Exhibit 99.C.1

Exhibit 99.C
ISSN 0115-0421
SPECIAL EDITION
Official Gazette
Edited at the Office of the President of the Philippines pursuant to Commonwealth Act No. 638 as amended by the Administrative Code of 1987
VOL.113 MANILA, PHILIPPINES, DECEMBER 29, 2017 NO.1
REPUBLIC ACT NO. 10964
GENERAL APPROPRIATIONS ACT
VOLUME l-A
Fiscal Year
2018
A Budget that Reforms and Transforms

SPECIAL EDITION
Official Gazette
Edited at the Office of the President of the Philippines pursuant to Commonwealth Act No. 638 as amended by the Administrative Code of 1987
VOL. 113
MANILA, PHILIPPINES, DECEMBER 29, 2017
NO. 1
REPUBLIC ACT NO. 10964 GENERAL APPROPRIATIONS ACT
VOLUME I-A

Republic of the Philippines

GENERAL APPROPRIATIONS ACT, FY 2018

January 1 - December 31, 2018

VOLUME I - A

VII.	DEPARTMENT OF EDUCATION	186

A.	Office of the Secretary	186
B.	Early Childhood Care and Development Council	362
C.	National Book Development Board	364
D.	National Council for Children’s Television	367
E.	National Museum	369
F.	Philippine High School for the Arts	372

VIII.	STATE UNIVERSITIES AND COLLEGES	377

A.	University of the Philippines System (The National University)	377

B.	National Capital Region	383

B.1	Eulogio “Amang” Rodriguez Institute of Science and Technology	383
B.2	Marikina Polytechnic College	386
B.3	Philippine Normal University	388
B.4	Philippine State College of Aeronautics	392
B.5	Polytechnic University of the Philippines	394
B.6	Rizal Technological University	398
B.7	Technological University of the Philippines	401

C.	Region I - ILOCOS	408

C.1	Don Mariano Marcos Memorial State University	408
C.2	Ilocos Sur Polytechnic State College	411
C.3	Mariano Marcos State University	414
C.4	North Luzon Philippines State College	418
C.5	Pangasinan State University	421
C.6	University of Northern Philippines	425

D.	CORDILLERA ADMINISTRATIVE REGION	429

D.1	Abra State Institute of Science and Technology	429
D.2	Apayao State College	432
D.3	Benguet State University	435
D.4	Ifugao State University	438
D.5	Kalinga State University	442
D.6	Mountain Province State University	445

E.	Region II - CAGAYAN VALLEY	449

E.1	Batanes State College	449
E.2	Cagayan State University	452
E.3	Isabela State University	455
E.4	Nueva Vizcaya State University	459
E.5	Quirino State University	463

F.	Region III - CENTRAL LUZON	468

F.1	Aurora State College of Technology	468
F.2	Bataan Peninsula State University	471
F.3	Bulacan Agricultural State College	474
F.4	Bulacan State University	478
F.5	Central Luzon State University	481

F.6	Don Honorio Ventura Technological State University	484
F.7	Nueva Ecija University of Science and Technology	488
F.8	Pampanga State Agricultural University	491
F.9	Philippine Merchant Marine Academy	495
F.10	Ramon Magsaysay Technological University	498
F.11	Tarlac College of Agriculture	502
F.12	Tarlac State University	505

G.	Region IV - SOUTHERN TAGALOG AND PALAWAN	509

	Region IV-A (CALABARZON)	509

G.1	Batangas State University	509
G.2	Cavite State University	512
G.3	Laguna State Polytechnic University	515
G.4	Southern Luzon State University	518
G.5	University of Rizal System	522

H.	Region IV-B (MIMAROPA)	525

H.1	Marinduque State College	525
H.2	Mindoro State University	528
H.3	Occidental Mindoro State College	532
H.4	Palawan State University	535
H.5	Romblon State University	538
H.6	Western Philippines University	542

I.	Region V - BICOL	546

I.1	Bicol State College of Applied Sceinces and Technology	546
I.2	Bicol University	549
I.3	Camarines Norte State College	552
I.4	Camarines Sur Polytechnic Colleges	556
I.5	Catanduanes State University	559
I.6	Central Bicol State University of Agriculture	563
I.7	Dr. Emilio B. Espinosa, Sr. Memorial State College of Agriculture and Technology	566
I.8	Partido State University	570
I.9	Sorsogon State College	573

J.	Region VI - WESTERN VISAYAS	578

J.1	Aklan State University	578
J.2	Capiz State University	581
J.3	Carlos C. Hilado Memorial State College	585
J.4	Central Philippines State University	588
J.5	Guimaras State College	591
J.6	Iloilo Science and Technology University	595
J.7	Iloilo State University of Science and Technology	598
J.8	Northern Iloilo State University	602
J.9	Northern Negros State College of Science and Technology	606

J.10	University of Antique	609
J.11	West Visayas State University	614

K.	Region VII - CENTRAL VISAYAS	619

K.1	Bohol Island State University	619
K.2	Cebu Normal University	622
K.3	Cebu Technological University	625
K.4	Negros Oriental State University	629
K.5	Siquijor State College	632

L.	Region VIII - EASTERN VISAYAS	636

L.1	Eastern Samar State University	636
L.2	Eastern Visayas State University	639
L.3	Leyte Normal University	643
L.4	Naval State University	646
L.5	Northwest Samar State University	650
L.6	Palompon Polytechnic State University	653
L.7	Samar State University	657
L.8	Southern Leyte State University	660
L.9	University of Eastern Philippines	664
L.10	Visayas State University (Leyte State University)	668

M.	Region IX - ZAMBOANGA PENINSULA	673

M.1	J.H. Cerilles State College	673
M.2	Jose Rizal Memorial State University	676
M.3	Western Mindanao State University	679
M.4	Zamboanga City State Polytechnic College	683
M.5	Zamboanga State College of Marine Sciences and Technology	687

N.	Region X - NORTHERN MINDANAO	691

N.1	Bukidnon State University	691
N.2	Camiguin Polytechnic State College	694
N.3	Central Mindanao University	697
N.4	MSU - Iligan Institute of Technology	701
N.5	Northwestern Mindanao State College of Science and Technology	705
N.6	University of Science and Technology of Southern Philippines - Cagayan De Oro Campus	708
N.7	University of Science and Technology of Southern Philippines - Claveria Campus	711

O.	Region XI - DAVAO REGION	715

O.1	Compostela Valley State College	715
O.2	Davao del Norte State College	718
O.3	Davao Oriental State College of Science and Technology	721
O.4	Southern Philippines Agri-Business and Marine and Aquatic School of Technology	725
O.5	University of Southeastern Philippines	728

P.	Region XII - SOCCSKSARGEN	732

P.1	Cotabato State University	732
P.2	Cotabato Foundation College of Science and Technology	735
P.3	Sultan Kudarat State University	738
P.4	University of Southern Mindanao	741

Q.	REGION XIII - CARAGA	746

Q.1	Agusan del Sur State College of Agriculture and Technology	746
Q.2	Caraga State University	749
Q.3	Surigao del Sur State University	752
Q.4	Surigao State College of Technology	755

R.	AUTONOMOUS REGION IN MUSLIM MINDANAO (ARMM)	760

R.1	Adiong Memorial Polytechnic State College	760
R.2	Basilan State College	763
R.3	Mindanao State University	766
R.4	MSU-TAWI-TAWI College of Technology and Oceanography	772
R.5	Sulu State College	775
R.6	TAWI-TAWI Regional Agricultural College	778

	GENERAL SUMMARY - STATE UNIVERSITIES AND COLLEGES	783

IX.	DEPARTMENT OF ENERGY	789

A.	Office of the Secretary	789

X.	DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES	795

A.	Office of the Secretary	795
B.	Environmental Management Bureau	848
C.	Mines and Geo-Sciences Bureau	863
D.	National Mapping and Resource Information Authority	872
E.	National Water Resources Board	876
F.	Palawan Council for Sustainable Development Staff	879

XI.	DEPARTMENT OF FINANCE	884

A.	Office of the Secretary	884
B.	Bureau of Customs	888
C.	Bureau of Internal Revenue	897
D.	Bureau of Local Government Finance	905
E.	Bureau of the Treasury	911
F.	Central Board of Assessment Appeals	916
G.	Insurance Commission	918
H.	National Tax Research Center	920
I.	Privatization and Management Office	922
J.	Securities and Exchange Commission	924

XII.	DEPARTMENT OF FOREIGN AFFAIRS	929

A.	Office of the Secretary	929
B.	Foreign Service Institute	941
C.	Technical Cooperation Council of the Philippines	943
D.	UNESCO National Commission of the Philippines	946

XIII.	DEPARTMENT OF HEALTH	950

A.	Office of the Secretary	950
B.	Commission on Population	974
C.	National Nutrition Council	981

XIV.	DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY	985

A.	Office of the Secretary	985
B.	Cybercrime Investigation and Coordination Center	989
C.	National Privacy Commission	991
D.	National Telecommunications Commission	994

XV.	DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT	999

A.	Office of the Secretary	999
B.	Bureau of Fire Protection	1007
C.	Bureau of Jail Management and Penology	1012
D.	Local Government Academy	1017
E.	National Police Commission	1019
F.	Philippine National Police	1030
G.	Philippine Public Safety College	1047

XVI.	DEPARTMENT OF JUSTICE	1052

A.	Office of the Secretary	1052
B.	Bureau of Corrections	1057
C.	Bureau of Immigration	1062
D.	Land Registration Authority	1065
E.	National Bureau of Investigation	1067
F.	Office of the Government Corporate Counsel	1070
G.	Office of the Solicitor General	1073
H.	Parole and Probation Administration	1075
I.	Presidential Commission on Good Government	1079
J.	Public Attorney’s Office	1082

XVII.	DEPARTMENT OF LABOR AND EMPLOYMENT	1086

A.	Office of the Secretary	1086
B.	Institute for Labor Studies	1100
C.	National Conciliation and Mediation Board	1103
D.	National Labor Relations Commission	1106
E.	National Maritime Polytechnic	1109
F.	National Wages and Productivity Commission	1112
G.	Philippine Overseas Employment Administration	1115
H.	Professional Regulation Commission	1118
I.	Overseas Workers Welfare Administration	1122

XVIII.	DEPARTMENT OF NATIONAL DEFENSE	1127

A.	Office of the Secretary - Proper	1127
B.	Government Arsenal	1129
C.	National Defense College of the Philippines	1132
D.	Office of Civil Defense	1135
E.	Philippine Veterans Affairs Office (PVAO) - Proper	1138
F.	Veterans Memorial Medical Center	1141
G.	Armed Forces of the Philippines	1144

G.l	Philippine Army (Land Forces)	1144
G.2	Philippine Air Force (Air Forces)	1148
G.3	Philippine Navy (Naval Forces)	1152
G.4	General Headquarters. AFP and AFP WIde Support and Separate Units (AFPWSSUS)	1157

XIX.	DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS	1166

A.	Office of the Secretary	1166

XX.	DEPARTMENT OF SCIENCE AND TECHNOLOGY	1364

A.	Office of the Secretary	1364
B.	Advanced Science and Technology Institute	1370
C.	Food and Nutrition Research Institute	1373
D.	Forest Products Research and Development Institute	1376
E.	Industrial Technology Development Institute	1379
F.	Metals Industry Research and Development Center	1383
G.	National Academy of Science and Technology	1386
H.	National Research Council of the Philippines	1389
I.	Philippine Atmospheric, Geophysical and Astronomical Services Administration	1392
J.	Philippine Council for Agriculture, Aquatic and Natural Resources Research and Development	1396
K.	Philippine Council for Health Research and Development	1398
L.	Philippine Council for Industry, Energy and Emerging Technology Research and Development	1401
M.	Philippine Institute of Volcanology and Seismology	1404
N.	Philippine Nuclear Research Institute	1408
O.	Philippine Science High School	1411
P.	Philippine Textile Research Institute	1426
Q.	Science Education Institute	1430
R.	Science and Technology Information Institute	1432
S.	Technology Application and Promotion Institute	1435

DECEMBER 29, 2017	OFFICIAL GAZETTE	1
CONGRESS OF THE PHILIPPINES

H.B. No. 6215

Republic of the Philippines

Congress of the Philippines

Metro Manila

Seventeenth Congress

Second Regular Session

Begun and held in Metro Manila, on Monday, the Twenty-Fourth of July, Two Thousand and Seventeen.

[Republic Act No.        10964         ]

AN ACT

APPROPRIATING FUNDS FOR THE OPERATION OF THE GOVERNMENT OF THE REPUBLIC OF THE PHILIPPINES FROM JANUARY ONE TO DECEMBER THIRTY-ONE, TWO THOUSAND AND EIGHTEEN AND FOR OTHER PURPOSES

Be it enacted by the Senate and the House of Representatives of the Philippines in Congress assembled:

Section 1. Appropriation of Funds. The following sums, or so much thereof as may be necessary, are hereby appropriated out of any funds in the National Treasury of the Philippines not otherwise appropriated, for the operation of the Government of the Republic of the Philippines from January one to December thirty-one, two thousand and eighteen, except where otherwise specifically provided herein:

2	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

I. CONGRESS OF THE PHILIPPIINES

A. SENATE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder							P	5,827,751,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	1,473,295,000	P	664,299,000	P	1,585,400,000	P	3,722,994,000
Operations		908,515,000		1,186,642,000		9,600,000		2,104,757,000

SENATE LEGISLATIVE PROGRAM		908,515,000		1,186,642,000		9,600,000		2,104,757,000

TOTAL NEW APPROPRIATIONS	P	2,381,810,000	P	1,850,941,000	P	1,595,000,000	P	5,827,751,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	P	1,313,087,000	P	664,299,000	P	85,400,000	P	2,062,786,000
Administration of Personnel Benefits		160,208,000						160,208,000
Project(s)
Locally-Funded Project(s)						1,500,000,000		1,500,000,000

Senate Relocation						1,500,000,000		1,500,000,000

Sub-total, General Administration and Support		1,473,295,000		664,299,000		1,585,400,000		3,722,994,000

Operations
Crafting of significant Legislation and reform measures ensured		908,515,000		1,186,642,000		9,600,000		2,104,757,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	3
CONGRESS OF THE PHILIPPINES

SENATE LEGISLATIVE PROGRAM		908,515,000		1,117,286,000		9,600,000		2,035,401,000

Legislation of Laws and Other Related Activities		908,515,000		1,117,286,000		9,600,000		2,035,401,000

Project(s)

Locally-Funded Project(s)				69,356,000				69,356,000

Technical Studies on the Economy, Taxation, Energy, Environment, Banking, Agriculture, Transportation and other Technicaal Studies				69,356,000				69,356,000

Sub-total, Operations		908,515,000		1,186,642,000		9,600,000		2,104,757,000

TOTAL NEW APPROPRIATIONS	P	2,381,810,000	P	1,850,941,000	P	1,595,000,000	P	5,827,751,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures

Personnel Services

Civilian Personnel

Permanent Positions

Basic Salary	1,172,386

Total Permanent Positions	1,172,386

Other Compensation Common to All

Personnel Economic Relief Allowance	46,128
Representation Allowance	31,068
Transportation Allowance	31,068
Clothing and Uniform Allowance	9,610
Honoraria	1,200
Hid-Year Bonus - Civilian	97,699
Year End Bonus	97,699
Cash Gift	9,610
Step Increment	2,931
Productivity Enhancement Incentive	9,610

Total Other Compensation Common to All	336,623

Other Compensation for Specific Groups

Lump-sum for filling of Positions - Civilian	146,663
Lump-sum for Personnel Services	640,261

Total Other Compensation for Specific Groups	786,924

4	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Other Benefits

PAG-IBIG Contributions	2,306
PhilHealth Contributions	7,337
Employees Compensation Insurance Premiums	2,306
Retirement Gratuity	6,345
Terminal Leave	7,200

Total Other Benefits	25,494

Non-Permanent Positions	60,383

Total Personnel Services	2,381,810

Maintenance and Other Operating Expenses

Travelling Expenses	278,667
Training and Scholarship Expenses	7,306
Supplies and Materials Expenses	80,363
Utility Expenses	54,570
Communication Expenses	44,830
Survey, Research, Exploration and Development Expenses	69,356
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	169,682
Professional Services	156,334
General Services	38,700
Repairs and Maintenance	10,000
Taxes, Insurance Premiums and Other Fees	4,624
Other Maintenance and Operating Expenses
Advertising Expenses	4,186
Printing and Publication Expenses	3,441
Representation Expenses	84,482
Transportation and Delivery Expenses	782
Rent/Lease Expenses	236,401
Membership Dues and Contributions to Organizations	1,947
Subscription Expenses	15,489
Other Maintenance and Operating Expenses	589,781

Total Maintenance and Other Operating Expenses	1,850,941

Total Current Operating Expenditures	4,232,751

Capital Outlays

Property, Plant and Equipment Outlay
Land Outlay	1,500,000
Buildings and Other Structures	8,000
Machinery and Equipment Outlay	30,000
Transportation Equipment Outlay	3,000
Furniture, Fixtures and Books Outlay	4,000
Other Property, Plant and Equipment Outlay	35,000
Intangible Assets Outlay	15,000

Total Capital Outlays	1,595,000

TOTAL NEW APPROPRIATIONS	5,827,751

DECEMBER 29, 2017	OFFICIAL GAZETTE	5
CONGRESS OF THE PHILIPPINES

B. SENATE ELECTORAL TRIBUNAL

For general administration and support, and operations, as indicated hereunder	P 270,450,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	143,867,000	P	17,984,000	P	6,500,000	P	168,351,000
Operations		61,227,000		40,872,000				102,099,000

SENATE ELECTORAL CONTESTS ADJUDICATION PROGRAM		61,227,000		40,872,000				102,099,000

TOTAL NEW APPROPRIATIONS	P	205,094,000	P	58,856,000	P	6,500,000	P	270,450,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	P	99,696,000	P	17,984,000	P	6,500,000	P	124,180,000
Administration of Personnel Benefits		44,171,000						44,171,000

Sub-total, General Administration and Support		143,867,000		17,984,000		6,500,000		168,351,000

Operations
Fair and speedy resolution of Senatorial electoral contests achieved		61,227,000		40,872,000				102,099,000

SENATE ELECTORAL CONTESTS ADJUDICATION PROGRAM		61,227,000		40,872,000				102,099,000

Adjudication of Electoral Contests involving members of the Senate including Administrative Support		61,227,000		40,872,000				102,099,000

Sub-total, Operations		61,227,000		40,872,000				102,099,000

TOTAL NEW APPROPRIATIONS	P	205,094,000	P	58,856,000	P	6,500,000	P	270,450,000

6	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	62,149

Total Permanent Positions	62,149

Other Compensation Common to All
Personnel Economic Relief Allowance	2,544
Representation Allowance	918
Transportation Allowance	918
Clothing and Uniform Allowance	530
Honoraria	200
Mid-Year Bonus - Civilian	5,179
Year End Bonus	5,179
Cash Gift	530
Per Diems	3,300
Step Increment	155
Productivity Enhancement Incentive	530

Total Other Compensation Common to All	19,983

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	37,671
Lump-sum for Personnel Services	72,833
Other Personnel Benefits	11,454

Total Other Compensation for Specific Groups	121,958

Other Benefits
PAG-IDIG Contributions	127
PhilHealth Contributions	394
Employees Compensation Insurance Premiums	127

Total Other Benefits	648

Non-Permanent Positions	356

Total Personnel Services	205,094

Maintenance and Other Operating Expenses
Travelling Expenses	686
Training and Scholarship Expenses	1,563
Supplies and Materials Expenses	6,483
Utility Expenses	4,713
Communication Expenses	4,065

DECEMBER 29, 2017	OFFICIAL GAZETTE	7
CONGRESS OF THE PHILIPPINES

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,518
Professional Services	11,356
General Services	8,432
Repairs and Maintenance	642
Taxes, Insurance Premiums and Other Fees	230
Other Maintenance and Operating Expenses
Printing and Publication Expenses	499
Representation Expenses	624
Transportation and Delivery Expenses	775
Rent/Lease Expenses	13,900
Subscription Expenses	70
Other Maintenance and Operating Expenses	300

Total Maintenance and Other Operating Expenses	58,856

Total Current Operating Expenditures	263,950

Capital Outlays

Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	3,000
Transportation Equipment Outlay	2,000
Other Property, Plant and Equipment Outlay	1,100
Intangible Assets Outlay	400

Total Capital Outlays	6,500

TOTAL NEW APPROPRIATIONS	270,450

C. COMMISSION ON APPOINTMENTS

For general administration and support, and operations, as indicated hereunder	P 731,325,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	220,902,000	P	263,287,000	P	7,000,000	P	491,189,000
Operations		77,725,000		162,411,000				240,136,000

PRESIDENTIAL APPOINTMENTS CONFIRMATION PROGRAM		77,725,000		162,411,000				240,136,000

TOTAL NEW APPROPRIATIONS	P	298,627,000	P	425,698,000	P	7,000,000	P	731,325,000

8	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	P 153,662,000	P 263,287,000	P 7,000,000	P 423,949,000
Administration of Personnel Benefits	67,240,000			67,240,000

Sub-total, General Administration and Support	220,902,000	263,287,000	7,000,000	491,189,000

Operations
Review and confirmation of Presidential appointments/ nominations submitted to the Commission	77,725,000	162,411,000		240,136,000

PRESIDENTIAL APPOINTMENTS CONFIRMATION PROGRAM	77,725,000	162,411,000		240,136,000

Review and confirmation of appointments submitted to the Commission	77,725,000	162,411,000		240,136,000

Sub-total, Operations	77,725,000	162,411,000		240,136,000

TOTAL NEW APPROPRIATIONS	P 298,627,000	P 425,698,000	P 7,000,000	P 731,325,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary				152,227

Total Permanent Positions				152,227

Other Compensation Common to All
Personnel Economic Relief Allowance				5,184
Representation Allowance				6,354
Transportation Allowance				4,914
Clothing and Uniform Allowance				1,080
Honoraria				265

DECEMBER 29, 2017	OFFICIAL GAZETTE	9
CONGRESS OF THE PHILIPPINES

Mid-Year Bonus - Civilian	12,686
Year End Bonus	12,686
Cash Gift	1,080
Step Increment	380
Productivity Enhancement Incentive	1,080

Total Other Compensation Common to All	45,709

Other Compensation for Specific Groups

Magna Carta for Public Health Workers	20
Lump-sum for filling of Positions - Civilian	46,891
Other Personnel Benefits	18,547

Total Other Compensation for Specific Groups	65,458

Other Benefits

PAG-IBIG Contributions	259
PhilHealth Contributions	878
Employees Compensation Insurance Premiums	259
Terminal Leave	20,349

Total Other Benefits	21,745

Non-Permanent Positions	13,488

Total Personnel Services	298,627

Maintenance and Other Operating Expenses

Travelling Expenses	12,950
Training and Scholarship Expenses	3,500
Supplies and Materials Expenses	10,219
Utility Expenses	2,500
Communication Expenses	5,950
Confidential, Intelligence and Extraordinary Expenses Extraordinary and Miscellaneous Expenses	5,472
Professional Services	19,200
General Services	1,000
Repairs and Maintenance	4,200
Taxes, Insurance Premiums and Other Fees	1,300
Other Maintenance and Operating Expenses
Advertising Expenses	1,200
Printing and Publication Expenses	2,000
Representation Expenses	28,830
Rent/Lease Expenses	33,774
Subscription Expenses	700
Other Maintenance and Operating Expenses	292,903

Total Maintenance and Other Operating Expenses	425,698

Total Current Operating Expenditures	724,325

Capital Outlays

Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,000

10	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Transportation Equipment Outlay	3,000
Other Property, Plant and Equipment Outlay	2,000

Total Capital Outlays	7,000

TOTAL NEW APPROPRIATIONS	731,325

D. MOUSE OF REPRESENTATIVES

For general administration and support, and operations, as indicated hereunder	P	11,177,236,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	1,915,784,000	P	2,707,239,000	P	115,000,000	P	4,738,023,000
Operations		3,033,742,000		3,355,471,000		50,000,000		6,439,213,000

KOR LEGISLATIVE PROGRAM		3,033,742,000		3,355,471,000		50,000,000		6,439,213,000

TOTAL NEW APPROPRIATIONS	P	4,949,526,000	P	6,062,710,000	P	165,000,000	P	11,177,236,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	P	1,709,437,000	P	2,707,239,000	P	115,000,000	P	4,531,676,000
Administration of Personnel Benefits		206,347,000						206,347,000

Sub-total, General Administration and Support		1,915,784,000		2,707,239,000		115,000,000		4,738,023,000

Operations
Crafting of significant legislation and reform measures ensured		3,033,742,000		3,355,471,000		50,000,000		6,439,213,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	11
CONGRESS OF THE PHILIPPINES

NON LEGISLATIVE PROGRAM		3,033,742,000		3,355,471,000		50,000,000		6,439,213,000

Legislation of laws and other related activities		3,033,742,000		3,355,471,000		50,000,000		6,439,213,000

Sub-total, Operations		3,033,742,000		3,355,471,000		50,000,000		6,439,213,000

TOTAL NEW APPROPRIATIONS	P	4,949,526,000	P	6,062,710,000	P	165,000,000	P	11,177,236,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

Personnel Services

Civilian Personnel

Permanent Positions

Basic Salary	2,605,187

Total Permanent Positions	2,605,187

Other Compensation Common to All

Personnel Economic Relief Allowance	88,488
Representation Allowance	56,502
Transportation Allowance	56,502
Clothing and Uniform Allowance	18,435
Mid-Year Bonus - Civilian	217,099
Year End Bonus	217,099
Cash Gift	18,435
Step Increment	6,513
Productivity Enhancement Incentive	18,435

Total Other Compensation Common to All	697,508

Other Compensation for Specific Groups

Lump-sum for filling of Positions - Civilian	390,752
Lump-sum for Personnel Services	632,365
Other Personnel Benefits	72,253

Total Other Compensation for Specific Groups	1,095,370

Other Benefits

PAG-IBIG Contributions	4,424
PhilHealth Contributions	13,964
Employees Compensation Insurance Premiums	4,424
Retirement Gratuity	168,466
Terminal Leave	36,461

Total Other Benefits	227,739

12	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Non-Permanent Positions	323,722

Total Personnel Services	4,949,526

Maintenance and Other Operating Expenses

Travelling Expenses	1,097,077
Training and Scholarship Expenses	10,000
Supplies and Materials Expenses	227,707
Utility Expenses	232,168
Communication Expenses	220,475
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	615,240
Professional Services	2,193,208
General Services	93,500
Repairs and Maintenance	186,964
Taxes, Insurance Premiums and Other Fees	12,339
Other Maintenance and Operating Expenses
Advertising Expenses	5,324
Printing and Publication Expenses	67,538
Representation Expenses	137,148
Transportation and Delivery Expenses	221
Rent/Lease Expenses	300
Membership Dues and Contributions to Organizations	43,705
Subscription Expenses	33,277
Donations	3,642
Other Maintenance and Operating Expenses	882,877

Total Maintenance and Other Operating Expenses	6,062,710

Total Current Operating Expenditures	11,012,236

Capital Outlays

Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	160,000
Transportation Equipment Outlay	2,000
Furniture, Fixtures and Books Outlay	3,000

Total Capital Outlays	165,000

TOTAL NEW APPROPRIATIONS	11,177,236

E. HOUSE ELECTORAL TRIBUNAL

For general administration and support, and operations, as indicated hereunder	P	204,135,000

New Appropriations, by Program

DECEMBER 29, 2017	OFFICIAL GAZETTE	13
CONGRESS OF THE PHILIPPINES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	66,652,000	P	15,000,000	P	11,750,000	P	93,402,000
Operations		66,949,000		43,784,000				110,733,000

KOR ELECTORAL CONTESTS ADJUDICATION PROGRAM		66,949,000		43,784,000				110,733,000

TOTAL NEW APPROPRIATIONS	P	133,601,000	P	58,784,000	P	11,750,000	P	204,135,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	P	22,397,000	P	15,000,000	P	11,750,000	P	49,147,000
Administration of Personnel Benefits		44,255,000						44,255,000

Sub-total, General Administration and Support		66,652,000		15,000,000		11,750,000		93,402,000

Operations
Fair and speedy resolution of House of Representatives contests achieved		66,949,000		43,784,000				110,733,000

KOR ELECTORAL CONTEST ADJUDICATION PROGRAM		66,949,000		43,784,000				110,733,000

Adjudication of Electoral Contests involving members of the House of Representatives		66,949,000		43,784,000				110,733,000

Sub-total, Operations		66,949,000		43,784,000				110,733,000

TOTAL NEW APPROPRIATIONS	P	133,601,000	P	58,784,000	P	11,750,000	P	204,135,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

Personnel Services

Civilian Personnel

Permanent Positions

Basic Salary	66,094

Total Permanent Positions	66,094

14	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Other Compensation Common to All

Personnel Economic Relief Allowance	2,880
Representation Allowance	2,562
Transportation Allowance	2,562
Clothing and Uniform Allowance	600
Honoraria	1,323
Mid-Year Bonus - Civilian	5,508
Year End Bonus	5,508
Cash Gift	600
Step Increment	165
Productivity Enhancement Incentive	600

Total Other Compensation Common to ALL	22,308

Other Compensation for Specific Groups

Provident/welfare Fund Contributions	231
Lump-sum for filling of Positions - Civilian	43,586

Total Other Compensation for Specific Groups	43,817

Other Benefits

PAG-IBIG Contributions	144
PhilHealth Contributions	425
Employees Compensation Insurance Premiums	144
Terminal Leave	669

Total Other Benefits	1,382

Total Personnel Services	133,601

Maintenance and Other Operating Expenses

Travelling Expenses	4,965
Training and Scholarship Expenses	3,971
Supplies and Materials Expenses	11,009
Utility Expenses	5,220
Communication Expenses	2,600
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,884
Professional Services	5,600
General Services	4,700
Repairs and Maintenance	1,690
Taxes, Insurance Premiums and Other Fees	1,055
Other Maintenance and Operating Expenses
Advertising Expenses	336
Printing and Publication Expenses	905
Representation Expenses	3,724
Transportation and Delivery Expenses	1,680
Rent/Lease Expenses	6,019
Subscription Expenses	426

Total Maintenance and Other Operating Expenses	58,784

Total Current Operating Expenditures	192,385

DECEMBER 29, 2017	OFFICIAL GAZETTE	15
CONGRESS OF THE PHILIPPINES

Capital Outlays

Property, Plant and Equipment Outlay
Buildings and Other Structures	8,000
Machinery and Equipment Outlay	750
Furniture, Fixtures and Books Outlay	3,000

Total Capital Outlays	11,750

TOTAL NEW APPROPRIATIONS	204,135

Special Provisions Applicable to the Congress of the Philippines

1. Augmentation of Any Item in the Appropriations of the Congress of the Philippines. Pursuant to Section 25(5) of Article VI of the Constitution, the Senate President, with respect to the Senate and the Speaker, with respect to the House of Representatives, are hereby authorized to augment any item in the general appropriations law for their respective offices from any savings in other items of their respective appropriations.

2. Organizational Structure of the Senate, the House of Representatives, the Senate and House of Representatives Electoral Tribunals and the Commission on Appointments. Notwithstanding any provision of law to the contrary and within the limits of the appropriations authorized in this Act, the Senate President, with respect to the Senate and the Commission on Appointments, the Speaker, with respect to the House of Representatives, and the Chairpersons of the Senate and House of Representatives Electoral Tribunals are authorized to:

(a)	formulate and implement the organizational structures of their respective offices;

(b)	fix and determine the salaries, allowances and other benefits of their Members, employees and consultants, subject to Section 10, Article VI of the Constitution, and whenever public interest so requires, make adjustments and reorganization of positions in the regular personnel with the corresponding transfer of items of appropriations; and

(c)	create new positions in their respective offices:

PROVIDED, That officers and employees whose positions are affected by such adjustments or reorganization shall be granted retirement gratuities and separation pay in accordance with existing laws, which shall be payable from any unexpended balance of, or savings in the appropriations of their respective offices: PROVIDED, FURTHER, That the foregoing changes, reorganization and modifications shall be submitted to the DBM for proper documentation. (GENERAL OBSERVATION- President’s Veto Message, December 19, 2017, VolumeI-B, page 653, R.A. No. 10964)

3. Release of Appropriations. All appropriations authorized for the Senate, the House of Representatives, the Commission on Appointments, and the Senate and House of Representatives Electoral Tribunals shall be automatically and regularly released.

4. Modification of Allocation for Operational Expenses. Subject to the approval of the Senate President or the Speaker of the House of Representatives, as the case may be, a Member of Congress may modify his allocation for operational expenses to any other expense category: PROVIDED, That the total of said allocation is not exceeded.

5. Revolving Fund for the Reproduction of legislative Records and Sale of Publications and Products. The revolving fund constituted from the income derived from business-type activities of the Senate and the House of Representatives including sale of publications and other institutional products shall be used to cover the expenses incurred for the said activities in accordance with accounting and auditing rules and regulations.

6. Availability of Appropriations and Cash Allocations. Unexpended quarterly and year-end balances of approved appropriations and cash allocations for the Senate, the House of Representatives, the Senate and the House of Representatives Electoral Tribunals and the Commission on Appointments shall remain valid appropriations and shall continue to be available for expenditure until fully spent and shall remain under their control and accountability, subject to accounting and auditing rules and regulations.

(ITEM V- President’s Veto Message, December 19, 2017, Volume I-B, page 654, R.A. No. 10964)

7. Constitutional Guarantee. In the implementation of the foregoing provisions, the constitutional guarantee of the independence of Congress as a co-equal branch of government must be maintained.

16	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

GENERAL SUMMARY

CONGRESS OF THE PHILIPPINES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. SENATE	P	2,381,810,000	P	1,850,941,000	P	1,595,000,000	P	5,827,751,000
B. SENATE ELECTORAL TRIBUNAL		205,094,000		58,856,000		6,500,000		270,450,000
C. COMMISSION ON APPOINTMENTS		298,627,000		425,698,000		7,000,000		731,325,000
D. HOUSE OF REPRESENTATIVES		4,949,526,000		6,062,710,000		165,000,000		11,177,236,000
E. HOUSE ELECTORAL TRIBUNAL		133,601,000		58,784,000		11,750,000		204,135,000

TOTAL NEW APPROPRIATIONS, CONGRESS OF THE PHILIPPINES	P	7,968,658,000	P	8,456,989,000	P	1,785,250,000	P	18,210,897,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	17
OFFICE OF THE PRESIDENT

II. OFFICE OF THE PRESIDENT

A. THE PRESIDENT’S OFFICES

For general administration and support and operations, including locally-funded project(s), as indicated hereunder	P	6,031,010,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	468,166,000	P	331,128,000	P	328,220,000	P	1,127,514,000
Operations		525,993,000		4,335,533,000		41,970,000		4,903,496,000

PRESIDENTIAL OVERSIGHT PROGRAM		359,312,000		3,292,274,000		41,970,000		3,693,556,000
PRESIDENTIAL ADVISORY PROGRAM		23,427,000		32,966,000				56,393,000
PRESIDENTIAL LEGAL AND LEGISLATIVE SERVICES PROGRAM		29,355,000		5,094,000				34,449,000
PRESIDENTIAL EXECUTIVE STAFF SERVICES PROGRAM		113,899,000		1,005,199,000				1,119,098,000

TOTAL NEW APPROPRIATIONS	P	994,159,000	P	4,666,661,000	P	370,190,000	P	6,031,010,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	459,770,000	P	331,128,000	P	328,220,000	P	1,119,118,100
Administration of Personnel Benefits		8,396,000						8,396,000

18	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Sub-total, General Administration and Support		468,166,000		331,128,000		328,220,000		1,127,514,000

Operations
Responsive support services to the Presidency		525,993,000		4,335,533,000		41,970,000		4,903,496,000

PRESIDENTIAL OVERSIGHT PROGRAM		359,312,000		3,292,274,000		41,970,000		3,693,556,000

Issuance of Presidential Directives, Special Powers and Authorities and Clearances		36,721,000		82,968,000				119,689,000
Policy development and formulation on strategic Presidential interventions		119,544,000		173,242,000				292,786,000
Oversight management on national security concerns		16,874,000		2,732,983,000				2,749,857,000
Public assistance and information services		18,251,000		3,911,000				22,162,000
Oversight of general government internal control systems		15,450,000		491,000				15,941,000
Oversight and general government performance monitoring				24,525,000				24,525,000
Project(s)
Locally-Funded Project(s)		152,472,000		274,154,000		41,970,000		468,596,000

Office of the Cabinet Secretary		152,472,000		274,154,000		41,970,000		468,596,000
PRESIDENTIAL ADVISORY PROGRAM		23,427,000		32,966,000				56,393,000

Presidential advisory assistance services		23,427,000		32,966,000				56,393,000
PRESIDENTIAL LEGAL AND LEGISLATIVE SERVICES PROGRAM		29,355,000		5,094,000				34,449,000

Provide legal advice, renew contracts and resolve cases on appeal		29,355,000		1,727,000				31,082,000
Prepare presidential issuances, conduct investigation and render decision on complaint against presidential appointees				3,367,000				3,367,000
PRESIDENTIAL EXECUTIVE STAFF SERVICES PROGRAM		113,899,000		1,005,199,000				1,119,098,000

Local/foreign missions and state visits		13,011,000		922,378,000				935,389,000
Presidential security and close-in functions		37,192,000		20,602,000				57,794,000
Management of special events and internal house affair		63,696,000		62,219,000				125,915,000

Sub-total, Operations		525,993,000		4,335,533,000		41,970,000		4,903,496,000

TOTAL NEW APPROPRIATIONS	P	994,159,000	P	4,666,661,000	P	370,190,000	P	6,031,010,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	19
OFFICE OF THE PRESIDENT

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	339,641

Total Permanent Positions	339,641

Other Compensation Common to All
Personnel Economic Relief Allowance	18,768
Representation Allowance	8,904
Transportation Allowance	8,904
Clothing and Uniform Allowance	3,910
Mid-Year Bonus - Civilian	28,302
Year End Bonus	28,302
Cash Gift	3,910
Step Increment	850
Productivity Enhancement Incentive	3,910

Total Other Compensation Common to All	105,760

Other Benefits
PAG-IBIG Contributions	939
PhilMealth Contributions	2,593
Employees Compensation Insurance Premiums	939
Retirement Gratuity	6,468
Terminal Leave	1,928

Total Other Benefits	12,867

Non-Permanent Positions	535,891

Total Personnel Services	994,159

Maintenance and Other Operating Expenses
Travelling Expenses	884,979
Training and Scholarship Expenses	55,124
Supplies and Materials Expenses	128,670
Utility Expenses	103,321
Communication Expenses	102,997
Awards/Rewards and Prizes	5,500
Survey, Research, Exploration and Development Expenses	225
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	1,250,000
Extraordinary and Miscellaneous Expenses	19,835
Intelligence Expenses	1,250,000

20	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Professional Services	302,412
General Services	35,975
Repairs and Maintenance	197,735
Financial Assistance/Subsidy	17,924
Taxes, Insurance Premiums and Other Fees	18,222
Other Maintenance and Operating Expenses
Advertising Expenses	7,500
Printing and Publication Expenses	7,976
Representation Expenses	153,024
Transportation and Delivery Expenses	496
Rent/Lease Expenses	111,458
Membership Dues and Contributions to Organizations	3,500
Subscription Expenses	9,788

Total Maintenance and Other Operating Expenses	4,666,661

Total Current Operating Expenditures	5,660,820

Capital Outlays
Property, Plant and Equipment Outlay
Land and Land Improvements Outlay	5,000
Infrastructure Outlay	41,970
Buildings and Other Structures	300,300
Machinery and Equipment Outlay	6,870
Transportation Equipment Outlay	10,000
Furniture, Fixtures and Books Outlay	1,000
Other Property, Plant and Equipment Outlay	5,000
Intangible Assets Outlay	50

Total Capital Outlays	370,190

TOTAL NEW APPROPRIATIONS	6,031,010

DECEMBER 29, 2017	OFFICIAL GAZETTE	21
OFFICE OF THE PRESIDENT

GENERAL SUMMARY

OFFICE OF THE PRESIDENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. THE PRESIDENT’S OFFICES	P	994,159,000	P	4,666,661,000	P	370,190,000	P	6,031,010,000

TOTAL NEW APPROPRIATIONS, OFFICE OF THE PRESIDENT	P	994,159,000	P	4,666,661,000	P	370,190,000	P	6,031,010,000

22	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

III. OFFICE OF THE VICE-PRESIDENT

For general administration and support, and operations, as indicated hereunder	P543,946,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	26,256,000	P	23,519,000	P	11,340,000	P	61,115,000
Operations		57,321,000		425,510,000				482,831,000

GOOD GOVERNANCE PROGRAM		57,321,000		425,510,000				482,831,000

TOTAL NEW APPROPRIATIONS	P	83,577,000	P	449,029,000	P	11,340,000	P	543,946,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	25,578,000	P	23,519,000	P	11,340,000	P	60,437,000
Administration of Personnel Benefits		678,000						678,000

Sub-total, General Administration and Support		26,256,000		23,519,000		11,340,000		61,115,000

Operations
Enhanced strategic partnership and advocacy on good governance		57,321,000		425,510,000				482,831,000

GOOD GOVERNANCE PROGRAM		57,321,000		425,510,000				482,831,000

Good Governance Engagements and Social Service Projects		57,321,000		345,510,000				402,831,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	23
OFFICE OF THE VICE-PRESIDENT

Project(s)
Locally-Funded Project(s)				80,000,000				80,000,000

For the implementation of Priority Programs and Projects				80,000,000				80,000,000

Sub-total, Operations		57,321,000		425,510,000				482,831,000

TOTAL NEW APPROPRIATIONS	P	83,577,000	P	449,029,000	P	11,340,000	P	543,946,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	58,698

Total Permanent Positions	58,698

Other Compensation Common to All
Personnel Economic Relief Allowance	2,688
Representation Allowance	1,008
Transportation Allowance	1,008
Clothing and Uniform Allowance	560
Mid-Year Bonus - Civilian	4,892
Year End Bonus	4,892
Cash Gift	560
Step Increment	147
Productivity Enhancement Incentive	560

Total Other Compensation Common to All	16,315

Other Benefits
PAG-IBIG Contributions	135
PhilHealth Contributions	441
Employees Compensation Insurance Premiums	135
Terminal Leave	678

Total Other Benefits	1,389

Non-Permanent Positions	7,175

Total Personnel Services	83,577

24	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Maintenance and Other Operating Expenses
Travelling Expenses	29,942
Training and Scholarship Expenses	8,020
Supplies and Materials Expenses	17,960
Utility Expenses	9,647
Communication Expenses	6,618
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	548
Professional Services	32,793
General Services	1,000
Repairs and Maintenance	18,505
Repairs and Maintenance of Leased Assets	5,000
Financial Assistance/Subsidy	277,602
Taxes, Insurance Premiums and Other Fees	390
Other Maintenance and Operating Expenses
Representation Expenses	28,466
Rent/Lease Expenses	11,138
Subscription Expenses	1,400

Total Maintenance and Other Operating Expenses	449,029

Total Current Operating Expenditures	532,606

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	5,840
Transportation Equipment Outlay	1,500
Furniture, Fixtures and Books Outlay	4,000

Total Capital Outlays	11,340

TOTAL NEW APPROPRIATIONS	543,946

DECEMBER 29, 2017	OFFICIAL GAZETTE	25
OFFICE OF THE VICE-PRESIDENT

GENERAL SUMMARY

OFFICE OF THE VICE-PRESIDENT

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
A. OFFICE OF THE VICE-PRESIDENT	P83,577,000	P449,029,000	P11,340,000	P543,946,000

TOTAL NEW APPROPRIATIONS, OFFICE OF THE VICE-PRESIDENT	P83,577,000	P449,029,000	P11,340,000	P543,946,000

26	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

IV. DEPARTMENT OF AGRARIAN REFORM

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, operations and for programs and projects in support of the Comprehensive Agrarian Reform Program, as indicated hereunder	P9,533,430,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	496,412,000	P	1,103,172,000	P		P	1,599,584,000
Support to Operations		454,300,000		239,178,000				693,478,000
Operations		2,955,571,000		3,039,571,000		1,245,226,000		7,240,368,000

LAND TENURE SECURITY PROGRAM		1,971,885,000		494,399,000				2,466,284,000
AGRARIAN JUSTICE DELIVERY PROGRAM		348,899,000		586,873,000				935,772,000
AR BENEFICIARIES DEVELOPMENT AND SUSTAINABILITY PROGRAM		634,787,000		1,958,299,000		1,245,226,000		3,838,312,000

TOTAL NEW APPROPRIATIONS	P	3,906,283,000	P	4,381,921,000	P	1,245,226,000	P	9,533,430,000

Special Provision(s)

1. Appropriations under the Department of Agrarian Reform. The amounts appropriated herein shall be used in support of the Comprehensive Agrarian Reform Program (CARP) and the Agriculture and Fisheries Modernization Program (AFMP) under R.A. 8435.

2. Comprehensive Agrarian Reform Program. The amount of Three Billion Four Hundred Two Million Fifty Six Thousand Pesos (P3,402,056,000) shall be used for Land Acquisition and Distribution (LAD) and Agrarian Justice Delivery under the CARP: PROVIDED, That the amount of Ten Million Pesos (P10,000,000) for Land Owner’s Compensation shall be released to the Land Bank of the Philippines through the BTr, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987 and other documents required by DBM.

This amount shall be supplemented by specific appropriations in this Act lodged under the budgets of the following implementing agencies of the CARP:

DENR-OSEC	P	91,895,000
DOJ-LRA		273,047,000

TOTAL	P	364,942,000

3. Agriculture and Fisheries Modernization Program. Of the amounts appropriated herein, Three Billion Eight Hundred Thirty Eight Million Three Hundred Twelve Thousand Pesos (P3,838,312,000) shall be used for the Program Beneficiaries Development (PBD) Component of the CARP in support of the programs and projects of the AFMP.

This amount shall be supplemented by specific appropriations in this Act lodged in the budgets of the various implementing agencies of CARP, as follows:

DEMR-OSEC	P168,957,000
DTI-OSEC	99,866,000
DA-NIA	501,532,000

TOTAL	P770,355,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	27
DEPARTMENT OF AGRARIAN REFORM

Likewise, the amount of One Hundred Million Pesos (P100,000,000) is appropriated for the Tulay ng Pangulo para sa Kaunlarang Pang-Agraryo (TPKP) Project under the DPWH budget in support of the AFNP, specifically in the CARP areas. This amount shall, cover the required operating costs and other related civil works in the implementation of the TPKP. The DAR shall confirm to the DPWH the location of sites where the remaining bridges will be constructed. The DPWH shall submit regular status reports to DAR and to the Congressional Committee on Agrarian Reform (COCAR).

4. Farmers’ Amortization Payments. Collections from farmers’ amortization for agrarian reform receivables and loan repayments at the Land Bank of the Philippines, including a portion of advance remittances by farmers certified as agrarian reform receivables shall be deposited with the National Treasury as income of the General Fund.

5. Climate Change Adaptation and Disaster Risk Reduction. The Department of Agrarian Reform (DAR) shall provide support to all agrarian reform communities (ARCs) for them to be attuned to climate change adaptation and disaster risk reduction. The DAR shall also capacitate the ARCs in renewable energy and energy efficiency, ecological solid waste management, sustainable land use such as organic farming approaches and the use of water catchments.

6. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P 434,023,000	P 1,103,172,000		P 1,537,195,000

National Capital Region (NCR)	363,895,000	371,129,000		735,024,000

Central Office	363,895,000	371,129,000		735,024,000
Region I - Ilocos		34,250,000		34,250,000

Regional Office I - Proper		14,215,000		14,215,000
PARO - Ilocos Norte		3,600,000		3,600,000
PARO - Ilocos Sur		5,698,000		5,698,000
PARO - La Union		5,177,000		5,177,000
PARO - Pangasinan		5,560,000		5,560,000
Cordillera Administrative Region (CAR)	1,923,000	27,611,000		29,534,000

CAR - Proper	1,923,000	12,143,000		14,066,000
PARO - Abra		2,826,000		2,826,000
PARO - Apayao		1,768,000		1,768,000
PARO - Bengnet		3,430,000		3,430,000
PARO - Ifugao		2,608,000		2,608,000
PARO - Kalinga		2,771,000		2,771,000
PARO - Mt. Province		2,065,000		2,065,000

28	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region II - Cagayan Valley	9,833,000	28,159,000	37,992,000

Regional Office II - Proper		13,182,000	13,182,000
PARO - Batanes		210,000	210,000
PARO - Cagayan		3,897,000	3,897,000
PARO - Isabela	3,338,000	5,600,000	8,938,000
PARO - Nueva Viscaya	1,737,000	3,620,000	5,357,000
PARO - Quirino	4,758,000	1,650,000	6,408,000
Region III - Central Luzon		48,228,000	48,228,000

Regional Office III - Proper		13,892,000	13,892,000
PARO - Aurora		3,496,000	3,496,000
PARO - Bataan		2,877,000	2,877,000
PARO - Bulacan		5,910,000	5,910,000
PARO - Nueva Ecija		9,791,000	9,791,000
PARO - Pampanga		5,089,000	5,089,000
PARO - Tarlac		4,485,000	4,485,000
PARO - Zambales		2,688,000	2,688,000
Region IVA - CALADARZON	15,094,000	54,477,000	69,571,000

Regional Office IVA - Proper	3,913,000	19,037,000	22,950,000
PARO - Batangas	471,000	6,870,000	7,341,000
PARO - Cavite	2,003,000	5,260,000	7,263,000
PARO - Laguna	2,173,000	4,830,000	7,003,000
PARO - Quezon I	477,000	4,500,000	4,977,000
PARO - Quezon II	3,627,000	6,875,000	10,502,000
PARO - Rizal	2,430,000	7,105,000	9,535,000
Region IVB - MIMAROPA		39,798,000	39,798,000

Regional Office IVB - Proper		15,005,000	15,005,000
PARO - Marinduque		3,387,000	3,387,000
PARO - Mindoro Occidental		4,770,000	4,770,000
PARO - Mindoro Oriental		8,047,000	8,047,000
PARO - Palawan		5,344,000	5,344,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	29
DEPARTMENT OF AGRARIAN REFORM

PARO - Romblon		3,245,000	3,245,000
Region V - Dicol	452,000	60,819,000	61,271,000

Regional Office V - Proper		11,863,000	11,863,000
PARO - Albay		7,130,000	7,130,000
PARO - Camarines Norte		5,900,000	5,900,000
PARO - Camarines Sur	452,000	21,566,000	22,018,000
PARO - Catanduanes		4,217,000	4,217,000
PARO - Masbate		4,850,000	4,850,000
PARO - Sorsogon		5,293,000	5,293,000
Region VI - Western Visayas		65,023,000	65,023,000

Regional Office VI - Proper		12,286,000	12,286,000
PARO - Aklan		3,197,000	3,197,000
PARO - Antique		3,168,000	3,168,000
PARO - Capiz		5,879,000	5,879,000
PARO - Guimaras		2,242,000	2,242,000
PARO - Iloilo		8,153,000	8,153,000
PARO - Negros Occidental		30,098,000	30,098,000
Region VII - Central Visayas		49,574,000	49,574,000

Regional Office VII - Proper		17,723,000	17,723,000
PARO - Bohol		8,475,000	8,475,000
PARO - Cebu		9,182,000	9,182,000
PARO - Negros Oriental		11,990,000	11,990,000
PARO - Siquijor		2,204,000	2,204,000
Region VIII - Eastern Visayas	8,229,000	64,328,000	72,557,000

Regional Office VIII - Proper	612,000	29,206,000	29,818,000
PARO - Biliran		1,595,000	1,595,000
PARO - Eastern Samar	2,902,000	5,464,000	8,366,000
PARO - Leyte		10,929,000	10,929,000
PARO - Northern Samar		5,128,000	5,128,000
PARO - Samar	1,737,000	7,037,000	8,774,000

30	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PARO - Southern Leyte	2,978,000	4,969,000	7,947,000
Region IX - Zamboanga Peninsula	4,443,000	37,669,000	42,112,000

Regional Office IX- Proper	1,737,000	16,443,000	18,180,000
PARO - Zamboanga del Norte	1,293,000	6,784,000	8,077,000
PARO - Zamboanga del Sur	1,413,000	7,764,000	9,177,000
PARO - Zamboanga Sibugay		6,678,000	6,678,000
Region X - Northern Mindanao	6,928,000	47,595,000	54,523,000

Regional Office X - Proper		17,042,000	17,042,000
PARO - Bukidnon	1,737,000	7,536,000	9,273,000
PARO - Camiguin		1,424,000	1,424,000
PARO - Lanao del Norte	1,737,000	10,121,000	11,858,000
PARO - Misamis Occidental	1,760,000	4,669,000	6,429,000
PARO - Misamis Oriental	1,694,000	6,803,000	8,497,000
Region XI - Davao	17,381,000	37,576,000	54,957,000

Regional Office XI - Proper	1,598,000	16,093,000	17,691,000
PARO - Davao City	3,137,000	3,729,000	6,866,000
PARO - Davao del Sur	3,312,000	4,342,000	7,654,000
PARO - Davao Oriental	2,753,000	4,219,000	6,972,000
PARO - Davao Province (del Norte)	4,735,000	4,649,000	9,384,000
PARO - Compostela Valley	1,846,000	4,544,000	6,390,000
Region XII - SOCCSKSARGEN	1,458,000	64,923,000	66,381,000

Regional Office XII - Proper		27,608,000	27,608,000
PARO - Cotabato Province (North)	1,458,000	10,703,000	12,161,000
PARO - Sarangani		8,347,000	8,347,000
PARO - South Cotabato		12,269,000	12,269,000
PARO - Sultan Kudarat		5,996,000	5,996,000
Region XIII - CARAGA	4,387,000	40,128,000	44,515,000

Regional Office XIII - Proper		14,051,000	14,051,000
PARO - Agusan del Norte	3,012,000	5,151,000	8,163,000
PARO - Agusan del Sur		7,547,000	7,547,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	31
DEPARTMENT OF AGRARIAN REFORM

PARO - Surigao del Norte		6,753,000	6,753,000
PARO - Surigao del Sur	1,375,00	6,626,000	8,001,000
Autonomous Region in Muslim Mindanao (ARMM)		31,885,000	31,885,000

ARMM Regional Office - Proper		11,982,000	11,982,000
PARO - Basilan		5,017,000	5,017,000
PARO - Lanao del Sur		4,008,000	4,008,000
PARO - Maguindanao		3,338,000	3,338,000
PARO - Sulu		4,232,000	4,232,000
PARO - Tawi-Tawi		3,308,000	3,308,000
Administration of Personnel Benefits	62,389,000		62,389,000

National Capital Region (NCR)	62,389,000		62,389,000

Central Office	62,389,000		62,389,000

Sub-total, General Administration and Support	496,412,000	1,103,172,000	1,599,584,000

Support to Operations
Policy Formulation, Planning, Monitoring and Evaluation, Information Management, and Systems Development	437,378,000	191,477,000	628,855,000

National Capital Region (NCR)	38,704,000	147,477,000	186,181,000

Central Office	38,704,000	147,477,000	186,181,000
Region I - Ilocos	27,581,000	3,000,000	30,581, 000

Regional Office I - Proper	9,760,000	3,000,000	12,760,000
PARO - Ilocos Norte	4,517,000		4,517,000
PARO - Ilocos Sur	5,012,000		5,012,000
PARO - La Union	4,972,000		4,972,000
PARO - Pangasinan	3,320,000		3,320,000
Cordillera Administrative Region (CAR)	29,065,000	3,000,000	32,065,000

CAR - Proper	8,435,000	3,000,000	11,435,000
PARO - Abra	3,427,000		3,427,000
PARO - Apayao	3,114,000		3,114,000
PARO - Benguet	4,152,000		4,152,000
PARO - Ifugao	4,597,000		4,597,000

32	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PARO - Kalinga	2,630,000		2,630,000
PARO - Mt. Province	2,710,000		2,710,000
Region II - Cagayan Valley	25,452,000	2,000,000	27,452,000

Regional Office II - Proper	8,098,000	2,000,000	10,098,000
PARO - Batanes	3,685,000		3,685,000
PARO - Cagayan	3,604,000		3,604,000
PARO - Isabela	3,685,000		3,685,000
PARO - Nueva Viscaya	3,042,000		3,042,000
PARO - Quirino	3,338,000		3,338,000
Region III - Central Luzon	43,557,000	3,000,000	46,557,000

Regional Office III - Proper	10,444,000	3,000,000	13,444,000
PARO - Aurora	5,449,000		5,449,000
PARO - Bataan	4,955,000		4,955,000
PARO - Bulacan	4,524,000		4,524,000
PARO - Nueva Ecija	7,946,000		7,946,000
PARO - Pampanga	4,058,000		4,058,000
PARO - Tarlac	4,019,000		4,019,000
PARO - Zambales	2,162,000		2,162,000
Region IVA - CALABARZON	26,164,000	3,000,000	29,164,000

Regional Office IVA - Proper	7,280,000	3,000,000	10,280,000
PARO - Batangas	3,084,000		3,084,000
PARO - Cavite	4,557,000		4,557,000
PARO - Laguna	3,061,000		3,061,000
PARO - Quezon I	2,532,000		2,532,000
PARO - Quezon II	3,279,000		3,279,000
PARO - Rizal	2,371,000		2,371,000
Region IVB - MIMAROPA	25,064,000	2,000,000	27,064,000

Regional Office IVB - Proper	6,947,000	2,000,000	8,947,000
PARO - Marinduque	1,647,000		1,647,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	33
DEPARTMENT OF AGRARIAN REFORM

PARO - Mindoro Occidental	4,171,000		4,171,000
PARO - Mindoro Oriental	2,596,000		2,596,000
PARO - Palawan	4,584,000		4,584,000
PARO - Romblon	5,119,000		5,119,000
Region V - Bicol	41,752,000	3,000,000	44,752,000

Regional Office V - Proper	13,213,000	3,000,000	16,213,000
PARO - Albay	5,073,000		5,073,000
PARO - Camarines Norte	5,008,000		5,008,000
PARO - Camarines Sur	6,418,000		6,418,000
PARO - Catanduanes	5,137,000		5,137,000
PARO - Masbate	2,851,000		2,851,000
PARO - Sorsogon	4,052,000		4,052,000
Region VI - Western Visayas	33,963,000	3,000,000	36,963,000

Regional Office VI - Proper	10,025,000	3,000,000	13,025,000
PARO - Aklan	3,025,000		3,025,000
PARO - Antique	2,606,000		2,606,000
PARO - Capiz	4,337,000		4,337,000
PARO - Guimaras	3,979,000		3,979,000
PARO - Iloilo	3,192,000		3,192,000
PARO - Negros Occidental	6,799,000		6,799,000
Region VII - Central Visayas	21,276,000	2,000,000	23,276,000

Regional Office VII - Proper	7,845,000	2,000,000	9,845,000
PARO - Bohol	4,607,000		4,607,000
PARO - Cebu	4,963,000		4,963,000
PARO - Negros Oriental	3,371,000		3,371,000
PARO - Siquijor	490,000		490,000
Region VIII - Eastern Visayas	26,557,000	3,000,000	29,557,000

Regional Office VIII - Proper	10,714,000	3,000,000	13,714,000

34	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PARO – Biliran	729,000		729,000
PARO - Eastern Samar	3,051,000		3,051,000
PARO - Leyte	3,115,000		3,115,000
PARO - Northern Samar	3,263,000		3,263,000
PARO - Samar	2,971,000		2,971,000
PARO - Southern Leyte	2,714,000		2,714,000
Region IX - Zamboanga Peninsula	22,426,000	2,000,000	24,426,000

Regional Office IX- Proper	11,903,000	2,000,000	13,903,000
PARO - Zamboanga del Norte	2,618,000		2,618,000
PARO - Zamboanga del Sur	5,310,000		5,310,000
PARO - Zamboanga Sibugay	2,595,000		2,595,000
Region X - Northern Mindanao	32,389,000	3,000,000	35,389,000

Regional Office X - Proper	11,944,000	3,000,000	14,944,000
PARO - Bukidnon	5,687,000		5,687,000
PARO - Camiguin	534,000		534,000
PARO - Lanao del Norte	4,812,000		4,812,000
PARO - Misamis Occidental	4,637,000		4,637,000
PARO - Misamis Oriental	4,775,000		4,775,000
Region XI - Davao	7,400,000	3,000,000	10,400,000

Regional Office XI - Proper	7,400,000	3,000,000	10,400,000
Region XII - SOCCSKSARGEN	9,090,000	3,000,000	12,090,000

Regional Office XII - Proper	9,090,000	3,000,000	12,090,000
Region XIII - CARAGA	26,938,000	3,000,000	29,938,000

Regional Office XIII - Proper	8,123,000	3,000,000	11,123,000
PARO - Agusan del Norte	5,243,000		5,243,000
PARO - Agusan del Sur	4,990,000		4,990,000
PARO - Surigao del Norte	5,077,000		5,077,000
PARO - Surigao del Sur	3,505,000		3,505,000
Autonomous Region in Muslim Mindanao (ARMM)		3,000,000	3,000,000

ARMM Regional Office - Proper		3,000,000	3,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	35
DEPARTMENT OF AGRARIAN REFORM

Agrarian Before Information Education	16,922,000	47,701,000		64,623,000

National Capital Region (NCR)	14,111,000	47,701,000		61,812,000

Central Office	14,111,000	47,701,000		61,812,000
Autonomous Region in Muslim Mindanao (ARMM)	2,811,000			2,811,000

PARO - Basilan	916,000			916,000
PARO - Sulu	945,000			945,000
PARO - Tawi-Tawi	950,000			950,000

Sub-total, Support to Operations	454,300,000	239,178,000		693,478,000

Operations	2,955,571,000	3,039,571,000	1,245,226,000	7,240,368,000

Tiller’s Security of Tenure Ensured	1,971,885,000	494,399,000		2,466,284,000

LAND TENURE SERVICES SECURITY PROGRAM	1,971,885,000	494,399,000		2,466,284,000

Land Acquisition and Distribution (LAD)	1,909,994,000	302,710,000		2,212,704,000

National Capital Region (NCR)		635,000		635,000

Central Office		635,000		635,000
Region I - Ilocos	32,712,000	249,000		32,961,000

Regional Office I - Proper	1,152,000			1,152,000
PARO - Ilocos Norte	6,538,000			6,538,000
PARO - Ilocos Sur	12,289,000			12,289,000
PARO - La Union	9,077,000			9,077,000
PARO - Pangasinan	3,656,000	249,000		3,905,000
Cordillera Administrative Region (CAR)	41,464,000	4,993,000		46,457,000

CAR - Proper	4,630,000			4,630,000
PARO - Abra	6,481,000			6,481,000
PARO - Apayao	3,620,000	1,645,000		5,265,000
PARO - Benguet	7,982,000	73,000		8,055,000
PARO - Ifugao	5,996,000	1,526,000		7,522,000
PARO - Kalinga	6,461,000	1,749,000		8,210,000
PARO - Mt. Province	6,294,000			6,294,000
Region II - Cagayan Valley	90,467,000	26,452,000		116,919,000

Regional Office II - Proper	4,280,000			4,280,000

36	OFFICIAL GAZETTE	VOL. 113, NO. 1
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PARO - Batanes	7,208,000		7,208,000
PARO - Cagayan	9,840,000	3,207,000	13,047,000
PARO - Isabela	54,192,000	18,608,000	72,800,000
PARO - Nueva Viscaya	12,471,000	4,637,000	17,108,000
PARO - Quirino	2,476,000		2,476,000
Region III - Central Luzon	79,076,000	17,884,000	96,960,000

Regional Office III - Proper	3,401,000		3,401,000
PARO - Aurora	5,137,000		5,137,000
PARO - Bataan	6,855,000	348,000	7,203,000
PARO - Bulacan	17,466,000	1,224,000	18,690,000
PARO - Nueva Ecija	22,973,000	9,530,000	32,503,000
PARO - Pampanga	11,913,000	2,257,000	14,170,000
PARO - Tarlac	5,189,000	4,179,000	9,368,000
PARO - Zambales	6,142,000	346,000	6,488,000
Region IVA - CALABARZON	108,904,000	9,702,000	118,606,000

Regional Office IVA - Proper	2,834,000		2,834,000
PARO - Batangas	26,842,000	264,000	27,106,000
PARO - Cavite	8,583,000	38,000	8,621,000
PARO - Laguna	10,537,000	599,000	11,136,000
PARO - Quezon I	13,162,000	866,000	14,028,000
PARO - Quezon II	32,092,000	7,555,000	39,647,000
PARO - Rizal	14,854,000	380,000	15,234,000
Region IVB - MIMAROPA	58,673,000	447,000	59,120,000

Regional Office IVB - Proper	6,785,000		6,785,000
PARO - Marinduque	10,712,000	43,000	10,755,000
PARO - Mindoro Occidental	3,295,000	318,000	3,613,000
PARO - Mindoro Oriental	13,668,000	68,000	13,736,000
PARO - Palawan	19,788,000	9,000	19,797,000
PARO - Romblon	4,425,000	9,000	4,434,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	37
DEPARTMENT OF AGRARIAN REFORM

Region V - Bicol	201,831,000	44,409,000	246,240,000

Regional Office V - Proper	6,271,000		6,271,000
PARO - Albay	32,737,000	7,798,000	40,535,000
PARO - Camarines Norte	21,519,000	8,436,000	29,955,000
PARO - Camarines Sur	61,431,000	11,670,000	73,101,000
PARO - Catanduanes	5,964,000		5,964,000
PARO - Masbate	48,158,000	9,549,000	57,707,000
PARO - Sorsogon	25,751,000	6,956,000	32,707,000
Region VI - Western Visayas	258,511,000	96,025,000	354,536,000

Regional Office VI - Proper	4,644,000		4,644,000
PARO - Aklan	12,464,000	2,376,000	14,840,000
PARO - Antique	17,005,000	1,515,000	18,520,000
PARO - Capiz	27,719,000	3,410,000	31,129,000
PARO - Guimaras	6,155,000	3,050,000	9,205,000
PARO - Iloilo	37,094,000	7,227,000	44,321,000
PARO - Negros Occidental	153,430,000	78,447,000	231,877,000
Region VII - Central Visayas	109,581,000	8,896,000	118,477,000

Regional Office VII - Proper	6,041,000		6,041,000
PARO - Bohol	31,955,000	1,604,000	33,559,000
PARO - Cebu	32,948,000	192,000	33,140,000
PARO - Negros Oriental	36,995,000	7,100,000	44,095,000
PARO - Siquijor	1,642,000		1,642,000
Region VIII - Eastern Visayas	209,958,000	35,359,000	245,317,000

Regional Office VIII - Proper	5,489,000		5,489,000
PARO - Biliran	2,160,000		2,160,000
PARO - Eastern Samar	25,518,000		25,518,000
PARO - Leyte	95,038,000	30,011,000	125,049,000
PARO - Northern Samar	21,329,000	1,886,000	23,215,000
PARO - Samar	41,635,000	2,459,000	44,094,000
PARO - Southern Leyte	18,789,000	1,003,000	19,792,000

38	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region IX - Zamboanga Peninsula	74,900,000	3,974,000	78,874,000

Regional Office IX- Proper	6,340,000		6,340,000
PARO - Zamboanga del Norte	26,865,000	1,715,000	28,580,000
PARO - Zamboanga del Sur	25,053,000	1,397,000	26,450,000
PARO - Zamboanga Sibugay	16,642,000	862,000	17,504,000
Region X - Northern Mindanao	127,514,000	15,454,000	142,968,000

Regional Office X - Proper	5,265,000		5,265,000
PARO - Bukidnon	36,262,000	11,960,000	48,222,000
PARO - Camiguin	4,115,000		4,115,000
PARO - Lanao del Norte	47,411,000	2,364,000	49,775,000
PARO - Misamis Occidental	11,069,000		11,069,000
PARO - Misamis Oriental	23,392,000	1,130,000	24,522,000
Region XI - Davao	88,248,000	2,063,000	90,311,000

Regional Office XI - Proper	5,748,000		5,748,000
PARO - Davao City	14,014,000	85,000	14,099,000
PARO - Davao del Sur	13,992,000	372,000	14,364,000
PARO - Davao Oriental	19,015,000	1,420,000	20,435,000
PARO - Davao Province (del Norte)	18,477,000	88,000	18,565,000
PARO - Compostela Valley	17,002,000	98,000	17,100,000
Region XII - SOCCSKSARGEN	196,783,000	14,842,000	211,625,000

Regional Office XII - Proper	10,593,000		10,593,000
PARO - Cotabato Province (North)	78,981,000	5,624,000	84,605,000
PARO - Sarangani	30,153,000	2,121,000	32,274,000
PARO - South Cotabato	39,632,000	5,220,000	44,852,000
PARO - Sultan Kudarat	37,424,000	1,877,000	39,301,000
Region XIII - CARAGA	109,194,000	5,305,000	114,499,000

Regional Office XIII - Proper	3,821,000		3,821,000
PARO - Agusan del Norte	14,659,000	871,000	15,530,000
PARO - Agusan del Sur	41,954,000	1,862,000	43,816,000
PARO - Surigao del Norte	19,171,000		19,171,000
PARO - Surigao del Sur	29,589,000	2,572,000	32,161,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	39
DEPARTMENT OF AGRARIAN REFORM

Autonomous Region in Muslin Mindanao (ARMM)	122,178,000	16,021,000	138,199,000

PARO - Basilan	15,634,000	4,035,000	19,669,000
PARO - Lanao del Sur	35,692,000	1,175,000	36,867,000
PARO - Maguindanao	20,794,000		20,794,000
PARO - Sulu	27,807,000	10,811,000	38,618,000
PARO - Tawi-Tawi	22,251,000		22,251,000
Non-Land Transfer Activities		12,362,000	12,362,000

Region I - Ilocos		561,000	561,000

PARO - Ilocos Norte		94,000	94,000
PARO - Ilocos Sur		187,000	187,000
PARO - La Union		140,000	140,000
PARO - Pangasinan		140,000	140,000
Cordillera Administrative Region (CAR)		12,000	12,000

CAR - Apayao		12,000	12,000
Region II - Cagayan Valley		225,000	225,000

PARO - Cagayan		94,000	94,000
PARO - Isabela		47,000	47,000
PARO - Nueva Viscaya		28,000	28,000
PARO - Quirino		56,000	56,000
Region III - Central Luzon		142,000	142,000

PARO - Bataan		10,000	10,000
PARO - Bulacan		19,000	19,000
PARO - Nueva Ecija		94,000	94,000
PARO - Panpanga		19,000	19,000
Region IVA - CALABARZON		268,000	268,000

PARO - Batangas		28,000	28,000
PARO - Cavite		19,000	19,000
PARO - Laguna		56,000	56,000
PARO - Quezon I		47,000	47,000

40	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PARO - Quezon II	94,000	94,000
PARO - Rizal	24,000	24,000
Region IVB - MIMAROPA	24,000	24,000

PARO - Romblon	24,000	24,000
Region V - Bicol	2,563,000	2,563,000

PARO - Albay	466,000	466,000
PARO - Camarines Norte	270,000	270,000
PARO - Camarines Sur	648,000	648,000
PARO - Catanduanes	666,000	666,000
PARO - Masbate	233,000	233,000
PARO - Sorsogon	280,000	280,000
Region VI - Western Visayas	423,000	423,000

PARO - Aklan	94,000	94,000
PARO - Antique	10,000	10,000
PARO - Capiz	94,000	94,000
PARO - Guimaras	19,000	19,000
PARO - Iloilo	112,000	112,000
PARO - Negros Occidental	94,000	94,000
Region VII - Central Visayas	188,000	188,000

PARO - Bohol	75,000	75,000
PARO - Cebu	75,000	75,000
PARO - Negros Oriental	38,000	38,000
Region VIII - Eastern Visayas	3,074,000	3,074,000

PARO - Eastern Samar	931,000	931,000
PARO - Leyte	931,000	931,000
PARO - Northern Samar	187,000	187,000
PARO - Samar	745,000	745,000
PARO - Southern Leyte	280,000	280,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	41
DEPARTMENT OF AGRARIAN REFORM

Region IX - Zamboanga Peninsula	654,000	654,000

PARO - Zamboanga del Norte	94,000	94,000
PARO - Zamboanga del Sur	280,000	280,000
PARO - Zamboanga Sibugay	280,000	280,000
Region X - Northern Mindanao	1,177,000	1,177,000

PARO - Bukidnon	514,000	514,000
PARO - Lanao del Norte	94,000	94,000
PARO - Misamis Occidental	466,000	466,000
PARO - Misamis Oriental	103,000	103,000
Region XI - Davao	494,000	494,000

PARO - Davao City	94,000	94,000
PARO - Davao del Sur	95,000	95,000
PARO - Davao Oriental	24,000	24,000
PARO - Davao Province (del Norte)	187,000	187,000
PARO - Compostela Valley	94,000	94,000
Region XII - SOCCSKSARGEN	685,000	685,000

PARO - Cotabato Province (North)	466,000	466,000
PARO - Sultan Kudarat	219,000	219,000
Region XIII - CARAGA	1,313,000	1,313,000

PARO - Agusan del Norte	280,000	280,000
PARO - Agusan del Sur	280,000	280,000
PARO - Surigao del Norte	520,000	520,000
PARO - Surigao del Sur	233,000	233,000
Autonomous Region in Muslim Mindanao (ARMM)	559,000	559,000

PARO - Lanao del Sur	559,000	559,000
Landowners’ Compensation by LBP	10,000,000	10,000,000

National Capital Region (NCR)	10,000,000	10,000,000

Central Office	10,000,000	10,000,000

42	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Post - Land Distribution	354,000	140,195,000	140,549,000

Region I - Ilocos		2,354,000	2,354,000

PARO - Ilocos Norte		474,000	474,000
PARO - Ilocos Sur		250,000	250,000
PARO - La Union		223,000	223,000
PARO - Pangasinan		1,407,000	1,407,000
Cordillera Administrative Region (CAR)		5,631,000	5,631,000

PARO - Abra		942,000	942,000
PARO - Apayao		906,000	906,000
PARO - Benguet		756,000	756,000
PARO - Ifugao		1,179,000	1,179,000
PARO - Kalinga		772,000	772,000
PARO - Mt. Province		1,076,000	1,076,000
Region II - Cagayan Valley		14,250,000	14,250,000

PARO - Batanes		11,000	11,000
PARO - Cagayan		1,726,000	1,726,000
PARO - Isabela		5,963,000	5,963,000
PARO - Nueva Viscaya		4,163,000	4,163,000
PARO - Quirino		2,387,000	2,387,000
Region III - Central Luzon		8,239,000	8,239,000

PARO - Aurora		78,000	78,000
PARO - Bataan		771,000	771,000
PARO - Bulacan		452,000	452,000
PARO - Nueva Ecija		1,983,000	1,983,000
PARO - Pampanga		1,642,000	1,642,000
PARO - Tarlac		2,583,000	2,583,000
PARO - Zambales		730,000	730,000
Region IVA - CALABARZON		3,970,000	3,970,000

PARO - Batangas		442,000	442,000
PARO - Cavite		295,000	295,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	43
DEPARTMENT OF AGRARIAN REFORM

PARO – Laguna	572,000	572,000
PARO - Quezon I	956,000	956,000
PARO - Quezon II	1,391,000	1,391,000
PARO - Rizal	314,000	314,000
Region IVB - MIMAROPA	3,760,000	3,760,000

PARO - Marinduque	538,000	538,000
PARO - Mindoro Occidental	323,000	323,000
PARO - Mindoro Oriental	2,038,000	2,038,000
PARO - Palawan	694,000	694,000
PARO - Rosblon	167,000	167,000
Region V - Bicol	7,741,000	7,741,000

PARO - Albay	952,000	952,000
PARO - Camarines Norte	625,000	625,000
PARO - Camarines Sur	3,149,000	3,149,000
PARO - Catanduanes	368,000	368,000
PARO - Masbate	1,769,000	1,769,000
PARO - Sorsogon	878,000	878,000
Region VI - Western Visayas	16,566,000	16,566,000

PARO - Aklan	981,000	981,000
PARO - Antique	785,000	785,000
PARO - Capiz	1,048,000	1,048,000
PARO - Guimaras	852,000	852,000
PARO - Iloilo	3,201,000	3,201,000
PARO - Negros Occidental	9,699,000	9,699,000
Region VII - Central Visayas	7,128,000	7,128,000

PARO - Bohol	1,039,000	1,039,000
PARO - Cebu	1,929,000	1,929,000
PARO - Negros Oriental	3,988,000	3,988,000
PARO - Siquijor	172,000	172,000

44	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region VIII - Eastern Visayas	354,000	13,828,000	14,182,000

Regional Office VIII - Proper	354,000		354,000
PARO - Biliran		325,000	325,000
PARO - Eastern Samar		831,000	831,000
PARO - Leyte		5,506,000	5,506,000
PARO - Northern Samar		1,641,000	1,641,000
PARO - Samar		4,681,000	4,681,000
PARO - Southern Leyte		844,000	844,000
Region IX - Zamboanga Peninsula		7,242,000	7,242,000

PARO - Zamboanga del Norte		2,688,000	2,688,000
PARO - Zamboanga del Sur		2,085,000	2,085,000
PARO - Zamboanga Sibugay		2,469,000	2,469,000
Region X - Northern Mindanao		11,026,000	11,026,000

PARO - Bukidnon		2,695,000	2,695,000
PARO - Lanao del Norte		4,639,000	4,639,000
PARO - Misamis Occidental		1,354,000	1,354,000
PARO - Misamis Oriental		2,338,000	2,338,000
Region XI - Davao		8,933,000	8,933,000

PARO - Davao City		406,000	406,000
PARO - Davao del Sur		845,000	845,000
PARO - Davao Oriental		2,791,000	2,791,000
PARO - Davao Province (del Norte)		2,744,000	2,744,000
PARO - Compostela Valley		2,147,000	2,147,000
Region XII - SOCCSKSARGEN		20,606,000	20,606,000

PARO - Cotabato Province (North)		4,801,000	4,801,000
PARO - Sarangani		6,308,000	6,308,000
PARO - South Cotabato		911,000	911,000
PARO - Sultan Kudarat		8,586,000	8,586,000
Region XIII - CARAGA		6,619,000	6,619,000

PARO - Agusan del Norte		653,000	653,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	45
DEPARTMENT OF AGRARIAN REFORM

PARO - Agusan del Sur		2,734,000	2,734,000
PARO - Surigao del Norte		1,940,000	1,940,000
PARO - Surigao del Sur		1,292,000	1,292,000
Autonomous Region in Muslim Mindanao (ARMM)		2,302,000	2,302,000

PARO - Basilan		2,302,000	2,302,000
Supervision and Management and Processes Relative to Land Tenure Security Program	61,537,000	29,132,000	90,669,000

National Capital Region (NCR)	35,795,000	29,132,000	64,927,000

Central Office	35,795,000	29,132,000	64,927,000
Region II - Cagayan Valley	11,221,000		11,221,000

Regional Office II - Proper	2,432,000		2,432,000
PARO - Quirino	8,789,000		8,789,000
Region V - Bicol	1,476,000		1,476,000

PARO - Albay	870,000		870,000
PARO - Camarines Sur	606,000		606,000
Region VIII - Eastern Visayas	13,045,000		13,045,000

PARO - Leyte	308,000		308,000
PARO - Northern Samar	12,737,000		12,737,000
Tiller’s Rights and Welfare Promoted	348,899,000	586,873,000	935,772,000

AGRARIAN JUSTICE DELIVERY PROGRAM	348,899,000	586,873,000	935,772,000

Supervision and management for effective delivery of legal services and adjudication of agrarian reform cases	25,095,000	77,513,000	102,608,000

National Capital Region (NCR)	22,833,000	30,062,000	52,895,000

Central Office	22,833,000	30,062,000	52,895,000
Region I - Ilocos		1,413,000	1,413,000

PARO - Regional Office I - Proper		1,413,000	1,413,000
Cordillera Administrative Region (CAR)		1,314,000	1,314,000

CAR - Proper		1,314,000	1,314,000
Region II - Cagayan Valley	1,973,000	4,280,000	6,253,000

Regional Office II - Proper	1,657,000	1,100,000	2,757,000

46	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PARO - Batanes		14,000	14,000
PARO - Cagayan		798,000	798,000
PARO - Isabela		1,177,000	1,177,000
PARO - Nueva Viscaya		832,000	832,000
PARO - Quirino	316,000	359,000	675,000
Region III - Central Luzon		4,877,000	4,877,000

Regional Office III - Proper		4,877,000	4,877,000
Region IVA - CALABARZON		2,221,000	2,221,000

Regional office IVA - Proper		2,221,000	2,221,000
Region IVB - MIMAROPA		1,189,000	1,189,000

Regional Office IVB - Proper		1,189,000	1,189,000
Region V - Bicol	289,000	5,571,000	5,860,000

Regional Office V - Proper		1,102,000	1,102,000
PARO - Albay	289,000	900,000	1,189,000
PARO - Camarines Norte		348,000	348,000
PARO - Camarines Sur		1,192,000	1,192,000
PARO - Catanduanes		499,000	499,000
PARO - Masbate		530,000	530,000
PARO - Sorsogon		1,000,000	1,000,000
Region VI - Western Visayas		1,750,000	1,750,000

Regional Office VI - Proper		1,750,000	1,750,000
Region VII - Central Visayas		1,402,000	1,402,000

Regional Office VII - Proper		1,402,000	1,402,000
Region VIII - Eastern Visayas		5,029,000	5,029,000

Regional Office VIII - Proper		5,029,000	5,029,000
Region IX - Zamboanga Peninsula		3,227,000	3,227,000

Regional Office IX - Proper		1,756,000	1,756,000
PARO - Zamboanga del Norte		580,000	580,000
PARO - Zamboanga del Sur		532,000	532,000
PARO - Zamboanga Sibugay		359,000	359,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	47
DEPARTMENT OF AGRARIAN REFORM

Region X - Northern Mindanao		3,301,000	3,301,000

Regional Office X - Proper		3,301,000	3,301,000
Region XI - Davao		1,755,000	1,755,000

Regional Office XI - Proper		1,755,000	1,755,000
Region XII - SOCCSKSARGEN		1,208,000	1,208,000

Regional Office XII - Proper		1,208,000	1,208,000
Region XIII - CARAGA		7,374,000	7,374,000

Regional Office XIII - Proper		1,965,000	1,965,000
PARO - Agusan del Norte		1,417,000	1,417,000
PARO - Agusan del Sur		1,176,000	1,176,000
PARO - Surigao del Norte		1,955,000	1,955,000
PARO - Surigao del Sur		861,000	861,000
Autonomous Region in Muslim Mindanao (ARMM)		1,540,000	1,540,000

ARMM Regional Office - Proper - Proper		1,540,000	1,540,000
Adjudication of Agrarian Reform Cases	72,980,000	181,945,000	254,925,000

National Capital Region (NCR)		10,217,000	10,217,000

Central Office		10,217,000	10,217,000
Region I - Ilocos	3,479,000	3,425,000	6,904,000

Regional Office I - Proper	1,049,000	337,000	1,386,000
PARO - Ilocos Norte	767,000	338,000	1,105,000
PARO - Ilocos Sur	452,000	140,000	592,000
PARO - La Union	452,000	349,000	801,000
PARO - Pangasinan	759,000	2,261,000	3,020,000
Cordillera Administrative Region (CAR)	4,888,000	5,683,000	10,571,000

CAR - Proper	1,049,000	623,000	1,672,000
PARO - Abra	452,000	307,000	759,000
PARO - Apayao	759,000	736,000	1,495,000
PARO - Benguet	759,000	1,088,000	1,847,000
PARO - Ifugao	759,000	771,000	1,530,000
PARO - Kalinga	320,000	837,000	1,157,000

48	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PARO - Mt. Province	790,000	1,321,000	2,111,000
Region II - Cagayan Valley	3,973,000	12,203,000	16,176,000

Regional Office II - Proper	960,000	159,000	1,119,000
PARO - Batanes		52,000	52,000
PARO - Cagayan	1,417,000	4,544,000	5,961,000
PARO - Isabela	452,000	5,137,000	5,589,000
PARO - Nueva Viscaya	1,144,000	1,508,000	2,652,000
PARO - Quirino		803,000	803,000
Region III - Central Luzon	6,377,000	23,028,000	29,405,000

Regional Office III - Proper	1,319,000	1,146,000	2,465,000
PARO - Aurora	452,000	1,607,000	2,059,000
PARO - Bataan	1,197,000	1,323,000	2,520,000
PARO - Bulacan	1,066,000	6,209,000	7,275,000
PARO - Nueva Ecija	452,000	6,908,000	7,360,000
PARO - Pampanga	1,116,000	2,283,000	3,399,000
PARO - Tarlac	775,000	2,446,000	3,221,000
PARO - Zambales		1,106,000	1,106,000
Region IVA - CALABARZON	4,489,000	7,701,000	12,190,000

Regional Office IVA - Proper	1,073,000	178,000	1,251,000
PARO - Batangas	1,122,000	2,185,000	3,307,000
PARO - Cavite	759,000	736,000	1,495,000
PARO - Laguna	759,000	944,000	1,703,000
PARO - Quezon I	324,000	782,000	1,106,000
PARO - Quezon II	452,000	1,925,000	2,377,000
PARO - Rizal		951,000	951,000
Region IVB - MIMAROPA	3,825,000	3,334,000	7,159,000

Regional Office IVB - Proper	1,065,000	111,000	1,176,000
PARO - Marinduque	452,000	225,000	677,000
PARO - Mindoro Occidental	322,000	986,000	1,308,000
PARO - Mindoro Oriental	759,000	899,000	1,658,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	49
DEPARTMENT OF AGRARIAN REFORM

PARO - Palawan	452,000	776,000	1,228,000
PARO - Romblon	775,000	337,000	1,112,000
Region V - Bicol	5,882,000	11,295,000	17,177,000

Regional Office V - Proper	2,004,000	213,000	2,217,000
PARO - Albay	759,000	2,310,000	3,069,000
PARO - Camarines Norte	767,000	899,000	1,666,000
PARO - Camarines Sur		4,163,000	4,163,000
PARO - Catanduanes	452,000	287,000	739,000
PARO - Masbate	767,000	1,619,000	2,386,000
PARO - Sorsogon	1,133,000	1,804,000	2,937,000
Region VI - Western Visayas	6,835,000	26,946,000	33,781,000

Regional Office VI - Proper	1,734,000	1,060,000	2,794,000
PARO - Aklan	1,021,000	2,121,000	3,142,000
PARO - Antique	661,000	3,049,000	3,710,000
PARO - Capiz	1,454,000	4,424,000	5,878,000
PARO - Guimaras		1,026,000	1,026,000
PARO - Iloilo	661,000	3,749,000	4,410,000
PARO - Negros Occidental	1,304,000	11,517,000	12,821,000
Region VII - Central Visayas	4,667,000	13,017,000	17,684,000

Regional Office VII - Proper	903,000	2,799,000	3,702,000
PARO - Bohol	1,719,000	5,101,000	6,820,000
PARO - Cebu	1,366,000	2,370,000	3,736,000
PARO - Negros Oriental	679,000	2,648,000	3,327,000
PARO - Siquijor		99,000	99,000
Region VIII - Eastern Visayas	7,046,000	21,724,000	28,770,000

Regional Office VIII - Proper	1,775,000	2,438,000	4,213,000
PARO - Biliran		1,253,000	1,253,000
PARO - Eastern Samar	1,116,000	3,109,000	4,225,000
PARO - Leyte	1,065,000	4,664,000	5,729,000
PARO - Northern Samar	1,106,000	4,406,000	5,512,000

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PARO - Samar	868,000	3,342,000	4,210,000
PARO - Southern Leyte	1,116,000	2,512,000	3,628,000
Region IX - Zamboanga Peninsula	3,962,000	5,122,000	9,084,000

Regional Office IX - Proper	1,432,000	505,000	1,937,000
PARO - Zamboanga del Norte	452,000	1,505,000	1,957,000
PARO - Zamboanga del Sur	1,404,000	1,796,000	3,200,000
PARO - Zamboanga Sibugay	674,000	1,316,000	1,990,000
Region X - Northern Mindanao	6,165,000	11,984,000	18,149,000

Regional Office X - Proper	1,803,000	1,545,000	3,348,000
PARO - Bukidnon	1,422,000	4,379,000	5,801,000
PARO - Camiguin		271,000	271,000
PARO - Lanao del Norte	759,000	1,913,000	2,672,000
PARO - Misamis Occidental	759,000	1,517,000	2,276,000
PARO - Misamis Oriental	1,422,000	2,359,000	3,781,000
Region XI - Davao	3,853,000	6,845,000	10,698,000

Regional Office XI - Proper	1,429,000	400,000	1,829,000
PARO - Davao City	308,000	845,000	1,153,000
PARO - Davao del Sur	678,000	1,049,000	1,727,000
PARO - Davao Oriental		1,023,000	1,023,000
PARO - Davao Province (del Norte)	1,438,000	1,628,000	3,066,000
PARO - Compostela Valley		1,900,000	1,900,000
Region XII - SOCCSKSARGEN	2,043,000	6,736,000	8,779,000

Regional Office XII - Proper	952,000	479,000	1,431,000
PARO - Cotabato Province (North)	316,000	2,308,000	2,624,000
PARO - Sarangani		1,364,000	1,364,000
PARO - South Cotabato	775,000	1,021,000	1,796,000
PARO - Sultan Kudarat		1,564,000	1,564,000
Region XIII - CARAGA	5,496,000	12,685,000	18,181,000

Regional Office XIII - Proper	1,065,000	2,034,000	3,099,000
PARO - Agusan del Norte	775,000	2,393,000	3,168,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	51
DEPARTMENT OF AGRARIAN REFORM

PARO - Agusan del Sur	1,430,000	3,975,000	5,405,000
PARO - Surigao del Norte	1,127,000	2,946,000	4,073,000
PARO - Surigao del Sur	1,099,000	1,337,000	2,436,000
Resolution of Agrarian Law Implementation Cases		117,881,000	117,881,000

National Capital Region (NCR)		23,164,000	23,164,000

Central Office		23,164,000	23,164,000
Region I - Ilocos		2,940,000	2,940,000

Regional Office I - Proper		478,000	478,000
PARO - Ilocos Norte		704,000	704,000
PARO - Ilocos Sur		768,000	768,000
PARO - La Union		349,000	349,000
PARO - Pangasinan		641,000	641,000
Cordillera Administrative Region (CAR)		5,989,000	5,989,000

CAR - Proper		1,624,000	1,624,000
PARO - Abra		360,000	360,000
PARO - Apayao		381,000	381,000
PARO - Benguet		1,935,000	1,935,000
PARO - Ifugao		670,000	670,000
PARO - Kalinga		599,000	599,000
PARO - Mt. Province		420,000	420,000
Region II - Cagayan Valley		4,066,000	4,066,000

Regional Office II - Proper		1,578,000	1,578,000
PARO - Batanes		31,000	31,000
PARO - Cagayan		656,000	656,000
PARO - Isabela		1,125,000	1,125,000
PARO - Nueva Viscaya		590,000	590,000
PARO - Quirino		86,000	86,000
Region III - Central Luzon		8,059,000	8,059,000

Regional Office III - Proper		2,442,000	2,442,000
PARO - Aurora		285,000	285,000

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PARO - Bataan	310,000	310,000
PARO - Bulacan	1,173,000	1,173,000
PARO - Nueva Ecija	744,000	744,000
PARO - Pampanga	747,000	747,000
PARO - Tarlac	1,053,000	1,053,000
PARO - Zambales	1,305,000	1,305,000
Region IVA - CALABARZON	8,045,000	8,045,000

Regional Office IVA - Proper	1,865,000	1,865,000
PARO - Batangas	2,516,000	2,516,000
PARO - Cavite	1,085,000	1,085,000
PARO - Laguna	690,000	690,000
PARO - Quezon I	884,000	884,000
PARO - Quezon II	426,000	426,000
PARO - Rizal	579,000	579,000
Region IVA - MIMAROPA	2,864,000	2,864,000

Regional Office IVB - Proper	456,000	456,000
PARO - Marinduque	191,000	191,000
PARO - Mindoro Occidental	335,000	335,000
PARO - Mindoro Oriental	687,000	687,000
PARO - Palauan	1,028,000	1,028,000
PARO - Romblon	167,000	167,000
Region V - Bicol	6,241,000	6,241,000

Regional Office V - Proper	1,539,000	1,539,000
PARO - Albay	964,000	964,000
PARO - Camarines Norte	666,000	666,000
PARO - Camarines Sur	1,396,000	1,396,000
PARO - Catanduanes	525,000	525,000
PARO - Masbate	385,000	385,000
PARO - Sorsogon	766,000	766,000
Region VI - Western Visayas	9,308,000	9,308,000

Regional Office VI - Proper	1,722,000	1,722,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	53
DEPARTMENT OF AGRARIAN REFORM

PARO - Aklan	845,000	845,000
PARO - Antique	536,000	536,000
PARO - Capiz	1,042,000	1,042,000
PARO - Guimaras	419,000	419,000
PARO - Iloilo	2,225,000	2,225,000
PARO - Negros Occidental	2,519,000	2,519,000
Region VII - Central Visayas	11,880,000	11,880,000

Regional Office VII - Proper	2,522,000	2,522,000
PARO - Bohol	3,041,000	3,041,000
PARO - Cebu	2,506,000	2,506,000
PARO - Negros Oriental	3,527,000	3,527,000
PARO - Siquijor	284,000	284,000
Region VIII - Eastern Visayas	4,181,000	4,181,000

Regional Office VIII - Proper	1,588,000	1,588,000
PARO - Biliran	121,000	121,000
PARO - Eastern Samar	562,000	562,000
PARO - Leyte	724,000	724,000
PARO - Northern Samar	256,000	256,000
PARO - Samar	377,000	377,000
PARO - Southern Leyte	553,000	553,000
Region IX - Zamboanga Peninsula	4,247,000	4,247,000

Regional Office IX - Proper	1,483,000	1,483,000
PARO - Zamboanga del Norte	1,262,000	1,262,000
PARO - Zamboanga del Sur	889,000	889,000
PARO - Zamboanga Sibugay	613,000	613,000
Region X - Northern Mindanao	7,348,000	7,348,000

Regional Office X - Proper	2,947,000	2,947,000
PARO - Bukidnon	1,422,000	1,422,000
PARO - Camiguin	322,000	322,000
PARO - Lanao del Norte	812,000	812,000
PARO - Misamis Occidental	616,000	616,000

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PARO - Misamis Oriental		1,229,000	1,229,000
Region XI - Davao		5,880,000	5,880,000

Regional Office XI - Proper		1,713,000	1,713,000
PARO - Davao City		1,102,000	1,102,000
PARO - Davao del Sur		1,108,000	1,108,000
PARO - Davao Oriental		294,000	294,000
PARO - Davao Province (del Norte)		987,000	987,000
PARO - Compostela Valley		676,000	676,000
Region XII - SOCCSKSARGEN		5,773,000	5,773,000

Regional Office XII - Proper		1,487,000	1,487,000
PARO - Cotabato Province (North)		2,237,000	2,237,000
PARO - Sarangani		577,000	577,000
PARO - South Cotabato		631,000	631,000
PARO - Sultan Kudarat		841,000	841,000
Region XIII - CARAGA		5,655,000	5,655,000

Regional Office XIII - Proper		1,692,000	1,692,000
PARO - Agusan del Norte		834,000	834,000
PARO - Agusan del Sur		1,354,000	1,354,000
PARO - Surigao del Norte		1,298,000	1,298,000
PARO - Surigao del Sur		477,000	477,000
Autonomous Region in Muslim Mindanao (ARMM)		2,241,000	2,241,000

ARMM Regional Office - Proper		240,000	240,000
PARO - Basilan		1,027,000	1,027,000
PARO - Lanao del Sur		352,000	352,000
PARO - Maguindanao		62,000	62,000
PARO - Sulu		44,000	44,000
PARO - Tawi - Tawi		516,000	516,000
Provision of Agrarian Legal Assistance	250,824,000	209,534,000	460,358,000

National Capital Region (NCR)	17,789,000	1,793,000	19,582,000

Central Office	17,789,000	1,793,000	19,582,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	55
DEPARTMENT OF AGRARIAN REFORM

Region I - Ilocos	12,072,000	8,147,000	20,219,000

Regional Office I - Proper	2,430,000	410,000	2,840,000
PARO - Ilocos Norte	3,630,000	1,530,000	5,160,000
PARO - Ilocos Sur	1,927,000	767,000	2,694,000
PARO - La Union	1,324,000	1,811,000	3,135,000
PARO - Pangasinan	2,761,000	3,629,000	6,390,000
Cordillera Administrative Region (CAR)	19,131,000	18,314,000	37,445,000

CAR - Proper	2,963,000		2,963,000
PARO - Abra	1,785,000	989,000	2,774,000
PARO - Apayao	1,776,000	3,121,000	4,897,000
PARO - Benguet	3,230,000	3,519,000	6,749,000
PARO - Ifugao	3,205,000	3,651,000	6,856,000
PARO - Kalinga	2,799,000	3,576,000	6,375,000
PARO - Mt. Province	3,373,000	3,458,000	6,831,000
Region II - Cagayan Valley	11,914,000	17,272,000	29,186,000

Regional Office II - Proper	2,262,000		2,262,000
PARO - Batanes	452,000	59,000	511,000
PARO - Cagayan	2,044,000	2,786,000	4,830,000
PARO - Isabela	4,102,000	5,508,000	9,610,000
PARO - Nueva Viscaya	2,022,000	6,224,000	8,246,000
PARO - Quirino	1,032,000	2,695,000	3,727,000
Region III - Central Luzon	22,317,000	15,660,000	37,977,000

Regional Office III - Proper	4,418,000	147,000	4,565,000
PARO - Aurora	879,000	683,000	1,562,000
PARO - Bataan	3,891,000	1,792,000	5,683,000
PARO - Bulacan	3,603,000	3,454,000	7,057,000
PARO - Nueva Ecija	4,421,000	3,719,000	8,140,000
PARO - Pampanga	2,731,000	2,348,000	5,079,000
PARO - Tarlac	1,609,000	2,403,000	4,012,000
PARO - Zambales	765,000	1,114,000	1,879,000

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Region IVA - CALABARZON	17,763,000	8,509,000	26,272,000

Regional Office IVA - Proper	2,896,000		2,896,000
PARO - Batangas	1,324,000	2,116,000	3,440,000
PARO - Cavite	3,831,000	733,000	4,564,000
PARO - Laguna	1,324,000	1,264,000	2,588,000
PARO - Quezon I	2,243,000	1,320,000	3,563,000
PARO - Quezon II	3,166,000	1,657,000	4,823,000
PARO - Rizal	2,979,000	1,419,000	4,398,000
Region IVB - MIMAROPA	9,023,000	9,284,000	18,307,000

Regional Office IVB - Proper	1,446,000	120,000	1,566,000
PARO - Marinduque	1,776,000	189,000	1,965,000
PARO - Mindoro Occidental	885,000	2,575,000	3,460,000
PARO - Mindoro Oriental	1,776,000	4,953,000	6,729,000
PARO - Palawan	1,334,000	1,035,000	2,369,000
PARO - Romblon	1,806,000	412,000	2,218,000
Region V - Bicol	27,691,000	16,252,000	43,943,000

Regional Office V - Proper	4,301,000	112,000	4,413,000
PARO - Albay	3,802,000	3,095,000	6,897,000
PARO - Camarines Norte	2,236,000	2,292,000	. 4,528,000
PARO - Camarines Sur	8,131,000	4,077,000	12,208,000
PARO - Catanduanes	2,463,000	1,423,000	3,886,000
PARO - Masbate	2,689,000	1,708,000	4,397,000
PARO - Sorsogon	4,069,000	3,545,000	7,614,000
Region VI - Western Visayas	16,181,000	26,758,000	42,939,000

Regional Office VI - Proper	5,059,000	819,000	5,878,000
PARO - Aklan	2,490,000	2,526,000	5,016,000
PARO - Antique	1,019,000	2,578,000	3,597,000
PARO - Capiz	2,680,000	5,299,000	7,979,000
PARO - Guimaras	306,000	1,959,000	2,265,000
PARO - Iloilo	749,000	2,628,000	3,377,000
PARO - Negros Occidental	3,878,000	10,949,000	14,827,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	57
DEPARTMENT OF AGRARIAN REFORM

Region VII - Central Visayas	7,593,000	10,716,000	18,309,000

Regional Office VII - Proper	1,373,000	214,000	1,587,000
PARO - Bohol	2,112,000	3,897,000	6,009,000
PARO - Cebu	1,672,000	3,788,000	5,460,000
PARO - Negros Oriental	1,679,000	2,709,000	4,388,000
PARO - Siquijor	757,000	108,000	865,000
Region VIII - Eastern Visayas	20,896,000	18,936,000	39,832,000

Regional Office VIII - Proper	4,755,000	1,275,000	6,030,000
PARO - Biliran	452,000	1,105,000	1,557,000
PARO - Eastern Samar	2,107,000	3,532,000	5,639,000
PARO - Leyte	4,322,000	4,161,000	8,483,000
PARO - Northern Samar	2,243,000	4,067,000	6,310,000
PARO - Samar	4,328,000	2,657,000	6,985,000
PARO - Southern Leyte	2,689,000	2,139,000	4,828,000
Region IX - Zamboanga Peninsula	11,522,000	8,229,000	19,751,000

Regional Office IX - Proper	3,849,000	900,000	4,749,000
PARO - Zamboanga del Norte	2,689,000	3,033,000	5,722,000
PARO - Zamboanga del Sur	3,208,000	2,635,000	5,843,000
PARO - Zamboanga Sibugay	1,776,000	1,661,000	3,437,000
Region X - Northern Mindanao	19,326,000	13,682,000	33,008,000

Regional Office X - Proper	4,379,000	371,000	4,750,000
PARO - Bukidnon	4,073,000	4,741,000	8,814,000
PARO - Camiguin	452,000	334,000	786,000
PARO - Lanao del Norte	2,696,000	3,519,000	6,215,000
PARO - Misamis Occidental	3,586,000	2,058,000	5,644,000
PARO - Misamis Oriental	4,140,000	2,659,000	6,799,000
Region XI - Davao	14,080,000	6,577,000	20,657,000

Regional Office XI - Proper	3,952,000	206,000	4,158,000
PARO - Davao City	2,017,000	1,187,000	3,204,000

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PARO - Davao del Sur	2,687,000	1,148,000		3,835,000
PARO - Davao Oriental	2,577,000	1,181,000		3,758,000
PARO - Davao Province (del Norte)	747,000	1,272,000		2,019,000
PARO - Compostela Valley	2,100,000	1,583,000		3,683,000
Region XII - SOCCSKSARGEN	9,784,000	7,275,000		17,059,000

Regional Office XII - Proper	2,381,000	401,000		2,782,000
PARO - Cotabato Province (North)	296,000	3,495,000		3,791,000
PARO - Sarangani	1,776,000	692,000		2,468,000
PARO - South Cotabato	3,158,000	1,060,000		4,218,000
PARO - Sultan Kudarat	2,173,000	1,627,000		3,800,000
Region XIII - CARAGA	13,742,000	14,135,000		27,877,000

Regional Office XIII - Proper	1,468,000	191,000		1,659,000
PARO - Agusan del Norte	4,054,000	3,242,000		7,296,000
PARO - Agusan del Sur	4,038,000	4,262,000		8,300,000
PARO - Surigao del Norte	2,243,000	5,182,000		7,425,000
PARO - Surigao del Sur	1,939,000	1,258,000		3,197,000
Autonomous Region in Muslim Mindanao (ARMM)		7,995,000		7,995,000

ARMM Regional Office - Proper		132,000		132,000
PARO - Basilan		551,000		551,000
PARO - Lanao del Sur		2,493,000		2,493,000
PARO - Maguindanao		2,278,000		2,278,000
PARO - Sulu		479,000		479,000
PARO - Tawi - Tawi		2,062,000		2,062,000
Agrarian Reform Areas Improved	634,787,000	1,958,299,000	1,245,226,000	3,838,312,000

AR BENEFICIARIES DEVELOPMENT AND SUSTAINABILITY PROGRAM	634,787,000	1,958,299,000	1,245,226,000	3,838,312,000

Supervision and management for effective delivery of support services	49,684,000	141,200,000		190,884,000

National Capital Region (NCR)	33,771,000	29,900,000		63,671,000

Central Office	33,771,000	29,900,000		63,671,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	59
DEPARTMENT OF AGRARIAN REFORM

Region I - Ilocos		5,933,000	5,933,000

Regional Office I - Proper		1,850,000	1,850,000
PARO - Ilocos Norte		1,094,000	1,094,000
PARO - Ilocos Sur		1,082,000	1,082,000
PARO - La Union		740,000	740,000
PARO - pangasinan		1,167,000	1,167,000
Cordillera Administrative Region (CAR)		7,053,000	7,053,000

CAR - Proper		1,690,000	1,690,000
PARO - Abra		758,000	758,000
PARO - Apayao		745,000	745,000
PARO - Benguet		965,000	965,000
PARO - Ifugao		704,000	704,000
PARO - Kalinga		1,235,000	1,235,000
PARO - Mt. Province		956,000	956,000
Region II - Cagayan Valley	1,172,000	7,147,000	8,319,000

Regional Office II - Proper	1,172,000	2,030,000	3,202,000
PARO - Batanes		244,000	244,000
PARO - Cagayan		1,267,000	1,267,000
PARO - Isabela		1,584,000	1,584,000
PARO - Nueva Viscaya		1,237,000	1,237,000
PARO - Quirino		785,000	785,000
Region III - Central Luzon	3,455,000	9,547,000	13,002,000

Regional Office III - Proper	3,455,000	2,500,000	5,955,000
PARO - Aurora		582,000	582,000
PARO - Bataan		725,000	725,000
PARO - Bulacan		994,000	994,000
PARO - Nueva Ecija		1,717,000	1,717,000
PARO - Pampanga		1,253,000	1,253,000
PARO - Tarlac		1,035,000	1,035,000
PARO - Zambales		741,000	741,000

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Region IVA - CALABARZON		4,539,000	4,539,000

Regional Office IVA - Proper		1,680,000	1,680,000
PARO - Batangas		554,000	554,000
PARO - Cavite		432,000	432,000
PARO - Laguna		460,000	460,000
PARO - Quezon I		537,000	537,000
PARO - Quezon II		647,000	647,000
PARO - Rizal		229,000	229,000
Region IVB - MIMAROPA		5,350,000	5,350,000

Regional Office IVB - Proper		2,410,000	2,410,000
PARO - Marinduque		464,000	464,000
PARO - Mindoro Occidental		498,000	498,000
PARO - Mindoro Oriental		866,000	866,000
PARO - Palawan		633,000	633,000
PARO - Romblon		479,000	479,000
Region V - Bicol	3,231,000	10,436,000	13,667,000

Regional Office V - Proper		3,350,000	3,350,000
PARO - Albay	1,488,000	1,157,000	2,645,000
PARO - Camarines Norte		849,000	849,000
PARO - Camarines Sur	531,000	2,415,000	2,946,000
PARO - Catanduanes		761,000	761,000
PARO - Masbate		614,000	614,000
PARO - Sorsogon	1,212,000	1,290,000	2,502,000
Region VI - Western Visayas		9,997,000	9,997,000

Regional Office VI - Proper		3,900,000	3,900,000
PARO - Aklan		435,000	435,000
PARO - Antique		468,000	468,000
PARO - Capiz		1,059,000	1,059,000
PARO - Guimaras		250,000	250,000
PARO - Iloilo		992,000	992,000
PARO - Negros Occidental		2,893,000	2,893,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	61
DEPARTMENT OF AGRARIAN REFORM

Region VII - Central Visayas		5,415,000	5,415,000

Regional Office VII - Proper		1,510,000	1,510,000
PARO - Bohol		1,014,000	1,014,000
PARO - Cebu		1,023,000	1,023,000
PARO - Negros Oriental		1,615,000	1,615,000
PARO - Siquijor		253,000	253,000
Region VIII - Eastern Visayas		7,851,000	7,851,000

Regional Office VIII - Proper		3,400,000	3,400,000
PARO - Biliran		485,000	485,000
PARO - Eastern Samar		769,000	769,000
PARO - Leyte		1,275,000	1,275,000
PARO - Northern Samar		593,000	593,000
PARO - Samar		618,000	618,000
PARO - Southern Leyte		711,000	711,000
Region IX - Zamboanga Peninsula	3,705,000	5,842,000	9,547,000

Regional Office IX - Proper	3,705,000	1,630,000	5,335,000
PARO - Zamboanga del Norte		1,470,000	1,470,000
PARO - Zamboanga del Sur		1,450,000	1,450,000
PARO - Zamboanga Sibugay		1,292,000	1,292,000
Region X - Northern Mindanao		6,782,000	6,782,000

Regional Office X - Proper		2,440,000	2,440,000
PARO - Bukidnon		1,426,000	1,426,000
PARO - Camiguin		224,000	224,000
PARO - Lanao del Norte		772,000	772,000
PARO - Misamis Occidental		1,007,000	1,007,000
PARO - Misamis Oriental		913,000	913,000
Region XI - Davao	4,350,000	8,052,000	12,402,000

Regional Office XI - Proper	4,350,000	3,412,000	7,762,000
PARO - Davao City		919,000	919,000

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PARO - Davao del Sur		841,000	841,000
PARO - Davao Oriental		871,000	871,000
PARO - Davao Province (del Norte)		997,000	997,000
PARO - Compostela Valley		1,012,000	1,012,000
Region XII - SOCCSKSARGEN		6,402,000	6,402,000

Regional Office XII - Proper		2,110,000	2,110,000
PARO - Cotabato Province (North)		1,622,000	1,622,000
PARO - Sarangani		766,000	766,000
PARO - South Cotabato		1,117,000	1,117,000
PARO - Sultan Kudarat		787,000	787,000
Region XIII - CARAGA		8,261,000	8,261,000

Regional Office XIII - Proper		2,870,000	2,870,000
PARO - Agusan del Norte		1,210,000	1,210,000
PARO - Agusan del Sur		1,503,000	1,503,000
PARO - Surigao del Norte		1,644,000	1,644,000
PARO - Surigao del Sur		1,034,000	1,034,000
Autonomous Region in Muslim Mindanao (ARMM)		2,693,000	2,693,000

ARMM Regional Office - Proper		1,000,000	1,000,000
PARO - Basilan		338,000	338,000
PARO - Lanao del Sur		514,000	514,000
PARO - Maguindanao		320,000	320,000
PARO - Sulu		244,000	244,000
PARO - Tawi - Tawi		277,000	277,000
Social Infrastructure Building	556,809,000	165,447,000	722,256,000

Region I - Ilocos	28,383,000	8,682,000	37,065,000

Regional Office I - Proper	5,346,000		5,346,000
PARO - Ilocos Norte	6,954,000	2,820,000	9,774,000
PARO - Ilocos Sur	4,291,000	1,660,000	5,951,000
PARO - La Union	4,880,000	2,131,000	7,011,000
PARO - Pangasinan	6,912,000	2,071,000	8,983,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	63
DEPARTMENT OF AGRARIAN REFORM

Cordillera Administrative Region (CAR)	34,904,000	9,728,000	44,632,000

CAR - Proper	1,520,000		1,520,000
PARO - Abra	6,410,000	1,484,000	7,894,000
PARO - Apayao	3,210,000	1,300,000	4,510,000
PARO - Benguet	5,491,000	2,845,000	8,336,000
PARO - Ifugao	8,372,000	1,065,000	9,437,000
PARO - Kalinga	6,788,000	1,945,000	8,733,000
PARO - Mt. Province	3,113,000	1,089,000	4,202,000
Region II - Cagayan Valley	27,395,000	9,833,000	37,228,000

Regional Office II - Proper	2,095,000		2,095,000
PARO - Batanes	961,000	363,000	1,324,000
PARO - Cagayan	10,547,000	1,103,000	11,650,000
PARO - Isabela	7,478,000	3,563,000	11,041,000
PARO - Nueva Viscaya	4,224,000	3,705,000	7,929,000
PARO - Quirino	2,090,000	1,099,000	3,189,000
Region III - Central Luzon	50,477,000	27,827,000	78,304,000

PARO - Aurora	6,992,000	1,660,000	8,652,000
PARO - Bataan	7,393,000	2,189,000	9,582,000
PARO - Bulacan	5,953,000	4,505,000	10,458,000
PARO - Nueva Ecija	10,690,000	7,286,000	17,976,000
PARO - Pampanga	6,195,000	5,847,000	12,042,000
PARO - Tarlac	9,119,000	4,025,000	13,144,000
PARO - Zambales	4,135,000	2,315,000	6,450,000
Region IVA - CALABARZON	36,608,000	7,297,000	43,905,000

Regional Office IVA - Proper	3,659,000		3,659,000
PARO - Batangas	6,431,000	1,325,000	7,756,000
PARO - Cavite	6,692,000	1,275,000	7,967,000
PARO - Laguna	5,534,000	795,000	6,329,000
PARO - Quezon I	4,833,000	1,480,000	6,313,000
PARO - Quezon II	3,794,000	1,690,000	5,484,000

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PARO - Rizal	5,665,000	732,000	6,397,000
Region IVB - MIMAROPA	25,341,000	3,886,000	29,227,000

PARO - Marinduque	5,470,000	623,000	6,093,000
PARO - Mindoro Occidental	5,755,000	745,000	6,500,000
PARO - Mindoro Oriental	6,406,000	855,000	7,261,000
PARO - Palanan	4,806,000	963,000	5,769,000
PARO - Romblon	2,904,000	700,000	3,604,000
Region V - Bicol	54,834,000	15,161,000	69,995,000

Regional Office V - Proper	4,300,000		4,300,000
PARO - Albay	7,255,000	2,782,000	10,037,000
PARO - Camarines Norte	4,873,000	1,528,000	6,401,000
PARO - Camarines Sur	18,344,000	4,567,000	22,911,000
PARO - Catanduanes	6,482,000	1,943,000	8,425,000
PARO - Masbate	8,393,000	1,843,000	10,236,000
PARO - Sorsogon	5,187,000	2,498,000	7,685,000
Region VI - Western Visayas	53,040,000	12,922,000	65,962,000

Regional Office VI - Proper	5,074,000		5,074,000
PARO - Aklan	6,896,000	258,000	7,154,000
PARO - Antique	4,138,000	640,000	4,778,000
PARO - Capiz	6,649,000	925,000	7,574,000
PARO - Guimaras	6,864,000	309,000	7,173,000
PARO - Iloilo	8,377,000	1,400,000	9,777,000
PARO - Negros Occidental	15,042,000	9,390,000	24,432,000
Region VII - Central Visayas	20,543,000	9,059,000	29,602,000

Regional Office VII - Proper	3,831,000		3,831,000
PARO - Bohol	5,482,000	1,571,000	7,053,000
PARO - Cebu	2,386,000	1,800,000	4,186,000
PARO - Negros Oriental	6,991,000	5,442,000	12,433,000
PARO - Siquijor	1,853,000	246,000	2,099,000
Region VIII - Eastern Visayas	40,359,000	8,997,000	49,356,000

Regional Office VIII - Proper	4,363,000		4,363,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	65
DEPARTMENT OF AGRARIAN REFORM

PARO - Biliran	1,598,000	840,000	2,438,000
PARO - Eastern Samar	7,643,000	1,450,000	9,093,000
PARO - Leyte	10,491,000	2,950,000	13,441,000
PARO - Northern Samar	5,055,000	1,010,000	6,065,000
PARO - Samar	4,823,000	1,412,000	6,235,000
PARO - Southern Leyte	6,386,000	1,335,000	7,721,000
Region IX - Zamboanga Peninsula	19,550,000	8,474,000	28,024,000

PARO - Zamboanga del Norte	6,287,000	2,540,000	8,827,000
PARO - Zamboanga del Sur	8,867,000	2,702,000	11,569,000
PARO - Zamboanga Sibugay	4,396,000	3,232,000	7,628,000
Region X - Northern Mindanao	32,070,000	5,081,000	37,151,000

Regional Office X - Proper	5,655,000		5,655,000
PARO - Bukidnon	9,947,000	1,015,000	10,962,000
PARO - Camiguin	965,000	588,000	1,553,000
PARO - Lanao del Norte	6,138,000	1,645,000	7,783,000
PARO - Misamis Occidental	4,820,000	1,295,000	6,115,000
PARO - Misamis Oriental	4,545,000	538,000	5,083,000
Region XI - Davao	32,534,000	9,611,000	42,145,000

PARO - Davao City	5,497,000	2,450,000	7,947,000
PARO - Davao del Sur	6,431,000	2,114,000	8,545,000
PARO - Davao Oriental	5,468,000	1,710,000	7,178,000
PARO - Davao Province (del Norte)	10,066,000	1,938,000	12,004,000
PARO - Compostela Valley	5,072,000	1,399,000	6,471,000
Region XII - SOCCSKSARGEN	37,709,000	11,940,000	49,649,000

Regional Office XII - Proper	5,400,000		5,400,000
PARO - Cotabato Province (North)	8,129,000	5,565,000	13,694,000
PARO - Sarangani	6,305,000	2,160,000	8,465,000
PARO - South Cotabato	7,630,000	2,545,000	10,175,000
PARO - Sultan Kudarat	10,245,000	1,670,000	11,915,000
Region XIII - CARAGA	28,833,000	13,771,000	42,604,000

PARO - Agusan del Norte	5,805,000	3,540,000	9,345,000

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PARO - Agusan del Sur	10,271,000	3,037,000	13,308,000
PARO - Surigao del Norte	5,520,000	5,547,000	11,067,000
PARO - Surigao del Sur	7,237,000	1,647,000	8,884,000
Autonomous Region in Muslim Mindanao (ARMM)	34,229,000	3,178,000	37,407,000

PARO - Basilan	7,316,000	1,950,000	9,266,000
PARO - Lanao del Sur	6,341,000	400,000	6,741,000
PARO - Maguindanao	6,195,000	68,000	6,263,000
PARO - Sulu	7,960,000	405,000	8,365,000
PARO - Tawi - Tawi	6,417,000	355,000	6,772,000
Enterprise Development and Economic Support	1,762,000	361,290,000	363,052,000

National Capital Region (NCR)		72,198,000	72,198,000

Central Office		72,198,000	72,198,000
Region I - Ilocos		13,750,000	13,750,000

PARO - Ilocos Norte		4,410,000	4,410,000
PARO - Ilocos Sur		2,855,000	2,855,000
PARO - La Union		2,590,000	2,590,000
PARO - Pangasinan		3,895,000	3,895,000
Cordillera Administrative Region (CAR)	1,435,000	30,422,000	31,857,000

CAR - Proper	1,435,000		1,435,000
PARO - Abra		2,405,000	2,405,000
PARO - Apayao		4,010,000	4,010,000
PARO - Benguet		5,055,000	5,055,000
PARO - Ifugao		4,680,000	4,680,000
PARO - Kalinga		8,227,000	8,227,000
PARO - Mt. Province		6,045,000	6,045,000
Region II - Cagayan Valley		11,552,000	11,552,000

PARO - Batanes		555,000	555,000
PARO - Cagayan		2,880,000	2,880,000
PARO - Isabela		3,962,000	3,962,000
PARO - Nueva Viscaya		1,875,000	1,875,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	67
DEPARTMENT OF AGRARIAN REFORM

PARO - Quirino		2,280,000	2,280,000
Region III - Central Luzon		20,770,000	20,770,000

PARO - Aurora		1,740,000	1,740,000
PARO - Bataan		3,000,000	3,000,000
PARO - Bulacan		2,400,000	2,400,000
PARO - Nueva Ecija		4,910,000	4,910,000
PARO - Pampanga		3,515,000	3,515,000
PARO - Tarlac		2,205,000	2,205,000
PARO - Zambales		3,000,000	3,000,000
Region IVA - CALABARZON		5,920,000	5,920,000

PARO - Batangas		720,000	720,000
PARO - Cavite		1,035,000	1,035,000
PARO - Laguna		670,000	670,000
PARO - Quezon I		1,275,000	1,275,000
PARO - Quezon II		1,250,000	1,250,000
PARO - Rizal		970,000	970,000
Region IVB - MIMAROPA		13,325,000	13,325,000

PARO - Marinduque		1,980,000	1,980,000
PARO - Mindoro Occidental		1,830,000	1,830,000
PARO - Mindoro Oriental		5,150,000	5,150,000
PARO - Palawan		2,225,000	2,225,000
PARO - Romblon		2,140,000	2,140,000
Region V - Bicol		35,114,000	35,114,000

PARO - Albay		4,360,000	4,360,000
PARO - Camarines Norte		5,675,000	5,675,000
PARO - Camarines Sur		12,544,000	12,544,000
PARO - Catanduanes		3,730,000	3,730,000
PARO - Masbate		1,720,000	1,720,000
PARO - Sorsogon		7,085,000	7,085,000
Region VI - Western Visayas	327,000	31,795,000	32,122,000

PARO - Aklan		2,855,000	2,855,000

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PARO - Antique		2,475,000	2,475,000
PARO - Capiz		3,360,000	3,360,000
PARO - Guimaras		1,240,000	1,240,000
PARO - Iloilo		3,620,000	3,620,000
PARO - Negros Occidental	327,000	18,245,000	18,572,000
Region VII - Central Visayas		15,684,000	15,684,000

PARO - Bohol		2,885,000	2,885,000
PARO - Cebu		3,695,000	3,695,000
PARO - Negros Oriental		7,844,000	7,844,000
PARO - Siquijor		1,260,000	1,260,000
Region VIII - Eastern Visayas		19,005,000	19,005,000

PARO - Biliran		2,750,000	2,750,000
PARO - Eastern Samar		3,270,000	3,270,000
PARO - Leyte		3,590,000	3,590,000
PARO - Northern Samar		3,110,000	3,110,000
PARO - Samar		2,600,000	2,600,000
PARO - Southern Leyte		3,685,000	3,685,000
Region IX - Zamboanga Peninsula		14,790,000	14,790,000

PARO - Zamboanga del Norte		5,080,000	5,080,000
PARO - Zamboanga del Sur		5,030,000	5,030,000
PARO - Zamboanga Sibugay		4,680,000	4,680,000
Region X - Northern Mindanao		19,437,000	19,437,000

PARO - Bukidnon		6,390,000	6,390,000
PARO - Camiguin		940,000	940,000
PARO - Lanao del Norte		2,295,000	2,295,000
PARO - Misamis Occidental		4,840,000	4,840,000
PARO - Misamis Oriental		4,972,000	4,972,000
Region XI - Davao		18,120,000	18,120,000

PARO - Davao City		4,470,000	4,470,000
PARO - Davao del Sur		2,130,000	2,130,000
PARO - Davao Oriental		2,900,000	2,900,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	69
DEPARTMENT OF AGRARIAN REFORM

PARO - Davao Province (del Norte)	4,220,000	4,220,000
PARO - Compostela Valley	4,400,000	4,400,000
Region XII - SOCCSKSARGEN	14,913,000	14,913,000

PARO - Cotabato Province (North)	3,680,000	3,680,000
PARO - Sarangani	3,710,000	3,710,000
PARO - South Cotabato	5,955,000	5,955,000
PARO - Sultan Kudarat	1,568,000	1,568,000
Region XIII - CARAGA	21,080,000	21,080,000

PARO - Agusan del Norte	4,270,000	4,270,000
PARO - Agusan del Sur	7,500,000	7,500,000
PARO - Surigao del Norte	5,770,000	5,770,000
PARO - Surigao del Sur	3,540,000	3,540,000
Autonomous Region in Muslim Mindanao (ARMM)	3,415,000	3,415,000

PARO - Basilan	660,000	660,000
PARO - Lanao del Sur	120,000	120,000
PARO - Maguindanao	725,000	725,000
PARO - Sulu	910,000	910,000
PARO - Tawi - Tawi	1,000,000	1,000,000
Climate Resilient Farm Productivity Support	602,547,000	602,547,000

National Capital Region (NCR)	464,297,000	464,297,000

Central Office	464,297,000	464,297,000
Region I - Ilocos	9,500,000	9,500,000

PARO - Ilocos Norte	1,750,000	1,750,000
PARO - Ilocos Sur	3,500,000	3,500,000
PARO - La Union	1,250,000	1,250,000
PARO - Pangasinan	3,000,000	3,000,000
Cordillera Administrative Region (CAR)	11,750,000	11,750,000

PARO - Abra	2,500,000	2,500,000
PARO - Apayao	1,750,040	1,750,000
PARO - Benguet	1,500,000	1,500,000
PARO - Ifugao	500,000	500,000

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PARO - Kalinga	4,500,000	4,500,000
PARO - Mt. Province	1,000,000	1,000,000
Region II - Cagayan Valley	21,500,000	21,500,000

PARO - Batanes	1,000,000	1,000,000
PARO - Cagayan	7,000,000	7,000,000
PARO - Isabela	4,500,000	4,500,000
PARO - Nueva Viscaya	5,000,000	5,000,000
PARO - Quirino	4,000,000	4,000,000
Region III - Central Luzon	7,250,000	7,250,000

PARO - Aurora	750,000	750,000
PARO - Bataan	750,000	750,000
PARO - Bulacan	250,000	250,000
PARO - Nueva Ecija	1,500,000	1,500,000
PARO - Pampanga	1,250,000	1,250,000
PARO - Tarlac	2,000,000	2,000,000
PARO - Zambales	750,000	750,000
Region IVA - CALABARZON	6,250,000	6,250,000

PARO - Batangas	2,000,000	2,000,000
PARO - Cavite	1,250,000	1,250,000
PARO - Laguna	2,000,000	2,000,000
PARO - Quezon I	500,000	500,000
PARO - Quezon II	500,000	500,000
Region IVB - MIMAROPA	4,250,000	4,250,000

PARO - Marinduque	1,000,000	1,000,000
PARO - Mindoro Occidental	750,000	750,000
PARO - Mindoro Oriental	1,000,000	1,000,000
PARO - Palawan	750,000	750,000
PARO - Romblan	750,000	750,000
Region V - Bicol	11,250,000	11,250,000

PARO - Albay	2,750,000	2,750,000
PARO - Camarines Norte	500,000	500,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	71
DEPARTMENT OF AGRARIAN REFORM

PARO - Camarines Sur	4,500,000	4,500,000
PARO - Catanduanes	750,000	750,000
PARO - Masbate	750,000	750,000
PARO - Sorsogon	2,000,000	2,000,000
Region VI - Western Visayas	27,500,000	27,500,000

PARO - Aklan	250,000	250,000
PARO - Antique	250,000	250,000
PARO - Capiz	5,250,000	5,250,000
PARO - Guimaras	500,000	500,000
PARO - Iloilo	3,250,000	3,250,000
PARO - Negros Occidental	18,000,000	18,000,000
Region VII - Central Visayas	14,000,000	14,000,000

PARO - Bohol	1,500,000	1,500,000
PARO - Cebu	2,000,000	2,000,000
PARO - Negros Oriental	10,500,000	10,500,000
Region VIII - Eastern Visayas	3,750,000	3,750,000

PARO - Biliran	250,000	250,000
PARO - Eastern Samar	1,250,000	1,250,000
PARO - Leyte	1,500,000	1,500,000
PARO - Northern Samar	250,000	250,000
PARO - Samar	250,000	250,000
PARO - Southern Leyte	250,000	250,000
Region X - Northern Mindanao	5,250,000	5,250,000

PARO - Bukidnon	3,500,000	3,500,000
PARO - Lanao del Norte	1,000,000	1,000,000
PARO - Misamis Occidental	750,000	750,000
Region XI - Davao	4,500,000	4,500,000

PARO - Davao del Sur	1,000,000	1,000,000
PARO - Davao Oriental	1,500,000	1,500,000
PARO - Davao Province (del Norte)	500,000	500,000
PARO - Compostela Valley	1,500,000	1,500,000

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Region XII - SOCCSKSARGEN		5,250,000		5,250,000

PARO - Cotabato Province (North)		5,000,000		5,000,000
PARO - Sultan Kudarat		250,000		250,000
Region XIII - CARAGA		4,250,000		4,250,000

PARO - Agusan del Norte		1,250,000		1,250,000
PARO - Agusan del Sur		1,000,000		1,000,000
PARO - Surigao del Norte		750,000		750,000
PARO - Surigao del Sur		1,250,000		1,250,000
Autonomous Region in Muslim Mindanao (ARM)		2,000,000		2,000,000

PARO - Lanao del Sur		1,250,000		1,250,000
PARO - Maguindanao		750,000		750,000
Project(s)
Foreign-Assisted Project(s)	26,532,000	687,815,000	1,245,226,000	1,959,573,000

Italian Assistance to the Agrarian Reform Community Development Support Program (IARCDSP)		239,976,000	24,873,000	264,849,000

National Capital Region (NCR)		239,976,000	24,873,000	264,849,000

Central Office		239,976,000	24,873,000	264,849,000
Mindanao Sustainable Agrarian and Agriculture Development Project (MINSAAD)	2,474,000	207,641,000	870,473,000	1,080,588,000

National Capital Region (NCR)	2,474,000	207,641,000	870,473,000	1,080,588,000

Central Office	2,474,000	207,641,000	870,473,000	1,080,588,000
Convergence on Value Chain Enhancement for Rural Growth and Empowerment Project	6,174,000	75,922,000	173,539,000	255,635,000

National Capital Region (NCR)	6,174,000	75,922,000	173,539,000	255,635,000

Central Office	6,174,000	75,922,000	173,539,000	255,635,000
Inclusive Partnerships for Agricultural Competitiveness (IPAC)	17,884,000	164,276,000	176,341,000	358,501,000

National Capital Region (NCR)	17,884,000	164,276,000	176,341,000	358,501,000

Central Office	17,884,000	164,276,000	176,341,000	358,501,000

Sub-total, Operations	2,955,571,000	3,039,571,000	1,245,226,000	7,240,368,000

TOTAL NEW APPROPRIATIONS	P 3,906,283,000	P 4,381,921,000	P 1,245,226,000	P 9,533,430,000

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New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,848,944

Total Permanent Positions	2,848,944

Other Compensation Common to All
Personnel Economic Relief Allowance	204,096
Representation Allowance	52,944
Transportation Allowance	52,650
Clothing and Uniform Allowance	42,520
Monoraria	26,532
Year End Bonus	237,432
Mid-Year Bonus - Civilian	237,432
Cash Gift	42,520
Step Increment	7,119
Productivity Enhancement Incentive	42,520

Total Other Compensation Common to All	945,765

Other Benefits
PAG-IBIG Contributions	10,183
PhilHealth Contributions	28,819
Employees Compensation Insurance Premiums	10,183
Retirement Gratuity	28,700
Terminal Leave	33,689

Total Other Benefits	111,574

Total Personnel Services	3,906,283

Maintenance and Other Operating Expenses
Travelling Expenses	601,674
Training and Scholarship Expenses	687,273
Supplies and Materials Expenses	555,942
Utility Expenses	172,404
Communication Expenses	130,907
Survey, Research, Exploration and Development Expenses	246,328
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	8,049
Professional Services	427,974
General Services	264,345
Repairs and Maintenance	158,238
Financial Assistance/Subsidy	694,237
Taxes, Insurance Premiums and Other Fees	134,399

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Other Maintenance and Operating Expenses
Advertising Expenses	12,794
Printing and Publication Expenses	16,988
Representation Expenses	79,243
Transportation and Delivery Expenses	27,618
Rent/Lease Expenses	143,540
Membership Dues and Contributions to Organizations	207
Subscription Expenses	19,387
Donations	22
Other Maintenance and Operating Expenses	352

Total Maintenance and Other Operating Expenses	4,381,921

Total Current Operating Expenditures	8,288,204

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	312
Infrastructure Outlay	998,982
Buildings and Other Structures	47,505
Machinery and Equipment Outlay	31,049
Transportation Equipment Outlay	96,500
Furniture, Fixtures and Books Outlay	640
Other Property Plant and Equipment Outlay	118
Biological Assets Outlay	70,120

Total Capital Outlays	1,245,226

TOTAL NEW APPROPRIATIONS	9,533,430

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GENERAL SUMMARY

DEPARTMENT OF AGRARIAN REFORM

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	P	3,906,283,000	P	4,381,921,000	P	1,245,226,000	P	9,533,430,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF AGRARIAN REFORM	P	3,906,283,000	P	4,381,921,000	P	1,245,226,000	P	9,533,430,000

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V. DEPARTMENT OF AGRICULTURE

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, operations, including locally-funded projects and foreign-assisted projects, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	P	43,919,178,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	653,273,000	P	549,042,000	P	1,250,000	P	402,014,000	P	1,605,579,000
Support to Operations		379,727,000		2,019,066,000		409,000		742,556,000		3,141,758,000
Operations		2,029,156,000		16,979,316,000		96,000		20,163,273,000		39,171,841,000

TECHNICAL AND SUPPORT SERVICES PROGRAM		1,535,549,000		13,515,410,000				1,570,552,000		16,621,511,000
AGRICULTURAL MACHINERY, EQUIPMENT, FACILITIES AND INFRASTRUCTURES PROGRAM		16,367,000		892,544,000				16,076,349,000		16,985,260,000
AGRICULTURE AND FISHERY POLICY PROGRAM		51,664,000		55,642,000						107,306,000
AGRICULTURE AND FISHERY REGULATORY SUPPORT PROGRAM		411,670,000		469,458,000				96,118,000		977,246,000
LOCALLY-FUNDED AND FOREIGN-ASSISTED PROGRAM		13,906,000		2,046,262,000		96,000		2,420,254,000		4,480,518,000

TOTAL NEW APPROPRIATIONS	P	3,062,156,000	P	19,547,424,000	P	1,755,000	P	21,307,843,000	P	43,919,178,000

Special Provision(s)

1. Agricultural Competitiveness Enhancement Fund. In addition to the amounts appropriated herein, One Billion Eight Hundred Million Pesos (P1,800,000,000) sourced from all duties collected from the importation of agricultural products under the minimum access volume mechanism, including unused balances and collections from repayments and interests from loan beneficiaries, constituted into the Agricultural Competitiveness Enhancement Fund (ACEF) pursuant to Section 1 of R.A No. 10848, shall be used for the increased productivity of farmers and fisherfolk in accordance with the following allocation:

(a) provision of credit with reasonable interest which shall not exceed: (i) Five Million Pesos (P5,000,000) per project loan, and/or (ii) One Million Pesos (P1,000,000) per individual farmer or fisherman - Eighty percent (80%);

(b) research and development on agricultural and fishery products of SUCs, which shall not exceed Five Million Pesos (P5,000,000) per project - Ten percent (10%); and

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(c) comprehensive and attractive grant-in-aid program for agriculture, forestry, fisheries, and veterinary medicine education to promote the development of agriculture and fisheries - Ten percent (10%).

The CNED shall implement the comprehensive and attractive grant-in-aid program for agriculture, forestry, fisheries, and veterinary medicine education pursuant to Section 1 of R.A. 10848.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

The DA shall submit its quarterly reports on the financial and physical accomplishments with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on the DA’s website for a period of three (3) years. The Secretary of Agriculture shall send written notice to the said offices when said reports have been posted an its website, which shall be considered the date of submission.

The implementation of this provision shall be subject to the guidelines issued by the ACEF Executive Committee.

2. Seed Fund. In addition to the amounts appropriated herein, Twenty One Million Ninety Thousand Pesos (P21,090,000) shall be used for the implementation of the seed industry development programs sourced from the proceeds of the sales of seeds, planting materials, products of research stations and seed farms, seed processing and testing fees, field inspection fees, seed export and import fees, licenses fees, and fees for the issuance of permits to seed growers and producers constituted into the Seed Fund in accordance with Section 16 (c) of R.A. No. 7308.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

The DA shall submit its quarterly reports on the financial and physical accomplishments on the utilization of the Seed Fund with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by pasting said reports on the DA’s website for a period of three (3) years. The Secretary of Agriculture shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

3. Livestock Promotion Fund. In addition to the amounts appropriated herein, Sixty Nine Million Six Hundred Thirty Five Thousand Pesos (P69,635,000) shall be used for the stabilization, protection and development of the Philippine livestock industry sourced from the proceeds of sale of agricultural propagation and meat of the animals which may not be needed by the Bureau of Animal Industry, renting or loaning for breeding purposes, and inspection fees collected from the operation of the said Bureau, in accordance with Section 2 of R.A. No. 1578 and Section 9 of R.A. No. 1556.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

The DA shall submit its quarterly reports on the financial and physical accomplishments with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on the DA’s website for a period of three (3) years. The Secretary of Agriculture shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

4. Remedies Fund. In addition to the amounts appropriated herein, Ten Million Pesos (P10,000,000) shall be used in the implementation of remedies and safeguard measures sourced from fifty percent (50%) of the revenues received from fees, charges, and safeguard duties, in accordance with Section 34 of R.A. No. 8800.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

The DA shall submit its quarterly reports on the financial and physical accomplishments with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on the DA’s website for a period of three (3) years. The Secretary of Agriculture shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

5. Quick Response Fund. The amount of One Billion Pesos (P1,000,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for provision of seeds and other planting materials, fingerlings and fries, livestocks, minor fishing paraphernalia and minor repair of small-scale irrigation systems in order that the situation and living conditions of people living in communities or areas stricken by calamities, epidemics, crises and catastrophes which occurred in the last quarter of the immediately preceding year and those occuring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities, nor be realigned for any other purpose not authorized in the Act.

The DA shall submit to the DBM, National Disaster Risk Reduction and Management Council, the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document, quarterly reports on the status of the utilization of the QRF. The Secretary of Agriculture and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that said quarterly reports are posted on the DA website.

6. Agriculture and Fisheries Modernization Program. The amount of Fifty Three Billion Three Hundred Thirty Six Million Two Hundred Fifty Nine Thousand Pesos (P53,336,259,000) appropriated under the DA and all its bureaus and offices shall be used in support of the

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programs and projects under the Agriculture and Fisheries Modernization Program (AFMP).

This amount shall be supplemented by specific appropriations in the budgets of the various implementing agencies of AFMP, as follows:

CMED	P	21,444,000
DAR		3,838,312,000
DENR		150,000,000
DTI		99,866,000
FPA		129,175,000
NDA		520,213,000
NIA		28,021,653,000
NFA		7,000,000,000
NTA		345,530,000
PCA		1,471,466,000
PCIC		3,500,000,000
PFDA		397,800,000
PRRI		778,359,000
SRA		1,000,000,000

TOTAL	P	47,273,818,000

The AFMP will be further supported by funds made available by GFIs to cover the loaning operations component of AFMP.

7. Resilience of Agricultural Communities. The Department of Agriculture (DA) shall endeavor to increase the resilience of agricultural communities through the implementation of disaster-resilient agricultural infrastructure projects and the distribution and development of seeds, which are optically adaptive to present and future climate conditions.

The DA shall conduct seminars and trainings for local government units and farmers on the importance of water catchments and organic farming approaches, among the other elements of sustainable land use.

8. National Programs of the DA. The amount of Twenty Billion Two Hundred Eighteen Million Nine Hundred Seventy Six Thousand Pesos (P20,218,976,000) appropriated herein for the National Programs for Rice, Corn, High Value crops Development, Organic Agriculture and Livestock shall be implemented with priority given to: (i) major rice, corn, high value commercial crops and livestock producing provinces, and provinces with areas suitable for conversion to organic agriculture; (ii) areas where the majority of small farmers and fisherfolks registered under the Registry System for Basic Sectors in Agriculture (RSBSA) are located; and (iii) provinces or regions where the absolute number of poor farmers and/or fisherfolks and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

9. Corn-Based Farmer-Scientists Research, Development and Extension Training Program. The amount of Three Hundred Ninety Five Million One Hundred Ten Thousand Pesos (P395,110,000) appropriated herein for the implementation of extension support, education and training services on the National Corn Program includes the amount of Ten Million Pesos (P10,000,000) which shall be used for the corn-based farmer-scientists research, development and extension training program in accordance with E.O. No. 710, s. 2008.

10. Farm-to-Market Road Projects. The amount of Nine Billion Nine Hundred Fifty Eight Million Pesos (P9,958,000,000) appropriated herein for Farm-to-Market Road (FMR) projects shall be released directly to the DPWH for the construction, rehabilitation and repair of FMRs in accordance with the approved network plan specifying the list of priority FMR projects including the scope of work and specific location which must lead to arterial or secondary roads and estimated Length in kilometers of the FMRs. The DA shall ensure that the FMRs to be implemented will lead to arterial or secondary roads and key production areas and are geo-tagged. The approved FMR network plan shall be regularly updated to prioritize: (i) major rice, corn and high value commercial crops producing provinces; (ii) areas where the majority of small farmers and agrarian reform beneficiaries registered under the RSBSA are located; and (iii) provinces or regions where the absolute number of poor farmers and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

Upon completion of the construction, rehabilitation and repair of FMRs, the DPWH shall turn over the management and ownership thereof to the LGUs concerned, which shall commit to shoulder the maintenance and repair cost.

The Secretary of Agriculture and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the approved network plan, community of farmers and agrarian reform beneficiaries, FMRs to be constructed for the year with the corresponding budgetary allocation, status of implementation supported by pre-construction and post-construction geo-tagged photos, and project evaluation and/or assessment reports are posted on the DA website.

11. Small-Scale Irrigation Projects. The amount of Two Billion Six Hundred Sixty Nine Million One Hundred Seventy One Thousand Pesos (P2,669,171,000) appropriated herein for the implementation of small-scale irrigation projects shall be used for the constriction, restoration, or improvement of small-scale irrigation projects in accordance with the approved master plan.

Upon completion of the construction, restoration or improvement of irrigation facilities, the DA shall turn over the management and ownership thereof to the LGUs or irrigator associations concerned, which shall commit to shoulder maintenance and repair costs.

The DA, in coordination with the LGUs and irrigator’s association, shall prioritize the following in the updating of the master plan: (i) major rice, corn, high value commercial crops producing provinces, and provinces with areas suitable for conversion to organic agriculture; (ii) areas where the majority of small farmers registered under the RSBSA are located; and (iii) provinces or regions where

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the absolute number of poor farmers and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

The Secretary of Agriculture and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the approved master plan, status of implementation and project evaluation and/or assessment reports are posted on the DA website.

12. Agricultural Machineries, Equipment and Facilities. The amount of Four Billion Two Hundred Eighty One Million Two Hundred Ninety Eight Thousand Pesos (P4,281,298,000) appropriated herein for Agricultural Machineries, Equipment and Facilities shall be used for the construction of facilities and procurement of machineries and equipment.

Upon completion of the construction of facilities and procurement of machineries and equipment, the DA shall turn over the management and ownership thereof to the LGUs or farmers or fisherfolk organizations concerned, which shall commit to shoulder maintenance and repair costs.

The Secretary of Agriculture and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the approved master plan, status of implementation and project evaluation and/or assessment reports are posted on the DA website.

13. Seed Buffer Stocking. The amount of One Billion One Hundred Ninety Five Million Nine Hundred Sixty Seven Thousand Pesos (P1,195,967,000) appropriated herein under Production Support Services Sub-Program on Rice and Corn shall be used for the purchase of seeds for buffer stocking to ensure the availability of high quality rice and corn seeds to be used in times of calamities and unforeseen events affecting rice and corn productions. The DA, in the distribution of seeds, shall prioritize major rice and corn producing provinces in geographically isolated and disadvantaged areas as well as those affected by the typhoons and natural calamities.

14. Emergency Purchase. The DA may resort to emergency purchase of goods in accordance with the provisions of R.A. No. 9184, its IRR and other guidelines, for the cure and prevention of animal diseases outbreaks as may be declared by the DA, such as but not limited to, Avian Influenza and rehabilitation of areas under calamity which may or may not affect humans. Goods bought during an emergency should be delivered and distributed for the duration thereof.

15. Allocation for the Autonomous Region in Muslim Mindanao. The DA shall ensure that the allocation for AMM in the amount of Four Hundred Sixty Million Five Hundred Forty Five Thousand Pesos (P460,545,000) shall be released directly to AMM-Department of Agriculture and Fisheries, through the Office of the Regional Governor, based on the submission by the DA of the allocation for AMM per province, copy furnished said provinces.

The Secretary of Agriculture and the Agency’s web Administrator or his/her equivalent shall be responsible for ensuring that the amounts allocated for ARMM per province are posted on the DA website.

The ARGMM shall likewise submit to the DBM and DA, either in printed form or by way of electronic document, quarterly reports on the utilization of funds, per province, in the ARMM. The regional Governor of ARGMM and the Regional Government’s web administrator or his/her equivalent shall be responsible for ensuring that said quarterly reports are likewise posted on the ARGMM website.

16. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	P 589,249,000	P 549,042,000	P 1,250,000	P 402,014,000	P 1,541,555,000

National Capital Region (NCR)	240,883,000	254,293,000	450,000	43,888,000	539,514,000

Central Office	158,287,000	187,893,000	200,000	6,790,000	353,170,000
Agricultural Training Institute	21,843,000	14,063,000	50,000	25,600,000	61,556,000
Bureau of Agricultural Research	10,001,000	6,415,000	50,000	3,000,000	19,466,000
Bureau of Animal Industry	16,133,000	20,312,000	50,000		36,495,000
Bureau of Plant Industry	15,039,000	12,685,000	50,000		27,774,000

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Bureau of Soils and Water Management	19,580,000	12,925,000	50,000	8,498,000	41,053,000
Region I - Ilocos	25,563,000	18,085,000	50,000	83,765,000	127,463,000

Regional Field Unit - I	25,563,000	18,085,000	50,000	83,765,000	127,463,000
Cordillera Administrative Region (CAR)	17,441,000	13,374,000	50,000	885,000	31,750,000

Regional Field Unit - CAR	17,441,000	13,374,000	50,000	885,000	31,750,000
Region II - Cagayan Valley	25,158,000	10,910,000	50,000	10,400,000	46,518,000

Regional Field Unit - II	25,158,000	10,910,000	50,000	10,400,000	46,518,000
Region III - Central Luzon	22,253,000	17,234,000	50,000	37,500,000	77,037,000

Regional Field Unit - III	22,253,000	17,234,000	50,000	37,500,000	77,037,000
Region IVA - CALABARZON	23,366,000	32,551,000	50,000	8,580,000	64,547,000

Regional Field Unit - IVA	23,366,000	32,551,000	50,000	8,580,000	64,547,000
Region IVB - MIMAROPA	21,929,000	14,385,000	50,000	10,010,000	46,374,000

Regional Field Unit - IVB	21,929,000	14,385,000	50,000	10,010,040	46,374,000
Region V - Bicol	22,238,000	22,161,000	50,000	61,660,000	106,109,000

Regional Field Unit - V	22,238,000	22,161,000	50,000	61,660,000	106,109,000
Region VI - Western Visayas	25,182,000	34,538,000	75,000	15,006,000	74,801,000

Regional Field Unit - VI	25,182,000	34,538,000	75,000	15,006,000	74,801,000
Region VII - Central Visayas	25,089,000	21,886,000	75,000	16,800,000	63,850,000

Regional Field Unit - VII	25,089,000	21,886,000	75,000	16,800,000	63,850,000
Region VIII - Eastern Visayas	26,973,000	18,548,000	50,000		45,571,000

Regional Field Unit - VIII	26,973,000	18,548,000	50,000		45,571,000
Region IX - Zamboanga Peninsula	23,986,000	32,905,000	50,000	49,960,000	106,901,000

Philippine Rubber Research Institute		17,209,000		2,860,000	20,069,000
Regional Field Unit - IX	23,986,000	15,696,000	50,000	47,100,000	86,832,000
Region X - Northern Mindanao	25,736,000	9,612,000	50,000	2,280,000	37,678,000

Regional Field Unit - X	25,736,000	9,612,000	50,000	2,280,000	37,678,000
Region XI - Davao	22,900,000	24,297,000	50,000	36,500,000	83,747,000

Regional Field Unit - XI	22,900,400	24,297,000	50,000	36,500,000	83,747,000
Region XII - SOCCSKSARGEN	20,973,000	11,128,000	50,000	17,280,000	49,431,000

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Regional Field Unit - XII	20,973,000	11,128,000	50,000	17,280,000	49,431,000
Region XIII - CARAGA	19,579,000	13,135,000	50,000	7,500,000	40,264,000

Regional Field Unit - XIII	19,579,000	13,135,000	50,000	7,500,000	40,264,000
Administration of Personnel Benefits	64,024,000				64,024,000

National Capital Region (NCR)	23,016,000				23,016,000

Central Office	6,911,000				6,911,000
Agricultural Training Institute	1,177,000				1,177,000
Bureau of Animal Industry	8,865,000				8,865,000
Bureau of Plant Industry	5,403,000				5,403,000
Bureau of Soils and Water Management	660,000				660,000
Region I - Ilocos	4,857,000				4,857,000

Regional Field Unit - I	4,857,000				4,857,000
Region II - Cagayan Valley	12,049,000				12,049,000

Regional Field Unit - II	12,049,000				12,049,000
Region III - Central Luzon	2,910,000				2,910,000

Regional Field Unit - III	2,910,000				2,910,000
Region IVA - CALABARZON	430,000				430,000

Regional Field Unit - IVA	430,000				430,000
Region IVB - MIMAROPA	1,919,000				1,919,000

Regional Field Unit - IVB	1,919,000				1,919,000
Region V - Bicol	2,088,000				2,088,000

Regional Field Unit - V	2,088,000				2,088,000
Region VI - Western Visayas	5,354,000				5,354,000

Regional Field Unit - VI	5,354,000				5,354,000
Region VII - Central Visayas	684,000				684,000

Regional Field Unit - VII	684,000				684,000
Region IX - Zamboanga Peninsula	3,008,000				3,008,000

Regional Field Unit - IX	3,008,000				3,008,000
Region X - Northern Mindanao	116,000				116,000

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GENERAL APPROPRIATIONS ACT, FY 2018

Regional Field Unit - X	116,000				116,000
Region XI - Davao	2,236,000				2,236,000

Regional Field Unit - XI	2,236,000				2,236,000
Region XII - SOCCSKSARGEN	5,357,000				5,357,000

Regional Field Unit - XII	5,357,000				5,357, 000

Sub-total, General Administration and Support	653,273,000	549,042,000	1,250,000	402,014,000	1,605,579,000

Support to Operations
Planning and policy formulation for soil and water resources conservation, management and development (PSWM)	94,789,000	135,994,000		29,690,000	260,473,000

National Capital Region (NCR)	94,789,000	135,994,000		29,690,000	260,473,000

Bureau of Soils and Water Management	94,789,000	135,994,000		29,690,000	260,473,000
Coordination of agricultural research (BAR)	20,914,000	7,636,000			28,550,000

National Capital Region (NCR)	20,914,000	7,636,000			28,550,000

Bureau of Agricultural Research	20,914,000	7,636,000			28,550,000
Information and Communication Technology (ICT) Management Support	25,277,000	85,727,000		347,618,000	458,622,000

National Capital Region (NCR)	25,277,000	85,727,000		347,618,000	458,622,000

Central Office	25,277,000	85,727,000		347,618,000	458,622,000
Public information services	9,164,000	5,633,000			14,797,000

National Capital Region (NCR)	9,164,000	5,633,000			14,797,000

Central Office	9,164,000	5,633,000			14,797, 000
Development of organizational policies, plans and procedures	111,946,000	245,494,000			357,440,000

National Capital Region (NCR)		177,500,000			177,500,000

Central Office		177,500,000			177,500,000
Region I - Ilocos	6,101,000	2,916,000			9,017,000

Regional Field Unit - I	6,101,000	2,916,000			9,017,000
Cordillera Administrative Region (CAR)	2,704,000	2,196,000			4,900,000

Regional Field Unit - CAR	2,704,000	2,196,000			4,900,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	83
DEPARTMENT OF AGRICULTURE

Region II - Cagayan Valley	7,677,000	18,175,000		25,852,000

Regional Field Unit - II	7,677,000	18,175,000		25,852,000
Region III - Central Luzon	6,645,000	4,598,000		11,243,000

Regional Field Unit - III	6,645,000	4,598,000		11,243,000
Region IVA - CALABARZON	7,591,000	7,252,000		14,843,000

Regional Field Unit - IVA	7,591,000	7,252,000		14,843,000
Region IVB - MIMAROPA	7,225,000	4,828,000		12,053,000

Regional Field Unit - IVB	7,225,000	4,828,000		12,053,000
Region V - Bicol	4,887,000	2,936,000		7,823,000

Regional Field Unit - V	4,887,000	2,936,000		7,823,000
Region VI - Western Visayas	7,280,000	2,923,000		10,203,000

Regional Field Unit - VI	7,280,000	2,923,000		10,203,000
Region VII - Central Visayas	6,031,000	2,844,000		8,875,000

Regional Field Unit - VII	6,031,000	2,844,000		8,875,000
Region VIII - Eastern Visayas	6,968,000	1,662,000		8,630,000

Regional Field Unit - VIII	6,968,000	1,662,000		8,630,000
Region IX - Zamboanga Peninsula	6,579,000	8,314,000		14,893,000

Regional Field Unit - IX	6,579,000	8,314,000		14,893,000
Region X - Northern Mindanao	20,901,000	1,057,000		21,958,000

Regional Field Unit - X	20,901,000	1,057,000		21,958,000
Region XI - Davao	6,654,000	2,373,000		9,027,000

Regional Field Unit - XI	6,654,000	2,373,000		9,027,000
Region XII - SOCCSKSARGEN	7,931,000	3,460,000		11,391,000

Regional Field Unit - XII	7,931,000	3,460,000		11,391,000
Region XIII - CARAGA	6,772,000	2,460,000		9,232,000

Regional Field Unit - XIII	6,772,000	2,460,000		9,232,000
Agri-business and marketing services	24,601,000	10,975,000	103,000	35,679,000

National Capital Region (NCR)	24,601,000	10,975,000	103,000	35,679,000

Central Office	24,601,000	10,975,000	103,000	35,679,000

84	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

International affairs coordination and liaisoning	93,036,000	56,586,000	206,000		149,828,000

National Capital Region (NCR)	93,036,000	56,586,000	206,000		149,828,000

Central Office	93,036,000	56,586,000	206,000		149,828,000
Operation and maintenance of the integrated laboratories		230,107,000		278,550,000	508,657,000

Region I - Ilocos		14,737,000			14,737,000

Regional Field Unit - I		14,737,000			14,737,000
Cordillera Administrative Region (CAR)		8,396,000			8,396,000

Regional Field Unit - CAR		8,396,000			8,396,000
Region II - Cagayan Valley		16,776,000		48,550,000	65,326,000

Regional Field Unit - II		16,776,000		48,550,000	65,326,000
Region III - Central Luzon		8,885,000			8,885,000

Regional Field Unit - III		8,885,000			8,885,000
Region IVA - CALABARZON		15,912,000			15,912,000

Regional Field Unit - IVA		15,912,000			15,912,000
Region IVB - MIMAROPA		7,500,000			7,500,000

Regional Field Unit - IVB		7,500,000			7,500,000
Region V - Bicol		33,453,000		100,000,000	133,453,000

Regional Field Unit - V		33,453,000		100,000,000	133,453,000
Region VI - Western Visayas		1,000,000			1,000,000

Regional Field Unit - VI		1,000,000			1,000,000
Region VII - Central Visayas		14,900,000			14,900,000

Regional Field Unit - VII		14,900,000			14,900,000
Region VIII - Eastern Visayas		3,700,000			3,700,000

Regional Field Unit - VIII		3,700,000			3,700,000
Region IX - Zamboanga Peninsula		51,045,000			51,045,000

Regional Field Unit - IX		51,045,000			51,045,000
Region X - Northern Mindanao		15,773,000			15,773,000

Regional Field Unit - X		15,773,000			15,773,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	85
DEPARTMENT OF AGRICULTURE

Region XI - Davao	25,000,000		130,000,000	155,000,000

Regional Field Unit - XI	25,000,000		130,000,000	155,000,000
Region XII - SOCCSKSARGEN	8,500,000			8,500,000

Regional Field Unit - XII	8,500,000			8,500,000
Region XIII - CARAGA	4,530,000			4,530,000

Regional Field Unit - XIII	4,530,000			4,530,000
Field program management activities	240,914,000	100,000	86,698,000	327,712,000

National Capital Region (NCR)	71,585,000	100,000	9,630,000	81,315,000

Central Office	71,585,000	100,000	9,630,000	81,315,000
Region I - Ilocos	12,200,000			12,200,000

Regional Field Unit - 1	12,200,000			12,200,000
Cordillera Administrative Region (CAR)	5,000,000			5,000,000

Regional Field Unit - CAR	5,000,000			5,000,000
Region II - Cagayan Valley	22,085,000		6,000,000	28,085,000

Regional Field Unit - II	22,085,000		6,000,000	28,085,000
Region III - Central Luzon	12,116,000		5,000,000	17,116,000

Regional Field Unit - III	12,116,000		5,000,000	17,116,000
Region IVA - CALABARZON	11,223,000		1,317,000	12,540,000

Regional Field Unit - IVA	11,223,000		1,317,000	12,540,000
Region IVB - MIMAROPA	8,300,000		6,900,000	15,200,000

Regional Field Unit - IVB	8,300,000		6,900,000	15,200,000
Region V - Bicol	26,456,000		5,470,000	31,926,000

Regional Field Unit - V	26,456,000		5,470,000	31,926,000
Region VI - Western Visayas	1,000,000		18,000,000	19,000,000

Regional Field Unit - VI	1,000,000		18,000,000	19,000,000
Region VII - Central Visayas	20,170,000		25,500,000	45,670,000

Regional Field Unit - VII	20,170,000		25,500,000	45,670,000
Region VIII - Eastern Visayas	16,675,000		5,481,000	22,156,000

Regional Field Unit - VIII	16,675,000		5,481,000	22,156,000
Region IX - Zamboanga Peninsula	12,000,000		800,000	12,800,000

86	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Regional Field Unit - IX		12,000,000		800,000	12,800,000
Region X - Northern Mindanao		1,000,000		600,000	1,600,000

Regional Field Unit - X		1,000,000		600,000	1,600,000
Region XI - Davao		11,670,000		1,000,000	12,670,000

Regional Field Unit - XI		11,670,000		1,000,000	12,670,000
Region XII - SOCCSKSARGEN		3,754,000			3,754,000

Regional Field Unit - XII		3,754,000			3,754,000
Region XIII - CARAGA		5,680,000		1,000,000	6,680,000

Regional Field Unit - XIII		5,680,000		1,000,000	6,680,000
Quick Response Fund		1,000,000,000			1,000,000,000

Sub-total, Support to Operations	379,727,000	2,019,066,000	409,000	742,556,000	3,141,758,000

Operations
Productivity in the agricultural sector increased	2,029,156,000	16,979,316,000	96,000	20,163,273,000	39,171,841,000

TECHNICAL AND SUPPORT SERVICES PROGRAM	1,535,549,000	13,515,410,000		1,570,552,000	16,621,511,000

PRODUCTION SUPPORT SERVICES (PSS) SUB-PROGRAM	472,913,000	7,631,309,000		985,236,000	9,089,458,000

PSS on the National Rice Program		4,673,860,000		416,193,000	5,090,053,000

National Capital Region (NCR)		325,852,000		13,441,000	339,293,000

Central Office		246,734,000		7,737,000	254,471,000
Bureau of Plant Industry		79,118,000		5,704,000	84,822,000
Region I - Ilocos		489,999,000		25,740,000	515,739,000

Regional Field Unit - I		489,999,000		25,740,000	515,739,000
Cordillera Administrative Region (CAR)		107,734,000		39,478,000	147,212,000

Regional Field Unit - CAR		107,734,000		39,478,000	147,212,000
Region II - Cagayan Valley		658,560,000		68,735,000	727,295,000

Regional Field Unit - II		658,560,000		68,735,000	727,295,000
Region III - Central Luzon		818,663,000		31,957,000	850,620,000

Regional Field Unit - III		818,663,000		31,957,000	850,620,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	87
DEPARTMENT OF AGRICULTURE

Region IVA - CALABARZON	159,148,000	14,113,000	173,261,000

Regional Field Unit - IVA	159,148,000	14,113,000	173,261,000
Region IVB - MIMAROPA	209,027,000	37,263,000	246,290,000

Regional Field Unit - IVB	209,027,000	37,263,000	246,290,000
Region V - Bicol	250,061,000	53,699,000	303,760,000

Regional Field Unit - V	250,061,000	53,699,000	303,760,000
Region VI - Western Visayas	497,861,000	29,526,000	527,387,000

Regional Field Unit - VI	497,861,000	29,526,000	527,387,000
Region VII - Central Visayas	96,440,000	6,907,000	103,347,000

Regional Field Unit - VII	96,440,000	6,907,000	103,347,000
Region VIII - Eastern Visayas	175,563,000	26,782,000	202,345,000

Regional Field Unit - VIII	175,563,000	26,782,000	202,345,000
Region IX - Zamboanga Peninsula	168,815,000	16,372,000	185,187,000

Regional Field Unit - IX	168,815,000	16,372,000	185,187,000
Region X - Northern Mindanao	240,931,000	12,072,000	253,003,000

Regional Field Unit - X	240,931,000	12,072,000	253,003,000
Region XI - Davao	111,939,000	21,622,000	133,561,000

Regional Field Unit - XI	111,939,000	21,622,000	133,561,000
Region XII - SOCCSKSARGEN	255,615,000	14,464,000	270,079,000

Regional Field Unit - XII	255,615,000	14,464,000	270,079,000
Region XIII - CARAGA	107,652,000	4,022,000	111,674,000

Regional Field Unit - XIII	107,652,000	4,022,000	111,674,000
PSS on the National Livestock Program	405,570,000	273,176,000	678,746,000

National Capital Region (NCR)	161,257,000	71,990,000	233,247,000

Central Office	52,485,000	7,491,000	59,976,000
Bureau of Animal Industry	108,772,000	64,499,000	173,271,000
Region I - Ilocos	11,063,000	10,990,000	22,053,000

Regional Field Unit - I	11,063,000	10,990,000	22,053,000
Cordillera Administrative Region (CAR)	16,555,000	10,401,000	26,956,000

Regional Field Unit - CAR	16,555,000	10,401,000	26,956,000

88	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region II - Cagayan Valley	31,353,000		31,353,000

Regional Field Unit - II	31,353,000		31,353,000
Region III - Central Luzon	13,461,000	12,580,000	26,041,000

Regional Field Unit - III	13,461,000	12,580,000	26,041,000
Region IVA - CALABARZON	14,786,000	36,958,000	51,744,000

Regional Field Unit - IVA	14,786,000	36,958,000	51,744,000
Region IVB - MIMAROPA	9,860,000	23,958,000	33,818,000

Regional Field Unit - IVB	9,860,000	23,958,000	33,818,000
Region V - Bicol	11,608,000	13,213,000	24,821,000

Regional Field Unit - V	11,608,000	13,213,000	24,821,000
Region VI - Western Visayas	10,185,000	6,679,000	16,864,000

Regional Field Unit - VI	10,185,000	6,679,000	16,864,000
Region VII - Central Visayas	23,069,000	14,089,000	37,158,000

Regional Field Unit - VII	23,069,000	14,089,000	37,158,000
Region VIII - Eastern Visayas	14,919,000	12,574,000	27,493,000

Regional Field Unit - VIII	14,919,000	12,574,000	27,493,000
Region IX - Zamboanga Peninsula	37,743,000	10,308,000	48,051,000

Regional Field Unit - IX	37,743,000	10,308,000	48,051,000
Region X - Northern Mindanao	13,369,000	10,016,000	23,385,000

Regional Field Unit - X	13,369,000	10,016,000	23,385,000
Region XI - Davao	15,492,000	18,097,000	33,589,000

Regional Field Unit - XI	15,492,000	18,097,000	33,589,000
Region XII - SOCCSKSARGEN	8,750,000	15,825,000	24,575,000

Regional Field Unit - XII	8,750,000	15,825,000	24,575,000
Region XIII - CARAGA	12,100,000	5,498,000	17,598,000

Regional Field Unit - XIII	12,100,000	5,498,000	17,598,000
PSS on the National Corn Program	752,507,000	221,297,000	973,804,000

National Capital Region (NCR)	123,719,000	1,798,000	125,517,000

Central Office	86,828,000	940,000	87,768,000
Bureau of Plant Industry	19,309,000	124,000	19,433,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	89
DEPARTMENT OF AGRICULTURE

Bureau of Soils and Water Management	17,582,000	734,000	18,316,000
Region I - Ilocos	27,883,000	6,000,000	33,883,000

Regional Field Unit - I	27,883,000	6,000,000	33,883,000
Cordillera Administrative Region (CAR)	30,028,000	12,234,000	42,262,000

Regional Field Unit - CAR	30,028,000	12,234,000	42,262,000
Region II - Cagayan Valley	91,681,000	34,080,000	125,761,000

Regional Field Unit - II	91,681,000	34,080,000	125,761,000
Region III - Central Luzon	30,240,000	20,000,000	50,240,000

Regional Field Unit - III	30,240,000	20,000,000	50,240,000
Region IVA - CALABARZON	31,321,000	12,000,000	43,321,000

Regional Field Unit - IVA	31,321,000	12,000,000	43,321,000
Region IVB - MIMAROPA	31,372,000	10,421,000	41,793,000

Regional Field Unit - IVB	31,372,000	10,421,000	41,793,000
Region V - Bicol	46,155,000	28,425,000	74,580,000

Regional Field Unit - V	46,155,000	28,425,000	74,580,000
Region VI - Western Visayas	28,916,000	10,000,000	38,916,000

Regional Field Unit - VI	28,916,000	10,000,000	38,916,000
Region VII - Central Visayas	42,908,000	6,000,000	48,908,000

Regional Field Unit - VII	42,908,000	6,000,000	48,908,000
Region VIII - Eastern Visayas	28,430,000	12,000,000	40,430,000

Regional Field Unit - VIII	28,430,000	12,000,000	40,430,000
Region IX - Zamboanga Peninsula	34,194,000	10,000,000	44,194,000

Regional Field Unit - IX	34,194,000	10,000,000	44,194,000
Region X - Northern Mindanao	65,344,000	10,472,000	75,816,000

Regional Field Unit - X	65,344,000	10,472,000	75,816,000
Region XI - Davao	44,495,000	18,493,000	62,988,000

Regional Field Unit - XI	44,495,000	18,493,000	62,988,000
Region XII - SOCCSKSARGEN	59,345,000	19,374,000	78,719,000

Regional Field Unit - XII	59,345,000	19,374,000	78,719,000
Region XIII - CARAGA	36,476,000	10,000,000	46,476,000

Regional Field Unit - XIII	36,476,000	10,000,000	46,476,000

90	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PSS on the National High-Value Crops Program	1,601,825,000	37,255,000	1,639,080,000

National Capital Region (NCR)	345,857,000	3,000,000	348,857,000

Central Office	92,242,000		92,242,000
Bureau of Plant Industry	253,615,000	3,000,000	256,615,000
Region I - Ilocos	68,482,000	50,000	68,532,000

Regional Field Unit - I	68,482,000	50,000	68,532,000
Cordillera Administrative Region (CAR)	60,334,000	10,105,000	70,439,000

Regional Field Unit - CAR	60,334,000	10,105,000	70,439,000
Region II - Cagayan Valley	104,759,000	1,500,000	106,259,000

Regional Field Unit - II	104,759,000	1,500,000	106,259,000
Region III - Central Luzon	115,743,000	2,500,000	118,243,000

Regional Field Unit - III	115,743,000	2,500,000	118,243,000
Region IVA - CALABARZON	97,157,000	1,000,000	98,157,000

Regional Field Unit - IVA	97,157,000	1,000,000	98,157,000
Region IVB - MIMAROPA	112,398,000	2,000,000	114,398,000

Regional Field Unit - IVB	112,398,000	2,000,000	114,398,000
Region V - Bicol	108,897,000	2,000,000	110,897,000

Regional Field Unit - V	108,897,000	2,000,000	110,897,000
Region VI - Western Visayas	63,893,000	1,200,000	65,093,000

Regional Field Unit - VI	63,893,000	1,200,000	65,093,000
Region VII - Central Visayas	51,086,000		51,086,000

Regional Field Unit - VII	51,086,000		51,086,000
Region VIII - Eastern Visayas	58,543,000	3,600,000	62,143,000

Regional Field Unit - VIII	58,543,000	3,600,000	62,143,000
Region IX - Zamboanga Peninsula	69,523,000	3,500,000	73,023,000

Regional Field Unit - IX	69,523,000	3,500,000	73,023,000
Region X - Northern Mindanao	61,064,000	1,800,000	62,864,000

Regional Field Unit - X	61,064,000	1,800,000	62,864,000
Region XI - Davao	123,786,000	500,000	124,286,000

Regional Field Unit - XI	123,786,000	500,000	124,286,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	91
DEPARTMENT OF AGRICULTURE

Region XII - SOCCSKSARGEN	76,108,000	2,500,000	78,608,000

Regional Field Unit - XII	76,108,000	2,500,000	78,608,000
Region XIII - CARAGA	84,195,000	2,000,000	86,195,000

Regional Field Unit - XIII	84,195,000	2,000,000	86,195,000
PSS on the Promotion and Development of Organic Agriculture Program	85,150,000	37,315,000	122,465,000

National Capital Region (NCR)	16,931,000	2,912,000	19,843,000

Central Office	1,254,000		1,254,000
Bureau of Animal Industry		1,000,000	1,000,000
Bureau of Plant Industry	15,677,000	1,912,000	17,589,000
Region I - Ilocos	4,285,000	144,000	4,429,000

Regional Field Unit - I	4,285,000	144,000	4,429,000
Cordillera Administrative Region (CAR)	4,891,000	631,000	5,522,000

Regional Field Unit - CAR	4,891,000	631,000	5,522,000
Region II - Cagayan Valley	12,500,000	17,598,000	30,098,000

Regional Field Unit - II	12,500,000	17,598,000	30,098,000
Region III - Central Luzon	5,240,000	1,200,000	6,440,000

Regional Field Unit - III	5,240,000	1,200,000	6,440,000
Region IVA - CALABARZON	4,293,000	1,500,000	5,793,000

Regional Field Unit - IVA	4,293,000	1,500,000	5,793,000
Region IVB - MIMAROPA	3,288,000	2,830,000	6,118,000

Regional Field Unit - IVB	3,288,000	2,830,000	6,118,000
Region V - Bicol	5,205,000	1,375,000	6,580,000

Regional Field Unit - V	5,205,000	1,375,000	6,580,000
Region VI - Western Visayas	3,072,000	2,435,000	5,507,000

Regional Field Unit - VI	3,072,000	2,435,000	5,507,000
Region VII - Central Visayas	4,505,000	100,000	4,605,000

Regional Field Unit - VII	4,505,000	100,000	4,605,000
Region VIII - Eastern Visayas	2,830,000		2,830,000

Regional Field Unit - VIII	2,830,000		2,830,000

92	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region IX - Zamboanga Peninsula		3,663,000	600,000	4,263,000

Regional Field Unit - IX		3,663,000	600,000	4,263,000
Region X - Northern Mindanao		2,479,000	2,365,000	4,844,000

Regional Field Unit - X		2,479,000	2,365,000	4,844,000
Region XI - Davao		3,552,000	2,270,000	5,822,000

Regional Field Unit - XI		3,552,000	2,270,000	5,822,000
Region XII - SOCCSKSARGEN		3,381,000	1,011,000	4,392,000

Regional Field Unit - XII		3,381,000	1,011,000	4,392,000
Region XIII - CARAGA		5,035,000	344,000	5,379,000

Regional Field Unit - XIII		5,035,000	344,000	5,379,000
Other production support services activities	472,913,000	112,397,000		585,310,000

National Capital Region (NCR)	51,766,000	35,190,000		86,956,000

Bureau of Animal Industry	18,499,000	29,835,000		48,334,000
Bureau of Plant Industry	33,267,000	5,355,000		38,622,000
Region I - Ilocos	30,956,000	7,977,000		38,933,000

Regional Field Unit - I	30,956,000	7,977,000		38,933,000
Cordillera Administrative Region (CAR)	13,410,000	2,448,000		15,858,000

Regional Field Unit - CAR	13,410,000	2,448,000		15,858,000
Region II - Cagayan Valley	29,938,000	2,892,000		32,830,000

Regional Field Unit - II	29,938,000	2,892,000		32,830,000
Region III - Central Luzon	48,444,000	4,425,000		52,869,000

Regional Field Unit - III	48,444,000	4,425,000		52,869,000
Region IVA - CALABARZON	37,361,000	9,553,000		46,914,000

Regional Field Unit - IVA	37,361,000	9,553,000		46,914,000
Region IVB - MIMAROPA	22,510,000	5,527,000		28,037,000

Regional Field Unit - IVB	22,510,000	5,527,000		28,037,000
Region V - Bicol	25,981,000	6,509,000		32,490,000

Regional Field Unit - V	25,981,000	6,509,000		32,490,000
Region VI - Western Visayas	33,850,000	5,233,000		39,083,000

Regional Field Unit - VI	33,850,000	5,233,000		39,083,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	93
DEPARTMENT OF AGRICULTURE

Region VII - Central Visayas	22,239,000	9,471,000		31,710,000

Regional Field Unit - VII	22,239,000	9,471,000		31,710,000
Region VIII - Eastern Visayas	22,293,000	5,255,000		27,548,000

Regional Field Unit - VIII	22,293,000	5,255,000		27,548,000
Region IX - Zamboanga Peninsula	28,150,000	3,600,000		31,750,000

Regional Field Unit - IX	28,150,000	3,600,000		31,750,000
Region X - Northern Mindanao	20,270,000	3,669,000		23,939,000

Regional Field Unit - X	20,270,000	3,669,000		23,939,000
Region XI - Davao	23,907,000	4,284,000		28,191,000

Regional Field Unit - XI	23,907,000	4,284,000		28,191,000
Region XII - SOCCSKSARGEN	34,654,000	3,401,000		38,055,000

Regional Field Unit - XII	34,654,000	3,401,000		38,055,000
Region XIII - CARAGA	27,184,000	2,963,000		30,147,000

Regional Field Unit - XIII	27,184,000	2,963,000		30,147,000
MARKET DEVELOPMENT SERVICES (MDS) SUB-PROGRAM	52,046,000	366,851,000	6,421,000	425,318,000

MDS on the National Rice Program		19,632,000	5,286,000	24,918,000

National Capital Region (NCR)		230,000		230,000

Central Office		230,000		230,000
Region I - Ilocos		660,000		660,000

Regional Field Unit - I		660,000		660,000
Cordillera Administrative Region (CAR)		726,000	5,286,000	6,012,000

Regional Field Unit - CAR		726,000	5,286,000	6,012,000
Region II - Cagayan Valley		990,000		990,000

Regional Field Unit - II		990,000		990,000
Region III - Central Luzon		2,242,000		2,242,000

Regional Field Unit - III		2,242,000		2,242,000
Region IVA - CALABARZON		1,280,000		1,280,000

Regional Field Unit - IVA		1,280,000		1,280,000
Region IVB - MIMAROPA		660,000		660,000

Regional Field Unit - IVB		660,000		660,000

94	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region V - Bicol	1,649,000	1,649,000

Regional Field Unit - V	1,649,000	1,649,000

Region VI - Western Visayas	7,250,000	7,250,000

Regional Field Unit - VI	7,250,000	7,250,000
Region VII - Central Visayas	1,178,000	1,178,000

Regional Field Unit - VII	1,178,000	1,178,000
Region VIII - Eastern Visayas	379,000	379,000

Regional Field Unit - VIII	379,000	379,000
Region IX - Zamboanga Peninsula	198,000	198,000

Regional Field Unit - IX	198,000	198,000
Region X - Northern Mindanao	660,000	660,000

Regional Field Unit - X	660,000	660,000
Region XI - Davao	455,000	455,000

Regional Field Unit - XI	455,000	455,000
Region XII - SOCCSKSARGEN	1,075,000	1,075,000

Regional Field Unit - XII	1,075,000	1,075,000
MDS on the National Livestock Program	9,880,000	9,880,000

National Capital Region (NCR)	211,000	211,000

Central Office	211,000	211,000
Region I - Ilocos	969,000	969,000

Regional Field Unit - I	969,000	969,000
Cordillera Administrative Region (CAR)	725,000	725,000

Regional Field Unit - CAR	725,000	725,000
Region III - Central Luzon	280,000	280,000

Regional Field Unit - III	280,000	280,000
Region IVA - CALABARZON	1,007,000	1,007,000

Regional Field Unit - IVA	1,007,000	1,007,000
Region IVB - MIMAROPA	211,000	211,000

Regional Field Unit - IVB	211,000	211,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	95
DEPARTMENT OF AGRICULTURE

Region VI - Western Visayas	1,073,000		1,073,000

Regional Field Unit - VI	1,073,000		1,073,000
Region VII - Central Visayas	558,000		558,000

Regional Field Unit - VII	558,000		558,000
Region VIII - Eastern Visayas	2,504,000		2,504,000

Regional Field Unit - VIII	2,504,000		2,504,000
Region IX - Zamboanga Peninsula	141,000		141,000

Regional Field Unit - IX	141,000		141,000
Region X - Northern Mindanao	524,000		524,000

Regional Field Unit - X	524,000		524,000
Region XI - Davao	906,000		906,000

Regional Field Unit - XI	906,000		906,000
Region XII - SOCCSKSARGEN	771,000		771,000

Regional Field Unit - XII	771,000		771,000
MDS on the National Corn Program	7,133,000	135,000	7,268,000

National Capital Region (MCR)	175,000		175,000

Central Office	175,000		175,000
Region I - Ilocos	250,000		250,000

Regional Field Unit - I	250,000		250,000
Cordillera Administrative Region (CAR)	1,295,000		1,295,000

Regional Field Unit - CAR	1,295,000		1,295,000
Region II - Cagayan Valley	500,000	135,000	635,000

Regional Field Unit - II	500,000	135,000	635,000
Region III - Central Luzon	143,000		143,000

Regional Field Unit - III	143,000		143,000
Region IVA - CALABARZON	270,000		270,000

Regional Field Unit - IVA	270,000		270,000
Region IVB - MIMAROPA	150,000		150,000

Regional Field Unit - IVB	150,000		150,000

96	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region V - Bicol	290,000	290,000

Regional Field Unit - V	290,000	290,000
Region VI - Western Visayas	815,000	815,000

Regional Field Unit - VI	815,000	815,000
Region VII - Central Visayas	30,000	30,000

Regional Field Unit - VII	30,000	30,000
Region VIII - Eastern Visayas	120,000	120,000

Regional Field Unit - VIII	120,000	120,000
Region IX - Zamboanga Peninsula	150,000	150,000

Regional Field Unit - IX	150,000	150,000
Region X - Northern Mindanao	920,000	920,000

Regional Field Unit - X	920,000	920,000
Region XI - Davao	800,000	800,000

Regional Field Unit - XI	800,000	800,000
Region XII - SOCCSKSARGEN	1,225,000	1,225,000

Regional Field Unit - XII	1,225,000	1,225,000
MDS on the National High-Value Crops Program	73,461,000	73,461,000

National Capital Region (NCR)	42,011,000	42,011,000

Central Office	42,011,000	42,011,000
Region I - Ilocos	2,708,000	2,708,000

Regional Field Unit - I	2,708,000	2,708,000
Cordillera Administrative Region (CAR)	4,048,000	4,048,000

Regional Field Unit - CAR	4,048,000	4,048,000
Region III - Central Luzon	525,000	525,000

Regional Field Unit - III	525,000	525,000
Region IVA - CALABARZON	630,000	630,000

Regional Field Unit - IVA	630,000	630,000
Region IVB - MIMAROPA	2,205,000	2,205,000

Regional Field Unit - IVB	2,205,000	2,205,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	97
DEPARTMENT OF AGRICULTURE

Region V - Bicol	5,880,000		5,880,000

Regional Field Unit - V	5,880,000		5,880,000
Region VI - Western Visayas	1,952,000		1,952,000

Regional Field Unit - VI	1,952,000		1,952,000
Region VII - Central Visayas	2,928,000		2,928,000

Regional Field Unit - VII	2,928,000		2,928,000
Region VIII - Eastern Visayas	1,470,000		1,470,000

Regional Field Unit - VIII	1,470,000		1,470,000
Region IX - Zamboanga Peninsula	3,990,000		3,990,000

Regional Field Unit - IX	3,990,000		3,990,000
Region X - Northern Mindanao	1,365,000		1,365,000

Regional Field Unit - X	1,365,000		1,365,000
Region XI - Davao	525,000		525,000

Regional Field Unit - XI	525,000		525,000
Region XII - SOCCSKSARGEN	3,224,000		3,224,000

Regional Field Unit - XII	3,224,000		3,224,000
MDS on the Promotion and Development of Organic Agriculture	70,212,000	1,00,000	71,212,000

National Capital Region (NCR)	27,986,000		27,986,000

Central Office	27,986,000		27,986,000
Region I - Ilocos	1,300,000		1,300,000

Regional Field Unit - I	1,300,000		1,300,000
Cordillera Administrative Region (CAR)	1,980,000		1,980,000

Regional Field Unit - CAR	1,980,000		1,980,000
Region II - Cagayan Valley	2,600,000		2,600,000

Regional Field Unit - II	2,600,000		2,600,000
Region III - Central Luzon	1,943,000		1,943,000

Regional Field Unit - III	1,943,000		1,943,000
Region IVA - CALABARZON	2,270,000		2,270,000

Regional Field Unit - IVA	2,270,000		2,270,000

98	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region IVB - MIMAROPA		2,670,000		2,670,000

Regional Field Unit - IVB		2,670,000		2,670,000
Region V - Bicol		15,508,000		15,508,000

Regional Field Unit - V		15,508,000		15,508,000
Region VI - Western Visayas		3,006,000		3,006,000

Regional Field Unit - VI		3,006,000		3,006,000
Region VII - Central Visayas		1,106,000		1,106,000

Regional Field Unit - VII		1,106,000		1,106,000
Region VIII - Eastern Visayas		350,000		350,000

Regional Field Unit - VIII		350,000		350,000
Region IX - Zamboanga Peninsula		1,050,000		1,050,000

Regional Field Unit - IX		1,050,000		1,050,000
Region X - Northern Mindanao		2,410,000		2,410,000

Regional Field Unit - X		2,410,000		2,410,000
Region XI - Davao		2,606,000		2,606,000

Regional Field Unit - XI		2,606,000		2,606,000
Region XII - SOCCSKSARGEN		3,427,000	1,000,000	4,427,000

Regional Field Unit - XII		3,427,000	1,000,000	4,427,000
Other market development services activities	52,046,000	186,533,000		238,579,000

National Capital Region (NCR)		43,275,000		43,275,000

Central Office		43,275,000		43,275,000
Region I - Ilocos	1,323,000	8,854,000		10,177,000

Regional Field Unit - I	1,323,000	8,854,000		10,177,000
Cordillera Administrative Region (CAR)	6,257,000	18,231,000		24,488,000

Regional Field Unit - CAR	6,257,000	18,231,000		24,488,000
Region II - Cagayan Valley	3,261,000	14,336,000		17,597,000

Regional Field Unit - II	3,261,000	14,336,000		17,597,000
Region III - Central Luzon	1,194,000	12,908,000		14,102,000

Regional Field Unit - III	1,194,000	12,908,000		14,102,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	99
DEPARTMENT OF AGRICULTURE

Region IVA - CALABARZON	4,748,000	7,381,000		12,129,000

Regional Field Unit - IVA	4,748,000	7,381,000		12,129,000
Region IVB - MIMAROPA	6,146,000	18,142,000		24,288,000

Regional Field Unit - IVB	6,146,000	18,142,000		24,288,000
Region V - Bicol		8,932,000		8,932,000

Regional Field Unit - V		8,932,000		8,932,000
Region VI - Western Visayas		6,588,000		6,588,000

Regional Field Unit - VI		6,588,000		6,588,000
Region VII - Central Visayas	6,320,000	7,229,000		13,549,000

Regional Field Unit - VII	6,320,000	7,229,000		13,549,000
Region VIII - Eastern Visayas	6,871,000	6,283,000		13,154,000

Regional Field Unit - VIII	6,871,000	6,283,000		13,154,000
Region IX - Zamboanga Peninsula	6,336,000	6,935,000		13,271,000

Regional Field Unit - IX	6,336,000	6,935,000		13,271,000
Region X - Northern Mindanao	5,615,000	6,402,000		12,017,000

Regional Field Unit - X	5,615,000	6,402,000		12,017,000
Region XI - Davao	3,503,000	7,757,000		11,260,000

Regional Field Unit - XI	3,503,000	7,757,000		11,260,000
Region XII - SOCCSKSARGEN		6,985,000		6,985,000

Regional Field Unit - XII		6,985,000		6,985,000
Region XIII - CARAGA	472,000	6,295,000		6,767,000

Regional Field Unit - XIII	472,000	6,295,000		6,767,000
EXTENSION SUPPORT, EDUCATION AND TRAINING SERVICES (ESETS) SUB-PROGRAM	231,637,000	3,696,780,000	410,667,000	4,339,084,000

ESETS on the National Rice Program		1,767,513,000	52,207,000	1,819,720,000

National Capital Region (NCR)		336,887,000	3,631,000	340,518,000

Central Office		39,260,000	3,631,000	42,891,000
Agricultural Training Institute		268,866,000		268,866,000
Bureau of Plant Industry		9,131,000		9,131,000
Bureau of Soils and Water Management		19,630,000		19,630,000

100	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region I - Ilocos	53,284,000		53,284,000

Regional field Unit - I	53,284,000		53,284,000
Cordillera Administrative Region (CAR)	62,055,000	2,926,000	64,981,000

Regional Field Unit - CAR	62,055,000	2,926,000	64,981,000
Region II - Cagayan Valley	347,114,000	640,000	347,754,000

Regional Field Unit - II	347,114,000	640,000	347,754,000
Region III - Central Luzon	182,416,000	1,780,000	184,196,000

Regional Field Unit - III	182,416,000	1,780,000	184,196,000
Region IVA - CALABARZON	42,927,000	1,025,000	43,952,000

Regional Field Unit - IVA	42,927,000	1,025,000	43,952,000
Region IVB - MIMAROPA	111,510,000	2,648,000	114,158,000

Regional Field Unit - IVB	111,510,000	2,648,000	114,158,000
Region V - Bicol	141,299,000	41,000	141,340,000

Regional Field Unit - V	141,299,000	41,000	141,340,000
Region VI - Western Visayas	102,954,000	34,918,000	137,872,000

Regional Field Unit - VI	102,954,000	34,918,000	137,872,000
Region VII - Central Visayas	38,475,000	80,000	38,555,000

Regional Field Unit - VII	38,475,000	80,000	38,555,000
Region VIII - Eastern Visayas	79,072,000	914,000	79,986,000

Regional Field Unit - VIII	79,072,000	914,000	79,986,000
Region IX - Zamboanga Peninsula	56,496,000	20,000	56,516,000

Regional Field Unit - IX	56,496,000	20,000	56,516,000
Region X - Northern Mindanao	47,866,000	654,000	48,520,000

Regional Field Unit - X	47,866,000	654,000	48,520,000
Region XI - Davao	30,019,000		30,019,000

Regional Field Unit - XI	30,019,000		30,019,000
Region XII - SOCCSKSARGEN	102,001,000	471,000	102,472,000

Regional Field Unit - XII	102,001,000	471,000	102,472,000
Region XIII - CARAGA	33,138,000	2,459,000	35,597,000

Regional Field Unit - XIII	33,138,000	2,459,000	35,597,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	101
DEPARTMENT OF AGRICULTURE

ESETS on the National Livestock Program	279,390,000	117,385,000	396,775,000

National Capital Region (NCR)	135,138,000	109,462,000	244,600,000

Central Office	16,629,000		16,629,000
Agricultural Training Institute	97,556,000	109,462,000	207,018,000
Bureau of Animal Industry	20,953,000		20,953,000
Region I - Ilocos	7,963,000	5,536,000	13,499,000

Regional Field Unit - I	7,963,000	5,536,000	13,499,000
Cordillera Administrative Region (CAR)	7,432,000	842,000	8,274,000

Regional Field Unit - CAR	7,432,000	842,000	8,274,000
Region II - Cagayan Valley	6,117,000		6,117,000

Regional Field Unit - II	6,117,000		6,117,000
Region III - Central Luzon	12,489,000	111,000	12,600,000

Regional Field Unit - III	12,489,000	111,000	12,600,000
Region IVA - CALABARZON	17,626,000		17,626,000

Regional Field Unit - IVA	17,626,000		17,626,000
Region IVB - MIMAROPA	4,288,000	170,000	4,458,000

Regional Field Unit - IVB	4,288,000	170,000	4,458,000
Region V - Bicol	9,366,000		9,366,000

Regional Field Unit - V	9,366,000		9,366,000
Region VI - Western Visayas	11,768,000		11,768,000

Regional Field Unit - VI	11,768,000		11,768,000
Region VII - Central Visayas	13,430,000		13,430,000

Regional Field Unit - VII	13,430,000		13,430,000
Region VIII - Eastern Visayas	14,654,000		14,654,000

Regional Field Unit - VIII	14,654,000		14,654,000
Region IX - Zamboanga Peninsula	9,432,000		9,432,000

Regional Field Unit - IX	9,432,000		9,432,000
Region X - Northern Mindanao	10,454,000	170,000	10,624,000

Regional Field Unit - X	10,454,000	170,000	10,624,000

102	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region XI - Davao	8,662,000		8,662,000

Regional Field Unit - XI	8,662,000		8,662,000
Region XII - SOCCSKSARGEN	4,787,000	1,094,000	5,881,000

Regional Field Unit - XII	4,787,000	1,094,000	5,881,000
Region XIII - CARAGA	5,784,000		5,784,000

Regional Field Unit - XIII	5,784,000		5,784,000
ESETS on the National Corn Program	391,385,000	3,725,000	395,110,000

National Capital Region (NCR)	186,917,000	1,683,000	188,600,000

Central Office	16,852,000		16,852,000
Agricultural Training Institute	150,000,000		150,000,000
Bureau of Soils and Water Management	20,065,000	1,683,000	21,748,000
Region I - Ilocos	10,160,000		10,160,000

Regional Field Unit - I	10,160,000		10,160,000
Cordillera Administrative Region (CAR)	19,080,000	1,346,000	20,426,000

Regional Field Unit - CAR	19,080,000	1,346,000	20,426,000
Region II - Cagayan Valley	14,501,000		14,501,000

Regional Field Unit - II	14,501,000		14,501,000
Region III - Central Luzon	14,129,000		14,129,000

Regional Field Unit - III	14,129,000		14,129,000
Region IVA - CALABARZON	11,059,000		11,059,000

Regional Field Unit - IVA	11,059,000		11,059,000
Region IVB - MIMAROPA	13,099,000		13,099,000

Regional Field Unit - IVB	13,099,000		13,099,000
Region V - Bicol	8,480,000		8,480,000

Regional Field Unit - V	8,480,000		8,480,000
Region VI - Western Visayas	17,271,000		17,271,000

Regional Field Unit - VI	17,271,000		17,271,000
Region VII - Central Visayas	19,069,000		19,069,000

Regional Field Unit - VII	19,069,000		19,069,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	103
DEPARTMENT OF AGRICULTURE

Region VIII - Eastern Visayas	11,587,000		11,587,000

Regional Field Unit - VIII	11,587,000		11,587,000
Region IX - Zamboanga Peninsula	11,885,000		11,885,000

Regional Field Unit - IX	11,885,000		11,885,000
Region X - Northern Mindanao	14,782,000		14,782,000

Regional Field Unit - X	14,782,000		14,782,000
Region XI - Davao	14,601,000		14,601,000

Regional Field Unit - XI	14,601,000		14,601,000
Region XII - SOCCSKSARGEN	15,695,000	472,000	16,167,000

Regional Field Unit - XII	15,695,000	472,000	16,167,000
Region XIII - CARAGA	9,070,000	224,000	9,294,000

Regional Field Unit - XIII	9,070,000	224,000	9,294,000
ESETS on the National High-Value Crops Program	429,737,000	6,300,000	436,037,000

National Capital Region (NCR)	92,071,000	6,300,000	98,371,000

Central Office	14,603,000		14,603,000
Agricultural Training Institute	63,818,000	6,300,000	70,118,000
Bureau of Plant Industry	13,650,000		13,650,000
Region I - Ilocos	12,774,000		12,774,000

Regional Field Unit - I	12,774,000		12,774,000
Cordillera Administrative Region (CAR)	14,731,000		14,731,000

Regional Field Unit - CAR	14,731,000		14,731,000
Region II - Cagayan Valley	38,972,000		38,972,000

Regional Field Unit - II	38,972,000		38,972,000
Region III - Central Luzon	29,223,000		29,223,000

Regional Field Unit - III	29,223,000		29,223,000
Region IVA - CALABARZON	50,931,000		50,931,000

Regional Field Unit - IVA	50,931,000		50,931,000
Region IVB - MIMAROPA	16,659,000		16,659,000

Regional Field Unit - IVB	16,659,000		16,659,000

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GENERAL APPROPRIATIONS ACT, FY 2018

Region V - Bicol	17,912,000		17,912,000

Regional Field Unit - V	17,912,000		17,912,000
Region VI - Western Visayas	12,674,000		12,674,000

Regional Field Unit - VI	12,674,000		12,674,000
Region VII - Central Visayas	15,041,000		15,041,000

Regional Field Unit - VII	15,041,000		15,041,000
Region VIII - Eastern Visayas	12,798,000		12,798,000

Regional Field Unit - VIII	12,798,000		12,798,000
Region IX - Zamboanga Peninsula	18,391,000		18,391,000

Regional Field Unit - IX	18,391,000		18,391,000
Region X - Northern Mindanao	13,544,000		13,544,000

Regional Field Unit - X	13,544,000		13,544,000
Region XI - Davao	27,366,000		27,366,000

Regional Field Unit - XI	27,366,000		27,366,000
Region XII - SOCCSKSARGEN	44,420,000		44,420,000

Regional Field Unit - XII	44,420,000		44,420,000
Region XIII - CARAGA	12,230,000		12,230,000

Regional Field Unit - XIII	12,230,000		12,230,000
ESETS on the Promotion and Development of Organic Agriculture Program	196,408,000	2,050,000	198,458,000

National Capital Region (NCR)	70,661,000		70,661,000

Central Office	17,546,000		17,546,000
Agricultural Training Institute	49,275,000		49,275,000
Bureau of Animal Industry	2,760,000		2,760,000
Bureau of Plant Industry	1,080,000		1,080,000
Region I - Ilocos	1,702,000		1,702,000

Regional Field Unit - I	1,702,000		1,702,000
Cordillera Administrative Region (CAR)	8,775,000		8,775,000

Regional Field Unit - CAR	8,775,000		8,775,000
Region II - Cagayan Valley	8,000,000		8,000,000

Regional Field Unit - II	8,000,000		8,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	105
DEPARTMENT OF AGRICULTURE

Region III - Central Luzon		14,930,000		14,930,000

Regional Field Unit - III		14,930,000		14,930,000
Region IVA - CALABARZON		12,991,000	1,250,000	14,241,000

Regional Field Unit - IVA		12,991,000	1,250,000	14,241,000
Region IVB - MIMAROPA		5,589,000		5,589,000

Regional Field Unit - IVB		5,589,000		5,589,000
Region V - Bicol		11,438,000		11,438,000

Regional Field Unit - V		11,438,000		11,438,000
Region VI - Western Visayas		7,774,000	600,000	8,374,000

Regional Field Unit - VI		7,774,000	600,000	8,374,000
Region VII - Central Visayas		21,822,000		21,822,000

Regional Field Unit - VII		21,822,000		21,822,000
Region VIII - Eastern Visayas		6,490,000		6,490,000

Regional Field Unit - VIII		6,490,000		6,490,000
Region IX - Zamboanga Peninsula		4,625,000		4,625,000

Regional Field Unit - IX		4,625,000		4,625,000
Region X - Northern Mindanao		6,016,000		6,016,000

Regional Field Unit - X		6,016,000		6,016,000
Region XI - Davao		4,426,000		4,426,000

Regional Field Unit - XI		4,426,000		4,426,000
Region XII - SOCCSKSARGEN		5,088,000	200,000	5,288,000

Regional Field Unit - XII		5,088,000	200,000	5,288,000
Region XIII - CARAGA		6,081,000		6,081,000

Regional Field Unit - XIII		6,081,000		6,081,000
Other extension support, education and training services activities	231,637,000	556,917,000	229,000,000	1,017,554,000

National Capital Region (NCR)	231,637,000	529,456,000	229,000,000	990,093,000

Agricultural Training Institute	231,637,000	529,456,000	229,000,000	990,093,000
Region I - Ilocos		4,132,000		4,132,000

Regional Field Unit - I		4,132,000		4,132,000

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Cordillera Administrative Region (CAR)	1,650,000	1,650,000

Regional Field Unit - CAR	1,650,000	1,650,000
Region III - Central Luzon	1,930,000	1,930,000

Regional Field Unit - III	1,930,000	1,930,000
Region IVA - CALABARZON	2,763,000	2,763,000

Regional Field Unit - IVA	2,763,000	2,763,000
Region IVB - MIMAROPA	1,772,000	1,772,000

Regional Field Unit - IVB	1,772,000	1,772,000
Region V - Bicol	1,401,000	1,401,000

Regional Field Unit - V	1,401,000	1,401,000
Region VI - Western Visayas	1,320,000	1,320,000

Regional Field Unit - VI	1,320,000	1,320,000
Region VII - Central Visayas	4,239,000	4,239,000

Regional Field Unit - VII	4,239,000	4,239,000
Region IX - Zamboanga Peninsula	1,964,000	1,964,000

Regional Field Unit - IX	1,964,000	1,964,000
Region X - Northern Mindanao	903,000	903,000

Regional Field Unit - X	903,000	903,000
Region XI - Davao	1,387,000	1,387,000

Regional Field Unit - XI	1,387,000	1,387,000
Region XII - SOCCSKSARGEN	4,000,000	4,000,000

Regional Field Unit - XII	4,000,000	4,000,000
ESSETS on the Halal Food Industry Development Program	44,630,000	44,630,000

National Capital Region (NCR)	31,130,000	31,130,000

Central Office	26,805,000	26,805,000
Agricultural Training Institute	4,325,000	4,325,000
Cordillera Administrative Region (CAR)	2,575,000	2,575,000

Regional Field Unit - CAR	2,575,000	2,575,000
Region IVA - CALABARZON	4,225,000	4,225,000

Regional Field Unit - IVA	4,225,000	4,225,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	107
DEPARTMENT OF AGRICULTURE

Region VII - Central Visayas		2,725,000		2,725,000

Regional Field Unit - VII		2,725,000		2,725,000
Region XII - SOCCSKSARGEN		3,975,000		3,975,000

Regional Field Unit - XII		3,975,000		3,975,000

Project(s)
Locally -Funded Project(s)
Malitubog-Maridagao Irrigation Project Phase II (Agriculture Component)		30,800,000		30,800,000

National Capital Region (NCR)		30,800,000		30,800,000

Agricultural Training Institute		30,800,000		30,800,000

RESEARCH AND DEVELOPMENT (R&D) SUB-PROGRAM	778,953,000	1,820,470,000	168,228,000	2,767,651,000

R&D on the National Rice Program		836,670,000	61,242,000	897,912,000

National Capital Region (NCR)		456,943,000	75,000	457,018,000

Central Office		19,233,000	75,000	19,308,000
Bureau of Agricultural Research		417,500,000		417,500,000
Bureau of Plant Industry		15,210,000		15,210,000
Bureau of Soils and Water Management		5,000,000		5,000,000
Region I - Ilocos		19,298,000	250,000	19,548,000

Regional Field Unit - I		19,298,000	250,000	19,548,000
Cordillera Adminstrative Region (CAR)		26,333,000	7,486,000	33,819,000

Regional Field Unit - CAR		26,333,000	7,486,000	33,819,000
Region II - Cagayan Valley		68,300,000	42,722,000	111,022,000

Regional Field Unit - II		68,300,000	42,722,000	111,022,000
Region III - Central Luzon		79,599,000	3,573,000	83,172,000

Regional Field Unit - III		79,599,000	3,573,000	83,172,000
Region IVA - CALABARZON		28,894,000		28,894,000

Regional Field Unit - IVA		28,894,000		28,894,000
Region IVB - MIMAROPA		11,860,000		11,860,000

Regional Field Unit - IVB		11,860,000		11,860,000

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Region V - Bicol	25,889,000	2,076,000	27,965,000

Regional Field Unit - V	25,889,000	2,076,000	27,965,000
Region VI - Western Visayas	25,621,000	399,000	26,020,000

Regional Field Unit - VI	25,621,000	399,000	26,020,000
Region VII - Central Visayas	16,764,000	784,000	17,548,000

Regional Field Unit - VII	16,764,000	784,000	17,548,000
Region VIII - Eastern Visayas	7,265,000	52,000	7,317,000

Regional Field Unit - VIII	7,265,000	52,000	7,317,000
Region IX - Zamboanga Peninsula	16,104,000	1,048,000	17,152,000

Regional Field Unit - IX	16,104,000	1,048,000	17,152,000
Region X - Northern Mindanao	17,953,000	1,607,000	19,560,000

Regional Field Unit - X	17,953,000	1,607,000	19,560,000
Region XI - Davao	11,624,000	100,000	11,724,000

Regional Field Unit - XI	11,624,000	100,000	11,724,000
Region XII - SOCCSKSARGEN	16,801,000	850,000	17,651,000

Regional Field Unit - XII	16,801,000	850,000	17,651,000
Region XIII - CARAGA	7,422,000	220,000	7,642,000

Regional Field Unit - XIII	7,422,000	220,000	7,642,000
R&D on the National Livestock Program	43,282,000	86,070,000	129,352,000

National Capital Region (NCR)	3,863,000		3,863,000

Central Office	137,000		137,000
Bureau of Animal Industry	3,726,000		3,726,000
Cordillera Administrative Region (CAR)	745,000		745,000

Regional Field Unit - CAR	745,000		745,000
Region II - Cagayan Valley	1,480,000		1,480,000

Regional Field Unit - II	1,480,000		1,480,000
Region III - Central Luzon	1,144,000		1,144,000

Regional Field Unit - III	1,144,000		1,144,000
Region IVA - CALABARZON	1,611,000	1,166,000	2,777,000

Regional Field Unit - IVA	1,611,000	1,166,000	2,777,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	109
DEPARTMENT OF AGRICULTURE

Region IVB - MIMAROPA	377,000	240,000	617,000

Regional Field Unit - IVB	377,000	240,000	617,000
Region V - Bicol	20,655,000	82,000,000	102,655,000

Regional Field Unit - V	20,655,000	82,000,000	102,655,000
Region VI - Western Visayas	616,000	262,000	878,000

Regional Field Unit - VI	616,000	262,000	878,000
Region VII - Central Visayas	425,000		425,000

Regional Field Unit - VII	425,000		425,000
Region VIII - Eastern Visayas	2,909,000		2,909,000

Regional Field Unit - VIII	2,909,000		2,909,000
Region IX - Zamboanga Peninsula	4,024,000		4,024,000

Regional Field Unit - IX	4,024,000		4,024,000
Region X - Northern Mindanao	1,371,000		1,371,000

Regional Field Unit - X	1,371,000		1,371,000
Region XI - Davao	2,582,000	2,402,000	4,984,000

Regional Field Unit - XI	2,582,000	2,402,000	4,984,000
Region XII - SOCCSKSARGEN	1,480,000		1,480,000

Regional Field Unit - XII	1,480,000		1,480,000

R&D on the Rational Corn Program	140,750,000		140,750,000

National Capital Region (NCR)	115,775,000		115,775,000

Central Office	2,064,000		2,064,000
Bureau of Agriculture Research	112,335,000		112,335,000
Bureau of Plant Industry	1,376,000		1,376,000
Region I - Ilocos	1,626,000		1,626,000

Regional Field Unit - I	1,626,000		1,626,000
Cordillera Administrative Region (CAR)	1,892,000		1,892,000

Regional Field Unit - CAR	1,892,000		1,892,000
Region II - Cagayan Valley	3,785,000		3,785,000

Regional Field Unit - CAR	3,785,000		3,785,000

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Region III - Central Luzon	1,806,000		1,806,000

Regional Field Unit - III	1,806,000		1,806,000
Region IVA - CALABARZON	3,528,000		3,528,000

Regional Field Unit - IVA	3,528,000		3,528,000
Region IVB - MIMAROPA	602,000		602,000

Regional Field Unit - IVB	602,000		602,000
Region V - Bicol	688,000		688,000

Regional Field Unit - V	688,000		688,000
Region VI - Western Visayas	757,000		757,000

Regional Field Unit - VI	757,000		757,000
Region VII - Central Visayas	637,000		637,000

Regional Field Unit - VII	637,000		637,000
Region VIII - Eastern Visayas	1,290,000		1,290,000

Regional Field Unit - VIII	1,290,000		1,290,000
Region IX - Zamboanga Peninsula	775,000		775,000

Regional Field Unit - IX	775,000		775,000
Region X - Northern Mindanao	1,727,000		1,727,000

Regional Field Unit - X	1,727,000		1,727,000
Region XI - Davao	1,204,000		1,204,000

Regional Field Unit - XI	1,204,000		1,204,000
Region XII - SOCCSKSARGEN	4,270,000		4,270,000

Regional Field Unit - XII	4,270,000		4,270,000
Region XIII - CARAGA	388,000		388,000

Regional Field Unit - XIII	388,000		388,000
R&D on the National High-Value Crops Program	130,124,000		130,124,000

National Capital Region (NCR)	130,124,000		130,124,000

Bureau of Agricultural Research	126,624,000		126,624,000
Bureau of Plant Industry	3,500,000		3,500,000
R&D on the Promotion and Development of Organic Agriculture	64,337,000	1,302,000	65,639,000

National Capital Region (NCR)	64,337,000	1,302,000	65,639,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	111
DEPARTMENT OF AGRICULTURE

Bureau of Agricultural Research		50,000,000		50,000,000
Bureau of Animal Industry		7,140,000		7,140,000
Bureau of Soils and Water Management		7,197,000	1,302,000	8,499,000

Other research and development activities	778,953,000	605,307,000	19,614,000	1,403,874,000

National Capital Region (NCR)	163,898,000	516,216,000	19,614,000	699,728,000

Bureau of Agricultural Research		417,833,000		417,833,000
Bureau of Animal Industry	92,680,000	5,698,000		98,378,000
Bureau of Plant Industry	71,218,000	22,294,000		93,512,000
Bureau of Soils and Water Management		70,391,000	19,614,000	90,005,000
Region I - Ilocos	41,634,000	6,136,000		47,770,000

Regional Field Unit - I	41,634,000	6,136,000		47,770,000
Cordillera Administrative Region (CAR)	17,272,000	6,233,000		23,505,000

Regional Field Unit - CAR	17,272,000	6,233,000		23,505,000
Region II - Cagayan Valley	57,566,000	2,733,000		60,299,000

Regional Field Unit - II	57,566,000	2,733,000		60,299,000
Region III - Central Luzon	24,967,000	6,889,000		31,856,000

Regional Field Unit - III	24,967,000	6,889,000		31,856,000
Region IVA - CALABARZON	47,068,000	7,717,000		54,785,000

Regional Field Unit - IVA	47,068,000	7,717,000		54,785,000
Region IVB - MIMAROPA	35,862,000	10,025,000		45,887,000

Regional Field Unit - IVB	35,862,000	10,025,000		45,887,000
Region V - Bicol	42,449,000	6,819,000		49,268,000

Regional Field Unit - V	42,449,000	6,819,000		49,268,000
Region VI - Western Visayas	53,110,000	2,300,000		55,410,000

Regional Field Unit - VI	53,110,000	2,300,000		55,410,000
Region VII - Central Visayas	61,167,000	3,293,000		64,460,000

Regional Field Unit - VII	61,167,000	3,293,000		64,460,000
Region VIII - Eastern Visayas	48,055,000	3,465,000		51,520,000

Regional Field Unit - VIII	48,055,000	3,465,000		51,520,000

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Region IX - Zamboanga Peninsula	46,751,000	14,862,000		61,613,000

Philppine Rubber Research Institute		12,000,000		12,000,000
Regional Field Unit - IX	46,751,000	2,862,000		49,613,000
Region X - Northern Mindanao	34,023,000	3,918,000		37,941,000

Regional Field Unit - X	34,023,000	3,918,000		37,941,000
Region XI - Davao	40,866,000	5,546,000		46,412,000

Regional Field Unit - XI	40,866,000	5,546,000		46,412,000
Region XII - SOCCSKSARGEN	35,533,000	5,990,000		41,523,000

Regional Field Unit - XII	35,533,000	5,990,000		41,523,000
Region XIII - CARAGA	28,732,000	3,165,000		31,897,000

Regional Field Unit - XIII	28,732,000	3,165,000		31,897,000

AGRICULTURAL MACHINERY, EQUIPMENT, FACILITIES AND INFRASTRUCTURES PROGRAM	16,367,000	892,544,000	16,076,349,000	16,985,260,000

AGRICULTURAL MACHINERY, EQUIPMENT, SUPPORT SERVICES SUB-PROGRAM		742,819,000	3,538,479,000	4,281,298,000

PAEF for the National Rice Program		342,360,000	1,579,383,000	1,921,743,000

National Capital Region (NCR)			57,037,000	57,037,000

Central Office			57,037,000	57,037,000
Region I - Ilocos		443,000	317,017,000	317,460,000

Regional Field Unit - I		443,000	317,017,000	317,460,000
Cordillera Administrative Region (CAR)		91,900,000	7,872,000	99,772,000

Regional Field Unit - CAR		91,900,000	7,872,000	99,772,000
Region II - Cagayan Valley		234,012,000		234,012,000

Regional Field Unit - II		234,012,000		234,012,000
Region III - Central Luzon		12,395,000	549,559,000	561,954,000

Regional Field Unit - III		12,395,000	549,559,000	561,954,000
Region IVA - CALABARZON			29,845,000	29,845,000

Regional Field Unit - IVA			29,845,000	29,845,000
Region IVB - MIMAROPA		1,000,000	77,330,000	78,330,000

Regional Field Unit - IVB		1,000,000	77,330,000	78,330,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	113
DEPARTMENT OF AGRICULTURE

Region V - Bicol		68,157,000	68,157,000

Regional Field Unit - V		68,157,000	68,157,000
Region VI - Western Visayas		73,266,000	73,266,000

Regional Field Unit - VI		73,266,000	73,266,000
Region VII - Central Visayas	67,000	22,600,000	22,667,000

Regional Field Unit - VII	67,000	22,600,000	22,667,000
Region VIII - Eastern Visayas	1,215,000	13,368,000	14,583,000

Regional Field Unit - VIII	1,215,000	13,368,000	14,583,000
Region IX - Zamboanga Peninsula		58,434,000	58,434,000

Regional Field Unit - IX		58,434,000	58,434,000
Region X - Northern Mindanao		36,342,000	36,342,000

Regional Field Unit - X		36,342,000	36,342,000
Region XI - Davao		63,872,000	63,872,000

Regional Field Unit - XI		63,872,000	63,872,000
Region XII - SOCCSKSARGEN		159,910,000	159,910,000

Regional Field Unit - XII		159,910,000	159,910,000
Region XIII - CARAGA	1,328,000	44,774,000	46,102,000

Regional Field Unit - XIII	1,328,000	44,774,000	46,102,000
PAEF for the National Livestock Program	193,494,000	192,447,000	385,941,000

National Capital Region (NCR)	51,568,000	2,130,000	53,698,000

Central Office	1,568,000	2,130,000	3,698,000
Bureau of Animal Industry	50,000,000		50,000,000
Region I - Ilocos	2,184,000	14,034,000	16,218,000

Regional Field Unit - I	2,184,000	14,034,000	16,218,000
Cordillera Administrative Region (CAR)	46,540,000		46,540,000

Regional Field Unit - CAR	46,540,000		46,540,000
Region II - Cagayan Valley		16,575,000	16,575,000

Regional Field Unit - II		16,575,000	16,575,000
Region III - Central Luzon	6,566,000	5,474,000	12,040,000

Regional Field Unit - III	6,566,000	5,474,000	12,040,000

114	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Region IVA - CALABARZON	4,730,000	5,595,000	10,325,000

Regional Field Unit - IVA	4,730,000	5,595,000	10,325,000
Region IVB - MIMAROPA	10,937,000	5,495,000	16,432,000

Regional Field Unit - IVB	10,937,000	5,495,000	16,432,000
Region V - Bicol	5,891,000	33,503,000	39,394,000

Regional Field Unit - V	5,891,000	33,503,000	39,394,000
Region VI - Western Visayas	9,757,000		9,757,000

Regional Field Unit - VI	9,757,000		9,757,000
Region VII - Central Visayas	2,470,000	21,798,000	24,268,000

Regional Field Unit - VII	2,470,000	21,798,000	24,268,000
Region VIII - Eastern Visayas	416,000	6,461,000	6,877,000

Regional Field Unit - VIII	416,000	6,461,000	6,877,000
Region IX - Zamboanga Peninsula		13,689,000	13,689,000

Regional Field Unit - IX		13,689,000	13,689,000
Region X - Northern Mindanao	6,595,000	9,549,000	16,144,000

Regional Field Unit - X	6,595,000	9,549,000	16,144,000
Region XI - Davao	27,170,000	10,224,000	37,394,000

Regional Field Unit - XI	27,170,000	10,224,000	37,394,000
Region XII - SOCCSKARGEN	15,812,000	23,133,000	38,945,000

Regional Field Unit - XII	15,812,000	23,133,000	38,945,000
Region XIII - CARAGA	2,858,000	24,787,000	27,645,000

Regional Field Unit - XIII	2,858,000	24,787,000	27,645,000
PAEF for the National Corn Program	11,553,000	1,092,438,000	1,103,991,000

National Capital Region (NCR)	53,000	18,249,000	18,302,000

Central Office	53,000	18,249,000	18,302,000
Region I - Ilocos		77,296,000	77,296,000

Regional Field Unit - I		77,296,000	77,296,000
Cordillera Administrative Region (CAR)		80,500,000	80,500,000

Regional Field Unit - CAR		80,500,000	80,500,000
Region II - Cagayan Valley	8,000,000	128,437,000	136,437,000

Regional Field Unit - II	8,000,000	128,437,000	136,437,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	115
DEPARTMENT OF AGRICULTURE

Region III - Central Luzon		114,300,000	114,300,000

Regional Field Unit - III		114,300,000	114,300,000
Region IVA - CALABARZON		74,870,000	74,870,000

Regional Field Unit - IVA		74,870,000	74,870,000
Region IVB - MIMAROPA		77,087,000	77,087,000

Regional Field Unit - IVB		77,087,000	77,087,000
Region V - Bicol		90,250,000	90,250,000

Regional Field Unit - V		90,250,000	90,250,000
Region VI - Western Visayas		27,000,000	27,000,000

Regional Field Unit - VI		27,000,000	27,000,000
Region VII - Central Visayas		32,908,000	32,908,000

Regional Field Unit - VII		32,908,000	32,908,000
Region VIII - Eastern Visayas		36,666,000	36,666,000

Regional Field Unit - VIII		36,666,000	36,666,000
Region IX - Zamboanga Peninsula		35,500,000	35,500,000

Regional Field Unit - IX		35,500,000	35,500,000
Region X - Northern Mindanao	3,500,000	81,143,000	84,643,000

Regional Field Unit - X	3,500,000	81,143,000	84,643,000
Region XI - Davao		40,573,000	40,573,000

Regional Field Unit - XI		40,573,000	40,573,000
Region XII - SOCCSKARGEN		111,545,000	111,545,000

Regional Field Unit - XII		111,545,000	111,545,000
Region XIII - CARAGA		66,114,000	66,114,000

Regional Field Unit - XIII		66,114,000	66,114,000
PAEF for the National High-Value Crops Development Program	186,284,000	433,710,000	619,994,000

National Capital Region (NCR)	12,929,000	50,607,000	63,536,000

Central Office	6,809,000	2,727,000	9,536,000
Bureau of Soils and Water Management	6,120,000	47,880,000	54,000,000

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GENERAL APPROPRIATIONS ACT, FY 2018

Region I - Ilocos	11,600,000	26,050,000	37,650,000

Regional Field Unit - I	11,600,000	26,050,000	37,650,000
Cordillera Administrative Region (CAR)	25,054,000	29,874,000	54,928,000

Regional Field Unit - CAR	25,054,000	29,874,000	54,928,000
Region II - Cagayan Valley	6,500,000	17,878,000	24,378,000

Regional Field Unit - II	6,500,000	17,878,000	24,378,000
Region III - Central Luzon	7,000,000	65,086,000	72,086,400

Regional Field Unit - III	7,000,000	65,086,000	72,086,000
Region IVA - CALABARZON	18,438,000	18,232,000	36,670,000

Regional Field Unit - IVA	18,438,000	18,232,000	36,670,000
Region IVB - MIMAROPA	9,660,000	28,792,000	38,452,000

Regional Field Unit - IVB	9,660,000	28,792,000	38,452,000
Region V - Bicol	8,200,000	27,352,000	35,552,000

Regional Field Unit - V	8,200,000	27,352,000	35,552,000
Region VI - Western Visayas	3,280,000	7,462,000	10,742,000

Regional Field Unit - VI	3,280,000	7,462,000	10,742,000
Region VII - Central Visayas	2,861,000	5,973,000	8,834,000

Regional Field Unit - VII	2,861,000	5,973,000	8,834,000
Region VIII - Eastern Visayas	4,765,000	21,553,000	26,318,000

Regional Field Unit - VIII	4,765,000	21,553,000	26,318,000
Region IX - Zamboanga Peninsula	24,718,000	7,746,000	32,464,000

Regional Field Unit - IX	24,718,000	7,746,000	32,464,000
Region X - Northern Mindanao	5,450,000	6,234,000	11,684,000

Regional Field Unit - X	5,450,000	6,234,000	11,684,000
Region XI - Davao	10,747,000	53,583,000	64,330,000

Regional Field Unit - XI	10,747,000	53,583,000	64,330,000
Region XII - SOCCSKARGEN	22,597,000	43,055,000	65,652,000

Regional Field Unit - XII	22,597,000	43,055,000	65,652,000
Region XIII - CARAGA	12,485,000	24,233,000	36,718,000

Regional Field Unit - XIII	12,485,000	24,233,000	36,718,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	117
DEPARTMENT OF AGRICULTURE

PAEF for the Promotion and Development of Organic Agriculture Program	9,128,000	240,501,000	249,629,000

National Capital Region (NCR)	7,698,000	150,118,000	157,816,000

Bureau of Soils and Water Management	7,698,000	150,118,000	157,816,000
Region I - Ilocos		6,585,000	6,585,000

Regional Field Unit - I		6,585,000	6,585,000
Cordillera Administrative Region (CAR)		5,140,000	5,140,000

Regional Field Unit - CAR		5,140,000	5,140,000
Region II - Cagayan Valley		5,600,000	5,600,000

Regional Field Unit - II		5,600,000	5,600,000
Region III - Central Luzon		8,050,000	8,050,000

Regional Field Unit - III		8,050,000	8,050,000
Region IVA - CALABARZON		7,670,000	7,670,000

Regional Field Unit - IVA		7,670,000	7,670,000
Region IVB - MIMAROPA		9,050,000	9,050,000

Regional Field Unit - IVB		9,050,000	9,050,000
Region V - Bicol	1,430,000	12,940,000	14,370,000

Regional Field Unit - V	1,430,000	12,940,000	14,370,000
Region VI - Western Visayas		6,005,000	6,005,000

Regional Field Unit - VI		6,005,000	6,005,000
Region VII - Central Visayas		525,000	525,000

Regional Field Unit - VII		525,000	525,000
Region VIII - Eastern Visayas		7,440,000	7,440,000

Regional Field Unit - VIII		7,440,000	7,440,000
Region IX - Zamboanga Peninsula		3,075,000	3,075,000

Regional Field Unit - IX		3,075,000	3,075,000
Region X - Northern Mindanao		4,100,000	4,100,000

Regional Field Unit - X		4,100,000	4,100,000
Region XI - Davao		4,500,000	4,500,000

Regional Field Unit - XI		4,500,000	4,500,000

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GENERAL APPROPRIATIONS ACT, FY 2018

Region XII - SOCCSKSARGEN			5,523,000	5,523,000

Regional Field Unit - XII			5,523,000	5,523,000
Region XIII - CARAGA			4,180,000	4,180,000

Regional Field Unit - XIII			4,180,000	4,180,000
IRRIGATION NETWORK SERVICES (INS) SUB-PROGRAM	16,367,000	89,801,000	2,579,370,000	2,685,538,000

INS on the National Rice Program		50,253,000	1,968,645,000	2,018,898,000

National Capital Region (NCR)		26,594,000	41,658,000	68,252,000

Central Office		845,000	41,658,000	42,503,000
Bureau of Soils and Water Management		25,749,000		25,749,000
Region I - Ilocos			312,579,000	312,579,000

Regional Field Unit - I			312,579,000	312,579,000
Cordillera Administrative Region (CAR)		1,369,000	154,965,000	156,334,000

Regional Field Unit - CAR		1,369,000	154,965,000	156,334,000
Region II - Cagayan Valley		18,277,000	173,445,000	191,722,000

Regional Field Unit - II		18,277,000	173,445,000	191,722,000
Region III - Central Luzon			234,697,000	234,697,000

Regional Field Unit - III			234,697,000	234,697,000
Region IVA - CALABARZON			67,918,000	67,918,000

Regional Field Unit - IVA			67,918,000	67,918,000
Region IVB - MIMAROPA			133,927,000	133,927,000

Regional Field Unit - IVB			133,927,000	133,927,000
Region V - Bicol			242,640,000	242,640,000

Regional Field Unit - V			242,640,000	242,640,000
Region VI - Western Visayas			69,950,000	69,950,000

Regional Field Unit - VI			69,950,000	69,950,000
Region VII - Central Visayas		654,000	97,631,000	98,285,000

Regional Field Unit - VII		654,000	97,631,000	98,285,000
Region VIII - Eastern Visayas		3,359,000	107,586,000	110,945,000

Regional Field Unit - VIII		3,359,000	107,586,000	110,945,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	119
DEPARTMENT OF AGRICULTURE

Region IX - Zamboanga Peninsula	88,535,000	88,535,000

Regional Field Unit - IX	88,535,000	88,535,000
Region X - Northern Mindanao	47,278,000	47,278,000

Regional Field Unit - X	47,278,000	47,278,000
Region XI - Davao	57,421,000	57,421,000

Regional Field Unit - XI	57,421,000	57,421,000
Region XII - SOCCSKSARGEN	71,854,000	71,854,000

Regional Field Unit - XII	71,854,000	71,854,000
Region XIII - CARAGA	66,561,000	66,561,000

Regional Field Unit - XIII	66,561,000	66,561,000
INS on the National Corn Program	366,070,000	366,070,000

National Capital Region (NCR)	6,800,000	6,800,000

Central Office	6,800,000	6,800,000
Region I - Ilocos	20,428,000	20,428,000

Regional Field Unit - I	20,428,000	20,428,000
Cordillera Administrative Region (CAR)	36,395,000	36,395,000

Regional Field Unit - CAR	36,395,000	36,395,000
Region II - Cagayan Valley	115,242,000	115,242,000

Regional Field Unit - II	115,242,000	115,242,000
Region III - Central Luzon	48,363,000	48,363,000

Regional Field Unit - III	48,363,000	48,363,000
Region IVA - CALABARZON	33,735,000	33,735,000

Regional Field Unit - IVA	33,735,000	33,735,000
Region IVB - MIMAROPA	14,875,000	14,875,000

Regional Field Unit - IVB	14,875,000	14,875,000
Region V - Bicol	1,490,000	1,490,000

Regional Field Unit - V	1,490,000	1,490,000
Region VI - Westen Visayas	7,343,000	7,343,000

Regional Field Unit - VI	7,343,000	7,343,000

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GENERAL APPROPRIATIONS ACT, FY 2018

Region VII - Central Visayas		754,000	754,000

Regional Field Unit - VII		754,000	754,000
Region VIII - Eastern Visayas		13,513,000	13,513,000

Regional Field Unit - VIII		13,513,000	13,513,000
Region IX - Zamboanga Peninsula		19,966,000	19,966,000

Regional Field Unit - IX		19,966,000	19,966,000
Region X - Northern Mindanao		13,414,000	13,414,000

Regional Field Unit - X		13,414,000	13,414,000
Region XI - Davao		6,765,000	6,765,000

Regional Field Unit - XI		6,765,000	6,765,000
Region XII - SOCCSKSARGEN		26,987,000	26,987,000

Regional Field Unit - XII		26,987,000	26,987,000
INS on the National High-Value Crops Development Program	19,629,000	136,750,000	156,379,000

National Capital Region (NCR)	2,525,000	49,829,000	52,354,000

Central Office	161,000	1,229,000	1,390,000
Bureau of Soils and Water Management	2,364,000	48,600,000	50,964,000
Region I - Ilocos	1,500,000	2,100,000	3,600,000

Regional Field Unit - I	1,500,000	2,100,000	3,600,000
Cordillera Administrative Region (CAR)	7,070,000	16,637,000	23,707,000

Regional Field Unit - CAR	7,070,000	16,637,000	23,707,000
Region II - Cagayan Valley		32,340,000	32,340,000

Regional Field Unit - II		32,340,000	32,340,000
Region III - Central Luzon		1,500,000	1,500,000

Regional Field Unit - III		1,500,000	1,500,000
Region IVA - CALABARZON	200,000	3,000,000	3,200,000

Regional Field Unit - IVA	200,000	3,000,000	3,200,000
Region IVB - MIMAROPA	1,100,000	5,500,000	6,600,000

Regional Field Unit - IVB	1,100,000	5,500,000	6,600,000
Region V - Bicol	1,000,000	2,064,000	3,064,000

Regional Field Unit - V	1,000,000	2,064,000	3,064,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	121
DEPARTMENT OF AGRICULTURE

Region VI - Western Visayas		525,000	1,180,000	1,705,000

Regional Field Unit - VI		525,000	1,180,000	1,705,000
Region VII - Central Visayas		2,500,000		2,500,000

Regional Field Unit - VII		2,500,000		2,500,000
Region VIII - Eastern Visayas			4,100,000	4,100,000

Regional Field Unit - VIII			4,100,000	4,100,000
Region IX - Zamboanga Peninsula		800,000	4,000,000	4,800,000

Regional Field Unit - IX		800,000	4,000,000	4,800,000
Region X - Northern Mindanao		919,000	1,750,000	2,669,000

Regional Field Unit - X		919,000	1,750,000	2,669,000
Region XI - Davao		1,034,000	9,750,000	10,784,000

Regional Field Unit - XI		1,034,000	9,750,000	10,784,000
Region XII - SOCCSKSARGEN			1,000,000	1,000,000

Regional Field Unit - XII			1,000,000	1,000,000
Region XIII - CARAGA		456,000	2,000,000	2,456,000

Regional Field Unit - XIII		456,000	2,000,000	2,456,000
Other Water Resources Projects	16,367,000	13,317,000	18,940,000	48,624,000

National Capital Region (NCR)	16,367,000	13,317,000	18,940,000	48,624,000

Bureau of Soils and Water Management	16,367,000	13,317,000	18,940,000	48,624,000
INS for the Promotion and Development of Organic Agriculture		6,602,000	88,965,000	95,567,000

National Capital Region (NCR)		3,400,000	60,142,000	63,542,000

Central Office			1,342,000	1,342,000
Bureau of Soils and Water Management		3,400,000	58,800,000	62,200,000
Region I - Ilocos			240,000	240,000

Regional Field Unit - I			240,000	240,000
Cordillera Administrative Region (CAR)		230,000	1,955,000	2,185,000

Regional Field Unit - CAR		230,000	1,955,000	2,185,000
Region II - Cagayan Valley		2,000,000	3,750,000	5,750,000

Regional Field Unit - II		2,000,000	3,750,000	5,750,000

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Region III - Central Luzon		8,245,000	8,245,000

Regional Field Unit - III		8,245,000	8,245,000
Region IVA - CALABARZON	400,000	4,000,000	4,400,000

Regional Field Unit - IVA	400,000	4,000,000	4,400,000
Region IVB - MIMAROPA	112,000	1,100,000	1,212,000

Regional Field Unit - IVB	112,000	1,100,000	1,212,000
Region V - Bicol	460,000	4,260,000	4,720,000

Regional Field Unit - V	460,000	4,260,000	4,720,000
Region VI - Western Visayas		650,000	650,000

Regional Field Unit - VI		650,000	650,000
Region IX - Zamboanga Peninsula		2,000,000	2,000,000

Regional Field Unit - IX		2,000,000	2,000,000
Region XI - Davao		600,000	600,000

Regional Field Unit - XI		600,000	600,000
Region XII - SOCCSKSARGEN		2,023,000	2,023,000

Regional Field Unit - XII		2,023,000	2,023,000

FARM-TO-MARKET ROAD (FMR) SUB-PROGRAM	59,924,000	9,958,500,000	10,018,424,000

Farm-to-Market Road (FMR) Network Planning and Monitoring Services	59,924,000		59,924,000

National Capital Region (NCR)	22,085,000		22,085,000

Central Office	22,085,000		22,085,000
Region I - Ilocos	2,388,000		2,388,000

Regional Field Unit - I	2,388,000		2,388,000
Cordillera Administrative Region (CAR)	1,422,000		1,422,000

Regional Field Unit - CAR	1,422,000		1,422,000
Region II - Cagayan Valley	2,001,000		2,001,000

Regional Field Unit - II	2,001,000		2,001,000
Region III - Central Luzon	4,125,000		4,125,000

Regional Field Unit - III	4,125,000		4,125,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	123
DEPARTMENT OF AGRICULTURE

Region IVA - CALABARZON	3,224,000		3,224,000

Regional Field Unit - IVA	3,224,000		3,224,000
Region IVB - MIMAROPA	1,615,000		1,615,000

Regional Field Unit - IVB	1,615,000		1,615,000
Region V - Bicol	3,160,000		3,160,000

Regional Field Unit - V	3,160,000		3,160,000
Region VI - Western Visayas	2,902,000		2,902,000

Regional Field Unit - VI	2,902,000		2,902,000
Region VII - Central Visayas	2,645,000		2,645,000

Regional Field Unit - VII	2,645,000		2,645,000
Region VIII - Eastern Visayas	2,388,000		2,388,000

Regional Field Unit - VIII	2,388,000		2,388,000
Region IX - Zamboanga Peninsula	2,001,000		2,001,000

Regional Field Unit - IX	2,001,000		2,001,000
Region X - Northern Mindanao	3,063,000		3,063,000

Regional Field Unit - X	3,063,000		3,063,000
Region XI - Davao	2,838,000		2,838,000

Regional Field Unit - XI	2,838,000		2,838,000
Region XII - SOCCSKSARGEN	2,130,000		2,130,000

Regional Field Unit - XII	2,130,000		2,130,000
Region XIII - CARAGA	1,937,000		1,937,000

Regional Field Unit - XIII	1,937,000		1,937,000
Project(s)
Locally-Funded Projects
Repair/Rehabilitation and Construction of Farm-to-Market Roads in Designated Key Production Areas		9,958,500,000	9,958,500,000

National Capital Region (NCR)		175,000,000	175,000,000

Central Office		175,000,000	175,000,000
Region I - Ilocos		679,000,000	679,000,000

Regional Field Unit - I		679,000,000	679,000,000

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GENERAL APPROPRIATIONS ACT, FY 2018

Cordillera Administrative Region (CAR)			336,000,000	336,000,000

Regional Field Unit - CAR			336,000,000	336,000,000
Region II - Cagayan Valley			522,000,000	522,000,000

Regional Field Unit - II			522,000,000	522,000,000
Region III - Central Luzon			1,136,000,000	1,136,000,000

Regional Field Unit - III			1,136,000,000	1,136,000,000
Region IVA - CALABARZON			877,500,000	877,500,000

Regional Field Unit - IVA			877,500,000	877,500,000
Region IVB - MIMAROPA			527,000,000	527,000,000

Regional Field Unit - IVB			527,000,000	527,000,000
Region V - Bicol			735,000,000	735,000,000

Regional Field Unit - V			735,000,000	735,000,000
Region VI - Western Visayas			1,149,000,000	1,149,000,000

Regional Field Unit - VI			1,149,000,000	1,149,000,000
Region VII - Central Visayas			659,000,000	659,000,000

Regional Field Unit - VII			659,000,000	659,000,000
Region VIII - Eastern Visayas			484,000,000	484,000,000

Regional Field Unit - VIII			484,000,000	484,000,000
Region IX - Zamboanga Peninsula			380,000,000	380,000,000

Regional Field Unit - IX			380,000,000	380,000,000
Region X - Northern Mindanao			550,000,000	550,000,000

Regional Field Unit - X			550,000,000	550,000,000
Region XI - Davao			685,000,000	685,000,000

Regional Field Unit - XI			685,000,000	685,000,000
Region XII - SOCCSKSARGEN			568,000,000	568,000,000

Regional Field Unit - XII			568,000,000	568,000,000
Region XIII - CARAGA			496,000,000	496,000,000

Regional Field Unit - XIII			496,000,000	496,000,000

AGRICULTURE AND FISHERY POLICY PROGRAM	51,664,000	55,642,000		107,306,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	125
DEPARTMENT OF AGRICULTURE

Formulation, monitoring and evaluation of agricultural and fishery policies, plans and program	51,664,000	55,642,000		107,306,000

National Capital Region (NCR)	51,664,000	55,642,000		107,306,000

Central Office	51,664,000	55,642,000		107,306,000

AGRICULTURE AND FISHERY REGULATORY SUPPORT PROGRAM	411,670,000	469,458,000	96,118,000	977,246,000

Quality control and inspection	127,415,000	242,191,000	50,946,000	420,552,000

National Capital Region (NCR)	73,629,000	199,541,000	50,946,000	324,116,000

Bureau of Animal Industry		39,541,000	50,946,000	90,487,000
Bureau of Plant Industry	73,629,000	160,000,000		233,629,000
Region I - Ilocos	4,165,000	1,614,000		5,779,000

Regional Field Unit - I	4,165,000	1,614,000		5,779,000
Cordillera Administrative Region (CAR)	4,537,000	9,685,000		14,222,000

Regional Field Unit - CAR	4,537,000	9,685,000		14,222,000
Region II - Cagayan Valley		1,060,000		1,060,000

Regional Field Unit - II		1,060,000		1,060,000
Region III - Central Luzon		3,038,000		3,038,000

Regional Field Unit - III		3,038,000		3,038,000
Region IVA - CALABARZON	3,713,000	1,376,000		5,089,000

Regional Field Unit - IVA	3,713,000	1,376,000		5,089,000
Region IVB - MIMAROPA	4,928,000	4,087,000		9,015,000

Regional Field Unit - IVB	4,928,000	4,087,000		9,015,000
Region V - Bicol		4,139,000		4,139,000

Regional Field Unit - V		4,139,000		4,139,000
Region VI - Western Visayas	4,564,000	1,578,000		6,142,000

Regional Field Unit - VI	4,564,000	1,578,000		6,142,000
Region VII - Central Visayas	5,288,000	1,138,000		6,426,000

Regional Field Unit - VII	5,288,000	1,138,000		6,426,000
Region VIII - Eastern Visayas	7,946,000	4,480,000		12,426,000

Regional Field Unit - VIII	7,946,000	4,480,000		12,426,000

126	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Region IX - Zamboanga Peninsula	8,178,000	2,163,000		10,341,000

Regional Field Unit - IX	8,178,000	2,163,000		10,341,000
Region X - Northern Mindanao		958,000		958,000

Regional Field Unit - X		958,000		958,000
Region XI - Davao		1,434,000		1,434,000

Regional Field Unit - XI		1,434,000		1,434,000
Region XII - SOCCSKARGEN	4,068,000	2,117,000		6,185,000

Regional Field Unit - XII	4,068,000	2,117,000		6,185,000
Region XIII - CARAGA	6,399,000	3,783,000		10,182,000

Regional Field Unit - XIII	6,399,000	3,783,000		10,182,000

Agriculture and fishery product standards	13,046,000	54,052,000		67,098,000

National Capital Region (NCR)	13,046,000	54,052,000		67,098,000

Central Office	13,046,000	54,052,000		67,098,000
Quarantine services	249,971,000	143,941,000	20,000,000	413,912,000

National Capital Region (NCR)	249,971,000	143,941,000	20,000,000	413,912,000

Bureau of Animal Industry	105,500,000	88,680,000	20,000,000	214,180,000
Bureau of Plant Industry	144,471,000	55,261,000		199,732,000

Registration and licensing	21,238,000	29,274,000	25,172,000	75,684,000

National Capital Region (NCR)		14,454,000	24,172,000	38,626,000

Bureau of Animal Industry		12,491,000	24,172,000	36,663,000
Bureau of Plant Industry		1,963,000		1,963,000
Region I - Ilocos		545,000		545,000

Regional Field Unit - I		545,000		545,000
Cordillera Administrative Region (CAR)	492,000	2,921,000		3,413,000

Regional Field Unit - CAR	492,000	2,921,000		3,413,000
Region II - Cagayan Valley	10,375,000	1,150,000	300,000	11,825,000

Regional Field Unit - II	10,375,000	1,150,000	300,000	11,825,000
Region III - Central Luzon	1,783,000	1,661,000		3,444,000

Regional Field Unit - III	1,783,000	1,661,000		3,444,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	127
DEPARTMENT OF AGRICULTURE

Region IVA - CALABARZON	4,116,000	2,001,000		200,000	6,317,000

Regional Field Unit - IVA	4,116,000	2,001,000		200,000	6,317,000
Region IVB - MIMAROPA	3,345,000	292,000			3,637,000

Regional Field Unit - IVB	3,345,000	292,000			3,637,000
Region V - Bicol	1,127,000	280,000			1,407,000

Regional Field Unit - V	1,127,000	280,000			1,407,000
Region VI - Western Visayas		258,000			258,000

Regional Field Unit - VI		258,000			258,000
Region VII - Central Visayas		39,000			39,000

Regional Field Unit - VII		39,000			39,000
Region VIII - Eastern Visayas		538,000			538,000

Regional Field Unit - VIII		538,000			538,000
Region IX - Zamboanga Peninsula		945,000			945,000

Regional Field Unit - IX		945,000			945,000
Region X - Northern Mindanao		2,034,000			2,034,000

Regional Field Unit - X		2,034,000			2,034,000
Region XI - Davao		1,648,000			1,648,000

Regional Field Unit - XI		1,648,000			1,648,000
Region XII - SOCCSKARGEN				500,000	500,000

Regional Field Unit - XII				500,000	500,000
Region XIII - CARAGA		508,000			508,000

Regional Field Unit - XIII		508,000			508,000
LOCALLY-FUNDED AND FOREIGN-ASSISTED PROGRAM	13,906,000	2,046,262,000	96,000	2,420,254,000	4,480,518,000

Project(s)	13,906,000	2,046,262,000	96,000	2,420,254,000	4,480,518,000

Locally-Funded Project(s)	13,906,000	603,424,000		491,923,000	1,109,253,000

Special Area for Agricultural Development Program		491,345,000		229,923,000	721,268,000

National Capital Region (NCR)		19,847,000		762,000	20,609,000

Central Office		19,847,000		762,000	20,609,000

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Cordillera Administrative Region (CAR)		52,457,000	4,552,000	57,009,000

Regional Field Unit - CAR		52,457,000	4,552,000	57,009,000
Region V - Bicol		56,940,000	34,937,000	91,877,000

Regional Field Unit - V		56,940,000	34,937,000	91,877,000
Region VII - Central Visayas		49,720,000	13,010,000	62,730,000

Regional Field Unit - VII		49,720,000	13,010,000	62,730,000
Region VIII - Eastern Visayas		86,180,000	40,490,000	126,670,000

Regional Field Unit - VIII		86,180,000	40,490,000	126,670,000
Region IX - Zamboanga Peninsula		69,378,000	38,556,000	107,934,000

Regional Field Unit - IX		69,378,000	38,556,000	107,934,000
Region X - Northern Mindanao		54,312,000	38,504,000	92,816,000

Regional Field Unit - X		54,312,000	38,504,000	92,816,000
Region XI - Davao		15,092,000	15,255,000	30,347,000

Regional Field Unit - XI		15,092,000	15,255,000	30,347,000
Region XII - SOCCSKSARGEN		87,419,000	43,857,000	131,276,000

Regional Field Unit - XII		87,419,000	43,857,000	131,276,000
SOCCSKSARGEN Integrated Food Security Program	13,906,000	12,679,000		26,585,000

Region XII - SOCCSKSARGEN	13,906,000	12,679,000		26,585,000

Regional Field Unit - XII	13,906,000	12,679,000		26,585,000
Young Farmers Program		40,000,000	60,000,000	100,000,000

National Capital Region (NCR)		40,000,000	60,000,000	100,000,000

Agricultural Training Institute		40,000,000	60,000,000	100,000,000
Agdao Farmers’ Market			200,000,000	200,000,000

Region XI - Davao			200,000,000	200,000,000

Regional Field Unit - XI			200,000,000	200,000,000
Construction of Solar Drier with Warehouse, Brgy. Minsamongan, Quezon, Bukidnon			1,000,000	1,000,000

Region X - Northern Mindanao			1,000,000	1,000,000

Regional Field Unit - X			1,000,000	1,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	129
DEPARTMENT OF AGRICULTURE

Construction of Solar Drier with Warehouse, Brgy. Isidro, Quezon, Bukidnon			1,000,000	1,000,000

Region X - Northern Mindanao			1,000,000	1,000,000

Regional Field Unit - X			1,000,000	1,000,000
Livelihood Program of Casiguran Farmers, Aurora	40,000,000			40,000,000

Region III - Central Luzon	40,000,000			40,000,000

Regional Field Unit - III	40,000,000			40,000,000
Support for the Terraces Restoration Initiative and United Movement in the Preservation of the Heritage: Agricultural Infrastructure - Small Scale Irrigation, Banaue, Ifugao	14,400,000			14,400,000

Cordillera Administrative Region	14,400,000			14,400,000

Regional Field Unit - CAR	14,400,000			14,400,000
Construction of Small Water Impounding Project, Paoay, Ilocos Norte	3,000,000			3,000,000

Region I - Ilocos	3,000,000			3,000,000

Regional Field Unit - I	3,000,000			3,000,000
Organic Trading Center Project in Lamut, Ifugao, CAR	2,000,000			2,000,000

Cordillera Administrative Region	2,000,000			2,000,000

Regional Field Unit - CAR	2,000,000			2,000,000
Foreign-Assisted Project(s)	1,442,838,000	96,000	1,928,331,000	3,371,265,000

Philippine Rural Development Program	625,523,000			625,523,000

National Capital Region (NCR)	625,523,000			625,523,000

Central Office	625,523,000			625,523,000
Panay Island Upland Sustainable Development Project	8,930,000	10,000	275,000	9,215,000

Region VI - Western Visayas	8,930,000	10,000	275,000	9,215,000

Regional Field Unit - VI	8,930,000	10,000	275,000	9,215,000
Scaling-Up of the Second Cordillera Highlands Agricultural Resources Management Project (CHARMP 2)	97,238,000			97,238,000

Cordillera Administrative Region (CAR)	97,238,000			97,238,000

Regional Field Unit - CAR	97,238,000			97,238,000

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Integrated Natural Resources and Environment Management Project (INREMP)		2,298,000		100,056,000	102,354,000

Cordillera Administrative Region (CAR)		2,298,000		100,056,000	102,354,000

Regional Field Unit - CAR		2,298,000		100,056,000	102,354,000
Expansion of the Philippine Rural Development Project		708,849,000	86,000	1,828,000,000	2,536,935,000

National Capital Region (NCR)		708,849,000	86,000	1,828,000,000	2,536,935,000

Central Office		708,849,000	86,000	1,828,000,000	2,536,935,000

Sub-total, Operations	2,029,156,000	16,979,316,000	96,000	20,163,273,000	39,171,841,000

TOTAL NEW APPROPRIATIONS	P3,062,156,000	P19,547,424,000	P1,755,000	P21,307,843,000	P43,919,178,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures

Personnel Services

Civilian Personnel

Permanent Positions

Basic Salary	2,206,123

Total Permanent Positions	2,206,123

Other Compensation Common to All

Personnel Economic Relief Allowance	149,952
Representation Allowance	18,498
Transportation Allowance	18,438
Clothing and Uniform Allowance	31,240
Mid-Year Bonus	183,846
Year End Bonus	183,846
Cash Gift	31,240
Step Increment	5,513
Productivity Enhancement Incentive	31,240

Total Other Compensation Common to All	653,813

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	8,984
Overseas Allowance	77,762
Other Personnel Benefits	601

Total Other Compensation for Specific Groups	87,347

DECEMBER 29, 2017	OFFICIAL GAZETTE	131
DEPARTMENT OF AGRICULTURE

Other Benefits
PAG-IBIG Contributions	7,496
PhilHealth contributions	21,951
Employees Compensation Insurance Premiums	7,496
Retirement Gratuity	15,393
Terminal Leave	48,631

Total Other Benefits	100,967

Non-Permanent Positions	13,906

Total Personnel Services	3,062,156

Maintenance and Other Operating Expenses
Travelling Expenses	863,150
Training and Scholarship Expenses	1,895,370
Supplies and Materials Expenses	8,543,459
Utility Expenses	262,134
Communication Expenses	197,965
Awards/Rewards and Prizes	174,951
Survey, Research, Exploration and Development Expenses	48,819
Confidential, Intelligence and Extraordinary Expenses Extraordinary and Miscellaneous Expenses	5,932
Professional Services	1,861,015
General Services	231,461
Repairs and Maintenance	370,528
Financial Assistance/Subsidy	284,896
Taxes, Insurance Premiums and Other Fees	36,477
Labor and Wages	308,103
Other Maintenance and Operating Expenses
Advertising Expenses	71,185
Printing and Publication Expenses	87,355
Representation Expenses	229,081
Transportation and Delivery Expenses	29,045
Rent/Lease Expenses	116,691
Membership Dues and Contributions to Organizations	6,980
Subscription Expenses	16,881
Donations	2,648,419
Other Maintenance and Operating Expenses	1,257,527

Total Maintenance and Other Operating Expenses	19,547,424

Financial Expenses
Bank Charges	1,755

Total Financial Expenses	1,755

Total Current Operating Expenditures	22,611,335

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	7,486
Land Improvements Outlay	162,458
Infrastructure Outlay	13,250,959
Buildings and Other Structures	1,685,116
Machinery and Equipment Outlay	5,401,109
Transportation Equipment Outlay	308,328
Furniture, Fixtures and Books Outlay	109,400

132	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Other Property Plant and Equipment Outlay	5,379
Biological Assets Outlay	370,408
Intangible Assets Outlay	7,200

Total Capital Outlays	21,307,843

TOTAL NEW APPROPRIATIONS	43,919,178

B. AGRICULTURAL CREDIT POLICY COUNCIL

For general administration and support, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	P1,117,620,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Ministration and Support	P	4,529,000	P	9,826,000	P	11,000	P	1,100,000	P	15,466,000
Operations		31,567,000		17,757,000				1,052,830,000		1,102,154,000

MFO 1: CREDIT SUPPORT SERVICES		31,567,000		17,757,000				1,052,830,000		1,102,154,000

TOTAL NEW APPROPRIATIONS	P	36,096,000	P	27,583,000	P	11,000	P	1,053,930,000	P	1,117,620,000

Special Provision(s)

1. Agricultural Credit Facility. The amount of One Billion Sixty Four Million Eight Hundred Fifty Six Thousand Pesos (P 1,064,856,000) appropriated herein for Agro-industry Modernization Credit and Financing Program Administration includes the amount of One Billion Fifty Million Pesos (P 1,050,000,000) which shall be transferred to GFIs, cooperative banks, rural banks, and viable non-government organizations to be used exclusively for the establishment of a flexible credit facility for the benefit of small farmers and fisherfolk registered under the Registry System for Basic Sectors in Agriculture, as an alternative to the rigid and stringent credit facilities usually provided by banks. For this purpose, the Agricultural Credit Policy Council, in coordination with said GFIs and banks shall formulate the guidelines for a streamlined and equitable access by the foregoing small farmers and fisherfolk to said credit facility.

2. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	P	4,529,000	P	9,826,000	P	11,000	P	1,100,000	P	15,466,000

Sub-total, General Administration and Support		4,529,000		9,826,000		11,000		1,100,000		15,466,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	133
DEPARTMENT OF AGRICULTURE

Operations
Access of Small Farmers and Fisherfolk to formal credit under the ACPC Agro-Industry Modernization Credit Financing Program increased	31,567,000	17,757,000		1,052,830,000	1,102,154,000

AGRICULTURAL CREDIT PROGRAM
Agro-Industry Modernization Credit Financing Program (AMCFP) Administration	12,103,000	2,753,000		1,050,000,000	1,064,856,000
Policy formulation, research and advocacy, monitoring and evaluation of credit policies, plans and programs and capacity building	19,464,000	15,004,000		2,830,000	37,298,000

Sub-total, Operations	31,567,000	17,757,000		1,052,830,000	1,102,154,000

Total Programs and Activities	36,096,000	27,583,000	11,000	1,053,930,000	1,117,620,000

TOTAL NEW APPROPRIATIONS	P36,096,000	P27,583,000	P11,000	P1,053,930,000	P1,117,620,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	26,923

Total Permanent Positions	26,923

Other Compensation Common to All
Personnel Economic Relief Allowance	864
Representation Allowance	1,488
Transportation Allowance	1,488
Clothing and Uniform Allowance	180
Mid-Year Bonus	2,243
Year End Bonus	2,243
Cash Gift	180
Step Increment	67
Productivity Enhancement Incentive	180

Total Other Compensation Common to All	8,933

Other Benefits
PAG-IBIG Contributions	44
Philhealth Contributions	152
Employees Compensation Insurance Premiums	44

Total Other Benefits	240

Total Personnel Services	36,096

134	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Maintenance and Other Operating Expenses
Travelling Expenses	4,600
Training and Scholarship Expenses	3,140
Supplies and Materials Expenses	2,316
Utility Expenses	1,939
Communication Expenses	3,096
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	3,339
General Services	1,732
Repairs and Maintenance	1,008
Taxes, Insurance Premiums and Other Fees	110
Labor and Wages	3,300
Other Maintenance and Operating Expenses
Advertising Expenses	11
Printing and Publication Expenses	72
Representation Expenses	417
Rent/Lease Expenses	1,555
Subscription Expenses	176
Other Maintenance and Operating Expenses	654

Total Maintenance and Other Operating Expenses	27,583

Financial Expenses
Bank Charges	11

Total Financial Expenses	11

Total Current Operating Expenditures	63,690

Capital Outlays
Loans Outlay	1,050,000
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,830
Transportation Equipment Outlay	1,100

Total Capital Outlays	1,053,930

TOTAL NEW APPROPRIATIONS	1,117,620

C. BUREAU OF FISHERIES AND AQUATIC RESOURCES

For general administration and support, support to operations, and operations, including locally-funded projects and foreign-assisted projects, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder

P6,092,494,000

New Appropriations, by Program

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P185,588,000	P434,891,000	P57,000	P176,230,000	P796,766,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	135
DEPARTMENT OF AGRICULTURE

Support to Operations	31,099,000	600,672,000		73,437,000	705,208,000
Operations	404,423,000	3,859,324,000		326,773,000	4,590,520,000

FISHERIES DEVELOPMENT PROGRAM	103,631,000	1,704,965,000		284,613,000	2,093,209,000
FISHERIES REGULATORY AND LAW ENFORCEMENT PROGRAM	274,750,000	1,451,882,000		42,160,000	1,768,792,000
FISHERIES EXTENSION PROGRAM	26,042,000	663,096,000			689,138,000
FISHERY POLICY PROGRAM		39,381,000			39,381,000

TOTAL NEW APPROPRIATIONS	P621,110,000	P4,894,887,000	P57,000	P576,440,000	P6,092,494,000

Special Provision(s)

1. National Fisheries Program. The amount of Four Billion One Hundred Eighty Six Million Ninety Seven Thousand Pesos (P4,186,097,000) appropriated herein for the National Fisheries Program shall be implemented with priority given to: (i) areas where the majority of small fisherfolk registered under the Registry System for Basic Sectors in Agriculture (RSBSA) are located; and (ii) provinces or regions where the absolute number of poor fisherfolk and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

2. Wildlife Management Fund. In addition to the amounts appropriated herein, Fifty Million Pesos (P50,000,000) shall be used for the rehabilitation or restoration of declared aquatic critical habitats and all aquatic resources including all marine mammals, except dugong, scientific research support, enforcement and monitoring activities, sourced from donations, contributions, endowments and fines imposed for violations within the jurisdiction of the BFAR constituted in accordance with Sections 4 and 29 of N.A. No. 9147.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

The BFAR shall submit its quarterly reports on the financial and physical accomplishments on the utilization of the Fund, with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on BFAR’s website for a period of three (3) years. The Director of the BFAR shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

3. Fisheries Management Fund. In addition to amounts appropriated herein, the amount of Thirteen Million Pesos (P13,000,000) shall be used for the conservation, preservation, protection and regulation of fishery and aquatic resources, research and development, supplementary livelihood for poverty alleviation, and improvement of productivity and processes of the various stakeholders, sourced from proceeds of the sale of forfeited fish, fishing gears, paraphernalia and fishing vessels, endowments, grants, donations, administrative fines and penalties imposed under Section 19 of R.A. No. 10654.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

The BFAR shall submit its quarterly reports on the financial and physical accomplishments on the utilization of the Fund, with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on BFAR’s website for a period of three (3) years. The Director of the BFAR shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

4. Post-Harvest Equipment and Facilities. The amount of Seventy Million Six Hundred Seventy Four Thousand Pesos (P70,674,000) appropriated herein for the implementation of the Provision of Fishery On-Farm/Post-Harvest Equipment and Facilities shall be used for the construction of on-farm/post-harvest facilities and/or procurement of the on-farm/post-harvest equipment.

Upon completion of the construction of on-farm/post-harvest facilities and/or procurement of the on-farm/post-harvest equipment, the BFAR shall turn over the management and ownership thereof to the LGUs or fisherfolk organizations concerned, which shall commit to shoulder maintenance and repair cost.

The Director of BFAR and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the approved master plan, status of implementation of said projects, and project evaluation and/or assessment reports are posted on the BFAR website.

5. Allocation for the Autonomous Region in Muslim Mindanao. The BFAR shall ensure that the allocation for ARMM in the amount of Two Hundred Twenty Seven Million Eighty One Thousand Pesos (P227,081,000) shall be released directly to ARMM-Department of Agriculture and Fisheries, through the Office of the Regional Governor, based on the submission by the BFAR of the allocation for ARMM per province, copy furnished said provinces.

The Director of BFAR and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the amounts allocated for ARMM per province are posted on the BFAR website.

136	OFFICIAL GAZETTE	VOL. 113, NO. 1
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The ARGMM shall likewise submit to the DBM and BFAR, either in printed form or by way of electronic document, quarterly reports on the utilization of funds, per province, in the ARMM. The Regional Governor of ARGMM and the Regional Government’s web administrator or his/her equivalent shall be responsible for ensuring that said quarterly reports are likewise posted on the ARGMM website.

6. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	170,293,000	434,891,000	57,000	176,230,000	781,471,000

National Capital Region (NCR)	47,779,000	117,069,000	30,000	40,110,000	204,988,000

Central Office	47,779,000	88,157,000	10,000	38,680,000	174,626,000
National Fisheries Research and Development Institute		28,912,000	20,000	1,430,000	30,362,000
Region I - Ilocos	3,904,000	13,425,000	20,000	3,850,000	21,199,000

Regional Office - I	3,904,000	13,425,000	20,000	3,850,000	21,199,000
Cordillera Administrative Region (CAR)	5,984,000	20,055,000		8,270,000	34,309,000

Regional Office - CAR	5,984,000	20,055,000		8,270,000	34,309,000
Region II - Cagayan Valley	4,400,000	17,409,000	2,000	6,460,000	28,271,000

Regional Office - II	4,400,000	17,409,000	2,000	6,460,000	28,271,000
Region III - Central Luzon	10,191,000	20,385,000		2,560,000	33,136,000

Regional Office - III	10,191,000	20,385,000		2,560,000	33,136,000
Region IVA - CALABARZON	13,602,000	25,320,000		15,670,000	54,592,000

Regional Office - IVA	13,602,000	25,320,000		15,670,000	54,592,000
Region IVB - MIMAROPA	6,438,000	18,769,000		6,060,000	31,267,000

Regional Office - IVB	6,438,000	18,769,000		6,060,000	31,267,000
Region V - Bicol	12,926,000	33,696,000	5,000	6,700,000	53,327,000

Regional Office - V	12,926,000	33,696,000	5,000	6,700,000	53,327,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	137
DEPARTMENT OF AGRICULTURE

Region VI - Western Visayas	5,288,000	18,306,000		5,420,000	29,014,000

Regional Office - VI	5,288,000	18,306,000		5,420,000	29,014,000
Region VII - Central Visayas	17,587,000	19,347,000		2,560,000	39,494,000

Regional Office - VII	17,587,000	19,347,000		2,560,000	39,494,000
Region VIII - Eastern Visayas	11,517,000	31,296,000		3,840,000	46,653,000

Regional Office - VIII	11,517,000	31,296,000		3,840,000	46,653,000
Region IX - Zamboanga Peninsula	2,176,000	12,259,000		5,420,000	19,855,000

Regional Office - IX	2,176,000	12,259,000		5,420,000	19,855,000
Region X - Northern Mindanao	7,044,000	23,521,000		3,990,000	34,555,000

Regional Office - X	7,044,000	23,521,000		3,990,000	34,555,000
Region XI - Davao	8,980,000	25,897,000		56,410,000	91,287,000

Regional Office - XI	8,980,000	25,897,000		56,410,000	91,287,000
Region XII - SOCCSKSARGEN	7,950,000	15,865,000		2,560,000	26,375,000

Regional Office - XII	7,950,000	15,865,000		2,560,000	26,375,000
Region XIII - CARAGA	4,527,000	22,272,000		6,350,000	33,149,000

Regional Office - XIII	4,527,000	22,272,000		6,350,000	33,149,000
Administration of Personnel Benefits	15,295,000				15,295,000

National Capital Region (NCR)	3,141,000				3,141,000

Central Office	3,141,000				3,141,000
Region I - Ilocos	7,409,000				7,409,000

Regional Office - I	7,409,000				7,409,000
Region II - Cagayan Valley	73,000				73,000

Regional Office - II	73,000				73,000
Region V - Bicol	1,291,000				1,291,000

Regional Office - V	1,291,000				1,291,000
Region XI - Davao	3,381,000				3,381,000

Regional Office - XI	3,381,000				3,381,000

Sub-total, General Administration and Support	185,588,000	434,891,000	57,000	176,230,000	796,766,000

Support to Operations
Development of organizational

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policies, plans and procedures	3,405,000	238,001,000	39,970,000	281,376,000

National Capital Region (NCR)	3,405,000	152,246,000	39,970,000	195,621,000

Central Office	3,405,000	149,061,000	39,970,000	192,436,000
National Fisheries Research and Development Institute		3,185,000		3,185,000
Region I - Ilocos		7,380,000		7,380,000

Regional Office - I		7,380,000		7,380,000
Cordillera Administrative Region (CAR)		3,430,000		3,430,000

Regional Office - CAR		3,430,000		3,430,000
Region II - Cagayan Valley		6,548,000		6,548,000

Regional Office - II		6,548,000		6,548,000
Region III - Central Luzon		3,477,000		3,477,000

Regional Office - III		3,477,000		3,477,000
Region IVA - CALABARZON		4,451,000		4,451,000

Regional Office - IVA		4,451,000		4,451,000
Region IVB - MIMAROPA		7,883,000		7,883,000

Regional Office - IVB		7,883,000		7,883,000
Region V - aicol		4,428,000		4,428,000

Regional Office - V		4,428,000		4,428,000
Region VI - Western Visayas		3,623,000		3,623,000

Regional Office - VI		3,623,000		3,623,000
Region VII - Central Visayas		3,600,000		3,600,000

Regional Office - VII		3,600,000		3,600,000
Region VIII - Eastern Visayas		6,898,000		6,898,000

Regional Office - VIII		6,898,000		6,898,000
Region IX - Zamboanga Peninsula		5,967,000		5,967,000

Regional Office - IX		5,967,000		5,967,000
Region X - Northern Mindanao		7,734,000		7,734,000

Regional Office - X		7,734,000		7,734,000
Region XI - Davao		5,445,000		5,445,000

Regional Office - XI		5,445,000		5,445,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	139
DEPARTMENT OF AGRICULTURE

Region XII - SOCCSKSARGEN	6,380,000		6,380,000

Regional Office - XII	6,380,000		6,380,000
Region XIII - CARAGA	8,511,000		8,511,000

Regional Office - XIII	8,511,000		8,511,000

Research and development	340,542,000	33,467,000	374,009,000

National Capital Region (NCR)	174,045,000	33,467,000	207,512,000

Central Office	91,485,000	13,237,000	104,722,000
National Fisheries Research and Development Institute	82,560,000	20,230,000	102,790,000
Region I - Ilocos	12,819,000		12,819,000

Regional Office - I	12,819,000		12,819,000
Cordillera Administrative Region (CAR)	5,935,000		5,935,000

Regional Office - CAR	5,935,000		5,935,000
Region II - Cagayan Valley	11,000,000		11,000,000

Regional Office - II	11,000,000		11,000,000
Region III - Central Luzon	10,100,000		10,100,000

Regional Office - III	10,100,000		10,100,000
Region IVA - CALABARZON	15,064,000		15,064,000

Regional Office - IVA	15,064,000		15,064,000
Region IVB - MIMAROPA	9,996,000		9,996,000

Regional Office - IVB	9,996,000		9,996,000
Region V - Bicol	15,369,000		15,369,000

Regional Office - V	15,369,000		15,369,000
Region VI - Western Visayas	17,918,000		17,918,000

Regional Office - VI	17,918,000		17,918,000
Region VII - Central Visayas	12,861,000		12,861,000

Regional Office - VII	12,861,000		12,861,000
Region VIII - Eastern Visayas	10,120,000		10,120,000

Regional Office - VIII	10,120,000		10,120,000

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Region IX - Zamboanga Peninsula		8,126,000	8,126,000

Regional Office - IX		8,126,000	8,126,000
Region X - Northern Mindanao		7,324,000	7,324,000

Regional Office - X		7,324,000	7,324,000
Region XI - Davao		10,611,000	10,611,000

Regional Office - XI		10,611,000	10,611,000
Region XII - SOCCSKSARGEN		8,254,000	8,254,000

Regional Office - XII		8,254,000	8,254,000
Region XIII - CARAGA		11,000,000	11,000,000

Regional Office - XIII		11,000,000	11,000,000

Legal and advisory services	27,694,000	22,129,000	49,823,000

National Capital Region (NCR)	27,694,000	17,803,000	45,497,000

Central Office	27,694,000	17,803,000	45,497,000
Region I - Ilocos		376,000	376,000

Regional Office - I		376,000	376,000
Region II - Cagayan Valley		125,000	125,000

Regional Office - II		125,000	125,000
Region III - Central Luzon		120,000	120,000

Regional Office - III		120,000	120,000
Region IVA - CALABARZON		200,000	200,000

Regional Office - IVA		200,000	200,000
Region IVB - MIMAROPA		1,000,000	1,000,000

Regional Office - IVB		1,000,000	1,000,000
Region V - Bicol		321,000	321,000

Regional Office - V		321,000	321,000
Region VI - Western Visayas		529,000	529,000

Regional Office - VI		529,000	529,000
Region VII - Central Visayas		100,000	100,000

Regional Office - VII		100,000	100,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	141
DEPARTMENT OF AGRICULTURE

Region VIII - Eastern Visayas		212,000		212,000

Regional Office - VIII		212,000		212,000
Region IX - Zamboanga Peninsula		56,000		56,000

Regional Office - IX		56,000		56,000
Region X - Northern Mindanao		27,000		27,000

Regional Office - X		27,000		27,000
Region XI - Davao		450,000		450,000

Regional Office - XI		450,000		450,000
Region XII - SOCCSKSARGEN		510,000		510,000

Regional Office - XII		510,000		510,000
Region XIII - CARAGA		300,000		300,000

Regional Office - XIII		300,000		300,000

Sub-total, Support to Operations	31,099,000	600,672,000	73,437,000	705,208,000

Operations
Productivity in Fisheries Sector within ecological limits improved	404,423,000	3,859,324,000	326,773,000	4,590,520,000

FISHERIES DEVELOPMENT PROGRAM	103,631,000	1,704,965,000	284,613,000	2,093,209,000

CAPTURE FISHERIES SUB-PROGRAM	4,172,000	522,121,000	54,170,000	580,463,000

Fishing gear/paraphernalia distribution	4,172,000	522,121,000	54,170,000	580,463,000

National Capital Region (NCR)	4,172,000	259,555,000	40,100,000	303,827,000

Central Office	4,172,000	259,555,000	40,100,000	303,827,000
Region I - Ilocos		11,601,000	4,000,000	15,601,000

Regional Office - I		11,601,000	4,000,000	15,601,000
Cordillera Administrative Region (CAR)		3,901,000	560,000	4,461,000

Regional Office - CAR		3,901,000	560,000	4,461,000
Region II - Cagayan Valley		15,354,000		15,354,000

Regional Office - II		15,354,000		15,354,000
Region III - Central Luzon		12,315,000		12,315,000

Regional Office - III		12,315,000		12,315,000

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Region IVA - CALABARZON		8,500,000	4,400,000	12,900,000

Regional Office - IVA		8,500,000	4,400,000	12,900,000
Region IVB - MIMAROPA		27,851,000		27,851,000

Regional Office - IVB		27,851,000		27,851,000
Region V - Bicol		20,764,000		20,764,000

Regional Office - V		20,764,000		20,764,000
Region VI - Western Visayas		7,550,000		7,550,000

Regional Office - VI		7,550,000		7,550,000
Region VII - Central Visayas		39,008,000		39,008,000

Regional Office - VII		39,008,000		39,008,000
Region VIII - Eastern Visayas		13,590,000		13,590,000

Regional Office - VIII		13,590,000		13,590,000
Region IX - Zamboanga Peninsula		19,649,000		19,649,000

Regional Office - IX		19,649,000		19,649,000
Region X - Northern Mindanao		22,793,000		22,793,000

Regional Office - X		22,793,000		22,793,000
Region XI - Davao		10,656,000	5,110,000	15,766,000

Regional Office - XI		10,656,000	5,110,000	15,766,000
Region XII - SOCCSKSARGEN		31,637,000		31,637,000

Regional Office - XII		31,637,000		31,637,000
Region XIII - CARAGA		17,397,000		17,397,000

Regional Office - XIII		17,397,000		17,397,000

AQUACULTURE SUB-PROGRAM	64,513,000	565,978,000	75,175,000	705,666,000

Fisheries production and distribution	61,278,000	320,155,000	2,450,000	383,883,000

National Capital Region (NCR)	22,731,000	68,569,000	2,450,000	93,750,000

Central Office	22,731,000	68,569,000	2,450,000	93,750,000
Region I - Ilocos	3,448,000	14,821,000		18,269,000

Regional Office - I	3,448,000	14,821,000		18,269,000
Cordillera Administrative Region (CAR)	634,000	8,001,000		8,635,000

Regional Office - CAR	634,000	8,001,000		8,635,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	143
DEPARTMENT OF AGRICULTURE

Region II - Cagayan Valley	794,000	12,231,000		13,025,000

Regional Office - II	794,000	12,231,000		13,025,000
Region III - Central Luzon	778,000	22,815,000		23,593,000

Regional Office - III	778,000	22,815,000		23,593,000
Region IVA - CALABARZON	2,335,000	7,127,000		9,462,000

Regional Office - IVA	2,335,000	7,127,000		9,462,000
Region IVB - MIMAROPA	4,297,000	18,234,000		22,531,000

Regional Office - IVB	4,297,000	18,234,000		22,531,000
Region V - Bicol	2,865,000	21,736,000		24,601,000

Regional Office - V	2,865,000	21,736,000		24,601,000
Region VI - Western Visayas	1,236,000	13,453,000		14,689,000

Regional Office - VI	1,236,000	13,453,000		14,689,000
Region VII - Central Visayas	8,176,000	28,475,000		36,651,000

Regional Office - VII	8,176,000	28,475,000		36,651,000
Region VIII - Eastern Visayas	5,222,000	35,791,000		41,013,000

Regional Office - VIII	5,222,000	35,791,000		41,013,000
Region IX - Zamboanga Peninsula		13,529,000		13,529,000

Regional Office - IX		13,529,000		13,529,000
Region X - Northern Mindanao	4,721,000	13,701,000		18,422,000

Regional Office - X	4,721,000	13,701,000		18,422,000
Region XI - Davao		12,453,000		12,453,000

Regional Office - XI		12,453,000		12,453,000
Region XII - SOCCSKSARGEN	1,103,000	14,818,000		15,921,000

Regional Office - XII	1,103,000	14,818,000		15,921,000
Region XIII - CARAGA	2,938,000	14,401,000		17,339,000

Regional Office - XIII	2,938,000	14,401,000		17,339,000
Operation and management of production facilities	3,235,000	245,823,000	72,725,000	321,783,000

National Capital Region (NCR)	3,235,000	109,943,000	55,000,000	168,178,000

Central Office	3,235,000	99,549,000	27,000,000	129,784,000

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National Fisheries Research and Development Institute	10,394,000	28,000,000	38,394,000
Region I - Ilocos	10,720,000	2,800,000	13,520,000

Regional Office - I	10,720,000	2,800,000	13,520,000
Cordillera Administrative Region (CAR)	3,900,000		3,900,000

Regional Office - CAR	3,900,000		3,900,000
Region II - Cagayan Valley	8,620,000	550,000	9,170,000

Regional Office - II	8,620,000	550,000	9,170,000
Region III - Central Luzon	5,000,000	6,700,000	11,700,000

Regional Office - III	5,000,000	6,700,000	11,700,000
Region IVA - CALABARZON	4,756,000		4,756,000

Regional Office - IVA	4,756,000		4,756,000
Region IVB - MIMAROPA	11,600,000	790,000	12,390,000

Regional Office - IVB	11,600,000	790,000	12,390,000
Region V - Bicol	17,670,000	6,885,000	24,555,000

Regional Office - V	17,670,000	6,885,000	24,555,000
Region VI - Western Visayas	3,922,000		3,922,000

Regional Office - VI	3,922,000		3,922,000
Region VII - Central Visayas	15,175,000		15,175,000

Regional Office - VII	15,175,000		15,175,000
Region VIII - Eastern Visayas	19,201,000		19,201,000

Regional Office - VIII	19,201,000		19,201,000
Region IX - Zambaonga Peninsula	2,300,000		2,300,000

Regional Office - IX	2,300,000		2,300,000
Region X - Northern Mindanao	9,000,000		9,000,000

Regional Office - X	9,000,000		9,000,000
Region XI - Davao	7,656,000		7,656,000

Regional Office - XI	7,656,000		7,656,000
Region XII - SOCCSKSARGEN	5,500,000		5,500,000

Regional Office - XII	5,500,000		5,500,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	145
DEPARTMENT OF AGRICULTURE

Region XIII - CARAGA		10,860,000		10,860,000

Regional Office - XIII		10,860,000		10,860,000

POST-HARVEST SUB-PROGRAM	7,062,000	46,764,000	23,910,000	77,736,000

Provision of fishery on-farm/post-harvest equipment and facilities	7,062,000	46,764,000	23,910,000	77,736,000

National Capital Region (NCR)	7,062,000	11,666,000	18,000,000	36,728,000

Central Office	7,062,000	11,666,000	18,000,000	36,728,000
Region I - Ilocos		2,220,000		2,220,000

Regional Office - I		2,220,000		2,220,000
Cordillera Administrative Region (CAR)		708,000		708,000

Regional Office - CAR		708,000		708,000
Region II - Cagayan Valley		670,000		670,000

Regional Office - II		670,000		670,000
Region III - Central Luzon		2,850,000	750,000	3,600,000

Regional Office - III		2,850,000	750,000	3,600,000
Region IVA - CALABARZON		395,000	210,000	605,000

Regional Office - IVA		395,000	210,000	605,000
Region IVB - MIMAROPA		1,400,000		1,400,000

Regional Office - IVB		1,400,000		1,400,000
Region V - Bicol		7,500,000		7,500,000

Regional Office - V		7,500,000		7,500,000
Region VI - Western Visayas		3,795,000		3,795,000

Regional Office - VI		3,795,000		3,795,000
Region VII - Central Visayas		2,616,000		2,616,000

Regional Office - VII		2,616,000		2,616,000
Region VIII - Eastern Visayas		2,500,000		2,500,000

Regional Office - VIII		2,500,000		2,500,000
Region IX - Zamboanga Peninsula		1,609,000	3,000,000	4,609,000

Regional Office - IX		1,609,000	3,000,000	4,609,000

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Region X - Northern Mindanao		1,975,000	1,060,000	3,035,000

Regional Office - X		1,975,000	1,060,000	3,035,000
Region XI - Davao		920,000	25,000	945,000

Regional Office - XI		920,000	25,000	945,000
Region XII - S0CCSKARGEN		3,770,000	865,000	4,635,000

Regional Office - XII		3,770,000	865,000	4,635,000
Region XIII - CARAGA		2,170,000		2,170,000

Regional Office - XIII		2,170,000		2,170,000

MARKET DEVELOPMET SUB-PROGRAM	27,884,000	48,932,000		76,816,000

Market development services	27,884,000	48,932,000		76,816,000

National Capital Region (MCR)	5,070,000	35,757,000		40,827,000

Central Office	5,070,000	35,657,000		40,727,000
National Fisheries Research and Development Institute		100,000		100,000
Region I - Ilocos	2,066,000	1,559,000		3,625,000

Regional Office - I	2,066,000	1,559,000		3,625,000
Cordillera Administrative Region (CAR)	1,277,000	820,000		2,097,000

Regional Office - CAR	1,277,000	820,000		2,097,000
Region II - Cagayan Valley	2,572,000	578,000		3,150,000

Regional Office - II	2,572,000	578,000		3,150,000
Region III - Central Luzon	606,000	815,000		1,421,000

Regional Office - III	606,000	815,000		1,421,000
Region IVA - CALABARZON	2,031,000	865,000		2,896,000

Regional Office - IVA	2,031,000	865,000		2,896,000
Region IVB - MIMAROPA	946,000	578,000		1,524,000

Regional Office - IVB	946,000	578,000		1,524,000
Region V - Bicol	593,000	996,000		1,589,000

Regional Office - V	593,000	996,000		1,589,000
Region VI - Western Visayas	1,474,000	530,000		2,004,000

Regional Office - VI	1,474,000	530,000		2,004,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	147
DEPARTMENT OF AGRICULTURE

Region VII - Central Visayas	1,857,000	1,016,000		2,873,000

Regional Office - VII	1,857,000	1,016,000		2,873,000
Region VIII - Eastern Visayas	2,556,000	838,000		3,394,000

Regional Office - VIII	2,556,000	838,000		3,394,000
Region IX - Zamboanga Peninsula	2,277,000	670,000		2,947,000

Regional Office - IX	2,277,000	670,000		2,947,000
Region X - Northern Mindanao	1,830,000	1,220,000		3,050,000

Regional Office - X	1,830,000	1,220,000		3,050,000
Region XI - Davao	593,000	774,000		1,367,000

Regional Office - XI	593,000	774,000		1,367,000
Region XII - SOCCSKSARGEN	2,136,000	1,104,000		3,240,000

Regional Office - XII	2,136,000	1,104,000		3,240,000
Region XIII - CARAGA		812,000		812,000

Regional Office - XIII		812,000		812,000

LOCALLY-FUNDED AND FOREIGN-ASSISTED SUB-PROGRAM		521,170,000	131,358,000	652,528,000

Project(s)
Locally-Funded Project(s)		261,550,000	25,450,000	287,000,000

Special Area for Agricultural Development Program		260,000,000	10,000,000	270,000,000

National Capital Region (NCR)		22,000,000	2,000,000	24,000,000

Central Office		22,000,000	2,000,000	24,000,000
Cordillera Administrative Region (CAR)		11,000,000	1,000,000	12,000,000

Regional Office - CAR		11,000,000	1,000,000	12,000,000
Region V - Bicol		45,000,000		45,000,000

Regional Office - V		45,000,000		45,000,000
Region VII - Central Visayas		26,000,000	1,000,000	27,000,000

Regional Office - VII		26,000,000	1,000,000	27,000,000
Region VIII - Eastern Visayas		78,000,000	3,000,000	81,000,000

Regional Office - VIII		78,000,000	3,000,000	81,000,000

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Region IX - Zamboanga Peninsula	11,000,000	1,000,000	12,000,000

Regional Office - IX	11,000,000	1,000,000	12,000,000
Region X - Northern Mindanao	15,000,000		15,000,000

Regional Office - X	15,000,000		15,000,000
Region XI - Davao	15,000,000		15,000,000

Regional Office - XI	15,000,000		15,000,000
Region XII - SOCCSKSARGEN	37,000,000	2,000,000	39,000,000

Regional Office - XII	37,000,000	2,000,000	39,000,000
Establishment and Operation of Aklan Provincial Fresh Water Tilapia Matchery	1,550,000	3,450,000	5,000,000

Region VI - Western Visayas	1,550,000	3,450,000	5,000,000

Regional Office - VI	1,550,000	3,450,000	5,000,000
Establishment of Community Fish Landing with Cold Storage in Palanan, Isabela		3,000,000	3,000,000

Region II - Cagayan Valley		3,000,000	3,000,000

Regional Office - II		3,000,000	3,000,000
Establishment of Community Fish Landing with Cold Storage in Dingalan, Aurora		3,000,000	3,000,000

Region III - Central Luzon		3,000,000	3,000,000

Regional Office - III		3,000,000	3,000,000
Establishment of Community Fish Landing with Cold Storage in Atimonan, Quezon		3,000,000	3,000,000

Region IV-A - CALABARZON		3,000,000	3,000,000

Regional Office - IV-A		3,000,000	3,000,000
Establishment of Community Fish Landing with Cold Storage in Guiuan, Eastern Samar		3,000,000	3,000,000

Region VIII - Eastern Visayas		3,000,000	3,000,000

Regional Office - VIII		3,000,000	3,000,000
Foreign-Assisted Project(s)	259,620,000	105,908,000	365,528,000

Fisheries, Coastal Resources and Livelihood Project (FishCORAL)	259,620,000	105,908,000	365,528,000

National Capital Region (NCR)	259,620,000	105,908,000	365,528,000

Central Office	259,620,000	105,908,000	365,528,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	149
DEPARTMENT OF AGRICULTURE

FISHERIES REGULATORY AND LAW ENFORCEMENT PROGRAM	274,750,000	1,451,882,000	42,160,000	1,768,792,000

Monitoring, control and surveillance	78,387,000	619,349,000		697,736,000

National Capital Region (NCR)	19,018,000	416,302,000		435,320,000

Central Office	19,018,000	416,302,000		435,320,000
Region I - Ilocos	5,034,000	14,323,000		19,357,000

Regional Office - I	5,034,000	14,323,000		19,357,000
Cordillera Administrative Region (CAR)		224,000		224,000

Regional Office - CAR		224,000		224,000
Region II - Cagayan Valley	7,020,000	29,025,000		36,045,000

Regional Office - II	7,020,000	29,025,000		36,045,000
Region III - Central Luzon	1,963,000	17,576,000		19,539,000

Regional Office - III	1,963,000	17,576,000		19,539,000
Region IVA - CALABARZON	4,352,000	8,300,000		12,652,000

Regional Office - IVA	4,352,000	8,300,000		12,652,000
Region IVB - MINAROPA	5,282,000	15,100,000		20,382,000

Regional Office - IVB	5,282,000	15,100,000		20,382,000
Region V - Bicol	6,914,000	15,400,000		22,314,000

Regional Office - V	6,914,000	15,400,000		22,314,000
Region VI - Western Visayas	2,849,000	14,715,000		17,564,000

Regional Office - VI	2,849,000	14,715,000		17,564,000
Region VII - Central Visayas	6,311,000	23,753,000		30,064,000

Regional Office - VII	6,311,000	23,753,000		30,064,000
Region VIII - Eastern Visayas	5,817,000	16,848,000		22,665,000

Regional Office - VIII	5,817,000	16,848,000		22,665,000
Region IX - Zamboanga Peninsula	4,659,000	11,750,000		16,409,000

Regional Office - IX	4,659,000	11,750,000		16,409,000
Region X - Northern Mindanao	924,000	10,450,000		11,374,000

Regional Office - X	924,000	10,450,000		11,374,000
Region XI - Davao	4,122,000	10,693,000		14,815,000

Regional Office - XI	4,122,000	10,693,000		14,815,000

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Region XII - SOCCSKSARGEN	4,122,000	5,640,000		9,762,000

Regional Office - XII	4,122,000	5,640,000		9,762,000
Region XIII - CARAGA		9,250,000		9,250,000

Regional Office - XIII		9,250,000		9,250,000

Quality control and inspection	68,732,000	99,330,000	6,890,000	174,952,000

National Capital Region (NCR)	8,205,000	52,330,000		60,535,000

Central Office	8,205,000	52,330,000		60,535,000
Region I - Ilocos	5,145,000	2,281,000		7,426,000

Regional Office - I	5,145,000	2,281,000		7,426,000
Cordillera Administrative Region (CAR)	984,000	655,000		1,639,000

Regional Office - CAR	984,000	655,000		1,639,000
Region II - Cagayan Valley	5,857,000	1,579,000		7,436,000

Regional Office - II	5,857,000	1,579,000		7,436,000
Region III - Central Luzon	3,598,000	2,098,000		5,696,000

Regional Office - III	3,598,000	2,098,000		5,696,000
Region IVA - CALABARZON	5,158,000	10,027,000	2,890,000	18,075,000

Regional Office - IVA	5,158,000	10,027,000	2,890,000	18,075,000
Region IVB - MIMAROPA	4,793,000	3,971,000		8,764,000

Regional Office - IVB	4,793,000	3,971,000		8,764,000
Region V - Bicol	4,148,000	2,200,000		6,348,000

Regional Office - V	4,148,000	2,200,000		6,348,000
Region VI - Western Visayas	3,942,000	2,921,000		6,863,000

Regional Office - VI	3,942,000	2,921,000		6,863,000
Region VII - Central Visayas	4,588,000	5,567,000		10,155,000

Regional Office - VII	4,588,000	5,567,000		10,155,000
Region VIII - Eastern Visayas	6,003,000	2,988,000		8,991,000

Regional Office - VIII	6,003,000	2,988,000		8,991,000
Region IX - Zamboanga Peninsula	5,622,000	1,276,000		6,898,000

Regional Office - IX	5,622,000	1,276,000		6,898,000
Region X - Northern Mindanao	2,054,000	2,495,000		4,549,000

Regional Office - X	2,054,000	2,495,000		4,549,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	151
DEPARTMENT OF AGRICULTURE

Region XI - Davao	4,122,000	2,174,000		6,296,000

Regional Office - XI	4,122,000	2,174,000		6,296,000
Region XII - SOCCSKSARGEN	4,171,000	4,452,000	4,000,000	12,623,000

Regional Office - XII	4,171,000	4,452,000	4,000,000	12,623,000
Region XIII - CARAGA	342,000	2,316,000		2,658,000

Regional Office - XIII	342,000	2,316,000		2,658,000

Quarantine, registration and Licensing	10,000	46,517,000		46,527,000

National Capital Region (NCR)		21,553,000		21,553,000

Central Office		21,553,000		21,553,000
Region I - Ilocos		3,626,000		3,626,000

Regional Office - I		3,626,000		3,626,000
Region II - Cagayan Valley	5,000	882,000		887,000

Regional Office - II	5,000	882,000		887,000
Region III - Central Luzon		1,779,000		1,779,000

Regional Office - III		1,779,000		1,779,000
Region IVA - CALABARZON		1,565,000		1,565,000

Regional Office - IVA		1,565,000		1,565,000
Region IVB - MIMAROPA		4,051,000		4,051,000

Regional Office - IVB		4,051,000		4,051,000
Region V - Bicol	5,000	2,301,000		2,306,000

Regional Office - V	5,000	2,301,000		2,306,000
Region VI - Western Visayas		1,771,000		1,771,000

Regional Office - VI		1,771,000		1,771,000
Region VII - Central Visayas		625,000		625,000

Regional Office - VII		625,000		625,000
Region VIII - Eastern Visayas		1,685,000		1,685,000

Regional Office - VIII		1,685,000		1,685,000
Region IX - Zamboanga Peninsula		748,000		748,000

Regional Office - IX		748,000		748,000

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Region X - Northern Mindanao		1,268,000	1,268,000

Regional Office - X		1,268,000	1,268,000
Region XI - Davao		1,736,000	1,736,000

Regional Office - XI		1,736,000	1,736,000
Region XII - SOCCSKSARGEN		1,112,000	1,112,000

Regional Office - XII		1,112,000	1,112, 000
Region XIII - CARAGA		1,815,000	1,815,000

Regional Office - XIII		1,815,000	1,815,000

Coastal and inland fisheries resource managenent	127,621,000	406,923,000	534,544,000

National Capital Region (NCR)	6,964,000	279,412,000	286,376,000

Central Office	6,964,000	279,412,000	286,376,000
Region I - Ilocos	7,425,000	8,137,000	15,562,000

Regional Office - I	7,425,000	8,137,000	15,562,000
Cordillera Administrative Region (CAR)	4,393,000	2,420, 000	6,813,000

Regional Office - CAR	4,393,000	2,420,000	6,813, 000
Region II - Cagayan Valley	9,732,000	5,571,000	15,303,000

Regional Office - II	9,732,000	5,571,000	15,303,000
Region III - Central Luzon	14,485,000	46,555,000	61,040, 000

Regional Office - III	14,485,000	46,555,000	61,040, 000
Region IVA - CALABARZON	9,385,000	4,220,000	13,605, 000

Regional Office - IVA	9,385,000	4,220,000	13,605, 000
Region IVB - MIMAROPA	8,591,000	520,000	9,111,000

Regional Office - IVB	8,591,000	520,000	9,111,000
Region V - Bicol	11,629,000	6,900,000	18,529,000

Regional Office - V	11,629,000	6,900,000	18,529,000
Region VI - Western Visayas	10,948,000	16,136,000	27,084,000

Regional Office - VI	10,948,000	16,136,000	27,084,000
Region VII - Central Visayas	9,356,000	11,164,000	20,520, 000

Regional Office - VII	9,356,000	11,164,000	20,520,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	153
DEPARTMENT OF AGRICULTURE

Region VIII - Eastern Visayas	13,798,000	5,206,000		19,004,000

Regional Office - VIII	13,798,000	5,206,000		19,004,000
Region IX - Zamboanga Peninsula	6,826,000	1,295,000		8,121,000

Regional Office - IX	6,826,000	1,295,000		8,121,000
Region X - Northern Mindanao	472,000	4,010,000		4,482,000

Regional Office - X	472,000	4,010,000		4,482,000
Region XI - Davao	6,778,000	3,595,000		10,373,000

Regional Office - XI	6,778,000	3,595,000		10,373,000
Region XII - SOCCSKSARGEN	5,555,000	4,553,000		10,108,000

Regional Office - XII	5,555,000	4,553,000		10,108,000
Region XIII - CARAGA	1,284,000	7,229,000		8,513,000

Regional Office - XIII	1,284,000	7,229,000		8,513,000
Projects		279,763,000	35,270,000	315,033,000

Locally-Funded Project(s)		15,500,000	10,500,000	26,000,000

Oplan Sagip Ludong Project (OSLP): Save Our Endangered Philippine Ludong (BFAR)		15,500,000	10,500,000	26,000,000

National Capital Region (NCR)		15,500,000	10,500,000	26,000,000

Central Office		15,500,000	10,500,000	26,000,000

Foreign-Assisted Project(s)		264,263,000	24,770,000	289,033,000

Integrated Marine Environment Monitoring System Phase 2 (PHILO Project Phase 2)		264,263,000	24,770,000	289,033,000

National Capital Region (NCR)		264,263,000	24,770,000	289,033,000

Central Office		264,263,000	24,770,000	289,033,000
FISHERIES EXTENSION PROGRAM	26,042,000	663,096,000		689,138,000

Extension Support, Education and Training Services (ESETS)	26,042,000	663,096,000		689,138,000

National Capital Region (NCR)	11,962,000	228,090,000		240,052,000

Central Office	11,962,000	227,819,000		239,781,000
National Fisheries Research and Development Institute		271,000		271,000
Region I - Ilocos	668,000	29,057,000		29,725,000

Regional Office - I	668,000	29,057,000		29,725,000

154	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Cordillera Administrative Region (CAR)	1,079,000	21,900,000	22,979,000

Regional Office - CAR	1,079,000	21,900,000	22,979,000
Region II - Cagayan Valley	1,274,000	45,166,000	46,440,000

Regional Office - II	1,274,000	45,166,000	46,440,000
Region III - Central Luzon		22,769,000	22,769,000

Regional Office - III		22,769,000	22,769,000
Region IVA - CALABARZON	354,000	19,069,000	19,423,000

Regional Office - IVA	354,000	19,069,000	19,423,000
Region IVB - MIMAROPA	2,954,000	27,489,000	30,443,000

Regional Office - IVB	2,954,000	27,489,000	30,443,000
Region V - Bicol	1,720,000	33,642,000	35,362,000

Regional Office - V	1,720,000	33,642,000	35,362,000
Region VI - Western Visayas	1,562,000	29,631,000	31,193,000

Regional Office - VI	1,562,000	29,631,000	31,193,000
Region VII - Central Visayas	1,888,000	43,988,000	45,876,000

Regional Office - VII	1,888,000	43,988,000	45,876,000
Region VIII - Eastern Visayas	1,758,000	30,916,000	32,674,000

Regional Office - VIII	1,758,000	30,916,000	32,674,000
Region IX - Zamboanga Peninsula		28,706,000	28,706,000

Regional Office - IX		28,706,000	28,706,000
Region X - Northern Mindanao		19,694,000	19,694,000

Regional Office - X		19,694,000	19,694,000
Region XI - Davao		17,722,000	17,722,000

Regional Office - XI		17,722,000	17,722,000
Region XII - SOCCSKSARGEN	823,000	27,191,000	28,014,000

Regional Office - XII	823,000	27,191,000	28,014,000
Region XIII - CARAGA		38,066,000	38,066,000

Regional Office - XIII		38,066,000	38,066,000
FISHERIES POLICY PROGRAM		39,381,000	39,381,000

Formulation, monitoring and evaluation

DECEMBER 29, 2017	OFFICIAL GAZETTE	155
DEPARTMENT OF AGRICULTURE

of policies, plans and programs	39,381,000	39,381,000

National Capital Region (NCR)	35,501,000	35,501,000

Central Office	35,501,000	35,501,000
Region I - Ilocos	1,530,000	1,530,000

Regional Office - I	1,530,000	1,530,400
Cordillera Administrative Region (CAR)	460,000	460,000

Regional Office - CAR	460,000	460,000
Region II - Cagayan Valley	350,000	350,000

Regional Office - II	350,000	350,000
Region III - Central Luzon	35,000	35,000

Regional Office - III	35,000	35,000
Region IVA - CALABARZON	190,000	190,000

Regional Office - IVA	190,000	190,000
Region IVB - MINAROPA	36,000	36,000

Regional Office - IVB	36,000	36,000
Region V - Bicol	500,000	500,000

Regional Office - V	500,000	500,000
Region VI - Western Visayas	17,000	17,000

Regional Office - VI	17,000	17,000
Region VII - Central Visayas	50,000	50,000

Regional Office - VII	50,000	50,000
Region VIII - Eastern Visayas	55,000	55,000

Regional Office - VIII	55,000	55,000
Region IX - Zamboanga Peninsula	50,000	50,000

Regional Office - IX	50,000	50,000
Region X - Northern Mindanao	37,000	37,000

Regional Office - X	37,000	37,000
Region XI - Davao	35,000	35,000

Regional Office - XI	35,000	35,000

156	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Region XII - SOCCSKSARGEN				40,000						40,000

Regional Office - XII				40,000						40,000
Region XIII - CARAGA				495,000						495,000

Regional Office - XIII				495,000						495,000

Sub-total, Operations		404,423,000		3,859,324,000				326,773,000		4,590,520,000

TOTAL NEW APPROPRIATIONS	P	621,110,000	P	4,894,887,000	P	57,000	P	576,440,000	P	6,092,494,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

Personnel Services

Civilian Personnel

Permanent Positions

Basic Salary	451,623

Total Permanent Positions	451,623

Other Compensation Common to All

Personnel Economic Relief Allowance	33,888
Representation Allowance	3,030
Transportation Allowance	3,030
Clothing and Uniform Allowance	7,060
Mid-Year Bonus	37,633
Year End Bonus	37,633
Cash Gift	7,060
Step Increment	1,130
Productivity Enhancement Incentive	7,060

Total Other Compensation Common to All	137,524

Other Compensation for Specific Groups

Magna Carta for Science & Technology Personnel	280
Longevity Pay	140

Total Other Compensation for Specific Groups	420

Other Benefits

PAG-IBIG Contributions	1,693
PhilHealth Contributions	4,700

DECEMBER 29, 2017	OFFICIAL GAZETTE	157
DEPARTMENT OF AGRICULTURE

Employees Compensation Insurance Premiums	1,693
Terminal Leave	15,295

Total Other Benefits	23,381

Non-Permanent Positions	8,162

Total Personnel Services	621,110

Maintenance and Other Operating Expenses

Travelling Expenses	527,723
Training and Scholarship Expenses	532,678
Supplies and Materials Expenses	1,965,618
Utility Expenses	70,946
Communication Expenses	68,874
Awards/Rewards and Prizes	66,366
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,603
Professional Services	115,854
General Services	50,539
Repairs and Maintenance	502,020
Financial Assistance/Subsidy	1,400
Taxes, Insurance Premiums and Other Fees	29,713
Labor and Wages	699,075
Other Maintenance and Operating Expenses
Advertising Expenses	9,350
Printing and Publication Expenses	17,835
Representation Expenses	5,169
Transportation and Delivery Expenses	8,926
Rent/Lease Expenses	37,568
Membership Dues and Contributions to Organizations	663
Subscription Expenses	36,724
Other Maintenance and Operating Expenses	146,243

Total Maintenance and Other Operating Expenses	4,894,887

Financial Expenses

Bank Charges	57

Total Financial Expenses	57

Total Current Operating Expenditures	5,516,054

Capital Outlays

Property, Plant and Equipment Outlay
Land Improvements Outlay	33,835
Infrastructure Outlay	10,350
Buildings and Other Structures	210,998
Machinery and Equipment Outlay	239,177
Transportation Outlay	63,080
Furniture, Fixtures and Books Outlay	19,000

Total Capital Outlays	576,440

TOTAL NEW APPROPRIATIONS	6,092,494

158	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

D. National Meat Inspection Service

For general administration and support, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	P	632,113,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	P	16,366,000	P	45,367,000		P	39,386,000	P	101,119,000

Operations		158,292,000		370,302,000			2,400,000		530,994,000

MEAT REGULATORY PROGRAM		158,292,000		127,992,000			2,400,000		288,684,000
LOCAL MEAT ESTABLISHMENT ASSISTANCE PROGRAM				242,310,000					242,310,000

TOTAL NEW APPROPRIATIONS	P	174,658,000	P	415,669,000		P	41,786,000		P 632,113,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	12,392,000	P	45,367,000		P	39,386,000	P	97,145,000
Administration of Personnel Benefits		3,974,000							3,974,000

Sub-total, General Administration and Support		16,366,000		45,367,000			39,386,000		101,119,000

Operations
Meat Safety and Quality Assured		158,292,000		127,992,000			2,400,000		288,684,000

MEAT REGULATORY PROGRAM		158,292,000		127,992,000			2,400,000		288,684,000

MEAT SAFETY AND QUALITY ASSURANCE SUB-PROGRAM		91,234,000		60,469,000					151,703,000

Meat inspection enforcement and deputation services		91,234,000		31,308,000					122,542,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	159
DEPARTMENT OF AGRICULTURE

Meat inspection development services				29,161,000				29,161,000
LICENSING AND REGISTRATION SUB-PROGRAM		67,058,000		67,523,000		2,400,000		136,981,000

Meat establishment licensing services		48,712,000		30,443,000				79,155,000
Meat importers and exporters registration services		18,346,000		37,080,000		2,400,000		57,826,000
Meat Industry Sector Developed				242,310,000				242,310,000

LOCAL MEAT ESTABLISHMENT ASSISTANCE PROGRAM				242,310,000				242,310,000

Meat establishment and meat inspection assistance to LGUs services				242,310,000				242,310,000

Sub-total, Operations		158,292,000		370,302,000		2,400,000		530,994,000

TOTAL NEW APPROPRIATIONS	P	174,658,000	P	415,669,000	P	41,786,000	P	632,113,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	126,513

Total Permanent Positions	126,513

Other Compensation Common to All
Personnel Economic Relief Allowance	7,488
Representation Allowance	2,118
Transportation Allowance	2,118
Clothing and Uniform Allowance	1,560
Mid-Year Bonus	10,543
Year End Bonus	10,543
Cash Gift	1,560
Step Increment	317
Productivity Enhancement Incentive	1,560

Total Other Compensation Common to All	37,807

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	4,470

Total Other Compensation for Specific Groups	4,470

Other Benefits
PAG-IBIG Contributions	375

160	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PhilHealth Contributions	1,144
Employees Compensation Insurance Premiums	375
Terminal Leave	3,974

Total Other Benefits	5,868

Total Personnel Services	174,658

Maintenance and Other Operating Expenses
Travelling Expenses	24,716
Training and Scholarship Expenses	25,413
Supplies and Materials Expenses	47,767
Utility Expenses	14,244
Communication Expenses	5,708
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	13,560
General Services	31,972
Repairs and Maintenance	9,597
Financial Assistance/Subsidy	230,265
Taxes, Insurance Premiums and Other Fees	2,200
Other Maintenance and Operating Expenses
Advertising Expenses	500
Printing and Publication Expenses	4,180
Rent/Lease Expenses	951
Other Maintenance and Operating Expenses	4,446

Total Maintenance and Other Operating Expenses	415,669

Total Current Operating Expenditures	590,327

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	8,000
Buildings and Other Structures	17,500
Machinery and Equipment Outlay	14,125
Furniture, Fixtures and Books Outlay	2,161

Total Capital Outlays	41,786

TOTAL NEW APPROPRIATIONS	632,113

E. Philippine Carabao Center

For general administration and support and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	P	489,530,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	P	12,947,000	P	20,510,000	P	50,000	P	P	33,507,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	161
DEPARTMENT OF AGRICULTURE

Operations	94,795,000	330,328,000		30,900,000	456,023,000

NATIONAL CARABAO DEVELOPMENT PROGRAM	94,795,000	330,328,000		30,900,000	456,023,000

TOTAL NEW APPROPRIATIONS	P 107,742,000	P 350,838,000	P 50,000	P 30,900,000	P 489,530,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P 12,947,000	P 20,510,000	P 50,000	P	P 33,507,000

Sub-total, General Administration and Support	12,947,400	20,510,000	50,000		33,507,000

Operations
Carabao-based enterprises enhanced
NATIONAL CARABAO DEVELOPMENT PROGRAM	94,795,000	330,328,000		30,900,000	456,023,000

Formulation and Monitoring of Plans, Programs and projects	4,814,000	5,717,000			10,531,000
Intensification of the National Upgrading Program	53,208,000	200,971,000		3,330,000	257,509,000
Carabao-Based Enterprise Development		22,461,000		10,000,000	32,461,000
Knowledge Management and Support Services	4,304,000	6,149,000			10,453,000
Research for Development	32,469,000	60,832,000		14,770,000	108,071,000
Animal Genetic Resource Conservation and Utilization		34,198,000		2,800,000	36,998,000

Sub-total, Operations	94,795,000	330,328,000		30,900,000	456,023,000

TOTAL NEW APPROPRIATIONS	P 107,742,000	P 350,838,000	P 50,000	P 30,900,000	P 489,530,000

162	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	79,113

Total Permanent Positions	79,113

Other Compensation Common to All
Personnel Economic Relief Allowance	4,800
Representation Allowance	1,194
Transportation Allowance	1,194
Clothing and Uniform Allowance	1,000
Mid-Year Bonus	6,592
Year End Bonus	6,592
Cash Gift	1,000
Step Increment	198
Productivity Enhancement Incentive	1,000

Total Other Compensation Common to All	23,570

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	3,268
Anniversary Bonus	573

Total Other Compensation for Specific Groups	3,841

Other Benefits
PAG-IBIG Contributions	241
PhilHealth Contributions	696
Employees Compensation Insurance Premiums	241
Loyalty Award - Civilian	40

Total Other Benefits	1,218

Total Personnel Services	107,742

Maintenance and Other Operating Expenses
Travelling Expenses	24,531
Training and Scholarship Expenses	23,039
Supplies and Materials Expenses	145,632
Utility Expenses	16,991
Communication Expenses	6,039
Awards/Rewards and Prizes	880
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	15,464
General Services	11,471

DECEMBER 29, 2017	OFFICIAL GAZETTE	163
DEPARTMENT OF AGRICULTURE

Repairs and Maintenance	28,370
Taxes, Insurance Premiums and Other Fees	6,140
Labor and Wages	54,766
Other Maintenance and Operating Expenses
Advertising Expenses	1,199
Printing and Publication Expenses	3,185
Representation Expenses	2,667
Transportation and Delivery Expenses	2,189
Rent/Lease Expenses	2,868
Membership Dues and Contributions to Organizations	650
Subscription Expenses	2,089
Other Maintenance and Operating Expenses	2,550

Total Maintenance and Other Operating Expenses	350,838

Financial Expenses

Bank Charges	20
Other Financial Charges	30

Total Financial Expenses	50

Total Current Operating Expenditures	458,630

Capital Outlays

Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	13,681
Furniture, Fixtures and Books Outlay	3,719
Biological Outlay	13,500

Total Capital Outlays	30,900

TOTAL NEW APPROPRIATIONS	489,530

F. PHILIPPINE CENTER FOR POSTHARVEST DEVELOPMENT AND MECHANIZATION
For general administration and support and operations, in support of the Modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	P 343,970,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P 19,215,000	P 33,242,000	P 20,000	P 20,866,000	P 73,343,000
Operations	63,569,000	102,601,000		104,457,000	270,627,000

AGRICULTURAL MECHANIZATION AND POSTHARVEST RESEARCH, DEVELOPMENT AND EXTENSION PROGRAM	63,569,000	102,601,000		104,457,000	270,627,000

TOTAL NEW APPROPRIATIONS	P 82,784,000	P 135,843,000	P 20,000	P 125,323,000	P 343,970,000

164	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Special Provision(s)

I. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	17,852,000	P	33,242,000	P	20,000	P	20,866,000	P	71,980,000
Administration of Personnel Benefits		1,363,000								1,363,000

Sub-total, General Administration and Support		19,215,000		33,242,000		20,000		20,866,000		73,343,000

Operations
Increase resource-use effeciency and productivity, reduce losses and add value to the produce through research, development, and extensions
AGRICULTURAL MECHANIZATION AND POSTHARVEST RESEARCH, DEVELOPMENT AND EXTENSION PROGRAM		63,569,000		102,601,000				104,457,000		270,627,000

Formulation, monitoring and evaluation of policies, plans and programs		6,957,000		848,000						7,805,000
Extension support education and training services		18,492,000		57,830,000				27,085,000		103,407,000
Research and development		38,120,000		43,923,000				77,372,000		159,415,000

Sub-total, Operations		63,569,000		102,601,000				104,457,000		270,627,000

TOTAL NEW APPROPRIATIONS	P	82,784,000	P	135,843,000	P	20,000	P	125,323,000	P	343,970,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

Personnel Services

Civilian Personnel

Permanent Positions

Basic Salary	52,662

Total Permanent Positions	52,662

DECEMBER 29, 2017	OFFICIAL GAZETTE	165
DEPARTMENT OF AGRICULTURE

Other Compensation Common to All

Personnel Economic Relief Allowance	2,808
Representation Allowance	900
Transportation Allowance	900
Clothing and Uniform Allowance	585
Mid-Year Bonus	4,389
Year End Bonus	4,389
Cash Gift	585
Step Increment	132
Productivity Enhancement Incentive	585

Total Other Compensation Common to All	15,273

Other Compensation for Specific Groups

Magna Carta for Science & Technology Personnel	12,089
Other Personnel Benefits	360
Anniversary Bonus	266

Total Other Compensation for Specific Groups	12,715

Other Benefits

PAG-IBIG Contributions	140
PhilHealth Contributions	436
Employees Compensation Insurance Premiums	140
Loyalty Award	55
Terminal Leave	1,363

Total Other Benefits	2,134

Total Personnel Services	82,784

Maintenance and Other Operating Expenses

Travelling Expenses	21,621
Training and Scholarship Expenses	10,361
Supplies and Materials Expenses	28,928
Utility Expenses	8,464
Communication Expenses	2,603
Awards/Rewards and Prizes	450
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	33,855
General Services	7,751
Repairs and Maintenance	10,901
Taxes, Insurance Premiums and Other Fees	1,675
Labor and Wages	546
Other Maintenance and Operating Expenses
Advertising Expenses	705
Printing and Publication Expenses	3,011
Representation Expenses	1,280
Transportation and Delivery Expenses	400
Rent/Lease Expenses	2,350
Membership Dues and Contributions to Organizations	120
Subscription Expenses	701
Other Maintenance and Operating Expenses	3

Total Maintenance and Other Operating Expenses	135,843

166	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Financial Expenses
Bank Charges	20

Total Financial Expenses	20

Total Current Operating Expenditures	218,647

Capital Outlays

Property, Plant and Equipment Outlay
Land Improvements Outlay	1,000
Buildings and other Structures	9,300
Machinery and Equipment Outlay	106,452
Transportation Equipment Outlay	6,300
Furniture, Fixtures and Books Outlay	2,271

Total Capital Outlays	125,323

TOTAL NEW APPROPRIATIONS	343,970

G. PHILIPPINE COUNCIL FOR AGRICULTURE AND FISHERIES

For general administration and support and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	P 179,543,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P 12,791,000	P	14,230,000	P 15,000		P	27,036,000
Operations	26,353,000		126,154,000				152,507,000

AGRICULTURE AND FISHERY STAKEHOLDERS ENGAGEMENT PROGRAM	26,353,000		126,154,000				152,507,000

TOTAL NEW APPROPRIATIONS	P 39,144,000	P	140,384,000	P 15,000		P	179,543,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support

DECEMBER 29, 2017	OFFICIAL GAZETTE	167
DEPARTMENT OF AGRICULTURE

General Management and Supervision	P	12,172,000	P	14,230,000	P 15,000	P	26,417,000
Administration of Personnel Benefits		619,000					619,000

Sub-total, General Administration and Support		12,791,000		14,230,000	15,000		27,036,000

Operations
Enhanced Agriculture and Fishery Stakeholders Participation in Policy Development
AGRICULTURE AND FISHERY STAKEHOLDERS ENGAGEMENT PROGRAM		26,353,000		126,154,000			152,507,000

Development and coordination of agriculture and fishery policies		10,078,000		47,720,000			57,798,000
Planning, monitoring and knowledge management		7,320,000		38,262,000			45,582,000
Partnership development		8,955,000		40,172,000			49,127,000

Sub-total, Operations		26,353,000		126,154,000			152,507,000

TOTAL NEW APPROPRIATIONS	P	39,144,000	P	140,384,000	P 15,000	P	179,543,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

Personnel Services

Civilian Personnel

Permanent Positions

Basic Salary	29,568

Total Permanent Positions	29,568

Other Compensation Common to All

Personnel Economic Relief Allowance	1,824
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	380
Mid-Year Bonus	2,464
Year End Bonus	2,464
Cash Gift	380
Step Increment	73
Productivity Enhancement Incentive	380

Total Other Compensation Common to All	8,445

Other Benefits

PAG-IDIG Contributions	91
PhilHealth Contributions	275

168	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Employees Compensation Insurance Premiums	91
Loyalty Award	55
Terminal Leave	619

Total Other Benefits	1,131

Total Personnel Services	39,144

Maintenance and Other Operating Expenses

Travelling Expenses	10,693
Training and Scholarship Expenses	6,727
Supplies and Materials Expenses	7,829
Utility Expenses	3,900
Communication Expenses	3,154
Awards/Rewards and Prizes	2,165
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	31,613
General Services	5,700
Repairs and Maintenance	1,230
Taxes, Insurance Premiums and Other Fees	905
Other Maintenance and Operating Expenses
Advertising Expenses	28
Printing and Publication Expenses	1,870
Representation Expenses	21,200
Rent/Lease Expenses	2,870
Subscription Expenses	50
Donations	26,989
Other Maintenance and Operating Expenses	13,343

Total Maintenance and Other Operating Expenses	140,384

Financial Expenses
Bank Charges	15

Total Financial Expenses	15

Total Current Operating Expenditures	179,543

TOTAL NEW APPROPRIATIONS	179,543

I. PHILIPPINE FIBER INDUSTRY DEVELOPMENT AUTHORITY

For general administration and support, support to operations and operations, including locally-funded projects in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	P	561,811,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	48,163,000	P	38,905,000	P	50,000	P	17,750,000	P	104,868,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	169
DEPARTMENT OF AGRICULTURE

Support to Operations		10,359,000		10,434,000						20,793,000
Operations		105,318,000		162,093,000				168,739,000		436,150,000

FIBER DEVELOPMENT PROGRAM		66,556,000		151,678,000				168,739,000		386,973,000
FIBER INDUSTRY REGULATORY PROGRAM		38,762,000		10,415,000						49,177,000

TOTAL NEW APPROPRIATIONS	P	163,840,000	P	211,432,000	P	50,000	P	186,489,000	P	561,811,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	45,974,000	P	38,905,000	P	50,000	P	17,750,000	P	102,679,000
Administration of Personnel Benefits		2,189,000								2,189,000

Sub-total, General Administration and Support		48,163,000		38,905,000		50,000		17,750,000		104,868,000

Support to Operations
Formulation and Monitoring of Policies, Plans and Programs		10,359,000		10,434,000						20,793,000

Sub-total, Support to Operations		10,359,000		10,434,000						20,793,000

Operations
Productivity in the fiber industry increased
FIBER DEVELOPMENT PROGRAM		66,556,000		151,678,000				168,739,000		386,973,000

Production Support Services				53,470,000				71,800,000		125,270,000
Extension Support, Education and Training Services		41,149,000		10,284,000						51,433,000
Research and Development		25,407,000		17,674,000				38,989,000		82,070,000

170	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Project(s)
Locally-Funded Project(s)				70,250,000				57,950,000		128,200,000

Cotton Development Project				50,000,000						50,000,000

National Capital Region (NCR)				50,000,000						50,000,000

Central Office				50,000,000						50,000,000
Establishment of Weaving and Processing Centers (Pandan, Antique; Bugason, Antique; Oatnongon, Antique; Miag-ao, Iloilo; Pinili, Ilocos Norte, Laguindingan, Misamis Oriental)				4,372,000				12,650,000		17,022,000

National Capital Region (NCR)				4,372,000				12,650,000		17,022,000

Central Office				4,372,000				12,650,000		17,022,000
Establishment of Ginning and Spinning Facility for Cotton (Patnongon, Antique; Dumingag, Zamboanga del Sur)				300,000				39,700,000		40,000,000

National Capital Region (NCR)				300,000				39,700,000		40,000,000

Central Office				300,000				39,700,000		40,000,000
Establishment of Pineapple Farms and Fiber Extraction Facilities (Camarines Norte, Antique, Aklan)				14,400,000				5,600,000		20,000,000

National Capital Region (NCR)				14,400,000				5,600,000		20,000,000

Central Office				14,400,000				5,600,000		20,000,000
Abaca Fiber Production (San Jose; Lauan, Antique)				1,178,000						1,178,000

National Capital Region (NCR)				1,178,000						1,178,000

Central Office				1,178,000						1,178,000
FIBER INDUSTRY REGULATORY PROGRAM		38,762,000		10,415,000						49,177,000

Quality Control and Inspection		27,609,000		8,241,000						35,850,000
Registration and Licensing		11,153,000		2,174,000						13,327,000

Sub-total, Operations		105,318,000		162,093,000				168,739,000		436,150,000

TOTAL NEW APPROPRIATIONS	P	163,840,000	P	211,432,000	P	50,000	P	186,489,000	P	561,811,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	171
DEPARTMENT OF AGRICULTURE

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	123,014

Total Permanent Positions	123,014

Other Compensation Common to All
Personnel Economic Relief Allowance	8,304
Representation Allowance	1,122
Transportation Allowance	1,122
Clothing and Uniform Allowance	1,730
Mid-Year Bonus	10,252
Year End Bonus	10,252
Cash Gift	1,730
Step Increment	308
Productivity Enhancement Incentive	1,730

Total Other Compensation Common to All	36,550

Other Benefits
PAG-IDIG Contributions	415
PhilHealth Contributions	1,257
Employees Compensation Insurance Premiums	415
Terminal Leave	2,189

Total Other Benefits	4,276

Total Personnel Services	163,840

Maintenance and Other Operating Expenses
Travelling Expenses	24,128
Training and Scholarship Expenses	15,215
Supplies and Materials Expenses	86,515
Utility Expenses	7,754
Communication Expenses	7,471
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,004
Professional Services	13,572
General Services	6,915
Repairs and Maintenance	2,161
Financial Assistance/Subsidy	10,000
Taxes, Insurance Premiums and Other Fees	1,173
Labor and Wages	17,772
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,345

172	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Representation Expenses	4,200
Transportation and Delivery Expenses	3,154
Rent/Lease Expenses	8,114
Membership Dues and Contributions to Organizations	152
Subscription Expenses	542
Other Maintenance and Operating Expenses	245

Total Maintenance and Other Operating Expenses	211,432

Financial Expenses
Bank Charges	50

Total Financial Expenses	50

Total Current Operating Expenditures	375,322

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures Outlay	64,300
Machinery and Equipment Outlay	120,689
Transportation Equipment Outlay	1,500

Total Capital Outlays	186,489

TOTAL NEW APPROPRIATIONS	561,811

DECEMBER 29, 2017	OFFICIAL GAZETTE	173
DEPARTMENT OF AGRICULTURE

GENERAL SUMMARY

DEPARTMENT OF AGRICULTURE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. Office of the Secretary	P	3,062,156,000	P	19,547,424,000	P	1,755,000	P	21,307,843,000	P	43,919,178,000
B. Agricultural Credit Policy Council		36,096,000		27,583,000		11,000		1,053,930,000		1,117,620,000
C. Bureau of Fisheries and Aquatic Resources		621,110,000		4,894,887,000		57,000		576,440,000		6,092,494,000
D. National Meat Inspection Service		174,658,000		415,669,000				41,786,000		632,113,000
E. Philippine Carabao Center		107,742,000		350,838,000		50,000		30,900,000		489,530,000
F. Philippine Center for Post-Harvest Development and Mechanization		82,784,000		135,843,000		20,000		125,323,000		343,970,000
G. Philippine Council for Agriculture and Fisheries		39,144,000		140,384,000		15,000				179,543,000
H. Philippine Fiber Industry Development Authority		163,840,000		211,432,000		50,000		186,489,000		561,811,000

Total New Approprriations, Department of Agriculture	P	4,287,530,000	P	25,724,060,000	P	1,958,000	P	23,322,711,000	P	53,336,259,000

174	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

VI. DEPARTMENT OF BUDGET AND MANAGEMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P1,886,660,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS

General Administration and Support	P	326,029,000	P	294,489,000	P	107,000	P	109,035,000	P	729,660,000
Support to Operations		22,390,000		572,168,000				155,893,000		750,451,000
Operations		326,400,000		80,149,000						406,549,000

ORGANIZATIONAL AND PRODUCTIVITY ENHANCEMENT PROGRAM		24,952,000		5,820,000						30,772,000
BUDGET OPERATIONS AND PERFORMANCE MANAGEMENT PROGRAM		270,341,000		56,221,000						326,562,000
LOCAL EXPENDITURE MANAGEMENT POLICY DEVELOPMENT PROGRAM		8,784,000		2,753,000						11,537,000
RESULTS-BASED PERFORMANCE MANAGEMENT PROGRAM		9,917,000		2,802,000						12,719,000
FISCAL DISCIPLINE AND OPENNESS PROGRAM		12,406,000		12,553,000						24,959,000

TOTAL NEW APPROPRIATIONS	P	674,819,000	P	946,806,000	P	107,000	P	264,928,000	P	1,886,660,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

DECEMBER 29, 2017	OFFICIAL GAZETTE	175
DEPARTMENT OF BUDGET AND MANAGEMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	300,920,000	P	294,489,000	P	107,000	P	109,035,000	P	704,551,000

National Capital Region (NCR)		195,022,000		213,785,000		25,000		106,500,000		515,332,000

Central Office		188,253,000		208,585,000		20,000		106,500,000		503,358,000
Regional Office - NCR		6,769,000		5,200,000		5,000				11,974,000
Region I - Ilocos		7,027,000		5,293,000		5,000		2,535,000		14,860,000

Regional Office - I		7,027,000		5,293,000		5,000		2,535,000		14,860,000
Cordillera Administrative Region (CAR)		7,930,000		2,880,000		5,000				10,815,000

Regional Office - CAR		7,930,000		2,880,000		5,000				10,815,000
Region II - Cagayan Valley		7,942,000		4,097,000		5,000				12,044,000

Regional Office - II		7,942,000		4,097,000		5,000				12,044,000
Region III - Central Luzon		7,820,000		5,347,000		5,000				13,172,000

Regional Office - III		7,820,000		5,347,000		5,000				13,172,000
Region IVA - CALABARZON		8,787,000		5,035,000		5,000				13,827,000

Regional Office - IVA		8,787,000		5,035,000		5,000				13,827,000
Region IVB - MIMAROPA		7,047,000		13,814,000		5,000				20,866,000

Regional Office - IVB		7,047,000		13,814,000		5,000				20,866,000
Region V - Bicol		4,669,000		5,079,000		6,000				9,754,000

Regional Office V		4,669,000		5,079,000		6,000				9,754,000
Region VI - Western Visayas		7,161,000		3,146,000		5,000				10,312,000

Regional Office VI		7,161,000		3,146,000		5,000				10,312,000
Region VII - Central Visayas		7,845,000		4,182,000		6,000				12,033,000

Regional Office VII		7,845,000		4,182,000		6,000				12,033,000
Region VIII - Eastern Visayas		4,628,000		6,530,000		10,000				11,168,000

Regional Office VIII		4,628,000		6,530,000		10,000				11,168,000
Region IX - Zamboanga Peninsula		7,265,000		5,819,000		5,000				13,089,000

Regional Office IX		7,265,000		5,819,000		5,000				13,089,000

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Region X - Northern Mindanao	6,557,000	3,551,000	5,000		10,113,000

Regional Office X	6,557,000	3,551,000	5,000		10,113,000
Region XI - Davao	8,388,000	. 5,185,000	5,000		13,578,000

Regional Office XI	8,388,000	5,185,000	5,000		13,578,000
Region XII - SOCCSKSARGEN	6,895,000	5,436,000	5,000		12,336,000

Regional Office - XII	6,895,000	5,436,000	5,000		12,336,000
Region XIII - CARAGA	5,937,000	5,310,000	5,000		11,252,000

Regional Office - XIII	5,937,000	5,310,000	5,000		11,252,000
Administration of Personnel Benefits	25,109,000				25,109,000

National Capital Region (NCR)	25,109,000				25,109,000

Central Office	24,962,000				24,962,000
Regional Office - NCR	147,000				147,000

Sub-total, General Administration and Support	326,029,000	294,489,000	107,000	109,035,000	729,660,000

Support to Operations
Legal services	7,337,000	4,436,000			11,773,000

National Capital Region (NCR)	7,337,000	4,436,000			11,773,000

Central Office	7,337,000	4,436,000			11,773,000
Information and communications technology systems services	6,963,000	281,409,000		34,000,000	322,372,000

National Capital Region (NCR)	6,963,000	281,409,000		34,000,000	322,372,000

Central Office	6,963,000	281,409,000		34,000,000	322,372,000
Budget information and Training Services	8,090,000	8,821,000			16,911,000

National Capital Region (NCR)	8,090,000	8,821,000			16,911,000

Central Office	8,090,000	8,821,000			16,911,000
Project(s)
Locally-Funded Project(s)		277,502,000		121,893,000	399,395,000

Budget Improvement Project		58,301,000			58,301,000

National Capital Region (NCR)		58,301,000			58,301,000

Central Office		58,301,000			58,301,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	177
DEPARTMENT OF BUDGET AND MANAGEMENT

Public Financial Management Program		219,201,000	121,893,000	341,094,000

National Capital Region (NCR)		219,201,000	121,893,000	341,094,000

Central Office		219,201,000	121,893,000	341,094,000

Sub-total, Support to Operations	22,390,000	572,168,000	155,893,000	750,451,000

Operations
Allocative efficiency and operational effectiveness enhanced	313,994,000	67,596,000		381,590,000

ORGANIZATIONAL AND PRODUCTIVITY ENHANCEMENT PROGRAM	24,952,000	5,820,000		30,772,000

Policy formulation, standards-setting and evaluation of management systems improvement and productivity enhancement initiatives	12,572,000	2,658,000		15,230,000

National Capital Region (NCR)	12,572,000	2,658,000		15,230,000

Central Office	12,572,000	2,658,000		15,230,000
Policy formulation, standards-setting, evaluation of organization and staffing modification, compensation, position classification and administration of the unified compensation and position classification system	12,380,000	3,162,000		15,542,000

National Capital Region (NCR)	12,380,000	3,162,000		15,542,000

Central Office	12,380,000	3,162,000		15,542,000
BUDGET OPERATIONS AND PERFORMANCE MANAGEMENT PROGRAM	270,341,000	56,221,000		326,562,000

Preparation, administration and review of the budget of National Government Agencies, GOCCs, SUCs and LGUs	248,932,000	52,925,000		301,857,000

National Capital Region (NCR)	121,009,000	17,419,000		138,428,000

Central Office	112,452,000	15,096,000		127,548,000
Regional Office - NCR	8,557,000	2,323,000		10,880,000
Region I - Ilacos	9,297,000	3,529,000		12,826,000

Regional Office - I	9,297,000	3,529,000		12,826,000
Cordillera Administrative Region (CAR)	6,962,000	1,225,000		8,187,000

Regional Office - CAR	6,962,000	1,225,000		8,187,000

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Region II - Cagayan Valley	9,068,000	1,460,000	10,528,000

Regional Office - II	9,068,000	1,460,000	10,528,000
Region III - Central Luzon	9,371,000	3,018,000	12,389,000

Regional Office - III	9,371,000	3,018,000	12,389,000
Region IVA - CALABARZON	8,177,000	2,025,000	10,202,000

Regional Office - IVA	8,177,000	2,025,000	10,202,000
Region IVB - MIMAROPA	7,543,000	1,990,000	9,533,000

Regional Office - IVB	7,543,000	1,990,000	9,533,000
Region V - Bicol	8,345,000	3,104,000	11,449,000

Regional Office V	8,345,000	3,104,000	11,449,000
Region VI - Western Visayas	10,396,000	2,406,000	12,802,000

Regional Office VI	10,396,000	2,406,000	12,802,000
Region VII - Central Visayas	9,406,000	2,009,000	11,415,000

Regional Office VII	9,406,000	2,009,000	11,415,000
Region VIII - Eastern Visayas	9,953,000	1,693,000	11,646,000

Regional Office VIII	9,953,000	1,693,000	11,646,000
Region IX - Zamboanga Peninsula	9,668,000	2,016,000	11,684,000

Regional Office IX	9,668,000	2,016,000	11,684,000
Region X - Northern Mindanao	7,709,000	2,182,000	9,891,000

Regional Office X	7,709,000	2,182,000	9,891,000
Region XI - Davao	7,287,000	3,312,000	10,599,000

Regional Office XI	7,287,000	3,312,000	10,599,000
Region XII - SOCCSKSARGEN	7,432,000	2,831,000	10,263,000

Regional Office - XII	7,432,000	2,831,000	10,263,000
Region XIII - CARAGA	7,309,000	2,706,000	10,015,000

Regional Office - XIII	7,309,000	2,706,000	10,015,000
Policy formulation and standard-setting on budget preparation, execution, and accountability of the NGAs, GOCCs, SUCs and LGUs	21,409,000	3,296,000	24,705,000

National Capital Region (NCR)	21,409,000	3,296,000	24,705,000

Central Office	21,409,000	3,296,000	24,705,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	179
DEPARTMENT OF BUDGET AND MANAGEMENT

LOCAL EXPENDITURE MANAGEMENT POLICY DEVELOPMENT PROGRAM	8,784,000	2,753,000			11,537,000

Promulgate Public Expenditure Management (PEM) policies and practices in LGUs	8,784,000	2,753,000			11,537,000

National Capital Region (NCR)	8,784,000	2,753,000			11,537,000

Central Office	8,784,000	2,753,000			11,537,000
RESULTS-BASED PERFORMANCE MANAGEMENT PROGRAM	9,917,000	2,802,000			12,719,000

Policy formulation, standards-setting and management of the results-based performance monitoring, evaluation and reporting system	9,917,000	2,802,000			12,719,000

National Capital Region (NCR)	9,917,000	2,802,000			12,719,000

Central Office	9,917,000	2,802,000			12,719,000
Budget improved through sustainable fiscal discipline and fiscal openness	12,406,000	12,553,000			24,959,000

FISCAL DISCIPLINE AND OPENNESS PROGRAM	12,406,000	12,553,000			24,959,000

Formulation and preparation of fiscal, expenditure, and reform frameworks to link the budget with the national development goals	12,406,000	10,935,000			23,341,000

National Capital Region (NCR)	12,406,000	10,935,000			23,341,000

Central Office	12,406,000	10,935,000			23,341,000
Develop and promote fiscal transparency and participation standards and strategies		1,618,000			1,618,000

National Capital Region (NCR)		1,618,000			1,618,000

Central Office		1,618,000			1,618,000

Sub-total, Operations	326,400,000	80,149,000			406,549,000

TOTAL NEW APPROPRIATIONS	P674,819,000	P946,806,000	P107,000	P264,928,000	P1,886,660,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures

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Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	413,712

Total Permanent Positions	413,712

Other Compensation Common to All
Personnel Economic Relief Allowance	18,144
Representation Allowance	12,558
Transportation Allowance	12,378
Clothing and Uniform Allowance	3,780
Honoraria	4,922
Mid-Year Bonus - Civilian	34,477
Year End Bonus	34,477
Cash Gift	3,780
Step Increment	1,031
Productivity Enhancement Incentive	3,780

Total Other Compensation Common to All	129,327

Other Compensation for Specific Groups
Other Personnel Services	37,393

Total Other Compensation for Specific Groups	37,393

Other Benefits
PAG-IBIG Contributions	912
PhilHealth Contributions	2,956
Employees Compensation Insurance Premiums	912
Retirement Gratuity	20,241
Terminal Leave	4,868

Total Other Benefits	29,889

Non-Permanent Positions	64,498

Total Personnel Services	674,819

Maintenance and Other Operating Expenses
Travelling Expenses	35,691
Training and Scholarship Expenses	142,942
Supplies and Materials Expenses	45,688
Utility Expenses	42,501
Communication Expenses	25,248
Survey, Research, Exploration and Development Expenses	300
Confidential, Intelligence and Extraordinary Expenses Extraordinary and Miscellaneous Expenses	6,268
Professional Services	261,377
General Services	55,006
Repairs and Maintenance	29,493
Taxes, Insurance Premiums and Other Fees	10,186
Other Maintenance and Operating Expenses

DECEMBER 29, 2017	OFFICIAL GAZETTE	181
DEPARTMENT OF BUDGET AND MANAGEMENT

Advertising Expenses	2,510
Printing and Publication Expenses	46,347
Representation Expenses	15,441
Transportation and Delivery Expenses	800
Rent/Lease Expenses	29,413
Membership Dues and Contributions to Organizations	20
Subscription Expenses	191,223
Other Maintenance and Operating Expenses	6,352

Total Maintenance and Other Operating Expenses	946,806

Financial Expenses
Bank Charges	107

Total Financial Expenses	107

Total Current Operating Expenditures	1,621,732

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvement Outlay	3,000
Buildings and Other Structures	102,500
Machinery and Equipment Outlay	158,383
Furniture, Fixtures and Books Outlay	1,000
Other Property, Plant and Equipment Outlay	45

Total Capital OutLays	264,928

TOTAL NEW APPROPRIATIONS	1,886,660

B. GOVERNMENT PROCUREMENT POLICY BOARD-TECHNICAL SUPPORT OFFICE

For general administration and support, support to operations, and operations, as indicated hereunder	P 248,472,000

New Appropriations, by program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	10,698,000	P	7,657,000	P	3,300,000	P	21,655,000
Support to Operations		2,163,000		1,522,000				3,685,000
Operations		14,171,000		8,961,000		200,000,000		223,132,000

PROCUREMENT POLICY ADVISORY AND TECHNICAL SUPPORT PROGRAM		14,171,000		8,961,000		200,000,000		223,132,000

TOTAL NEW APPROPRIATIONS	P	27,032,000	P	18,140,000	P	203,300,000	P	248,472,000

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Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P10,698,000	P 7,657,000	P 3,300,000	P 21,655,000

Sub-total, General Administration and Support	10,698,000	7,657,000	3,300,000	21,655,000

Support to Operations
Information and communications technology systems services	2,163,000	1,522,000		3,685,000

Sub-total, Support to Operations	2,163,000	1,522,000		3,685,000

Operations
Efficient Government Operations	14,171,000	8,961,000	200,000,000	223,132,000

PROCUREMENT POLICY ADVISORY AND TECHNICAL SUPPORT PROGRAM	14,171,000	8,961,000	200,000,000	223,132,000

Technical and administrative support to the Government Procurement Policy Board thru Legal Research, Capacity Development and Performance Monitoring Services	14,171,000	8,961,000	200,000,000	223,132,000

Sub-total, Operations	14,171,000	8,961,000	200,000,000	223,132,000

TOTAL NEW APPROPRIATIONS	P27,032,000	P18,140,000	P203,300,000	P248,472,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

DECEMBER 29, 2017	OFFICIAL GAZETTE	183
DEPARTMENT OF BUDGET AND MANAGEMENT

Basic Salary	20,011

Total Permanent Positions	20,011

Other Compensation Common to All

Personnel Economic Relief Allowance	792
Representation Allowance	420
Transportation Allowance	420
Clothing and Uniform Allowance	165
Mid-Year Bonus - Civilian	1,668
Year End Bonus	1,668
Cash Gift	165
Step Increment	50
Productivity Enhancement Incentive	165

Total Other Compensation Common to All	5,513

Other Compensation for Specific Groups

Anniversary Bonus - Civilian	93

Total Other Compensation for Specific Groups	93

Other Benefits

PAG-IBIG Contribbutions	40
PhilHealth Contributions	141
Employees Compensation Insurance Premiums	40

Total Other Benefits	221

Non Permanent Positions	1,194

Total Personnel Services	27,032

Maintenance and Other Operating Expenses

Travelling Expenses	1,617
Training and Scholarship Expenses	7,916
Supplies and Materials Expenses	1,468
Utility Expenses	750
Communication Expenses	993
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	1,185
General Services	655
Repairs and Maintenance	200
Taxes, Insurance Premiums and Other Fees	330
Other Maintenance and Operating Expenses
Advertising Expenses	300
Printing and Publication Expenses	234
Representation Expenses	1,156
Rent/Lease Expenses	880
Subscription Expenses	150
Other Maintenance and Operating Expenses	126

Total Maintenance and Other Operating Expenses	18,140

Total Current Operating Expenditures	45,172

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Capital Outlays

Property, Plant and Equipment Outlay Buildings and Other Structures	200,000
Transportation Equipment Outlay	3,300

Total Capital Outlays	203,300

TOTAL NEW APPROPRIATIONS	248,472

DECEMBER 29, 2017	OFFICIAL GAZETTE	185
DEPARTMENT OF BUDGET AND MANAGEMENT

GENERAL SUMMARY

DEPARTMENT OF BUDGET AND MANAGEMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	P	674,819,000	P	946,806,000	P	107,000	P	264,928,000	P	1,886,660,000
B. GOVERNMENT PROCUREMENT POLICY BOARD-TECHNICAL SUPPORT OFFICE		27,032,000		18,140,000				203,300,000		248,472,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF BUDGET AND MANAGEMENT	P	701,851,000	P	964,946,000	P	107,000	P	468,228,000	P	2,135,132,000

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GENERAL APPROPRIATIONS ACT, FY 2018

VII. DEPARTMENT OF EDUCATION

A. Office of the Secretary

For general administration and support, support to operations, and operations, as indicated hereunder	P552,522,689,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P 21,487,962,000	P 3,386,556,000	P 1,290,000,000	P 26,164,518,000
Support to Operations	1,622,250,000	1,695,458,000	32,500,000	3,350,208,000
Operations	330,095,414,000	71,775,382,000	121,137,167,000	523,007,963,000

EDUCATION POLICY DEVELOPMENT PROGRAM	6,415,918,000	820,564,000		7,236,482,000
BASIC EDUCATION INPUTS PROGRAM	38,931,838,000	9,116,578,000	121,032,167,000	169,080,583,000
INCLUSIVE EDUCATION PROGRAM		1,251,895,000		1,251,895,000
SUPPORT TO SCHOOLS AND LEARNERS PROGRAM	284,733,034,000	57,180,000,000	105,000,000	342,018,034,000
EDUCATION HUMAN RESOURCE DEVELOPMENT PROGRAM	14,624,000	3,406,345,000		3,420,969,000

TOTAL NEW APPROPRIATIONS	P353,205,626,000	P76,857,396,000	P122,459,667,000	P552,522,689,000

Special Provision(s)

1. Revolving Fund of National Elementary and Secondary Schools for Instructional Programs. The revolving fund constituted from the income earned by national elementary and secondary schools from fees, charges, and assessments collected in the exercise of their functions such as, but not limited to, certification or authentication of Forms 137 and 138 and diplomas, sale of scrap materials, charges for lost identification cards, and such other services, shall be used to augment the schools’ instructional programs and MODE. All income earned and corresponding disbursements shall be properly recorded or booked. Disbursements shall be made in accordance with the guidelines issued by DepEd and budgeting, accounting and auditing rules and regulations.

Disbursements or expenditures by the schools in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The DepEd shall submit its quarterly reports on income and expenditure with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on DepEd website for a period of three (3) years. The Secretary of Education shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Revolving Fund of National Elementary and Secondary Schools for Manufacturing and Production Programs. The revolving fund constituted from the income earned by national elementary and secondary schools from manufacturing and production programs, including auxiliary services pursuant to LOI No. 1026 dated May 23, 1980 shall be used to: (i) cover expenses directly incurred in said programs; (ii) augment scholarship to students who are directly involved in said programs; and (iii) cover student loans essential to support school-student projects or enterprises. All income earned and corresponding disbursements shall be properly recorded or booked. Disbursements shall be made in accordance with the guidelines issued by DepEd and budgeting, accounting and auditing rules and regulations.

DECEMBER 29, 2017	OFFICIAL GAZETTE	187
DEPARTMENT OF EDUCATION

Disbursements or expenditures by the schools in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The DepEd shall submit its quarterly reports on income and expenditure with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee an Finance, by posting said reports on DepEd website for a period of three (3) years. The Secretary of Education shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

3. Revolving Fund of DepEd Training Centers. The revolving fund constituted from the income earned by the DepEd-managed and/or owned training centers from rentals in the use of their buildings and facilities including board and lodging, shall be used for the MODE and Capital Outlay requirements of the training centers. Disbursements shall be made in accordance with the guidelines issued by DepEd and budgeting, accounting and auditing rules and regulations.

Disbursements or expenditures by the said training centers in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The DepEd shall submit its quarterly reports on income and expenditure with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on DepEd website for a period of three (3) years. The Secretary of Education shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

4. Quick Response Fund. The amount of Two Billion Pesos (P2,000,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a standby fund to be used for the replacement, reconstruction, rehabilitation and/or repair of school buildings and facilities in order that the situation and living conditions of people in communities or areas stricken by calamities, epidemics, crises and catastrophes, which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities, nor be realigned for any other purpose not authorized in this act.

The DepEd shall submit to the DBM, the National Disaster Risk Reduction and Management Council, the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document, quarterly reports on the status of the utilization of the QRF. The Secretary of Education and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that said quarterly reports are likewise posted on the DepEd website.

5. Basic Education Facilities. The amount of One Hundred Five Billion Four Hundred Sixty One Million Two Hundred Eighty Seven Thousand Pesos (P105,461,287,000) appropriated herein under the Basic Education Facilities shall be allocated, as follows:

(a) Eighty Four Billion Seven Hundred Eighty Three Million Six Hundred Thirty One Thousand Six Hundred Pesos (P84,783,631,600) for the construction, replacement, and completion of kindergarten, elementary and secondary school buildings and technical vocational laboratories, and the construction of water and sanitation facilities to include the provision of water supply system by tapping any source to all available distribution points of the school or suitable water storage, and the provision of electrical supply system, which may include upgrading of the existing connections and installation of transformers appropriate for the needs of the schools. One percent (1%) of this amount shall serve as buffer fund to cover unforseen changes in the detailed engineering designs during project implementation such as additional costs for hauling, site adaptation, demolition cost and changes in the foundation designs. The buffer fund shall be used by the DPWH, upon approval of the DepEd on the proposed changes, as evaluated by the DPWH Bureau of Designs and Bureau of Construction.

Said amount shall be released directly to the DPWH, which shall implement the same based on the list, location, and the standards and specifications of school buildings, technical vocational laboratories and water and sanitation facilities identified or prescribed by the DepEd. Whenever applicable and cost effective, the DepEd and DPWH shall endeavor to use indigenous and sustainable materials in the construction of its basic education facilities;

(b) Four Hundred Twenty Six Million Forty Eight Thousand Four Hundred Pesos (P426,048,400) for Engineering and Administrative Overhead (EAO) expenses which shall be limited to: (i) administrative overhead including the hiring of individuals engaged through job-orders or contracts of service or such other engagement of personnel without any employer-employee relationship; (ii) pre-construction activities after detailed engineering; (iii) construction project management; (iv) testing and quality control; (v) acquisition, rehabilitation and repair of related equipment and parts; and (vi) contingencies in relation to pre-construction activities. The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost. Of said amount, Two Hundred Thirteen Million Twenty Four Thousand Two Hundred Pesos (P213,024,200) shall be released directly to the DPWH for the same purpose;

(c) Five Billion Pesos (P5,000,000,000) for the conduct of site validation, preliminary and detailed engineering activities such as subsoil exploration and geotechnical evaluation including expenses for site validation activities and the hiring of engineers. Of said amount, Two Billion Pesos (P2,000,000,000) shall be released directly to the DPWH for subsoil exploration and geotechnical evaluation, while the Three Billion Pesos (P3.000,000,000) shall be divided equally between and released directly to DPWH and DepEd to cover expenses for site validation activities, hiring of engineers and other preliminary detailed engineering activities;

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(d) Six Billion Eight Hundred Million Pesos (P6,800,000,000) for the rehabilitation, renovation and repair of kindergarten, elementary and secondary school buildings, and repair of water and sanitation facilities. The Deped shall implement a “Repair All” policy to cover all repair needs of the schools. For this purpose, the DepEd shall be authorized to repair multi-purpose buildings, gymnasiums, stages, courts, fences, walkways and other non-classroom facilities damaged by calamities and having immediate repair needs. Likewise, one half of one percent (0.5%) of the total project cost shall be authorized for the EAO expenses of the DepEd for the monitoring and supervision of projects;

(e) Three Billion Four Hundred Seventy Eight Million Three Hundred Eighty Five Thousand Pesos (P3,478,385,000) for the acquisition of school desks, furniture and fixtures to ensure that all newly constructed and existing kindergarten, elementary and secondary school buildings are provided with the corresponding number of school desks, furniture and fixtures.

In the procurement thereof, the DepEd shall: (i) give preference to arts and trade schools and other similar technical or vocational schools with technical capabilities to manufacture and fabricate school desks, furniture and fixtures; and (ii) ensure that ten percent (10%) of this amount is allocated for cooperatives of persons with disabilities while fifteen percent (15%) for other types of cooperatives subject to the provisions of R.A. No. 9184, its IRR and GPPB guidelines;

(f) One Billion Nine Hundred Fifty Nine Million Three Hundred Seventy Seven Thousand Pesos (P1,959,377,000) for the amortization or lease payment of public-private partnership school buildings. In no case shall this amount be used for the payment of the private partner’s financial obligations which the government has guaranteed;

(g) Forty Three Million Eight Hundred Forty Five Thousand Pesos (P43,845,000) for the annual payment of school buildings constructed by the National Housing Authority; and

(h) Two Billion Nine Hundred Seventy Million Pesos (P2,970,000,000) for the electrification of unenergized schools and modernization of electrical system of on-grid schools. This shall include the upgrading of existing electrical power systems of existing buildings, purchase and installation of appropriate transformers, and/or purchase and installation of solar power system, as maybe necessary. Likewise, one half of one percent (0.5%) of the total project cost shall be authorized for the EAO expenses of the DepEd for the monitoring and supervision of projects.

The DepEd shall submit its quarterly reports indicating therein: (i) the status of the implementation of the Basic Education Facilities, identifying the list of school buildings and water and sanitation facilities constructed, completed, replaced, rehabilitated, renovated and repaired, as well as the number of school desks, furniture and fixtures purchased; and (ii) the master plan for Basic Education Facilities, taking into consideration the K to 12 Basic Education Program to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on DepEd website for a period of three (3) years. The Secretary of Education shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

6. Installation of Solar Panels. The DepEd shall prioritize the installation of solar panels in providing electricity to off-grid and on-grid public schools under the Basic Education Facilities Program.

7. Acquisition of School Sites. The amount of Sixty Five Million Pesos (P65,000,000) appropriated herein under Improvement and Acquisition of School Sites shall be used for the acquisition of school sites to address school congestion and environmental and safety issues, taking into consideration sites donated by LGUs and other stakeholders, and for the payment of compensation for existing school sites pursuant to final and executory decisions of the courts.

The DepEd shall submit its quarterly reports on financial and physical accomplishments with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by pasting said reports on DepEd website for a period of three (3) years. The Secretary of Education shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

8. Special Hardship Allowance. The amount appropriated herein for special hardship allowance shall be used exclusively for teachers exposed to hardship or extreme difficulty in the place of work, teachers assigned to handle multi-grade classes, mobile teachers and Alternative Learning System (ALS) coordinators based on the criteria prescribed by DepEd, subject to the following:

(a) Priority shall be given to teachers assigned to hardship posts; and

(b) The aggregate amount of allowance to be given to said teachers at any given time shall not exceed twenty-five percent (25%) of their total basic salary for the year.

9. Cash Allowance to Teachers. The amount appropriated herein for cash allowance to teachers shall be used for the payment of Three Thousand Five Hundred Pesos (P3,500) per classroom teacher for every school year for the purchase of chalks, erasers, forms and other classroom supplies and materials.

10. Payment of Compensation for Teaching Overload. The amount appropriated herein for honoraria shall be used exclusively to compensate teaching personnel whose teaching load exceeds six (6) hours per day of actual classroom teaching.

11. Creation of Teaching Positions, Recruitment and Appointment of Teachers. The DepEd shall ensure the timely creation and allocation of additional teaching positions and appointment of teachers for elementary and secondary schools. For this purpose, the DepEd shall observe and/or comply with the following:

(a) The standards and requirements for teaching positions under the Enhanced Basic Education Information System (EBEIS) as of SY 2017-2018. The DepEd shall annually update the EBEIS to ensure reliability and accuracy of data;

(b) Submission to the DBM of a request supported by the deployment report prior to the start of the school year to ensure timely issuance of the Notice of Organization, Staffing and Compensation Action (NOSCA);

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(c) Selection of teachers based on the Registry of Qualified Applicants and their subsequent appointment upon issuance of the HOSCA with priority given to those previously created but unfilled positions;

(d) Assignment of teachers by school division, which shall be identified as their station. Teachers may be transferred within their station to address the imbalances resulting from excess or shortage of teachers by reason of increase or decrease in enrollment; and

(e) The creation of items and appointment of teachers for all senior high schools (SHS) shall be determined by DepEd, which include, but not limited to, hiring of SHS teachers on permanent, provisional or part-time status. Implementation of this provision shall be subjected to the existing guidelines issued by the Department, consistent with applicable Civil Service Commission (CSC) rules and regulations.

The Secretary of Education and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that all newly created and unfilled teaching positions, names of newly appointed teachers within the current year, and the respective School Divisions Office Superintendent, categorized by school division, are posted on the DepEd website.

CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 19, 2017, Volume I-B, pages 652, R.A. No. 10964)

12. Employment of Qualified Local Government Unit (LGU)-Funded and Volunteer Teachers. In hiring of new teacher by Deped to fill vacant or newly created positions, priority shall be given to qualified LGU-funded and/or volunteer teachers, whether employed by DepEd or the local government units, with due consideration to the number of years of actual teaching experience.

13. Provision of Learning Resources. The amount appropriated herein for learning resources such as textbooks and other instructional materials, learning tools and equipment, and information and communication technology (ICT) packages shall be released to the DepEd Central Office. The purchase of textbooks and other instructional Materials shall be prescribed by the DepEd pursuant to R.A. No. 8047 or “The Book Publishing Industry Development Act.” However, in case of two (2) failures in bidding the manuscripts, as provided in R.A. No. 9184 and DepEd Customized Manual on Procurement for the procurement of manuscripts for textbooks and teacher’s manuals, and failure in the alternative mode of procurement, DepEd may resort to developing learning materials.

[14. Use of School Maintenance and Other Operating Expenses (MOOE) for Payment of Items That May Be Classified as Capital Outlay. The heads of schools are authorized, subject to the approval of the Secretary of Education, to utilize the MOOE of elementary and secondary schools for items that may be classified as Capital Outlay to address immediate/priority needs of the schools in accordance with their respective school improvement plans: PROVIDED, That mandatory and other operating expenses must be prioritized by the schools in the use of this fund. The DepEd shall issue specific guidelines for the effective implementation of this provision, which shall include, among others, restrictions on the type of Capital Outlay items that may be procured using this budget.]

(DIRECT VETO AND CONDITIONAL IMPLEMENTATION- President’s Veto Message, December 19, 2017, Volume I-B, pages 646 and 648, R.A. No. 10964)

I5. Government Assistance and Subsidies. The amount of Twenty Six Billion Two Hundred Sixty Eight Million One Hundred Seventy Seven Thousand Pesos (P26,268,177,000) appropriated herein for Government Assistance and Subsidies shall be allocated as follows:

(a) Ten Billion Six Hundred Seventy Three Million Five Hundred Eighty Three Thousand Pesos (P10,673,583,000) for the implementation of Education Service Contracting (ESC) Program for private junior high schools. In the selection of grantees, priority shall be given to graduates of public elementary schools. The ESC shall adopt a performance-based accreditation or certification for participating private junior high schools;

(b) Thirteen Billion Six Hundred Ninety Two Million One Hundred Eighty Thousand Pesos (P13,692,180,000) for the implementation of the Senior High School (SHS) Voucher Program to enable qualified students, as determined by DepEd, to enrol in private secondary schools, private higher education institutions, and private technical vocational institutions, which will offer the SHS program;

(c) Seven Hundred Forty Two Million Four Hundred Fifty Four Thousand Pesos (P742,454,000) for the implementation of the SHS voucher program to enable qualified students, as determined by DepEd, to enrol in non-DepEd public schools which will offer the SHS program, such as state and local colleges and universities and public technical vocational institutions; and

(d) One Billion One Hundred Fifty Nine Million Nine Hundred Sixty Thousand Pesos (P1,159,960,000) for the implementation of a joint delivery voucher program to enable select public SHS students taking the Technical Vocational and Livelihood (TVL) track to take their TVL subjects in private or non-DepEd schools and institutions, subject to the guidelines issued by DepEd.

The implementation of the ESC, SHS voucher and joint delivery programs, as well as other programs of Government Assistance and Subsidies shall be subject to the issuance of policies and guidelines by the DepEd and shall be jointly managed by the DepEd and the Private Education Assistance Committee (PEAC). Implementation of the above-mentioned programs with other institutions such as Technical Education and Skills Development Authority (TESDA) shall also be allowed.

The Secretary of Education and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that a list of the schools participating in the ESC, SHS voucher, and joint delivery programs is posted on the DepEd and PEAC websites.

16. Allocation for the Autonomous Region in Muslim Mindanao. The DepEd shall ensure that the allocation for ARMM shall be released directly to ARMM-DepEd, through the Office of the Regional Governor based on the submission by the DepEd of the allocation for ARMM per province, copy furnished said provinces.

The Secretary of Education and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the amounts allocated for ARMM per province are posted on the DepEd website.

The ARMM shall Likewise submit to the DBM and DepEd, either in printed form or by way of electronic document, quarterly reports on the utilization of funds, per province, in the ARMM. The Regional Governor of ARMM and Regional Government’s web administrator or his/her equivalent shall be responsible for ensuring that said quarterly reports are likewise posted on the ARMM website.

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17. Priority Procurement of Textbooks and Other Instructional Materials for Special Education (SPED) Program. The Department of Education shall prioritize and ensure the speedy procurement and distribution/delivery of textbooks and other instructional materials for all students under the Special Education (SPED) Program.

18. School-Based Feeding Program. In the implementation of the School-Based Feeding Program (SBFP), ingredients for the provision of food commodities shall be sourced locally. Public schools, whenever applicable, shall endeavor to procure these ingredients from any of the following local sources:

(a) The school’s vegetable garden established under the Gulayan sa Paaralan Program;

(b) Home and communal gardens established by the families of SBFP beneficiaries; and

(c) Local farmers especially those identified by the DSMD to be living in poverty under the National Household Targeting System for Poverty Reduction (NHTS-PR).

19. The K-12 Curriculum. The DepEd shall include in its K-12 curriculum modules on indigenous knowledge, tangible and intangible heritage, agriculture and biodiversity. The Department shall also ensure that laws on the protection of the environment, disaster risk reduction and climate change adaptation and mitigation are discussed and integrated in their regular subjects in both public and private schools.

20. Materials Recovery Facility. The DepEd shall require public schools to establish a Materials Recovery Facility (MRF) in a suitable open space within the school premises to promote environmental awareness and action. The design of the MRF shall be pursuant to the guidelines under R.A. No. 9003, otherwise known as “The Ecological Solid Waste Management Act of 2000.”

21. Conservation and Restoration of Gabaldon School buildings and other Heritage School Buildings. The existing Gabaldon school buildings and other heritage school buildings shall not be demolished. The DepEd shall endeavor to preserve and restore said buildings as part of the preservation of the country’s cultural heritage.

For this purpose, the DepEd shall coordinate with the National Commission for Culture and the Arts (NCCA), the National Historical Commission of the Philippines (NHCP), and the National Museum (NM) for a review of the list of Gabaldon school buildings to be conserved and restored, and for the formulation of conservation and restoration guidelines.

22. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects, by Operating Units

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support		21,487,962,000		3,386,556,000		1,290,000,000		26,164,518,000

General Management and Supervision	P	9,890,717,000	P	3,336,556,000	P	1,290,000,000	P	14,567,273,000

National Capital Region (NCR)		806,257,000		1,008,241,000		1,169,500,000		2,983,998,000

Central Office		155,644,000		791,296,000		1,160,000,000		2,106,940,000
Regional Office - NCR		28,968,000		40,514,000		1,500,000		70,982,000
Division of Caloocan		45,738,000		17,425,000		500,000		63,663,000

Division Office - Proper		30,493,000		17,425,000		500,000		48,418,000
Secondary Education		15,245,000						15,245,000

Baesa High School		565,000						565,000
Bagong Barrio National High School		766,000						766,000
Bagong Silang High School		951,000						951,000
Bagumbong High School (Main)		276,000						276,000
Caloocan High School		2,848,000						2,848,000
Camarin High School (Main)		574,000						574,000
Caybiga High School		561,000						561,000
Deparo High School (Main)		561,000						561,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	191
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Kalayaan National High School	568,000			568,000
M.B. Asistio, Sr. High School	1,165,000			1,165,000
M.B. Asistio, Sr. High School Unit 1	561,000			561,000
Manuel L. Quezon High School	1,772,000			1,772,000
Pangarap High School	1,226,000			1,226,000
Tala High School	2,290,000			2,290,000
Talipapa High School	561,000			561,000
Division of Las Piñas	17,195,000	8,057,000	500,000	25,752,000

Division Office - Proper	15,255,000	8,057,000	500,000	23,812,000
Secondary Education	1,940,000			1,940,000

CAA National High School	293,000			293,000
Las Pinas East High School (Main)	398,000			398,000
Las Pinas National High School (Main)	979,000			979,000
Las Pinas North National High School	270,000			270,000
Division of Makati	28,969,000	8,360,000	500,000	37,829,000

Division Office - Proper	15,782,000	8,360,000	500,000	24,642,000
Secondary Education	13,187,000			13,187,000

Bangkal High School	565,000			565,000
Benigno “Ninoy” Aguino High School	572,000			572,000
Fort Bonifacio High School	5,007,000			5,007,000
General Pio del Pilar National High School	567,000			567,000
Makati High School	3,087,000			3,087,000
Makati West High School (Makati Science High School)	1,689,000			1,689,000
Pitogo High School	565,000			565,000
San Antonio National High School	567,000			567,000
San Isidro National High School	568,000			568,000
Division of Malabon City	19,743,000	6,998,000	500,000	27,241,000

Division Office - Proper	16,113,000	6,998,000	500,000	23,611,000
Secondary Education	3,630,000			3,630,000

Malabon National High School	892,000			892,000
Panghulo National High School	561,000			561,000
Potrero National High School	561,000			561,000
Tanong National High School	565,000			565,000
Tinajeros National High School	757,000			757,000
Tugatog National High School	294,000			294,000
Division of Mandaluyong	21,359,000	16,286,000	500,000	38,145,000

Division Office - Proper	11,641,000	16,286,000	500,000	28,427,000
Secondary Education	9,718,000			9,718,000

Andres Bonifacio Integrated School	298,000			298,000
Bonifacio Javier National High School	576,000			576,000
Eulogio Rodriguez Integrated School	565,000			565,000
Highway Hills Integrated School	762,000			762,000

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Isaac Lopez Integrated School	576,000			576,000
Jose Fabella Memorial High School	5,460,000			5,460,000
Mandaluyong High School	1,481,000			1,481,000
Division of Manila	121,745,000	24,296,000	500,000	146,541,000

Division Office - Proper	32,722,000	24,296,000	500,000	57,518,000
Secondary Education	89,023,000			89,023,000

Antonio Maceda Integrated School	2,034,000			2,034,000
Antonio Villegas Vocational High School	1,001,000			1,001,000
Carlos P. Garcia High School	2,783,000			2,783,000
Cayetano Arellano High School	3,492,000			3,492,000
Claro M. Recto High School	2,185,000			2,185,000
Doña Teodora Alonzo High School	2,609,000			2,609,000
Dr. Juan Nolasco High School	3,104,000			3,104,000
Elpidio Quirino High School	2,953,000			2,953,000
Esteban Abada High School	2,468,000			2,468,000
Eulogio Rodriguez Vocational High School (EARIST Vocational HS)	4,211,000			4,211,000
F. G. Calderon Integrated School	1,667,000			1,667,000
Florentino Torres High School (Torres High School)	5,302,000			5,302,000
Gen. Emilio Aguinaldo Integrated School	1,789,000			1,789,000
Gregorio Perfecto High School	2,520,000			2,520,000
I. Villamor High School	2,810,000			2,810,000
Jose Abad Santos High School	3,939,000			3,939,000
Jose P. Laurel High School	2,055,000			2,055,000
Lakan Dula High School	2,295,000			2,295,000
M. Araullo High School (Araullo High School)	3,285,000			3,285,000
Manila High School	3,168,000			3,168,000
Manila Science High School	2,060,000			2,060,000
Manuel A. Roxas High School	3,467,000			3,467,000
Manuel L. Quezon High School	2,773,000			2,773,000
Mariano Marcos Memorial High School	2,081,000			2,081,000
Pres. Sergio Osmeña, Sr. High School	2,245,000			2,245,000
Rajah Soliman Science and Technology High School	2,638,000			2,638,000
Ramon C. Avancena High School	2,807,000			2,807,000
Ramon Magsaysay High School	4,206,000			4,206,000
T. Paez Integrated School	1,904,000			1,904,000
Tondo High School	2,659,000			2,659,000
Valeriano Fugoso Memorial High School	2,730,000			2,730,000
Victoriano Mapa High School	3,783,000			3,783,000
Division of Marikina	27,181,000	7,325,000	500,000	35,006,000

Division Office - Proper	23,898,000	7,325,000	500,000	31,723,000
Secondary Education	3,283,000			3,283,000

Malanday National High School	565,000			565,000
Marikina High School	1,590,000			1,590,000
Parang High School	565,000			565,000
Sta. Elena High School	563,000			563,000
Division of Muntinlupa	20,595,000	6,938,000	500,000	28,033,000

Division Office - Proper	15,086,000	6,938,000	500,000	22,524,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	193
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Secondary Education	5,509,000			5,509,000

Muntinlupa Business High School (Pedro E. Diaz High School - Buli Annex)	830,000			830,000
Muntinlupa National High School	4,077,000			4,077,000
Pedro E. Diaz High School	602,000			602,000
Division of Parañaque	23,673,000	7,751,000	500,000	31,924,000

Division Office - Proper	19,338,000	7,751,000	500,000	27,589,000
Secondary Education	4,335,000			4,335,000

Baclaran National High School	565,000			565,000
Dr. Arcadio Santos National High School (Main)	1,073,000			1,073,000
Parañaque National High School (Main)	2,697,000			2,697,000
Division of Navotas City	12,762,000	5,584,000	500,000	18,846,000

Division Office - Proper	9,341,000	5,584,000	500,000	15,425,000
Secondary Education	3,421,000			3,421,000

Kaunlaran High School	565,000			565,000
Navotas National High School	591,000			591,000
San Rafael Technological High School	568,000			568,000
San Roque National High School	565,000			565,000
Tangos National High School	565,000			565,000
Tanza National High School	567,000			567,000
Division of Pasay City	43,612,000	6,760,000	500,000	50,872,000

Division Office - Proper	24,295,000	6,760,000	500,000	31,555,000
Secondary Education	19,317,000			19,317,000

Pasay City East High School	1,125,000			1,125,000
Pasay City North High School	3,686,000			3,686,000
Pasay City South High School	965,000			965,000
Pasay City West High School	1,751,000			1,751,000
Philippine National School for the Blind (Philippine School for the Blind)	5,049,000			5,049,000
Philippine School for the Deaf	6,741,000			6,741,000
Division of Pasig City	28,213,000	10,091,000	500,000	38,804,000

Division Office - Proper	9,381,000	10,091,000	500,000	19,972,000
Secondary Education	18,832,000			18,832,000

Eusebio High School (Rizal High School - Rosario)	289,000			289,000
Kapitolyo High School (Rizal High School - Kapitolyo)	561,000			561,000
Manggahan High School (Rizal High School - Manggahan Annex)	565,000			565,000
Pinagbuhatan High School (Rizal High School - Pinagbuhatan)	568,000			568,000
Rizal Experimental Station & Pilot School of Cottage Industries (RESPSCI)	9,907,000			9,907,000

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Rizal High School (Main)	3,914,000			3,914,000
Sagad High School (Rizal High School - Sagad)	561,000			561,000
San Joaquin / Kalawaan High School	563,000			563,000
Santolan High School (Rizal High School - Santolan)	567,000			567,000
Sta. Lucia High School	1,337,000			1,337,000
Division of Quezon City	136,802,000	27,870,000	500,000	165,172,000

Division Office - Proper	72,377,000	27,870,000	500,000	100,747,000
Secondary Education	64,425,000			64,425,000

Bagong Silangan High School	775,000			775,000
Balara High School	568,000			568,000
Balingasa High School	775,000			775,000
Camp Crame High School	768,000			768,000
Camp Gen. Emilio Aguinaldo High School	2,902,000			2,902,000
Carlos L. Albert High School	1,868,000			1,868,000
Carlos P. Garcia High School	574,000			574,000
Commonwealth High School	1,073,000			1,073,000
Corazon C. Aquino National High School	572,000			572,000
Culiat High School	2,018,000			2,018,000
Don Alejandro Roces, Sr. Science and Technology High School	971,000			971,000
Don Quintin Paredes High School	565,000			565,000
Doña Josefa Jara Martinez Vocational High School	561,000			561,000
Doña Rosario High School	561,000			561,000
Ernesto Rondon High School (Project 6 High School)	578,000			578,000
Eulogio Rodriguez, Jr. High School	2,392,000			2,392,000
Flora A. Ylagan High School	976,000			976,000
Holy Spirit National High School	563,000			563,000
Ismael Mathay, Sr. High School (GSIS Village High School)	2,132,000			2,132,000
Jose P. Laurel, Sr. High School	1,208,000			1,208,000
Juan Sumulong High School	2,086,000			2,086,000
Judge Feliciano Belmonte, Sr. High School	567,000			567,000
Judge Juan Luna High School	1,648,000			1,648,000
Justice Cecilia Muñoz-Palma High School	578,000			578,000
Krus na Ligas High School	568,000			568,000
Lagro High School (Main)	2,556,000			2,556,000
Maligaya High School	1,465,000			1,465,000
Manuel Roxas High School	565,000			565,000
Masambong High School	692,000			692,000
New Era High School	2,681,000			2,681,000
NOW School for the Crippled Children	4,072,000			4,072,000
North Fairview High School	574,000			574,000
Novaliches High School (Main)	2,604,000			2,604,000
Ponciano Bernardo High School	1,229,000			1,229,000
Pugad Lawin High School	568,000			568,000
Quezon City High School	985,000			985,000
Quezon City Science High School	3,000,000			3,000,000
Quirino High School	2,870,000			2,870,000
Ramon Magsaysay (Cubao) High School	3,390,000			3,390,000
San Bartolom High School	568,000			568,000
San Francisco High School (Don Mariano Marcos High School)	2,382,000			2,382,000
San Jose High School	988,000			988,000
Sauyo High School (Pasong Tamo High School)	574,000			574,000
Sergio Osmeña, Sr. High School (Main)	3,252,000			3,252,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	195
DEPARTMENT OF EDUCATION

Sta. Lucia High School	989,000			989,000
Tandang Sora National High School	574,000			574,000
Division of San Juan City	30,747,000	3,341,000	500,000	34,588,000

Division Office - Proper	20,893,000	3,341,000	500,000	24,734,000
Secondary Education	9,854,000			9,854,000

San Juan National High School	9,854,000			9,854,000
Division of Taguig and Pateros	20,139,000	9,887,000	500,000	30,526,000

Division Office - Proper	14,689,000	9,887,000	500,000	25,076,000
Secondary Education	5,450,000			5,450,000

Bagumbayan National High School	567,000			567,000
Gen. Ricardo G. Papa, Sr. Memorial High School, Main	568,000			568,000
Sen. Renato “Compañero” Cayetano Memorial Science and Technology High School	565,000			565,000
Signal Village National High School (Signal Village High School)	799,000			799,000
Taguig National High School	974,000			974,000
Tipas National High School	565,000			565,000
Upper Bicutan National High School	568,000			568,000
Western Bicutan National High School	844,000			844,000
Division of Valenzuela	23,172,000	9,462,000	500,000	33,134,000

Division Office - Proper	16,906,000	9,462,000	500,000	26,868,000
Secondary Education	6,266,000			6,266,000

Bignay National High School	563,000			563,000
Caruhatan National High School	581,000			581,000
Dalandanan National High School	572,000			572,000
General T. De Leon National High School	565,000			565,000
Lawang Bato National High School	572,000			572,000
Malinta National High School	568,000			568,000
Mapulang Lupa High School	568,000			568,000
Maysan National High School	568,000			568,000
Parada National High School	574,000			574,000
Polo National High School	567,000			567,000
Valenzuela National High School (Main)	568,000			568,000
Region I - Ilocos	601,595,000	155,561,000	8,500,000	765,656,000

Regional Office - I	30,261,000	37,070,000	1,500,000	68,831,000
Division of Ilocos Norte	69,624,000	10,430,000	500,000	80,554,000

Division Office - Proper	24,522,000	10,430,000	500,000	35,452,000
Secondary Education	45,102,000			45,102,000

Bacarra National Comprehensive High School	4,386,000			4,386,000
Bangui National High School	3,207,000			3,207,000
Burgos Agro-Industrial School	3,671,000			3,671,000

196	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Cadaratan National High School	1,174,000			1,174,000
Caestebanan National High School	750,000			750,000
Caribquib National High School	761,000			761,000
Catagtaguen National High School	567,000			567,000
Currimao National High School	1,581,000			1,581,000
Davila National High School	574,000			574,000
Dingras National High School & Lt. Edgar Foz Memorial National High School	961,000			961,000
Dumalneg National High School	279,000			279,000
Ilocos Norte Agricultural College	7,733,000			7,733,000
Luzong National High School	1,023,000			1,023,000
Marcos National High School	990,000			990,000
Nagrebcan National High School	748,000			748,000
Nueva Era National High School	1,049,000			1,049,000
Pagsanahan National High School	279,000			279,000
Pagudpud National High School	1,642,000			1,642,000
Paoay Lake National High School	483,000			483,000
Paoay National High School	565,000			565,000
Pasaleng National High School	568,000			568,000
Piddig National High School	1,228,000			1,228,000
Pinili National High School	748,000			748,000
San Nicolas National High School	3,391,000			3,391,000
Sarrat National High School	3,046,000			3,046,000
Solsona National High School	2,522,000			2,522,000
Sta. Rosa National High School	1,176,000			1,176,000
Division of Ilocos Sur	58,538,000	12,565,000	500,000	71,603,000

Division Office - Proper	37,043,000	12,565,000	500,000	50,108,000
Secondary Education	21,495,000			21,495,000

Burgos National High School	561,000			561,000
Cabugao National High School	561,000			561,000
Cervantes National High School	561,000			561,000
Lussoc National High School	2,132,000			2,132,000
Magsingal National High School	1,030,000			1,030,000
Naglaoa-an National High School	1,569,000			1,569,000
Narvacan National Central High School	3,675,000			3,675,000
San Juan National High School	2,348,000			2,348,000
Sinait National High School	3,223,000			3,223,000
Sta. Maria National High School	1,203,000			1,203,000
Suyo National High School	1,551,000			1,551,000
Tagudin National High School	2,518,000			2,518,000
Teodoro Hernaez National High School	563,000			563,000
Division of La Union	59,972,000	12,715,000	500,000	73,187,000

Division Office - Proper	38,159,000	12,715,000	500,000	51,374,000
Secondary Education	21,813,000			21,813,000

Aringay National High School	1,227,000			1,227,000
Bacnotan National High School	3,830,000			3,830,000
Castor Z. Concepcion Memorial National High School	1,452,000			1,452,000
Damortis National High School	762,000			762,000
Don E. De Guzman Memorial National High School	1,680,000			1,680,000
Don Eufemio F. Eriguel Memorial National High School	568,000			568,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	197
DEPARTMENT OF EDUCATION

Doña Francisca Lacsamana Viuda de Ortega Memorial National High School	2,545,000			2,545,000
Luna National High School	3,813,000			3,813,000
Naguilian National High School	1,215,000			1,215,000
President Elpidio Quirino National High School	1,234,000			1,234,000
Regional Science High School, La Union	565,000			565,000
Rosario Integrated School	565,000			565,000
San Gabriel Vocational High School	565,000			565,000
Sto. Rosario National High School	568,000			568,000
Tubao National High School	1,224,000			1,224,000
Division of Pangasinan I	121,609,000	24,132,000	500,000	146,241,000

Division Office - Proper	59,843,000	24,132,000	500,000	84,475,000
Secondary Education	61,766,000			61,766,000

Agno National High School	2,797,000			2,797,000
Anda National High School	2,383,000			2,383,000
Balingasay National High School	561,000			561,000
Bangan Oda National High School	270,000			270,000
Bani National High School (San Jose)	563,000			563,000
Basista National High School	766,000			766,000
Bayambang National High School (Bayambang)	5,598,000			5,598,000
Binabalian National High School	561,000			561,000
Binmaley School of Fisheries (Pangasinan College of Fisheries)	4,738,000			4,738,000
Bolinao School of Fisheries	3,655,000			3,655,000
Bued National High School	1,043,000			1,043,000
Burgos National High School	2,961,000			2,961,000
Calasiao Comprehensive National High School	3,799,000			3,799,000
Dacap Norte National High School	1,042,000			1,042,000
Daniel Maramba National High School	3,911,000			3,911,000
Dulag National High School	568,000			568,000
Dumpay National High School	561,000			561,000
Eguia National High School	1,853,000			1,853,000
Enrico T. Prado National High School	568,000			568,000
Estanza National High School	475,000			475,000
Irene Rayos Ombac National High School	578,000			578,000
Labrador National High School	766,000			766,000
Lasip National High School	758,000			758,000
Macarang National High School	964,000			964,000
Malasiqui National High School	1,251,000			1,251,000
Mangatarem National High School	4,139,000			4,139,000
Mapandan National High School	567,000			567,000
Pangasinan National High School	6,483,000			6,483,000
Pangasinan School of Arts and Trades	2,235,000			2,235,000
Parayao National High School	568,000			568,000
Payas National High School	563,000			563,000
Pilar National High School	563,000			563,000
Polong National High School	574,000			574,000
Salomague National High School	561,000			561,000
Sual National High School	1,229,000			1,229,000
Tococ National High School	561,000			561,000
Urbiztondo National High School	463,000			463,000
Zaragoza National High School	270,000			270,000
Division of Pangasinan II	104,145,000	20,188,000	500,000	124,833,000

Division Office - Proper	47,317,000	20,188,000	500,000	68,005,000

198	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Secondary Education	56,828,000			56,828,000

Amamperez Agro-Industrial High School	568,000			568,000
Angela Valdez Ramos National High School	2,062,000			2,062,000
Antonio P. Villar National High School	979,000			979,000
Artacho National High School	563,000			563,000
Balungao National High School	561,000			561,000
Bautista National High School	565,000			565,000
Benigno V. Aldana National High School	4,844,000			4,844,000
Bobonan National High School	561,000			561,000
Cipriano Primicias Memorial National High School	1,183,000			1,183,000
David National High School	563,000			563,000
Don Ramon E. Costales Memorial National High School	3,781,000			3,781,000
Eastern Pangasinan Agricultural College	4,372,000			4,372,000
Guiling-Coliling National High School	561,000			561,000
Juan Macaraeg G. National High School	3,901,000			3,901,000
Laoac National High School	1,441,000			1,441,000
Lobong National High School	561,000			561,000
Luciano Millan National High School	2,013,000			2,013,000
Manaoag National High School	4,030,000			4,030,000
Mangaldan National High School	4,014,000			4,014,000
Mataas na Paaralang Juan C. Laya	3,415,000			3,415,000
Natividad National High School	565,000			565,000
Pindangan National High School, Alcala	563,000			563,000
Rosales National High School	4,715,000			4,715,000
San Fabian National High School	2,209,000			2,209,000
San Jacinto National High School	1,317,000			1,317,000
San Nicolas East National High School	565,000			565,000
San Quintin National High School	567,000			567,000
Tayug National High School	3,984,000			3,984,000
Toboy National High School	561,000			561,000
Umingan Central National High School	1,244,000			1,244,000
Division of Alaminos City	15,878,000	3,954,000	500,000	20,332,000

Division Office - Proper	9,563,000	3,954,000	500,000	14,017,000
Secondary Education	6,315,000			6,315,000

Alaminos National High School	4,632,000			4,632,000
Alos National High School	561,000			561,000
San Vicente National High School	561,000			561,000
Telbang National High School	561,000			561,000
Division of Batac City	10,578,000	3,289,000	500,000	14,367,000

Division Office - Proper	7,782,000	3,289,000	500,000	11,571,000
Secondary Education	2,796,000			2,796,000

Batac National High School and Baay Dungon National High School	993,000			993,000
City of Batac National High School Poblacion	1,803,000			1,803,000
Division of Candon City	14,646,000	3,394,000	500,000	18,540,000

Division Office - Proper	10,384,000	3,394,000	500,000	14,278,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	199
DEPARTMENT OF EDUCATION

Secondary Education	4,262,000			4,262,000

Candon National High School	4,262,000			4,262,000
Division of Dagupan City	17,856,000	5,195,000	500,000	23,551,000

Division Office - Proper	14,178,000	5,195,000	500,000	19,873,000
Secondary Education	3,678,000			3,678,000

Bonuan Boquig National High School	561,000			561,000
Dagupan City National High School	3,117,000			3,117,000
Division of Laoag City	25,923,000	4,457,000	500,000	30,880,000

Division Office - Proper	10,898,000	4,457,000	500,000	15,855,000
Secondary Education	15,025,000			15,025,000

Gabu National High School	561,000			561,000
Ilocos Norte College of Arts and Trades	4,152,000			4,152,000
Ilocos Norte National High School	6,435,000			6,435,000
Ilocos Norte Regional School of Fisheries	3,877,000			3,877,000
Division of San Carlos City	25,070,000	5,780,000	500,000	31,350,000

Division Office - Proper	16,877,000	5,780,000	500,000	23,157,000
Secondary Education	8,193,000			8,193,000

Abanon National High School	289,000			289,000
Pangalangan National High School	561,000			561,000
Speaker Eugenio Perez National Agricultural High School	6,215,000			6,215,000
Tandoc National High School	567,000			567,000
Turac National High School	561,000			561,000
Division of San Fernando City	14,091,000	3,848,000	500,000	18,439,000

Division Office - Proper	8,117,000	3,848,000	500,000	12,465,000
Secondary Education	5,974,000			5,974,000

La Union National High School	5,974,000			5,974,000
Division of Urdaneta City	17,767,000	5,041,000	500,000	23,308,000

Division Office - Proper	11,943,000	5,041,000	500,000	17,484,000
Secondary Education	5,824,000			5,824,000

Badipa National High School	561,000			561,000
Lananpin National High School	563,000			563,000
Urdaneta National High School	4,700,000			4,700,000
Division of Vigan City	15,637,000	3,503,000	500,000	19,640,000

Division Office - Proper	9,833,000	3,503,000	500,000	13,836,000

200	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Secondary Education	5,804,000			5,804,000

Ilocos Sur National High School	5,804,000			5,804,000
Cordillera Administrative Region (CAR)	386,883,000	87,273,000	5,500,000	479,656,000

Baguio Teachers Camp	12,938,000	2,874,000		15,812,000
Regional Office - CAR	24,484,000	29,687,000	1,500,000	55,671,000
Division of Abra	58,180,000	7,801,000	500,000	66,481,000

Division Office - Proper	45,031,000	7,801,000	500,000	53,332,000
Secondary Education	13,149,000			13,149,000

Abra High School	1,813,000			1,813,000
Cristina B. Gonzales Memorial High School	2,720,000			2,720,000
Mataragan National Agricultural High School	1,920,000			1,920,000
Northern Abra National High School	3,705,000			3,705,000
Pilar Rural High School	2,991,000			2,991,000
Division of Apayao	30,799,000	5,716,000	500,000	37,015,000

Division Office - Proper	24,609,000	5,716,000	500,000	30,825,000
Secondary Education	6,190,000			6,190,000

Apayao National Industrial and Agricultural High School	3,106,000			3,106,000
Conner Central National High School	1,239,000			1,239,000
Flora National High School	1,845,000			1,845,000
Division of Benguet	76,365,000	10,078,000	500,000	86,943,000

Division Office - Proper	49,121,000	10,078,000	500,000	59,699,000
Secondary Education	27,244,000			27,244,000

Alejo M. Pacalso Memorial National High School	1,056,000			1,056,000
Atok National High School	3,357,000			3,357,000
Benguet National High School	1,450,000			1,450,000
Buguias National High School	1,030,000			1,030,000
Governor Bado Dangwa Agro-Industrial School	4,132,000			4,132,000
Kamora National High School	1,757,000			1,757,000
Kibungan National High School	2,254,000			2,254,000
Lepanto National High School	1,524,000			1,524,000
Mankayan National High School	3,347,000			3,347,000
Tuba National High School, Nangalisan	3,133,000			3,133,000
Tublay School of Home Industries	4,204,000			4,204,000
Division of Ifugao	50,417,000	6,961,000	500,000	57,878,000

Division Office - Proper	39,708,000	6,961,000	500,000	47,169,000
Secondary Education	10,709,000			10,709,000

Banaue National High School	2,000,000			2,000,000
Hingyon National High School	2,488,000			2,488,000
Lawig National High School	1,054,000			1,054,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	201
DEPARTMENT OF EDUCATION

Mayoyao National High School	1,557,000			1,557,000
Namillangan National High School	2,074,000			2,074,000
Sta. Maria National High School	1,536,000			1,536,000
Division of Kalinga	38,323,000	5,502,000	500,000	44,325,000

Division Office - Proper	29,511,000	5,502,000	500,000	35,513,000
Secondary Education	8,812,000			8,812,000

Balbalan Agricultural and Industrial School	2,427,000			2,427,000
Pinukpuk Vocational School	3,406,000			3,406,000
Rizal National School of Arts and Trades	1,047,000			1,047,000
Tanudan Vocational School	1,932,000			1,932,000
Division of Mt. Province	42,101,000	7,101,000	500,000	49,702,000

Division Office - Proper	25,844,000	7,101,000	500,000	33,445,000
Secondary Education	16,257,000			16,257,000

Antadao National High School	498,000			498,000
Bacarri National Trade-Agricultural School	2,044,000			2,044,000
Eastern Bontoc National Agricultural Vocational High School	3,472,000			3,472,000
Guinzadan National High School	1,254,000			1,254,000
Mt. Province General Comprehensive High School	3,722,000			3,722,000
Natonin National High School	967,000			967,000
Panabungen School of Arts, Trades and Home Industries	289,000			289,000
Paracelis National High School	1,015,000			1,015,000
Tadian School of Arts and Trades	2,996,000			2,996,000
Division of Baguio City	31,237,000	6,571,000	500,000	38,308,000

Division Office - Proper	19,950,000	6,571,000	500,000	27,021,000
Secondary Education	11,287,000			11,287,000

Baguio City National High School	5,470,000			5,470,000
Irisan National High School	1,709,000			1,709,000
Pines City National High School	4,108,000			4,108,000
Division of Tabuk City	22,039,000	4,982,000	500,000	27,521,000

Division Office - Proper	14,905,000	4,982,000	500,000	20,387,000
Secondary Education	7,134,000			7,134,000

Kalinga National High School	3,284,000			3,284,000
Tabuk National High School	2,812,000			2,812,000
Tuga National High School	1,038,000			1,038,000
Region II - Cagayan Valley	525,873,000	111,329,000	6,000,000	643,202,000

Regional Office - II	24,830,000	27,807,000	1,500,000	54,137,000

202	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Division of Batanes	31,328,000	3,287,000	500,000	35,115,000

Division Office - Proper	18,372,000	3,287,000	500,000	22,159,000
Secondary Education	12,956,000			12,956,000

Batanes National Science High School (Batanes National High School)	4,712,000			4,712,000
Itbayat National Agricultural High School	3,661,000			3,661,000
Sabtang National School of Fisheries	4,583,000			4,583,000
Division of Cagayan	116,670,000	20,762,000	500,000	137,932,000

Division Office - Proper	64,697,000	20,762,000	500,000	85,959,000
Secondary Education	51,973,000			51,973,000

Abulug National Rural and Vocational High School	3,772,000			3,772,000
Abulug School of Fisheries	1,965,000			1,965,000
Alcala Rural School	4,047,000			4,047,000
Allacapan Vocational High School	3,249,000			3,249,000
Amulung National High School	568,000			568,000
Aparri School of Arts and Trades	847,000			847,000
Baggao National Agricultural School	3,436,000			3,436,000
Bukig National Agricultural and Technical School	4,537,000			4,537,000
Camalaniugan High School	1,677,000			1,677,000
Claveria Rural and Vocational School	2,188,000			2,188,000
Claveria School of Arts and Trades	2,720,000			2,720,000
Enrile Vocational High School	3,188,000			3,188,000
Gattaran National Trade School	1,910,000			1,910,000
Itawes National Agricultural and Technological School	3,596,000			3,596,000
Pamplona National School of Fisheries	1,861,000			1,861,000
Peñablanca National High School	766,000			766,000
Sanchez Mira School of Arts and Trades	2,545,000			2,545,000
Solana Fresh Water and Fisheries School	3,430,000			3,430,000
Sta. Ana Fishery National High School	568,000			568,000
Tuao Vocational and Technical School	1,802,000			1,802,000
Western Cagayan School of Arts and Trades	3,301,000			3,301,000
Division of Isabela	158,910,000	22,809,000	500,000	182,219,000

Division Office - Proper	102,470,000	22,809,000	500,000	125,779,000
Secondary Education	56,440,000			56,440,000

Addalam Region High School	565,000			565,000
Alfreda Albano National High School	567,000			567,000
Angadanan High School	561,000			561,000
Benito Soliven National High School	1,014,000			1,014,000
Cabatuan National High School - Main	568,000			568,000
Cagasat High School	561,000			561,000
Calanigan National High School	563,000			563,000
Caliguian National High School	574,000			574,000
Callang National High School - Main	576,000			576,000
Delfin Albano High School (Main)	4,357,000			4,357,000
Dibuluan National High School	2,177,000			2,177,000
Don Mariano Marcos National High School	2,261,000			2,261,000
Doña Aurora National High School - Main	322,000			322,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	203
DEPARTMENT OF EDUCATION

Gamu Rural School	3,203,000			3,203,000
Isabela School of Fisheries	3,822,000			3,822,000
Jones Rural School	4,024,000			4,024,000
Luna National High School	561,000			561,000
Mabini National High School	568,000			568,000
Muñoz National High School - Main	563,000			563,000
Naguilian National High School	569,000			569,000
Palanan National High School	561,000			561,000
Quezon National High School - Main	1,373,000			1,373,000
Quirino National High School - Main	768,000			768,000
Ramon National High School	2,500,000			2,500,000
Raniag High School	563,000			563,000
Regional Science High School (Tumauini National High School - NSEC Regional Science High School)	563,000			563,000
Reina Mercedes Vocational and Industrial School	2,973,000			2,973,000
Rizal Region National High School, Alicia, Isabela	761,000			761,000
Roxas National High School	576,000			576,000
Salinungan National High School	574,000			574,000
San Agustin National High School	1,342,000			1,342,000
San Antonio National High School, Delfin Albano	561,000			561,000
San Isidro National High School	2,710,000			2,710,000
San Jose National High School	561,000			561,000
San Mariano National High School - Main	1,023,000			1,023,000
San Mateo Vocational and Industrial School	2,976,000			2,976,000
San Pablo National High School	568,000			568,000
Sandiat National High School	561,000			561,000
Santa Maria National High School - Main	767,000			767,000
St. Paul Vocational and Industrial High School	2,146,000			2,146,000
Sto. Tomas National High School	2,965,000			2,965,000
Tumauini National High School	509,000			509,000
Ugad High School	563,000			563,000
Division of Nueva Vizcaya	79,846,000	10,350,000	500,000	90,696,000

Division Office - Proper	48,574,000	10,350,000	500,000	59,424,000
Secondary Education	31,272,000			31,272,000

Alfonso Castañeda National High School	2,186,000			2,186,000
Aritao National High School	1,042,000			1,042,000
Bagabag National High School	289,000			289,000
Bambang National High School	786,000			786,000
Bintawan National High School	2,144,000			2,144,000
Bonfal National High School	565,000			565,000
Diadi National High School	1,496,000			1,496,000
Dupax del Sur National High School	1,270,000			1,270,000
Kasibu National Agricultural School	894,000			894,000
Lamo National High School	1,915,000			1,915,000
Nansiakan National High School	2,245,000			2,245,000
Nueva Vizcaya General Comprehensive High School	7,791,000			7,791,000
Quezon National High School	3,699,000			3,699,000
Salinas National High School	572,000			572,000
Solano High School	2,290,000			2,290,000
Uddiawan National High School	2,088,000			2,088,000
Division of Quirino	41,889,000	6,730,000	500,000	49,119,000

Division Office - Proper	27,532,000	6,730,000	500,000	34,762,000

204	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Secondary Education	14,357,000			14,357,000

Cabarroguis National School of Arts and Trades	2,882,000			2,882,000
Diffun National High School	1,527,000			1,527,000
Maddela Comprehensive High School	1,974,000			1,974,000
Pinaripad National High School	1,365,000			1,365,000
Quirino General High School, Main Campus	4,248,000			4,248,000
Saguday National High School	1,798,000			1,798,000
Victoria High School (Aglipay National High School - Victoria Annex)	563,000			563,000
Division of Camayan City	17,612,000	4,774,000	500,000	22,886,000

Division Office - Proper	16,760,000	4,774,000	500,000	22,034,000
Secondary Education	852,000			852,000

Camayan City National High School	289,000			289,000
Villaluna National High School (Isabela National High School - Villaluna Annex)	563,000			563,000
Division of Santiago City	16,961,000	4,584,000	500,000	22,045,000

Division Office - Proper	10,933,000	4,584,000	500,000	16,017,000
Secondary Education	6,028,000			6,028,000

Cabulay High School	561,000			561,000
Divisoria High School	1,382,000			1,382,000
Rizal National High School	3,195,000			3,195,000
Santiago City National High School	890,000			890,000
Division of Tuguegarao City	20,496,000	4,871,000	500,000	25,867,000

Division Office - Proper	11,953,000	4,871,000	500,000	17,324,000
Secondary Education	8,543,000			8,543,000

Cagayan National High School	7,015,000			7,015,000
Gosi National High School	762,000			762,000
Linao National High School	766,000			766,000
Division of Ilagan City	17,331,000	5,355,000	500,000	23,186,000

Division Office - Proper	9,712,000	5,355,000	500,000	15,567,000
Secondary Education	7,619,000			7,619,000

Ilagan West National High School	561,000			561,000
Isabela National High School	5,065,000			5,065,000
Isabela School of Arts and Trades	1,426,000			1,426,000
San Antonio Agricultural High School	567,000			567,000
Region III - Central Luzon	916,755,000	249,070,000	11,500,000	1,177,325,000

Regional Office - III	25,670,000	51,096,000	1,500,000	78,266,000
Division of Aurora	48,148,000	6,925,000	500,000	55,573,000

Division Office - Proper	33,553,000	6,925,000	500,000	40,978,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	205
DEPARTMENT OF EDUCATION

Secondary Education	14,595,000			14,595,000

Aurora National High School	1,052,000			1,052,000
Baler National High School	1,810,000			1,810,000
Casiguran National High School	2,389,000			2,389,000
Dilasag National High School	1,024,000			1,024,000
Dingalan National High School	1,041,000			1,041,000
Ditumabo National High School	1,042,000			1,042,000
J.C. Angara Memorial National High School (formerly Dinalungan National High School)	1,023,000			1,023,000
Lual National High School	1,041,000			1,041,000
Ma. Aurora National High School	3,129,000			3,129,000
Mucdol National High School	1,044,000			1,044,000
Division of Bataan	58,576,000	11,325,000	500,000	70,401,000

Division Office - Proper	36,362,000	11,325,000	500,000	48,187,000
Secondary Education	22,214,000			22,214,000

B. Camacho National High School	1,715,000			1,715,000
Balsik National High School	1,005,000			1,005,000
Bataan School of Fisheries	5,632,000			5,632,000
E.C. Bernabe National High School- Bagac National High School, Poblacion	568,000			568,000
Hermosa National High School	977,000			977,000
Jose C. Payumo, Jr. Memorial High School (Dinalupihan National High School)	821,000			821,000
Justice Emilio Angeles Gancayco Memorial High School (Orion High School)	565,000			565,000
Lamao National High School	1,442,000			1,442,000
Limay National High School	2,408,000			2,408,000
Luakan National High School	795,000			795,000
Magsaysay Integrated School	561,000			561,000
Mariveles National High School, Cabcaben	1,496,000			1,496,000
Mariveles National High School, Poblacion	576,000			576,000
Morong National High School	1,251,000			1,251,000
Orani National High School (resettlement school)	572,000			572,000
Pablo Roman National High School	773,000			773,000
Pagalanggang High School	565,000			565,000
Samal National High School	492,000			492,000
Division of Bulacan	137,485,000	27,820,000	500,000	165,805,000

Division Office - Proper	83,617,000	27,820,000	500,000	111,937,000
Secondary Education	53,868,000			53,868,000

Alexis G. Santos National High School	759,000			759,000
Angat National High School	918,000			918,000
Bajet-Castillo High School	561,000			561,000
Balagtas Agricultural High School	565,000			565,000
Binagbag High School-Diosdado Macapagal High School	561,000			561,000
Binagbag National High School	563,000			563,000
Binagbag National High School Annex (DRT)	563,000			563,000
Bintog National High School (Jose J. Mariano Memorial High School)	289,000			289,000
Bunsuran National High School	565,000			565,000
Calumpit National High School	561,000			561,000
Cambaog National High School	561,000			561,000

206	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Catmon National High School	561,000	561,000
Dampol 1st National High School	565,000	565,000
Dampol 2nd National High School	561,000	561,000
Dampol 2nd National High School Annex (Sta. Peregrina)	563,000	563,000
Doña Candelaria Duque Meneses High School	561,000	561,000
Dr. Felipe de Jesus High School	762,000	762,000
F. F. Halili National Agricultural School	5,641,000	5,641,000
F. G. Bernardino Memorial Trade School	4,063,000	4,063,000
Felizardo C. Lipana Memorial High School (Sta. Rita High School)	568,000	568,000
Frances High School	568,000	568,000
FVR National High School - Tigbe	565,000	565,000
Guiguinto National Vocational High School	1,990,000	1,990,000
Iba National High School	561,000	561,000
Jaime J. Vistan High School	561,000	561,000
John J. Russel Memorial High School (Sibul National High School)	561,000	561,000
Lolomboy National High School	3,598,000	3,598,000
Maguinao Cruz Na Daan National High School (Carlos F. Gonzales High School)	773,000	773,000
Mariano Ponce National High School	2,275,000	2,275,000
Maronquillo National High School	561,000	561,000
Mayor Ramon Trillana Memorial High School (Iba National High School - Hagonoy High School)	567,000	567,000
Mayor Ramon Trillana Memorial High School (Iba National High School) - San Pedro	565,000	565,000
Mayor Ramon Trillana Memorial High School (Iba National High School) - Sta. Monica	470,000	470,000
Minuyan National High School	565,000	565,000
Norzagaray National High School	979,000	979,000
Norzagaray National High School - FVR High School (North Hill Village)	563,000	563,000
Obando National High School	565,000	565,000
Obando School of Fisheries	1,800,000	1,800,000
Parada National High School	567,000	567,000
Partida High School	561,000	561,000
Prenza National High School	3,210,000	3,210,000
Pulong Buhangin National High School	957,000	957,000
San Ildefonso National High School	565,000	565,000
San Marcos National High School Annex (Caniogan High School)	561,000	561,000
San Miguel National High School	2,198,000	2,198,000
San Rafael National Trade School	1,213,000	1,213,000
San Roque National High School (Kapitangan National High School Annex-San Roque)	561,000	561,000
Sta. Maria National High School (Sta. Maria Agro-Industrial High School)	561,000	561,000
Sullivan National High School	565,000	565,000
Taal High School	568,000	568,000
Taliptip National High School	561,000	561,000
Tiaong National High School	561,000	561,000
Tibagan National High School	568,000	568,000
Vedasto R. Santiago High School	567,000	567,000
Virgen De La Flores High School	563,000	563,000
Virginia Ramirez Cruz National High School	563,000	563,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	207
DEPARTMENT OF EDUCATION

Division of Nueva Ecija	125,217,000	24,249,000	500,000	149,966,000

Division Office - Proper	68,286,000	24,249,000	500,000	93,035,000
Secondary Education	56,931,000			56,931,000

Aliaga National High School	2,846,000			2,846,000
Bartolome Sangalang National High School	869,000			869,000
Bongabon National High School	2,586,000			2,586,000
Cabiao National High School	1,085,000			1,085,000
Calaba National High School	567,000			567,000
Canaan East National High School	561,000			561,000
Carmen National High School	567,000			567,000
Carranglan National High School	782,000			782,000
Cuyapo National High School	563,000			563,000
Digdig High School	270,000			270,000
Doña Juana Chioco National High School	568,000			568,000
Dr. Ramon de Santos National High School	1,856,000			1,856,000
Eduardo Joson Memorial High School	568,000			568,000
Exequiel R. Lina National High School	563,000			563,000
Gabaldon Vocational Agricultural High School	568,000			568,000
Galvan High School	561,000			561,000
Gen. Mamerto Natividad National High School (Talabutab National High School Annex I)	563,000			563,000
General Tinio National High School	3,764,000			3,764,000
Hilario E. Hermosa Memorial High School	568,000			568,000
Jorge M. Padilla National High School	758,000			758,000
Julia Ortiz Luis National High School	1,513,000			1,513,000
Lino Bernardo High School (Bago National High School)	574,000			574,000
Macabaclay National High School	561,000			561,000
Magpapalayok National High School	561,000			561,000
Maligaya National High School	1,539,000			1,539,000
Mallorca National High School	565,000			565,000
Nueva Ecija National High School	3,813,000			3,813,000
Palayan City National High School	811,000			811,000
Pantabangan High School	561,000			561,000
Peñaranda National High School	3,488,000			3,488,000
Putlod-San Jose National High School	565,000			565,000
Restituto B. Peria High School (formerly Bibiclat National High School)	567,000			567,000
Ricardo Dizon Canlas Agricultural School	561,000			561,000
Rio-Chico National High School	565,000			565,000
Rizal National High School	565,000			565,000
San Anton National High School	2,560,000			2,560,000
San Francisco National High School	561,000			561,000
San Mariano National High School (San Francisco High School Annex)	565,000			565,000
San Ricardo National High School	1,336,000			1,336,000
Sibul National High School	561,000			561,000
Sta. Rosa High School	574,000			574,000
Sto. Domingo National Trade School	3,375,000			3,375,000
Sto. Rosario National High School, Sta. Rosa	565,000			565,000
Talavera National High School	4,856,000			4,856,000
Talugtug National High School (Osmeña-Roxas National High School)	561,000			561,000
Teodoro A. Dionisio National High School	565,000			565,000
Triala National High School	561,000			561,000
V. R. Bumanlag High School (Sto. Tomas National High School)	568,000			568,000

208	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Vaca Valley National High School	565,000			565,000
Zaragoza National High School	1,316,000			1,316,000
Division of Pampanga	106,115,000	24,063,000	500,000	130,678,000

Division Office - Proper	67,788,000	24,063,000	500,000	92,351,000
Secondary Education	38,327,000			38,327,000

Anao National High School	565,000			565,000
Andres M. Luciano High School	574,000			574,000
Apalit Technical Vocational High School	565,000			565,000
Arayat National High School	561,000			561,000
Bahay Pare National High School	574,000			574,000
Balitucan National High School	276,000			276,000
Balucuc National High School	561,000			561,000
Basa Air Base National High School	568,000			568,000
Becuran National High School	574,000			574,000
Betis National High School	567,000			567,000
Caduang Tete National High School	572,000			572,000
Camba National High School	576,000			576,000
Cansinala National High School	561,000			561,000
De La Paz Libutad National High School	567,000			567,000
Diosdado Macapagal High School	563,000			563,000
Dolores National High School, Magalang	578,000			578,000
Floridablanca National Agricultural School	4,485,000			4,485,000
Guillermo D. Mendoza National High School	574,000			574,000
Gutad National High School	567,000			567,000
Gutad National High School - Floridablanca Integrated School	289,000			289,000
Justino Sevilla High School (formerly Mangga-Cacutud National High School)	574,000			574,000
Lubao Vocational High School	565,000			565,000
Malino National High School	568,000			568,000
Mexico National High School	563,000			563,000
Natividad National High School	561,000			561,000
Natividad National High School - Pulungmasle National High School Annex (Pulungmasle National High School)	561,000			561,000
Pagyuruan National High School (formerly Paguiruan High School)	758,000			758,000
Pandacaque Resettlement School (D.J. Gonzales National High School)	568,000			568,000
Pasig National High School	561,000			561,000
Porac Model Community High School (resettlement school)	567,000			567,000
Potrero National High School	568,000			568,000
Pulong Santol National High School	565,000			565,000
Pulong Santol National High School - Annex I	563,000			563,000
Pulong Santol National High School - Porac High School - Sta. Cruz Annex 2	568,000			568,000
Remedios National High School	561,000			561,000
Salapungan National High School	561,000			561,000
San Isidro National High School, San Luis	561,000			561,000
San Isidro National High School, Sta. Ana	565,000			565,000
San Juan National High School, Mexico	578,000			578,000
San Juan-San Luis National High School Annex (San Carlos)	568,000			568,000
San Matias National High School	775,000			775,000
San Pablo 2nd National High School	563,000			563,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	209
DEPARTMENT OF EDUCATION

San Pedro National High School	561,000			561,000
San Roque Dam National High School	561,000			561,000
San Vicente National High School	568,000			568,000
San Vicente Pilot School for Philippine Craftsmen	3,491,000			3,491,000
San Vicente-San Francisco National High School	565,000			565,000
Sta. Ana National High School	763,000			763,000
Sta. Lucia National High School, Masantol	567,000			567,000
Sta. Maria National High School, Minalin	565,000			565,000
Sta. Maria National High School, Macabebe	574,000			574,000
Sto. Rosario National High School	561,000			561,000
Sto. Tomas National High School, Sasmuan	296,000			296,000
Talang National High School	574,000			574,000
Tinajero National High School	561,000			561,000
Tinajero National High School - Sta. Lucia High School Annex	561,000			561,000
Division of Tarlac	74,561,000	18,216,000	500,000	93,277,000

Division Office - Proper	47,067,000	18,216,000	500,000	65,783,000
Secondary Education	27,494,000			27,494,000

Anao National High School	775,000			775,000
Balaoang National High School	565,000			565,000
Benigno S. Aquino National High School	2,454,000			2,454,000
Bilad High School (resettlement school)	561,000			561,000
Caluluan National High School	565,000			565,000
Camiling School of Home Industries	3,277,000			3,277,000
Dapdap High School (resettlement school)	771,000			771,000
Eduardo Cojuangco National Vocational High School (Tarlac National Vocational High School)	2,571,000			2,571,000
Estipona National High School	962,000			962,000
Guevarra National High School	279,000			279,000
La Paz National High School	272,000			272,000
Mababanaba National High School	561,000			561,000
Marawi National High School	563,000			563,000
Nambalan National High School	561,000			561,000
O’Donnel High School (resettlement school)	567,000			567,000
O’Donnel National High School	289,000			289,000
Padapada National High School	568,000			568,000
Ramos National High School	491,000			491,000
San Felipe National High School	561,000			561,000
San Julian-Sta. Maria National High School	567,000			567,000
San Pedro National High School	572,000			572,000
San Roque National High School	561,000			561,000
Sto. Domingo National High School (Capas High School)	572,000			572,000
Tarlac National High School	6,039,000			6,039,000
Victoria National High School	1,409,000			1,409,000
Villa Aglipay National High School	561,000			561,000
Division of Zambales	45,869,000	11,949,000	500,000	58,318,000

Division Office - Proper	22,860,000	11,949,000	500,000	35,309,000
Secondary Education	23,009,000			23,009,000

Amungan National High School	765,000			765,000
Bani National High School	2,384,000			2,384,000
Bani National High School Annex	1,342,000			1,342,000

210	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Botolan National High School	561,000			561,000
Cabangan National High School	567,000			567,000
Candelaria School of Fisheries	5,450,000			5,450,000
Castillejos National High School	565,000			565,000
Guisguis National High School	561,000			561,000
Jesus F. Magsaysay Tech. Voc. High School - Jesus F. Magsaysay High School	561,000			561,000
La Paz National High School	561,000			561,000
Lauis National High School Annex - Pambian High School	561,000			561,000
Lauis National High School	289,000			289,000
Locloc National High School	561,000			561,000
Maloma National High School	3,490,000			3,490,000
Mena memorial High School - Sta. Cruz South High School	561,000			561,000
New Taugtog National High School	563,000			563,000
Panan National High School	565,000			565,000
Nofulo M. Landa Memorial High School (Salaza National High School)	572,000			572,000
San Guillermo National High School	568,000			568,000
San Miguel National High School	272,000			272,000
Sta. Cruz National High School	568,000			568,000
Sta. Cruz National High School - Lipay High School	561,000			561,000
Subic National High School	561,000			561,000
Division of Angeles City	30,974,000	7,305,000	500,000	38,779,000

Division Office - Proper	23,177,000	7,305,000	500,000	30,982,000
Secondary Education	7,797,000			7,797,000

Angeles City National High School	1,450,000			1,450,000
Angeles City National Trade School	4,088,000			4,088,000
Angeles City Science High School	565,000			565,000
Balibago High School	565,000			565,000
EPZA High School (resettlement school)	561,000			561,000
Francisco G. Nepomuceno Memorial High School	568,000			568,000
Division of Balanga City	16,619,000	3,742,000	500,000	20,861,000

Division Office - Proper	10,560,000	3,742,000	500,000	14,802,000
Secondary Education	6,059,000			6,059,000

Bataan National High School	6,059,000			6,059,000
Division of Cabanatuan City	21,192,000	5,863,000	500,000	27,555,000

Division Office - Proper	17,794,000	5,863,000	500,000	24,157,000
Secondary Education	3,398,000			3,398,000

Camp Tinio National High School	561,000			561,000
Eastern Caba National High School	561,000			561,000
Honorata C. Perez, Sr. Memorial Science High School (Cabanatuan City Science High School)	574,000			574,000
Marciano del Rosario National High School	567,000			567,000
Mayapyap National High School	574,000			574,000
San Josef National High School	561,000			561,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	211
DEPARTMENT OF EDUCATION

Division of Gapan City	20,589,000	4,570,000	500,000	25,659,000

Division Office - Proper	13,347,000	4,570,000	500,000	18,417,000
Secondary Education	7,242,000			7,242,000

Juan R. Liwag Memorial National High School	4,042,000			4,042,000
Pambuan National High School	1,070,000			1,070,000
San Nicolas High School	563,000			563,000
San Roque National High School	1,002,000			1,002,000
Sta. Cruz National High School	565,000			565,000
Division of Malolos City	27,059,000	5,598,000	500,000	33,157,000

Division Office - Proper	15,952,000	5,598,000	500,000	22,050,000
Secondary Education	11,107,000			11,107,000

Malolos Marine Fishery School and Laboratory	6,510,000			6,510,000
Marcelo H. Del Pilar National High School	4,597,000			4,597,000
Division of Muñoz Science City	15,196,000	3,808,000	500,000	19,504,000

Division Office - Proper	10,701,000	3,808,000	500,000	15,009,000
Secondary Education	4,495,000			4,495,000

Muñoz National High School	3,930,000			3,930,000
Muñoz National High School Annex	565,000			565,000
Division of Olongapa City	29,644,000	5,813,000	500,000	35,957,000

Division Office - Proper	14,451,000	5,813,000	500,000	20,764,000
Secondary Education	15,193,000			15,193,000

Barretto National High School	1,190,000			1,190,000
City of Olongapo National High School	10,751,000			10,751,000
Gordon Heights National High School	759,000			759,000
Kalalake National High School	762,000			762,000
New Cabalan National High School	966,000			966,000
Regional Science High School	765,000			765,000
Division of San Fernando City	24,099,000	6,403,000	500,000	31,002,000

Division Office - Proper	16,840,000	6,403,000	500,000	23,743,000
Secondary Education	7,259,000			7,259,000

Pampanga National High School	6,691,000			6,691,000
Sindalan National High School	568,000			568,000
Division of San Jose City	16,730,000	4,657,000	500,000	21,887,000

Division Office - Proper	11,684,000	4,657,000	500,000	16,841,000
Secondary Education	5,046,000			5,046,000

Constancio Padilla National High School	5,046,000			5,046,000

212	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Division of San Jose del Monte City	41,083,000	8,770,000	500,000	50,353,000

Division Office - Proper	28,101,000	8,770,000	500,000	37,371,000
Secondary Education	12,982,000			12,982,000

Muzon High School	561,000			561,000
Paradise Farm National High School	578,000			578,000
San Jose Del Monte National High School	565,000			565,000
San Jose Del Monte National Trade School	4,264,000			4,264,000
Sapang Palay National High School	6,453,000			6,453,000
Towerville High School	561,000			561,000
Division of Tarlac City	24,076,000	6,550,000	500,000	31,126,000

Division Office - Proper	20,843,000	6,550,000	500,000	27,893,000
Secondary Education	3,233,000			3,233,000

Alvindia-Aguso National High School	568,000			568,000
Amucao National High School	561,000			561,000
Central Azucarera De Tarlac National High School	978,000			978,000
Maliwalo National High School	565,000			565,000
San Manuel National High School	561,000			561,000
Division of Meycauayan City	12,364,000	4,708,000	500,000	17,572,000

Division Office - Proper	11,797,000	4,708,000	500,000	17,005,000
Secondary Education	567,000			567,000

Meycauayan National High School	567,000			567,000
Division of Mabalacat City	15,489,000	5,640,000	500,000	21,629,000

Division Office - Proper	12,126,000	5,640,000	500,000	18,266,000
Secondary Education	3,363,000			3,363,000

Camachiles National High School (formerly Sapang Biabas High School - resettlement school)	568,000			568,000
Dolores National High School, Magalang (Madapdap Resettlement High School)	563,000			563,000
Doña Asuncion Lee Integrated School	270,000			270,000
Mabalacat Community High School	561,000			561,000
Mabalacat National High School	582,000			582,000
Mauaque High School (resettlement school)	819,000			819,000
Region IVA - CALABARZON	856,337,000	271,689,000	12,000,000	1,140,026,000

Regional Office - IVA	27,651,000	53,473,000	1,500,000	82,624,000
Division of Batangas	121,097,000	26,272,000	500,000	147,869,000

Division Office - Proper	86,208,000	26,272,000	500,000	112,980,000
Secondary Education	34,889,000			34,889,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	213
DEPARTMENT OF EDUCATION

Alitagtag National High School	572,000			572,000
Anselmo A. Sandoval Memorial National High School	561,000			561,000
Balas-Buko National High School	561,000			561,000
Balayan National High School	561,000			561,000
Balete National High School	567,000			567,000
Banilad National High School	565,000			565,000
Bauan National Agricultural and Vocational High School	764,000			764,000
Bauan Technical High School	561,000			561,000
Bayorbor National High School	563,000			563,000
Bilaran National High School	572,000			572,000
Buhay na Sapa National High School	289,000			289,000
Calatagan National High School	561,000			561,000
Coral na Munti National High School	563,000			563,000
Dacanlao G. Agoncillo National High School	572,000			572,000
Dagatan National High School	567,000			567,000
Don Leon Mercado, Sr. Memorial National High School	565,000			565,000
Dr. Crisogono B. Ermita, Sr. Memorial National High School	561,000			561,000
Dr. Juan A. Pastor Memorial National High School (Talaibon National High School)	561,000			561,000
Fermin La Rosa National High School	565,000			565,000
Governor F. Leviste Memorial National High School	3,158,000			3,158,000
Jose Lopez Manzano Tuy Community High School	561,000			561,000
Laiya National High School	568,000			568,000
Lian National High School	561,000			561,000
Looc National High School	563,000			563,000
Lucsuhin National High School	276,000			276,000
Lumbangan National High School	561,000			561,000
Maabud National High School	563,000			563,000
Malvar National High School	1,239,000			1,239,000
Masaguitsit Banalo National High School	226,000			226,000
Mataas na Kahoy National High School	563,000			563,000
Padre Garcia National High School	568,000			568,000
Palahanan National High School	574,000			574,000
Pansol National High School	567,000			567,000
Payapa National High School	574,000			574,000
Pedro Paterno National High School	574,000			574,000
Rosario National High School	563,000			563,000
San Pascual National High School	1,023,000			1,023,000
San Pedro National High School	561,000			561,000
Sico 1.0 National High School	567,000			567,000
Sta. Anastacia-San Rafael National High School	567,000			567,000
Sta. Clara National High School	568,000			568,000
Sta. Monica National High School	561,000			561,000
Sta. Teresita National High School	563,000			563,000
Taal National High School	1,029,000			1,029,000
Tala National High School	561,000			561,000
Taysan National High School	574,000			574,000
Tingloy National High School	561,000			561,000
Tipas National High School	272,000			272,000
Wenceslao Trinidad Memorial National High School	4,572,000			4,572,000
Division of Cavite	113,191,000	23,096,000	500,000	136,787,000

Division Office - Proper	53,764,000	23,096,000	500,000	77,360,000
Secondary Education	59,427,000			59,427,000

214	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Alfonso National High School	898,000			898,000
Amadeo National High School	3,182,000			3,182,000
Amaya School of Home Industries	3,509,000			3,509,000
Asis National High School (Constancio E. Aure, Sr. National High School)	693,000			693,000
Bagbag National High School (formerly Ligtong National High School)	567,000			567,000
Bendita National High School	565,000			565,000
Binakayan National High School	276,000			276,000
Bucal National High School	3,879,000			3,879,000
Bulihan National High School	567,000			567,000
Carmona National High School	284,000			284,000
Cavite National Science High School	1,904,000			1,904,000
Emiliano Tria Tirona Memorial National High School	4,947,000			4,947,000
F. P. Tolentino Memorial High School	568,000			568,000
Francisco Osorio National High School	567,000			567,000
Gen. E. Aguinaldo National High School (Bailen)	565,000			565,000
Gen. Hariano Alvarez Technical High School	6,445,000			6,445,000
Gen. Vito Belarmino National High School	568,000			568,000
Governor Ferrer National High School (Main)	4,450,000			4,450,000
Kaong National High School	567,000			567,000
Kaytitinga National High School	988,000			988,000
Lucsuhin National High School	572,000			572,000
Luis Aguado National High School	572,000			572,000
Lumampong National High School	565,000			565,000
Lumil National High School	563,000			563,000
Malabag National High School	567,000			567,000
Maragondon National High School	1,197,000			1,197,000
Munting Ilog National High School	563,000			563,000
Naic Coastal National High School	565,000			565,000
Naic National High School	561,000			561,000
Noveleta National High School	568,000			568,000
Rosario National High School (formerly A. Abadilla National High School)	574,000			574,000
San Jose Community High School	2,121,000			2,121,000
Santiago National High School	561,000			561,000
Tagaytay City National High School	796,000			796,000
Tagaytay City National Science High School	787,000			787,000
Tanza National Comprehensive High School	4,357,000			4,357,000
Tanza National Trade School	2,833,000			2,833,000
Ternate National High School	1,210,000			1,210,000
Ternate West National High School	561,000			561,000
Trece Martirez City National High School	2,784,000			2,784,000
Tropical Village National High School	561,000			561,000
Division of Laguna	82,643,000	23,996,000	500,000	107,139,000

Division Office - Proper	54,762,000	23,996,000	500,000	79,258,000
Secondary Education	27,881,000			27,881,000

Alaminos National High School	773,000			773,000
Balian National High School	977,000			977,000
Bigaa National High School	561,000			561,000
Cabuyao National High School	576,000			576,000
Calumpang National High School	771,000			771,000
Cristobal S. Conducto Memorial National High School	565,000			565,000
Dayap National High School	568,000			568,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	215
DEPARTMENT OF EDUCATION

Don Manuel Rivera Memorial National High School	565,000			565,000
Famy National High School	759,000			759,000
Gulod National High School	568,000			568,000
Kabulusan National High School	782,000			782,000
Liliw National High School	567,000			567,000
Linga National High School, Pila	766,000			766,000
Los Baños National High School, Batong Malaki	774,000			774,000
Los Baños National High School, Poblacion	992,000			992,000
Lumban National High School	484,000			484,000
Lumot National High School	289,000			289,000
Masaya National High School	563,000			563,000
Nicolas L. Galvez Memorial National High School	565,000			565,000
Pacita Complex National High School	565,000			565,000
Pagsanjan National High School	574,000			574,000
Pedro Guevarra National High School	5,931,000			5,931,000
Plaridel National High School	293,000			293,000
Poten & Eliseo M. Quesada Memorial National High School	561,000			561,000
Pulo National High School	568,000			568,000
Sampaguita Village National High School	567,000			567,000
San Francisco National High School	567,000			567,000
San Juan National High School, Kalayaan	279,000			279,000
San Pedro Relocation Center National High School - Main Campus	2,470,000			2,470,000
Siniloan National High School	289,000			289,000
Southville I National High School	572,000			572,000
Sta. Catalina National High School	753,000			753,000
Sta. Maria National High School	294,000			294,000
Talangan National High School	565,000			565,000
Unson National High School	568,000			568,000
Division of Quezon	152,819,000	31,011,000	500,000	184,330,000

Division Office - Proper	95,524,000	31,011,000	500,000	127,035,000
Secondary Education	57,295,000			57,295,000

Abuyon National High School	2,510,000			2,510,000
Alabat Island National High School	3,543,000			3,543,000
Amontay National High School	563,000			563,000
Atimonan National Comprehensive High School	561,000			561,000
Binulusan lntegrated School	568,000			568,000
Bondoc Peninsula Agricultural High School	2,803,000			2,803,000
Buenavista National High School	1,932,000			1,932,000
Bukal Sur National High School	567,000			567,000
Burdeos National High School	561,000			561,000
Cabay National High School	293,000			293,000
Calauag National High School	574,000			574,000
Camflora National High School	574,000			574,000
Canda National High School	561,000			561,000
Concepcion National High School	565,000			565,000
Dagatan National High School	563,000			563,000
Dr. Maria D. Pastrana High School (Mauban
National High School)	289,000			289,000
Dr. Panfilo Castro National High School	294,000			294,000
Elias A. Salvador National High School	565,000			565,000
Godofredo H. Tan Memorial School of Arts and Trades	1,570,000			1,570,000
Guinayangan National High School	567,000			567,000
Gumaca National High School	4,578,000			4,578,000

216	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Hondagua National High School	272,000			272,000
Infanta National High School	574,000			574,000
Lamon Bay School of Fisheries	3,326,000			3,326,000
Libo National High School	565,000			565,000
Lopez National Comprehensive High School	568,000			568,000
Lusacan National High School	568,000			568,000
Lutucan National High School	3,206,000			3,206,000
Magallanes National High School	293,000			293,000
Malinao Ilaya National High School	565,000			565,000
Manuel Macasaet National High School	293,000			293,000
Manuel S. Enverga Memorial School of Arts and Trades	2,824,000			2,824,000
Marcial B. Villanueva National High School	561,000			561,000
Olongtao National High School	561,000			561,000
Paaralang Sekundarya ng Heneral Nakar	765,000			765,000
Paaralang Sekundarya ng Lukban	284,000			284,000
Pagbilao Grande Island National High School	565,000			565,000
Pagbilao National High School	561,000			561,000
Paiisa National High School	572,000			572,000
Patnanungan National High School	561,000			561,000
Perez National High School	793,000			793,000
Polillo National High School	563,000			563,000
Quezon National High School	5,707,000			5,707,000
Recto Memorial National High School	578,000			578,000
San Antonio National High School	276,000			276,000
San Isidro National High School, Catanauan	565,000			565,000
San Isidro National High School, General Luna	2,464,000			2,464,000
Silangang Malicboy National High School	565,000			565,000
Sta. Catalina National High School	565,000			565,000
Sto. Domingo National High School	565,000			565,000
Tagkawayan National High School	568,000			568,000
Talipan National High School	578,000			578,000
Tongohin National High School	567,000			567,000
Ungos National High School	567,000			567,000
Unisan National High School	289,000			289,000
Division of Rizal	69,805,000	23,580,000	500,000	93,885,000

Division Office - Proper	43,392,000	23,580,000	500,000	67,472,000
Secondary Education	26,413,000			26,413,000

Angono National High School	576,000			576,000
Antonio C. Esgnerra Memorial National High School	293,000			293,000
Bagumbong National High School	565,000			565,000
Baras National High School	565,000			565,000
Bayugo National High School	565,000			565,000
Benjamin B. Esguerra Memorial National High School	567,000			567,000
Bernardo F. San Juan Memorial National High School	567,000			567,000
Burgos National High School	568,000			568,000
Carlos “Botong” Francisco Memorial National High School	576,000			576,000
Casimiro A. Ynares, Sr. Memorial National High School	572,000			572,000
Catalino D. Salazar National High School	565,000			565,000
Don Jose Ynares Memorial National High School	574,000			574,000
Francisco Felix Memorial National High School	779,000			779,000
Gov. Isidro S. Rodriquez, Sr. Memorial National High School	568,000			568,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	217
DEPARTMENT OF EDUCATION

Guronasyon Foundation Incorporated National High School	576,000			576,000
Janosa National High School	565,000			565,000
Jose F. Diaz Memorial National High School	565,000			565,000
Kasiglahan Village High School	574,000			574,000
Licerio Geronimo National High School	276,000			276,000
Hahabang Parang National High School	572,000			572,000
Malaya National High School	567,000			567,000
Manggahan National High School	565,000			565,000
Manuel I. Santos Memorial National High School	574,000			574,000
Marciana P. Catolos National High School	565,000			565,000
Margarito Duavit Memorial National High School (Vicente Madrigal - Pilapila Extension)	572,000			572,000
Montalban Heights (NTA) National High School	565,000			565,000
Morong National High School	574,000			574,000
Muzon National High School	572,000			572,000
Pantay National High School (Teresa National High School - Pantay Annex)	567,000			567,000
Pililla National High School	294,000			294,000
Quisao National High School	565,000			565,000
Rizal National Science High School	1,312,000			1,312,000
Sampaloc National High School	567,000			567,000
San Guillermo National High School	572,000			572,000
San Isidro National High School	565,000			565,000
San Jose National High School	568,000			568,000
San Juan National High School	565,000			565,000
San Mateo National High School	284,000			284,000
Silangan National High School	567,000			567,000
Tagumpay National High School	567,000			567,000
Tanay National High School	284,000			284,000
Taytay National High School	1,199,000			1,199,000
Teresa National High School	574,000			574,000
Vicente Madrigal national High School	1,216,000			1,216,000
Wava National High School	565,000			565,000
Division of Antipolo City	19,649,000	10,462,000	500,000	30,611,000

Division Office - Proper	14,260,000	10,462,000	500,000	25,222,000
Secondary Education	5,389,000			5,389,000

Antipolo National High School	578,000			578,000
Bagong Nayon II National High School	568,000			568,000
Cupang National High School	272,000			272,000
Mambugan National High School	565,000			565,000
Marcelino M. Santos National High School	563,000			563,000
Maximo L. Gatlabayan Memorial National High School	563,000			563,000
Mayamot National High School	567,000			567,000
San Isidro National High School	565,000			565,000
San Jose National High School	574,000			574,000
San Roque National High School	574,000			574,000
Division of Batangas City	41,150,000	6,636,000	500,000	48,286,000

Division Office - Proper	29,896,000	6,636,000	500,000	37,032,000
Secondary Education	11,254,000			11,254,000

Balete National High School	565,000			565,000
Banaba National High School	779,000			779,000

218	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Batangas National High School	7,650,000			7,650,000
Paharang National High School	565,000			565,000
Pinamucan National High School	565,000			565,000
Sto. Niño National High School	565,000			565,000
Tabangao National High School	565,000			565,000
Division of Calamba City	21,666,000	7,053,000	500,000	29,219,000

Division Office - Proper	17,431,000	7,053,000	500,000	24,984,000
Secondary Education	4,235,000			4,235,000

Calamba Bayside National High School	272,000			272,000
Calamba National High School	293,000			293,000
Camp Vicente Lim National High School	561,000			561,000
Castor Alviar National High School	293,000			293,000
Eduardo Barreto, Sr. National High School	293,000			293,000
Kapayapaan National High School	576,000			576,000
Lecheria National High School	565,000			565,000
Looc National High School	279,000			279,000
Makiling National High School	561,000			561,000
Palo Alto National High School	272,000			272,000
Punta National High School	270,000			270,000
Division of Cavite City	20,172,000	3,952,000	500,000	24,624,000

Division Office - Proper	12,571,000	3,952,000	500,000	17,023,000
Secondary Education	7,601,000			7,601,000

Cavite National High School	7,036,000			7,036,000
Sangley Point National High School	565,000			565,000
Division of Dasmariñas City	26,444,000	8,755,000	500,000	35,699,000

Division Office - Proper	15,712,000	8,755,000	500,000	24,967,000
Secondary Education	10,732,000			10,732,000

Congressional National High School	482,000			482,000
Dasmariñas East National High School	780,000			780,000
Dasmariñas National High School (formerly Dasmariñas Relocation Center High School)	6,762,000			6,762,000
Dasmariñas North National High School	574,000			574,000
Dasmariñas West National High School	272,000			272,000
New Era National High School	294,000			294,000
Pag-asa National High School	778,000			778,000
Paliparan National High School	790,000			790,000
Division of Lipa City	26,682,000	6,512,000	500,000	33,694,000

Division Office - Proper	19,236,000	6,512,000	500,000	26,248,000
Secondary Education	7,446,000			7,446,000

Bolbok National High School	572,000			572,000
Bugtong na Pulo National High School	565,000			565,000
Bulacnin National High School	565,000			565,000
Fernando Air Base National High School	574,000			574,000
Inosloban-Marawoy National High School	802,000			802,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	219
DEPARTMENT OF EDUCATION

Lipa City National High School	576,000			576,000
Lodlod National High School	567,000			567,000
Lumbang National High School	563,000			563,000
Pinagkawitan National High School	572,000			572,000
Pinagtongulan National High School	567,000			567,000
San Celestino National High School	759,000			759,000
San Isidro National High School	764,000			764,000
Division of Lucena City	19,272,000	5,557,000	500,000	25,329,000

Division Office - Proper	17,014,000	5,557,000	500,000	23,071,000
Secondary Education	2,258,000			2,258,000

Cotta National High School	565,000			565,000
Gulang-Gulang National High School	565,000			565,000
Lucena City National High School	563,000			563,000
Lucena Dalahican National High School	565,000			565,000
Division of San Pablo City	24,053,000	6,123,000	500,000	30,676,000

Division Office - Proper	20,677,000	6,123,000	500,000	27,300,000
Secondary Education	3,376,000			3,376,000

Col. Lauro D. Dizon Memorial National High School (San Pablo City National High School Annex)	565,000			565,000
Del Remedio National High School	565,000			565,000
San Jose National High School (San Pablo City National High School - San Jose Extension)	561,000			561,000
San Pablo City National High School	561,000			561,000
San Vicente National High School (San Pablo City National High School - San Vicente Extension)	563,000			563,000
Santisimo Rosario National High School	561,000			561,000
Division of Sta. Rosa City	17,847,000	5,650,000	500,000	23,997,000

Division Office - Proper	14,232,000	5,650,000	500,000	20,382,000
Secondary Education	3,615,000			3,615,000

Aplaya National High School	771,000			771,000
Balibago National High School	578,000			578,000
Pulong Sta. Cruz National High School	567,000			567,000
Southville IV National High School	568,000			568,000
Sta. Rosa Science and Technology High School	568,000			568,000
Sto. Domingo National High School	563,000			563,000
Division of Tanauan City	21,441,000	5,144,000	500,000	27,085,000

Division Office - Proper	14,331,000	5,144,000	500,000	19,975,000
Secondary Education	7,110,000			7,110,000

Bernardo Lirio National High School	561,000			561,000
Luyos National High School	561,000			561,000
Natatas National High School	561,000			561,000
Pantay National High School	561,000			561,000

220	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Tanauan City National High School	270,000			270,000
Tanauan School of Fisheries	4,035,000			4,035,000
Tinurik National High School	561,000			561,000
Division of Tayabas City	13,483,000	3,745,000	500,000	17,728,000

Division Office - Proper	8,460,000	3,745,000	500,000	12,705,000
Secondary Education	5,023,000			5,023,000

Luis Palad National High School	5,023,000			5,023,000
Division of Bacoor City	14,871,000	6,333,000	500,000	21,704,000

Division Office - Proper	11,294,000	6,333,000	500,000	18,127,000
Secondary Education	3,577,000			3,577,000

Bacoor National High School (Main)	3,284,000			3,284,000
Eastern Bacoor National High School	293,000			293,000
Division of Imus City	8,603,000	5,877,000	500,000	14,980,000

Division Office - Proper	7,256,000	5,877,000	500,000	13,633,000
Secondary Education	1,347,000			1,347,000

Gen. E. Aguinaldo National High School (Imus)	572,000			572,000
Imus National High School	775,000			775,000
Division of Biñan City	13,798,000	3,366,000	500,000	17,664,000

Division Office - Proper	10,634,000	3,366,000	500,000	14,500,000
Secondary Education	3,164,000			3,164,000

Biñan National High School - Main	561,000			561,000
Biñan Secondary School of Applied Academics	563,000			563,000
Jacobo Z. Gonzales Memorial National High School	1,209,000			1,209,000
Nereo R. Joaquin National High School	561,000			561,000
St. Francis National High School	270,000			270,000
Division of Cabayao City		2,548,000	500,000	3,048,000

Division Office - Proper		2,548,000	500,000	3,048,000
Division of General Trias City		2,548,000	500,000	3,048,000

Division Office - Proper		2,548,000	500,000	3,048,000
Region IVB - MIMAROPA	353,421,000	103,683,000	5,000,000	462,104,000

Regional Office - IVB	24,095,000	29,692,000	1,500,000	55,287,000
Division of Marinduque	28,568,000	7,829,000	500,000	36,897,000

Division Office - Proper	20,625,000	7,829,000	500,000	28,954,000
Secondary Education	7,943,000			7,943,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	221
DEPARTMENT OF EDUCATION

Bangbang National High School	567,000			567,000
Bognuyan National High School	568,000			568,000
Buenavista National High School	1,029,000			1,029,000
Landy National High School	568,000			568,000
Makapuyat National High School	1,033,000			1,033,000
Marinduque National High School	4,178,000			4,178,000
Division of Occidental Mindoro	48,820,000	11,247,000	500,000	60,567,000

Division Office - Proper	21,424,000	11,247,000	500,000	33,171,000
Secondary Education	27,396,000			27,396,000

Abra de Ilog National High School	561,000			561,000
Calintaan National High School	567,000			567,000
Central National High School (San Jose National High School Annex)	561,000			561,000
Ligaya National High School	270,000			270,000
Looc National School of Fisheries	1,877,000			1,877,000
Lubang Vocational High School	2,383,000			2,383,000
Magsaysay National High School	565,000			565,000
Occidental Mindoro National High School	4,018,000			4,018,000
Paluan National High School	561,000			561,000
Pedro T. Mendiola, Sr. Memorial National High School (Mina de Oro National High School)	4,988,000			4,988,000
Rizal National High School	2,443,000			2,443,000
Sablayan National Comprehensive High School	4,118,000			4,118,000
San Jose National Agricultural and Industrial High School	1,002,000			1,002,000
San Jose National High School	2,356,000			2,356,000
San Vicente National High School	565,000			565,000
Sta. Cruz National High School	561,000			561,000
Division of Oriental Mindoro	67,282,000	15,097,000	500,000	82,879,000

Division Office - Proper	46,472,000	15,097,000	500,000	62,069,000
Secondary Education	20,810,000			20,810,000

Alcadesma National High School	561,000			561,000
Aurelio Arago Memorial National High School	565,000			565,000
Aurora National High School	567,000			567,000
Baco National High School	561,000			561,000
Balugo National High School	561,000			561,000
Bansud National High School (Regional Science High School for MIMAROPA)	567,000			567,000
Bulalacao National High School	568,000			568,000
Bulbugan National High School	779,000			779,000
Dangay National High School	565,000			565,000
Dayhagan National High School	565,000			565,000
Domingo Yu Chu National High School	1,198,000			1,198,000
Doroteo S. Mendoza, Sr. National High School	565,000			565,000
Fe del Mundo National High School	289,000			289,000
Inarawan National High School	270,000			270,000
Kaligtasan National High School	561,000			561,000
Leuteboro National High School	1,672,000			1,672,000
Marcelo Cabrera Vocational High School	568,000			568,000
Melgar National High School	272,000			272,000
Nabuslot National High School	1,231,000			1,231,000
Naujan Municipal High School	563,000			563,000

222	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Pag-asa National High School	563,000			563,000
Pambisan National High School	568,000			568,000
Pili National High School	561,000			561,000
Porfirio Comia Memorial High School (Barcenaga National High School)	986,000			986,000
President Diosdado Macapagal Memorial National High School	561,000			561,000
Puerto Galera National High School	561,000			561,000
Quinabigan National High School	563,000			563,000
San Agustin National High School	563,000			563,000
San Mariano National High School	563,000			563,000
Vicente B. Ylagan National High School	1,712,000			1,712,000
Villa Pag-asa National High School	561,000			561,000

Division of Palawan	80,355,000	19,413,000	500,000	100,268,000

Division Office - Proper	56,349,000	19,413,000	500,000	76,262,000

Secondary Education	24,006,000			24,006,000

Abongan National High School	270,000			270,000
Aborlan National High School	853,000			853,000
Araceli National High School	293,000			293,000
Aramaywan National High School	272,000			272,000
Balabac National High School	565,000			565,000
Bataraza National High School	567,000			567,000
Brooke’s Point National High School	490,000			490,000
Central Taytay National High School	270,000			270,000
Caron School of Fisheries	3,738,000			3,738,000
Culion National High School (Culion Sanitarium Special School)	270,000			270,000
El Nido National High School	565,000			565,000
Gaudencio Abordo Memorial National High School	2,859,000			2,859,000
Governor Alfredo Abueg, Sr. National Technical and Vocational Memorial High School	565,000			565,000
Jose P. Rizal National High School	281,000			281,000
Magara School for Philippine Craftsmen	565,000			565,000
Narra National High School	987,000			987,000
Panacan National High School	1,194,000			1,194,000
Plaridel National High School	563,000			563,000
Princesa Urduja National High School	565,000			565,000
Pulot National High School	775,000			775,000
Quezon National High School	1,479,000			1,479,000
Rio Tuba National High School	568,000			568,000
Roxas National Comprehensive High School	3,758,000			3,758,000
Salvacion National High School	563,000			563,000
San Vicente National High School	568,000			568,000
Sta. Teresita National High School	563,000			563,000

Division of Romblon	65,834,000	9,127,000	500,000	75,461,000

Division Office - Proper	35,845,000	9,127,000	500,000	45,472,000

Secondary Education	29,989,000			29,989,000

Agnipa National High School	1,041,000			1,041,000
Alcantara National High School	1,542,000			1,542,000
Banton National High School	1,248,000			1,248,000
Cajidiocan National High School	1,252,000			1,252,000
Calatrava National High School	561,000			561,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	223
DEPARTMENT OF EDUCATION

Concepcion National High School	2,701,000			2,701,000
Corcuera National High School	1,044,000			1,044,000
Don Carlos M. Mejias Memorial High School	565,000			565,000
Espana National High School	1,233,000			1,233,000
Esteban Madrona National High School (Bachawan National High School)	1,041,000			1,041,000
Libertad National High School	1,041,000			1,041,000
Looc National High School	3,970,000			3,970,000
Mabini National High School	1,041,000			1,041,000
Macario Molina National High School	1,061,000			1,061,000
Magdiwang National High School	1,227,000			1,227,000
Odiongan National High School	1,245,000			1,245,000
Romblon National High School, Romblon	3,722,000			3,722,000
San Andres National High School (RCFF - San Andres)	561,000			561,000
San Jose Agricultural High School	3,328,000			3,328,000
Sta. Fe National High School (Guinbirayan National High School - Sta. Fe Extension)	565,000			565,000

Division of Calapan City	22,192,000	4,877,000	500,000	27,569,000

Division Office - Proper	16,758,000	4,877,000	500,000	22,135,000

Secondary Education	5,434,000			5,434,000

Canubing 1 National High School	565,000			565,000
Managpi National High School	567,000			567,000
Oriental Mindoro National High School	4,302,000			4,302,000

Division of Puerto Princesa City	16,275,000	6,401,000	500,000	23,176,000

Division Office - Proper	9,492,000	6,401,000	500,000	16,393,000

Secondary Education	6,783,000			6,783,000

Palawan National School	4,868,000			4,868,000
San Jose National High School	565,000			565,000
San Miguel National High School	782,000			782,000
Sicsican National High School	568,000			568,000

Region V - Bicol	545,867,000	182,671,000	8,000,000	736,538,000

Regional Office - V	18,790,000	37,806,000	1,500,000	58,096,000

Division of Albay	62,683,000	18,683,000	500,000	81,866,000

Division Office - Proper	34,033,000	18,683,000	500,000	53,216,000

Secondary Education	28,650,000			28,650,000

Anislag National High School	1,192,000			1,192,000
Balogo High School	289,000			289,000
Barim National High School	567,000			567,000
Bonga National High School	561,000			561,000
Buga High School, Libon	289,000			289,000
Cabasan National High School	567,000			567,000
Cotmon National High School	574,000			574,000
Daraga National High School	466,000			466,000
Ilanod High School	563,000			563,000
Itaran National High School	565,000			565,000
Jovellar National High School	561,000			561,000

224	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Libon Agro-Industrial High School	289,000			289,000
Lower Binogsacan National High School	508,000			508,000
Malabog National High School	828,000			828,000
Malilipot National High School	537,000			537,000
Malinao National High School	576,000			576,000
Malipo National High School	289,000			289,000
Manito National High School	758,000			758,000
Maramba National High School	289,000			289,000
Marcial O. Rañola Memorial High School	3,346,000			3,346,000
Masaranag National High School	289,000			289,000
Mauraro National High School	563,000			563,000
Naga National High School	565,000			565,000
Oas Polytechnic School	561,000			561,000
Pantao National High School	561,000			561,000
Pili National High School	561,000			561,000
Pioduran National High School	561,000			561,000
Polangui General Comprehensive High School	2,144,000			2,144,000
Ponso National High School	565,000			565,000
Rapu-rapu National High School	2,088,000			2,088,000
Saban National High School	565,000			565,000
San Antonio National High School, Malilipot	294,000			294,000
San Jose National High School, Malilipot	574,000			574,000
Sto. Domingo National High School	768,000			768,000
Timi Agro-Industrial School	3,246,000			3,246,000
Villahermosa National High School	563,000			563,000
Vinisitahan National High School	568,000			568,000

Division of Camarines Norte	40,809,000	12,489,000	500,000	53,798,000

Division Office - Proper	24,450,000	12,489,000	500,000	37,439,000

Secondary Education	16,359,000			16,359,000

Alawihao High School	537,000			537,000
Basud National High School	608,000			608,000
Batobalani National High School	565,000			565,000
Camarines Norte High School	568,000			568,000
D. Q. Liwag National High School	567,000			567,000
Daguit National High School	565,000			565,000
Froilan Lopez High School	541,000			541,000
Gonzalo Aler National High School	561,000			561,000
Jose Panganiban National High School	2,446,000			2,446,000
Labo Science and Technology High School	561,000			561,000
Larap National High School	563,000			563,000
Leocadio Alejo Eatienza High School, Sta. Elena	561,000			561,000
Moreno Integrated School	574,000			574,000
Paracale National High School	480,000			480,000
Rizal National High School	760,000			760,000
San Felipe National High School	483,000			483,000
San Roque High School	574,000			574,000
Talobatib High School	561,000			561,000
Tigbinan National High School	565,000			565,000
Tulay Na Lupa National High School	1,265,000			1,265,000
Vicente L. Basit Memorial High School	563,000			563,000
Vinzons Pilot High School	1,891,000			1,891,000
Division of Camarines Sur	106,798,000	32,685,000	500,000	139,983,000

Division of Camarines Sur	53,711,000	32,685,000	500,000	86,896,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	225
DEPARTMENT OF EDUCATION

Secondary Education	53,087,000	53,087,000

Agdangan National High School	565,000	565,000
Antipolo National High School, Minalabac	563,000	563,000
Baao National High School	795,000	795,000
Barcelonita Fishery School	1,763,000	1,763,000
Bato National High School	565,000	565,000
Bikal Fishery School	2,578,000	2,578,000
Binanuaanan High School	563,000	563,000
Bula National High School	1,436,000	1,436,000
Calabanga National Science High School (Calabanga National High School)	1,822,000	1,822,000
Colacling National High School	561,000	561,000
Del Gallego National High School	561,000	561,000
Don M. Veneracion National High School	568,000	568,000
Don Servillano Platon Memorial National High School	567,000	567,000
Dr. Rodolfo V. Panor, Jr. Memorial National High School	759,000	759,000
Gainza National High School	567,000	567,000
Goa National High School	563,000	563,000
Godofredo Reyes, Sr. National High School	561,000	561,000
Hanawan National High School	561,000	561,000
Hobo National High School	561,000	561,000
Homobono H. Gonzalez National High School	561,000	561,000
Juan F. Trivino Memorial High School	1,592,000	1,592,000
La Purisima National High School	563,000	563,000
Magarao National High School, Magarao	574,000	574,000
Malabag National High School	270,000	270,000
Maura N. Sibulo National High School	289,000	289,000
Milaor National High School	661,000	661,000
Minalabac National High School	1,383,000	1,383,000
Nabua National High School	4,855,000	4,855,000
Nato National High School	561,000	561,000
Ocampo National High School	768,000	768,000
Palsong National High School	561,000	561,000
Pamplona National High School	561,000	561,000
Pamukid National High School	940,000	940,000
Partido Agro - Industrial National High School	565,000	565,000
Pili National High School - Pili	2,060,000	2,060,000
Pinaglabanan High School	561,000	561,000
Quipayo National High School	534,000	534,000
Ragay National Agricultural and Fisheries School	2,901,000	2,901,000
Rodriguez National High School	567,000	567,000
Salvacion National High School - Bato	561,000	561,000
San Fernando National High School	565,000	565,000
San Isidro National High School - Libmanan	568,000	568,000
San Jose National High School, San Jose	289,000	289,000
San Jose Pili National High School	565,000	565,000
San Juan National High School	565,000	565,000
San Rafael National High School	1,844,000	1,844,000
San Ramon National High School - Lagonoy	561,000	561,000
San Vicente National High School - Buhi	270,000	270,000
Sipocot National High School	2,088,000	2,088,000
Siruma National High School	561,000	561,000
Sta. Cruz National High School	568,000	568,000
Sta. Justina National High School	561,000	561,000
Sta. Lutgarda National High School	534,000	534,000
Sto. Tomas National High School	602,000	602,000
Sulpicio A. moco National High School	245,000	245,000
Tamban National High School	561,000	561,000

226	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Tandaay Provincial High School	293,000			293,000
Tamog National High School	565,000			565,000
Tomas A. Andaya, Sr. National High School	1,154,000			1,154,000
Union National High School	567,000			567,000
Villazar National High School	561,000			561,000
Vivencio Obias - Kinalansan National High School	633,000			633,000
Division of Catanduanes	61,070,000	9,117,000	500,000	70,687,000

Division Office - Proper	32,585,000	9,117,000	500,000	42,202,000
Secondary Education	28,485,000			28,485,000

Bagamanoc Rural Development High School	1,500,000			1,500,000
Baras Rural Development High School	1,679,000			1,679,000
Bato Rural Development High School	2,533,000			2,533,000
Calatagan High School	990,000			990,000
Caramoran Rural Development High School	1,174,000			1,174,000
Caramoran School of Fisheries	2,405,000			2,405,000
Catanduanes National High School	4,904,000			4,904,000
Gigmoto Rural Development High School	1,745,000			1,745,000
Pandan School of Arts and Trades	3,760,000			3,760,000
San Andres Vocational School	3,594,000			3,594,000
San Miguel Rural Development High School	2,052,000			2,052,000
Viga Rural Development High School	2,149,000			2,149,000
Division of Masbate	73,749,000	19,716,000	500,000	93,965,000

Division Office - Proper	49,330,000	19,716,000	500,000	69,546,000
Secondary Education	24,419,000			24,419,000

Andres Clemente, Jr. National High School	1,360,000			1,360,000
Aroroy National High School	1,748,000			1,748,000
Badiang National High School	1,049,000			1,049,000
Bagahanglad National High School	1,049,000			1,049,000
Baleno National High School	1,027,000			1,027,000
Balud National High School	1,054,000			1,054,000
Buenavista National High School	1,038,000			1,038,000
Cataingan National High School	2,100,000			2,100,000
Del Carmen National High School	762,000			762,000
Dimasalang National High School	1,861,000			1,861,000
Luy-a National High School	765,000			765,000
Mandaon National High School	1,257,000			1,257,000
Masbate School of Fisheries	740,000			740,000
Mobo National High School	1,464,000			1,464,000
Monreal National High School	561,000			561,000
Panique National High School	565,000			565,000
Pawican National High School	1,024,000			1,024,000
Salvador Arollado, Sr. Memorial High School	1,015,000			1,015,000
San Jacinto National High School	2,847,000			2,847,000
San Pascual National High School	1,133,000			1,133,000
Division of Sorsogon	59,691,000	16,097,000	500,000	76,288,000

Division Office - Proper	29,572,000	16,097,000	500,000	46,169,000
Secondary Education	30,119,000			30,119,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	227
DEPARTMENT OF EDUCATION

Abucay National High School	410,000			410,000
Barcelona National Comprehensive High School	791,000			791,000
Biriran National High School	561,000			561,000
Buhang National High School	763,000			763,000
Bulan National High School	2,126,000			2,126,000
Bulusan High School	561,000			561,000
Casiguran Technical Vocational School	2,933,000			2,933,000
Castilla National High School	759,000			759,000
Cumadcad National High School	680,000			680,000
Dinapa National High School	561,000			561,000
Donsol National Comprehensive High School	2,736,000			2,736,000
Donsol Vocational High School	2,929,000			2,929,000
Gabao National High School	561,000			561,000
Gallanosa National High School	2,358,000			2,358,000
Gubat National High School	1,867,000			1,867,000
Macalaya National High School	563,000			563,000
Magallanes National High School	561,000			561,000
Magallanes National Vocational High School	2,126,000			2,126,000
Matnog National High School	467,000			467,000
Pilar National Comprehensive High School	363,000			363,000
Prieto Diaz National High School	991,000			991,000
Salvacion National High School	565,000			565,000
San Francisco National High School	567,000			567,000
San Isidro National High School (Bulan)	565,000			565,000
Sta. Magdalena National High School	569,000			569,000
Talaonga National High School	2,186,000			2,186,000
Division of Iriga City	16,759,000	4,643,000	500,000	21,902,000

Division Office - Proper	10,764,000	4,643,000	500,000	15,907,000
Secondary Education	5,995,000			5,995,000

Perpetual Help National High School	777,000			777,000
Rinconada National Technical Vocational School	3,242,000			3,242,000
Sagrada National High School	565,000			565,000
San Antonio National High School, Iriga Cty	775,000			775,000
Zeferino Arroyo High School	636,000			636,000
Division of Legazpi City	16,518,000	5,423,000	500,000	22,441,000

Division Office - Proper	11,360,000	5,423,000	500,000	17,283,000
Secondary Education	5,158,000			5,158,000

Banquerohan National High School	636,000			636,000
Cabangan High School	561,000			561,000
Homapon High School	534,000			534,000
Legazpi City Science High School	563,000			563,000
Oro Site High School	537,000			537,000
Pag-asa National High School	2,327,000			2,327,000
Division of Ligao City	14,869,000	4,912,000	500,000	20,281,000

Division Office - Proper	11,205,000	4,912,000	500,000	16,617,000
Secondary Education	3,664,000			3,664,000

Bicol Regional Science High School	1,481,000			1,481,000
Deogracias P. Princesa Memorial High School	561,000			561,000

228	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Ligao National High School	1,061,000			1,061,000
Paulba National High School	561,000			561,000
Division of Masbate City	19,210,000	4,640,000	500,000	24,350,000

Division Office - Proper	13,081,000	4,640,000	500,000	18,221,000
Secondary Education	6,129,000			6,129,000

Capitolina O. Legaspi Memorial High School (E. Legaspi, Sr. National High School)	988,000			988,000
Masbate National Comprehensive High School	5,141,000			5,141,000
Division of Naga City	17,762,000	5,485,000	500,000	23,747,000

Division Office - Proper	9,996,000	5,485,000	500,000	15,981,000
Secondary Education	7,766,000			7,766,000

Camarines Sur National High School	5,085,000			5,085,000
Cararayan National High School	572,000			572,000
Carolina National High School	569,000			569,000
Concepcion Pequeña National High School	679,000			679,000
Naga City School of Arts and Trades (formerly Sabang High School, Naga City)	293,000			293,000
Naga City Science High School	568,000			568,000
Division of Sorsogon City	19,494,000	5,798,000	500,000	25,792,000

Division Office - Proper	13,220,000	5,798,000	500,000	19,518,000
Secondary Education	6,274,000			6,274,000

Abuyog National High School	563,000			563,000
Celestino G. Tabuena Memorial National High School	565,000			565,000
Rawis National High School	565,000			565,000
Rizal Integrated National School	563,000			563,000
Sorsogon National High School	4,018,000			4,018,000
Division of Tabaco City	17,665,000	5,177,000	500,000	23,342,000

Division Office - Proper	11,869,000	5,177,000	500,000	17,546,000
Secondary Education	5,796,000			5,796,000

Bantayan National High School	534,000			534,000
San Antonio National High School, Tabaco	563,000			563,000
San Lorenzo National High School	563,000			563,000
San Miguel National High School	289,000			289,000
Tabaco National High School	3,847,000			3,847,000
Region VI - Western Visayas	899,929,000	222,010,000	10,500,000	1,132,439,000

Regional Office - VI	25,374,000	48,939,000	1,500,000	75,813,000
Division of Aklan	76,339,000	12,338,000	500,000	89,177,000

Division Office - Proper	48,576,000	12,338,000	500,000	61,414,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	229
DEPARTMENT OF EDUCATION

Secondary Education	27,763,000			27,763,000

Aklan National High School for Arts and Trades	567,000			567,000
Altavas National School	3,041,000			3,041,000
Bacan National High School	565,000			565,000
Batan Academy (A National High School)	1,275,000			1,275,000
Boracay National High School	561,000			561,000
Buruanga Vocational School	3,081,000			3,081,000
Candelaria National High School	574,000			574,000
Libacao National Forestry Vocational High School	2,917,000			2,917,000
Linabuan National High School	574,000			574,000
Madalag National High School	574,000			574,000
Makato Integrated School	565,000			565,000
Malay National High School	574,000			574,000
Malinao School for Philippine Craftsmen	3,015,000			3,015,000
Maloco National High School	565,000			565,000
Naile National High School	565,000			565,000
New Washington National Comprehensive High School	565,000			565,000
Numancia Integrated School	563,000			563,000
Numancia National School of Fisheries	2,720,000			2,720,000
Ochando National High School	563,000			563,000
Ondoy National High School	565,000			565,000
Regional Science High School (formerly Science Development National High School)	883,000			883,000
Solido National High School	565,000			565,000
Tangalan National High School	1,196,000			1,196,000
Toledo National High School	565,000			565,000
Union National High School	565,000			565,000
Division of Antique	101,737,000	14,573,000	500,000	116,810,000

Division Office - Proper	46,929,000	14,573,000	500,000	62,002,000
Secondary Education	54,808,000			54,808,000

Antique National High School	6,570,000			6,570,000
Antique Vocational School	3,785,000			3,785,000
Aureliana National High School	1,224,000			1,224,000
Barangbang National High School	1,034,000			1,034,000
Barbaza National High School	1,227,000			1,227,000
Belison National School	1,626,000			1,626,000
Bitadton National High School	456,000			456,000
Buhang National High School	463,000			463,000
Caluya National High School	1,218,000			1,218,000
Col. Ruperto Abellon National School	2,240,000			2,240,000
Concepcion L. Cazeñas Memorial School (formerly Gov. Villavert Jimenez National High School)	2,017,000			2,017,000
Egaña National High School	472,000			472,000
Gen. Leandro Fullon National School	2,610,000			2,610,000
Gideon M. Cabigunda Memorial High School (formerly Bugo National School)	2,414,000			2,414,000
Gov. Julio Macuja Memorial Comprehensive High School (Iraya National High School)	1,049,000			1,049,000
Gen. Julian Fullon Pacificador National School	1,097,000			1,097,000
Igburi National High School	483,000			483,000
Igpalge National High School	1,635,000			1,635,000
Laua-an National High School	1,041,000			1,041,000
Libertad National Vocational High School	3,357,000			3,357,000
Lirio M. Escaño, Sr. National School	1,049,000			1,049,000

230	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Mag-aba National High School	456,000			456,000
Moscoso-Rios National High School	777,000			777,000
Northern Antique Vocational School	3,705,000			3,705,000
Northern Bugasong National High School	561,000			561,000
Pandan National Vocational High School	561,000			561,000
Pangpang National High School	1,049,000			1,049,000
Pascual M. Osuyos Memorial High School (formerly Aras-asan National High School)	452,000			452,000
Patria National High School	2,162,000			2,162,000
Pis-anan National High School	2,165,000			2,165,000
San Pedro National High School	1,017,000			1,017,000
San Roque Ezpeleta National High School	483,000			483,000
Sibalom National High School	782,000			782,000
Southern Bugasong National High School	452,000			452,000
Sta. Justa National High School	1,041,000			1,041,000
Tario Lim National Memorial High School	561,000			561,000
Tinogboc National High School	472,000			472,000
Valderrama National High School	1,045,000			1,045,000
Division of Capiz	70,623,000	14,609,000	500,000	85,732,000

Division Office - Proper	46,193,000	14,609,000	500,000	61,302,000
Secondary Education	24,430,000			24,430,000

Bongsuan National High School	289,000			289,000
Cabug-cabug National High School	578,000			578,000
Capiz National High School	3,230,000			3,230,000
Casanayan National High School	276,000			276,000
Col. Patrocenio Artuz National High School	561,000			561,000
Commissioner Luis R. Asis National High School	1,269,000			1,269,000
Concepcion Castro Garcia National High School	568,000			568,000
Cuartero National High School	568,000			568,000
Dao National High School	561,000			561,000
David Moises Memorial High School (Balit National High School)	279,000			279,000
Don Felix Balgos Memorial National High School	289,000			289,000
Dr. Vicente V. Andaya, Sr. National High School	289,000			289,000
Dulangan National High School	561,000			561,000
Dumalag Central National High School	565,000			565,000
Estefania Montemayor National High School	1,618,000			1,618,000
Hipona National High School	272,000			272,000
Ivisan National High School	1,646,000			1,646,000
Jagnaya National High School	293,000			293,000
Jamindan National High School	1,045,000			1,045,000
Leodegario De Ocampo, Sr. National High School (formerly Capagao National High School)	561,000			561,000
Lucero National High School	561,000			561,000
Maindang National High School	561,000			561,000
Malonoy National High School	561,000			561,000
Mambusao East National High School (Extension of David Moises Memorial High School)	561,000			561,000
Mambusao National High School (David Moises National High School - Mambusao West Extension)	561,000			561,000
Marciano Patricio National High School (formerly Pilar National High School)	294,000			294,000
Mayor Ramon A. Benjamin, Sr. Memorial High School	289,000			289,000
Panitan National High School	474,000			474,000
Pontevedra National High School	272,000			272,000
Putian National High School	270,000			270,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	231
DEPARTMENT OF EDUCATION

San Nicolas National High School, Pilar	289,000			289,000
San Nicolas National High School, Tapaz	954,000			954,000
Sapian National High School	2,904,000			2,904,000
Tuburan National High School - F. Degala National High School Extension	561,000			561,000
Division of Guimaras	32,520,000	5,736,000	500,000	38,756,000

Division Office - Proper	21,691,000	5,736,000	500,000	27,927,000
Secondary Education	10,829,000			10,829,000

Alegria National High School	483,000			483,000
Buenavista National High School	1,064,000			1,064,000
Cabalagnan National High School	787,000			787,000
Desiderio C. Gange (Naabay) National High School	1,026,000			1,026,000
Dr. Catalino Gallego Nava Memorial High School	565,000			565,000
East Valencia National High School	1,038,000			1,038,000
Getulio National High School	472,000			472,000
Jordan National High School	1,051,000			1,051,000
Magaway National High School	456,000			456,000
Nueva Valencia National High School	1,234,000			1,234,000
Remedios E. Vilches - San Lorenzo National High School	561,000			561,000
Salvacion National High School	1,034,000			1,034,000
Trinidad V. Canja - Sta. Teresa National High School (formerly Sta. Teresa National High School)	1,058,000			1,058,000
Division of Iloilo	216,791,000	34,663,000	500,000	251,954,000

Division Office - Proper	117,115,000	34,663,000	500,000	152,278,000
Secondary Education	99,676,000			99,676,000

Abangay National High School	561,000			561,000
Ajuy National High School	561,000			561,000
Alcarde-Gustilo Memorial National High School	793,000			793,000
Alejandro Firmeza Memorial National High School	574,000			574,000
Alimodian National Comprehensive High School	4,222,000			4,222,000
Anilao National High School	2,530,000			2,530,000
Badiangan National High School	795,000			795,000
Balasan National High School	1,959,000			1,959,000
Banate National High School	2,063,000			2,063,000
Barotac Nuevo Comprehensive National High School	2,221,000			2,221,000
Barotac Viejo National High School	2,168,000			2,168,000
Batad National High School	563,000			563,000
Bingawan National High School	1,988,000			1,988,000
Botong Cabanbanan National High School	762,000			762,000
Buga National High School	574,000			574,000
Cabatuan National Comprehensive High School	5,181,000			5,181,000
Calinog National Comprehensive High School	1,023,000			1,023,000
Camangahan National High School	561,000			561,000
Carlos Lopez National High School	568,000			568,000
Carvasana National High School	197,000			197,000
Cawayan National High School	561,000			561,000
Culasi National High School	561,000			561,000
Dingle National High School	2,016,000			2,016,000
Don Casimiro Andrada Y Cuaresma National High School	2,455,000			2,455,000

232	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Don Esteban S. Javellana National High School	987,000			987,000
Don Felix Serra National High School	983,000			983,000
Don Jose Sustiguer Monfort National High School	561,000			561,000
Dueñas General Comprehensive High School	4,476,000			4,476,000
Dumangas National High School	1,646,000			1,646,000
Estancia National High School	561,000			561,000
Granada National High School	561,000			561,000
Guimbal National High School	1,228,000			1,228,000
Igbaras National High School	1,160,000			1,160,000
Iloilo National High School	6,928,000			6,928,000
Janiuay National Comprehensive High School	561,000			561,000
Lambunao National High School	568,000			568,000
Leganes National High School	2,095,000			2,095,000
Lemery National High School	568,000			568,000
Leon National High School	561,000			561,000
Leonora S. Salapantan National High School	1,666,000			1,666,000
Maasin National Comprehensive High School	565,000			565,000
Malitbog National High School	1,232,000			1,232,000
Manuel A. Aaron Memorial National High School	565,000			565,000
Miag-ao National High School	568,040			568,000
Mina National High School	1,614,000			1,614,000
New Lucena National Comprehensive High School	1,238,000			1,238,000
New Lucena National High School	1,170,000			1,170,000
Nicomedes R. Tubar, Sr. National High School	2,081,000			2,081,000
Oton National High School	2,672,000			2,672,000
Palaca-Damilisan National High School	574,000			574,000
Palanguia National High School	561,000			561,000
Pavia National High School	3,044,000			3,044,000
Pili National High School	766,000			766,000
Pototan National High School	1,443,000			1,443,000
Purificacion P. Dolor Monfort National High School	1,105,000			1,105,000
Roberto H. Tirol National High School (formerly Concepcion NHS)	1,105,000			1,105,000
Rufino G. Palabrica, Sr. National High School	782,000			782,000
San Enrique National Comprehensive High School	1,285,000			1,285,000
San Joaquin School of Fisheries	2,736,000			2,736,000
San Rafael National High School (San Rafael)	2,306,000			2,306,000
Sara National High School	578,000			578,000
Sta. Barbara National Comprehensive High School	4,840,000			4,840,000
Tigbauan National High School, Tigbauan	3,434,000			3,434,000
Tina National High School	199,000			199,000
Tubungan National High School	766,000			766,000
Zarraga National High School	1,880,000			1,880,000
Division of Negros Occidental	101,008,000	25,977,000	500,000	127,485,000

Division Office - Proper	53,111,000	25,977,000	500,000	79,588,000
Secondary Education	47,897,000			47,897,000

Aguisan National High School	567,000			567,000
Antipolo National High School	567,000			567,000
Binalbagan National High School (Paglaum National High School)	1,032,000			1,032,000
Bocana National High School	565,000			565,000
Bulwangan National High School	561,000			561,000
Cabacungan National High School	563,000			563,000
Calatrava National High School	1,824,000			1,824,000
Caningay National High School	296,000			296,000
Cansilayan National High School	773,000			773,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	233
DEPARTMENT OF EDUCATION

Catalino Solinguen National High School (formerly Miranda National High School)	561,000			561,000
Cauayan National High School	561,000			561,000
Col. Griffin National High School	561,000			561,000
Culipapa National High School	561,000			561,000
Don Hilarion G. Gonzaga Memorial High School	998,000			998,000
Don Simplicio Lizares Memorial National High School	561,000			561,000
Dr. Antonio Lizares National High School	561,000			561,000
E. B. Magalona National High School	830,000			830,000
Enriqueta Montilla de Esteban Memorial High School	764,000			764,000
Eva J. Montilla National High School	563,000			563,400
Florentina F. Caña Recta Memorial High School	563,000			563,000
Gil Montilla National High School	568,000			568,000
Guiljungan National High School	281,000			281,000
Guiljungan National High School - Tuyon Extension	561,000			561,000
Guinpanaan National High School	568,000			568,000
Himamaylan National High School	1,423,000			1,423,000
Hinigaran National High School	1,667,000			1,667,000
Inocencio V. Ferrer Memorial School of Fisheries (Talisay School of Fisheries)	3,356,000			3,356,000
Isabela National High School	272,000			272,000
La Castellana National High School	724,000			724,000
Labi-labi National High School	565,000			565,000
Lopez Jaena National High School	561,000			561,000
Manapla National High School	1,021,000			1,021,000
Murcia National High School	762,000			762,000
Mabilao National High School	565,000			565,000
Negros Occidental High School	8,233,000			8,233,000
Negros Occidental National Industrial School of Home Industries	3,787,000			3,787,000
Payao National High School	276,000			276,000
Pontevedra National High School	565,000			565,000
Quirico G. Manzano Memorial National High School (Caningay National High School - Candoni Extension)	561,000			561,000
Rafael B. Lacson Memorial High School	1,211,000			1,211,000
Raymundo Tongson National High School	567,000			567,000
San Enrique High School	561,000			561,000
Sofronio Carmona Memorial National High School	561,000			561,000
Tabao National High School	574,000			574,000
Tabu National High School	574,000			574,000
Tigbao National High School	270,000			270,000
Toboso National High School	561,000			561,000
Valladolid National High School	762,000			762,000
Victorias National High School	2,108,000			2,108,000
Division of Bacolod City	40,251,000	8,842,000	500,000	49,593,000

Division Office - Proper	19,576,000	8,842,000	500,000	28,918,000
Secondary Education	20,675,000			20,675,000

Abkasa National High School	946,000			946,000
Alangilan National High School	1,202,000			1,202,000
Bacolod City National High School	4,513,000			4,513,000
Barangay Singcang Airport National High School	2,108,000			2,108,000
Bata National High School	1,198,000			1,198,000
Domingo Lacson National High School	2,888,000			2,888,000
Emiliano Lizares National High School	1,534,000			1,534,000
Generoso Villanueva, Sr. National High School	561,000			561,000

234	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Handumanan National High School (formerly MRRP National High School)	561,000			561,000
Luis Hervias National High School	1,290,000			1,290,000
Luisa Medel National High School	780,000			780,000
Mansilingan Agro-Industrial High School	1,202,000			1,202,000
Paglaum Village National High School	972,000			972,000
Sum-ag National High School	920,000			920,000
Division of Bago City	25,958,000	5,512,000	500,000	31,970,000

Division Office - Proper	l8,786,000	5,512,000	500,000	24,798,000
Secondary Education	7,172,000			7,172,000

Ramon Torres Dulao National High School	272,000			272,000
Ramon Torres Luisiana National High School	561,000			561,000
Ramon Torres Ma-ao Sugar Central National High School	762,000			762,000
Ramon Torres Malingin National High School	467,000			467,000
Ramon Torres National High School	3,777,000			3,777,000
Ramon Torres Sagasa National High School	561,000			561,000
Ramon Torres Taloc National High School	772,000			772, 000
Division of Cadiz City	18,881,000	5,347,000	500,000	24,728,000

Division Office - Proper	12,901,000	5,347,000	500,000	18,748,000
Secondary Education	5,980,000			5,980,000

Cadiz Viejo National High School	497,000			497,000
Caduha-an National High School	889,000			889,000
Dr. Vicente F. Gustilo Memorial National High School	2,707,000			2,707,000
Mabini National High School	561,000			561,000
Tiglawigan National High School	565,000			565,000
Villacia National High School	761,000			761,000
Division of Escalante City	14,328,000	4,398,000	500,000	19,226,000

Division Office - Proper	11,392,000	4,398,000	500,000	16,290,000
Secondary Education	2,936,000			2,936,000

Buenavista National High School	568,000			568,000
Dian-ay National High School	270,000			270,000
Escalante National High School	972,000			972,000
Mabini National High School	561,000			561,000
Old Poblacion National High School	565,000			565,000
Division of Iloilo City	30,841,000	7,492,000	500,000	38,833,000

Division Office - Proper	18,774,000	7,492,000	500,000	26,766,000
Secondary Education	12,067,000			12,067,000

Fort San Pedro National High School	1,363,000			1,363,000
Iloilo City National High School	4,031,000			4,031,000
Jalandoni Memorial National High School	1,031,000			1,031,000
Jaro National High School	2,002,000			2,002,000
La Paz National High School	1,347,000			1,347,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	235
DEPARTMENT OF EDUCATION

Mandurriao National High School	957,000			957,000
Melchor L. Nava National High School (Iloilo City NNS - Calaparan Extension)	563,000			563,000
Ramon Avanceia National High School	773,000			773,040
Division of Kabankalan City	23,005,000	5,864,000	500,000	29,369,000

Division Office - Proper	18,058,000	5,864,000	500,000	24,422,000
Secondary Education	4,947,000			4,947,000

Bantayan National High School	565,000			565,000
Binicuil National High School	572,000			572,000
Camansi National High School	567,000			567,000
Florentino Galang, Sr. National High School	561,000			561,000
Salong National High School	561,000			561,000
Tabugon National High School	561,000			561,000
Tampalon National High School	561,000			561,000
Tapi National High School	999,000			999,000
Division of La Carlota City	17,780,000	3,815,000	500,000	22,095,000

Division Office - Proper	10,941,000	3,815,000	500,000	15,256,000
Secondary Education	6,839,000			6,839,000

Doña Hortencia S. Benedicto Memorial National High School	5,713,000			5,713,000
La Granja National High School	565,000			565,000
San Miguel National High School	561,000			561,000
Division of Passi City	14,384,000	3,996,000	500,000	18,880,000

Division Office - Proper	11,782,000	3,996,000	500,000	16,278,000
Secondary Education	2,602,000			2,602,000

Passi National High School	2,041,000			2,041,000
Salñgan National High School	561,000			561,000
Division of Roxas City	26,091,000	4,868,000	500,000	31,459,000

Division Office - Proper	18,027,000	4,868,000	500,000	23,395,000
Secondary Education	8,064,000			8,064,000

Cong. Ramon A. Arnaldo National High School	3,576,000			3,576,000
Roxas City School of Philippine Craftsmen	3,812,000			3,812,000
Tanque National High School	676,000			676,000
Division of Sagay City	25,026,000	5,220,000	500,000	30,746,000

Division Office - Proper	18,886,000	5,220,000	500,000	24,606,000
Secondary Education	6,140,000			6,140,000

Bato National High School	1,069,000			1,069,000
Eusebio Lopez Memorial Integrated School (formerly Eusebio Lopez Memorial National High School)	766,000			766,000

236	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Sagay National High School	3,744,000			3,744,000
Vito National High School	561,000			561,000
Division of San Carlos City	18,257,000	4,985,000	500,000	23,742,000

Division Office - Proper	15,096,000	4,985,000	500,000	20,581,000
Secondary Education	3,161,000			3,161,000

Bagonbon National High School	270,000			270,000
Don Carlos Ledesma National High School	1,550,000			1,550,000
Julio Ledesma National High School	568,000			568,000
Quezon National High School	773,000			773,000
Division of Silay City	20,735,000	4,836,000	500,000	26,071,000

Division Office - Proper	15,801,000	4,836,000	500,000	21,137,000
Secondary Education	4,934,000			4,934,000

Barangay Guimbaloan National High School	289,000			289,000
Doña Monserrat Lopez Memorial High School	4,645,000			4,645,000
Region VII - Central Visayas	521,514,000	211,726,000	11,000,000	744,240,000

Regional Office - VII	19,707,000	48,333,000	1,500,000	69,540,000
Division of Bobol	71,848,000	25,271,000	500,000	97,619,000

Division Office - Proper	37,671,000	25,271,000	500,000	63,442,000
Secondary Education	34,177,000			34,177,000

Aguining National High School	568,000			568,000
Alicia Technical Vocational High School	561,000			561,000
Baclayon National High School	1,012,000			1,012,000
Batman National High School	765,000			765,000
Biabas Trade High School	567,000			567,000
Biking Technical Vocational High School	565,000			565,000
Bilar National High School	791,000			791,000
Cabilao National High School	568,000			568,000
Calape National High School	568,000			568,000
Camambugan National High School	568,000			568,000
Campao Oriental National High School	565,000			565,000
Cangawa National High School	561,000			561,000
Catigbian National High School	567,000			567,000
Clarin School of Fisheries	572,000			572,000
Corella National High School	1,184,000			1,184,000
Dagohoy National High School	768,000			768,000
Danao National High School	572,000			572,000
Francisco L. Adlaon High School	565,000			565,000
Guinacot National High School	476,000			476,000
Hanopol National High School	568,000			568,000
Hinlayagan National High School	567,000			567,000
Inabanga High School, Nabuad	567,000			567,000
Katipunan National High School	563,000			563,000
La Hacienda National High School	563,000			563,000
La Union National High School	567,000			567,000
Lila National High School	568,000			568,000
Loboc National High School	1,013,000			1,013,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	237
DEPARTMENT OF EDUCATION

Lourdes National High School	1,203,000			1,203,000
Mahayag National High School	565,000			565,000
Mayor A. R. Tuazon National School of Fisheries	567,000			567,000
Mahawan National High School	561,000			561,000
Pangangan National High School, Main	565,000			565,000
Pilar Technical Vocational High School	276,000			276,000
President Carlos P. Garcia Technical Vocational School of Fisheries and Arts	563,000			563,000
San Agustin National High School	565,000			565,000
San Isidro National High School, San Isidro	986,000			986,000
San Isidro Technical Vocational High School	565,000			565,000
San Jose National High School, Inabanga	563,000			563,000
San Jose National High School, Talibon	565,000			565,000
San Niguel Technical Vocational High School	563,000			563,000
San Pascual National Agricultural High School	563,000			563,000
San Roque National High School, Albuquerque, Bohol	765,000			765,000
San Roque National High School, Mabini, Bohal	766,000			766,000
Sevilla National High School	565,000			565,000
Sierra Bullones Technical Vocational High School	563,000			563,000
Sikatuna National Agricultural High School	572,000			572,000
Southern Inabanga High School	565,000			565,000
Tabalong National High School	763,000			763,000
Tabuan National High School	567,000			567,000
Tagwa Sur National High School	563,000			563,000
Tubigon West National High School	565,000			565,000
Tulang National High School (Getafe High School)	563,000			563,000
Union National High School	563,000			563,000
Valencia Technical Vocational High School	788,000			788,000
Division of Cebu Province	110,824,000	36,438,000	500,000	147,762,000

Division Office - Proper	81,855,000	36,438,000	500,000	118,793,000
Secondary Education	28,969,000			28,969,000

Aloguinsan National High School	490,000			490,000
Arcelo Memorial National High School (San Vicente National High School)	574,000			574,000
Badian National High School	1,776,000			1,776,000
Bala National High School	561,000			561,000
Bartolome and Manuela Pañares Memorial National High School	789,000			789,000
Bitoon National Vocational High School	1,284,000			1,284,000
Baljoon National High School	563,000			563,000
Buanoy National High School	1,613,000			1,613,000
Bulak National High School	272,000			272,000
Cabangahan National High School	567,000			567,000
Calape National High School	492,000			492,000
Camotes National High School	567,000			567,000
Carmen National High School	574,000			574,000
Catmon National High School	565,000			565,000
Cagon National High School	565,000			565,000
Colawin National High School	568,000			568,000
Compostela National High School	1,130,000			1,130,000
Consolacion National High School	569,000			569,000
Daanbantayan National High School	976,000			976,000
Dalaguete National High School	296,000			296,000
Doña Liling Neis Negapatan National High School	852,000			852,000
Juan Pamplona National High School (Tabuelan NHS)	289,000			289,000

238	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Kawit National High School	294,000			294,000
Lamac National High School	567,000			567,000
Lambusan National High School	568,000			568,000
Langin National High School	561,000			561,000
Lipata National High School	489,000			489,000
Looc Norte National High School	294,000			294,000
Madridejos National High School	761,000			761,000
Maya National High School	561,000			561,000
Montaneza National High School	293,000			293,000
Montealegre National High School	289,000			289,000
Mulao National High School	561,000			561,000
Patupat National High School	568,000			568,000
Pinamungajan National High School	576,000			576,000
Pitalo National High School	276,000			276,000
San Remigio National High School	272,000			272,000
San Sebastian National High School	561,000			561,000
Sangat National High School	567,000			567,000
Santa Fe National High School	272,000			272,000
Santa Lucia National High School	276,000			276,000
Santander National High School	563,000			563,000
Sibonga National High School	966,000			966,000
Tabunan National High School	270,000			270,000
Tayud National High School	565,000			565,000
Tubod National High School (Camp 7 NHS Extension)	294,000			294,000
Tulay National High School	489,000			489,000
Tungkop National High School	995,000			995,000
Usmad National High School	289,000			289,000
Division of Negros Oriental	68,086,000	15,873,000	500,000	84,459,000

Division Office - Proper	58,027,000	15,873,000	500,000	74,400,000
Secondary Education	10,059,000			10,059,000

Amlan National High School	512,000			512,000
Ayungon Municipal High School	272,000			272,000
Dauin National High School	567,000			567,000
Demetrio Alviola National High School	279,000			279,000
Don Emilio Macias Memorial National High School (formerly San Francisco National High School)	293,000			293,000
Jimalalud National High School	563,000			563,000
Jose B. Cardenas Municipal High School (Canlaon City National High School)	567,000			567,000
La Libertad Technical Vocational School	293,000			293,000
Manjuyod High School	574,000			574,000
Maria Macahig National High School	289,000			289,000
Negros Oriental National High School	2,917,000			2,917,000
Santiago Demo National High School (formerly Maluay National High School)	565,000			565,000
Siaton National High School	766,000			766,000
Sibulan Memorial National High School	276,000			276,000
Tambo National High School	561,000			561,000
Valencia National High School (Valencia Tech. School)	765,000			765,000
Division of Siquijor	16,778,000	4,683,000	500,000	21,961,000

Division Office - Proper	14,312,000	4,683,000	500,000	19,495,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	239
DEPARTMENT OF EDUCATION

Secondary Education	2,466,000			2,466,000

Campalanas National High School	850,000			850,000
Cang-alwang National High School	272,000			272,000
Enrique Villanueva National High School	293,000			293,000
Lazi National Agricultural School	490,000			490,000
Tambisan National High School	561,000			561,000
Division of Bais City	8,431,000	3,934,000	500,000	12,865,000

Division Office - Proper	7,659,000	3,934,000	500,000	12,093,000
Secondary Education	772,000			772,000

Bais City National High School (Main)	772,000			772,000
Division of Bayawan City	11,177,000	5,313,000	500,000	16,990,000

Division Office - Proper	9,766,000	5,313,000	500,000	15,579,000
Secondary Education	1,411,000			1,411,000

Basay National High School	568,000			568,000
Bayawan National High School	276,000			276,000
Kalumboyan National High School	567,000			567,000
Division of Bogo City	11,150,000	3,417,000	500,000	15,067,000

Division Office - Proper	10,298,000	3,417,000	500,000	14,215,000
Secondary Education	852,000			852,000

Banban National High School	852,000			852,000
Division of Carcar City	13,444,000	4,545,000	500,000	18,489,000

Division Office - Proper	12,027,000	4,545,000	500,000	17,072,000
Secondary Education	1,417,000			1,417,000

Carcar National High School (Poblacion Right)	563,000			563,000
Ocaña National High School (Valladolid National High School Extension)	561,000			561,000
Valladolid National High School	293,000			293,000
Division of Cebu City	46,074,000	12,792,000	500,000	59,366,000

Division Office - Proper	31,592,000	12,792,000	500,000	44,884,000
Secondary Education	14,482,000			14,482,000

Abellana National High School (Day & Night)	4,769,000			4,769,000
Adlaon National High School	561,000			561,000
Bonbon National High School	561,000			561,000
Camp Lapu-Lapu National High School (Day & Night)	561,000			561,000
Cebu City National Science High School	2,695,000			2,695,000
Don Carlos Gothong Memorial National High School	574,000			574,000
Don Sergio Osmeña, Sr. Memorial National High School (Day & Night)	561,000			561,000
Don Vicente Rama Memorial High School (Day & Night)	289,000			289,000

240	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Florencio S. Urot Memorial National High School	757,000			757,000
Guba National High School	5,63,000			563,000
Pardo National High School (Day & Night)	289,000			289,000
Pit-os National High School (Day & Night)	762,000			762,000
Ramon Duterte Memorial National High School (Day & Night)	979,000			979,000
Talamban National High School	561,000			561,000
Division of Danao City	16,924,000	4,934,000	500,000	22,358,000

Division Office - Proper	15,235,000	4,934,000	500,000	20,669,000
Secondary Education	1,689,000			1,689,000

Cabungahan National High School	561,000			561,000
Guinsay National High School	565,000			565,000
Lawaan National High School	563,000			563,000
Division of Dumaguete City	15,823,000	3,825,000	500,000	20,148,000

Division Office - Proper	11,830,000	3,825,000	500,000	16,155,000
Secondary Education	3,993,000			3,993,000

Dumaguete City National High School, Junob	782,000			782,000
Dumaguete City National High School, Main - Calindagan	1,664,000			1,664,000
Dumaguete City Science High School	984,000			984,000
Taclobo National High School	563,000			563,000
Division of Guihulngan City	11,833,000	4,363,000	500,000	16,696,000

Division Office - Proper	10,166,000	4,363,000	500,000	15,029,000
Secondary Education	1,667,000			1,667,000

Guihulngan National High School, Poblacion	1,397,000			1,397,000
Tagbino Provincial High School	270,000			270,000
Division of Lapu-lapu City	15,214,000	7,534,000	500,000	23,248,000

Division Office - Proper	12,169,000	7,534,000	500,000	20,203,000
Secondary Education	3,045,000			3,045,000

Babag National High School	298,000			298,000
Lo-oc National High School	293,000			293,000
Mactan National High School	619,000			619,000
Marigondon National High School	968,000			968,000
Pajo National High School	574,000			574,000
Sta. Rosa National High School	293,000			293,000
Division of Mandaue City	21,160,000	6,513,000	500,000	28,173,000

Division Office - Proper	15,743,000	6,513,000	500,000	22,756,000
Secondary Education	5,417,000			5,417,000

Cabancalan National High School	563,000			563,000
Canduman National High School	676,000			676,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	241
DEPARTMENT OF EDUCATION

Don Gerado LL. Ouano Memorial National High School	574,000			574,000
Jagobiao National High School	753,000			753,000
Mandaue City Comprehensive National High School	947,000			947,000
Paknaan National High School	772,000			772,000
Subangdaku Technical-Vocational School	567,000			567,000
Tipolo National High School	565,000			565,000
Division of Naga City	5,742,000	4,535,000	500,000	10,777,000

Division Office - Proper	4,618,000	4,535,000	500,000	9,653,000
Secondary Education	1,124,000			1,124,000

Naga National High School	563,000			563,000
Tuyan National High School	561,000			561,000
Division of Tagbilaran City	15,344,000	3,706,000	500,000	19,550,000

Division Office - Proper	10,248,000	3,706,000	500,000	14,454,000
Secondary Education	5,096,000			5,096,000

Cogon High School Evening Class	563,000			563,000
Dr. Cecilio Putong National High School (Bohol NHS)	3,407,000			3,407,000
Manga National High School	561,000			561,000
Mansasa National High School	565,000			565,000
Division of Talisay City	11,784,000	5,434,000	500,000	17,718,000

Division Office - Proper	10,953,000	5,434,000	500,000	16,887,000
Secondary Education	831,000			831,000

Jaclupan National High School (Cansojong NHS)	270,000			270,000
Mohon Divino Amore National High School	561,000			561,000
Division of Tanjay City	11,574,000	4,811,000	500,000	16,885,000

Division Office - Proper	9,308,000	4,811,000	500,000	14,619,000
Secondary Education	2,266,000			2,266,000

Lourdes L. del Prado Memorial National High School (formerly Tanjay National High School, Sta. Cruz)	568,000			568,000
Pamplona National High School	567,000			567,000
Sta. Agueda National High School	563,000			563,000
Tanjay National High School, Opao	568,000			568,000
Division of Toledo City	18,597,000	5,472,000	500,000	24,569,000

Division Office - Proper	16,652,000	5,472,000	500,000	22,624,000
Secondary Education	1,945,000			1,945,000

Bato National High School	300,000			300,000
Don Andres Soriano National High School	574,000			574,000
Magdugo National High School	276,000			276,000
Toledo City National Vocational High School	795,000			795,000

242	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region VIII - Eastern Visayas	1,529,239,000	159,972,000	8,000,000	1,697,211,000

Regional Office - VIII	30,737,000	35,716,000	1,500,000	67,953,000
Division of Biliran	34,149,000	6,424,000	500,000	41,073,000

Division Office - Proper	20,845,000	6,424,000	500,000	27,769,000
Secondary Education	13,304,000			13,304,000

Culaba National Vocational School	2,898,000			2,898,000
Kawayan National High School	1,046,000			1,046,000
Manlabang National High School	2,685,000			2,685,000
Maripipi National Vocational School	3,273,000			3,273,000
Naval National High School	294,000			294,000
Naval School of Fisheries	3,108,000			3,108,000
Division of Eastern Samar	84,100,000	11,371,000	500,000	95,971,000

Division Office - Proper	58,964,000	11,371,000	500,000	70,835,000
Secondary Education	25,136,000			25,136,000

Alugan National School of Craftsmanship and Handicraft Industries	1,777,000			1,777,000
Dolores National High School	1,646,000			1,646,000
Giporlos National Trade School	2,456,000			2,456,000
Guiuan National High School	1,063,000			1,063,000
Lawaan National School of Craftsmanship and Home Industries	2,895,000			2,895,000
Llorente National High School	1,607,000			1,607,000
MacArthur National Agricultural School	2,639,000			2,639,000
Matarinao School of Fisheries	2,552,000			2,552,000
Samar National Pilot Opportunity School of Agriculture	3,109,000			3,109,000
Southern Samar National Comprehensive High School (Balangiga MMS)	1,200,000			1,200,000
Sulat National High School	1,021,000			1,021,000
Taft National High School	3,171,000			3,171,000
Division of Leyte	779,629,000	30,033,000	500,000	810,162,000

Division Office - Proper	763,077,000	30,033,000	500,000	793,610,000
Secondary Education	16,552,000			16,552,000

Bato School of Fisheries	3,800,000			3,800,000
Burauen Comprehensive National High School	764,000			764,000
Carigara National High School	1,033,000			1,033,000
Dr. Geronimo B. Zaldivar Memorial School of Fisheries	2,016,000			2,016,000
Dulag National High School	2,506,000			2,506,000
Hilongos National Vocational School	2,007,000			2,007,000
Leyte Agro-Industrial School	1,638,000			1,638,000
Merida Vocational School	2,788,000			2,788,000
Division of Northern Samar	86,432,000	15,985,000	500,000	102,917,000

Division Office - Proper	49,236,000	15,985,000	500,000	65,721,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	243
DEPARTMENT OF EDUCATION

Secondary Education	37,196,000	37,196,000

Allen National High School (Balicuatro MBS)	2,130,000			2,130,000
Basilio B. Chan Memorial Agricultural and Industrial School	2,260,000			2,260,000
Boban School for Philippine Craftsmen	2,607,000			2,607,000
Capul Agro-Industrial High School	2,860,000			2,860,000
Catarman National High School	1,778,000			1,778,000
Catubig Valley National High School	1,032,000			1,032,000
Don Juan F. Avalon National High School (San Roque MMS)	1,048,000			1,048,000
Eladio T. Balite Memorial School of Fisheries	3,178,000			3,178,000
Gala Vocational School	2,952,000			2,952,000
Lorenzo S. Menzon Agro-Industrial School (Lapinig AIMS)	1,099,000			1,099,000
Mapanas Agro-Industrial High School	1,570,000			1,570,000
Mondragon Agro-Industrial High School	1,980,000			1,980,000
San Antonia Agricultural and Vocational School	3,135,000			3,135,000
San Isidro agro-industrial High School	2,660,000			2,660,000
San Jose Technical High School	1,823,000			1,823,000
San Roque-Pambujan Vocational High School	1,515,000			1,515,000
San Vicente School of Fisheries	1,026,000			1,026,000
Sumuroy Agro-Industrial High School	2,543,000			2,543,000
Division of Samar	213,465,000	14,421,000	500,000	228,386,000

Division Office - Proper	198,515,000	14,421,000	500,000	213,436,000
Secondary Education	14,950,000			14,950,000

Basey National High School	3,459,000			3,459,000
Calbiga National High School	574,000			574,000
Clarencio Calagos Memorial School of Fisheries	3,528,000			3,528,000
Hinabangan National High School (Ranis MMS)	561,000			561,000
Sta. Margarita National High School	1,213,000			1,213,000
Tarangnan National High School	1,014,000			1,014,000
Valeriano C. Yancha Memorial Agricultural School	3,460,000			3,460,000
West Coast Agricultural High School	567,000			567,000
Wright National High School	574,000			574,000
Division of Southern Leyte	140,862,000	9,500,000	500,000	150,862,000

Division Office - Proper	133,582,000	9,500,000	500,000	143,582,000
Secondary Education	7,280,000			7,280,000

Pintuyan National Vocational High School	3,005,000			3,005,000
Silago National Vocational School	1,196,000			1,196,000
Villa Jacinta National Vocational School	3,079,000			3,079,000
Division of Baybay City	15,171,000	4,757,000	500,000	20,428,000

Division Office - Proper	12,991,000	4,757,000	500,000	18,248,000
Secondary Education	2,180,000			2,180,000

Baybay National High School	2,180,000			2,180,000

244	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Division of Borongan City	17,153,000	3,953,000	500,000	21,606,000

Division Office - Proper	11,365,000	3,953,000	500,000	15,818,000
Secondary Education	5,788,000			5,788,000

Eastern Samar National Comprehensive High School	3,827,000			3,827,000
Lalawigan National High School	1,961,000			1,961,000
Division of Calbayog City	31,077,000	6,536,000	500,000	38,113,000

Division Office - Proper	28,269,000	6,536,000	500,000	35,305,000
Secondary Education	2,808,000			2,808,000

Rafael Lentejas Memorial School of Fisheries	2,808,000			2,808,000
Division of Catbalogan City	20,380,000	4,808,000	500,000	25,688,000

Division Office - Proper	16,169,000	4,808,000	500,000	21,477,000
Secondary Education	4,211,000			4,211,000

Samar National High School	4,211,000			4,211,000
Division of Maasin City	16,907,000	4,441,000	500,000	21,848,000

Division Office - Proper	16,435,000	4,441,000	500,000	21,376,000
Secondary Education	472,000			472,000

Maasin Vocational High School	472,000			472,000
Division of Ormoc City	29,008,000	5,975,000	500,000	35,483,000

Division Office - Proper	26,999,000	5,975,000	500,000	33,474,000
Secondary Education	2,009,000			2,009,000

Ipil National High School	561,000			561,000
New Ormoc City National High School	1,448,000			1,448,000
Division of Tacloban City	30,169,000	6,052,000	500,000	36,721,000

Division Office - Proper	19,578,000	6,052,000	500,000	26,130,000
Secondary Education	10,591,000			10,591,000

Cirilo Roy Montejo National High School (Panalaron National High School)	1,017,000			1,017,000
Leyte National High School	3,986,000			3,986,000
Marasbaras National High School	568,000			568,000
Sagkahan National High School	1,893,000			1,893,000
San Jose National High School	1,259,000			1,259,000
Tacloban City Night High School	561,000			561,000
Tacloban National Agricultural School	567,000			567,000
Tacloban National High School	740,000			740,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	245
DEPARTMENT OF EDUCATION

Region IX - Zamboanga Peninsula	364,132,000	117,107,000	5,500,000	486,739,000

Regional Office - IX	29,487, 000	29,683,000	1,500,000	60,670,000
Division of Zamboanga del Norte	81,707,000	19,241,000	500,000	101,448,000

Division Office - Proper	62,098,000	19,241,000	500,000	81,839,000
Secondary Education	19,609,000			19,609,000

Bacungan National High School	1,045,000			1,045,000
Dohinob National High School	563,000			563,000
Katipunan National High School	578,000			578,000
Kipit Agro-Fishery High School	565,000			565,000
Liloy National High School	775,000			775,000
Manukan National High School	2,745,000			2,745,000
Piñan National High School	1,452,000			1,452,000
Polanco National High School	1,271,000			1,271,000
Salug National High School	1,440,000			1,440,000
Sergio Osmeña National High School	1,648,000			1,648,000
Sindangan National Agricultural School	5,574,000			5,574,000
Sindangan National High School	1,953,000			1,953,000
Division of Zamboanga del Sur	74,722,000	19,240,000	500,000	94,462,000

Division Office - Proper	61,421,000	19,240,000	500,000	81,161,000
Secondary Education	13,301,000			13,301,000

Balongating National High School	763,000			763,000
Bayog National High School	1,539,000			1,539,000
Commonwealth National High School	565,000			565,000
Dimataling National High School	1,029,000			1,029,000
Dinas National High School	1,042,000			1,042,000
Kabatan National High School	1,034,000			1,034,000
Lapuyan National High School	1,252,000			1,252,000
Mahayag National High School	561,000			561,000
Molave Vocational School (Molave Vocational TS)	2,429,000			2,429,000
Panagaan National High School	568,000			568,000
Tambulig (Echanca) National High School	1,023,000			1,023,000
Tukuran Technical Vocational High School (Tukuran Comprehensive NHS-San Carlos NHS)	1,496,000			1,496,000
Division of Zamboanga Sibugay	50,663,000	14,053,000	500,000	65,216,000

Division Office - Proper	34,532,000	14,053,000	500,000	49,085,000
Secondary Education	16,131,000			16,131,000

Alicia National High School	765,000			765,000
Diplahan National High School	1,275,000			1,275,000
Francisco Ramos National High School	2,020,000			2,020,000
Imelda National High School	1,243,000			1,243,000
Ipil National High School	565,000			565,000
Kabasalan National High School	647,000			647,000
Malangas National High School	1,252,000			1,252,000
Maga National High School	289,000			289,000
Olutanga National High School	561,000			561,000
Siay National High School	2,573,000			2,573,000

246	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Sta. Clara National High School	1,002,000			1,002,000
Surabay National High School	1,037,000			1,037,000
Talusan National High School	775,000			775,000
Titay National High School	1,272,000			1,272,000
Tungawan National High School	561,000			561,000
Zamboanga Sibugay National High School (Pangi NHS)	294,000			294,000
Division of Dapitan City	16,075,000	4,411,000	500,000	20,986,000

Division Office - Proper	13,741,000	4,411,000	500,000	18,652,000
Secondary Education	2,334,000			2,334,000

Dapitan City High School	1,271,000			1,271,000
Ilaya National High School	1,063,000			1,063,000
Division of Dipolog City	24,167,000	4,937,000	500,000	29,604,000

Division Office - Proper	15,159,000	4,937,000	500,000	20,596,000
Secondary Education	9,008,000			9,008,000

Alberto Q. Ubay Memorial Agro-Tech Science High School	565,000			565,000
Galas National High School	1,045,000			1,045,000
Panta National High School	1,023,000			1,023,000
Sicayab National High School	565,000			565,000
Zamboanga del Norte National High School	5,810,000			5,810,000
Division of Isabela City	21,949,000	5,123,000	500,000	27,572,000

Division Office - Proper	15,587,000	5,123,000	500,000	21,210,000
Secondary Education	6,362,000			6,362,000

Basilan National High School	4,003,000			4,003,000
Begang National High School	2,359,000			2,359,000
Division of Pagadian City	27,767,000	5,696,000	500,000	33,963,000

Division Office - Proper	17,317,000	5,696,000	500,000	23,513,000
Secondary Education	10,450,000			10,450,000

Lala National High School	563,000			563,000
Napolan National High School	563,000			563,000
Pagadian City National Comprehensive High School	565,000			565,000
Pagadian City National High School (Danlugan)	563,000			563,000
Tawagan Sur National High School	565,000			565,000
Zamboanga del Sur National High School	4,674,000			4,674,000
Zamboanga del Sur School of Arts and Trades	2,957,000			2,957,000
Division of Zamboanga City	37,595,000	14,723,000	500,000	52,818,000

Division Office - Proper	28,298,000	14,723,000	500,000	43,521,000
Secondary Education	9,297,000			9,297,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	247
DEPARTMENT OF EDUCATION

Arena Blanco National High School	568,000			568,000
Ayala National High School	569,000			569,000
Culianan National High School	567,000			567,000
Curuan National High School	561,000			561,000
Don Pablo Lorenzo Memorial High School	574,000			574,000
Manicahan National High School	565,000			565,000
Maria Clara L. Lobregat National High School (Divisoria National High School)	568,000			568,000
Mercedes National High School	572,000			572,000
Regional Science High School (Zamboanga Regional SHS)	567,000			567,000
Southcom National High School	568,000			568,000
Vitali National High School	565,000			565,000
Zamboanga City National High School (Main)	2,755,000			2,755,000
Zamboanga City National High School (West)	298,000			298,000
Region X - Northern Mindanao	499,749,000	143,611,000	8,500,000	651,860,000

Regional Office - X	23,878,000	35,068,000	1,500,000	60,446,000
Division of Bukidnon	74,945,000	18,977,000	500,000	94,422,000

Division Office - Proper	70,036,000	18,977,000	500,000	89,513,000
Secondary Education	4,909,000			4,909,000

Bukidnon National School of Home Industries	3,681,000			3,681,000
Manolo Fortich National High School	1,228,000			1,228,000
Division of Camiguin	25,348,000	4,627,000	500,000	30,475,000

Division Office - Proper	22,793,000	4,627,000	500,000	27,920,000
Secondary Education	2,555,000			2,555,000

Camiguin National High School	2,555,000			2,555,000
Division of Lanao del Norte	54,623,000	11,473,000	500,000	66,596,000

Division Office - Proper	43,583,000	11,473,000	500,000	55,556,000
Secondary Education	11,040,000			11,040,000

Baloi National High School	1,050,000			1,050,000
Kapatagan National High School	2,198,000			2,198,000
Lala National High School	2,216,000			2,216,000
Lanao del Norte National Comprehensive High School	3,713,000			3,713,000
Maigo National High School	1,863,000			1,863,000
Division of Misamis Occidental	45,408,000	8,956,000	500,000	54,864,000

Division Office - Proper	36,892,000	8,956,000	500,000	46,348,000
Secondary Education	8,516,000			8,516,000

Aloran Trade High School	2,796,000			2,796,000
Baliangao School of Fisheries	4,051,000			4,051,000
Clarin National High School	1,669,000			1,669,000

248	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Division of Misamis Oriental	79,920,000	14,765,000	500,000	95,185,000

Division Office - Proper	58,858,000	14,765,000	500,000	74,123,000
Secondary Education	21,062,000			21,062,000

Alubijid National Comprehensive High School	2,553,000			2,553,000
Initao National Comprehensive High School	1,697,000			1,697,000
Laguindingan National High School	2,318,000			2,318,000
Libertad National High School	1,835,000			1,835,000
Medina National Comprehensive High School	2,174,000			2,174,000
Misamis Oriental General Comprehensive High School	3,725,000			3,725,000
Opol National Secondary Technical School	2,641,000			2,641,000
Salay National High School	2,230,000			2,230,000
Sugbongcogon National High School	1,889,000			1,889,000
Division of Cagayan de Oro City	38,982,000	10,213,000	500,000	49,695,000

Division Office - Proper	38,982,000	10,213,000	500,000	46,695,000
Division of E1 Salvador City	8,647,000	3,151,000	500,000	12,298,000

Division Office - Proper	8,647,000	3,151,000	500,000	12,298,000
Division of Gingoog City	21,242,000	5,131,000	500,000	26,873,000

Division Office - Proper	21,242,000	5,131,000	500,000	26,873,000
Division of Iligan City	42,011,000	7,648,000	500,000	50,159,000

Division Office - Proper	22,636,000	7,648,000	500,000	30,784,000
Secondary Education	19,375,000			19,375,000

Acelo C. Badelles, Sr. Memorial High School (Tipanoy NHS)	1,167,000			1,167,000
Bunawan Agricultural High School	565,000			565,000
Bunawan National High School	567,000			567,000
Dalipuga National High School	985,000			985,000
Iligan City East National High School (Sta. Filomena)	982,000			982,000
Iligan City National School of Fisheries	3,472,000			3,472,000
Iligan City National High School	6,656,000			6,656,000
Maria Cristina National High School	984,000			984,000
Rogongon Agricultural High School	567,000			567,000
Suarez National High School	1,186,000			1,186,000
Tomas Cabili National High School	1,467,000			1,467,000
Tubaran National High School	777,000			777,000
Division of Malaybalay City	12,716,000	5,431,000	500,000	18,647,000

Division Office - Proper	9,342,000	5,431,000	500,000	15,273,000
Secondary Education	3,374,000			3,374,000

Bukidnon National High School	3,374,000			3,374,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	249
DEPARTMENT OF EDUCATION

Division of Oroquieta City	15,734,000	3,993,000	500,000	20,227,000

Division Office - Proper	11,080,000	3,993,000	500,000	15,573,000
Secondary Education	4,654,000			4,654,000

Misamis Occidental National High School	4,654,000			4,654,000
Division of Ozamiz City	28,558,000	4,972,000	500,000	34,030,000

Division Office - Proper	19,822,000	4,972,000	500,000	25,294,000
Secondary Education	8,736,000			8,736,000

Labo National High School	772,000			772,000
Ozamiz City National High School	3,953,000			3,953,000
Ozamiz City School of Arts and Trades	4,011,000			4,011,000
Division of Tangub City	10,789,000	3,884,000	500,000	15,173,000

Division Office - Proper	9,256,000	3,884,000	500,000	13,640,000
Secondary Education	1,533,000			1,533,000

Tangub City National High School	1,533,000			1,533,000
Division of Valencia City	16,948,000	5,322,000	500,000	22,770,000

Division Office - Proper	14,985,000	5,322,000	500,000	20,807,000
Secondary Education	1,963,000			1,963,000

Valencia National High School	1,963,000			1,963,000
Region XI - Davao	283,616,000	130,530,000	7,000,000	421,146,000

Regional Office - XI	26,738,000	29,539,000	1,500,000	57,777,000
Division of Compostela Valley	27,830,000	14,598,000	500,000	42,928,000

Division Office - Proper	16,162,000	14,598,000	500,000	31,260,000
Secondary Education	11,668,000			11,668,000

Andili National High School	270,000			270,000
Anibongan National High School	561,000			561,000
Atty. Orlando S. Rimando National High School	569,000			569,000
Compostela National High School	758,000			758,000
Gabi National High School	567,000			567,000
Lorenzo S. Sarmiento, Sr. National High School	568,000			568,000
Mabini National High School	565,000			565,000
Mainit National High School	568,000			568,000
Manat National High School	568,000			568,000
Maragusan National High School	574,000			574,000
Monkayo National High School	561,000			561,000
Montevista National High School	289,000			289,000
Nabunturan National Comprehensive High School	3,921,000			3,921,000
New Bataan National High School	479,000			479,000
Pantukan National High School	289,000			289,000
Pindasan National High School	561,000			561,000

250	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Division of Davao del Norte	21,239,000	9,531,000	500,000	31,270,000

Division Office - Proper	14,370,000	9,531,000	500,000	24,401,000
Secondary Education	6,869,000			6,869,000

Asuncion National High School Cabay-angan National High School	270,000 563,000			270,000 563,000
Carmen National High School	561,000			561,000
Dujali National High School	561,000			561,000
Kapalong National High School	574,000			574,000
Kimamon National High School	563,000			563,000
New Corella National High School	1,045,000			1,045,000
Sagayen National High School	561,000			561,000
Sawata National High School	563,000			563,000
Sto. Niño National High School	563,000			563,000
Sto. Tomas National High School	1,045,000			1,045,000
Division of Davao del Sur	37,882,000	10,664,000	500,000	49,046,000

Division Office - Proper	18,880,000	10,664,000	500,000	30,044,000
Secondary Education	19,002,000			19,002,000

Barayong National High School	298,000			298,000
Davao del Sur School of Fisheries	4,397,000			4,397,000
Federico Yap National High School (Astorga National High School)	1,036,000			1,036,000
Governor N. Llanos National High School	568,000			568,000
Hagonoy National High School	3,106,000			3,106,000
Ihan National High School	568,000			568,000
Inawayan National High School	1,676,000			1,676,000
Marber National High School	576,000			576,000
Matanao National High School	2,754,000			2,754,000
Padada National High School	561,000			561,000
Sta. Cruz National High School	2,471,000			2,471,000
Sulop National High School	991,000			991,000
Division of Davao Occidental	5,766,000	8,872,000	500,000	15,138,000

Division Office - Proper	1,603,000	8,872,000	500,000	10,975,000
Secondary Education	4,163,000			4,163,000

Alberto Olarte, Sr. National High School (Mabila National High School)	567,000			567,000
Basiawan National High School	1,037,000			1,037,000
Edna Guillermo Memorial High School	289,000			289,000
Heracleo Casco Memorial National High School	565,000			565,000
Jose Abad Santos National High School	565,000			565,000
Kalbay National High School	568,000			568,000
Mariano Peralta National High School	572,000			572,000
Division of Davao Oriental	22,330,000	6,948,000	500,000	29,778,000

Division Office - Proper	15,390,000	6,948,000	500,000	22,838,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	251
DEPARTMENT OF EDUCATION

Secondary Education	6,940,000			6,940,000

Baganga National High School	1,019,000			1,019,000
Caraga National High School	1,801,000			1,801,000
Cateel National Agricultural High School	2,285,000			2,285,000
Cateel Vocational High School	1,835,000			1,835,000
Division of Davao City	56,533,000	20,790,000	500,000	77,823,000

Division Office - Proper	26,070,000	20,790,000	500,000	47,360,000
Secondary Education	30,463,000			30,463,000

A. Navarro National High School	569,000			569,000
Baguio National School of Arts and Trades	2,912,000			2,912,000
Bernardo Carpio National High School	2,930,000			2,930,000
Biao National High School	972,000			972,000
Binowang National High School	289,000			289,000
Binugao National High School	289,000			289,000
Cabantian National High School	561,000			561,000
Calinan National High School	569,000			569,000
Catalunan Pequeño National High School	565,000			565,000
Crossing Bayabas National High School	780,000			780,000
Dacudao National High School	561,000			561,000
Daniel R. Aguinaldo National High School	561,000			561,000
Davao City National High School	5,151,000			5,151,000
Doña Carmen Denia National High School	1,864,000			1,864,000
Dr. Santiago Dakudao National High School	563,000			563,000
Erico T. Nograles National High School	578,000			578,000
F. Bangoy National High School	568,000			568,000
F. Bustamante National High School	574,000			574,000
Gregorio Tajo, Sr. National High School	488,000			488,000
Gov. Vicente Duterte National High School	563,000			563,000
Jesus J. Soriano National High School	1,030,000			1,030,000
Leon Garcia, Sr. National High School	294,000			294,000
Los Amigos National High School	775,000			775,000
Lower Tamugan National High School	561,000			561,000
Ma-a National High School	281,000			281,000
Mabini National High School	576,000			576,000
Marilog National High School	561,000			561,000
Mintal Comprehensive High School	281,000			281,000
Pablo Lorenzo National High School (Mandug National High School)	574,000			574,000
Sirib National High School	574,000			574,000
Sta. Ana National High School	563,000			563,000
Tagakpan National High School	563,000			563,000
Talomo National High School	574,000			574,000
Teofilo V. Fernandez National High School (Indangan National High School)	782,000			782,000
Toril National High School	567,000			567,000
Division of Digos City	15,045,000	5,105,000	500,000	20,650,000

Division Office - Proper	11,456,000	5,105,000	500,000	17,061,000
Secondary Education	3,589,000			3,589,000

Digos City National High School (Davao del Sur National High School)	3,589,000			3,589,000

252	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Division of Island Garden City of Samal	11,174,000	4,526,000	500,000	16,200,000

Division Office - Proper	9,485,000	4,526,000	500,000	14,511,000

Secondary Education	1,689,000			1,689,000

Mambago-B National High School	567,000			567,000
Nieves Villarica National High School	561,000			561,000
Samal National High School	561,000			561,000

Division of Mati City	29,107,000	8,859,000	500,000	38,466,000

Division Office - Proper	13,097,000	8,859,000	500,000	22,456,000

Secondary Education	16,010,000			16,010,000

Dawan National High School	294,000			294,000
Lupon National Comprehensive High School	296,000			296,000
Lupon Vocational High School	2,748,000			2,748,000
Luzon National High School	778,000			778,000
Manuel B. Guiñez Sr. National High School	1,045,000			1,045,000
Mati National Comprehensive High School	4,658,000			4,658,000
Mati School of Arts and Trades	3,425,000			3,425,000
Matiao National High School	574,000			574,000
San Isidro National High School	1,143,000			1,143,000
Tibanban National High School	1,049,000			1,049,000

Division of Panabo City	11,388,000	5,264,000	500,000	17,152,000

Division Office - Proper	8,359,000	5,264,000	500,000	14,123,000

Secondary Education	3,029,000			3,029,000

A. O. Floirendo National High School	561,000			561,000
Don Manuel Javellana National High School	567,000			567,000
Panabo National High School	1,051,000			1,051,000
San Vicente National High School	561,000			561,000
Southern Davao National High School	289,000			289,000

Division of Tagum City	18,584,000	5,834,000	500,000	24,918,000

Division Office - Proper	10,016,000	5,834,000	500,000	16,350,000

Secondary Education	8,568,000			8,568,000

Jose Tuazon, Jr. Memorial National High School	572,000			572,000
La Filipina National High School	574,000			574,000
Laureta National High School	568,000			568,000
Pipisan Maug National High School	565,000			565,000
Tagum National Trade School	4,194,000			4,194,000
Tagum City National Comprehensive High School (Davao National High School)	1,058,000			1,058,000
Tagum City National High School	1,037,000			1,037,000

Region XII - SOCCSKSARGEN	459,169,000	122,407,000	6,000,000	587,576,000

Regional Office - XII	23,746,000	31,136,000	1,500,000	56,382,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	253
DEPARTMENT OF EDUCATION

Division of Cotabato	131,018,000	22,426,000	500,000	153,944,000

Division Office - Proper	98,046,000	22,426,000	500,000	120,972,000
Secondary Education	32,972,000			32,972,000

Alamada National High School	1,704,000			1,704,000
Antipas National High School	1,479,000			1,479,000
Banisilan National High School	1,247,000			1,247,000
Carmen National High School	1,063,000			1,063,000
Dilangalen National High School	3,704,000			3,704,000
Greenfield National High School	276,000			276,000
Kabacan National High School	1,277,000			1,277,000
Kimagango National High School	294,000			294,000
Kisante National High School	569,000			569,000
Libungan National High School	1,457,000			1,457,000
Lika National High School	565,000			565,000
Magpet National High School	768,000			768,000
Makilala National High School	780,000			780,000
Matalam National High School, Barangay Linao, Matalam	3,530,000			3,530,000
Matalam National High School, Barangay Poblacion, Matalam	1,198,000			1,198,000
M’lang National High School	3,129,000			3,129,000
Pigcawayan National High School	2,963,000			2,963,000
Pikit National High School	2,198,000			2,198,000
President Roxas National High School	1,045,000			1,045,000
Tulunan National High School	3,726,000			3,726,000
Division of Sarangani	39,826,000	11,801,000	500,000	52,127,000

Division Office - Proper	22,365,000	11,801,000	500,000	34,666,000
Secondary Education	17,461,000			17,461,000

Alabel National High School	1,690,000			1,690,000
Alabel National Science High School	565,000			565,000
Banate National High School	565,000			565,000
Colon National High School	576,000			576,000
Glan Padidu National High School	1,058,000			1,058,000
Glan School of Arts and Trades	6,057,000			6,057,000
James L. Chiongbian National Trade School	2,865,000			2,865,000
Leonard Young, Sr. National High School	561,000			561,000
Lun Pandidu National High School	568,000			568,000
Malalag National High School	1,263,000			1,263,000
Malandag National High School	565,000			565,000
Malapatan National High School	567,000			567,000
Pangyan National High School	561,000			561,000
Division of South Cotabato	72,900,000	13,763,000	500,000	87,163,000

Division Office - Proper	59,607,000	13,763,000	500,000	73,870,000
Secondary Education	13,293,000			13,293,000

Banga National High School	753,000			753,000
Lamian National High School	2,838,000			2,838,000

254	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Libertad National High School	4,610,000			4,610,000
Polomolok National High School	1,034,000			1,034,000
Sto. Niño National School of Arts and Trades	1,561,000			1,561,000
Sto. Niño National High School	1,043,000			1,043,000
Tupi National High School	1,454,000			1,454,000
Division of Sultan Kudarat	63,073,000	12,948,000	500,000	76,521,000

Division Office - Proper	52,133,000	12,948,000	500,000	65,581,000
Secondary Education	10,940,000			10,940,000

Bagumbayan National High School	1,258,000			1,258,000
Bai Saripinang National High School	565,000			565,000
Bambad National High School	563,000			563,000
Columbio National High School	567,000			567,000
Esperanza National High School	1,425,000			1,425,000
Isulan National High School	771,000			771,000
Kapingkong National High School	565,000			565,000
Laguilayan National High School	561,000			561,000
Lambayong National High School (Mariano Marcos National High School)	1,035,000			1,035,000
Lebak National High School - Lebak Legislated National High School	561,000			561,000
Lutayan National High School	568,000			568,000
President Quirino National High School	1,938,000			1,938,000
Telafas National High School	563,000			563,000
Division of Cotabato City	30,995,000	5,877,000	500,000	37,372,000

Division Office - Proper	23,109,000	5,877,000	500,000	29,486,000
Secondary Education	7,886,000			7,886,000

Canizares National High School	561,000			561,000
Cotabato City National High School, Barangay Rosary Height # 4	3,789,000			3,789,000
Cotabato City National High School, Barangay Rosary Height #13	574,000			574,000
Datu Siang National High School	563,000			563,000
J. Marquez National High School	993,000			993,000
Notre Dame Village National High School	1,406,000			1,406,000
Division of General Santos City	37,976,000	10,184,000	500,000	48,660,000

Division Office - Proper	30,512,000	10,184,000	500,000	41,196,000
Secondary Education	7,464,000			7,464,000

Bula National School of Fisheries	1,555,000			1,555,000
Fatima National High School	565,000			565,000
General Santos City National High School	1,231,000			1,231,000
General Santos City National Secondary School of Arts and Trade	966,000			966,000
Ireneo Santiago National High School	1,417,000			1,417,000
Labangal National High School	567,000			567,000
Lagao National High School	598,000			598,000
New Society National High School	565,000			565,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	255
DEPARTMENT OF EDUCATION

Division of Kidapawan City	21,021,000	5,143,000	500,000	26,664,000

Division Office - Proper	17,066,000	5,143,000	500,000	22,709,000
Secondary Education	3,955,000			3,955,000

Anas National High School	565,000			565,000
Ginatilan National High School	563,000			563,000
Kidapawan National High School	2,827,000			2,827,000
Division of Koronadal City	22,219,000	5,166,000	500,000	27,885,000

Division Office - Proper	15,967,000	5,166,000	500,000	21,633,000
Secondary Education	6,252,000			6,252,000

Esperanza National High School	270,000			270,000
Koronadal National Comprehensive High School	5,209,000			5,209,000
Marbel 7 National High School	773,000			773,000
Division of Tacurong City	16,395,000	3,963,000	500,000	20,858,000

Division Office - Proper	14,296,000	3,963,000	500,000	18,759,000
Secondary Education	2,099,000			2,099,000

Tacurong National High School	1,322,000			1,322,000
V.F. Grino National High School	777,000			777,000
Region XIII - CARAGA	340,381,000	109,676,000	7,500,000	457,557,000

Regional Office - XIII	22,161,000	28,714,000	1,500,000	52,375,000
Division of Agusan del Norte	30,999,000	7,788,000	500,000	39,287,000

Division Office - Proper	22,409,000	7,788,000	500,000	30,697,000
Secondary Education	8,590,000			8,590,000

Agay National High School	1,045,000			1,045,000
Carmen National High School	772,000			772,000
Guinabsan National High School	574,000			574,000
Jagupit National High School	561,000			561,000
Las Nieves National High School	1,017,000			1,017,000
Magallanes National High School	2,217,000			2,217,000
Nasipit National Vocational School	2,404,000			2,404,000
Division of Agusan del Sur	58,074,000	13,326,000	500,000	71,900,000

Division Office - Proper	39,426,000	13,326,000	500,000	53,252,000
Secondary Education	18,648,000			18,648,000

Agusan del Sur National High School	3,585,000			3,585,000
Bunawan National High School	289,000			289,000
Del Monte National High School	801,000			801,000
Esperanza National High School	739,000			739,000

256	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

La Paz National High School	472,000			472,000
Lapinigan National High School	1,046,000			1,046,000
Loreto National High School	563,000			563,000
Lucena National High School	289,000			289,000
Patin-ay High School (ASSAT)	757,000			757,000
Prosperidad National High School	568,000			568,000
Sampaguita National High School	1,029,000			1,029,000
San Isidro National High School	746,000			746,000
San Luis National High School	742,000			742,000
Sibagat National High School	1,093,000			1,093,000
Sta. Cruz National High School	272,000			272,000
Sta. Irene National High School	565,000			565,000
Sta. Josefa National High School	1,038,000			1,038,000
Sto. Tomas National High School	472,000			472,000
Talacogon National High School	1,034,000			1,034,000
Trento National High School	1,253,000			1,253,000
Veruela National High School	734,000			734,000
Zillovia National High School	561,000			561,000
Division of Dinagat Island	17,590,000	5,327,000	500,000	23,417,000

Division Office - Proper	10,111,000	5,327,000	500,000	15,938,000
Secondary Education	7,479,000			7,479,000

Albor National High School	1,044,000			1,044,000
Cagdianao National High School	978,000			978,000
Dinagat School of Fisheries	2,332,000			2,332,000
Don Ruben E. Ecleo, Sr. Memorial National High School	1,442,000			1,442,000
Loreto National High School	561,000			561,000
Tag-abaca National High School	561,000			561,000
Tubajon National High School	561,000			561,000
Division of Siargao	18,701,000	5,640,000	500,000	24,841,000

Division Office - Proper	13,138,000	5,640,000	500,000	19,278,000
Secondary Education	5,563,000			5,563,000

Dapa National High School	1,915,000			1,915,000
Del Carmen National High School	472,000			472,000
Gen. Luna National High School	1,465,000			1,465,000
San Isidro National High School	572,000			572,000
Sapao National High School	565,000			565,000
Socorro National High School	574,000			574,000
Division of Surigao del Norte	39,755,000	7,283,000	500,000	47,538,000

Division Office - Proper	21,517,000	7,283,000	500,000	29,300,000
Secondary Education	18,238,000			18,238,000

Alegria National High School	1,037,000			1,037,000
Amando A. Fabio Memorial National High School (Sta. Cruz National High School)	565,000			565,000
Bacuag National Agro-Industrial School	563,000			563,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	257
DEPARTMENT OF EDUCATION

Campo National High School	563,000			563,000
Claver National High School	1,636,000			1,636,000
Gigaquit National School of Home Industries	3,136,000			3,136,000
Mainit National High School	1,374,000			1,374,000
Masgad National High School	198,000			198,000
Matin-ao National High School	567,000			567,000
Placer National High School	1,647,000			1,647,000
San Francisco National High School	270,000			270,000
Surigao del Norte National High School	3,701,000			3,701,000
Taganaan National High School (Asa National High School)	1,029,000			1,029,000
Toledo S. Pantilo, Sr. Memorial National High School	1,389,000			1,389,000
Tubod National Comprehensive High School	563,000			563,000
Division of Surigao del Sur	58,906,000	11,738,000	500,000	71,144,000

Division Office - Proper	33,599,000	11,738,000	500,000	45,837,000
Secondary Education	25,307,000			25,307,000

Anibongan National High School	210,000			210,000
Barcelona National High School	673,000			673,000
Barobo National High School	1,268,000			1,268,000
Cantilan National High School	561,000			561,000
Carmen Agricultural National High School	652,000			652,000
Carrascal National High School	1,259,000			1,259,000
Doña Carmen National High School	468,000			468,000
Felisberto Verrano National High School	483,000			483,000
Gamut National High School (Barobo)	220,000			220,000
Gamut National High School (Tago)	772,000			772,000
Hinatuan National Comprehensive High School	3,397,000			3,397,000
Lingig National High School	1,858,000			1,858,000
M. K. Yusingco National High School (Mandus National High School)	903,000			903,000
Madrid National High School	3,907,000			3,907,000
Marihatag National High School	1,045,000			1,045,000
Portlamon National High School	214,000			214,000
Purisima National High School	1,058,000			1,058,000
Salvacion National High School	463,000			463,000
San Miguel National Comprehensive High School	988,000			988,000
Solomon P. Lozada National High School	399,000			399,000
St. Christine National High School	965,000			965,000
Sto. Niño National High School	199,000			199,000
Tagasaka National High School	1,029,000			1,029,000
Tagbina National High School	567,000			567,000
Tidman National High School	479,000			479,000
Unidad National High School	1,270,000			1,270,000
Division of Bayugan City	15,887,000	4,846,000	500,000	21,233,000

Division Office - Proper	12,752,000	4,846,000	500,000	18,098,000
Secondary Education	3,135,000			3,135,000

Bayugan National Comprehensive High School	1,527,000			1,527,000
Noli National High School	1,047,000			1,047,000
San Juan National High School	561,000			561,000

258	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Division of Bislig City	15,228,000	4,644,000	500,000	20,372,000

Division Office - Proper	11,607,000	4,644,000	500,000	16,751,000

Secondary Education	3,621,000			3,621,000

Bislig National High School	1,739,000			1,739,000
Lawigan National High School	880,000			880,000
Tabon M. Estrella National High School	1,002,000			1,002,000

Division of Butuan City	27,489,000	8,109,000	500,000	36,098,000

Division Office - Proper	17,632,000	8,109,000	500,000	26,241,000

Secondary Education	9,857,000			9,857,000

Agusan National High School	4,507,000			4,507,000
Agusan Pequeño National High School	561,000			561,000
Banza National High School	563,000			563,000
Butuan City National Comprehensive High School	198,000			198,000
Butuan City School of Arts and Trades	1,198,000			1,198,000
Libertad National High School	567,000			567,000
Los Angeles National High School	565,000			565,000
San Vicente National High School	565,000			565,000
Taligaman National High School	572,000			572,000
Tungao National High School	561,000			561,000

Division of Cabadbaran City	7,993,000	3,521,000	500,000	12,014,000

Division Office - Proper	7,432,000	3,521,000	500,000	11,453,000

Secondary Education	561,000			561,000

Cabadbaran City National High School	561,000			561,000

Division of Surigao City	17,670,000	5,156,000	500,000	23,326,000

Division Office - Proper	14,783,000	5,156,000	500,000	20,439,000

Secondary Education	2,887,000			2,887,000

Caraga Regional Science High School	768,000			768,000
Ipil National High School	779,000			779,000
Mat-i National High School	561,000			561,000
Surigao City National High School (San Juan National High School)	779,000			779,000

Division of Tandag City	9,928,000	3,584,000	500,000	14,012,000

Division Office - Proper	6,819,000	3,584,000	500,000	10,903,000

Secondary Education	3,109,000			3,109,000

Buenavista National High School	483,000			483,000
Jacinto P. Elpa National High School	2,626,000			2,626,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	259
DEPARTMENT OF EDUCATION

Administration of Personnel Benefits	11,597,245,000	11,597,245,000

National Capital Region (NCR)	3,487,618,000	3,487,618,000

Central Office	2,792,792,000	2,792,792,000
Regional Office - NCR	694,826,000	694,826,000
Region I - Ilocos	525,060,000	525,060,000

Regional Office - I	525,060,000	525,060,000
Cordillera Administrative Region (CAR)	379,324,000	379,324,000

Regional Office - CAR	379,324,000	379,324,000
Region II - Cagayan Valley	476,798,000	476,798,000

Regional Office - II	476,798,000	476,798,000
Region III - Central Luzon	664,142,000	664,142,000

Regional Office - III	664,142,000	664,142,000
Region IVA - CALABARZON	824,764,000	824,764,000

Regional Office - IVA	824,764,000	824,764,000
Region IVB - MIMAROPA	352,925,000	352,925,000

Regional Office - IVB	352,925,000	352,925,000
Region V - Bicol	689,940,000	689,940,000

Regional Office - V	689,940,000	689,940,000
Region VI - Western Visayas	468,649,000	468,649,000

Regional Office - VI	468,649,000	468,649,000
Region VII - Central Visayas	864,672,000	864,672,000

Regional Office - VII	864,672,000	864,672,000
Region VIII - Eastern Visayas	662,981,000	662,981,000

Regional Office - VIII	662,981,000	662,981,000
Region IX - Zamboanga Peninsula	547,587,000	547,587,000

Regional Office - IX	547,587,000	547,587,000
Region X - Northern Mindanao	407,355,000	407,355,000

Regional Office - X	407,355,000	407,355,000
Region XI - Davao	414,103,000	414,103,000

Regional Office - XI	414,103,000	414,103,000

260	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region XII - SOCCSKSARGEN	374,993,000			374,993,000

Regional Office - XII	374,993,000			374,993,000
Region XIII - CARAGA	456,334,000			456,334,000

Regional Office - XIII	456,334,000			456,334,000

Sub-total, General Administration and Support	21,487,962,000	3,386,556,000	1,290,000,000	26,164,518,000

Support to Operations	1,622,250,000	1,695,458,000	32,500,000	3,350,208,000

Physical fitness and school sports	5,068,000	350,587,000	32,500,000	388,155,000

National Capital Region (NCR)	5,068,000	350,587,000	2,500,000	358,155,000

Central Office	5,068,000	350,587,000	2,500,000	358,155,000
Project(s)

Locally-Funded Project(s)			30,000,000	30,000,000

Rehabilitation of the track and field oval of the San Pablo Central Elementary School, San Pablo City, Laguna			30,000,000	30,000,000

Region IVA - CALABARZON			30,000,000	30,000,000

Division of San Pablo City			30,000,000	30,000,000
Development and Management of Bilateral and Multilateral Education Projects	11,403,000	20,000,000		31,403,000

National Capital Region (NCR)	11,403,000	20,000,000		31,403,000

Central Office	11,403,000	20,000,000		31,403,000
Management and Administration of Learning Resources	33,956,000	10,303,000		44,259,000

National Capital Region (NCR)	33,956,000	10,303,000		44,259,000

Central Office	33,956,000	10,303,000		44,259,000
Planning and Management Information Systems	85,976,000	65,121,000		151,097,000

National Capital Region (NCR)	26,028,000	65,121,000		91,149,000

Central Office	23,972,000	65,121,000		89,093,000
Regional Office - NCR	2,056,000			2,056,000
Region I - Ilocos	3,468,000			3,468,000

Regional Office - I	3,468,000			3,468,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	261
DEPARTMENT OF EDUCATION

Cordillera Administrative Region (CAR)	4,737,000	4,737,000

Regional Office - CAR	4,737,000	4,737,000
Region II - Cagayan Valley	3,656,000	3,656,000

Regional Office - II	3,656,000	3,656,000
Region III - Central Luzon	5,288,000	5,288,000

Regional Office - III	5,288,000	5,288,000
Region IVA - CALABARZON	4,674,000	4,674,000

Regional Office - IVA	4,674,000	4,674,000
Region IVB - MIMAROPA	4,722,000	4,722,000

Regional Office - IVB	4,722,000	4,722,000
Region V - Bicol	4,283,000	4,283,000

Regional Office - V	4,283,000	4,283,000
Region VI - Western Visayas	2,809,000	2,809,000

Regional Office - VI	2,809,000	2,809,000
Region VII - Central Visayas	1,167,000	1,167,000

Regional Office - VII	1,167,000	1,167,000
Region VIII - Eastern Visayas	3,212,000	3,212,000

Regional Office - VIII	3,212,000	3,212,000
Region IX - Zamboanga Peninsula	4,720,000	4,720,000

Regional Office - IX	4,720,000	4,720,000
Region X - Northern Mindanao	4,356,000	4,356,000

Regional Office - X	4,356,000	4,356,000
Region XI - Davao	4,032,000	4,032,000

Regional Office - XI	4,032,000	4,032,000
Region XII - SOCCSKSARGEN	4,087,000	4,087,000

Regional Office - XII	4,087,000	4,087,000
Region XIII - CARAGA	4,737,000	4,737,000

Regional Office - XIII	4,737,000	4,737,000

262	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Education Information and Communication Services	12,425,000	12,319,000	24,744,000

National Capital Region (NCR)	12,425,000	12,319,000	24,744,000

Central Office	12,425,000	12,319,000	24,744,000

Learner Support Programs	1,358,669,000	281,020,000	1,639,689,000

National Capital Region (NCR)	99,338,000	281,020,000	380,358,000

Central Office	15,463,000	281,020,000	296,483,000

Regional Office - NCR	30,944,000		30,944,000

Division of Caloocan	7,136,000		7,136,000
Division of Las Piñas	1,395,000		1,395,000
Division of Makati	935,000		935,000
Division of Malabon City	1,026,000		1,026,000
Division of Mandaluyong	2,056,000		2,056,000
Division of Manila	15,313,000		15,313,000
Division of Marikina	1,419,000		1,419,000
Division of Muntinlupa	2,025,000		2,025,000
Division of Pasay City	7,675,000		7,675,000
Division of Pasig City	3,382,000		3,382,000
Division of Quezon City	8,503,000		8,503,000
Division of Valenzuela	2,066,000		2,066,000

Region I - Ilocos	91,843,000		91,843,000

Regional Office - I	41,092,000		41,092,000

Division of Ilocos Norte	4,379,000		4,379,000
Division of Ilocos Sur	4,341,000		4,341,000
Division of La Union	3,474,000		3,474,000
Division of Pangasinan I	15,265,000		15,265,000
Division of Pangasinan II	13,684,000		13,684,000
Division of Alaminos City	1,014,000		1,014,000
Division of Dagupan City	2,080,000		2,080,000
Division of Laoag City	1,175,000		1,175,000
Division of San Carlos City	2,843,000		2,843,000
Division of San Fernando City	456,000		456,000
Division of Urdaneta City	2,040,000		2,040,000

Cordillera Administrative Region (CAR)	55,150,000		55,150,000

Regional Office - CAR	29,392,000		29,392,000

Division of Abra	3,563,000		3,563,000
Division of Apayao	2,380,000		2,380,000
Division of Benguet	4,281,000		4,281,000
Division of Ifugao	2,880,000		2,880,000
Division of Kalinga	3,517,000		3,517,000
Division of Mt. Province	4,301,000		4,301,000
Division of Baguio City	4,836,000		4,836,000

Region II - Cagayan Valley	44,288,000		44,288,000

Regional Office - II	25,620,000		25,620,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	263
DEPARTMENT OF EDUCATION

Division of Cagayan	7,262,000	7,262,000
Division of Isabela	7,275,000	7,275,000
Division of Nueva Vizcaya	2,092,000	2,092,000
Division of Quirino	2,039,000	2,039,000
Region III - Central Luzon	118,405,000	118,405,000

Regional Office - III	48,049,000	48,049,000
Division of Aurora	3,506,000	3,506,000
Division of Bataan	3,531,000	3,531,000
Division of Bulacan	14,258,000	14,258,000
Division of Nueva Ecija	13,174,000	13,174,000
Division of Pampanga	13,607,000	13,607,000
Division of Tarlac	10,778,000	10,778,000
Division of Zambales	3,490,000	3,490,000
Division of Angeles City	2,327,000	2,327,000
Division of Cabanatuan City	4,270,000	4,270,000
Division of Olongapo City	1,415,000	1,415,000
Region IVA - CALABARZON	145,249,000	145,249,000

Regional Office - IVA	51,117,000	51,117,000
Division of Batangas	15,455,000	15,455,000
Division of Cavite	17,282,000	17,282,000
Division of Laguna	10,549,000	10,549,000
Division of Quezon	12,158,000	12,158,000
Division of Rizal	12,928,000	12,928,000
Division of Batangas City	3,417,000	3,417,000
Division of Calamba City	1,810,000	1,810,000
Division of Cavite City	2,325,000	2,325,000
Division of Dasmariñas City	1,518,000	1,518,000
Division of Lipa City	3,851,000	3,851,000
Division of Lucena City	1,924,000	1,924,000
Division of San Pablo City	3,375,000	3,375,000
Division of Sta. Rosa City	3,364,000	3,364,000
Division of Tanauan City	924,000	924,000
Division of Bacoor City	1,441,000	1,441,000
Division of Imus City	1,811,000	1,811,000
Region IVB - MIMAROPA	55,551,000	55,551,000

Regional Office - IVB	23,790,000	23,790,000
Division of Marinduque	2,987,000	2,987,000
Division of Occidental Mindoro	4,306,000	4,306,000
Division of Oriental Mindoro	4,333,000	4,333,000
Division of Palawan	12,980,000	12,980,000
Division of Romblon	4,299,000	4,299,000
Division of Puerto Princesa City	2,856,000	2,856,000
Region V - Bicol	139,387,000	139,387,000

Regional Office - V	47,336,000	47,336,000

264	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Division of Albay	17,328,000	17,328,000
Division of Camarines Norte	10,787,000	10,787,000
Division of Camarines Sur	19,405,000	19,405,000
Division of Catanduanes	4,603,000	4,603,000
Division of Masbate	18,339,000	18,339,000
Division of Sorsogon	12,675,000	12,675,000
Division of Iriga City	1,485,000	1,485,000
Division of Legazpi City	1,964,000	1,964,000
Division of Masbate City	956,000	956,000
Division of Naga City	3,081,000	3,081,000
Division of Sorsogon City	483,000	483,000
Division of Tabaco City	945,000	945,000
Region VI - Western Visayas	97,641,000	97,641,000

Regional Office - VI	37,594,000	37,594,000
Division of Aklan	4,251,000	4,251,000
Division of Antique	11,266,000	11,266,000
Division of Capiz	6,638,000	6,638,000
Division of Guimaras	4,333,000	4,333,000
Division of Iloilo	11,616,000	11,616,000
Division of Negros Occidental	7,176,000	7,176,000
Division of Bacolod City	2,078,000	2,078,000
Division of Bago City	1,502,000	1,502,000
Division of Cadiz City	965,000	965,000
Division of Iloilo City	2,090,000	2,090,000
Division of Kabankalan City	452,000	452,000
Division of La Carlota City	1,467,000	1,467,000
Division of Roxas City	3,151,000	3,151,000
Division of Sagay City	965,000	965,000
Division of San Carlos City	1,063,000	1,063,000
Division of Silay City	1,034,000	1,034,000
Region VII - Central Visayas	113,483,000	113,483,000

Regional Office - VII	31,171,000	31,171,000
Division of Bohol	14,649,000	14,649,000
Division of Cebu Province	24,574,000	24,574,000
Division of Negros Oriental	20,078,000	20,078,000
Division of Siquijor	1,671,000	1,671,000
Division of Cebu City	11,258,000	11,258,000
Division of Danao City	468,000	468,000
Division of Dumaguete City	1,769,000	1,769,000
Division of Lapu-lapu City	2,252,000	2,252,000
Division of Mandaue City	2,957,000	2,957,000
Division of Toledo City	2,636,000	2,636,000
Region VIII - Eastern Visayas	73,322,000	73,322,000

Regional Office - VIII	38,409,000	38,409,000
Division of Biliran	4,140,000	4,140,000
Division of Eastern Samar	2,109,000	2,109,000
Division of Leyte	6,655,000	6,655,000
Division of Northern Samar	11,533,000	11,533,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	265
DEPARTMENT OF EDUCATION

Division of Samar	2,055,000	2,055,000
Division of Southern Leyte	1,554,000	1,554,000
Division of Calbayog City	2,500,000	2,500,000
Division of Catbalogan City	452,000	452,000
Division of Ormoc City	930,000	930,000
Division of Tacloban City	2,985,000	2,985,000
Region IX - Zamboanga Peninsula	89,375,000	89,375,000

Regional Office - IX	24,593,000	24,593,000
Division of Zamboanga del Norte	15,709,000	15,709,000
Division of Zamboanga del Sur	18,789,000	18,789,000
Division of Zamboanga Sibugay	10,043,000	10,043,000
Division of Dapitan City	1,986,000	1,986,000
Division of Dipolog City	2,886,000	2,886,000
Division of Isabela City	3,290,000	3,290,000
Division of Pagadian City	3,888,000	3,888,000
Division of Zamboanga City	8,191,000	8,191,000
Region X - Northern Mindanao	71,461,000	71,461,000

Regional Office - X	30,907,000	30,907,000
Division of Bukidnon	15,524,000	15,524,000
Division of Lanao del Norte	3,483,000	3,483,000
Division of Misamis Occidental	3,495,000	3,495,000
Division of Misamis Oriental	3,473,000	3,473,000
Division of Cagayan de Oro City	3,494,000	3,494,000
Division of El Salvador City	483,000	483,000
Division of Gingoog City	1,543,000	1,543,000
Division of Iligan City	2,356,000	2,356,000
Division of Malaybalay City	1,934,000	1,934,000
Division of Ozamiz City	1,446,000	1,446,000
Division of Tangub City	1,441,000	1,441,000
Division of Valencia City	1,882,000	1,882,000
Region XI - Davao	73,590,000	73,590,000

Regional Office - XI	25,566,000	25,566,000
Division of Compostela Valley	8,169,000	8,169,000
Division of Davao del Norte	8,540,000	8,540,000
Division of Davao del Sur	12,427,000	12,427,000
Division of Davao Oriental	2,474,000	2,474,000
Division of Davao City	6,745,000	6,745,000
Division of Digos City	1,384,000	1,384,000
Division of Island Garden City of Samal	2,895,000	2,895,000
Division of Mati City	5,390,000	5,390,000
Region XII - SOCCSKSARGEN	44,871,000	44,871,000

Regional Office - XII	25,199,000	25,199,000
Division of Cotabato	5,683,000	5,683,000
Division of Sarangani	961,000	961,000
Division of South Cotabato	3,022,000	3,022,000
Division of Sultan Kudarat	2,120,000	2,120,000

266	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Division of Cotabato City	2,051,000		2,051,000
Division of General Santos City	452,000		452,000
Division of Kidapawan City	3,408,000		3,408,000
Division of Koronadal City	1,975,000		1,975,000
Region XIII - CARAGA	45,715,000		45,715,000

Regional Office - XIII	26,700,000		26,700,000
Division of Agusan del Norte	4,315,000		4,315,000
Division of Agusan del Sur	2,067,000		2,067,000
Division of Dinagat Island	456,000		456,000
Division of Siargao	1,481,000		1,481,000
Division of Surigao del Norte	2,061,000		2,061,000
Division of Surigao del Sur	2,088,000		2,088,000
Division of Bislig City	1,501,000		1,501,000
Division of Butuan City	2,060,000		2,060,000
Division of Surigao City	1,540,000		1,540,000
Division of Tandag City	1,446,000		1,446,000
Building Partnerships and Linkages Program	8,946,000	171,751,000	180,697,000

National Capital Region (NCR)	8,946,000	171,751,000	180,697,000

Central Office	8,946,000	171,751,000	180,697,000
Legal Service and Development of Education-Related Laws and Rules	10,244,000	68,232,000	78,476,000

National Capital Region (NCR)	10,244,000	68,232,000	78,476,000

Central Office	10,244,000	68,232,000	78,476,000
Child Protection Program		8,349,000	8,349,000

National Capital Region (NCR)		8,349,000	8,349,000

Central Office		8,349,000	8,349,000
Disaster Preparedness and Response Program	3,705,000	329,938,000	333,643,000

National Capital Region (NCR)	3,705,000	329,938,000	333,643,000

Central Office	3,705,000	329,938,000	333,643,000
Organizational and Professional Development for Non-school/LCs personnel	91,858,000	377,838,000	469,696,000

National Capital Region (NCR)	19,066,000	377,838,000	396,904,000

Central Office	15,125,000	377,838,000	392,963,000
Regional Office - NCR	3,941,000		3,941,000
Region I - Ilocos	5,136,000		5,136,000

Regional Office - I	5,136,000		5,136,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	267
DEPARTMENT OF EDUCATION

Cordillera Administrative Region (CAR)	4,544,000			4,544,000

Regional Office - CAR	4,544,000			4,544,000
Region II - Cagayan Valley	5,115,000			5,115,000

Regional Office - II	5,115,000			5,115,000
Region III - Central Luzon	6,933,000			6,933,000

Regional Office - III	6,933,000			6,933,000
Region IVA - CALABARZON	6,793,000			6,793,000

Regional Office - IVA	6,793,000			6,793,000
Region IVB - MIMAROPA	3,965,000			3,965,000

Regional Office - IVB	3,965,000			3,965,000
Region V - Bicol	4,264,000			4,264,000

Regional Office - V	4,264,000			4,264,000
Region VI - Western Visayas	5,250,000			5,250,000

Regional Office - VI	5,250,000			5,250,000
Region VII - Central Visayas	5,384,000			5,384,000

Regional Office - VII	5,384,000			5,384,000
Region VIII - Eastern Visayas	2,972,000			2,972,000

Regional Office - VIII	2,972,000			2,972,000
Region IX - Zamboanga Peninsula	5,308,000			5,308,000

Regional Office - IX	5,308,000			5,308,000
Region X - Northern Mindanao	3,683,000			3,683,000

Regional Office - X	3,683,000			3,683,000
Region XI - Davao	5,145,000			5,145,000

Regional Office - XI	5,145,000			5,145,000
Region XII - SOCCSKSARGEN	4,668,000			4,668,000

Regional Office - XII	4,668,000			4,668,000
Region XIII - CARAGA	3,632,000			3,632,000

Regional Office - XIII	3,632,000			3,632,000

Sub-total, Support to Operations	1,622,250,000	1,695,458,000	32,500,000	3,350,208,000

268	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Operations
Access of every Filipino to an enhanced basic education program enabling them to prepare for further education and the world of work achieved	330,095,414,000	71,775,382,000	121,137,167,000	523,007,963,000

EDUCATION POLICY DEVELOPMENT PROGRAM	6,415,918,000	820,564,000		7,236,482,000

National Assessment Systems for Basic Education	19,177,000	466,047,000		485,224,000

National Capital Region (NCR)	19,177,000	466,047,000		485,224,000

Central Office	19,177,000	466,047,000		485,224,000
Policy and Research Program	1,331,371,000	69,468,000		1,400,839,000

National Capital Region (NCR)	156,382,000	69,468,000		225,850,000

Central Office		69,468,000		69,468,000
Division of Caloocan	14,159,000			14,159,000
Division of Las Piñas	8,612,000			8,612,000
Division of Makati	7,634,000			7,634,000
Division of Malabon City	7,712,000			7,712,000
Division of Mandaluyong	6,258,000			6,258,000
Division of Manila	62,747,000			62,747,000
Division of Marikina	7,754,000			7,754,000
Division of Muntinlupa	7,720,000			7,720,000
Division of Navotas City	7,961,000			7,961,000
Division of Pasay City	1,691,000			1,691,000
Division of Pasig City	11,089,000			11,089,000
Division of Quezon City	5,852,000			5,852,000
Division of Valenzuela	7,193,000			7,193,000
Region I - Ilocos	85,707,000			85,707,000

Division of Ilocos Norte	7,792,000			7,792,000
Division of Ilocos Sur	7,118,000			7,118,000
Division of La Union	8,537,000			8,537,000
Division of Pangasinan I	7,754,000			7,754,000
Division of Pangasinan II	7,130,000			7,130,000
Division of Alaminos City	4,030,000			4,030,000
Division of Batac City	2,838,000			2,838,000
Division of Candon City	4,030,000			4,030,000
Division of Dagupan City	8,007,000			8,007,000
Division of Laoag City	4,030,000			4,030,000
Division of San Carlos City	7,754,000			7,754,000
Division of San Fernando City	4,030,000			4,030,000
Division of Urdaneta City	8,627,000			8,627,000
Division of Vigan City	4,030,000			4,030,000
Cordillera Administrative Region (CAR)	59,332,000			59,332,000

Division of Abra	6,560,000			6,560,000
Division of Apayao	7,754,000			7,754,000
Division of Benguet	7,955,000			7,955,000
Division of Ifugao	7,970,000			7,970,000
Division of Kalinga	7,571,000			7,571,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	269
DEPARTMENT OF EDUCATION

Division of Mt. Province	7,118,000	7,118,000
Division of Baguio City	6,770,000	6,770,000
Division of Tabuk City	7,634,000	7,634,000

Region II - Cagayan Valley	55,905,000	55,905,000

Division of Batanes	4,084,000	4,084,000
Division of Cagayan	7,754,000	7,754,000
Division of Isabela	7,773,000	7,773,000
Division of Nueva Vizcaya	8,829,000	8,829,000
Division of Quirino	7,118,000	7,118,000
Division of Cauayan City	4,030,000	4,030,000
Division of Santiago City	4,075,000	4,075,000
Division of Tuguegarao City	8,212,000	8,212,000
Division of Ilagan City	4,030,000	4,030,000

Region III - Central Luzon	128,691,000	128,691,000

Division of Aurora	7,754,000	7,754,000
Division of Bataan	7,766,000	7,766,000
Division of Bulacan	7,779,000	7,779,000
Division of Nueva Ecija	7,118,000	7,118,000
Division of Pampanga	7,118,000	7,118,000
Division of Tarlac	7,754,000	7,754,000
Division of Zambales	7,763,000	7,763,000
Division of Angeles City	7,478,000	7,478,000
Division of Balanga City	4,057,000	4,057,000
Division of Cabanatuan City	7,191,000	7,191,000
Division of Gapan City	4,040,000	4,040,000
Division of Malolos City	7,754,000	7,754,000
Division of Muñoz Science City	4,030,000	4,030,000
Division of Olongapo City	7,792,000	7,792,000
Division of San Fernando City	6,893,000	6,893,000
Division of San Jose City	4,030,000	4,030,000
Division of San Jose del Monte City	6,560,000	6,560,000
Division of Tarlac City	7,754,000	7,754,000
Division of Meycauayan City	4,030,000	4,030,000
Division of Mabalacat City	4,030,000	4,030,000

Region IVA - CALABARZON	127,127,000	127,127,000

Division of Batangas	7,878,000	7,878,000
Division of Cavite	7,877,000	7,877,000
Division of Laguna	6,883,000	6,883,000
Division of Quezon	7,880,000	7,880,000
Division of Rizal	7,834,000	7,834,000
Division of Antipolo City	7,853,000	7,853,000
Division of Batangas City	7,875,000	7,875,000
Division of Calamba City	7,871,000	7,871,000
Division of Cavite City	2,838,000	2,838,000
Division of Dasmariñas City	5,746,000	5,746,000
Division of Lipa City	7,869,000	7,869,000
Division of Lucena City	7,754,000	7,754,000
Division of San Pablo City	7,766,000	7,766,000
Division of Sta. Rosa City	6,697,000	6,697,000
Division of Tanauan City	7,766,000	7,766,000
Division of Tayabas City	3,975,000	3,975,000
Division of Bacoor City	4,081,000	4,081,000
Division of lmus City	2,930,000	2,930,000
Division of Biñan City	7,754,000	7,754,000

270	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region IVB - MIMAROPA	74,371,000	74,371,000

Division of Marinduque	10,247,000	10,247,000
Division of Occidental Mindoro	7,634,000	7,634,000
Division of Oriental Mindoro	17,951,000	17,951,000
Division of Palawan	6,248,000	6,248,000
Division of Romblon	13,212,000	13,212,000
Division of Calapan City	8,965,000	8,965,000
Division of Puerto Princesa City	10,114,000	10,114,000

Region V - Bicol	98,935,000	98,935,000

Division of Albay	6,683,000	6,683,000
Division of Camarines Norte	7,766,000	7,766,000
Division of Camarines Sur	10,918,000	10,918,000
Division of Catanduanes	7,766,000	7,766,000
Division of Masbate	7,754,000	7,754,000
Division of Sorsogon	7,754,000	7,754,000
Division of Iriga City	4,030,000	4,030,000
Division of Legazpi City	7,174,000	7,174,000
Division of Ligao City	7,766,000	7,766,000
Division of Masbate City	7,754,000	7,754,000
Division of Naga City	8,011,000	8,011,000
Division of Sorsogon City	7,754,000	7,754,000
Division of Tabaco City	7,805,000	7,805,000

Region VI - Western Visayas	121,290,000	121,290,000

Division of Antique	7,343,000	7,343,000
Division of Capiz	8,606,000	8,606,000
Division of Guimaras	7,300,000	7,300,000
Division of Iloilo	7,737,000	7,737,000
Division of Negros Occidental	8,410,000	8,410,000
Division of Bacolod City	9,091,000	9,091,000
Division of Bago City	8,254,000	8,254,000
Division of Cadiz City	7,066,000	7,066,000
Division of Escalante City	3,539,000	3,539,000
Division of Iloilo City	7,302,000	7,302,000
Division of Kabankalan City	7,754,000	7,754,000
Division of La Carlota City	4,030,000	4,030,000
Division of Passi City	4,030,000	4,030,000
Division of Roxas City	7,754,000	7,754,000
Division of Sagay City	7,965,000	7,965,000
Division of San Carlos City	7,125,000	7,125,000
Division of Silay City	7,984,000	7,984,000

Region VII - Central Visayas	5,056,000	5,056,000

Division of Cebu Province	1,523,000	1,523,000
Division of Negros Oriental	196,000	196,000
Division of Bayawan City	243,000	243,000
Division of Carcar City	592,000	592,000
Division of Cebu City	243,000	243,000
Division of Dumaguete City	243,000	243,000
Division of Lapu-lapu City	440,000	440,000
Division of Mandaue City	649,000	649,000
Division of Tagbilaran City	243,000	243,000
Division of Tanjay City	243,000	243,000
Division of Toledo City	441,000	441,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	271
DEPARTMENT OF EDUCATION

Region VIII - Eastern Visayas	49,564,000	49,564,000

Division of Eastern Samar	6,432,000	6,432,000
Division of Leyte	8,914,000	8,914,000
Division of Samar	8,208,000	8,208,000
Division of Southern Leyte	6,644,000	6,644,000
Division of Baybay City	4,030,000	4,030,000
Division of Borongan City	3,539,000	3,539,000
Division of Catbalogan City	6,883,000	6,883,000
Division of Maasin City	4,914,000	4,914,000
Region IX - Zamboanga Peninsula	57,428,000	57,428,000

Division of Zamboanga del Norte	7,792,000	7,792,000
Division of Zamboanga del Sur	7,754,000	7,754,000
Division of Zamboanga Sibugay	7,659,000	7,659,000
Division of Dapitan City	3,539,000	3,539,000
Division of Dipolog City	7,680,000	7,680,000
Division of Isabela City	7,754,000	7,754,000
Division of Pagadian City	7,496,000	7,496,000
Division of Zamboanga City	7,754,000	7,754,000
Region X - Northern Mindano	91,784,000	91,784,000

Division of Bukidnon	7,118,000	7,118,000
Division of Camiguin	4,131,000	4,131,000
Division of Lanao del Norte	7,814,000	7,814,000
Division of Misamis Occidental	7,779,000	7,779,000
Division of Misamis Oriental	8,596,000	8,596,000
Division of Cagayan de Oro City	7,754,000	7,754,000
Division of El Salvador City	3,997,000	3,997,000
Division of Gingoog City	7,015,000	7,015,000
Division of Iligan City	7,002,000	7,002,000
Division of Malaybalay City	5,990,000	5,990,000
Division of Oroquieta City	5,050,000	5,050,000
Division of Ozamiz City	7,754,000	7,754,000
Division of Tangub City	4,030,000	4,030,000
Division of Valencia City	7,754,000	7,754,000
Region XI - Davao	70,431,000	70,431,000

Division of Compostela Valley	5,005,000	5,005,000
Division of Davao del Norte	7,766,000	7,766,000
Division of Davao del Sur	7,981,000	7,981,000
Division of Davao Oriental	7,754,000	7,754,000
Division of Davao City	7,765,000	7,765,000
Division of Digos City	7,262,000	7,262,000
Division of Island Garden City of Samal	4,030,000	4,030,000
Division of Mati City	7,853,000	7,853,000
Division of Panabo City	7,174,000	7,174,000
Division of Tagum City	7,841,000	7,841,000
Region XII - SOCCSKSARGEN	67,832,000	67,832,000

Division of Cotabato	7,754,000	7,754,000
Division of Sarangani	7,797,000	7,797,000
Division of South Cotabato	8,585,000	8,585,000
Division of Sultan Kudarat	7,754,000	7,754,000
Division of Cotabato City	8,810,000	8,810,000
Division of General Santos City	7,262,000	7,262,000

272	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Division of Kidapawan City	7,754,000		7,754,000
Division of Koronadal City	8,086,000		8,086,000
Division of Tacurong City	4,030,000		4,030,000
Region XIII - CARAGA	81,536,000		81,536,000

Division of Agusan del Norte	7,754,000		7,754,000
Division of Agusan del Sur	7,805,000		7,805,000
Division of Dinagat Island	7,779,000		7,779,000
Division of Siargao	7,779,000		7,779,000
Division of Surigao del Norte	7,754,000		7,754,000
Division of Surigao del Sur	7,766,000		7,766,000
Division of Bayugan City	4,030,000		4,030,000
Division of Bislig City	7,262,000		7,262,000
Division of Butuan City	7,766,000		7,766,000
Division of Cabadbaran City	4,030,000		4,030,000
Division of Surigao City	7,754,000		7,754,000
Division of Tandag City	4,057,000		4,057,000
Basic Education Curriculum	75,699,000	203,143,000	278,842,000

National Capital Region (NCR)	75,699,000	203,143,000	278,842,000

Central Office	75,699,000	203,143,000	278,842,000
Curricular programs, learning management models, standards and strategy development	4,988,639,000	2,147,000	4,990,786,000

National Capital Region (NCR)	341,026,000	2,147,000	343,173,000

Central Office		2,147,000	2,147,000
Regional Office - NCR	20,160,000		20,160,000
Division of Caloocan	25,269,000		25,269,000
Division of Las Piñas	19,645,000		19,645,000
Division of Makati	15,376,000		15,376,000
Division of Malabon City	20,884,000		20,884,000
Division of Mandaluyong	11,640,000		11,640,000
Division of Manila	40,485,000		40,485,000
Division of Marikina	20,845,000		20,845,000
Division of Muntinlupa	11,072,000		11,072,000
Division of Parañaque	27,089,000		27,089,000
Division of Navotas City	20,845,000		20,845,000
Division of Pasay City	20,982,000		20,982,000
Division of Pasig City	11,204,000		11,204,000
Division of Quezon City	27,003,000		27,003,000
Division of San Juan City	7,729,000		7,729,000
Division of Taguig and Pateros	21,388,000		21,388,000
Division of Valenzuela	19,410,000		19,410,000
Region I - Ilocos	303,425,000		303,425,000

Regional Office - I	20,563,000		20,563,000
Division of Ilocos Norte	20,076,000		20,076,000
Division of Ilocos Sur	24,085,000		24,085,000
Division of La Union	20,780,000		20,780,000
Division of Pangasinan I	41,307,000		41,307,000
Division of Pangasinan II	42,697,000		42,697,000
Division of Alaminos City	11,670,000		11,670,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	273
DEPARTMENT OF EDUCATION

Division of Batac City	12,427,000	12,427,000
Division of Candon City	12,704,000	12,704,000
Division of Dagupan City	21,020,000	21,020,000
Division of Laoag City	11,697,000	11,697,000
Division of San Carlos City	20,983,000	20,983,000
Division of San Fernando City	10,838,000	10,838,000
Division of Urdaneta City	20,896,000	20,896,000
Division of Vigan City	11,682,000	11,682,000
Cordillera Administrative Region (CAR)	177,376,000	177,376,000

Regional Office - CAR	20,752,000	20,752,000
Division of Abra	19,858,000	19,858,000
Division of Apayao	20,055,000	20,055,000
Division of Benguet	21,046,000	21,046,000
Division of Ifugao	18,350,000	18,350,000
Division of Kalinga	19,771,000	19,771,000
Division of Mt. Province	16,497,000	16,497,000
Division of Baguio City	20,897,000	20,897,000
Division of Tabuk City	20,150,000	20,150,000
Region II - Cagayan Valley	222,840,000	222,840,000

Regional Office - II	21,817,000	21,817,000
Division of Batanes	19,495,000	19,495,000
Division of Cagayan	41,703,000	41,703,000
Division of Isabela	42,964,000	42,964,000
Division of Nueva Vizcaya	20,984,000	20,984,000
Division of Quirino	19,425,000	19,425,000
Division of Cauayan City	13,568,000	13,568,000
Division of Santiago City	11,203,000	11,203,000
Division of Tuguegarao City	20,845,000	20,845,000
Division of Ilagan City	10,836,000	10,836,000
Region III - Central Luzon	457,800,000	457,800,000

Regional Office - III	22,080,000	22,080,000
Division of Aurora	18,453,000	18,453,000
Division of Bataan	20,895,000	20,895,000
Division of Bulacan	42,135,000	42,135,000
Division of Nueva Ecija	45,081,000	45,081,000
Division of Pampanga	41,908,000	41,908,000
Division of Tarlac	41,123,000	41,123,000
Division of Zambales	19,160,000	19,160,000
Division of Angeles City	20,771,000	20,771,000
Division of Balanga City	12,526,000	12,526,000
Division of Cabanatuan City	20,970,000	20,970,000
Division of Gapan City	11,952,000	11,952,000
Division of Malolos City	20,845,000	20,845,000
Division of Muñoz Science City	10,237,000	10,237,000
Division of Olongapo City	19,472,000	19,472,000
Division of San Fernando City	20,845,000	20,845,000
Division of San Jose City	11,534,000	11,534,000
Division of San Jose del Monte City	15,640,000	15,640,000
Division of Tarlac City	20,845,000	20,845,000
Division of Meycauayan City	9,794,000	9,794,000
Division of Mabalacat City	11,534,000	11,534,000

274	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region IVA - CALABARZON	510,729,000	510,729,000

Regional Office - IVA	22,961,000	22,961,000
Division of Batangas	43,327,000	43,327,000
Division of Cavite	40,881,000	40,881,000
Division of Laguna	44,587,000	44,587,000
Division of Quezon	67,909,000	67,909,000
Division of Rizal	40,253,000	40,253,000
Division of Antipolo City	19,907,000	19,907,000
Division of Batangas City	21,483,000	21,483,000
Division of Calamba City	18,668,000	18,668,000
Division of Cavite City	13,810,000	13,810,000
Division of Dasmariñas City	22,113,000	22,113,000
Division of Lipa City	21,541,000	21,541,000
Division of Lucena City	20,933,000	20,933,000
Division of San Pablo City	20,919,000	20,919,000
Division of Sta. Rosa City	19,216,000	19,216,000
Division of Tanauan City	20,883,000	20,883,000
Division of Tayabas City	11,872,000	11,872,000
Division of Bacoor City	11,443,000	11,443,000
Division of Imus City	10,781,000	10,781,000
Division of Biñan City	17,242,000	17,242,000
Region IVB - MIMAROPA	184,780,000	184,780,000

Regional Office - IVB	19,498,000	19,498,000
Division of Marinduque	18,243,000	18,243,000
Division of Occidental Mindoro	20,827,000	20,827,000
Division of Oriental Mindoro	23,761,000	23,761,000
Division of Palawan	41,636,000	41,636,000
Division of Romblon	21,199,000	21,199,000
Division of Calapan City	20,200,000	20,200,000
Division of Puerto Princesa City	19,416,000	19,416,000
Region V - Bicol	374,088,000	374,088,000

Regional Office - V	29,401,000	29,401,000
Division of Albay	41,088,000	41,088,000
Division of Camarines Norte	19,662,000	19,662,000
Division of Camarines Sur	62,182,000	62,182,000
Division of Catanduanes	21,009,000	21,009,000
Division of Masbate	41,454,000	41,454,000
Division of Sorsogon	24,688,000	24,688,000
Division of Iriga City	11,733,000	11,733,000
Division of Legazpi City	19,954,000	19,954,000
Division of Ligao City	20,858,000	20,858,000
Division of Masbate City	20,666,000	20,666,000
Division of Naga City	19,858,000	19,858,000
Division of Sorsogon City	20,896,000	20,896,000
Division of Tabaco City	20,639,000	20,639,000
Region VI - Western Visayas	428,654,000	428,654,000

Regional Office - VI	19,639,000	19,639,000
Division of Aklan	27,286,000	27,286,000
Division of Antique	21,020,000	21,020,000
Division of Capiz	21,698,000	21,698,000
Division of Guimaras	20,978,000	20,978,000
Division of Iloilo	66,723,000	66,723,000
Division of Negros Occidental	40,631,000	40,631,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	275
DEPARTMENT OF EDUCATION

Division of Bacolod City	20,983,000	20,983,000
Division of Bago City	19,770,000	19,770,000
Division of Cadiz City	18,342,000	18,342,000
Division of Escalante City	12,414,000	12,414,000
Division of Iloilo City	21,573,000	21,573,000
Division of Kabankalan City	20,090,000	20,090,000
Division of La Carlota City	11,659,000	11,659,000
Division of Passi City	10,089,000	10,089,000
Division of Roxas City	20,872,000	20,872,000
Division of Sagay City	21,009,000	21,009,000
Division of San Carlos City	19,106,000	19,106,000
Division of Silay City	14,772,000	14,772,000
Region VII - Central Visayas	484,729,000	484,729,000

Regional Office - VII	16,547,000	16,547,000
Division of Bohol	50,706,000	50,706,000
Division of Cebu Province	64,404,000	64,404,000
Division of Negros Oriental	50,478,000	50,478,000
Division of Siquijor	25,244,000	25,244,000
Division of Bais City	16,778,000	16,778,000
Division of Bayawan City	25,616,000	25,616,000
Division of Bogo City	14,451,000	14,451,000
Division of Carcar City	17,888,000	17,888,000
Division of Cebu City	26,008,000	26,008,000
Division of Danao City	25,778,000	25,778,000
Division of Dumaguete City	15,457,000	15,457,000
Division of Guihulngan City	14,865,000	14,865,000
Division of Lapu-lapu City	19,449,000	19,449,000
Division of Mandaue City	27,836,000	27,836,000
Division of Naga City	1,763,000	1,763,000
Division of Tagbilaran City	15,821,000	15,821,000
Division of Talisay City	17,650,000	17,650,000
Division of Tanjay City	14,642,000	14,642,000
Division of Toledo City	23,348,000	23,348,000
Region VIII - Eastern Visayas	294,782,000	294,782,000

Regional Office - VIII	22,447,000	22,447,000
Division of Biliran	24,972,000	24,972,000
Division of Eastern Samar	20,982,000	20,982,000
Division of Leyte	35,109,000	35,109,000
Division of Northern Samar	24,080,000	24,080,000
Division of Samar	20,653,000	20,653,000
Division of Southern Leyte	21,423,000	21,423,000
Division of Baybay City	11,534,000	11,534,000
Division of Borongan City	10,237,000	10,237,000
Division of Calbayog City	20,790,000	20,790,000
Division of Catbalogan City	20,281,000	20,281,000
Division of Maasin City	11,633,000	11,633,000
Division of Ormoc City	27,719,000	27,719,000
Division of Tacloban City	22,922,000	22,922,000
Region IX - Zamboanga Peninsula	229,362,000	229,362,000

Regional Office - IX	21,800,000	21,800,000
Division of Zamboanga del Norte	45,526,000	45,526,000
Division of Zamboanga del Sur	42,674,000	42,674,000
Division of Zamboanga Sibugay	21,154,000	21,154,000
Division of Dapitan City	14,430,000	14,430,000

276	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Division of Dipolog City	20,939,000	20,939,000
Division of Isabela City	20,870,000	20,870,000
Division of Pagadian City Division of Zamboanga City	20,871,000 21,098,000	20,871,000 21,098,000
Region X - Northern Mindanao	287,693,000	287,693,000

Regional Office - X	23,143,000	23,143,000
Division of Bukidnon	43,757,000	43,757,000
Division of Camiguin	12,051,000	12,051,000
Division of Lanao del Norte	18,041,000	18,041,000
Division of Misamis Occidental	20,933,000	20,933,000
Division of Misamis Oriental	21,421,000	21,421,000
Division of Cagayan de Oro City	21,587,000	21,587,000
Division of El Salvador City	8,948,000	8,948,000
Division of Gingoog City	20,089,000	20,089,000
Division of Iligan City	19,166,000	19,166,000
Division of Malaybalay City	15,503,000	15,503,000
Division of Oroquieta City	11,682,000	11,682,000
Division of Ozaniz City	21,799,000	21,799,000
Division of Tangub City	11,646,000	11,646,000
Division of Valencia City	17,927,000	17,927,000
Region XI - Davao	236,792,000	236,792,000

Regional Office - XI	20,966,000	20,966,000
Division of Compostela Valley	20,956,000	20,956,000
Division of Davao del Norte	22,861,000	22,861,000
Division of Davao del Sur	21,304,000	21,304,000
Division of Davao Oriental	21,021,000	21,021,000
Division of Davao City	37,307,000	37,307,000
Division of Digos City	20,652,000	20,652,000
Division of Island Garden City of Samal	11,646,000	11,646,000
Division of Mati City	20,175,000	20,175,000
Division of Panabo City	20,665,000	20,665,000
Division of Tagum City	19,239,000	19,239,000
Region XII - SOCCSKSARGEN	216,410,000	216,410,000

Regional Office - XII	20,308,000	20,308,000
Division of Cotabato	42,697,000	42,697,000
Division of Sarangani	20,958,000	20,958,000
Division of South Cotabato	20,140,000	20,140,000
Division of Sultan Kudarat	20,176,000	20,176,000
Division of Cotabato City	19,613,000	19,613,000
Division of General Santos City	20,120,000	20,120,000
Division of Kidapawan City	20,896,000	20,896,000
Division of Koronadal City	19,770,000	19,770,000
Division of Tacurong City	11,732,000	11,732,000
Region XIII - CARAGA	238,153,000	238,153,000

Regional Office - XIII	21,384,000	21,384,000
Division of Agusan del Norte	19,751,000	19,751,000
Division of Agusan del Sur	16,723,000	16,723,000
Division of Dinagat Island	20,796,000	20,796,000
Division of Siargao	20,947,000	20,947,000
Division of Surigao del Norte	21,173,000	21,173,000
Division of Surigao del Sur	20,815,000	20,815,000
Division of Bayugan City	13,334,000	13,334,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	277
DEPARTMENT OF EDUCATION

Division of Bislig City	20,479,000		20,479,000
Division of Butuan City	20,921,000		20,921,000
Division of Cabadbaran City	11,092,000		11,092,000
Division of Surigao City	19,181,000		19,181,000
Division of Tandag City	11,557,000		11,557,000
Development and Promotion of Campus Journalism		9,608,000	9,608,000

National Capital Region (NCR)		9,608,000	9,608,000

Central Office		9,608,000	9,608,000
National Literacy Policies and Programs	1,032,000	13,664,000	14,696,000

National Capital Region (NCR)	1,032,000	13,664,000	14,696,000

Central Office	1,032,000	13,664,000	14,696,000
Early Language Literacy and Numeracy		56,487,000	56,487,000

National Capital Region (NCR)		6,087,000	6,087,000

Central Office		3,687,000	3,687,000
Regional Office - (NCR)		2,400,000	2,400,000
Region I - Ilocos		4,800,000	4,800,000

Regional Office - I		4,800,000	4,800,000
Cordillera Administrative Region (CAR)		1,200,000	1,200,000

Regional Office - CAR		1,200,000	1,200,000
Region II - Cagayan Valley		4,800,000	4,800,000

Regional Office - II		4,800,000	4,800,000
Region III - Central Luzon		4,800,000	4,800,000

Regional Office - III		4,800,000	4,800,000
Region IVA - CALABARZON		4,800,000	4,800,000

Regional Office - IVA		4,800,000	4,800,000
Region IVB - MIMAROPA		2,400,000	2,400,000

Regional Office - IVB		2,400,000	2,400,000
Region V - Bicol		1,200,000	1,200,000

Regional Office - V		1,200,000	1,200,000
Region VI - Western Visayas		4,800,000	4,800,000

Regional Office - VI		4,800,000	4,800,000
Region VII - Central Visayas		3,600,000	3,600,000

Regional Office - VII		3,600,000	3,600,000

278	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region VIII - Eastern Visayas		1,200,000		1,200,000

Regional Office - VIII		1,200,000		1,200,000
Region IX - Zamboanga Peninsula		1,200,000		1,200,000

Regional Office - IX		1,200,000		1,200,000
Region X - Northern Mindanao		4,800,000		4,800,000

Regional Office - X		4,800,000		4,800,000
Region XI - Davao		4,800,000		4,800,000

Regional Office - XI		4,800,000		4,800,000
Region XII - SOCCSKSARGEN		4,800,000		4,800,000

Regional Office - XII		4,800,000		4,800,000
Region XIII - CARAGA		1,200,000		1,200,000

Regional Office - XIII		1,200,000		1,200,000
BASIC EDUCATION INPUTS PROGRAM	38,931,838,000	9,116,578,000	121,032,167,000	169,080,583,000

Improvement and Acquisition of School Sites		11,453,000	65,000,000	76,453,000

National Capital Region (NCR)		11,453,000	65,000,000	76,453,000

Central Office		11,453,000	65,000,000	76,453,000

New School Personnel Positions	38,920,048,000	237,068,000		39,157,116,000

National Capital Region (NCR)	6,493,610,000	237,068,000		6,730,678,000

Central Office	2,193,340,000	237,068,000		2,430,408,000
Regional Office - (NCR)	4,300,270,000			4,300,270,000
Region I - Ilocos	1,311,613,000			1,311,613,000

Regional Office - I	1,311,613,000			1,311,613,000
Cordillera Administrative Region (CAR)	489,420,000			489,420,000

Regional Office - CAR	489,420,000			489,420,000
Region II - Cagayan Valley	1,284,760,000			1,284,760,000

Regional Office - II	1,284,760,000			1,284,760,000
Region III - Central Luzon	3,786,772,000			3,786,772,000

Regional Office - III	3,786,772,000			3,786,772,000
Region IVA - CALABARZON	5,342,816,000			5,342,816,000

Regional Office - IVA	5,342,816,000			5,342,816,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	279
DEPARTMENT OF EDUCATION

Region IVB - MIMAROPA	1,751,989,000			1,751,989,000

Regional Office - IVB	1,751,989,000			1,751,989,000
Region V - Bicol	2,689,319,000			2,689,319,000

Regional Office - V	2,689,319,000			2,689,319,000
Region VI - Western Visayas	2,226,497,000			2,226,497,000

Regional Office - VI	2,226,497,000			2,226,497,000
Region VII - Central Visayas	3,810,170,000			3,810,170,000

Regional Office - VII	3,810,170,000			3,810,170,000
Region VIII - Eastern Visayas	2,146,764,000			2,146,764,000

Regional Office - VIII	2,146,764,000			2,146,764,000
Region IX - Zamboanga Peninsula	1,334,000,000			1,334,000,000

Regional Office - IX	1,334,000,000			1,334,000,000
Region X - Northern Mindanao	1,651,734,000			1,651,734,000

Regional Office - X	1,651,734,000			1,651,734,000
Region XI - Davao	2,164,388,000			2,164,388,000

Regional Office - XI	2,164,388,000			2,164,388,000
Region XII - SOCCSKSARGEN	1,380,953,000			1,380,953,000

Regional Office - XII	1,380,953,000			1,380,953,000
Region XIII - CARAGA	1,055,243,000			1,055,243,000

Regional Office - XIII	1,055,243,000			1,055,243,000
Learning Tools and Equipment			7,800,516,000	7,800,516,000

National Capital Region (NCR)			7,800,516,000	7,800,516,000

Central Office			7,800,516,000	7,800,516,000
Textbooks and other Instructional Materials		2,990,831,000		2,990,831,000

National Capital Region (NCR)		2,990,831,000		2,990,831,000

Central Office		2,990,831,000		2,990,831,000
Computerization Program	11,790,000	1,463,841,000	7,183,749,000	8,659,380,000

National Capital Region (NCR)	11,790,000	1,463,841,000	7,183,749,000	8,659,380,000

Central Office	11,790,000	1,463,841,000	7,183,749,000	8,659,380,000

280	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Basic Education Facilities	3,478,385,000	101,982,902,000	105,461,287,000

National Capital Region (NCR)	3,478,385,000	101,982,902,000	105,461,287,000

Central Office	3,478,385,000	101,982,902,000	105,461,287,000
Conservation and restoration of Gabaldon and other heritage school buildings		2,000,000,000	2,000,000,000

National Capital Region (NCR)		2,000,000,000	2,000,000,000

Central Office		2,000,000,000	2,000,000,000
Site Development Plans	435,000,000		435,000,000

National Capital Region (NCR)	435,000,000		435,000,000

Central Office	435,000,000		435,000,000
Nationwide Audit of School Facilities	500,000,000		500,000,000

National Capital Region (NCR)	500,000,000		500,000,000

Central Office	500,000,000		500,000,000
Quick Response Fund		2,000,000,000	2,000,000,000

National Capital Region (NCR)		2,000,000,000	2,000,000,000

Central Office		2,000,000,000	2,000,000,000
INCLUSIVE EDUCATION PROGRAM	1,251,895,000		1,251,895,000

Multigrade Education	83,026,000		83,026,000

National Capital Region (NCR)	9,732,000		9,732,000

Central Office	9,732,000		9,732,000
Region I - Ilocos	3,848,000		3,848,000

Regional Office - I	3,848,000		3,848,000
Cordillera Administrative Region (CAR)	4,808,000		4,808,000

Regional Office - CAR	4,808,000		4,808,000
Region II - Cagayan Valley	4,823,000		4,823,000

Regional Office - II	4,823,000		4,823,000
Region III - Central Luzon	2,604,000		2,604,000

Regional Office - III	2,604,000		2,604,000
Region IVA - CALABARZON	4,030,000		4,030,000

Regional Office - IVA	4,030,000		4,030,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	281
DEPARTMENT OF EDUCATION

Region IVB - MIMAROPA	4,808,000	4,808,000

Regional Office - IVB	4,808,000	4,808,000
Region V - Bicol	6,008,000	6,008,000

Regional Office - V	6,008,000	6,008,000
Region VI - Western Visayas	5,190,000	5,190,000

Regional Office - VI	5,190,000	5,190,000
Region VII - Central Visayas	6,231,000	6,231,000

Regional Office - VII	6,231,000	6,231,000
Region VIII - Eastern Visayas	9,791,000	9,791,000

Regional Office - VIII	9,791,000	9,791,000
Region IX - Zamboanga Peninsula	4,816,000	4,816,000

Regional Office - IX	4,816,000	4,816,000
Region X - Northern Mindanao	4,808,000	4,808,000

Regional Office - X	4,808,000	4,808,000
Region XI - Davao	3,339,000	3,339,000

Regional Office - XI	3,339,000	3,339,000
Region XII - SOCCSKSARGEN	3,382,000	3,382,000

Regional Office - XII	3,382,000	3,382,000
Region XIII - CARAGA	4,808,000	4,808,000

Regional Office - XIII	4,808,000	4,808,000
Indigenous Peoples Education (IPEd) Program	130,433,000	130,433,000

National Capital Region (NCR)	22,161,000	22,161,000

Central Office	22,161,000	22,161,000
Region I - Ilocos	5,564,000	5,564,000

Regional Office - I	5,564,000	5,564,000
Cordillera Administrative Region (CAR)	10,457,000	10,457,000

Regional Office - CAR	10,457,000	10,457,000
Region II - Cagayan Valley	10,387,000	10,387,000

Regional Office - II	10,387,000	10,387,000

282	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region III - Central Luzon	8,554,000	8,554,000

Regional Office - III	8,554,000	8,554,000
Region IVA - CALABARZON	2,648,000	2,648,000

Regional Office - IVA	2,648,000	2,648,000
Region IVB - MIMAROPA	5,953,000	5,953,000

Regional Office - IVB	5,953,000	5,953,000
Region V - Bicol	2,528,000	2,528,000

Regional Office - V	2,528,000	2,528,000
Region VI - Western Visayas	4,927,000	4,927,000

Regional Office - VI	4,927,000	4,927,000
Region VII - Central Visayas	3,285,000	3,285,000

Regional Office - VII	3,285,000	3,285,000
Region VIII - Eastern Visayas	1,433,000	1,433,000

Regional Office - VIII	1,433,000	1,433,000
Region IX - Zamboanga Peninsula	7,509,000	7,509,000

Regional Office - IX	7,509,000	7,509,000
Region X - Northern Mindanao	15,266,000	15,266,000

Regional Office - X	15,266,000	15,266,000
Region XI - Davao	10,914,000	10,914,000

Regional Office - XI	10,914,000	10,914,000
Region XII - SOCCSKSARGEN	10,844,000	10,844,000

Regional Office - XII	10,844,000	10,844,000
Region XIII - CARAGA	8,003,000	8,003,000

Regional Office - XIII	8,003,000	8,003,000
Flexible Learning Options (ADM/ALS/EiE)	533,436,000	533,436,000

National Capital Region (NCR)	533,436,000	533,436,000

Central Office	533,436,000	533,436,000
Madrasah Education Program	505,000,000	505,000,000

National Capital Region (NCR)	505,000,000	505,000,000

Central Office	505,000,000	505,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	283
DEPARTMENT OF EDUCATION

SUPPORT TO SCHOOLS AND LEARNERS PROGRAM	284,733,034,000	57,180,000,000	105,000,000	342,018,034,000

School-Based Feeding Program (SBFP)		5,302,319,000		5,302,319,000

National Capital Region (NCR)		1,964,189,000		1,964,189,000

Central Office		1,597,265,000		1,597,265,000
Regional Office - NCR		366,924,000		366,924,000
Region I - Ilocos		194,571,000		194,571,000

Regional Office - I		194,571,000		194,571,000
Cordillera Administrative Region (CAR)		14,550,000		14,550,000

Regional Office - CAR		14,550,000		14,550,000
Region II - Cagayan Valley		97,053,000		97,053,000

Regional Office - II		97,053,000		97,053,000
Region III - Central Luzon		342,595,000		342,595,000

Regional Office - III		342,595,000		342,595,000
Region IVA - CALABARZON		577,184,000		577,184,000

Regional Office - IVA		577,184,000		577,184,000
Region IVB - MIMAROPA		175,008,000		175,008,000

Regional Office - IVB		175,008,000		175,008,000
Region V - Bicol		348,913,000		348,913,000

Regional Office - V		348,913,000		348,913,000
Region VI - Western Visayas		374,743,000		374,743,000

Regional Office - VI		374,743,000		374,743,000
Region VII - Central Visayas		259,876,000		259,876,000

Regional Office - VII		259,876,000		259,876,000
Region VIII - Eastern Visayas		201,234,000		201,234,000

Regional Office - VIII		201,234,000		201,234,000
Region IX - Zamboanga Peninsula		157,220,000		157,220,000

Regional Office - IX		157,220,000		157,220,000
Region X - Northern Mindanao		159,196,000		159,196,000

Regional Office - X		159,196,000		159,196,000

284	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region XI - Davao		167,659,000		167,659,000

Regional Office - XI		167,659,000		167,659,000
Region XII - SOCCSKSARGEN		180,148,000		180,148,000

Regional Office - XII		180,148,000		180,148,000
Region XIII - CARAGA		88,180,000		88,180,000

Regional Office - XIII		88,180,000		88,180,000
Operation of Schools - Elementary (Kinder to Grade 6)	181,268,428,000	12,015,247,000	105,000,000	193,388,675,000

National Capital Region (NCR)	13,821,576,000	738,500,000	8,000,000	14,568,076,000

Division of Caloocan	1,575,394,000	88,559,000	500,000	1,664,453,000
Division of Las Piñas	583,191,000	33,529,000	500,000	617,220,000
Division of Makati	575,682,000	31,691,000	500,000	607,873,000
Division of Malabon City	533,236,000	28,103,000	500,000	561,839,000
Division of Mandaluyong	360,859,000	21,250,000	500,000	382,609,000
Division of Manila	2,393,647,000	117,045,000	500,000	2,511,192,000
Division of Marikina	453,008,000	26,236,000	500,000	479,744,000
Division of Muntinlupa	510,612,000	27,798,000	500,000	538,910,000
Division of Parañaque	591,544,000	32,998,000	500,000	625,042,000
Division of Navotas City	366,252,000	18,117,000	500,000	384,869,000
Division of Pasay City	444,124,000	23,858,000	500,000	468,482,000
Division of Pasig City	778,417,000	44,958,000	500,000	823,875,000
Division of Quezon City	2,850,576,000	146,617,000	500,000	2,997,693,000
Division of San Juan City	100,822,000	5,925,000	500,000	107,247,000
Division of Taguig and Pateros	902,201,000	49,099,000	500,000	951,800,000
Division of Valenzuela	802,011,000	42,717,000	500,000	845,228,000
Region I - Ilocos	10,860,731,000	699,021,000	7,000,000	11,566,752,000

Division of Ilocos Norte	1,060,533,000	74,287,000	500,000	1,135,320,000
Division of Ilocos Sur	1,479,715,000	102,391,000	500,000	1,582,606,000
Division of La Union	1,374,873,000	88,932,000	500,000	1,464,305,000
Division of Pangasinan I	2,789,637,000	176,896,000	500,000	2,967,033,000
Division of Pangasinan II	2,261,318,000	143,187,000	500,000	2,405,005,000
Division of Alaminos City	186,502,000	12,306,000	500,000	199,308,000
Division of Batac City	110,093,000	7,210,000	500,000	117,803,000
Division of Candon City	119,932,000	7,543,000	500,000	127,975,000
Division of Dagupan City	302,461,000	17,349,000	500,000	320,310,000
Division of Laoag City	190,586,000	11,688,000	500,000	211,774,000
Division of San Carlos City	411,438,000	24,102,000	500,000	436,040,000
Division of San Fernando City	177,644,000	10,305,000	500,000	188,449,000
Division of Urdaneta City	273,228,000	16,474,000	500,000	290,202,000
Division of Vigan City	113,771,000	6,351,000	500,000	120,622,000
Cordillera Administrative Region (CAR)	4,298,107,000	320,057,000	4,000,000	4,622,164,000

Division of Abra	705,446,000	54,208,000	500,000	760,154,000
Division of Apayao	372,807,000	31,067,000	500,000	404,374,000
Division of Benguet	991,481,000	75,700,000	500,000	1,067,681,000
Division of Ifugao	606,207,000	45,422,000	500,000	652,129,000
Division of Kalinga	361,140,000	28,896,000	500,000	390,536,000
Division of Mt. Province	518,566,000	38,878,000	500,000	557,944,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	285
DEPARTMENT OF EDUCATION

Division of Baguio City	451,003,000	25,843,000	500,000	477,346,000
Division of Tabuk City	291,457,000	20,043,000	500,000	312,000,000
Region II - Cagayan Valley	8,034,910,000	550,021,000	4,500,000	8,589,431,000

Division of Batanes	85,824,000	5,039,000	500,000	91,363,000
Division of Cagayan	2,509,123,000	172,827,000	500,000	2,682,450,000
Division of Isabela	2,717,507,000	188,037,000	500,000	2,906,044,000
Division of Nueva Vizcaya	1,084,322,000	77,382,000	500,000	1,162,204,000
Division of Quirino	521,364,000	37,627,000	500,000	559,491,000
Division of Cauayan City	276,677,000	17,966,000	500,000	295,143,000
Division of Santiago City	241,114,000	14,148,000	500,000	255,762,000
Division of Tuguegarao City	280,410,000	14,617,000	500,000	295,527,000
Division of Ilagan City	318,569,000	22,378,000	500,000	341,447,000
Region III - Central Luzon	18,132,128,000	1,173,298,000	10,000,000	19,315,426,000

Division of Aurora	510,933,000	37,043,000	500,000	548,476,000
Division of Bataan	1,086,150,000	70,632,000	500,000	1,157,282,000
Division of Bulacan	3,198,041,000	203,753,000	500,000	3,402,294,000
Division of Nueva Ecija	2,865,880,000	188,218,000	500,000	3,054,598,000
Division of Pampanga	2,699,601,000	171,953,000	500,000	2,872,054,000
Division of Tarlac	1,928,759,000	132,669,000	500,000	2,061,928,000
Division of Zambales	1,183,437,000	81,963,000	500,000	1,265,900,000
Division of Angeles City	554,406,000	33,555,000	500,000	588,461,000
Division of Balanga City	150,286,000	9,278,000	500,000	160,064,000
Division of Cabanatuan City	447,964,000	27,311,000	500,000	475,775,000
Division of Gapan City	219,891,000	12,799,000	500,000	233,190,000
Division of Malolos City	315,852,000	19,726,000	500,000	336,078,000
Division of Muñoz Science City	164,089,000	10,949,000	500,000	175,538,000
Division of Olongapo City	347,755,000	20,106,000	500,000	368,361,000
Division of San Fernando City	408,149,000	25,080,000	500,000	433,729,000
Division of San Jose City	252,242,000	16,176,000	500,000	268,918,000
Division of San Jose del Monte City	685,052,000	40,099,000	500,000	725,651,000
Division of Tarlac City	551,017,000	35,586,000	500,000	587,103,000
Division of Meycauayan City	251,826,000	15,837,000	500,000	268,163,000
Division of Mabalacat City	310,798,000	20,565,000	500,000	331,863,000
Region IVA - CALABARZON	19,728,712,000	1,300,348,000	9,500,000	21,038,560,000

Division of Batangas	3,014,158,000	209,939,000	500,000	3,224,597,000
Division of Cavite	2,472,022,000	161,049,000	500,000	2,633,571,000
Division of Laguna	2,201,621,000	144,088,000	500,000	2,346,209,000
Division of Quezon	3,380,014,000	245,055,000	500,000	3,625,569,000
Division of Rizal	2,445,840,000	157,104,000	500,000	2,603,444,000
Division of Antipolo City	906,643,000	54,826,000	500,000	961,969,000
Division of Batangas City	502,927,000	32,274,000	500,000	535,701,000
Division of Calamba City	565,752,000	35,064,000	500,000	601,316,000
Division of Cavite City	193,941,000	9,127,000	500,000	203,568,000
Division of Dasmariñas City	701,433,000	40,700,000	500,000	742,633,000
Division of Lipa City	484,419,000	31,216,000	500,000	516,135,000
Division of Lucena City	410,176,000	25,686,000	500,000	436,362,000
Division of San Pablo City	435,109,000	27,361,000	500,000	462,970,000
Division of Sta. Rosa City	352,143,000	21,472,000	500,000	374,115,000
Division of Tanauan City	268,940,000	18,575,000	500,000	288,015,000
Division of Tayabas City	161,563,000	10,886,000	500,000	172,949,000
Division of Bacoor City	507,034,000	30,142,000	500,000	537,676,000
Division of Imus City	388,801,000	24,400,000	500,000	413,701,000
Division of Biñan	336,176,000	21,384,000	500,000	358,060,000

286	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region IVB - MIMAROPA	7,197,003,000	508,857,000	3,500,000	7,709,360,000

Division of Marinduque	661,268,000	46,850,000	500,000	708,618,000
Division of Occidental Mindoro	1,132,859,000	82,634,000	500,000	1,215,993,000
Division of Oriental Mindoro	1,744,005,000	118,591,000	500,000	1,863,096,000
Division of Palawan	2,103,708,000	158,499,000	500,000	2,262,707,000
Division of Romblon	843,324,000	56,477,000	500,000	900,301,000
Division of Calapan City	268,257,000	16,374,000	500,000	285,131,000
Division of Puerto Princesa City	443,582,000	29,432,000	500,000	473,514,000
Region V - Bicol	14,097,761,000	949,414,000	6,500,000	15,053,675,000

Division of Albay	2,003,163,000	138,791,000	500,000	2,142,454,000
Division of Camarines Norte	1,251,181,000	85,492,000	500,000	1,337,173,000
Division of Camarines Sur	3,801,389,000	265,426,000	500,000	4,067,315,000
Division of Catanduanes	915,285,000	55,918,000	500,000	971,703,000
Division of Masbate	2,360,739,000	158,726,000	500,000	2,519,965,000
Division of Sorsogon	1,675,235,000	117,091,000	500,000	1,792,826,000
Division of Iriga City	248,141,000	14,651,000	500,000	263,292,000
Division of Legazpi City	349,172,000	20,771,000	500,000	370,443,000
Division of Ligao City	262,930,000	17,755,000	500,000	281,185,000
Division of Masbate City	250,472,000	14,064,000	500,000	265,036,000
Division of Naga City	340,322,000	19,691,000	500,000	360,513,000
Division of Sorsogon City	371,149,000	23,808,000	500,000	395,457,000
Division of Tabaco City	268,583,000	17,230,000	500,000	286,313,000
Region VI - Western Visayas	15,978,871,000	1,057,776,000	9,000,000	17,045,647,000

Division of Aklan	1,264,172,000	86,042,000	500,000	1,350,714,000
Division of Antique	1,539,695,000	111,528,000	500,000	1,651,723,000
Division of Capiz	1,587,664,000	104,826,000	500,000	1,692,990,000
Division of Guimaras	396,789,000	26,238,000	500,000	423,527,000
Division of Iloilo	4,057,803,000	276,118,000	500,000	4,334,421,000
Division of Negros Occidental	3,009,311,000	203,858,000	500,000	3,213,669,000
Division of Bacolod City	736,002,000	43,350,000	500,000	779,852,000
Division of Bago City	322,823,000	18,571,000	500,000	341,894,000
Division of Cadiz City	330,625,000	20,040,000	500,000	351,165,000
Division of Escalante City	195,566,000	12,168,000	500,000	208,234,000
Division of Iloilo City	622,637,000	35,473,000	500,000	658,610,000
Division of Kabankalan City	375,101,000	25,913,000	500,000	401,514,000
Division of La Carlota City	168,648,000	9,608,000	500,000	178,756,000
Division of Passi City	191,599,000	11,997,000	500,000	204,096,000
Division of Roxas City	301,472,000	17,593,000	500,000	319,565,000
Division of Sagay City	312,344,000	20,147,000	500,000	332,991,000
Division of San Carlos City	326,969,000	19,840,000	500,000	347,309,000
Division of Silay City	239,651,000	14,466,000	500,000	254,617,000
Region VII - Central Visayas	14,466,110,000	960,707,000	9,500,000	15,436,317,000

Division of Bohol	3,090,599,000	219,971,000	500,000	3,311,070,000
Division of Cebu Province	4,322,744,000	287,990,000	500,000	4,611,234,000
Division of Negros Oriental	1,846,048,000	115,898,000	500,000	1,962,446,000
Division of Siquijor	248,708,000	16,386,000	500,000	265,594,000
Division of Bais City	188,202,000	11,956,000	500,000	200,658,000
Division of Bayawan City	249,065,000	21,799,000	500,000	271,364,000
Division of Bogo City	153,809,000	9,547,000	500,000	163,856,000
Division of Carcar City	214,121,000	14,198,000	500,000	228,819,000
Division of Cebu City	1,225,459,000	68,968,000	500,000	1,294,927,000
Division of Davao City	259,945,000	17,115,000	500,000	277,560,000
Division of Dumaguete City	188,322,000	10,622,000	500,000	199,444,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	287
DEPARTMENT OF EDUCATION

Division of Guihulngan City	227,092,000	21,461,000	500,000	249,053,000
Division of Lapu-lapu City	588,689,000	36,621,000	500,000	625,810,000
Division of Mandaue City	451,519,000	26,572,000	500,000	478,591,000
Division of Naga City	172,591,000	12,565,000	500,000	185,656,000
Division of Tagbilaran City	159,750,000	8,501,000	500,000	168,751,000
Division of Talisay City	313,775,000	19,811,000	500,000	334,086,000
Division of Tanjay City	192,789,000	17,821,000	500,000	211,110,000
Division of Toledo City	372,883,000	22,905,000	500,000	396,288,000

Region VIII - Eastern Visayas	11,812,056,000	849,978,000	6,500,000	12,668,534,000

Division of Biliran	480,359,000	32,626,000	500,000	513,485,000
Division of Eastern Samar	1,233,941,000	89,241,000	500,000	1,323,682,000
Division of Leyte	3,639,334,000	260,778,000	500,000	3,900,612,000
Division of Northern Samar	1,819,982,000	125,986,000	500,000	1,946,468,000
Division of Samar	1,512,863,000	129,805,000	500,000	1,643,168,000
Division of Southern Leyte	883,825,000	66,015,000	500,000	950,340,000
Division of Baybay City	248,091,000	17,191,000	500,000	265,782,000
Division of Borongan City	191,366,000	12,563,000	500,000	204,429,000
Division of Calbayog City	509,424,000	36,067,000	500,000	545,991,000
Division of Catbalogan City	263,247,000	15,904,000	500,000	279,651,000
Division of Maasin City	226,996,000	14,406,000	500,000	241,902,000
Division of Ormoc City	401,828,000	27,026,000	500,000	429,354,000
Division of Tacloban City	400,800,000	22,370,000	500,000	423,670,000

Region IX - Zamboanga Peninsula	8,716,537,000	596,931,000	4,000,000	9,317,468,000

Division of Zamboanga del Norte	2,354,739,000	159,884,000	500,000	2,515,123,000
Division of Zamboanga del Sur	2,159,621,000	159,441,000	500,000	2,319,562,000
Division of Zamboanga Sibugay	1,563,249,000	110,898,000	500,000	1,674,647,000
Division of Dapitan City	218,867,000	13,777,000	500,000	233,144,000
Division of Dipolog City	264,651,000	16,106,000	500,000	281,257,000
Division of Isabela City	319,734,000	17,530,000	500,000	337,764,000
Division of Pagadian City	349,736,000	22,355,000	500,000	372,591,000
Division of Zamboanga City	1,485,940,000	96,940,000	500,000	1,583,380,000

Region X - Northern Mindanao	9,563,524,000	652,633,000	7,000,000	10,223,157,000

Division of Bukidnon	2,356,402,000	164,737,000	500,000	2,521,639,000
Division of Camiguin	232,334,000	15,372,000	500,000	248,206,000
Division of Lanao del Norte	1,274,747,000	90,948,000	500,000	1,366,195,000
Division of Misamis Occidental	896,172,000	66,235,000	500,000	962,907,000
Division of Misamis Oriental	1,512,413,000	106,786,000	500,000	1,619,699,000
Division of Cagayan de Oro City	939,629,000	55,739,000	500,000	995,868,000
Division of El Salvador City	86,721,000	5,633,000	500,000	92,854,000
Division of Gingoog City	308,824,000	21,044,000	500,000	330,368,000
Division of Iligan City	627,597,000	38,312,000	500,000	666,409,000
Division of Malaybalay City	306,437,000	23,044,000	500,000	329,981,000
Division of Oroquieta City	204,497,000	11,865,000	500,000	216,862,000
Division of Ozamiz City	275,709,000	16,712,000	500,000	292,921,000
Division of Tangub City	174,756,000	12,375,000	500,000	187,631,000
Division of Valencia City	367,286,000	23,831,000	500,000	391,617,000

Region XI - Davao	9,116,607,000	619,537,000	5,500,000	9,741,644,000

Division of Compostela Valley	1,459,950,000	102,848,000	500,000	1,563,298,000
Division of Davao del Norte	945,394,000	65,030,000	500,000	1,010,924,000
Division of Davao del Sur	1,728,617,000	67,449,000	500,000	1,796,566,000
Division of Davao Occidental		52,687,000	500,000	53,187,000
Division of Davao Oriental	570,737,000	43,218,000	500,000	614,455,000

288	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Division of Davao City	2,383,158,000	160,127,000	500,000	2,543,785,000
Division of Digos City	282,014,000	18,034,000	500,000	300,548,000
Division of Island Garden City of Samal	223,923,000	15,426,000	500,000	239,849,000
Division of Mati City	831,825,000	50,900,000	500,000	883,225,000
Division of Panabo City	308,419,000	20,411,000	500,000	329,330,000
Division of Tagum City	382,570,000	23,407,000	500,000	406,477,000
Region XII - SOCCSKSARGEN	8,883,866,000	592,132,000	4,500,000	9,480,498,000

Division of Cotabato	2,654,562,000	185,293,000	500,000	2,840,355,000
Division of Sarangani	1,271,652,000	83,246,000	500,000	1,355,398,000
Division of South Cotabato	1,453,559,000	100,589,000	500,000	1,554,648,000
Division of Sultan Kudarat	1,425,997,000	97,003,000	500,000	1,523,500,000
Division of Cotabato City	385,212,000	21,301,000	500,000	407,013,000
Division of General Santos City	905,341,000	55,909,000	500,000	961,750,000
Division of Kidapawan City	280,226,000	18,775,000	500,000	299,501,000
Division of Koronadal City	293,124,000	18,700,000	500,000	312,324,000
Division of Tacurong City	214,193,000	11,316,000	500,000	226,009,000
Region XIII - CARAGA	6,559,929,000	446,037,000	6,000,000	7,011,966,000

Division of Agusan del Norte	725,376,000	47,575,000	500,000	773,451,000
Division of Agusan del Sur	1,523,944,000	108,235,000	500,000	1,632,679,000
Division of Dinagat Island	295,753,000	23,562,000	500,000	319,815,000
Division of Siargao	382,531,000	26,127,000	500,000	409,158,000
Division of Surigao del Norte	574,559,000	39,890,000	500,000	614,949,000
Division of Surigao del Sur	1,235,471,000	88,521,000	500,000	1,324,492,000
Division of Bayugan city	286,240,000	17,045,000	500,000	303,785,000
Division of Bislig City	250,221,000	14,512,000	500,000	265,233,000
Division of Butuan City	678,063,000	41,908,000	500,000	720,471,000
Division of Cabadbaran City	143,498,000	9,650,000	500,000	153,648,000
Division of Surigao City	320,206,000	20,557,000	500,000	341,263,000
Division of Tandag City	144,067,000	8,455,000	500,000	153,022,000
Operation of Schools - Junior High School (Grade 7 to Grade 10)	89,149,396,000	8,336,622,000		97,486,018,000

National Capital Region (NCR)	10,406,734,000	841,558,000		11,248,292,000

Division of Caloocan	1,278,185,000	102,543,000		1,380,728,000

Division Office - Proper	338,244,000	30,875,000		369,119,000
Baesa High School	39,895,000	2,824,000		42,719,000
Bagong Barrio National High School	44,756,000	3,727,000		48,483,000
Bagong Silang High School	90,615,000	7,206,000		97,821,000
Bagumbong High School (Main)	66,108,000	4,074,000		70,182,000
Caloocan High School	125,748,000	9,252,000		135,000,000
Camarin High School (Main)	107,687,000	9,555,000		117,242,000
Caybiga High School	44,632,000	3,209,000		47,841,000
Deparo High School (Main)	36,125,000	2,878,000		39,003,000
Kalayaan National High School	95,437,000	6,615,000		102,052,000
M.B. Asistio, Sr. High School	60,019,000	4,802,000		64,821,000
M.B. Asistio, Sr. High School Unit 1	28,312,000	2,762,000		31,074,000
Manuel L. Quezon High School	46,861,000	3,673,000		50,534,000
Pangarap High School	27,524,000	1,935,000		29,459,000
Tala High School	100,439,000	7,299,000		107,738,000
Talipapa High School	25,783,000	1,857,000		27,640,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	289
DEPARTMENT OF EDUCATION

Division of Las Piñas	427,544,000	34,368,000	461,912,000

Division Office - Proper	48,020,000	9,768,000	57,788,000
CAA National High School	98,370,000	5,349,000	103,719,000
Golden Acres National High School (Las Piñas National High School - Golden Acres Annex)	48,480,000	3,893,000	52,373,000
Las Piñas East High School (Main)	106,549,000	6,133,000	112,682,000
Las Piñas National High School (Main)	86,226,000	6,233,000	92,459,000
Las Piñas North National High School	39,899,000	2,992,000	42,891,000
Division of Makati	470,840,000	41,040,000	511,880,000

Division Office - Proper		1,568,000	1,568,000
Bangkal High School	32,305,000	2,817,000	35,122,000
Benigno “Ninoy” Aquino High School	86,957,000	8,896,000	95,853,000
Fort Bonifacio High School	125,075,000	9,068,000	134,143,000
General Pio del Pilar National High School	38,556,000	3,396,000	41,952,000
Makati High School	62,603,000	4,592,000	67,195,000
Makati West High School (Makati Science High School)	22,547,000	1,845,000	24,392,000
Pitogo High School	49,794,000	4,245,000	54,039,000
San Antonio National High School	29,978,000	2,562,000	32,540,000
San Isidro National High School	23,025,000	2,051,000	25,076,000
Division of Malabon City	315,695,000	24,463,000	340,158,000

Division Office - Proper	68,472,000	7,583,000	76,055,000
Malabon National High School	78,889,000	5,373,000	84,262,000
Panghulo National High School	27,243,000	1,910,000	29,153,000
Potrero National High School	27,447,000	1,992,000	29,439,000
Tañong National High School	16,197,000	1,279,000	17,476,000
Tinajeros National High School	58,197,000	3,623,000	61,820,000
Tugatog National High School	39,250,000	2,703,000	41,953,000
Division of Mandaluyong	362,101,000	39,149,000	401,250,000

Division Office - Proper	108,139,000	12,949,000	121,088,000
Andres Bonifacio Integrated School	31,990,000	3,581,000	35,571,000
Bonifacio Javier National High School	31,422,000	3,367,000	34,789,000
Eulogio Rodriguez Integrated School	27,281,000	3,966,000	31,247,000
Highway Hills Integrated School	32,030,000	4,088,000	36,118,000
Isaac Lopez Integrated School	20,176,000	3,010,000	23,186,000
Jose Fabella Memorial High School	62,420,000	3,675,000	66,095,000
Mandaluyong High School	48,643,000	4,513,000	53,156,000
Division of Manila	1,512,901,000	121,288,000	1,634,189,000

Division Office - Proper	16,809,000	2,251,000	19,060,000
Antonio Maceda Integrated School	34,800,000	2,211,000	37,011,000
Antonio Villegas Vocational High School	37,654,000	3,194,000	40,848,000
Carlos P. Garcia High School	31,900,000	2,512,000	34,412,000
Cayetano Arellano High School	60,075,000	5,010,000	65,085,000
Claro M. Recto High School	30,979,000	2,116,000	33,095,000
Dona Teodora Alonzo High School	28,271,000	2,187,000	30,458,000
Dr. Juan Nolasco High School	54,131, 000	4,390,000	58,521,000
Elpidio Quirino High School	37,474,000	2,926,000	40,400,000
Esteban Abada High School	35,928,000	2,954,000	38,882,000
Eulogio Rodriquez Vocational High School (EARIST Vocational HS)	37,403,000	3,133,000	40,536,000
F. G. Calderon Integrated School	47,086,000	3,547,000	50,633,000

290	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Florentino Torres High School (Torres High School)	83,607,000	6,692,000	90,299,000
Gen. Emilio Aguinaldo Integrated School	16,638,000	1,384,000	18,022,000
Gregorio Perfecto High School	42,795,000	3,029,000	45,824,000
I. Villamor High School	41,723,000	3,217,000	44,940,000
Jose Abad Santos High School	70,664,000	5,365,000	76,029,000
Jose P. Laurel High School	44,203,000	3,644,000	47,847,000
Lakan Dula High School	71,886,000	5,480,000	77,366,000
M. Araullo High School (Araullo High School)	77,286,000	6,436,000	83,722,000
Manila High School	48,161,000	3,047,000	51,208,000
Manila Science High School	35,428,000	2,547,000	37,975,000
Manuel A. Roxas High School	58,734,000	4,756,000	63,490,000
Manuel L. Quezon High School	36,319,000	3,229,000	39,548,000
Mariano Marcos Memorial High School	55,769,000	4,273,000	60,042,000
Pres. Sergio Osmeña, Sr. High School	29,545,000	2,465,000	32,010,000
Rajah Soliman Science and Technology High School	56,721,000	4,620,000	61,341,000
Ramon C. Avancena High School	23,150,000	1,969,000	25,119,000
Ramon Magsaysay High School	92,508,000	7,401,000	99,909,000
T. Paez Integrated School	39,655,000	3,672,000	43,327,000
Tondo High School	60,239,000	5,089,000	65,328,000
Valeriano Fugoso Memorial High School	13,276,000	1,441,000	14,717,000
Victoriano Mapa High School	62,084,000	5,101,000	67,185,000
Division of Marikina	455,012,000	34,602,000	489,614,000

Division Office - Proper	250,334,000	18,696,000	269,030,000
Malanday National High School	29,752,000	2,636,000	32,388,000
Marikina High School	65,247,000	4,924,000	70,171,000
Parang High School	51,012,000	3,953,000	54,965,000
Sta. Elena High School	58,667,000	4,393,000	63,060,000
Division of Muntinlupa	326,176,000	32,458,000	358,634,000

Division Office - Proper	24,311,000	7,654,000	31,965,000
Muntinlupa Business High School (Pedro E. Diaz High School-Buli Annex)	70,265,000	4,497,000	74,762,000
Muntinlupa National High School	134,929,000	8,900,000	143,829,000
Pedro E. Diaz High School	96,671,000	11,407,000	108,078,000
Division of Parañaque	432,755,000	36,418,000	469,173,000

Division Office - Proper	147,576,000	15,212,000	162,788,000
Baclaran National High School	22,324,000	1,710,000	24,034,000
Dr. Arcadio Santos National High School (Main)	47,417,000	4,152,000	51,569,000
Parañaque National High School (Main)	215,438,000	15,344,000	230,782,000
Division of Navotas City	214,399,000	15,327,000	229,726,000

Division Office - Proper	2,000	422,000	424,000
Kaunlaran High School	57,612,000	4,081,000	61,693,000
Navotas National High School	53,827,000	3,661,000	57,488,000
San Rafael Technological High School	20,654,000	1,304,000	21,958,000
San Roque National High School	40,436,000	2,864,000	43,300,000
Tangos National High School	25,501,000	1,665,000	27,166,000
Tanza National High School	16,367,000	1,330,000	17,697,000
Division of Pasay City	352,632,000	28,999,000	381,631,000

Division Office - Proper	54,033,000	7,127,000	61,160,000
Pasay City East High School	63,775,000	4,595,000	68,370,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	291
DEPARTMENT OF EDUCATION

Pasay City North High School	54,864,000	2,268,000	57,132,000
Pasay City South High School	56,042,000	4,316,000	60,358,000
Pasay City West High School	76,527,000	5,362,000	81,889,000
Philippine National School for the Blind (Philippine School for the Blind)	11,534,000	2,095,000	13,629,000
Philippine School for the Deaf	35,857,000	3,236,000	39,093,000

Division of Pasig City	669,005,000	60,932,000	729,937,000

Division Office - Proper	102,416,000	9,308,000	111,724,000
Eusebio High School (Rizal High School - Rosario)	48,112,000	4,424,000	52,536,000
Kapitolyo High School (Rizal High School-Kapitolyo)	24,259,000	2,197,000	26,456,000
Manggahan High School (Rizal High School - Manggahan Annex)	64,917,000	5,315,000	70,232,000
Pinagbuhatan High School (Rizal High School - Pinagbuhatan)	65,430,000	4,976,000	70,406,000
Rizal Experimental Station & Pilot School of Cottage Industries (RESPSCI)	38,631,000	7,189,000	45,820,000
Rizal High School (Main)	130,167,000	11,269,000	141,436,000
Sagad High School (Rizal High School - Sagad)	35,887,000	2,992,000	38,879,000
San Joaquin / Kalawaan High School	59,812,000	4,924,000	64,736,000
Santolan High School (Rizal High School-Santolan)	37,095,000	3,063,000	40,158,000
Sta. Lucia High School	62,279,000	5,275,000	67,554,000

Division of Quezon City	2,322,829,000	171,893,000	2,494,722,000

Bagong Silangan High School	69,909,000	5,289,000	75,198,000
Balara High School	34,923,000	2,588,000	37,511,000
Balingasa High School	15,976,000	1,751,000	17,727,000
Camp Crame High School	14,184,000	930,000	15,114,000
Camp Gen. Emilio Aguinaldo High School	30,035,000	2,614,000	32,649,000
Carlos L. Albert High School	52,656,000	4,064,000	56,720,000
Carlos P. Garcia High School	14,010,000	1,313,000	15,323,000
Commonwealth High School	127,576,000	1,799,000	136,375,000
Corazon C. Aquino National High School	176,666,000	12,538,000	189,204,000
Culiat High School	48,929,000	3,340,000	52,269,000
Don Alejandro Roces, Sr. Science and Technology High School	29,332,000	2,488,000	31,820,000
Don Quintin Paredes High School	8,302,000	680,000	8,982,000
Dona Josefa Jara Martinez Vocational High School	25,164,000	1,966,000	27,130,000
Dona Rosario High School	43,536,000	3,490,000	47,026,000
Ernesto Rondon High School (Project 6 High School)	54,922,000	3,886,000	58,808,000
Eulogio Rodriguez, Jr. High School	42,322,000	3,222,000	45,544,000
Flora A. Ylagan High School	27,012,000	1,872,000	28,884,000
Holy Spirit National High School	53,309,000	3,596,000	56,905,000
Ismael Mathay, Sr. High School (GSIS Village High School)	47,558,000	3,699,000	51,257,000
Jose P. Laurel, Sr. High School	27,247,000	2,033,000	29,280,000
Juan Sumulong High School	33,616,000	2,088,000	35,704,000
Judge Feliciano Belmonte, Sr. High School	64,845,000	5,129,000	69,974,000
Judge Juan Luna High School	39,863,000	2,892,000	42,755,000
Justice Cecilia Munoz-Palma High School	99,119,000	7,167,000	106,286,000
Krus na Ligas High School	33,315,000	2,255,000	35,570,000
Lagro High School (Main)	91,459,000	6,502,000	97,961,000
Maligaya High School	48,281,000	3,602,000	51,883,000
Manuel Roxas High School	27,581,000	2,084,000	29,665,000

292	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Masambong High School	19,804,000	1,682,000	21,486,000
New Era High School	49,171,000	3,968,000	53,139,000
NOH School for the Crippled Children	16,082,000	1,860,000	17,942,000
North Fairview High School	83,583,000	5,572,000	89,155,000
Novaliches High School (Main)	86,224,000	5,659,000	91,883,000
Ponciano Bernardo High School	17,692,000	1,258,000	18,950,000
Pugad Lawin High School	19,853,000	1,665,000	21,518,000
Quezon City High School	60,290,000	4,166,000	64,456,000
Quezon City Science High School	30,228,000	3,797,000	34,025,000
Quirino High School	55,169,000	4,090,000	59,259,000
Ramon Magsaysay (Cubao) High School	95,414,000	6,180,000	101,594,000
San Bartolome High School	105,335,000	7,497,000	112,832,000
San Francisco High School (Don Mariano Marcos High School)	79,582,000	6,374,000	85,956,000
San Jose High School	15,724,000	1,320,000	17,044,000
Sauyo High School (Pasong Tamo High School)	56,717,000	4,211,000	60,928,000
Sergio Osmeña, Sr. High School (Main)	41,309,000	2,791,000	44,100,000
Sta. Lucia High School	55,650,000	3,992,000	59,642,000
Tandang Sora National High School	53,355,000	3,934,000	57,289,000
Division of San Juan City	43,256,000	3,786,000	47,042,000

San Juan National High School	43,256,000	3,786,000	47,042,000
Division of Taguig and Pateros	562,636,000	46,544,000	609,180,000

Division Office - Proper	65,318,000	11,233,000	76,551,000
Bagumbayan National High School	49,034,000	4,090,000	53,124,000
Gen. Ricardo G. Papa, Sr. Memorial High School, Main	60,030,000	3,261,000	63,291,000
Pateros National High School	56,219,000	3,403,000	59,622,000
Sen. Renato “Compañero” Cayetano Memorial Science and Technology High School	10,372,000	1,029,000	11,401,000
Signal Village National High School (Signal Village High School)	140,605,000	9,321,000	149,926,000
Taguig National High School	33,809,000	2,902,000	36,711,000
Tipas National High School	27,300,000	2,108,000	29,408,000
Upper Bicutan National High School	59,033,000	4,345,000	63,378,000
Western Bicutan National High School	60,916,000	4,852,000	65,768,000
Division of Valenzuela	660,768,000	47,748,000	708,516,000

Division Office - Proper	152,056,000	12,822,000	164,878,000
Bignay National High School	33,122,000	2,406,000	35,528,000
Caruhatan National High School	27,365,000	1,906,000	29,271,000
Dalandanan National High School	86,683,000	5,431,000	92,114,000
General T. De Leon National High School	80,695,000	5,611,000	86,306,000
Lawang Bato National High School	33,290,000	2,324,000	35,614,000
Malinta National High School	48,650,000	3,424,000	52,074,000
Mapulang Lupa High School	22,943,000	1,479,000	24,422,000
Maysan National High School	38,135,000	2,581,000	40,716,000
Parada National High School	22,066,000	1,481,000	23,547,000
Polo National High School	64,446,000	4,651,000	69,097,000
Valenzuela National High School (Main)	51,317,000	3,632,000	54,949,000
Region I - Ilocos	5,591,634,000	483,984,000	6,075,618,000

Division of Ilocos Norte	406,125,000	41,193,000	447,318,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	293
DEPARTMENT OF EDUCATION

Division office - Proper	94,686,000	13,866,000	108,552,000
Adams National High School	3,421,000	361,000	3,782,000
Bacarra National Comprehensive High School	32,340,000	2,683,000	35,023,000
Bangui National High School	11,279,000	1,006,000	12,285,000
Burgos Agro-Industrial School	10,990,000	1,108,000	12,098,000
Cadaratan National High School	6,953,000	677,000	7,630,000
Caestebanan National High School	5,066,000	478,000	5,544,000
Caribquib National High School	4,958,000	444,000	5,402,000
Catagtaguen National High School	6,678,000	586,000	7,264,000
Currimao National High School	11,222,000	548,000	11,770,000
Davila National High School	6,774,000	658,000	7,432,000
Dingras National High School & Lt. Edgar Foz Memorial National High School	19,585,000	1,111,000	20,696,000
Dumalneg National High School	3,353,000	412,000	3,765,000
Ilocos Norte Agricultural College	23,021,000	1,882,000	24,903,000
Luzong National High School	7,394,000	780,000	8,174,000
Marcos National High School	11,542,000	1,052,000	12,594,000
Nagrebcan National High School	5,268,000	572,000	5,840,000
Nueva Era National High School	8,214,000	824,000	9,038,000
Pagsanahan National High School	5,727,000	533,000	6,260,000
Pagudpud National High School	10,431,000	940,000	11,371,000
Paoay lake National High School	6,040,000	661,000	6,701,000
Paoay National High School	11,206,000	1,186,000	12,392,000
Pasaleng National High School	5,152,000	572,000	5,724,000
Piddig National High School	9,080,000	989,000	10,069,000
Pinili National High School	11,910,000	1,128,000	13,038,000
San Nicolas National High School	28,300,000	2,185,000	30,485,000
Sarrat National High School	19,963,000	1,747,000	21,710,000
Solsona National High School	15,370,000	1,184,000	16,554,000
Sta. Rosa National High School	10,202,000	1,020,000	11,222,000
Division of Ilocos Sur	449,074,000	42,563,000	491,637,000

Division Office - Proper	219,786,000	23,014,000	242,800,000
Burgos National High School	11,532,000	950,000	12,482,000
Cabugao National High School	12,316,000	1,102,000	13,418,000
Cervantes National High School	11,492,000	1,062,000	12,554,000
Lussoc National High School	10,871,000	1,171,000	12,042,000
Magsingal National High School	10,552,000	960,000	11,512,000
Naglaoa-an National High School	10,534,000	836,000	11,370,000
Narvacan National Central High School	35,091,000	2,822,000	37,913,000
San Juan National High School	18,441,000	1,385,000	19,826,000
Sinait National High School	32,961,000	2,802,000	35,763,000
Sta. Maria National High School	18,876,000	1,716,000	20,592,000
Suyo National High School	8,567,000	796,000	9,363,000
Tagudin National High School	35,149,000	2,795,000	37,944,000
Teodoro Hernaez National High School	12,906,000	1,152,000	14,058,000
Division of La Union	724,227,000	63,127,000	787,354,000

Division Office - Proper	334,618,000	34,628,000	369,246,000
Aringay National High School	27,534,000	2,127,000	29,661,000
Bacnotan National High School	37,606,000	2,696,000	40,302,000
Castor Z. Concepcion Memorial National High School	18,651,000	1,529,000	20,180,000
Damortis National High School	15,767,000	1,128,000	16,895,000
Don E. De Guzman Memorial National High School	39,911,000	2,883,000	42,794,000
Don Enfemio F. Eriguel Memorial National High School	33,611,000	2,274,000	35,885,000
Doña Francisca Lacsamana Viuda de Ortega Memorial National High School	30,478,000	2,358,000	32,836,000

294	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Luna National High School	33,067,000	1,418,000	34,485,000
Naguilian National High School	42,017,000	2,816,000	44,833,000
President Elpidio Quirino National High School	27,710,000	1,780,000	29,490,000
Regional Science High School, La Union	7,670,000	2,115,000	9,785,000
Rosario Integrated School	28,557,000	1,990,000	30,547,000
San Gabriel Vocational High School	12,192,000	978,000	13,170,000
Sto. Rosario National High School	14,600,000	1,136,000	15,736,000
Tubao National High School	20,238,000	1,271,000	21,509,000
Division of Pangasinan I	1,584,689,000	135,132,000	1,719,821,000

Division Office - Proper	622,771,000	63,897,000	686,668,000
Agno National High School	26,730,000	1,791,000	28,521,000
Anda National High School	12,739,000	975,000	13,714,000
Balingasay National High School	10,458,000	838,000	11,296,000
Bangan Oda National High School	8,596,000	700,000	9,296,000
Bani National High School (San Jose)	12,609,000	1,034,000	13,643,000
Basista National High School	33,068,000	2,456,000	35,524,000
Bayambang National High School (Bayambang)	90,906,000	6,241,000	97,147,000
Binabalian National High School	12,977,000	1,106,000	14,083,000
Binmaley School of Fisheries (Pangasinan College of Fisheries)	22,417,000	1,648,000	24,065,000
Balinao School of Fisheries	13,910,000	1,087,000	14,997,000
Bued National High School	18,935,000	1,363,000	20,298,000
Burgos National High School	18,848,000	1,416,000	20,264,000
Calasiao Comprehensive National High School	64,650,000	4,818,000	69,468,000
Dacap Norte National High School	13,992,000	1,108,000	15,100,000
Daniel Maramba National High School	50,542,000	3,819,000	54,361,000
Dulag National High School	16,735,000	1,194,000	17,929,000
Dumpay National High School	15,892,000	1,102,000	16,994,000
Eguia National High School	11,049,000	901,000	11,950,000
Enrico T. Prado National High School	18,145,000	1,327,000	19,472,000
Estanza National High School	13,715,000	978,000	14,693,000
Irene Rayos Ombac National High School	21,742,000	1,596,000	23,338,000
Labrador National High School	28,563,000	1,818,000	30,381,000
Lasip National High School	14,607,000	1,135,000	15,742,000
Macarang National High School	15,872,000	1,414,000	17,286,000
Malasiqui National High School	52,639,000	3,582,000	56,221,000
Mangatarem National High School	47,655,000	3,746,000	51,401,000
Mapandan National High School	29,287,000	2,309,000	31,596,000
Pangasinan National High School	84,398,000	5,871,000	90,269,000
Pangasinan School of Arts and Trades	29,117,000	2,546,000	31,663,000
Parayao National High School	17,613,000	1,235,000	18,848,000
Payas National High School	9,844,000	905,000	10,749,000
Pilar National High School	12,917,000	1,042,000	13,959,000
Polong National High School	29,644,000	2,102,000	31,746,000
Salomague National High School	12,820,000	885,000	13,705,000
Sual National High School	31,362,000	2,198,000	33,560,000
Tococ National High School	11,421,000	985,000	12,406,000
Urbiztondo National High School	16,655,000	1,229,000	17,884,000
Zaragoza National High School	8,849,000	735,000	9,584,000
Division of Pangasinan II	1,320,291,000	107,988,000	1,428,279,000

Division Office - Proper	466,313,000	44,751,000	511,064,000
Amamperez Agro-Industrial High School	6,490,000	658,000	7,148,000
Angela Valdez Ramos National High School	18,770,000	1,477,000	20,247,000
Antonio P. Villar National High School	13,976,000	1,045,000	15,021,000
Artacho National High School	11,472,000	714,000	12,186,000
Balungao National High School	16,819,000	1,443,000	18,262,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	295
DEPARTMENT OF EDUCATION

Bautista National High School	26,383,000	2,075,000	28,458,000
Benigno V. Aldana National High School	43,364,000	3,201,000	46,565,000
Bobonan National High School	8,184,000	699,000	8,883,000
Cipriano Prinicias Memorial National High School	21,477,000	1,756,000	23,233,000
David National High School	8,762,000	707,000	9,469,000
Don Ramon E. Costales Memorial National High School	43,211,000	3,089,000	46,300,000
Eastern Pangasinan Agricultural College	24,151,000	2,187,000	26,338,000
Guiling-Coliling National High School	11,483,000	1,042,000	12,525,000
Juan G. Macaraeg National High School	48,182,000	3,569,000	51,751,000
Laoac National High School	15,405,000	1,220,000	16,625,000
Lobong National High School	14,322,000	1,167,000	15,489,000
Luciano Millan National High School	23,410,000	2,046,000	25,456,000
Manaoag National High School	54,875,000	3,561,000	58,436,000
Mangaldan National High School	96,983,000	7,109,000	104,092,000
Mataas Na Paaralang Juan C. Laya	34,366,000	2,744,000	37,110,000
Natividad National High School	10,949,000	934,000	11,883,000
Pindangan National High School, Alcala	12,696,000	764,000	13,460,000
Rosales National High School	59,860,000	3,807,000	63,667,000
San Fabian National High School	51,433,000	3,520,000	54,953,000
San Jacinto National High School	37,407,000	2,635,000	40,042,000
San Nicolas East National High School	13,459,000	901,000	14,360,000
San Quintin National High School	23,114,000	1,714,000	24,828,000
Tayug National High School	53,167,000	3,532,000	56,699,000
Toboy National High School	10,258,000	783,000	11,041,000
Umingan Central National High School	39,550,000	3,138,000	42,688,000
Division of Alaminos City	95,292,000	9,541,000	104,833,000

Division Office - Proper	21,260,000	2,254,000	23,514,000
Alaminos National High School	44,766,000	4,361,000	49,127,000
Alos National High School	10,400,000	1,000,000	11,400,000
San Vicente National High School	8,950,000	895,000	9,845,000
Telbang National High School	9,016,000	1,031,000	10,947,000
Division of Batac City	38,006,000	3,732,000	41,738,000

Division Office - Proper	8,506,000	1,010,000	9,606,000
Batac National High School and Baay Bungon National High School	13,512,000	988,000	14,500,000
City of Batac National High School Poblacion	15,898,000	1,734,000	17,632,000
Division of Candon City	65,881,000	5,273,000	71,154,000

Division Office - Proper	27,066,000	2,526,000	29,592,000
Candon National High School	38,815,000	2,747,000	41,562,000
Division of Dagupan City	164,352,000	14,369,000	178,721,000

Division Office - Proper	55,500,000	5,905,000	61,414,000
Bonuan Boqig National High School	30,929,000	2,307,000	33,227,000
Dagupan City National High School	77,923,000	6,157,000	84,080,000
Division of Laoag City	126,069,000	10,927,000	136,996,000

Division Office - Proper	3,812,000	1,037,000	4,849,040
Gabu National High School	9,313,000	907,000	10,220,000
Ilocos Norte College of Arts and Trades	52,275,000	3,899,000	56,174,000
Ilocos Norte National High School	51,230,000	4,268,000	55,507,000
Ilocos Norte Regional School of Fisheries	9,430,000	816,000	10,246,000

296	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Division of San Carlos City	212,199,000	17,868,000	230,067,000

Division Office - Proper	92,984,000	8,575,000	101,559,000
Abanon National High School	21,176,000	1,465,000	22,641,000
Pangalangan National High School	13,733,000	1,055,000	14,788,000
Speaker Eugenio Perez National Agricultural High School	52,212,000	4,243,000	56,455,000
Tandoc National High School	17,091,000	1,316,000	18,407,000
Turac National high School	15,003,000	1,214,000	16,217,000
Division of San Fernando City	101,340,000	8,334,000	109,674,000

Division Office - Proper	19,488,000	2,789,000	22,277,000
La Union National High School	81,852,000	5,545,000	87,397,000
Division of Urdaneta City	207,788,000	16,382,000	224,170,000

Division Office - Proper	118,446,000	9,808,000	128,254,000
Badipa National High School	12,919,000	1,038,000	13,957,000
Lananpin National High School	12,105,000	915,000	13,020,000
Urdaneta National High School	64,318,000	4,621,000	68,939,000
Division of Vigan City	96,301,000	7,555,000	103,856,000

Division Office - Proper	14,981,000	1,300,000	16,281,000
Ilocos Sur National High School	81,320,000	6,255,000	87,575,000
Cordillera Administrative Region (CAR)	1,840,539,000	172,603,000	2,013,142,000

Division of Abra	218,255,000	20,615,000	238,870,000

Division Office - Proper	136,453,000	14,284,000	150,737,000
Abra High School	37,000,000	2,875,000	39,875,000
Cristina B. Gonzales Memorial High School	17,237,000	1,123,000	18,360,000
Mataragan National Agricultural High School	4,601,000	427,000	5,028,000
Northern Abra National High School	12,194,000	1,044,000	13,238,000
Pilar Rural High School	10,770,000	862,000	11,632,000
Division of Apayao	138,690,000	16,203,000	154,893,000

Division Office - Proper	97,822,000	13,643,000	111,465,000
Apayao National Industrial and Agricultural High School	11,427,000	800,000	12,227,000
Conner Central National High School	19,222,000	846,000	20,068,000
Flora National High School	10,219,000	914,000	11,133,000
Division of Benguet	393,270,000	38,333,000	431,603,000

Division Office - Proper	199,885,000	23,672,000	223,557,000
Alejo H. Pacalso Memorial National High School	12,992,000	1,119,000	14,111,000
Atok National High School	10,939,000	785,000	11,724,000
Benguet National High School	43,197,000	3,211,000	46,408,000
Buguias National High School	7,198,000	563,000	7,761,000
Governor Bado Dangua Agro-Industrial School	21,344,000	2,016,000	23,360,000
Kamora National High School	9,179,000	679,000	9,858,000
Kibungan National High School	7,604,000	597,000	8,201,000
Lepanto National High School	19,258,000	1,210,000	20,468,000
Mankayan National High School	15,700,000	1,116,000	16,816,000
Tuba National High School, Nangalisan	11,309,000	1,196,000	12,505,000
Tublay School of None Industries	34,665,000	2,169,000	36,834,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	297
DEPARTMENT OF EDUCATION

Division of Ifugao	184,015,000	18,304,000	202,319,000

Division Office - Proper	125,367,000	13,887,000	139,254,000
Banaue National High School	9,162,000	495,000	9,657,000
Hingyon National High School	4,171,000	420,000	4,591,000
Lamig National High School	14,096,000	912,000	15,008,000
Mayoyao National High School	6,287,000	477,000	6,764,000
Namillangan National High School	7,138,000	617,000	7,755,000
Sta. Maria National High School	17,794,000	1,496,000	19,290,000
Division of Kalinga	150,200,000	13,729,000	163,929,000

Division Office - Proper	102,020,000	9,690,000	111,710,000
Balbalan Agricultural and Industrial School	10,464,000	1,763,000	12,227,000
Pinukpuk Vocational School	15,062,000	915,000	15,977,000
Rizal National School of Arts and Trades	13,319,000	831,000	14,150,000
Tanudan Vocational School	9,335,000	530,000	9,865,000
Division of Mt. Province	282,599,000	26,006,000	308,605,000

Division Office - Proper	200,869,000	19,577,000	220,446,000
Antadao National High School	4,582,000	403,000	4,985,000
Bacarri National Trade-Agricultural School	3,308,000	724,000	4,032,000
Eastern Bontoc National Agricultural Vocational High School	7,366,000	540,000	7,906,000
Guinzadan National High School	8,842,000	620,000	9,462,000
Mt. Province General Comprehensive High School	26,295,000	1,521,000	27,816,000
Natonin National High School	5,199,000	478,000	5,677,000
Panabungen School of Arts, Trades and None Industries	4,435,000	396,000	4,831,000
Paracelis National High School	9,247,000	741,000	9,988,000
Tadian School of Arts and Trades	12,456,000	1,006,000	13,462,000
Division of Baguio City	329,709,000	27,752,000	357,461,000

Division Office - Proper	124,437,000	14,398,000	138,835,000
Baguio City National High School	131,493,000	9,237,000	140,730,000
Irisan National High School	18,263,000	1,478,000	19,741,000
Pines City National High School	55,516,000	2,639,000	58,155,000
Division of Tabuk City	143,801,000	11,661,000	155,462,000

Division Office - Proper	56,059,000	6,044,000	62,103,000
Kalinga National High School	32,193,000	1,601,000	33,794,000
Tabuk National High School	46,601,000	3,428,000	50,029,000
Tuga National High School	8,948,000	588,000	9,536,000
Region II - Cagayan Valley	3,736,671,000	324,238,000	4,060,909,000

Division of Batanes	59,046,000	4,459,000	63,505,000

Division Office - Proper	21,785,000	1,925,000	23,710,000
Batanes National Science High School (Batanes National High School)	17,801,000	1,211,000	19,012,000
Itbayat National Agricultural High School	9,155,000	684,000	9,839,000
Sabtang National School of Fisheries	10,305,000	639,000	10,944,000

298	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Division of Cagayan	1,128,766,000	94,986,000	1,223,752,000

Division Office - Proper	726,290,000	64,717,000	791,007,000
Abulug National Rural and Vocational High School	11,901,000	753,000	12,654,000
Abulug School of Fisheries	10,625,000	836,000	11,461,000
Alcala Rural School	8,765,000	801,000	9,566,000
Allacapan Vocational High School	24,923,000	1,814,000	26,737,000
Amulung National High School	18,575,000	1,244,000	19,819,000
Aparri School of Arts and Trades	18,372,000	1,715,000	20,087,000
Baggao National Agricultural School	21,581,000	1,679,000	23,260,000
Bukig National Agricultural and Technical School	15,383,000	1,413,000	16,796,000
Camalaniugan High School	31,043,000	2,408,000	33,451,000
Claveria Rural and Vocational School	11,878,000	955,000	12,833,000
Claveria School of Arts and Trades	26,012,000	1,766,000	27,778,000
Enrile Vocational High School	27,092,000	1,920,000	29,012,000
Gattaran National Trade School	20,047,000	1,687,000	21,734,000
Itawes National Agriculture and Technological School	19,450,000	1,138,000	20,588,000
Pamplona National School of Fisheries	13,110,000	794,000	13,904,000
Peñablanca National High School	25,397,000	1,773,000	27,170,000
Sanchez Mira School of Arts and Trades	19,591,000	1,780,000	21,371,000
Solana Fresh Water and Fisheries School	17,575,000	1,179,000	18,754,000
Sta. Ana Fishery National High School	16,809,000	1,534,000	18,343,000
Tuao Vocational and Technical School	17,929,000	1,317,000	19,246,000
Western Cagayan School of Arts and Trades	26,418,000	1,763,000	28,181,000

Division of Isabela	1,260,793,000	118,191,000	1,378,984,000

Division Office - Proper	510,367,000	57,058,000	567,425,000
Addalam Region High School	4,279,000	421,000	4,700,000
Alfreda Albano National High School	18,044,000	1,468,000	19,512,000
Angadanan High School	10,921,000	908,000	11,829,000
Benito Soliven National High School	14,618,000	1,369,000	15,987,000
Cabatuan National High School - Main	19,819,000	1,815,000	21,634,000
Cagasat High School	15,017,000	985,000	16,002,000
Calanigan National High School	9,855,000	843,000	10,698,000
Caliguian National High School	13,064,000	1,075,000	14,139,000
Callang National High School - Main	17,058,000	1,305,000	18,363,000
Delfin Albano High School (Main)	37,827,000	2,496,000	40,323,000
Dibuluan National High School	9,938,000	712,000	10,650,000
Don Mariano Marcos National High School	16,829,000	1,313,000	18,142,000
Doña Aurora National High School - Main	41,957,000	3,123,000	45,080,000
Gamu Rural School	26,655,000	1,530,000	28,185,000
Isabela School of Fisheries	14,084,000	1,206,000	15,290,000
Jones Rural School	27,468,000	1,907,000	29,375,000
Luna National High School	16,029,000	1,471,000	17,500,000
Mabini National High School	10,623,000	872,000	11,495,000
Munoz National High School - Main	14,427,000	1,275,000	15,702,000
Naguilian National High School	19,761,000	1,588,000	21,349,000
Palawan National High School	10,847,000	937,000	11,784,000
Quezon National High School - Main	12,118,000	1,187,000	13,305,000
Quirino National High School - Main	13,058,000	1,138,000	14,196,000
Ramon National High School	16,830,000	1,136,000	17,966,000
Raniag High School	16,795,000	1,586,000	18,381,000
Regional Science High School (Tumauini National High School - RSEC Regional Science High School)	8,762,000	2,174,000	10,936,000
Reina Mercedes Vocational and Industrial School	28,756,000	2,274,000	31,030,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	299
DEPARTMENT OF EDUCATION

Rizal Region National High School, Alicia, Isabela	9,806,000	796,000	10,602,000
Roxas National High School	33,266,000	2,655,000	35,921,000
Salinungan National High School	15,586,000	1,519,000	17,105,000
San Agustin National High School	7,506,000	678,000	8,184,000
San Antonio National High School, Delfin Albano	12,902,000	1,208,000	14,110,000
San Isidro National High School	17,584,000	1,378,000	18,962,000
San Jose National High School	10,149,000	897,000	11,046,000
San Mariano National High School - Main	28,557,000	1,716,000	30,273,000
San Mateo Vocational and Industrial School	22,879,000	1,856,000	24,735,000
San Pablo National High School	15,601,000	1,187,000	16,788,000
Sandiat National High School	11,397,000	838,000	12,235,000
Santa Maria National High School - Main	19,128,000	1,681,000	20,809,000
St. Paul Vocational and Industrial High School	17,764,000	1,371,000	19,135,000
Sto. Tomas National High School	24,440,000	1,820,000	26,260,000
Tumauini National High School	22,507,000	2,010,000	24,517,000
Ugad High School	15,915,000	1,409,000	17,324,000

Division of Nueva Vizcaya	448,381,000	36,830,000	485,211,000

Division Office - Proper	155,525,000	15,266,000	170,791,000
Alfonso Castaneda National High School	8,419,000	960,000	9,379,000
Aritao National High School	28,764,000	2,245,000	31,009,000
Bagabag National High School	17,347,000	1,386,000	18,733,000
Banbang National High School	35,374,000	2,594,000	37,968,000
Bintawan National High School	18,873,000	1,347,000	20,220,000
Bonfal National High School	9,435,000	809,000	10,244,000
Diadi National High School	18,773,000	1,300,000	20,073,000
Dupax del Sar National High School	10,328,000	760,000	11,088,000
Kasibu National Agricultural School	12,021,000	981,000	13,002,000
Lamo National High School	17,811,000	622,000	18,433,000
Nansiakan National High School	6,597,000	558,000	7,155,000
Nueva Vizcaya General Comprehensive High School	43,632,000	3,075,000	46,707,000
Quezon National High School	13,779,000	1,089,000	14,868,000
Salinas National High School	6,098,000	482,000	6,580,000
Solano High School	36,336,000	2,640,000	38,976,000
Uddiawan National High School	9,269,000	716,000	9,985,000

Division of Quirino	250,018,000	21,665,000	271,683,000

Division Office - Proper	119,161,000	11,420,000	130,581,000
Cabarroguis National School of Arts and Trades	13,379,000	1,460,000	14,839,000
Diffun National High School	31,124,000	2,220,000	33,344,000
Maddela Comprehensive High School	21,955,000	1,834,000	23,789,000
Pinaripad National High School	13,540,000	1,036,000	14,576,000
Quirino General High School, Main Campus	21,936,000	1,561,000	23,497,000
Saguday National High School	19,637,000	1,357,000	20,994,000
Victoria High School (Aglipay National High School - Victoria Annex)	9,286,000	777,000	10,063,000

Division of Cauayan City	121,841,000	10,780,000	132,621,000

Division Office - Proper	53,946,000	6,001,000	59,947,000
Cauayan City National High School	58,229,000	4,060,000	62,289,000
Villaluna National High School (Isabela National High School - Villaluna Annex)	9,666,000	719,000	10,385,000

300	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Division of Santiago City	117,268,000	10,053,000	127,321,000

Division Office - Proper	9,153,000	2,834,000	11,987,000
Cabulay High School	12,166,000	884,000	13,050,000
Divisoria High School	18,237,000	1,340,000	19,577,000
Rizal National High School	20,071,000	1,453,000	21,524,000
Santiago City National High School	57,641,000	3,542,000	61,183,000
Division of Tuguegarao City	178,395,000	12,643,000	191,038,000

Division Office - Proper	26,437,000	2,616,000	29,053,000
Cagayan National High School	123,796,000	7,546,000	131,342,000
Gosi National High School	11,957,000	1,089,000	13,046,000
Linao National High School	16,205,000	1,392,000	17,597,000
Division of Ilagan City	172,163,000	14,631,000	186,794,000

Division Office - Proper	58,411,000	6,225,000	64,636,000
Ilagan West National High School	11,814,000	900,000	12,714,000
Isabela National High School	61,957,000	4,468,000	66,425,000
Isabela School of Arts and Trades	29,397,000	2,209,000	31,606,000
San Antonio Agricultural High School	10,584,000	829,000	11,413,000
Region III - Central Luzon	9,971,582,000	876,107,000	10,847,689,000

Division of Aurora	267,023,000	25,798,000	292,821,000

Division Office - Proper	132,438,000	14,243,000	146,681,000
Aurora National High School	14,907,000	945,000	15,852,000
Baler National High School	18,991,000	1,891,000	20,882,000
Casiguran National High School	12,941,000	1,154,000	14,095,000
Dilasag National High School	11,334,000	866,000	12,200,000
Dingalan National High School	12,421,000	1,160,000	13,581,000
Ditumabo National High School	10,741,000	910,000	11,651,000
J.C. Angara Memorial National High School (formerly Dinalungan National High School)	9,195,000	1,111,000	10,306,000
Lual National High School	15,329,000	1,114,000	16,443,000
Ma. Aurora National High School	14,076,000	1,104,000	15,180,000
Mucdol National High School	14,650,000	1,300,000	15,950,000
Division of Bataan	640,576,000	54,415,000	694,991,000

Division Office - Proper	116,572,000	12,830,000	129,402,000
B. Camacho National High School	31,175,000	2,171,000	33,346,000
Balsik National High School	22,755,000	1,806,000	24,561,000
Bataan School of Fisheries	25,536,000	2,274,000	27,810,000
E.C. Bernabe National High School - Bagac National High School, Poblacion	19,371,000	1,461,000	20,832,000
Hermosa National High School	28,027,000	2,505,000	30,532,000
Jose C. Payumo, Jr. Memorial High School (Dinalupihan National High School)	18,923,000	1,627,000	20,550,000
Justice Emilio Angeles Gancayco Memorial High School (Orion High School)	21,710,000	1,691,000	23,401,000
Lamao National High School	24,058,000	1,938,000	25,996,000
Limay National High School	48,680,000	3,509,000	52,189,000
Luakan National High School	29,452,000	2,106,000	31,558,000
Magsaysay Integrated School	19,976,000	1,598,000	21,574,000
Mariveles National High School, Cabcaben	34,806,000	3,636,000	38,442,000
Mariveles National High School, Poblacion	60,937,000	4,602,000	65,539,000
Morong National High School	24,344,000	1,835,000	26,179,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	301
DEPARTMENT OF EDUCATION

Orani National High School (resettlement school)	33,695,000	2,485,000	36,180,000
Pablo Roman National High School	35,000,000	2,851,000	37,851,000
Pagalanggang High School	27,635,000	1,942,000	29,577,000
Samal National High School	17,924,000	1,548,000	19,472,000
Division of Bulacan	1,765,488,000	152,722,000	1,918,210,000

Division Office - Proper	165,864,000	19,833,000	185,697,000
Alexis G. Santos National High School	20,337,000	1,886,000	22,223,000
Angat National High School	7,658,000	792,000	8,450,000
Bajet-Castillo High School	29,140,000	2,488,000	31,628,000
Balagtas Agricultural High School	40,832,000	3,316,000	44,148,000
Binagbag High School - Diosdado Macapagal High School	16,713,000	1,533,000	18,246,000
Binagbag National High School	8,213,000	783,000	8,996,000
Binagbag National High School Annex (DRT)	9,938,000	893,000	10,831,000
Bintog National High School (Jose J. Mariano Memorial High School)	13,259,000	1,322,000	14,581,000
Bunsuran National High School	33,289,000	2,695,000	35,984,000
Calumpit National High School	39,128,000	2,869,000	41,997,000
Cambaog National High School	11,394,000	1,062,000	12,456,000
Catmon National High School	18,003,000	1,636,000	19,639,000
Dampol 1st National High School	13,272,000	1,260,000	14,532,000
Dampol 2nd National High School	17,961,000	1,590,000	19,551,000
Dampol 2nd National High School Annex (Sta. Lucia)	18,909,000	1,828,000	20,737,000
Dampol 2nd National High School Annex (Sta. Peregrina)	15,638,000	1,533,000	17,171,000
Doña Candelaria Duque Meneses High School	17,893,000	1,569,000	19,462,000
Dr. Felipe de Jesus High School	30,876,000	2,574,000	33,450,000
F. F. Halili National Agricultural School	36,101,000	3,273,000	39,374,000
F. G. Bernardino Memorial Trade School	86,636,000	6,687,000	93,323,000
Felizardo C. Lipana Memorial High School (Sta. Rita High School)	32,275,000	2,727,000	35,002,000
Frances High School	21,180,000	1,740,000	22,920,000
FVR National High School - Tigbe	21,887,000	1,779,000	23,666,000
Guiguinto National Vocational High School	59,623,000	4,311,000	63,934,000
Iba National High School	19,645,000	1,663,000	21,308,000
Jaime J. Vistan High School	9,939,000	939,000	10,878,000
John J. Russel Memorial High School (Sibul National High School)	22,773,000	2,078,000	24,851,000
Lolomboy National High School	35,145,000	2,524,000	37,669,000
Maguinao Cruz Na Daan National High School (Carlos F. Gonzales High School)	49,461,000	3,756,000	53,217,000
Mariano Ponce National High School	64,977,000	4,720,000	69,697,000
Maronquillo National High School	9,093,000	900,000	9,993,000
Mayor Ramon Trillana Memorial High School (Iba National High School - Hagonoy High School)	38,125,000	2,897,000	41,022,000
Mayor Ramon Trillana Memorial High School (Iba National High School) - San Pedro	38,231,000	2,960,000	41,191,000
Mayor Ramon Trillana Memorial High School (Iba National High School) - Sta. Monica	27,734,000	2,159,000	29,893,000
Minuyan National High School	24,441,000	2,075,000	26,516,000
Norzagaray National High School	37,115,000	2,813,000	39,928,000
Norzagaray National High School - FVR High School (North Hill Village)	19,573,000	1,519,000	21,092,000
Obando National High School	33,047,000	2,568,000	35,615,000
Obando School of Fisheries	7,134,000	1,585,000	8,719,000
Parada National High School	40,452,000	3,094,000	43,546,000
Partida High School	11,753,000	1,099,000	12,852,000

302	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Prenza National High School	62,886,000	5,238,000	68,124,000
Pulong Buhangin National High School	49,984,000	4,380,000	54,364,000
San Ildefonso National High School	36,929,000	2,885,000	39,814,000
San Marcos National High School Annex (Caniogan High School)	10,973,000	884,000	11,857,000
San Miguel National High School	92,658,000	7,297,000	99,955,000
San Rafael National Trade School	20,042,000	1,765,000	21,807,000
San Roque National High School (Kapitangan National High School Annex - San Roque)	22,301,000	1,695,000	23,996,000
Sta. Maria National High School (Sta. Maria Agro-Industrial High School)	24,089,000	2,428,000	26,517,000
Sullivan National High School	15,902,000	1,330,000	17,232,000
Taal High School	29,830,000	2,643,000	32,473,000
Taliptip National High School	17,270,000	1,459,000	18,729,000
Tiaong National High School	10,328,000	1,057,000	11,385,000
Tibagan National High School	17,483,000	1,492,000	18,975,000
Vedasto R. Santiago High School	28,166,000	2,639,000	30,805,000
Virgen De La Flores High School	19,063,000	1,567,000	20,630,000
Virginia Ramirez Cruz National High School	32,927,000	2,635,000	35,562,000
Division of Nueva Ecija	1,489,241,000	126,374,000	1,615,615,000

Division Office - Proper	322,517,000	34,503,000	357,020,000
Aliaga National High School	32,842,000	2,497,000	35,339,000
Bartolome Sangalang National High School	43,535,000	3,254,000	46,789,000
Bongabon National High School	72,552,000	5,651,000	78,203,000
Cabiao National High School	66,784,000	4,990,000	71,774,000
Calaba National High School	13,416,000	1,266,000	14,682,000
Canaan East National High School	10,643,000	860,000	11,503,000
Carmen National High School	9,626,000	1,076,000	10,702,000
Carranglan National High School	15,561,000	1,200,000	16,761,000
Cuyapo National High School	27,520,000	2,027,000	29,547,000
Digdig High School	9,945,000	866,000	10,811,000
Doña Juana Chioco National High School	27,120,000	2,297,000	29,417,000
Dr. Ramon de Santos National High School	23,916,000	1,801,000	25,717,000
Eduardo Joson Memorial High School	21,429,000	1,853,000	23,282,000
Exequiel R. Lina National High School	17,627,000	1,425,000	19,052,000
Gabaldon Vocational Agricultural High School	20,497,000	1,311,000	21,808,000
Galvan High School	11,876,000	969,000	12,845,000
Gen. Mamerto Natividad National High School (Talabutab National High School Annex I)	14,676,000	1,289,000	15,965,000
General Tinio National High School	38,590,000	2,605,000	41,195,000
Hilario E. Hermosa Memorial High School	12,725,000	1,110,000	13,835,000
Jorge M. Padilla National High School	9,195,000	866,000	10,061,000
Julia Ortiz Luis National High School	26,878,000	2,020,000	28,898,000
Lino Bernardo High School (Bago National High School)	10,417,000	858,000	11,275,000
Macabaclay National High School	10,477,000	926,000	11,403,000
Magpapalayok National High School	8,300,000	747,000	9,047,000
Maligaya National High School	13,482,000	964,000	14,446,000
Mallorca National High School	19,453,000	1,607,000	21,060,000
Nueva Ecija National High School	98,465,000	7,128,000	105,593,000
Palayan City National High School	35,683,000	2,796,000	38,479,000
Pantabangan High School	15,310,000	1,136,000	16,446,000
Peñaranda National High School	30,653,000	2,163,000	32,816,000
Putlod - San Jose National High School	18,928,000	1,428,000	20,356,000
Restituto B. Peria High School (formerly Bibiclat National High School)	10,985,000	748,000	11,733,000
Ricardo Dizon Canlas Agricultural School	8,706,000	734,000	9,440,000
Rio-Chico National High School	9,965,000	1,032,000	10,997,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	303
DEPARTMENT OF EDUCATION

Rizal National High School	25,292,000	2,273,000	27,565,000
San Anton National High School	11,583,000	1,075,000	12,658,000
San Francisco National High School	20,776,000	1,522,000	22,298,000
San Mariano National High School (San Francisco High School Annex)	17,127,000	1,200,000	18,327,000
San Ricardo National High School	25,505,000	1,890,000	27,395,000
Sibul National High School	9,245,000	848,000	10,093,000
Sta. Rosa High School	26,181,000	2,274,000	28,455,000
Sto. Domingo National Trade School	32,210,000	2,850,000	35,060,000
Sto. Rosario National High School, Sta. Rosa	17,490,000	1,391,000	18,881,000
Talavera National High School	63,128,000	4,945,000	68,073,000
Talugtug National High School (Osmeña-Roxas National High School)	16,345,000	1,309,000	17,654,000
Teodoro A. Dionisio National High School	14,692,000	1,166,000	15,858,000
Triala National High School	10,000,000	1,019,000	11,019,000
V. R. Bumanlag High School (Sto. Tomas National High School)	10,425,000	875,000	11,300,000
Vaca Valley National High School	12,248,000	1,140,000	13,388,000
Zaragoza National High School	36,700,000	2,594,000	39,294,000
Division of Pampanga	1,502,928,000	129,944,000	1,632,872,000

Division Office - Proper	316,342,000	33,435,000	349,777,000
Anao National High School	18,598,000	1,392,000	19,990,000
Andres M. Luciano High School	33,515,000	2,537,000	36,052,000
Apalit Technical Vocational High School	24,603,000	1,992,000	26,595,000
Arayat National High School	12,009,000	1,014,000	13,023,000
Bahay Pare National High School	24,231,000	1,883,000	26,114,000
Balitucan National High School	15,126,000	1,330,000	16,456,000
Balucuc National High School	13,526,000	1,127,000	14,653,000
Basa Air Base National High School	17,910,000	1,575,000	19,485,000
Becuran National High School	27,492,000	2,236,000	29,728,000
Betis National High School	25,002,000	2,247,000	27,249,000
Caduang Tete National High School	22,448,000	1,810,000	24,258,000
Camba National High School	34,316,000	2,849,000	37,165,000
Cansinala National High School	12,224,000	966,000	13,190,000
De La Paz Libutad National High School	13,841,000	1,152,000	14,993,000
Diosdado Macapagal High School	20,461,000	2,022,000	22,483,000
Dolores National High School, Magalang	25,073,000	1,489,000	26,562,000
Floridablanca National Agricultural School	21,068,000	1,882,000	22,950,000
Guillermo D. Mendoza National High School	19,992,000	1,558,000	21,550,000
Gutad National High School	15,917,000	1,426,000	17,343,000
Gutad National High School - Floridablanca Integrated School	26,065,000	2,049,000	28,114,000
Justino Sevilla High School (formerly Mangga-Cacutud National High School)	50,585,000	3,637,000	54,222,000
Lubao Vocational High School	28,184,000	2,107,000	30,291,000
Malino National High School	16,331,000	1,252,000	17,583,000
Mexico National High School	13,189,000	1,213,000	14,402,000
Natividad National High School	14,661,000	1,241,000	15,902,000
Natividad National High School - pulungmasle National High School Annex (pulngmasle National High School)	13,335,000	1,144,000	14,479,000
Pagyuruan National High School (formerly Paguiruan High School)	10,677,000	1,080,000	11,757,000
Pandacaque Resettlement School (D.J. Gonzales National High School)	42,024,000	3,235,000	45,259,000
Pasig National High School	26,621,000	2,138,000	28,759,000
Porac Model Community High School (resettlement school)	22,928,000	1,957,000	24,885,000

304	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Potrero National High School	17,250,000	1,461,000	18,711,000
Pulong Santol National High School	25,596,000	2,138,000	27,734,000
Pulong Santol National High School - Annex I	14,572,000	1,325,000	15,897,000
Pulong Santol National High School - Porac High School - Sta. Cruz Annex 2	14,917,000	1,415,000	16,332,000
Remedios National High School	10,438,000	936,000	11,374,000
Salapungan National High School	13,764,000	999,000	14,763,000
San Isidro National High School, San Luis	14,744,000	1,034,000	15,778,000
San Isidro National High School, Sta. Ana	23,724,000	1,656,000	25,380,000
San Juan National High School, Mexico	29,340,000	2,301,000	31,641,000
San Juan-San Luis National High School Annex (San Carlos)	20,538,000	1,431,000	21,969,000
San Matias National High School	39,262,000	3,355,000	42,617,000
San Pablo 2nd National High School	24,755,000	1,963,000	26,718,000
San Pedro National High School	10,505,000	874,000	11,379,000
San Roque Dau National High School	26,105,000	1,942,000	28,047,000
San Vicente National High School	23,454,000	1,953,000	25,407,000
San Vicente Pilot School for Philippine Craftsmen	26,191,000	1,821,000	28,012,000
San Vicente-San Francisco National High School	18,024,000	1,525,000	19,549,000
Sta. Ana National High School	12,122,000	1,203,000	13,325,000
Sta. Cruz Integrated School	14,627,000	1,413,000	16,040,000
Sta. Lucia National High School, Masantol	23,017,000	2,052,000	25,069,000
Sta. Maria National High School, Minalin	16,912,000	1,321,000	18,233,000
Sta. Maria National High School, Macabebe	14,846,000	1,394,000	16,240,000
Sto. Rosario National High School	16,281,000	1,348,000	17,629,000
Sto. Tonas National High School, Sasmuan	20,856,000	1,650,000	22,506,000
Talang National High School	15,268,000	1,017,000	16,285,000
Tinajero National High School	12,746,000	1,164,000	13,910,000
Tinajero National High School - Sta. Lucia High School Annex	24,780,000	2,278,000	27,058,000

Division of Tarlac	997,096,000	92,846,000	1,089,942,000

Division Office - Proper	257,792,000	31,425,000	289,217 ,000
Anao National High School	12,450,000	1,018,000	13,468,000
Balaoang National High School	12,964,000	1,145,000	14,109,000
Benigno S. Aquino National High School	88,315,000	7,558,000	95,873,000
Bilad High School (resettlement school)	14,864,000	1,429,000	16,293,000
Caluluan National High School	25,245,000	1,847,000	27,092,000
Camiling School of None Industries	10,826,000	1,430,000	12,256,000
Dapdap High School (resettlenent school)	36,385,000	2,685,000	39,070,000
Eduardo Cojuangco National Vocational High School (Tarlac National Vocational High School)	23,708,000	1,927,000	25,635,000
Estipona National High School	17,075,000	1,205,000	18,280,000
Guevarra National High School	17,911,000	1,670,000	19,581,000
La Paz National High School	19,479,000	1,680,000	21,159,000
Mababanaba National High School	13,751,000	1,219,000	14,970,000
Marawi National High School	12,224,000	1,041,000	13,265,000
Nambalan National High School	8,025,000	705,000	8,730,000
O’Donnel High School (resettlement school)	40,954,000	3,109,000	44,063,000
O’Donnel National High School	20,937,000	1,608,000	22,545,000
Padapada National High School	18,017,000	1,477,000	19,494,000
Ramos National High School	13,642,000	1,518,000	15,160,000
San Felipe National High School	13,520,000	1,265,000	14,785,000
San Julian-Sta. Maria National High School	9,401,000	879,000	10,280,000
San Pedro National High School	16,297,000	1,197,000	17,494,000
San Roque National High School	32,508,000	2,880,000	35,388,000
Sto. Domingo National High School (Capas High School)	58,729,000	6,344,000	65,073,000
Tarlac National High School	133,856,000	9,416,000	143,272,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	305
DEPARTMENT OF EDUCATION

Victoria National High School	59,741,000	4,301,000	64,042,000
Villa Aglipay National High School	8,480,000	868,000	9,348,000

Division of Zambales	587,947,000	57,005,000	644,952,000

Division Office - Proper	133,638,000	19,572,000	153,210,000
Amungan National High School	10,699,000	1,022,000	11,721,000
Bani National High School	13,695,000	822,000	14,517,000
Bani National High School Annex	15,059,000	1,596,000	16,655,000
Botolan National High School	18,660,000	1,753,000	20,413,000
Cabangan National High School	15,337,000	1,370,000	16,707,000
Candelaria School of Fisheries	12,999,000	3,790,000	16,789,000
Castillejos National High School	35,698,000	2,575,000	38,273,000
Guisguis National High School	10,130,000	908,000	11,038,000
Jesus F. Magsaysay High School (San Agustin National High School)	7,303,000	518,000	7,821,000
Jesus F. Magsaysay Tech. Voc. HS - Jesus F. Magsaysay High School	8,558,000	696,000	9,254,000
La Paz National High School	10,037,000	1,117,000	11,154,000
Lauis National High School Annex - Pambian High School	11,440,000	1,044,000	12,484,000
Lawis National High School	9,812,000	914,000	10,726,000
Locloc National High School	9,305,000	835,000	10,140,000
Maloma National High School	11,195,000	934,000	12,129,000
Mena Memorial High School - Sta. Cruz South High School	7,597,000	651,000	8,248,000
New Tangtog National High School	9,706,000	915,000	10,621,000
Panan National High School	22,184,000	954,000	23,138,000
Rofulo M. Landa Memorial High School (Salaza National High School)	16,966,000	1,430,000	18,396,000
San Guillermo National High School	22,758,000	1,709,000	24,467,000
San Miguel National High School	11,659,000	920,000	12,579,000
Sta. Cruz National High School	25,796,000	1,230,000	27,026,000
Sta. Cruz National High School - Lipay High School	11,124,000	1,135,000	12,259,000
Subic National High School	67,096,000	4,605,000	71,701,000
Zambales National High School	59,496,000	3,990,000	63,486,000

Division of Angeles City	331,588,000	29,508,000	361,096,000

Division Office - Proper	59,612,000	6,741,000	66,353,000
Angeles City National High School	67,549,000	3,701,000	73,250,000
Angeles City National Trade School	54,339,000	4,649,000	58,988,000
Angeles City Science High School	10,207,000	1,017,000	11,224,000
Balibago High School	38,566,000	3,364,000	41,930,000
EPZA High School (resettlement school)	19,666,000	1,776,000	21,442,000
Francisco G. Nepomoceno Memorial High School	81,649,000	6,260,000	87,909,000

Division of Balanga City	109,381,000	8,160,000	117,541,000

Division Office - Proper	29,174,000	2,316,000	31,490,000
Bataan National High School	80,207,000	5,844,000	86,051,000

Division of Cabanatuan City	152,830,000	15,799,000	168,629,000

Division Office - Proper	10,286,000	3,549,000	13,835,000
Camp Tinio National High School	27,220,000	2,386,000	29,606,000
Eastern Cabu National High School	14,435,000	1,305,000	15,740,000
Honorato C. Perez, Sr. Memorial Science High School (Cabanatuan City Science High School)	15,478,000	1,384,000	16,862,000

306	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Marciano del Rosario National High School	26,107,000	2,269,000	28,376,000
Mayapyap National High School	25,195,000	2,139,000	27,334,000
San Josef National High School	34,109,000	2,767,000	36,876,000

Division of Gapan City	147,807,000	11,057,000	158,864,000

Division Office - Proper	14,197,000	1,384,000	15,581,000
Juan R. linag Memorial National High School	70,698,000	5,281,000	75,979,000
Paabuan National High School	10,142,000	764,000	10,906,000
San Nicolas High School	15,236,000	1,031,000	16,267,000
San Roque National High School	21,506,000	1,473,000	22,979,000
Sta. Cruz National High School	16,028,000	1,124,000	17,152,000

Division of Malolos City	245,740,000	18,823,000	264,563,000

Division Office - Proper	102,173,000	9,021,000	111,194,000
Malolos Marine Fishery School and Laboratory	19,533,000	1,904,000	21,437,000
Marcela N. Del Pilar National High School	124,034,000	7,898,000	131,932,000

Division of Munoz Science City	100,086,000	8,862,000	108,948,000

Division Office - Proper	18,568,000	2,175,000	20,743,000
Munoz National High School	65,618,000	5,200,000	70,818,000
Munoz National High School Annex	15,900,000	1,487,000	17,387,000

Division of Olongapo City	264,555,000	22,562,000	287,117,000

Division Office - Proper	39,903,000	5,356,000	45,259,000
Barreto National High School	16,870,000	1,389,000	18,259,000
City of Olongapo National High School	105,097,000	6,821,000	111,918,000
Gordon Heights National High School	41,143,000	2,936,000	44,079,000
Kalalake National High School	24,025,000	1,649,000	25,674,000
New Cabalan National High School	25,373,000	2,149,000	27,522,000
Regional Science High School	12,144,000	2,262,000	14,406,000

Division of San Fernando City	290,042,000	26,126,000	316,168,000

Division Office - Proper	119,310,000	13,761,000	133,071,000
Pampanga National High School	141,251,000	10,149,000	151,400,000
Sindalan National High School	29,481,000	2,216,000	31,697,000

Division of San Jose City	121,556,000	10,173,000	131,729,000

Division Office - Proper	39,379,000	4,642,000	44,021,000
Constancio Padilla National High School	82,177,000	5,531,000	87,708,000

Division of San Jose del Monte City	465,825,000	41,083,000	506,908,000

Division Office - Proper	168,792,000	18,241,000	187,033,000
Muzon High School	42,150,000	3,187,000	45,337,000
Paradise Farm National High School	39,305,000	2,960,000	42,265,000
San Jose del Monte National High School	57,575,000	3,720,000	61,295,000
San Jose del Monte National Trade School	42,852,000	3,937,000	46,789,000
Sapang Palay National High School	93,351,000	6,959,000	100,310,000
Towerville High School	21,800,000	2,079,000	23,879,000

Division of Tarlac City	169,061,000	15,716,000	184,777,000

Division Office - Proper	50,045,000	6,670,000	56,715,000
Alvindia-Aguso National High School	11,145,000	1,085,000	12,230,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	307
DEPARTMENT OF EDUCATION

Amucao National High School	12,285,000	1,060,000	13,345,000
Central Azucarera De Tarlac National High School	22,596,000	1,780,000	24,376,000
Maliwalo National High School	46,184,000	3,136,000	49,320,000
San Manuel National High School	26,806,000	1,985,000	28,791,000

Division of Meycauayan City	95,104,000	9,535,000	104,639,000

Division Office - Proper	3,063,000	1,923,000	4,986,000
Meycauayan National High School	92,041,000	7,612,000	99,653,000

Division of Mabalacat City	227,708,000	19,599,000	247,307,000

Division Office - Proper	59,458,000	5,557,000	65,015,000
Camachiles National High School (formerly Sapang Biabas High School - resettlement school)	26,781,000	2,530,000	29,311,000
Dolores National High School, Nagalang (Nadapdap Resettlement High School)	29,421,000	2,640,000	32,061,000
Dona Asuncion Lee Integrated School	23,956,000	2,160,000	26,116,000
Mabalacat Community High School	24,450,000	1,858,000	26,308,000
Mabalacat National High School	33,137,000	2,336,000	35,473,000
Mauaque High School (resettlement school)	30,505,000	2,518,000	33,023,000

Region IVA - CALABARZON	10,962,508,000	1,013,234,000	11,975,742,000

Division of Batangas	1,491,354,000	138,566,000	1,629,920,000

Division Office - Proper	394,187,000	42,786,000	436,973,000
Alitagtag National High School	14,032,000	1,337,000	15,369,000
Anselmo A. Sandoval Memorial National High School	24,227,000	2,172,000	26,399,000
Balas-Buko National High School	9,847,000	1,012,000	10,859,000
Balayan National High School	63,529,000	4,838,000	68,367,000
Balete National High School	13,645,000	1,270,000	14,915,000
Banilad National High School	12,340,000	1,116,000	13,456,000
Bauan National Agricultural and Vocational High School	13,375,000	1,223,000	14,598,000
Bauan Technical High School	42,747,000	3,747,000	46,494,000
Baybayin National High School	14,108,000	1,355,000	15,463,000
Bayorbor National High School	13,619,000	1,197,000	14,816,000
Bilaran National High School	18,537,000	1,604,000	20,141,000
Buhay na Sapa National High School	13,702,000	1,413,000	15,115,000
Calatagan National High School	20,361,000	1,902,000	22,263,000
Coral na Munti National High School	10,547,000	987,000	11,534,000
Dacanlao G. Agoncillo National High School	44,158,000	3,425,000	47,583,000
Dagatan National High School	16,931,000	1,551,000	18,482,000
Don Leon Mercado, Sr. Memorial National High School	11,587,000	1,072,000	12,659,000
Dr. Crisogono B. Ernita, Sr. Memorial National High School	37,941,000	3,066,000	41,007,000
Dr. Juan A. Pastor Memorial National High School (Talaibon National High School)	42,761,000	3,352,000	46,113,000
Fermin La Rosa National High School	13,520,000	1,171,000	14,691,000
Governor F. Leviste Memorial National High School	80,435,000	6,884,000	87,319,000
Jose Lopez Manzano Tuy Community High School	13,377,000	1,273,000	14,650,000
Laiya National High School	14,517,000	1,591,000	16,108,000
Lian National High School	21,492,000	1,930,000	23,422,000
Looc National High School	12,272,000	1,104,000	13,376,000
Lucsuhin National High School	30,526,000	2,525,000	33,051,000

308	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Lumbangan National High School	12,257,000	1,050,000	13,307,000
Maabud National High School	12,296,000	1,134,000	13,430,000
Malvar National High School	21,942,000	1,980,000	23,922,000
Masaguisit Banalo National High School	14,925,000	1,314,000	16,239,000
Mataas na Kahoy National High School	10,947,000	1,108,000	12,055,000
Padre Garcia National High School	20,632,000	2,001,000	22,633,000
Palahanan National High School	16,733,000	1,780,000	18,513,000
Pansol National High School	18,757,000	1,671,000	20,428,000
Payapa National High School	25,646,000	1,943,000	27,589,000
Pedro Paterno National High School	15,382,000	1,312,000	16,694,000
Rosario National High School	13,888,000	1,369,000	15,257,000
San Pascual National High School	32,264,000	2,824,000	35,088,000
San Pedro National High School	44,065,000	3,750,000	47,815,000
Sico 1.0 National High School	10,358,000	1,037,000	11,395,000
Sta. Anastacia-San Rafael National High School	24,092,000	2,286,000	26,378,000
Sta. Clara National High School	12,333,000	1,135,000	13,468,000
Sta. Monica National High School	8,723,000	793,000	9,516,000
Sta. Teresita National High School	14,001,000	1,282,000	15,283,000
Taal National High School	36,455,000	2,955,000	39,410,000
Tala National High School	7,496,000	759,000	8,255,000
Taysan National High School	26,110,000	2,275,000	28,385,000
Tingloy National High School	13,767,000	1,156,000	14,923,000
Tipas National High School	16,850,000	1,595,000	18,445,000
Wenceslao Trinidad Memorial National High School	43,115,000	3,154,000	46,269,000
Division of Cavite	1,431,497,000	136,138,000	1,567,635,000

Division Office - Proper	66,494,000	21,228,000	87,722,000
Alfonso National High School	15,444,000	1,514,000	16,958,000
Amadeo National High School	29,489,000	2,355,000	31,844,000
Amaya School of Home Industries	47,965,000	5,009,000	52,974,000
Asis National High School (Constancio E. Anre, Sr. National High School)	13,329,000	1,214,000	14,543,000
Bagbag National High School (formerly Ligtong National High School)	27,865,000	2,681,000	30,546,000
Bendita National High School	8,991,000	951,000	9,942,000
Binakayan National High School	21,393,000	1,679,000	23,072,000
Bucal National High School	33,916,000	2,584,000	36,500,000
Bulihan National High School	70,046,000	5,944,000	75,990,000
Carmona National High School	66,426,000	6,092,000	72,518,000
Cavite National Science High School	11,082,000	2,307,000	13,389,000
Emiliano Tria Tirona Memorial National High School	52,986,000	4,769,000	57,755,000
F. P. Tolentino Memorial High School	13,914,000	1,349,000	15,263,000
Francisco Osorio National High School	11,937,000	1,242,000	13,179,000
Gen. E. Aguinaldo National High School (Bailen)	15,644,000	1,286,000	16,930,000
Gen. Mariano Alvarez Technical High School	92,785,000	8,181,000	100,966,000
Gen. Vito Belarmino National High School	21,583,000	1,740,000	23,323,000
Governor Ferrer National High School (Main)	110,579,000	6,571,000	117,150,000
Kaong National High School	16,078,000	1,438,000	17,516,000
Kaytitinga National High School	10,636,000	1,020,000	11,656,000
Lucsuhin National High School	14,456,000	1,160,000	15,616,000
Luis Aguado National High School	23,425,000	2,239,000	25,664,000
Lumampong National High School	40,658,000	890,000	41,548,000
Lumil National High School	12,392,000	1,330,000	13,722,000
Malabag National High School	10,410,000	1,202,000	11,612,000
Maragondon National High School	21,556,000	1,759,000	23,315,000
Munting Ilog National High School	30,146,000	1,743,000	31,889,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	309
DEPARTMENT OF EDUCATION

Naic Coastal National High School	26,727,000	2,661,000	29,388,000
Naic National High School	23,301,000	2,134,000	25,435,000
Noveleta National High School	18,815,000	1,719,000	20,534,000
Rosario National High School (fornerly A. Abadilla National High School)	42,800,000	3,689,000	46,489,000
San Jose Community High School	27,903,000	2,330,000	30,233,000
Santiago National High School	13,789,000	1,719,000	15,508,000
Tagaytay City National High School	38,334,000	3,235,000	41,569,000
Tagaytay City National Science High School	40,754,000	3,575,000	44,329,000
Tanza National Comprehensive High School	75,038,000	6,301,000	81,339,000
Tanza National Trade School	81,976,000	5,730,000	87,706,000
Ternate National High School	15,908,000	1,394,000	17,302,000
Ternate West National High School	7,799,000	854,000	8,653,000
Trece Nartirez City National High School	86,361,000	7,500,000	93,861,000
Tropical Village National High School	20,367,000	1,820,000	22,187,000
Division of Laguna	1,280,097,000	115,799,000	1,395,896,000

Division Office - Proper	159,317,000	29,982,000	189,299,000
Alaminos National High School	23,282,000	1,841,000	25,123,000
Balian National High School	19,229,000	1,766,000	20,995,000
Bigaa National High School	16,046,000	1,450,000	17,496,000
Cabuyao National High School	60,483,000	5,218,000	65,701,000
Calumpang National High School	19,401,000	1,381,000	20,782,000
Cristobal S. Conducto Memorial National High School	18,053,000	1,581,000	19,634,000
Dayap National High School	56,032,000	3,727,000	59,759,000
Don Manuel Rivera Memorial National High School	16,535,000	1,690,000	18,225,000
Famy National High School	21,006,000	1,855,000	22,861,000
Gulod National High School	40,786,000	3,915,000	44,701,000
Kabulusan National High School	15,564,000	1,312,000	16,876,000
Lilin National High School	20,583,000	1,682,000	22,265,000
Linga National High School, Pila	15,400,000	1,402,000	16,802,000
Los Baños National High School, Batong Malaki	73,472,000	4,730,000	78,202,000
Los Baños National High School, Poblacion	32,484,000	1,967,000	34,451,000
Lumban National High School	17,446,000	1,680,000	19,126,000
Lumot National High School	6,535,000	670,000	7,205,000
Masaya National High School	13,571,000	1,264,000	14,835,000
Nicolas L. Galvez Memorial National High School	19,515,000	1,815,000	21,330,000
Pacita Complex National High School	47,807,000	3,850,000	51,657,000
Pagsanjan National High School	20,005,000	1,820,000	21,825,000
Pedro Guevarra National High School	114,982,000	8,669,000	123,651,000
Plaridel National High School	20,675,000	1,836,000	22,511,000
Poten & Elisio M. Quesada Memorial National High School	22,509,000	1,814,000	24,323,000
Pulo National High School	49,289,000	3,852,000	53,141,000
Sampaguita Village National High School	82,920,000	4,416,000	87,336,000
San Francisco National High School	10,598,000	797,000	11,395,000
San Juan National High School, Kalayaan	18,461,000	1,171,000	19,632,000
San Pedro Relocation Center National High School - Main Campus	93,284,000	4,803,000	98,087,000
Siniloan National High School	28,923,000	2,947,000	31,870,000
Southville I National High School	36,001,000	3,278,000	39,279,000
Sta. Catalina National High School	18,529,000	1,608,000	20,137,000
Sta. Maria National High School	29,209,000	2,030,000	31,239,000
Talangan National High School	12,880,000	1,147,000	14,027,000
Unson National High School	9,285,000	833,000	10,118,000

310	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Division of Quezon	1,709,501,000	164,090,000	1,873,591,000

Division Office - Proper	514,919,000	62,897,000	577,816,000
Abuyon National High School	11,447,000	1,042,000	12,489,000
Alabat Island National High School	25,116,000	1,986,000	27,102,000
Amontay National High School	10,461,000	1,001,000	11,462,000
Atimonan National Comprehensive High School	32,783,000	2,495,000	35,278,000
Binulasan Integrated School	13,523,000	1,365,000	14,888,000
Bondoc Peninsula Agricultural High School	17,785,000	1,824,000	19,609,000
Buenavista National High School	16,090,000	1,406,000	17,496,000
Bukal Sur National High School	13,920,000	1,137,000	15,057,000
Burdeos National High School	16,005,000	1,417,000	17,422,000
Cabay National High School	7,877,000	721,000	8,598,000
Calauag National High School	21,497,000	2,184,000	23,681,000
Camflora National High School	27,313,000	2,467,000	29,780,000
Canda National High School	19,046,000	1,567,000	20,613,000
Concepcion National High School	9,076,000	903,000	9,979,000
Dagatan National High School	15,352,000	1,273,000	16,625,000
Dr. Maria D. Pastrana High School (Mauban National High School)	29,092,000	2,597,000	31,689,000
Dr. Panfilo Castro National High School	18,393,000	1,525,000	19,918,000
Elias A. Salvador National High School	11,070,000	1,108,000	12,178,000
Godofredo M. Tan Memorial School of Arts and Trades	17,298,000	1,826,000	19,124,000
Guinayangan National High School	19,853,000	1,837,000	21,690,000
Gumaca National High School	47,547,000	3,814,000	51,361,000
Hondagua National High School	10,468,000	973,000	11,441,000
Infanta National High School	43,239,000	3,622,000	46,861,000
Lamon Bay School of Fisheries	10,943,000	856,000	11,799,000
Libo National High School	9,768,000	733,000	10,501,000
Lopez National Comprehensive High School	42,403,000	3,509,000	45,912,000
Lusacan National High School	27,921,000	1,905,000	29,826,000
Lutucan National High School	63,245,000	5,164,000	68,409,000
Magallanes National High School	9,132,000	835,000	9,967,000
Malinao Ilaya National High School	7,515,000	692,000	8,207,000
Manuel Macasaet National High School	13,938,000	1,454,000	15,392,000
Manuel S. Enverga Memorial School of Arts and Trades	23,413,000	1,998,000	25,411,000
Marcial B. Villanueva National High School	11,880,000	1,167,000	13,047,000
Olongtao National High School	13,136,000	1,315,000	14,451,000
Paaralang Sekundarya ng Heneral Nakar	17,449,000	1,326,000	18,775,000
Paaralang Sekundarya ng Lucban	31,189,000	2,119,000	33,308,000
Pagbilao Grande Island Hational High School	9,805,000	950,000	10,755,000
Pagbilao National High School	14,232,000	1,297,000	15,529,000
Pagsangahan National High School	7,576,000	857,000	8,433,000
Paiisa National High School	10,871,000	1,061,000	11,932,000
Patnanungan National High School	11,152,000	1,095,000	12,247,000
Perez National High School	10,749,000	1,037,000	11,786,000
Polillo National High School	19,530,000	1,741,000	21,271,000
Quezon National High School	136,019,000	9,589,000	145,608,000
Recto Memorial National High School	49,397,000	3,915,000	53,312,000
San Antonio National High School	16,337,000	1,270,000	17,607,000
San Isidro National High School, Catanauan	12,703,000	1,281,000	13,984,000
San Isidro National High School, General Luna	14,084,000	1,268,000	15,352,000
Silangang Malicboy National High School	10,745,000	1,068,000	11,813,000
Sta. Catalina National High School	29,238,000	2,520,000	31,758,000
Sto. Domingo National High School	13,292,000	1,290,000	14,582,000
Tagkanayan National High School	14,439,000	1,414,000	15,853,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	311
DEPARTMENT OF EDUCATION

Talipan National High School	29,147,000	2,365,000	31,512,000
Tongohin National High School	11,901,000	1,045,000	12,946,000
Ungos National High School	26,582,000	1,833,000	28,415,000
Unisan National High School	10,600,000	1,134,000	11,734,000
Division of Rizal	1,579,230,000	140,394,000	1,719,624,000

Division Office - Proper	220,282,000	30,102,000	250,384,000
Angono National High School	59,115,000	4,297,000	63,412,000
Antonio C. Esguerra Memorial National High School	24,051,000	1,890,000	25,941,000
Bagumbong National High School	9,257,000	841,000	10,098,000
Baras National High School	14,235,000	1,214,000	15,449,000
Bayugo National High School	9,287,000	843,000	10,130,000
Benjamin B. Esguerra Memorial National High School	24,705,000	2,125,000	26,830,000
Bernardo F. San Juan Memorial National High School	23,171,000	2,074,000	25,245,000
Burgos National High School	38,193,000	3,222,000	41,415,000
Carlos “Botong” Francisco Memorial National High School	28,984,000	2,577,000	31,561,000
Casimiro A. Ynares, Sr. Memorial National High School	42,075,000	3,547,000	45,622,000
Catalino D. Salazar National High School	11,004,000	1,049,000	12,053,000
Don Jose Ynares Memorial National High School	33,381,000	3,157,000	36,538,000
Francisco Felix Memorial National High School	114,992,000	5,664,000	120,656,000
Gov. Isidro S. Rodriquez, Sr. Memorial National High School	17,364,000	1,465,000	18,829,000
Guronasyon Foundation Incorporated National High School	36,081,000	2,775,000	38,856,000
Janosa National High School	14,460,000	1,565,000	16,025,000
Jose F. Diaz Memorial National High School	13,298,000	1,129,000	14,427,000
Kasiglahan Village High School	59,454,000	5,436,000	64,890,000
Licerio Geronimo National High School	45,660,000	3,934,000	49,594,000
Mahabang Parang National High School	30,296,000	2,497,000	32,793,000
Malaya National High School	14,775,000	1,294,000	16,069,000
Manggahan National High School	9,569,000	980,000	10,549,000
Manuel I. Santos Memorial National High School	53,581,000	4,743,000	58,324,000
Marciana P. Catolos National High School	15,478,000	1,316,000	16,794,000
Margarito Duavit Memorial National High School (Vicente Madrigal - Pilapila Extension)	24,413,000	2,334,000	26,747,000
Montalban Heights (NTA) National High School	18,621,000	1,667,000	20,288,000
Morong National High School	38,867,000	3,474,000	42,341,000
Muzon National High School	24,199,000	1,964,000	26,163,000
Pantay National High School (Teresa National High School - Pantay Annex)	10,946,000	1,200,000	12,146,000
Pililla National High School	29,602,000	2,505,000	32,107,000
Quisao National High School	12,625,000	1,022,000	13,647,000
Rizal National Science High School	8,244,000	1,322,000	9,566,000
Sanpaloc National High School	24,813,000	2,106,000	26,919,000
San Guillerno National High School	10,040,000	917,000	10,957,000
San Isidro National High School	33,702,000	2,973,000	36,675,000
San Jose National High School	40,561,000	3,444,000	44,005,000
San Juan National High School	27,787,000	2,255,000	30,042,000
San Mateo National High School	88,195,000	5,539,000	93,734,000
Silangan National High School	30,417,000	2,634,000	33,051,000
Tagumpay National High School	30,831,000	2,456,000	33,287,000
Tanay National High School	43,265,000	3,047,000	46,312,000

312	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Taytay National High School	30,797,000	2,477,000	33,274,000
Teresa National High School	28,242,000	2,556,000	30,798,000
Vicente Madrigal National High School	48,224,000	3,734,000	51,958,000
Nana National High School	12,091,000	1,032,000	13,123,000
Division of Antipolo City	574,714,000	54,711,000	629,425,000

Division Office - Proper	31,475,000	10,103,000	41,578,000
Antipolo National High School	152,161,000	10,750,000	162,911,000
Bagong Nayon II National High School	59,232,000	4,942,000	64,174,000
Cupang National High School	25,365,000	2,329,000	27,694,000
Mambugan National High School	52,233,000	4,650,000	56,883,000
Marcelino M. Santos National High School	14,292,000	1,510,000	15,802,000
Maximo L. Gatlabayan Memorial National High School	34,304,000	2,487,000	36,791,000
Mayamot National High School	45,387,000	4,344,000	49,731,000
San Isidro National High School	34,542,000	3,269,000	37,811,000
San Jose National High School	80,893,000	6,623,000	87,516,000
San Roque National High School	44,830,000	3,704,000	48,534,000
Division of Batangas City	282,688,000	24,173,000	306,861,000

Division Office - Proper	87,555,000	9,020,000	96,575,000
Balete National High School	12,647,000	1,189,000	13,836,000
Banaba National High School	10,793,000	963,000	11,756,000
Batangas National High School	127,685,000	8,853,000	136,538,000
Paharang National High School	9,952,000	1,019,000	10,971,000
Pinamucan National High School	11,936,000	1,050,000	12,986,000
Sto. Niño National High School	12,422,000	1,075,000	13,497,000
Tabangao National High School	9,698,000	1,004,000	10,702,000
Division of Calanba City	321,138,000	28,740,000	349,878,000

Division Office - Proper	51,280,000	6,052,000	57,332,000
Calamba Bayside National High School	32,104,000	2,757,000	34,861,000
Calamba National High School	29,327,000	2,052,000	31,379,000
Camp Vicente Lim National High School	38,497,000	2,975,000	41,472,000
Castor Alviar National High School	14,713,000	1,328,000	16,041,000
Eduardo Barreto, Sr. National High School	23,137,000	1,988,000	25,125,000
Kapayapaan National High School	26,848,000	2,289,000	29,137,000
Lecheria National High School	18,515,000	1,556,000	20,071,000
Looc National High School	21,209,000	1,947,000	23,156,000
Makiling National High School	22,839,000	1,960,000	24,799,000
Palo Alto National High School	19,653,000	1,729,000	21,382,000
Punta National High School	23,016,000	2,107,000	25,123,000
Division of Cavite City	104,732,000	7,893,000	112,625,000

Cavite National High School	89,943,000	6,502,000	96,445,000
Sangley Point National High School	14,789,000	1,391,000	16,180,000
Division of Dasmariñas City	486,421,000	40,808,000	527,229,000

Division Office - Proper	49,009,000	5,796,000	54,805,000
Congressional National High School	55,878,000	4,822,000	60,700,000
Dasmariñas East National High School	50,232,000	4,395,000	54,627,000
Dasmariñas National High School (forierly Dasmariñas Relocation Center High School)	116,470,000	8,912,000	125,382,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	313
DEPARTMENT OF EDUCATION

Dasmariñas North National High School	59,234,000	4,686,000	63,920,000
Dasmariñas West National High School	43,740,000	3,318,000	47,058,000
New Era National High School	24,401,000	2,048,000	26,449,000
Pag-asa National High School	25,914,000	1,975,000	27,889,000
Paliparan National High School	61,543,000	4,856,000	66,399,000
Division of Lipa City	271,356,000	23,673,000	295,029,000

Division Office - Proper	16,890,000	1,814,000	18,704,000
Bolbok National High School	15,013,000	1,516,000	16,529,000
Bugtong na Pulo National High School	8,469,000	772,000	9,241,000
Bulacnin National High School	16,778,000	1,484,000	18,262,000
Fernando Air Base National High School	31,346,000	2,535,000	33,881,000
Inosluban-Marawoy National High School	38,533,000	3,067,000	41,600,000
Lipa City National High School	62,500,000	4,754,000	67,254,000
Lodlod National High School	13,173,000	1,275,000	14,448,000
Lumbang National High School	10,200,000	1,012,000	11,212,000
Pinagkawitan National High School	20,717,000	1,790,000	22,507,000
Pinagtongulan National High School	13,519,000	1,368,000	14,887,000
San Celestino National High School	12,997,000	1,177,000	14,174,000
San Isidro National High School	11,221,000	1,109,000	12,330,000
Division of Lucena City	124,965,000	11,801,000	136,766,000

Division Office - Proper		1,433,000	1,433,000
Cotta National High School	16,243,000	1,544,000	17,787,000
Gulang-Gulang National High School	25,224,000	2,324,000	27,548,000
Lucena City National High School	56,321,000	4,072,000	60,393,000
Lucena Dalahican National High School	27,177,000	2,428,000	29,605,000
Division of San Pablo City	221,592,000	19,811,000	241,403,000

Division Office - Proper	63,546,000	6,592,000	70,138,000
Col. Lauro D. Dizon Memorial National High School (San Pablo City National High School Annex)	54,561,000	4,494,000	59,055,000
Del Remedio National High School	14,058,000	1,049,000	15,107,000
San Jose National High School (San Pablo City National High School - San Jose Extension)	23,640,000	1,972,000	25,612,000
San Pablo City National High School	44,561,000	3,535,000	48,096,000
San Vicente National High School (San Pablo City National High School - San Vicente Extension)	12,987,000	1,165,000	14,152,000
Santisimo Rosario National High School	8,239,000	1,004,000	9,243,000
Division of Sta. Rosa City	195,242,000	18,537,000	213,779,000

Division Office - Proper	9,747,000	2,792,000	12,539,000
Aplaya National High School	45,885,000	3,127,000	49,012,000
Balibago National High School	64,040,000	5,327,000	69,367,000
Pulong Sta. Cruz National High School	20,244,000	1,844,000	22,088,000
Southville IV National High School	26,895,000	2,651,000	29,546,000
Sta. Rosa Science and Technology High School	12,562,000	1,269,000	13,831,000
Sto. Domingo National High School	15,869,000	1,527,000	17,396,000
Division of Tanauan City	165,537,000	17,543,000	183,080,000

Division Office - Proper	33,472,000	4,929,000	38,401,000
Bernardo Lirio National High School	24,982,000	2,409,000	27,391,000

314	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Luyos National High School	10,624,000	965,000	11,589,000
Natatas National High School	8,612,000	859,000	9,471,000
Pantay National High School	8,664,000	889,000	9,553,000
Tanauan City National High School	34,830,000	3,165,000	37,995,000
Tanauan School of Fisheries	28,339,000	2,811,000	31,150,000
Tinurik National High School	16,014,000	1,516,000	17,530,000
Division of Tayabas City	80,763,000	6,915,000	87,678,000

Division Office - Proper	10,800,000	1,072,000	11,872,000
Luis Palad National High School	69,963,000	5,843,000	75,806,000
Division of Bacoor City	208,828,000	23,395,000	232,223,000

Division Office - Proper	8,340,000	12,044,000	20,384,000
Bacoor National High School (Main)	159,608,000	7,135,000	166,743,000
Eastern Bacoor National High School	40,880,000	4,216,000	45,096,000
Division of Imus City	235,634,000	21,583,000	257,217,000

Division Office - Proper	3,431,000	4,314,000	7,745,000
Gen. E. Aguinaldo National High School (lmus)	113,044,000	8,810,000	121,854,000
Imus National High School	119,159,000	8,459,000	127,618,000
Division of Biñan City	197,219,000	18,664,000	215,883,000

Division Office - Proper		4,114,000	4,114,000
Biñan National High School - Main	47,317,000	3,525,000	50,842,000
Biñan Secondary School of Applied Academics	44,962,000	2,507,000	47,469,000
Jacobo Z. Gonzales Memorial High School	76,722,000	5,997,000	82,719,000
Nereo R. Joaquin National High School	14,524,000	1,210,000	15,734,000
St. Francis National High School	13,694,000	1,311,000	15,005,000
Region IVB - MIMAROPA	3,246,079,000	318,988,000	3,565,067,000

Division of Marinduque	269,859,000	28,264,000	298,123,000

Division Office - Proper	158,083,000	18,301,000	176,384,000
Bangbang National High School	14,737,000	1,348,000	16,085,000
Bognuyan National High School	13,966,000	1,250,000	15,216,000
Buenavista National High School	15,777,000	1,384,000	17,161,000
Landy National High School	9,025,000	984,000	10,009,000
Makapuyat National High School	9,345,000	1,178,000	10,523,000
Marinduque National High School	48,926,000	3,819,000	52,745,000
Division of Occidental Mindoro	489,369,000	47,057,000	536,426,000

Division Office - Proper	127,097,000	17,679,000	144,776,000
Abra de Ilog National High School	13,293,000	1,247,000	14,540,000
Calintaan National High School	15,209,000	1,359,000	16,568,000
Central National High School (San Jose National High School Annex)	12,741,000	1,323,000	14,064,000
Ligaya National High School	12,494,000	1,037,000	13,531,000
Looc National School of Fisheries	5,984,000	855,000	6,839,000
Lubang Vocational High School	14,893,000	978,000	15,871,000
Magsaysay National High School	31,094,000	2,312,000	33,406,000
Occidental Mindoro National High School	48,212,000	3,873,000	52,085,000
Paluan National High School	12,153,000	1,163,000	13,316,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	315
DEPARTMENT OF EDUCATION

Pedro T. Mendiola, Sr. Memorial National High School (Mina de Oro National High School)	36,834,000	2,537,000	39,371,000
Rizal National High School	21,119,000	1,801,000	22,920,000
Sablayan National Comprehensive High School	41,820,000	3,291,000	45,111,000
San Jose National Agricultural and Industrial High School	21,068,000	1,685,000	22,753,000
San Jose National High School	39,413,000	2,963,000	42,376,000
San Vicente National High School	9,298,000	953,000	10,251,000
Sta. Cruz National High School	26,647,000	2,001,000	28,648,000
Division of Oriental Mindoro	722,774,000	68,624,000	791,398,000

Division Office - Proper	182,395,000	24,939,000	207,334,000
Alcadesma National High School	12,260,000	1,105,000	13,365,000
Aurelio Arago Memorial National High School	32,131,000	2,273,000	34,404,000
Aurora National High School	11,071,000	1,067,000	12,138,000
Baco National High School	25,519,000	1,885,000	27,404,000
Balugo National High School	13,799,000	1,196,000	14,995,000
Bansud National High School (Regional Science High School for MIMAROPA)	11,482,000	1,896,000	13,378,000
Bulalacao National High School	22,602,000	1,706,000	24,308,000
Bulbugan National High School	16,644,000	1,290,000	17,934,000
Dangay National High School	16,705,000	1,560,000	18,265,000
Dayhagan National High School	11,138,000	924,000	12,062,000
Domingo Yu Chu National High School	26,345,000	1,705,000	28,050,000
Doroteo S. Mendoza, Sr. National High School	12,241,000	1,191,000	13,432,000
Fe del Mundo National High School	23,413,000	1,914,000	25,327,000
Inaranao National High School	9,093,000	1,009,000	10,102,000
Kaligtasan National High School	10,757,000	905,000	11,662,000
Leuteboro National High School	30,020,000	2,438,000	32,458,000
Marcelo Cabrera Vocational High School	18,161,000	1,369,000	19,530,000
Helgar National High School	9,750,000	830,000	10,580,000
Nabuslot National High School	35,123,000	2,320,000	37,443,000
Naujan Municipal High School	13,723,000	1,259,000	14,982,000
Pag-asa National High School	13,656,000	1,123,000	14,779,000
Pambisan National High School	11,327,000	1,032,000	12,359,000
Pili National High School	13,609,000	1,008,000	14,617,000
Porfirio Comia Memorial High School (Barcenaga National High School)	24,046,000	2,066,000	26,112,000
President Diosdado Macapagal Memorial National High School	19,289,000	1,590,000	20,879,000
Puerto Galera National High School	27,643,000	1,461,000	29,104,000
Quinabigan National High School	13,472,000	1,208,000	14,680,000
San Agustin National High School	15,801,000	1,063,000	16,864,000
San Mariano National High School	17,822,000	1,346,000	19,168,000
Vicente B. Ylagan National High School	9,477,000	910,000	10,387,000
Villa Pag-asa National High School	12,260,000	1,036,000	13,296,000
Division of Palawan	911,487,000	100,444,000	1,011,931,000

Division Office - Proper	482,301,000	61,125,000	543,426,000
Abongan National High School	8,839,000	733,000	9,572,000
Aborlan National High School	9,231,000	889,000	10,120,000
Araceli National High School	10,779,000	1,139,000	11,918,000
Aramaywan National High School	11,686,000	949,000	12,635,000
Balabac National High School	9,674,000	1,107,000	10,781,000
Bataraza National High School	15,193,000	1,533,000	16,726,000

316	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Brooke’s Point National High School	21,587,000	2,043,000	23,630,000
Central Taytay National High School	19,867,000	2,342,000	22,209,000
Coron School of Fisheries	26,951,000	3,014,000	29,965,000
Culion National High School (Culion Sanitarium Special School)	13,212,000	1,286,000	14,498,000
El Nido National High School	17,319,000	1,426,000	18,745,000
Gaudencio Abordo Memorial National High School	20,286,000	978,000	21,264,000
Governor Alfredo Abueg, Sr. National Technical and Vocational Memorial High School	10,713,000	969,000	11,682,000
Jose P. Rizal National High School	13,072,000	1,265,000	14,337,000
Nagara School for Philippine Craftsmen	9,190,000	1,139,000	10,329,000
Narra National High School	33,531,000	2,398,000	35,929,000
Panacan National High School	8,489,000	853,000	9,342,000
Plaridel National High School	9,849,000	1,169,000	11,018,000
Princesa Urduja National High School	14,244,000	1,210,000	15,454,000
Pulot National High School	23,035,000	1,965,000	25,000,000
Quezon National High School	33,948,000	2,561,000	36,509,000
Rio Tuba National High School	15,332,000	1,357,000	16,689,000
Roxas National Comprehensive High School	36,337,000	3,319,000	39,656,000
Salvacion National High School	11,773,000	1,131,000	12,904,000
San Vicente National High School	15,082,000	1,466,000	16,548,000
Sta. Teresita National High School	9,967,000	1,078,000	11,045,000
Division of Romblon	403,418,000	36,462,000	439,880,000

Division Office - Proper	91,540,000	11,046,000	102,586,000
Agnipa National High School	8,490,000	747,000	9,237,000
Alcantara National High School	17,990,000	1,438,000	19,428,000
Banton National High School	8,373,000	726,000	9,099,000
Cajidiocan National High School	17,567,000	1,453,000	19,020,000
Calatrava National High School	13,274,000	1,293,000	14,567,000
Concepcion National High School	6,546,000	496,000	7,042,000
Corcuera National High School	9,062,000	798,000	9,860,000
Don Carlos M. Mejias Memorial High School	20,029,000	1,755,000	21,784,000
Espana National High School	11,253,000	919,000	12,172,000
Esteban Madrona National High School (Bachawan National High School)	8,335,000	796,000	9,131,000
Libertad National High School	8,906,000	816,000	9,722,000
Looc National High School	37,831,000	2,507,000	40,338,000
Mabini National High School	7,815,000	755,000	8,570,000
Macario Molina National High School	9,602,000	835,000	10,437,000
Magdiwang National High School	20,835,000	1,511,000	22,346,000
Odiongan National High School	29,871,000	2,191,000	32,062,000
Romblon National High School, Romblon	36,544,000	2,871,000	39,415,000
San Andres National High School (RCFF - San Andres)	11,922,000	1,157,000	13,079,000
San Jose Agricultural High School	13,420,000	1,100,000	14,520,004
Sta. Fe National High School (Guinbirayan National High School - Sta. Fe Extension)	14,213,000	1,252,000	15,465,000
Division of Calapan City	167,403,000	13,013,000	180,416,000

Division Office - Proper	56,016,000	4,919,000	60,935,000
Canubing 1 National High School	16,443,000	1,244,000	17,687,000
Managpi National High School	12,413,000	1,002,000	13,415,000
Oriental Mindoro National High School	82,531,000	5,848,000	88,379,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	317
DEPARTMENT OF EDUCATION

Division of Puerto Princesa City	281,769,000	25,124,000	306,893,000

Division Office - Proper	94,196,000	10,929,000	105,125,000
Palawan National School	94,759,000	7,412,000	102,171,000
San Jose National High School	25,307,000	1,922,000	27,229,000
San Niguel National High School	32,558,000	2,191,000	34,749,000
Sicsican National High School	34,949,000	2,670,000	37,619,000
Region V - Bicol	6,418,569,000	624,341,000	7,042,910,000

Division of Albay	963,915,000	92,414,000	1,056,329,000

Division Office - Proper	261,692,000	29,764,000	291,456,000
Anislag National High School	39,764,000	2,888,000	42,652,000
Balogo High School	9,669,000	940,000	10,609,000
Barim National High School	11,128,000	1,025,000	12,153,000
Bonga National High School	9,154,000	917,000	10,071,000
Buga High School, Libon	12,453,000	1,127,000	13,580,000
Cabasan National High School	9,409,000	979,000	10,388,000
Cotmon National High School	13,055,000	1,235,000	14,290,000
Daraga National High School	54,253,000	4,408,000	58,661,000
Ilawod High School	15,400,000	1,391,000	16,791,000
Itaran National High School	17,079,000	1,398,000	18,477,000
Jovellar National High School	13,706,000	1,213,000	14,919,000
Libon Agro-Industrial High School	20,808,000	1,957,000	22,765,000
Lower Binogsacan National High School	7,991,000	777,000	8,768,000
Malabog National High School	25,931,000	2,116,000	28,047,000
Malilipot National High School	11,048,000	1,061,000	12,109,000
Malinao National High School	30,490,000	2,811,000	33,301,000
Malipo National High School	10,085,000	953,000	11,038,000
Manito National High School	18,295,000	1,793,000	20,088,000
Maramba National High School	9,441,000	812.000	10,253,000
Marcial O. Ranola Memorial High School	61,088,000	5,165,000	66,253,000
Masarawag National High School	10,824,000	955,000	11,779,000
Mauraro National High School	11,494,000	1,355,000	12,849,000
Naga National High School	24,061,000	2,262,000	26,323,000
Oas Polytechnic School	20,707,000	1,617,000	22,324,000
Pantao National High School	11,374,000	1,159,000	12,533,000
Pili National High School	11,203,000	952,000	12,155,000
Pioduran National High School	10,498,000	1,328,000	11,826,000
Polangui General Comprehensive High School	58,731,000	5,085,000	63,816,000
Ponso National High School	12,142,000	1,226,000	13,368,000
Rapu-rapu National High School	14,143,000	1,373,000	15,516,000
Saban National High School	10,015,000	862,000	10,877,000
San Antonio National High School, Malilipot	7,219,000	697,000	7,916,000
San Jose National High School, Malilipot	21,954,000	2,255,000	24,209,000
Sto. Domingo National High School	32,514,000	2,603,000	35,117,000
Tiwi Agro-Industrial School	24,284,000	2,054,000	26,338,000
Villahermosa National High School	8,074,000	714,000	8,788,000
Vinisitahan National High School	12,739,000	1,187,000	13,926,000
Division of Camarines Norte	617,464,000	56,989,000	674,453,000

Division Office - Proper	196,480,000	20,626,000	217,106,000
Alawihao High School	14,911,000	1,388,000	16,299,000
Basud National High School	37,230,000	2,733,000	39,963,000
Batobalani National High School	13,814,000	1,179,000	14,993,000
Camarines Norte High School	29,577,000	2,776,000	32,353,000

318	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

D. O. Liwag National High School	15,966,000	1,468,000	17,434,000
Daguit National High School	9,554,000	851,000	10,405,000
Froilan Lopez High School	9,364,000	1,012,000	10,376,000
Gonzalo Aler National High School	8,391,000	862,000	9,253,000
Jose Panganiban National High School	45,379,000	3,629,000	49,008,000
Labo Science and Technology High School	10,074,000	1,025,000	11,099,000
Larap National High School	11,414,000	1,075,000	12,489,000
Leocadio Alejo Entienza High School, Sta. Elena	8,735,000	854,000	9,589,000
Moreno Integrated School	35,071,000	2,640,000	37,711,000
Paracale National High School	29,013,000	2,443,000	31,456,000
Rizal National High School	17,677,000	1,595,000	19,272,000
San Felipe National High School	12,697,000	1,128,000	13,825,000
San Roque High School	17,967,000	1,535,000	19,502,000
Talobatib High School	9,216,000	890,000	10,106,000
Tigbinan National High School	9,931,000	971,000	10,902,000
Tulay Na Lupa National High School	19,532,000	1,769,000	21,301,000
Vicente L. Basit Memorial High School	10,455,000	936,000	11,391,000
Vinzons Pilot High School	45,016,000	3,604,000	48,620,000
Division of Camarines Sur	1,668,773,000	171,715,000	1,840,488,000

Division Office - Proper	659,111,000	79,378,000	738,489,000
Agdangan National High School	9,977,000	959,000	10,936,000
Antipolo National High School, Minalabac	8,538,000	965,000	9,503,000
Baao National High School	31,479,000	2,364,000	33,843,000
Barcelonita Fishery School	9,224,000	1,156,000	10,380,000
Bato National High School	12,715,000	1,338,000	14,053,000
Bikal Fishery School	9,252,000	898,000	10,150,000
Binanuaanan High School	6,638,000	674,000	7,312,000
Bula National High School	21,227,000	1,721,000	22,948,000
Calabanga National Science High School (Calabanga National High School)	34,260,000	3,005,000	37,265,000
Colacling National High School	10,196,000	1,063,000	11,259,000
Del Gallego National High School	24,973,000	1,358,000	26,331,000
Don M. Veneracion National High School	10,851,000	960,000	11,811,000
Don Servillano Platon Memorial National High School	22,627,000	2,294,000	24,921,000
Dr. Rodolfo V. Pamor, Jr. Memorial National High School	20,038,000	1,120,000	21,158,000
Gainza National High School	10,258,000	921,000	11,179,000
Goa National High School	17,212,000	1,932,000	19,144,000
Godofredo Reyes, Sr. National High School	9,743,000	1,253,000	10,996,000
Hanawan National High School	10,199,000	974,000	11,173,000
Hobo National High School	8,072,000	896,000	8,968,000
Homobono H. Gonzalez National High School	8,407,000	821,000	9,228,000
Juan F. Triviño Memorial High School	17,150,000	1,468,000	18,618,000
La Purisima National High School	15,229,000	1,482,000	16,711,000
Magarao National High School, Magarao	13,416,000	1,392,000	14,808,000
Malawag National High School	7,658,000	821,000	8,479,000
Maura N. Sibulo National High School	8,495,000	903,000	9,398,000
Milaor National High School	22,392,000	1,808,000	24,200,000
Minalabac National High School	10,794,000	1,004,000	11,798,000
Nabua National High School	69,561,000	5,095,000	74,656,000
Nato National High School	12,478,000	1,247,000	13,725,000
Ocampo National High School	30,493,000	2,302,000	32,795,000
Palsong National High School	10,930,000	1,102,000	12,032,000
Pamplona National High School	15,738,000	1,403,000	17,141,000
Pamukid National High School	14,918,000	1,383,000	16,301,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	319
DEPARTMENT OF EDUCATION

Partido Agra - Industrial National High School	8,266,000	869,000	9,135,000
Pili National High School - Pili	34,048,000	2,501,000	36,549,000
Pinaglabanan High School	13,819,000	1,262,000	15,081,000
Quipayo National High School	16,402,000	1,628,000	18,030,000
Ragay National Agricultural and Fisheries School	17,835,000	3,189,000	21,024,000
Rodriguez National High School	13,137,000	1,265,000	14,402,000
Salvacion National High School - Bato	10,115,000	1,080,000	11,195,000
San Fernando National High School	14,963,000	1,298,000	16,261,000
San Isidro National High School - Libaanan	17,277,000	1,448,000	18,725,000
San Jose National High School, San Jose	17,820,000	1,646,000	19,466,000
San Jose Pili National High School	19,428,000	1,746,000	21,174,000
San Juan National High School	16,881,000	1,764,000	18,645,000
San Rafael National High School	32,837,000	2,760,000	35,597,000
San Ramon National High School - Lagonoy	15,640,000	1,328,000	16,968,000
San Vicente National High School - Buhi	21,200,000	2,134,000	23,334,000
Sipocot National High School	34,853,000	3,048,000	37,901,000
Siruma National High School	8,678,000	744,000	9,422,000
Sta. Cruz National High School	12,539,000	1,153,000	13,692,000
Sta. Justina National High School	11,893,000	1,460,000	13,353,000
Sta. Lutgarda Natioal High School	14,583,000	1,284,000	15,867,000
Sto. Tomas National High School	23,383,000	1,998,000	25,381,000
Sulpicio A. Roco National High School	8,937,000	861,000	9,798,000
Tamban National High School	11,443,000	1,159,000	12,602,000
Tandaay Provincial High School	9,207,000	887,000	10,094,000
Tamog National High School	14,810,000	1,307,000	16,117,000
Tomas A. Andaya, Sr. National High School	11,049,000	1,250,000	12,299,000
Union National High School	10,236,000	934,000	11,170,000
Villazar National High School	11,804,000	1,203,000	13,007,000
Vivencio Obias - Kinalansan National High School	11,441,000	1,049,000	12,490,000
Division of Catanduanes	382,195,000	34,363,000	416,558,000

Division Office - Proper	160,444,000	16,972,000	177,416,000
Bagamanoc Rural Development High School	12,270,000	952,000	13,222,000
Baras Rural Development High School	13,810,000	1,195,000	15,005,000
Bato Rural Development High School	18,423,000	1,372,000	19,795,000
Calatagan High School	13,304,000	1,192,000	14,496,000
Caramoran Rural Development High School	10,014,000	895,000	10,909,000
Caramoran School of Fisheries	8,167,000	681,000	8,848,000
Catanduanes National High School	53,995,000	3,862,000	57,857,000
Gigmoto Rural Development High School	10,230,000	930,000	11,160,000
Pandan School of Arts and Trades	20,030,000	1,746,000	21,776,000
San Andres Vocational School	28,121,000	2,066,000	30,187,000
San Niguel Rural Development High School	18,363,000	1,210,000	19,573,000
Viga Rural Development High School	15,024,000	1,290,000	16,314,000
Division of Masbate	833,423,000	88,877,000	922,300,000

Division Office - Proper	491,560,000	59,649,000	551,209,000
Andres Clemente, Jr. National High School	18,716,000	1,478,000	20,194,000
Aroroy National High School	33,850,000	2,542,000	36,392,000
Badiang National High School	8,251,000	830,000	9,081,000
Bagahanglad National High School	8,974,000	721,000	9,695,000
Baleno National High School	9,697,000	967,000	10,664,000
Balud National High School	8,480,000	869,000	9,349,000
Buenavista National High School	19,593,000	1,733,000	21,326,000
Cataingan National High School	34,600,000	2,826,000	37,426,000
Del Carmen National High School	17,404,000	1,600,000	19,004,000

320	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Dimasalang National High School	26,682,000	2,096,000	28,778,000
Luy-a National High School	10,368,000	976,000	11,344,000
Mandaon National High School	22,619,000	1,967,000	24,586,000
Masbate School of Fisheries	18,278,000	1,514,000	19,792,000
Mobo National High School	23,507,000	1,720,000	25,227,000
Monreal Natioial High School	10,734,000	934,000	11,668,000
Pawican National High School	11,454,000	1,192,000	12,646,000
Pawican National High School	9,172,000	862,000	10,034,000
Salvador Arollado, Sr. Memorial High School	11,361,000	1,148,000	12,509,000
San Jacinto National High School	21,704,000	1,648,000	23,352,000
San Pascual National High School	16,419,000	1,605,000	18,024,000
Division of Sorsogon	818,580,000	74,901,000	893,481,000

Division Office - Proper	266,022,000	30,895,000	296,917,000
Abucay National High School	12,305,000	1,039,000	13,344,000
Barcelona National Comprehensive High School	22,405,000	1,701,000	24,106,000
Biriran National High School	8,835,000	736,000	9,571,000
Buhang National High School	11,021,000	1,064,000	12,085,000
Bulan National High School	54,576,000	3,845,000	58,421,000
Bulusan High School	15,200,000	1,302,000	16,502,000
Casiguran Technical Vocational School	33,473,000	2,768,000	36,241,000
Castilla National High School	7,542,000	664,000	8,206,000
Cumadcad National High School	20,413,000	1,613,000	22,026,000
Dinapa National High School	10,051,000	787,000	10,838,000
Donsol National Comprehensive High School	45,369,000	2,964,000	48,333,000
Donsol Vocational High School	20,961,000	1,148,000	22,109,000
Gabao National High School	12,087,000	1,025,000	13,112,000
Gallanosa National High School	60,475,000	4,765,000	65,240,000
Gubat National High School	44,832,000	3,622,000	48,454,000
Macalaya National High School	9,826,000	926,000	10,752,000
Magallanes National High School	13,699,000	1,307,000	15,006,000
Magallanes National Vocational High School	12,175,000	1,046,000	13,221,000
Matnog National High School	30,847,000	2,474,000	33,321,000
Pilar National Comprehensive High School	25,643,000	2,161,000	27,804,000
Prieto Diaz National High School	16,280,000	1,403,000	17,683,000
Salvacion National High School	11,922,000	1,118,000	13,040,000
San Francisco National High School	13,439,000	1,218,000	14,657,000
San Isidro National High School (Bulan)	8,429,000	812,000	9,241,000
Sta. Magdalena National High School	20,234,000	1,669,000	21,903,000
Talaonga National High School	10,519,000	829,000	11,348,000
Division of Iriga City	118,191,000	11,466,000	129,657,000

Division Office - Proper	28,873,000	3,695,000	32,568,000
Perpetual Help National High School	11,650,000	1,148,000	12,798,000
Rinconada National Technical Vocational School	27,008,000	2,164,000	29,172,000
Sagrada National High School	7,330,000	717,000	8,047,000
San Antonio National High School, Iriga City	8,856,000	894,000	9,750,000
Zeferino Arroyo High School	34,474,000	2,848,000	37,322,000
Division of Legazpi City	164,114,000	15,132,000	179,246,000

Division Office - Proper	37,352,000	4,546,000	41,898,000
Banquerohan National High School	17,945,000	1,717,000	19,662,000
Cabangan High School	17,162,000	1,833,000	18,995,000
Homapon High School	10,871,000	1,061,000	11,932,000
Legazpi City Science High School	9,851,000	974,000	10,825,000
Oro Site High School	21,418,000	2,006,000	23,424,000
Pag-asa National High School	49,515,000	2,995,000	52,510,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	321
DEPARTMENT OF EDUCATION

Division of Ligao City	137,785,000	15,250,000	153,035,000

Division Office - Proper	46,518,000	5,610,000	52,128,000
Bicol Regional Science High School	7,276,000	2,106,000	9,382,000
Deogracias P. Princesa Memorial High School	11,195,000	1,232,000	12,427,000
Ligao National High School	60,859,000	5,099,000	65,958,000
Paulba National High School	11,937,000	1,203,000	13,140,000
Division of Masbate City	119,814,000	10,327,000	130,141,000

Division Office - Proper	32,169,000	3,277,000	35,446,000
Capitolina O. Legaspi Memorial High School (E. Legaspi, Sr. National High School)	11,965,000	1,073,000	13,038,000
Masbate National Comprehensive High School	75,680,000	5,977,000	81,657,000
Division of Naga City	202,661,000	17,688,000	220,349,000

Division Office - Proper	18,142,000	1,925,000	20,067,000
Camarines Sur National High School	108,515,000	8,765,000	117,280,000
Cararayan National High School	18,737,000	1,666,000	20,403,000
Carolina National High School	11,510,000	1,156,000	12,666,000
Concepcion Peguena National High School	18,264,000	1,568,000	19,832,000
Naga City School of Arts and Trades (formerly Sabang High School, Naga City)	16,162,000	1,440,000	17,602,000
Naga City Science High School	11,331,000	1,168,000	12,499,000
Division of Sorsogon City	204,380,000	18,853,000	223,233,000

Division Office - Proper	58,424,000	6,843,000	65,267,000
Abuyog National High School	9,871,000	862,000	10,733,000
Celestino G.Tabuena Memorial National High School	11,980,000	1,080,000	13,060,000
Rawis National High School	16,187,000	1,506,000	17,693,000
Rizal Integrated National School	12,835,000	1,243,000	14,078,000
Sorsogon National High School	95,083,000	7,319,000	102,402,000
Division of Tabaco City	187,274,000	16,366,000	203,640,000

Division Office - Proper	23,080,000	2,382,000	25,462,000
Bantayan National High School	12,603,000	1,172,000	13,775,000
San Antonio National High School, Tabaco	19,046,000	1,704,000	20,750,000
San Lorenzo National High School	20,174,000	1,835,000	22,009,000
San Miguel National High School	10,208,000	1,025,000	11,233,000
Tabaco National High School	102,163,000	8,248,000	110,411,000
Region VI - Western Visayas	7,657,263,000	715,463,000	8,372,726,000

Division of Aklan	600,228,000	60,857,000	661,085,000

Division Office - Proper	120,646,000	17,597,000	138,243,000
Aguinaldo Repdiedad, Sr. Integrated School	8,255,000	934,000	9,189,000
Aklan National High School for Arts and Trades	26,162,000	2,467,000	28,629,000
Altavas National School	27,790,000	2,186,000	29,976,000
Bacan National High School	10,525,000	929,000	11,454,000
Batan Acadeny (A National High School)	12,060,000	926,000	12,986,000
Bay-ang Mapag-ong National High School	5,025,000	519,000	5,544,000
Boracay National High School	18,183,000	1,313,000	19,496,000

322	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Buruanga Vocational School	17,832,000	1,434,000	19,266,000
Calimbajan-Tina National High School	7,292,000	667,000	7,959,000
Calizo National High School	5,065,000	486,000	5,551,000
Camaligan National High School	7,611,000	670,000	8,281,000
Camansi National High School	2,920,000	337,000	3,257,000
Candelaria National High School	9,705,000	846,000	10,551,000
Ciriaco L. Icamina, Sr. National High School (Bulabod National High School)	5,067,000	455,000	5,522,000
Daja Sur National High School	4,294,000	407,000	4,701,000
Father Julian C. Rago Memorial High School	7,535,000	729,000	8,264,000
Gaudencio L. Vega National High School	7,284,000	601,000	7,885,000
Jose Borromeo Legaspi National High School	7,132,000	699,000	7,831,000
Libacao National Forestry Vocational High School	17,415,000	1,306,000	18,721,000
Liloan National High School	4,591,000	399,000	4,990,000
Linabuan National High School	11,355,000	1,087,000	12,442,000
Linayasan National High School	6,969,000	655,000	7,624,000
Madalag National High School	12,185,000	966,000	13,151,000
Makato Integrated School	11,311,000	1,294,000	12,605,000
Malay National High School	14,223,000	1,276,000	15,499,000
Malinao School for Philippine Craftsmen	17,247,000	1,167,000	18,414,000
Maloco National High School	10,686,000	897,000	11,583,000
Naile National High School	9,813,000	866,000	10,679,000
Naisud National High School	8,144,000	726,000	8,870,000
Navitas National High School	2,944,000	313,000	3,257,000
New Washington National Comprehensive High School	21,017,000	1,658,000	22,675,000
Numancia Integrated School	15,625,000	1,474,000	17,099,000
Numancia National School of Fisheries	11,873,000	1,018,000	12,891,000
Ochando National High School	8,925,000	717,000	9,642,000
Ondoy National High School	7,539,000	672,000	8,211,000
Panayakan National High School	5,009,000	501,000	5,510,000
Petronilo C. Ibadlit National High School (Badiangan National High School)	5,573,000	423,000	5,996,000
Regional Science High School (formerly Science Development National High School)	13,847,000	2,611,000	16,458,000
Rizal J. Rodriguez, Sr. National High School (formerly Cabugao National High School)	5,449,000	485,000	5,934,000
Rosario National High School	3,357,000	469,000	3,826,000
Solido National High School	7,855,000	650,000	8,505,000
Tangalan National High School	15,055,000	1,139,000	16,194,000
Toledo National High School	14,049,000	1,455,000	15,504,000
Torralba National High School	7,254,000	616,000	7,870,000
Unidos National High School	9,291,000	823,000	10,114,000
Union National High School	11,244,000	992,000	12,236,000
Division of Antique	606,125,000	58,359,000	664,484,000

Division Office - Proper	42,029,000	5,766,000	47,795,000
Antique National High School	72,548,000	6,010,000	78,558,000
Antique Vocational School	32,840,000	3,020,000	35,860,000
Aureliana National High School	15,544,000	1,473,000	17,017,000
Barangbang National High School	9,995,000	894,000	10,889,000
Barasanan National High School	4,657,000	602,000	5,259,000
Barbaza National High School	16,674,000	1,549,000	18,223,000
Belison National School	22,194,000	1,665,000	23,859,000
Bitadton National High School	8,809,000	770,000	9,579,000
Buhang National High School	7,053,000	687,000	7,740,000
Caluya National High School	14,945,000	1,368,000	16,313,000
Col. Ruperto Abellon National School	14,671,000	1,422,000	16,093,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	323
DEPARTMENT OF EDUCATION

Concepcion L. Cazeñas Memorial School (formerly Gov. Villavert Jimenez National High School)	12,753,000	1,112,000	13,865,000
Diclum National High School	6,641,000	656,000	7,297,000
Egaña National High School	6,778,000	692,000	7,470,000
Gamad Sto. Tomas National High School	2,905,000	370,000	3,275,000
Gen. Leandro Fullon National School	12,235,000	1,048,000	13,283,000
Gideon M. Cabigunda Memorial High School (formerly Bugo National School)	9,588,000	967,000	10,555,000
Gov. Julio Macuja Memorial Comprehensive High School (Iraya National High School)	10,344,000	984,000	11,328,000
Governor Julian Fullon Pacificador National School	11,198,000	1,040,000	12,238,000
Igburi National High School	7,604,000	787,000	8,391,000
Igcado National High School	2,586,000	272,000	2,858,000
Igpalge National High School	4,623,000	456,000	5,079,000
Laua-an National High School	9,522,000	1,011,000	10,533,000
Libertad National Vocational High School	15,902,000	1,267,000	17,169,000
Lirio M. Escñao, Sr. National School	12,787,000	1,284,000	14,071,000
Mag-aba National High School	8,962,000	848,000	9,810,000
Moscoso-Rios National High School	14,911,000	1,353,000	16,264,000
Northern Antique Vocational School	31,853,000	3,948,000	35,801,000
Northern Bugasong National High School	7,752,000	595,000	8,347,000
Pandan National Vocational High School	15,893,000	1,366,000	17,259,000
Pangpang National High School	10,526,000	946,000	11,472,000
Pascual M. Osuyas Memorial High School (formerly Aras-asan National High School)	4,303,000	453,000	4,756,000
Patria National High School	7,494,000	666,000	8,160,000
Pis-anan National High School	14,245,000	1,331,000	15,576,000
San Antonio National High School	5,964,000	554,000	6,518,000
San Pedro National High School	9,232,000	867,000	10,099,000
San Roque Ezpeleta National High School	6,921,000	770,000	7,691,000
Sibalon National High School	18,187,000	1,600,000	19,787,000
Sido-San Juan National High School	10,499,000	657,000	11,156,000
Southern Bugasong National High School	5,867,000	527,000	6,394,000
Sta. Ana National High School	3,226,000	401,000	3,627,000
Sta. Justa National High School	10,663,000	964,000	11,627,000
Tario Lim National Memorial High School	12,771,000	1,345,000	14,116,000
Tinogboc National High School	4,288,000	423,000	4,711,000
Union National High School	6,182,000	665,000	6,847,000
Valderrana National High School	8,961,000	908,000	9,869,000
Division of Capiz	739,298,000	66,590,000	805,888,000

Division Office - Proper	60,479,000	7,106,000	67,585,000
Arturo Jugo National High School	5,590,000	473,000	6,063,000
Bangsuo National High School	11,543,000	1,074,000	12,617,000
Cabug-cabug National High School	33,497,000	2,511,000	36,008,000
Camburanan National High School	4,963,000	483,000	5,446,000
Candelaria National High School	10,151,000	751,000	10,902,000
Capiz National High School	90,643,000	6,539,000	97,182,000
Casanayan National High School	10,478,000	985,000	11,463,000
Col. Patrocenio Artuz National High School	10,769,000	995,000	11,764,000
Commissioner Luis N. Asis National High School	20,223,000	1,833,000	22,056,000
Concepcion Castro Garcia National High School	10,821,000	940,000	11,761,000
Cuartero National High School	18,510,000	1,689,000	20,199,000
Dao National High School	14,632,000	1,588,000	16,220,000

324	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

David Moises Memorial High School (Balit National High School)	10,712,000	924,000	11,636,000
Don Felix Balgos Memorial National High School	7,804,000	771,000	8,575,000
Dr. Vicente V. Andaya, Sr. National High School	22,967,000	2,142,000	25,109,000
Dulangan National High School	10,381,000	989,000	11,370,000
Dumalag Central National High School	17,937,000	1,909,000	19,846,000
Estefania Montemayor National High School	16,367,000	1,430,000	17,797,000
Florentina Batoampo Degala National High School	8,767,000	763,000	9,530,000
Hipona National High School	19,767,000	1,792,000	21,559,000
Ivisan National High School	25,482,000	2,217,000	27,699,000
Jagnaya National High School	11,397,000	950,000	12,347,000
Jamindan National High School	22,755,000	2,070,000	24,825,000
Leodegario De Ocampo, Sr. National High School (formerly Capagao National High School)	8,327,000	664,000	8,991,000
Lucero National High School	8,462,000	833,000	9,295,000
Maayon National High School	28,292,000	2,205,000	30,497,000
Macario Delfin Bermejo National High School (Jaena Norte)	8,588,000	794,000	9,382,000
Maindang National High School	10,211,000	923,000	11,134,000
Malonoy National High School	10,315,000	929,000	11,244,000
Mambusao East National High School (Extension of David Moises Memorial High School)	8,824,000	865,000	9,689,000
Mambusao National High School (David Moises National High School - Mambusao West Extension)	14,661,000	1,395,000	16,056,000
Manuel F. Onato Memorial High School	8,309,000	736,000	9,045,000
Marciano Patricio National High School (formerly Pilar National High School)	15,242,000	1,394,000	16,636,000
Mayor Ramon A. Benjamin, Sr. Memorial High School	9,231,000	863,000	10,094,000
Panitan National High School	32,109,000	2,844,000	34,953,000
Pontevedra National High School	27,872,000	2,438,000	30,310,000
Putian National High School	6,765,000	586,000	7,351,000
San Nicolas National High School, Pilar	7,987,000	759,000	8,746,000
San Nicolas National High School, Tapaz	10,065,000	794,000	10,859,000
Sapian National High School	21,844,000	1,981,000	23,825,000
Tapaz National High School	14,760,000	1,515,000	16,275,000
Tuburan National High School - F. Degala National High School Extension	10,799,000	1,148,000	11,947,000
Division of Guimaras	192,217,000	17,266,000	209,483,000

Division Office - Proper	26,986,000	2,582,000	29,568,000
Alegria National High School	5,256,000	553,000	5,809,000
Buenavista National High School	25,440,000	2,158,000	27,598,000
Cabalagnan National High School	8,726,000	871,000	9,597,000
Desiderio C. Gange (Maabay) National High School	11,197,000	1,102,000	12,299,000
Dr. Catalino Gallego Nava Memorial High School	12,295,000	1,059,000	13,354,000
East Valencia National High School	9,213,000	791,000	10,004,000
Getulio National High School	4,220,000	463,000	4,683,000
Jordan National High School	22,708,000	1,923,000	24,631,000
Magamay National High School	7,889,000	697,000	8,586,000
Nueva Valencia National High School	17,835,000	1,481,000	19,316,000
Remedios E. Vilches-San Lorenzo National High School	11,042,000	1,049,000	12,091,000
Salvacion National High School	10,144,000	879,000	11,023,000
Trinidad V. Canja - Sta. Teresa National High School (formerly Sta. Teresa National High School)	19,266,000	1,658,000	20,924,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	325
DEPARTMENT OF EDUCATION

Division of Iloilo	2,186,721,000	189,859,000	2,376,580,000

Division Office - Proper	297,279,000	31,382,000	328,661,000
Abangay National High School	8,162,000	705,400	8,867,000
Acao National High School	2,952,000	326,000	3,278,000
Ajuy National High School	25,244,000	2,189,400	27,433,000
Alcarde-Gustilo Memorial National High School	9,656,000	754,000	10,410,000
Alejandro Firmeza Memorial Natioaal High School	9,520,000	913,000	10,433,000
Alimodian National Comprehensive High School	34,862,000	2,290,000	37,152,000
Ambrosio Maido Memorial National High School	3,709,000	380,000	4,089,000
Anilao National High School	18,981,000	1,741,000	20,722,000
Ardemil National High School	5,776,000	537,000	6,313,000
Aurea Belonia Memorial High School	5,739,000	523,000	6,262,000
Badiangan National High School	12,395,000	1,069,000	13,464,000
Badlan National High School	5,929,000	524,000	6,453,000
Balasan National High School	38,712,000	3,149,000	41,861,000
Banate National High School	34,049,000	2,600,000	36,649,000
Barosong National High School	5,114,000	453,000	5,567,000
Barotac Nuevo Comprehensive National High School	40,927,000	3,169,000	44,096,000
Barotac Viejo National High School	35,433,000	2,884,000	38,317,000
Barroc Natioaal High School	7,219,000	613,000	7,832,000
Batad National High School	12,195,000	1,278,000	13,473,000
Bay-ang National High School	4,919,000	517,000	5,436,000
Binabaan National High School	8,549,000	750,000	9,299,000
Binaliwan National High School	6,817,000	687,000	7,504,000
Bingawan National High School	12,317,000	1,126,000	13,443,000
Bololacao National High School	6,485,000	608,000	7,093,000
Botong Cabanbanan National High School	12,726,000	1,086,000	13,812,000
Buayahon Bantay National High School	3,248,000	312,000	3,560,000
Bucari National High School	6,069,000	557,000	6,626,000
Bnga National High School	10,447,000	767,400	11,214,000
Burak National High School	3,084,000	322,000	3,406,000
Cabatuan National Comprehensive High School	49,626,000	4,443,040	54,069,000
Cadagmayan National High School	5,730,000	492,000	6,222,000
Cadimglian-Batman National High School	6,401,000	601,000	7,002,000
Calinog National Comprehensive High School	26,945,000	2,225,000	29,170,000
Calmay National High School	7,402,000	622,000	8,024,000
Camangahan National High School	8,005,000	852,000	8,857,000
Camiros National High School	6,778,000	543,000	7,321,000
Carlos Lopez National High School	17,003,000	1,615,000	18,618,000
Carvasana National High School	6,413,000	626,000	7,039,000
Camayan National High School	23,472,000	2,010,000	25,482,000
Cayos National High School	6,890,000	555,000	7,445,000
Cordova National High School	5,542,000	473,000	6,015,000
Culasi National High School	9,158,000	962,000	10,120,000
Daga-Barasan National High School	3,498,000	414,000	3,912,000
Dapdap National High School	5,428,000	480,000	5,908,000
Dingle National High School	21,473,000	1,755,000	23,228,000
Don Benjamin Jalandoni, Sr. National High School	5,978,000	538,000	6,516,000
Don Casemiro Andrada Y Cuaresma National High School	19,364,000	1,462,000	20,826,000
Don Esteban S. Javellana National High School	12,585,000	969,000	13,554,000
Don Felix Serra National High School	22,593,000	1,763,040	24,356,000
Don Jose Sustiguer Monfort National High School	12,255,000	985,000	13,240,000
Dorog National High School	5,543,000	521,000	6,064,000
Dueñas General Comprehensive High School	30,599,000	2,494,000	33,093,000
Dumangas National High School	49,557,000	3,721,000	53,278,000

326	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Escalantera National High School	5,052,000	449,000	5,501,000
Estancia National High School	47,289,000	4,207,000	51,496,000
Gines National High School	5,356,000	544,000	5,900,000
Ginot-an National High School	4,600,000	452,000	5,052,000
Granada National High School	11,396,000	889,000	12,285,000
Guimbal National High School	29,345,000	2,254,000	31,599,000
Igbaras National High School	28,539,000	2,141,000	30,680,000
Iloilo National High School	80,087,000	4,912,000	84,999,000
Jamabalud National High School	5,908,000	581,000	6,489,000
Janiuay National Comprehensive High School	43,934,000	3,461,000	47,395,000
Jelicuon-Cabugao National High School	3,410,000	409,000	3,819,000
Kirayan National High School	6,684,000	597,000	7,281,000
Lambunao National High School	47,333,000	3,540,000	50,873,000
Lapayon National High School	4,595,000	444,000	5,039,000
Lawigan National High School	6,723,000	604,000	7,327,000
Leganes National High School	24,947,000	2,121,000	27,068,000
Lemery National High School	17,296,000	1,467,000	18,763,000
Leon National High School	30,473,000	2,240,000	32,713,000
Leonora S. Salapantan National High School	34,625,000	2,692,000	37,317,000
Luca National High School	7,528,000	749,000	8,277,000
Maasin National Comprehensive High School	18,730,000	1,651,000	20,381,000
Malapaya National High School	6,766,000	518,000	7,284,000
Malitbog National High School	9,800,000	797,000	10,597,000
Malusgod National High School	4,919,000	479,000	5,398,000
Manuel A. Aaron Memorial National High School	8,662,000	844,000	9,506,000
Mateo National High School (Doroteo De La Mota National High School)	4,932,000	489,000	5,421,000
Miag-ao National High School	22,601,000	2,399,000	25,000,000
Mina National High School	24,570,000	2,042,000	26,612,000
Nabitasan National High School	5,205,000	487,000	5,692,000
Nalundan National High School	5,391,000	517,000	5,908,000
Napnapan National High School	5,294,000	536,000	5,830,000
New Lucena National Comprehensive High School	10,776,000	1,142,000	11,918,000
New Lucena National High School	8,558,000	870,000	9,428,000
Nicomedes R. Tubar, Sr. National High School	18,360,000	1,691,000	20,051,000
Oton National High School	59,205,000	4,441,000	63,646,000
Palaca-Damilisan National High School	11,756,000	967,000	12,723,000
Palanguia National High School	10,082,000	975,000	11,057,000
Parara National High School	6,144,000	550,000	6,694,000
Particion National High School	5,590,000	516,000	6,106,000
Pavia National High School	48,326,000	4,312,000	52,638,000
Payao National High School	4,959,000	505,000	5,464,000
Pili National High School	9,854,000	816,000	10,670,000
Pototan National High School	42,894,000	3,558,000	46,452,000
Purificacion P. Dolor Monfort National High School	15,617,000	1,188,000	16,805,000
Quiling National High School	3,517,000	380,000	3,897,000
Roberto H. Tirol National High School (formerly Concepcion NHS)	23,627,000	2,054,000	25,681,000
Rufino G. Palabrica, Sr. National High School	14,395,000	1,420,000	15,815,000
San Enrique National Comprehensive High School	18,087,000	1,480,000	19,567,000
San Fernando National High School	6,754,000	555,000	7,309,000
San Joaquin School of Fisheries	15,344,000	1,324,000	16,668,000
San Luis National High School	5,332,000	477,000	5,809,000
San Rafael National High School (Miagao)	5,079,000	482,000	5,561,000
San Rafael National High School (San Rafael)	19,219,000	1,625,000	20,844,000
Sara National High School	35,844,000	2,906,000	38,750,000
Sinogbuhan National High School	5,221,000	558,000	5,779,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	327
DEPARTMENT OF EDUCATION

Simalo National High School	3,803,000	459,000	4,262,000
Sta. Barbara National Comprehensive High School	50,043,000	4,267,000	54,310,000
Sta. Rita National High School	6,459,000	582,000	7,041,000
Tagsing-Buyo National High School	5,274,000	486,000	5,760,000
Tigbauan National High School, Maasin	2,936,000	372,000	3,308,000
Tigbauan National High School, Tigbauan	28,844,000	2,222,000	31,066,000
Tina National High School	6,077,000	644,000	6,721,000
Tiolas National High School	5,709,000	580,000	6,289,000
Tiring National High School	5,832,000	557,000	6,389,000
Tubungan National High School	16,660,000	1,395,000	18,055,000
Wenceslao S. Grio National High School (formerly Payas National High School)	3,425,000	351,000	3,776,000
Zarraga National High School	28,377,000	2,308,000	30,685,000

Division of Negros Occidental	1,295,643,000	128,821,000	1,424,464,000

Division Office - Proper	107,651,000	27,909,000	135,560,000
Agpangi National High School	6,448,000	632,000	7,080,000
Aguisan National High School	12,958,000	1,175,000	14,133,000
Andres Gumban Memorial National High School	5,962,000	624,000	6,586,000
Andulauan National High School	5,601,000	446,000	6,047,000
Antipolo National High School	13,246,000	1,255,000	14,501,000
Barangay Alegria National High School	6,351,000	600,000	6,951,000
Biao National High School	5,869,000	601,000	6,470,000
Binalbagan National High School (Paglaum National High School)	25,165,000	1,849,000	27,014,000
Bocana National High School	10,747,000	819,000	11,566,000
Bug-ang National High School	6,913,000	818,000	7,731,000
Bulata National High School	5,490,000	504,000	5,994,000
Bulwangan National High School	25,376,000	1,675,000	27,051,000
Cabacungan National High School	18,394,000	1,308,00	19,702,000
Calatrava National High School	32,643,000	3,014,000	35,657,000
Camalanda-an National High School	7,757,000	677,000	8,434,000
Caningay National High School	11,145,000	805,000	11,950,000
Cansilayan National High School	8,697,000	773,000	9,470,000
Carabalan National High School	7,110,000	745,000	7,855,000
Catalino Soliaguen National High School (formerly Miranda National High School)	8,096, 000	750,000	8,846,000
Cauayan National High School	12,502,000	1,314,000	13,816,000
Col. Griffin National High School	13,884,000	1,445,000	15,329,000
Culipapa National High School	12,882,000	1,132,000	14,014,000
Don Florencio Villafranca Memorial National High School	3,182,000	408,000	3,590,000
Don Hilarion G. Gonzaga Memorial High School	14,188,000	1,339,000	15,527,000
Don Simplicio Lizares Memorial National High School	8,729,000	762,000	9,491,000
Dr. Antonio Lizares National High School	17,142,000	1,349,000	18,491,000
E. B. Magalona National High School	42,532,000	3,461,000	45,993,000
Enriqueta Montilla de Esteban Memorial High School	18,479,000	1,640,000	20,119,000
Eva J. Montilla National High School	9,211,000	953,000	10,164,000
Florentina F. Caña Recto Memorial High School	8,206,000	660,000	8,866,000
Gil Montilla National High School	44,901,000	2,261,000	47,162,000
Guiljungan National High School	23,101,000	1,582,000	24,683,000
Guiljungan National High School - Tuyon Extension	12,379,000	1,155,000	13,534,000
Guinpanaan National High School	30,741,000	1,749,000	32,490,000
Himamaylan National High School	28,786,000	2,806,000	31,592,000
Hinigaran National High School	42,241,000	3,957,000	46,198,000

328	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Inocencio V. Ferrer Memorial School of Fisheries (Talisay School of Fisheries)	14,253,000	1,419,000	15,672,000
Isabela National High School	40,623,000	3,457,000	44,080,000
La Castellana National High School	42,697,000	4,169,000	46,866,000
Labi-labi National High School	7,064,000	676,000	7,740,000
Lopez Jaena National High School	24,541,000	2,391,000	26,932,000
Manalad National High School	3,836,000	548,000	4,384,000
Manapla National High School	42,402,000	3,364,000	45,766,000
Murcia National High School	24,102,000	2,220,000	26,322,000
Nabulao National High School	16,499,000	1,207,000	17,706,000
Negros Occidental High School	88,372,000	6,878,000	95,250,000
Negros Occidental National Industrial School of Home Industries	16,778,000	1,308,000	18,086,000
Pahilanga National High School	7,224,000	661,000	7,885,000
Payao National High School	16,796,000	1,402,000	18,198,000
Pontevedra National High School	19,630,000	1,847,000	21,477,000
Quirico G. Hanzano Memorial National High School (Caningay National High School - Candoni Extension)	8,991,000	894,000	9,885,000
Rafael B. Lacson Memorial High School	34,782,000	3,172,000	37,954,000
Raymundo Tongson National High School	12,247,000	796,000	13,043,000
San Enrique High School	10,421,000	1,021,000	11,442,000
San Isidro National High School, Pontevedra	7,249,000	663,000	7,912,000
Sofronio Carmona Memorial National High School	10,091,000	1,052,000	11,143,000
Tabao National High School	16,975,000	1,367,000	18,342,000
Tabu National High School	16,251,000	1,531,000	17,782,000
Tanza National High School	6,828,000	586,000	7,414,000
Tigbao National High School	9,510,000	949,000	10,459,000
Tinongan National High School	5,621,000	540,000	6,161,000
Toboso National High School	19,866,000	1,781,000	21,647,000
Valladolid National High School	14,699,000	1,348,000	16,047,000
Victorias National High School	82,590,000	6,622,000	89,212,000
Division of Bacolod City	433,009,000	38,844,000	471,853,000

Division Office - Proper	27,199,000	5,031,000	32,230,000
Abkasa National High School	7,300,000	665,000	7,965,000
Alangilan National High School	8,553,000	806,000	9,359,000
Bacolod City National High School	79,066,000	6,071,000	85,137,000
Barangay Singcang Airport National High School	21,544,000	1,814,000	23,358,000
Bata National High School	30,101,000	2,553,000	32,654,000
Domingo Lacson National High School	47,668,000	4,218,000	51,886,000
Emiliano Lizares National High School	27,998,000	2,129,000	30,127,000
Generoso Villanueva, Sr. National High School	7,914,000	701,000	8,615,000
Handumanan National High School (formerly HRRP National High School)	36,270,000	3,253,000	39,523,000
Luis Hervias National High School	29,913,000	2,221,000	32,134,000
Luisa Medel National High School	23,231,000	1,910,000	25,141,000
Mansilingan Agro-Industrial High School	22,600,000	2,196,000	24,796,000
Paglaum Village National High School	11,021,000	1,099,000	12,120,000
Sum-ag National High School	47,818,000	3,641,000	51,459,000
Teofilo Gensoli, Sr. Memorial High School	4,813,000	536,000	5,349,000
Division of Bago City	160,045,000	15,760,000	175,805,000

Ramon Torres Dulao National High School	11,653,000	1,285,000	12,938,000
Ramon Torres Louisiana National High School	28,768,000	2,651,000	31,419,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	329
DEPARTMENT OF EDUCATION

Ramon Torres Ma-ao Sugar Central National High School	14,997,000	1,402,000	16,399,000
Ramon Torres Malingin National High School	13,458,000	1,235,000	14,693,000
Ramon Torres National High School	72,254,000	7,309,000	79,563,000
Ramon Torres Sagasa National High School	9,870,000	960,000	10,830,000
Ramon Torres Taloc National High School	9,045,000	918,000	9,963,000
Division of Cadiz City	157,006,000	15,644,000	172,650,000

Division Office - Proper	35,137,000	5,112,000	40,249,000
Cadiz Viejo National High School	6,782,000	629,000	7,411,000
Caduha-an National High School	15,892,000	1,269,000	17,161,000
Dr. Vicente F. Gustilo Memorial National High School	58,130,000	4,647,000	62,777,000
Mabini National High School	9,439,000	836,000	10,275,000
Sicaba National High School (Cadiz Viejo National High School - Sicaba Extension)	4,928,000	508,000	5,436,000
SPED High School	4,405,000	570,000	4,975,000
Tiglawigan National High School	10,462,000	1,007,000	11,469,000
Villacin National High School	11,831,000	1,066,000	12,897,000
Division of Escalante City	98,017,000	10,287,000	108,304,000

Division Office - Proper		2,578,000	2,578,000
Buenavista National High School	13,497,000	1,004,000	14,501,000
Dian-ay National High School	9,630,000	894,000	10,524,000
Escalante National High School	46,107,000	3,124,000	49,231,000
Mabini National High School	11,708,000	1,064,000	12,772,000
Old Poblacion National High School	11,709,000	1,058,000	12,767,000
Tamlang National High School (Escalante National High School Extension)	5,366,000	565,000	5,931,000
Division of Iloilo City	344,130,000	28,110,000	372,240,000

Division Office - Proper	34,433,000	3,989,000	38,422,000
Fort San Pedro National High School	23,659,000	1,861,000	25,520,000
Iloilo City National High School	83,568,000	6,370,000	89,938,000
Jalandoni Memorial National High School	30,127,000	2,057,000	32,184,000
Jaro National High School	41,393,000	3,581,000	44,974,000
La Paz National High School	42,504,000	2,955,000	45,459,000
Mandurriao National High School	38,146,000	2,894,000	41,040,000
Melchor L. Hava National High School (Iloilo City NHS - Calaparan Extension)	16,585,000	1,464,000	18,049,000
Ramon Avanceña National High School	33,715,000	2,939,000	36,654,000
Division of Kabankalan City	178,798,000	18,731,000	197,529,000

Division Office - Proper	66,549,000	7,326,000	73,875,000
Bantayan National High School	12,306,000	1,188,000	13,494,000
Binicuil National High School	15,327,000	1,469,000	16,796,000
Camansi National High School	8,254,000	850,000	9,104,000
Florentino Galang, Sr. National High School	19,511,000	2,188,000	21,699,000
Inapoy National High School	4,499,000	482,000	4,981,000
Locotan National High School	5,633,000	615,000	6,248,000
Salong National High School	10,881,000	1,078,000	11,959,000
Tabugon National High School	13,499,000	1,238,000	14,737,000
Tampalon National High School	10,031,000	1,089,000	11,120,000
Tapi National High School	12,308,000	1,208,000	13,516,000

330	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Division of La Carlota City	91,183,000	7,505,000	98,688,000

Division Office - Proper	5,915,000	777,000	6,692,000
Doña Hortencia S. Benedicto Memorial National High School	64,319,000	4,728,000	69,047,000
La Granja National High School	12,297,000	1,151,000	13,448,000
San Miguel National High School	8,652,000	849,000	9,501,000

Division of Passi City	96,998,000	8,865,000	105,863,000

Division Office - Proper	21,137,000	2,790,000	23,927,000
Mulapula National High School	6,359,000	685,000	7,044,000
Passi National High School	56,787,000	4,323,000	61,110,000
Salñgan National High School	12,715,000	1,067,000	13,782,000

Division of Roxas City	112,883,000	10,983,000	123,866,000

Division Office - Proper	21,439,000	2,970,000	24,409,000
Bago National High School	3,382,000	380,000	3,762,000
Balijuagan National High School	7,380,000	709,000	8,089,000
Cong. Ramon A. Arnaldo National High School	20,081,000	1,993,000	22,074,000
Culasi National High School	8,179,000	621,000	8,800,000
Dumulog National High School	8,788,000	772,000	9,560,000
Milibili National High School	5,966,000	553,000	6,519,000
Roxas City School of Philippine Craftsmen	18,938,000	1,723,000	20,661,000
Tanque National High School	18,730,000	1,262,000	19,992,000
Division of Sagay City	147,188,000	15,037,000	162,225,000

Division Office - Proper	37,175,000	5,336,000	42,511,000
Bato National High School	13,462,000	1,275,000	14,737,000
Eusebio Lopez Memorial Integrated School (formerly Eusebio Lopez Memorial National High School)	15,711,000	1,560,000	17,271,000
Sagay National High School	64,651,000	5,318,000	69,969,000
Serafin V. Aguilar Integrated School (Serafin V. Aguilar National High School)	3,856,000	445,000	4,301,000
Vito National High School	12,333,000	1,103,000	13,436,000

Division of San Carlos City	76,622,000	8,635,000	85,257,000

Division Office - Proper	6,422,000	680,000	7,102,000
Bagonbon National High School	7,378,000	814,000	8,192,000
Don Carlos Ledesna National High School	17,336,000	1,704,000	19,040,000
Julio Ledesma National High School	36,200,000	4,019,000	40,219,000
Quezon National High School	9,286,000	1,418,000	10,704,000

Division of Silay City	141,152,000	15,310,000	156,462,000

Division Office - Proper	47,714,000	7,964,000	55,678,000
Barangay Guimbaloan National High School	7,703,000	766,000	8,469,000
Doña Monserrat Lopez Memorial High School	85,735,000	6,580,000	92,315,000

Region VII - Central Visayas	6,731,012,000	711,375,000	7,442,387,000

Division of Bohol	1,307,907,000	120,481,000	1,428,388,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	331
DEPARTMENT OF EDUCATION

Division Office - Proper	462,295,000	57,421,000	519,716,000
Aguining National High School	30,977,000	1,438,000	32,415,000
Alicia Technical Vocational High School	18,030,000	1,466,000	19,496,000
Baclayon National High School	10,121,000	879,000	11,000,000
Batuan National High School	13,549,000	1,010,000	14,559,000
Biabas Trade High School	14,817,000	1,138,000	15,955,000
Biking Technical Vocational High School	11,244,000	916,000	12,160,000
Bilar National High School	12,318,000	1,066,000	13,384,000
Cabilao National High School	10,190,000	697,000	10,887,000
Calape National High School	14,028,000	1,287,000	15,315,000
Camambugan National High School	16,110,000	1,265,000	17,375,000
Campao Oriental National High School	8,477,000	755,000	9,232,000
Cangawa National High School	19,616,000	1,868,000	21,484,000
Catigbian National High School	14,468,000	875,000	15,343,000
Clarin School of Fisheries	15,831,000	1,062,000	16,893,000
Corella National High School	12,820,000	1,075,000	13,895,000
Dagohoy National High School	16,385,000	1,208,000	17,593,000
Danao National High School	14,560,000	1,176,000	15,736,000
Francisco L. Adlaon High School	12,351,000	810,000	13,161,000
Guinacot National High School	11,710,000	1,138,000	12,848,000
Hanopol National High School	8,765,000	685,000	9,450,000
Hinlayagan National High School	11,856,000	963,000	12,819,000
Inabanga High School, Nabuad	17,930,000	1,272,000	19,202,000
Katipunan National High School	19,493,000	1,361,000	20,854,000
La Hacienda National High School	10,221,000	855,000	11,076,000
La Union National High School	12,357,000	811,000	13,168,000
Lila National High School	12,000,000	1,078,000	13,078,000
Loboc National High School	7,717,000	699,000	8,416,000
Lourdes National High School	23,163,000	1,958,000	25,121,000
Mahayag National High School	9,832,000	1,104,000	10,936,000
Mayor A. R. Tuazon National School of Fisheries	11,677,000	706,000	12,383,000
Mahawan National High School	13,075,000	897,000	13,972,000
Pangangan National High School, Main	11,057,000	628,000	11,685,000
Pilar Technical Vocational High School	22,144,000	1,972,000	24,116,000
President Carlos P. Garcia Technical Vocational School of Fisheries and Arts	15,803,000	1,285,000	17,088,000
San Agustin National High School	24,940,000	1,444,000	26,384,000
San Isidro National High School, San Isidro	10,121,000	843,000	10,964,000
San Isidro Technical Vocational High School	8,754,000	792,000	9,546,000
San Jose National High School, Inabanga	11,918,000	866,000	12,784,000
San Jose National High School, Talibon	57,265,000	3,040,000	60,305,000
San Miguel Technical Vocational High School	16,030,000	1,505,000	17,535,000
San Pascual National Agricultural High School	15,335,000	978,000	16,313,000
San Roque National High School, Albuquerque, Bohol	13,622,000	1,238,000	14,860,000
San Roque National High School, Mabini, Bohol	18,165,000	1,438,000	19,603,000
Sevilla National High School	11,187,000	740,000	11,927,000
Sierra Bullones Technical Vocational High School	29,872,000	1,675,000	31,547,000
Sikatuna National Agricultural High School	14,633,000	815,000	15,448,000
Southern Inabanga High School	12,218,000	1,073,000	13,291,000
Tabalong National High School	13,190,000	1,252,000	14,442,000
Tabuan National High School	10,012,000	814,000	10,826,000
Tagum Sur National High School	9,270,000	888,000	10,158,000
Tubigon West National High School	31,652,000	1,742,000	33,394,000
Tulang National High School (Getafe High School)	10,041,000	980,000	11,021,000
Union National High School	10,975,000	1,101,000	12,076,000
Valencia Technical Vocational High School	31,720,000	2,433,000	34,153,000

332	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Division of Cebu Province	1,807,615,000	203,640,000	2,011,255,000

Division Office - Proper	434,217,000	111,789,000	546,006,000
Aloguinsan National High School	21,506,000	1,691,000	23,197,000
Arcelo Memorial National High School (San Vicente National High School)	73,469,000	4,583,000	78,052,000
Badian National High School	39,873,000	3,387,000	43,260,000
Bala National High School	9,133,000	809,000	9,942,000
Bantayan National High School	48,784,000	3,851,000	52,635,000
Bartolome and Manuela Pañares Memorial National High School	19,653,000	1,673,000	21,326,000
Bitoon National Vocational High School	28,900,000	2,037,000	30,937,000
Boljoon National High School	18,614,000	1,111,000	19,725,000
Buanoy National High School	69,395,000	3,770,000	73,165,000
Bulak National High School	9,658,000	894,000	10,552,000
Cabangahan National High School	27,993,000	1,384,000	29,377,000
Calape National High School	43,546,000	1,919,000	45,465,000
Camotes National High School	21,009,000	1,680,000	22,689,000
Carmen National High School	50,205,000	3,697,000	53,902,000
Catmon National High School	29,535,000	881,000	30,416,000
Cogon National High School	11,413,000	930,000	12,343,000
Colawin National High School	35,848,000	1,764,000	37,612,000
Compostela National High School	28,761,000	3,102,000	31,863,000
Consolacion National High School	73,270,000	3,659,000	76,929,000
Daanbantayan National High School	25,145,000	2,481,000	27,626,000
Dalaguete National High School	58,138,000	3,514,000	61,652,000
Doña Liling Neis Negapatan National High School	12,687,000	840,000	13,527,000
Juan Pamplona National High School (Tabuelan NHS)	14,082,000	1,342,000	15,424,000
Kawit National High School	26,819,000	1,454,000	28,273,000
Lamac National High School	10,792,000	1,119,000	11,911,000
Lambusan National High School	18,708,000	965,000	19,673,000
Langin National High School	18,227,000	864,000	19,091,000
Lipata National High School	15,250,000	1,420,000	16,670,000
Looc Norte National High School	13,348,000	1,322,000	14,670,000
Madridejos National High School	50,049,000	4,051,000	54,100,000
Maya National High School	13,015,000	1,019,000	14,034,000
Montaneza National High School	14,997,000	1,041,000	16,038,000
Montealegre National High School	44,073,000	1,759,000	45,832,000
Mulao National High School	20,575,000	1,033,000	21,608,000
Patupat National High School	14,992,000	940,000	15,932,000
Pinamungajan National High School	37,374,000	2,829,000	40,203,000
Pitalo National High School	8,597,000	668,000	9,265,000
San Remigio National High School	31,962,000	2,545,000	34,507,000
San Sebastian National High School	11,281,000	989,000	12,270,000
Sangat National High School	25,831,000	1,841,000	27,672,000
Santa Fe National High School	34,934,000	2,356,000	37,290,000
Santa Lucia National High School	17,253,000	1,270,000	18,523,000
Santander National High School	37,676,000	1,661,000	39,337,000
Sibonga National High School	25,693,000	1,882,000	27,575,000
Tabunan National High School	32,553,000	1,487,000	34,040,000
Tayud National High School	18,267,000	1,661,000	19,928,000
Tubod National High School (Camp 7 NHS Extension)	18,635,000	1,119,000	19,754,000
Tulay National High School	18,704,000	1,566,000	20,270,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	333
DEPARTMENT OF EDUCATION

Tungkop National High School	14,787,000	1,373,000	16,160,000
Usmad National High School	8,389,000	618,000	9,007,000
Division of Negros Oriental	651,889,000	78,167,000	730,056,000

Division Office - Proper	151,068,000	43,413,000	194,481,000
Amlan National High School	18,558,000	1,457,000	20,015,000
Ayungon National High School	23,962,000	1,928,000	25,890,000
Casiano Z. Napigkit National High School	9,129,000	810,000	9,939,000
Dauin National High School	32,423,000	1,836,000	34,259,000
Demetrio Alviola National High School	31,801,000	2,825,000	34,626,000
Don Emilio Macias Memorial National High School (formerly San Francisco National High School)	40,454,000	1,734,000	42,188,000
Jimalalud National High School	20,725,000	1,563,000	22,288,000
Jose B. Cardenas Municipal High School (Canlaon City National High School)	40,056,000	2,730,000	42,786,000
La Libertad Technical Vocational School	18,196,000	1,680,000	19,876,000
Mabinay National High School	45,022,000	2,714,000	47,736,000
Manjuyod High School	28,396,000	1,971,000	30,367,000
Maria Macahig National High School	22,702,000	1,366,000	24,068,000
Negros Oriental National High School	50,512,000	4,128,000	54,640,000
Santiago Demo National High School (formerly Malway National High School)	12,004,000	1,056,000	13,060,000
Siaton National High School	42,352,000	2,315,000	44,667,000
Sibulan Memorial National High School	34,864,000	2,016,000	36,880,000
Tambo National High School	8,613,000	1,054,000	9,667,000
Valencia National High School (Valencia Tech. School)	21,052,000	1,571,000	22,623,000
Division of Siquijor	103,977,000	9,665,000	113,642,000

Division Office - Proper	49,676,000	5,282,000	54,958,000
Campalanas National High School	10,551,000	1,055,000	11,606,000
Cang-alwang National High School	7,124,000	624,000	7,748,000
Enrique Villanueva National High School	11,056,000	807,000	11,863,000
Lazi National Agricultural School	14,997,000	1,179,000	16,176,000
Tambisan National High School	10,573,000	718,000	11,291,000
Division of Bais City	111,549,000	9,763,000	121,312,000

Division Office - Proper	44,142,000	6,798,000	50,940,000
Bais City National High School (Main)	67,407,000	2,965,000	70,372,000
Division of Bayawan City	133,578,000	19,946,000	153,524,000

Division Office - Proper	14,470,000	12,864,000	27,334,000
Basay National High School	19,806,000	1,327,000	21,133,000
Bayawan National High School	62,265,000	4,057,000	66,322,000
Kalumboyan National High School	37,037,000	1,698,000	38,735,000
Division of Bogo City	52,771,000	6,187,000	58,958,000

Division Office - Proper	12,724,000	5,066,000	17,790,000
Banban National High School	40,047,000	1,121,000	41,168,000

334	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Division of Carcar City	106,018,000	11,008,000	117,026,000

Division Office - Proper	44,385,000	5,629,000	50,014,000
Carcar National High School (Poblacion Night)	25,128,000	1,880,000	27,008,000
Ocaña National High School (Valladolid National High School Extension)	21,921,000	2,125,000	24,046,000
Valladolid National High School	14,584,000	1,374,000	15,958,000
Division of Cebu City	749,316,000	77,435,000	826,751,000

Division Office - Proper	174,749,000	32,236,000	206,985,000
Abellana National High School (Day & Night)	76,063,000	8,442,000	84,505,000
Adlaon National High School	6,472,000	682,000	7,154,000
Bonbon National High School	13,236,000	943,000	14,179,000
Busay National High School	9,946,000	772,000	10,718,000
Camp Lapu-lapu National High School (Day & Night)	38,954,000	2,787,000	41,741,000
Cebu City National Science High School	13,759,000	1,200,000	14,959,000
Don Carlos Gothong Memorial National High School	88,135,000	5,542,000	93,677,000
Don Sergio Osmeña, Sr. Memorial National High School (Day & Night)	55,854,000	3,447,000	59,301,000
Don Vicente Rama Memorial High School (Day & Night)	53,041,000	3,936,000	56,977,000
Florencio S. Urot Memorial National High School	57,963,000	3,455,000	61,418,000
Guba National High School	8,176,000	769,000	8,945,000
Pardo National High School (Day & Night)	40,946,000	3,732,000	44,678,000
Pit-os National High School (Day & Night)	23,752,000	2,040,000	25,792,000
Ramon Duterte Memorial National High School (Day & Night)	55,218,000	4,435,000	59,653,000
Talamban National High School	33,052,000	3,017,000	36,069,000
Division of Danao City	159,945,000	16,295,000	176,240,000

Division Office - Proper	72,691,000	12,352,000	85,043,000
Cabungahan National High School	48,714,000	1,800,000	50,514,000
Guinsay National High School	10,883,000	1,077,000	11,960,000
Lawaan National High School	27,657,000	1,066,000	28,723,000
Division of Dumaguete City	93,813,000	9,792,000	103,605,000

Division Office - Proper	9,028,000	1,774,000	10,802,000
Dumaguete City National High School, Junob	19,171,000	1,632,000	20,803,000
Dumaguete City National High School, Main - Calindagan	41,348,000	2,725,000	44,073,000
Dumaguete City Science High School	7,923,000	2,380,000	10,303,000
Taclobo National High School	16,343,000	1,281,000	17,624,000
Division of Guihulngan City	104,404,000	13,379,000	117,783,000

Division Office - Proper	27,164,000	7,318,000	34,482,000
Guihulngan National High School, Poblacion	47,763,000	3,178,000	50,941,000
Tagbino Provincial High School	28,488,000	1,443,000	29,931,000
Tagbino Provincial High School Vallehermosa Provincial Community High School	989,000	1,440,000	2,429,000
Division of Lapu-lapu City	376,347,000	36,102,000	412,449,000

Division Office - Proper	16,582,000	10,261,000	26,843,000
Babag National High School	58,998,000	4,736,000	63,734,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	335
DEPARTMENT OF EDUCATION

Bankal National High School	60,934,000	3,926,000	64,860,000
Lo-oc National High School	10,564,000	947,000	11,511,000
Mactan National High School	48,276,000	3,625,000	51,901,000
Marigondon National High School	91,223,000	5,681,000	96,904,000
Pajo National High School	36,953,000	2,746,000	39,699,000
Pusok National High School	27,301,000	2,034,000	29,335,000
Sta. Rosa National High School	25,516,000	2,146,000	27,662,000
Division of Mandaue City	270,829,000	27,679,000	298,508,000

Division Office - Proper	46,964,000	8,119,000	55,083,000
Cabancalan National High School	40,256,000	3,130,000	43,386,000
Canduman National High School	35,933,000	2,717,000	38,650,000
Don Gerado LL. Ouano Memorial National High School	27,417,000	2,325,000	29,742,000
Jagobiao National High School	13,378,000	1,317,000	14,695,000
Mandaue City Comprehensive National High School	54,055,000	5,117,000	59,172,000
Paknaan National High School	26,865,000	2,675,000	29,540,000
Subangdaku Technical-Vocational School	8,619,000	998,000	9,617,000
Tipolo National High School	17,342,000	1,281,000	18,623,000
Division of Naga City	115,930,000	13,959,000	129,889,000

Division Office - Proper	43,800,000	8,961,000	52,761,000
Naga National High School	57,279,000	4,064,000	61,343,000
Tuyan National High School	14,851,000	934,000	15,785,000
Division of Tagbilaran City	116,899,000	9,363,000	126,262,000

Division Office - Proper	12,015,000	1,414,000	13,429,000
Cogon High School Evening Class	12,012,000	1,058,000	13,070,000
Dr. Cecilio Putong National High School (Bohol NHS)	62,431,000	4,753,000	67,184,000
Manga National High School	19,125,000	1,287,000	20,412,000
Mansasa National High School	11,316,000	851,000	12,167,000
Division of Talisay City	177,704,000	19,238,000	196,942,000

Division Office - Proper	144,759,000	16,199,000	160,958,000
Jaclupan National High School (Cansojong NHS)	21,140,000	1,892,000	23,032,000
Mohon Divino Amore National High School	11,805,000	1,147,000	12,952,000
Division of Tanjay City	124,227,000	12,584,000	136,811,000

Division Office - Proper	42,829,000	7,507,000	50,336,000
Lourdes L. del Prado Memorial National High School (formerly Tanjay National High School, Sta. Cruz)	20,769,000	1,106,000	21,875,000
Pamplona National High School	15,309,000	1,281,000	16,590,000
Sta. Agueda National High School	19,921,000	1,098,000	21,019,000
Tanjay National High School, Opao	25,399,000	1,592,000	26,991,000
Division of Toledo City	166,294,000	16,692,000	182,986,000

Division Office - Proper	93,107,000	9,488,000	102,595,000
Bato National High School	18,847,000	1,774,000	20,621,000
Don Andres Soriano National High School	28,915,000	2,925,000	31,840,000
Magdugo National High School	13,152,000	1,143,000	14,295,000
Toledo City National Vocational High School	12,273,000	1,362,000	13,635,000

336	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region VIII - Eastern Visayas	4,449,551,000	469,869,000	4,919,420,000

Division of Biliran	228,858,000	21,171,000	250,029,000

Division Office - Proper	125,666,000	12,477,000	138,143,000
Culaba National Vocational School	11,173,000	836,000	12,009,000
Kawayan National High School	9,489,000	922,000	10,411,000
Manlabang National High School	29,838,000	2,461,000	32,299,000
Maripipi National Vocational School	12,830,000	924,000	13,754,000
Naval National High School	19,963,000	1,736,000	21,699,000
Naval School of Fisheries	19,899,000	1,815,000	21,714,000
Division of Eastern Samar	497,673,000	45,434,000	543,107,000

Division Office - Proper	279,476,000	27,451,000	306,927,000
Alugan National School of Craftsmanship and Handicraft Industries	8,684,000	826,000	9,510,000
Dolores National High School	45,171,000	3,369,000	48,540,000
Giporlos National Trade School	15,999,000	1,384,000	17,383,000
Guiuan National High School	25,856,000	1,801,000	27,657,000
Lawaan National School of Craftsmanship and Home Industries	14,228,000	1,326,000	15,554,000
Llorente National High School	21,705,000	1,812,000	23,517,000
MacArthur National Agricultural School	12,835,000	1,282,000	14,117,000
Matarinao School of Fisheries	7,746,000	769,000	8,515,000
Samar National Pilot Opportunity School of Agriculture	11,372,000	992,000	12,364,000
Southern Samar National Comprehensive High School (Balangiga NHS)	17,554,000	1,430,000	18,984,000
Sulat National High School	11,381,000	1,135,000	12,516,000
Taft National High School	25,666,000	1,857,000	27,523,000
Division of Leyte	806,057,000	137,226,000	943,283,000

Division Office - Proper	605,957,000	121,547,000	727,504,000
Bato School of Fisheries	22,898,000	1,855,000	24,753,000
Burauen Comprehensive National High School	32,473,000	2,514,000	34,987,000
Carigara National High School	23,346,000	1,729,000	25,075,000
Dr. Geronino B. Zaldivar Memorial School of Fisheries	13,197,000	1,241,000	14,438,000
Dulag National High School	37,390,000	2,676,000	40,066,000
Hilongos National Vocational School	33,714,000	3,028,000	36,742,000
Leyte Agro-Industrial School	23,003,000	1,321,000	24,324,000
Merida Vocational School	14,079,000	1,315,000	15,394,000
Division of Northern Samar	772,156,000	69,623,000	841,779,000

Division Office - Proper	420,788,000	40,538,000	461,326,000
Allen National High School (Balicuatro NHS)	28,930,000	2,612,000	31,542,000
Basilio B. Chan Memorial Agricultural and Industrial School	27,383,000	2,088,000	29,471,000
Babon School for Philippine Craftsmen	19,813,000	1,427,000	21,240,000
Capul Agro-Industrial High School	14,099,000	1,563,000	15,662,000
Catarman National High School	41,718,000	3,532,000	45,250,000
Catubig Valley National High School	22,628,000	1,861,000	24,489,000
Don Juan F. Avalon National High School (San Roque NHS)	24,157,000	1,970,000	26,127,000
Eladio T. Balite Memorial School of Fisheries	20,356,000	1,406,000	21,762,000
Gala Vocational School	18,368,000	1,280,000	19,648,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	337
DEPARTMENT OF EDUCATION

Lorenzo S. Menzon Agro-Industrial School (Lapinig AIMS)	10,919,000	895,000	11,814,000
Mapanas Agro-Industrial High School	12,790,000	1,021,000	13,811,000
Mondragon Agro-Industrial High School	18,231,000	1,329,000	19,560,000
San Antonio Agricultural and Vocational School	9,740,000	862,000	10,602,000
San Isidro Agro-Industrial High School	13,694,000	833,000	14,527,000
San Jose Technical High School	19,835,000	1,639,000	21,474,000
San Roque-Pambujan Vocational High School	7,773,000	664,000	8,437,000
San Vicente School of Fisheries	5,331,000	510,000	5,841,000
Silvino Lubos Vocational High School	6,755,000	718,000	7,473,000
Sumuroy Agro-Industrial High School	28,848,000	2,875,000	31,723,000
Division of Samar	607,186,000	60,457,000	667,643,000

Division Office - Proper	417,015,000	45,741,000	462,756,000
Basey National High School	32,390,000	2,420,000	34,810,000
Calbiga National High School	32,193,000	2,739,000	34,932,000
Clarencio Calagos Memorial School of Fisheries	20,048,000	1,663,000	21,711,000
Hinabangan National High School (Rawis NHS)	16,884,000	1,262,000	18,146,000
Sta. Margarita National High School	13,144,000	997,000	14,141,000
Tarangnan National High School	17,655,000	1,219,000	18,874,000
Valeriana C. Yancha Memorial Agricultural School	17,926,000	1,244,000	19,170,000
West Coast Agricultural High School	14,914,000	1,280,000	16,194,000
Wright National High School	25,017,000	1,892,000	26,909,000
Division of Southern Leyte	349,184,000	33,543,000	382,727,000

Division Office - Proper	321,299,000	30,891,000	352,190,000
Pintuyan National Vocational High School	9,038,000	889,000	9,927,000
Silago National Vocational School	9,242,000	848,000	10,090,000
Villa Jacinta National Vocational School	9,605,000	915,000	10,520,000
Division of Baybay City	120,429,000	11,128,000	131,557,000

Division Office - Proper	63,260,000	6,701,000	69,961,000
Baybay National High School	57,169,000	4,427,000	61,596,000
Division of Borongan City	101,459,000	7,964,000	109,423,000

Division Office - Proper	33,316,000	3,264,000	36,580,000
Eastern Samar National Comprehensive High School	49,417,000	3,681,000	53,098,000
Lalawigan National High School	18,726,000	1,019,000	19,745,000
Division of Calbayog City	205,634,000	19,638,000	225,272,000

Division Office - Proper	188,851,000	18,206,000	207,057,000
Rafael Lentejas Memorial School of Fisheries	16,783,000	1,432,000	18,215,000
Division of Catbalogan City	140,157,000	11,943,000	152,100,000

Division Office - Proper	56,500,000	6,409,000	62,909,000
Samar National High School	83,657,000	5,534,000	89,191,000
Division of Maasin City	97,873,000	9,045,000	106,918,000

Division Office - Proper	91,242,000	8,505,000	99,747,000
Maasin Vocational High School	6,631,000	540,000	7,171,000

338	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Division of Ormoc city	227,369,000	20,011,000	247,380,000

Division office - proper	120,393,000	10,876,000	131,269,000
Ipil National High School	27,896,000	2,358,000	30,254,000
New Ormoc City National High School	79,080,000	6,777,000	85,857,000
Division of Tacloban City	295,516,000	22,686,000	318,202,000

Division Office - Proper	23,616,000	3,559,000	27,175,000
Cirilo Roy Montejo National High School (Panalaron National High School)	28,679,000	1,951,000	30,630,000
Leyte National High School	107,092,000	7,441,000	114,533,000
Marasbaras National High School	18,891,000	1,288,000	20,179,000
Sagkahan National High School	40,575,000	2,548,000	43,123,000
San Jose National High School	31,501,000	2,357,000	33,858,000
Tacloban City Night High School	11,113,000	867,000	11,980,000
Tacloban National Agricultural School	11,006,000	995,000	12,001,000
Tacloban National High School	23,043,000	1,680,000	24,723,000
Region IX - Zamboanga Peninsula	3,619,598,000	343,349,000	3,962,947,000

Division of Zamboanga del Norte	754,841,000	75,793,000	830,634,000

Division Office - Proper	480,423,000	54,252,000	534,675,000
Bacungan National High School	22,918,000	1,532,000	24,450,000
Dohinob National High School	8,513,000	715,000	9,228,000
Katipunan National High School	29,435,000	2,327,000	31,762,000
Kipit Agro-Fishery High School	12,725,000	1,213,000	13,938,000
Liloy National High School	35,833,000	2,917,000	38,750,000
Manukan National High School	19,766,000	1,580,000	21,346,000
Piñan National High School	15,677,000	1,321,000	16,998,000
Polanco National High School	24,948,000	1,604,000	26,552,000
Salug National High School	20,641,000	1,471,000	22,112,000
Sergio Osmeña National High School	20,014,000	1,548,000	21,562,000
Sindangan National Agricultural School	27,936,000	2,552,000	30,488,000
Sindangan National High School	36,012,000	2,761,000	38,773,000
Division of Zamboanga del Sur	864,305,000	84,294,000	948,599,000

Division Office - Proper	606,484,000	65,325,000	671,809,000
Balongating National High School	10,280,000	721,000	11,001,000
Bayog National High School	26,876,000	1,721,000	28,597,000
Commonwealth National High School	24,417,000	1,366,000	25,783,000
Dimataling National High School	10,698,000	727,000	11,425,000
Dinas National High School	17,640,000	1,044,000	18,684,000
Kabatan National High School	14,869,000	1,175,000	16,044,000
Lapuyan National High School	16,558,000	1,361,000	17,919,000
Mahayag National High School	20,823,000	1,535,000	22,358,000
Molave Vocational School (Molave Vocational TS)	46,303,000	4,152,000	50,455,000
Panagaan National High School	13,333,000	777,000	14,110,000
Tambulig (Echanca) National High School	29,137,000	1,719,000	30,856,000
Tukuran Technical Vocational High School (Tukuran Comprehensive NHS - San Carlos NHS)	26,887,000	2,671,000	29,558,000
Division of Zamboanga Sibugay	648,805,000	59,450,000	708,255,000

Division office - proper	339,779,000	34,778,000	374,557,000
Alicia National High School	24,673,000	1,754,000	26,427,000
Diplahan National High School	20,698,000	1,486,000	22,184,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	339
DEPARTMENT OF EDUCATION

Francisco Ramos National High School	17,607,000	1,577,000	19,184,000
Imelda National High School	17,146,000	1,599,000	18,745,000
Ipil National High School	14,401,000	1,366,000	15,767,000
Kabasalan National High School	20,601,000	1,700,000	22,301,000
Malangas National High School	21,244,000	1,381,000	22,625,000
Naga National High School	11,969,000	1,034,000	13,003,000
Olutanga National High School	I8,042,000	1,498,000	19,540,000
Siay National High School	22,470,000	1,780,000	24,250,000
Sta. Clara National High School	12,354,000	1,037,000	13,391,000
Surabay National High School	28,060,000	2,292,000	30,352,000
Talusan National High School	9,784,000	938,000	10,722,000
Titay National High School	26,646,000	2,092,000	28,738,000
Tungawan National High School	19,713,000	1,492,000	21,205,000
Zamboanga Zibugay National High School (Pangi NNS)	23,618,000	1,646,000	25,264,000
Division of Dapitan City	93,257,000	8,671,000	101,928,000

Division Office - Proper	54,924,000	5,278,000	60,202,000
Dapitan City High School	28,998,000	2,642,000	31,640,000
Ilaya National High School	9,335,000	751,000	10,086,000
Division of Dipolog City	168,218,000	13,894,000	182,112,000

Division Office - Proper	33,255,000	3,261,000	36,516,000
Alberto Q. Ubay Memorial Agro-Tech Science High School	10,742,000	934,000	11,676,000
Galas National High School	28,321,000	2,120,000	30,441,000
Punta National High School	14,518,000	1,431,000	15,949,000
Sicayab National High School	12,588,000	1,150,000	13,738,000
Zamboanga del Norte National High School	68,794,000	4,998,000	73,792,000
Division of Isabela City	131,599,000	12,775,000	144,374,000

Division Office - Proper	41,354,000	5,611,000	46,965,000
Basilan National High School	74,642,000	6,040,000	80,682,000
Begang National High School	15,603,000	1,124,000	16,727,000
Division of Pagadian City	227,347,000	18,914,000	246,261,000

Division Office - Proper	61,847,000	7,059,000	68,906,000
Lala National High School	8,401,000	598,000	8,999,000
Napolan National High School	17,655,000	1,362,000	19,017,000
Pagadian City National Comprehensive High School	15,559,000	1,006,000	16,565,000
Pagadian City National High School (Danlugan)	14,307,000	998,000	15,305,000
Tawagan Sur National High School	14,355,000	1,020,000	15,375,000
Zamboanga del Sur National High School	74,577,000	5,108,000	79,685,000
Zamboanga del Sur School of Arts and Trades	20,646,000	1,763,000	22,409,000
Division of Zamboanga City	731,226,000	69,558,000	800,784,000

Division Office - Proper	190,930,000	22,084,000	213,014,000
Arena Blanco National High School	21,559,000	1,808,000	23,367,000
Ayala National High School	44,704,000	3,909,000	48,613,000
Culianan National High School	25,748,000	2,406,000	28,154,000
Curuan National High School	20,217,000	2,046,000	22,263,000
Don Pablo Lorenzo Memorial High School	87,025,000	7,029,000	94,054,000

340	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Manicahan National High School	18,184,000	1,705,000	19,889,000
Maria Clara L. Lobregat National High School (Divisoria National High School)	42,372,000	3,947,000	46,319,000
Mercedes National High School	17,360,000	1,715,000	19,075,000
Regional Science High School (Zamboanga Regional SNS)	9,350,000	2,128,000	11,478,000
Southcom National High School	21,241,000	1,839,000	23,080,000
Vitali National High School	19,497,000	1,573,000	21,070,000
Zamboanga City National High School (Main)	123,807,000	9,606,000	133,413,000
Zamboanga City National High School (West)	89,232,000	7,763,000	96,995,000
Region X - Northern Mindanao	3,720,305,000	363,361,000	4,083,666,000

Division of Bukidnon	689,097,000	67,966,000	757,063,000

Division Office - Proper	611,290,000	61,571,000	672,861,000
Bukidnon National School of Home Industries	43,401,000	3,505,000	46,906,000
Manolo Fortich National High School	34,406,000	2,890,000	37,296,000
Division of Camiguin	109,844,000	11,071,000	120,915,000

Division Office - Proper	92,833,000	9,644,000	102,477,000
Camiguin National High School	17,011,000	1,427,000	18,438,000
Division of Lanao del Norte	358,970,000	36,591,000	395,561,000

Division Office - Proper	218,806,000	25,036,000	243,842,000
Baloi National High School	10,695,000	960,000	11,655,000
Kapatagan National High School	30,478,000	2,552,000	33,030,000
Lala National High School	44,289,000	3,463,000	47,752,000
Lanao del Norte National Comprehensive High School	38,574,000	3,213,000	41,787,000
Maigo National High School	16,128,000	1,367,000	17,495,000
Division of Misamis Occidental	266,874,000	25,652,000	292,526,000

Division Office - Proper	192,841,000	19,696,000	212,537,000
Aloran Trade High School	24,529,000	2,310,000	26,839,000
Baliangao School of Fisheries	12,511,000	931,000	13,442,000
Clarin National High School	36,993,000	2,715,000	39,708,000
Division of Misamis Oriental	752,092,000	71,005,000	823,097,000

Division Office - Proper	438,809,000	44,696,000	483,505,000
Alubijid National Comprehensive High School	30,816,000	2,484,000	33,300,000
Initao National Comprehensive High School	22,373,000	2,266,000	24,639,000
Laguindingan National High School	22,015,000	2,039,000	24,054,000
Libertad National High School	16,437,000	1,333,000	17,770,000
Medina National Comprehensive High School	30,826,000	2,664,000	33,490,000
Misamis Oriental General Comprehensive High School	116,894,000	9,275,000	126,169,000
Opol National Secondary Technical School	34,119,000	2,966,000	37,085,000
Salay National High School	25,145,000	2,154,000	27,299,000
Sugbongcogon National High School	14,658,000	1,128,000	15,786,000
Division of Cagayan de Oro City	456,943,000	45,437,000	502,380,000

Division Office - Proper	456,943,000	45,437,000	502,380,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	341
DEPARTMENT OF EDUCATION

Division of El Salvador City	34,031,000	3,317,000	37,348,000

Division Office - Proper	34,031,000	3,317,000	37,348,000
Division of Gingoog City	124,478,000	12,668,000	137,146,000

Division Office - Proper	124,478,000	12,668,000	137,146,000
Division of Iligan City	326,621,000	31,480,000	358,101,000

Division Office - Proper	8,957,000	10,079,000	19,036,000
Acelo C. Badelles, Sr. Memorial High School (Tipanoy NHS)	17,056,000	1,028,000	18,084,000
Bunawan Agricultural High School	2,727,000	422,000	3,149,000
Bunawan National High School	8,160,000	493,000	8,653,000
Dalipuga National High School	20,607,000	1,349,000	21,956,000
Iligan City East National High School (Sta. Filomena)	55,607,000	3,618,000	59,225,000
Iligan City National School of Fisheries	16,758,000	1,472,000	18,230,000
Iligan City National High School	132,180,000	8,446,000	140,626,000
Maria Cristina National High School	14,346,000	836,000	15,182,000
Rogongon Agricultural High School	2,816,000	399,000	3,215,000
Suarez National High School	12,288,000	1,129,000	13,417,000
Tomas Cabili National High School	20,264,000	1,418,000	21,682,000
Tubaran National High School	14,855,000	791,000	15,646,000
Division of Malaybalay City	158,532,000	17,701,000	176,233,000

Division Office - Proper	64,005,000	11,340,000	75,345,000
Bukidnon National High School	94,527,000	6,361,000	100,888,000
Division of Oroquieta City	97,924,000	8,367,000	106,291,000

Division Office - Proper	45,437,000	4,444,000	49,881,000
Misamis Occidental National High School	52,487,000	3,923,000	56,410,000
Division of Ozamiz City	152,323,000	13,335,000	165,658,000

Division Office - Proper	60,374,000	6,289,000	66,663,000
Labo National High School	14,879,000	1,107,000	15,986,000
Ozamiz City National High School	52,363,000	3,918,000	56,281,000
Ozamiz City School of Arts and Trades	24,707,000	2,021,000	26,728,000
Division of Tangub City	91,139,000	7,855,000	98,994,000

Division Office - Proper	57,762,000	5,416,000	63,178,000
Tangub City National High School	33,377,000	2,439,000	35,816,000
Division of Valencia City	101,437,000	10,916,000	112,353,000

Division Office - Proper	28,168,000	5,774,000	33,942,000
Valencia National High School	73,269,000	5,142,000	78,411,000
Region XI - Davao	3,968,646,000	401,340,000	4,369,986,000

Division of Compostela Valley	697,533,000	67,385,000	764,918,000

Division Office - Proper	273,362,000	31,210,000	304,572,000
Andili National High School	9,685,000	876,000	10,561,000
Anibongan National High School	11,036,000	1,089,000	12,125,000

342	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Atty. Orlando S. Rimando National High School	39,135,000	3,321,000	42,456,000
Compostela National High School	47,757,000	4,062,000	51,819,000
Gabi National High School	10,920,000	1,056,000	11,976,000
Laak National High School	28,504,000	2,694,000	31,198,000
Lorenzo S. Sarmiento, Sr. National High School	19,531,000	1,750,000	21,281,000
Mabini National High School	18,028,000	1,369,000	19,397,000
Mainit National High School	9,061,000	837,000	9,898,000
Manat National High School	15,146,000	1,312,000	16,458,000
Maragusan National High School	30,704,000	2,640,000	33,344,000
Monkayo National High School	45,085,000	3,497,000	48,582,000
Montevista National High School	29,340,000	2,254,000	31,594,000
Nabunturan National Comprehensive High School	49,521,000	3,812,000	53,333,000
New Bataan National High School	16,593,000	1,675,000	18,268,000
Pantukan National High School	32,134,000	2,763,000	34,897,000
Pindasan National High School	11,991,000	1,168,000	13,159,000
Division of Davao del Norte	393,544,000	37,982,000	431,526,000

Division Office - Proper	147,710,000	17,131,000	164,841,000
Asuncion National High School	25,645,000	2,229,000	27,874,000
Cabay-angan National High School	10,032,000	928,000	10,960,000
Carmen National High School	26,841,000	2,374,000	29,215,000
Dujali National High School	14,969,000	1,267,000	16,236,000
Kapalong National High School	32,556,000	2,221,000	34,777,000
Kimamon National High School	14,463,000	1,283,000	15,746,000
New Corella National High School	28,853,000	2,558,000	31,411,000
Sagayen National High School	15,917,000	1,425,000	17,342,000
Sawata National High School	13,749,000	1,217,000	14,966,000
Sto. Niño National High School	13,361,000	1,066,000	14,427,000
Sto. Tomas National High School	49,448,000	4,283,000	53,731,000
Division of Davao del Sur	330,490,000	34,388,000	364,878,000

Division Office - Proper	79,631,000	12,336,000	91,967,000
Barayong National High School	18,211,000	1,670,000	19,881,000
Davao del Sur School of Fisheries	24,434,000	2,048,000	26,482,000
Federico Yap National High School (Astorga National High School)	14,102,000	1,354,000	15,456,000
Governor D. Llanos National High School	8,714,000	855,000	9,569,000
Hagonoy National High School	31,523,000	2,555,000	34,078,000
Ihan National High School	8,360,000	773,000	9,133,000
Inawayan National High School	10,914,000	1,196,000	12,110,000
Marber National High School	15,500,000	1,363,000	16,863,000
Matanao National High School	39,378,000	3,380,000	42,758,000
Padada National High School	17,902,000	1,632,000	19,534,000
Sta. Cruz National High School	36,600,000	2,921,000	39,521,000
Sulop National High School	25,221,000	2,305,000	27,526,000
Division of Davao Occidental	195,357,000	21,504,000	216,861,000

Division Office - Proper	86,662,000	10,498,000	97,160,000
Alberto Olarte, Sr. National High School (Mabila National High School)	9,307,000	1,175,000	10,482,000
Basiawan National High School	9,569,000	978,000	10,547,000
Edna Guillermo Memorial High School	7,785,000	1,015,000	8,800,000
Heracleo Casco Memorial National High School	19,924,000	1,970,000	21,894,000
Jose Abad Santos National High School	17,621,000	1,678,000	19,299,000
Kalbay National High School	7,936,000	750,000	8,686,000
Mariano Peralta National High School	36,553,000	3,440,000	39,993,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	343
DEPARTMENT OF EDUCATION

Division of Davao Oriental	176,694,000	20,264,000	196,958,000

Division Office - Proper	110,440,000	13,394,000	123,834,000
Baganga National High School	20,900,000	2,010,000	22,910,000
Caraga National High School	16,006,000	1,416,000	17,422,000
Cateel National Agricultural High School	6,966,000	795,000	7,761,000
Cateel Vocational High School	22,382,000	2,649,000	25,031,000
Division of Davao City	1,174,890,000	122,842,000	1,297,732,000

Division Office - Proper	160,823,000	25,931,000	186,754,000
A. Navarro National High School	33,036,000	2,877,000	35,913,000
Baguio National School of Arts and Trades	17,936,000	1,618,000	19,554,000
Bernardo Carpio National High School	35,535,000	2,635,000	38,170,000
Biao National High School	8,366,000	745,000	9,111,000
Binowang National High School	4,529,000	448,000	4,977,000
Binugao National High School	9,362,000	881,000	10,243,000
Cabantian National High School	24,909,000	2,473,000	27,382,000
Calinan National High School	43,725,000	3,472,000	47,197,000
Catalunan Pequeño National High School	15,215,000	2,592,000	17,807,000
Crossing Bayabas National High School	39,265,000	3,639,000	42,904,000
Dacudao National High School	9,969,000	899,000	10,868,000
Daniel R. Aguinaldo National High School	85,886,000	8,944,000	94,830,000
Davao City National High School	121,455,000	11,063,000	132,518,000
Doña Carmen Denia National High School	57,013,000	4,247,000	61,260,000
Dr. Santiago Dakudao National High School	15,353,000	1,395,000	16,748,000
Erico T. Nograles National High School	19,850,000	2,845,000	22,695,000
F. Bangoy National High School	66,735,000	5,501,000	72,236,000
F. Bustamante National High School	38,979,000	4,154,000	43,133,000
Gargonio Tajo, Sr. National High School	4,867,000	639,000	5,506,000
Gov. Vicente Duterte National High School	10,408,000	1,950,000	12,358,000
Jesus J. Soriano National High School	15,485,000	2,467,000	17,952,000
Leon Garcia, Sr. National High School	19,227,000	1,786,000	21,013,000
Los Amigos National High School	14,878,000	1,438,000	16,316,000
Lower Tamugan National High School	15,636,000	1,087,000	16,723,000
Ma-a National High School	32,386,000	3,826,000	36,212,000
Mabini National High School	19,680,000	2,536,000	22,216,000
Malabog National High School	11,277,000	860,000	12,137,000
Marilog National High School	12,495,000	1,219,000	13,714,000
Mintal Comprehensive High School	33,151,000	2,886,000	36,037,000
Pablo Lorenzo National High School (Mandug National High School)	14,575,000	1,489,000	16,064,000
Sirib National High School	6,655,000	564,000	7,219,000
Sta. Ana National High School	102,831,000	8,313,000	111,144,000
Tagakpan National High School	11,399,000	740,000	12,139,000
Talomo National High School	23,412,000	2,818,000	26,230,000
Teofilo V. Fernandez National High School (Indangan National High School)	11,720,000	1,288,000	13,008,000
Toril National High School	6,867,000	577,000	7,444,000
Division of Digos City	165,032,000	13,882,000	178,914,000

Division Office - Proper	15,882,000	3,522,000	19,404,000
Digos City National High School (Davao del Sur National High School)	149,150,000	10,360,000	159,510,000
Division of Island Garden City of Samal	106,689,000	11,613,000	118,302,000

Division Office - Proper	59,793,000	7,474,000	67,267,000
Mambago-B National High School	10,977,000	1,097,000	12,074,000

344	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Nieves Villarica National High School	19,949,000	1,782,000	21,731,000
Samal National High School	15,970,000	1,260,000	17,230,000
Division of Mati City	360,218,000	35,956,000	396,174,000

Division Office - Proper	150,322,000	17,399,000	167,721,000
Dawan National High School	9,216,000	733,000	9,949,000
Lupon National Comprehensive High School	12,949,000	1,214,000	14,163,000
Lupon Vocational High School	24,142,000	2,224,000	26,366,000
Luzon National High School	11,297,000	1,025,000	12,322,000
Manuel B. Guiñez Sr. National High School	24,423,000	2,216,000	26,639,000
Mati National Comprehensive High School	50,870,000	3,954,000	54,824,000
Mati School of Arts and Trades	15,585,000	1,967,000	17,552,000
Matiao National High School	21,095,000	1,885,000	22,980,000
San Isidro National High School	20,719,000	1,627,000	22,346,000
Tibanban National High School	19,600,000	1,712,000	21,312,000
Division of Panabo City	147,261,000	14,234,000	161,495,000

Division Office - Proper	26,415,000	3,580,000	29,995,000
A. O. Floirendo National High School	18,870,000	1,616,000	20,486,000
Don Manuel Javellana National High School	8,879,000	801,000	9,680,000
Panabo National High School	68,327,000	5,739,000	74,066,000
San Vicente National High School	13,243,000	1,233,000	14,476,000
Southern Davao National High School	11,527,000	1,265,000	12,792,000
Division of Tagum City	220,938,000	21,290,000	242,228,000

Division Office - Proper	214,000	1,489,000	1,703,000
Jose Tuazon, Jr. Memorial National High School	12,803,000	1,154,000	13,957,000
La Filipina National High School	36,837,000	3,467,000	40,304,000
Laureta National High School	11,313,000	1,286,000	12,599,000
Pipisan Maug National High School	10,355,000	972,000	11,327,000
Tagum National Trade School	26,715,000	2,540,000	29,255,000
Tagum City National Comprehensive High School (Davao National High School)	44,526,000	3,893,000	48,419,000
Tagum City National High School	78,175,000	6,489,000	84,664,000
Region XII - SOCCSKSARGEN	3,956,656,000	393,412,000	4,350,068,000

Division of Cotabato	1,113,315,000	109,387,000	1,222,702,000

Division Office - Proper	644,609,000	72,828,000	717,437,000
Alamada National High School	18,828,000	1,787,000	20,615,000
Antipas National High School	17,105,000	1,564,000	18,669,000
Banisilan National High School	16,883,000	1,232,000	18,115,000
Carmen National High School	38,385,000	3,047,000	41,432,000
Dilangalen National High School	36,567,000	2,980,000	39,547,000
Greenfield National High School	19,123,000	1,113,000	20,236,000
Kabacan National High School	29,010,000	2,454,000	31,464,000
Kimagango National High School	7,666,000	796,000	8,462,000
Kisante National High School	16,826,000	1,099,000	17,925,000
Libungan National High School	18,093,000	1,482,000	19,575,000
Lika National High School	16,326,000	1,346,000	17,672,000
Magpet National High School	20,719,000	1,533,000	22,252,000
Makilala National High School	11,822,000	1,072,000	12,894,000
Matalam National High School, Barangay Linao, Matalam	16,395,000	1,265,000	17,660,000
Matalam National High School, Barangay Poblacion, Matalam	19,341,000	1,563,000	20,904,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	345
DEPARTMENT OF EDUCATION

M’lang National High School	38,978,000	3,037,000	42,015,000
Pigcawayan National High School	35,731,000	2,725,000	38,456,000
Pikit National High School	45,620,000	3,092,000	48,712,000
President Roxas National High School	14,670,000	1,206,000	15,876,000
Tulunan National High School	30,618,000	2,166,000	32,784,000
Division of Sarangani	522,053,000	57,193,000	579,246,000

Division Office - Proper	276,490,000	35,105,000	311,595,000
Alabel National High School	30,584,000	2,521,000	33,105,000
Alabel National Science High School	8,504,000	2,126,000	10,630,000
Banate National High School	11,972,000	988,000	12,960,000
Colon National High School	21,478,000	1,783,000	23,261,000
Glan Padidu National High School	11,772,000	1,000,000	12,772,000
Glan School of Arts and Trades	27,527,000	2,142,000	29,669,000
James L. Chiongbian National Trade School	17,500,000	1,666,000	19,166,000
Leonard Young, Sr. National High School	19,154,000	1,721,000	20,875,000
Lun Pandidu National High School	19,613,000	1,611,000	21,224,000
Malalag National High School	21,734,000	1,759,000	23,493,000
Malandag National High School	18,508,000	1,638,000	20,146,000
Malapatan National High School	26,744,000	2,073,000	28,817,000
Pangyan National High School	10,473,000	1,060,000	11,533,000
Division of South Cotabato	595,578,000	66,813,000	662,391,000

Division Office - Proper	412,288,000	51,675,000	463,963,000
Banga National High School	31,423,000	1,948,000	33,371,000
Lamian National High School	15,480,000	1,207,000	16,687,000
Libertad National High School	36,213,000	2,980,000	39,193,000
Polomolok National High School	27,325,000	2,286,000	29,611,000
Sto. Niño National School of Arts and Trades	3,676,000	546,000	4,222,000
Sto. Niño National High School	26,925,000	2,382,000	29,307,000
Tupi National High School	42,248,000	3,789,000	46,037,000
Division of Sultan Kudarat	493,074,000	49,692,000	542,766,000

Division Office - Proper	218,491,000	26,311,000	244,802,000
Bagumbayan National High School	19,788,000	1,308,000	21,096,000
Bai Saripinang National High School	9,315,000	822,000	10,137,000
Bambad National High School	16,510,000	1,521,000	18,031,000
Columbio National High School	14,354,000	1,409,000	15,763,000
Esperanza National High School	46,587,000	3,640,000	50,227,000
Isulan National High School	41,940,000	3,649,000	45,589,000
Kapingkong National High School	10,360,000	1,030,000	11,390,000
Laguilayan National High School	10,037,000	787,000	10,824,000
Lambayong National High School (Mariano Marcos National High School)	20,811,000	2,078,000	22,889,000
Lebak National High School - Lebak Legislated National High School	24,967,000	2,076,000	27,043,000
Lutayan National High School	22,227,000	2,065,000	24,292,000
President Quirino National High School	28,578,000	2,293,000	30,871,000
Telafas National High School	9,109,000	703,000	9,812,000
Division of Cotabato City	245,991,000	19,026,000	265,017,000

Division Office - Proper	23,449,000	4,771,000	28,220,000
Canizares National High School	26,848,000	1,401,000	28,249,000
Cotabato City National High School, Barangay Rosary Height # 4	80,512,000	5,283,000	85,795,000

346	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Cotabato City National High School, Barangay Rosary Height #13	56,807,000	3,078,000	59,885,000
Datu Siang National High School	12,099,000	822,000	12,921,000
J. Marquez National High School	12,803,000	973,000	13,776,000
Notre Dame Village National High School	33,473,000	2,698,000	36,171,000
Division of General Santos City	559,112,000	51,815,000	610,927,000

Division Office - Proper	145,298,000	16,749,000	162,047,000
Bula National School of Fisheries	22,413,000	1,949,000	24,362,000
Fatima National High School	41,680,000	4,096,000	45,776,000
General Santos City National High School	129,217,000	10,457,000	139,674,000
General Santos City National Secondary School of Arts and Trade	30,691,000	3,238,000	33,929,000
Ireneo Santiago National High School	67,936,000	4,550,000	72,486,000
Labangal National High School	33,176,000	2,533,000	35,709,000
Lagao National High School	55,000,000	4,707,000	59,707,000
New Society National High School	33,701,000	3,536,000	37,237,000
Division of Kidapawan City	173,771,000	17,320,000	191,091,000

Division Office - Proper	83,660,000	10,005,000	93,665,000
Anas National High School	11,547,000	921,000	12,468,000
Ginatilan National High School	8,932,000	889,000	9,821,000
Kidapawan National High School	69,632,000	5,505,000	75,137,000
Division of Koronadal City	170,555,000	14,779,000	185,334,000

Division Office - Proper	35,743,000	4,329,000	40,072,000
Esperanza National High School	13,177,000	1,177,000	14,354,000
Koronadal National Comprehensive High School	108,996,000	7,977,000	116,973,000
Marbel 7 National High School	12,639,000	1,296,000	13,935,000
Division of Tacurong City	83,207,000	7,387,000	90,594,000

Division Office - Proper	25,403,000	2,907,000	28,310,000
Tacurong National High School	39,899,000	3,065,000	42,964,000
V.F. Grino National High School	17,905,000	1,415,000	19,320,000
Region XIII - CARAGA	2,872,049,000	283,400,000	3,155,449,000

Division of Agusan del Norte	296,055,000	29,452,000	325,507,000

Division Office - Proper	155,218,000	19,337,000	174,555,000
Agay National High School	20,632,000	1,565,000	22,197,000
Carmen National High School	20,239,000	1,346,000	21,585,000
Guinabsan National High School	29,402,000	1,115,000	30,517,000
Jagupit National High School	13,326,000	1,301,000	14,627,000
Las Nieves National High School	10,947,000	1,072,000	12,019,000
Magallanes National High School	22,321,000	1,980,000	24,301,000
Nasipit National Vocational School	23,970,000	1,736,000	25,706,000
Division of Agusan del Sur	564,087,000	60,668,000	624,755,000

Division Office - Proper	154,380,000	25,717,000	180,097,000
Agusan del Sur National High School	63,459,000	4,923,000	68,382,000
Bunawan National High School	22,159,000	2,249,000	24,408,000
Datu Lipus Makapandong National High School	8,553,000	971,000	9,524,000
Del Monte National High School	16,904,000	1,322,000	18,226,000
Democrito O. Plaza Memorial High School	4,167,000	480,000	4,647,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	347
DEPARTMENT OF EDUCATION

Esperanza National High School	24,414,000	1,764,000	26,178,000
La Paz National High School	8,908,000	937,000	9,845,000
Lapinigan National High School	16,799,000	1,392,000	18,191,000
Libertad National High School	8,027,000	912,000	8,939,000
Loreto National High School	11,780,000	994,000	12,774,000
Los Arcos National High School	6,330,000	681,000	7,011,000
Lucena National High School	9,714,000	780,000	10,494,000
Patin-ay High School (ASSAT)	9,711,000	1,026,000	10,737,000
Prosperidad National High School	15,689,000	1,525,000	17,214,000
Sampaguita National High School	8,898,000	924,000	9,822,000
San Isidro National High School	13,024,000	795,000	13,819,000
San Luis National High School	15,751,000	1,345,000	17,096,000
Sibagat National High School	21,314,000	1,460,000	22,774,000
Sta. Cruz National High School	9,440,000	793,000	10,233,000
Sta. Irene National High School	9,999,000	994,000	10,993,000
Sta. Josefa National High School	26,289,000	2,135,000	28,424,000
Sto. Tomas National High School	5,974,000	718,000	6,692,000
Talacogon National High School	17,324,000	1,282,000	18,606,000
Trento National High School	35,309,000	2,788,000	38,097,000
Veruela National High School	9,027,000	812,000	9,839,000
Zillovia National High School	10,744,000	949,000	11,693,000
Division of Dinagat Island	151,889,000	15,494,000	167,383,000

Division Office - Proper	47,258,000	7,560,000	54,818,000
Albor National High School	13,450,000	974,000	14,424,000
Cagdianao National High School	12,744,000	924,000	13,668,000
Dinagat School of Fisheries	14,056,000	1,046,000	15,102,000
Don Ruben E. Ecleo, Sr. Memorial National High School	29,383,000	1,999,000	31,382,000
Liberty National High School	2,836,000	314,000	3,150,000
Loreto National High School	8,035,000	636,000	8,671,000
Ruben E. Ecleo, Sr. National High School	4,799,000	614,000	5,413,000
Tag-abaca National High School	12,587,000	826,000	13,413,000
Tubajon National High School	6,741,000	601,000	7,342,000
Division of Siargao	153,467,000	14,223,000	167,690,000

Division Office - Proper	49,848,000	6,545,000	56,393,000
Dapa National High School	29,174,000	2,114,000	31,288,000
Del Carmen National High School	9,144,000	826,000	9,970,000
Gen. Luna National High School	16,381,000	1,228,000	17,609,000
Pilar National High School	7,711,000	655,000	8,366,000
San Isidro National High School	6,975,000	579,000	7,554,000
Sapao National High School	7,977,000	671,000	8,648,000
Socorro National High School	26,257,000	1,605,000	27,862,000
Division of Surigao del Norte	304,596,000	28,083,000	332,679,000

Division Office - Proper	60,591,000	7,135,000	67,726,000
Alegria National High School	20,357,000	1,627,000	21,984,000
Amando A. Fabio Memorial National High School (Sta. Cruz National High School)	12,669,000	1,088,000	13,757,000
Bacuag National Agro-Industrial School	5,922,000	689,000	6,611,000
Halite National High School	5,676,000	590,000	6,266,000
Campo National High School	11,120,000	908,000	12,028,000
Claver National High School	22,124,000	1,990,000	24,114,000
Gigaquit National School of Home Industries	16,745,000	1,470,000	18,215,000
Mainit National High School	10,628,000	1,173,000	11,801,000
Masgad National High School	4,465,000	408,000	4,873,000

348	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Matin-ao National High School	11,180,000	1,035,000	12,215,000
Placer National High School	14,952,000	1,192,000	16,144,000
San Francisco National High School	9,062,000	806,000	9,868,000
Surigao del Norte National High School	57,324,000	4,108,000	61,432,000
Taganaan National High School (Asa National High School)	13,413,000	1,096,000	14,509,000
Timamana National High School	6,265,000	666,000	6,931,000
Toledo S. Pantilo, Sr. Memorial National High School	8,858,000	982,000	9,840,000
Tubod National Comprehensive High School	13,245,000	1,120,000	14,365,000
Division of Surigao del Sur	495,388,000	51,037,000	546,425,000

Division Office - Proper	103,160,000	23,165,000	126,325,000
Adlay National High School	8,210,000	697,000	8,907,000
Anibongan National High School	5,502,000	467,000	5,969,000
Barcelona National High School	6,629,000	610,000	7,239,000
Barobo National High School	26,046,000	1,960,000	28,006,000
Cantilan National High School	20,660,000	1,640,000	22,300,000
Carmen Agricultural National High School	9,049,000	536,000	9,585,000
Carrascal National High School	11,322,000	1,082,000	12,404,000
Doña Carmen National High School	3,543,000	367,000	3,910,000
Felisberto Verrano National High School	12,793,000	721,000	13,514,000
Gamut National High School (Barobo)	6,883,000	575,000	7,458,000
Gamut National High School (Tago)	19,482,000	1,635,000	21,117,000
Hinatuan National Comprehensive High School	31,093,000	2,000,000	33,093,000
Lianga National Comprehensive High School	10,995,000	1,088,000	12,083,000
Lingig National High School	19,956,000	1,687,000	21,643,000
M. K. Yusingco National High School (Mandus National High School)	5,409,000	557,000	5,966,000
Madrid National High School	29,337,000	2,027,000	31,364,000
Marihatag National High School	5,078,000	514,000	5,592,000
Portlamon National High School	3,317,000	358,000	3,675,000
Purisima National High School	8,365,000	883,000	9,248,000
Salvacion National High School	9,290,000	554,000	9,844,000
San Miguel National Comprehensive High School	37,688,000	1,214,000	38,902,000
Solomon P. Lozada National High School	6,683,000	614,000	7,297,000
St. Christine National High School	11,519,000	925,000	12,444,000
Sto. Niño National High School	11,116,000	1,009,000	12,125,000
Tagasaka National High School	11,309,000	694,000	12,003,000
Tagbina National High School	36,122,000	1,629,000	37,751,000
Tidman National High School	5,317,000	528,000	5,845,000
Unidad National High School	19,515,000	1,301,000	20,816,000
Division of Bayugan City	131,458,000	11,399,000	142,857,000

Division Office - Proper	9,546,000	1,788,000	11,334,000
Bayugan National Comprehensive High School	84,309,000	6,626,000	90,935,000
Marcelina National High School	7,088,000	714,000	7,802,000
Noli National High School	14,370,000	1,035,000	15,405,000
Salvacion National High School	8,335,000	723,000	9,058,000
San Juan National High School	7,810,000	513,000	8,323,000
Division of Bislig City	120,351,000	11,443,000	131,794,000

Division Office - Proper	52,499,000	6,077,000	58,576,000
Bislig National High School	20,419,000	1,390,000	21,809,000
Lawigan National High School	4,712,000	462,000	5,174,000
Tabon M. Estrella National High School	42,721,000	3,514,000	46,235,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	349
DEPARTMENT OF EDUCATION

Division of Butuan City	412,165,000	35, 519,000	447,684,000

Division Office - Proper	83,730,000	10,636,000	94,366,000
Agusan National High School	124,111,000	9,827,000	133,938,000
Agusan Pequeño National High School	12,424,000	1,208,000	13,632,000
Amparo National High School	8,958,000	785,000	9,743,000
Banza National High School	15,028,000	1,120,000	16,148,000
Butuan City National Comprehensive High School	6,010,000	566,000	6,576,000
Butuan City School of Arts and Trades	34,967,000	2,548,000	37,515,000
Libertad National High School	42,277,000	2,706,000	44,983,000
Los Angeles National High School	12,616,000	1,052,000	13,668,000
Lumbocan National High School	9,135,000	734,000	9,869,000
San Vicente National High School	15,095,000	1,412,000	16,507,000
Taligaman National High School	34,865,000	1,860,000	36,725,000
Tungao National High School	12,949,000	1,065,000	14,014,000
Division of Cabadbaran City	46,175,000	5,176,000	51,351,000

Division Office - Proper	8,370,000	2,496,000	10,866,000
Cabadbaran City National High School	37,805,000	2,680,000	40,485,000
Division of Surigao City	124,751,000	14,477,000	139,228,000

Division Office - Proper	66,944,000	7,955,000	74,899,000
Caraga Regional Science High School	9,600,000	2,219,000	11,819,000
Ipil National High School	8,836,000	897,000	9,733,000
Mat-i National High School	9,984,000	913,000	10,897,000
Surigao City National High School (San Juan National High School)	29,387,000	2,493,000	31,880,000
Division of Tandag City	71,667,000	6,429,000	78,096,000

Division Office - Proper	3,877,000	755,000	4,632,000
Buenavista National High School	9,878,000	973,000	10,851,000
Jacinto P. Elpa National High School	54,245,000	4,140,000	58,385,000
Tandag National Science High School	3,667,000	561,000	4,228,000
Operation of Schools - Senior High School (Grade 11 to Grade 12)	11,605,491,000	2,536,600,000	14,142,091,000

National Capital Region (NCR)	523,553,000	2,536,600,000	3,060,153,000

Central Office		2,536,600,000	2,536,600,000
Division of Caloocan	16,714,000		16,714,000
Division of Las Piñas	33,114,000		33,114,000
Division of Makati	30,166,000		30,166,000
Division of Malabon City	33,583,000		33,583,000
Division of Mandaluyong	42,361,000		42,361,000
Division of Manila	59,367,000		59,367,000
Division of Marikina	43,949,000		43,949,000
Division of Muntinlupa	34,824,000		34,824,000
Division of Pasay City	36,600,000		36,600,000
Division of Pasig City	78,762,000		78,762,000
Division of Quezon City	59,837,000		59,837,000
Division of San Juan City	5,974,000		5,974,000
Division of Taguig and Pateros	36,294,000		36,294,000
Division of Valenzuela	12,008,000		12,008,000

350	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region I - Ilocos	961,610,000	961,610,000

Division of Ilocos Norte	72,482,000	72,482,000
Division of Ilocos Sur	93,787,000	93,787,000
Division of La Union	132,033,000	132,033,000
Division of Pangasinan I	244,804,000	244,804,000
Division of Pangasinan II	209,461,000	209,461,000
Division of Alaminos City	22,927,000	22,927,000
Division of Batac City	10,732,000	10,732,000
Division of Candon City	11,576,000	11,576,000
Division of Dagupan City	32,577,000	32,577,000
Division of Laoag City	24,013,000	24,013,000
Division of San Carlos City	39,014,000	39,014,000
Division of San Fernando City	18,339,000	18,339,000
Division of Urdaneta City	33,196,000	33,196,000
Division of Vigan City	16,669,000	16,669,000
Cordillera Administrative Region (CAR)	209,601,000	209,601,000

Division of Abra	27,412,000	27,412,000
Division of Apayao	9,593,000	9,593,000
Division of Benguet	45,028,000	45,028,000
Division of Ifugao	35,355,000	35,355,000
Division of Kalinga	19,754,000	19,754,000
Division of Baguio City	52,426,000	52,426,000
Division of Tabuk City	20,033,000	20,033,000
Region II - Cagayan Valley	287,615,000	287,615,000

Division of Batanes	4,597,000	4,597,000
Division of Isabela	163,094,000	163,094,000
Division of Nueva Vizcaya	53,123,000	53,123,000
Division of Quirino	30,470,000	30,470,000
Division of Cauayan City	19,883,000	19,883,000
Division of Santiago City	16,448,000	16,448,000
Region III - Central Luzon	1,535,418,000	1,535,418,000

Division of Aurora	35,457,000	35,457,000
Division of Bataan	103,533,000	103,533,000
Division of Bulacan	288,580,000	288,580,000
Division of Nueva Ecija	191,165,000	191,165,000
Division of Pampanga	248,709,000	248,709,000
Division of Tarlac	162,223,000	162,223,000
Division of Zambales	93,497,000	93,497,000
Division of Angeles City	46,629,000	46,629,000
Division of Balanga City	21,653,000	21,653,000
Division of Cabanatuan City	27,792,000	27,792,000
Division of Gapan City	24,088,000	24,088,000
Division of Malolos City	35,750,000	35,750,000
Division of Muñoz Science City	14,459,000	14,459,000
Division of Olongapo City	40,597,000	40,597,000
Division of San Fernando City	56,276,000	56,276,000
Division of San Jose City	19,730,000	19,730,000
Division of San Jose del Monte City	55,418,000	55,418,000
Division of Tarlac City	26,922,000	26,922,000
Division of Meycauayan City	19,914,000	19,914,000
Division of Mabalacat City	23,026,000	23,026,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	351
DEPARTMENT OF EDUCATION

Region IVA - CALABARZON	1,520,269,000	1,520,269,000

Division of Batangas	240,728,000	240,728,000
Division of Cavite	218,967,000	218,967,000
Division of Laguna	166,481,000	166,481,000
Division of Quezon	278,365,000	278,365,000
Division of Rizal	190,299,000	190,299,000
Division of Antipolo City	82,571,000	82,571,000
Division of Batangas City	35,081,000	35,081,000
Division of Calamba City	34,235,000	34,235,000
Division of Cavite City	10,065,000	10,065,000
Division of Dasmariñas City	48,660,000	48,660,000
Division of Lipa City	23,032,000	23,032,000
Division of Lucena City	22,247,000	22,247,000
Division of San Pablo City	18,258,000	18,258,000
Division of Sta. Rosa City	37,529,000	37,529,000
Division of Tanauan City	15,170,000	15,170,000
Division of Tayabas City	11,149,000	11,149,000
Division of Bacoor City	28,039,000	28,039,000
Division of Imus City	42,211,000	42,211,000
Division of Biñan City	17,182,000	17,182,000
Region IVB - MIMAROPA	449,322,000	449,322,000

Division of Marinduque	41,219,000	41,219,000
Division of Oriental Mindoro	113,226,000	113,226,000
Division of Palawan	179,662,000	179,662,000
Division of Romblon	55,156,000	55,156,000
Division of Calapan City	17,396,000	17,396,000
Division of Puerto Princesa City	42,663,000	42,663,000
Region V - Bicol	1,059,929,000	1,059,929,000

Division of Albay	132,632,000	132,632,000
Division of Camarines Norte	90,357,000	90,357,000
Division of Camarines Sur	264,700,000	264,700,000
Division of Catanduanes	61,921,000	61,921,000
Division of Masbate	137,136,000	137,136,000
Division of Sorsogon	147,977,000	147,977,000
Division of Iriga City	21,183,000	21,183,000
Division of Legazpi City	36,863,000	36,863,000
Division of Ligao City	35,722,000	35,722,000
Division of Masbate City	20,783,000	20,783,000
Division of Naga City	32,318,000	32,318,000
Division of Sorsogon City	40,544,000	40,544,000
Division of Tabaco City	37,793,000	37,793,000
Region VI - Western Visayas	1,160,740,000	1,160,740,000

Division of Aklan	66,684,000	66,684,000
Division of Antique	86,061,000	86,061,000
Division of Capiz	62,797,000	62,797,000
Division of Guimaras	30,396,000	30,396,000
Division of Iloilo	384,062,000	384,062,000
Division of Negros Occidental	251,138,000	251,138,000
Division of Bacolod City	47,677,000	47,677,000
Division of Bago City	23,379,000	23,379,000
Division of Cadiz City	24,586,000	24,586,000
Division of Escalante City	16,119,000	16,119,000

352	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Division of Iloilo City	41,952,000	41,952,000
Division of Kabankalan City	25,686,000	25,686,000
Division of La Carlota City	14,141,000	14,141,000
Division of Passi City	14,055,000	14,055,000
Division of Roxas City	14,517,000	14,517,000
Division of Sagay City	32,082,000	32,082,000
Division of San Carlos City	15,917,000	15,917,000
Division of Silay City	9,491,000	9,491,000
Region VII - Central Visayas	634,326,000	634,326,000

Division of Cebu Province	258,112,000	258,112,000
Division of Negros Oriental	109,223,000	109,223,000
Division of Siquijor	7,110,000	7,110,000
Division of Bais City	14,552,000	14,552,000
Division of Bogo City	8,593,000	8,593,000
Division of Carcar City	13,043,000	13,043,000
Division of Cebu City	95,487,000	95,487,000
Division of Danao City	19,130,000	19,130,000
Division of Guihulngan City	14,458,000	14,458,000
Division of Mandaue City	44,890,000	44,890,000
Division of Tagbilaran City	19,316,000	19,316,000
Division of Talisay City	11,583,000	11,583,000
Division of Toledo City	18,829,000	18,829,000
Region VIII - Eastern Visayas	565,282,000	565,282,000

Division of Biliran	15,990,000	15,990,000
Division of Eastern Samar	58,229,000	58,229,000
Division of Leyte	150,708,000	150,708,000
Division of Northern Samar	79,530,000	79,530,000
Division of Samar	65,488,000	65,488,000
Division of Southern Leyte	43,982,000	43,982,000
Division of Baybay City	18,866,000	18,866,000
Division of Calbayog City	27,071,000	27,071,000
Division of Catbalogan City	16,056,000	16,056,000
Division of Maasin City	9,926,000	9,926,000
Division of Ormoc City	35,873,000	35,873,000
Division of Tacloban City	43,563,000	43,563,000
Region IX - Zamboanga Peninsula	391,468,000	391,468,000

Division of Zamboanga del Norte	85,058,000	85,058,000
Division of Zamboanga del Sur	90,893,000	90,893,000
Division of Zamboanga Sibugay	54,557,000	54,557,000
Division of Dipolog City	25,654,000	25,654,000
Division of Isabela City	49,826,000	49,826,000
Division of Pagadian City	24,796,000	24,796,000
Division of Zamboanga City	60,684,000	60,684,000
Region X - Northern Mindanao	469,277,000	469,277,000

Division of Bukidnon	94,717,000	94,717,000
Division of Camiguin	15,381,000	15,381,000
Division of Lanao del Norte	31,389,000	31,389,000
Division of Misamis Occidental	34,385,000	34,385,000
Division of Misamis Oriental	71,215,000	71,215,000
Division of Cagayan de Oro City	65,204,000	65,204,000
Division of El Salvador City	9,185,000	9,185,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	353
DEPARTMENT OF EDUCATION

Division of Gingoog City	19,498,000		19,498,000
Division of Iligan City	55,379,000		55,379,000
Division of Oroquieta City	17,106,000		17,106,000
Division of Ozamiz City	19,908,000		19,908,000
Division of Tangub City	18,112,000		18,112,000
Division of Valencia City	17,798,000		17,798,000
Region XI - Davao	715,094,000		715,094,000

Division of Compostela Valley	128,299,000		128,299,000
Division of Davao del Norte	85,697,000		85,697,000
Division of Davao del Sur	100,052,000		100,052,000
Division of Davao Oriental	19,330,000		19,330,000
Division of Davao City	207,289,000		207,289,000
Division of Digos City	20,577,000		20,577,000
Division of Island Garden City of Samal	20,360,000		20,360,000
Division of Mati City	60,898,000		60,898,000
Division of Panabo City	29,298,000		29,298,000
Division of Tagua City	43,294,000		43,294,000
Region XII - SOCCSKSARGEN	653,059,000		653,059,000

Division of Cotabato	166,567,000		166,567,000
Division of Sarangani	92,065,000		92,065,000
Division of South Cotabato	87,686,000		87,686,000
Division of Sultan Kudarat	70,436,000		70,436,000
Division of Cotabato City	37,674,000		37,674,000
Division of General Santos City	118,582,000		118,582,000
Division of Kidapawan City	27,202,000		27,202,000
Division of Koronadal City	39,279,000		39,279,000
Division of Tacurong City	13,568,000		13,568,000
Region XIII - CARAGA	468,928,000		468,928,000

Division of Agusan del Norte	56,570,000		56,570,000
Division of Agusan del Sur	103,575,000		103,575,000
Division of Surigao del Norte	58,713,000		58,713,000
Division of Surigao del Sur	102,669,000		102,669,000
Division of Bayugan City	30,447,000		30,447,000
Division of Bislig City	16,073,000		16,073,000
Division of Butuan City	65,398,000		65,398,000
Division of Surigao City	25,603,000		25,603,000
Division of Tandag City	9,880,000		9,880,000
Government Assistance and Subsidies - Education Service Contracting (ESC) Program for Private Junior High School (per RA No. 8545)		10,673,583,000	10,673,583,000

National Capital Region (NCR)		10,673,583,000	10,673,583,000

Central Office		10,673,583,000	10,673,583,000
Government Assistance and Subsidies - Voucher Program for Private Senior High School (per RA No. 10533)		13,692,180,000	13,692,180,000

National Capital Region (NCR)		13,692,180,000	13,692,180,000

Central Office		13,692,180,000	13,692,180,000

354	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Government Assistance and Subsidies - Voucher Program for Non- DepEd Public School (per RA No. 10533)		742,454,000	742,454,000

National Capital Region (NCR)		742,454,000	742,454,000

Central Office		742,454,000	742,454,000
Joint Delivery Voucher for Senior High School Technical Vocational and Livelihood Specializations		1,159,960,000	1,159,960,000

National Capital Region (NCR)		1,159,960,000	1,159,960,000

Central Office		1,159,960,000	1,159,960,000
Operational Requirements of Sports Academy and Training Center		7,500,000	7,500,000

National Capital Region (NCR)		7,500,000	7,500,000

Central Office		7,500,000	7,500,000
Implementation of the Grant of Cash Allowance, Hardship Pay, Equivalent Record Form (ERF), Conversion to Master Teacher (MT) and Reclassification of Positions	2,709,719,000	2,713,535,000	5,423,254,000

National Capital Region (NCR)	33,441,000	1,828,694,000	1,862,135,000

Central Office		1,731,472,000	1,731,472,000
Regional Office - NCR	33,441,000	97,222,000	130,663,000
Region I - Ilocos	163,459,000	55,406,000	218,865,000

Regional Office - I	163,459,000	55,406,000	218,865,000
Cordillera Administrative Region (CAR)	143,821,000	20,615,000	164,436,000

Regional Office - CAR	143,821,000	20,615,000	164,436,000
Region II - Cagayan Valley	179,205,000	38,925,000	218,130,000

Regional Office - II	179,205,000	38,925,000	218,130,000
Region III - Central Luzon	133,101,000	100,785,000	233,886,000

Regional Office - III	133,101,000	100,785,000	233,886,000
Region IVA - CALABARZON	112,049,000	115,881,000	227,930,000

Regional Office - IVA	112,049,000	115,881,000	227,930,000
Region IVB - MIMAROPA	202,711,000	37,123,000	239,834,000

Regional Office - IVB	202,711,000	37,123,000	239,834,000
Region V - Bicol	251,692,000	74,889,000	326,581,000

Regional Office - V	251,692,000	74,889,000	326,581,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	355
DEPARTMENT OF EDUCATION

Region VI - Western Visayas	224,246,000	85,064,000	309,310,000

Regional Office - VI	224,246,000	85,064,000	309,310,000
Region VII - Central Visayas	177,152,000	78,227,000	255,379,000

Regional Office - VII	177,152,000	78,227,000	255,379,000
Region VIII - Eastern Visayas	233,129,000	59,903,000	293,032,000

Regional Office - VIII	233,129,000	59,903,000	293,032,000
Region IX - Zamboanga Peninsula	198,490,000	43,577,000	242,067,000

Regional Office - IX	198,490,000	43,577,000	242,067,000
Region X - Northern Mindanao	198,806,000	47,673,000	246,479,000

Regional Office - X	198,806,000	47,673,000	246,479,000
Region XI - Davao	130,176,000	47,591,000	177,767,000

Regional Office - XI	130,176,000	47,591,000	177,767,000
Region XII - SOCCSKSARGEN	103,952,000	46,183,000	150,135,000

Regional Office - XII	103,952,000	46,183,000	150,135,000
Region XIII - CARAGA	224,289,000	32,999,000	257,288,000

Regional Office - XIII	224,289,000	32,999,000	257,288,000
EDUCATION HUMAN RESOURCE DEVELOPMENT PROGRAM	14,624,000	3,406,345,000	3,420,969,000

Human resource development for personnel in schools and learning centers	12,212,000	3,400,549,000	3,412,761,000

National Capital Region (NCR)	12,212,000	2,762,979,000	2,775,191,000

Central Office	12,212,000	2,722,983,000	2,735,195,000
Division of Caloocan		4,963,000	4,963,000
Division of Las Piñas		1,882,000	1,882,000
Division of Makati		1,657,000	1,657,000
Division of Malabon City		1,581,000	1,581,000
Division of Mandaluyong		1,092,000	1,092,000
Division of Manila		5,961,000	5,961,000
Division of Marikina		1,372,000	1,372,000
Division of Muntinlupa		1,486,000	1,486,000
Division of Parañaque		1,823,000	1,823,000
Division of Navotas City		1,022,000	1,022,000
Division of Pasay City		1,227,000	1,227,000
Division of Pasig City		2,353,000	2,353,000
Division of Quezon City		8,104,000	8,104,000
Division of San Juan City		310,000	310,000
Division of Taguig and Pateros		2,746,000	2,746,000
Division of Valenzuela		2,417,000	2,417,000

356	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region I - Ilocos	38,466,000	38,466,000

Division of Ilocos Norte	4,146,000	4,146,000
Division of Ilocos Sur	5,774,000	5,774,000
Division of La Union	4,868,000	4,868,000
Division of Pangasinan I	9,722,000	9,722,000
Division of Pangasinan II	7,877,000	7,877,000
Division of Alaminos City	674,000	674,000
Division of Batac City	392,000	392,000
Division of Candon City	439,000	439,000
Division of Dagupan City	912,000	912,000
Division of Laoag City	617,000	617,000
Division of San Carlos City	1,277,000	1,277,000
Division of San Fernando City	552,000	552,000
Division of Urdaneta City	893,000	893,000
Division of Vigan City	323,000	323,000
Cordillera Administrative Region (CAR)	18,957,000	18,957,000

Division of Abra	3,215,000	3,215,000
Division of Apayao	1,902,000	1,902,000
Division of Benguet	4,434,000	4,434,000
Division of Ifugao	2,744,000	2,744,000
Division of Kalinga	1,810,000	1,810,000
Division of Nt. Province	2,306,000	2,306,000
Division of Baguio City	1,375,000	1,375,000
Division of Tabuk City	1,171,000	1,171,000
Region II - Cagayan Valley	31,425,000	31,425,000

Division of Batanes	273,000	273,000
Division of Cagayan	9,891,000	9,891,000
Division of Isabela	10,726,000	10,726,000
Division of Nueva Vizcaya	4,511,000	4,511,000
Division of Quirino	2,196,000	2,196,000
Division of Cauayan City	1,040,000	1,040,000
Division of Santiago City	770,000	770,000
Division of Tuguegarao City	752,000	752,000
Division of Ilagan City	1,266,000	1,266,000
Region III - Central Luzon	64,612,000	64,612,000

Division of Aurora	2,084,000	2,084,000
Division of Bataan	3,831,000	3,831,000
Division of Bulacan	11,305,000	11,305,000
Division of Nueva Ecija	10,552,000	10,552,000
Division of Pampanga	9,388,000	9,388,000
Division of Tarlac	7,338,000	7,338,000
Division of Zambales	4,456,000	4,456,000
Division of Angeles City	1,797,000	1,797,000
Division of Balanga City	496,000	496,000
Division of Cabanatuan City	1,491,000	1,491,000
Division of Gapan City	708,000	708,000
Division of Malolos City	1,089,000	1,089,000
Division of Muñoz Science City	599,000	599,000
Division of Olangapo City	1,056,000	1,056,000
Division of San Fernando City	1,332,000	1,332,000
Division of San Jose City	896,000	896,000
Division of San Jose del Monte City	2,222,000	2,222,000
Division of Tarlac City	1,974,000	1,974,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	357
DEPARTMENT OF EDUCATION

Division of Meycauayan City	862,000	862,000
Division of Mabalacat City	1,136,000	1,136,000
Region IVA - CALABARZON	71,151,000	71,151,000

Division of Batangas	11,438,000	11,438,000
Division of Cavite	8,635,000	8,635,000
Division of Laguna	7,819,000	7,819,000
Division of Quezon	13,887,000	13,887,000
Division of Rizal	8,652,000	8,652,000
Division of Antipolo City	3,030,000	3,030,000
Division of Batangas City	1,746,000	1,746,000
Division of Calamba City	1,908,000	1,908,000
Division of Cavite City	474,000	474,000
Division of Dasmarinas City	2,202,000	2,202,000
Division of Lipa City	1,680,000	1,680,000
Division of Lucena City	1,397,000	1,397,000
Division of San Pablo City	1,481,000	1,481,000
Division of Sta. Rosa City	1,159,000	1,159,000
Division of Tanauan City	977,000	977,000
Division of Tayabas City	606,000	606,000
Division of Bacoor City	1,602,000	1,602,000
Division of Imus City	1,289,000	1,289,000
Division of Biñan City	1,169,000	1,169,000
Region IVB - MIMAROPA	29,241,000	29,241,000

Division of Marinduque	2,583,000	2,583,000
Division of Occidental Mindoro	4,815,000	4,815,000
Division of Oriental Mindoro	6,700,000	6,700,000
Division of Palawan	9,408,000	9,408,000
Division of Romblon	3,194,000	3,194,000
Division of Calapan City	911,000	911,000
Division of Puerto Princesa City	1,630,000	1,630,000
Region V - Bicol	54,166,000	54,166,000

Division of Albay	7,858,000	7,858,000
Division of Camarines Norte	4,834,000	4,834,000
Division of Camarines Sur	15,312,000	15,312,000
Division of Catanduanes	3,182,000	3,182,000
Division of Masbate	9,233,000	9,233,000
Division of Sorsogan	6,777,000	6,777,000
Division of Iriga City	786,000	786,000
Division of Legazpi City	1,120,000	1,120,000
Division of Ligao City	994,000	994,000
Division of Masbate City	792,000	792,000
Division of Naga City	1,029,000	1,029,000
Division of Sorsogon City	1,301,000	1,301,000
Division of Tabaco City	948,000	948,000
Region VI - Western Visayas	59,019,000	59,019,000

Division of Aklan	4,890,000	4,890,000
Division of Antique	6,488,000	6,488,000
Division of Capiz	5,924,000	5,924,000
Division of Guimaras	1,461,000	1,461,000
Division of Iloilo	15,567,000	15,567,000
Division of Negros Occidental	11,316,000	11,316,000
Division of Bacolod City	2,277,000	2,277,000

358	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Division of Bago City	1,001,000	1,001,000
Division of Cadiz City	1,086,000	1,086,000
Division of Escalante City	657,000	657,000
Division of Iloilo City	1,860,000	1,860,000
Division of Kabankalan City	1,460,000	1,460,000
Division of La Carlota City	491,000	491,000
Division of Passi City	657,000	657,000
Division of Roxas City	934,000	934,000
Division of Sagay City	1,114,000	1,114,000
Division of San Carlos City	1,090,000	1,090,000
Division of Silay City	746,000	746,000
Region VII - Central Visayas	54,652,000	54,652,000

Division of Bohol	12,913,000	12,913,000
Division of Cebu Province	16,539,000	16,539,000
Division of Negros Oriental	6,730,000	6,730,000
Division of Siquijor	887,000	887,000
Division of Bais City	683,000	683,000
Division of Bayawan City	1,253,000	1,253,000
Division of Bogo City	514,000	514,000
Division of Carcar City	800,000	800,000
Division of Cebu City	3,625,000	3,625,000
Division of Danao City	957,000	957,000
Division of Dumaguete City	556,000	556,000
Division of Guihulngan City	1,260,000	1,260,000
Division of Lapu-lapu City	1,970,000	1,970,000
Division of Mandaue City	1,444,000	1,444,000
Division of Naga City	693,000	693,000
Division of Tagbilaran City	457,000	457,000
Division of Talisay City	1,065,000	1,065,000
Division of Tanjay City	1,021,000	1,021,000
Division of Toledo City	1,285,000	1,285,000
Region VIII - Eastern Visayas	50,389,000	50,389,000

Division of Biliran	1,847,000	1,847,000
Division of Eastern Samar	5,340,000	5,340,000
Division of Leyte	15,403,000	15,403,000
Division of Northern Samar	7,530,000	7,530,000
Division of Samar	8,037,000	8,037,000
Division of Southern Leyte	3,848,000	3,848,000
Division of Baybay City	1,006,000	1,006,000
Division of Borongan City	721,000	721,000
Division of Calbayog City	2,186,000	2,186,000
Division of Catbalogan City	892,000	892,000
Division of Maasin City	811,000	811,000
Division of Ormoc City	1,545,000	1,545,000
Division of Tacloban City	1,223,000	1,223,000
Region IX - Zamboanga Peninsula	34,528,000	34,528,000

Division of Zamboanga del Norte	9,486,000	9,486,000
Division of Zamboanga del Sur	9,388,000	9,388,000
Division of Zamboanga Sibugay	6,497,000	6,497,000
Division of Dapitan City	772,000	772,000
Division of Dipolog City	865,000	865,000
Division of Isabela City	976,000	976,000
Division of Pagadian City	1,281,000	1,281,000
Division of Zamboanga City	5,263,000	5,263,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	359
DEPARTMENT OF EDUCATION

Region X - Northern Mindanao	37,140,000	37,140,000

Division of Bukidnon	9,600,000	9,600,000
Division of Camiguin	843,000	843,000
Division of Lanao del Norte	5,369,000	5,369,000
Division of Misamis Occidental	3,885,000	3,885,000
Division of Misamis Oriental	5,968,000	5,968,000
Division of Cagayan de Oro City	2,987,000	2,987,000
Division of El Salvador City	316,000	316,000
Division of Gingoog City	1,215,000	1,215,000
Division of Iligan City	2,066,000	2,066,000
Division of Malaybalay City	1,290,000	1,290,000
Division of Oroquieta City	638,000	638,000
Division of Ozamiz City	911,000	911,000
Division of Tangub City	732,000	732,000
Division of Valencia City	1,320,000	1,320,000
Region XI - Davao	34,344,000	34,344,000

Division of Compostela Valley	5,896,000	5,896,000
Division of Davao del Norte	3,705,000	3,705,000
Division of Davao del Sur	3,808,000	3,808,000
Division of Davao Occidental	3,097,000	3,097,000
Division of Davao Oriental	2,513,000	2,513,000
Division of Davao City	8,301,000	8,301,000
Division of Digos City	973,000	973,000
Division of Island Garden City of Samal	875,000	875,000
Division of Mati City	2,794,000	2,794,000
Division of Panabo City	1,143,000	1,143,000
Division of Tagum City	1,239,000	1,239,000
Region XII - SOCCSKSARGEN	33,738,000	33,738,000

Division of Cotabato	10,869,000	10,869,000
Division of Sarangani	4,839,000	4,839,000
Division of South Cotabato	5,673,000	5,673,000
Division of Sultan Kudarat	5,590,000	5,590,000
Division of Cotabato City	1,154,000	1,154,000
Division of General Santos City	2,976,000	2,976,000
Division of Kidapawan City	1,042,000	1,042,000
Division of Koronadal City	1,008,000	1,008,000
Division of Tacurong City	587,000	587,000
Region XIII - CARAGA	25,742,000	25,742,000

Division of Agusan del Norte	2,720,000	2,720,000
Division of Agusan del Sur	6,313,000	6,313,000
Division of Dinagat Island	1,392,000	1,392,000
Division of Siargao	1,576,000	1,576,000
Division of Surigao del Norte	2,305,000	2,305,000
Division of Surigao del Sur	5,162,000	5,162,000
Division of Bayugan City	961,000	961,000
Division of Bislig City	819,000	819,000
Division of Butuan City	2,334,000	2,334,000
Division of Cabadbaran City	528,000	528,000
Division of Surigao City	1,166,000	1,166,000
Division of Tandag City	466,000	466,000

360	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Teacher Quality and Development Program	2,412,000	5,796,000		8,208,000

National Capital Region (NCR)	2,412,000	5,796,000		8,208,000

Central Office	2,412,000	5,796,000		8,208,000

Sub-total, Operations	330,095,414,000	71,775,382,000	121,137,167,000	523,007,963,000

TOTAL NEW APPROPRIATIONS	P353,205,626,000	P76,857,396,000	P122,459,667,000	P552,522,689,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	224,136,679
Creation of New Positions	26,297,253
Reclassification of Positions	125,756

Total Permanent Positions	250,559,688

Other Compensation Common to All
Personnel Economic Relief Allowance	18,531,108
Representation Allowance	62,184
Transportation Allowance	60,432
Clothing and Uniform Allowance	3,860,650
Honoraria	299,025
Mid-Year Bonus - Civilian	18,678,103
Year End Bonus	18,678,103
Cash Gift	3,860,650
Step Increment	560,273
Productivity Enhancement Incentive	3,860,650

Total Other Compensation Common to All	68,451,178

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	483,262
Special Hardship Allowance	2,152,162
Lump-sum for Equivalent Record Form	271,272
Lump-sum for Master Teachers	160,529
Lump-sum for filling of Positions - Civilian	20,097,849
Anniversary Bonus - Civilian	2,314,548

Total Other Compensation for Specific Groups	25,479,622

Other Benefits
PAG-IBIG Contributions	926,083
PhilHealth Contributions	2,602,087
Employees Compensation Insurance Premiums	926,083

DECEMBER 29, 2017	OFFICIAL GAZETTE	361
DEPARTMENT OF EDUCATION

Retirement Gratuity	1,578,216
Terminal Leave	229,427
Loyalty Award - Civilian	622

Total Other Benefits	6,262,518

Non-Permanent Positions	2,452,620

Total Personnel Services	353,205,626

Maintenance and Other Operating Expenses
Travelling Expenses	2,260,374
Training and Scholarship Expenses	6,989,803
Supplies and Materials Expenses	17,781,577
Utility Expenses	2,833,318
Communication Expenses	3,457,062
Awards/Rewards and Prizes	29,995
Survey, Research, Exploration and Development Expenses	581,631
Demolition/Relocation and Desilting/Dredging Expenses	6,703
Confidential, Intelligence and Extraordinary Expenses Extraordinary and Miscellaneous Expenses	13,595
Professional Services	830,139
General Services	1,010,021
Repairs and Maintenance	2,952,211
Financial Assistance/Subsidy	35,920,004
Taxes, Insurance Premiums and Other Fees	176,866
Labor and Wages	101,150
Other Maintenance and Operating Expenses
Advertising Expenses	22,794
Printing and Publication Expenses	568,783
Representation Expenses	93,460
Transportation and Delivery Expenses	75,630
Rent/Lease Expenses	21,485
Membership Dues and Contributions to Organizations	1,063
Subscription Expenses	57,931
Donations	74
Website Maintenance	38,015
Other Maintenance and Operating Expenses	1,033,712

Total Maintenance and Other Operating Expenses	76,857,396

Total Current Operating Expenditures	430,063,022

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	65,000
Land Improvements Outlay	80,000
Buildings and Other Structures	106,832,902
Machinery and Equipment Outlay	15,186,365
Transportation Equipment Outlay	150,000
Furniture, Fixtures and Books Outlay	145,400

Total Capital Outlays	122,459,667

TOTAL NEW APPROPRIATIONS	552,522,689

362	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

B. EARLY CHILDHOOD CARE AND DEVELOPMENT COUNCIL

For general administration and support, and operations as indicated hereunder	P73,516,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P8,573,000	P24,031,000		P32,604,000
Operations		40,912,000		40,912,000

EARLY CHILDHOOD CARE AND DEVELOPMENT PROGRAM		40,912,000		40,912,000

TOTAL NEW APPROPRIATIONS	P8,573,000	P64,943,000		P73,516,000

Special Provision(s)

1. Establishment of National Child Development Centers. In addition to the amounts appropriated herein, Four Hundred Nine Million Six Hundred Ninety Four Thousand Pesos (P409,694,000) shall be used for the establishment of National Child Development Centers and the conversion of existing day care centers into Child Development Centers in various LGUs sourced from the contributions of PAGCOR in accordance with R.A. No. 10410.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

The Early Childhood Care and Development (ECCD) Council shall submit its quarterly reports on financial and physical accomplishments, including the list and amount of projects and recipient LGUs with electronic signature to the DIM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on ECCD Council website for a period of three (3) years. The Chairperson of ECCD Council shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P8,573,000	P24,031,000		P32,604,000

Sub-total, General Administration and Support	8,573,000	24,031,000		32,604,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	363
DEPARTMENT OF EDUCATION

Operations
Readiness of Filipino Children for Kindergarten Achieved		40,912,000	40,912,000

EARLY CHILDHOOD CARE AND DEVELOPMENT PROGRAM		40,912,000	40,912,000

Development of Policies, Standards and Guidelines		9,485,000	9,485,000
Capacity-building and institutional development of intermediaries and other partners		31,311,000	31,311,000
Accreditation of ECCD Service Providers		116,000	116,000

Sub-total, Operations		40,912,000	40,912,000

TOTAL NEW APPROPRIATIONS	P8,573,000	P64,943,000	P73,516,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,722

Total Permanent Positions	1,722

Other Compensation Common to All
Personnel Economic Relief Allowance	24
Representation Allowance	132
Clothing and Uniform Allowance	5
Mid-Year Bonus - Civilian	144
Year End Bonus	144
Cash Gift	5
Step Increment	4
Productivity Enhancement Incentive	5

Total Other Compensation Common to All	463

Other Benefits
PAG-IBIG Contributions	1
PhilHealth Contributions	5
Employees Compensation Insurance Premiums	I

Total Other Benefits	7

Non-Permanent Positions	6,381

Total Personnel Services	8,573

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Maintenance and Other Operating Expenses
Travelling Expenses Training and Scholarship Expenses Supplies and Materials Expenses	1,600 32,395 1,261
Utility Expenses	896
Communication Expenses	1,463
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	200
Professional Services	12,592
Repairs and Maintenance	592
Taxes, Insurance Premiums and Other Fees	295
Other Maintenance and Operating Expenses
Rent/Lease Expenses	2,512
Other Maintenance and Operating Expenses	11,137

Total Maintenance and Other Operating Expenses	64,943

Total Current Operating Expenditures	73,516

TOTAL NEW APPROPRIATIONS	73,516

C. NATIONAL BOOK DEVELOPMENT BOARD

For general administration and support, and operations as indicated hereunder	P44,691,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P13,508,000	P 9,214,000	P656,000	P23,378,000
Operations	5,467,000	15,846,000		21,313,000

LOCAL BOOK PUBLISHING INDUSTRY DEVELOPMENT PROGRAM	5,467,000	15,846,000		21,313,000

TOTAL NEW APPROPRIATIONS	P18,975,000	P25,060,000	P656,000	P44,691,000

Special Provision(s)

1. Interest Income of the National Book Development Trust Fund. The interest income of the National Book Development Trust Fund shall be used as grant to Filipino authors, especially in science and technology and in subject areas with none or few local authors, which shall be allocated equitably among the regions in accordance with R.A. No. 9521. In no case shall any part of the seed capital, including earnings thereof, be used as overhead expenses for the administration of said Fund.

Disbursements or expenditures by the National Book Development Board (NBDB) in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The NBDB shall submit its quarterly reports on income and expenditure, including the list of grantees with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on NBDB website for a period of three (3) years. The Chairperson of NBDB shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

DECEMBER 29, 2017	OFFICIAL GAZETTE	365
DEPARTMENT OF EDUCATION

2. Appropriations for Programs and Specific Activities. The amounts appropriated herein far the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P13,508,000	P 9,214,000	P656,000	P23,378,000

Sub-total, General Administration and Support	13,508,000	9,214,000	656,000	23,378,000

Operations
Local book publishing industry developed	5,467,000	15,846,000		21,313,000

LOCAL BOOK PUBLISHING INDUSTRY DEVELOPMENT PROGRAM	5,467,000	15,846,000		21,313,000

Capacity building and trade promotion incentives	3,011,000	12,767,000		15,778,000
Administration of awards, grants and incentives	2,167,000	1,600,000		3,767,000
Policy development, research, information system management, and information campaign	289,000	1,479,000		1,768,000

Sub-total, Operations	5,467,000	15,846,000		21,313,000

TOTAL NEW APPROPRIATIONS	P18,975,000	P25,060,000	P656,000	P44,691,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary				13,539

Total Permanent Positions				13,539

Other Compensation Common to All
Personnel Economic Relief Allowance				744
Representation Allowance				312

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GENERAL APPROPRIATIONS ACT, FY 2018

Transportation Allowance	312
Clothing and Uniform Allowance	155
Honoraria	1,128
Mid-Year Bonus – Civilian	1,128
Year End Bonus	1,128
Cash Gift	155
Step Increment	34
Productivity Enhancement Incentive	155

Total Other Compensation Common to All	5,251

Other Benefits
PAG-IBIG Contributions	37
PhilHealth Contributions	111
Employees Compensation Insurance Premiums	37

Total Other Benefits	185

Total Personnel Services	18,975

Maintenance and Other Operating Expenses
Travelling Expenses	3,971
Training and Scholarship Expenses	339
Supplies and Materials Expenses	1,650
Utility Expenses	895
Communication Expenses	1,110
Awards/Rewards and Prizes	396
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	2,308
General Services	2,241
Repairs and Maintenance	170
Financial Assistance/Subsidy	603
Taxes, Insurance Premiums and Other Fees	82
Other Maintenance and Operating Expenses
Advertising Expenses	30
Printing and Publication Expenses	791
Representation Expenses	1,752
Transportation and Delivery Expenses	435
Rent/Lease Expenses	8,079
Subscription Expenses	90

Total Maintenance and Other Operating Expenses	25,060

Total Current Operating Expenditures	44,035

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	656

Total Capital Outlays	656

TOTAL NEW APPROPRIATIONS	44,691

DECEMBER 29, 2017	OFFICIAL GAZETTE	367
DEPARTMENT OF EDUCATION

D. NATIONAL COUNCIL FOR CHILDREN’S TELEVISION

For general administration and support, and operations as indicated hereunder	P14,398,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P3,560,000	P1,801,000		P 5,361,000
Operations	1,233,000	7,804,000		9,037,000

CHILD-FRIENDLY TELEVISION DEVELOPMENT PROGRAM	1,233,000	7,804,000		9,037,000

TOTAL NEW APPROPRIATIONS	P4,793,000	P9,605,000		P14,398,000

Special Provision(s)

1. Interest Income of the National Endowment Fund for Children’s Television. The interest income of the National Endowment Fund for Children’s Television shall be used as grant to qualified producers and organizations of proven track record in the production of high quality children’s television programs, with priority given to independent producers and organizations in accordance with Section 12 of R.A. No. 8370.

Disbursements or expenditures by the National Council for Children’s Television (NCCT) in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal Iaws.

The NCCT shall submit its quarterly reports on income and expenditure, including the list of grantees with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on NCCT website for a period of three (3) years. The Executive Director of NCCT shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operatinq Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P3,560,000	P1,801,000		P5,361,000

Sub-total, General Administration and Support	3,560,000	1,801,000		5,361,000

368	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Operations
Quality Child-Friendly Television Programs Promoted	1,233,000	7,804,000	9,037,000

CHILD-FRIENDLY TELEVISION DEVELOPMENT PROGRAM	1,233,000	7,804,000	9,037,000

Child-Friendly Television Development Services	1,233,000	7,804,000	9,037,000

Sub-total, Operations	1,233,000	7,804,000	9,037,000

TOTAL NEW APPROPRIATIONS	P4,793,000	P9,605,000	P14,398,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary			3,404

Total Permanent Positions			3,404

Other Compensation Common to All
Personnel Economic Relief Allowance			144
Representation Allowance			108
Transportation Allowance			108
Clothing and Uniform Allowance			30
Mid-Year Bonus – Civilian			283
Year End Bonus			283
Cash Gift			30
Per Diems			323
Step Increment			8
Productivity Enhancement Incentive			30

Total Other Compensation Common to All			1,347

Other Benefits
PAG-IBIG Contributions			8
PhilHealth Contributions			26
Employees Compensation Insurance Premiums			8

Total Other Benefits			42

Total Personnel Services			4,793

Maintenance and Other Operating Expenses
Training and Scholarship Expenses			7,804
Supplies and Materials Expenses			205
Utility Expenses			5
Communication Expenses			172

DECEMBER 29, 2017	OFFICIAL GAZETTE	369
DEPARTMENT OF EDUCATION

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	1,143
Repairs and Maintenance	40
Taxes, Insurance Premiums and Other Fees	23
Other Maintenance and Operating Expenses
Representation Expenses	15
Transportation and Delivery Expenses	30
Subscription Expenses	25
Other Maintenance and Operating Expenses	25

Total Maintenance and Other Operating Expenses	9,605

Total Current Operating Expenditures	14,398

TOTAL NEW APPROPRIATIONS	14,398

E. NATIONAL MUSEUM

For general administration and support, support to operations, and operations, as indicated hereunder	P521,871,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P 28,200,000	P 34,197,000	P 3,610,000	P 66,007,000
Support to Operations	588,000	1,651,000	270,000	2,509,000
Operations	83,629,000	148,890,000	220,836,000	453,355,000

MUSEUMS PROGRAM	83,629,000	148,890,000	220,836,000	453,355,000

TOTAL NEW APPROPRIATIONS	P112,417,000	P184,738,000	P224,716,000	P521,871,000

Special Provision(s)

1. Revolving Fund for Museum Operations. The revolving fund in the amount of Two Million Pesos (P2,000,000) constituted from sales of reproductions, cultural items, creation, restoration, conservation, identification, authentication, publications, income from planetarium programs, and other auxiliary services shall be used for the MODE and Capital Outlay requirements of the National Museum in accordance with Section 26 of R.A. No. 8492. Any income collected in excess of said amount shall be deposited with the National Treasury as income of the General Fund in accordance with Section 45, Chapter 5, Book VI of E.D. No. 292, s. 1987.

Disbursements or expenditures by the National Museum in violation of the above requirement shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The National Museum shall submit its quarterly reports on income and expenditure with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on National Museum website for a period of three (3) years. The head of the agency concerned shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

370	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	P16,776,000	P 34,197,000	P 3,610,000	P 54,583,000
Administration of Personnel Benefits	11,424,000			11,424,000

Sub-total, General Administration and Support	28,200,000	34,197,000	3,610,000	66,007,000

Support to Operations
Project Monitoring and Evaluation Services	588,000	1,651,000	270,000	2,509,000

Sub-total, Support to Operations	588,000	1,651,000	270,000	2,509,000

Operations
Management and preservation of museums, collections and cultural properties strengthened	83,629,000	148,890,000	220,836,000	453,355,000

MUSEUMS PROGRAM	83,629,000	148,890,000	220,836,000	453,355,000

Management and Development of the National Collections and Related Knowledge Resources (including Participation to International Meetings and Conferences)	67,220,000	113,030,000	19,018,000	199,268,000
Restoration, Preservation, Protection and Development of Cultural Property	16,409,000	35,860,000	2,368,000	54,637,000
Project(s)

Locally-Funded Project(s)			199,450,000	199,450,000

Rehabilitation of Main Distribution Frame and IP Telephone System at National Museum and Fine Arts Building			10,450,000	10,450,000
Site Development and Integration of the Gomburza Monument and the Old Legislative Building Along and Across Padre Burgos Avenue in the City of Manila			15,000,000	15,000,000
Restoration and Improvement of Cultural Properties and Spaces in Bohol			40,000,000	40,000,000
Restoration and Improvement of Cultural Properties and Spaces in the Ilocos Region			30,000,000	30,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	371
DEPARTMENT OF EDUCATION

Construction of National Museum in Antique			4,000,000	4,000,000
Construction of National Museum in Davao City			100,000,000	100,000,000

Sub-total, Operations	83,629,000	148,890,000	220,836,000	453,355,000

TOTAL NEW APPROPRIATIONS	P112,417,000	P184,738,000	P224,716,000	P521,871,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	74,804

Total Permanent Positions	74,804

Other Compensation Common to All
Personnel Economic Relief Allowance	6,096
Representation Allowance	978
Transportation Allowance	978
Clothing and Uniform Allowance	1,270
Monoraria	30
Mid-Year Bonus - Civilian	6,233
Year End Bonus	6,233
Cash Gift	1,270
Step Increment	187
Productivity Enhancement Incentive	1,270

Total Other Compensation Common to All	24,545

Other Compensation for Specific Groups
Magna Carta for Science and Technology Personnel	91

Total Other Compensation for Specific Groups	91

Other Benefits
PAG-IBIG Contributions	304
PhilHealth Contributions	765
Employees Compensation Insurance Premiums	304
Retirement Gratuity	9,476
Loyalty Award - Civilian	180
Terminal Leave	1,948

Total Other Benefits	12,977

Total Personnel Services	112,417

372	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Maintenance and Other Operating Expenses
Travelling Expenses	25,290
Training and Scholarship Expenses	2,513
Supplies and Materials Expenses	13,634
Utility Expenses	36,106
Communication Expenses	1,563
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	8,825
General Services	64,433
Repairs and Maintenance	10,237
Taxes, Insurance Premiums and Other Fees	11,468
Labor and Wages	500
Other Maintenance and Operating Expenses
Advertising Expenses	300
Printing and Publication Expenses	6,800
Representation Expenses	704
Transportation and Delivery Expenses	50
Rent/Lease Expenses	500
Subscription Expenses	408
Other Maintenance and Operating Expenses	1,289

Total Maintenance and Other Operating Expenses	184,738

Total Current Operating Expenditures	297,155

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	30,000
Buildings and Other Structures	159,000
Machinery and Equipment Outlay	33,216
Transportation Equipment Outlay	1,000
Other Property Plant and Equipment Outlay	1,500

Total Capital Outlays	224,716

TOTAL NEW APPROPRIATIONS	521,871

F. PHILIPPINE HIGH SCHOOL FOR THE ARTS

For general administration and support, and operations, as indicated hereunder	P	135,667,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	14,349,000	P	36,651,000	P	45,092,000	P	96,092,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	373
DEPARTMENT OF EDUCATION

Operations		10,583,000		28,357,000		635,000		39,575,000

SPECIAL SECONDARY EDUCATION FOR THE ARTS PROGRAM		10,583,000		28,357,000		635,000		39,575,000

TOTAL NEW APPROPRIATIONS	P	24,932,000	P	65,008,000	P	45,727,000	P	135,667,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	P	11,297,000	P	36,651,000	P	45,092,000	P	93,040,000
Administration of Personnel Benefits		3,052,000						3,052,000

Sub-total, General Administration and Support		14,349,000		36,651,000		45,092,000		96,092,000

Operations
Access of artistically gifted students to complete quality secondary education achieved		10,583,000		28,357,000		635,000		39,575,000

SPECIAL SECONDARY EDUCATION FOR THE ARTS PROGRAM		10,583,000		28,357,000		635,000		39,575,000

Operation of Philippine High School for the Arts including outreach, screening, student exchange program with other countries and production activities		10,583,000		28,357,000		635,000		39,575,000

Sub-total, Operations		10,583,000		28,357,000		635,000		39,575,000

TOTAL NEW APPROPRIATIONS	P	24,932,000	P	65,008,000	P	45,727,000	P	135,667,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	16,400

Total Permanent Positions	16,400

374	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Other Compensation Common to All
Personnel Economic Relief Allowance	1,032
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	215
Honoraria	186
Mid-Year Bonus - Civilian	1,367
Year End Bonus	1,367
Cash Gift	215
Step Increment	41
Productivity Enhancement Incentive	215

Total Other Compensation Common to All	5,058

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilian	3,052
Anniversary Bonus - Civilian	126

Total Other Compensation for Specific Groups	3,178

Other Benefits
PAG-IBIG Contributions	52
PhilHealth Contributions	159
Employees Compensation Insurance Premiums	52

Total Other Benefits	263

Non-Permanent Positions	33

Total Personnel Services	24,932

Maintenance and Other Operating Expenses
Travelling Expenses	2,375
Training and Scholarship Expenses	4,747
Supplies and Materials Expenses	15,067
Utility Expenses	2,570
Communication Expenses	1,371
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	4,712
General Services	16,495
Repairs and Maintenance	2,285
Taxes, Insurance Premiums and Other Fees	774
Other Maintenance and Operating Expenses
Advertising Expenses	79
Printing and Publication Expenses	412
Representation Expenses	263
Transportation and Delivery Expenses	5
Rent/Lease Expenses	13,556
Membership Dues and Contributions to Organizations	32
Subscription Expenses	60
Other Maintenance and Operating Expenses	87

Total Maintenance and Other Operating Expenses	65,008

DECEMBER 29, 2017	OFFICIAL GAZETTE	375
DEPARTMENT OF EDUCATION

Total Current Operating Expenditures	89,940

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	30,000
Land Improvements Outlay	300
Machinery and Equipment Outlay	2,047
Transportation Equipment Outlay	12,110
Furniture, Fixtures and Books Outlay	1,250
Other Property Plant and Equipment Outlay	20

Total Capital Outlays	45,727

TOTAL NEW APPROPRIATIONS	135,667

376	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

GENERAL SUMMARY

DEPARTMENT OF EDUCATION

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. Office of the Secretary	P	353,205,626,000	P	76,857,396,000	P	122,459,667,000	P	552,522,689,000
B. Early Childhood Care and Development Council		8,573,000		64,943,000				73,516,000
C. National Book Development Board		18,975,000		25,060,000		656,000		44,691,000
D. National Council for Children’s Television		4,793,000		9,605,000				14,398,000
E. National Museum		112,417,000		184,738,000		224,716,000		521,871,000
F. Philippine High School for the Arts		24,932,000		65,008,000		45,727,000		135,667,000

Total New Appropriations, Department of Education	P	353,375,316,000	P	77,206,750,000	P	122,730,766,000	P	553,312,832,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	377
STATE UNIVERSITIES AND COLLEGES

VIII. STATE UNIVERSITIES AND COLLEGES

A. UNIVERSITY OF THE PHILIPPINES SYSTEM

(The National University)

For general administration and support, support to operations, and operations, including locally-funded project(s) and the operation of the Philippine General Hospital, as indicated hereunder	P	16,156,097,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	1,391,889,000	P	488,689,000	P		P	1,880,578,000
Support to Operations		354,668,000		13,033,000				367,701,000
Operations		8,557,456,000		2,472,391,000		2,877,971,000		13,907,818,000

HIGHER EDUCATION PROGRAM		5,344,911,000		1,221,985,000		2,527,971,000		9,094,867,000
ADVANCED EDUCATION PROGRAM		719,068,000		277,282,000				996,350,000
RESEARCH PROGRAM		360,161,000		195,981,000				556,142,000
TECHNICAL ADVISORY EXTENSION PROGRAM		213,849,000		69,864,000				283,713,000
HOSPITAL SERVICES PROGRAM		1,919,467,000		707,279,000		350,000,000		2,976,746,000

TOTAL NEW APPROPRIATIONS	P	10,304,013,000	P	2,974,113,000	P	2,877,971,000	P	16,156,097,000

Special Provision(s)

1. Legal Research Fund. The Legal Research Fund shall be used in support of the University of the Philippines Law Center sourced from one percent (1%) of the filing fees collected by courts as well as agencies or tribunals exercising quasi-judicial functions in accordance with LOI No. 1182 dated December 16, 1981 and Section 4 of R.A. No. 3870, as amended by P.D. Nos. 200 and 1856.

Disbursements or expenditures by the University of the Philippines System (UPS) in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The UPS shall submit its quarterly reports on income and expenditures with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on UPS’ website for a period of three (3) years. The President of the UPS shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. UP Resilience Institute. The University of the Philippines Resilience Institute (UPRI), together with other state universities and colleges, shall support the Climate Change Commission in training LGUs to formulate and complete Local Climate Change Action Plans (LCCAP) and Comprehensive Land Use and Development Plans (CLUDP). The UPRI shall empower LGUs with science-based information and technologies for development planning, such as Climate Vulnerability and Disaster Risk Assessment (CVDRA) and multi-scenario, probabilistic hazard models.

3. Appropriations of the University of the Philippines System. The appropriations of the University of the Philippines System herein authorized shall be released and disbursed in accordance with the provisions of Republic Act No. 9500.

(GENERAL OBSERVATION- President’s Veto Message, December 19, 2017, Volume I-B, page 653, R.A. No. 10964)

4. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

378	OFFICIAL GAZETTE	VOL. 113, NO. 1
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New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	790,562,000	P	488,689,000	P		P	1,279,251,000
Administration of Personnel Benefits		601,327,000						601,327,000

Sub-total, General Administration and Support		1,391,889,000		488,689,000				1,880,578,000

Support to Operations
Auxiliary Services		354,668,000		13,033,000				367,701,000

Sub-total, Support to Operations		354,668,000		13,033,000				367,701,000

Operations
Relevant and Quality Tertiary Education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		5,344,911,000		1,221,985,000		2,527,971,000		9,094,867,000

HIGHER EDUCATION PROGRAM		5,344,911,000		1,221,985,000		2,527,971,000		9,094,867,000

Provision of Higher Education Services including P2,186,000 for Tulong Dunong		5,344,491,000		1,185,905,000				6,530,396,000

Project(s)
Locally-Funded Project(s)		420,000		36,080,000		2,527,971,000		2,564,471,000

Construction of Faculty and Staff Housing, UP System						200,000,000		200,000,000
Construction of Agronomy, Soils and Horticulture Building Crop Protection Wing, UP Los Baños						100,000,000		100,000,000
Completion of the National Institute of Health Building, UP Manila						72,000,000		72,000,000
Road Network Leading to the New Academic Core Zone [Segment 1 (2km) and Segment 2 (1.7km)], UP Miag-ao Campus, UP Visayas						100,000,000		100,000,000
Completion of the Science Building (Phase 2), UP Cebu						60,911,000		60,911,000
World Class Multi-Media Production Building UP Open University						100,000,000		100,000,000
Campus Inter-Connectivity and Accessibility UP Baguio						100,000,000		100,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	379
STATE UNIVERSITIES AND COLLEGES

Construction of College of Humanities and Social Sciences Cultural Complex (CHSS) Phase 2 (Performing Arts Theater) UP Mindanao		100,000,000	100,000,000
Rehabilitation, Renovation and Modernization of the Gonzales, University Library, UP Diliman		209,000,000	209,000,000
Purchase of Ethnographic artifacts/teaching collection facilities/education medium and interactive teaching platform/publication reading materials and for research collection in Cordillera Region and Museo Kordilyera of UP-Baguio		3,500,000	3,500,000
Rehabilitation of Undergraduate Studies Building in Cebu		12,700,000	12,700,000
Construction of School Management Building-Phase 3 UP-Mindanao		100,000,000	100,000,000
Construction/Repair/Rehabilitation of Academic Building		55,000,000	55,000,000

UP Diliman		5,000,000	5,000,000
UP Manila		5,000,000	5,000,000
UP Baguio		5,000,000	5,000,000
UP Clark Green City		5,000,000	5,000,000
UP Alabang		5,000,000	5,000,000
UP Los Baños		5,000,000	5,000,000
UP Open University		5,000,000	5,000,000
UP Visayas		5,000,000	5,000,000
UP Cebu		5,000,000	5,000,000
UP Panabo		5,000,000	5,000,000
UP Mindanao		5,000,000	5,000,000
Purchase of Various Equipment Outlay		55,000,000	55,000,000

UP Diliman		5,000,000	5,000,000
UP Manila		5,000,000	5,000,000
UP Baguio		5,000,000	5,000,000
UP Clark Green City		5,000,000	5,000,000
UP Alabang		5,000,000	5,000,000
UP Los Baños		5,000,000	5,000,000
UP Open University		5,000,000	5,000,000
UP Visayas		5,000,000	5,000,000
UP Cebu		5,000,000	5,000,000
UP Panabo		5,000,000	5,000,000
UP Mindanao		5,000,000	5,000,000
UP Blockchain Project	1,000,000		1,000,000
Construction of Neuro Science Institute Bldg., UP Manila		50,000,000	50,000,000
Scholarship for the Mobility for Vigor and Excellence (Move UP) UP System	20,000,000		20,000,000
Construction/Improvement of UP Gymnasium, UP Diliman		50,000,000	50,000,000
Reconstruction and Upgrading of Rizal Hall, UP Manila		30,000,000	30,000,000
Rehabilitation of Administrative Building Porch-UP Cebu		9,040,000	9,040,000
Sculpture Garden UP Los Baños		5,000,000	5,000,000

380	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Balag the Musical Project		2,000,000		2,000,000
Contemporary Art Network Activity in Vargas Museum		2,000,000		2,000,000
Support for the Indigenous Peoples Center in UP Visayas		500,000		500,000
Balanghay Sculpture sa Lagoon, UP			15,000,000	15,000,000
Construction of Faculty Center (College of Arts and Letters) UP Diliman			300,000,000	300,000,000
Construction of Public Restrooms in the Campus			50,000,000	50,000,000
Renovation of Vinzon’s Hall, Phase 1, UP Diliman			100,000,000	100,000,000
Construction of Water Impounding Lagoons - UP Diliman			50,000,000	50,000,000
Construction of Student Dormitory - UP Mindanao			100,000,000	100,000,000
Funding for the UP Resilience Institute for DRRM			150,000,000	150,000,000
Renovation of Students Dormitory - Molave Residence Hall			72,450,000	72,450,000
Renovation of Students Dormitory - Yakal Residence Hall			95,690,000	95,690,000
Renovation of Students Dormitory - Kamia Residence Hall			82,680,000	82,680,000
Research for Movable and Immovable Cultures		5,000,000		5,000,000
Funding Requirements for the Institute of Creative Writing, UP Diliman	420,000	5,580,000		6,000,000
Dormitory for Graduate Students, UP Los Baños			100,000,000	100,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation	1,079,229,000	473,263,000		1,552,492,000

ADVANCED EDUCATION PROGRAM	719,068,000	277,282,000		996,350,000

Provision of Advanced Education Services	719,068,000	277,282,000		996,350,000
RESEARCH PROGRAM	360,161,000	195,981,000		556,142,000

Conduct of Research Services	360,161,000	195,981,000		556,142,000
Community Engagement Increased	213,849,000	69,864,000		283,713,000
TECHNICAL ADVISORY EXTENSION PROGRAM	213,849,000	69,864,000		283,713,000

Provision of Extension Services	213,849,000	69,864,000		283,713,000
Quality Medical Education and Hospital Services Ensured	1,919,467,000	707,279,000	350,000,000	2,976,746,000

HOSPITAL SERVICES PROGRAM	1,919,467,000	707,279,000	350,000,000	2,976,746,000

Provision of Medical Services	1,919,467,000	707,279,000		2,626,746,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	381
STATE UNIVERSITIES AND COLLEGES

Project(s)
Locally-Funded Project(s)			350,000,000	350,000,000

Renovation of Department of Out-Patient Services (DOPS) Building, UP Philippine General Hospital			100,000,000	100,000,000
Construction of Cancer Care Center, UP-PGH			250,000,000	250,000,000

Sub-total, Operations	8,557,456,000	2,472,391,000	2,877,971,000	13,907,818,000

TOTAL NEW APPROPRIATIONS	P10,304,013,000	P2,974,113,000	P2,877,971,000	P16,156,097,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	7,160,893

Total Permanent Positions	7,160,893

Other Compensation Common to All
Personnel Economic Relief Allowance	287,016
Representation Allowance	7,350
Transportation Allowance	6,804
Clothing and Uniform Allowance	60,510
Honoraria	208,514
Mid-Year Bonus-Civilian	596,741
Year-End Bonus	596,741
Cash Gift	60,510
Step Increment	17,903
Productivity Enhancement Incentive	60,510

Total Other Compensation Common to All	1,902,599

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	331,634
Magna Carta for Science & Technology Personnel	53,936
Lump-Sum for filling of Positions - Civilian	51,799
Anniversary Bonus - Civilian	41,409

Total Other Compensation for Specific Groups	478,778

Other Benefits
PAG-IBIG Contributions	14,522
PhilHealth Contributions	44,315

382	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Employees Compensation Insurance Premiums	14,521
Retirement Gratuity	356,336
Terminal Leave	151,783

Total Other Benefits	581,477

Non-Permanent Positions	180,266

Total Personnel Services	10,304,013

Maintenance and Other Operating Expenses
Travelling Expenses	77,166
Training and Scholarship Expenses	656,398
Supplies and Materials Expenses	753,250
Utility Expenses	613,930
Communication Expenses	169,624
Awards/Rewards and Prizes	100,250
Professional Services	2,800
Survey, Research, Exploration and Development Expenses	28,459
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,032
General Services	218,353
Repairs and Maintenance	159,519
Financial Assistance/Subsidy	5,753
Taxes, Insurance Premiums and Other Fees	32,328
Other Maintenance and Operating Expenses
Advertising Expenses	568
Printing and Publication Expenses	11,497
Representation Expenses	5,488
Transportation and Delivery Expenses	2,207
Rent/Lease Expenses	6,734
Membership Dues and Contributions to Organizations	4,639
Subscription Expenses	9,903
Donations	21,401
Other Maintenance and Operating Expenses	90,814

Total Maintenance and Other Operating Expenses	2,974,113

Total Current Operating Expenditures	13,278,126

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	70,000
Infrastructure Outlay	150,000
Buildings and Other Structures	2,599,471
Machinery and Equipment Outlay	55,000
Furniture, Fixtures and Book Outlay	1,500
Heritage Assets	2,000

Total Capital Outlays	2,877,971

TOTAL NEW APPROPRIATIONS	16,156,097

DECEMBER 29, 2017	OFFICIAL GAZETTE	383
STATE UNIVERSITIES AND COLLEGES

B. NATIONAL CAPITAL REGION

B.1. EULOGIO ‘AMANG’ RODRIGUEZ INSTITUTE OF SCIENCE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s) , as indicated hereunder	P237,040,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P 38,988,000	P36,962,000	P	P 75,950,000
Support to Operations	4,660,000	1,190,000		5,850,000
Operations	105,987,000	9,161,000	40,092,000	155,240,000

HIGHER EDUCATION PROGRAM	92,697,000	4,781,000	40,092,000	137,570,000
ADVANCED EDUCATION PROGRAM	2,703,000	485,000		3,188,000
RESEARCH PROGRAM	1,186,000	1,922,000		3,108,000
TECHNICAL ADVISORY EXTENSION PROGRAM	9,401,000	1,973,000		11,374,000

TOTAL NEW APPROPRIATIONS	P149,635,000	P47,313,000	P40,092,000	P237,040,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P 17,732,000	P36,962,000	P	P 54,694,000
Administration of Personnel Benefits	21,256,000			21,256,000

Sub-total, General Administration and Support	38,988,000	36,962,000		75,950,000

Support to Operations
Auxiliary Services	4,660,000	1,190,000		5,850,000

Sub-total, Support to Operations	4,660,000	1,190,000		5,850,000

384	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Operations
Relevant and Quality Tertiary Education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased	92,697,000	4,781,000	40,092,000	137,570,000

HIGHER EDUCATION PROGRAMS	92,697,000	4,781,000	40,092,000	137,570,000

Provision of Higher Education Services	92,697,000	4,781,000		97,478,000

Project(s)
Locally-Funded Project(s)			40,092,000	40,092,000

Rehabilitation and Repainting of EARIST Building Exteriors			10,896,000	10,896,000
Application of Green Technology to EARIST Buildings			19,196,000	19,196,000
Construction/Repair/Rehabilitation of Academic Building			5,000,000	5,000,000
Purchase of Various Equipment Outlay			5,000,000	5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation	3,889,000	2,407,000		6,296,000

ADVANCED EDUCATION PROGRAM	2,703,000	485,000		3,188,000

Provision of Advanced Education Services	2,703,000	485,000		3,188,000
RESEARCH PROGRAM	1,186,000	1,922,000		3,108,000

Conduct of Research Services	1,186,000	1,922,000		3,108,000
Community Engagement Increased	9,401,000	1,973,000		11,374,000
TECHNICAL ADVISORY EXTENSION PROGRAM	9,401,000	1,973,000		11,374,000

Provision of Extension Services	9,401,000	1,973,000		11,374,000

Sub-total, Operations	105,987,000	9,161,000	40,092,000	155,240,000

TOTAL NEW APPROPRIATIONS	P149,635,000	P47,313,000	P40,092,000	P237,040,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary				95,700

DECEMBER 29, 2017	OFFICIAL GAZETTE	385
STATE UNIVERSITIES AND COLLEGES

Total Permanent Positions	95,700

Other Compensation Common to All
Personnel Economic Relief Allowance	6,768
Representation Allowance	108
Transportation Allowance	108
Clothing and Uniform Allowance	1,410
Honoraria	2,008
Mid-Year Bonus-Civilian	7,975
Year End Bonus	7,975
Cash Gift	1,410
Step Increment	238
Productivity Enhancement Incentive	1,410

Total Other Compensation Common to All	29,410

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	60
Lump-Sum for filling of Positions- Civilian	16,440

Total Other Compensation for Specific Groups	16,500

Other Benefits
PAG-IBIG Contributions	339
PhilHealth Contributions	1,019
Employees Compensation Insurance Premiums	339
Retirement Gratuity	3,972
Terminal Leave	844

Total Other Benefits	6,513

Non-Permanent Positions	1,512

Total Personnel Services	149,635

Maintenance and Other Operating Expenses
Travelling Expenses	1,424
Training and Scholarship Expenses	1,760
Supplies and Materials Expenses	11,631
Utility Expenses	29,147
Communication Expenses	832
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	355
Repairs and Maintenance	664
Taxes, Insurance Premiums and Other Fees	301
Other Maintenance and Operating Expenses
Advertising Expenses	91
Printing and Publication Expenses	129
Representation Expenses	515
Membership Dues and Contributions to Organizations	200
Subscription Expenses	104
Other Maintenance and Operating Expenses	50

Total Maintenance and Other Operating Expenses	47,313

386	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Total Current Operating Expenditures	196,948

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	35,092
Machinery and Equipment Outlay	5,000

Total Capital Outlays	40,092

TOTAL NEW APPROPRIATIONS	237,040

B.2. MARIKINA POLYTECHNIC COLLEGE

For general administration and support, and operations, including locally-funded project(s) as indicated hereunder	P179,201,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P31,642,000	P 7,878,000	P	P 39,520,000
Operations	49,912,000	13,157,000	76,612,000	139,681,000

HIGHER EDUCATION PROGRAM	49,912,000	13,157,000	76,612,000	139,681,000

TOTAL NEW APPROPRIATIONS	P81,554,000	P21,035,000	P76,612,000	P179,201,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P22,885,000	P7,878,000	P	P30,763,000
Administration of Personnel Benefits	8,757,000			8,757,000

Sub-total, General Administration and Support	31,642,000	7,878,000		39,520,000

Operations
Relevant and Quality Tertiary Education ensured to achieve inclusive growth and access of

DECEMBER 29, 2017	OFFICIAL GAZETTE	387
STATE UNIVERSITIES AND COLLEGES

deserving but poor students to quality tertiary education increased	49,912,000	13,157,000	76,612,000	139,681,000

HIGHER EDUCATION PROGRAM	49,912,000	13,157,000	76,612,000	139,681,000

Provision of Higher Education Services including P300,000 for Tulong-Dunong	49,912,000	13,157,000		63,069,000

Project(s)
Locally-Funded Project(s)			76,612,000	76,612,000

Construction of Civil Technology Building -Phase 2			31,453,000	31,453,000
Construction of Library Building - Phase 2			35,159,000	35,159,000
Construction/Repair/Rehabilitation of Academic Building			5,000,000	5,000,000
Purchase of Various Equipment Outlay			5,000,000	5,000,000

Sub-total, Operations	49,912,000	13,157,000	76,612,000	139,681,000

TOTAL NEW APPROPRIATIONS	P81,554,000	P21,035,000	P76,612,000	P179,201,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	53,520

Total Permanent Positions	53,520

Other Compensation Common to All
Personnel Economic Relief Allowance	4,464
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	930
Honoraria	742
Mid-Year Bonus-Civilian	4,460
Year End Bonus	4,460
Cash Gift	930
Step Increment	134
Productivity Enhancement Incentive	930

Total Other Compensation Common to All	17,254

Other Compensation for Specific Groups

388	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Magna Carta for Public Health Workers	78
Lump-Sum for filling of Positions - Civilian	8,757

Total Other Compensation for Specific Groups	8,835

Other Benefits
PAG-IBIG Contributions	223
PhilHealth Contributions	615
Employees Compensation Insurance Premiums	223

Total Other Benefits	1,061

Non-Permanent Positions	884

Total Personnel Services	81,554

Maintenance and Other Operating Expenses
Travelling Expenses	400
Training and Scholarship Expenses	1,000
Supplies and Materials Expenses	3,300
Utility Expenses	11,000
Communication Expenses	1,200
Survey, Research, Exploration and Development Expenses	1,451
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Repairs and Maintenance	1,366
Labor and Wages	1,200

Total Maintenance and Other Operating Expenses	21,035

Total Current Operating Expenditures	102,589

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	71,612
Machinery and Equipment Outlay	5,000

Total Capital Outlays	76,612

TOTAL NEW APPROPRIATIONS	179,201

B.3. PHILIPPINE NORMAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P792,255,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

DECEMBER 29, 2017	OFFICIAL GAZETTE	389
STATE UNIVERSITIES AND COLLEGES

PROGRAMS
General Administration and Support	P	112,539,000	P	88,209,000	P		P	200,748,000

Support to Operations		11,293,000		12,145,000				23,438,000
Operations		366,072,000		70,442,000		131,555,000		568,069,000

HIGHER EDUCATION PROGRAM		279,804,000		60,741,000		131,555,000		472,100,000
ADVANCED EDUCATION PROGRAM		46,947,000		4,539,000				51,486,000
RESEARCH PROGRAM		10,222,000		2,280,000				12,502,000
TECHNICAL ADVISORY EXTENSION PROGRAM		29,099,000		2,882,000				31,981,000

TOTAL NEW APPROPRIATIONS	P	489,904,000	P	170,796,000	P	131,555,000	P	792,255,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	68,018,000	P	88,209,000	P		P	156,227,000
Administration of Personnel Benefits		44,521,000						44,521,000

Sub-total, General Administration and Support		112,539,000		88,209,000				200,748,000

Support to Operations
Auxiliary Services		11,293,000		12,145,000				23,438,000

Sub-total, Support to Operations		11,293,000		12,145,000				23,438,000

Operations
Relevant and Quality Tertiary Education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		279,804,000		60,741,000		131,555,000		472,100,000

HIGHER EDUCATION PROGRAM		279,804,000		60,741,000		131,555,000		472,100,000

Provision of Higher Education Services including P200,000 for Tulong-Dunong		279,804,000		60,741,000				340,545,000

390	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Project(s)
Locally-Funded Project(s)						131,555,000		131,555,000

Completion of the Innovation Hub Building for PKU-North Luzon and PNU-South Luzon						121,555,000		121,555,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		57,169,000		6,819,000				63,988,000

ADVANCED EDUCATION PROGRAM		46,947,000		4,539,000				51,486,000

Provision of Advanced Education Services		46,947,000		4,539,000				51,486,000
RESEARCH PROGRAM		10,222,000		2,280,000				12,502,000

Conduct of Research Services		10,222,000		2,280,000				12,502,000
Community Engagement Increased		29,099,000		2,882,000				31,981,000

TECHNICAL ADVISORY EXTENSION PROGRAM		29,099,000		2,882,000				31,981,000

Provision of Extension Services		29,099,000		2,882,000				31,981,000

Sub-total, Operations		366,072,000		70,442,000		131,555,000		568,069,000

TOTAL NEW APPROPRIATIONS	P	489,904,000	P	170,796,000	P	131,555,000	P	792,255,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	240,958

Total Permanent Positions	240,958

Other Compensation Common to All
Personnel Economic Relief Allowance	11,640
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	2,425
Honoraria	113,859
Mid-Year Bonus-Civilian	20,080
Year-End Bonus	20,080

DECEMBER 29, 2017	OFFICIAL GAZETTE	391
STATE UNIVERSITIES AND COLLEGES

Cash Gift	2,425
Step Increment	602
Productivity Enhancement Incentive	2,425

Total Other Compensation Common to All	173,920

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	218
Lump-Sum for filling of Positions - Civilian	21,511

Total Other Compensation for Specific Groups	21,729

Other Benefits
PAG-IBIG Contributions	582
PhilHealth Contributions	1,851
Employees Compensation Insurance Premiums	582
Retirement Gratuity	22,419
Loyalty Award - Civilian	425
Terminal Leave	23,600

Total Other Benefits	49,459

Non-Permanent Positions	3,838

Total Personnel Services	489,904

Maintenance and Other Operating Expenses
Travelling Expenses	6,236
Training and Scholarship Expenses	12,450
Supplies and Materials Expenses	21,782
Utility Expenses	36,250
Communication Expenses	3,984
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	418
Professional Services	1,900
General Services	25,499
Repairs and Maintenance	53,044
2,674
Other Maintenance and Operating Expenses
Advertising Expenses	600
Printing and Publication Expenses	550
Representation Expenses	2,424
Rent/Lease Expenses	400
Membership Dues and Contributions to Organizations	1,800
Subscription Expenses	785

Total Maintenance and Other Operating Expenses	170,796

Total Current Operating Expenditures	660,700

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	126,555
Machinery and Equipment Outlay	5,000

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GENERAL APPROPRIATIONS ACT, FY 2018

Total Capital Outlays	131,555

TOTAL NEW APPROPRIATIONS	792,255

B.4. PHILIPPINE STATE COLLEGE OF AERONAUTICS

For general administration and support, and operations including locally-funded projects as indicated hereunder	P113,127,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	33,867,000	P	14,726,000			P	48,593,000
Operations		45,136,000		9,398,000		10,000,000		64,534,000

HIGHER EDUCATION PROGRAM		45,136,000		9,398,000		10,000,000		64,534,000

TOTAL NEW APPROPRIATIONS	P	79,003,000	P	24,124,000	P	10,000,000	P	113,127,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	19,365,000	P	14,726,000	P		P	34,091,000
Administration of Personnel Benefits		14,502,000						14,502,000

Sub-total, General Administration and Support		33,867,000		14,726,000				48,593,000

Operations
Relevant and Quality Tertiary Education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		45,136,000		9,398,000		10,000,000		64,534,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	393
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM		45,136,000		9,398,000		10,000,000		64,534,000

Provision of Higher Education Services including P300,000 for Tulong-Dunong		45,136,000		9,398,000				54,534,000

Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000

Sub-total, Operations		45,136,000		9,398,000		10,000,000		64,534,000

TOTAL NEW APPROPRIATIONS	P	79,003,000	P	24,124,000	P	10,000,000	P	113,127,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								48,056

Total Permanent Positions								48,056

Other Compensation Common to All
Personnel Economic Relief Allowance								3,192
Representation Allowance								162
Transportation Allowance								162
Clothing and Uniform Allowance								665
Honoraria								1,720
Mid-Year Bonus - Civilian								4,004
Year-End Bonus								4,004
Cash Gift								665
Step Increment								120
Productivity Enhancement Incentive								665

Total Other Compensation Common to All								15,359

Other Compensation for Specific Groups
Magna Carta for Public Health Workers								40
Lump-Sum for filling of Positions - Civilian								14,502

Total Other Compensation for Specific Groups								14,542

Other Benefits
PAG-IBIG Contributions								160
PhilHealth Contributions								471

394	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Employees Compensation Insurance Premiums	160

Total Other Benefits	791

Non-Permanent Positions	255

Total Personnel Services	79,003

Maintenance and Other Operating Expenses
Travelling Expenses	2,000
Training and Scholarship Expenses	2,800
Supplies and Materials Expenses	6,300
Utility Expenses	9,500
Communication Expenses	600
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	100
Repairs and Maintenance	1,000
Taxes, Insurance Premiums and Other Fees	100
Other Maintenance and Operating Expenses
Printing and Publication Expenses	98
Representation Expenses	500
Rent/Lease Expenses	800
Other Maintenance and Operating Expenses	326

Total Maintenance and Other Operating Expenses	24,124

Total Current Operating Expenditures	103,127

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	5,000
Machinery and Equipment Outlay	5,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	113,127

B.5. POLYTECHNIC UNIVERSITY OF THE PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	1,400,446,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	395
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	346,575,000	P	140,897,000	P		P	487,472,000
Support to Operations		50,401,000		3,676,000				54,077,000
Operations		726,442,000		73,327,000		59,128,000		858,897,000

HIGHER EDUCATION PROGRAM		679,906,000		62,071,000		59,128,000		801,105,000
ADVANCED EDUCATION PROGRAM		22,172,000		5,787,000				27,959,000
RESEARCH PROGRAM		13,688,000		3,687,000				17,375,000
TECHNICAL ADVISORY EXTENSION PROGRAM		10,676,000		1,782,000				12,458,000

TOTAL NEW APPROPRIATIONS	P	1,123,418,000	P	217,900,000	P	59,128,000	P	1,400,446,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	267,035,000	P	140,897,000	P		P	407,932,000
Administration of Personnel Benefits		79,540,000						79,540,000

Sub-total, General Administration and Support		346,575,000		140,897,000				487,472,000

Support to Operations
Auxiliary Services		50,401,000		3,676,000				54,077,000

Sub-total, Support to Operations		50,401,000		3,676,000				54,077,000

Operations
Relevant and Quality Tertiary Education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		679,906,000		62,071,000		59,128,000		801,105,000

HIGHER EDUCATION PROGRAM		679,906,000		62,071,000		59,128,000		801,105,000

Provision of Higher Education Services including P2,066,000 for Tulong-Dunong		679,906,000		62,071,000				741,977,000

Project(s)
Locally-Funded Project(s)						59,128,000		59,128,000

396	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Completion of College of Engineering Building PUP - Maragondon						21,115,000		21,115,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Completion of MPB-Sports Facilities Building						28,013,000		28,013,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		35,860,000		9,474,000				45,334,000

ADVANCED EDUCATION PROGRAM		22,172,000		5,787,000				27,959,000

Provision of Advanced Education Services		22,172,000		5,787,000				27,959,000
RESEARCH PROGRAM		13,688,000		3,687,000				17,375,000

Conduct of Research Services		13,688,000		3,687,000				17,375,000
Community Engagement Increased		10,676,000		1,782,000				12,458,000

TECHNICAL ADVISORY EXTENSION PROGRAM		10,676,000		1,782,000				12,458,000

Provision of Extension Services		10,676,000		1,782,000				12,458,000

Sub-total, Operations		726,442,000		73,327,000		59,128,000		858,897,000

TOTAL NEW APPROPRIATIONS	P	1,123,418,000	P	217,900,000	P	59,128,000	P	1,400,446,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	738,990

Total Permanent Positions	738,990

Other Compensation Common to All
Personnel Economic Relief Allowance	43,536
Representation Allowance	660
Transportation Allowance	660
Clothing and Uniform Allowance	9,070
Honoraria	74,300
Mid-Year Bonus - Civilian	61,582
Year-End Bonus	61,582
Cash Gift	9,070
Step Increment	1,847
Productivity Enhancement Incentive	9,070

DECEMBER 29, 2017	OFFICIAL GAZETTE	397
STATE UNIVERSITIES AND COLLEGES

Total Other Compensation Common to All	271,377

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	406
Lump-Sum for filling of Positions - Civilian	30,439

Total Other Compensation for Specific Groups	30,845

Other Benefits
PAG-IBIG Contributions	2,176
PhilHealth Contributions	6,564
Employees Compensation Insurance Premiums	2,176
Retirement Gratuity	38,012
Terminal Leave	11,089

Total Other Benefits	60,017

Non-Permanent Positions	22,189

Total Personnel Services	1,123,418

Maintenance and Other Operating Expenses
Travelling Expenses	1,591
Training and Scholarship Expenses	10,823
Supplies and Materials Expenses	46,841
Utility Expenses	98,086
Communication Expenses	7,054
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	350
General Services	33,875
Repairs and Maintenance	3,683
Taxes, Insurance Premiums and Other Fees	6,324
Other Maintenance and Operating Expenses
Advertising Expenses	107
Printing and Publication Expenses	1,189
Representation Expenses	6,828
Transportation and Delivery Expenses	54
Rent/Lease Expenses	200
Membership Dues and Contributions to Organizations	171
Subscription Expenses	544

Total Maintenance and Other Operating Expenses	217,900

Total Current Operating Expenditures	1,341,318

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	54,128
Machinery and Equipment Outlay	5,000

Total Capital Outlays	59,128

TOTAL NEW APPROPRIATIONS	1,400,446

398	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

B.6. RIZAL TECHNOLOGICAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P402,682,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	99,067,000	P	78,643,000		P	P	177,710,000
Support to Operations		8,144,000		589,000				8,733,000
Operations		159,196,000		9,481,000		47,562,000		216,239,000

HIGHER EDUCATION PROGRAM		140,733,000		8,527,000		47,562,000		196,822,000
ADVANCED EDUCATION PROGRAM		4,012,000		176,000				4,188,000
RESEARCH PROGRAM		7,139,000		402,000				7,541,000
TECHNICAL ADVISORY EXTENSION PROGRAM		7,312,000		376,000				7,688,000

TOTAL NEW APPROPRIATIONS	P	266,407,000	P	88,713,000	P	47,562,000	P	402,682,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	28,021,000	P	78,643,000	P	P	106,664,000
Administration of Personnel Benefits		71,046,000					71,046,000

Sub-total, General Administration and Support		99,067,000		78,643,000			177,710,000

Support to Operations

DECEMBER 29, 2017	OFFICIAL GAZETTE	399
STATE UNIVERSITIES AND COLLEGES

Auxiliary Services	8,144,000	589,000		8,733,000

Sub-total, Support to Operations	8,144,000	589,000		8,733,000

Operations
Relevant and Quality Tertiary Education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased	140,733,000	8,527,000	47,562,000	196,822,000
HIGHER EDUCATION PROGRAM	140,733,000	8,527,000	47,562,000	196,822,000

Provision of Higher Education Services	140,733,000	8,527,000		149,260,000

Project(s)
Locally-Funded Project(s)			47,562,000	47,562,000

Purchase of Various Equipment Outlay			25,562,000	25,562,000
Repair and Renovation of Existing Building Boni and Pasig Campuses			17,000,000	17,000,000
Construction/Repair/Rehabilitation of Academic Building			5,000,000	5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation	11,151,000	578,000		11,729,000

ADVANCED EDUCATION PROGRAM	4,012,000	176,000		4,188,000

Provision of Advanced Education Services	4,012,000	176,000		4,188,000
RESEARCH PROGRAM	7,139,000	402,000		7,541,000

Conduct of Research Services	7,139,000	402,000		7,541,000
Community Engagement Increased	7,312,000	376,000		7,688,000

TECHNICAL ADVISORY EXTENSION PROGRAM	7,312,000	376,000		7,688,000

Provision of Extension Services	7,312,000	376,000		7,688,000

Sub-total, Operations	159,196,000	9,481,000	47,562,000	216,239,000

TOTAL NEW APPROPRIATIONS	P266,407,000	P88,713,000	P47,562,000	P402,682,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

400	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Basic Salary	143,811

Total Permanent Positions	143,811

Other Compensation Common to All
Personnel Economic Relief Allowance	9,784
Representation Allowance	60
Transportation Allowance	60
Clothing and Uniform Allowance	1,830
Honoraria	7,692
Mid-Year Bonus - Civilian	11,984
Year-End Bonus	11,984
Cash Gift	1,830
Step Increment	359
Productivity Enhancement Incentive	1,830

Total Other Compensation Common to All	46,413

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	135
Lump-Sum for filling of Positions - Civilian	37,432

Total Other Compensation for Specific Groups	37,567

Other Benefits
PAG-IBIG Contributions	438
PhilHealth Contributions	1,373
Employees Compensation Insurance Premiums	438
Retirement Gratuity	24,607
Terminal Leave	9,007

Total Other Benefits	35,863

Non-Permanent Positions	2,753

Total Personnel Services	266,407

Maintenance and Other Operating Expenses
Travelling Expenses	1,666
Training and Scholarship Expenses	625
Supplies and Materials Expenses	27,116
Utility Expenses	35,554
Communication Expenses	500
Confidential, Intelligence and Extraordinary Expenses Extraordinary and Miscellaneous Expenses	245
Professional Services	1,877
General Services	16,700
Repairs and Maintenance	900
Taxes, Insurance Premiums and Other Fees	1,850
Labor and Mages	360
Other Maintenance and Operating Expenses
Representation Expenses	760
Membership Dues and Contributions to Organizations	550
Donations	10

DECEMBER 29, 2017	OFFICIAL GAZETTE	401
STATE UNIVERSITIES AND COLLEGES

Total Maintenance and Other Operating Expenses	88,713

Total Current Operating Expenditures	355,120

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	22,000
Machinery and Equipment Outlay	25,562

Total Capital Outlays	47,562

TOTAL NEW APPROPRIATIONS	402,682

B.7. TECHNOLOGICAL UNIVERSITY OF THE PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P663,928,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	168,224,000	P	33,920,000	P		P	202,144,000
Support to Operations		18,386,000		3,488,000		8,900,000		30,774,000
Operations		349,130,000		49,553,000		32,327,000		431,010,000

HIGHER EDUCATION PROGRAM		304,720,000		41,080,000		22,500,000		368,300,000
ADVANCED EDUCATION PROGRAM		7,029,000		1,194,000				8,223,000
RESEARCH PROGRAM		26,615,000		4,699,000		9,827,000		41,141,000
TECHNICAL ADVISORY EXTENSION PROGRAM		10,766,000		2,580,000				13,346,000

TOTAL NEW APPROPRIATIONS	P	535,740,000	P	86,961,000	P	41,227,000	P	663,928,000

402	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision		74,840,000	33,920,000			108,760,000

National Capital Region (NCR)		55,614,000	24,403,000			80,017,000

Technological University of the Philippines - Manila		43,962,000	19,286,000			63,248,000
Technological University of the Philippines - Taguig		11,652,000	5,117,000			16,769,000
Region IV A - CALABARZON		9,865,000	4,357,000			14,222,000

Technological University of the Philippines - Cavite		9,865,000	4,357,000			14,222,000
Region VI - West Visayas		9,361,000	5,160,000			14,521,000

Technological University of the Philippines - Visayas		9,361,000	5,160,000			14,521,000
Administration of Personnel Benefits	P	93,384,000			P	93,384,000

National Capital Region (NCR)		81,536,000				81,536,000

Technological University of the Philippines - Manila		64,440,000				64,440,000
Technological University of the Philippines - Taguig		17,096,000				17,096,000
Region IV A - CALABARZON		6,140,000				6,140,000

Technological University of the Philippines - Cavite		6,140,000				6,140,000
Region VI - West Visayas		5,708,000				5,708,000

Technological University of the Philippines - Visayas		5,708,000				5,708,000

Sub-total, General Administration and Support		168,224,000	33,920,000			202,144,000

Support to Operations
Auxiliary Services		18,386,000	3,488,000			21,874,000

National Capital Region (NCR)		15,271,000	2,024,000			17,295,000

Technological University of the Philippines - Manila		9,174,000	1,665,000			10,839,000
Technological University of the Philippines - Taguig		6,097,000	359,000			6,456,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	403
STATE UNIVERSITIES AND COLLEGES

Region IV A - CALABARZON		312,000		312,000

Technological University of the Philippines - Cavite		312,000		312,000
Region VI - Western Visayas	3,115,000	1,152,000		4,267,000

Technological University of the Philippines - Visayas	3,115,000	1,152,000		4,267,000

Project(s)
Locally-Funded Project(s)			8,900,000	8,900,000

Installation/Acquisition of Solar Panel for IT Building, Administrative Building and Technology Workshop Building			4,500,000	4,500,000

National Capital Region (NCR)			4,500,000	4,500,000

Technological University of the Philippines - Taguig			4,500,000	4,500,000
Improvement of ICT Equipment for Campus Communication and Information Technology			400,000	400,000

National Capital Region (NCR)			400,000	400,000

Technological University of the Philippines - Tagwig			400,000	400,000
Construction of Student Center			4,000,000	4,000,000

Region VI - Western Visayas			4,000,000	4,000,000

Technological University of the Philippines - Visayas			4,000,000	4,000,000

Sub-total, Support to Operations	18,386,000	3,488,000	8,900,000	30,774,000

Operations
Relevant and Quality Tertiary Education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased	304,720,000	41,080,000	22,500,000	368,300,000

HIGHER EDUCATION PROGRAM	304,720,000	41,080,000	22,500,000	368,300,000

Provision of Higher Education Services	304,720,000	41,080,000		345,800,000

National Capital Region (NCR)	231,981,000	32,782,000		264,763,000

Technological University of the Philippines - Manila	190,820,000	26,421,000		217,241,000
Technological University of the Philippines - Taguig	41,161,000	6,361,000		47,522,000
Region IV A - CALABARZON	35,178,000	2,739,000		37,917,000

Technological University of the Philippines - Cavite	35,178,000	2,739,000		37,917,000

404	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region VI - West Visayas	37,561,000	5,559,000		43,120,000

Technological University of the Philippines - Visayas	37,561,000	5,559,000		43,120,000
Project(s)
Locally-Funded Project(s)			22,500,000	22,500,000

Procurement of Laboratory Equipment for Fluid Mechanics, Hydrology and Hydraulics			4,500,000	4,500,000

Region IVA - CALABARZON			4,500,000	4,500,000

Technological University of the Philippines - Cavite			4,500,000	4,500,000
Procurement of Power Transmission and Distribution Laboratory Equipment			4,500,000	4,500,000

Region IVA - CALABARZON			4,500,000	4,500,000

Technological University of the Philippines - Cavite			4,500,000	4,500,000
Construction of the Boiler Room and Acquisition of Equipment for the Boiler Room			3,500,000	3,500,000

Region VI - Western Visayas			3,500,000	3,500,000

Technological University of the Philippines - Visayas			3,500,000	3,500,000
Construction/Repair/Rehabilitation of Academic Building			5,000,000	5,000,000

Technological University of the Philippines - Cavite			2,500,000	2,500,000
Technological University of the Philippines - Visayas			2,500,000	2,500,000
Purchase of Various Equipment Outlay			5,000,000	5,000,000

Technological University of the Philippines - Manila			2,500,000	2,500,000
Technological University of the Philippines - Taguig			2,500,000	2,500,000
Higher Education Research Improved to Promote Economic Productivity and Innovation	33,644,000	5,893,000	9,827,000	49,364,000

ADVANCED EDUCATION PROGRAM	7,029,000	1,194,000		8,223,000

Provision of Advanced Education Services	7,029,000	1,194,000		8,223,000

National Capital Region (NCR)	7,029,000	1,194,000		8,223,000

Technological University of the Philippines - Manila	7,029,000	1,194,000		8,223,000
RESEARCH PROGRAM	26,615,000	4,699,000	9,827,000	41,141,000

Conduct of Research Services	26,615,000	4,699,000		31,314,000

National Capital Region (NCR)	20,389,000	3,063,000		23,452,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	405
STATE UNIVERSITIES AND COLLEGES

Technological University of the Philippines - Manila	17,878,000	2,330,000		20,208,000
Technological University of the Philippines - Taguig	2,511,000	733,000		3,244,000
Region IV A - CALABARZON		419,000		419,000

Technological University of the Philippines - Cavite		419,000		419,000
Region VI - West Visayas	6,226,000	1,217,000		7,443,000

Technological University of the Philippines - Visayas	6,226,000	1,217,000		7,443,000
Project(s)
Locally-Funded Project(s)			9,827,000	9,827,000

TUP-Center for Industrial Development and Productivity (TUP-CinDep)			9,827,000	9,827,000

National Capital Region (NCR)			9,827,000	9,827,000

Technological University of the Philippines - Manila			9,827,000	9,827,000

Community Engagement Increased	10,766,000	2,580,000		13,346,000

TECHNICAL ADVISORY EXTENSION PROGRAM	10,766,000	2,580,000		13,346,000

Provision of Extension Services	10,766,000	2,580,000		13,346,000

National Capital Region (NCR)	4,988,000	1,589,000		6,577,000

Technological University of the Philippines - Manila	4,988,000	1,589,000		6,577,000
Region IV A - CALABARZON		250,000		250,000

Technological University of the Philippines - Cavite		250,000		250,000
Region VI - West Visayas	5,778,000	741,000		6,519,000

Technological University of the Philippines - Visayas	5,778,000	741,000		6,519,000

Sub-total, Operations	349,130,000	49,553,000	32,327,000	431,010,000

TOTAL NEW APPROPRIATIONS	P535,740,000	P86,961,000	P41,227,000	P663,928,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services

406	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Civilian Personnel
Permanent Positions
Basic Salary	315,686

Total Permanent Positions	315,686

Other Compensation Common to All
Personnel Economic Relief Allowance	19,824
Representation Allowance	480
Transportation Allowance	480
Clothing and Uniform Allowance	4,130
Honoraria	30,293
Mid-Year Bonus - Civilian	26,308
Year-End Bonus	26,308
Cash Gift	4,130
Step Increment	791
Productivity Enhancement Incentive	4,130

Total Other Compensation Common to All	116,874

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	239
Lump-Sum for filling of Positions-Civilian	38,892
Other Personnel Benefits	6,819

Total Other Compensation for Specific Groups	45,950

Other Benefits
PAG-IBIG Contributions	991
PhilHealth Contributions	3,001
Employees Compensation Insurance Premiums	991
Retirement Gratuity	39,931
Terminal Leave	7,742

Total Other Benefits	52,656

Non-Permanent Positions	4,574

Total Personnel Services	535,740

Maintenance and Other Operating Expenses
Travelling Expenses	9,516
Training and Scholarship Expenses	5,476
Supplies and Materials Expenses	19,202
Utility Expenses	21,845
Communication Expenses	3,103
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,017
Professional Services	234
General Services	16,682
Repairs and Maintenance	3,102
Taxes, Insurance Premiums and Other Fees	1,015

DECEMBER 29, 2017	OFFICIAL GAZETTE	407
STATE UNIVERSITIES AND COLLEGES

Other Maintenance and Operating Expenses
Representation Expenses	5,769

Total Maintenance and Other Operating Expenses	86,961

Total Current Operating Expenditures	622,701

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	4,500
Building and Structures Outlay	19,827
Machinery and Equipment Outlay	16,900

Total Capital Outlays	41,227

TOTAL NEW APPROPRIATIONS	663,928

408	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

C. REGION I - ILOCOS

C.1. DON MARIANO MARCOS MEMORIAL STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P805,655,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	161,851,000	P	40,233,000	P		P	202,084,000
Support to Operations		33,900,000		11,711,000		77,584,000		123,195,000
Operations		412,461,000		37,915,000		30,000,000		480,376,000

HIGHER EDUCATION PROGRAM		333,333,000		25,271,000		30,000,000		388,604,000
ADVANCED EDUCATION PROGRAM				1,874,000				1,874,000
RESEARCH PROGRAM		46,047,000		6,959,000				53,006,000
TECHNICAL ADVISORY EXTENSION PROGRAM		33,081,000		3,811,000				36,892,000

TOTAL NEW APPROPRIATIONS	P	608,212,000	P	89,859,000	P	107,584,000	P	805,655,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	89,234,000	P	40,233,000	P		P	129,467,000
Administration of Personnel Benefits		72,617,000						72,617,000

Sub-total, General Administration and Support		161,851,000		40,233,000				202,084,000

Support to Operations
Auxiliary Services		33,900,000		11,711,000		77,584,000		123,195,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	409
STATE UNIVERSITIES AND COLLEGES

Project(s)
Locally-Funded Project(s)						77,584,000		77,584,000

Construction of Hostel-Component of the ICC						17,584,000		17,584,000
Completion of NARTDI Complex NLUC						10,000,000		10,000,000
Construction of Convention Wall and Training Center-Component of the International Convention Center						50,000,000		50,000,000

Sub-total, Support to Operations		33,900,000		11,711,000		77,584,000		123,195,000

Operations
Relevant and Quality Tertiary Education ensured to Achieved Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		333,333,000		25,271,000		30,000,000		388,604,000

HIGHER EDUCATION PROGRAM		333,333,000		25,271,000		30,000,000		388,604,000

Provision of Higher Education Services Including P10,700,000 for Tulong-Dunong		333,333,000		25,271,000				358,604,000

Project(s)
Locally-Funded Project(s)						30,000,000		30,000,000

Completion of GIS Building, NLUC						10,000,000		10,000,000
Completion of IF Building, SLUC						10,000,000		10,000,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		46,047,000		8,833,000				54,880,000

ADVANCED EDUCATION PROGRAM				1,874,000				1,874,000

Provision of Advanced Education Services				1,874,000				1,874,000

RESEARCH PROGRAM		46,047,000		6,959,000				53,006,000

Conduct of Research Services		46,047,000		6,959,000				53,006,000
Community Engagement Increased		33,081,000		3,811,000				36,892,000

TECHNICAL ADVISORY EXTENSION PROGRAM		33,081,000		3,811,000				36,892,000

Provision of Extension Services		33,081,000		3,811,000				36,892,000

Sub-total, Operations		412,461,000		37,915,000		30,000,000		480,376,000

TOTAL NEW APPROPRIATIONS	P	608,212,000	P	89,859,000	P	107,584,000	P	805,655,000

410	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	408,777

Total Permanent Positions	408,777

Other Compensation Common to All
Personnel Economic Relief Allowance	25,560
Representation Allowance	360
Transportation Allowance	360
Clothing and Uniform Allowance	5,325
Honoraria	2,350
Mid-Year Bonis - Civilian	34,064
Year End Bonus	34,064
Cash Gift	5,325
Step Increment	1,164
Productivity Enhancement Incentive	5,325

Total Other Compensation Common to All	113,897

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,516
Lump-Sum for filling of Positions-Civilian	66,002

Total Other Compensation for Specific Groups	67,518

Other Benefits
PAG-IBIG Contributions	1,279
PhilHealth Contributions	3,641
Employees Compensation Insurance Premiums	1,279
Loyalty Award - Civilian	400
Terminal Leave	6,615

Total Other Benefits	13,214

Non-Permanent Positions	4,806

Total Personnel Services	608,212

Maintenance and Other Operating Expenses
Travelling Expenses	3,375
Training and Scholarship Expenses	12,850
Supplies and Materials Expenses	14,498
Utility Expenses	22,164
Communication Expenses	3,050
Awards/Rewards and Prizes	325

DECEMBER 29, 2017	OFFICIAL GAZETTE	411
STATE UNIVERSITIES AND COLLEGES

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	1,020
General Services	940
Repairs and Maintenance	15,839
Taxes, Insurance Premiums and Other Fees	2,500
Labor and Wages	5,141
Other Maintenance and Operating Expenses
Advertising Expenses	66
Printing and Publication Expenses	1,427
Representation Expenses	4,419
Transportation and Delivery Expenses	1,000
Rent/Lease Expenses	20
Membership Dues and Contributions to Organizations	845
Subscription Expenses	200

Total Maintenance and Other Operating Expenses	89,859

Total Current Operating Expenditures	698,071

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	102,584
Machinery and Equipment Outlay	5,000

Total Capital Outlays	107,584

Total Programs/Locally-Funded Project(s)	805,655

TOTAL NEW APPROPRIATIONS	805,655

C.2. ILOCOS SUR POLYTECHNIC STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	230,698,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	32,091,000	P	6,953,000	P		P	39,044,000
Support to Operations		22,175,000						22,175,000
Operations		97,123,000		15,819,000		56,537,000		169,479,000

HIGHER EDUCATION PROGRAM		69,217,000		11,399,000		51,500,000		132,116,000
ADVANCED EDUCATION PROGRAM		19,142,000		2,905,000				22,047,000

412	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

RESEARCH PROGRAM			774,000	5,037,000	5,811,000
TECHNICAL ADVISORY EXTENSION PROGRAM	8,764,000		741,000		9,505,000

TOTAL NEW APPROPRIATIONS	P151,389,000	P	22,772,000	P56,537,000	P230,698,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P24,247,000	P	6,953,000	P	P	31,200,000
Administration of Personnel Benefits	7,844,000					7,844,000

Sub-total, General Administration and Support	32,091,000		6,953,000			39,044,000

Support to Operations
Auxiliary Services	22,175,000					22,175,000

Sub-total, Support to Operations	22,175,000					22,175,000

Operations
Relevant and Quality Tertiary Education ensured to Achieved Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased	69,217,000		11,399,000	51,500,000		132,116,000

HIGHER EDUCATION PROGRAM	69,217,000		11,399,000	51,500,000		132,116,000

Provision of Higher Education Services Including P500,000 for Tulong-Dunong	69,217,000		11,399,000			80,616,000

Project(s)
Locally-Funded Project(s)				51,500,000		51,500,000

Construction of Academic Building (Sta. Maria Campus)				25,000,000		25,000,000
Purchase of Land (Tagudin and Santiago Campus)				3,000,000		3,000,000
Construction of ISPSC Grand stand, Sta. Maria Campus				20,000,000		20,000,000
Construction of one-storey school clinic				3,500,000		3,500,000
Higher Education Research

DECEMBER 29, 2017	OFFICIAL GAZETTE	413
STATE UNIVERSITIES AND COLLEGES

Improved to Promote Economic Productivity and Innovation		19,142,000		3,679,000		5,037,000		27,858,000

ADVANCED EDUCATION PROGRAM		19,142,000		2,905,000				22,047,000

Additional MFO		19,142,000		2,905,000				22,047,000

RESEARCH PROGRAM				774,000		5,037,000		5,811,000

Conduct of Research Services				774,000				774,000
Project(s)
Locally-Funded Project(s)						5,037,000		5,037,000

Construction of Fishery Research Center (Narvacan Campus)						5,037,000		5,037,000
Community Engagement Increased		8,764,000		741,000				9,505,000

TECHNICAL ADVISORY EXTENSION PROGRAM		8,764,000		741,000				9,505,000

Provision of Extension Services		8,764,000		741,000				9,505,000

Sub-total, Operations		97,123,000		15,819,000		56,537,000		169,479,000

TOTAL NEW APPROPRIATIONS	P	151,389,000	P	22,772,000	P	56,537,000	P	230,698,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	107,497

Total Permanent Positions	107,497

Other Compensation Common to All
Personnel Economic Relief Allowance	7,872
Representation Allowance	108
Transportation Allowance	108
Clothing and Uniform Allowance	1,640
Honoraria	983
Mid-Year Bonus - Civilian	8,959
Year End Bonus	8,959
Cash Gift	1,640
Step Increment	269
Productivity Enhancement Incentive	1,640

Total Other Compensation Common to All	32,178

414	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	768
Lump-Sum for filling of Positions-Civilians	6,331

Total Other Compensation for Specific Groups	7,099

Other Benefits
PAG-IBIG Contributions	393
PhilHealth Contributions	1,102
Employees Compensation Insurance Premiums	393
Terminal Leave	1,513

Total Other Benefits	3,401

Non-Permanent Positions	1,214

Total Personnel Services	151,389

Maintenance and Other Operating Expenses
Travelling Expenses	2,511
Training and Scholarship Expenses	500
Supplies and Materials Expenses	12,955
Utility Expenses	2,254
Communication Expenses	222
Confidential, Intelligence and Extraordinary Expenses Extraordinary and Miscellaneous Expenses	162
General Services	1,911
Repairs and Maintenance	678
Financial Assistance/Subsidy	74
Taxes, Insurance Premiums and Other Fees	63
Other Maintenance and Operating Expenses	1,442

Total Maintenance and Other Operating Expenses	22,772

Total Current Operating Expenditures	174,161

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	3,000
Buildings and Other Structures	53,537

Total Capital Outlays	56,537

TOTAL NEW APPROPRIATIONS	230,698

C.3. MARIANO MARCOS STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	694,786,000

New Appropriations, by Program

DECEMBER 29, 2017	OFFICIAL GAZETTE	415
STATE UNIVERSITIES AND COLLEGES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	131,873,000	P	29,631,000	P		P	161,504,000
Support to Operations		17,889,000		6,603,000				24,492,000
Operations		249,222,000		99,878,000		159,690,000		508,790,000

HIGHER EDUCATION PROGRAM		214,968,000		50,764,000		159,690,000		425,422,000
ADVANCED EDUCATION PROGRAM		6,734,000		3,798,000				10,532,000
RESEARCH PROGRAM		23,298,000		38,849,000				62,147,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,222,000		6,467,000				10,689,000

TOTAL NEW APPROPRIATIONS	P	398,984,000	P	136,112,000	P	159,690,000	P	694,786,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total

PROGRAMS
General Administration and Support
General Management and Supervision	P	67,118,000	P	29,631,000	P		P	96,749,000
Administration of Personnel Benefits		64,755,000						64,755,000

Sub-total, General Administration and Support		131,873,000		29,631,000				161,504,000

Support to Operations
Auxiliary Services		17,889,000		6,603,000				24,492,000

Sub-total, Support to Operations		17,889,000		6,603,000				24,492,000

Operations
Relevant and Quality Tertiary Education ensured to Achieved Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		214,968,000		50,764,000		159,690,000		425,422,000

HIGHER EDUCATION PROGRAM		214,968,000		50,764,000		159,690,000		425,422,000

416	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Provision of Higher Education Services Including P5,300,000 for Tulong-Dunong		214,968,000		50,764,000				265,732,000

Project(s)
Locally-Funded Project(s)						159,690,000		159,690,000

Construction of Student Dormitory, Batac Campus						10,000,000		10,000,000
Construction of FEM Hall Extension, Batac Campus						13,600,000		13,600,000
Construction of Academic/Admin. Buildings Phase 2 for CASAT/CAFSD/CHS and CIT, Currimao/Batac/Laoag Campuses						23,000,000		23,000,000
Construction of 2-Storey Building for CBEA and CTE, Batac and Laoag Campuses						24,090,000		24,090,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Construction of Seed Storage Facility - Batac, Campus						2,000,000		2,000,000
Construction of Meteorology Laboratory Building-Batac, Campus						2,000,000		2,000,000
Construction of the State-of-the-Art Bioenergy Research and Innovation Building						75,000,000		75,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		30,032,000		42,647,000				72,679,000

ADVANCED EDUCATION PROGRAM		6,734,000		3,798,000				10,532,000

Provision of Advanced Education Services		6,734,000		3,798,000				10,532,000
RESEARCH PROGRAM		23,298,000		38,849,000				62,147,000

Conduct of Research Services		23,298,000		38,849,000				62,147,000
Community Engagement Increased		4,222,000		6,467,000				10,689,000

TECHNICAL ADVISORY EXTENSION PROGRAM		4,222,000		6,467,000				10,689,000

Provision of Extension Services		4,222,000		6,467,000				10,689,000

Sub-total, Operations		249,222,000		99,878,000		159,690,000		508,790,000

TOTAL NEW APPROPRIATIONS	P	398,984,000	P	136,112,000	P	159,690,000	P	694,786,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	417
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	249,567

Total Permanent Positions	249,567

Other Compensation Common to All
Personnel Economic Relief Allowance	15,792
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	3,290
Honoraria	3,761
Mid-Year Bonus - Civilian	20,797
Year End Bonus	20,797
Cash Gift	3,290
Step Increment	623
Productivity Enhancement Incentive	3,290

Total Other Compensation Common to All	71,880

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	976
Lump-Sum for filling of Positions-Civilians	51,244
Anniversary Bonus - Civilian	2,094

Total Other Compensation for Specific Groups	54,314

Other Benefits
PAG-IBIG Contributions	790
PhilHealth Contributions	2,263
Employees Compensation Insurance Premiums	790
Retirement Gratuity	10,139
Loyalty Award - Civilian	1,000
Terminal Leave	3,372

Total Other Benefits	18,354

Non-Permanent Positions	4,869

Total Personnel Services	398,984

Maintenance and Other Operating Expenses
Travelling Expenses	5,921
Training and Scholarship Expenses	6,178
Supplies and Materials Expenses	25,834
Utility Expenses	19,885
Communication Expenses	4,445
Awards/Rewards and Prizes	1,127
Survey, Research, Exploration and Development Expenses	25,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	162
Professional Services	493
Repairs and Maintenance	13,131

418	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Financial Assistance/Subsidy	4,560
Taxes, Insurance Premiums and Other Fees	2,650
Labor and Wages	21,260
Other Maintenance and Operating Expenses
Advertising Expenses	245
Printing and Publication Expenses	1,112
Representation Expenses	3,228
Transportation and Delivery Expenses	120
Rent/Lease Expenses	117
Membership Dues and Contributions to Organizations	198
Subscription Expenses	446

Total Maintenance and Other Operating Expenses	136,112

Total Current Operating Expenditures	535,096

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	154,690
Machinery and Equipment Outlay	5,000

Total Capital Outlays	159,690

TOTAL NEW APPROPRIATIONS	694,786

C.4. WORTH LUZON PHILIPPINES STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	134,544,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	10,446,000	P	4,009,000	P		P	14,455,000
Support to Operations				918,000				918,000
Operations		30,132,000		6,427,000		82,612,000		119,171,000

HIGHER EDUCATION PROGRAM		30,132,000		6,117,000		82,612,000		118,861,000
RESEARCH PROGRAM				310,000				310,000

TOTAL NEW APPROPRIATIONS	P	40,578,000	P	11,354,000	P	82,612,000	P	134,544,000

New Appropriations, by Programs/Activities/Projects

DECEMBER 29, 2017	OFFICIAL GAZETTE	419
STATE UNIVERSITIES AND COLLEGES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	9,167,000	P	4,009,000	P		P	13,176,000
Administration of Personnel Benefits		1,279,000						1,279,000

Sub-total, General Administration and Support		10,446,000		4,009,000				14,455,000

Support to Operations				918,000				918,000

Auxiliary Services				918,000				918,000

Sub-total, Support to Operations				918,000				918,000

Operations
Relevant and Quality Tertiary Education ensured to Achieved Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		30,132,000		6,117,000		82,612,000		118,861,000

HIGHER EDUCATION PROGRAM		30,132,000		6,117,000		82,612,000		118,861,000

Provision of Higher Education Services		30,132,000		6,117,000				36,249,000

Project(s)
Locally-Funded Project(s)						82,612,000		82,612,000

Completion of Three-Storey Academic and Laboratory Building of Criminology						12,000,000		12,000,000
Completion of Three-Storey Academic Building						30,000,000		30,000,000
Upgrading the Electrical System with Generator Set						8,000,000		8,000,000
Land Improvement						8,000,000		8,000,000
Construction of Motorpool						2,500,000		2,500,000
Repair/Improvement of NLPSC Drainage						2,612,000		2,612,000
Acquisition of Motor Vehicle						9,500,000		9,500,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation				310,000				310,000

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RESEARCH PROGRAM				310,000				310,000

Conduct of Research Services				310,000				310,000

Sub-total, Operations		30,132,000		6,427,000		82,612,000		119,171,000

TOTAL NEW APPROPRIATIONS	P	40,578,000	P	11,354,000	P	82,612,000	P	134,544,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	29,263

Total Permanent Positions	29,263

Other Compensation Common to All
Personnel Economic Relief Allowance	2,040
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	425
Honoraria	227
Mid-Year Bonus - Civilian	2,438
Year End Bonus	2,438
Cash Gift	425
Step Increment	73
Productivity Enhancement Incentive	425

Total Other Compensation Common to All	8,695

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	19
Lump-Sum for filling of Positions - Civilian	1,279

Total Other Compensation for Specific Groups	1,298

Other Benefits
PAG-IBIG Contributions	102
PhilHealth Contributions	306
Employees Compensation Insurance Premiums	102
Loyalty Award - Civilian	55

Total Other Benefits	565

Non-Permanent Positions	757

Total Personnel Services	40,578

Maintenance and Other Operating Expenses

DECEMBER 29, 2017	OFFICIAL GAZETTE	421
STATE UNIVERSITIES AND COLLEGES

Travelling Expenses	1,027
Training and Scholarship Expenses	819
Supplies and Materials Expenses	3,665
Utility Expenses	2,371
Communication Expenses	743
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	114
Repairs and Maintenance	1,262
Taxes, Insurance Premiums and Other Fees	815
Other Maintenance and Operating Expenses
Advertising Expenses	22
Printing and Publication Expenses	12
Representation Expenses	212
Membership Dues and Contributions to Organizations	131
Subscription Expenses	43

Total Maintenance and Other Operating Expenses	11,354

Total Current Operating Expenditures	51,932

Capital Outlays
Other Infrastructure Assets	8,000
Property, Plant and Equipment Outlay
Land Improvements Outlay	8,000
Buildings and Other Structures	52,112
Machinery and Equipment Outlay	5,000
Transportation Equipment Outlay	9,500

Total Capital Outlays	82,612

TOTAL NEW APPROPRIATIONS	134,544

C.5. PANGASIMAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P666,612,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	131,627,000	P	32,972,000	P		P	164,599,000
Support to Operations		19,574,000		1,248,000				20,822,000
Operations		262,486,000		54,612,000		164,093,000		481,191,000

HIGHER EDUCATION PROGRAM		226,448,000		41,348,000		144,093,000		411,889,000

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ADVANCED EDUCATION PROGRAM		5,692,000		2,440,000				8,132,000
RESEARCH PROGRAM		16,283,000		7,529,000		20,000,000		43,812,000
TECHNICAL ADVISORY EXTENSION PROGRAM		14,063,000		3,295,000				17,358,000

TOTAL NEW APPROPRIATIONS	P	413,687,000	P	88,832,000	P	164,093,000	P	666,612,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	108,490,000	P	32,972,000	P		P	141,462,000
Administration of Personnel Benefits		23,137,000						23,137,000

Sub-total, General Administration and Support		131,627,000		32,972,000				164,599,000

Support to Operations
Auxiliary Services		19,574,000		1,248,000				20,822,000

Sub-total, Support to Operations		19,574,000		1,248,000				20,822,000

Operations
Relevant and Quality Tertiary Education ensured to Achieved Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		226,448,000		41,348,000		164,093,000		431,889,000

HIGHER EDUCATION PROGRAM		226,448,000		41,348,000		164,093,000		431,889,000

Provision of Higher Education Services Including P20,200,000 for Tulong-Dunong		226,448,000		41,348,000				267,796,000

Project(s)
Locally-Funded Project(s)						164,093,000		164,093,000

Construction of Drainage System, Lingayen Campus						60,000,000		60,000,000
Construction of Student Center, Lingayen Campus						9,000,000		9,000,000
Construction of Engineering Research Center Building Urdaneta Campus						40,000,000		40,000,000
Construction of Student Center, Urdaneta Campus						10,000,000		10,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	423
STATE UNIVERSITIES AND COLLEGES

Road Construction and Repair, Urdaneta Campus						10,000,000		10,000,000
Road Construction and Repair, Sta. Maria Campus						10,093,000		10,093,000
Construction of Dormitory, Sta. Maria Campus						10,000,000		10,000,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Construction of Student Center, PSU-San Carlos Campus San Jose City, Pangasinan						5,000,000		5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		21,975,000		9,969,000				31,944,000

ADVANCED EDUCATION PROGRAM		5,692,000		2,440,000				8,132,000

Provision of Advanced Education Services		5,692,000		2,440,000				8,132,000
RESEARCH PROGRAM		16,283,000		7,529,000				23,812,000

Conduct of Research Services		16,283,000		7,529,000				23,812,000
Community Engagement Increased		14,063,000		3,295,000				17,358,000

TECHNICAL ADVISORY EXTENSION PROGRAM		14,063,000		3,295,000				17,358,000

Provision of Extension Services		14,063,000		3,295,000				17,358,000

Sub-total, Operations		262,486,000		54,612,000		164,093,000		481,191,000

TOTAL NEW APPROPRIATIONS	P	413,687,000	P	88,832,000	P	164,093,000	P	666,612,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	269,624

Total Permanent Positions	269,624

Other Compensation Common to All
Personnel Economic Relief Allowance	20,112
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	4,190
Honoraria	3,983
Mid-Year Bonus - Civilian	22,468

424	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Year End Bonus	22,468
Cash Gift	4,190
Step Increment	673
Productivity Enhancement Incentive	4,190

Total Other Compensation Common to All	82,778

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	826
Lump-Sum for filling of Positions - Civilians	17,883
Other Lump-sums	30,001

Total Other Compensation for Specific Groups	48,710

Other Benefits
PAG-IBIG Contributions	1,006
PhilHealth Contributions	2,795
Employees Compensation Insurance Premiums	1,006
Loyalty Award - Civilian	35
Terminal Leave	5,254

Total Other Benefits	10,096

Non-Permanent Positions	2,479

Total Personnel Services	413,687

Maintenance and Other Operating Expenses
Travelling Expenses	3,474
Training and Scholarship Expenses	26,200
Supplies and Materials Expenses	14,425
Utility Expenses	10,931
Communication Expenses	4,076
Awards/Rewards and Prizes	557
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	1,828
General Services	7,069
Repairs and Maintenance	12,551
Taxes, Insurance Premiums and Other Fees	1,533
Labor and Wages	1,220
Other Maintenance and Operating Expenses
Advertising Expenses	92
Printing and Publication Expenses	780
Representation Expenses	3,074
Transportation and Delivery Expenses	347
Rent/Lease Expenses	43
Membership Dues and Contributions to Organizations	252
Subscription Expenses	200

Total Maintenance and Other Operating Expenses	88,832

Total Current Operating Expenditures	502,519

Capital Outlays

DECEMBER 29, 2017	OFFICIAL GAZETTE	425
STATE UNIVERSITIES AND COLLEGES

Property, Plant and Equipment Outlay
Buildings and Other Structures	159,093
Machinery and Equipment Outlay	5,000

Total Capital Outlays	164,093

TOTAL NEW APPROPRIATIONS	666,612

C.6. UNIVERSITY OF NORTHERN PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P620,632,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	70,386,000	P	31,212,000	P		P	101,598,000
Support to Operations		8,802,000		6,617,000		94,980,000		110,399,000
Operations		250,618,000		33,904,000		124,113,000		408,635,000

HIGHER EDUCATION PROGRAM		225,215,000		18,639,000		124,113,000		367,967,000
ADVANCED EDUCATION PROGRAM		14,263,000		4,348,000				18,611,000
RESEARCH PROGRAM		7,346,000		6,091,000				13,437,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,794,000		4,826,000				8,620,000

Total, Programs	P	329,806,000	P	71,733,000	P	219,093,000	P	620,632,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	48,754,000	P	31,212,000	P	P	79,966,000
Administration of Personnel Benefits		21,632,000					21,632,000

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Sub-total, General Administration and Support	70,386,000	31,212,000		101,598,000

Support to Operations
Auxiliary Services	8,802,000	6,617,000	94,980,000	110,399,000

Project(s)
Locally-Funded Project(s)			94,980,000	94,980,000

Construction of Men’s Dorn Annex, Phase III			42,000,000	42,000,000
Construction of Food Court			52,980,000	52,980,000

Sub-total, Support to Operations	8,802,000	6,617,000	94,980,000	110,399,000

Operations
Relevant and Quality Tertiary Education ensured to Achieved Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased	225,215,000	18,639,000	124,113,000	367,967,000

HIGHER EDUCATION PROGRAM	225,215,000	18,639,000	124,113,000	367,967,000

Provision of Higher Education Services	225,215,000	18,639,000		243,854,000

Project(s)
Locally-Funded Project(s)			124,113,000	124,113,000

Acquisition of Equipment for New Building			2,363,000	2,363,000
Construction of College of Teacher Education Laboratory and Academic Building			51,750,000	51,750,000
Construction/Repair/Rehabilitation of Academic Building			5,000,000	5,000,000
Purchase of Various Equipment Outlay			5,000,000	5,000,000
Establishment of a Technology Complex			60,000,000	60,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation	21,609,000	10,439,000		32,048,000

ADVANCED EDUCATION PROGRAM	14,263,000	4,348,000		18,611,000

Provision of Advanced Education Services	14,263,000	4,348,000		18,611,000
RESEARCH PROGRAM	7,346,000	6,091,000		13,437,000

Conduct of Research Services	7,346,000	6,091,000		13,437,000
Community Engagement Increased	3,794,000	4,826,000		8,620,000

TECHNICAL ADVISORY EXTENSION PROGRAM	3,794,000	4,826,000		8,620,000

Provision of Extension Services	3,794,000	4,826,000		8,620,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	427
STATE UNIVERSITIES AND COLLEGES

Sub-total, Operations		250,618,000		33,904,000		124,113,000		408,635,000

TOTAL NEW APPROPRIATIONS	P	329,806,000	P	71,733,000	P	219,093,000	P	620,632,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	237,787

Total Permanent Positions	237,787

Other Compensation Common to All
Personnel Economic Relief Allowance	13,032
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	2,715
Honoraria	1,997
Mid-Year Bonus - Civilian	19,816
Year End Bonus	19,816
Cash Gift	2,715
Step Increment	594
Productivity Enhancement Incentive	2,715

Total Other Compensation Common to All	63,904

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	414
Lump-Sum for filling of Positions - Civilians	7,425

Total Other Compensation for Specific Groups	7,839

Other Benefits
PAG-IBIG Contributions	651
PhilHealth Contributions	2,007
Employees Compensation Insurance Premiums	651
Retirement Gratuity	10,526
Loyalty Award - Civilian	345
Terminal Leave	3,681

Total Other Benefits	17,861

Non-Permanent Positions	2,415

Total Personnel Services	329,806

Maintenance and Other Operating Expenses

428	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Travelling Expenses	3,774
Training and Scholarship Expenses	2,164
Supplies and Materials Expenses	22,473
Utility Expenses	21,567
Communication Expenses	6,484
Confidential, Intelligence and Extraordinary Expenses Extraordinary and Miscellaneous Expenses	180
Professional Services	912
General Services	363
Repairs and Maintenance	9,663
Taxes, Insurance Premiums and Other Fees	2,050
Other Maintenance and Operating Expenses
Advertising Expenses	137
Printing and Publication Expenses	220
Representation Expenses	1,536
Transportation and Delivery Expenses	2
Rent/Lease Expenses	14
Membership Dues and Contributions to Organizations	194

Total Maintenance and Other Operating Expenses	71,733

Total Current Operating Expenditures	401,539

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	191,730
Machinery and Equipment Outlay	27,363

Total Capital Outlays	219,093

TOTAL NEW APPROPRIATIONS	620,632

DECEMBER 29, 2017	OFFICIAL GAZETTE	429
STATE UNIVERSITIES AND COLLEGES

D. CORDILLERA ADMINISTRATIVE REGION

D.1. ABRA STATE INSTITUTE OF SCIENCE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P179,679,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	23,921,000	P	3,601,000	P		P	27,522,000
Support to Operations		2,269,000		594,000				2,863,000
Operations		92,824,000		32,957,000		23,513,000		149,294,000

HIGHER EDUCATION PROGRAM		79,974,000		30,361,000		23,513,000		133,848,000
RESEARCH PROGRAM		6,551,000		1,354,000				7,905,000
TECHNICAL ADVISORY EXTENSION PROGRAM		6,299,000		1,242,000				7,541,000

TOTAL NEW APPROPRIATIONS	P	119,014,000	P	37,152,000	P	23,513,000	P	179,679,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	16,853,000	P	3,601,000	P	P	20,454,000
Administration of Personnel Benefits		7,068,000					7,068,000

Sub-total, General Administration and Support		23,921,000		3,601,000			27,522,000

Support to Operations
Auxiliary Services		2,269,000		594,000			2,863,000

Sub-total, Support to Operations		2,269,000		594,000			2,863,000

Operations

430	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		79,974,000		30,361,000		23,513,000		133,848,000

HIGHER EDUCATION PROGRAM		79,974,000		30,361,000		23,513,000		133,848,000

Provision of Higher Education Services including P13,000,000 for Tulong-Dunong		79,974,000		30,361,000				110,335,000

Project(s)
Locally-Funded Project(s)						23,513,000		23,513,000

Construction of New VIT Building Phase 2						13,513,000		13,513,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		6,551,000		1,354,000				7,905,000

RESEARCH PROGRAM		6,551,000		1,354,000				7,905,000

Conduct of Research Services		6,551,000		1,354,000				7,905,000
Community Engagement Increased		6,299,000		1,242,000				7,541,000

TECHNICAL ADVISORY EXTENSION PROGRAM		6,299,000		1,242,000				7,541,000

Provision of Extension Services		6,299,000		1,242,000				7,541,000

Sub-total, Operations		92,824,000		32,957,000		23,513,000		149,294,000

TOTAL NEW APPROPRIATIONS	P	119,014,000	P	37,152,000	P	23,513,000	P	179,679,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	82,472

Total Permanent Positions	82,472

Other Compensation Common to All
Personnel Economic Relief Allowance	5,040
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	1,050

DECEMBER 29, 2017	OFFICIAL GAZETTE	431
STATE UNIVERSITIES AND COLLEGES

Honoraria	4,935
Mid-Year Bonus - Civilian	6,873
Year End Bonus	6,873
Cash Gift	1,050
Step Increment	206
Productivity Enhancement Incentive	1,050

Total Other Compensation Common to All	27,413

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	43
Lump-Sum for filling of Positions - Civilian	7,068

Total Other Compensation for Specific Groups	7,111

Other Benefits
PAG-IBIG Contributions	251
PhilHealth Contributions	752
Employees Compensation Insurance Premiums	251
Terminal Leave	201

Total Other Benefits	1,455

Non-Permanent Positions	563

Total Personnel Services	119,014

Maintenance and Other Operating Expenses
Travelling Expenses	1,181
Training and Scholarship Expenses	21,293
Supplies and Materials Expenses	1,910
Utility Expenses	1,138
Communication Expenses	393
Awards/Rewards and Prizes	30
Survey, Research, Exploration and Development Expenses	320
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	121
Professional Services	977
General Services	1,141
Repairs and Maintenance	645
Taxes, Insurance Premiums and Other Fees	195
Other Maintenance and Operating Expenses
Printing and Publication Expenses	5
Transportation and Delivery Expenses	5
Subscription Expenses	98
Other Maintenance and Operating Expenses	7,700

Total Maintenance and Other Operating Expenses	37,152

Total Current Operating Expenditures	156,166

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	18,513
Machinery and Equipment Outlay	5,000

432	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Total Capital Outlays	23,513

TOTAL NEW APPROPRIATIONS	179,679

D.2. APAYAO STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P163,918,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	20,542,000	P	13,189,000	P		P	33,731,000
Operations		44,058,000		29,999,000		56,130,000		130,187,000

HIGHER EDUCATION PROGRAM		44,058,000		23,182,000		56,130,000		123,370,000
RESEARCH PROGRAM				3,877,000				3,877,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,940,000				2,940,000

TOTAL NEW APPROPRIATIONS	P	64,600,000	P	43,188,000	P	56,130,000	P	163,918,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	18,390,000	P	13,189,000		P	P	31,579,000
Administration of Personnel Benefits		2,152,000						2,152,000

Sub-total, General Administration and Support		20,542,000		13,189,000				33,731,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary

DECEMBER 29, 2017	OFFICIAL GAZETTE	433
STATE UNIVERSITIES AND COLLEGES

Education Increased	44,058,000	23,182,000	56,130,000	123,370,000

HIGHER EDUCATION PROGRAM	44,058,000	23,182,000	56,130,000	123,370,000

Provision of Higher Education Services including P200,000 for Tulong-Dunong	44,058,000	23,182,000		67,240,000

Project(s)
Locally-Funded Project(s)			56,130,000	56,130,000

Construction of Four Storey Reinforced Concrete Building, Research and Development Building (Malama, Conner, Apayao) Phase II			10,000,000	10,000,000
Completion of Multi-Purpose Building (Enclosed Gymnasium with Classrooms and Shop/Shower Room under Reinforced Concrete Bleachers) at Cubet, Malama, Conner, Apayao			13,000,000	13,000,000
Construction of BSHRM Building (Hotel and NRM Laboratories) Phase I (Cubet, Malama, Conner, Apayao)			20,000,000	20,000,000
Completion of ICT Building (Four Storey Reinforced Concrete Building) Phase III (San Isidro Sar, Luna, Apayao)			3,130,000	3,130,000
Construction/Repair/Rehabilitation of Academic Building			5,000,000	5,000,000
Purchase of Various Equipment Outlay			5,000,000	5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		3,877,000		3,877,000

RESEARCH PROGRAM		3,877,000		3,877,000

Conduct of Research Services		3,877,000		3,877,000
Community Engagement Increased		2,940,000		2,940,000

TECHNICAL ADVISORY EXTENSION PROGRAM		2,940,000		2,940,000

Provision of Extension Services		2,940,000		2,940,000

Sub-total, Operations	44,058,000	29,999,000	56,130,000	130,187,000

TOTAL NEW APPROPRIATIONS	P 64,600,000	P 43,188,000	P56,130,000	P163,918,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

434	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Basic Salary	43,927

Total Permanent Positions	43,927

Other Compensation Common to All
Personnel Economic Relief Allowance	2,472
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	515
Honoraria	3,719
Mid-Year Bonus - Civilian	3,660
Year End Bonus	3,660
Cash Gift	515
Step Increment	110
Productivity Enhancement Incentive	515

Total Other Compensation Common to All	15,502

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	146
Lump-Sum for filling of Positions - Civilian	2,067

Total Other Compensation for Specific Groups	2,213

Other Benefits
PAG-IBIG Contributions	123
PhilHealth Contributions	405
Employees Compensation Insurance Premiums	123
Retirement Gratuity	80
Terminal Leave	85

Total Other Benefits	816

Non-Permanent Positions	2,142

Total Personnel Services	64,600

Maintenance and Other Operating Expenses
Travelling Expenses	1,947
Training and Scholarship Expenses	954
Supplies and Materials Expenses	14,750
Utility Expenses	846
Communication Expenses	727
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	113
Professional Services	16,799
General Services	1,488
Repair and Maintenance	2,959
Taxes, Insurance Premiums and Other Fees	650
Other Maintenance and Operating Expenses
Printing and Publication Expenses	563
Representation Expenses	461
Transportation and Delivery Expenses	50
Rent/Lease Expenses	456
Membership Dues and Contributions to Organizations	425

DECEMBER 29, 2017	OFFICIAL GAZETTE	435
STATE UNIVERSITIES AND COLLEGES

Total Maintenance and Other Operating Expenses	43,188

Total Current Operating Expenditures	107,788

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	51,130
Machinery and Equipment Outlay	5,000

Total Capital Outlays	56,130

TOTAL NEW APPROPRIATIONS	163,918

D.3. BENGUET STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P 562,442,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	84,587,000	P	39,214,000	P		P	123,801,000
Support to Operations		32,863,000		5,092,000				37,955,000
Operations		266,848,000		54,075,000		79,763,000		400,686,000

HIGHER EDUCATION PROGRAM		223,807,000		26,956,000		79,763,000		330,526,000
ADVANCED EDUCATION PROGRAM		2,065,000		1,549,000				3,614,000
RESEARCH PROGRAM		39,239,000		22,638,000				61,877,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,737,000		2,932,000				4,669,000

TOTAL NEW APPROPRIATIONS	P	384,298,000	P	98,381,000	P	79,763,000	P	562,442,000

436	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	42,924,000	P	39,214,000	P		P	82,138,000
Administration of Personnel Benefits		41,663,000						41,663,000

Sub-total, General Administration and Support		84,587,000		39,214,000				123,801,000

Support to Operations
Auxiliary Services		32,863,000		5,092,000				37,955,000

Sub-total, Support to Operations		32,863,000		5,092,000				37,955,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		223,807,000		26,956,000		79,763,000		330,526,000

HIGHER EDUCATION PROGRAM		223,807,000		26,956,000		79,763,000		330,526,000

Provision of Higher Education Services Including P1,050,000 for Tulong-Dunong		223,807,000		26,956,000				250,763,000

Project(s)
Locally-Funded Project(s)						79,763,000		79,763,000

Completion of Human Kinetics Building						35,000,000		35,000,000
Completion of Academic Building (Buguias Campus)						10,000,000		10,000,000
Completion of BSU Bokod Laboratory Building						5,000,000		5,000,000
Construction of Animal Science Laboratory						6,763,000		6,763,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Construction of 3-Storey College Dormitory, La Trinidad Campus						13,000,000		13,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		41,304,000		24,187,000				65,491,000

ADVANCED EDUCATION PROGRAM		2,065,000		1,549,000				3,614,000

Provision of Advanced Education Services		2,065,000		1,549,000				3,614,000
RESEARCH PROGRAM		39,239,000		22,638,000				61,877,000

Conduct of Research Services		39,239,000		22,638,000				61,877,000
Community Engagement Increased		1,737,000		2,932,000				4,669,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	437
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM	1,737,000	2,932,000		4,669,000

Provision of Extension Services	1,737,000	2,932,000		4,669,000

Sub-total, Operations	266,848,000	54,075,000	79,763,000	400,686,000

TOTAL NEW APPROPRIATIONS	P 384,298,000	P98,381,000	P79,763,000	P562,442,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions Basic Salary	259,280

Total Permanent Positions	259,280

Other Compensation Common to All
Personnel Economic Relief Allowance	16,704
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	3,480
Honoraria	5,236
Mid-Year Bonus - Civilian	21,607
Year End Bonus	21,607
Cash Gift	3,480
Step Increment	648
Productivity Enhancement Incentive	3,480

Total Other Compensation Common to All	76,746

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	958
Lump-Sum for filling of Positions - Civilian	17,001

Total Other Compensation for Specific Groups	17,959

Other Benefits
PAG-IBIG Contributions	835
PhilHealth Contributions	2,312
Employees Compensation Insurance Premiums	835
Retirement Gratuity	21,269
Terminal Leave	3,393

Total Other Benefits	28,644

Non-Permanent Positions	1,669

Total Personnel Services	384,298

438	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Maintenance and Other Operating Expenses
Travelling Expenses	6,883
Training and Scholarship Expenses	9,818
Supplies and Materials Expenses	27,425
Utility Expenses	7,315
Communication Expenses	3,206
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	1,438
General Services	2,500
Repairs and Maintenance	15,744
Taxes, Insurance Premiums and Other Fees	449
Labor and Wages	4,421
Other Maintenance and Operating Expenses
Advertising Expenses	412
Printing and Publication Expenses	1,649
Representation Expenses	3,050
Membership Dues and Contributions to Organizations	860
Subscription Expenses	30
Other Maintenance and Operating Expenses	13,001

Total Maintenance and Other Operating Expenses	98,381

Total Current Operating Expenditures	482,679

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	74,763
Machinery and Equipment Outlay	5,000

Total Capital Outlays	79,763

TOTAL NEW APPROPRIATIONS	562,442

D.4. IFUGAO STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P 381,624,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	33,105,000	P	12,081,000	P		P	45,186,000
Operations		144,231,000		47,652,000		144,555,000		336,438,000

HIGHER EDUCATION PROGRAM		140,805,000		37,631,000		144,555,000		322,991,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	439
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM	789,000	793,000		1,582,000
RESEARCH PROGRAM	1,300,000	6,987,000		8,287,000
TECHNICAL ADVISORY EXTENSION PROGRAM	1,337,000	2,241,000		3,578,000

TOTAL NEW APPROPRIATIONS	P 177,336,000	P59,733,000	P 144,555,000	P381,624,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	27,887,000	P	12,081,000	P		P	39,968,000
Administration of Personnel Benefits		5,218,000						5,218,000

Sub-total, General Administration and Support		33,105,000		12,081,000				45,186,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		140,805,000		37,631,000		144,555,000		322,991,000

HIGHER EDUCATION PROGRAM		140,805,000		37,631,000		144,555,000		322,991,000

Provision of Higher Education Services Including P300,000 for Tulong-Dunong		140,805,000		32,631,000				173,436,000

Project(s)
Locally-Funded Project(s)				5,000,000		144,555,000		149,555,000

Completion of Hotel and Restaurant Management Building - Lagawe Campus						13,000,000		13,000,000
Construction of Library Cum Multi-Purpose Building - Tinoc Campus						15,000,000		15,000,000
Construction of Student Service Center Aguinaldo Campus						3,000,000		3,000,000
Construction of Engineering And IT Instructional Laboratory Building - Potia Campus						16,000,000		16,000,000
Construction of Agricultural Classroom and Laboratory Building - Rapao Campus						10,000,000		10,000,000

440	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Construction of Covered Court & Bleachers for the Physical Education of Faculty and Students Main Campus						15,000,000		15,000,000
Construction of Engineering Building Lagawe Campus						15,000,000		15,000,000
Construction of Gymnasium - Hapao Campus						6,000,000		6,000,000
Establishment of Ramp Entry of the Office of Student Affairs Services - Main Campus						150,000		150,000
Enhancement of Open Gymnasium - Tinoc Campus						2,000,000		2,000,000
Construction of 600 meters Access Road Aguinaldo Campus						2,000,000		2,000,000
Construction of Open Gym - Aguinaldo Campus						5,500,000		5,500,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Procurement of Research and Development Equipment						5,800,000		5,800,000
Procurement of Various Laboratory Equipment						10,312,000		10,312,000
Procurement of Furniture and Fixtures for Offices						1,514,000		1,514,000
Procurement of Books and Journals						1,279,000		1,279,000
Construction of 3-Storey Business Management Building, Ifugao State University-Lagawe Campus						13,000,000		13,000,000
Ifugao Weaving and Related Indigenous Knowledge Systems and Practices				5,000,000				5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		2,089,000		7,780,000				9,869,000

ADVANCED EDUCATION PROGRAM		789,000		793,000				1,582,000

Provision of Advanced Education Services		789,000		793,000				1,582,000
RESEARCH PROGRAM		1,300,000		6,987,000				8,287,000

Conduct of Research Services		1,300,000		6,987,000				8,287,000
Community Engagement Increased		1,337,000		2,241,000				3,578,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,337,000		2,241,000				3,578,000

Provision of Extension Services		1,337,000		2,241,000				3,578,000

Sub-total, Operations		144,231,000		47,652,000		144,555,000		336,438,000

TOTAL NEW APPROPRIATIONS	P	177,336,000	P	59,733,000	P	144,555,000	P	381,624,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	441
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	129,951

Total Permanent Positions	129,951

Other Compensation Common to All
Personnel Economic Relief Allowance	8,160
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	1,700
Honoraria	3,662
Mid-Year Bonus - Civilian	10,829
Year End Bonus	10,829
Cash Gift	1,700
Step Increment	326
Productivity Enhancement Incentive	1,700

Total Other Compensation Common to All	39,386

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	762
Lump-Sum for filling of Positions - Civilian	4,343

Total Other Compensation for Specific Groups	5,105

Other Benefits
PAG-IBIG Contributions	408
PhilHealth Contributions	1,203
Employees Compensation Insurance Premiums	408
Terminal Leave	875

Total Other Benefits	2,894

Total Personnel Services	177,336

Maintenance and Other Operating Expenses
Travelling Expenses	2,574
Training and Scholarship Expenses	2,881
Supplies and Materials Expenses	25,367
Utility Expenses	4,966
Communication Expenses	2,353
Survey, Research, Exploration and Development Expenses	305
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	185
Professional Services	8,823
General Services	1,252

442	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Repairs and Maintenance	6,145
Taxes, Insurance Premiums and Other Fees	130
Labor and Wages	200
Other Maintenance and Operating Expenses
Printing and Publication Expenses	2,750
Advertising Expenses	65
Representation Expenses	605
Membership Dues and Contributions to Organizations	300
Subscription Expenses	110
Other Maintenance and Other Operating Expenses	722

Total Maintenance and Other Operating Expenses	59,733

Total Current Operating Expenditures	237,069

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvement Outlay	2,000
Buildings and Other Structures	118,650
Machinery and Equipment Outlay	21,112
Furniture, Fixtures and looks Outlay	2,793

Total Capital Outlays	144,555

TOTAL NEW APPROPRIATIONS	381,624

D.5. KALINGA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	206,734,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	38,585,000	P	7,321,000	P		P	45,906,000
Support to Operations				774,000				774,000
Operations		95,759,000		26,633,000		37,662,000		160,054,000

HIGHER EDUCATION PROGRAM		95,759,000		12,037,000		37,662,000		145,458,000
RESEARCH PROGRAM				7,080,000				7,080,000
TECHNICAL ADVISORY EXTENSION PROGRAM				7,516,000				7,516,000

TOTAL NEW APPROPRIATIONS	P	134,344,000	P	34,728,000	P	37,662,000	P	206,734,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	443
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	25,609,000	P	7,321,000	P		P	32,930,000
Administration of Personnel Benefits		12,976,000						12,976,000

Sub-total, General Administration and Support		38,585,000		7,321,000				45,906,000

Support to Operations
Auxiliary Services				774,000				774,000

Sub-total, Support to Operations				774,000				774,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		95,759,000		12,037,000		37,662,000		145,458,000

HIGHER EDUCATION PROGRAM		95,759,000		12,037,000		37,662,000		145,458,000

Provision of Higher Education Services Including P1,200,000 for Tulong-Dunong		95,759,000		12,037,000				107,796,000

Project(s)
Locally-Funded Project(s)						37,662,000		37,662,000

Construction of Four Storey Academic Building - Phase II-Bulanao Campus						27,662,000		27,662,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation				7,080,000				7,080,000

RESEARCH PROGRAM				7,080,000				7,080,000

Conduct of Research Services				7,080,000				7,080,000
Community Engagement Increased				7,516,000				7,516,000

444	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

TECHNICAL ADVISORY EXTENSION PROGRAM				7,516,000				7,516,000

Provision of Extension Services				7,516,000				7,516,000
Training Program for the Communities and Non-Experts for Reducing Disaster Caused by Rain-induced Landslide				5,000,000				5,000,000

Sub-total, Operations		95,759,000		26,633,000		37,662,000		160,054,000

TOTAL NEW APPROPRIATIONS	P	134,344,000	P	34,728,000	P	37,662,000	P	206,734,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	92,987

Total Permanent Positions	92,987

Other Compensation Common to All
Personnel Economic Relief Allowance	4,584
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	955
Honoraria	2,864
Mid-Year Bonus - Civilian	7,749
Year End Bonus	7,749
Cash Gift	955
Step Increment	232
Productivity Enhancement Incentive	955

Total Other Compensation Common to All	26,523

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	340
Lump-Sum for filling of Positions - Civilian	12,946

Total Other Compensation for Specific Groups	13,286

Other Benefits
PAG-IBIG Contributions	229
PhilHealth Contributions	705
Employees Compensation Insurance Premiums	229
Terminal Leave	30

Total Other Benefits	1,193

Non-Permanent Positions	355

DECEMBER 29, 2017	OFFICIAL GAZETTE	445
STATE UNIVERSITIES AND COLLEGES

Total Personnel Services	134,344

Maintenance and Other Operating Expenses
Travelling Expenses	2,131
Training and Scholarship Expenses	9,406
Supplies and Materials Expenses	6,140
Utility Expenses	2,876
Communication Expenses	1,792
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	248
Professional Services	5,040
Repairs and Maintenance	2,336
Taxes, Insurance Premiums and Other Fees	250
Other Maintenance and Operating Expenses
Advertising Expenses	210
Printing and Publication Expenses	1,121
Representation Expenses	1,966
Transportation and Delivery Expenses	304
Rent/Lease Expenses	40
Membership Dues and Contributions to Organizations	500
Subscription Expenses	368

Total Maintenance and Other Operating Expenses	34,728

Total Current Operating Expenditures	169,072

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	32,662
Machinery and Equipment Outlay	5,000

Total Capital Outlays	37,662

TOTAL NEW APPROPRIATIONS	206,734

D.6. MOUNTAIN PROVINCE STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P262,472,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	42,850,000	P	20,406,000	P		P	63,256,000
Operations		81,469,000		30,716,000		87,031,000		199,216,000

446	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

HIGHER EDUCATION PROGRAM		80,804,000		25,783,000		87,031,000		193,618,000
RESEARCH PROGRAM		665,000		2,995,000				3,660,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,938,000				1,938,000

TOTAL NEW APPROPRIATIONS	P	124,319,000	P	51,122,000	P	87,031,000	P	262,472,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	27,965,000	P	20,406,000	P		P	48,371,000
Administration of Personnel Benefits		14,885,000						14,885,000

Sub-total, General Administration and Support		42,850,000		20,406,000				63,256,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		80,804,000		25,783,000		87,031,000		193,618,000

HIGHER EDUCATION PROGRAM		80,804,000		25,783,000		87,031,000		193,618,000

Provision of Higher Education Services		80,804,000		25,783,000				106,587,000

Project(s)
Locally-Funded Project(s)						87,031,000		87,031,000

Completion of Multi-Purpose Technology Cum Center for Mathematics and Computing Sciences Building						30,000,000		30,000,000
Construction of Three-Storey Student Center						6,000,000		6,000,000
Construction of Four-Storey Engineering and Technology Building - Phase II						20,000,000		20,000,000
Construction of Access Road and Perimeter Fencing of Newly Acquired Lot						18,590,000		18,590,000
Construction of Agriculture Academic Building - Phase II						2,441,000		2,441,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	447
STATE UNIVERSITIES AND COLLEGES

Purchase of Various Equipment Outlay			5,000,000	5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation	665,000	2,995,000		3,660,000

RESEARCH PROGRAM	665,000	2,995,000		3,660,000

Conduct of Research Services	665,000	2,995,000		3,660,000
Community engagement increased		1,938,000		1,938,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,938,000		1,938,000

Provision of Extension Services		1,938,000		1,938,000

Sub-total, Operations	81,469,000	30,716,000	87,031,000	199,216,000

TOTAL NEW APPROPRIATIONS	P124,319,000	P51,122,000	P87,031,000	P262,472,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	83,049

Total Permanent Positions	83,049

Other Compensation Common to All
Personnel Economic Relief Allowance	4,968
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	1,035
Honoraria	2,476
Mid-Year Bonus - Civilian	6,921
Year End Bonus	6,921
Cash Gift	1,035
Step Increment	208
Productivity Enhancement Incentive	1,035

Total Other Compensation Common to All	24,959

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	175
Lump-Sum for filling of Positions - Civilians	7,443

Total Other Compensation for Specific Groups	7,618

Other Benefits

448	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PAG-IBIG Contributions	248
PhilHealth Contributions	755
Employees Compensation Insurance Premiums	248
Retirement Gratuity	6,153
Terminal Leave	1,289

Total Other Benefits	8,693

Total Personnel Services	124,319

Maintenance and Other Operating Expenses
Travelling Expenses	1,641
Training and Scholarship Expenses	373
Supplies and Materials Expenses	18,322
Utility Expenses	3,191
Communication Expenses	1,879
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	390
Professional Services	10,000
General Services	4,960
Repairs and Maintenance	4,506
Taxes, Insurance Premiums and Other Fees	1,175
Other Maintenance and Operating Expenses
Advertising Expenses	50
Representation Expenses	1,716
Membership Dues and Contributions to Organizations	155
Subscription Expenses	100
Other Maintenance and Operating Expenses	2,664

Total Maintenance and Other Operating Expenses	51,122

Total Current Operating Expenditures	175,441

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvement Outlay	18,590
Buildings and Other Structures	63,441
Machinery and Equipment Outlay	5,000

Total Capital Outlays	87,031

TOTAL NEW APPROPRIATIONS	262,472

DECEMBER 29, 2017	OFFICIAL GAZETTE	449
STATE UNIVERSITIES AND COLLEGES

E. REGION II - CAGAYAN VALLEY

E.1. BATANES STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	111,410,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	9,975,000	P	4,208,000	P	1,500,000	P	15,683,000
Support to Operations				338,000		10,500,000		10,838,000
Operations		14,004,000		7,385,000		63,500,000		84,889,000

HIGHER EDUCATION PROGRAM		14,004,000		7,385,000		63,500,000		84,889,000

TOTAL NEW APPROPRIATIONS	P	23,979,000	P	11,931,000	P	75,500,000	P	111,410,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support General Management and Supervision	P	9,058,000	P	4,208,000	P	1,500,000	P	14,766,000
Administration of Personnel Benefits		917,000						917,000

Sub-total, General Administration and Support		9,975,000		4,208,000		1,500,000		15,683,000

Support to Operations
Auxilliary Services				338,000		500,000		838,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Construction of College Dormitory						10,000,000		10,000,000

Sub-total, Support to Operations				338,000		10,500,000		10,838,000

450	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Operations
Relevant and Quality Tertiary Education Ensured to Achieved Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		14,004,000		7,385,000		63,500,000		84,889,000

HIGHER EDUCATION PROGRAM		14,004,000		7,385,000		63,500,000		84,889,000

Provision of Higher Education Services including P4,000,000 for Tulong-Dunong		14,004,000		7,385,000		14,500,000		35,889,000

Project(s)
Locally-Funded Project(s)						49,000,000		49,000,000

Construction of BSC Academic Classrooms						37,000,000		37,000,000
Establishment of Speech Laboratory						2,000,000		2,000,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000

Sub-total, Operations		14,004,000		7,385,000		63,500,000		84,889,000

TOTAL NEW APPROPRIATIONS	P	23,979,000	P	11,931,000	P	75,500,000	P	111,410,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	15,951

Total Permanent Positions	15,951

Other Compensation Common to All
Personnel Economic Relief Allowance	1,128
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	235
Honoraria	96
Mid-Year Bonus - Civilian	1,329
Year End Bonus	1,329
Cash Gift	235
Step Increment	40
Productivity Enhancement Incentive	235

DECEMBER 29, 2017	OFFICIAL GAZETTE	451
STATE UNIVERSITIES AND COLLEGES

Total Other Compensation Common to All	4,831

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	127
Lump-Sum for filling of Positions-Civilian	856

Total Other Compensation for Specific Groups	983

Other Benefits
PAG-IBIG Contributions	56
PhilHealth Contributions	169
Employees Compensation Insurance Premiums	56
Loyalty Award - Civilian	61

Total Other Benefits	342

Non-Permanent Positions	1,872

Total Personnel Services	23,979

Maintenance and Other Operating Expenses
Travelling Expenses	3,200
Training and Scholarship Expenses	4,700
Supplies and Materials Expenses	2,347
Utility Expenses	1,051
Communication Expenses	100
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	99
Professional Services	10
General Services	20
Repairs and Maintenance	200
Taxes, Insurance Premiums and Other Fees	20
Labor and Wages	50
Rent/Lease Expenses	24
Membership Dues and Contributions to Organizations	50
Other Maintenance and Operating Expenses	60

Total Maintenance and Other Operating Expenses	11,931

Total Current Operating Expenditures	35,910

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	54,000
Machinery and Equipment Outlay	7,500
Transportation and Equipment Outlay	4,500
Furniture, Fixtures and Books Outlay	6,500
Intangible Assets Outlay	3,000

Total Capital Outlays	75,500

TOTAL NEW APPROPRIATIONS	111,410

452	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

E.2. CAGAYAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	655,765,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	114,873,000	P	30,464,000	P	110,000	P	145,447,000

Support to Operations		17,067,000		2,097,000				19,164,000
Operations		370,296,000		83,200,000		37,658,000		491,154,000

HIGHER EDUCATION PROGRAM		354,777,000		53,911,000		37,658,000		446,346,000
ADVANCED EDUCATION PROGRAM		13,986,000		794,000				14,780,000
RESEARCH PROGRAM		1,383,000		18,579,000				19,962,000
TECHNICAL ADVISORY EXTENSION PROGRAM		150,000		9,916,000				10,066,000

TOTAL NEW APPROPRIATIONS	P	502,236,000	P	115,761,000	P	37,768,000	P	655,765,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	71,791,000	P	30,464,000	P	110,000	P	102,365,000
Administration of Personnel Benefits		43,082,000						43,082,000

Sub-total, General Administration and Support		114,873,000		30,464,000		110,000		145,447,000

Support to Operations
Auxiliary Services		17,067,000		2,097,000				19,164,000

Sub-total, Support to Operations		17,067,000		2,097,000				19,164,000

Operations

DECEMBER 29, 2017	OFFICIAL GAZETTE	453
STATE UNIVERSITIES AND COLLEGES

Relevant and Quality Tertiary Education Ensured to Achieved Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		354,777,000		53,911,000		37,658,000		446,346,000

HIGHER EDUCATION PROGRAM		354,777,000		53,911,000		37,658,000		446,346,000

Provision of Higher Education Services including P17,300,000 for Tulong-Dunong		354,777,000		53,911,000				408,688,000

Project(s)
Locally-Funded Project(s)						37,658,000		37,658,000

Completion of Aparri Multi-Purpose Gymnasium						12,658,000		12,658,000
Information Technology Complex - Carig Campus						15,000,000		15,000,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		15,369,000		19,373,000				34,742,000

ADVANCED EDUCATION PROGRAM		13,986,000		794,000				14,780,000

Provision of Advanced Education Services		13,986,000		794,000				14,780,000
RESEARCH PROGRAM		1,383,000		18,579,000				19,962,000

Conduct of Research Services		1,383,000		4,659,000				6,042,000
Project(s)
Locally-Funded Project(s)				13,920,000				13,920,000

Natural Product Research and Innovation Center (NPRIC)				13,920,000				13,920,000
Community Engagement Increased		150,000		9,916,000				10,066,000

TECHNICAL ADVISORY EXTENSION PROGRAM		150,000		9,916,000				10,066,000

Provision of Extension Services		150,000		3,050,000				3,200,000
Project(s)
Locally-Funded Project(s)				6,866,000				6,866,000

Implementation of Technical and Vocational Education and Training (TVET) Program				6,866,000				6,866,000

Sub-total, Operations		370,296,000		83,200,000		37,658,000		491,154,000

TOTAL NEW APPROPRIATIONS	P	502,236,000	P	115,761,000	P	37,768,000	P	655,765,000

454	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	345,900

Total Permanent Positions	345,900

Other Compensation Common to All
Personnel Economic Relief Allowance	22,152
Representation Allowance	300
Transportation Allowance	300
Clothing and Uniform Allowance	4,615
Honoraria	4,462
Mid-Year Bonus - Civilian	28,825
Year End Bonus	28,825
Cash Gift	4,615
Step Increment	866
Productivity Enhancement Incentive	4,615

Total Other Compensation Common to All	99,575

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,149
Lump-Sum of filling of Positions-Civilians	27,342
Anniversary Bonus - Civilian	2,397

Total Other Compensation for Specific Groups	30,888

Other Benefits
PAG-IBIG Contributions	1,108
PhilHealth Contributions	3,237
Employees Compensation Insurance Premiums	1,108
Retirement Gratuity	11,684
Loyalty Award - Civilian	591
Terminal Leave	4,056

Total Other Benefits	21,784

Non-Permanent Positions	4,089

Total Personnel Services	502,236

Maintenance and Other Operating Expenses
Travelling Expenses	9,065
Training and Scholarship Expenses	24,832

DECEMBER 29, 2017	OFFICIAL GAZETTE	455
STATE UNIVERSITIES AND COLLEGES

Supplies and Materials Expenses	27,805
Utility Expenses	13,800
Communication Expenses	4,144
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	162
Professional Services	8,816
General Services	2,700
Repairs and Maintenance	5,345
Taxes, Insurance Premiums and Other Fees	10,600
Labor and Wages	2,724
Other Maintenance and Operating Expenses
Advertising Expenses	315
Printing and Publication Expenses	180
Representation Expenses	2,775
Transportation and Delivery Expenses	752
Rent/Lease Expenses	200
Membership Dues and Contributions to Organizations	363
Subscription Expenses	125
Other Maintenance and Operating Expenses	1,058

Total Maintenance and Other Operating Expenses	115,761

Total Current Operating Expenditures	617,997

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	32,658
Machinery and Equipment Outlay	5,110

Total Capital Outlays	37,768

TOTAL NEW APPROPRIATIONS	655,765

E.3. ISABELA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	1,014,096,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	177,458,000	P	17,441,000	P		P	194,899,000
Support to Operations		5,645,000		3,403,000		56,743,000		65,791,000
Operations		559,215,000		81,841,000		112,350,000		753,406,000

HIGHER EDUCATION PROGRAM		520,028,000		67,555,000		90,900,000		678,483,000

456	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

ADVANCED EDUCATION PROGRAM	11,236,000	4,137,000		15,373,000
RESEARCH PROGRAM	7,221,000	8,151,000	21,450,000	36,822,000
TECHNICAL ADVISORY EXTENSION PROGRAM	20,730,000	1,998,000		22,728,000

TOTAL NEW APPROPRIATIONS	742,318,000	102,685,000	169,093,000	1,014,096,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	90,600,000	P	17,441,000	P		P	108,041,000
Administration of Personnel Benefits		86,858,000						86,858,000

Sub-total, General Administration and Support		177,458,000		17,441,000				194,899,000

Support to Operations
Auxiliary Services		5,645,000		3,403,000				9,048,000
Project(s)
Locally-Funded Project(s)						56,743,000		56,743,000

Construction of Library-Cawayan Campus						20,000,000		20,000,000
Construction of Students’ Center - Echague Campus						6,500,000		6,500,000
Renovation of University Library						4,000,000		4,000,000
Repair of Hale Dormitory-Angadanan Campus						2,000,000		2,000,000
Construction of Indoors Sports Center-Echague Campus						19,243,000		19,243,000
Rehabilitation of Amphitheater-Echague Campus						5,000,000		5,000,000

Sub-total, Support to Operations		5,645,000		3,403,000		56,743,000		65,791,000

Operations		559,215,000		81,841,000		112,350,000		753,406,000

Relevant and Quality Tertiary Education Ensured to Achieved Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		520,028,000		67,555,000		90,900,000		678,483,000

HIGHER EDUCATION PROGRAM		520,028,000		67,555,000		90,900,000		678,483,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	457
STATE UNIVERSITIES AND COLLEGES

Provision of Higher Education Services including P17,700,000 for Tulong-Dunong	520,028,000	67,555,000	10,000,000	597,583,000

Project(s)
Locally-Funded Project(s)			80,900,000	80,900,000

Construction of College of Engineering, Architecture and Technology Laboratory Building - Ilagan Campus			22,000,000	22,000,000
Construction of Academic Building-Roxas Campus			15,900,000	15,900,000
Construction of Agriculture Building-Jone Campus			6,000,000	6,000,000
Construction of Agriculture Building-San Mariano Campus			6,000,000	6,000,000
Construction of Classroom Building-Palanan Campus			6,000,000	6,000,000
Rehabilitation of Road Network from Administration Building Boulevard to College of Engineering-Echague Campus			15,000,000	15,000,000
Construction/Repair/Rehabilitation of Academic Building			5,000,000	5,000,000
Purchase of Various Equipment Outlay			5,000,000	5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation	18,457,000	12,288,000	21,450,000	52,195,000

ADVANCED EDUCATION PROGRAM	11,236,000	4,137,000		15,373,000

Provision of Advanced Education Services	11,236,000	4,137,000		15,373,000
RESEARCH PROGRAM	7,221,000	8,151,000	21,450,000	36,822,000

Conduct of Research Services	7,221,000	8,151,000		15,372,000
Project(s)
Locally-Funded Project(s)			21,450,000	21,450,000

Acquisition of Agriculture Laboratory Equipment-San Mariano Campus			4,000,000	4,000,000
Acquisition of Diploma in Agriculture Technology Bachelor of Technical Teacher Education Laboratory Equipment (garments, electronics and electrical) San Mateo Campus			3,000,000	3,000,000
Acquisition of Agriculture Laboratory Equipment-Jones Campus			5,000,000	5,000,000
Acquisition of Other Machinery and Equipment-San Mariano Campus			2,450,000	2,450,000
Construction of RDET Building-Cabagan Campus			7,000,000	7,000,000
Community Engagement Increased	20,730,000	1,998,000		22,728,000

458	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

TECHNICAL ADVISORY EXTENSION PROGRAM		20,730,000		1,998,000				22,728,000

Provision of Extension Services		20,730,000		1,998,000				22,728,000

Sub-total, Operations		559,215,000		81,841,000		112,350,000		753,406,000

TOTAL NEW APPROPRIATIONS	P	742,318,000	P	102,685,000	P	169,093,000	P	1,014,096,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	502,473

Total Permanent Positions	502,473

Other Compensation Common to All
Personnel Economic Relief Allowance	28,848
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	6,010
Honoraria	2,452
Mid-Year Bonus - Civilian	41,873
Year End Bonus	41,873
Cash Gift	6,010
Step Increment	1,257
Productivity Enhancement Incentive	6,010

Total Other Compensation Common to All	134,573

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	2,347
Lump-Sum for filling Positions-Civilian	15,153
Anniversary Bonus - Civilian	3,150

Total Other Compensation for Specific Groups	20,650

Other Benefits
PAG-IBIG Contributions	1,443
PhilHealth Contributions	4,303
Employees Compensation Insurance Premiums	1,443
Retirement Gratuity	55,314
Loyalty Award - Civilian	835
Terminal Leave	16,391

Total Other Benefits	79,729

DECEMBER 29, 2017	OFFICIAL GAZETTE	459
STATE UNIVERSITIES AND COLLEGES

Non-Permanent Positions	4,893

Total Personnel Services	742,318

Maintenance and Other Operating Expenses
Travelling Expenses	4,281
Training and Scholarship Expenses	24,095
Supplies and Materials Expenses	26,469
Utility Expenses	11,994
Communication Expenses	3,325
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	401
Professional Services	1,764
General Services	10,246
Repairs and Maintenance	10,763
Taxes, Insurance Premiums and Other Fees	1,007
Labor and Mages	3,666
Other Maintenance and Operating Expenses
Advertising Expenses	39
Printing and Publication Expenses	610
Representation Expenses	2,130
Transportation and Delivery Expenses	71
Rent/Lease Expenses	202
Membership Dues and Contributions to Organizations	96
Subscription Expenses	1,526

Total Maintenance and Other Operating Expenses	102,685

Total Current Operating Expenditures	845,003

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	15,000
Buildings and Other Structures	124,643
Machinery and Equipment Outlay	29,450

Total Capital Outlays	169,093

TOTAL NEW APPROPRIATIONS	1,014,096

E.4. NUEVA VIZCAYA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	432,517,000

460	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	55,868,000	P	25,249,000	P		P	81,117,000
Support to Operations		9,215,000		218,000				9,433,000
Operations		253,159,000		20,203,000		68,605,000		341,967,000

HIGHER EDUCATION PROGRAM		231,198,000		18,178,000		68,605,000		317,981,000
ADVANCED EDUCATION PROGRAM		3,862,000		90,000				3,952,000
RESEARCH PROGRAM		7,378,000		1,486,000				8,864,000
TECHNICAL ADVISORY EXTENSION PROGRAM		10,721,000		449,000				11,170,000

TOTAL NEW APPROPRIATIONS	P	318,242,000	P	45,670,000	P	68,605,000	P	432,517,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	42,776,000	P	25,249,000	P		P	68,025,000
Administration of Personnel Benefits		13,092,000						13,092,000

Sub-total, General Administration and Support		55,868,000		25,249,000				81,117,000

Support to Operations
Auxiliary Services		9,215,000		218,000				9,433,000

Sub-total, Support to Operations		9,215,000		218,000				9,433,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieved Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		231,198,000		18,178,000		68,605,000		317,981,000

HIGHER EDUCATION PROGRAM		231,198,000		18,178,000		68,605,000		317,981,000

Provision of Higher Education Services including P1,000,000 for Tulong-Dunong		231,198,000		18,178,000		16,605,000		265,981,000

Project(s)
Locally-Funded Project(s)						52,000,000		52,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	461
STATE UNIVERSITIES AND COLLEGES

Improvement of IT Building						2,000,000		2,000,000
Improvement of University Water System						3,000,000		3,000,000
Repair of Electrical Wiring System of Various Buildings						10,000,000		10,000,000
Renovation and Improvement of CAS Building						2,000,000		2,000,000
Perimeter Fence						2,000,000		2,000,000
Upgrading of the SIAS to Web-Based (online) SIAS with Facilities						3,000,000		3,000,000
Construction of VetMed and Laboratory Building						5,000,000		5,000,000
Construction of Academic Classroom Building						10,000,000		10,000,000
Completion of Nutrition Building						5,000,000		5,000,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		11,240,000		1,576,000				12,816,000

ADVANCED EDUCATION PROGRAM		3,862,000		90,000				3,952,000

Provision of Advanced Education Services		3,862,000		90,000				3,952,000
RESEARCH PROGRAM		7,378,000		1,486,000				8,864,000

Conduct of Research Services		7,378,000		1,486,000				8,864,000
Community Engagement Increased		10,721,000		449,000				11,170,000

TECHNICAL ADVISORY EXTENSION PROGRAM		10,721,000		449,000				11,170,000

Provision of Extension Services		10,721,000		449,000				11,170,000

Sub-total, Operations		253,159,000		20,203,000		68,605,000		341,967,000

TOTAL NEW APPROPRIATIONS	P	318,242,000	P	45,670,000	P	68,605,000	P	432,517,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

462	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Basic Salary	231,464

Total Permanent Positions	231,464

Other Compensation Common to All
Personnel Economic Relief Allowance	13,608
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,835
Honoraria	3,794
Mid-Year Bonus - Civilian	19,289
Year End Bonus	19,289
Cash Gift	2,835
Step Increment	579
Productivity Enhancement Incentive	2,835

Total Other Compensation Common to All	65,544

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,257
Lump-Sum for filling of Positions-Civilian	11,406

Total Other Compensation for Specific Groups	12,663

Other Benefits
PAG-IBIG Contributions	680
PhilHealth Contributions	1,981
Employees Compensation Insurance Premiums	680
Loyalty Award - Civilian	520
Terminal Leave	1,686

Total Other Benefits	5,547

Non-Permanent Positions	3,024

Total Personnel Services	318,242

Maintenance and Other Operating Expenses
Travelling Expenses	3,626
Training and Scholarship Expenses	11,651
Supplies and Materials Expenses	6,926
Utility Expenses	7,300
Communication Expenses	1,188
Awards/Rewards and Prizes	45
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	120
Professional Services	825
General Services	6,582
Repairs and Maintenance	4,012
Taxes, Insurance Premiums and Other Fees	288
Other Maintenance and Operating Expenses
Advertising Expenses	42
Printing and Publication Expenses	100
Representation Expenses	1,350

DECEMBER 29, 2017	OFFICIAL GAZETTE	463
STATE UNIVERSITIES AND COLLEGES

Transportation and Delivery Expenses	1,350
Membership Dues and Contributions to Organizations	28
Other Maintenance and Operating Expenses	237

Total Maintenance and Other Operating Expenses	45,670

Total Current Operating Expenditures	363,912

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvement Outlay	2,000
Infrastructure Outlay	13,000
Buildings and Other Structures	29,000
Machinery and Equipment Outlay	21,605
Intangible Assets Outlay	3,000

Total Capital Outlays	68,605

TOTAL NEW APPROPRIATIONS	432,517

E.5. QUIRING STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	296,707,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	21,027,000	P	16,386,000	P		P	37,413,000
Support to Operations		5,457,000		555,000				6,012,000
Operations		92,002,000		7,186,000		154,094,000		253,282,000

HIGHER EDUCATION PROGRAM		75,346,000		5,656,000		109,500,000		190,502,000
ADVANCED EDUCATION PROGRAM		944,000		197,000				1,141,000
RESEARCH PROGRAM		6,796,000		974,000		24,594,000		32,364,000
TECHNICAL ADVISORY EXTENSION PROGRAM		8,916,000		359,000		20,000,000		29,275,000

TOTAL NEW APPROPRIATIONS	P	118,486,000	P	24,127,000	P	154,094,000	P	296,707,000

464	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	20,709,000	P	16,386,000		P	37,095,000
Administration of Personnel Benefits		318,000					318,000

Sub-total, General Administration and Support		21,027,000		16,386,000			37,413,000

Support to Operations
Auxiliary Services		5,457,000		555,000			6,012,000

Sub-total, Support to Operations		5,457,000		555,000			6,012,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieved Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		75,346,000		5,656,000	109,500,000		190,502,000

HIGHER EDUCATION PROGRAM		75,346,000		5,656,000	109,500,000		190,502,000

Provision of Higher Education Services including P300,000 for Tulong-Dunong		75,346,000		5,656,000			81,002,000

Project(s)
Locally-Funded Project(s)					109,500,000		109,500,000

Construction of Pre-School Laboratory Building Diffun Campus					5,000,000		5,000,000
Farm Mechanics Laboratory Building Diffun Campus					5,500,000		5,500,000
Construction of Campus Library Maddela Campus					15,000,000		15,000,000
Construction of ICT Building with 5M ICT Equipment (Cabarroguis Campus)					20,000,000		20,000,000
Construction of Teacher Education Building Hadella Campus					15,000,000		15,000,000
Construction of Student Center Diffun Campus					13,000,000		13,000,000
ICT Academic Building (Diffun Campus)					15,000,000		15,000,000
Concreting of Road Network (Hadella Campus)					8,000,000		8,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	465
STATE UNIVERSITIES AND COLLEGES

Construction of Centralized Water System Cabarroguis Campus						3,000,000		3,000,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		7,740,000		1,171,000		24,594,000		33,505,000

ADVANCED EDUCATION PROGRAM		944,000		197,000				1,141,000

Provision of Advanced Education Services		944,000		197,000				1,141,000
RESEARCH PROGRAM		6,796,000		974,000		24,594,000		32,364,000

Conduct of Research Services		6,796,000		974,000		9,594,000		17,364,000
Project(s)
Locally-Funded Project(s)						15,000,000		15,000,000

Construction of Research and Development, Extension and Training (RDET) Building (Cabarroguis Campus)						15,000,000		15,000,000
Community Engagement Increased		8,916,000		359,000		20,000,000		29,275,000

TECHNICAL ADVISORY EXTENSION PROGRAM		8,916,000		359,000		20,000,000		29,275,000

Provision of Extension Services		8,916,000		359,000				9,275,000
Project(s)
Locally-Funded Project(s)						20,000,000		20,000,000

Construction of a Training Center with Amphitheater and Dormitory (Diffun Campus)						20,000,000		20,000,000

Sub-total, Operations		92,002,000		7,186,000		154,094,000		253,282,000

TOTAL NEW APPROPRIATIONS	P	118,486,000	P	24,127,000	P	154,094,000	P	296,707,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	88,696

Total Permanent Positions	88,696

466	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Other Compensation Common to All
Personnel Economic Relief Allowance	6,576
Representation Allowance	228
Transportation Allowance	228
Clothing and Uniform Allowance	1,370
Honoraria	944
Mid-Year Bonus - Civilian	7,391
Year End Bonus	7,391
Cash Gift	1,370
Step Increment	222
Productivity Enhancement Incentive	1,370

Total Other Compensation Common to All	27,090

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	374

Total Other Compensation for Specific Groups	374

Other Benefits
PAG-IBIG Contributions	329
PhilHealth Contributions	923
Employees Compensation Insurance Premiums	329
Loyalty Award - Civilian	113
Terminal Leave	318

Total Other Benefits	2,012

Non-Permanent Positions	314

Total Personnel Services	118,486

Maintenance and Other Operating Expenses
Travelling Expenses	1,596
Training and Scholarship Expenses	2,329
Supplies and Materials Expenses	5,607
Utility Expenses	7,760
Communication Expenses	235
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	306
General Services	2,370
Repairs and Maintenance	1,100
Taxes, Insurance Premiums and Other Fees	1,384
Labor and Wages	600
Other Maintenance and Operating Expenses
Advertising Expenses	79
Printing and Publication Expenses	219
Representation Expenses	273
Membership Dues and Contributions to Organizations	139
Subscription Expenses	12

Total Maintenance and Other Operating Expenses	24,127

DECEMBER 29, 2017	OFFICIAL GAZETTE	467
STATE UNIVERSITIES AND COLLEGES

Total Current Operating Expenditures	142,613

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	11,000
Buildings and Other Structures	128,500
Machinery and Equipment Outlay	12,594
Furniture, Fixtures and Books Outlay	2,000

Total Capital Outlays	154,094

TOTAL NEW APPROPRIATIONS	296,707

468	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

F. REGION III - CENTRAL LUZON

F.1. AURORA STATE COLLEGE OF TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	194,811,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	18,384,000	P	7,754,000		P	P	26,138,000
Support to Operations		3,094,000		584,000				3,678,000
Operations		47,361,000		13,634,000		104,000,000		164,995,000

HIGHER EDUCATION PROGRAM		47,361,000		11,496,000		104,000,000		162,857,000
RESEARCH PROGRAM				1,069,000				1,069,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,069,000				1,069,000

TOTAL NEW APPROPRIATIONS	P	68,839,000	P	21,972,000	P	104,000,000	P	194,811,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	18,151,000	P	7,754,000	P	P	25,905,000
Administration of Personnel Benefits		233,000					233,000

Sub-total, General Administration and Support		18,384,000		7,754,000			26,138,000

Support to Operations
Auxiliary Services		3,094,000		584,000			3,678,000

Sub-total, Support to Operations		3,094,000		584,000			3,678,000

Operations
Relevant and Quality Tertiary Education Ensured

DECEMBER 29, 2017	OFFICIAL GAZETTE	469
STATE UNIVERSITIES AND COLLEGES

to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		47,361,000		11,496,000		104,000,000		162,857,000

HIGHER EDUCATION PROGRAM		47,361,000		11,496,000		104,000,000		162,857,000

Provision of Higher Education Services including P2,000,000 for Tulong-Dunong		47,361,000		11,496,000		30,000,000		88,857,000

Project(s)
Locally-Funded Project(s)						74,000,000		74,000,000

Construction of Three-Storey Hale Dormitory with Facilities and Equipment (150 Person Capacity)						15,000,000		15,000,000
Construction of Access Road, Drainage and Landscape at Zabali Campus						25,000,000		25,000,000
Three-Storey ASCOT Hostel at Zabali Campus						24,000,000		24,000,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation				1,069,000				1,069,000

RESEARCH PROGRAM				1,069,000				1,069,000

Conduct of Research Services				1,069,000				1,069,000
Community Engagement Increased				1,069,000				1,069,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,069,000				1,069,000

Provision of Extension Services				1,069,000				1,069,000

Sub-total, Operations		47,361,000		13,634,000		104,000,000		164,995,000

TOTAL NEW APPROPRIATIONS	P	68,839,000	P	21,972,000	P	104,000,000	P	194,811,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	49,583

Total Permanent Positions	49,583

470	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Other Compensation Common to All
Personnel Economic Relief Allowance	3,192
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	665
Honoraria	2,999
Mid-Year Bonus - Civilian	4,132
Year End Bonus	4,132
Cash Gift	665
Step Increment	125
Productivity Enhancement Incentive	665

Total Other Compensation Common to All	16,911

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	110
Lump-Sum for filling of Positions - Civilian	233

Total Other Compensation for Specific Groups	343

Other Benefits
PAG-IBIG Contributions	159
PhilHealth Contributions	452
Employees Compensation Insurance Premiums	159

Total Other Benefits	770

Non-Permanent Positions	1,232

Total Personnel Services	68,839

Maintenance and Other Operating Expenses
Travelling Expenses	4,628
Training and Scholarship Expenses	2,650
Supplies and Materials Expenses	3,090
Utility Expenses	1,900
Communication Expenses	425
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	3,800
General Services	300
Repairs and Maintenance	1,811
Taxes, Insurance Premiums and Other Fees	300
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	100
Representation Expenses	530
Transportation and Delivery Expenses	50
Rent/Lease Expenses	168
Membership Dues and Contributions to Organizations	400
Subscription Expenses	50
Donations	22
Other Maintenance and Operating Expenses	1,530

Total Maintenance and Other Operating Expenses	21,972

DECEMBER 29, 2017	OFFICIAL GAZETTE	471
STATE UNIVERSITIES AND COLLEGES

Total Current Operating Expenditures	90,811

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	25,000
Buildings and Other Structures	44,000
Machinery and Equipment Outlay	30,000
Furniture, Fixtures and Books Outlay	5,000

Total Capital Outlays	104,000

TOTAL NEW APPROPRIATIONS	194,811

F.2. BATAAN PENINSULA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	441,367,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	57,607,000	P	12,319,000	P			P69,926,000
Support to Operations		10,009,000		4,122,000				14,131,000
Operations		169,543,000		56,212,000		131,555,000		357,310,000

HIGHER EDUCATION PROGRAM		163,938,000		48,979,000		131,555,000		344,472,000
RESEARCH PROGRAM		3,510,000		4,690,000				8,200,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,095,000		2,543,000				4,638,000

TOTAL NEW APPROPRIATIONS	P	237,159,000	P	72,653,000	P	131,555,000	P	441,367,000

472	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	41,918,000	P	12,319,000	P		P	54,237,000
Administration of Personnel Benefits		15,689,000						15,689,000

Sub-total, General Administration and Support		57,607,000		12,319,000				69,926,000

Support to Operations
Auxiliary Services		10,009,000		4,122,000				14,131,000

Sub-total, Support to Operations		10,009,000		4,122,000				14,131,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		163,938,000		48,979,000		131,555,000		344,472,000

HIGHER EDUCATION PROGRAM		163,938,000		48,979,000		131,555,000		344,472,000

Provision of Higher Education Services including P6,700,000 for Tulong-Dunong		163,938,000		48,979,000				212,917,000

Project(s)
Locally-Funded Project(s)						131,555,000		131,555,000

Construction of Academic Building with Library inclusive of Furniture, Fixture and Equipment Orani Campus						46,510,000		46,510,000
Construction of Engineering Academic and Laboratory Building inclusive of Furniture, Fixture and Equipment (Main Campus)						75,045,000		75,045,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		3,510,000		4,690,000				8,200,000

RESEARCH PROGRAM		3,510,000		4,690,000				8,200,000

Conduct of Research Services		3,510,000		4,690,000				8,200,000
Community Engagement Increased		2,095,000		2,543,000				4,638,000

TECHNICAL ADVISORY EXTENSION PROGRAM		2,095,000		2,543,000				4,638,000

Provision of Extension Services		2,095,000		2,543,000				4,638,000

Sub-total, Operations		169,543,000		56,212,000		131,555,000		357,310,000

TOTAL NEW APPROPRIATIONS	P	237,159,000	P	72,653,000	P	131,555,000	P	441,367,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	473
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	162,177

Total Permanent Positions	162,177

Other Compensation Common to All
Personnel Economic Relief Allowance	10,008
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,085
Honoraria	9,734
Mid-Year Bonus - Civilian	13,514
Year End Bonus	13,514
Cash Gift	2,085
Step Increment	406
Productivity Enhancement Incentive	2,085

Total Other Compensation Common to All	53,911

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	764
Lump-Sum for filling of Positions - Civilian	14,742

Total Other Compensation for Specific Groups	15,506

Other Benefits
PAG-IBIG Contributions	501
PhilHealth Contributions	1,549
Employees Compensation Insurance Premiums	501
Terminal Leave	947

Total Other Benefits	3,498

Non-Permanent Positions	2,067

Total Personnel Services	237,159

Maintenance and Other Operating Expenses
Travelling Expenses	3,996
Training and Scholarship Expenses	12,661
Supplies and Materials Expenses	19,379
Utility Expenses	14,524
Communication Expenses	1,545
Confidential, Intelligence and Extraordinary Expenses

474	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Extraordinary and Miscellaneous Expenses	132
Professional Services	3,289
Repairs and Maintenance	4,981
Financial Assistance/Subsidy	519
Taxes, Insurance Premiums and Other Fees	264
Other Maintenance and Operating Expenses
Advertising Expenses	320
Transportation and Delivery Expenses	615
Rent/Lease Expenses	310
Subscription Expenses	199
Other Maintenance and Operating Expenses	9,919

Total Maintenance and Other Operating Expenses	72,653

Total Current Operating Expenditures	309,812

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	90,045
Machinery and Equipment Outlay	35,000
Furniture, Fixtures and Books Outlay	6,510

Total Capital Outlays	131,555

TOTAL NEW APPROPRIATIONS	441,367

F.3. BULACAN AGRICULTURAL STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	210,283,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	16,498,000	P	5,570,000	P		P	22,068,000
Support to Operations		2,923,000		961,000		10,000,000		13,884,000
Operations		70,319,000		17,400,000		86,612,000		174,331,000

HIGHER EDUCATION PROGRAM		64,522,000		15,528,000		86,612,000		166,662,000
RESEARCH PROGRAM		2,887,000		1,337,000				4,224,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,910,000		535,000				3,445,000

TOTAL NEW APPROPRIATIONS	P	89,740,000	P	23,931,000	P	96,612,000	P	210,283,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	475
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	14,556,000	P	5,570,000	P		P	20,126,000
Administration of Personnel Benefits		1,942,000						1,942,000

Sub-total, General Administration and Support		16,498,000		5,570,000				22,068,000

Support to Operations
Auxiliary Services		2,923,000		961,000				3,884,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Construction of Student Center						10,000,000		10,000,000

Sub-total, Support to Operations		2,923,000		961,000		10,000,000		13,884,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		64,522,000		15,528,000		86,612,000		166,662,000

HIGHER EDUCATION PROGRAM		64,522,000		15,528,000		86,612,000		166,662,000

Provision of Higher Education Services including P10,000,000 for Tulong-Dunong		64,522,000		15,528,000				80,050,000

Project(s)
Locally-Funded Project(s)						86,612,000		86,612,000

Construction of Graduate Studies Building						10,000,000		10,000,000
Construction of College Library						10,000,000		10,000,000
Construction of Two-Storey Animal Science Building						20,000,000		20,000,000
Conversion/Rehabilitation of Old Library to Administrative Personnel Office						5,000,000		5,000,000
Upgrading of Electrical Lines						2,500,000		2,500,000

476	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Construction of Concrete Perimeter Fence						5,000,000		5,000,000
Construction of Concrete Drainage System						2,000,000		2,000,000
Rehabilitation of Old Buildings						2,112,000		2,112,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Construction of Building-San Ildefonso Campus						20,000,000		20,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		2,887,000		1,337,000				4,224,000

RESEARCH PROGRAM		2,887,000		1,337,000				4,224,000

Conduct of Research Services		2,887,000		1,337,000				4,224,000
Community Engagement Increased		2,910,000		535,000				3,445,000

TECHNICAL ADVISORY EXTENSION PROGRAM		2,910,000		535,000				3,445,000

Provision of Extension Services		2,910,000		535,000				3,445,000

Sub-total, Operations		70,319,000		17,400,000		86,612,000		174,331,000

TOTAL NEW APPROPRIATIONS	P	89,740,000	P	23,931,000	P	96,612,000	P	210,283,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	66,971

Total Permanent Positions	66,971

Other Compensation Common to All
Personnel Economic Relief Allowance	4,152
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	865
Honoraria	1,200
Mid-Year Bonus - Civilian	5,582
Year End Bonus	5,582
Cash Gift	865
Step Increment	169
Productivity Enhancement Incentive	865

DECEMBER 29, 2017	OFFICIAL GAZETTE	477
STATE UNIVERSITIES AND COLLEGES

Total Other Compensation Common to All	19,484

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	112
Lump-Sum for filling of Positions - Civilian	1,782

Total Other Compensation for Specific Groups	1,894

Other Benefits
PAG-IBIG Contributions	208
PhilHealth Contributions	608
Employees Compensation Insurance Premiums	208
Terminal Leave	160

Total Other Benefits	1,184

Non-Permanent Positions	207

Total Personnel Services	89,740

Maintenance and Other Operating Expenses
Travelling Expenses	1,093
Training and Scholarship Expenses	10,721
Supplies and Materials Expenses	1,411
Utility Expenses	3,820
Communication Expenses	490
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	150
Repairs and Maintenance	3,700
Taxes, Insurance Premiums and Other Fees	150
Other Maintenance and Operating Expenses
Advertising Expenses	206
Representation Expenses	1,749
Transportation and Delivery Expenses	73
Membership Dues and Contributions to Organizations	150
Subscription Expenses	100

Total Maintenance and Other Operating Expenses	23,931

Total Current Operating Expenditures	113,671

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvement Outlay	5,000
Infrastructure Outlay	4,500
Building and Other Structures Outlay	82,112
Machinery and Equipment Outlay	5,000

Total Capital Outlays	96,612

TOTAL NEW APPROPRIATIONS	210,283

478	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

F.4. BULACAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	704,731,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAM
General Administration and Support	P	81,781,000	P	51,706,000			P	133,487,000
Support to Operations		2,977,000		533,000				3,510,000
Operations		284,834,000		71,345,000		211,555,000		567,734,000

HIGHER EDUCATION PROGRAM		263,152,000		61,387,000		211,555,000		536,094,000
ADVANCED EDUCATION PROGRAM		1,780,000		6,588,000				8,368,000
RESEARCH PROGRAM		3,612,000		1,025,000				4,637,000
TECHNICAL ADVISORY EXTENSION PROGRAM		16,290,000		2,345,000				18,635,000

TOTAL NEW APPROPRIATIONS	P	369,592,000	P	123,584,000	P	211,555,000	P	704,731,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	39,501,000	P	51,706,000			P	91,207,000
Administration of Personnel Benefits		42,280,000						42,280,000

Sub-total, General Administration and Support		81,781,000		51,706,000				133,487,000

Support to Operations
Auxiliary Services		2,977,000		533,000				3,510,000

Sub-total, Support to Operations		2,977,000		533,000				3,510,000

Operations

DECEMBER 29, 2017	OFFICIAL GAZETTE	479
STATE UNIVERSITIES AND COLLEGES

Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		263,152,000		61,387,000		211,555,000		536,094,000

HIGHER EDUCATION PROGRAM		263,152,000		61,387,000		211,555,000		536,094,000

Provision of Higher Education Services including P10,300,000 for Tulong-Dunong		263,152,000		61,387,000				324,539,000

Project(s)
Locally-Funded Project(s)						211,555,000		211,555,000

Proposed Seven (7) Storey E-Libary Phase 2						121,555,000		121,555,000

Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Construction of Administration Building, Bustos Campus						10,000,000		10,000,000
Construction of Building, Malolos Campus						70,000,000		70,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		5,392,000		7,613,000				13,005,000

ADVANCED EDUCATION PROGRAM		1,780,000		6,588,000				8,368,000

Provision of Advanced Education Services		1,780,000		6,588,000				8,368,000
RESEARCH PROGRAM		3,612,000		1,025,000				4,637,000

Conduct of Research Services		3,612,000		1,025,000				4,637,000
Community Engagement Increased		16,290,000		2,345,000				18,635,000

TECHNICAL ADVISORY EXTENSION PROGRAM		16,290,000		2,345,000				18,635,000

Provision of Extension Services		16,290,000		2,345,000				18,635,000

Sub-total, Operations		284,834,000		71,345,000		211,555,000		567,734,000

TOTAL NEW APPROPRIATIONS	P	369,592,000	P	123,584,000	P	211,555,000	P	704,731,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								255,829

480	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Total Permanent Positions	255,829

Other Compensation Common to All
Personnel Economic Relief Allowance	12,168
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,535
Honoraria	2,363
Mid-Year Bonus - Civilian	21,320
Year End Bonus	21,320
Cash Gift	2,535
Step Increment	639
Productivity Enhancement Incentive	2,535

Total Other Compensation Common to All	65,895

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	346
Lump-Sum for filling of Position - Civilian	40,228

Total Other Compensation for Specific Groups	40,574

Other Benefits
PAG-IBIG Contributions	609
PhilHealth Contributions	1,998
Employees Compensation Insurance Premiums	609
Loyalty Award - Civilian	1,625
Terminal Leave	2,052

Total Other Benefits	6,893

Non-Permanent Positions	401

Total Personnel Services	369,592

Maintenance and Other Operating Expenses
Travelling Expenses	7,592
Training and Scholarship Expenses	15,373
Supplies and Materials Expenses	16,366
Utility Expenses	39,777
Communication Expenses	3,161
Awards/Rewards and Prizes	600
Survey, Research, Exploration and Development Expenses	26
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	1,325
General Services	22,666
Repairs and Maintenance	10,526
Taxes, Insurance Premiums and Other Fees	2,300
Other Maintenance and Operating Expenses
Advertising Expenses	130
Printing and Publication Expenses	100
Representation Expenses	2,110
Rent/Lease Expenses	1,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	481
STATE UNIVERSITIES AND COLLEGES

Membership Dues and Contributions to Organizations	200
Subscription Expenses	200

Total Maintenance and Other Operating Expenses	123,584

Total Current Operating Expenditures	493,176

Capital Outlays
Property, Plant and Equipment
Buildings and Other Structures	206,555
Machinery and Equipment Outlay	5,000

Total Capital Outlays	211,555

TOTAL NEW APPROPRIATIONS	704,731

F.5. CENTRAL LUZON STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	860,670,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	159,952,000	P	66,428,000		P	P	226,380,000
Support to Operations		13,704,000		10,643,000				24,347,000
Operations		359,048,000		91,802,000		159,093,000		609,943,000

HIGHER EDUCATION PROGRAM		318,551,000		38,266,000		159,093,000		515,910,000
ADVANCED EDUCATION PROGRAM				8,253,000				8,253,000
RESEARCH PROGRAM		27,743,000		7,908,000				35,651,000
TECHNICAL ADVISORY EXTENSION PROGRAM		12,754,000		37,375,000				50,129,000

TOTAL NEW APPROPRIATIONS	P	532,704,000	P	168,873,000	P	159,093,000	P	860,670,000

482	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel		Maintenance and Other Operating		Capital
	Services		Expenses		Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	141,320,000	P	66,428,000		P	207,748,000
Administration of Personnel Benefits		18,632,000					18,632,000

Sub-total, General Administration and Support		159,952,000		66,428,000			226,380,000

Support to Operations
Auxiliary Services		13,704,000		10,643,000			24,347,000

Sub-total, Support to Operations		13,704,000		10,643,000			24,347,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		318,551,000		38,266,000	159,093,000		515,910,000

HIGHER EDUCATION PROGRAM		318,551,000		38,266,000	159,093,000		515,910,000

Provision of Higher Education Services including P1,000,000 for Tulong-Dunong		318,551,000		38,266,000	50,000,000		406,817,000

Project(s)
Locally-Funded Project(s)					109,093,000		109,093,000

Construction of the CLSU Broiler Project Climate Controlled System					14,000,000		14,000,000
Rehabilitation of the CLSU Auditorium and Acquisition of Auditorium Equipment					25,000,000		25,000,000
Construction/Rehabilitation/Removation of the Living Fish Museum and Related Hatchery Facilities and Acquisition of Furniture, Equipment and Apparatus at the College of Fisheries					10,000,000		10,000,000
Construction of Micro-Hydro Laboratory and Manufacturing Workshop Building at the College of Engineering and Rehabilitation of Two Classrooms, Hallway and Entrance of Activity Center					15,000,000		15,000,000
Rehabilitation of the Existing Building, Physical Sites Improvements, and Acquisition of Furniture and Equipment at the College of Agriculture					20,000,000		20,000,000
Construction of Teacher Education Hall, Phase 1					15,093,000		15,093,000
Construction/Repair/Rehabilitation of Academic Building					5,000,000		5,000,000
Purchase of Various Equipment Outlay					5,000,000		5,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	483
STATE UNIVERSITIES AND COLLEGES

Higher Education Research Improved to Promote Economic Productivity and Innovation		27,743,000		16,161,000				43,904,000

ADVANCED EDUCATION PROGRAM				8,253,000				8,253,000

Provision of Advanced Education Services				8,253,000				8,253,000
RESEARCH PROGRAM		27,743,000		7,908,000				35,651,000

Conduct of Research Services		27,743,000		7,908,000				35,651,000
Community Engagement Increased		12,754,000		37,375,000				50,129,000

TECHNICAL ADVISORY EXTENSION PROGRAM		12,754,000		37,375,000				50,129,000

Provision of Extension Services		12,754,000		37,375,000				50,129,000

Sub-total, Operations		359,048,000		91,802,000		159,093,000		609,943,000

TOTAL NEW APPROPRIATIONS	P	532,704,000	P	168,873,000	P	159,093,000	P	860,670,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	357,057

Total Permanent Positions	357,057

Other Compensation Common to All
Personnel Economic Relief Allowance	21,936
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	4,570
Honoraria	10,438
Mid-Year Bonus - Civilian	29,754
Year End Bonus	29,754
Cash Gift	4,570
Step Increment	893
Productivity Enhancement Incentive	4,570

Total Other Compensation Common to All	106,989

Other Compensation for Specific Groups
Laundry Allowance	3,082
Lump-Sum for filling of Positions - Civilian	4,718

484	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Total Other Compensation for Specific Groups	7,800

Other Benefits
PAG-IBIG Contributions	1,096
PhilHealth Contributions	2,936
Employees Compensation Insurance Premiums	1,096
Retirement Gratuity	42,863
Terminal Leave	12,063

Total Other Benefits	60,054

Non-Permanent Positions	804

Total Personnel Services	532,704

Maintenance and Other Operating Expenses
Travelling Expenses	8,171
Training and Scholarship Expenses	6,879
Supplies and Materials Expenses	43,750
Utility Expenses	47,545
Communication Expenses	4,853
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,446
General Services	16,814
Repairs and Maintenance	27,557
Other Maintenance and Operating Expenses
Advertising Expenses	40
Printing and Publication Expenses	2,907
Representation Expenses	3,266
Rent/Lease Expenses	2,915
Membership Dues and Contributions to Organizations	2,685
Subscription Expenses	45

Total Maintenance and Other Operating Expenses	168,873

Total Current Operating Expenditures	701,577

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	94,393
Machinery and Equipment Outlay	64,700

Total Capital Outlays	159,093

TOTAL NEW APPROPRIATIONS	860,670

F.6. DON HONORIO VENTURA TECHNOLOGICAL STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	366,301,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	485
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	55,933,000	P	14,411,000	P		P	70,344,000
Support to Operations		3,687,000		3,068,000				6,755,000
Operations		136,280,000		39,828,000		113,094,000		289,202,000

HIGHER EDUCATION PROGRAM		131,370,000		36,823,000		113,094,000		281,287,000
RESEARCH PROGRAM		3,691,000		1,804,000				5,495,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,219,000		1,201,000				2,420,000

TOTAL NEW APPROPRIATIONS	P	195,900,000	P	57,307,000	P	113,094,000	P	366,301,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	30,481,000	P	14,411,000	P		P	44,892,000
Administration of Personnel Benefits		25,452,000						25,452,000

Sub-total, General Administration and Support		55,933,000		14,411,000				70,344,000

Support to Operations
Auxiliary Services		3,687,000		3,068,000				6,755,000

Sub-total, Support to Operations		3,687,000		3,068,000				6,755,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		131,370,000		36,823,000		113,094,000		281,287,000

HIGHER EDUCATION PROGRAM		131,370,000		36,823,000		113,094,000		281,287,000

486	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Provision of Higher Education Services including P12,000,000 for Tulong-Dunong		131,370,000		36,823,000				168,193,000

Project(s)
Locally-Funded Project(s)						113,094,000		113,094,000

Conversion of the One Storey Prince Building into Three Storey IT Building at Main Campus DHVTSU, Bacolor, Pampanga						26,000,000		26,000,000
Conversion of Girl’s Trade Building into a Three Storey Tech-Voc Building at Main Campus DHVTSU, Bacolor, Pampanga						28,900,000		28,900,000
Construction of Two Storey Library and Student Services Building at Mexico Campus DHVTSU, San Juan Mexico, Pampanga						23,000,000		23,000,000
Construction of Interconnecting Covered Walkway at Main Campus and Extension Lot DHVTSU, Bacolor, Pampanga						16,194,000		16,194,000
Rehabilitation of Road Network of DHVTSU Main Campus, Bacolor, Pampanga						19,000,000		19,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		3,691,000		1,804,000				5,495,000

RESEARCH PROGRAM		3,691,000		1,804,000				5,495,000

Conduct of Research Services		3,691,000		1,804,000				5,495,000
Community Engagement Increased		1,219,000		1,201,000				2,420,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,219,000		1,201,000				2,420,000

Provision of Extension Services		1,219,000		1,201,000				2,420,000

Sub-total, Operations		136,280,000		39,828,000		113,094,000		289,202,000

TOTAL NEW APPROPRIATIONS	P	195,900,000	P	57,307,000	P	113,094,000	P	366,301,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	104,378

DECEMBER 29, 2017	OFFICIAL GAZETTE	487
STATE UNIVERSITIES AND COLLEGES

Total Permanent Positions	104,378

Other Compensation Common to All
Personnel Economic Relief Allowance	6,336
Representation Allowance	342
Transportation Allowance	342
Clothing and Uniform Allowance	1,320
Honoraria	3,828
Mid-Year Bonus - Civilian	8,697
Year End Bonus	8,697
Cash Gift	1,320
Step Increment	261
Productivity Enhancement Incentive	1,320

Total Other Compensation Common to All	32,463

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	745
Lump-Sum for filling of Positions - Civilian	14,369

Total Other Compensation for Specific Groups	15,114

Other Benefits
PAG-IBIG Contributions	316
PhilHealth Contributions	1,010
Employees Compensation Insurance Premiums	316
Retirement Gratuity	8,222
Terminal Leave	2,861

Total Other Benefits	12,725

Non-Permanent Positions	31,220

Total Personnel Services	195,900

Maintenance and Other Operating Expenses
Travelling Expenses	773
Training and Scholarship Expenses	16,534
Supplies and Materials Expenses	20,974
Utility Expenses	6,664
Communication Expenses	641
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	2,729
Repairs and Maintenance	3,273
Taxes, Insurance Premiums and Other Fees	4,444
Other Maintenance and Operating Expenses	383
Advertising Expenses	80
Printing and Publication Expenses	103
Membership Dues and Contributions to Organizations	373
Subscription Expenses	218

Total Maintenance and Other Operating Expenses	57,307

488	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Total Current Operating Expenditures	253,207

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	113,094

Total Capital Outlays	113,094

TOTAL NEW APPROPRIATIONS	366,301

F7. NUEVA ECIJA UNIVERSITY OF SCIENCE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P392,659,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	79,973,000	P	27,560,000	P		P	107,533,000
Support to Operations		4,767,000		1,257,000				6,024,000
Operations		194,763,000		27,898,000		56,441,000		279,102,000

HIGHER EDUCATION PROGRAM		182,336,000		19,490,000		56,441,000		258,267,000
ADVANCED EDUCATION PROGRAM		5,909,000		2,874,000				8,783,000
RESEARCH PROGRAM		3,587,000		2,088,000				5,675,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,931,000		3,446,000				6,377,000

TOTAL NEW APPROPRIATIONS	P	279,503,000	P	56,715,000	P	56,441,000	P	392,659,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	489
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	53,131,000	P	27,560,000	P		P	80,691,000
Administration of Personnel Benefits		26,842,000						26,842,000

Sub-total, General Administration and Support		79,973,000		27,560,000				107,533,000

Support to Operations
Auxiliary Services		4,767,000		1,257,000				6,024,000

Sub-total, Support to Operations		4,767,000		1,257,000				6,024,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		182,336,000		19,490,000		56,441,000		258,267,000

HIGHER EDUCATION PROGRAM		182,336,000		19,490,000		56,441,000		258,267,000

Provision of Higher Education Services including P2,200,000 for Tulong-Dunong		182,336,000		19,490,000				201,826,000

Project(s)
Locally-Funded Project(s)						56,441,000		56,441,000

Construction of Two Science and Technology Building						13,000,000		13,000,000
Construction of Agriculture Training Center						12,960,000		12,960,000
Construction of Onion Research Center						5,184,000		5,184,000
Provision of Gabion/Riprap (Asan Creek)						15,297,000		15,297,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		9,496,000		4,962,000				14,458,000

ADVANCED EDUCATION PROGRAM		5,909,000		2,874,000				8,783,000

Provision of Advanced Education Services		5,909,000		2,874,000				8,783,000
RESEARCH PROGRAM		3,587,000		2,088,000				5,675,000

Conduct of Research Services		3,587,000		2,088,000				5,675,000
Community Engagement Increased		2,931,000		3,446,000				6,377,000

TECHNICAL ADVISORY EXTENSION PROGRAM		2,931,000		3,446,000				6,377,000

Provision of Extension Services		2,931,000		3,446,000				6,377,000

Sub-total, Operations		194,763,000		27,898,000		56,441,000		279,102,000

TOTAL NEW APPROPRIATIONS	P	279,503,000	P	56,715,000	P	56,441,000	P	392,659,000

490	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	186,627

Total Permanent Positions	186,627

Other Compensation Common to All
Personnel Economic Relief Allowance	10,536
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	2,195
Honoraria	2,194
Mid-Year Bonus - Civilian	15,552
Year End Bonus	15,552
Cash Gift	2,195
Step Increment	467
Productivity Enhancement Incentive	2,195

Total Other Compensation Common to All	51,126

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	853
Lump-Sum for filling of Positions - Civilian	26,210

Total Other Compensation for Specific Groups	27,063

Other Benefits
PAG-IBIG Contributions	527
PhilHealth Contributions	1,568
Employees Compensation Insurance Premiums	527
Retirement Gratuity	5,595
Terminal Leave	626

Total Other Benefits	8,843

Non-Permanent Positions	5,844

Total Personnel Services	279,503

Maintenance and Other Operating Expenses
Travelling Expenses	1,497
Training and Scholarship Expenses	3,550

DECEMBER 29, 2017	OFFICIAL GAZETTE	491
STATE UNIVERSITIES AND COLLEGES

Supplies and Materials Expenses	26,283
Utility Expenses	11,623
Communication Expenses	640
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	742
General Services	1,747
Repairs and Maintenance	5,522
Taxes, Insurance Premiums and Other Fees	675
Labor and Mages	916
Other Maintenance and Operating Expenses
Advertising Expenses	391
Printing and Publication Expenses	480
Representation Expenses	945
Rent/Lease Expenses	510
Membership Dues and Contributions to Organizations	365
Subscription Expenses	397
Other Maintenance and Operating Expenses	300

Total Maintenance and Other Operating Expenses	56,715

Total Current Operating Expenditures	336,218

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvement Outlay	15,297
Buildings and Other Structures	36,144
Machinery and Equipment Outlay	5,000

Total Capital Outlays	56,441

TOTAL NEW APPROPRIATIONS	392,659

F.8. PAMPANGA STATE AGRICULTURAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	387,309,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	40,826,000	P	12,408,000	P		P	53,234,000
Support to Operations		9,068,000		1,706,000				10,774,000
Operations		140,470,000		16,276,000		166,555,000		323,301,000

HIGHER EDUCATION PROGRAM		118,534,000		9,468,000		166,555,000		294,557,000

492	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

ADVANCED EDUCATION PROGRAM		4,000,000		965,000				4,965,000
RESEARCH PROGRAM		12,352,000		2,955,000				15,307,000
TECHNICAL ADVISORY EXTENSION PROGRAM		5,584,000		2,888,000				8,472,000

TOTAL NEW APPROPRIATIONS	P	190,364,000	P	30,390,000	P	166,555,000	P	387,309,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	33,453,000	P	12,408,000			P	45,861,000
Administration of Personnel Benefits		7,373,000						7,373,000

Sub-total, General Administration and Support		40,826,000		12,408,000				53,234,000

Support to Operations
Auxiliary Services		9,068,000		1,706,000				10,774,000

Sub-total, Support to Operations		9,068,000		1,706,000				10,774,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		118,534,000		9,468,000		166,555,000		294,557,000

HIGHER EDUCATION PROGRAM		118,534,000		9,468,000		166,555,000		294,557,000

Provision of Higher Education Services including P750,000 for Tulong-Dunong		118,534,000		9,468,000				128,002,000

Project(s)
Locally-Funded Project(s)						166,555,000		166,555,000

Construction of the College of Agriculture Systems and Technology Building (3rd Phase)						10,000,000		10,000,000
Construction of the Bio-Systems Laboratories (2nd Phase)						20,000,000		20,000,000
Construction of New Ladies’ Dormitory						30,000,000		30,000,000
Repair/Rehabilitation of University Infirmary						5,000,000		5,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	493
STATE UNIVERSITIES AND COLLEGES

Construction of Covered Pathways						3,000,000		3,000,000
Installation of Campus-Wide Water Piping System						10,000,000		10,000,000
Construction of Agri-Business Building						20,000,000		20,000,000
Construction of University Rainwater Harvesting and Drainage System						23,555,000		23,555,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Construction of Climate Change Innovation Center for Agra-Ecology, Climate Change and Agri-preniurship Magalang, Pampanga						35,000,000		35,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		16,352,000		3,920,000				20,272,000

ADVANCED EDUCATION PROGRAM		4,000,000		965,000				4,965,000

Provision of Advanced Education Services		4,000,000		965,000				4,965,000
RESEARCH PROGRAM		12,352,000		2,955,000				15,307,000

Conduct of Research Services		12,352,000		2,955,000				15,307,000
Community Engagement Increased		5,584,000		2,888,000				8,472,000

TECHNICAL ADVISORY EXTENSION PROGRAM		5,584,000		2,888,000				8,472,000

Provision of Extension Services		5,584,000		2,888,000				8,472,000

Sub-total, Operations		140,470,000		16,276,000		166,555,000		323,301,000

TOTAL NEW APPROPRIATIONS	P	190,364,000	P	30,390,000	P	166,555,000	P	387,309,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	132,091

Total Permanent Positions	132,091

Other Compensation Common to All
Personnel Economic Relief Allowance	7,800
Representation Allowance	342

494	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Transportation Allowance	342
Clothing and Uniform Allowance	1,625
Honoraria	11,000
Mid-Year Bonus - Civilian	11,007
Year End Bonus	11,007
Cash Gift	1,625
Step Increment	330
Productivity Enhancement Incentive	1,625

Total Other Compensation Common to All	46,703

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	950
Lump-Sum for filling of Positions - Civilian	1,308

Total Other Compensation for Specific Groups	2,258

Other Benefits
PAG-IBIG Contributions	390
PhilHealth Contributions	1,149
Employees Compensation Insurance Premiums	390
Terminal Leave	6,065

Total Other Benefits	7,994

Non-Permanent Positions	1,318

Total Personnel Services	190,364

Maintenance and Other Operating Expenses
Travelling Expenses	598
Training and Scholarship Expenses	2,198
Supplies and Materials Expenses	5,862
Utility Expenses	4,909
Communication Expenses	548
Awards/Rewards and Prizes	401
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	124
Professional Services	1,954
General Services	2,007
Repairs and Maintenance	6,243
Financial Assistance/Subsidy	70
Taxes, Insurance Premiums and Other Fees	1,141
Labor and Wages	361
Other Maintenance and Operating Expenses
Advertising Expenses	84
Printing and Publication Expenses	732
Representation Expenses	1,300
Transportation and Delivery Expenses	42
Rent/Lease Expenses	125
Membership Dues and Contributions to Organizations	561
Subscription Expenses	643
Other Maintenance and Operating Expenses	487

Total Maintenance and Other Operating Expenses	30,390

DECEMBER 29, 2017	OFFICIAL GAZETTE	495
STATE UNIVERSITIES AND COLLEGES

Total Current Operating Expenditures	220,754

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	10,000
Buildings and Other Structures	151,555
Machinery and Equipment Outlay	5,000

Total Capital Outlays	166,555

TOTAL NEW APPROPRIATIONS	387,309

F.9. PHILIPPINE MERCHANT MARINE ACADEMY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P 242,518,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	26,063,000	P	44,093,000	P		P	70,156,000
Support to Operations		14,817,000		3,527,000				18,344,000
Operations		45,834,000		39,039,000		69,145,000		154,018,000

HIGHER EDUCATION PROGRAM		39,159,000		31,154,000		69,145,000		139,458,000
ADVANCED EDUCATION PROGRAM		5,067,000		6,328,000				11,395,000
RESEARCH PROGRAM		1,608,000		1,557,000				3,165,000

TOTAL NEW APPROPRIATIONS	P	86,714,000	P	86,659,000	P	69,145,000	P	242,518,000

496	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	18,148,000	P	44,093,000	P		P	62,241,000
Administration of Personnel Benefits		7,915,000						7,915,000

Sub-total, General Administration and Support		26,063,000		44,093,000				70,156,000

Support to Operations
Auxiliary Services		14,817,000		3,527,000				18,344,000

Sub-total, Support to Operations		14,817,000		3,527,000				18,344,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		39,159,000		31,154,000		69,145,000		139,458,000

HIGHER EDUCATION PROGRAM		39,159,000		31,154,000		69,145,000		139,458,000

Provision of Higher Education Services Project(s)		39,159,000		31,154,000		59,145,000		129,458,000
Locally-Funded Project(s)						10,000,000		10,000,000

Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		6,675,000		7,885,000				14,560,000

ADVANCED EDUCATION PROGRAM		5,067,000		6,328,000				11,395,000

Provision of Advanced Education Services		5,067,000		6,328,000				11,395,000
RESEARCH PROGRAM		1,608,000		1,557,000				3,165,000

Conduct of Research Services		1,608,000		1,557,000				3,165,000

Sub-total, Operations		45,834,000		39,039,000		69,145,000		154,018,000

TOTAL NEW APPROPRIATIONS	P	86,714,000	P	86,659,000	P	69,145,000	P	242,518,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel

DECEMBER 29, 2017	OFFICIAL GAZETTE	497
STATE UNIVERSITIES AND COLLEGES

Permanent Positions
Basic Salary	55,347

Total Permanent Positions	55,347

Other Compensation Common to All
Personnel Economic Relief Allowance	4,392
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	915
Honoraria	3,502
Mid-Year Bonus–Civilian	4,613
Year End Bonus	4,613
Cash Gift	915
Step Increment	139
Productivity Enhancement Incentive	915

Total Other Compensation Common to All	20,508

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	572
Lump-Sum for filling of Positions - Civilian	2,999

Total Other Compensation for Specific Groups	3,571

Other Benefits
PAG-IBIG Contributions	220
PhilHealth Contributions	549
Employees Compensation Insurance Premiums	220
Retirement Gratuity	4,642
Loyalty Award – Civilian	150
Terminal Leave	274

Total Other Benefits	6,055

Non-Permanent Positions	1,233

Total Personnel Services	86,714

Maintenance and Other Operating Expenses
Travelling Expenses	3,830
Training and Scholarship Expenses	2,155
Supplies and Materials Expenses	44,783
Utility Expenses	10,820
Communication Expenses	3,025
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	104
Professional Services	3,642
General Services	6,695
Repairs and Maintenance	8,953
Taxes, Insurance Premiums and Other Fees	1,403
Labor and Wages	12
Other Maintenance and Operating Expenses
Advertising Expenses	100

498	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Printing and Publication Expenses	250
Representation Expenses	585
Membership Dues and Contributions to Organizations	118
Subscription Expenses	184

Total Maintenance and Other Operating Expenses	86,659

Total Current Operating Expenditures	173,373

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	5,000
Machinery and Equipment Outlays	55,845
Transportation Equipment Outlay	8,300

Total Capital Outlays	69,145

TOTAL NEW APPROPRIATIONS	242,518

F.10. RAMON MAGSAYSAY TECHNOLOGICAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	328,623,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	54,564,000	P	10,968,000	P		P	65,532,000
Support to Operations		8,701,000		1,967,000				10,668,000
Operations		107,690,000		13,178,000		131,555,000		252,423,000

HIGHER EDUCATION PROGRAM		88,036,000		8,768,000		131,555,000		228,359,000
ADVANCED EDUCATION PROGRAM		8,966,000		1,308,000				10,274,000
RESEARCH PROGRAM		4,821,000		1,547,000				6,368,000
TECHNICAL ADVISORY EXTENSION PROGRAM		5,867,000		1,555,000				7,422,000

TOTAL NEW APPROPRIATIONS	P	170,955,000	P	26,113,000	P	131,555,000	P	328,623,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	499
STATE UNIVERSITY AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	37,864,000	P	10,968,000	P		P	48,832,000
Administration of Personnel Benefits		16,700,000						16,700,000

Sub-total, General Administration and Support		54,564,000		10,968,000				65,532,000

Support to Operations
Auxiliary Services		8,701,000		1,967,000				10,668,000

Sub-total, Support to Operations		8,701,000		1,967,000				10,668,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		88,036,000		8,768,000		131,555,000		228,359,000

HIGHER EDUCATION PROGRAM		88,036,000		8,768,000		131,555,000		228,359,000

Provision of Higher Education Services including P1,700,000 for Tulong-Dunong		88,036,000		8,768,000		8,555,000		105,359,000

Project(s)
Locally-Funded Project(s)						123,000,000		123,000,000

Construction of E-Library Building, Phase 2						20,000,000		20,000,000
Construction of Science-Based Education Building, Phase 2, Iba Campus						20,000,000		20,000,000
Construction of Three-Storey Academic and Administration Building, Castillejos Campus						20,000,000		20,000,000
Construction of Three-Storey Computing and Technology Building, Iba Campus						10,000,000		10,000,000
Construction of Two-Storey Building for Tourism and Hospitality Management, Iba Campus						10,000,000		10,000,000
Rehabilitation/Improvement of Structure/Facilities and Acquisition of Equipment						3,000,000		3,000,000
Construction of Three-Storey Student Services and Quality Assurance Building, Iba Campus						15,000,000		15,000,000
Construction of Perimeter Fence/Gates						5,000,000		5,000,000
Construction of Gender and Development Center						10,000,000		10,000,000

500	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Construction/Repair/Rehabilitation of Academic Building			5,000,000	5,000,000
Purchase of Various Equipment Outlay			5,000,000	5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation	13,787,000	2,855,000		16,642,000

ADVANCED EDUCATION PROGRAM	8,966,000	1,308,000		10,274,000

Provision of Advanced Education Services	8,966,000	1,308,000		10,274,000
RESEARCH PROGRAM	4,821,000	1,547,000		6,368,000

Conduct of Research Services	4,821,000	1,547,000		6,368,000
Community Engagement Increased	5,867,000	1,555,000		7,422,000

TECHNICAL ADVISORY EXTENSION PROGRAM	5,867,000	1,555,000		7,422,000

Provision of Extension Services	5,867,000	1,555,000		7,422,000

Sub-total, Operations	107,690,000	13,178,000	131,555,000	252,423,000

TOTAL NEW APPROPRIATIONS	P 170,955,000	P 26,113,000	P 131,555,000	P 328,623,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	115,464

Total Permanent Positions	115,464

Other Compensation Common to All
Personnel Economic Relief Allowance	6,984
Representation Allowance	342
Transportation Allowance	342
Clothing and Uniform Allowance	1,455
Honoraria	2,917
Mid-Year Bonus - Civilian	9,622
Year End Bonus	9,622
Cash Gift	1,455
Step Increment	288
Productivity Enhancement Incentive	1,455

Total Other Compensation Common to All	34,482

DECEMBER 29, 2017	OFFICIAL GAZETTE	501
STATE UNIVERSITIES AND COLLEGES

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	411
Lump-Sum for filling of Positions - Civilian	16,700

Total Other Compensation for Specific Groups	17,111

Other Benefits
PAG-IBIG Contributions	349
PhilHealth Contributions	1,004
Employees Compensation Insurance Premiums	349
Loyalty Award - Civilian	305

Total Other Benefits	2,007

Non-Permanent Positions	1,891

Total Personnel Services	170,955

Maintenance and Other Operating Expenses
Travelling Expenses	1,557
Training and Scholarship Expenses	2,590
Supplies and Materials Expenses	7,180
Utility Expenses	4,840
Communication Expenses	850
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	300
General Services	2,446
Repairs and Maintenance	1,900
Taxes, Insurance Premiums and Other Fees	210
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	260
Representation Expenses	1,400
Membership Dues and Contributions to Organizations	280
Subscription Expenses	105
Other Maintenance and Operating Expenses	1,963

Total Maintenance and Other Operating Expenses	26,113

Total Current Operating Expenditures	197,068

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	118,000
Machinery and Equipment Outlay	11,000
Furniture, Fixtures and books Outlay	2,555

Total Capital Outlays	131,555

TOTAL NEW APPROPRIATIONS	328,623

502	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

F.11. TARLAC COLLEGE OF AGRICULTURE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	321,114,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	47,721,000	P	14,873,000	P		P	62,594,000
Support to Operations		4,687,000		1,550,000				6,237,000
Operations		95,174,000		25,554,000		131,555,000		252,283,000

HIGHER EDUCATION PROGRAM		84,622,000		17,762,000		131,555,000		233,939,000
ADVANCED EDUCATION PROGRAM		1,031,000		1,179,000				2,210,000
RESEARCH PROGRAM		6,109,000		3,419,000				9,528,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,412,000		3,194,000				6,606,000

TOTAL NEW APPROPRIATIONS	P	147,582,000	P	41,977,000	P	131,555,000	P	321,114,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	33,331,000	P	14,873,000	P		P	48,204,000
Administration of Personnel Benefits		14,390,000						14,390,000

Sub-total, General Administration and Support		47,721,000		14,873,000				62,594,000

Support to Operations
Auxiliary Services		4,687,000		1,550,000				6,237,000

Sub-total, Support to Operations		4,687,000		1,550,000				6,237,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of

DECEMBER 29, 2017	OFFICIAL GAZETTE	503
STATE UNIVERSITIES AND COLLEGES

Deserving but Poor Students to Quality Tertiary Education Increased		84,622,000		17,762,000		131,555,000		233,939,000

HIGHER EDUCATION PROGRAM		84,622,000		17,762,000		131,555,000		233,939,000

Provision of Higher Education Services including P800,000 for Tulong-Dunong		84,622,000		17,762,000				102,384,000

Project(s)
Locally-Funded Project(s)						131,555,000		131,555,000

Construction of Five (5) Units Automated Greenhouses						25,000,000		25,000,000
Construction of I.T. Data Center						24,000,000		24,000,000
Construction of College of Veterinary Medicine Classroom Building						12,000,000		12,000,000
Construction of Calao Campus Classroom and Office Building						7,000,000		7,000,000
Improvement of Concrete Walkways						10,000,000		10,000,000
Procurement of Various Haulings and Excavating						12,000,000		12,000,000
Construction of Student and Alumni Center						25,000,000		25,000,000
Construction of Athletic Oval Grandstand						6,555,000		6,555,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		7,140,000		4,598,000				11,738,000

ADVANCED EDUCATION PROGRAM		1,031,000		1,179,000				2,210,000

Provision of Advanced Education Services		1,031,000		1,179,000				2,210,000
RESEARCH PROGRAM		6,109,000		3,419,000				9,528,000

Conduct of Research Services		6,109,000		3,419,000				9,528,000
Community Engagement Increased		3,412,000		3,194,000				6,606,000

TECHNICAL ADVISORY EXTENSION PROGRAM		3,412,000		3,194,000				6,606,000

Provision of Extension Services		3,412,000		3,194,000				6,606,000

Sub-total, Operations		95,174,000		25,554,000		131,555,000		252,283,000

TOTAL NEW APPROPRIATIONS	P	147,582,000	P	41,977,000	P	131,555,000	P	321,114,000

504	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	102,096

Total Permanent Positions	102,096

Other Compensation Common to All
Personnel Economic Relief Allowance	6,312
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	1,315
Honoraria	1,285
Mid-Year Bonus - Civilian	8,509
Year End Bonus	8,509
Cash Gift	1,315
Step Increment	256
Productivity Enhancement Incentive	1,315

Total Other Compensation Common to All	29,176

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	420
Lump-Sum for filling of Positions - Civilian	13,318

Total Other Compensation for Specific Groups	13,738

Other Benefits
PAG-IBIG Contributions	315
PhilHealth Contributions	870
Employees Compensation Insurance Premiums	315
Terminal Leave	1,072

Total Other Benefits	2,572

Total Personnel Services	147,582

Maintenance and Other Operating Expenses
Travelling Expenses	6,543
Training and Scholarship Expenses	1,991
Supplies and Materials Expenses	7,170
Utility Expenses	7,387
Communication Expenses	930
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	130
Professional Services	735
Repairs and Maintenance	6,459
Taxes, Insurance Premiums and Other Fees	520
Labor and Wages	10
Other Maintenance and Operating Expenses

DECEMBER 29, 2017	OFFICIAL GAZETTE	505
STATE UNIVERSITIES AND COLLEGES

Advertising Expenses	87
Printing and Publication Expenses	297
Representation Expenses	188
Membership Dues and Contributions to Organizations	269
Subscription Expenses	121
Donations	29
Other Maintenance and Operating Expenses	9,111

Total Maintenance and Other Operating Expenses	41,977

Total Current Operating Expenditures	189,559

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	10,000
Buildings and Other Structures	104,555
Machinery and Equipment Outlay	17,000

Total Capital Outlays	131,555

TOTAL NEW APPROPRIATIONS	321,114

F.12. TARLAC STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	424,935,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	45,451,000	P	26,048,000	P		P	71,499,000
Support to Operations		15,291,000		2,729,000				18,020,000
Operations		171,056,000		32,805,000		131,555,000		335,416,000

HIGHER EDUCATION PROGRAM		155,252,000		30,353,000		131,555,000		317,160,000
ADVANCED EDUCATION PROGRAM		5,442,000		472,000				5,914,000
RESEARCH PROGRAM		5,697,000		1,259,000				6,956,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,665,000		721,000				5,386,000

TOTAL NEW APPROPRIATIONS	P	231,798,000	P	61,582,000	P	131,555,000	P	424,935,000

506	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	38,695,000	P	26,048,000	P		P	64,743,000
Administration of Personnel Benefits		6,756,000						6,756,000

Sub-total, General Administration and Support		45,451,000		26,048,000				71,499,000

Support to Operations
Auxiliary Services		15,291,000		2,729,000				18,020,000

Sub-total, Support to Operations		15,291,000		2,729,000				18,020,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		155,252,000		30,353,000		131,555,000		317,160,000

HIGHER EDUCATION PROGRAM		155,252,000		30,353,000		131,555,000		317,160,000

Provision of Higher Education Services including P12,700,000 for Tulong-Dunong		155,252,000		30,353,000		66,555,000		252,160,000

Project(s)
Locally-Funded Project(s)						65,000,000		65,000,000

Construction of Food Technology and Research Center						55,000,000		55,000,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		11,139,000		1,731,000				12,870,000

ADVANCED EDUCATION PROGRAM		5,442,000		472,000				5,914,000

Provision of Advanced Education Services		5,442,000		472,000				5,914,000
RESEARCH PROGRAM		5,697,000		1,259,000				6,956,000

Conduct of Research Services		5,697,000		1,259,000				6,956,000
Community Engagement Increased		4,665,000		721,000				5,386,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	507
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM		4,665,000		721,000				5,386,000

Provision of Extension Services		4,665,000		721,000				5,386,000

Sub-total, Operations		171,056,000		32,805,000		131,555,000		335,416,000

TOTAL NEW APPROPRIATIONS	P	231,798,000	P	61,582,000	P	131,555,000	P	424,935,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	169,998

Total Permanent Positions	169,998

Other Compensation Common to All
Personnel Economic Relief Allowance	8,928
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	1,860
Honoraria	7,086
Mid-Year Bonus - Civilian	14,167
Year End Bonus	14,167
Cash Gift	1,860
Step Increment	424
Productivity Enhancement Incentive	1,860

Total Other Compensation Common to All	50,832

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	847
Lump-Sum for filling of Positions - Civilian	6,312

Total Other Compensation for Specific Groups	7,159

Other Benefits
PAG-IBIG Contributions	445
PhilHealth Contributions	1,392
Employees Compensation Insurance Premiums	445
Terminal Leave	444

Total Other Benefits	2,726

Non-Permanent Positions	1,083

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Total Personnel Services	231,798

Maintenance and Other Operating Expenses
Travelling Expenses	1,626
Training and Scholarship Expenses	15,517
Supplies and Materials Expenses	6,600
Utility Expenses	17,963
Communication Expenses	1,850
Awards/Rewards and Prizes	10
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	3,452
General Services	8,635
Repairs and Maintenance	890
Taxes, Insurance Premiums and Other Fees	340
Other Maintenance and Operating Expenses
Advertising Expenses	54
Printing and Publication Expenses	591
Representation Expenses	498
Rent/Lease Expenses	109
Membership Dues and Contributions to Organizations	187
Subscription Expenses	158
Donations	21
Other Maintenance and Operating Expenses	2,949

Total Maintenance and Other Operating Expenses	61,582

Total Current Operating Expenditures	293,380

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	60,000
Machinery and Equipment Outlay	71,555

Total Capital Outlays	131,555

TOTAL NEW APPROPRIATIONS	424,935

DECEMBER 29, 2017	OFFICIAL GAZETTE	509
STATE UNIVERSITIES AND COLLEGES

G. REGION IV - SOUTHERN TAGALOG AND PALAWAN

G. REGION IV A - CALABARZON

G.1. BATANGAS STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	553,102,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	62,223,000	P	26,702,000	P		P	88,925,000
Support to Operations		5,093,000		1,061,000				6,154,000
Operations		234,365,000		92,103,000		131,555,000		458,023,000

HIGHER EDUCATION PROGRAM		222,078,000		87,863,000		131,555,000		441,496,000
ADVANCED EDUCATION PROGRAM		5,573,000		264,000				5,837,000
RESEARCH PROGRAM		4,499,000		2,959,000				7,458,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,215,000		1,017,000				3,232,000

TOTAL NEW APPROPRIATIONS	P	301,681,000	P	119,866,000	P	131,555,000	P	553,102,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	21,399,000	P	26,702,000	P		P	48,101,000
Administration of Personnel Benefits		40,824,000						40,824,000

Sub-total, General Administration and Support		62,223,000		26,702,000				88,925,000

Support to Operations
Auxiliary Services		5,093,000		1,061,000				6,154,000

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Sub-total, Support to Operations	5,093,000	1,061,000		6,154,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased	222,078,000	87,863,000	131,555,000	441,496,000

HIGHER EDUCATION PROGRAM	222,078,000	87,863,000	131,555,000	441,496,000

Provision of Higher Education Services including P8,000,000 for Tulong-Dunong	222,078,000	87,863,000		309,941,000

Project(s)
Locally-Funded Project(s)			131,555,000	131,555,000

Construction of Ten-Storey Higher Education Building			121,555,000	121,555,000
Construction/Repair/Rehabilitation of Academic Building			5,000,000	5,000,000
Purchase of Various Equipment Outlay			5,000,000	5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation	10,072,000	3,223,000		13,295,000

ADVANCED EDUCATION PROGRAM	5,573,000	264,000		5,837,000

Provision of Advanced Education Services	5,573,000	264,000		5,837,000
RESEARCH PROGRAM	4,499,000	2,959,000		7,458,000

Conduct of Research Services	4,499,000	2,959,000		7,458,000
Community Engagement Increased	2,215,000	1,017,000		3,232,000

TECHNICAL ADVISORY EXTENSION PROGRAM	2,215,000	1,017,000		3,232,000

Provision of Extension Services	2,215,000	1,017,000		3,232,000

Sub-total, Operations	234,365,000	92,103,000	131,555,000	458,023,000

TOTAL NEW APPROPRIATIONS	P301,681,000	P119,866,000	P131,555,000	P553,102,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

DECEMBER 29, 2017	OFFICIAL GAZETTE	511
STATE UNIVERSITIES AND COLLEGES

Basic Salary	199,728

Total Permanent Positions	199,728

Other Compensation Common to All
Personnel Economic Relief Allowance	12,648
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,635
Honoraria	992
Mid-Year Bonus - Civilian	16,643
Year End Bonus	16,643
Cash Gift	2,635
Step Increment	498
Productivity Enhancement Incentive	2,635

Total Other Compensation Common to All	55,809

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	446
Lump-Sum for filling of Positions - Civilian	33,235
Other Lump-sums	7,461

Total Other Compensation for Specific Groups	41,142

Other Benefits
PAG-IBIG Contributions	633
PhilHealth Contributions	1,945
Employees Compensation Insurance Premiums	633
Terminal Leave	128

Total Other Benefits	3,339

Non-Permanent Positions	1,663

Total Personnel Services	301,681

Maintenance and Other Operating Expenses
Travelling Expenses	2,550
Training and Scholarship Expenses	13,700
Supplies and Materials Expenses	13,425
Utility Expenses	25,110
Communication Expenses	2,725
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	5,165
General Services	46,021
Repairs and Maintenance	7,800
Taxes, Insurance Premiums and Other Fees	944
Other Maintenance and Operating Expenses
Advertising Expenses	112
Printing and Publication Expenses	54
Representation Expenses	1,150
Rent/Lease Expenses	45
Membership Dues and Contributions to Organizations	208

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Subscription Expenses	20
Other Maintenance and Operating Expenses	705

Total Maintenance and Other Operating Expenses	119,866

Total Current Operating Expenditures	421,547

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	126,555
Machinery and Equipment Outlay	5,000

Total Capital Outlays	131,555

TOTAL NEW APPROPRIATIONS	553,102

G.2. CAVITE STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	500,870,000

New Appropriations, by Programs

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	62,807,000	P	18,501,000	P		P	81,308,000
Support to Operations		5,835,000		2,040,000				7,875,000
Operations		262,995,000		58,393,000		90,299,000		411,687,000

HIGHER EDUCATION PROGRAM		245,728,000		50,149,000		10,000,000		305,877,000
ADVANCED EDUCATION PROGRAM		512,000		241,000				753,000
RESEARCH PROGRAM		10,179,000		7,514,000		80,299,000		97,992,000
TECHNICAL ADVISORY EXTENSION PROGRAM		6,576,000		489,000				7,065,000

TOTAL NEW APPROPRIATIONS	P	331,637,000	P	78,934,000	P	90,299,000	P	500,870,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	513
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	24,862,000	P	18,501,000	P		P	43,363,000
Administration of Personnel Benefits		37,945,000						37,945,000

Sub-total, General Administration and Support		62,807,000		18,501,000				81,308,000

Support to Operations
Auxiliary Services		5,835,000		2,040,000				7,875,000

Sub-total, Support to Operations		5,835,000		2,040,000				7,875,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		245,728,000		50,149,000		10,000,000		305,877,000

HIGHER EDUCATION PROGRAM		245,728,000		50,149,000		10,000,000		305,877,000

Provision of Higher Education Services including P300,000 for Tulong-Dunong		245,728,000		50,149,000				295,877,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		10,691,000		7,755,000		80,299,000		98,745,000

ADVANCED EDUCATION PROGRAM		512,000		241,000				753,000

Provision of Advanced Education Services		512,000		241,000				753,000
RESEARCH PROGRAM		10,179,000		7,514,000		80,299,000		97,992,000

Conduct of Research Services		10,179,000		7,514,000				17,693,000
Project(s)
Locally-Funded Project(s)						80,299,000		80,299,000

Science, Technology and Applied Research (STAR) Center						80,299,000		80,299,000
Community Engagement Increased		6,576,000		489,000				7,065,000

TECHNICAL ADVISORY EXTENSION PROGRAM		6,576,000		489,000				7,065,000

514	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Provision of Extension Services		6,576,000		489,000				7,065,000

Sub-total, Operations		262,995,000		58,393,000		90,299,000		411,687,000

TOTAL NEW APPROPRIATIONS	P	331,637,000	P	78,934,000	P	90,299,000	P	500,870,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	219,815

Total Permanent Positions	219,815

Other Compensation Common to All
Personnel Economic Relief Allowance	13,536
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	2,820
Honoraria	1,760
Mid-Year Bonus - Civilian	18,318
Year End Bonus	18,318
Cash Gift	2,820
Step Increment	551
Productivity Enhancement Incentive	2,820

Total Other Compensation Common to All	61,447

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	290
Lump-Sum for filling of Positions - Civilian	35,480

Total Other Compensation for Specific Groups	35,770

Other Benefits
PAG-IBIG Contributions	677
PhilHealth Contributions	2,017
Employees Compensation Insurance Premiums	677
Terminal Leave	2,465

Total Other Benefits	5,836

Non-Permanent Positions	8,769

Total Personnel Services	331,637

DECEMBER 29, 2017	OFFICIAL GAZETTE	515
STATE UNIVERSITIES AND COLLEGES

Maintenance and Other Operating Expenses
Travelling Expenses	9,532
Training and Scholarship Expenses	5,530
Supplies and Materials Expenses	15,213
Utility Expenses	20,512
Communication Expenses	1,306
Awards/Rewards and Prizes	702
Survey, Research, Exploration and Development Expenses	64
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	6,038
General Services	1,890
Repairs and Maintenance	13,233
Taxes, Insurance Premiums and Other Fees	543
Labor and Wages	468
Other Maintenance and Operating Expenses
Advertising Expenses	25
Printing and Publication Expenses	671
Representation Expenses	2,465
Transportation and Delivery Expenses	23
Rent/Lease Expenses	208
Membership Dues and Contributions to Organizations	282
Subscription Expenses	49

Total Maintenance and Other Operating Expenses	78,934

Total Current Operating Expenditures	410,571

Capital Outlays
Buildings and Other Structures	85,299
Machinery and Equipment Outlay	5,000

Total Capital Outlays	90,299

TOTAL NEW APPROPRIATIONS	500,870

G.3. LAGUNA STATE POLYTECHNIC UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	435,029,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	P	47,721,000	P	11,658,000	P	P	59,379,000

516	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Support to Operations		3,024,000		490,000				3,514,000
Operations		214,088,000		53,954,000		104,094,000		372,136,000

HIGHER EDUCATION PROGRAM		209,040,000		52,248,000		104,094,000		365,382,000
RESEARCH PROGRAM				1,056,000				1,056,000
TECHNICAL ADVISORY EXTENSION PROGRAM		5,048,000		650,000				5,698,000

TOTAL NEW APPROPRIATIONS	P	264,833,000	P	66,102,000	P	104,094,000	P	435,029,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	26,626,000	P	11,658,000	P		P	38,284,000
Administration of Personnel Benefits		21,095,000						21,095,000

Sub-total, General Administration and Support		47,721,000		11,658,000				59,379,000

Support to Operations
Auxiliary Services		3,024,000		490,000				3,514,000

Sub-total, Support to Operations		3,024,000		490,000				3,514,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		209,040,000		52,248,000		104,094,000		365,382,000

HIGHER EDUCATION PROGRAM		209,040,000		52,248,000		104,094,000		365,382,000

Provision of Higher Education Services including P400,000 for Tulong-Dunong		209,040,000		52,248,000				261,288,000

Project(s)
Locally-Funded Project(s)						104,094,000		104,094,000

Upgrading of Academic Building for College for Arts and Sciences (CAS) and College of Business Management and Accountancy (CBMA)						45,000,000		45,000,000
Establishment of Multi-Tech Building with State-of-the-Art Facilities and Equipment						49,094,000		49,094,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	517
STATE UNIVERSITIES AND COLLEGES

Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation				1,056,000				1,056,000

RESEARCH PROGRAM				1,056,000				1,056,000

Conduct of Research Services				1,056,000				1,056,000
Community Engagement Increased		5,048,000		650,000				5,698,000

TECHNICAL ADVISORY EXTENSION PROGRAM		5,048,000		650,000				5,698,000

Provision of Extension Services		5,048,000		650,000				5,698,000

Sub-total, Operations		214,088,000		53,954,000		104,094,000		372,136,000

TOTAL NEW APPROPRIATIONS	P	264,833,000	P	66,102,000	P	104,094,000	P	435,029,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	185,280

Total Permanent Positions	185,280

Other Compensation Common to All
Personnel Economic Relief Allowance	11,688
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	2,435
Honoraria	600
Mid-Year Bonus - Civilian	15,440
Year End Bonus	15,440
Cash Gift	2,435
Step Increment	463
Productivity Enhancement Incentive	2,435

Total Other Compensation Common to All	51,272

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	304
Lump-Sum for filling of Positions - Civilian	19,758

518	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Total Other Compensation for Specific Groups	20,062

Other Benefits
PAG-IBIG Contributions	584
PhilHealth Contributions	1,792
Employees Compensation Insurance Premiums	584
Terminal Leave	1,337

Total Other Benefits	4,297

Non-Permanent Positions	3,922

Total Personnel Services	264,833

Maintenance and Other Operating Expenses
Travelling Expenses	2,329
Training and Scholarship Expenses	8,883
Supplies and Materials Expenses	9,516
Utility Expenses	12,079
Communication Expenses	1,802
Survey, Research, Exploration and Development Expenses	1,200
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	12,541
General Services	4,736
Repairs and Maintenance	7,999
Taxes, Insurance Premiums and Other Fees	534
Labor and Wages	735
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,780
Representation Expenses	350
Transportation and Delivery Expenses	203
Membership Dues and Contributions to Organizations	468
Subscription Expenses	32
Other Maintenance and Operating Expenses	805

Total Maintenance and Other Operating Expenses	66,102

Total Current Operating Expenditures	330,935

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	95,000
Machinery and Equipment Outlay	9,094

Total Capital Outlays	104,094

TOTAL NEW APPROPRIATIONS	435,029

G.4. SOUTHERN LUZON STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P 310,499,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	519
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	30,230,000	P	17,414,000	P		P	47,644,000
Support to Operations		4,254,000		1,571,000				5,825,000
Operations		177,672,000		44,734,000		34,624,000		257,030,000

HIGHER EDUCATION PROGRAM		165,020,000		35,709,000		34,624,000		235,353,000
ADVANCED EDUCATION PROGRAM		6,619,000		736,000				7,355,000
RESEARCH PROGRAM		1,645,000		4,621,000				6,266,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,388,000		3,668,000				8,056,000

TOTAL NEW APPROPRIATIONS	P	212,156,000	P	63,719,000	P	34,624,000	P	310,499,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	14,046,000	P	17,414,000	P		P	31,460,000
Administration of Personnel Benefits		16,184,000						16,184,000

Sub-total, General Administration and Support		30,230,000		17,414,000				47,644,000

Support to Operations
Auxiliary Services		4,254,000		1,571,000				5,825,000

Sub-total, Support to Operations		4,254,000		1,571,000				5,825,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		165,020,000		35,709,000		34,624,000		235,353,000

HIGHER EDUCATION PROGRAM		165,020,000		35,709,000		34,624,000		235,353,000

Provision of Higher Education Services including P200,000 for Tulong-Dunong		165,020,000		35,709,000				200,729,000

520	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Project(s)
Locally-Funded Project(s)						34,624,000		34,624,000

Construction of Design and Innovation Center						24,624,000		24,624,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		8,264,000		5,357,000				13,621,000

ADVANCED EDUCATION PROGRAM		6,619,000		736,000				7,355,000

Provision of Advanced Education Services		6,619,000		736,000				7,355,000
RESEARCH PROGRAM		1,645,000		4,621,000				6,266,000

Conduct of Research Services		1,645,000		4,621,000				6,266,000
Community Engagement Increased		4,388,000		3,668,000				8,056,000

TECHNICAL ADVISORY EXTENSION PROGRAM		4,388,000		3,668,000				8,056,000

Provision of Extension Services		4,388,000		3,668,000				8,056,000

Sub-total, Operations		177,672,000		44,734,000		34,624,000		257,030,000

TOTAL NEW APPROPRIATIONS	P	212,156,000	P	63,719,000	P	34,624,000	P	310,499,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	150,938

Total Permanent Positions	150,938

Other Compensation Common to All
Personnel Economic Relief Allowance	9,144
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	1,905
Honoraria	410
Mid-Year Bonus—Civilian	12,578
Year End Bonus	12,578
Cash Gift	1,905

DECEMBER 29, 2017	OFFICIAL GAZETTE	521
STATE UNIVERSITIES AND COLLEGES

Step Increment	377
Productivity Enhancement Incentive	1,905

Total Other Compensation Common to All	41,306

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	276
Lump-Sum for filling of Positions - Civilian	10,833
Other Lump-sums	5,248

Total Other Compensation for Specific Groups	16,357

Other Benefits
PAG-IBIG Contributions	457
PhilHealth Contributions	1,425
Employees Compensation Insurance Premiums	457
Terminal Leave	103

Total Other Benefits	2,442

Non-Permanent Positions	1,113

Total Personnel Services	212,156

Maintenance and Other Operating Expenses
Travelling Expenses	3,460
Training and Scholarship Expenses	5,229
Supplies and Materials Expenses	16,425
Utility Expenses	6,383
Communication Expenses	1,571
Survey, Research, Exploration and Development Expenses	1,425
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	174
Professional Services	8,953
General Services	3,907
Repairs and Maintenance	12,275
Financial Assistance/Subsidy	143
Taxes, Insurance Premiums and Other Fees	750
Labor and Wages Other Maintenance and Operating Expenses	90
Advertising Expenses	146
Printing and Publication Expenses	1,572
Representation Expenses	632
Transportation and Delivery Expenses	25
Rent/Lease Expenses	160
Membership Dues and Contributions to Organizations	344
Subscription Expenses	55

Total Maintenance and Other Operating Expenses	63,719

Total Current Operating Expenditures	275,875

Capital Outlays
Property, Plant and Equipment Outlay

522	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Buildings and Other Structures	29,624
Machinery and Equipment Outlay	5,000

Total Capital Outlays	34,624

TOTAL NEW APPROPRIATIONS	310,499

G.5. UNIVERSITY OF RIZAL SYSTEM

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	489,417,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	107,589,000	P	26,650,000	P		P	134,239,000
Support to Operations		390,000		327,000				717,000
Operations		285,901,000		28,560,000		40,000,000		354,461,000

HIGHER EDUCATION PROGRAM		281,386,000		24,654,000		30,000,000		336,040,000
ADVANCED EDUCATION PROGRAM		1,578,000		1,223,000				2,801,000
RESEARCH PROGRAM		1,848,000		1,306,000		10,000,000		13,154,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,089,000		1,377,000				2,466,000

TOTAL NEW APPROPRIATIONS	P	393,880,000	P	55,537,000	P	40,000,000	P	489,417,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	40,043,000	P	26,650,000	P		P	66,693,000
Administration of Personnel Benefits		67,546,000						67,546,000

Sub-total, General Administration and Support		107,589,000		26,650,000				134,239,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	523
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		390,000		327,000				717,000

Sub-total, Support to Operations		390,000		327,000				717,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		281,386,000		24,654,000		30,000,000		336,040,000

HIGHER EDUCATION PROGRAM		281,386,000		24,654,000		30,000,000		336,040,000

Provision of Higher Education Services including P8,106,000 for Tulong-Dunong		281,386,000		24,654,000				306,040,000

Project(s)
Locally-Funded Project(s)						30,000,000		30,000,000

Equipment for Fishery Processing and Training Center						10,000,000		10,000,000
Computer Numerical Control Innovation and Training Center						10,000,000		10,000,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		3,426,000		2,529,000		10,000,000		15,955,000

ADVANCED EDUCATION PROGRAM		1,578,000		1,223,000				2,801,000

Provision of Advanced Education Services		1,578,000		1,223,000				2,801,000
RESEARCH PROGRAM		1,848,000		1,306,000		10,000,000		13,154,000

Conduct of Research Services		1,848,000		1,306,000				3,154,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Equipment for Research Development, Extension and Production (RDEP) Training Center						10,000,000		10,000,000
Community Engagement Increased		1,089,000		1,377,000				2,466,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,089,000		1,377,000				2,466,000

Provision of Extension Services		1,089,000		1,377,000				2,466,000

Sub-total, Operations		285,901,000		28,560,000		40,000,000		354,461,000

TOTAL NEW APPROPRIATIONS	P	393,880,000	P	55,537,000	P	40,000,000	P	489,417,000

524	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	250,776

Total Permanent Positions	250,776

Other Compensation Common to All
Personnel Economic Relief Allowance	14,904
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	3,105
Honoraria	2,182
Mid-Year Bonus - Civilian	20,897
Year End Bonus	20,897
Cash Gift	3,105
Step Increment	627
Productivity Enhancement Incentive	3,105

Total Other Compensation Common to All	69,302

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	276
Lump-Sum for filling of Positions - Civilian	15,182
Other Lump-sums	52,364

Total Other Compensation for Specific Groups	67,822

Other Benefits
PAG-IBIG Contributions	744
PhilHealth Contributions	2,367
Employees Compensation Insurance Premiums	744

Total Other Benefits	3,855

Non-Permanent Positions	2,125

Total Personnel Services	393,880

Maintenance and Other Operating Expenses
Travelling Expenses	1,725
Training and Scholarship Expenses	11,049
Supplies and Materials Expenses	12,169

DECEMBER 29, 2017	OFFICIAL GAZETTE	525
STATE UNIVERSITIES AND COLLEGES

Utility Expenses	19,322
Communication Expenses	3,961
Awards/Rewards and Prizes	2
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	122
Professional Services	220
General Services	1,064
Repairs and Maintenance	2,314
Taxes, Insurance Premiums and Other Fees	240
Labor and Wages	1,377
Other Maintenance and Operating Expenses
Advertising Expenses	57
Printing and Publication Expenses	146
Representation Expenses	614
Transportation and Delivery Expenses	103
Membership Dues and Contributions to Organizations	940
Subscription Expenses	112

Total Maintenance and Other Operating Expenses	55,537

Total Current Operating Expenditures	449,417

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	12,000
Machinery and Equipment Outlay	28,000

Total Capital Outlays	40,000

TOTAL NEW APPROPRIATIONS	489,417

H. REGION IV B MIMAROPA

H.1. MARINDUQUE STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	194,333,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	28,324,000	P	11,336,000	P		P	39,660,000
Support to Operations		2,249,000		82,000		26,123,000		28,454,000
Operations		67,276,000		18,943,000		40,000,000		126,219,000

526	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

HIGHER EDUCATION PROGRAM	65,492,000	17,043,000	40,000,000	122,535,000
ADVANCED EDUCATION PROGRAM	1,784,000	234,000		2,018,000
RESEARCH PROGRAM		1,083,000		1,083,000
TECHNICAL ADVISORY EXTENSION PROGRAM		583,000		583,000

TOTAL NEW APPROPRIATIONS	97,849,000	30,361,000	66,123,000	194,333,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	16,312,000	P	11,336,000	P		P	27,648,000
Administration of Personnel Benefits		12,012,000						12,012,000

Sub-total, General Administration and Support		28,324,000		11,336,000				39,660,000

Support to Operations
Auxiliary Services		2,249,000		82,000				2,331,000

Project(s)
Locally-Funded Project(s)						26,123,000		26,123,000

Construction of Learning Resource Center and Museum						26,123,000		26,123,000

Sub-total, Support to Operations		2,249,000		82,000		26,123,000		28,454,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		65,492,000		17,043,000		40,000,000		122,535,000

HIGHER EDUCATION		65,492,000		17,043,000		40,000,000		122,535,000

Provision of Higher Education Services including P10,200,000 for Tulong-Dunong		65,492,000		17,043,000				82,535,000

Project(s)
Locally-Funded Project(s)						40,000,000		40,000,000

Completion of the Multi-Purpose Gym						40,000,000		40,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	527
STATE UNIVERSITIES AND COLLEGES

Higher Education Research Improved to Promote Economic Productivity and Innovation		1,784,000		1,317,000				3,101,000

ADVANCED EDUCATION PROGRAM		1,784,000		234,000				2,018,000

Provision of Advanced Education Services		1,784,000		234,000				2,018,000
RESEARCH PROGRAM				1,083,000				1,083,000

Conduct of Research Services				1,083,000				1,083,000
Community Engagement Increased				583,000				583,000

TECHNICAL ADVISORY EXTENSION PROGRAM				583,000				583,000

Provision of Extension Services				583,000				583,000

Sub-total, Operations		67,276,000		18,943,000		40,000,000		126,219,000
TOTAL NEW APPROPRIATIONS	P	97,849,000	P	30,361,000	P	66,123,000	P	194,333,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	65,814

Total Permanent Positions	65,814

Other Compensation Common to All
Personnel Economic Relief Allowance	4,056
Representation Allowance	108
Transportation Allowance	108
Clothing and Uniform Allowance	845
Honoraria	428
Mid-Year Bonus - Civilian	5,486
Year End Bonus	5,486
Cash Gift	845
Step Increment	165
Productivity Enhancement Incentive	845

Total Other Compensation Common to All	18,372

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	26
Lump-Sum for filling of Positions - Civilian	12,012

528	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Total Other Compensation for Specific Groups	12,038

Other Benefits
PAG-IBIG Contributions	203
PhilHealth Contributions	604
Employees Compensation Insurance Premiums	203

Total Other Benefits	1,010

Non-Permanent Positions	615

Total Personnel Services	97,849

Maintenance and Other Operating Expenses
Travelling Expenses	2,057
Training and Scholarship Expenses	12,792
Supplies and Materials Expenses	2,898
Utility Expenses	4,633
Communication Expenses	1,036
Awards/Rewards and Prizes	8
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
General Services	3,500
Repairs and Maintenance	1,237
Taxes, Insurance Premiums and Other Fees	245
Other Maintenance and Operating Expenses
Advertising Expenses	42
Printing and Publication Expenses	213
Representation Expenses	528
Transportation and Delivery Expenses	294
Membership Dues and Contributions to Organizations	536
Subscription Expenses	224

Total Maintenance and Other Operating Expenses	30,361

Total Current Operating Expenditures	128,210

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	66,123

Total Capital Outlays	66,123

TOTAL NEW APPROPRIATIONS	194,333

H.2. MINDORO STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P 280,920,000

New Appropriations, by Program

DECEMBER 29, 2017	OFFICIAL GAZETTE	529
STATE UNIVERSITIES AND COLLEGES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	34,929,000	P	7,690,000	P		P	42,619,000
Operations		95,978,000		25,229,000		117,094,000		238,301,000

HIGHER EDUCATION PROGRAM		95,978,000		19,355,000		105,094,000		220,427,000
RESEARCH PROGRAM				4,940,000		12,000,000		16,940,000
TECHNICAL ADVISORY EXTENSION PROGRAM				934,000				934,000

TOTAL NEW APPROPRIATIONS	P	130,907,000	P	32,919,000	P	117,094,000	P	280,920,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	16,228,000	P	7,690,000	P		P	23,918,000
Administration of Personnel Benefits		18,701,000						18,701,000

Sub-total, General Administration and Support		34,929,000		7,690,000				42,619,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		95,978,000		19,355,000		105,094,000		220,427,000

HIGHER EDUCATION PROGRAM		95,978,000		19,355,000		105,094,000		220,427,000

Provision of Higher Education Services including P2,900,000 for Tulong-Dunong		95,978,000		19,355,000		22,000,000		137,333,000

Project(s)
Locally-Funded Project(s)						83,094,000		83,094,000

Renovation/Rehabilitation/Expansion/Extension Upgrading of Academic Buildings in Victoria, Bongabong and Calapan Campuses and Library

530	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Building in Calapan Campus						35,000,000		35,000,000
Construction of Laboratory Building in Bongabong Campus						5,094,000		5,094,000
Construction of Library Buildings in Victoria and Bongabong Campuses						20,000,000		20,000,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Construction of Granstand in Bongabong Campus						5,000,000		5,000,000
Construction of Granstand in Victoria Campus						8,000,000		8,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation				4,940,000		12,000,000		16,940,000

RESEARCH PROGRAM				4,940,000		12,000,000		16,940,000

Conduct of Research Services				4,940,000				4,940,000
Project(s)
Locally-Funded Project(s)						12,000,000		12,000,000

Establishment of Research Centers in Victoria and Calapan Campuses						12,000,000		12,000,000
Community Engagement Increased				934,000				934,000

TECHNICAL ADVISORY EXTENSION PROGRAM				934,000				934,000

Provision of Extension Services				934,000				934,000

Sub-total, Operations		95,978,000		25,229,000		117,094,000		238,301,000

TOTAL NEW APPROPRIATIONS	P	130,907,000	P	32,919,000	P	117,094,000	P	280,920,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								84,873

Total Permanent Positions								84,873

Other Compensation Common to All

DECEMBER 29, 2017	OFFICIAL GAZETTE	531
STATE UNIVERSITIES AND COLLEGES

Personnel Economic Relief Allowance	5,952
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	1,240
Honoraria	200
Mid-Year Bonus - Civilian	7,073
Year End Bonus	7,073
Cash Gift	1,240
Step Increment	212
Productivity Enhancement Incentive	1,240

Total Other Compensation Common to All	24,566

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	293
Lump-Sum for filling of Positions - Civilian	8,254

Total Other Compensation for Specific Groups	8,547

Other Benefits
PAG-IBIG Contributions	298
PhilHealth Contributions	867
Employees Compensation Insurance Premiums	298
Retirement Gratuity	7,804
Loyalty Award - Civilian	203
Terminal Leave	2,643

Total Other Benefits	12,113

Non-Permanent Positions	808

Total Personnel Services	130,907

Maintenance and Other Operating Expenses
Travelling Expenses	2,600
Training and Scholarship Expenses	4,591
Supplies and Materials Expenses	6,446
Utility Expenses	4,195
Communication Expenses	499
Survey, Research, Exploration and Development Expenses	2,527
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	170
Repairs and Maintenance	9,006
Taxes, Insurance Premiums and Other Fees	212
Labor and Wages	695
Other Maintenance and Operating Expenses
Printing and Publication Expenses	142
Representation Expenses	384
Rent/Lease Expenses	144
Membership Dues and Contributions to Organizations	344
Subscription Expenses	60
Other Maintenance and Operating Expenses	786

Total Maintenance and Other Operating Expenses	32,919

532	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Total Current Operating Expenditures	163,826

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	90,094
Machinery and Equipment Outlay	17,000
Furniture, Fixtures and Books Outlay	10,000

Total Capital Outlays	117,094

TOTAL NEW APPROPRIATIONS	280,920

H.3. OCCIDENTAL MINDORO STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P 238,398,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	31,865,000	P	6,424,000	P		P	38,289,000
Operations		114,043,000		31,954,000		54,112,000		200,109,000

HIGHER EDUCATION PROGRAM		113,332,000		28,354,000		54,112,000		195,798,000
RESEARCH PROGRAM		711,000		2,519,000				3,230,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,081,000				1,081,000

TOTAL NEW APPROPRIATIONS	P	145,908,000	P	38,378,000	P	54,112,000	P	238,398,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision		20,441,000		6,424,000				26,865,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	533
STATE UNIVERSITIES AND COLLEGES

Administration of Personnel Benefits		11,424,000					11,424,000

Sub-total, General Administration and Support		31,865,000		6,424,000			38,289,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		113,332,000		28,354,000		54,112,000	195,798,000

HIGHER EDUCATION PROGRAM		113,332,000		28,354,000		54,112,000	195,798,000

Provision of Higher Education Services		113,332,000		28,354,000		17,112,000	158,798,000

Project(s)
Locally-Funded Project(s)						37,000,000	37,000,000

Construction of Information Technology Building in Labangan Campus						15,000,000	15,000,000
Construction of College of Engineering, Architecture and Technology Building in Labangan Campus						10,000,000	10,000,000
Construction of Overhead Tank with Treatment Facility for College of Agriculture in Nurtha Campus						2,000,000	2,000,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000	5,000,000
Purchase of Various Equipment Outlay						5,000,000	5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		711,000		2,519,000			3,230,000

RESEARCH PROGRAM		711,000		2,519,000			3,230,000

Conduct of Research Services		711,000		2,519,000			3,230,000
Community Engagement Increased				1,081,000			1,081,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,081,000			1,081,000

Provision of Extension Services				1,081,000			1,081,000

Sub-total, Operations		114,043,000		31,954,000		54,112,000	200,109,000

TOTAL NEW APPROPRIATIONS	P	145,908,000	P	38,378,000	P	54,112,000	P 238,398,000

534	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	99,526

Total Permanent Positions	99,526

Other Compensation Common to All
Personnel Economic Relief Allowance	6,936
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	1,445
Mid-Year Bonus - Civilian	8,293
Year End Bonus	8,293
Cash Gift	1,445
Step Increment	249
Productivity Enhancement Incentive	1,445

Total Other Compensation Common to All	28,442

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	291
Lump-Sum for filling of Positions - Civilian	11,424

Total Other Compensation for Specific Groups	11,715

Other Benefits
PAG-IBIG Contributions	346
PhilHealth Contributions	1,011
Employees Compensation Insurance Premiums	346

Total Other Benefits	1,703

Non-Permanent Positions	4,522

Total Personnel Services	145,908

Maintenance and Other Operating Expenses
Travelling Expenses	879
Training and Scholarship Expenses	5,226
Supplies and Materials Expenses	4,585
Utility Expenses	3,210
Communication Expenses	668
Awards/Rewards and Prizes	170
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	5,864
General Services	9,556
Repairs and Maintenance	3,950
Taxes, Insurance Premiums and Other Fees	2,146
Labor and Wages	1,465

DECEMBER 29, 2017	OFFICIAL GAZETTE	535
STATE UNIVERSITIES AND COLLEGES

Other Maintenance and Operating Expenses
Printing and Publication Expenses	180
Representation Expenses	39
Transportation and Delivery Expenses	65
Rent/Lease Expenses	200
Membership Dues and Contributions to Organizations	32
Subscription Expenses	10
Other Maintenance and Operating Expenses	15

Total Maintenance and Other Operating Expenses	38,378

Total Current Operating Expenditures	184,286

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	32,000
Machinery and Equipment Outlay	21,919
Furniture, Fixtures and Books Outlay	193

Total Capital Outlays	54,112

TOTAL NEW APPROPRIATIONS	238,398

H.4. PALAWAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	358,791,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	P	60,866,000	P	32,407,000	P 1,100,000	P	94,373,000
Support to Operations		6,345,000		8,000			6,353,000
Operations		173,048,000		32,963,000	52,054,000		258,065,000

HIGHER EDUCATION PROGRAM		150,422,000		27,720,000	52,054,000		230,196,000
ADVANCED EDUCATION PROGRAM		12,709,000		1,395,000			14,104,000
RESEARCH PROGRAM		9,333,000		2,839,000			12,172,000
TECHNICAL ADVISORY EXTENSION PROGRAM		584,000		1,009,000			1,593,000

TOTAL NEW APPROPRIATIONS	P	240,259,000	P	65,378,000	P 53,154,000		P 358,791,000

536	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	27,178,080	P	32,407,000	P	1,100,000	P	60,685,000
Administration of Personnel Benefits		33,688,000						33,688,000

Sub-total, General Administration and Support		60,866,000		32,407,000		1,100,000		94,373,000

Support to Operations
Auxiliary Services		6,345,000		8,000				6,353,000

Sub-total, Support to Operations		6,345,000		8,000				6,353,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		150,422,000		27,720,000		52,054,000		230,196,000

HIGHER EDUCATION PROGRAM		150,422,000		27,720,000		52,054,000		230,196,000

Provision of Higher Education Services including P2,700,000 for Tulong-Dunong		150,422,000		27,720,000				178,142,000

Project(s)
Locally-Funded Project(s)						52,054,000		52,054,000

Construction of Science and Computer Laboratory Building						32,054,000		32,054,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Construction of 2-Storey Ten-Classroom Building in EL Mido Campus						10,000,000		10,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		22,042,000		4,234,000				26,276,000

ADVANCED EDUCATION PROGRAM		12,709,000		1,395,000				14,104,000

Provision of Advanced Education Services		12,709,000		1,395,000				14,104,000
RESEARCH PROGRAM		9,333,000		2,839,000				12,172,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	537
STATE UNIVERSITIES AND COLLEGES

Conduct of Research Services		9,333,000		2,839,000			12,172,000
Community Engagement Increased		584,000		1,009,000			1,593,000

TECHNICAL ADVISORY EXTENSION PROGRAM		584,000		1,009,000			1,593,000

Provision of Extension Services		584,000		1,009,000			1,593,000

Sub-total, Operations		173,048,000		32,963,000		52,054,000	258,065,000

TOTAL NEW APPROPRIATIONS	P	240,259,000	P	65,378,000	P	53,154,000	P358,791,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	157,537

Total Permanent Positions	157,537

Other Compensation Common to All
Personnel Economic Relief Allowance	10,176
Representation Allowance	228
Transportation Allowance	228
Clothing and Uniform Allowance	2,120
Honoraria	1,350
Mid-Year Bonus - Civilian	13,128
Year End Bonus	13,128
Cash Gift	2,120
Step Increment	394
Productivity Enhancement Incentive	2,120

Total Other Compensation Common to All	44,992

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	607
Lump-Sum for filling of Positions - Civilian	32,933

Total Other Compensation for Specific Groups	33,540

Other Benefits
PAG-IBIG Contributions	508
PhilHealth Contributions	1,555
Employees Compensation Insurance Premiums	508
Terminal Leave	755

538	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Total Other Benefits	3,326

Non-Permanent Positions	864

Total Personnel Services	240,259

Maintenance and Other Operating Expenses
Travelling Expenses	8,313
Training and Scholarship Expenses	9,376
Supplies and Materials Expenses	13,127
Utility Expenses	15,400
Communication Expenses	2,985
Survey, Research, Exploration and Development Expenses	166
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	650
Repairs and Maintenance	4,891
Taxes, Insurance Premiums and Other Fees	6,345
Other Maintenance and Operating Expenses
Advertising Expenses	250
Printing and Publication Expenses	932
Representation Expenses	1,205
Transportation and Delivery Expenses	100
Rent/Lease Expenses	550
Membership Dues and Contributions to Organizations	340
Subscription Expenses	100
Other Maintenance and Operating Expenses	530

Total Maintenance and Other Operating Expenses	65,378

Total Current Operating Expenditures	305,637

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	47,054
Machinery and Equipment Outlay	5,000
Transportation Equipment Outlay	1,100

Total Capital Outlays	53,154

TOTAL NEW APPROPRIATIONS	358,791

H.5. ROMBLON STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s) as indicated hereunder	P315,450,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	539
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	31,113,000	P	7,545,000	P		P	38,658,000
Support to Operations		2,682,000		923,000				3,605,000
Operations		140,204,000		18,889,000		114,094,000		273,187,000

HIGHER EDUCATION PROGRAM		139,993,000		15,607,000		84,094,000		239,694,000
ADVANCED EDUCATION PROGRAM		211,000		814,000				1,025,000
RESEARCH PROGRAM				1,390,000		15,000,000		16,390,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,078,000		15,000,000		16,078,000

TOTAL NEW APPROPRIATIONS	P	173,999,000	P	27,357,000	P	114,094,000	P	315,450,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	15,445,000	P	7,545,000	P		P	22,990,000
Administration of Personnel Benefits		15,668,000						15,668,000

Sub-total, General Administration and Support		31,113,000		7,545,000				38,658,000

Support to Operations
Auxiliary Services		2,682,000		923,000				3,605,000

Sub-total, Support to Operations		2,682,000		923,000				3,605,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		139,993,000		15,607,000		84,094,000		239,694,000

HIGHER EDUCATION PROGRAM		139,993,000		15,607,000		84,094,000		239,694,000

Provision of Higher Education Services including P1,100,000 for Tulong-Dunong		139,993,000		15,607,000		56,043,000		211,643,000

Project(s)

540	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Locally-Funded Project(s)						28,051,000		28,051,000

Construction of College of Engineering and Technology Building						18,051,000		18,051,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		211,000		2,204,000		15,000,000		17,415,000

ADVANCED EDUCATION PROGRAM		211,000		814,000				1,025,000

Provision of Advanced Education Services		211,000		814,000				1,025,000
RESEARCH PROGRAM				1,390,000		15,000,000		16,390,000

Conduct of Research Services				1,390,000				1,390,000
Project(s)
Locally-Funded Project(s)						15,000,000		15,000,000

Construction of Research Building						15,000,000		15,000,000
Community Engagement Increased				1,078,000		15,000,000		16,078,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,078,000		15,000,000		16,078,000

Provision of Extension Services				1,078,000				1,078,000
Project(s)
Locally-Funded Project(s)						15,000,000		15,000,000

Construction of Extension and Training Center						15,000,000		15,000,000

Sub-total, Operations		140,204,000		18,889,000		114,094,000		273,187,000

TOTAL NEW APPROPRIATIONS	P	173,999,000	P	27,357,000	P	114,094,000	P	315,450,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	120,358

Total Permanent Positions	120,358

DECEMBER 29, 2017	OFFICIAL GAZETTE	541
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	7,944
Representation Allowance	228
Transportation Allowance	228
Clothing and Uniform Allowance	1,655
Honoraria	774
Mid-Year Bonus - Civilian	10,029
Year End Bonus	10,029
Cash Gift	1,655
Step Increment	301
Productivity Enhancement Incentive	1,655

Total Other Compensation Common to All	34,498

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	90
Lump-Sum for filling of Positions - Civilian	11,213

Total Other Compensation for Specific Groups	11,303

Other Benefits
PAG-IBIG Contributions	397
PhilHealth Contributions	1,155
Employees Compensation Insurance Premiums	397
Retirement Gratuity	4,242
Loyalty Award - Civilian	205
Terminal Leave	213

Total Other Benefits	6,609

Non-Permanent Positions	1,231

Total Personnel Services	173,999

Maintenance and Other Operating Expenses
Travelling Expenses	2,745
Training and Scholarship Expenses	2,712
Supplies and Materials Expenses	5,838
Utility Expenses	4,173
Communication Expenses	829
Awards/Rewards and Prizes	602
Survey, Research, Exploration and Development Expenses	1,305
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	320
General Services	2,864
Repairs and Maintenance	4,271
Taxes, Insurance Premiums and Other Fees	113
Other Maintenance and Operating Expenses
Advertising Expenses	20
Printing and Publication Expenses	358
Representation Expenses	408
Transportation and Delivery Expenses	122
Membership Dues and Contributions to Organizations	559

542	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Total Maintenance and Other Operating Expenses	27,357

Total Current Operating Expenditures	201,356

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	53,051
Machinery and Equipment Outlay	56,043
Furniture, Fixtures and Books Outlay	5,000

Total Capital Outlays	114,094

TOTAL NEW APPROPRIATIONS	315,450

H.6. WESTERN PHILIPPINES UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	327,091,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	40,898,000	P	12,022,000	P	7,700,000	P	60,620,000
Support to Operations		4,512,000		1,400,000				5,912,000
Operations		116,594,000		20,110,000		123,855,000		260,559,000

HIGHER EDUCATION PROGRAM		102,467,000		15,933,000		123,855,000		242,255,000
ADVANCED EDUCATION PROGRAM		58,000		439,000				497,000
RESEARCH PROGRAM		1,454,000		2,696,000				4,150,000
TECHNICAL ADVISORY EXTENSION PROGRAM		12,615,000		1,042,000				13,657,000

TOTAL NEW APPROPRIATIONS	P	162,004,000	P	33,532,000	P	131,555,000	P	327,091,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	543
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	29,517,000	P	12,022,000	P	7,700,000	P	49,239,000
Administration of Personnel Benefits		11,381,000						11,381,000

Sub-total, General Administration and Support		40,898,000		12,022,000		7,700,000		60,620,000

Support to Operations
Auxiliary Services		4,512,000		1,400,000				5,912,000

Sub-total, Support to Operations		4,512,000		1,400,000				5,912,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		102,467,000		15,933,000		123,855,000		242,255,000

HIGHER EDUCATION PROGRAM		102,467,000		15,933,000		123,855,000		242,255,000

Provision of Higher Education Services including P3,000,000 for Tulong-Dunong		102,467,000		15,933,000		33,855,000		152,255,000

Project(s)
Locally-Funded Project(s)						90,000,000		90,000,000

Construction of College of Education Building in HPU Main Campus						30,000,000		30,000,000
Construction of Engineering Laboratory Building in HPU Main Campus						10,000,000		10,000,000
Construction of College of Agriculture (CAFES) Building in HPU Main Campus						30,000,000		30,000,000
Rehabilitation of Agricultural Science High School Building in HPU Main Campus						10,000,000		10,000,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		1,512,000		3,135,000				4,647,000

ADVANCED EDUCATION PROGRAM		58,000		439,000				497,000

Provision of Advanced Education Services		58,000		439,000				497,000
RESEARCH PROGRAM		1,454,000		2,696,000				4,150,000

Conduct of Research Services		1,454,000		2,696,000				4,150,000

544	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Community Engagement Increased		12,615,000		1,042,000				13,657,000

TECHNICAL ADVISORY EXTENSION PROGRAM		12,615,000		1,042,000				13,657,000

Provision of Extension Services		12,615,000		1,042,000				13,657,000

Sub-total, Operations		116,594,000		20,110,000		123,855,000		260,559,000

TOTAL NEW APPROPRIATIONS	P	162,004,000	P	33,532,000	P	131,555,000	P	327,091,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	112,958

Total Permanent Positions	112,958

Other Compensation Common to All
Personnel Economic Relief Allowance	7,224
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	1,505
Honoraria	1,010
Mid-Year Bonus - Civilian	9,413
Year End Bonus	9,413
Cash Gift	1,505
Step Increment	283
Productivity Enhancement Incentive	1,505

Total Other Compensation Common to All	32,218

Other Compensation for Specific Groups
Magna Carta for Public Health Markers	554
Lump-Sum for filling of Positions - Civilian	11,381

Total Other Compensation for Specific Groups	11,935

Other Benefits
PAG-IBIG Contributions	361
PhilHealth Contributions	1,055
Employees Compensation Insurance Premiums	361
Loyalty Award - Civilian	290

Total Other Benefits	2,067

Non-Permanent Positions	2,826

DECEMBER 29, 2017	OFFICIAL GAZETTE	545
STATE UNIVERSITIES AND COLLEGES

Total Personnel Services	162,004

Maintenance and Other Operating Expenses
Travelling Expenses	3,692
Training and Scholarship Expenses	6,024
Supplies and Materials Expenses	7,026
Utility Expenses	4,731
Communication Expenses	555
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
General Services	4,171
Repairs and Maintenance	6,079
Taxes, Insurance Premiums and Other Fees	879
Other Maintenance and Operating Expenses
Membership Dues and Contributions to Organization	257

Total Maintenance and Other Operating Expenses	33,532

Total Current Operating Expenditures	195,536

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	85,000
Machinery and Equipment Outlay	13,855
Transportation Equipment Outlay	7,700
Furniture, Fixtures and Books Outlay	25,000

Total Capital Outlays	131,555

TOTAL NEW APPROPRIATIONS	327,091

546	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

I. REGION V - BICOL

I.1. BICOL STATE COLLEGE OF APPLIED SCIENCES AND TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	132,886,000

New Appropriations, by Program
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	23,268,000	P	15,969,000	P		P	39,237,000
Operations		53,412,000		7,351,000		32,886,000		93,649,000

HIGHER EDUCATION PROGRAM		50,507,000		7,138,000		32,886,000		90,531,000
ADVANCED EDUCATION PROGRAM		1,449,000						1,449,000
RESEARCH PROGRAM		875,000		188,000				1,063,000
TECHNICAL ADVISORY EXTENSION PROGRAM		581,000		25,000				606,000

TOTAL NEW APPROPRIATIONS	P	76,680,000	P	23,320,000	P	32,886,000	P	132,886,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	P	17,314,000	P	15,969,000	P		P	33,283,000
Administration of Personnel Benefits		5,954,000						5,954,000

Sub-total, General Administration and Support		23,268,000		15,969,000				39,237,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		50,507,000		7,138,000		32,886,000		90,531,000

HIGHER EDUCATION PROGRAM		50,507,000		7,138,000		32,886,000		90,531,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	547
STATE UNIVERSITIES AND COLLEGES

Provision of Higher Education Services including P1,000,000 for Tulong Dunong		50,507,000		7,138,000				57,645,000

Project(s)
Locally-Funded Project(s)						32,886,000		32,886,000

Learning, Innovation and Entrepreneurship Building for AST (Phase 2)						22,886,000		22,886,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation		2,324,000		188,000				2,512,000

ADVANCED EDUCATION PROGRAM		1,449,000						1,449,000

Provision of Advanced Education Services		1,449,000						1,449,000
RESEARCH PROGRAM		875,000		188,000				1,063,000

Conduct of Research Services		875,000		188,000				1,063,000
Community engagement increased		581,000		25,000				606,000

TECHNICAL ADVISORY EXTENSION PROGRAM		581,000		25,000				606,000

Provision of Extension Services		581,000		25,000				606,000

Sub-total, Operations		53,412,000		7,351,000		32,886,000		93,649,000

TOTAL NEW APPROPRIATIONS	P	76,680,000	P	23,320,000	P	32,886,000	P	132,886,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	54,035

Total Permanent Positions	54,035

Other Compensation Common to All
Personnel Economic Relief Allowance	3,168
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	660

548	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Honoraria	442
Mid-Year Bonus - Civilian	4,503
Year End Bonus	4,503
Cash Gift	660
Step Increment	135
Productivity Enhancement Incentive	660

Total Other Compensation Common to All	14,935

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	427
Lump-Sum for filling of Positions - Civilian	5,911

Total Other Compensation for Specific Groups	6,338

Other Benefits
PAG-IBIG Contributions	158
PhilHealth Contributions	489
Employees Compensation Insurance Premiums	158
Loyalty Award - Civilian	150
Terminal Leave	43

Total Other Benefits	998

Non-Permanent Positions	374

Total Personnel Services	76,680

Maintenance and Other Operating Expenses
Travelling Expenses	1,409
Training and Scholarship Expenses	2,606
Supplies and Materials Expenses	5,572
Utility Expenses	4,200
Communication Expenses	276
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	806
General Services	4,432
Repairs and Maintenance	2,200
Taxes, Insurance Premiums and Other Fees	344
Labor and Wages	350
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	200
Representation Expenses	500
Transportation and Delivery Expenses	25
Rent/Lease Expenses	25
Membership Dues and Contributions to Organizations	100
Subscription Expenses	65

Total Maintenance and Other Operating Expenses	23,320

Total Current Operating Expenditures	100,000

Capital Outlays

DECEMBER 29, 2017	OFFICIAL GAZETTE	549
STATE UNIVERSITIES AND COLLEGES

Property, Plant and Equipment Outlay
Buildings and Other Structures	27,886
Machinery and Equipment Outlay	5,000

Total Capital Outlays	32,886

TOTAL NEW APPROPRIATIONS	132,886

I.2. BICOL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	874,033,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	91,625,000	P	27,753,000		P	P	119,378,000
Support to Operations		14,383,000		8,804,000		70,000,000		93,187,000
Operations		455,887,000		116,488,000		89,093,000		661,468,000

HIGHER EDUCATION PROGRAM		428,621,000		100,955,000		89,093,000		618,669,000
ADVANCED EDUCATION PROGRAM		19,224,000		4,638,000				23,862,000
RESEARCH PROGRAM		4,876,000		8,742,000				13,618,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,166,000		2,153,000				5,319,000

TOTAL NEW APPROPRIATIONS	P	561,895,000	P	153,045,000	P	159,093,000	P	874,033,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	51,293,000	P	27,753,000	P		P	79,046,000
Administration of Personnel Benefits		40,332,000						40,332,000

550	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Sub-total, General Administration and Support	91,625,000	27,753,000		119,378,000

Support to Operations
Auxiliary Services	14,383,000	8,804,000		23,187,000
Project(s)
Locally-Funded Project(s)			70,000,000	70,000,000

BU Student Union Center Phase III			30,000,000	30,000,000
BU Library and Knowledge Center Phase 3			30,000,000	30,000,000
Installation of Retractable Bleacher Seating System at BUCENG Gymnasium			10,000,000	10,000,000

Sub-total, Support to Operations	14,383,000	8,804,000	70,000,000	93,187,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased	428,621,000	100,955,000	89,093,000	618,669,000

HIGHER EDUCATION PROGRAM	428,621,000	100,955,000	89,093,000	618,669,000

Provision of Higher Education Services	428,621,000	95,955,000		524,576,000

Project(s)
Locally-Funded Project(s)		5,000,000	89,093,000	94,093,000

BU Electrical Engineering Bldg. Phase I			29,093,000	29,093,000
Completion of BUPC Computer Science and Engineering Building			20,000,000	20,000,000
BU College of Engineering East Campus Modernization Phase II			30,000,000	30,000,000
Construction/Repair/Rehabilitation of Academic Building			5,000,000	5,000,000
Purchase of Various Equipment Outlay			5,000,000	5,000,000
Mobile Theater for Peace and Development		2,500,000		2,500,000
Theater Workshops		2,500,000		2,500,000
Higher education research improved to promote economic productivity and innovation	24,100,000	13,380,000		37,480,000

ADVANCED EDUCATION PROGRAM	19,224,000	4,638,000		23,862,000

Provision of Advanced Education Services	19,224,000	4,638,000		23,862,000
RESEARCH PROGRAM	4,876,000	8,742,000		13,618,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	551
STATE UNIVERSITIES AND COLLEGES

Conduct of Research Services		4,876,000		8,742,000				13,618,000
Community engagement increased		3,166,000		2,153,000				5,319,000

TECHNICAL ADVISORY EXTENSION PROGRAM		3,166,000		2,153,000				5,319,000

Provision of Extension Services		3,166,000		2,153,000				5,319,000

Sub-total, Operations		455,887,000		116,488,000		89,093,000		661,468,000

TOTAL NEW APPROPRIATIONS	P	561,895,000	P	153,045,000	P	159,093,000	P	874,033,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	400,619

Total Permanent Positions	400,619

Other Compensation Common to All
Personnel Economic Relief Allowance	21,648
Representation Allowance	312
Transportation Allowance	312
Clothing and Uniform Allowance	4,510
Honoraria	6,187
Mid-Year Bonus - Civilian	33,384
Year End Bonus	33,384
Cash Gift	4,510
Step Increment	1,001
Productivity Enhancement Incentive	4,510

Total Other Compensation Common to All	109,758

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	112
Magna Carta for Public Social Workers	885
Lump-Sum for filling of Positions - Civilian	32,108

Total Other Compensation for Specific Groups	33,105

Other Benefits
PAG-IBIG Contributions	1,082
PhilHealth Contributions	3,296
Employees Compensation Insurance Premiums	1,082
Retirement Gratuity	6,274
Loyalty Award - Civilian	725

552	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Terminal Leave	1,950

Total Other Benefits	14,409

Non-Permanent Positions	4,004

Total Personnel Services	561,895

Maintenance and Other Operating Expenses
Travelling Expenses	7,108
Training and Scholarship Expenses	6,867
Supplies and Materials Expenses	27,110
Utility Expenses	36,085
Communication Expenses	2,050
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	5,225
General Services	33,291
Repairs and Maintenance	9,104
Taxes, Insurance Premiums and Other Fees	8,527
Labor and Wages	1,440
Other Maintenance and Operating Expenses
Advertising Expenses	30
Printing and Publication Expenses	620
Representation Expenses	1,914
Transportation and Delivery Expenses	1,914
Membership Dues and Contributions to Organizations	115
Subscription Expenses	20
Other Maintenance and Operating Expenses	11,445

Total Maintenance and Other Operating Expenses	153,045

Total Current Operating Expenditures	714,940

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	154,093
Machinery and Equipment Outlay	5,000

Total Capital Outlays	159,093

TOTAL NEW APPROPRIATIONS	874,033

I.3. CAMARINES NORTE STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	322,739,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	553
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	46,382,000	P	34,010,000	P		P	80,392,000
Support to Operations						26,594,000		26,594,000
Operations		120,237,000		18,016,000		77,500,000		215,753,000

HIGHER EDUCATION PROGRAM		119,537,000		16,666,000		77,500,000		213,703,000
ADVANCED EDUCATION PROGRAM		500,000		608,000				1,108,000
RESEARCH PROGRAM		100,000		433,000				533,000
TECHNICAL ADVISORY EXTENSION PROGRAM		100,000		309,000				409,000

TOTAL NEW APPROPRIATIONS	P	166,619,000	P	52,026,000	P	104,094,000	P	322,739,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	33,917,000	P	34,010,000	P		P	67,927,000
Administration of Personnel Benefits		12,465,000						12,465,000

Sub-total, General Administration and Support		46,382,000		34,010,000				80,392,000

Support to Operations
Project(s)
Locally-Funded Project(s)						26,594,000		26,594,000

Construction of Supply Office with Stock Room and Garage (Main Campus)						10,000,000		10,000,000
Drainage System (Main Campus)						5,000,000		5,000,000
Additional Streetlights for Satellite Campuses						5,594,000		5,594,000
Construction of Library Annex Phase 3 (Main Campus)						6,000,000		6,000,000

Sub-total, Support to Operations						26,594,000		26,594,000

554	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		119,537,000		16,666,000		77,500,000		213,703,000

HIGHER EDUCATION PROGRAM		119,537,000		16,666,000		77,500,000		213,703,000

Provision of Higher Education Services		119,537,000		16,666,000				136,203,000

Project(s)
Locally-Funded Project(s)						77,500,000		77,500,000

Equipment Outlay						14,000,000		14,000,000
Completion of Academic Building 14 Rooms, 2nd Floor (Main Campus)						12,500,000		12,500,000
Construction of 2-Storey Academic Building Phase I (Labo Campus)						15,000,000		15,000,000
Repair of Various Buildings (Mercedes Campus)						6,000,000		6,000,000
Construction of 2-Storey Academic Building Phase I (Main Campus)						20,000,000		20,000,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation		600,000		1,041,000				1,641,000

ADVANCED EDUCATION PROGRAM		500,000		608,000				1,108,000

Provision of Advanced Education Services		500,000		608,000				1,108,000
RESEARCH PROGRAM		100,000		433,000				533,000

Conduct of Research Services		100,000		433,000				533,000
Community engagement increased		100,000		309,000				409,000

TECHNICAL ADVISORY EXTENSION PROGRAM		100,000		309,000				409,000

Provision of Extension Services		100,000		309,000				409,000

Sub-total, Operations		120,237,000		18,016,000		77,500,000		215,753,000

TOTAL NEW APPROPRIATIONS	P	166,619,000	P	52,026,000	P	104,094,000	P	322,739,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	555
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	115,061

Total Permanent Positions	115,061

Other Compensation Common to All
Personnel Economic Relief Allowance	8,016
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	1,670
Honoraria	1,100
Mid-Year Bonus - Civilian	9,589
Year End Bonus	9,589
Cash Gift	1,670
Step Increment	288
Productivity Enhancement Incentive	1,670

Total Other Compensation Common to All	33,928

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	359
Lump-Sum for filling of Positions - Civilian	10,919

Total Other Compensation for Specific Groups	11,278

Other Benefits
PAG-IBIG Contributions	401
PhilHealth Contributions	1,162
Employees Compensation Insurance Premiums	401
Loyalty Award - Civilian	285
Terminal Leave	1,546

Total Other Benefits	3,795

Non-Permanent Positions	2,557

Total Personnel Services	166,619

Maintenance and Other Operating Expenses
Travelling Expenses	2,188
Training and Scholarship Expenses	7,152
Supplies and Materials Expenses	23,340
Utility Expenses	5,049
Communication Expenses	772
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	100
Professional Services	200
General Services	10,007
Taxes, Insurance Premiums and Other Fees	1,688
Other Maintenance and Operating Expenses

556	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Printing and Publication Expenses	100
Representation Expenses	540
Transportation and Delivery Expenses	540
Rent/Lease Expenses	180
Membership Dues and Contributions to Organizations	120
Subscription Expenses	50

Total Maintenance and Other Operating Expenses	52,026

Total Current Operating Expenditures	218,645

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	10,594
Buildings and Other Structures	74,500
Machinery and Equipment Outlay	19,000

Total Capital Outlays	104,094

TOTAL NEW APPROPRIATIONS	322,739

I.4. CAMARINES SUR POLYTECHNIC COLLEGES

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	226,371,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	27,231,000	P	18,265,000		P	P	45,496,000
Operations		44,629,000		32,152,000		104,094,000		180,875,000

HIGHER EDUCATION PROGRAM		43,949,000		28,471,000		104,094,000		176,514,000
ADVANCED EDUCATION PROGRAM				1,244,000				1,244,000
RESEARCH PROGRAM		437,000		1,316,000				1,753,000
TECHNICAL ADVISORY EXTENSION PROGRAM		243,000		1,121,000				1,364,000

TOTAL NEW APPROPRIATIONS	P	71,860,000	P	50,417,000	P	104,094,000	P	226,371,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	557
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	18,474,000	P	18,265,000	P		P	36,739,000
Administration of Personnel Benefits		8,757,000						8,757,000

Sub-total, General Administration and Support		27,231,000		18,265,000				45,496,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		43,949,000		28,471,000		104,094,000		176,514,000

HIGHER EDUCATION PROGRAM		43,949,000		28,471,000		104,094,000		176,514,000

Provision of Higher Education Services including P4,000,000 for Tulong Dunong		43,949,000		28,471,000				72,420,000

Project(s)
Locally-Funded Project(s)						104,094,000		104,094,000

4-Storey Academic Building						60,000,000		60,000,000
Center for Innovation and Technology Development (Phase III)						20,000,000		20,000,000
Acquisition of Equipment						19,094,000		19,094,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation		437,000		2,560,000				2,997,000

ADVANCED EDUCATION PROGRAM				1,244,000				1,244,000

Provision of Advanced Education Services				1,244,000				1,244,000
RESEARCH PROGRAM		437,000		1,316,000				1,753,000

Conduct of Research Services		437,000		1,316,000				1,753,000
Community engagement increased		243,000		1,121,000				1,364,000

TECHNICAL ADVISORY EXTENSION PROGRAM		243,000		1,121,000				1,364,000

Provision of Extension Services		243,000		1,121,000				1,364,000

Sub-total, Operations		44,629,000		32,152,000		104,094,000		180,875,000

TOTAL NEW APPROPRIATIONS	P	71,860,000	P	50,417,000	P	104,094,000	P	226,371,000

558	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	47,803

Total Permanent Positions	47,803

Other Compensation Common to All
Personnel Economic Relief Allowance	2,688
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	560
Honoraria	795
Mid-Year Bonus - Civilian	3,983
Year End Bonus	3,983
Cash Gift	560
Step Increment	119
Productivity Enhancement Incentive	560

Total Other Compensation Common to All	13,584

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	117
Lump-Sum for filling of Positions - Civilian	8,192
Anniversary Bonus - Civilian	230

Total Other Compensation for Specific Groups	8,539

Other Benefits
PAG-IBIG Contributions	134
PhilHealth Contributions	410
Employees Compensation Insurance Premiums	134
Loyalty Award - Civilian	75
Terminal Leave	565

Total Other Benefits	1,318

Non-Permanent Positions	616

Total Personnel Services	71,860

Maintenance and Other Operating Expenses

DECEMBER 29, 2017	OFFICIAL GAZETTE	559
STATE UNIVERSITIES AND COLLEGES

Travelling Expenses	1,300
Training and Scholarship Expenses	5,820
Supplies and Materials Expenses	15,105
Utility Expenses	9,132
Communication Expenses	291
Survey, Research, Exploration and Development Expenses	330
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	130
Professional Services	4,102
General Services	6,118
Repairs and Maintenance	3,642
Taxes, Insurance Premiums and Other Fees	1,762
Labor and Wages	670
Other Maintenance and Operating Expenses
Advertising Expenses	70
Printing and Publication Expenses	66
Representation Expenses	636
Transportation and Delivery Expenses	420
Rent/Lease Expenses	190
Membership Dues and Contributions to Organizations	88
Subscription Expenses	380
Other Maintenance and Operating Expenses	165

Total Maintenance and Other Operating Expenses	50,417

Total Current Operating Expenditures	122,277

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	85,000
Machinery and Equipment Outlay	19,094

Total Capital Outlays	104,094

TOTAL NEW APPROPRIATIONS	226,371

I.5. CATANDUANES STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	339,296,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	73,587,000	P	38,173,000	P		P	111,760,000
Support to Operations		1,520,000				6,164,000		7,684,000

560	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Operations		140,798,000		14,054,000		65,000,000		219,852,000

HIGHER EDUCATION PROGRAM		131,011,000		12,364,000		65,000,000		208,375,000
ADVANCED EDUCATION PROGRAM		6,303,000		445,000				6,748,000
RESEARCH PROGRAM		2,096,000		720,000				2,816,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,388,000		525,000				1,913,000

TOTAL NEW APPROPRIATIONS	P	215,905,000	P	52,227,000	P	71,164,000	P	339,296,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	44,997,000	P	38,173,000	P	P	83,170,000
Administration of Personnel Benefits		28,590,000					28,590,000

Sub-total, General Administration and Support		73,587,000		38,173,000			111,760,000

Support to Operations
Auxiliary Services		1,520,000					1,520,000

Project(s)
Locally-Funded Project(s)					6,164,000		6,164,000

Construction of Drainage System					6,164,000		6,164,000

Sub-total, Support to Operations		1,520,000			6,164,000		7,684,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		131,011,000		12,364,000	65,000,000		208,375,000

HIGHER EDUCATION PROGRAM		131,011,000		12,364,000	65,000,000		208,375,000

Provision of Higher Education Services		131,011,000		12,364,000			143,375,000

Project(s)
Locally-Funded Project(s)					65,000,000		65,000,000

Construction of Technology Building					10,000,000		10,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	561
STATE UNIVERSITIES AND COLLEGES

Construction of College of Arts and Sciences Academic Building						45,000,000		45,000,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation		8,399,000		1,165,000				9,564,000

ADVANCED EDUCATION PROGRAM		6,303,000		445,000				6,748,000

Provision of Advanced Education Services		6,303,000		445,000				6,748,000
RESEARCH PROGRAM		2,096,000		720,000				2,816,000

Conduct of Research Services		2,096,000		720,000				2,816,000
Community engagement increased		1,388,000		525,000				1,913,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,388,000		525,000				1,913,000

Provision of Extension Services		1,388,000		525,000				1,913,000

Sub-total, Operations		140,798,000		14,054,000		65,000,000		219,852,000

TOTAL NEW APPROPRIATIONS	P	215,905,000	P	52,227,000	P	71,164,000	P	339,296,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	139,339

Total Permanent Positions	139,339

Other Compensation Common to All
Personnel Economic Relief Allowance	9,240
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	1,925
Honoraria	5,240
Mid-Year Bonus - Civilian	11,612
Year End Bonus	11,612
Cash Gift	1,925
Step Increment	349
Productivity Enhancement Incentive	1,925

562	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Total Other Compensation Common to All	44,188

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,105
Lump-Sum for filling of Positions - Civilian	23,522

Total Other Compensation for Specific Groups	24,627

Other Benefits
PAG-IBIG Contributions	463
PhilHealth Contributions	1,278
Employees Compensation Insurance Premiums	463
Retirement Gratuity	4,390
Loyalty Award - Civilian	240
Terminal Leave	678

Total Other Benefits	7,512

Non-Permanent Positions	239

Total Personnel Services	215,905

Maintenance and Other Operating Expenses
Travelling Expenses	1,490
Training and Scholarship Expenses	6,005
Supplies and Materials Expenses	8,310
Utility Expenses	14,330
Communication Expenses	650
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	122
Professional Services	5,325
General Services	6,492
Repairs and Maintenance	540
Taxes, Insurance Premiums and Other Fees	2,272
Labor and Wages	1,450
Other Maintenance and Operating Expenses
Printing and Publication Expenses	310
Transportation and Delivery Expenses	50
Membership Dues and Contributions to Organizations	445
Subscription Expenses	595
Other Maintenance and Operating Expenses	3,841

Total Maintenance and Other Operating Expenses	52,227

Total Current Operating Expenditures	268,132

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvement Outlay	6,164
Buildings and Other Structures	60,000
Machinery and Equipment Outlay	5,000

Total Capital Outlays	71,164

TOTAL NEW APPROPRIATIONS	339,296

DECEMBER 29, 2017	OFFICIAL GAZETTE	563
STATE UNIVERSITIES AND COLLEGES

I.6. CENTRAL BICOL STATE UNIVERSITY OF AGRICULTURE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P524,750,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	48,556,000	P	14,105,000		P	P	62,661,000
Support to Operations		6,177,000		3,433,000		22,965,000		32,575,000
Operations		208,430,000		95,494,000		125,590,000		429,514,000

HIGHER EDUCATION PROGRAM		181,593,000		89,068,000		125,590,000		396,251,000
ADVANCED EDUCATION PROGRAM		16,845,000		1,692,000				18,537,000
RESEARCH PROGRAM		7,560,000		2,688,000				10,248,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,432,000		2,046,000				4,478,000

TOTAL NEW APPROPRIATIONS	P	263,163,000	P	113,032,000	P	148,555,000	P	524,750,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	25,860,000	P	14,105,000		P	P	39,965,000
Administration of Personnel Benefits		22,696,000						22,696,000

Sub-total, General Administration and Support		48,556,000		14,105,000				62,661,000

Support to Operations		6,177,000		3,433,000		22,965,000		32,575,000

Auxiliary Services		6,177,000		3,433,000				9,610,000

564	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Project(s)
Locally-Funded Project(s)			22,965,000	22,965,000

Construction of Ladies Dormitory (Phase 1)			20,000,000	20,000,000
Rehabilitation of University Library			2,965,000	2,965,000

Sub-total, Support to Operations	6,177,000	3,433,000	22,965,000	32,575,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased	181,593,000	89,068,000	125,590,000	396,251,000

HIGHER EDUCATION PROGRAM	181,593,000	89,068,000	125,590,000	396,251,000

Provision of Higher Education Services including P6,000,000 for Tulong Dunong	181,593,000	89,068,000		270,661,000

Project(s)
Locally-Funded Project(s)			125,590,000	125,590,000

Food Technology and Agri-Processing Center (Phase 2)			17,590,000	17,590,000
Student Admission for International Program Building			8,000,000	8,000,000
Food and Feed Testing Laboratory (Phase 1)			20,000,000	20,000,000
Construction of Two-Storey Science and Mathematics Centrum			15,000,000	15,000,000
Construction of Two-Storey Community Hub and Development Center			20,000,000	20,000,000
ICT Competency Building and Resources Center (Phase 1)			25,000,000	25,000,000
Construction/Repair/Rehabilitation of Academic Building Main Campus			8,000,000	8,000,000
Purchase of Various Equipment Outlay			2,000,000	2,000,000

Sipocot Campus			1,000,000	1,000,000
Calabanga Campus			1,000,000	1,000,000
Road Network, Opening, Concreting and Flood Control Pasacao Campus			10,000,000	10,000,000
Higher education research improved to promote economic productivity and innovation	24,405,000	4,380,000		28,785,000

ADVANCED EDUCATION PROGRAM	16,845,000	1,692,000		18,537,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	565
STATE UNIVERSITIES AND COLLEGES

Provision of Advanced Educational Services		16,845,000		1,692,000				18,537,000
RESEARCH PROGRAM		7,560,000		2,688,000				10,248,000

Conduct of Research Services		7,560,000		2,688,000				10,248,000
Community engagement increased		2,432,000		2,046,000				4,478,000

TECHNICAL ADVISORY EXTENSION PROGRAM		2,432,000		2,046,000				4,478,000

Provision of Extension Services		2,432,000		2,046,000				4,478,000

Sub-total, Operations		208,430,000		95,494,000		125,590,000		429,514,000

TOTAL NEW APPROPRIATIONS	P	263,163,000	P	113,032,000	P	148,555,000	P	524,750,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	169,208

Total Permanent Positions	169,208

Other Compensation Common to All
Personnel Economic Relief Allowance	9,192
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	1,915
Honoraria	6,884
Mid-Year Bonus - Civilian	14,100
Year End Bonus	14,100
Cash Gift	1,915
Step Increment	422
Productivity Enhancement Incentive	1,915

Total Other Compensation Common to All	50,803

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	501
Lump-Sum for filling of Positions - Civilian	22,626

Total Other Compensation for Specific Groups	23,127

Other Benefits
PAG-IBIG Contributions	460
PhilHealth Contributions	1,404
Employees Compensation Insurance Premiums	460

566	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Terminal Leave	70

Total Other Benefits	2,394

Non-Permanent Positions	17,631

Total Personnel Services	263,163

Maintenance and Other Operating Expenses
Travelling Expenses	3,522
Training and Scholarship Expenses	19,273
Supplies and Materials Expenses	18,207
Utility Expenses	36,882
Communication Expenses	780
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	1,382
General Services	8,724
Repairs and Maintenance	2,207
Taxes, Insurance Premiums and Other Fees	18,442
Labor and Wages	350
Other Maintenance and Operating Expenses
Advertising Expenses	120
Printing and Publication Expenses	298
Representation Expenses	948
Rent/Lease Expenses	110
Membership Dues and Contributions to Organizations	65
Subscription Expenses	783
Other Maintenance and Operating Expenses	807

Total Maintenance and Other Operating Expenses	113,032

Total Current Operating Expenditures	376,195

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	10,000
Buildings and Other Structures	136,555
Machinery and Equipment Outlay	2,000

Total Capital Outlays	148,555

TOTAL NEW APPROPRIATIONS	524,750

I.7. DR. EMILIO B. ESPINOSA, SR. MEMORIAL STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	202,376,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	567
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	23,725,000	P	15,207,000		P	P	38,932,000
Support to Operations				1,531,000				1,531,000
Operations		47,359,000		10,460,000		104,094,000		161,913,000

HIGHER EDUCATION PROGRAM		45,524,000		8,331,000		104,094,000		157,949,000
ADVANCED EDUCATION PROGRAM		1,835,000		557,000				2,392,000
RESEARCH PROGRAM				773,000				773,000
TECHNICAL ADVISORY EXTENSION PROGRAM				799,000				799,000

TOTAL NEW APPROPRIATIONS	P	71,084,000	P	27,198,000	P	104,094,000	P	202,376,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	16,337,000	P	15,207,000	P	P	31,544,000
Administration of Personnel Benefits		7,388,000					7,388,000

Sub-total, General Administration and Support		23,725,000		15,207,000			38,932,000

Support to Operations
Auxiliary Services				1,531,000			1,531,000

Sub-total, Support to Operations				1,531,000			1,531,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		45,524,000		8,331,000	104,094,000		157,949,000

HIGHER EDUCATION PROGRAM		45,524,000		8,331,000	104,094,000		157,949,000

Provision of Higher Education Services		45,524,000		8,331,000			53,855,000

Project(s)

568	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Locally-Funded Project(s)						104,094,000		104,094,000

Construction of Facilitative Academic Buildings						30,000,000		30,000,000
Construction of Additional New Academic Building						39,094,000		39,094,000
Construction of State-of-the-Art Laboratory Buildings						15,000,000		15,000,000
Refurbishment of the Old and Existing Buildings						10,000,000		10,000,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation		1,835,000		1,330,000				3,165,000

ADVANCED EDUCATION PROGRAM		1,835,000		557,000				2,392,000

Provision of Advanced Education Services		1,835,000		557,000				2,392,000
RESEARCH PROGRAM				773,000				773,000

Conduct of Research Services				773,000				773,000
Community engagement increased				799,000				799,000

TECHNICAL ADVISORY EXTENSION PROGRAM				799,000				799,000

Provision of Extension Services				799,000				799,000

Sub-total, Operations		47,359,000		10,460,000		104,094,000		161,913,000

TOTAL NEW APPROPRIATIONS	P	71,084,000	P	27,198,000	P	104,094,000	P	202,376,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	49,162

Total Permanent Positions	49,162

Other Compensation Common to All
Personnel Economic Relief Allowance	2,592

DECEMBER 29, 2017	OFFICIAL GAZETTE	569
STATE UNIVERSITIES AND COLLEGES

Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	540
Honoraria	370
Mid-Year Bonus - Civilian	4,097
Year End Bonus	4,097
Cash Gift	540
Step Increment	123
Productivity Enhancement Incentive	540

Total Other Compensation Common to All	13,235

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	40
Lump-Sum for filling of Positions - Civilian	7,158

Total Other Compensation for Specific Groups	7,198

Other Benefits
PAG-IBIG Contributions	129
PhilHealth Contributions	386
Employees Compensation Insurance Premiums	129
Loyalty Award - Civilian	110
Terminal Leave	230

Total Other Benefits	984

Non-Permanent Positions	505

Total Personnel Services	71,084

Maintenance and Other Operating Expenses
Travelling Expenses	2,502
Training and Scholarship Expenses	2,285
Supplies and Materials Expenses	5,590
Utility Expenses	2,785
Communication Expenses	1,533
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	1,386
General Services	7,774
Repairs and Maintenance	1,035
Taxes, Insurance Premiums and Other Fees	805
Other Maintenance and Operating Expenses
Advertising Expenses	74
Printing and Publication Expenses	298
Representation Expenses	405
Transportation and Delivery Expenses	145
Rent/Lease Expenses	248
Membership Dues and Contributions to Organizations	130
Subscription Expenses	30
Other Maintenance and Operating Expenses	55

Total Maintenance and Other Operating Expenses	27,198

Total Current Operating Expenditures	98,282

570	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	94,094
Machinery and Equipment Outlay	10,000

Total Capital Outlays	104,094

TOTAL NEW APPROPRIATIONS	202,376

I.8. PARTIDO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P293,212,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	52,322,000	P	31,021,000		P	P	83,343,000
Support to Operations						24,772,000		24,772,000
Operations		116,908,000		34,189,000		34,000,000		185,097,000

HIGHER EDUCATION PROGRAM		116,908,000		21,823,000		34,000,000		172,731,000
ADVANCED EDUCATION PROGRAM				1,269,000				1,269,000
RESEARCH PROGRAM				10,161,000				10,161,000
TECHNICAL ADVISORY EXTENSION PROGRAM				936,000				936,000

TOTAL NEW APPROPRIATIONS	P	169,230,000	P	65,210,000	P	58,772,000	P	293,212,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	571
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	38,250,000	P	31,021,000	P		P	69,271,000
Administration of Personnel Benefits		14,072,000						14,072,000

Sub-total, General Administration and Support		52,322,000		31,021,000				83,343,000

Support to Operations
Project(s)
Locally-Funded Project(s)						24,772,000		24,772,000

Construction of IGP Related Infrastructure (Sagnay Campus)						4,000,000		4,000,000
Construction of Library Building (Salogon Campus)						2,772,000		2,772,000
Construction of Dormitory Building (Goa Campus)						18,000,000		18,000,000

Sub-total, Support to Operations						24,772,000		24,772,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		116,908,000		21,823,000		34,000,000		172,731,000

HIGHER EDUCATION PROGRAM		116,908,000		21,823,000		34,000,000		172,731,000

Provision of Higher Education Services including P9,200,000 for Tulong Dunong		116,908,000		21,823,000				138,731,000

Project(s)
Locally-Funded Project(s)						34,000,000		34,000,000

Construction of Academic Buildings (Goa Campus)						6,000,000		6,000,000
Construction of Laboratory Building (Lagonoy Campus)						3,000,000		3,000,000
Construction of Other Infrastructure (Goa Campus)						15,000,000		15,000,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation				11,430,000				11,430,000

ADVANCED EDUCATION PROGRAM				1,269,000				1,269,000

Provision of Advanced Education Services				1,269,000				1,269,000

572	OFFICIAL GAZETTE	VOL. 113, NO. 1
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RESEARCH PROGRAM		10,161,000		10,161,000

Conduct of Research Services		10,161,000		10,161,000
Community engagement increased		936,000		936,000

TECHNICAL ADVISORY EXTENSION PROGRAM		936,000		936,000

Provision of Extension Services		936,000		936,000

Sub-total, Operations	116,908,000	34,189,000	34,000,000	185,097,000

TOTAL NEW APPROPRIATIONS	P169,230,000	P65,210,000	P58,772,000	P293,212,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary				119,669

Total Permanent Positions				119,669

Other Compensation Common to All
Personnel Economic Relief Allowance				6,816
Representation Allowance				180
Transportation Allowance				180
Clothing and Uniform Allowance				1,420
Honoraria				439
Mid-Year Bonus - Civilian				9,973
Year End Bonus				9,973
Cash Gift				1,420
Step Increment				299
Productivity Enhancement Incentive				1,420

Total Other Compensation Common to All				32,120

Other Compensation for Specific Groups
Magna Carta for Public Health Workers				60
Lump-Sum for filling of Positions - Civilian				14,072

Total Other Compensation for Specific Groups				14,132

Other Benefits
PAG-IBIG Contributions				340
PhilHealth Contributions				1,097
Employees Compensation Insurance Premiums				340
Loyalty Award - Civilian				170

DECEMBER 29, 2017	OFFICIAL GAZETTE	573
STATE UNIVERSITIES AND COLLEGES

Total Other Benefits	1,947

Non-Permanent Positions	1,362

Total Personnel Services	169,230

Maintenance and Other Operating Expenses
Travelling Expenses	2,327
Training and Scholarship Expenses	10,015
Supplies and Materials Expenses	14,484
Utility Expenses	14,685
Communication Expenses	153
Survey, Research, Exploration and Development Expenses	8,817
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	5,877
General Services	7,138
Repairs and Maintenance	73
Taxes, Insurance Premiums and Other Fees	91
Other Maintenance and Operating Expenses
Advertising Expenses	20
Printing and Publication Expenses	20
Representation Expenses	558
Rent/Lease Expenses	8
Membership Dues and Contributions to Organizations	55
Other Maintenance and Operating Expenses	757

Total Maintenance and Other Operating Expenses	65,210

Total Current Operating Expenditures	234,440

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	53,772
Machinery and Equipment Outlay	5,000

Total Capital Outlays	58,772

TOTAL NEW APPROPRIATIONS	293,212

I.9. SORSOGON STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	278,666,000

574	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	39,122,000	P	20,253,000	P		P	59,375,000
Support to Operations		243,000		289,000		15,216,000		15,748,000
Operations		130,701,000		32,842,000		40,000,000		203,543,000

HIGHER EDUCATION PROGRAM		125,458,000		31,748,000		40,000,000		197,206,000
ADVANCED EDUCATION PROGRAM		5,000,000		322,000				5,322,000
RESEARCH PROGRAM		243,000		377,000				620,000
TECHNICAL ADVISORY EXTENSION PROGRAM				395,000				395,000

TOTAL NEW APPROPRIATIONS	P	170,066,000	P	53,384,000	P	55,216,000	P	278,666,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	28,863,000	P	20,253,000	P		P	49,116,000
Administration of Personnel Benefits		10,259,000						10,259,000

Sub-total, General Administration and Support		39,122,000		20,253,000				59,375,000

Support to Operations
Auxiliary Services		243,000		289,000				532,000

Project(s)
Locally-Funded Project(s)						15,216,000		15,216,000

Construction of College Library (Phase III)						15,216,000		15,216,000

Sub-total, Support to Operations		243,000		289,000		15,216,000		15,748,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		125,458,000		31,748,000		40,000,000		197,206,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	575
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM		125,458,000		31,748,000		40,000,000		197,206,000

Provision of Higher Education Services including P8,000,000 for Tulong-Dunong		125,458,000		31,748,000				157,206,000

Project(s)
Locally-Funded Project(s)						40,000,000		40,000,000

Construction of Architecture Buildings (Phase III)						10,000,000		10,000,000
Construction of Integrated Academic and Laboratory Building for Technology Department (Phase II)						10,000,000		10,000,000
Research and Extension Center Building (Phase II)						5,000,000		5,000,000
Post Harvest Facility Equipment and Upgrading						5,000,000		5,000,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation		5,243,000		699,000				5,942,000

ADVANCED EDUCATION PROGRAM		5,000,000		322,000				5,322,000

Provision of Advanced Education Services		5,000,000		322,000				5,322,000
RESEARCH PROGRAM		243,000		377,000				620,000

Conduct of Research Services		243,000		377,000				620,000
Community engagement increased				395,000				395,000

TECHNICAL ADVISORY EXTENSION PROGRAM				395,000				395,000

Provision of Extension Services				395,000				395,000

Sub-total, Operations		130,701,000		32,842,000		40,000,000		203,543,000

TOTAL NEW APPROPRIATIONS	P	170,066,000	P	53,384,000	P	55,216,000	P	278,666,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

576	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Basic Salary	119,846

Total Permanent Positions	119,846

Other Compensation Common to All
Personnel Economic Relief Allowance	7,248
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	1,510
Honoraria	1,349
Mid-Year Bonus - Civilian	9,987
Year End Bonus	9,987
Cash Gift	1,510
Step Increment	299
Productivity Enhancement Incentive	1,510

Total Other Compensation Common to All	33,820

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	567
Lump-Sum for filling of Positions - Civilian	9,546

Total Other Compensation for Specific Groups	10,113

Other Benefits
PAG-IBIG Contributions	362
PhilHealth Contributions	1,096
Employees Compensation Insurance Premiums	362
Loyalty Award - Civilian	330
Terminal Leave	713

Total Other Benefits	2,863

Non-Permanent Positions	3,424

Total Personnel Services	170,066

Maintenance and Other Operating Expenses
Travelling Expenses	2,255
Training and Scholarship Expenses	13,696
Supplies and Materials Expenses	3,682
Utility Expenses	5,951
Communication Expenses	207
Survey, Research, Exploration and Development Expenses	31
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	157
Professional Services	9,200
General Services	10,335
Repairs and Maintenance	2,767
Taxes, Insurance Premiums and Other Fees	2,797
Labor and Mages	356
Other Maintenance and Operating Expenses
Advertising Expenses	6

DECEMBER 29, 2017	OFFICIAL GAZETTE	577
STATE UNIVERSITIES AND COLLEGES

Printing and Publication Expenses	100
Representation Expenses	243
Transportation and Delivery Expenses	1
Rent/Lease Expenses	200
Membership Dues and Contributions to Organizations	42
Subscription Expenses	51
Other Maintenance and Operating Expenses	1,307

Total Maintenance and Other Operating Expenses	53,384

Total Current Operating Expenditures	223,450

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	45,216
Machinery and Equipment Outlay	10,000

Total Capital Outlays	55,216

TOTAL NEW APPROPRIATIONS	278,666

578	OFFICIAL GAZETTE	VOL. 113, NO. 1
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J. REGION VI - WESTERN VISAYAS

J.1. AKLAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	403,092,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	40,095,000	P	6,695,000	P		P	46,790,000
Support to Operations		5,096,000		1,769,000		14,094,000		20,959,000
Operations		208,383,000		36,960,000		90,000,000		335,343,000

HIGHER EDUCATION PROGRAM		205,400,000		30,375,000		78,000,000		313,775,000
ADVANCED EDUCATION PROGRAM		1,292,000		2,631,000				3,923,000
RESEARCH PROGRAM		944,000		2,115,000		12,000,000		15,059,000
TECHNICAL ADVISORY EXTENSION PROGRAM		747,000		1,839,000				2,586,000

TOTAL NEW APPROPRIATIONS	P	253,574,000	P	45,424,000	P	104,094,000	P	403,092,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	19,350,000	P	6,695,000	P		P	26,045,000
Administration of Personnel Benefits		20,745,000						20,745,000

Sub-total, General Administration and Support		40,095,000		6,695,000				46,790,000

Support to Operations
Auxiliary Services		5,096,000		1,769,000				6,865,000

Project(s)

DECEMBER 29, 2017	OFFICIAL GAZETTE	579
STATE UNIVERSITIES AND COLLEGES

Locally-Funded Project(s)			14,094,000	14,094,000

Library and Information Center Building, Makato			12,000,000	12,000,000
Upgrading and Expansion of the Academic Data Management Information System			2,094,000	2,094,000

Sub-total, Support to Operations	5,096,000	1,769,000	14,094,000	20,959,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased	205,400,000	30,375,000	78,000,000	313,775,000

HIGHER EDUCATION PROGRAM	205,400,000	30,375,000	78,000,000	313,775,000

Provision of Higher Education Services including P2,200,000 for Tulong-Dunong	205,400,000	30,375,000		235,775,000

Project(s)
Locally-Funded Project(s)			78,000,000	78,000,000

Construction of Veterinary Science Laboratory Building, Banga			14,000,000	14,000,000
Biodiversity Conservation and Development Center Building, Banga			14,000,000	14,000,000
Information Technology Laboratory Building (Phase 2), Kalibo			15,000,000	15,000,000
ASU-Ibajay Tourism Development Center Building			25,000,000	25,000,000
Construction/Repair/Rehabilitation of Academic Building			5,000,000	5,000,000
Purchase of Various Equipment Outlay			5,000,000	5,000,000
Higher education research improved to promote economic productivity and innovation	2,236,000	4,746,000	12,000,000	18,982,000

ADVANCED EDUCATION PROGRAM	1,292,000	2,631,000		3,923,000

Provision of Advanced Education Services	1,292,000	2,631,000		3,923,000
RESEARCH PROGRAM	944,000	2,115,000	12,000,000	15,059,000

Conduct of Research Services	944,000	2,115,000		3,059,000
Project(s)
Locally-Funded Project(s)			12,000,000	12,000,000

Integrated Coastal Area Research and Extension Facility, New Washington			7,000,000	7,000,000

580	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Aquaculture Technology
Development Facility: Fishpond Rehabilitation and Upgrading						5,000,000		5,000,000
Community engagement increased		747,000		1,839,000				2,586,000

TECHNICAL ADVISORY EXTENSION PROGRAM		747,000		1,839,000				2,586,000

Provision of Extension Services		747,000		1,839,000				2,586,000

Sub-total, Operations		208,383,000		36,960,000		90,000,000		335,343,000

TOTAL NEW APPROPRIATIONS	P	253,574,000	P	45,424,000	P	104,094,000	P	403,092,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								174,299

Total Permanent Positions								174,299

Other Compensation Common to All
Personnel Economic Relief Allowance								9,120
Representation Allowance								228
Transportation Allowance								228
Clothing and Uniform Allowance								1,900
Honoraria								3,115
Mid-Year Bonus - Civilian								14,524
Year End Bonus								14,524
Cash Gift								1,900
Step Increment								436
Productivity Enhancement Incentive								1,900

Total Other Compensation Common to All								47,875

Other Compensation for Specific Groups
Magna Carta for Public Health Workers								1,686
Night Shift Differential Pay								790
Lump-sum for filling of Positions - Civilian								20,310

Total Other Compensation for Specific Groups								22,786

Other Benefits
PAG-IBIG Contributions								455
PhilHealth Contributions								1,409
Employees Compensation Insurance Premiums								455
Loyalty Award - Civilian								785

DECEMBER 29, 2017	OFFICIAL GAZETTE	581
STATE UNIVERSITIES AND COLLEGES

Terminal Leave	435

Total Other Benefits	3,539

Non-Permanent Positions	5,075

Total Personnel Services	253,574

Maintenance and Other Operating Expenses
Travelling Expenses	3,740
Training and Scholarship Expenses	3,064
Supplies and Materials Expenses	15,532
Utility Expenses	7,768
Communication Expenses	1,649
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	496
General Services	3,925
Repairs and Maintenance	3,006
Taxes, Insurance Premiums and Other Fees	684
Labor and Wages	4,216
Other Maintenance and Operating Expenses
Advertising Expenses	132
Printing and Publication Expenses	96
Representation Expenses	182
Transportation and Delivery Expenses	236
Membership Dues and Contributions to Organizations	94
Subscription Expenses	486

Total Maintenance and Other Expenses	45,424

Total Current Operating Expenditures	298,998

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	4,328
Buildings and Other Structures	92,672
Machinery and Equipment Outlay	7,094

Total Capital Outlays	104,094

TOTAL NEW APPROPRIATIONS	403,092

J.2. CAPIZ STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	533,615,000

582	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	77,505,000	P	9,737,000	P		P	87,242,000
Support to Operations		12,253,000		601,000		7,600,000		20,454,000
Operations		372,433,000		25,138,000		28,348,000		425,919,000

HIGHER EDUCATION PROGRAM		367,935,000		18,595,000		28,348,000		414,878,000
ADVANCED EDUCATION PROGRAM		580,000		2,101,000				2,681,000
RESEARCH PROGRAM		1,446,000		2,331,000				3,777,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,472,000		2,111,000				4,583,000

TOTAL NEW APPROPRIATIONS	P	462,191,000	P	35,476,000	P	35,948,000	P	533,615,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	41,631,000	P	9,737,000	P		P	51,368,000
Administration of Personnel Benefits		35,874,000						35,874,000

Sub-total, General Administration and Support		77,505,000		9,737,000				87,242,000

Support to Operations
Auxiliary Services		12,253,000		601,000				12,854,000

Project(s)
Locally-Funded Project(s)						7,600,000		7,600,000

Construction of Canteen, Tapaz Satellite College						1,600,000		1,600,000
Construction of Library, Pontevedra Campus						6,000,000		6,000,000

Sub-total, Support to Operations		12,253,000		601,000		7,600,000		20,454,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	583
STATE UNIVERSITIES AND COLLEGES

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		367,935,000		18,595,000		28,348,000		414,878,000

HIGHER EDUCATION PROGRAM		367,935,000		18,595,000		28,348,000		414,878,000

Provision of Higher Education Services including P400,000 for Tulong-Dunong		367,935,000		18,595,000				386,530,000

Project(s)
Locally-Funded Project(s)						28,348,000		28,348,000

Construction of CBA Building, Roxas City						10,000,000		10,000,000
Construction of Laboratory Building, Burias, Mambusao Campus						7,000,000		7,000,000
Renovation of College Building, Dayao Satellite College						400,000		400,000
Repair of Computer Education Building, Dumarao Satellite College						948,000		948,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation		2,026,000		4,432,000				6,458,000

ADVANCED EDUCATION PROGRAM		580,000		2,101,000				2,681,000

Provision of Advanced Education Services		580,000		2,101,000				2,681,000
RESEARCH PROGRAM		1,446,000		2,331,000				3,777,000

Conduct of Research Services		1,446,000		2,331,000				3,777,000
Community engagement increased		2,472,000		2,111,000				4,583,000

TECHNICAL ADVISORY EXTENSION PROGRAM		2,472,000		2,111,000				4,583,000

Provision of Extension Services		2,472,000		2,111,000				4,583,000

Sub-total, Operations		372,433,000		25,138,000		28,348,000		425,919,000

TOTAL NEW APPROPRIATIONS	P	462,191,000	P	35,476,000	P	35,948,000	P	533,615,000

584	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	334,686

Total Permanent Positions	334,686

Other Compensation Common to All
Personnel Economic Relief Allowance	15,816
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	3,295
Honoraria	843
Mid-Year Bonus - Civilian	27,890
Year End Bonus	27,890
Cash Gift	3,295
Step Increment	836
Productivity Enhancement Incentive	3,295

Total Other Compensation Common to All	83,640

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	873
Lump-sum for filling of Positions - Civilian	14,393

Total Other Compensation for Specific Groups	15,266

Other Benefits
PAG-IBIG Contributions	791
PhilHealth Contributions	2,489
Employees Compensation Insurance Premiums	791
Retirement Gratuity	14,665
Terminal Leave	6,816

Total Other Benefits	25,552

Non-Permanent Positions	3,047

Total Personnel Services	462,191

Maintenance and Other Operating Expenses
Travelling Expenses	3,100
Training and Scholarship Expenses	3,839
Supplies and Materials Expenses	7,502
Utility Expenses	7,311
Communication Expenses	1,004
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
General Services	8,287
Repairs and Maintenance	3,016
Taxes, Insurance Premiums and Other Fees	316
Other Maintenance and Operating Expenses

DECEMBER 29, 2017	OFFICIAL GAZETTE	585
STATE UNIVERSITIES AND COLLEGES

Advertising Expenses	256
Printing and Publication Expenses	188
Transportation and Delivery Expenses	215
Subscription Expenses	310

Total Maintenance and Other Operating Expenses	35,476

Total Current Operating Expenditures	497,667

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	30,948
Machinery and Equipment Outlay	5,000

Total Capital Outlays	35,948

TOTAL NEW APPROPRIATIONS	533,615

J.3. CARLOS C. HILADO MEMORIAL STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	274,380,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	44,261,000	P	12,095,000		P	P	56,356,000
Operations		135,403,000		35,409,000		47,212,000		218,024,000

HIGHER EDUCATION PROGRAM		135,403,000		32,386,000		47,212,000		215,001,000
RESEARCH PROGRAM				1,993,000				1,993,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,030,000				1,030,000

TOTAL NEW APPROPRIATIONS	P	179,664,000	P	47,504,000	P	47,212,000	P	274,380,000

586	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision		26,869,000		12,095,000				38,964,000
Administration of Personnel Benefits		17,392,000						17,392,000

Sub-total, General Administration and Support		44,261,000		12,095,000				56,356,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		135,403,000		32,386,000		47,212,000		215,001,000

HIGHER EDUCATION PROGRAM		135,403,000		32,386,000		47,212,000		215,001,000

Provision of Higher Education Services including P4,410,000 for Tulong-Dunong		135,403,000		32,386,000				167,789,000

Project(s)
Locally-Funded Project(s)						47,212,000		47,212,000

Construction of Academic Building at Fortune Towne Campus (Phase II)						37,212,000		37,212,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation				1,993,000				1,993,000

RESEARCH PROGRAM				1,993,000				1,993,000

Conduct of Research Services				1,993,000				1,993,000
Community engagement increased				1,030,000				1,030,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,030,000				1,030,000

Provision of Extension Services				1,030,000				1,030,000

Sub-total, Operations		135,403,000		35,409,000		47,212,000		218,024,000

TOTAL NEW APPROPRIATIONS	P	179,664,000	P	47,504,000	P	47,212,000	P	274,380,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	587
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	124,075

Total Permanent Positions	124,075

Other Compensation Common to All
Personnel Economic Relief Allowance	8,184
Representation Allowance	228
Transportation Allowance	228
Clothing and Uniform Allowance	1,705
Honoraria	259
Mid-Year Bonus - Civilian	10,339
Year End Bonus	10,339
Cash Gift	1,705
Step Increment	311
Productivity Enhancement Incentive	1,705

Total Other Compensation Common to All	35,003

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	406
Lump-sum for filling of Positions - Civilian	17,297

Total Other Compensation for Specific Groups	17,703

Other Benefits
PAG-IBIG Contributions	409
PhilHealth Contributions	1,264
Employees Compensation Insurance Premiums	409
Loyalty Award - Civilian	90
Terminal Leave	95

Total Other Benefits	2,267

Non-Permanent Positions	616

Total Personnel Services	179,664

Maintenance and Other Operating Expenses
Travelling Expenses	2,350
Training and Scholarship Expenses	6,730
Supplies and Materials Expenses	7,638
Utility Expenses	9,695
Communication Expenses	1,005
Awards/Rewards and Prizes	100
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	280
General Services	2,373
Repairs and Maintenance	15,092
Taxes, Insurance Premiums and Other Fees	1,126
Other Maintenance and Operating Expenses

588	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Printing and Publication Expenses	50
Representation Expenses	147
Transportation and Delivery Expenses	30
Membership Dues and Contributions to Organizations	70
Subscription Expenses	300
Other Maintenance and Operating Expenses	400

Total Maintenance and Other Operating Expenses	47,504

Total Current Operating Expenses	227,168

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	42,212
Machinery and Equipment Outlay	5,000

Total Capital Outlays	47,212

TOTAL NEW APPROPRIATIONS	274,380

J.4. CENTRAL PHILIPPINES STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	193,733,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	29,447,000	P	5,572,000	P		P	35,019,000
Support to Operations		2,966,000		1,546,000		44,500,000		49,012,000
Operations		54,758,000		22,832,000		32,112,000		109,702,000

HIGHER EDUCATION PROGRAM		54,758,000		20,444,000		32,112,000		107,314,000
RESEARCH PROGRAM				1,478,000				1,478,000
TECHNICAL ADVISORY EXTENSION PROGRAM				910,000				910,000

TOTAL NEW APPROPRIATIONS	P	87,171,000	P	29,950,000	P	76,612,000	P	193,733,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	589
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	11,372,000	P	5,572,000	P		P	16,944,000
Administration of Personnel Benefits		18,075,000						18,075,000

Sub-total, General Administration and Support		29,447,000		5,572,000				35,019,000

Support to Operations
Auxiliary Services		2,966,000		1,546,000				4,512,000

Project(s)
Locally-Funded Project(s)						44,500,000		44,500,000

Renovation of Library Building, Main Campus						8,000,000		8,000,000
Construction of Library Buildings in the Extension Campuses						36,500,000		36,500,000

Sub-total, Support to Operations		2,966,000		1,546,000		44,500,000		49,012,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		54,758,000		20,444,000		32,112,000		107,314,000

HIGHER EDUCATION PROGRAM		54,758,000		20,444,000		32,112,000		107,314,000

Provision of Higher Education Services including P6,530,000 for Tulong-Dunong		54,758,000		20,444,000		22,112,000		97,314,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation				1,478,000				1,478,000

RESEARCH PROGRAM				1,478,000				1,478,000

Conduct of Research Services				1,478,000				1,478,000

590	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Community engagement increased				910,000				910,000

TECHNICAL ADVISORY EXTENSION PROGRAM				910,000				910,000

Provision of Extension Services				910,000				910,000

Sub-total, Operations		54,758,000		22,832,000		32,112,000		109,702,000

TOTAL NEW APPROPRIATIONS	P	87,171,000	P	29,950,000	P	76,612,000	P	193,733,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	52,296

Total Permanent Positions	52,296

Other Compensation Common to All
Personnel Economic Relief Allowance	3,648
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	760
Honoraria	307
Mid-Year Bonus - Civilian	4,359
Year End Bonus	4,359
Cash Gift	760
Step Increment	131
Productivity Enhancement Incentive	760

Total Other Compensation Common to All	15,408

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	179
Lump-sum for filling of Positions - Civilian	14,758
Other Personnel Benefits	3,198

Total Other Compensation for Specific Groups	18,135

Other Benefits
PAG-IBIG Contributions	183
PhilHealth Contributions	545
Employees Compensation Insurance Premiums	183
Loyalty Award - Civilian	75
Terminal Leave	119

Total Other Benefits	1,105

DECEMBER 29, 2017	OFFICIAL GAZETTE	591
STATE UNIVERSITIES AND COLLEGES

Non-Permanent Positions	227

Total Personnel Services	87,171

Maintenance and Other Operating Expenses
Travelling Expenses	744
Training and Scholarship Expenses	9,872
Supplies and Materials Expenses	4,716
Utility Expenses	3,333
Communication Expenses	1,230
Awards/Rewards and Prizes	98
Survey, Research, Exploration and Development Expenses	300
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	20
Repairs and Maintenance	6,214
Taxes, Insurance Premiums and Other Fees	120
Labor and Wages	1,808
Other Maintenance and Operating Expenses
Advertising Expenses	140
Representation Expenses	445
Transportation and Delivery Expenses	120
Membership Dues and Contributions to Organizations	511
Subscription Expenses	55
Other Maintenance and Operating Expenses	106

Total Maintenance and Other Operating Expenses	29,950

Total Current Operating Expenditures	117,121

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	49,500
Machinery and Equipment Outlay	27,112

Total Capital Outlays	76,612

TOTAL NEW APPROPRIATIONS	193,733

J.5. GUIMARAS STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P90,132,000

592	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	14,062,000	P	7,305,000	P		P	21,367,000
Support to Operations		2,184,000		328,000		6,000,000		8,512,000
Operations		36,524,000		11,292,000		12,437,000		60,253,000

HIGHER EDUCATION PROGRAM		36,524,000		8,764,000		12,000,000		57,288,000
RESEARCH PROGRAM				1,208,000		437,000		1,645,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,320,000				1,320,000

TOTAL NEW APPROPRIATIONS	P	52,770,000	P	18,925,000	P	18,437,000	P	90,132,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	9,272,000	P	7,305,000	P		P	16,577,000
Administration of Personnel Benefits		4,790,000						4,790,000

Sub-total, General Administration and Support		14,062,000		7,305,000				21,367,000

Support to Operations
Auxiliary Services		2,184,000		328,000				2,512,000

Project(s)
Locally-Funded Project(s)						6,000,000		6,000,000

GSC ICT Infrastructure Fleeting and Re-Fleeting Project						6,000,000		6,000,000

Sub-total, Support to Operations		2,184,000		328,000		6,000,000		8,512,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		36,524,000		8,764,000		12,000,000		57,288,000

HIGHER EDUCATION PROGRAM		36,524,000		8,764,000		12,000,000		57,288,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	593
STATE UNIVERSITIES AND COLLEGES

Provision of Higher Education Services		36,524,000		8,764,000				45,288,000

Project(s)
Locally-Funded Project(s)						12,000,000		12,000,000

Completion of Classrooms, Mosqueda Campus						2,000,000		2,000,000
Completion of Multi-Purpose Hall (Pavillion in Baterina Campus)						3,000,000		3,000,000
Construction of Laboratory for College of Criminal Justice Education Firing Range						2,000,000		2,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation				1,208,000		437,000		1,645,000

RESEARCH PROGRAM				1,208,000		437,000		1,645,000

Conduct of Research Services				1,208,000		437,000		1,645,000
Community engagement increased				1,320,000				1,320,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,320,000				1,320,000

Provision of Extension Services				1,320,000				1,320,000

Sub-total, Operations		36,524,000		11,292,000		12,437,000		60,253,000

TOTAL NEW APPROPRIATIONS	P	52,770,000	P	18,925,000	P	18,437,000	P	90,132,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	36,761

Total Permanent Positions	36,761

Other Compensation Common to All
Personnel Economic Relief Allowance	2,016
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	420
Honoraria	500
Mid-Year Bonus - Civilian	3,063
Year End Bonus	3,063
Cash Gift	420

594	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Step Increment	92
Productivity Enhancement Incentive	420

Total Other Compensation Common to All Other Compensation for Specific Groups	10,318

Magna Carta for Public Health Workers	115
Lump-sum for filling of Positions - Civilian	2,649

Total Other Compensation for Specific Groups	2,764

Other Benefits
PAG-IBIG Contributions	101
PhilHealth Contributions	328
Employees Compensation Insurance Premiums	101
Loyalty Award - Civilian	50
Terminal Leave	2,141

Total Other Benefits	2,721

Non-Permanent Positions	206

Total Personnel Services	52,770

Maintenance and Other Operating Expenses
Travelling Expenses	1,670
Training and Scholarship Expenses	3,108
Supplies and Materials Expenses	2,776
Utility Expenses	6,832
Communication Expenses	154
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	288
General Services	1,812
Repairs and Maintenance	827
Taxes, Insurance Premiums and Other Fees	270
Other Maintenance and Operating Expenses
Advertising Expenses	20
Representation Expenses	515
Membership Dues and Contributions to Organizations	535

Total Maintenance and Other Operating Expenses	18,925

Total Current Operating Expenditures	71,695

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	3,000
Buildings and Other Structures	7,000
Machinery and Equipment Outlay	7,137
Intangible Assets Outlay	1,300

Total Capital Outlays	18,437

TOTAL NEW APPROPRIATIONS	90,132

DECEMBER 29, 2017	OFFICIAL GAZETTE	595
STATE UNIVERSITIES AND COLLEGES

J.6. ILOILO SCIENCE AND TECHNOLOGY UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	541,106,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	41,585,000	P	11,136,000	P		P	52,721,000
Support to Operations		4,414,000		2,246,000		61,000,000		67,660,000
Operations		282,781,000		67,389,000		70,555,000		420,725,000

HIGHER EDUCATION PROGRAM		280,884,000		63,054,000		65,555,000		409,493,000
ADVANCED EDUCATION PROGRAM		987,000		996,000				1,983,000
RESEARCH PROGRAM		910,000		2,369,000		5,000,000		8,279,000
TECHNICAL ADVISORY EXTENSION PROGRAM				970,000				970,000

TOTAL NEW APPROPRIATIONS	P	328,780,000	P	80,771,000	P	131,555,000	P	541,106,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	28,878,000	P	11,136,000	P		P	40,014,000
Administration of Personnel Benefits		12,707,000						12,707,000

Sub-total, General Administration and Support		41,585,000		11,136,000				52,721,000

Support to Operations
Auxiliary Services		4,414,000		2,246,000				6,660,000

596	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Project(s)
Locally-Funded Project(s)			61,000,000	61,000,000

Disaster Response and Rescue Readiness Project			1,000,000	1,000,000
Completion of University Library, Main Campus			40,000,000	40,000,000
Construction of Student Services Building, Phase 1, Main Campus			20,000,000	20,000,000

Sub-total, Support to Operations	4,414,000	2,246,000	61,000,000	67,660,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased	280,884,000	63,054,000	65,555,000	409,493,000

HIGHER EDUCATION PROGRAM	280,884,000	63,054,000	65,555,000	409,493,000

Provision of Higher Education Services including P600,000 for Tulong-Dunong	280,884,000	63,054,000	21,555,000	365,493,000

Project(s)
Locally-Funded Project(s)			44,000,000	44,000,000

Construction of Industrial Technology Building 2, Phase 2, Barotac Nuevo Campus			12,000,000	12,000,000
Construction of PE Fitness Gya, Miagao Campus			10,000,000	10,000,000
Rehabilitation and Extension of Library, Phase 3, Leon Campus			6,000,000	6,000,000
Power Supply System of Dumangas Campus			6,000,000	6,000,000
Construction/Repair/Rehabilitation of Academic Building			5,000,000	5,000,000
Purchase of Various Equipment Outlay			5,000,000	5,000,000
Higher education research improved to promote economic productivity and innovation	1,897,000	3,365,000	5,000,000	10,262,000

ADVANCED EDUCATION PROGRAM	987,000	996,000		1,983,000

Provision of Advanced Education Services	987,000	996,000		1,983,000
RESEARCH PROGRAM	910,000	2,369,000	5,000,000	8,279,000

Conduct of Research Services	910,000	2,369,000	5,000,000	8,279,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	597
STATE UNIVERSITIES AND COLLEGES

Community engagement increased				970,000				970,000

TECHNICAL ADVISORY EXTENSION PROGRAM				970,000				970,000

Provision of Extension Services				970,000				970,000

Sub-total, Operations		282,781,000		67,389,000		70,555,000		420,725,000

TOTAL NEW APPROPRIATIONS	P	328,780,000	P	80,771,000	P	131,555,000	P	541,106,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	240,020

Total Permanent Positions	240,020

Other Compensation Common to All
Personnel Economic Relief Allowance	13,848
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,885
Honoraria	1,555
Mid-Year Bonus - Civilian	20,001
Year End Bonus	20,001
Cash Gift	2,885
Step Increment	601
Productivity Enhancement Incentive	2,885

Total Other Compensation Common to All	65,141

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,346
Night Shift Differential Pay	2,870
Lump-sum for filling of Positions - Civilian	8,885

Total Other Compensation for Specific Groups	13,101

Other Benefits
PAG-IBIG Contributions	692
PhilHealth Contributions	2,205
Employees Compensation Insurance Premiums	692
Retirement Gratuity	2,499
Terminal Leave	1,323

598	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Total Other Benefits	7,411

Non-Permanent Positions	3,107

Total Personnel Services	328,780

Maintenance and Other Operating Expenses
Travelling Expenses	6,330
Training and Scholarship Expenses	1,130
Supplies and Materials Expenses	26,843
Utility Expenses	14,563
Communication Expenses	1,880
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	122
Professional Services	2,800
General Services	3,966
Repairs and Maintenance	16,992
Taxes, Insurance Premiums and Other Fees	4,969
Other Maintenance and Operating Expenses
Representation Expenses	752
Transportation and Delivery Expenses	424

Total Maintenance and Other Operating Expenses	80,771

Total Current Operating Expenditures	409,551

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	6,000
Buildings and Other Structures	93,000
Machinery and Equipment Outlay	32,555

Total Capital Outlays	131,555

TOTAL NEW APPROPRIATIONS	541,106

J.7. ILOILO STATE UNIVERSITY OF SCIENCE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	306,640,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	P	30,138,000	P	5,406,000	P	P	35,544,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	599
STATE UNIVERSITIES AND COLLEGES

Support to Operations		4,771,000		912,000		5,000,000		10,683,000
Operations		142,791,000		18,528,000		99,094,000		260,413,000

HIGHER EDUCATION PROGRAM		141,141,000		16,006,000		84,094,000		241,241,000
RESEARCH PROGRAM		1,650,000		1,424,000		5,000,000		8,074,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,098,000		10,000,000		11,098,000

TOTAL NEW APPROPRIATIONS	P	177,700,000	P	24,846,000	P	104,094,000	P	306,640,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	13,604,000	P	5,406,000	P		P	19,010,000
Administration of Personnel Benefits		16,534,000						16,534,000

Sub-total, General Administration and Support		30,138,000		5,406,000				35,544,000

Support to Operations
Auxiliary Services		4,771,000		912,000		5,000,000		10,683,000

Sub-total, Support to Operations		4,771,000		912,000		5,000,000		10,683,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		141,141,000		16,006,000		84,094,000		241,241,000

HIGHER EDUCATION PROGRAM		141,141,000		16,006,000		84,094,000		241,241,000

Provision of Higher Education Services		141,141,000		16,006,000				157,147,000

Project(s)
Locally-Funded Project(s)						84,094,000		84,094,000

Construction of Academic Buildings at the Barotac Nuevo and Dingle Campuses						24,000,000		24,000,000
Completion of Multi-Purpose Building at the San Enrique Campus						6,000,000		6,000,000

600	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Installation of Transformer Bank (Three Phase) and Rehabilitation of Electrical Lines at the Dingle, San Enrique and Tiwi Campuses			6,000,000	6,000,000
Rehabilitation of COT Building and Construction of the 2nd Floor for Computer Laboratory and Lecture Rooms - Dumangas Campus			3,094,000	3,094,000
Rehabilitation of CHM Building Extension - Dumangas Campus			2,500,000	2,500,000
Construction of Crop Science and Animal Science Laboratory Building - San Enrique Campus			3,000,000	3,000,000
Construction of Agriculture Building - San Enrique Campus			3,000,000	3,000,000
Construction and Rehabilitation of Dormitories at the Dingle and San Enrique Campus			8,000,000	8,000,000
Construction of Library Building, San Enrique Campus			12,000,000	12,000,000
Construction of Agricultural Structures with Complete facilities at the Dingle and San Enrique Campuses			6,500,000	6,500,000
Construction/Repair/Rehabilitation of Academic Building			5,000,000	5,000,000
Purchase of Various Equipment Outlay			5,000,000	5,000,000
Higher education research improved to promote economic productivity and innovation	1,650,000	1,424,000	5,000,000	8,074,000

RESEARCH PROGRAM	1,650,000	1,424,000	5,000,000	8,074,000

Conduct of Research Services	1,650,000	1,424,000		3,074,000
Project(s)
Locally-Funded Project(s)			5,000,000	5,000,000

Construction of Research Laboratory Building and Installation of Have Breaker at the MSRC Station			5,000,000	5,000,000
Community engagement increased		1,098,000	10,000,000	11,098,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,098,000	10,000,000	11,098,000

Provision of Extension Services		1,098,000		1,098,000
Project(s)
Locally-Funded Praject(s)			10,000,000	10,000,000

Construction of Commercial Fish Processing Plant and Training Center with Facilities and Equipment			10,000,000	10,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	601
STATE UNIVERSITIES AND COLLEGES

Sub-total, Operations	142,791,000	18,528,000	99,094,000	260,413,000

TOTAL NEW APPROPRIATIONS	P177,700,000	P24,846,000	P104,094,000	P306,640,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	122,654

Total Permanent Positions	122,654

Other Compensation Common to All
Personnel Economic Relief Allowance	7,320
Representation Allowance	60
Transportation Allowance	60
Clothing and Uniform Allowance	1,525
Honoraria	451
Mid-Year Bonus - Civilian	10,221
Year End Bonus	10,221
Cash Gift	1,525
Step Increment	307
Productivity Enhancement Incentive	1,525

Total Other Compensation Common to All	33,215

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	346
Lump-sum for filling of Positions - Civilian	16,283

Total Other Compensation for Specific Groups	16,629

Other Benefits
PAG-IBIG Contributions	366
PhilHealth Contributions	1,090
Employees Compensation Insurance Premiums	366
Loyalty Award - Civilian	310
Terminal Leave	251

Total Other Benefits	2,383

Non-Permanent Positions	2,819

Total Personnel Services	177,700

Maintenance and Other Operating Expenses

602	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Travelling Expenses	1,263
Training and Scholarship Expenses	1,128
Supplies and Materials Expenses	6,032
Utility Expenses	2,787
Communication Expenses	552
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	389
General Services	3,739
Repairs and Maintenance	4,822
Taxes, Insurance Premiums and Other Fees	1,491
Other Maintenance and Operating Expenses
Advertising Expenses	30
Printing and Publication Expenses	110
Representation Expenses	1,298
Transportation and Delivery Expenses	30
Rent/Lease Expenses	79
Membership Dues and Contributions to Organizations	489
Subscription Expenses	489

Total Maintenance and Other Operating Expenses	24,846

Total Current Operating Expenditures	202,546

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	8,770
Buildings and Other Structures	81,994
Machinery and Equipment Outlay	8,110
Furniture, Fixtures and Books Outlay	5,220

Total Capital Outlays	104,094

TOTAL NEW APPROPRIATIONS	306,640

J.8. NORTHERN ILOILO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	385,052,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	29,818,000	P	7,442,000	P		P	37,260,000
Support to Operations		4,881,000		568,000		25,000,000		30,449,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	603
STATE UNIVERSITIES AND COLLEGES

Operations		218,287,000		19,962,000		79,094,000		317,343,000

HIGHER EDUCATION PROGRAM		216,532,000		18,294,000		66,094,000		300,920,000
ADVANCED EDUCATION PROGRAM		300,000		383,000				683,000
RESEARCH PROGRAM		1,166,000		635,000		13,000,000		14,801,000
TECHNICAL ADVISORY EXTENSION PROGRAM		289,000		650,000				939,000

TOTAL NEW APPROPRIATIONS	P	252,986,000	P	27,972,000	P	104,094,000	P	385,052,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision		18,304,000		7,442,000				25,746,000
Administration of Personnel Benefits		11,514,000						11,514,000

Sub-total, General Administration and Support		29,818,000		7,442,000				37,260,000

Support to Operations
Auxiliary Services		4,881,000		568,000				5,449,000

Project(s)
Locally-Funded Project(s)						25,000,000		25,000,000

Construction of Seawall Along the Shoreline, Main Campus						15,000,000		15,000,000
Extension of the Administration Building, Main Campus						10,000,000		10,000,000

Sub-total, Support to Operations		4,881,000		568,000		25,000,000		30,449,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		216,532,000		18,294,000		66,094,000		300,920,000

HIGHER EDUCATION PROGRAM		216,532,000		18,294,000		66,094,000		300,920,000

Provision of Higher Education Services including P200,000 for Tulong-Dunong		216,532,000		18,294,000				234,826,000

604	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Project(s)
Locally-Funded Project(s)			66,094,000	66,094,000

Completion of Administration Building with Complete Fixtures - Barotac Viejo Campus			7,000,000	7,000,000
Construction of Riprap - Concepcion Campus			3,000,000	3,000,000
Construction of Covered Court - Ajuy Campus			5,000,000	5,000,000
Construction of Academic Building - Main Campus			4,800,000	4,800,000
Rehabilitation of 20 Classrooms (Criminology, BIT & L-Building), Sara Campus			10,000,000	10,000,000
Rehabilitation of Agriculture Building, Batad Campus			5,000,000	5,000,000
Repair of Dilapidated Roofing and CRs at the Atrium Building - Barotac Viejo Campus			4,000,000	4,000,000
Rewiring of Electrical System - Sara Campus			1,800,000	1,800,000
Construction of Auxiliary Services Building and Procurement of Equipment - Lemery Campus			5,494,000	5,494,000
Construction of Administration Building - Batad Campus			10,000,000	10,000,000
Construction/Repair/Rehabilitation of Academic Building			5,000,000	5,000,000
Purchase of Various Equipment Outlay			5,000,000	5,000,000
Higher education research improved to promote economic productivity and innovation	1,466,000	1,018,000	13,000,000	15,484,000

ADVANCED EDUCATION PROGRAM	300,000	383,000		683,000

Provision of Advanced Education Services	300,000	383,000		683,000
RESEARCH PROGRAM	1,166,000	635,000	13,000,000	14,801,000

Conduct of Research Services	1,166,000	635,000		1,801,000
Project(s)
Locally-Funded Project(s)			13,000,000	13,000,000

Construction of Research and

DECEMBER 29, 2017	OFFICIAL GAZETTE	605
STATE UNIVERSITIES AND COLLEGES

Extension Building, Main Campus						13,000,000		13,000,000
Community engagement increased		289,000		650,000				939,000

TECHNICAL ADVISORY EXTENSION PROGRAM		289,000		650,000				939,000

Provision of Extension Services		289,000		650,000				939,000

Sub-total, Operations		218,287,000		19,962,000		79,094,000		317,343,000

TOTAL NEW APPROPRIATIONS	P	252,986,000	P	27,972,000	P	104,094,000	P	385,052,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	185,712

Total Permanent Positions	185,712

Other Compensation Common to All
Personnel Economic Relief Allowance	12,096
Representation Allowance	258
Transportation Allowance	258
Clothing and Uniform Allowance	2,520
Honoraria	502
Mid-Year Bonus - Civilian	15,476
Year End Bonus	15,476
Cash Gift	2,520
Step Increment	464
Productivity Enhancement Incentive	2,520

Total Other Compensation Common to All	52,090

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	223
Lump-sum for filling of Positions - Civilian	8,362

Total Other Compensation for Specific Groups	8,585

Other Benefits
PAG-IBIG Contributions	605
PhilHealth Contributions	1,850
Employees Compensation Insurance Premiums	605
Terminal Leave	3,152

Total Other Benefits	6,212

606	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Non-Permanent Positions	387

TOTAL PERSONNEL SERVICES	252,986

Maintenance and Other Operating Expenses
Travelling Expenses	3,385
Training and Scholarship Expenses	1,414
Supplies and Materials Expenses	7,103
Utility Expenses	4,578
Communication Expenses	1,022
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	73
General Services	2,560
Repairs and Maintenance	3,916
Taxes, Insurance Premiums and Other Fees	529
Labor and Wages	151
Other Maintenance and Operating Expenses
Advertising Expenses	135
Printing and Publication Expenses	260
Representation Expenses	1,100
Membership Dues and Contributions to Organizations	1,628

Total Maintenance and Other Operating Expenses	27,972

Total Current Operating Expenditures	280,958

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	19,800
Buildings and Other Structures	77,199
Machinery and Equipment Outlay	6,454
Furniture, Fixtures and Books Outlay	641

Total Capital Outlays	104,094

TOTAL NEW APPROPRIATIONS	385,052

J.9. NORTHERN NEGROS STATE COLLEGE OF SCIENCE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	180,980,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	607
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	21,260,000	P	6,332,000	P		P	27,592,000
Support to Operations		1,339,000		61,000				1,400,000
Operations		32,877,000		15,017,000		104,094,000		151,988,000

HIGHER EDUCATION PROGRAM		32,877,000		14,152,000		104,094,000		151,123,000
RESEARCH PROGRAM				675,000				675,000
TECHNICAL ADVISORY EXTENSION PROGRAM				190,000				190,000

TOTAL NEW APPROPRIATIONS	P	55,476,000	P	21,410,000	P	104,094,000	P	180,980,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	9,624,000	P	6,332,000	P		P	15,956,000
Administration of Personnel Benefits		11,636,000						11,636,000

Sub-total, General Administration and Support		21,260,000		6,332,000				27,592,000

Support to Operations
Auxiliary Services		1,339,000		61,000				1,400,000

Sub-total, Support to Operations		1,339,000		61,000				1,400,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		32,877,000		14,152,000		104,094,000		151,123,000

HIGHER EDUCATION PROGRAM		32,877,000		14,152,000		104,094,000		151,123,000

Provision of Higher Education Services including P1,980,000 for Tulong-Dunong		32,877,000		14,152,000				47,029,000

Project(s)
Locally-Funded Project(s)						104,094,000		104,094,000

Construction of Academic Building, Sagay City						82,094,000		82,094,000

608	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Construction of Academic Building, Escalante Campus						12,000,000		12,000,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation				675,000				675,000

RESEARCH PROGRAM				675,000				675,000

Conduct of Research Services				675,000				675,000
Community engagement increased				190,000				190,000

TECHNICAL ADVISORY EXTENSION PROGRAM				190,000				190,000

Provision of Extension Services				190,000				190,000

Sub-total, Operations		32,877,000		15,017,000		104,094,000		151,988,000

TOTAL NEW APPROPRIATIONS	P	55,476,000	P	21,410,000	P	104,094,000	P	180,980,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	33,242

Total Permanent Positions	33,242

Other Compensation Common to All
Personnel Economic Relief Allowance	1,608
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	335
Honoraria	838
Mid-Year Bonus - Civilian	2,770
Year End Bonus	2,770
Cash Gift	335
Step Increment	83
Productivity Enhancement Incentive	335

Total Other Compensation Common to All	9,410

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	150
Night Shift Differential Pay	200
Lump-sum for filling of Positions - Civilian	11,636

DECEMBER 29, 2017	OFFICIAL GAZETTE	609
STATE UNIVERSITIES AND COLLEGES

Total Other Compensation for Specific Groups	11,986

Other Benefits
PAG-IBIG Contributions	81
PhilHealth Contributions	265
Employees Compensation Insurance Premiums	81

Total Other Benefits	427

Non-Permanent Positions	411

Total Personnel Services	55,476

Maintenance and Other Operating Expenses
Travelling Expenses	1,890
Training and Scholarship Expenses	3,307
Supplies and Materials Expenses	1,308
Utility Expenses	1,381
Communication Expenses	278
Survey, Research, Exploration and Development Expenses	206
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	11
General Services	638
Repairs and Maintenance	9,185
Taxes, Insurance Premiums and Other Fees	2,655
Other Maintenance and Operating Expenses
Advertising Expenses	51
Printing and Publication Expenses	315
Transportation and Delivery Expenses	1
Rent/Lease Expenses	23
Membership Dues and Contributions to Organizations	43

Total Maintenance and Other Operating Expenses	21,410

Total Current Operating Expenses	76,886

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	99,094
Machinery and Equipment Outlay	5,000

Total Capital Outlays	104,094

TOTAL NEW APPROPRIATIONS	180,980

J.10. UNIVERSITY OF ANTIQUE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	362,177,000

610	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	37,429,000	P	6,177,000	P		P	43,606,000
Support to Operations		2,910,000		612,000		13,058,000		16,580,000
Operations		124,662,000		48,832,000		128,497,000		301,991,000

HIGHER EDUCATION PROGRAM		123,370,000		44,259,000		108,497,000		276,126,000
ADVANCED EDUCATION PROGRAM		611,000		348,000				959,000
RESEARCH PROGRAM		681,000		3,670,000		20,000,000		24,351,000
TECHNICAL ADVISORY EXTENSION PROGRAM				555,000				555,000

TOTAL NEW APPROPRIATIONS	P	165,001,000	P	55,621,000	P	141,555,000	P	362,177,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision		19,205,000		6,177,000				25,382,000
Administration of Personnel Benefits		18,224,000						18,224,000

Sub-total, General Administration and Support		37,429,000		6,177,000				43,606,000

Support to Operations
Auxiliary Services		2,910,000		612,000				3,522,000

Project(s)
Locally-Funded Project(s)						13,058,000		13,058,000

Network and Cabling Infrastructure						10,000,000		10,000,000
Power System - Procurement and Installation of Transformers and Generator Set						1,460,000		1,460,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	611
STATE UNIVERSITIES AND COLLEGES

Power System - Lamp Posts with Solar-Powered Lights for Track Oval			1,003,000	1,003,000
Water System for Caluya Campus			560,000	560,000
Water System for TLMC Campus			35,000	35,000

Sub-total, Support to Operations	2,910,000	612,000	13,058,000	16,580,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased	123,370,000	44,259,000	108,497,000	276,126,000

HIGHER EDUCATION PROGRAM	123,370,000	44,259,000	108,497,000	276,126,000

Provision of Higher Education Services including P16,000,000 for Tulong-Dunong	123,370,000	34,259,000	20,055,000	177,684,000

Project(s)
Locally-Funded Project(s)		10,000,000	88,442,000	98,442,000

Construction of Integrated Information and Communication Technology Learning Resource Development Center, Phase 2, Main Campus			30,000,000	30,000,000
Completion of Agricultural Science and Technology Development Center (Phase 2), Hamtic Campus			8000,000	8,000,000
Completion of Academic/General Education Building (Phase 2), Hamtic Campus			8,000,000	8,000,000
Procurement of Transformers - Hamtic Campus			500,000	500,000
Completion of Multiple Intelligence Resource Center & Campus Library, Phase 2, TLM Campus			15,000,000	15,000,000
Power System - Equipment and Rewiring - TLM Campus			10,000,000	10,000,000
Construction/Repair/Rehabilitation of Academic Building			5,000,000	5,000,000
Purchase of Various Furniture, Fixtures and Equipment			11,502,000	11,502,000
Concreting of Quadrangle for Caluya Campus			440,000	440,000
Financial Assistance for the 2018 National State Colleges and Universities Athletic Association (SCUAA) Games		10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation	1,292,000	1,018,000	20,000,000	22,310,000

612	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

ADVANCED EDUCATION PROGRAM		611,009		348,000				959,000

Provision of Advanced Education Services		611,000		348,000				959,000
RESEARCH PROGRAM		681,000		670,000		20,000,000		21,351,000

Conduct of Research Services		681,000		670,000				1,351,000
Project(s)
Locally-Funded Project(s)				3,000,000		20,000,000		23,000,000

Construction of Research Resource Development Center						20,000,000		20,000,000
Kiniray-a Center				3,000,000				3,000,000
Community engagement increased				555,000				555,000

TECHNICAL ADVISORY EXTENSION PROGRAM				555,000				555,000

Provision of Extension Services				555,000				555,000

Sub-total, Operations		124,662,000		48,832,000		128,497,000		301,991,000

TOTAL NEW APPROPRIATIONS	P	165,001,000	P	55,621,000	P	141,555,000	P	362,177,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	109,815

Total Permanent Positions	109,815

Other Compensation Common to All
Personnel Economic Relief Allowance	7,296
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	1,520
Honoraria	1,455
Mid-Year Bonus - Civilian	9,202
Year End Bonus	9,202
Cash Gift	1,520
Step Increment	276
Productivity Enhancement Incentive	1,520

Total Other Compensation Common to All	32,471

Other Compensation for Specific Groups

DECEMBER 29, 2017	OFFICIAL GAZETTE	613
STATE UNIVERSITIES AND COLLEGES

Magna Carta for Public Health Workers	449
Lump-sum for filling of Positions - Civilian	17,113

Total Other Compensation for Specific Groups	17,562

Other Benefits
PAG-IBIG Contributions	364
PhilHealth Contributions	1,057
Employees Compensation Insurance Premiums	364
Terminal Leave	1,111

Total Other Benefits	2,896

Non-Permanent Positions	2,257

Total Personnel Services	165,001

Maintenance and Other Operating Expenses
Travelling Expenses	2,114
Training and Scholarship Expenses	17,050
Supplies and Materials Expenses	5,854
Utility Expenses	3,493
Communication Expenses	400
Survey, Research, Exploration and Development Expenses	500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	1,125
General Services	4,430
Repairs and Maintenance	7,258
Financial Assistance/Subsidy	10,000
Taxes, Insurance Premiums and Other Fees	310
Labor and Wages	196
Other Maintenance and Operating Expenses
Printing and Publication Expenses	750
Representation Expenses	400
Transportation and Delivery Expenses	450
Subscription Expenses	159
Other Maintenance and Other Operating Expenses	1,000

Total Maintenance and Other Operating Expenses	55,621

Total Current Operating Expenditures	220,622

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	13,558
Buildings and Other Structures	86,440
Machinery and Equipment Outlay	41,162
Furniture, Fixtures and Books Outlay	395

Total Capital Outlays	141,555

TOTAL NEW APPROPRIATIONS	362,177

614	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

J.11. WEST VISAYAS STATE UNIVERSITY

For general administration and support, support to operations, operations, including locally-funded project(s), and the operations of the West Visayas State University Hospital, as indicated hereunder	P	1,252,444,000

New Appropriations, by Program

	Current Operating Expenditures
			Maintenance and Other
	Personnel Services		Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	67,087,000	P	17,159,000	P		P	84,246,000
Support to Operations		9,026,000		643,000		24,500,000		34,169,000
Operations		789,224,000		170,212,000		174,593,000		1,134,029,000

HIGHER EDUCATION PROGRAM		391,597,000		90,233,000		151,593,000		633,423,000
ADVANCED EDUCATION PROGRAM		363,000		4,470,000				4,833,000
RESEARCH PROGRAM		2,836,000		15,053,000		6,000,000		23,889,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,272,000		6,950,000				8,222,000
HOSPITAL PROGRAM		393,156,000		53,506,000		17,000,000		463,662,000

TOTAL NEW APPROPRIATIONS	P	865,337,000	P	188,014,000	P	199,093,000	P	1,252,444,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision		35,099,000		17,159,000				52,258,000
Administration of Personnel Benefits		31,988,000						31,988,000

Sub-total, General Administration and Support		67,087,000		17,159,000				84,246,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	615
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services	9,026,000	643,000	9,000,000	18,669,000

Project(s)
Locally-Funded Project(s)			15,500,000	15,500,000

Environment and Energy Conservation			15,500,000	15,500,000

Sub-total, Support to Operations	9,026,000	643,000	24,500,000	34,169,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased	391,597,000	90,233,000	151,593,000	633,423,000

HIGHER EDUCATION PROGRAM	391,597,000	90,233,000	151,593,000	633,423,000

Provision of Higher Education Services including P930,000 for Tulong-Dunong	391,597,000	90,233,000	5,500,000	487,330,000

Project(s)
Locally-Funded Project(s)			146,093,000	146,093,000

Completion of Previously Started Construction of Buildings at the CAF, Calinog, Janiuay, Lambanao and Pototan Campuses			57,000,000	57,000,000
Construction of Student Center, Phase 1, CAF Campus			11,000,000	11,000,000
Major Repair and Renovation of General Education Building, Calinog Campus			12,093,000	12,093,000
Construction of COE Building, Lambunao Campus			12,000,000	12,000,000
Construction of Food Processing Center Building, CAF Campus			4,000,000	4,000,000
Repair/Rehabilitation of the MVSU Cultural Center			50,000,000	50,000,000
Higher education research improved to promote economic productivity and innovation	3,199,000	19,523,000	6,000,000	28,722,000

ADVANCED EDUCATION PROGRAM	363,000	4,470,000		4,833,000

Provision of Advanced Education Services	363,000	4,470,000		4,833,000
RESEARCH PROGRAM	2,836,000	15,053,000	6,000,000	23,889,000

Conduct of Research Services	2,836,000	15,053,000		17,889,000

616	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Project(s)
Locally-Funded Project(s)						6,000,000		6,000,000

Completion of Research and Extension Building						6,000,000		6,000,000
Community engagement increased		1,272,000		6,950,000				8,222,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,272,000		6,950,000				8,222,000

Provision of Extension Services		1,272,000		6,950,000				8,222,000
Quality medical education and hospital services ensured		393,156,000		53,506,000		17,000,000		463,662,000

HOSPITAL SERVICES PROGRAM		393,156,000		53,506,000		17,000,000		463,662,000

Provision of Medical Services		393,156,000		53,506,000				446,662,000
Project(s)
Locally-Funded Project(s)						17,000,000		17,000,000

Completion of the Construction of the Quarters of Clinical Clerks and Resident Physicians of the College of Medicine at the MVSU Medical Center						17,000,000		17,000,000

Sub-total, Operations		789,224,000		170,212,000		174,593,000		1,134,029,000

TOTAL NEW APPROPRIATIONS	P	865,337,000	P	188,014,000	P	199,093,000	P	1,252,444,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	579,415

Total Permanent Positions	579,415

Other Compensation Common to All
Personnel Economic Relief Allowance	34,836
Representation Allowance	498
Transportation Allowance	498
Clothing and Uniform Allowance	7,305
Honoraria	3,000
Mid-Year Bonus - Civilian	48,285
Year End Bonus	48,285
Cash Gift	7,305
Step Increment	1,447
Productivity Enhancement Incentive	7,305

DECEMBER 29, 2017	OFFICIAL GAZETTE	617
STATE UNIVERSITIES AND COLLEGES

Total Other Compensation Common to All	158,764

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	79,104
Night Shift Differential Pay	4,959
Lump-sum for filling of Positions - Civilian	23,372

Total Other Compensation for Specific Groups	107,435

Other Benefits
PAG-IBIG Contributions	1,753
PhilHealth Contributions	5,293
Employees Compensation Insurance Premiums	1,753
Retirement Gratuity	1,746
Terminal Leave	6,870

Total Other Benefits	17,415

Non-Permanent Positions	2,308

Total Personnel Services	865,337

Maintenance and Other Operating Expenses
Travelling Expenses	12,483
Training and Scholarship Expenses	4,960
Supplies and Materials Expenses	78,785
Utility Expenses	44,417
Communication Expenses	3,797
Awards/Rewards and Prizes	1,491
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	336
Professional Services	7,464
General Services	20,269
Repairs and Maintenance	9,315
Taxes, Insurance Premiums and Other Fees	2,230
Other Maintenance and Operating Expenses
Printing and Publication Expenses	924
Representation Expenses	1,012
Transportation and Delivery Expenses	233
Rent/Lease Expenses	45
Membership Dues And Contributions to Organizations	42
Subscription Expenses	211

Total Maintenance and Other Operating Expenses	188,014

Total Current Operating Expenditures	1,053,351

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	10,500
Buildings and Other Structures	174,093
Machinery and Equipment Outlay	14,500

618	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Total Capital Outlays	199,093

TOTAL NEW APPROPRIATIONS	1,252,444

DECEMBER 29, 2017	OFFICIAL GAZETTE	619
STATE UNIVERSITIES AND COLLEGES

K. REGION VII - CENTRAL VISAYAS

K.1. BOHOL ISLAND STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	295,216,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	33,670,000	P	13,705,000	P		P	47,375,000
Support to Operations		2,930,000		2,075,000				5,005,000
Operations		161,891,000		23,517,000		57,428,000		242,836,000

HIGHER EDUCATION PROGRAM		161,791,000		17,953,000		57,428,000		237,172,000
ADVANCED EDUCATION PROGRAM		100,000		1,000,000				1,100,000
RESEARCH PROGRAM				2,474,000				2,474,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,090,000				2,090,000

TOTAL NEW APPROPRIATIONS	P	198,491,000	P	39,297,000	P	57,428,000	P	295,216,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	33,670,000	P	13,705,000	P		P	47,375,000

Sub-total, General Administration and Support		33,670,000		13,705,000				47,375,000

Support to Operations
Auxiliary Services		2,930,000		2,075,000				5,005,000

Sub-total, Support to Operations		2,930,000		2,075,000				5,005,000

Operations

620	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		161,791,000		17,953,000		57,428,000		237,172,000

HIGHER EDUCATION PROGRAM		161,791,000		17,953,000		57,428,000		237,172,000

Provision of Higher Education Services including P1,000,000 for Tulong-Dunong		161,791,000		17,953,000				179,744,000

Project(s)
Locally-Funded Project(s)						57,428,000		57,428,000

Enhancement/Upgrading of Science and Technology Laboratory Equipment						27,428,000		27,428,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Construction of Multi-Purpose Building (Student Activity Center), Clarin Campus						10,000,000		10,000,000
Construction of Alumni Building, Candijay Campus						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		100,000		3,474,000				3,574,000

ADVANCED EDUCATION PROGRAM		100,000		1,000,000				1,100,000

Provision of Advanced Education Services		100,000		1,000,000				1,100,000
RESEARCH PROGRAM				2,474,000				2,474,000

Conduct of Research Services				2,474,000				2,474,000
Community engagement increased				2,090,000				2,090,000

TECHNICAL ADVISORY EXTENSION PROGRAM				2,090,000				2,090,000

Provision of Extension Services				2,090,000				2,090,000

Sub-total, Operations		161,891,000		23,517,000		57,428,000		242,836,000

TOTAL NEW APPROPRIATIONS	P	198,491,000	P	39,297,000	P	57,428,000	P	295,216,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

DECEMBER 29, 2017	OFFICIAL GAZETTE	621
STATE UNIVERSITIES AND COLLEGES

Basic Salary	122,831

Total Permanent Positions	122,831

Other Compensation Common to All
Personnel Economic Relief Allowance	8,112
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	1,690
Honoraria	2,000
Mid-Year Bonus - Civilian	10,236
Year End Bonus	10,236
Cash Gift	1,690
Step Increment	308
Productivity Enhancement Incentive	1,690

Total Other Compensation Common to All	36,202

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	342
Lump-sum for filling of Positions - Civilian	34,173

Total Other Compensation for Specific Groups	34,515

Other Benefits
PAG-IBIG Contributions	405
PhilHealth Contributions	1,223
Employees Compensation Insurance Premiums	405
Loyalty Award - Civilian	480

Total Other Benefits	2,513

Non-Permanent Positions	2,430

Total Personnel Services	198,491

Maintenance and Other Operating Expenses
Travelling Expenses	3,545
Training and Scholarship Expenses	6,080
Supplies and Materials Expenses	6,589
Utility Expenses	6,530
Communication Expenses	3,035
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	2,440
General Services	2,690
Repairs and Maintenance	2,873
Taxes, Insurance Premiums and Other Fees	475
Other Maintenance and Operating Expenses
Advertising Expenses	460
Printing and Publication Expenses	1,040
Representation Expenses	695
Transportation and Delivery Expenses	840
Membership Dues and Contributions to Organizations	225

622	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Subscription Expenses	1,600

Total Maintenance and Other Operating Expenses	39,297

Total Current Operating Expenditures	237,788

Capital Outlays
Property, Plant and Equipment Outlay
Building and Other Structures	25,000
Machinery and Equipment Outlay	32,428

Total Capital Outlays	57,428

TOTAL NEW APPROPRIATIONS	295,216

K.2. CEBU NORMAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	266,561,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	32,802,000	P	51,527,000	P	3,000,000	P	87,329,000
Support to Operations		4,067,000		1,522,000				5,589,000
Operations		120,766,000		30,692,000		22,185,000		173,643,000

HIGHER EDUCATION PROGRAM		112,590,000		21,052,000		22,185,000		155,827,000
ADVANCED EDUCATION PROGRAM		7,144,000		3,608,000				10,752,000
RESEARCH PROGRAM		1,032,000		2,061,000				3,093,000
TECHNICAL ADVISORY EXTENSION PROGRAM				3,971,000				3,971,000

TOTAL NEW APPROPRIATIONS	P	157,635,000	P	83,741,000	P	25,185,000	P	266,561,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	623
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision		32,044,000		51,527,000		3,000,000		86,571,000
Administration of Personnel Benefits		758,000						758,000

Sub-total, General Administration and Support		32,802,000		51,527,000		3,000,000		87,329,000

Support to Operations
Auxiliary Services		4,067,000		1,522,000				5,589,000

Sub-total, Support to Operations		4,067,000		1,522,000				5,589,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		112,590,000		21,052,000		22,185,000		155,827,000

HIGHER EDUCATION PROGRAM		112,590,000		21,052,000		22,185,000		155,827,000

Provision of Higher Education Services		112,590,000		21,052,000				133,642,000

Project(s)
Locally-Funded Project(s)						22,185,000		22,185,000

Completion of the Academic Center for Arts and Sciences						12,185,000		12,185,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation		8,176,000		5,669,000				13,845,000

ADVANCED EDUCATION PROGRAM		7,144,000		3,608,000				10,752,000

Provision of Advanced Education Services		7,144,000		3,608,000				10,752,000
RESEARCH PROGRAM		1,032,000		2,061,000				3,093,000

Conduct of Research Services		1,032,000		2,061,000				3,093,000
Community engagement increased				3,971,000				3,971,000

TECHNICAL ADVISORY EXTENSION PROGRAM				3,971,000				3,971,000

Provision of Extension Services				3,971,000				3,971,000

Sub-total, Operations		120,766,000		30,692,000		22,185,000		173,643,000

TOTAL NEW APPROPRIATIONS	P	157,635,000	P	83,741,000	P	25,185,000	P	266,561,000

624	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	95,179

Total Permanent Positions	95,179

Other Compensation Common to All
Personnel Economic Relief Allowance	4,824
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	1,005
Honoraria	6,390
Mid-Year Bonus - Civilian	7,932
Year End Bonus	7,932
Cash Gift	1,005
Step Increment	238
Productivity Enhancement Incentive	1,005

Total Other Compensation Common to All	30,811

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	337
Lump-sum for filling of Positions - Civilian	16,058

Total Other Compensation for Specific Groups	16,395

Other Benefits
PAG-IBIG Contributions	240
PhilHealth Contributions	774
Employees Compensation Insurance Premiums	240
Retirement Gratuity	4,227
Loyalty Award - Civilian	165
Terminal Leave	758

Total Other Benefits	6,404

Non-Permanent Positions	8,846

Total Personnel Services	157,635

Maintenance and Other Operating Expenses

DECEMBER 29, 2017	OFFICIAL GAZETTE	625
STATE UNIVERSITIES AND COLLEGES

Travelling Expenses	2,000
Training and Scholarship Expenses	16,513
Supplies and Materials Expenses	18,237
Utility Expenses	12,360
Communication Expenses	1,515
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
General Services	11,702
Repairs and Maintenance	14,360
Taxes, Insurance Premiums and Other Fees	1,840
Other Maintenance and Operating Expenses
Advertising Expenses	400
Printing and Publication Expenses	1,050
Representation Expenses	816
Transportation and Delivery Expenses	816
Membership Dues and Contributions to Organizations	500
Subscription Expenses	500

Total Maintenance and Other Operating Expenses	83,741

Total Current Operating Expenditures	241,376

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	17,185
Machinery and Equipment Outlay	5,000
Transportation Equipment Outlay	3,000

Total Capital Outlays	25,185

TOTAL NEW APPROPRIATIONS	266,561

K.3. CEBU TECHNOLOGICAL UNIVERSITY

For general administration and support, support to operations, and operations including locally-funded project(s), as indicated hereunder	P	781,498,000

New Appropriations, by Program

	Current Operating Expenditures
			Maintenance and Other
	Personnel Services		Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	68,006,000	P	20,583,000	P		P	88,589,000
Support to Operations		16,933,000		8,712,000				25,645,000
Operations		361,584,000		123,087,000		182,593,000		667,264,000

626	OFFICIAL GAZETTE	VOL. 113, NO. 1
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HIGHER EDUCATION PROGRAM		350,019,000		83,002,000		182,593,000		615,614,000
ADVANCED EDUCATION PROGRAM		9,111,000		7,559,000				16,670,000
RESEARCH PROGRAM		1,470,000		19,797,000				21,267,000
TECHNICAL ADVISORY EXTENSION PROGRAM		984,000		12,729,000				13,713,000

TOTAL NEW APPROPRIATIONS	P	446,523,000	P	152,382,000	P	182,593,000	P	781,498,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision		63,268,000		20,583,000				83,851,000
Administration of Personnel Benefits		4,738,000						4,738,000

Sub-total, General Administration and Support		68,006,000		20,583,000				88,589,000

Support to Operations
Auxiliary Services		16,933,000		8,712,000				25,645,000

Sub-total, Support to Operations		16,933,000		8,712,000				25,645,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		350,019,000		83,002,000		182,593,000		615,614,000

HIGHER EDUCATION PROGRAM		350,019,000		83,002,000		182,593,000		615,614,000

Provision of Higher Education Services including P2,000,000 for Tulong-Dunong		350,019,000		83,002,000				433,021,000

Project(s)
Locally-Funded Project(s)						182,593,000		182,593,000

6-Storey Multi-Purpose Building and Perimeter Fence						35,000,000		35,000,000
Center for Limnological Aquatic Biodiversity and Mariculture Studies						10,000,000		10,000,000
Campus Development projects at CTU-San Francisco Campus						15,000,000		15,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	627
STATE UNIVERSITIES AND COLLEGES

Library Building at CTU-Argao Campus						15,000,000		15,000,000
Library Building at CTU-Barili Campus						15,000,000		15,000,000
3-Storey Building Engineering Building - Phase II at CTU-Tuburan Campus						10,000,000		10,000,000
Teacher Education Building at CTU-Moalboal Campus						10,000,000		10,000,000
2-Storey Hospitality Management (HM) Building at CTU-Daanbantayan Campus						10,000,000		10,000,000
2-Storey Extension Marine Engineering Building at CTU-Carmen Campus						10,000,000		10,000,000
Veterinary Science Building at CTU-Barili Campus						10,000,000		10,000,000
Agriculture Building CTU-Argao Campus						10,000,000		10,000,000
Gymnasium at CTU-Danao Campus						4,093,000		4,093,000
Construction of a 2-Storey 4 Classroom Building for the CTU - Tabuelan Campus						10,000,000		10,000,000
Construction of a 2-Storey 4 Classroom Building for the CTU - Bantayan Campus						10,000,000		10,000,000
Provision for the Continued Operation of the CTU Extension Campus in Mountain Barangays including Purchase of Equipment, Furnitures and Fixtures				8,500,000		8,500,000		17,000,000
Higher education research improved to promote economic productivity and innovation		10,581,000		27,356,000				37,937,000

ADVANCED EDUCATION PROGRAM		9,111,000		7,559,000				16,670,000

Provision of Advanced Education Services		9,111,000		7,559,000				16,670,000
RESEARCH PROGRAM		1,470,000		19,797,000				21,267,000

Conduct of Research Services		1,470,000		19,797,000				21,267,000
Community engagement increased		984,000		12,729,000				13,713,000

TECHNICAL ADVISORY EXTENSION PROGRAM		984,000		12,729,000				13,713,000

Provision of Extension Services		984,000		12,729,000				13,713,000

Sub-total, Operations		361,584,000		123,087,000		182,593,000		667,264,000

TOTAL NEW APPROPRIATIONS	P	446,523,000	P	152,382,000	P	182,593,000	P	781,498,000

628	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	299,715

Total Permanent Positions	299,715

Other Compensation Common to All
Personnel Economic Relief Allowance	17,640
Representation Allowance	360
Transportation Allowance	360
Clothing and Uniform Allowance	3,675
Honoraria	4,179
Mid-Year Bonus - Civilian	24,977
Year End Bonus	24,977
Cash Gift	3,675
Step Increment	749
Productivity Enhancement Incentive	3,675

Total Other Compensation Common to All	84,267

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	814
Lump-sum for filling of Positions - Civilian	51,385

Total Other Compensation for Specific Groups	52,199

Other Benefits
PAG-IBIG Contributions	883
PhilHealth Contributions	2,699
Employees Compensation Insurance Premiums	883
Terminal Leave	4,738

Total Other Benefits	9,203

Non-Permanent Positions	1,139

Total Personnel Services	446,523

Maintenance and Other Operating Expenses
Travelling Expenses	33,331
Training and Scholarship Expenses	6,919
Supplies and Materials Expenses	29,943
Utility Expenses	4,996
Communication Expenses	772
Awards/Rewards and Prizes	155

DECEMBER 29, 2017	OFFICIAL GAZETTE	629
STATE UNIVERSITIES AND COLLEGES

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	330
Professional Services	3,395
Repairs and Maintenance	21,793
Other Maintenance and Operating Expenses
Printing and Publication Expenses	250
Representation Expenses	1,030
Transportation and Delivery Expenses	366
Membership Dues and Contributions to Organizations	602
Other Maintenance and Operating Expenses	48,500

Total Maintenance and Other Operating Expenses	152,382

Total Current Operating Expenditures	598,905

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	174,093
Other Property Plant and Equipment Outlay	8,500

Total Capital Outlays	182,593

TOTAL NEW APPROPRIATIONS	781,498

K.4. NEGROS ORIENTAL STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	352,947,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	27,119,000	P	14,584,000		P	P	41,703,000
Support to Operations		2,974,000		2,281,000				5,255,000
Operations		212,158,000		43,255,000		50,576,000		305,989,000

HIGHER EDUCATION PROGRAM		184,322,000		35,447,000		50,576,000		270,345,000
ADVANCED EDUCATION PROGRAM		2,498,000		969,000				3,467,000
RESEARCH PROGRAM		25,338,000		4,506,000				29,844,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,333,000				2,333,000

TOTAL NEW APPROPRIATIONS	P	242,251,000	P	60,120,000	P	50,576,000	P	352,947,000

630	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	22,944,000	P	14,584,000	P	P	37,528,000
Administration of Personnel Benefits		4,175,000					4,175,000

Sub-total, General Administration and Support		27,119,000		14,584,000			41,703,000

Support to Operations
Auxiliary Services		2,974,000		2,281,000			5,255,000

Sub-total, Support to Operations		2,974,000		2,281,000			5,255,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		184,322,000		35,447,000	50,576,000		270,345,000

HIGHER EDUCATION PROGRAM		184,322,000		35,447,000	50,576,000		270,345,000

Provision of Higher Education Services including P9,200,000 for Tulong-Dunong		184,322,000		35,447,000			219,769,000

Project(s)
Locally-Funded Project(s)					50,576,000		50,576,000

Construction of Farm Technology Training Center - A Two Year Project					1,260,000		1,260,000
Construction/Upgrading of Tissue Culture Laboratory, Science and Technology Center					39,316,000		39,316,000
Construction/Repair/Rehabilitation of Academic Building					5,000,000		5,000,000
Purchase of Various Equipment Outlay					5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation		27,836,000		5,475,000			33,311,000

ADVANCED EDUCATION PROGRAM		2,498,000		969,000			3,467,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	631
STATE UNIVERSITIES AND COLLEGES

Provision of Advanced Education Services		2,498,000		969,000				3,467,000
RESEARCH PROGRAM		25,338,000		4,506,000				29,844,000

Conduct of Research Services		25,338,000		4,506,000				29,844,000
Community engagement increased				2,333,000				2,333,000

TECHNICAL ADVISORY EXTENSION PROGRAM				2,333,000				2,333,000

Provision of Extension Services				2,333,000				2,333,000

Sub-total, Operations		212,158,000		43,255,000		50,576,000		305,989,000

TOTAL NEW APPROPRIATIONS	P	242,251,000	P	60,120,000	P	50,576,000	P	352,947,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	132,097

Total Permanent Positions	132,097

Other Compensation Common to All
Personnel Economic Relief Allowance	7,920
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	1,650
Honoraria	32,308
Mid-Year Bonus - Civilian	11,007
Year End Bonus	11,007
Cash Gift	1,650
Step Increment	330
Productivity Enhancement Incentive	1,650

Total Other Compensation Common to All	67,762

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	46
Lump-sum for filling of Positions - Civilian	29,528

Total Other Compensation for Specific Groups	29,574

Other Benefits
PAG-IBIG Contributions	396
PhilHealth Contributions	1,257
Employees Compensation Insurance Premiums	396

632	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Retirement Gratuity	8,424
Loyalty Award - Civilian	415
Terminal Leave	653

Total Other Benefits	11,541

Non-Permanent Positions	1,277

Total Personnel Services	242,251

Maintenance and Other Operating Expenses
Travelling Expenses	5,950
Training and Scholarship Expenses	11,005
Supplies and Materials Expenses	6,695
Utility Expenses	10,577
Communication Expenses	1,243
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	2,085
General Services	8,090
Repairs and Maintenance	6,720
Taxes, Insurance Premiums and Other fees	1,250
Labor and Wages	290
Other Maintenance and Operating Expenses
Advertising Expenses	20
Printing and Publication Expenses	1,470
Representation Expenses	1,871
Transportation and Delivery Expenses	1,106
Rent/Lease Expenses	272
Membership Dues and Contributions to Organizations	150
Subscription Expenses	194

Total Maintenance and Other Operating Expenses	60,120

Total Current Operating Expenditures	302,371

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	6,260
Machinery and Equipment Outlay	44,316

Total Capital Outlays	50,576

TOTAL NEW APPROPRIATIONS	352,947

K.5. SIQUIJOR STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	115,403,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	633
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	11,893,000	P	5,387,000	P	6,160,000	P	23,440,000
Operations		40,373,000		5,590,000		46,000,000		91,963,000

HIGHER EDUCATION PROGRAM		35,102,000		4,548,000		46,000,000		85,650,000
RESEARCH PROGRAM		5,271,000		1,042,000				6,313,000

TOTAL NEW APPROPRIATIONS	P	52,266,000	P	10,977,000	P	52,160,000	P	115,403,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAM
General Administration and Support
General Management and Supervision	P	11,893,000	P	5,387,000	P	6,160,000	P	23,440,000

Sub-total, General Administration and Support		11,893,000		5,387,000		6,160,000		23,440,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		35,102,000		4,548,000		46,000,000		85,650,000

HIGHER EDUCATION PROGRAM		35,102,000		4,548,000		46,000,000		85,650,000

Provision of Higher Education Services		35,102,000		4,548,000				39,650,000

Project(s)
Locally-Funded Project(s)						46,000,000		46,000,000

Completion of 2-Storey Academic Building for Maritime Education and Industrial Technology						26,000,000		26,000,000
Completion of the 2-Storey Criminology Building						10,000,000		10,000,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000

634	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Purchase of Various Equipment Outlay			5,000,000	5,000,000
Higher education research improved to promote economic productivity and innovation	5,271,000	1,042,000		6,313,000

RESEARCH PROGRAM	5,271,000	1,042,000		6,313,000

Conduct of Research Services	5,271,000	1,042,000		6,313,000

Sub-total, Operations	40,373,000	5,590,000	46,000,000	91,963,000

TOTAL NEW APPROPRIATIONS	P 52,266,000	P10,977,000	P52,160,000	P115,403,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	36,778

Total Permanent Positions	36,778

Other Compensation Common to All
Personnel Economic Relief Allowance	1,896
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	395
Honoraria	337
Mid-Year Bonus - Civilian	3,065
Year End Bonus	3,065
Cash Gift	395
Step Increment	92
Productivity Enhancement Incentive	395

Total Other Compensation Common to All	9,976

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	13
Lump-sum for filling of Positions - Civilian	2,771

Total Other Compensation for Specific Groups	2,784

Other Benefits
PAG-IBIG Contributions	95
PhilHealth Contributions	305
Employees Compensation Insurance Premiums	95
Loyalty Award - Civilian	50

Total Other Benefits	545

DECEMBER 29, 2017	OFFICIAL GAZETTE	635
STATE UNIVERSITIES AND COLLEGES

Non-Permanent Positions	2,183

Total Personnel Services	52,266

Maintenance and Other Operating Expenses
Travelling Expenses	924
Training and Scholarship Expenses	1,843
Supplies and Materials Expenses	1,490
Utility Expenses	2,244
Communication Expenses	1,021
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	82
Professional Services	338
General Services	100
Repairs and Maintenance	305
Financial Assistance/Subsidy	40
Taxes, Insurance Premiums and Other Fees	638
Labor and Wages	689
Other Maintenance and Operating Expenses
Representation Expenses	667
Transportation and Delivery Expenses	367
Membership Dues and Contributions to Organizations	120
Subscription Expenses	109

Total Maintenance and Other Operating Expenses	10,977

Total Current Operating Expenditures	63,243

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	41,000
Machinery and Equipment Outlay	5,000
Transportation Equipment Outlay	6,160

Total Capital Outlays	52,160

TOTAL NEW APPROPRIATIONS	115,403

636	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

L. REGION VIII - EASTERN VISAYAS

L.1. EASTERN SAMAR STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	472,855,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	39,947,000	P	9,392,000	P		P	49,339,000
Operations		248,912,000		35,049,000		139,555,000		423,516,000

HIGHER EDUCATION PROGRAM		247,469,000		21,957,000		116,620,000		386,046,000
ADVANCED EDUCATION PROGRAM		1,293,000		392,000		10,540,000		12,225,000
RESEARCH PROGRAM		100,000		4,418,000		7,260,000		11,778,000
TECHNICAL ADVISORY EXTENSION PROGRAM		50,000		8,282,000		5,135,000		13,467,000

TOTAL NEW APPROPRIATIONS	P	288,859,000	P	44,441,000	P	139,555,000	P	472,855,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	38,361,000	P	9,392,000	P		P	47,753,000
Administration of Personnel Benefits		1,586,000						1,586,000

Sub-total, General Administration and Support		39,947,000		9,392,000				49,339,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		247,469,000		21,957,000		116,620,000		386,046,000

HIGHER EDUCATION PROGRAM		247,469,000		21,957,000		116,620,000		386,046,000

Provision of Higher Education Services		247,469,000		21,957,000		22,870,000		292,296,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	637
STATE UNIVERSITIES AND COLLEGES

Project(s)
Locally-Funded Project(s)			93,750,000	93,750,000

Construction of Materials Recovery Facility, Main Campus			5,000,000	5,000,000
Construction of Faculty and Staff Center, Main Campus			10,000,000	10,000,000
Completion of Construction of Nursing Building, Phase 2, Main Campus			5,000,000	5,000,000
Completion of Construction of Science Laboratory Building, Phase 2, Maydolong Campus			3,000,000	3,000,000
Construction of Criminology Building, Phase 1, Main Campus			10,000,000	10,000,000
Construction of Accounting Technology and BS Criminology Buildings, Guiuan Campus			10,000,000	10,000,000
Construction of Library Building and Student Center, Phase I, Can-avid Campus			10,000,000	10,000,000
Completion of Technological and Livelihood Education Building, Phase 2			13,750,000	13,750,000
Construction of Guest House Building, Maydolong Campus			7,000,000	7,000,000
Construction of Piggery Building, Main Campus			10,000,000	10,000,000
Construction/Repair/Rehabilitation of Academic Building			5,000,000	5,000,000
Purchase of Various Equipment Outlay			5,000,000	5,000,000
Higher education research improved to promote economic productivity and innovation	1,393,000	4,810,000	17,800,000	24,003,000

ADVANCED EDUCATION PROGRAM	1,293,000	392,000	10,540,000	12,225,000

Provision of Advanced Education Services	1,293,000	392,000	540,000	2,225,000
Project(s)
Locally-Funded Project(s)			10,000,000	10,000,000

Construction of Graduate School Building, Main Campus			10,000,000	10,000,000
RESEARCH PROGRAM	100,000	4,418,000	7,260,000	11,778,000

Conduct of Research Services	100,000	4,418,000	7,260,000	11,778,000

638	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Community engagement increased		50,000		8,282,000		5,135,000		13,467,000

TECHNICAL ADVISORY EXTENSION PROGRAM		50,000		8,282,000		5,135,000		13,467,000

Provision of Extension Services		50,000		8,282,000		5,135,000		13,467,000

Sub-total, Operations		248,912,000		35,049,000		139,555,000		423,516,000

TOTAL NEW APPROPRIATIONS	P	288,859,000	P	44,441,000	P	139,555,000	P	472,855,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	213,997

Total Permanent Positions	213,997

Other Compensation Common to All
Personnel Economic Relief Allowance	16,440
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	3,425
Honoraria	2,137
Mid-Year Bonus - Civilian	17,833
Year End Bonus	17,833
Cash Gift	3,425
Step Increment	535
Productivity Enhancement Incentive	3,425

Total Other Compensation Common to All	65,533

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	807
Lump-sum for filling of Positions - Civilian	519

Total Other Compensation for Specific Groups	1,326

Other Benefits
PAG-IBIG Contributions	822
PhilHealth Contributions	2,255
Employees Compensation Insurance Premiums	822
Terminal Leave	1,067

Total Other Benefits	4,966

Non-Permanent Positions	3,037

Total Personnel Services	288,859

DECEMBER 29, 2017	OFFICIAL GAZETTE	639
STATE UNIVERSITIES AND COLLEGES

Maintenance and Other Operating Expenses
Travelling Expenses	2,786
Training and Scholarship Expenses	4,056
Supplies and Materials Expenses	10,865
Utility Expenses	4,846
Communication Expenses	1,380
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	1,968
General Services	1,935
Repairs and Maintenance	9,068
Taxes, Insurance Premiums and Other Fees	1,109
Labor and Wages	115
Other Maintenance and Operating Expenses
Advertising Expenses	99
Printing and Publication Expenses	414
Representation Expenses	2,281
Rent/Lease Expenses	45
Membership Dues and Contributions to Organizations	424
Subscription Expenses	192
Other Maintenance and Operating Expenses	2,678

Total Maintenance and Other Operating Expenses	44,441

Total Current Operating Expenditures	333,300

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	98,750
Machinery and Equipment Outlay	34,305
Transportation Equipment Outlay	6,500

Total Capital Outlays	139,555

TOTAL NEW APPROPRIATIONS	472,855

L.2. EASTERN VISAYAS STATE UNIVERSITY

For general administration and support, support to operations and operations, including locally-funded project(s), as indicated hereunder	P	394,009,000

640	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	50,496,000	P	20,547,000	P		P	71,043,000
Support to Operations		577,000						577,000
Operations		248,474,000		24,810,000		49,105,000		322,389,000

HIGHER EDUCATION PROGRAM		241,020,000		20,258,000		49,105,000		310,383,000
ADVANCED EDUCATION PROGRAM		3,203,000		1,000,000				4,203,000
RESEARCH PROGRAM		1,732,000		3,122,000				4,854,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,519,000		430,000				2,949,000

TOTAL NEW APPROPRIATIONS	P	299,547,000	P	45,357,000	P	49,105,000	P	394,009,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	36,125,000	P	20,547,000	P		P	56,672,000
Administration of Personnel Benefits		14,371,000						14,371,000

Sub-total, General Administration and Support		50,496,000		20,547,000				71,043,000

Support to Operations
Auxiliary Services		577,000						577,000

Sub-total, Support to Operations		577,000						577,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		241,020,000		20,258,000		49,105,000		310,383,000

HIGHER EDUCATION PROGRAM		241,020,000		20,258,000		49,105,000		310,383,000

Provision of Higher Education Services including P2,100,000 for Tulong-Dunong		241,020,000		20,258,000				261,278,000

Project(s)
Locally-Funded Project(s)						49,105,000		49,105,000

Reconstruction of Old Library Building as EVSU Learning Commons						29,105,000		29,105,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	641
STATE UNIVERSITIES AND COLLEGES

Construction of Engineering Building			10,000,000	10,000,000
Construction/Repair/Rehabilitation of Academic Building			5,000,000	5,000,000
Purchase of Various Equipment Outlay			5,000,000	5,000,000
Higher education research improved to promote economic productivity and innovation	4,935,000	4,122,000		9,057,000

ADVANCED EDUCATION PROGRAM	3,203,000	1,000,000		4,203,000

Provision of Advanced Education Services	3,203,000	1,000,000		4,203,000
RESEARCH PROGRAM	1,732,000	3,122,000		4,854,000

Conduct of Research Services	1,732,000	3,122,000		4,854,000
Community engagement increased	2,519,000	430,000		2,949,000

TECHNICAL ADVISORY EXTENSION PROGRAM	2,519,000	430,000		2,949,000

Provision of Extension Services	2,519,000	430,000		2,949,000

Sub-total, Operations	248,474,000	24,810,000	49,105,000	322,389,000

TOTAL NEW APPROPRIATIONS	P299,547,000	P45,357,000	P49,105,000	P394,009,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	217,910

Total Permanent Positions	217,910

Other Compensation Common to All
Personnel Economic Relief Allowance	13,104
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,730
Honoraria	1,628
Mid-Year Bonus - Civilian	18,159
Year End Bonus	18,159
Cash Gift	2,730
Step Increment	545
Productivity Enhancement Incentive	2,730

Total Other Compensation Common to All	60,265

642	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	887
Lump-sum for filling of Positions - Civilian	12,689

Total Other Compensation for Specific Groups	13,576

Other Benefits
PAG-IBIG Contributions	656
PhilHealth Contributions	1,986
Employees Compensation Insurance Premiums	656
Loyalty Award - Civilian	65
Terminal Leave	1,682

Total Other Benefits	5,045

Non-Permanent Positions	2,751

Total Personnel Services	299,547

Maintenance and Other Operating Expenses
Travelling Expenses	2,850
Training and Scholarship Expenses	2,650
Supplies and Materials Expenses	6,821
Utility Expenses	12,550
Communication Expenses	2,135
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	300
General Services	6,974
Repairs and Maintenance	950
Taxes, Insurance Premiums and Other Fees	2,952
Labor and Wages	2,193
Other Maintenance and Operating Expenses
Printing and Publication Expenses	500
Representation Expenses	3,072
Membership Dues and Contributions to Organizations	275
Subscription Expenses	70
Other Maintenance and Operating Expenses	933

Total Maintenance and Other Operating Expenses	45,357

Total Current Operating Expenditures	344,904

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	44,105
Machinery and Equipment Outlay	5,000

Total Capital Outlays	49,105

TOTAL NEW APPROPRIATIONS	394,009

DECEMBER 29, 2017	OFFICIAL GAZETTE	643
STATE UNIVERSITIES AND COLLEGES

L.3. LEYTE NORMAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	391,254,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	31,806,000	P	19,471,000	P		P	51,277,000
Support to Operations		9,765,000		396,000		86,000,000		96,161,000
Operations		85,864,000		23,406,000		134,546,000		243,816,000

HIGHER EDUCATION PROGRAM		80,444,000		21,109,000		104,500,000		206,053,000
ADVANCED EDUCATION PROGRAM		2,280,000		1,051,000				3,331,000
RESEARCH PROGRAM		1,238,000		645,000		30,046,000		31,929,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,902,000		601,000				2,503,000

TOTAL NEW APPROPRIATIONS	P	127,435,000	P	43,273,000	P	220,546,000	P	391,254,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	21,442,000	P	19,471,000	P		P	40,913,000
Administration of Personnel Benefits		10,364,000						10,364,000

Sub-total, General Administration and Support		31,806,000		19,471,000				51,277,000

Support to Operations
Auxiliary Services		9,765,000		396,000				10,161,000

Project(s)
Locally-Funded Project(s)						86,000,000		86,000,000

644	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Major Repair of the Administration Building-Completion Phase			71,000,000	71,000,000
Rehabilitation of the HRDC Building - Completion Phase			15,000,000	15,000,000

Sub-total, Support to Operations	9,765,000	396,000	86,000,000	96,161,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased	80,444,000	21,109,000	104,500,000	206,053,000

HIGHER EDUCATION PROGRAM	80,444,000	21,109,000	104,500,000	206,053,000

Provision of Higher Education Services including P3,100,000 for Tulong-Dunong	80,444,000	21,109,000	5,000,000	106,553,000

Project(s)
Locally-Funded Project(s)			99,500,000	99,500,000

Construction of New Dormitory Complex - Completion Phase			52,000,000	52,000,000
Development of the LNU Integrated Information System as per LNU-ISSP 2018-2020			9,000,000	9,000,000
Construction of New Academic Building - Completion Phase			28,500,000	28,500,000
Construction/Repair/Rehabilitation of Academic Building			5,000,000	5,000,000
Purchase of Various Equipment Outlay			5,000,000	5,000,000
Higher education research improved to promote economic productivity and innovation	3,518,000	1,696,000	30,046,000	35,260,000

ADVANCED EDUCATION PROGRAM	2,280,000	1,051,000		3,331,000

Provision of Advanced Education Services	2,280,000	1,051,000		3,331,000
RESEARCH PROGRAM	1,238,000	645,000	30,046,000	31,929,000

Conduct of Research Services	1,238,000	645,000	1,546,000	3,429,000
Project(s)
Locally-Funded Project(s)			28,500,000	28,500,000

Major Expansion of the Learning Resource Center - Phase 2			28,500,000	28,500,000
Community engagement increased	1,902,000	601,000		2,503,000

TECHNICAL ADVISORY EXTENSION PROGRAM	1,902,000	601,000		2,503,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	645
STATE UNIVERSITIES AND COLLEGES

Provision of Extension Services	1,902,000	601,000		2,503,000

Sub-total, Operations	85,864,000	23,406,000	134,546,000	243,816,000

TOTAL NEW APPROPRIATIONS	P127,435,000	P43,273,000	P220,546,000	P391,254,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	88,166

Total Permanent Positions	88,166

Other Compensation Common to All
Personnel Economic Relief Allowance	5,280
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	1,100
Honoraria	2,841
Mid-Year Bonus - Civilian	7,349
Year End Bonus	7,349
Cash Gift	1,100
Step Increment	221
Productivity Enhancement Incentive	1,100

Total Other Compensation Common to All	26,820

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	350
Lump-sum for filling of Positions - Civilian	10,228

Total Other Compensation for Specific Groups	10,578

Other Benefits
PAG-IBIG Contributions	264
PhilHealth Contributions	811
Employees Compensation Insurance Premiums	264
Terminal Leave	136

Total Other Benefits	1,475

Non-Permanent Positions	396

Total Personnel Services	127,435

646	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Maintenance and Other Operating Expenses
Travelling Expenses	1,199
Training and Scholarship Expenses	9,540
Supplies and Materials Expenses	6,423
Utility Expenses	9,065
Communication Expenses	1,056
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
General Services	7,028
Repairs and Maintenance	6,349
Taxes, Insurance Premiums and Other Fees	700
Labor and Wages	300
Other Maintenance and Operating Expenses
Representation Expenses	1,212
Other Maintenance and Operating Expenses	269

Total Maintenance and Other Operating Expenses	43,273

Total Current Operating Expenditures	170,708

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	200,000
Machinery and Equipment Outlay	20,546

Total Capital Outlays	220,546

TOTAL NEW APPROPRIATIONS	391,254

L.4. NAVAL STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	229,691,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	32,135,000	P	8,941,000	P		P	41,076,000
Support to Operations				182,000				182,000
Operations		78,796,000		17,103,000		92,534,000		188,433,000

HIGHER EDUCATION PROGRAM		78,500,000		14,101,000		92,534,000		185,135,000
ADVANCED EDUCATION PROGRAM				69,000				69,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	647
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM		296,000		2,389,000				2,685,000
TECHNICAL ADVISORY EXTENSION PROGRAM				544,000				544,000

TOTAL NEW APPROPRIATIONS	P	110,931,000	P	26,226,000	P	92,534,000	P	229,691,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	14,928,000	P	8,941,000	P		P	23,869,000
Administration of Personnel Benefits		17,207,000						17,207,000

Sub-total, General Administration and Support		32,135,000		8,941,000				41,076,000

Support to Operations
Auxiliary Services				182,000				182,000

Sub-total, Support to Operations				182,000				182,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		78,500,000		14,101,000		92,534,000		185,135,000

HIGHER EDUCATION PROGRAM		78,500,000		14,101,000		92,534,000		185,135,000

Provision of Higher Education Services		78,500,000		14,101,000		2,000,000		94,601,000

Project(s)
Locally-Funded Project(s)						90,534,000		90,534,000

Continuation of Construction of Maritine Training Center						10,000,000		10,000,000
Renovation and Repair of HSU Technology Building (Phase III) HSU Main Campus						12,500,000		12,500,000
Continuation of Repair and Rehabilitation of Academic Building (HSU Main Campus)						5,000,000		5,000,000
Construction of Road Network (HSU Biliran Campus)						2,500,000		2,500,000

648	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Renovation and Repair of HSU Gymnasium (Phase II)						10,000,000		10,000,000
Construction of Student Center (Phase III) HSU Main						15,534,000		15,534,000
Renovation and Repair of HSU Technology Building (Phase III) HSU Main						25,000,000		25,000,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation		296,000		2,458,000				2,754,000

ADVANCED EDUCATION PROGRAM				69,000				69,000

Provision of Advanced Education Services				69,000				69,000
RESEARCH PROGRAM		296,000		2,389,000				2,685,000

Conduct of Research Services		296,000		2,389,000				2,685,000
Community engagement increased				544,000				544,000
TECHNICAL ADVISORY EXTENSION PROGRAM				544,000				544,000

Provision of Extension Services				544,000				544,000

Sub-total, Operations		78,796,000		17,103,000		92,534,000		188,433,000

TOTAL NEW APPROPRIATIONS	P	110,931,000	P	26,226,000	P	92,534,000	P	229,691,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	71,197

Total Permanent Positions	71,197

Other Compensation Common to All
Personnel Economic Relief Allowance	4,872
Representation Allowance	60
Transportation Allowance	60
Clothing and Uniform Allowance	1,015
Honoraria	548
Mid-Year Bonus - Civilian	5,933

DECEMBER 29, 2017	OFFICIAL GAZETTE	649
STATE UNIVERSITIES AND COLLEGES

Year End Bonus	5,933
Cash Gift	1,015
Step Increment	179
Productivity Enhancement Incentive	1,015

Total Other Compensation Common to All	20,630

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	99
Lump-sum for filling of Positions - Civilian	16,108

Total Other Compensation for Specific Groups	16,207

Other Benefits
PAG-IBIG Contributions	243
PhilHealth Contributions	708
Employees Compensation Insurance Premiums	243
Loyalty Award - Civilian	35
Terminal Leave	1,099

Total Other Benefits	2,328

Non-Permanent Positions	569

Total Personnel Services	110,931

Maintenance and Other Operating Expenses
Travelling Expenses	5,792
Training and Scholarship Expenses	2,347
Supplies and Materials Expenses	4,462
Utility Expenses	1,835
Communication Expenses	348
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	2,611
General Services	940
Repairs and Maintenance	3,416
Taxes, Insurance Premiums and Other Fees	1,019
Other Maintenance and Operating Expenses
Advertising Expenses	20
Printing and Publication Expenses	125
Representation Expenses	1,025
Transportation and Delivery Expenses	192
Rent/Lease Expenses	30
Membership Dues and Contributions to Organizations	165
Subscription Expenses	88
Other Maintenance and Operating Expenses	1,631

Total Maintanance and Other Operating Expenses	26,226

Total Current Operating Expenditures	137,157

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	2,500

650	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Buildings and Other Structures	83,034
Machinery and Equipment Outlay	7,000

Total Capital Outlays	92,534

TOTAL NEW APPROPRIATIONS	229,691

L.5. NORTHWEST SAMAR STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P289,376,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P 28,085,000	P 5,128,000	P	P 33,213,000
Support to Operations		1,061,000	70,000,000	71,061,000
Operations	84,338,000	15,209,000	85,555,000	185,102,000

HIGHER EDUCATION PROGRAM	80,983,000	13,454,000	85,555,000	179,992,000
ADVANCED EDUCATION PROGRAM		256,000		256,000
RESEARCH PROGRAM		807,000		807,000
TECHNICAL ADVISORY EXTENSION PROGRAM	3,355,000	692,000		4,047,000

TOTAL NEW APPROPRIATIONS	P 112,423,000	P 21,398,000	P 155,555,000	P 289,376,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P 17,733,000	P 5,128,000	P	P 22,861,000
Administration of Personnel Benefits	10,352,000			10,352,000

Sub-total, General Administration and Support	28,085,000	5,128,000		33,213,000

Support to Operations

DECEMBER 29, 2017	OFFICIAL GAZETTE	651
STATE UNIVERSITIES AND COLLEGES

Auxiliary Services		1,061,000		1,061,000

Project(s)
Locally-Funded Project(s)			70,000,000	70,000,000

Construction of Hotel Laboratory - Main Campus			20,000,000	20,000,000
Construction of Women’s Students Dormitory - Main Campus			10,000,000	10,000,000
Expansion of Administration Building - Main Campus			25,000,000	25,000,000
Improvement of Campus Access Road - Main Campus			10,000,000	10,000,000
Concrete Fencing of NWSSU Lots - Main Campus			5,000,000	5,000,000

Sub-total, Support to Operations		1,061,000	70,000,000	71,061,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased	80,983,000	13,454,000	85,555,000	179,992,000

HIGHER EDUCATION PROGRAM	80,983,000	13,454,000	85,555,000	179,992,000

Provision of Higher Education Services including P4,000,000 for Tulong-Dunong	80,983,000	13,454,000	1,555,000	95,992,000

Project(s)
Locally-Funded Project(s)			84,000,000	84,000,000

Renovation of Information Technology Building - Main Campus			30,000,000	30,000,000
Construction of Student Affairs Services (SAS) Building - Main Campus			15,000,000	15,000,000
Construction of Library Building / Audio Visual Hall - San Jorge Campus			5,000,000	5,000,000
Improvement/Repair/Rehabiliation of Multi-Purpose Building (Social Cultural Center)			15,000,000	15,000,000
Construction of University Tennis Court			2,000,000	2,000,000
Improvement of Rubberized Oval Track, Main Campus			17,000,000	17,000,000
Higher education research improved to promote economic productivity and innovation		1,063,000		1,063,000

ADVANCED EDUCATION PROGRAM		256,000		256,000

652	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Provision of Advanced Education Services				256,000				256,000
RESEARCH PROGRAM				807,000				807,000

Conduct of Research Services				807,000				807,000
Community engagement increased		3,355,000		692,000				4,047,000

TECHNICAL ADVISORY EXTENSION PROGRAM		3,355,000		692,000				4,047,000

Provision of Extension Services		3,355,000		692,000				4,047,000

Sub-total, Operations		84,338,000		15,209,000		85,555,000		185,102,000

TOTAL NEW APPROPRIATIONS	P	112,423,000	P	21,398,000	P	155,555,000	P	289,376,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	75,644

Total Permanent Positions	75,644

Other Compensation Common to All
Personnel Economic Relief Allowance	5,136
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	1,070
Honoraria	2,010
Mid-Year Bonus - Civilian	6,303
Year End Bonus	6,303
Cash Gift	1,070
Step Increment	189
Productivity Enhancement Incentive	1,070

Total Other Compensation Common to All	23,631

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	327
Lump-sum for filling of Positions - Civilian	10,352

Total Other Compensation for Specific Groups	10,679

Other Benefits
PAG-IBIG Contributions	257
PhilHealth Contributions	745
Employees Compensation Insurance Premiums	257
Loyalty Award - Civilian	155

DECEMBER 29, 2017	OFFICIAL GAZETTE	653
STATE UNIVERSITIES AND COLLEGES

Total Other Benefits	1,414

Non-Permanent Positions	1,055

Total Personnel Services	112,423

Maintenance and Other Operating Expenses
Travelling Expenses	1,100
Training and Scholarship Expenses	4,450
Supplies and Materials Expenses	4,746
Utility Expenses	4,392
Communication Expenses	650
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	122
Professional Services	835
General Services	2,350
Repairs and Maintenance	1,470
Financial Assistance/Subsidy	50
Taxes, Insurance Premiums and Other Fees	562
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	73
Transportation and Delivery Expenses	148
Rent/Lease Expenses	100
Membership Dues and Contributions to Organizations	250
Subscription Expenses	50

Total Maintanance and Other Operating Expenses	21,398

Total Current Operating Expenditures	133,821

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	27,000
Buildings and Other Structures	127,000
Machinery and Equipment Outlay	1,555

Total Capital Outlays	155,555

TOTAL NEW APPROPRIATIONS	289,376

L.6. PALOMPON POLYTECHNIC STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	246,498,000

654	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	32,023,000	P	6,910,000	P		P	38,933,000
Support to Operations		293,000		219,000		52,199,000		52,711,000
Operations		76,128,000		14,226,000		64,500,000		154,854,000

HIGHER EDUCATION PROGRAM		75,407,000		12,517,000		64,500,000		152,424,000
RESEARCH PROGRAM		721,000		1,229,000				1,950,000
TECHNICAL ADVISORY EXTENSION PROGRAM				480,000				480,000

TOTAL NEW APPROPRIATIONS	P	108,444,000	P	21,355,000	P	116,699,000	P	246,498,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	21,475,000	P	6,910,000	P		P	28,385,000
Administration of Personnel Benefits		10,548,000						10,548,000

Sub-total, General Administration and Support		32,023,000		6,910,000				38,933,000

Support to Operations
Auxiliary Services		293,000		219,000				512,000

Project(s)
Locally-Funded Project(s)						52,199,000		52,199,000

Completion on the Reconstruction of Old Guest House/Bahay Alumni						15,000,000		15,000,000
Completion on the Construction and Rehabilitation of Multi Purpose Building and Sports Facilities						7,500,000		7,500,000
Completion on the Repair & Rehabilitation of the PIT Main Sports Complex-Oval						10,000,000		10,000,000
Completion on the Repair and Expansion of PIT Gymnasium						6,000,000		6,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	655
STATE UNIVERSITIES AND COLLEGES

Reconstruction and Rehabilitation of Student Dormitory			10,000,000	10,000,000
Construction of Road Network towards the Proposed Student Dormitory			3,699,000	3,699,000

Sub-total, Support to Operations	293,000	219,000	52,199,000	52,711,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased	75,407,000	12,517,000	64,500,000	152,424,000

HIGHER EDUCATION PROGRAM	75,407,000	12,517,000	64,500,000	152,424,000

Provision of Higher Education Services	75,407,000	12,517,000	5,000,000	92,924,000
Project(s)
Locally-Funded Project(s)			59,500,000	59,500,000

Completion on the Reconstruction and Rehabilitation of COED Building			7,500,000	7,500,000
Completion on the Relocation and Reconstruction of ICT Bldg. and Cyber Library			10,000,000	10,000,000
Completion on the Construction/Repair and Rehabilitation of Academic Buildings			8,000,000	8,000,000
Expansion of College of Engineering Building			5,000,000	5,000,000
Construction and Repair of Multi Purpose Bldg. including P500,000 for Sports Facilities			8,000,000	8,000,000
Constructions of Maritime Vessel Training Center			11,000,000	11,000,000
Construction/Repair/Rehabilitation of Academic Building			5,000,000	5,000,000
Purchase of Various Equipment Outlay			5,000,000	5,000,000
Higher education research improved to promote economic productivity and innovation	721,000	1,229,000		1,950,000

RESEARCH PROGRAM	721,000	1,229,000		1,950,000

Conduct of Research Services	721,000	1,229,000		1,950,000
Community engagement increased		480,000		480,000

TECHNICAL ADVISORY EXTENSION PROGRAM		480,000		480,000

656	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Provision of Extension Services		480,000		480,000

Sub-total, Operations	76,128,000	14,226,000	64,500,000	154,854,000

TOTAL NEW APPROPRIATIONS	P108,444,000	P21,355,000	P116,699,000	P246,498,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	74,113

Total Permanent Positions	74,113

Other Compensation Common to All
Personnel Economic Relief Allowance	4,800
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	1,000
Honoraria	800
Mid-Year Bonus - Civilian	6,176
Year End Bonus	6,176
Cash Gift	1,000
Step Increment	185
Productivity Enhancement Incentive	1,000

Total Other Compensation Common to All	21,617

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	136
Lump-sum for filling of Positions - Civilian	9,337

Total Other Compensation for Specific Groups	9,473

Other Benefits
PAG-IBIG Contributions	239
PhilHealth Contributions	701
Employees Compensation Insurance Premiums	239
Terminal Leave	1,211

Total Other Benefits	2,390

Non-Permanent Positions	851

Total Personnel Services	108,444

Maintenance and Other Operating Expenses
Travelling Expenses	1,178
Training and Scholarship Expenses	650

DECEMBER 29, 2017	OFFICIAL GAZETTE	657
STATE UNIVERSITIES AND COLLEGES

Supplies and Materials Expenses	5,190
Utility Expenses	5,223
Communication Expenses	1,049
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	122
Professional Services	140
General Services	2,357
Repairs and Maintenance	2,731
Taxes, Insurance Premiums and Other Fees	1,835
Other Maintenance and Operating Expenses
Other Maintenance and Operating Expenses	880

Total Maintanance and Other Operating Expenses	21,355

Total Current Operating Expenditures	129,799

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	3,699
Buildings and Other Structures	102,500
Machinery and Equipment Outlay	10,500

Total Capital Outlays	116,699

TOTAL NEW APPROPRIATIONS	246,498

L.7. SAMAR STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	328,756,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	40,086,000	P	6,848,000	P		P	46,934,000
Support to Operations		3,426,000		657,000				4,083,000
Operations		114,760,000		31,424,000		131,555,000		277,739,000

HIGHER EDUCATION PROGRAM		114,760,000		22,924,000		131,555,000		269,239,000
ADVANCED EDUCATION PROGRAM				956,000				956,000
RESEARCH PROGRAM				7,221,000				7,221,000

658	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

TECHNICAL ADVISORY EXTENSION PROGRAM				323,000				323,000

TOTAL NEW APPROPRIATIONS	P	158,272,000	P	38,929,000	P	131,555,000	P	328,756,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	28,113,000	P	6,848,000	P		P	34,961,000
Administration of Personnel Benefits		11,973,000						11,973,000

Sub-total, General Administration and Support		40,086,000		6,848,000				46,934,000

Support to Operations
Auxiliary Services		3,426,000		657,000				4,083,000

Sub-total, Support to Operations		3,426,000		657,000				4,083,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		114,760,000		22,924,000		131,555,000		269,239,000

HIGHER EDUCATION PROGRAM		114,760,000		22,924,000		131,555,000		269,239,000

Provision of Higher Education Services		114,760,000		22,924,000				137,684,000
Project(s)
Locally-Funded Project(s)						131,555,000		131,555,000

Completion of Science and Technology Research and Development Laboratory with State of the Arts Facilities: Bio Chemistry Facilities, Pharmacology Facilities, Micro Biology Facilities, Electro Pneumatic Facilities, Embedded System (TCAD Modeling, PLD & VLSI Device Fabrication Laboratory Facilities)						100,000,000		100,000,000
Completion of five-story CAS Academic Building						21,555,000		21,555,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation				8,177,000				8,177,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	659
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM				956,000				956,000

Provision of Advanced Education Services				956,000				956,000
RESEARCH PROGRAM				7,221,000				7,221,000

Conduct of Research Services				7,221,000				7,221,000
Community engagement increased				323,000				323,000

TECHNICAL ADVISORY EXTENSION PROGRAM				323,000				323,000

Provision of Extension Services				323,000				323,000

Sub-total, Operations		114,760,000		31,424,000		131,555,000		277,739,000

TOTAL NEW APPROPRIATIONS	P	158,272,000	P	38,929,000	P	131,555,000	P	328,756,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	108,868

Total Permanent Positions	108,868

Other Compensation Common to All
Personnel Economic Relief Allowance	7,728
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	1,610
Honoraria	1,990
Mid-Year Bonus - Civilian	9,072
Year End Bonus	9,072
Cash Gift	1,610
Step Increment	272
Productivity Enhancement Incentive	1,610

Total Other Compensation Common to All	33,444

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	742
Lump-sum for filling of Positions - Civilian	11,973

Total Other Compensation for Specific Groups	12,715

660	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Other Benefits
PAG-IBIG Contributions	386
PhilHealth Contributions	1,093
Employees Compensation Insurance Premiums	386

Total Other Benefits	1,865

Non-Permanent Positions	1,380

Total Personnel Services	158,272

Maintenance and Other Operating Expenses
Travelling Expenses	2,008
Training and Scholarship Expenses	1,448
Supplies and Materials Expenses	12,091
Utility Expenses	7,591
Communication Expenses	920
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	143
Professional Services	786
General Services	1,269
Repairs and Maintenance	6,676
Taxes, Insurance Premiums and Other Fees	1,185
Labor and Wages	700
Other Maintenance and Operating Expenses
Advertising Expenses	335
Printing and Publication Expenses	410
Representation Expenses	1,354
Transportation and Delivery Expenses	1,193
Rent/Lease Expenses	200
Membership Dues and Contributions to Organizations	200
Subscription Expenses	220
Other Maintenance and Operating Expenses	200

Total Maintanance and Other Operating Expenses	38,929

Total Current Operating Expenditures	197,201

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	126,555
Machinery and Equipment Outlay	5,000

Total Capital Outlays	131,555

TOTAL NEW APPROPRIATIONS	328,756

L.8. SOUTHERN LEYTE STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P 300,741,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	661
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P 40,869,000	P10,894,000	P	P 51,763,000
Support to Operations		990,000	5,000,000	5,990,000
Operations	155,177,000	36,554,000	51,257,000	242,988,000

HIGHER EDUCATION PROGRAM	155,177,000	24,754,000	51,257,000	231,188,000
ADVANCED EDUCATION PROGRAM		550,000		550,000
RESEARCH PROGRAM		8,757,000		8,757,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,493,000		2,493,000

TOTAL NEW APPROPRIATIONS	P196,046,000	P48,438,000	P56,257,000	P 300,741,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	30,710,000	10,894,000		41,604,000
Administration of Personnel Benefits	10,159,000			10,159,000

Sub-total, General Administration and Support	40,869,000	10,894,000		51,763,000

Support to Operations
Auxiliary Services		990,000		990,000

Project(s)
Locally-Funded Project(s)			5,000,000	5,000,000

Construction of the State of the Art Laboratory to House its Equipment			5,000,000	5,000,000

Sub-total, Support to Operations		990,000	5,000,000	5,990,000

Operations

662	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased	155,177,000	24,754,000	51,257,000	231,188,000

HIGHER EDUCATION PROGRAM	155,177,000	24,754,000	51,257,000	231,188,000

Provision of Higher Education Services including P2,200,000 for Tulong-Dunong	155,177,000	24,754,000	11,257,000	191,188,000

Project(s)
Locally-Funded Project(s)			40,000,000	40,000,000

Completion of Academic Building phase II			16,000,000	16,000,000
Completion of Food Technology Building phase 2			8,000,000	8,000,000
Construction of student center			3,000,000	3,000,000
Completion of Engineering and Technology (Mechatronics) Building			3,000,000	3,000,000
Construction/Repair/Rehabilitation of Academic Building			5,000,000	5,000,000
Purchase of Various Equipment Outlay			5,000,000	5,000,000
Higher education research improved to promote economic productivity and innovation		9,307,000		9,307,000

ADVANCED EDUCATION PROGRAM		550,000		550,000

Provision of Advanced Education Services		550,000		550,000
RESEARCH PROGRAM		8,757,000		8,757,000

Conduct of Research Services		8,757,000		8,757,000
Community engagement increased		2,493,000		2,493,000

TECHNICAL ADVISORY EXTENSION PROGRAM		2,493,000		2,493,000

Provision of Extension Services		2,493,000		2,493,000

Sub-total, Operations	155,177,000	36,554,000	51,257,000	242,988,000

TOTAL NEW APPROPRIATIONS	P196,046,000	P48,438,000	P56,257,000	P300,741,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services

DECEMBER 29, 2017	OFFICIAL GAZETTE	663
STATE UNIVERSITIES AND COLLEGES

Civilian Personnel
Permanent Positions
Basic Salary	141,469

Total Permanent Positions	141,469

Other Compensation Common to All
Personnel Economic Relief Allowance	9,672
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	2,015
Honoraria	421
Mid-Year Bonus - Civilian	11,789
Year End Bonus	11,789
Cash Gift	2,015
Step Increment	353
Productivity Enhancement Incentive	2,015

Total Other Compensation Common to All	40,405

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	346
Lump-sum for filling of Positions - Civilian	9,264

Total Other Compensation for Specific Groups	9,610

Other Benefits
PAG-IBIG Contributions	483
PhilHealth Contributions	1,398
Employees Compensation Insurance Premiums	483
Terminal Leave	895

Total Other Benefits	3,259

Non-Permanent Positions	1,303

Total Personnel Services	196,046

Maintenance and Other Operating Expenses
Travelling Expenses	4,222
Training and Scholarship Expenses	4,163
Supplies and Materials Expenses	7,202
Utility Expenses	10,313
Communication Expenses	1,003
Awards/Rewards and Prizes	404
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	6,965
General Services	3,516
Repairs and Maintenance	5,188
Taxes, Insurance Premiums and Other Fees	1,434
Labor and Wages	846
Other Maintenance and Operating Expenses
Advertising Expenses	72
Printing and Publication Expenses	402
Representation Expenses	1,388

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GENERAL APPROPRIATIONS ACT, FY 2018

Transportation and Delivery Expenses	57
Rent/Lease Expenses	90
Membership Dues and Contributions to Organizations	495
Other Maintenance and Operating Expenses	560

Total Maintenance and Other Operating Expenses	48,438

Total Current Operating Expenditures	244,484

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	40,000
Machinery and Equipment Outlay	16,257

Total Capital Outlays	56,257

TOTAL NEW APPROPRIATIONS	300,741

L.9. UNIVERSITY OF EASTERN PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	545,233,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	76,162,000	P	23,826,000	P		P	99,988,000
Support to Operations		6,399,000		2,002,000		42,000,000		50,401,000
Operations		259,922,000		45,367,000		89,555,000		394,844,000

HIGHER EDUCATION PROGRAM		238,551,000		33,158,000		89,555,000		361,264,000
ADVANCED EDUCATION PROGRAM		5,678,000		148,000				5,826,000
RESEARCH PROGRAM		10,182,000		7,620,000				17,802,000
TECHNICAL ADVISORY EXTENSION PROGRAM		5,511,000		4,441,000				9,952,000

TOTAL NEW APPROPRIATIONS	P	342,483,000	P	71,195,000	P	131,555,000	P	545,233,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	665
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	56,826,000	P	23,826,000	P		P	80,652,000
Administration of Personnel Benefits		19,336,000						19,336,000

Sub-total, General Administration and Support		76,162,000		23,826,000				99,988,000

Support to Operations
Auxiliary Services		6,399,000		2,002,000				8,401,000

Project(s)
Locally-Funded Project(s)						42,000,000		42,000,000

Construction of New Administration Building - UEP Laoang						8,000,000		8,000,000
Upgrading of Guest House - UEP Catubig						4,000,000		4,000,000
Construction of Business Arcade Phase I - UEP Catubig						4,000,000		4,000,000
Repair of UEP Hostel						8,000,000		8,000,000
Construction of Covered Court						10,000,000		10,000,000
Construction of Covered Walk						8,000,000		8,000,000

Sub-total, Support to Operations		6,399,000		2,002,000		42,000,000		50,401,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		238,551,000		33,158,000		89,555,000		361,264,000

HIGHER EDUCATION PROGRAM		238,551,000		33,158,000		89,555,000		361,264,000

Provision of Higher Education Services including P8,000,000 for Tulong-Dunong		238,551,000		33,158,000		6,555,000		278,264,000

Project(s)
Locally-Funded Project(s)						83,000,000		83,000,000

Construction of University Academic Building - Phase 3						50,000,000		50,000,000
Improvement of Classrooms						13,000,000		13,000,000

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Completion of College of Law Building - Phase 2						10,000,000		10,000,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation		15,860,000		7,768,000				23,628,000

ADVANCED EDUCATION PROGRAM		5,678,000		148,000				5,826,000

Provision of Advanced Education Services		5,678,000		148,000				5,826,000
RESEARCH PROGRAM		10,182,000		7,620,000				17,802,000
Conduct of Research Services		10,182,000		7,620,000				17,802,000

Community engagement increased		5,511,000		4,441,000				9,952,000
TECHNICAL ADVISORY EXTENSION PROGRAM		5,511,000		4,441,000				9,952,000

Provision of Extension Services		5,511,000		4,441,000				9,952,000

Sub-total, Operations		259,922,000		45,367,000		89,555,000		394,844,000

TOTAL NEW APPROPRIATIONS	P	342,493,000	P	71,195,000	P	131,555,000	P	545,233,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	244,281

Total Permanent Positions	244,281

Other Compensation Common to All
Personnel Economic Relief Allowance	14,976
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	3,120
Honoraria	3,225
Mid-Year Bonus - Civilian	20,357
Year End Bonus	20,357
Cash Gift	3,120
Step Increment	610
Productivity Enhancement Incentive	3,120

DECEMBER 29, 2017	OFFICIAL GAZETTE	667
STATE UNIVERSITIES AND COLLEGES

Total Other Compensation Common to All	69,245

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	103
Lump-sum for filling of Positions - Civilian	11,048
Anniversary Bonus - Civilian	2,133

Total Other Compensation for Specific Groups	13,284

Other Benefits
PAG-IBIG Contributions	748
PhilHealth Contributions	2,253
Employees Compensation Insurance Premiums	748
Terminal Leave	8,288

Total Other Benefits	12,037

Non-Permanent Positions	3,636

Total Personnel Services	342,483

Maintenance and Other Operating Expenses
Travelling Expenses	1,908
Training and Scholarship Expenses	9,254
Supplies and Materials Expenses	10,948
Utility Expenses	11,155
Communication Expenses	1,222
Awards/Rewards and Prizes	231
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	297
General Services	6,852
Repairs and Maintenance	10,141
Taxes, Insurance Premiums and Other Fees	830
Labor and Wages	2,942
Other Maintenance and Operating Expenses
Advertising Expenses	967
Printing and Publication Expenses	531
Representation Expenses	2,329
Transportation and Delivery Expenses	308
Rent/Lease Expenses	165
Membership Dues and Contributions to
Organizations	1,115
Other Maintenance and Operating Expenses	10,000

Total Maintenance and Other Operating Expenses	71,195

Total Current Operating Expenditures	413,678

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay
Buildings and Other Structures	120,000
Machinery and Equipment Outlay	11,555

Total Capital Outlays	131,555

TOTAL NEW APPROPRIATIONS	545,233

668	OFFICIAL GAZETTE	VOL. 113, NO. 1
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L.10. VISAYAS STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	927,519,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	120,569,000	P	27,309,000	P		P	147,878,000
Support to Operations		17,606,000		1,534,000		135,272,000		154,412,000
Operations		355,823,000		124,803,000		144,603,000		625,229,000

HIGHER EDUCATION PROGRAM		289,504,000		76,411,000		138,603,000		504,518,000
ADVANCED EDUCATION PROGRAM		12,686,000		2,370,000		1,000,000		16,056,000
RESEARCH PROGRAM		46,170,000		35,656,000		3,500,000		85,326,000
TECHNICAL ADVISORY EXTENSION PROGRAM		7,463,000		10,366,000		1,500,000		19,329,000

TOTAL NEW APPROPRIATIONS	P	493,998,000	P	153,646,000	P	279,875,000	P	927,519,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	76,406,000	P	27,309,000	P		P	103,715,000
Administration of Personnel Benefits		44,163,000						44,163,000

Sub-total, General Administration and Support		120,569,000		27,309,000				147,878,000

Support to Operations
Auxiliary Services		17,606,000		1,534,000		14,800,000		33,940,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	669
STATE UNIVERSITIES AND COLLEGES

Project(s)
Locally-Funded Project(s)			120,472,000	120,472,000

Renovation and Repair of Administration Building			7,534,000	7,534,000
Construction of Innovation Building Complex (Phase II)			36,141,000	36,141,000
Construction of the RCCRC Building- Climate Change (Phase II)			9,297,000	9,297,000
Completion of the Old Library Building (Phase II)			15,000,000	15,000,000
Completion and Refurbishing of New Library			10,000,000	10,000,000
Spring Development for Additional Water Supply			3,000,000	3,000,000
Construction of Flood Control River Dike			10,000,000	10,000,000
Construction of road Network with Drainage System			10,000,000	10,000,000
Expansion of University Gymnasium/Alternate Evacuation Center			10,000,000	10,000,000
Repair of VSU Manila-Office (Phase II)			5,000,000	5,000,000
Repair of VSU-Cebu-Office (Phase II)			4,500,000	4,500,000

Sub-total, Support to Operations	17,606,000	1,534,000	135,272,000	154,412,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased	289,504,000	76,411,000	138,603,000	504,518,000

HIGHER EDUCATION PROGRAM	289,504,000	76,411,000	138,603,000	504,518,000

Provision of Higher Education Services including P5,900,000 for Tulong-Dunong	289,504,000	76,411,000	20,000,000	385,915,000

Project(s)
Locally-Funded Project(s)			118,603,000	118,603,000

Construction of 2-storey Academic Building for the Four (4) Satellite Campuses (Phase II)			40,344,000	40,344,000

670	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Expansion of Engineering Building (Phase II)						10,000,000		10,000,000
Construction of 2-Storey Academic Building						20,000,000		20,000,000
Repair/Refurbishing of Academic Building						1,400,000		1,400,000
Construction of Four (4) Room 2-Storey Boys Dormitory						6,407,000		6,407,000
Construction of Four (4) Room 2-Storey Girls Dormitory						6,407,000		6,407,000
Construction of Three (3) screen Houses						4,045,000		4,045,000
Construction of 1 Unit 1-Storey Academic School Building						20,000,000		20,000,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation		58,856,000		38,026,000		4,500,000		101,382,000

ADVANCED EDUCATION PROGRAM		12,686,000		2,370,000		1,000,000		16,056,000

Provision of Advanced Education Services		12,686,000		2,370,000		1,000,000		16,056,000
RESEARCH PROGRAM		46,170,000		35,656,000		3,500,000		85,326,000

Conduct of Research Services		46,170,000		35,656,000		3,500,000		85,326,000
Community engagement increased		7,463,000		10,366,000		1,500,000		19,329,000

TECHNICAL ADVISORY EXTENSION PROGRAM		7,463,000		10,366,000		1,500,000		19,329,000

Provision of Extension Services		7,463,000		10,366,000		1,500,000		19,329,000

Sub-total, Operations		355,823,000		124,803,000		144,603,000		625,229,000

TOTAL NEW APPROPRIATIONS	P	493,998,000	P	153,646,000	P	279,875,000	P	927,519,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

DECEMBER 29, 2017	OFFICIAL GAZETTE	671
STATE UNIVERSITIES AND COLLEGES

Basic Salary	326,432

Total Permanent Positions	326,432

Other Compensation Common to All
Personnel Economic Relief Allowance	21,528
Representation Allowance	312
Transportation Allowance	312
Clothing and Uniform Allowance	4,485
Honoraria	2,629
Mid-Year Bonus - Civilian	27,203
Year End Bonus	27,203
Cash Gift	4,485
Step Increment	816
Productivity Enhancement Incentive	4,485

Total Other Compensation Common to All	93,458

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,405
Night Shift Differential Pay	688
Lump-sum for filling of Positions - Civilian	11,945

Total Other Compensation for Specific Groups	14,038

Other Benefits
PAG-IBIG Contributions	1,076
PhilHealth Contributions	2,927
Employees Compensation Insurance Premiums	1,076
Retirement Gratuity	24,168
Terminal Leave	8,050

Total Other Benefits	37,297

Non-Permanent Positions	22,773

Total Personnel Services	493,998

Maintenance and Other Operating Expenses
Travelling Expenses	5,380
Training and Scholarship Expenses	44,297
Supplies and Materials Expenses	21,806
Utility Expenses	25,716
Communication Expenses	3,992
Awards/Rewards and Prizes	700
Survey, Research, Exploration and Development Expenses	960
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	400
Professional Services	2,619
General Services	17,259
Repairs and Maintenance	13,738
Taxes, Insurance Premiums and Other Fees	3,491
Labor and Wages	4,915
Other Maintenance and Operating Expenses
Advertising Expenses	23
Printing and Publication Expenses	1,352
Representation Expenses	3,637

672	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Membership Dues and Contributions to Organizations	1,002
Subscription Expenses	1,030
Other Maintenance and Operating Expenses	1,329

Total Maintenance and Other Operating Expenses	153,646

Total Current Operating Expenditures	647,644

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay
Infrastructure Outlay	23,000
Buildings and Other Structures	206,075
Machinery and Equipment Outlay	43,000
Transportation Equipment Outlay	5,800
Furniture, Fixtures and Books Outlay	2,000

Total Capital Outlays	279,875

TOTAL NEW APPROPRIATIONS	927,519

DECEMBER 29, 2017	OFFICIAL GAZETTE	673
STATE UNIVERSITIES AND COLLEGES

M. REGION IX - ZAMBOANGA PENINSULA

M.1. J. H. CERILLES STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P191,123,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	64,326,000	P	6,930,000	P		P	71,256,000
Operations		69,208,000		29,772,000		20,887,000		119,867,000

HIGHER EDUCATION PROGRAM		68,918,000		26,055,000		20,887,000		115,860,000
RESEARCH PROGRAM		290,000		2,734,000				3,024,000
TECHNICAL ADVISORY EXTENSION PROGRAM				983,000				983,000

TOTAL NEW APPROPRIATIONS	P	133,534,000	P	36,702,000	P	20,887,000	P	191,123,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	24,423,000	P	6,930,000	P		P	31,353,000
Administration of Personnel Benefits		39,903,000						39,903,000

Sub-total, General Administration and Support		64,326,000		6,930,000				71,256,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		68,918,000		26,055,000		20,887,000		115,860,000

HIGHER EDUCATION PROGRAM		68,918,000		26,055,000		20,887,000		115,860,000

674	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Provision of Higher Education Services Including P 15,850,000 for Tulong Dunong		68,918,000		26,055,000				94,973,000

Project(s)
Locally-Funded Project(s)						20,887,000		20,887,000

Completion of School Building in Canuto NS Enerio Campus						1,787,000		1,787,000
Completion of Water Supply System in the Main Campus						5,000,000		5,000,000
Completion of Extension Services Building in the Main Campus						1,000,000		1,000,000
Renovation/Improvement/Upgrading of the Science Laboratory Building with acquisition of Science Laboratory Facilities, Equipment, apparatuses and chemicals for Dumingag Campus						3,100,000		3,100,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation		290,000		2,734,000				3,024,000

RESEARCH PROGRAM		290,000		2,734,000				3,024,000

Conduct of Research Services		290,000		2,734,000				3,024,000
Community engagement increased				983,000				983,000

TECHNICAL ADVISORY EXTENSION PROGRAM				983,000				983,000

Provision of Extension Services				983,000				983,000

Sub-total, Operations		69,208,000		29,772,000		20,887,000		119,867,000

TOTAL NEW APPROPRIATIONS	P	133,534,000	P	36,702,000	P	20,887,000	P	191,123,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions Basic Salary	66,655

Total Permanent Positions	66,655

DECEMBER 29, 2017	OFFICIAL GAZETTE	675
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	4,512
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	940
Honoraria	1,630
Mid-Year Bonus - Civilian	5,554
Year End Bonus	5,554
Cash Gift	940
Step Increment	167
Productivity Enhancement Incentive	940

Total Other Compensation Common to All	20,441

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	26
Lump-sum for filling of Positions - Civilian	11,621

Total Other Compensation for Specific Groups	11,647

Other Benefits
PAG-IBIG Contributions	226
PhilHealth Contributions	654
Employees Compensation Insurance Premiums	226
Retirement Gratuity	22,884
Loyalty Award - Civilian	90
Terminal Leave	5,398

Total Other Benefits	29,478

Non-Permanent Positions	5,313

Total Personnel Services	133,534

Maintenance and Other Operating Expenses
Travelling Expenses	2,124
Training and Scholarship Expenses	17,076
Supplies and Materials Expenses	5,341
Utility Expenses	3,186
Communication Expenses	2,153
Awards/Rewards and Prizes	30
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	113
Professional Services	510
General Services	2,817
Repairs and Maintenance	1,150
Taxes, Insurance Premiums and Other Fees	260
Other Maintenance and Operating Expenses
Advertising Expenses	170
Printing and Publication Expenses	111
Representation Expenses	1,510
Transportation and Delivery Expenses	21
Rent/Lease Expenses	60
Membership Dues and Contributions to Organizations	70

676	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Total Maintenance and Other Operating Expenses	36,702

Total Current Operating Expenditures	170,236

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	5,000
Buildings and Other Structures	10,887
Machinery and Equipment Outlay	5,000

Total Capital Outlays	20,887

TOTAL NEW APPROPRIATIONS	191,123

M.2. JOSE RIZAL MEMORIAL STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	368,016,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	50,861,000	P	5,873,000	P		P	56,734,000
Operations		201,196,000		58,094,000		51,992,000		311,282,000
HIGHER EDUCATION PROGRAM		201,196,000		48,110,000		51,992,000		301,298,000

RESEARCH PROGRAM				6,342,000				6,342,000
TECHNICAL ADVISORY EXTENSION PROGRAM				3,642,000				3,642,000

TOTAL NEW APPROPRIATIONS	P	252,057,000	P	63,967,000	P	51,992,000	P	368,016,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	677
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	43,445,000	P	5,873,000	P		P	49,318,000
Administration of Personnel Benefits		7,416,000						7,416,000

Sub-total, General Administration and Support		50,861,000		5,873,000				56,734,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		201,196,000		48,110,000		51,992,000		301,298,000

HIGHER EDUCATION PROGRAM		201,196,000		48,110,000		51,992,000		301,298,000

Provision of Higher Education Services Including P24,400,000 for Tulong Dunong		201,196,000		48,110,000				249,306,000
Project(s)
Locally-Funded Project(s)						51,992,000		51,992,000

Construction of 2 storey 12 CL School Building and facilities in Tampilisan Campus						20,996,000		20,996,000
Construction of 2 storey 12 CL School Building and facilities in Katipunan Campus						20,996,000		20,996,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation				6,342,000				6,342,000

RESEARCH PROGRAM				6,342,000				6,342,000

Conduct of Research Services				6,042,000				6,042,000
Project(s)
Locally-Funded Project(s)				300,000				300,000

Developing a cassava value chain from the ram materials to the processed chips				300,000				300,000
Community engagement increased				3,642,000				3,642,000

TECHNICAL ADVISORY EXTENSION PROGRAM				3,642,000				3,642,000

Provision of Extension Services				1,642,000				1,642,000
Project(s)
Locally-Funded Project(s)				2,000,000				2,000,000

678	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Bringing Health Care to the People: Health Resiliency of families				2,000,000				2,000,000

Sub-total, Operations		201,196,000		58,094,000		51,992,000		311,282,000

TOTAL NEW APPROPRIATIONS	P	252,057,000	P	63,967,000	P	51,992,000	P	363,016,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	187,401

Total Permanent Positions	187,401

Other Compensation Common to All
Personnel Economic Relief Allowance	11,340
Representation Allowance	330
Transportation Allowance	330
Clothing and Uniform Allowance	2,365
Honoraria	535
Mid-Year Bonus - Civilian	15,617
Year End Bonus	15,617
Cash Gift	2,365
Step Increment	469
Productivity Enhancement Incentive	2,365

Total Other Compensation Common to All	51,333

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	362
Lump-sum for filling of Positions - Civilian	7,336

Total Other Compensation for Specific Groups	7,698

Other Benefits
PAG-IBIG Contributions	567
PhilHealth Contributions	1,668
Employees Compensation Insurance Premiums	567
Terminal Leave	80

Total Other Benefits	2,882

Non-Permanent Positions	2,743

Total Personnel Services	252,057

Maintenance and Other Operating Expenses

DECEMBER 29, 2017	OFFICIAL GAZETTE	679
STATE UNIVERSITIES AND COLLEGES

Travelling Expenses	3,927
Training and Scholarship Expenses	28,505
Supplies and Materials Expenses	6,862
Utility Expenses	6,188
Communication Expenses	1,006
Awards/Rewards and Prizes	1,494
Survey, Research, Exploration and Development Expenses	3,384
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	109
Professional Services	1,869
General Services	3,807
Repairs and Maintenance	2,536
Taxes, Insurance Premiums and Other Fees	804
Labor and Wages	682
Other Maintenance and Operating Expenses
Advertising Expenses	9
Printing and Publication Expenses	155
Representation Expenses	901
Transportation and Delivery Expenses	11
Rent/Lease Expenses	2
Membership Dues and Contributions to Organizations	30
Subscription Expenses	3
Other Maintenance and Operating Expenses	1,683

Total Maintenance and Other Operating Expenses	63,967

Total Current Operating Expenditures	316,024

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	46,392
Machinery and Equipment Outlay	5,600

Total Capital Outlays	51,992

TOTAL NEW APPROPRIATIONS	368,016

M.3. WESTERN MINDANAO STATE UNIVERSITY

For general administration and support, support to operations and operations, including locally-funded project(s), as indicated hereunder	P	652,098,000

680	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	84,987,000	P	39,494,000		P	P	124,481,000
Support to Operations		1,809,000		35,000				1,844,000
Operations		300,828,000		45,390,000		179,555,000		525,773,000

HIGHER EDUCATION PROGRAM		292,969,000		35,900,000		171,255,000		500,124,000
RESEARCH PROGRAM		5,084,000		6,460,000		300,000		11,844,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,775,000		3,030,000		8,000,000		13,805,000

TOTAL NEW APPROPRIATIONS	P	387,624,000	P	84,919,000	P	179,555,000	P	652,098,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	48,798,000	P	39,494,000	P		P	88,292,000
Administration of Personnel Benefits		36,189,000						36,189,000

Sub-total, General Administration and Support		84,987,000		39,494,000				124,481,000

Support to Operations
Auxiliary Services		1,809,000		35,000				1,844,000

Sub-total, Support to Operations		1,809,000		35,000				1,844,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		292,969,000		35,900,000		171,255,000		500,124,000

HIGHER EDUCATION PROGRAM		292,969,000		35,900,000		171,255,000		500,124,000

Provision of Higher Education Services including P3,100,000 for Tulong-Dunong		292,969,000		35,900,000				328,869,000

Project(s)
Locally-Funded Project(s)						171,255,000		171,255,000

Engineering Innovation Center						12,000,000		12,000,000
La Paz Integrated Climate Change Center						21,255,000		21,255,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	681
STATE UNIVERSITIES AND COLLEGES

Installation of Renewable Energy Solar Facility (Final Phase)			50,000,000	50,000,000
Rehabilitation of Campus Drainage System and Water Collection Facility (Final Phase)			10,000,000	10,000,000
Renovation of Administration Building for the University Information Tech. Center with provision for Equipment			20,000,000	20,000,000
Construction of Two-storey (10) Classroom Building, ESU, Siay, Zamboanga Sibugay Main			12,000,000	12,000,000
Construction of Six (6) Classroom Building, ESU, Naga Zamboanga Sibugay			7,000,000	7,000,000
Construction of Six (6) Classroom Building for Crime Laboratory Facilities/Equipment, ESU, Tungawan, Zamboanga Sibugay			8,000,000	8,000,000
Construction of Three (3) Classroom One (1) Storey Building for Library, Laboratory and AVR - ESU Ipil, Zamboanga Sibugay			3,000,000	3,000,000
Construction of Multi-Purpose Building (Covered Court) ESU, Siay, Zamboanga Sibugay			5,000,000	5,000,000
Construction of Multi-Purpose Building (Covered Court) ESU, Ipil, Zamboanga Sibugay			3,000,000	3,000,000
Construction of Ten (10) Classroom, Three-Storey Building and Computer Laboratory with Accessories, and Purchase of Books for the Library, ESU, Alicia, Zamboanga Sibugay			15,000,000	15,000,000
Purchase of Various Equipment Outlay			5,000,000	5,000,000
Higher education research improved to promote economic productivity and innovation	5,084,000	6,460,000	300,000	11,844,000

RESEARCH PROGRAM	5,084,000	6,460,000	300,000	11,844,000

Conduct of Research Services	5,084,000	6,460,000		11,544,000
Project(s)
Locally-Funded Project(s)			300,000	300,000

Acquisition of Equipment and Facilities for Innovation and Technology Support Office (ITSO)			300,000	300,000
Community engagement increased	2,775,000	3,030,000	8,000,000	13,805,000

TECHNICAL ADVISORY EXTENSION PROGRAM	2,775,000	3,030,000	8,000,000	13,805,000

Provision of Extension Services	2,775,000	3,030,000		5,805,000
Project(s)

682	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Locally-Funded Project(s)						8,000,000		8,000,000

Renovation of Extension Training Laboratories with Complete Facilities for Livelihood Training and TESDA Accreditation						8,000,000		8,000,000

Sub-total, Operations		300,828,000		45,390,000		179,555,000		525,773,000

TOTAL NEW APPROPRIATIONS	P	387,624,000	P	84,919,000	P	179,555,000	P	652,098,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								265,217

Total Permanent Positions								265,217

Other Compensation Common to All
Personnel Economic Relief Allowance								15,336
Representation Allowance								240
Transportation Allowance								240
Clothing and Uniform Allowance								3,195
Honoraria								4,726
Mid-Year Bonus - Civilian								22,102
Year End Bonus								22,102
Cash Gift								3,195
Step Increment								662
Productivity Enhancement Incentive								3,195

Total Other Compensation Common to All								74,993

Other Compensation for Specific Groups
Magna Carta for Public Health Workers								49
Lump-sum for filling of Positions - Civilian								22,450
Anniversary Bonus - Civilian								1,869

Total Other Compensation for Specific Groups								24,368

Other Benefits
PAG-IBIG Contributions								767
PhilHealth Contributions								2,399
Employees Compensation Insurance Premiums								767
Retirement Gratuity								7,014
Loyalty Award - Civilian								710
Terminal Leave								6,725

DECEMBER 29, 2017	OFFICIAL GAZETTE	683
STATE UNIVERSITIES AND COLLEGES

Total Other Benefits	18,382

Non-Permanent Positions	4,664

Total Personnel Services	387,624

Maintenance and Other Operating Expenses
Travelling Expenses	6,790
Training and Scholarship Expenses	13,539
Supplies and Materials Expenses	8,885
Utility Expenses	10,520
Communication Expenses	3,363
Survey, Research, Exploration and Development Expenses	74
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	122
Professional Services	17,843
General Services	14,423
Repairs and Maintenance	326
Financial Assistance/Subsidy	1,422
Taxes, Insurance Premiums and Other Fees	2,329
Labor and Wages	1,685
Other Maintenance and Operating Expenses
Advertising Expenses	730
Printing and Publication Expenses	769
Representation Expenses	1,336
Transportation and Delivery Expenses	54
Membership Dues and Contributions to Organizations	510
Subscription Expenses	199

Total Maintenance and Other Operating Expenses	84,919

Total Current Operating Expenditures	472,543

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	60,000
Buildings and Other Structures	100,555
Machinery and Equipment Outlay	17,000
Furniture, Fixtures and Books Outlay	2,000

Total Capital Outlays	179,555

TOTAL NEW APPROPRIATIONS	652,098

M.4. ZAMBOANGA CITY STATE POLYTECHNIC COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	266,212,000

684	OFFICIAL GAZETTE	Vol. 113, NO.1
GENARAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Program
	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P 19,956,000	P 11,385,000	P	P 31,341,000
Operations	89,293,000	6,484,000	139,094,000	234,871,000

HIGHER EDUCATION PROGRAM	88,697,000	5,700,000	139,094,000	233,491,000
RESEARCH PROGRAM	596,000	535,000		1,131,000
TECHNICAL ADVISORY EXTENSION PROGRAM		249,000		249,000

TOTAL NEW APPROPRIATIONS	P 109,249,000	P 17,869,000	P139,094,000	P266,212,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P 17,513,000	P11,385,000	P	P28,898,000
Administration of Personnel Benefits	2,443,000			2,443,000

Sub-total, General Administration and Support	19,956,000	11,385,000		31,341,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased	88,697,000	5,700,000	139,094,000	233,491,000

HIGHER EDUCATION PROGRAM	88,697,000	5,700,000	139,094,000	233,491,000

Provision of Higher Education Services Including P 1,800,000 for Tulong Dunong	88,697,000	5,700,000		94,397,000
Project(s)
Locally-Funded Project(s)			139,094,000	139,094,000

Completion of Phase 7 of Academic Building for Maritime Education			6,750,000	6,750,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	685
STATE UNIVERSITIES AND COLLEGES

Refitting of the Garments and Textile Shop Laboratory Classrooms					18,500,000		18,500,000
Establishment of 3-Storey Academic Building for all Social Science Courses in the Servicing Department					34,844,000		34,844,000
Procurement of Shop Laboratory Equipment					34,000,000		34,000,000
Construction/Repair/Rehabilitation of Academic Building					5,000,000		5,000,000
Purchase of Various Equipment Outlay					5,000,000		5,000,000
Construction of Engineering Building					35,000,000		35,000,000
Higher education research improved to promote economic productivity and innovation	596,000		535,000				1,131,000

RESEARCH PROGRAM	596,000		535,000				1,131,000

Conduct of various research activities	596,000		535,000				1,131,000
Community engagement increased			249,000				249,000

TECHNICAL ADVISORY EXTENSION PROGRAM			249,000				249,000

Conduct of short skills training programs in the barangays and other agencies			249,000				249,000

Sub-total, Operations	89,293,000		6,484,000		139,094,000		234,871,000

TOTAL NEW APPROPRIATIONS	P 109,249,000	P	17,869,000	P	139,094,000	P	266,212,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	76,090

Total Permanent Positions	76,090

Other Compensation Common to All
Personnel Economic Relief Allowance	4,416
Clothing and Uniform Allowance	920
Honoraria	3,715
Mid-Year Bonus - Civilian	6,341
Year End Bonus	6,341

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Cash Gift	920
Step Increment	190
Productivity Enhancement Incentive	920

Total Other Compensation Common to All	23,763

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	49
Night Shift Differential Pay	4,734
Lump-sum for filling of Positions - Civilian	2,443

Total Other Compensation for Specific Groups	7,226

Other Benefits
PAG-IBIG Contributions	221
PhilHealth Contributions	684
Employees Compensation Insurance Premiums	221
Loyalty Award - Civilian	145

Total Other Benefits	1,271

Non-Permanent Positions	899

Total Personnel Services	109,249

Maintenance and Other Operating Expenses
Travelling Expenses	2,311
Training and Scholarship Expenses	2,487
Supplies and Materials Expenses	2,359
Utility Expenses	3,500
Communication Expenses	572
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	949
General Services	2,670
Repairs and Maintenance	1,619
Taxes, Insurance Premiums and Other Fees	428
Labor and Wages	496
Other Maintenance and Operating Expenses
Representation Expenses	300
Transportation and Delivery Expenses	8
Membership Dues and Contributions to Organizations	60

Total Maintenance and Other Operating Expenses	17,869

Total Current Operating Expenditures	127,118

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	100,094
Machinery and Equipment Outlay	39,000

Total Capital Outlays	139,094

TOTAL NEW APPROPRIATIONS	266,212

DECEMBER 29, 2017	OFFICIAL GAZETTE	687
STATE UNIVERSITIES AND COLLEGES

M.5. ZAMBOANGA STATE COLLEGE OF MARINE SCIENCES AND TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P193,497,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P39,455,000	P10,244,000	P	P49,699,000
Operations	71,807,000	14,771,000	57,220,000	143,798,000

HIGHER EDUCATION PROGRAM	71,807,000	12,180,000	53,720,000	137,707,000
RESEARCH PROGRAM		1,415,000	3,500,000	4,915,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,176,000		1,176,000

TOTAL NEW APPROPRIATIONS	P111,262,000	P25,015,000	P57,220,000	P193,497,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P33,447,000	P10,244,000	P	P43,691,000
Administration of Personnel Benefits	6,008,000			6,008,000

Sub-total, General Administration and Support	39,455,000	10,244,000		49,699,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased	71,807,000	12,180,000	53,720,000	137,707,000

HIGHER EDUCATION PROGRAM	71,807,000	12,180,000	53,720,000	137,707,000

Provision of Higher Education Services P1,800,000 for Tulong-Dunong	71,807,000	12,180,000		83,987,000

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Project(s)
Locally-Funded Project(s)			53,720,000	53,720,000

Construction of Road Network and Lighting System in Main Campus and Victoria Campus			10,000,000	10,000,000
Provision of Safe Routes and Passages and Rehabilitation of Two (2) Exit Gates with Waiting Shed			1,500,000	1,500,000
Basic Training (formerly SOLAS Center), Phase III			12,120,000	12,120,000
Upgrade of Maritime Education Laboratories, Phase II			4,000,000	4,000,000
Rehabilitation of ZSCMST Learning Center, Phase II			3,010,000	3,010,000
Rehabilitation of ZSCMST Research Center, Phase II			1,500,000	1,500,000
Upgrade of Fisheries and Wet Laboratories Facility			5,000,000	5,000,000
Construction of Coastal Resource Management Center (CRMC)			4,090,000	4,090,000
Construction of Laboratory Building			2,500,000	2,500,000
Construction/Repair/Rehabilitation of Academic Building			5,000,000	5,000,000
Purchase of Various Equipment Outlay			5,000,000	5,000,000
Higher education research improved to promote economic productivity and innovation		1,415,000	3,500,000	4,915,000

RESEARCH PROGRAM		1,415,000	3,500,000	4,915,000

Conduct of Research Services		1,415,000		1,415,000
Project(s)
Locally-Funded Project(s)			3,500,000	3,500,000

Procurement of SCUBA Gears and Appurtenances			3,500,000	3,500,000
Community engagement increased		1,176,000		1,176,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,176,000		1,176,000

Provision of Extension Services		1,176,000		1,176,000

Sub-total, Operations	71,807,000	14,771,000	57,220,000	143,798,000

TOTAL NEW APPROPRIATIONS	P111,262,000	P25,015,000	P57,220,000	P193,497,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	689
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	76,889

Total Permanent Positions	76,889

Other Compensation Common to All
Personnel Economic Relief Allowance	5,208
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	1,085
Honoraria	502
Mid-Year Bonus - Civilian	6,407
Year End Bonus	6,407
Cash Gift	1,085
Step Increment	193
Productivity Enhancement Incentive	1,085

Total Other Compensation Common to All	22,308

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	25
Lump-sum for filling of Positions - Civilian	5,162

Total Other Compensation for Specific Groups	5,187

Other Benefits
PAG-IBIG Contributions	261
PhilHealth Contributions	720
Employees Compensation Insurance Premiums	261
Loyalty Award - Civilian	165
Terminal Leave	2,600

Total Other Benefits	4,007

Non-Permanent Positions	2,871

Total Personnel Services	111,262

Maintenance and Other Operating Expenses
Travelling Expenses	3,797
Training and Scholarship Expenses	6,151

690	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Supplies and Materials Expenses	3,215
Utility Expenses	4,674
Communication Expenses	351
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	117
Professional Services	340
General Services	2,334
Repairs and Maintenance	477
Taxes, Insurance Premiums and Other Fees	95
Labor and Wages	2,333
Other Maintenance and Operating Expenses
Printing and Publication Expenses	183
Membership Dues and Contributions to Organizations	56
Subscription Expenses	292

Total Maintenance and Other Operating Expenses	25,015

Total Current Operating Expenditures	136,277

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	1,500
Infrastructure Outlay	10,000
Buildings and Other Structures	37,220
Machinery and Equipment Outlay	8,500

Total Capital Outlays	57,220

TOTAL NEW APPROPRIATIONS	193,497

DECEMBER 29, 2017	OFFICIAL GAZETTE	691
STATE UNIVERSITIES AND COLLEGES

N. REGION X - NORTHERN MINDANAO

N.l. BUKIDNON STATE UNIVERSITY

For general administration and support, support to operations and operations, including locally-funded project(s), as indicated hereunder	P	424,412,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	24,206,000	P	26,165,000	P		P	50,371,000
Support to Operations		924,000		4,763,000				5,687,000
Operations		160,942,000		75,857,000		131,555,000		368,354,000

HIGHER EDUCATION PROGRAM		150,954,000		73,666,000		126,555,000		351,175,000
ADVANCED EDUCATION PROGRAM		8,414,000						8,414,000
RESEARCH PROGRAM				979,000		5,000,000		5,979,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,574,000		1,212,000				2,786,000

TOTAL NEW APPROPRIATIONS	P	186,072,000	P	106,785,000	P	131,555,000	P	424,412,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	18,537,000	P	26,165,000	P	P	44,702,000
Administration of Personnel Benefits		5,669,000					5,669,000

Sub-total, General Administration and Support		24,206,000		26,165,000			50,371,000

Support to Operations
Auxiliary Services		924,000		4,763,000			5,687,000

Sub-total, Support to Operations		924,000		4,763,000			5,687,000

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Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased	150,954,000	73,666,000	126,555,000	351,175,000

HIGHER EDUCATION PROGRAM	150,954,000	73,666,000	126,555,000	351,175,000

Provision of Higher Education Services P11,800,000 for Tulong-Dunong	150,954,000	73,666,000		224,620,000

Project(s)
Locally-Funded Project(s)			126,555,000	126,555,000

Construction of Campus Road Network and Drainage System, Annex Campus			14,000,000	14,000,000
Construction of Perimeter Fence - Phase II, Annex Campus			10,000,000	10,000,000
Construction of 4-Storey Academic Building with Laboratories, Main Campus			30,000,000	30,000,000
Acquisition of Laboratory Equipment for Chemistry and Physics Laboratory, Main Campus			10,000,000	10,000,000
Acquisition of Laboratory Equipment for Health Services Building, Main Campus			2,555,000	2,555,000
Construction of Academic Building for Education - Phase I			50,000,000	50,000,000
Construction/Repair/Rehabilitation of Academic Building			5,000,000	5,000,000
Purchase of Various Equipment Outlay			5,000,000	5,000,000
Higher education research improved to promote economic productivity and innovation	8,414,000	979,000	5,000,000	14,393,000

ADVANCED EDUCATION PROGRAM	8,414,000			8,414,000

Provision of Advanced Education Services	8,414,000			8,414,000
RESEARCH PROGRAM		979,000	5,000,000	5,979,000

Conduct of Research Services		979,000		979,000
Project(s)
Locally-Funded Project(s)			5,000,000	5,000,000

Acquisition of Various Equipment, Furniture and Fixtures for IP Education Center Use, Main Campus			5,000,000	5,000,000
Community engagement increased	1,574,000	1,212,000		2,786,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	693
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM	1,574,000	1,212,000		2,786,000

Provision of Extension Services	1,574,000	1,212,000		2,786,000

Sub-total, Operations	160,942,000	75,857,000	131,555,000	368,354,000

TOTAL NEW APPROPRIATIONS	P186,072,000	P106,785,000	P131,555,000	P424,412,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	135,616

Total Permanent Positions	135,616

Other Compensation Common to All
Personnel Economic Relief Allowance	8,688
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	1,810
Honoraria	3,106
Mid-Year Bonus - Civilian	11,302
Year End Bonus	11,302
Cash Gift	1,810
Step Increment	339
Productivity Enhancement Incentive	1,810

Total Other Compensation Common to All	40,647

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	13
Lump-sum for filling of Positions - Civilian	5,601

Total Other Compensation for Specific Groups	5,614

Other Benefits
PAG-IBIG Contributions	434
PhilHealth Contributions	1,326
Employees Compensation Insurance Premiums	434
Loyalty Award - Civilian	65
Terminal Leave	68

Total Other Benefits	2,327

Non-Permanent Positions	1,868

694	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Total Personnel Services	186,072

Maintenance and Other Operating Expenses
Travelling Expenses	6,813
Training and Scholarship Expenses	13,920
Supplies and Materials Expenses	11,836
Utility Expenses	11,184
Communication Expenses	744
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	500
General Services	28,730
Repairs and Maintenance	6,350
Taxes, Insurance Premiums and Other Fees	618
Other Maintenance and Operating Expenses
Advertising Expenses	64
Printing and Publication Expenses	1,172
Representation Expenses	1,481
Transportation and Delivery Expenses	148
Membership Dues and Contributions to Organizations	52
Subscription Expenses	577
Other Maintenance and Operating Expenses	22,464

Total Maintenance and Other Operating Expenses	106,785

Total Current Operating Expenditures	292,857

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	14,000
Buildings and Other Structures	95,000
Machinery and Equipment Outlay	20,055
Furniture, Fixtures and Books Outlay	2,500

Total Capital Outlays	131,555

TOTAL NEW APPROPRIATIONS	424,412

N.2. CAMIGUIN POLYTECHNIC STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	78,251,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	695
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	17,286,000	P	4,676,000	P		P	21,962,000
Operations		26,131,000		13,518,000		16,640,000		56,289,000

HIGHER EDUCATION PROGRAM		24,798,000		13,518,000		16,640,000		54,956,000
ADVANCED EDUCATION PROGRAM		1,333,000						1,333,000

TOTAL NEW APPROPRIATIONS	P	43,417,000	P	18,194,000	P	16,640,000	P	78,251,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	9,535,000	P	4,676,000	P		P	14,211,000
Administration of Personnel Benefits		7,751,000						7,751,000

Sub-total, General Administration and Support		17,286,000		4,676,000				21,962,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		24,798,000		13,518,000		16,640,000		54,956,000

HIGHER EDUCATION PROGRAM		24,798,000		13,518,000		16,640,000		54,956,000

Provision of Higher Education Services		24,798,000		13,518,000				38,316,000

Project(s)
Locally-Funded Project(s)						16,640,000		16,640,000

Construction of GAD Child Minding Building/Resource Center						2,318,000		2,318,000
Construction of Additional Computer Laboratory Rooms with Internet Connectivity						4,322,000		4,322,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation		1,333,000						1,333,000

ADVANCED EDUCATION PROGRAM		1,333,000						1,333,000

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Provision of Advanced
Education Services		1,333,000						1,333,000

Sub-total, Operations		26,131,000		13,518,000		16,640,000		56,289,000

TOTAL NEW APPROPRIATIONS	P	43,417,000	P	18,194,000	P	16,640,000	P	78,251,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	26,987

Total Permanent Positions	26,987

Other Compensation Common to All
Personnel Economic Relief Allowance	1,752
Representation Allowance	60
Transportation Allowance	60
Clothing and Uniform Allowance	365
Honoraria	291
Mid-Year Bonus - Civilian	2,249
Year End Bonus	2,249
Cash Gift	365
Step Increment	67
Productivity Enhancement Incentive	365

Total Other Compensation Common to All	7,823

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	185
Lump-sum for filling of Positions - Civilian	5,711
Other Personnel Benefits	2,040

Total Other Compensation for Specific Groups	7,936

Other Benefits
PAG-IBIG Contributions	87
PhilHealth Contributions	270
Employees Compensation Insurance Premiums	87

Total Other Benefits	444

Non-Permanent Positions	227

Total Personnel Services	43,417

DECEMBER 29, 2017	OFFICIAL GAZETTE	697
STATE UNIVERSITIES AND COLLEGES

Maintenance and Other Operating Expenses
Travelling Expenses	3,092
Training and Scholarship Expenses	2,915
Supplies and Materials Expenses	2,974
Utility Expenses	2,884
Communication Expenses	493
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	113
Repairs and Maintenance	2,119
Taxes, Insurance Premiums and Other Fees	218
Other Maintenance and Operating Expenses
Representation Expenses	124
Membership Dues and Contributions to Organizations	113
Subscription Expenses	515
Other Maintenance and Operating Expenses	2,634

Total Maintenance and Other Operating Expenses	18,194

Total Current Operating Expenditures	61,611

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	10,859
Machinery and Equipment Outlay	5,353
Furniture, Fixtures and Books Outlay	428

Total, Capital Outlays	16,640

TOTAL NEW APPROPRIATIONS	78,251

N.3. CENTRAL MINDANAO UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	627,481,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	60,509,000	P	45,932,000	P		P	106,441,000
Support to Operations		54,892,000		6,454,000		31,695,000		93,041,000
Operations		233,909,000		61,692,000		132,398,000		427,999,000

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HIGHER EDUCATION PROGRAM		217,442,000		57,370,000		122,398,000		397,210,000
RESEARCH PROGRAM		8,636,000		2,448,000		10,000,000		21,084,000
TECHNICAL ADVISORY EXTENSION PROGRAM		7,831,000		1,874,000				9,705,000

Total, Programs		349,310,000		114,078,000		164,093,000		627,481,000

TOTAL NEW APPROPRIATIONS	P	349,310,000	P	114,078,000	P	164,093,000	P	627,481,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	43,397,000	P	45,932,000	P		P	89,329,000
Administration of Personnel Benefits		17,112,000						17,112,000

Sub-total, General Administration and Support		60,509,000		45,932,000				106,441,000

Support to Operations
Auxiliary Services		54,892,000		6,454,000				61,346,000

Project(s)
Locally-Funded Project(s)						31,695,000		31,695,000

Construction of Gender and Development (GAD) Multipurpose Center and Its Fixture, Furniture and Equipment						8,000,000		8,000,000
Upgraded and Integrated Human Resources Management, Biometrics Time-Keeping and Payroll System (Software)						500,000		500,000
Access Management System (Software and Hardware)						7,000,000		7,000,000
Comprehensive Integrated Government Financial Management System (CIGFMS)						9,000,000		9,000,000
University Hospital Medical and ICT Equipment						7,195,000		7,195,000

Sub-total, Support to Operations		54,892,000		6,454,000		31,695,000		93,041,000

Operations

DECEMBER 29, 2017	OFFICIAL GAZETTE	699
STATE UNIVERSITIES AND COLLEGES

Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased	217,442,000	57,370,000	122,398,000	397,210,000

HIGHER EDUCATION PROGRAM	217,442,000	57,370,000	122,398,000	397,210,000

Provision of Higher Education Services including P4,700,000 for Tulong-Dunong	217,442,000	57,370,000		274,812,000

Project(s)
Locally-Funded Project(s)			122,398,000	122,398,000

Construction of New College of Education and University Laboratory High School (UHLS) K-12 Building			59,898,000	59,898,000
Completion of the College of Forestry and Environmental Science (CFES) Main Building			7,000,000	7,000,000
Completion of Veterinary Medicine Hospital and Acquisition of Some Equipment			10,000,000	10,000,000
Expansion of Academic Road Network			10,000,000	10,000,000
Expansion of Existing Water Supply System			7,000,000	7,000,000
Prisms Upgrading with Two Additional Modules (Software)			2,000,000	2,000,000
ICT Infrastructure: Data Center and Network Upgrading			6,000,000	6,000,000
MIS ICT and Office Equipment			5,500,000	5,500,000
Construction/Repair/Rehabilitation of Academic Building			5,000,000	5,000,000
Purchase of Various Equipment Outlay			5,000,000	5,000,000
Construction of Covered Walkway, CMU-Main Campus Musuan, Maramag, Bukidnon			5,000,000	5,000,000
Higher education research improved to promote economic productivity and innovation	8,636,000	2,448,000	10,000,000	21,084,000

RESEARCH PROGRAM	8,636,000	2,448,000	10,000,000	21,084,000

Conduct of Research Services	8,636,000	2,448,000		11,084,000
Project(s)
Locally-Funded Project(s)			10,000,000	10,000,000

Research, Development and Extension (RDE) Multipurpose Activity Center			10,000,000	10,000,000

700	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Community engagement increased		7,831,000		1,874,000				9,705,000

TECHNICAL ADVISORY EXTENSION PROGRAM		7,831,000		1,874,000				9,705,000

Provision of Extension Services		7,831,000		1,874,000				9,705,000

Sub-total, Operations		233,909,000		61,692,000		132,398,000		427,999,000

TOTAL NEW APPROPRIATIONS	P	349,310,000	P	114,078,000	P	164,093,000	P	627,481,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	245,432

Total Permanent Positions	245,432

Other Compensation Common to All
Personnel Economic Relief Allowance	18,432
Representation Allowance	132
Transportation Allowance	132
Clothing and Uniform Allowance	3,840
Honoraria	3,698
Mid-Year Bonus - Civilian	20,453
Year End Bonus	20,453
Cash Gift	3,840
Step Increment	613
Productivity Enhancement Incentive	3,840

Total Other Compensation Common to All	75,433

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,875
Lump-sum for filling of Positions - Civilian	9,145
Other Personnel Benefits	2,017

Total Other Compensation for Specific Groups	13,037

Other Benefits
PAG-IBIG Contributions	923
PhilHealth Contributions	2,368
Employees Compensation Insurance Premiums	923
Loyalty Award - Civilian	730
Terminal Leave	5,950

Total Other Benefits	10,894

DECEMBER 29, 2017	OFFICIAL GAZETTE	701
STATE UNIVERSITIES AND COLLEGES

Non-Permanent Positions	4,514

Total Personnel Services	349,310

Maintenance and Other Operating Expenses
Travelling Expenses	3,914
Training and Scholarship Expenses	12,487
Supplies and Materials Expenses	22,747
Utility Expenses	17,373
Communication Expenses	3,510
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	310
Professional Services	1,258
General Services	17,363
Repairs and Maintenance	27,101
Taxes, Insurance Premiums and Other Fees	1,609
Other Maintenance and Operating Expenses
Advertising Expenses	155
Printing and Publication Expenses	309
Representation Expenses	433
Membership Dues and Contributions to Organizations	300
Other Maintenance and Operating Expenses	5,209

Total Maintenance and Other Operating Expenses	114,078

Total Current Operating Expenditures	463,388

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	23,000
Buildings and Other Structures	93,169
Machinery and Equipment Outlay	46,556
Furniture, Fixtures and Books Outlay	1,368

Total Capital Outlays	164,093

TOTAL NEW APPROPRIATIONS	627,481

N.4. MSU-ILIGAN INSTITUTE OF TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	1,011,375,000

702	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	158,657,000	P	64,986,000	P		P	223,643,000
Support to Operations		17,177,000		87,175,000				104,352,000
Operations		536,012,000		91,893,000		55,475,000		683,380,000

HIGHER EDUCATION PROGRAM		489,069,000		43,750,000		55,475,000		588,294,000
ADVANCED EDUCATION PROGRAM		21,119,000		1,543,000				22,662,000
RESEARCH PROGRAM		19,695,000		36,501,000				56,196,000
TECHNICAL ADVISORY EXTENSION PROGRAM		6,129,000		10,099,000				16,228,000

TOTAL NEW APPROPRIATIONS	P	711,846,000	P	244,054,000	P	55,475,000	P	1,011,375,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	69,810,000	P	64,986,000	P		P	134,796,000
Administration of Personnel Benefits		88,847,000						88,847,000

Sub-total, General Administration and Support		158,657,000		64,986,000				223,643,000

Support to Operations
Auxiliary Services		17,177,000		87,175,000				104,352,000

Sub-total, Support to Operations		17,177,000		87,175,000				104,352,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		489,069,000		43,750,000		55,475,000		588,294,000

HIGHER EDUCATION PROGRAM		489,069,000		43,750,000		55,475,000		588,294,000

Provision of Higher Education Services Including P400.000 for Tulong Dunong		489,069,000		43,750,000				532,819,000

Project(s)
Locally-Funded Project(s)						55,475,000		55,475,000

College of Education Laboratory Building Phase I-Integrated

DECEMBER 29, 2017	OFFICIAL GAZETTE	703
STATE UNIVERSITIES AND COLLEGES

Developmental School			45,475,000	45,475,000
Construction/Repair/Rehabilitation of Academic Building			5,000,000	5,000,000
Purchase of Various Equipment Outlay			5,000,000	5,000,000
Higher education research improved to promote economic productivity and innovation	40,814,000	38,044,000		78,858,000

ADVANCED EDUCATION PROGRAM	21,119,000	1,543,000		22,662,000

Provision of Advanced Education Services	21,119,000	1,543,000		22,662,000
RESEARCH PROGRAM	19,695,000	36,501,000		56,196,000

Conduct of Research Services	19,695,000	36,501,000		56,196,000
Community engagement increased	6,129,000	10,099,000		16,228,000

TECHNICAL ADVISORY EXTENSION PROGRAM	6,129,000	10,099,000		16,228,000

Provision of Extension Services	6,129,000	10,099,000		16,228,000

Sub-total, Operations	536,012,000	91,893,000	55,475,000	683,380,000

TOTAL NEW APPROPRIATIONS	P711,846,000	P244,054,000	P55,475,000	P1,011,375,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	488,390

Total Permanent Positions	488,390

Other Compensation Common to All
Personnel Economic Relief Allowance	20,832
Representation Allowance	882
Transportation Allowance	882
Clothing and Uniform Allowance	4,340
Honoraria	1,243
Mid-Year Bonus - Civilian	40,699
Year End Bonus	40,699
Cash Gift	4,340
Step Increment	1,221
Productivity Enhancement Incentive	4,340

Total Other Compensation Common to All	119,478

Other Compensation for Specific Groups

704	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Magna Carta for Public Health Workers	166
Lump-sum for filling of Positions - Civilian	9,241
Lump-sum for HBC 308	3,000
Anniversary Bonus - Civilian	2,631

Total Other Compensation for Specific Groups	15,038

Other Benefits
PAG-IBIG Contributions	1,042
PhilHealth Contributions	3,234
Employees Compensation Insurance Premiums	1,042
Retirement Gratuity	67,380
Terminal Leave	12,226

Total Other Benefits	84,924

Non-Permanent Positions	4,016

Total Personnel Services	711,846

Maintenance and Other Operating Expenses
Travelling Expenses	6,706
Training and Scholarship Expenses	21,258
Supplies and Materials Expenses	13,647
Utility Expenses	52,640
Communication Expenses	5,502
Awards/Rewards and Prizes	9,761
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	25,833
General Services	51,869
Repairs and Maintenance	31,945
Taxes, Insurance Premiums and Other Fees	3,923
Other Maintenance and Operating Expenses
Advertising Expenses	32
Printing and Publication Expenses	3,848
Representation Expenses	693
Transportation and Delivery Expenses	7
Rent/Lease Expenses	158
Membership Dues and Contributions to Organizations	135
Subscription Expenses	118
Other Maintenance and Operating Expenses	15,847

Total Maintenance and Other Operating Expenses	244,054

Total Current Operating Expenditures	955,900

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	50,475
Machinery and Equipment Outlay	5,000

Total Capital Outlays	55,475

TOTAL NEW APPROPRIATIONS	1,011,375

DECEMBER 29, 2017	OFFICIAL GAZETTE	705
STATE UNIVERSITIES AND COLLEGES

N.5. NORTHWESTERN MINDANAO STATE COLLEGE OF SCIENCE AND TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	126,073,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	11,087,000	P	8,857,000	P		P	19,944,000
Operations		21,086,000		3,931,000		81,112,000		106,129,000

HIGHER EDUCATION PROGRAM		21,086,000		1,450,000		81,112,000		103,648,000
RESEARCH PROGRAM				1,833,000				1,833,000
TECHNICAL ADVISORY EXTENSION PROGRAM				648,000				648,000

TOTAL NEW APPROPRIATIONS	P	32,173,000	P	12,788,000	P	81,112,000	P	126,073,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	10,693,000	P	8,857,000	P		P	19,550,000
Administration of Personnel Benefits		394,000						394,000

Sub-total, General Administration and Support		11,087,000		8,857,000				19,944,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		21,086,000		1,450,000		81,112,000		103,648,000

HIGHER EDUCATION PROGRAM		21,086,000		1,450,000		81,112,000		103,648,000

706	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Provision of Higher Education Services		21,086,000		1,450,000				22,536,000

Project(s)
Locally-Funded Project(s)						81,112,000		81,112,000

Construction of Academic Building Right Ming						40,000,000		40,000,000
Purchase/Acquisition of Furniture and Fixtures including Sound System						17,400,000		17,400,000
Construction of Multi-Purpose Building Phase III						3,500,000		3,500,000
Construction of Automative Building Phase II						4,000,000		4,000,000
Construction of Perimeter Fence and Gates						1,712,000		1,712,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Construction of 2-Storey 10 Classroom Senior High School Building						4,500,000		4,500,000
Higher education research improved to promote economic productivity and innovation				1,833,000				1,833,000

RESEARCH PROGRAM				1,833,000				1,833,000

Conduct of Research Services				1,833,000				1,833,000
Community engagement increased				648,000				648,000

TECHNICAL ADVISORY EXTENSION PROGRAM				648,000				648,000

Provision of Extension Services				648,000				648,000

Sub-total, Operations		21,086,000		3,931,000		81,112,000		106,129,000

TOTAL NEW APPROPRIATIONS	P	32,173,000	P	12,788,000	P	81,112,000	P	126,073,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	23,840

DECEMBER 29, 2017	OFFICIAL GAZETTE	707
STATE UNIVERSITIES AND COLLEGES

Total Permanent Positions	23,840

Other Compensation Common to All
Personnel Economic Relief Allowance	1,632
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	340
Honoraria	95
Mid-Year Bonus - Civilian	1,986
Year End Bonus	1,986
Cash Gift	340
Step Increment	59
Productivity Enhancement Incentive	340

Total Other Compensation Common to All	7,102

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	13
Lump-sum for filling of Positions - Civilian	394

Total Other Compensation for Specific Groups	407

Other Benefits
PAG-IBIG Contributions	82
PhilHealth Contributions	250
Employees Compensation Insurance Premiums	82

Total Other Benefits	414

Non-Permanent Positions	410

Total Personnel Services	32,173

Maintenance and Other Operating Expenses
Travelling Expenses	662
Training and Scholarship Expenses	1,036
Supplies and Materials Expenses	1,529
Utility Expenses	5,670
Communication Expenses	247
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	113
Professional Services	789
General Services	583
Repairs and Maintenance	654
Taxes, Insurance Premiums and Other Fees	206
Labor and Wages	62
Other Maintenance and Operating Expenses
Advertising Expenses	10
Printing and Publication Expenses	227
Representation Expenses	206
Membership Dues and Contributions to Organizations	52
Subscription Expenses	21
Other Maintenance and Operating Expenses	721

708	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Total Maintenance and Other Operating Expenses	12,788

Total Current Operating Expenditures	44,961

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	1,712
Buildings and Other Structures	57,000
Machinery and Equipment Outlay	17,515
Furniture, Fixtures and Books Outlay	4,885

Total Capital Outlays	81,112

TOTAL NEW APPROPRIATIONS	126,073

N.6. UNIVERSITY OF SCIENCE AND TECHNOLOGY OF SOUTHERN PHILIPPINES - CAGAYAN DE ORO CAMPUS

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P425,304,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	38,351,000	P	44,750,000	P		P	83,101,000
Support to Operations		5,501,000		2,603,000				8,104,000
Operations		139,262,000		15,744,000		179,093,000		334,099,000

HIGHER EDUCATION PROGRAM		130,907,000		11,117,000		179,093,000		321,117,000
ADVANCED EDUCATION PROGRAM		6,640,000		2,638,000				9,278,000
RESEARCH PROGRAM		1,369,000		1,590,000				2,959,000
TECHNICAL ADVISORY EXTENSION PROGRAM		346,000		399,000				745,000

TOTAL NEW APPROPRIATIONS	P	183,114,000	P	63,097,000	P	179,093,000	P	425,304,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	709
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	16,184,000	P	44,750,000	P		P	60,934,000
Administration of Personnel Benefits		22,167,000						22,167,000

Sub-total, General Administration and Support		38,351,000		44,750,000				83,101,000

Support to Operations
Auxiliary Services		5,501,000		2,603,000				8,104,000

Sub-total, Support to Operations		5,501,000		2,603,000				8,104,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		130,907,000		11,117,000		179,093,000		321,117,000

HIGHER EDUCATION PROGRAM		130,907,000		11,117,000		179,093,000		321,117,000

Provision of Higher Education Services Including P1,400,000 for Tulong Dunong		130,907,000		11,117,000				142,024,000

Project(s)
Locally-Funded Project(s)						179,093,000		179,093,000

Continuation of Flood Protection System for USTP Cagayan de Oro						100,000,000		100,000,000
Construction of Faculty Learning Resource Center						49,093,000		49,093,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Construction of Sports Complex, USTSP Main Campus Cagayan De Oro City						20,000,000		20,000,000
Higher education research improved to promote economic productivity and innovation		8,009,000		4,228,000				12,237,000

ADVANCED EDUCATION PROGRAM		6,640,000		2,638,000				9,278,000

Provision of Advanced Education Services		6,640,000		2,638,000				9,278,000
RESEARCH PROGRAM		1,369,000		1,590,000				2,959,000

Conduct of Research Services		1,369,000		1,590,000				2,959,000

710	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Community engagement increased		346,000		399,000				745,000

TECHNICAL ADVISORY EXTENSION PROGRAM		346,000		399,000				745,000

Provision of Extension Services		346,000		399,000				745,000

Sub-total, Operations		139,262,000		15,744,000		179,093,000		334,099,000

TOTAL NEW APPROPRIATIONS	P	183,114,000	P	63,097,000	P	179,093,000	P	425,304,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	121,384

Total Permanent Positions	121,384

Other Compensation Common to All
Personnel Economic Relief Allowance	7,296
Representation Allowance	222
Transportation Allowance	222
Clothing and Uniform Allowance	1,520
Honoraria	2,517
Mid-Year Bonus - Civilian	10,115
Year End Bonus	10,115
Cash Gift	1,520
Step Increment	303
Productivity Enhancement Incentive	1,520

Total Other Compensation Common to All	35,350

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	180
Lump-sum for filling of Positions - Civilian	19,365
Other Personnel Benefits	529

Total Other Compensation for Specific Groups	20,074

Other Benefits
PAG-IBIG Contributions	364
PhilHealth Contributions	1,119
Employees Compensation Insurance Premiums	364
Terminal Leave	2,273

Total Other Benefits	4,120

Non-Permanent Positions	2,186

DECEMBER 29, 2017	OFFICIAL GAZETTE	711
STATE UNIVERSITIES AND COLLEGES

Total Personnel Services	183,114

Maintenance and Other Operating Expenses
Travelling Expenses	3,113
Training and Scholarship Expenses	4,335
Supplies and Materials Expenses	8,007
Utility Expenses	17,924
Communication Expenses	1,177
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	246
Professional Services	1,289
General Services	9,688
Repairs and Maintenance	6,157
Taxes, Insurance Premiums and Other Fees	5,815
Other Maintenance and Operating Expenses
Advertising Expenses	335
Printing and Publication Expenses	916
Representation Expenses	2,340
Rent/Lease Expenses	314
Membership Dues and Contributions to Organizations	357
Subscription Expenses	759
Donations	26
Other Maintenance and Operating Expenses	299

Total Maintenance and Other Operating Expenses	63,097

Total Current Operating Expenditures	246,211

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	100,000
Buildings and Other Structures	74,093
Machinery and Equipment Outlay	5,000

Total Capital Outlays	179,093

TOTAL NEW APPROPRIATIONS	425,304

N.7. UNIVERSITY OF SCIENCE AND TECHNOLOGY OF SOUTHERN PHILIPPINES - CLAVERIA CAMPUS

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	168,438,000

712	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	12,448,000	P	8,982,000	P		P	21,430,000
Operations		39,127,000		3,787,000		104,094,000		147,008,000

HIGHER EDUCATION PROGRAM		39,127,000		1,831,000		104,094,000		145,052,000
RESEARCH PROGRAM				1,038,000				1,038,000
TECHNICAL ADVISORY EXTENSION PROGRAM				918,000				918,000

TOTAL NEW APPROPRIATIONS	P	51,575,000	P	12,769,000	P	104,094,000	P	168,438,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	11,339,000	P	8,982,000	P		P	20,321,000
Administration of Personnel Benefits		1,109,000						1,109,000

Sub-total, General Administration and Support		12,448,000		8,982,000				21,430,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		39,127,000		1,831,000		104,094,000		145,052,000

HIGHER EDUCATION PROGRAM		39,127,000		1,831,000		104,094,000		145,052,000

Provision of Higher Education Services		39,127,000		1,831,000				40,958,000

Project(s)
Locally-Funded Project(s)						104,094,000		104,094,000

Completion of Solar Powered 5-Storey 25 Classroom Building						52,000,000		52,000,000
Conversion of Old Auditorium into a Multi-Purpose Building/Training Center						25,000,000		25,000,000
Construction of 4-Storey 20 Rooms International Dormitory (Phase I)						17,094,000		17,094,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	713
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation				1,038,000				1,038,000

RESEARCH PROGRAM				1,038,000				1,038,000

Conduct of Research Services				1,038,000				1,038,000
Community engagement increased				918,000				918,000

TECHNICAL ADVISORY EXTENSION PROGRAM				918,000				918,000

Provision of Extension Services				918,000				918,000

Sub-total, Operations		39,127,000		3,787,000		104,094,000		147,008,000

TOTAL NEW APPROPRIATIONS	P	51,575,000	P	12,769,000	P	104,094,000	P	168,438,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	36,471

Total Permanent Positions	36,471

Other Compensation Common to All
Personnel Economic Relief Allowance	1,752
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	365
Honoraria	2,240
Mid-Year Bonus - Civilian	3,039
Year End Bonus	3,039
Cash Gift	365
Step Increment	91
Productivity Enhancement Incentive	365

Total Other Compensation Common to All	11,592

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	42
Lump-sum for filling of Positions - Civilian	1,109

Total Other Compensation for Specific Groups	1,151

Other Benefits
PAG-IBIG Contributions	88
PhilHealth Contributions	280
Employees Compensation Insurance Premiums	88

714	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Loyalty Award - Civilian	10

Total Other Benefits	466

Non-Permanent Positions	1,895

Total Personnel Services	51,575

Maintenance and Other Operating Expenses
Travelling Expenses	1,995
Training and Scholarship Expenses	962
Supplies and Materials Expenses	2,875
Utility Expenses	1,690
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	116
Professional Services	723
General Services	356
Repairs and Maintenance	2,167
Taxes, Insurance Premiums and Other Fees	442
Labor and Wages	69
Other Maintenance and Operating Expenses
Advertising Expenses	76
Printing and Publication Expenses	126
Representation Expenses	139
Transportation and Delivery Expenses	58
Rent/Lease Expenses	75
Membership Dues and Contributions to Organizations	147
Other Maintenance and Operating Expenses	753

Total Maintenance and Other Operating Expenses	12,769

Total Current Operating Expenditures	64,344

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	99,094
Machinery and Equipment Outlay	5,000

Total Capital Outlays	104,094

TOTAL NEW APPROPRIATIONS	168,438

DECEMBER 29, 2017	OFFICIAL GAZETTE	715
STATE UNIVERSITIES AND COLLEGES

O. REGION XI – DAVAO

O.1. COMPOSTELA VALLEY STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P 140,124,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	3,938,000	P	1,635,000	P		P	5,573,000
Operations		23,376,000		4,563,000		106,612,000		134,551,000

HIGHER EDUCATION PROGRAM		23,376,000		3,006,000		100,400,000		126,782,000
RESEARCH PROGRAM				1,046,000		6,212,000		7,258,000
TECHNICAL ADVISORY EXTENSION PROGRAM				511,000				511,000

TOTAL NEW APPROPRIATIONS	P	27,314,000	P	6,198,000	P	106,612,000	P	140,124,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	3,240,000	P	1,635,000	P		P	4,875,000
Administration of Personnel Benefits		698,000						698,000

Sub-total, General Administration and Support		3,938,000		1,635,000				5,573,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		23,376,000		3,006,000		100,400,000		126,782,000

HIGHER EDUCATION PROGRAM		23,376,000		3,006,000		100,400,000		126,782,000

Provision of Higher Education Services		23,376,000		3,006,000		14,400,000		40,782,000

716	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Project(s)
Locally-Funded Project(s)						86,000,000		86,000,000

Completion/Construction of Academic Building in Maragusan Branch						4,000,000		4,000,000
Completion/Construction of Academic Building in Bataan Branch						7,000,000		7,000,000
Completion/Construction of Academic Building in Montevista Branch						6,000,000		6,000,000
Construction of CVSC Main Building-Phase 2						30,000,000		30,000,000
Acquisition of Experimental Farm in Maragusan Branch						5,000,000		5,000,000
Construction of Two (2) Storey 10-Classroom Building in the Municipality of Montevista Compostela Valley						11,000,000		11,000,000
Construction of Two (2) Storey 10-Classroom Building in the Municipality of New Bataan Compostela Valley						23,000,000		23,000,000
Higher education research improved to promote economic productivity and innovation				1,046,000		6,212,000		7,258,000

RESEARCH PROGRAM				1,046,000		6,212,000		7,258,000

Conduct of Research Services				1,046,000		1,212,000		2,258,000
Project(s)
Locally-Funded Project(s)						5,000,000		5,000,000

Construction and Equipping of Research Extension Center (including development of the Marapat Laboratory and Demonstration area)						5,000,000		5,000,000
Community engagement increased				511,000				511,000

TECHNICAL ADVISORY EXTENSION PROGRAM				511,000				511,000

Provision of Extension Services				511,000				511,000

Sub-total, Operations		23,376,000		4,563,000		106,612,000		134,551,000

TOTAL NEW APPROPRIATIONS	P	27,314,000	P	6,198,000	P	106,612,000	P	140,124,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures

DECEMBER 29, 2017	OFFICIAL GAZETTE	717
STATE UNIVERSITIES AND COLLEGES

Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	19,831

Total Permanent Positions	19,831

Other Compensation Common to All
Personnel Economic Relief Allowance	1,680
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	350
Honoraria	72
Mid-Year Bonus - Civilian	1,653
Year End Bonus	1,653
Cash Gift	350
Step Increment	50
Productivity Enhancement Incentive	350

Total Other Compensation Common to All	6,362

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	21
Lump-sum for filling of Positions - Civilian	698

Total Other Compensation for Specific Groups	719

Other Benefits
PAG-IBIG Contributions	84
PhilHealth Contributions	234
Employees Compensation Insurance Premiums	84

Total Other Benefits	402

Total Personnel Services	27,314

Maintenance and Other Operating Expenses
Travelling Expenses	625
Training and Scholarship Expenses	436
Supplies and Materials Expenses	1,639
Utility Expenses	950
Communication Expenses	690
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	100
Professional Services	228
General Services	372
Repairs and Maintenance	100
Taxes, Insurance Premiums and Other Fees	380
Other Maintenance and Operating Expenses
Printing and Publication Expenses	200
Representation Expenses	278
Membership Dues and Contributions to Organizations	100

718	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Other Maintenance and Operating Expenses	100

Total Maintenance and Other Operating Expenses	6,198

Total Current Operating Expenditures	33,512

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	5,000
Buildings and Other Structures	86,000
Machinery and Equipment Outlay	7,612
Furniture, Fixtures and Books Outlay	8,000

Total Capital Outlays	106,612

TOTAL NEW APPROPRIATIONS	140,124

O.2. DAVAO DEL NORTE STATE COLLEGE

For general administration and support, and operations, including locally-funded projects as indicated hereunder	P	127,884,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	18,473,000	P	4,256,000	P		P	22,729,000
Operations		39,757,000		7,718,000		57,680,000		105,155,000

HIGHER EDUCATION PROGRAM		39,617,000		6,352,000		57,680,000		103,649,000
ADVANCED EDUCATION PROGRAM		140,000						140,000
RESEARCH PROGRAM				963,000				963,000
TECHNICAL ADVISORY EXTENSION PROGRAM				403,000				403,000

TOTAL NEW APPROPRIATIONS	P	58,230,000	P	11,974,000	P	57,680,000	P	127,884,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	719
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	15,728,000	P	4,256,000	P		P	19,984,000
Administration of Personnel Benefits		2,745,000						2,745,000

Sub-total, General Administration and Support		18,473,000		4,256,000				22,729,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		39,617,000		6,352,000		57,680,000		103,649,000

HIGHER EDUCATION PROGRAM		39,617,000		6,352,000		57,680,000		103,649,000

Provision of Higher Education Services including P1,000,000 for Tulong Dunong		39,617,000		6,352,000				45,969,000
Project(s)
Locally-Funded Project(s)						57,680,000		57,680,000

Continuation of Gym						10,000,000		10,000,000
Acquisition/Expansion/Improvement of Sports and Recreation Area- Phase 2 (Improvement of Sports and Recreation Area)						10,000,000		10,000,000
DMSC-IT Infrastructure, 2nd Phase-Integrated Management Information System, Software Requirements and Other Equipment						12,680,000		12,680,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Improvement of Instructional Laboratories and Purchase of Equipment						15,000,000		15,000,000
Higher education research improved to promote economic productivity and innovation		140,000		963,000				1,103,000

ADVANCED EDUCATION PROGRAM		140,000						140,000

Provision of Advanced Education Services		140,000						140,000
RESEARCH PROGRAM				963,000				963,000

Conduct of Research Services				963,000				963,000
Community engagement increased				403,000				403,000

TECHNICAL ADVISORY EXTENSION PROGRAM				403,000				403,000

720	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Provision of Extension Services				403,000				403,000

Sub-total, Operations		39,757,000		7,718,000		57,680,000		105,155,000

TOTAL NEW APPROPRIATIONS	P	58,230,000	P	11,974,000	P	57,680,000	P	127,884,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								42,080

Total Permanent Positions								42,080

Other Compensation Common to All
Personnel Economic Relief Allowance								2,832
Representation Allowance								162
Transportation Allowance								162
Clothing and Uniform Allowance								590
Honoraria								321
Mid-Year Bonus - Civilian								3,507
Year End Bonus								3,507
Cash Gift								590
Step Increment								105
Productivity Enhancement Incentive								590

Total Other Compensation Common to All								12,366

Other Compensation for Specific Groups
Magna Carta for Public Health Workers								15
Lump-sum for filling of Positions - Civilian								2,345

Total Other Compensation for Specific Groups								2,360

Other Benefits
PAG-IBIG Contributions								142
PhilHealth Contributions								399
Employees Compensation Insurance Premiums								142
Terminal Leave								400

Total Other Benefits								1,083

Non-Permanent Positions								341

Total Personnel Services								58,230

DECEMBER 29, 2017	OFFICIAL GAZETTE	721
STATE UNIVERSITIES AND COLLEGES

Maintenance and Other Operating Expenses
Travelling Expenses	665
Training and Scholarship Expenses	1,621
Supplies and Materials Expenses	1,102
Utility Expenses	4,373
Communication Expenses	772
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	117
Professional Services	172
General Services	1,791
Repairs and Maintenance	557
Taxes, Insurance Premiums and Other Fees	284
Other Maintenance and Operating Expenses
Printing and Publication Expenses	25
Representation Expenses	430
Membership Dues and Contributions to Organizations	65

Total Maintenance and Other Operating Expenses	11,974

Total Current Operating Expenditures	70,204

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	35,584
Machinery and Equipment Outlay	15,246
Intangible Assets Outlay	6,850

Total Capital Outlays	57,680

TOTAL NEW APPROPRIATIONS	127,884

O.3. DAVAO ORIENTAL STATE COLLEGE OF SCIENCE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	258,623,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	21,680,000	P	8,380,000	P		P	30,060,000
Support to Operations				1,521,000				1,521,000
Operations		71,683,000		13,804,000		141,555,000		227,042,000

HIGHER EDUCATION PROGRAM		71,383,000		10,347,000		141,555,000		223,285,000

722	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

RESEARCH PROGRAM		150,000		1,927,000				2,077,000
TECHNICAL ADVISORY EXTENSION PROGRAM		150,000		1,530,000				1,680,000

TOTAL NEW APPROPRIATIONS	P	93,363,000	P	23,705,000	P	141,555,000	P	258,623,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	17,733,000	P	8,380,000	P		P	26,113,000
Administration of Personnel Benefits		3,947,000						3,947,000

Sub-total, General Administration and Support		21,680,000		8,380,000				30,060,000

Support to Operations
Auxiliary Services				1,521,000				1,521,000

Sub-total, Support to Operations				1,521,000				1,521,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		71,383,000		10,347,000		141,555,000		223,285,000

HIGHER EDUCATION PROGRAM		71,383,000		10,347,000		141,555,000		223,285,000

Provision of Higher Education Services		71,383,000		10,347,000				81,730,000
Project(s)
Locally-Funded Project(s)						141,555,000		141,555,000

Construction of Graduate School Building, Main Campus						19,555,000		19,555,000
Construction of Academic Building, Banaybanay Campus						25,000,000		25,000,000
Construction of Academic Building, Main & SIC Campus						25,000,000		25,000,000
Construction of Drainage System, Main Campus						10,000,000		10,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	723
STATE UNIVERSITIES AND COLLEGES

Construction of Physical Education, Sports and Wellness Center, Main Campus						15,000,000		15,000,000
Construction of Laboratory for BS Criminology, Main Campus						12,000,000		12,000,000
Power House Supply, Main Campus						10,000,000		10,000,000
Establishment of Water System, Main Campus						5,000,000		5,000,000
Completion of the Five-storey Academic Building						20,000,000		20,000,000
Higher education research improved to promote economic productivity and innovation		150,000		1,927,000				2,077,000

RESEARCH PROGRAM		150,000		1,927,000				2,077,000

Conduct of Research Services		150,000		1,927,000				2,077,000
Community engagement increased		150,000		1,530,000				1,680,000

TECHNICAL ADVISORY EXTENSION PROGRAM		150,000		1,530,000				1,680,000

Provision of Extension Services		150,000		1,530,000				1,680,000

Sub-total, Operations		71,683,000		13,804,000		141,555,000		227,042,000

TOTAL NEW APPROPRIATIONS	P	93,363,000	P	23,705,000	P	141,555,000	P	258,623,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	67,874

Total Permanent Positions	67,874

Other Compensation Common to All
Personnel Economic Relief Allowance	4,464
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	930
Honoraria	658
Mid-Year Bonus - Civilian	5,656
Year End Bonus	5,656
Cash Gift	930
Step Increment	170
Productivity Enhancement Incentive	930

724	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Total Other Compensation Common to All Other Compensation for Specific Groups	19,718

Magna Carta for Public Health Workers	288
Lump-sum for filling of Positions - Civilian	3,947

Total Other Compensation for Specific Groups	4,235

Other Benefits
PAG-IBIG Contributions	223
PhilHealth Contributions	667
Employees Compensation Insurance Premiums	223

Total Other Benefits	1,113

Non-Permanent Positions	423

Total Personnel Services	93,363

Maintenance and Other Operating Expenses
Travelling Expenses	1,535
Training and Scholarship Expenses	1,311
Supplies and Materials Expenses	7,347
Utility Expenses	3,203
Communication Expenses	220
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	700
General Services	3,579
Repairs and Maintenance	1,700
Financial Assistance/Subsidy	250
Taxes, Insurance Premiums and Other Fees	2,150
Labor and Wages	600
Other Maintenance and Operating Expenses
Representation Expenses	1,000

Total Maintenance and Other Operating Expenses	23,705

Total Current Operating Expenditures	117,068

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	15,000
Buildings and Other Structures	119,555
Machinery and Equipment Outlay	7,000

Total Capital Outlays	141,555

TOTAL NEW APPROPRIATIONS	258,623

DECEMBER 29, 2017	OFFICIAL GAZETTE	725
STATE UNIVERSITIES AND COLLEGES

O.4. SOUTHERN PHILIPPINES AGRI-BUSINESS AND MARINE AND AQUATIC SCHOOL OF TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	129,573,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	21,095,000	P	4,712,000	P		P	25,807,000
Operations		43,558,000		9,293,000		50,915,000		103,766,000

HIGHER EDUCATION PROGRAM		42,996,000		7,934,000		50,915,000		101,845,000
RESEARCH PROGRAM				875,000				875,000
TECHNICAL ADVISORY EXTENSION PROGRAM		562,000		484,000				1,046,000

TOTAL NEW APPROPRIATIONS	P	64,653,000	P	14,005,000	P	50,915,000	P	129,573,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	13,344,000	P	4,712,000	P		P	18,056,000
Administration of Personnel Benefits		7,751,000						7,751,000

Sub-total, General Administration and Support		21,095,000		4,712,000				25,807,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		42,996,000		7,934,000		50,915,000		101,845,000

HIGHER EDUCATION PROGRAM		42,996,000		7,934,000		50,915,000		101,845,000

Provision of Higher Education Services Including P 500,000 for Tulong Dunong		42,996,000		7,934,000				50,930,000

726	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Project(s)
Locally-Funded Project(s)					50,915,000		50,915,000

Road Network Construction					7,000,000		7,000,000
Perimeter Fencing					6,000,000		6,000,000
Installation of Rainwater Harvesting Facility					5,000,000		5,000,000
Procurement of Machineries and Equipment (Tissue Culture Lab, International Center for Davao Gulf Studies and Agri-Fisheries and Natural Resources)					4,915,000		4,915,000
Establishment of Virtual Library					3,000,000		3,000,000
Upgrading Electrical System					7,000,000		7,000,000
Purchase of Software					1,000,000		1,000,000
Purchase of Equipment and Machineries for the Motorpool					3,000,000		3,000,000
Acquisition of Two (2) Units Vehicle					4,000,000		4,000,000
Construction/Repair/Rehabilitation of Academic Building					5,000,000		5,000,000
Purchase of Various Equipment Outlay					5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation			875,000				875,000

RESEARCH PROGRAM			875,000				875,000

Conduct of Research Services			875,000				875,000
Community engagement increased	562,000		484,000				1,046,000

TECHNICAL ADVISORY EXTENSION PROGRAM	562,000		484,000				1,046,000

Provision of Extension Services	562,000		484,000				1,046,000

Sub-total, Operations	43,558,000		9,293,000		50,915,000		103,766,000

TOTAL NEW APPROPRIATIONS	P64,653,000	P	14,005,000	P	50,915,000	P	129,573,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	43,873

DECEMBER 29, 2017	OFFICIAL GAZETTE	727
STATE UNIVERSITIES AND COLLEGES

Total Permanent Positions	43,873

Other Compensation Common to All
Personnel Economic Relief Allowance	2,592
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	540
Honoraria	240
Mid-Year Bonus - Civilian	3,656
Year End Bonus	3,656
Cash Gift	540
Step Increment	110
Productivity Enhancement Incentive	540

Total Other Compensation Common to All	12,198

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	7,751

Total Other Compensation for Specific Groups	7,751

Other Benefits
PAG-IBIG Contributions	129
PhilHealth Contributions	394
Employees Compensation Insurance Premiums	129

Total Other Benefits	652

Non-Permanent Positions	179

Total Personnel Services	64,653

Maintenance and Other Operating Expenses
Travelling Expenses	1,962
Training and Scholarship Expenses	662
Supplies and Materials Expenses	5,869
Utility Expenses	2,480
Communication Expenses	400
Awards/Rewards and Prizes	50
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	90
General Services	1,133
Taxes, Insurance Premiums and Other Fees	200
Other Maintenance and Operating Expenses
Printing and Publication Expenses	50
Rent/Lease Expenses	50
Membership Dues and Contributions to Organizations	100
Subscription Expenses	60
Other Maintenance and Operating Expenses	789

Total Maintenance and Other Operating Expenses	14,005

Total Current Operating Expenditures	78,658

728	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	6,000
Infrastructure Outlay	7,000
Buildings and Other Structures	14,500
Machinery and Equipment Outlay	18,415
Transportation Equipment Outlay	4,000
Furniture, Fixtures and Books Outlay	1,000

Total Capital Outlays	50,915

TOTAL NEW APPROPRIATIONS	129,573

O.5. UNIVERSITY OF SOUTHEASTERN PHILIPPINES

For general administration and support, support to operations and operations, including locally-funded project(s), as indicated hereunder	P	661,417,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	54,215,000	P	46,935,000	P		P	101,150,000
Support to Operations		2,416,000		2,662,000				5,078,000
Operations		219,225,000		53,871,000		282,093,000		555,189,000

HIGHER EDUCATION PROGRAM		201,164,000		43,191,000		232,093,000		476,448,000
ADVANCED EDUCATION PROGRAM		16,291,000		1,906,000		50,000,000		68,197,000
RESEARCH PROGRAM		1,036,000		7,787,000				8,823,000
TECHNICAL ADVISORY EXTENSION PROGRAM		734,000		987,000				1,721,000

TOTAL NEW APPROPRIATIONS	P	275,856,000	P	103,468,000	P	282,093,000	P	661,417,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	729
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	25,641,000	P	46,935,000	P		P	72,576,000
Administration of Personnel Benefits		28,574,000						28,574,000

Sub-total, General Administration and Support		54,215,000		46,935,000				101,150,000

Support to Operations
Auxiliary Services		2,416,000		2,662,000				5,078,000

Sub-total, Support to Operations		2,416,000		2,662,000				5,078,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		201,164,000		43,191,000		232,093,000		476,448,000

HIGHER EDUCATION PROGRAM		201,164,000		43,191,000		232,093,000		476,448,000

Provision of Higher Education Services Including P 3,750,000 for for Tulong Dunong		201,164,000		43,191,000				244,355,000
Project(s)
Locally-Funded Project(s)						232,093,000		232,093,000

Completion of 5-Storey Information Technology (IT) Building						10,000,000		10,000,000
Construction of 5-storey Quality Assurance, Accreditation and TLE Building (Phase 2)						30,000,000		30,000,000
Completion of Science Laboratory Building in Tagum-Mabini Campus						9,093,000		9,093,000
Construction of Administrative Building (Phase I)						100,000,000		100,000,000
Completion of Seven (7) Storey Multi-media Learning Resource Center						75,000,000		75,000,000
Repair/Rehabilitation of the University Gymnasium and Cultural Center						8,000,000		8,000,000
Higher education research improved to promote economic productivity and innovation		17,327,000		9,693,000		50,000,000		77,020,000

ADVANCED EDUCATION PROGRAM		16,291,000		1,906,000		50,000,000		68,197,000

Provision of Advanced Education Services		16,291,000		1,906,000				18,197,000
Project(s)

730	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Locally-Funded Project(s)						50,000,000		50,000,000

Establishment of CGB Graduate School Building (Phase 2)						50,000,000		50,000,000
RESEARCH PROGRAM		1,036,000		7,787,000				8,823,000

Conduct of Research Services		1,036,000		7,787,000				8,823,000
Community engagement increased		734,000		987,000				1,721,000

TECHNICAL ADVISORY EXTENSION PROGRAM		734,000		987,000				1,721,000

Provision of Extension Services		734,000		987,000				1,721,000

Sub-total, Operations		219,225,000		53,871,000		282,093,000		555,189,000

TOTAL NEW APPROPRIATIONS	P	275,856,000	P	103,468,000	P	282,093,000	P	661,417,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	191,368

Total Permanent Positions	191,368

Other Compensation Common to All
Personnel Economic Relief Allowance	10,392
Representation Allowance	228
Transportation Allowance	228
Clothing and Uniform Allowance	2,165
Honoraria	2,943
Mid-Year Bonus - Civilian	15,948
Year End Bonus	15,948
Cash Gift	2,165
Step Increment	479
Productivity Enhancement Incentive	2,165

Total Other Compensation Common to All	52,661

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	602
Lump-sum for filling of Positions - Civilian	26,904

Total Other Compensation for Specific Groups	27,506

Other Benefits

DECEMBER 29, 2017	OFFICIAL GAZETTE	731
STATE UNIVERSITIES AND COLLEGES

PAG-IBIG Contributions	519
PhilHealth Contributions	1,613
Employees Compensation Insurance Premiums	519
Terminal Leave	1,670

Total Other Benefits	4,321

Total Personnel Services	275,856

Maintenance and Other Operating Expenses
Travelling Expenses	3,650
Training and Scholarship Expenses	5,450
Supplies and Materials Expenses	17,517
Utility Expenses	24,677
Communication Expenses	2,060
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	12,877
General Services	6,000
Repairs and Maintenance	3,065
Taxes, Insurance Premiums and Other Fees	510
Other Maintenance and Operating Expenses
Advertising Expenses	500
Printing and Publication Expenses	375
Representation Expenses	4,200
Membership Dues and Contributions to Organizations	250
Other Maintenance and Operating Expenses	22,157

Total Maintenance and Other Operating Expenses	103,468

Total Current Operating Expenditures	379,324

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	282,093

Total Capital Outlays	282,093

TOTAL NEW APPROPRIATIONS	661,417

732	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

P. REGION XII - SOCCSKSARGEN

P.1. COTABATO STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	123,910,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	24,040,000	P	6,472,000	P		P	30,512,000
Operations		75,538,000		7,260,000		10,600,000		93,398,000

HIGHER EDUCATION PROGRAM		75,538,000		5,753,000		10,600,000		91,891,000
RESEARCH PROGRAM				797,000				797,000
TECHNICAL ADVISORY EXTENSION PROGRAM				710,000				710,000

TOTAL NEW APPROPRIATIONS	P	99,578,000	P	13,732,000	P	10,600,000	P	123,910,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	16,028,000	P	6,472,000	P		P	22,500,000
Administration of Personnel Benefits		8,012,000						8,012,000

Sub-total, General Administration and Support		24,040,000		6,472,000				30,512,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		75,538,000		5,753,000		10,600,000		91,891,000

HIGHER EDUCATION PROGRAM		75,538,000		5,753,000		10,600,000		91,891,000

Provision of Higher Education Services Including P 1,000,000 for Tulong Dunong		75,538,000		5,753,000				81,291,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	733
STATE UNIVERSITIES AND COLLEGES

Project(s)
Locally-Funded Project(s)						10,600,000		10,600,000

Construction and/or Rehabilitation of Multi-Purpose Building including P500,000 for Sports Facilities						600,000		600,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation				797,000				797,000

RESEARCH PROGRAM				797,000				797,000

Conduct of Research Services				797,000				797,000
Community engagement increased				710,000				710,000

TECHNICAL ADVISORY EXTENSION PROGRAM				710,000				710,000

Provision of Extension Services				710,000				710,000

Sub-total, Operations		75,538,000		7,260,000		10,600,000		93,398,000

TOTAL NEW APPROPRIATIONS	P	99,578,000	P	13,732,000	P	10,600,000	P	123,910,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	68,471

Total Permanent Positions	68,471

Other Compensation Common to All
Personnel Economic Relief Allowance	4,896
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	1,020
Honoraria	992
Mid-Year Bonus - Civilian	5,706
Year End Bonus	5,706
Cash Gift	1,020
Step Increment	171
Productivity Enhancement Incentive	1,020

734	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Total Other Compensation Common to All	20,855

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	4,440

Total Other Compensation for Specific Groups	4,440

Other Benefits
PAG-IBIG Contributions	244
PhilHealth Contributions	735
Employees Compensation Insurance Premiums	244
Terminal Leave	3,572

Total Other Benefits	4,795

Non-Permanent Positions	1,017

Total Personnel Services	99,578

Maintenance and Other Operating Expenses
Travelling Expenses	3,291
Training and Scholarship Expenses	1,395
Supplies and Materials Expenses	3,806
Utility Expenses	1,038
Communication Expenses	858
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	174
Professional Services	667
Repairs and Maintenance	1,616
Taxes, Insurance Premiums and Other Fees	248
Other Maintenance and Operating Expenses
Advertising Expenses	51
Printing and Publication Expenses	28
Representation Expenses	237
Transportation and Delivery Expenses	134
Membership Dues and Contributions to Organizations	157
Subscription Expenses	32

Total Maintenance and Other Operating Services	13,732

Total Current Operating Expenditures	113,310

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	5,600
Machinery and Equipment Outlay	5,000

Total Capital Outlays	10,600

TOTAL NEW APPROPRIATIONS	123,910

DECEMBER 29, 2017	OFFICIAL GAZETTE	735
STATE UNIVERSITIES AND COLLEGES

P.2. COTABATO FOUNDATION COLLEGE OF SCIENCE AND TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	218,639,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	34,097,000	P	9,474,000	P		P	43,571,000
Operations		63,095,000		32,361,000		79,612,000		175,068,000

HIGHER EDUCATION PROGRAM		51,424,000		16,657,000		79,612,000		147,693,000
ADVANCED EDUCATION PROGRAM				961,000				961,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,764,000		1,379,000				4,143,000
CUSTODIAL CARE PROGRAM		8,907,000		13,364,000				22,271,000

TOTAL NEW APPROPRIATIONS	P	97,192,000	P	41,835,000	P	79,612,000	P	218,639,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	27,203,000	P	9,474,000	P		P	36,677,000
Administration of Personnel Benefits		6,894,000						6,894,000

Sub-total, General Administration and Support		34,097,000		9,474,000				43,571,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		51,424,000		16,657,000		79,612,000		147,693,000

HIGHER EDUCATION PROGRAM		51,424,000		16,657,000		79,612,000		147,693,000

Provision of Higher Education Services Including P2,950,000 for Tulong Dunong		51,424,000		16,657,000				68,081,000

736	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Higher education research improved to promote economic productivity and innovation				961,000		79,612,000		80,573,000

Project(s)
Locally-Funded Project(s)						79,612,000		79,612,000

Enhanced IT Teaching Aids/Equipment and Laboratory Facilities						3,612,000		3,612,000
Upgraded Furnitures and Fixtures						3,000,000		3,000,000
Construction of College of Education Building (Phase 1)						10,000,000		10,000,000
Repair of School Buildings and Facilities						6,000,000		6,000,000
Construction of Agriculture Building						6,000,000		6,000,000
Road Network/Concreting						10,000,000		10,000,000
Continuation of Construction of Drainage Canal						13,000,000		13,000,000
College Fencing						5,000,000		5,000,000
Soil Erosion Control Project						10,000,000		10,000,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Construction of Men’s Dormitory, DFCST, Arakan, North Cotabato						3,000,000		3,000,000
ADVANCED EDUCATION PROGRAM				961,000				961,000

Provision of Advanced Education Services				961,000				961,000
Community engagement increased		11,671,000		14,743,000				26,414,000

TECHNICAL ADVISORY EXTENSION PROGRAM		2,764,000		1,379,000				4,143,000

Provision of Extension Services		2,764,000		1,379,000				4,143,000
CUSTODIAL CARE PROGRAM		8,907,000		13,364,000				22,271,000

Provision of Custodial Care Services		8,907,000		13,364,000				22,271,000

Sub-total, Operations		63,095,000		32,361,000		79,612,000		175,068,000

TOTAL NEW APPROPRIATIONS	P	97,192,000	P	41,835,000	P	79,612,000	P	218,639,00

DECEMBER 29, 2017	OFFICIAL GAZETTE	737
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	61,293

Total Permanent Positions	61,293

Other Compensation Common to All
Personnel Economic Relief Allowance	4,752
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	990
Honoraria	4,739
Mid-Year Bonus - Civilian	5,108
Year End Bonus	5,108
Cash Gift	990
Step Increment	154
Productivity Enhancement Incentive	990

Total Other Compensation Common to All	23,155

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	3,397
Lump-sum for filling of Positions - Civilian	5,477

Total Other Compensation for Specific Groups	8,874

Other Benefits
PAG-IBIG Contributions	238
PhilHealth Contributions	608
Employees Compensation Insurance Premiums	238
Terminal Leave	1,417

Total Other Benefits	2,501

Non-Permanent Positions	1,369

Total Personnel Services	97,192

Maintenance and Other Operating Expenses
Travelling Expenses	1,931
Training and Scholarship Expenses	12,217
Supplies and Materials Expenses	16,427
Utility Expenses	2,690
Communication Expenses	400
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
General Services	2,034
Repairs and Maintenance	4,287
Taxes, Insurance Premiums and Other Fees	403
Other Maintenance and Operating Expenses

738	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Printing and Publication Expenses	100
Representation Expenses	869
Membership Dues and Contributions to Organizations	117
Subscription Expenses	250

Total Maintenance and Other Operating Services	41,835

Total Current Operating Expenditures	139,027

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	33,000
Buildings and Other Structures	35,000
Machinery and Equipment Outlay	8,612
Furniture, Fixtures and Books Outlay	3,000

Total Capital Outlays	79,612

TOTAL NEW APPROPRIATIONS	218,639

P.3. SULTAN KUDARAT STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	359,356,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	40,437,000	P	16,360,000	P		P	56,797,000
Operations		124,348,000		41,656,000		136,555,000		302,559,000

HIGHER EDUCATION PROGRAM		124,348,000		24,484,000		136,555,000		285,387,000
ADVANCED EDUCATION PROGRAM				2,032,000				2,032,000
RESEARCH PROGRAM				13,171,000				13,171,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,969,000				1,969,000

TOTAL NEW APPROPRIATIONS	P	164,785,000	P	58,016,000	P	136,555,000	P	359,356,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	739
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	18,669,000	P	16,360,000	P		P	35,029,000
Administration of Personnel Benefits		21,768,000						21,768,000

Sub-total, General Administration and Support		40,437,000		16,360,000				56,797,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		124,348,000		24,484,000		136,555,000		285,387,000

HIGHER EDUCATION PROGRAM		124,348,000		24,484,000		136,555,000		285,387,000

Provision of Higher Education Services Including P1,300,000 for Tulong Dunong		124,348,000		24,484,000		13,055,000		161,887,000
Higher education research improved to promote economic productivity and innovation				15,203,000		123,500,000		138,703,000

Project(s)
Locally-Funded Project(s)						123,500,000		123,500,000

Construction of Academic Building						97,500,000		97,500,000
Construction/Expansion/Rehabilitation of Academic Building						11,000,000		11,000,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Construction of Male Dormitory Building, SKSU-ACCESS Campus, Tacurong City, Sultan Kudarat						5,000,000		5,000,000
ADVANCED EDUCATION PROGRAM				2,032,000				2,032,000

Provision of Advanced Education Services				2,032,000				2,032,000
RESEARCH PROGRAM				13,171,000				13,171,000

Conduct of Research Services				13,171,000				13,171,000
Community engagement increased				1,969,000				1,969,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,969,000				1,969,000

Provision of Extension Services				1,969,000				1,969,000

740	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Sub-total, Operations		124,348,000		41,656,000		136,555,000		302,559,000

TOTAL NEW APPROPRIATIONS	P	164,785,000	P	58,016,000	P	136,555,000	P	359,356,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	110,238

Total Permanent Positions	110,238

Other Compensation Common to All
Personnel Economic Relief Allowance	6,312
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	1,315
Honoraria	1,115
Mid-Year Bonus - Civilian	9,187
Year End Bonus	9,187
Cash Gift	1,315
Step Increment	275
Productivity Enhancement Incentive	1,315

Total Other Compensation Common to All	30,345

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	13
Lump-sum for filling of Positions - Civilian	19,253

Total Other Compensation for Specific Groups	19,266

Other Benefits
PAG-IBIG Contributions	315
PhilHealth Contributions	998
Employees Compensation Insurance Premiums	315
Terminal Leave	2,515

Total Other Benefits	4,143

Non-Permanent Positions	793

Total Personnel Services	164,785

DECEMBER 29, 2017	OFFICIAL GAZETTE	741
STATE UNIVERSITIES AND COLLEGES

Maintenance and Other Operating Expenses
Travelling Expenses	7,598
Training and Scholarship Expenses	9,210
Supplies and Materials Expenses	12,647
Utility Expenses	7,286
Communication Expenses	4,210
Survey, Research, Exploration and Development Expenses	450
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	115
Professional Services	8,588
Repairs and Maintenance	4,623
Taxes, Insurance Premiums and Other Fees	141
Labor and Wages	100
Other Maintenance and Operating Expenses
Advertising Expenses	227
Printing and Publication Expenses	634
Representation Expenses	1,475
Transportation and Delivery Expenses	180
Membership Dues and Contributions to Organizations	390
Subscription Expenses	142

Total Maintenance and Other Operating Services	58,016

Total Current Operating Expenditures	222,801

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	118,500
Machinery and Equipment Outlay	18,055

Total Capital Outlays	136,555

TOTAL NEW APPROPRIATIONS	359,356

P.4. UNIVERSITY OF SOUTHERN MINDANAO

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	613,227,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	83,527,000	P	24,836,000	P		P	108,363,000
Support to Operations		8,806,000		332,000				9,138,000
Operations		285,156,000		36,477,000		174,093,000		495,726,000

HIGHER EDUCATION PROGRAM		254,580,000		22,383,000		174,093,000		451,056,000

742	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

ADVANCED EDUCATION PROGRAM		24,011,000		967,000				24,978,000
RESEARCH PROGRAM		5,542,000		11,854,000				17,396,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,023,000		1,273,000				2,296,000

TOTAL NEW APPROPRIATIONS	P	377,489,000	P	61,645,000	P	174,093,000	P	613,227,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	78,768,000	P	24,836,000	P		P	103,604,000
Administration of Personnel Benefits		4,759,000						4,759,000

Sub-total, General Administration and Support		83,527,000		24,836,000				108,363,000

Support to Operations
Auxiliary Services		8,806,000		332,000				9,138,000

Sub-total, Support to Operations		8,806,000		332,000				9,138,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		254,580,000		22,383,000		174,093,000		451,056,000

HIGHER EDUCATION PROGRAM		254,580,000		22,383,000		174,093,000		451,056,000

Provision of Higher Education Services including P11,000,000 for Tulong-Dunong		254,580,000		22,383,000				276,963,000
Project(s)
Locally-Funded Project(s)						174,093,000		174,093,000

3-Storey CBDEM Academic Building (24 Classrooms)						40,000,000		40,000,000
3-Storey CHEFS Laboratory Building						20,000,000		20,000,000
USM- KCC Academic Building - Phase I						10,000,000		10,000,000
University Learning Resource Center Refurbishment						9,093,000		9,093,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	743
STATE UNIVERSITIES AND COLLEGES

Completion of Unfinished Auditorium						50,000,000		50,000,000
Construction of Women’s Dorm						20,000,000		20,000,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Construction of New Information and Communication Building USM Main Campus, Kabacan, North Cotabato						5,000,000		5,000,000
Construction of Technical-Vocational Building USM Main Campus, Kabacan, North Cotabato						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		29,553,000		12,821,000				42,374,000

ADVANCED EDUCATION PROGRAM		24,011,000		967,000				24,978,000

Provision of Advanced Education Services		24,011,000		967,000				24,978,000
RESEARCH PROGRAM		5,542,000		11,854,000				17,396,000

Conduct of Research Services		5,542,000		11,854,000				17,396,000
Community engagement increased		1,023,000		1,273,000				2,296,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,023,000		1,273,000				2,296,000

Provision of Extension Services		1,023,000		1,273,000				2,296,000

Sub-total, Operations		285,156,000		36,477,000		174,093,000		495,726,000

TOTAL NEW APPROPRIATIONS	P	377,489,000	P	61,645,000	P	174,093,000	P	613,227,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	270,397

Total Permanent Positions	270,397

Other Compensation Common to All
Personnel Economic Relief Allowance	15,264
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	3,180
Honoraria	3,105

744	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Mid-Year Bonus - Civilian	22,532
Year End Bonus	22,532
Cash Gift	3,180
Step Increment	677
Productivity Enhancement Incentive	3,180

Total Other Compensation Common to All	74,214

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	562
Lump-sum for filling of Positions - Civilian	18,769

Total Other Compensation for Specific Groups	19,331

Other Benefits
PAG-IBIG Contributions	762
PhilHealth Contributions	2,313
Employees Compensation Insurance Premiums	762
Loyalty Award - Civilian	882
Terminal Leave	4,759

Total Other Benefits	9,478

Non-Permanent Positions	4,069

Total Personnel Services	377,489

Maintenance and Other Operating Expenses
Travelling Expenses	3,868
Training and Scholarship Expenses	14,585
Supplies and Materials Expenses	6,292
Utility Expenses	10,991
Communication Expenses	543
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	95
Professional Services	339
General Services	4,524
Repairs and Maintenance	3,779
Financial Assistance/Subsidy	13,626
Taxes, Insurance Premiums and Other Fees	936
Other Maintenance and Operating Expenses
Representation Expenses	1,450
Membership Dues and Contributions to Organizations	158
Subscription Expenses	3
Other Maintenance and Operating Expenses	456

Total Maintenance and Other Operating Services	61,645

Total Current Operating Expenditures	439,134

DECEMBER 29, 2017	OFFICIAL GAZETTE	745
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	169,093
Machinery and Equipment Outlay	5,000

Total Capital Outlays	174,093

TOTAL NEW APPROPRIATIONS	613,227

746	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Q. REGION XIII - CARAGA

Q.1. AGUSAN DEL SUR STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

For general administration and support, support to operations and operations, including locally-funded project(s), as indicated hereunder	P	180,451,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	12,496,000	P	6,693,000	P		P	19,189,000
Support to Operations				228,000				228,000
Operations		32,963,000		3,977,000		124,094,000		161,034,000

HIGHER EDUCATION PROGRAM		32,963,000		2,423,000		124,094,000		159,480,000
RESEARCH PROGRAM				437,000				437,000
TECHNICAL ADVISORY EXTENSION PROGRAM				409,000				409,000
ADVANCED HIGHER EDUCATION PROGRAM				708,000				708,000

TOTAL NEW APPROPRIATIONS	P	45,459,000	P	10,898,000	P	124,094,000	P	180,451,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	12,496,000	P	6,693,000	P	P	19,189,000

Sub-total, General Administration and Support		12,496,000		6,693,000			19,189,000

Support to Operations
Auxiliary Services				228,000			228,000

Sub-total, Support to Operations				228,000			228,000

Operations

DECEMBER 29, 2017	OFFICIAL GAZETTE	747
STATE UNIVERSITIES AND COLLEGES

Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		32,963,000		2,423,000		124,094,000		159,480,000

HIGHER EDUCATION PROGRAM		32,963,000		2,423,000		124,094,000		159,480,000

Provision of Higher Education Services		32,963,000		2,423,000				35,386,000
Project(s)
Locally-Funded Project(s)						124,094,000		124,094,000

Construction of ICT Complex (W/ e-library)						94,094,000		94,094,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Construction of College Dormitory, ASSCAT Bunawan, Agusan del Sur						20,000,000		20,000,000
Higher education research improved to promote economic productivity and innovation				846,000				846,000

ADVANCED EDUCATION PROGRAM				437,000				437,000

Provision of Advanced Higher Education Services				437,000				437,000
RESEARCH PROGRAM				409,000				409,000

Conduct of Research Services				409,000				409,000
Community engagement increased				708,000				708,000

TECHNICAL ADVISORY EXTENSION PROGRAM				708,000				708,000

Provision of Extension Services				708,000				708,000

Sub-total, Operations		32,963,000		3,977,000		124,094,000		161,034,000

TOTAL NEW APPROPRIATIONS	P	45,459,000	P	10,898,000	P	124,094,000	P	180,451,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	29,718

Total Permanent Positions	29,718

748	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Other Compensation Common to All
Personnel Economic Relief Allowance	2,016
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	420
Honoraria	97
Mid-Year Bonus - Civilian	2,476
Year End Bonus	2,476
Cash Gift	420
Step Increment	74
Productivity Enhancement Incentive	420

Total Other Compensation Common to All	8,735

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	203
Lump-sum for filling of Positions - Civilian	6,072

Total Other Compensation for Specific Groups	6,275

Other Benefits
PAG-IBIG Contributions	101
PhilHealth Contributions	292
Employees Compensation Insurance Premiums	101

Total Other Benefits	494

Non-Permanent Positions	237

Total Personnel Services	45,459

Maintenance and Other Operating Expenses
Travelling Expenses	1,094
Training and Scholarship Expenses	1,017
Supplies and Materials Expenses	1,563
Utility Expenses	1,037
Communication Expenses	128
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	185
Professional Services	481
General Services	2,962
Repairs and Maintenance	1,540
Taxes, Insurance Premiums and Other Fees	467
Other Maintenance and Operating Expenses
Advertising Expenses	96
Printing and Publication Expenses	104
Representation Expenses	42
Transportation and Delivery Expenses	18
Rent/Lease Expenses	61
Membership Dues and Contributions to Organizations	63
Subscription Expenses	40

Total Maintenance and Other Operating Expenses	10,898

Total Current Operating Expenditures	56,357

DECEMBER 29, 2017	OFFICIAL GAZETTE	749
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	119,094
Machinery and Equipment Outlay	5,000

Total Capital Outlays	124,094

TOTAL NEW APPROPRIATIONS	180,451

Q.2. CARAGA STATE UNIVERSITY

For general administration and support, support to operations and operations, including locally-funded project(s), as indicated hereunder	P	308,952,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	19,478,000	P	29,956,000	P		P	49,434,000
Support to Operations						8,000,000		8,000,000
Operations		120,457,000		17,967,000		113,094,000		251,518,000

HIGHER EDUCATION PROGRAM		120,227,000		14,593,000		113,094,000		247,914,000
ADVANCED EDUCATION PROGRAM		30,000		415,000				445,000
RESEARCH PROGRAM		100,000		2,236,000				2,336,000
TECHNICAL ADVISORY EXTENSION PROGRAM		100,000		723,000				823,000

TOTAL NEW APPROPRIATIONS	P	139,935,000	P	47,923,000	P	121,094,000	P	308,952,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	19,478,000	P	29,956,000	P	P	49,434,000

750	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Sub-total, General Administration and Support	19,478,000	29,956,000		49,434,000

Support to Operations
Project(s)
Locally-Funded Project(s)			8,000,000	8,000,000

Land Improvement of Administration Buildings			8,000,000	8,000,000

Sub-total, Support to Operations			8,000,000	8,000,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased	120,227,000	14,593,000	113,094,000	247,914,000

HIGHER EDUCATION PROGRAM	120,227,000	14,593,000	113,094,000	247,914,000

Provision of Higher Education Services Including P 4,000,000 for Tulong Dunong	120,227,000	14,593,000		134,820,000

Project(s)
Locally-Funded Project(s)			113,094,000	113,094,000

Construction of Industrial Technovation			23,000,000	23,000,000
Construction of State of the Art Library Phase 3			35,094,000	35,094,000
Construction of Administration Building Phase III-B with Furniture and Fixtures			10,000,000	10,000,000
Construction of CAS Multipurpose Building			20,000,000	20,000,000
Construction/Repair/Rehabilitation of Academic Building			5,000,000	5,000,000
Purchase of Various Equipment Outlay			5,000,000	5,000,000
Construction of Information Communication Technology (ICT) Center, including Equipment, Main Campus, Butuan City, Agusan del Norte			15,000,000	15,000,000
Higher education research improved to promote economic productivity and innovation	130,000	2,651,000		2,781,000

ADVANCED EDUCATION PROGRAM	30,000	415,000		445,000

Provision of Advanced Education Services	30,000	415,000		445,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	751
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM		100,000		2,236,000				2,336,000

Conduct of Research Services		100,000		2,236,000				2,336,000
Community engagement increased		100,000		723,000				823,000

TECHNICAL ADVISORY EXTENSION PROGRAM		100,000		723,000				823,000

Provision of Extension Services		100,000		723,000				823,000

Sub-total, Operations		120,457,000		17,967,000		113,094,000		251,518,000

TOTAL NEW APPROPRIATIONS	P	139,935,000	P	47,923,000	P	121,094,000	P	308,952,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	104,904

Total Permanent Positions	104,904

Other Compensation Common to All
Personnel Economic Relief Allowance	6,888
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	1,435
Honoraria	680
Mid-Year Bonus - Civilian	8,742
Year End Bonus	8,742
Cash Gift	1,435
Step Increment	263
Productivity Enhancement Incentive	1,435

Total Other Compensation Common to All	29,956

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	211
Lump-sum for filling of Positions - Civilian	2,568

Total Other Compensation for Specific Groups	2,779

Other Benefits
PAG-IBIG Contributions	344
PhilHealth Contributions	1,025
Employees Compensation Insurance Premiums	344

Total Other Benefits	1,713

Non-Permanent Positions	583

752	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Total Personnel Services	139,935

Maintenance and Other Operating Expenses
Travelling Expenses	3,675
Training and Scholarship Expenses	7,246
Supplies and Materials Expenses	8,526
Utility Expenses	8,105
Communication Expenses	947
Awards/Rewards and Prizes	225
Survey, Research, Exploration and Development Expenses	225
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	300
Professional Services	2,941
General Services	5,607
Repairs and Maintenance	5,115
Taxes, Insurance Premiums and Other Fees	2,017
Other Maintenance and Operating Expenses
Printing and Publication Expenses	595
Representation Expenses	2,087
Transportation and Delivery Expenses	5
Rent/Lease Expenses	98
Membership Dues and Contributions to Organizations	9
Subscription Expenses	200

Total Maintenance and Other Operating Expenses	47,923

Total Current Operating Expenditures	187,858

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	8,000
Buildings and Other Structures	103,094
Machinery and Equipment Outlay	10,000

Total Capital Outlays	121,094

TOTAL NEW APPROPRIATIONS	308,952

Q.3. SURIGAO DEL SUR STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	272,088,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	753
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	35,987,000	P	21,977,000	P		P	57,964,000
Operations		125,005,000		29,158,000		59,961,000		214,124,000

HIGHER EDUCATION PROGRAM		124,609,000		16,743,000		59,961,000		201,313,000
ADVANCED EDUCATION PROGRAM		164,000		1,354,000				1,518,000
RESEARCH PROGRAM		116,000		5,881,000				5,997,000
TECHNICAL ADVISORY EXTENSION PROGRAM		116,000		5,180,000				5,296,000

TOTAL NEW APPROPRIATIONS	P	160,992,000	P	51,135,000	P	59,961,000	P	272,088,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	35,640,000	P	21,977,000	P		P	57,617,000
Administration of Personnel Benefits		347,000						347,000

Sub-total, General Administration and Support		35,987,000		21,977,000				57,964,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		124,609,000		16,743,000		59,961,000		201,313,000

HIGHER EDUCATION PROGRAM		124,609,000		16,743,000		59,961,000		201,313,000

Provision of Higher Education Services		124,609,000		16,743,000				141,352,000
Project(s)
Locally-Funded Project(s)						59,961,000		59,961,000

Construction of Academic Buildings (Six Campuses)						39,961,000		39,961,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Construction of Academic Building, Surigao del Sur State University, Tandag City, Surigao del Sur						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		280,000		7,235,000				7,515,000

754	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

ADVANCED EDUCATION PROGRAM		164,000		1,354,000				1,518,000

Provision of Advanced Education Services		164,000		1,354,000				1,518,000
RESEARCH PROGRAM		116,000		5,881,000				5,997,000

Conduct of Research Services		116,000		5,881,000				5,997,000
Community engagement increased		116,000		5,180,000				5,296,000

TECHNICAL ADVISORY EXTENSION PROGRAM		116,000		5,180,000				5,296,000

Provision of Extension Services		116,000		5,180,000				5,296,000

Sub-total, Operations		125,005,000		29,158,000		59,961,000		214,124,000

TOTAL NEW APPROPRIATIONS	P	160,992,000	P	51,135,000	P	59,961,000	P	272,088,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	108,895

Total Permanent Positions	108,895

Other Compensation Common to All
Personnel Economic Relief Allowance	7,944
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	1,655
Honoraria	396
Mid-Year Bonus - Civilian	9,074
Year End Bonus	9,074
Cash Gift	1,655
Step Increment	272
Productivity Enhancement Incentive	1,655

Total Other Compensation Common to All	32,061

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	537
Lump-sum for filling of Positions - Civilian	15,844

Total Other Compensation for Specific Groups	16,381

DECEMBER 29, 2017	OFFICIAL GAZETTE	755
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	397
PhilHealth Contributions	1,145
Employees Compensation Insurance Premiums	397
Terminal Leave	347

Total Other Benefits	2,286

Non-Permanent Positions	1,369

Total Personnel Services	160,992

Maintenance and Other Operating Expenses
Travelling Expenses	9,147
Training and Scholarship Expenses	3,350
Supplies and Materials Expenses	11,334
Utility Expenses	5,736
Communication Expenses	670
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,500
Professional Services	5,079
General Services	4,118
Repairs and Maintenance	6,672
Taxes, Insurance Premiums and Other Fees	330
Other Maintenance and Operating Expenses
Advertising Expenses	620
Printing and Publication Expenses	180
Representation Expenses	1,651
Transportation and Delivery Expenses	175
Membership Dues and Contributions to Organizations	185
Subscription Expenses	388

Total Maintenance and Other Operating Expenses	51,135

Total Current Operating Expenditures	212,127

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	54,961
Machinery and Equipment Outlay	5,000

Total Capital Outlays	59,961

TOTAL NEW APPROPRIATIONS	272,088

Q.4. SURIGAO STATE COLLEGE OF TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	325,560,000

756	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	17,448,000	P	19,671,000	P		P	37,119,000
Operations		124,980,000		56,367,000		107,094,000		288,441,000

HIGHER EDUCATION PROGRAM		124,980,000		45,177,000		107,094,000		277,251,000
ADVANCED EDUCATION PROGRAM				2,904,000				2,904,000
RESEARCH PROGRAM				4,615,000				4,615,000
TECHNICAL ADVISORY EXTENSION PROGRAM				3,671,000				3,671,000

TOTAL NEW APPROPRIATIONS	P	142,428,000	P	76,038,000	P	107,094,000	P	325,560,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	17,019,000	P	19,671,000	P		P	36,690,000
Administration of Personnel Benefits		429,000						429,000

Sub-total, General Administration and Support		17,448,000		19,671,000				37,119,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		124,980,000		45,177,000		107,094,000		277,251,000

HIGHER EDUCATION PROGRAM		124,980,000		45,177,000		107,094,000		277,251,000

Provision of Higher Education Services Including P4,800,000 for Tulong Dunong		124,980,000		45,177,000				170,157,000

Project(s)
Locally-Funded Project(s)						107,094,000		107,094,000

Rehabilitation of 5-Storey Commercial and Engineering Building-Phase 1 including procurement of Laboratory and Training Equipment-P20M						50,000,000		50,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	757
STATE UNIVERSITIES AND COLLEGES

Rehabilitation of Three (3) Storey Research Building-Phase 1						7,000,000		7,000,000
Rehabilitation of Three (3) Storey Engineering Annex Building Phase 1						3,000,000		3,000,000
Rehabilitation of Two (2) Storey Related Subject Building (Main) - Phase 1						14,000,000		14,000,000
Rehabilitation of Two (2) Storey Mechanical Technology Building Phase 1 (including procurement of Laboratory and Training Equipment-P4N)						7,000,000		7,000,000
Rehabilitation of Two (2) Storey Technology Building Phase 1 (including procurement of Laboratory and Training Equipment-P7M)						16,094,000		16,094,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation				7,519,000				7,519,000

ADVANCED EDUCATION PROGRAM				2,904,000				2,904,000

Provision of Advanced Education Services				2,904,000				2,904,000
RESEARCH PROGRAM				4,615,000				4,615,000

Conduct of Research Services				4,615,000				4,615,000
Community engagement increased				3,671,000				3,671,000

TECHNICAL ADVISORY EXTENSION PROGRAM				3,671,000				3,671,000

Provision of Extension Services				3,671,000				3,671,000

Sub-total, Operations		124,980,000		56,367,000		107,094,000		288,441,000

TOTAL NEW APPROPRIATIONS	P	142,428,000	P	76,038,000	P	107,094,000	P	325,560,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	94,150

Total Permanent Positions	94,150

758	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Other Compensation Common to All
Personnel Economic Relief Allowance	5,568
Representation Allowance	108
Transportation Allowance	108
Clothing and Uniform Allowance	1,160
Honoraria	836
Mid-Year Bonus – Civilian	7,846
Year End Bonus	7,846
Cash Gift	1,160
Step Increment	236
Productivity Enhancement Incentive	1,160

Total Other Compensation Common to All	26,028

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	216
Lump-sum for filling of Positions – Civilian	17,285

Total Other Compensation for Specific Groups	17,501

Other Benefits
PAG-IBIG Contributions	279
PhilHealth Contributions	917
Employees Compensation Insurance Premiums	279
Terminal Leave	429

Total Other Benefits	1,904

Non-Permanent Positions	2,845

Total Personnel Services	142,428

Maintenance and Other Operating Expenses
Travelling Expenses	6,980
Training and Scholarship Expenses	14,987
Supplies and Materials Expenses	13,020
Utility Expenses	8,577
Communication Expenses	1,838
Survey, Research, Exploration and Development Expenses	50
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	210
Professional Services	3,330
General Services	13,624
Repairs and Maintenance	8,400
Taxes, Insurance Premiums and Other Fees	2,438
Other Maintenance and Operating Expenses
Advertising Expenses	125
Printing and Publication Expenses	130
Representation Expenses	905
Transportation and Delivery Expenses	5
Rent/Lease Expenses	280
Membership Dues and Contributions to Organizations	80
Subscription Expenses	30
Other Maintenance and Operating Expenses	1,029

DECEMBER 29, 2017	OFFICIAL GAZETTE	759
STATE UNIVERSITIES AND COLLEGES

Total Maintenance and Other Operating Expenses	76,038

Total Current Operating Expenditures	218,466

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	102,094
Machinery and Equipment Outlay	5,000

Total Capital Outlays	107,094

TOTAL NEW APPROPRIATIONS	325,560

760	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

R. AUTONOMOUS REGION IN MUSLIM MINDANAO (ARMM)

R.1. ADIONG MEMORIAL POLYTECHNIC STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	117,678,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	9,220,000	P	12,066,000	P		P	21,286,000
Support to Operations		2,000		540,000				542,000
Operations		16,504,000		6,698,000		72,648,000		95,850,000

HIGHER EDUCATION PROGRAM		16,239,000		895,000		72,648,000		89,782,000
ADVANCED EDUCATION PROGRAM		265,000		551,000				816,000
RESEARCH PROGRAM				1,642,000				1,642,000
TECHNICAL ADVISORY EXTENSION PROGRAM				3,610,000				3,610,000

TOTAL NEW APPROPRIATIONS	P	25,726,000	P	19,304,000	P	72,648,000	P	117,678,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	9,220,000	P	12,066,000	P	P	21,286,000

Sub-total, General Administration and Support		9,220,000		12,066,000			21,286,000

Support to Operations
Auxiliary Services		2,000		540,000			542,000

Sub-total, Support to Operations		2,000		540,000			542,000

Operations

DECEMBER 29, 2017	OFFICIAL GAZETTE	761
STATE UNIVERSITIES AND COLLEGES

Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		16,239,000		895,000		72,648,000		89,782,000

HIGHER EDUCATION PROGRAM		16,239,000		895,000		72,648,000		89,782,000

Provision of Higher Education Services		16,239,000		895,000				17,134,000

Project(s)
Locally-Funded Project(s)						72,648,000		72,648,000

Construction of 2-Storey College of Forestry Building						16,516,000		16,516,000
Construction of 2-Storey College of Business Administration Building						16,516,000		16,516,000
Construction of 2-Storey Laboratory Building I						16,616,000		16,616,000
Completion of Perimeter Fencing						9,000,000		9,000,000
Completion of Science Lecture Hall - Phase III						4,000,000		4,000,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation		265,000		2,193,000				2,458,000

ADVANCED EDUCATION PROGRAM		265,000		551,000				816,000

Provision of Advanced Education Services		265,000		551,000				816,000
RESEARCH PROGRAM				1,642,000				1,642,000

Provision of Research Services				1,642,000				1,642,000
Community engagement increased				3,610,000				3,610,000

TECHNICAL ADVISORY EXTENSION PROGRAM				3,610,000				3,610,000

Provision of Extension Services				3,610,000				3,610,000

Sub-total, Operations		16,504,000		6,698,000		72,648,000		95,850,000

TOTAL NEW APPROPRIATIONS	P	25,726,000	P	19,304,000	P	72,648,000	P	117,678,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

762	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Basic Salary	18,319

Total Permanent Positions	18,319

Other Compensation Common to All
Personnel Economic Relief Allowance	1,272
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	265
Honoraria	167
Mid-Year Bonus - Civilian	1,526
Year End Bonus	1,526
Cash Gift	265
Step Increment	46
Productivity Enhancement Incentive	265

Total Other Compensation Common to All	5,656

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	13

Total Other Compensation for Specific Groups	13

Other Benefits
PAG-IBIG Contributions	64
PhilHealth Contributions	193
Employees Compensation Insurance Premiums	64
Retirement Gratuity	576
Terminal Leave	576

Total Other Benefits	1,473

Non-Permanent Positions	265

Total Personnel Services	25,726

Maintenance and Other Operating Expenses
Travelling Expenses	2,952
Supplies and Materials Expenses	2,474
Utility Expenses	1,200
Communication Expenses	475
Awards/Rewards and Prizes	190
Professional Services	775
General Services	831
Repairs and Maintenance	658
Taxes, Insurance Premiums and Other Fees	200
Labor and Wages	3,741
Other Maintenance and Operating Expenses
Advertising Expenses	522
Printing and Publication Expenses	1,149
Representation Expenses	812
Transportation and Delivery Expenses	544
Rent/Lease Expenses	866
Membership Dues and Contributions to Organizations	565
Other Maintenance and Operating Expenses	1,350

DECEMBER 29, 2017	OFFICIAL GAZETTE	763
STATE UNIVERSITIES AND COLLEGES

Total Maintenance and Other Operating Expenses	19,304

Total Current Operating Expenditures	45,030

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	9,000
Buildings and Other Structures	58,648
Machinery and Equipment Outlay	5,000

Total Capital Outlays	72,648

TOTAL NEW APPROPRIATIONS	117,678

R.2. BASILAN STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	160,894,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	17,622,000	P	8,131,000	P		P	25,753,000
Operations		41,298,000		17,231,000		76,612,000		135,141,000

HIGHER EDUCATION PROGRAM		41,298,000		16,080,000		76,612,000		133,990,000
RESEARCH PROGRAM				588,000				588,000
TECHNICAL ADVISORY EXTENSION PROGRAM				563,000				563,000

TOTAL NEW APPROPRIATIONS	P	58,920,000	P	25,362,000	P	76,612,000	P	160,894,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	16,141,000	P	8,131,000	P	P	24,272,000
Administration of Personnel Benefits		1,481,000					1,481,000

Sub-total, General Administration and Support		17,622,000		8,131,000			25,753,000

764	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		41,298,000		16,080,000		76,612,000		133,990,000

HIGHER EDUCATION PROGRAM		41,298,000		16,080,000		76,612,000		133,990,000

Provision of Higher Education Services		41,298,000		16,080,000				57,378,000

Project(s)
Locally-Funded Project(s)						76,612,000		76,612,000

Construction of 4- Storey, 32-Classroom Guiding for College of Arts and Sciences at Main Campus						66,612,000		66,612,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation				588,000				588,000

RESEARCH PROGRAM				588,000				588,000

Conduct of Research Services				588,000				588,000
Community engagement increased				563,000				563,000

TECHNICAL ADVISORY EXTENSION PROGRAM				563,000				563,000

Provision of Extension Services				563,000				563,000

Sub-total, Operations		41,298,000		17,231,000		76,612,000		135,141,000

TOTAL NEW APPROPRIATIONS	P	58,920,000	P	25,362,000	P	76,612,000	P	160,894,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	42,700

Total Permanent Positions	42,700

Other Compensation Common to All
Personnel Economic Relief Allowance	3,048
Representation Allowance	162

DECEMBER 29, 2017	OFFICIAL GAZETTE	765
STATE UNIVERSITIES AND COLLEGES

Transportation Allowance	162
Clothing and Uniform Allowance	635
Honoraria	207
Mid-Year Bonus - Civilian	3,559
Year End Bonus	3,559
Cash Gift	635
Step Increment	107
Productivity Enhancement Incentive	635

Total Other Compensation Common to All	12,709

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	13
Lump-sum for filling of Positions - Civilian	1,481

Total Other Compensation for Specific Groups	1,494

Other Benefits
PAG-IBIG Contributions	152
PhilHealth Contributions	439
Employees Compensation Insurance Premiums	152
Loyalty Award - Civilian	90

Total Other Benefits	833

Non-Permanent Positions	1,184

Total Personnel Services	58,920

Maintenance and Other Operating Expenses
Travelling Expenses	2,715
Training and Scholarship Expenses	390
Supplies and Materials Expenses	3,115
Utility Expenses	5,635
Communication Expenses	493
Awards/Rewards and Prizes	171
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	4,835
General Services	2,517
Repairs and Maintenance	727
Taxes, Insurance Premiums and Other Fees	396
Labor and Wages	2,323
Other Maintenance and Operating Expenses
Advertising Expenses	22
Printing and Publication Expenses	5
Representation Expenses	1,229
Transportation and Delivery Expenses	79
Rent/Lease Expenses	422
Membership Dues and Contributions to Organizations	178

Total Maintenance and Other Operating Expenses	25,362

Total Current Operating Expenditures	84,282

766	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	71,612
Machinery and Equipment Outlay	5,000

Total Capital Outlays	76,612

TOTAL NEW APPROPRIATIONS	160,894

R.3. MINDANAO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	2,839,148,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	493,067,000	P	92,505,000	P	20,000,000	P	605,572,000
Support to Operations		73,494,000		2,685,000				76,179,000
Operations		1,902,356,000		139,131,000		115,910,000		2,157,397,000

HIGHER EDUCATION PROGRAM		1,790,825,000		85,705,000		68,560,000		1,945,090,000
ADVANCED EDUCATION PROGRAM		10,049,000		798,000				10,847,000
RESEARCH PROGRAM		74,983,000		50,972,000		47,350,000		173,305,000
TECHNICAL ADVISORY EXTENSION PROGRAM		26,499,000		1,656,000				28,155,000

TOTAL NEW APPROPRIATIONS	P	2,468,917,000	P	234,321,000	P	135,910,000	P	2,839,148,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	372,600,000	P	92,505,000	P		P	465,105,000

Region X - Northern Mindanao		21,264,000		10,526,000				31,790,000

Mindanao State University - Naawan		21,264,000		10,526,000				31,790,000
Autonomous Region in Muslim Mindanao (ARMM)		351,336,000		81,979,000				433,315,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	767
STATE UNIVERSITIES AND COLLEGES

Mindanao State University - General Santos	46,879,000	10,121,000		57,000,000
Mindanao State University - Maguindanao	34,361,000	5,949,000		40,310,000
Mindanao State University - Marawi	250,459,000	59,178,000		309,637,000
Mindanao State University - Sulu	19,637,000	6,731,000		26,368,000
Administration of Personnel Benefits	120,467,000			120,467,000

Region X - Northern Mindanao	6,078,000			6,078,000

Mindanao State University - Naaman	6,078,000			6,078,000
Autonomous Region in Muslim Mindanao (ARMM)	114,389,000			114,389,000

Mindanao State University - General Santos	1,485,000			1,485,000
Mindanao State University - Magnindanao	6,879,000			6,879,000
Mindanao State University - Marawi	104,840,000			104,840,000
Mindanao State University - Sulu	1,185,000			1,185,000
Project(s)
Locally-Funded Project(s)			20,000,000	20,000,000

Construction of Faculty Housing, MSU-Marawi			20,000,000	20,000,000

Sub-total, General Administration and Support	493,067,000	92,505,000	20,000,000	605,572,000

Support to Operations
Auxiliary Services	73,494,000	2,685,000		76,179,000

Region X - Northern Mindanao	2,798,000	160,000		2,958,000

Mindanao State University - Naaman	2,798,000	160,000		2,958,000
Autonomous Region in Muslim Mindanao (ARMM)	70,696,000	2,525,000		73,221,000

Mindanao State University - General Santos	12,088,000	1,276,000		13,364,000
Mindanao State University - Maguindanao	8,495,000	254,000		8,749,000
Mindanao State University - Marawi	48,659,000	638,000		49,297,000
Mindanao State University - Sulu	1,454,000	357,000		1,811,000

Sub-Total, Support to Operations	73,494,000	2,685,000		76,179,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased	1,790,825,000	85,705,000	68,560,000	1,945,090,000

768	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

HIGHER EDUCATION PROGRAM	1,790,825,000	85,705,000	68,560,000	1,945,090,000

Provision of Higher Education Services including P2,000,000 for Tulong-Dunong	1,790,825,000	85,705,000		1,876,530,000

Region X - Northern Mindanao	51,853,000	3,283,000		55,136,000

Mindanao State University - Maawan	51,853,000	3,283,000		55,136,000
Autonomous Region in Muslim Mindanao (ARMM)	1,738,972,000	82,422,000		1,821,394,000

Mindanao State University - General Santos	220,587,000	12,200,000		232,787,000
Mindanao State University - Maguindanao	128,851,000	6,009,000		134,860,000
Mindanao State University - Marawi	1,260,476,000	61,493,000		1,321,969,000
Mindanao State University - Sulu	129,058,000	2,720,000		131,778,000
Project(s)
Locally-Funded Project(s)			68,560,000	68,560,000

Construction of a Senior High School Building- NSU Maguindanao			10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)			10,000,000	10,000,000

Mindanao State University - Maguindanao			10,000,000	10,000,000
Repair and Rehabilitation of Existing Buildings, NSU- General Santos			6,000,000	6,000,000

Autonomous Region in Muslim Mindanao (ARMM)			6,000,000	6,000,000

Mindanao State University - General Santos			6,000,000	6,000,000
Construction of Boys Doraintory - MSU Maawan			5,000,000	5,000,000

Region X - Northern Mindanao			5,000,000	5,000,000

Mindanao State University - Maawan			5,000,000	5,000,000
Fish Processing and Laboratory Buillding - MSU - Sulu			4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)			4,000,000	4,000,000

Mindanao State University - Sulu			4,000,000	4,000,000
Construction, Repair and Rehabilitation of Academic Buildings			13,000,000	13,000,000

Autonomous Region in Muslim Mindanao (ARMM)			13,000,000	13,000,000

Mindanao State University - Marawi			13,000,000	13,000,000
Furnishing of Furnitures, Fixtures and Equipment for the Colleges of Mindanao State University-Marawi			10,560,000	10,560,000

Autonomous Region in Muslim Mindanao (ARMM)			10,560,000	10,560,000

Mindanao State University - Marawi			10,560,000	10,560,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	769
STATE UNIVERSITIES AND COLLEGES

Purchase of Various Equipment Outlay			5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)			5,000,000	5,000,000

Mindanao State University - Marawi			5,000,000	5,000,000
Construction of Academic Building (Additional Classroom Building), MSU General Santos			5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)			5,000,000	5,000,000

Mindanao State University - Marawi			5,000,000	5,000,000
Construction of Academic Building, MSU - Maigo School of Arts and Trades			10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)			10,000,000	10,000,000

Mindanao State University - Marawi			10,000,000	10,000,000
Higher education research improved to promote economic productivity and innovation	85,032,000	51,770,000	47,350,000	184,152,000

ADVANCED EDUCATION PROGRAM	10,049,000	798,000		10,847,000

Provision of Advanced Education Services	10,049,000	798,000		10,847,000

Autonomous Region in Muslim Mindanao (ARMM)	10,049,000	798,000		10,847,000

Mindanao State University - General Santos		25,000		25,000
Mindanao State University - Maguindanao	5,168,000	358,000		5,526,000
Mindanao State University - Marawi	4,881,000	415,000		5,296,000
RESEARCH PROGRAM	74,983,000	50,972,000	47,350,000	173,305,000

Conduct of Research Services	74,983,000	50,972,000	47,350,000	173,305,000

Region X - Northern Mindanao	24,600,000	545,000		25,145,000

Mindanao State University - Naawan	24,600,000	545,000		25,145,000
Autonomous Region in Muslim Mindanao (ARMM)	50,383,000	2,777,000		53,160,000

Mindanao State University - General Santos	5,411,000	805,000		6,216,000
Mindanao State University - Maguindanao	6,802,000	620,000		7,422,000
Mindanao State University - Marami	32,049,000	924,000		32,973,000
Mindanao State University - Sulu	6,121,000	428,000		6,549,000
Project(s)
Locally-Funded Project(s)		47,650,000	47,350,000	95,000,000

Cultural Heritage Mapping Project, MSU-Marawi		5,000,000		5,000,000

770	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Autonomous Region in Muslim Mindanao (ARMM)				5,000,000				5,000,000

Mindanao State University - Marawi				5,000,000				5,000,000
Construction/Establishment of Cultural Heritage Center, MSU-Marawi				33,650,000		41,350,000		75,000,000

Autonomous Region in Muslim Mindanao (ARMM)				33,650,000		41,350,000		75,000,000

Mindanao State University - Marawi				33,650,000		41,350,000		75,000,000
Establishment of Crab Hutchery Center, MSU-Maawan				9,000,000		6,000,000		15,000,000

Autonomous Region in Muslim Mindanao (ARMM)				9,000,000		6,000,000		15,000,000

Mindanao State University - Marawi				9,000,000		6,000,000		15,000,000
Community engagement increased		26,499,000		1,656,000				28,155,000

TECHNICAL ADVISORY EXTENSION PROGRAM		26,499,000		1,656,000				28,155,000

Provision of Extension Services		26,499,000		1,656,000				28,155,000

Region X - Northern Mindanao		3,806,000		178,000				3,984,000

Mindanao State University - Maawan		3,806,000		178,000				3,984,000
Autonomous Region in Muslim Mindanao (ARMM)		22,693,000		1,478,000				24,171,000

Mindanao State University - General Santos		2,839,000		315,000				3,154,000
Mindanao State University - Maguindanao		5,744,000		533,000				6,277,000
Mindanao State University - Marawi		14,110,000		630,000				14,740,000

Sub-total, Operations		1,902,356,000		139,131,000		115,910,000		2,157,397,000

TOTAL NEW APPROPRIATIONS	P	2,468,917,000	P	234,321,000	P	135,910,000	P	2,839,148,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,798,028

Total Permanent Positions	1,798,028

Other Compensation Common to All
Personnel Economic Relief Allowance	100,824
Representation Allowance	4,434
Transportation Allowance	4,374

DECEMBER 29, 2017	OFFICIAL GAZETTE	771
STATE UNIVERSITIES AND COLLEGES

Clothing and Uniform Allowance	21,005
Honoraria	4,098
Mid-Year Bonus - Civilian	149,834
Year End Bonus	149,834
Cash Gift	21,005
Step Increment	4,498
Productivity Enhancement Incentive	21,005

Total Other Compensation Common to All	480,911

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	861
Lump-sum for filling of Positions - Civilian	5,748
Lump-sum for NBC 308	11,000
Anniversary Bonus - Civilian	1,683

Total Other Compensation for Specific Groups	19,292

Other Benefits
PAG-IBIG Contributions	5,041
PhilHealth Contributions	14,162
Employees Compensation Insurance Premiums	5,041
Retirement Gratuity	76,931
Terminal Leave	37,788

Total Other Benefits	138,963

Non-Permanent Positions	31,723

Total Personnel Services	2,468,917

Maintenance and Other Operating Expenses
Travelling Expenses	13,226
Training and Scholarship Expenses	20,157
Supplies and Materials Expenses	28,170
Utility Expenses	37,712
Communication Expenses	1,819
Awards/Rewards and Prizes	160
Survey, Research, Exploration and Development Expenses	38,680
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	874
Professional Services	2,480
General Services	20,897
Repairs and Maintenance	24,031
Financial Assistance/Subsidy	825
Taxes, Insurance Premiums and Other Fees	648
Labor and Wages	145
Other Maintenance and Operating Expenses
Advertising Expenses	162
Printing and Publication Expenses	311
Representation Expenses	532
Transportation and Delivery Expenses	280
Rent/Lease Expenses	856
Membership Dues and Contributions to Organizations	237
Other Maintenance and Operating Expenses	42,119

772	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Total Maintenance and Other Operating Expenses	234,321

Total Current Operating Expenditures	2,703,238

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	5,000
Buildings and Other Structures	100,350
Machinery and Equipment Outlay	20,000
Furniture, Fixtures and Books Outlay	10,560

Total Capital Outlays	135,910

TOTAL NEW APPROPRIATIONS	2,839,148

R.4. MSU-TAWI-TAWI COLLEGE OF TECHNOLOGY AND OCEANOGRAPHY

For general administration and support, support to operations and operations, including locally-funded project(s), as indicated hereunder	P	555,981,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	66,007,000	P	19,967,000	P		P	85,974,000
Support to Operations		28,674,000		1,908,000		20,000,000		50,582,000
Operations		329,488,000		38,750,000		51,187,000		419,425,000

HIGHER EDUCATION PROGRAM		304,056,000		33,609,000		51,187,000		388,852,000
ADVANCED EDUCATION PROGRAM		11,126,000		1,660,000				12,786,000
RESEARCH PROGRAM		9,454,000		2,211,000				11,665,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,852,000		1,270,000				6,122,000

TOTAL NEW APPROPRIATIONS	P	424,169,000	P	60,625,000	P	71,187,000	P	555,981,000

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support

DECEMBER 29, 2017	OFFICIAL GAZETTE	773
STATE UNIVERSITIES AND COLLEGES

General Management and Supervision	P	49,121,000	P	19,967,000	P		P	69,088,000
Administration of Personnel Benefits		16,886,000						16,886,000

Sub-total, General Administration and Support		66,007,000		19,967,000				85,974,000

Support to Operations
Auxiliary Services		28,674,000		1,908,000		20,000,000		50,582,000

Project(s)
Locally-Funded Project(s)
Construction of Dormitories						20,000,000		20,000,000

Sub-total, Support to Operations		28,674,000		1,908,000		20,000,000		50,582,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		304,056,000		33,609,000		51,187,000		388,852,000

HIGHER EDUCATION PROGRAM		304,056,000		33,609,000		51,187,000		388,852,000

Provision of Higher Education Services		304,056,000		33,609,000				337,665,000

Project(s)
Locally-Funded Project(s)						51,187,000		51,187,000

Construction of Science Study Center - Phase III						10,000,000		10,000,000
Construction of 30-Classroom, 3-Storey Building - Phase III						20,000,000		20,000,000
Perimeter Fencing of Fisheries and Marine Science Research and Landing Station						5,000,000		5,000,000
Construction of Fish Enclosure Demo Laboratory						2,000,000		2,000,000
Quality Control Laboratory Equipment						2,000,000		2,000,000
Hatchery Equipment						2,187,000		2,187,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation		20,580,000		3,871,000				24,451,000

ADVANCED EDUCATION PROGRAM		11,126,000		1,660,000				12,786,000

Provision of Advanced Education Services		11,126,000		1,660,000				12,786,000
RESEARCH PROGRAM		9,454,000		2,211,000				11,665,000

774	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Conduct of Research Services		9,454,000		2,211,000				11,665,000
Community engagement increased		4,852,000		1,270,000				6,122,000

TECHNICAL ADVISORY EXTENSION PROGRAM		4,852,000		1,270,000				6,122,000

Provision of Extension Services		4,852,000		1,270,000				6,122,000

Sub-total, Operations		329,488,000		38,750,000		51,187,000		419,425,000

TOTAL NEW APPROPRIATIONS	P	424,169,000	P	60,625,000	P	71,187,000	P	555,981,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	305,926

Total Permanent Positions	305,926

Other Compensation Common to All
Personnel Economic Relief Allowance	21,144
Representation Allowance	846
Transportation Allowance	846
Clothing and Uniform Allowance	4,405
Honoraria	728
Mid-Year Bonus - Civilian	25,495
Year End Bonus	25,495
Cash Gift	4,405
Step Increment	766
Productivity Enhancement Incentive	4,405

Total Other Compensation Common to All	88,535

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	99
Lump-sum for NBC 308	2,000

Total Other Compensation for Specific Groups	2,099

Other Benefits
PAG-IBIG Contributions	1,056
PhilHealth Contributions	2,736
Employees Compensation Insurance Premiums	1,056
Terminal Leave	16,886

Total Other Benefits	21,734

Non-Permanent Positions	5,875

DECEMBER 29, 2017	OFFICIAL GAZETTE	775
STATE UNIVERSITIES AND COLLEGES

Total Personnel Services	424,169

Maintenance and Other Operating Expenses
Travelling Expenses	2,850
Training and Scholarship Expenses	13,290
Supplies and Materials Expenses	5,219
Utility Expenses	14,398
Communication Expenses	2,600
Survey, Research, Exploration and Development Expenses	1,120
Professional Services	960
General Services	2,000
Repairs and Maintenance	1,900
Other Maintenance and Operating Expenses
Advertising Expenses	300
Printing and Publication Expenses	770
Representation Expenses	800
Other Maintenance and Operating Expenses	14,418

Total Maintenance and Other Operating Expenses	60,625

Total Current Operating Expenditures	484,794

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	62,000
Machinery and Equipment Outlay	9,187

Total Capital Outlays	71,187

TOTAL NEW APPROPRIATIONS	555,981

R.5. SULU STATE COLLEGE

For general administration and support, and operations, including Locally-funded project(s), as indicated hereunder	P	120,224,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	23,695,000	P	8,044,000	P		P	31,739,000
Operations		65,602,000		6,883,000		16,000,000		88,485,000

HIGHER EDUCATION PROGRAM		65,602,000		4,549,000		16,000,000		86,151,000
RESEARCH PROGRAM				1,167,000				1,167,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,167,000				1,167,000

TOTAL NEW APPROPRIATIONS	P	89,297,000	P	14,927,000	P	16,000,000	P	120,224,000

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New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	13,500,000	P	8,044,000	P		P	21,544,000
Administration of Personnel Benefits		10,195,000						10,195,000

Sub-total, General Administration and Support		23,695,000		8,044,000				31,739,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		65,602,000		4,549,000		16,000,000		86,151,000

HIGHER EDUCATION PROGRAM		65,602,000		4,549,000		16,000,000		86,151,000

Provision of Higher Education Services		65,602,000		4,549,000				70,151,000

Project(s)
Locally-Funded Project(s)						16,000,000		16,000,000

Installation of Water System in 3 School Campuses						5,000,000		5,000,000
Installation of CCTV Cameras in 3 School Campuses						1,000,000		1,000,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation				1,167,000				1,167,000

RESEARCH PROGRAM				1,167,000				1,167,000

Conduct of Research Services				1,167,000				1,167,000
Community engagement increased				1,167,000				1,167,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,167,000				1,167,000

Provision of Extension Services				1,167,000				1,167,000

Sub-total, Operations		65,602,000		6,883,000		16,000,000		88,485,000

TOTAL NEW APPROPRIATIONS	P	89,297,000	P	14,927,000	P	16,000,000	P	120,224,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	777
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	52,932

Total Permanent Positions	52,932

Other Compensation Common to All
Personnel Economic Relief Allowance	3,384
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	705
Mid-Year Bonus – Civilian	4,410
Year End Bonus	4,410
Cash Gift	705
Step Increment	132
Productivity Enhancement Incentive	705

Total Other Compensation Common to All	14,775

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	20
Lump-sum for filling of Positions – Civilian	8,375
Other Personnel Benefits	5,535

Total Other Compensation for Specific Groups	13,930

Other Benefits
PAG-IBIG Contributions	169
PhilHealth Contributions	497
Employees Compensation Insurance Premiums	169
Terminal Leave	5,982

Total Other Benefits	6,817

Non-Permanent Positions	843

Total Personnel Services	89,297

Maintenance and Other Operating Expenses
Travelling Expenses	1,482
Training and Scholarship Expenses	500
Supplies and Materials Expenses	5,551
Utility Expenses	2,194
Communication Expenses	300
Confidential, Intelligence and Extraordinary Expenses

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Extraordinary and Miscellaneous Expenses	120
Professional Services	120
General Services	2,200
Repairs and Maintenance	1,600
Other Maintenance and Operating Expenses
Printing and Publication Expenses	200
Representation Expenses	330
Membership Dues and Contributions to Organizations	100
Subscription Expenses	230

Total Maintenance and Other Operating Expenses	14,927

Total Current Operating Expenditures	104,224

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	10,000
Machinery and Equipment Outlay	6,000

Total Capital Outlays	16,000

TOTAL NEW APPROPRIATIONS	120,224

R.6. TAWI-TAWI REGIONAL AGRICULTURAL COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	169,786,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	16,372,000	P	8,859,000	P	7,000,000	P	32,231,000
Operations		66,009,000		1,934,000		69,612,000		137,555,000

HIGHER EDUCATION PROGRAM		66,009,000		1,934,000		69,612,000		137,555,000

TOTAL NEW APPROPRIATIONS	P	82,381,000	P	10,793,000	P	76,612,000	P	169,786,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	12,826,000	P	8,859,000	P	7,000,000	P	28,685,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	779
STATE UNIVERSITIES AND COLLEGES

Administration of Personnel Benefits		3,546,000						3,546,000

Sub-total, General Administration and Support		16,372,000		8,859,000		7,000,000		32,231,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		66,009,000		1,934,000		69,612,000		137,555,000

HIGHER EDUCATION PROGRAM		66,009,000		1,934,000		69,612,000		137,555,000

Provision of Higher Education Services		66,009,000		1,934,000				67,943,000

Project(s)
Locally-Funded Project(s)						69,612,000		69,612,000

Construction of Crop Science and Soil Laboratory						10,000,000		10,000,000
Renovation of College Gymnasium						20,000,000		20,000,000
Construction of Male Dormitory						12,000,000		12,000,000
Construction of Female Dormitory						12,000,000		12,000,000
Cattle and Poultry Production Project						2,000,000		2,000,000
Cassava and Banana Production Project						3,612,000		3,612,000
Construction/Repair/Rehabilitation of Academic Building						5,000,000		5,000,000
Purchase of Various Equipment Outlay						5,000,000		5,000,000

Sub-total, Operations		66,009,000		1,934,000		69,612,000		137,555,000

TOTAL NEW APPROPRIATIONS	P	82,381,000	P	10,793,000	P	76,612,000	P	169,786,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	58,136

Total Permanent Positions	58,136

Other Compensation Common to All
Personnel Economic Relief Allowance	4,080
Representation Allowance	162

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GENERAL APPROPRIATIONS ACT, FY 2018

Transportation Allowance	162
Clothing and Uniform Allowance	850
Honoraria	100
Mid-Year Bonus - Civilian	4,844
Year End Bonus	4,844
Cash Gift	850
Step Increment	146
Productivity Enhancement Incentive	850

Total Other Compensation Common to All	16,888

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	108
Lump-sum for filling of Positions - Civilian	747

Total Other Compensation for Specific Groups	855

Other Benefits
PAG-IBIG Contributions	204
PhilHealth Contributions	603
Employees Compensation Insurance Premiums	204
Retirement Gratuity	1,370
Terminal Leave	1,429

Total Other Benefits	3,810

Non-Permanent Positions	2,692

Total Personnel Services	82,381

Maintenance and Other Operating Expenses
Travelling Expenses	1,482
Training and Scholarship Expenses	178
Supplies and Materials Expenses	2,786
Utility Expenses	2,239
Communication Expenses	360
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	707
Repairs and Maintenance	1,071
Taxes, Insurance Premiums and Other Fees	55
Other Maintenance and Operating Expenses
Advertising Expenses	206
Printing and Publication Expenses	263
Representation Expenses	233
Transportation and Delivery Expenses	122
Rent/Lease Expenses	100
Membership Dues and Contributions to Organizations	881

Total Maintenance and Other Operating Expenses	10,793

Total Current Operating Expenditures	93,174

DECEMBER 29, 2017	OFFICIAL GAZETTE	781
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	59,000
Machinery and Equipment Outlay	5,000
Transportation Equipment Outlay	7,000
Biological Assets Outlay	5,612

Total Capital Outlays	76,612

TOTAL NEW APPROPRIATIONS	169,786

Special Provision(s) Applicable to the State Universities and Colleges:

1. Tuition Fees and School Charges. SUCs are authorized to collect tuition fees and other necessary school charges in accordance with R.A. No. 8292, subject to limitations set in R.A. No. 10931.

All income from tuition fees and other school charges shall be retained and deposited by SUCs in an authorized government depository bank. In case there are no government banks in the locality, such income may be deposited in non-government banks, subject to BSP Circular No. 110 dated June 14, 1996.

Said income, including the amounts appropriated herein, shall be used primarily for programs and projects that directly support the core mandate of SUCs and creation of additional positions as well as payment of magna carta benefits of public health workers subject to guidelines issued by the DBN, in coordination with COA and CHED. In no case shall said income be used for the payment of allowances and other benefits not authorized by law.

Disbursements or expenditures by the SUCs in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The SUCs shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBN not later than March 1 of the current year its audited financial statement for the immediately preceding year. The Presidents of SUCs and their web administrators or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the SUCs websites.

2. Hospital Income. In addition to the amounts appropriated herein, all income generated from the operation of hospitals or medical centers under the SUCs shall be deposited in an authorized government depository bank and used to augment the hospitals’ or medical centers’ MODE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospitals for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospitals and other health facilities in violation of the above requirement shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The SUCs shall prepare and submit to the DBN not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBN not later than March 1 of the current year its audited financial statements for the immediately preceding year. The Presidents of the SUCs and their web administrators or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the SUCs websites.

3. Income from Intellectual Property. Income derived from the sale, marketing and commercialization of intellectual property created by the faculty and personnel of SUCs shall accrue to the SUCs in accordance with Sections 30 and 178 of R.A. No. 8293.

4. Support to Senior High School Implementation. To help ensure a smooth transition to K to 12 and to strengthen the partnership between basic education and higher education, SUCs are allowed to operate Senior High Schools (SHS) for the K to 12 transition period from SY 2016-2017 to SY 2020-2021: PROVIDED, That the SUC (1) offers a track/strand in line with its mandate and teaching strength and according to the number of seats in line with its capacity; (2) secures an endorsement from CHED to offer SHS; (3) secures a permit from DepEd to operate SHS; and (4) conforms to the guidelines set by CHED in its operations. Costs not covered by the DepEd Voucher Program may be borne by the participating institutions.

5. Tulong Dunong Program. The amount appropriated herein for implementation of the Tailing Dunong Program shall be used exclusively for the grant of financial assistance to qualified and deserving students.

The SUCs shall submit its quarterly reports on the utilization of funds, including the list of beneficiaries, with electronic signature to the DBN, through the unified reporting system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on the SUC’s website for a period of three (3) years. The Presidents of the SUCs shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

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6. SUCs Programs and Course Offerings. SUCs shall maintain only programs and courses that directly support their core mandate and may open only programs and courses aligned with global innovation platforms of science, technology, engineering, agri-fisheries and mathematics as well as the priorities of the government in key growth areas, such as semiconductor and electronics, business process outsourcing, tourism, general infrastructure, and other priority manufacturing industries, subject to the approval of their governing boards and the CHED in accordance with R.A. No. 8292. The funding requirements of new programs and courses shall be charged against internally-generated income, which shall be subject to the guidelines issued by the DBN in coordination with CHED. In no case shall said income be used for the payment of allowances and other benefits not authorized by law.

7. Program of Receipts and Expenditures. SUCs shall submit to the DBN and CHED not later than November 15 of the preceding year a copy of their Program of Receipts and Expenditures (PREs) for the current year as approved by their respective governing boards pursuant to R.A. No. 8292. They shall likewise submit to the DBN not later than March 1 of the current year their respective audited financial statements for the immediately preceding year.

The PREs shall include: (i) a statement of receipts and expenditures consistent with the COA Chart of Accounts; (ii) all receipts from internally generated income and the proposed appropriations under the FY 2018 National Expenditure Program; and (iii) proposed expenditures.

8. Research and Development Projects. The funds intended for new research and development projects undertaken by SUCs shall be used for research and development projects that are consistent with, and directly related to, the priority programs of the government under the Philippine Development Plan (2017-2022).

The Presidents of the SUCs and the SUCs’ web administrator or his/her equivalent shall be responsible for ensuring that the annual report on the utilization of funds, including the list of recipient public or private entities, status of research being undertaken, and the amount released and utilized for each project are posted on the SUCs websites.

9. Creation, Conversion or Reclassification of Positions. SUCs may be allowed to create, convert, or reclassify positions as long as there is an authorized allocation for the purpose as appearing in their respective PREs or through scrap and build policy, i.e., when funded through the abolition of vacant positions in accordance with DBN Circular Letter No. 2004-7 dated March 25, 2004. SUCs shall likewise observe the following in the creation, conversion or reclassification of positions: (i) the number of positions to be created shall be the same or less than the number of positions abolished except with respect to teaching positions; (ii) the staffing modifications which will increase the number of lower level teaching positions may be allowed to augment inadequate teaching personnel; and (iii) there shall be no increase in the total amount of Personnel Services of the SUC.

10. Laboratory Classes of SUCs. SUCs are allowed to maintain laboratory classes for their teaching education program in accordance with the policy of the CHED. Each SUC shall maintain not more than One Thousand (1,000) students in their laboratory classes, for the period of the K to 12 transition, from SY 2016-2017 to SY 2020-2021, after which they shall be allowed to maintain not more than Seven Hundred Fifty (750) students, permanently adding Grades 11 and 12 to their laboratory school, consistent with R.A. No. 10533, with one (1) teacher for every twenty-five (25) students.

Secondary school teaching positions in excess of the required number of teachers for laboratory classes shall be transferred to the DepEd. Pending actual transfer, the funding requirements for said positions shall continually be paid by the host SUC.

11. Vocational and Practicum Training of Students. SUCs are authorized to avail the voluntary services of their students in the construction or repair of buildings and the fabrication or repair of buildings and equipment subject to the payment of hourly rate as may be determined by the SUCs but not to exceed four (4) hours a day.

They may likewise utilize services of students for academic, research, extension and administrative matters as part of practicum training subject to the payment of hourly rate as may be determined by the SUCs.

12. Release of Funds for Branches of SUCs. SUCs shall release the allocations identified in the PREs directly to their branches without any reduction by the main campus.

13. Employment of Qualified Contractual and Part-Time Faculty. In the hiring of new faculty, whether to fill unfilled or newly created positions, priority shall be given to qualified contractual and/or part-time faculty.

14. Area Management and Mapping and Inventory of Biodiversity. The SUCs shall promote the protection and enhancement of protected areas located within their campuses through sustainable management and ecotourism development. The SUCs, in coordination with the LGUs, shall also include in their research program the mapping and inventory of the biodiversity of the province where the main campus of the SUC is located. The DENR shall provide the necessary technical assistance to the SUCs.

15. National Greening Program (NGP) of SUCs. All SUCs shall coordinate with the Department of Environment and Natural Resources (DENR) for the establishment of the nurseries including clonal nurseries, the conduct of forest research, and mangrove reforestation activities and other similar activities within the scope of the national greening program.

16. Medicinal Garden for SUCs. All SUCs shall coordinate with the Department of Health (DOH) and Department of Science and Technology (DOST) for the establishment of Medicinal Garden within their campus.

17. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

DECEMBER 29, 2017	OFFICIAL GAZETTE	783
STATE UNIVERSITIES AND COLLEGES

GENERAL SUMMARY

STATE UNIVERSITIES AND COLLEGES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. University of the Philippines System (The National University)		10,304,013,000		2,974,113,000		2,877,971,000		16,156,097,000

Sub-Total, University of the Philippines System		10,304,013,000		2,974,113,000		2,877,971,000		16,156,097,000

B. NATIONAL CAPITAL REGION (NCR)
B.1. Eulogio ‘Amang’ Rodriguez Institute of Science and Technology	P	149,635,000	P	47,313,000	P	40,092,000	P	237,040,000
B.2. Marikina Polytechnic College		81,554,000		21,035,000		76,612,000		L79,201,000
B.3. Philippine Normal University		489,904,000		170,796,000		131,555,000		792,255,000
B.4. Philippine State College of Aeronautics		79,003,000		24,124,000		10,000,000		113,127,000
B.5. Polytechnic University of the Philippines		1,123,418,000		217,900,000		59,128,000		1,400,446,000
B.6. Rizal Technological University		266,407,000		88,713,000		47,562,000		402,682,000
B.7. Technological University of the Philippines		535,740,000		86,961,000		41,227,000		663,928,000

Sub-Total, NATIONAL CAPITAL REGION (NCR)		2,725,661,000		656,842,000		406,176,000		3,788,679,000

C. REGION I - ILOCOS
C.1. Don Mariano Marcos Memorial State University		608,212,000		89,859,000		107,584,000		805,655,000
C.2. Ilocos Sur Polytechnic State College		151,389,000		22,772,000		56,537,000		230,698,000
C.3. Mariano Marcos State University		398,984,000		136,112,000		159,690,000		694,786,000
C.4. North Luzon Philippines State College		40,578,000		11,354,000		82,612,000		134,544,000
C.5. Pangasinan State University		413,687,000		88,832,000		164,093,000		666,612,000
C.6. University of Northern Philippines		329,806,000		71,733,000		219,093,000		620,632,000

Sub-Total, REGION I - ILOCOS		1,942,656,000		420,662,000		789,609,000		3,152,927,000

D. CORDILLERA ADMINISTRATIVE REGION (CAR)
D.1. Abra State Institute of Science and Technology		119,014,000		37,152,000		23,513,000		179,679,000

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D.2. Apayao State College	64,600,000	43,188,000	56,130,000	163,918,000
D.3. Benguet State University	384,298,000	98,381,000	79,763,000	562,442,000
D.4. Ifugao State University	177,336,000	59,733,000	144,555,000	381,624,000
D.5. Kalinga State University	L34,344,000	34,728,000	37,662,000	206,734,000
D.6. Mountain Province State University	124,319,000	51,122,000	87,031,000	262,472,000

Sub-Total, CORDILLERA ADMINISTRATIVE REGION (CAR)	1,003,911,000	324,304,000	428,654,000	1,756,869,000

E. REGION II - CAGAYAN VALLEY
E.1. Batanes State College	23,979,000	11,931,000	75,500,000	111,410,000
E.2. Cagayan State University	502,236,000	115,761,000	37,768,000	655,765,000
E.3. Isabela State University	742,318,000	102,685,000	169,093,000	1,014,096,000
E.4. Nueva Vizcaya State University	318,242,000	45,670,000	68,605,000	432,517,000
E.5. Quirino State University	118,486,000	24,127,000	154,094,000	296,707,000

Sub-Total, REGION II - CAGAYAN VALLEY	1,705,261,000	300,174,000	505,060,000	2,510,495,000

F. REGION III - CENTRAL LUZON
F.1. Aurora State College of Technology	68,839,000	21,972,000	104,000,000	194,811,000
F.2. Bataan Peninsula State University	237,159,000	72,653,000	131,555,000	441,367,000
F.3. Bulacan Agricultural State College	89,740,000	23,931,000	96,612,000	210,283,000
F.4. Bulacan State University	369,592,000	123,584,000	211,555,000	704,731,000
F.5. Central Luzon State University	532,704,000	168,873,000	159,093,000	860,670,000
F.6. Don Honorio Ventura Technological State University	195,900,000	57,307,000	113,094,000	366,301,000
F.7. Nueva Ecija University of Science and Technology	279,503,000	56,715,000	56,441,000	392,659,000
F.8. Pampanga State Agricultural University	190,364,000	30,390,000	166,555,000	387,309,000
F.9. Philippine Merchant Marine Academy	86,714,000	86,659,000	69,145,000	242,518,000
F.10. Ramon Magsaysay Technological University	170,955,000	26,113,000	131,555,000	328,623,000
F.11. Tarlac College of Agriculture	147,582,000	41,977,000	131,555,000	321,114,000
F.12. Tarlac State University	231,798,000	61,582,000	131,555,000	424,935,000

Sub-Total, REGION III - CENTRAL LUZON	2,600,850,000	771,756,000	1,502,715,000	4,875,321,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	785
STATE UNIVERSITIES AND COLLEGES

G. REGION IV A - CALABARZON
G.1. Batangas State University	301,681,000	119,866,000	131,555,000	553,102,000
G.2. Cavite State University	331,637,000	78,934,000	90,299,000	500,870,000
G.3. Laguna State Polytechnic University	264,833,000	66,102,000	104,094,000	435,029,000
G.4. Southern Luzon State University	212,156,000	63,719,000	34,624,000	310,499,000
G.5. University of Rizal System	393,880,000	55,537,000	40,000,000	489,417,000

Sub-Total, REGION IV A - CALABARZON	1,504,187,000	384,158,000	400,572,000	2,288,917,000

H. REGION IV B - NIMAROPA
H.1. Marinduque State College	97,849,000	30,361,000	66,123,000	194,333,000
H.2. Mindoro State University	130,907,000	32,919,000	117,094,000	280,920,000
H.3. Occidental Nindoro State College	145,908,000	38,378,000	54,112,000	238,398,000
H.4. Palawan State University	240,259,000	65,378,000	53,154,000	358,791,000
H.5. Romblon State University	173,999,000	27,357,000	114,094,000	315,450,000
H.6. Western Philippines University	162,004,000	33,532,000	131,555,000	327,091,000

Sub-Total, REGION IV B - MIMAROPA	950,926,000	227,925,000	536,132,000	1,714,983,000

Sub-Total, REGION IV	2,455,113,000	612,083,000	936,704,000	4,003,900,000

I. REGION V - BICOL
I.1. Bicol State College of Applied Sciences and Technology	76,680,000	23,320,000	32,886,000	132,886,000
I.2. Bicol University	561,895,000	153,045,000	159,093,000	874,033,000
I.3. Camarines Norte State College	166,619,000	52,026,000	104,094,000	322,739,000
I.4. Camarines Sur Polytechnic Colleges	71,860,000	50,417,000	104,094,000	226,371,000
I.5. Catanduanes State University	215,905,000	52,227,000	71,164,000	339,296,000
I.6. Central Bicol State University of Agriculture	263,163,000	113,032,000	148,555,000	524,750,000
I.7. Dr. Emilio B. Espinosa, Sr. Memorial State College of Agriculture and Technology	71,084,000	27,198,000	104,094,000	202,376,000
I.8. Partido State University	169,230,000	65,210,000	58,772,000	293,212,000
I.9. Sorsogon State College	170,066,000	53,384,000	55,216,000	278,666,000

Sub-Total, REGION V - BICOL	1,766,502,000	589,859,000	837,968,000	3,194,329,000

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J. REGION VI - WESTERN VISAYAS
J.1. Aklan State University	253,574,000	45,424,000	104,094,000	403,092,000
J.2. Capiz State University	462,191,000	35,476,000	35,948,000	533,615,000
J.3. Carlos C. Hilado Memorial State College	179,664,000	47,504,000	47,212,000	274,380,000
J.4. Central Philippines State University	87,171,000	29,950,000	76,612,000	193,733,000
J.5. Guiwaras State College	52,770,000	18,925,000	18,437,000	90,132,000
J.6. Iloilo Science and Technology University	328,780,000	80,771,000	131,555,000	541,106,000
J.7. Iloilo State University of Science and Technology	177,700,000	24,846,000	104,094,000	306,640,000
J.8. Northern Iloilo State University	252,986,000	27,972,000	104,094,000	385,052,000
J.9. Northern Negros State College of Science and Technology	55,476,000	21,410,000	104,094,000	180,980,000
J.10. University of Antique	165,001,000	55,621,000	141,555,000	362,177,000
J.11. West Visayas State University	865,337,000	188,014,000	199,093,000	1,252,444,000

Sub-Total, REGION VI - WESTERN VISAYAS	2,880,650,000	575,913,000	1,066,788,000	4,523,351,000

K. REGION VII - CENTRAL VISAYAS
K.1. Bohol Island State University	198,491,000	39,297,000	57,428,000	295,216,000
K.2. Cebu Normal University	157,635,000	83,741,000	25,185,000	266,561,000
K.3. Cebu Technological University	446,523,000	152,382,000	182,593,000	781,498,000
K.4. Negros Oriental State University	242,251,000	60,120,000	50,576,000	352,947,000
K.5. Siquijor State College	52,266,000	10,977,000	52,160,000	115,403,000

Sub-Total, REGION VII - CENTRAL VISAYAS	1,097,166,000	346,517,000	367,942,000	1,811,625,000

L. REGION VIII - EASTERN VISAYAS
L.1. Eastern Samar State University	288,859,000	44,441,000	139,555,000	472,855,000
L.2. Eastern Visayas State University	299,547,000	45,357,000	49,105,000	394,009,000
L.3. Leyte Normal University	127,435,000	43,273,000	220,546,000	391,254,000
L.4. Naval State University	110,931,000	26,226,000	92,534,000	229,691,000
L.5. Northwest Samar State University	112,423,000	21,398,000	155,555,000	289,376,000
L.6. Palompon Polytechnic State University	108,444,000	21,355,000	116,699,000	246,498,000
L.7. Samar State University	158,272,000	38,929,000	131,555,000	328,756,000
L.8. Southern Leyte State University	196,046,000	48,438,000	56,257,000	300,741,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	787
STATE UNIVERSITIES AND COLLEGES

L.9. University of Eastern Philippines	342,483,000	71,195,000	131,555,000	545,233,000
L.10. Visayas State University	493,998,000	153,646,000	279,875,000	927,519,000

Sub-Total, REGION VIII – EASTERN VISAYAS	2,238,438,000	514,258,000	1,373,236,000	4,125,932,000

M. REGION IX – ZAMBOANGA PENINSULA
M.1. J. H. Cerilles State College	133,534,000	36,702,000	20,887,000	191,123,000
M.2. Jose Rizal Memorial State University	252,057,000	63,967,000	51,992,000	368,016,000
M.3. Western Mindanao State University	387,624,000	84,919,000	179,555,000	652,098,000
M.4. Zamboanga City State Polytechnic College	109,249,000	17,869,000	139,094,000	266,212,000
M.5. Zamboanga State College of Marine Sciences and Technology	111,262,000	25,015,000	57,220,000	193,497,000

Sub-Total, REGION IX – ZAMBOANGA PENINSULA	993,726,000	228,472,000	448,748,000	1,670,946,000

N. REGION X - NORTHERN MINDANAO
N.1. Bukidnon State University	186,072,000	106,785,000	131,555,000	424,412,000
N.2. Camiguin Polytechnic State College	43,417,000	18,194,000	16,640,000	78,251,000
N.3. Central Mindanao University	349,310,000	114,078,000	164,093,000	627,481,000
N.4. MSU-Iligan Institute of Technology	711,846,000	244,054,000	55,475,000	1,011,375,000
N.5. Northwestern Mindanao State College of Science and Technology	32,173,000	12,788,000	81,112,000	126,073,000
N.6. University of Science and Technology of Southern Philippines - Cagayan de Ora Campus	183,114,000	63,097,000	179,093,000	425,304,000
N.7. University of Science and Technology of Southern Philippines - Claveria Campus	51,575,000	12,769,000	104,094,000	168,438,000

Sub-Total, REGION X – NORTHERN MINDANAO	1,557,507,000	571,765,000	732,062,000	2,861,334,000

O. REGION XI – DAVAO REGION
O.1. Compostela Valley State College	27,314,000	6,198,000	106,612,000	140,124,000
O.2. Davao del Norte State College	58,230,000	11,974,000	57,680,000	127,884,000
O.3. Davao Oriental State College of Science and Technology	93,363,000	23,705,000	141,555,000	258,623,000
O.4. Southern Philippines Agri-Business and Marine and Aquatic School of Technology	64,653,000	14,005,000	50,915,000	129,573,000
O.5. University of Southeastern Philippines	275,856,000	103,468,000	282,093,000	661,417,000

Sub-Total, REGION XI – DAVAO	519,416,000	159,350,000	638,855,000	1,317,621,000

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P. REGION XII - SOCCSKSARGEN
P.1. Cotabato State University		99,578,000		13,732,000		10,600,000		123,910,000
P.2. Cotabato Foundation College of Science and Technology		97,192,000		41,835,000		79,612,000		218,639,000
P.3. Sultan Kudarat State University		164,785,000		58,016,000		136,555,000		359,356,000
P.4. University of Southern Mindanao		377,489,000		61,645,000		174,093,000		613,227,000

Sub-Total, REGION XII - SOCCSKSARGEN		739,044,000		175,228,000		400,860,000		1,315,132,000

Q. REGION XIII - CARAGA REGION
Q.1. Agusan del Sur State College of Agriculture and Technology		45,459,000		10,898,000		124,094,000		180,451,000
Q.2. Caraga State University		139,935,000		47,923,000		121,094,000		308,952,000
Q.3. Surigao del Sur State University		160,992,000		51,135,000		59,961,000		272,088,000
Q.4. Surigao State College of Technology		142,428,000		76,038,000		107,094,000		325,560,000

Sub-Total, REGION XIII - CARAGA		488,814,000		185,994,000		412,243,000		1,087,051,000

R. AUTONOMOUS REGION IN MUSLIM MINDANAO (ARMM)
R.1. Adiong Memorial Polytechnic State College		25,726,000		19,304,000		72,648,000		117,678,000
R.2. Basilan State College		58,920,000		25,362,000		76,612,000		160,894,000
R.3. Mindanao State University		2,468,917,000		234,321,000		135,910,000		2,839,148,000
R.4. MSU-Tawi-Tawi College of Technology and Oceanography		424,169,000		60,625,000		71,187,000		555,981,000
R.5. Sulu State College		89,297,000		14,927,000		16,000,000		120,224,000
R.6. Tawi-Tawi Regional Agricultural College		82,381,000		10,793,000		76,612,000		169,786,000

Sub-Total, AUTONOMOUS REGION IN MUSLIM MINDANAO (ARMM)		3,149,410,000		365,332,000		448,969,000		3,963,711,000

TOTAL NEW APPROPRIATIONS, STATE UNIVERSITIES AND COLLEGES	P	38,168,138,000	P	9,772,622,000	P	14,174,560,000	P	62,115,320,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	789
DEPARTMENT OF ENERGY

IX. DEPARTMENT OF ENERGY

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, as indicated hereunder	P 1,263,227,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	150,784,000		P 229,070,000	P	315,000	P	380,169,000
Support to Operations		110,063,000		158,289,000		170,450,000		438,802,000
Operations		211,591,000		232,665,000				444,256,000

NATIONAL AND REGIONAL ENERGY PLANNING PROGRAM		31,670,000		33,836,000				65,506,000
CONVENTIONAL ENERGY DEVELOPMENT PROGRAM		28,841,000		21,294,000				50,135,000
RENEWABLE ENERGY DEVELOPMENT PROGRAM		47,790,000		45,941,000				93,731,000
DOWNSTREAM ENERGY DEVELOPMENT PROGRAM		43,359,000		33,561,000				76,920,000
ELECTRIC POWER INDUSTRY DEVELOPMENT PROGRAM		28,665,000		23,384,000				52,049,000
HOUSEHOLD ELECTRIFICATION DEVELOPMENT PROGRAM		10,206,000		4,649,000				14,855,000
ENERGY EFFICIENCY AND CONSERVATION PROGRAM		13,700,000		40,007,000				53,707,000
ALTERNATIVE FUELS AID TECHNOLOGIES PROGRAM		7,360,000		29,993,000				37,353,000

TOTAL NEW APPROPRIATIONS	P	472,438,000	P	620,024,000	P	170,765,000	P	1,263,227,000

Special Provision(s)

1. Proceeds from the Exploration, Development and Exploitation of Energy Resources. In addition to the amounts appropriated herein, One Billion Three Hundred Fifty Three Million Seven Hundred Forty Eight Thousand Pesos (P1,353,748,000) shall be used to finance energy resource development and exploitation programs and projects sourced from the fees and revenues collected from the exploration, development, and exploitation of energy resources in accordance With Section 8 of P.D. No. 910 and Section 21 of R.A. No. 7638.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

The DOE shall submit its quarterly reports on financial and physical accomplishments with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on DOE website for a period of three (3) years. The Secretary of Energy shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Renewable Energy. The Department of Energy shall strengthen the development and utilization of renewable and environment-friendly alternative energy resources or technologies.

3. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

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New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	145,245,000	P	229,070,000	P	315,000	P	374,630,000
Administration of Personnel Benefits		5,539,000						5,539,000

Sub-total, General Administration and Support		150,784,000		229,070,000		315,000		380,169,000

Support to Operations
Provision of legal advice, legal counselling and legal support to service contract negotiations and hearings; serves as the official legislative liaison to the Congress of the Philippines		14,077,000		6,403,000		265,000		20,745,000
Formulation of policies, plans and programs relative to information and communications technology, geo-informatics and data information management. Ensures effective deployment, utilization and maintenance of ICT		25,594,000		89,196,000		154,778,000		269,568,000
Provision and conduct of laboratory services in support of exploration and development of indigenous energy resources, as well as, to promote energy efficiency through research and calibration testing		23,377,000		14,013,000				37,390,000
Extension and enhancement of energy resource exploration, development and utilization; and energy industry management and control activities in the areas of Luzon, Visayas and Mindanao		47,015,000		48,677,000		15,407,000		111,099,000

Sub-total, Support to Operations		110,063,000		158,289,000		170,450,000		438,802,000

Operations		211,591,000		232,665,000				444,256,000

Required energy supply level attained		190,531,000		162,665,000				353,196,000

NATIONAL AND REGIONAL ENERGY PLANNING PROGRAM		31,670,000		33,836,000				65,506,000

Formulation, updating and monitoring of short, medium and long term national and regional energy policies, plans and programs		31,670,000		33,836,000				65,506,000
CONVENTIONAL ENERGY DEVELOPMENT PROGRAM		28,841,000		21,294,000				50,135,000

Promotion of exploration, development and production of conventional energy resources		14,832,000		9,083,000				23,915,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	791
DEPARTMENT OF ENERGY

Supervision and regulation of exploration, development and production of conventional energy resources and technologies		14,009,000		12,211,000				26,220,000
RENEWABLE ENERGY DEVELOPMENT PROGRAM		47,790,000		45,941,000				93,731,000

Promotion of renewable energy (RE) resources		9,402,000		21,473,000				30,875,000
Supervision and regulation of exploration, development and utilization of RE resources and technologies		38,388,000		24,468,000				62,856,000
DOWNSTREAM ENERGY DEVELOPMENT PROGRAM		43,359,000		33,561,000				76,920,000

Promotion of plans and programs to ensure sustainable supply for the downstream oil and natural gas industries		6,759,000		11,954,000				18,713,000
Supervision and regulation of the downstream oil and natural gas industries		36,600,000		21,607,000				58,207,000
ELECTRIC POWER INDUSTRY DEVELOPMENT PROGRAM		28,665,000		23,384,000				52,049,000

Management of the restructured electric power industry		28,665,000		23,384,000				52,049,000
HOUSEHOLD ELECTRIFICATION DEVELOPMENT PROGRAM		10,206,000		4,649,000				14,855,000

Supervision and monitoring of the Household Electrification Development Program		10,206,000		4,649,000				14,855,000
Sustainable consumption of energy promoted and achieved		21,060,000		70,000,000				91,060,000

ENERGY EFFICIENCY AND CONSERVATION PROGRAM		13,700,000		40,007,000				53,707,000

Supervision, development and implementation of energy efficiency and conservation programs (EECP) and projects		5,968,000		12,666,000				18,634,000
Promotion of ECCP activities and projects		5,192,000		26,401,000				31,593,000
Conduct of energy audit services		2,540,000		940,000				3,480,000
ALTERNATIVE FUELS AND TECHNOLOGIES PROGRAM		7,360,000		29,993,000				37,353,000

Promotion of research, development, demonstration and utilization of alternative fuels and technology		7,360,000		29,993,000				37,353,000

Sub-total, Operations		211,591,000		232,665,000				444,256,000

TOTAL NEW APPROPRIATIONS	P	472,438,000	P	620,024,000	P	170,765,000	P	1,263,227,000

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GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	352,311

Total Permanent Positions	352,311

Other Compensation Common to All
Personnel Economic Relief Allowance	17,496
Representation Allowance	5,628
Transportation Allowance	5,508
Clothing and Uniform Allowance	3,645
Honoraria	500
Mid-Year Bonus - Civilian	29,356
Year End Bonus	29,356
Cash gift	3,645
Step Increment	880
Productivity Enhancement Incentive	3,645

Total Other Compensation Common to All	99,659

Other Compensation for Specific Groups
Magna Carta for Public Health workers	108
Magna Carta for Science & Technology Personnel	10,175

Total Other Compensation for Specific Groups	10,283

Other Benefits
PAG-IBIG Contributions	874
PhilHealth Contributions	2,898
Employees Compensation Insurance Premiums	874
Terminal Leave	5,539

Total Other Benefits	10,185

Total Personnel Services	472,438

Maintenance and Other Operating Expenses
Travelling Expenses	120,975
Training and Scholarship Expenses	21,321
Supplies and Materials Expenses	49,813
Utility Expenses	37,863
Communication Expenses	16,087
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,568

DECEMBER 29, 2017	OFFICIAL GAZETTE	793
DEPARTMENT OF ENERGY

Professional Services	59,785
General Services	116,445
Repairs and Maintenance	38,443
Taxes, Insurance Premiums and Other Fees	9,953
Other Maintenance and Operating Expenses
Advertising Expenses	4,698
Printing and Publication Expenses	8,233
Representation Expenses	31,979
Transportation and Delivery Expenses	1,020
Rent/Lease Expenses	65,446
Membership Dues and Contributions to Organizations	120
Subscription Expenses	24,275
Donations	10,000

Total Maintenance and Other Operating Expenses	620,024

Total Current Operating Expenditures	1,092,462

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	31,221
Machinery and Equipment Outlay	125,203
Transportation Equipment Outlay	4,290
Furniture, Fixtures and Books Outlay	10,051

Total Capital Outlays	170,765

TOTAL NEW APPROPRIATIONS	1,263,227

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GENERAL APPROPRIATIONS ACT, FY 2018

GENERAL SUMMARY

DEPARTMENT OF ENERGY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	P	472,438,000	P	620,024,000	P	170,765,000	P	1,263,227,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF ENERGY	P	472,438,000	P	620,024,000	P	170,765,000	P	1,263,227,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	795
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

X. DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded and foreign-assisted projects as indicated hereunder	P19,358,763,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	1,549,111,000	P	809,226,000	P	534,808,000	P	2,893,145,000
Support to Operations		838,487,000		1,068,218,000		291,604,000		2,198,309,000
Operations		3,631,295,000		4,353,250,000		6,282,764,000		14,267,309,000

NATURAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM		340,281,000		908,989,000		113,000,000		1,362,270,000
NATURAL RESOURCES CONSERVATION AND DEVELOPMENT PROGRAM		3,291,014,000		3,355,261,000		6,169,764,000		12,816,039,000
ENVIRONMENT AND NATURAL RESOURCES RESILIENCY PROGRAM				89,000,000				89,000,000

TOTAL NEW APPROPRIATIONS	P	6,018,893,000	P	6,230,694,000	P	7,109,176,000	P	19,358,763,000

Special Provision(s)

1. Integrated Protected Areas Fund. In addition to the amounts appropriated herein, the following funding sources, constituted into the Integrated Protected Areas Fund (IPAF) shall be used to finance projects and activities of the National Integrated Protected Areas System (NIPAS) in accordance with Section 16 of R.A. No. 7586, as amended by R.A. No. 10629:

a) Thirty Million Pesos (P30,000,000) from the Twenty-Five percent (25%) income generated by each protected area from the operations of the NIPAS and management of wild flora and fauna, deposited with the National Treasury and released subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987; and

b) Seventy-Five percent (75%) income retained by each Protected Area Management Board (PAMB), deposited in an authorized government depository bank.

In no case shall said amount be used for payment of Personnel Services.

The DENR and each PAMB shall submit its quarterly reports on financial and physical accomplishments, including the list of projects and activities and their corresponding amounts, with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on DENR website for a period of three (3) years. The Secretary of Environment and Natural Resources shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Wildlife Management Fund. In addition to the amounts appropriated herein, the amount of Five Million Five Hundred Thousand Pesos (P5,500,000) shall be used for the conservation and protection of wildlife resources sourced from fines, damages, fees, charges, donations, endowments, grants or contributions collected or granted within the jurisdiction of the DENR, constituted into the Wildlife Management Fund in accordance with Sections 4 and 29 of R.A. No. 9147.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s.1987.

The DENR shall submit its quarterly reports on financial and physical accomplishments, including the list of projects and activities with their corresponding amounts, with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on DENR website for a period of three (3) years. The Secretary of

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Environment and Natural Resources shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

3. Comprehensive Agrarian Reform Program. The amounts of Ninety One Million Eight Hundred Ninety-Five Thousand Pesos (P91,895,000) and One Hundred Sixty Eight Million Nine Hundred Fifty Seven Thousand Pesos (P168,957,000) appropriated herein shall be used exclusively in support of the Land Survey and Distribution and Program Beneficiaries Development, respectively, under the Comprehensive Agrarian Reform Program.

4. Operational Plan for the Manila Bay Coastal Management Strategy. Of the amounts appropriated herein, Eighty Million Pesos (P80,000,000) shall be used for the implementation of the Operational Plan for the Manila Bay Coastal Management Strategy pursuant to the Supreme Court Decision in Metropolitan Manila Development Authority, et. al., vs. Concerned Citizens of Manila Bay, G.R. No. 171947-48 promulgated on December 18, 2008.

Release of funds shall be subject to the submission by the DENR to the DBM of its detailed program of work.

5. National Greening Program. The amount of TWO Billion One Hundred Forty Four Million Eight Hundred Forty Six Thousand Pesos (P2,144,846,000) appropriated herein under Forest Development, Rehabilitation, Maintenance and Protection shall be used for the following National Greening Program purposes with their corresponding amounts:

a) Two Billion Twenty Million Six Hundred Twenty Six Thousand Pesos (P2,020,626,000) for site maintenance and protection covering prior years’ planting activities and site preparation and mobilization for the current year’s planting activities. Release of funds shall be subject to the submission to the DBM, either in printed form or by way of electronic document, of a report on the status of accomplishment of the FY 2017 target planting activities as of September 30, 2017 including geo-tagged photos taken at a spatial resolution of 2-4 cm per pixel with time stamp; and

b) One Hundred Twenty Four Million Two Hundred Twenty Thousand Pesos (P124,220,000) for seedling or planting activities and site maintenance and protection covering current year’s planting activities: PROVIDED, That, the amount of Fifty Million Pesos (P50,000,000) shall be earmarked for the planting activities and site maintenance and protection of nipa palm trees, including mangrove reforestation for the coastal campuses of state universities and colleges. Release of funds shall be subject to the submission to the DBM, either in printed form or by way of electronic document, of the FY 2018 identified sites for target planting activities, including geo-tagged photos taken at a spatial resolution of 2-4 cm per pixel with time stamp.

The DENR shall submit reports on the status of accomplishment of the NGP from 2011-2018, including the geo-tagged photos of the sites and the impact of the program to the communities, with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on DENR website for a period of three (3) years. The Secretary of Environment and Natural Resources shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

6. Foreshore Mapping and Master Planning Activities. In support of the aim of the Fisheries Code of the Philippines to establish fisherfolk settlements and to provide for secure tenurial arrangements that support resource stewardship, provide space for non-catch and non-marine livelihoods and tenure for housing, the DENR shall implement its foreshore mapping and master planning activities in a manner that:

(i) Assists LGUs in incorporating fisherfolk settlements into their Comprehensive Land Use Plans (CLUPs);

(ii) Uses the roster of actually-existing settlements based on the BFAR Fisherfolk Registry (FISH-R); and

(iii) Prioritizes identification of settlements for those with the most numerous fisherfolk, those most exposed to floods and surges, as well as those that are critical cooperators in efforts to conserve and restore coastal resources and marine stocks.

The DENR shall include in its one map program those coastal areas jointly nominated by BFAR in consultation with fisherfolk organizations for delineation and formalization in LGU CLUPs as settlements. In the interim, between BFAR’s nomination of an area as a fisherfolks settlement and its inclusion as such into the LGUs CLUP, if determined to be within legal bounds and in the safe zone, the DENR shall prioritize the process of delineating and establishing the fisherfolk settlement over competing applications for tenure, in accordance with the Fisheries Code.

Whenever applicable and as resources permit, the DENR Central Office and its field offices and bureaus shall have work plans and target outputs for pilot areas for fisherfolks seeking to collectively establish their settlements in cooperation with BFAR and their LGUs. The relevant offices identified by the DENR Secretary shall:

(1) Secure from BFAR the list of fisherfolk settlements that would benefit from the pilot. DENR would then cause the issuance of tenurial instruments such as residential free patents for alienable and disposable agricultural areas, Community-Based Forestry Management Agreements (CBFMA), Protected Area Community-Based Resource Management Agreements (PCBRMA), Foreshore Lease Agreements (FLA) as well as applicable tenure arrangements where fishpond lease agreements have already expired to qualified applicants; and

(ii) Develop new class tenurial instruments, possibly to be jointly administered with BFAR or co-managed with the LGU, for parcels that are to become part of delineated fisherfolk settlements with support from the Land Management Bureau; the DENR, the LGUs or the fisherfolk organizations shall make certain that such tenurial instruments shall ensure that activities and investments are geared towards appropriate technologies to prevent the direct discharge of untreated sewage into bodies of water and to ensure that fisherfolk will contribute to the overall stewardship of coastal and marine resources.

7. Establishment of Arboretum. The Biodiversity Management Bureau (BMB) of the DENR shall establish an arboretum of native, endemic and indigenous tree and plant species, including medicinal plants, at the Ninoy Aquino Parks and Wildlife Center.

8. Technical Assistance to State Universities and Colleges. The DENR shall provide the necessary technical assistance to State Universities and Colleges in the protection, management and development of protected areas located within the campuses and in

DECEMBER 29, 2017	OFFICIAL GAZETTE	797
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

the mapping and inventory of biodiversity of the province where the main campus of the SUC is located.

9. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P 1,309,868,000	P650,012,000	P534,808,000	P2,494,688,000

National Capital Region (NCR)	275,726,000	238,730,000	312,240,000	826,696,000

Central Office	218,865,000	149,212,000	296,240,000	664,317,000
Biodiversity Management Bureau (BMB)	5,721,000	21,755,000	3,000,000	30,476,000
Forest Management Bureau (FMB)	13,440,000	24,138,000	7,000,000	44,578,000
Land Management Bureau (LMB)	21,136,000	25,681,000	3,000,000	49,817,000
NCR - Proper	16,564,000	17,944,000	3,000,000	37,508,000
Region I - Ilocos	73,124,000	23,562,000	20,500,000	117,186,000

Regional Office I - Proper	18,146,000	8,002,000	3,500,000	29,648,000
PENRO Ilocos Norte	12,330,000	4,760,000	3,000,000	20,090,000
PENRO Ilocos Sur	15,779,000	3,680,000	3,000,000	22,459,000
PENRO La Union	7,219,000	2,060,000	500,000	9,779,000
PENRO Pangasinan	19,650,000	5,060,000	10,500,000	35,210,000
Cordillera Administrative Region (CAR)	80,441,000	36,997,000	10,000,000	127,438,000

Regional Office CAR - Proper	16,343,000	10,175,000	5,000,000	31,518,000
PENRO Abra	8,084,000	4,646,000	5,000,000	17,730,000
PENRO Apayao	10,959,000	4,372,000		15,331,000
PENRO Benguet	11,835,000	4,953,000		16,788,000
PENRO Ifugao	10,825,000	4,343,000		15,168,000
PENRO Kalinga	11,308,000	4,311,000		15,619,000
PENRO Nt. Province	11,087,000	4,197,000		15,284,000
Region II - Cagayan Valley	73,079,000	24,409,000	12,000,000	109,488,000

Regional Office II - Proper	15,549,000	6,897,000	8,000,000	30,446,000

798	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PENRO Batanes	6,108,000	1,329,000	2,000,000	9,437,000
PENRO Cagayan	15,075,000	4,708,000	2,000,000	21,783,000
PENRO Isabela	15,933,000	5,732,000		21,665,000
PENRO Nueva Vizcaya	10,435,000	2,989,000		13,424,000
PENRO Quirino	9,979,000	2,754,000		12,733,000
Region III - Central Luzon	85,993,000	30,954,000	7,100,000	124,047,000

Regional Office III - Proper	19,286,000	11,018,000	3,000,000	33,304,000
PENRO Aurora	9,160,000	3,083,000		12,243,000
PENRO Bataan	9,518,000	2,964,000		12,482,000
PENRO Bulacan	10,327,000	3,135,000		13,462,000
PENRO Nueva Ecija	11,153,000	3,553,000	1,300,000	16,006,000
PENRO Pampanga	6,529,000	2,455,000		8,984,000
PENRO Tarlac	9,578,000	2,430,000		12,008,000
PENRO Zambales	10,442,000	2,316,000	2,800,000	15,558,000
Region IVA - CALABARZON	72,543,000	68,717,000	32,000,000	173,260,000

Ecosystems Research and Development Bureau (ERDB)	15,178,000	22,421,000	3,000,000	40,599,000
Regional Office IVA - Proper	17,280,000	29,245,000	27,000,000	73,525,000
PENRO Batangas	10,306,000	2,034,000		12,340,000
PENRO Cavite	5,965,000	865,000	2,000,000	8,830,000
PENRO Laguna	7,452,000	1,749,000		9,201,000
PENRO Quezon	13,201,000	10,942,000		24,143,000
PENRO Rizal	3,161,000	1,461,000		4,622,000
Region IVB - MIMAROPA	73,845,000	25,200,000	7,900,000	106,945,000

Regional Office IVB - Proper	42,477,000	8,782,000	3,000,000	54,259,000
PENRO Marinduque	6,686,000	1,814,000	3,000,000	11,500,000
PENRO Occidental Mindoro	5,351,000	3,211,000	1,900,000	10,462,000
PENRO Oriental Mindoro	7,657,000	3,066,000		10,723,000
PENRO Palawan	7,558,000	6,596,000		14,154,000
PENRO Romblon	4,116,000	1,731,000		5,847,000
Region V - Bicol	62,595,000	18,613,000	10,988,000	92,196,000

Regional Office V - Proper	16,582,000	6,952,000	3,000,000	26,534,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	799
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Albay	6,903,000	1,825,000		8,728,000
PENRO Camarines Norte	6,080,000	1,300,000		7,380,000
PENRO Camarines Sur	12,531,000	3,564,000	5,500,000	21,595,000
PENRO Catanduanes	5,530,000	1,225,000		6,755,000
PENRO Masbate	8,634,000	2,469,000		11,103,000
PENRO Sorsogon	6,335,000	1,278,000	2,488,000	10,101,000
Region VI - Western Visayas	74,668,000	23,516,000	9,100,000	107,284,000

Regional Office VI - Proper	13,661,000	10,775,000	3,000,000	27,436,000
PENRO Aklan	9,284,000	1,292,000		10,576,000
PENRO Antique	10,660,000	2,417,000		13,077,000
PENRO Capiz	8,633,000	1,271,000		9,904,000
PENRO Guimaras	8,014,000	1,317,000		9,331,000
PENRO Iloilo	14,473,000	3,444,000	5,100,000	23,017,000
PENRO Negros Occidental	9,943,000	3,900,000	1,000,000	13,943,000
Region VII - Central Visayas	58,515,000	19,016,000	4,000,000	81,531,000

Regional Office VII - Proper	16,430,000	7,125,000	3,000,000	26,555,000
PENRO Bohol	10,374,000	3,414,000		13,788,000
PENRO Cebu	9,827,000	4,030,000		13,857,000
PENRO Negros Oriental	16,064,000	3,000,000	1,000,000	20,064,000
PENRO Siquijor	5,820,000	1,447,000		7,267,000
Region VIII - Eastern Visayas	63,349,000	26,400,000	39,500,000	129,249,000

Regional Office VIII - Proper	14,877,000	11,900,000	3,000,000	29,777,000
PENRO Biliran	5,904,000	1,000,000	5,000,000	11,904,000
PENRO Eastern Samar	8,604,000	2,500,000	4,000,000	15,104,000
PENRO Leyte	9,817,000	3,500,000	12,000,000	25,317,000
PENRO Northern Samar	9,310,000	2,400,000	7,000,000	18,710,000
PENRO Southern Leyte	6,245,000	2,500,000	6,000,000	14,745,000
PENRO Western Samar	8,592,000	2,600,000	2,500,000	13,692,000
Region IX - Zamboanga Peninsula	49,544,000	21,824,000	16,350,000	87,718,000

Regional Office IX - Proper	15,455,000	17,877,000	12,000,000	45,332,000
PENRO Zamboanga del Norte	12,388,000	1,614,000	1,850,000	15,852,000

800	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PENRO Zamboanga del Sur	10,493,000	928,000		11,421,000
PENRO Zamboanga Sibugay	11,208,000	1,405,000	2,500,000	15,113,000
Region X - Northern Mindanao	74,254,000	23,058,000	13,500,000	110,812,000

Regional Office X - Proper	18,791,000	11,369,000	5,000,000	35,160,000
PENRO Bukidnon	15,777,000	3,969,000	5,000,000	24,746,000
PENRO Camiguin	6,005,000	1,102,000		7,107,000
PENRO Lanao del Norte	10,986,000	2,206,000		13,192,000
PENRO Misamis Occidental	10,125,000	2,206,000	3,500,000	15,831,000
PENRO Misamis Oriental	12,570,000	2,206,000		14,776,000
Region XI - Davao	68,030,000	23,600,000	18,230,000	109,860,000

Regional Office XI - Proper	15,151,000	8,583,000	8,580,000	32,314,000
PENRO Conpostela Valley	12,742,000	2,828,000	1,430,000	17,000,000
PENRO Davao del Norte	10,381,000	2,769,000	2,430,000	15,580,000
PENRO Davao del Sur	13,004,000	3,297,000	1,430,000	17,731,000
PENRO Davao Occidental		1,500,000	2,930,000	4,430,000
PENRO Davao Oriental	16,752,000	4,623,000	1,430,000	22,805,000
Region XII - SOCCSKSARGEN	55,566,000	23,576,000	18,400,000	97,542,000

Regional Office XII - Proper	18,849,000	12,057,000	3,000,000	33,906,000
PENRO North Cotabato	7,393,000	3,039,000		10,432,000
PENRO Saranggani	8,424,000	2,820,000	15,400,000	26,644,000
PENRO South Cotabato	9,508,000	2,830,000		12,338,000
PENRO Sultan Kudarat	11,392,000	2,830,000		14,222,000
Region XIII - CARAGA	68,596,000	21,840,000	3,000,000	93,436,000

Regional Office XIII - Proper	14,678,000	9,063,000	3,000,000	26,741,000
PENRO Agusan del Norte	11,948,000	2,773,000		14,721,000
PENRO Agusan del Sur	14,178,000	4,349,000		18,527,000
PENRO Dinagat Islands	4,812,000	882,000		5,694,000
PENRO Surigao del Norte	9,390,000	1,702,000		11,092,000
PENRO Surigao del Sur	13,590,000	3,071,000		16,661,000
Human Resource Development	140,656,000	159,214,000		299,870,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	801
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

National Capital Region (NCR)	36,383,000	84,999,000	121,382,000

Central Office	28,459,000	70,605,000	99,064,000
Biodiversity Management Bureau (BMB)	1,450,000	2,000,000	3,450,000
Forest Management Bureau (FMB)	1,398,000	3,190,000	4,588,000
Land Management Bureau (LMB)	270,000	4,250,000	4,520,000
NCR - Proper	4,806,000	4,954,000	9,760,000
Region I - Ilocos	8,346,000	4,050,000	12,396,000

Regional Office I - Proper	5,724,000	4,050,000	9,774,000
PENRO Ilocos Norte	728,000		728,000
PENRO Ilocos Sur	695,000		695,000
PENRO La Union	738,000		738,000
PENRO Pangasinan	461,000		461,000
Cordillera Administrative Region (CAR)	6,956,000	4,700,000	11,656,000

Regional Office CAR - Proper	4,176,000	4,700,000	8,876,000
PENRO Abra	243,000		243,000
PENRO Apayao	695,000		695,000
PENRO Benguet	695,000		695,000
PENRO Ifugao	243,000		243,000
PENRO Kalinga	452,000		452,000
PENRO Mt. Province	452,000		452,000
Region II - Cagayan Valley	8,023,000	4,977,000	13,000,000

Regional Office II - Proper	4,472,000	4,977,000	9,449,000
PENRO Batanes	722,000		722,000
PENRO Cagayan	695,000		695,000
PENRO Isabela	695,000		695,000
PENRO Nueva Vizcaya	722,000		722,000
PENRO Quirino	717,000		717,000
Region III - Central Luzon	3,264,000	5,063,000	8,327,000

Regional Office III - Proper	923,000	5,063,000	5,986,000
PENRO Nueva Ecija	695,000		695,000
PENRO Tarlac	1,646,000		1,646,000

802	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region IVA - CALABARZON	8,020,000	6,244,000	14,264,000

Ecosystems Research and Development Bureau (ERDB)		2,000,000	2,000,000
Regional Office IVA - Proper	4,692,000	4,244,000	8,936,000
PENRO Batangas	695,000		695,000
PENRO Cavite	472,000		472,000
PENRO Laguna	733,000		733,000
PENRO Quezon	733,000		733,000
PENRO Rizal	695,000		695,000
Region IVB - MIMAROPA	1,176,000	5,568,000	6,744,000

Regional Office IVB - Proper	724,000	5,568,000	6,292,000
PENRO Oriental Mindoro	452,000		452,000
Region V - Bicol	9,243,000	4,618,000	13,861,000

Regional Office V - Proper	5,526,000	4,618,000	10,144,000
PENRO Albay	695,000		695,000
PENRO Camarines Norte	695,000		695,000
PENRO Camarines Sur	452,000		452,000
PENRO Catanduanes	695,000		695,000
PENRO Masbate	728,000		728,000
PENRO Sorsogon	452,000		452,000
Region VI - Western Visayas	7,414,000	4,521,000	11,935,000

Regional Office VI - Proper	6,058,000	4,521,000	10,579,000
PENRO Antique	452,000		452,000
PENRO Capiz	452,000		452,000
PENRO Iloilo	452,000		452,000
Region VII - Central Visayas	8,953,000	5,425,000	14,378,000

Regional Office VII - Proper	5,606,000	5,425,000	11,031,000
PENRO Bohol	717,000		717,000
PENRO Cebu	930,000		930,000
PENRO Negros Oriental	1,005,000		1,005,000
PENRO Siquijor	695,000		695,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	803
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region VIII - Eastern Visayas	8,508,000	5,094,000	13,602,000

Regional Office VIII - Proper	4,811,000	5,094,000	9,905,000
PENRO Biliran	695,000		695,000
PENRO Eastern Samar	243,000		243,000
PENRO Leyte	597,000		597,000
PENRO Northern Samar	695,000		695,000
PENRO Southern Leyte	745,000		745,000
PENRO Western Samar	722,000		722,000
Region IX - Zamboanga Peninsula	6,590,000	4,054,000	10,644,000

Regional Office IX - Proper	5,186,000	4,054,000	9,240,000
PENRO Zamboanga del Norte	245,000		245,000
PENRO Zamboanga del Sur	703,000		703,000
PENRO Zamboanga Sibugay	456,000		456,000
Region X - Northern Mindanao	9,340,000	5,010,000	14,350,000

Regional Office X - Proper	6,312,000	5,010,000	11,322,000
PENRO Bukidnon	695,000		695,000
PENRO Camiguin	700,000		700,000
PENRO Lanao del Norte	243,000		243,000
PENRO Misamis Occidental	695,000		695,000
PENRO Misamis Oriental	695,000		695,000
Region XI - Davao	7,052,000	4,819,000	11,871,000

Regional Office XI - Proper	5,676,000	4,819,000	10,495,000
PENRO Compostela Valley	452,000		452,000
PENRO Davao del Sur	472,000		472,000
PENRO Davao Oriental	452,000		452,000
Region XII - SOCCSKSARGEN	3,228,000	5,402,000	8,630,000

Regional Office XII - Proper	1,213,000	5,402,000	6,615,000
PENRO North Cotabato	695,000		695,000
PENRO Sultan Kudarat	1,320,000		1,320,000
Region XIII - CARAGA	8,160,000	4,670,000	12,830,000

Regional Office XIII - Proper	5,364,000	4,670,000	10,034,000

804	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PENRO Agusan del Norte	468,000	468,000
PENRO Agusan del Sur	695,000	695,000
PENRO Dinagat Islands	695,000	695,000
PENRO Surigao del Norte	243,000	243,000
PENRO Surigao del Sur	695,000	695,000
Administration of Personnel Benefits	98,587,000	98,587,000

National Capital Region (NCR)	29,985,000	29,985,000

Central Office	28,637,000	28,637,000
Biodiversity Management Bureau (BMB)	206,000	206,000
Land Management Bureau (BMB)	555,000	555,000
NCR - Proper	587,000	587,000
Region I - Ilocos	1,727,000	1,727,000

Regional Office I - Proper	1,727,000	1,727,000
Cordillera Administrative Region (CAR)	2,891,000	2,891,000

Regional Office CAR - Proper	2,891,000	2,891,000
Region II - Cagayan Valley	4,298,000	4,298,000

Regional Office II - Proper	4,298,000	4,298,000
Region III - Central Luzon	12,946,000	12,946,000

Regional Office III - Proper	12,946,000	12,946,000
Region IVA - CALABARZON	8,964,000	8,964,000

Ecosystems Research and Development Bureau (ERDB)	1,802,000	1,802,000
Regional Office IVA - Proper	7,162,000	7,162,000
Region IVB - MIMAROPA	5,987,000	5,987,000

Regional Office IVB - Proper	5,987,000	5,987,000
Region V - Bicol	4,791,000	4,791,000

Regional Office V - Proper	4,791,000	4,791,000
Region VI - Western Visayas	2,545,000	2,545,000

Regional Office VI - Proper	2,545,000	2,545,000
Region VII - Central Visayas	2,021,000	2,021,000

Regional Office VII - Proper	2,021,000	2,021,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	805
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region VIII - Eastern Visayas	4,329,000			4,329,000

Regional Office VIII - Proper	4,329,000			4,329,000
Region IX - Zamboanga Peninsula	2,586,000			2,586,000

Regional Office IX - Proper	2,586,000			2,586,000
Region X - Northern Mindanao	1,727,000			1,727,000

Regional Office X - Proper	1,727,000			1,727,000
Region XI - Davao	2,709,000			2,709,000

Regional Office IX - Proper	2,709,000			2,709,000
Region XII - SOCCSKSARGEN	6,359,000			6,359,000

Regional Office XII - Proper	6,359,000			6,359,000
Region XIII - CARAGA	4,722,000			4,722,000

Regional Office XIII - Proper	4,722,000			4,722,000
Sub-total, General Administration and Support	1,549,111,000	809,226,000	534,808,000	2,893,145,000

Support to Operations
Data Management including Systems Development and Maintenance	90,537,000	162,287,000	291,604,000	544,428,000

National Capital Region (NCR)	29,287,000	129,662,000	291,604,000	450,553,000

Central Office	18,373,000	126,107,000	291,604,000	436,084,000
Biodiversity Management Bureau (BMB)	5,006,000	1,324,000		6,330,000
Forest Management Bureau (FMB)	2,610,000	766,000		3,376,000
Land Management Bureau (LMB)		305,000		305,000
NCR - Proper	3,298,000	1,160,000		4,458,000
Region I - Ilocos	4,956,000	1,914,000		6,870,000

Regional Office I - Proper	2,978,000	1,158,000		4,136,000
PENRO Ilocos Norte	492,000	186,000		678,000
PENRO Ilocos Sur	497,000	186,000		683,000
PENRO La Union	497,000	180,000		677,000
PENRO Pangasinan	492,000	204,000		696,000
Cordillera Administrative Region (CAR)	6,258,000	1,556,000		7,814,000

Regional Office CAR - Proper	3,306,000	896,000		4,202,000
PENRO Abra	492,000	110,000		602,000

806	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PENRO Apayao	492,000	110,000	602,000
PENRO Benguet	492,000	110,000	602,000
PENRO Ifugao	492,000	110,000	602,000
PENRO Kalinga	492,000	110,000	602,000
PENRO Mt. Province	492,000	110,000	602,000
Region II - Cagayan Valley	5,242,000	1,300,000	6,542,000

Regional Office II - Proper	2,782,000	1,143,000	3,925,000
PENRO Batanes	492,000	18,000	510,000
PENRO Cagayan	492,000	43,000	535,000
PENRO Isabela	492,000	44,000	536,000
PENRO Nueva Vizcaya	492,000	27,000	519,000
PENRO Quirino	492,000	25,000	517,000
Region III - Central Luzon	3,036,000	1,827,000	4,863,000

Regional Office III - Proper	2,052,000	1,558,000	3,610,000
PENRO Aurora		45,000	45,000
PENRO Bataan	492,000	34,000	526,000
PENRO Bulacan		48,000	48,000
PENRO Nueva Ecija		35,000	35,000
PENRO Pampanga		32,000	32,000
PENRO Tarlac	492,000	37,000	529,000
PENRO Zambales		38,000	38,000
Region IVA - CALABARZON	3,469,000	3,520,000	6,989,000

Ecosystems Research and Development Bureau (ERDB)	944,000	1,534,000	2,478,000
Regional Office IVA - Proper	2,033,000	1,566,000	3,599,000
PENRO Batangas		100,000	100,000
PENRO Cavite	492,000	50,000	542,000
PENRO Laguna		60,000	60,000
PENRO Quezon		160,000	160,000
PENRO Rizal		50,000	50,000
Region IVB - MIMAROPA	989,000	2,929,000	3,918,000

Regional Office IVB - Proper	989,000	1,835,000	2,824,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	807
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Marinduque		170,000	170,000
PENRO Occidental Mindoro		208,000	208,000
PENRO Oriental Mindoro		222,000	222,000
PENRO Palawan		335,000	335,000
PENRO Romblon		159,000	159,000
Region V - Bicol	5,930,000	1,830,000	7,760,000

Regional Office V - Proper	2,978,000	1,710,000	4,688,000
PENRO Albay	492,000	20,000	512,000
PENRO Camarines Norte	492,000	20,000	512,000
PENRO Camarines Sur	492,000	20,000	512,000
PENRO Catanduanes	492,000	20,000	512,000
PENRO Masbate	492,000	20,000	512,000
PENRO Sorsogon	492,000	20,000	512,000
Region VI - Western Visayas	2,978,000	2,296,000	5,274,000

Regional Office VI - Proper	2,978,000	1,835,000	4,813,000
PENRO Aklan		50,000	50,000
PENRO Antique		100,000	100,000
PENRO Capiz		50,000	50,000
PENRO Guimaras		50,000	50,000
PENRO Iloilo		150,000	150,000
PENRO Negros Occidental		61,000	61,000
Region VII - Central Visayas	4,946,000	1,888,000	6,834,000

Regional Office VII - Proper	2,978,000	1,242,000	4,220,000
PENRO Bohol	492,000	248,000	740,000
PENRO Cebu	492,000	252,000	744,000
PENRO Negros Oriental	492,000	41,000	533,000
PENRO Siquijor	492,000	105,000	597,000
Region VIII - Eastern Visayas	6,307,000	1,796,000	8,103,000

Regional Office VIII - Proper	3,847,000	995,000	4,842,000
PENRO Biliran	492,000	125,000	617,000
PENRO Eastern Samar	492,000	128,000	620,000

808	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PENRO Leyte	492,000	160,000	652,000
PENRO Northern Samar	492,000	131,000	623,000
PENRO Southern Leyte		129,000	129,000
PENRO Western Samar	492,000	128,000	620,000
Region IX - Zamboanga Peninsula	3,392,000	1,650,000	5,042,000

Regional Office IX- Proper	2,398,000	1,350,000	3,748,000
PENRO Zamboanga del Norte		125,000	125,000
PENRO Zamboanga del Sur	497,000	75,000	572,000
PENRO Zamboanga Sibugay	497,000	100,000	597,000
Region X - Northern Mindanao	4,658,000	2,797,000	7,455,000

Regional Office X - Proper	2,198,000	2,427,000	4,625,000
PENRO Bukidnon	492,000	150,000	642,000
PENRO Camiguin	492,000	40,000	532,000
PENRO Lanao del Norte	492,000	60,000	552,000
PENRO Misamis Occidental	492,000	60,000	552,000
PENRO Misamis Oriental	492,000	60,000	552,000
Region XI - Davao	2,650,000	2,299,000	4,949,000

Regional Office XI - Proper	2,650,000	1,604,000	4,254,000
PENRO Compostela Valley		170,000	170,000
PENRO Davao del Norte		124,000	124,000
PENRO Davao del Sur		156,000	156,000
PENRO Davao Occidental		65,000	65,000
PENRO Davao Oriental		180,000	180,000
Region XII - SOCCSKSARGEN	617,000	1,691,000	2,308,000

Regional Office XII - Proper	617,000	1,131,000	1,748,000
PENRO North Cotabato		140,000	140,000
PENRO Saranggani		140,000	140,000
PENRO South Cotabato		140,000	140,000
PENRO Sultan Kudarat		140,000	140,000
Region XIII - CARAGA	5,822,000	3,332,000	9,154,000

Regional Office XIII - Proper	3,362,000	1,344,000	4,706,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	809
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Agusan del Norte	492,000	398,000	890,000
PENRO Agusan del Sur	492,000	600,000	1,092,000
PENRO Dinagat Islands	492,000	180,000	672,000
PENRO Surigao del Norte	492,000	310,000	802,000
PENRO Surigao del Sur	492,000	500,000	992,000
Production and Dissemination of Technical and Popular Materials in the Conservation and Development of Natural Resources and Environmental Education, including an Encyclopedia on Biodiversity	62,269,000	178,773,000	241,042,000

National Capital Region (NCR)	33,120,000	147,560,000	180,680,000

Central Office	31,147,000	140,017,000	171,164,000
Biodiversity Management Bureau (BMB)		4,118,000	4,118,000
Forest Management Bureau (FMB)		1,863,000	1,863,000
Land Management Bureau (LMB)	286,000	154,000	440,000
NCR - Proper	1,687,000	1,408,000	3,095,000
Region I - Ilocos	1,961,000	1,807,000	3,768,000

Regional Office I - Proper	1,961,000	925,000	2,886,000
PENRO Ilocos Norte		219,000	219,000
PENRO Ilocos Sur		214,000	214,000
PENRO La Union		141,000	141,000
PENRO Pangasinan		308,000	308,000
Cordillera Administrative Region (CAR)	2,140,000	1,212,000	3,352,000

Regional Office CAR - Proper	2,140,000	1,062,000	3,202,000
PENRO Abra		25,000	25,000
PENRO Apayao		25,000	25,000
PENRO Benguet		25,000	25,000
PENRO Ifugao		25,000	25,000
PENRO Kalinga		25,000	25,000
PENRO Mt. Province		25,000	25,000
Region II - Cagayan Valley	1,687,000	2,075,000	3,762,000

Regional Office II - Proper	1,687,000	1,595,000	3,282,000
PENRO Batanes		87,000	87,000

810	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PENRO Cagayan		102,000	102,000
PENRO Isabela		102,000	102,000
PENRO Nueva Vizcaya		87,000	87,000
PENRO Quirino		102,000	102,000
Region III - Central Luzon	1,150,000	2,069,000	3,219,000

Regional Office III - Proper	1,150,000	1,674,000	2,824,000
PENRO Aurora		68,000	68,000
PENRO Bataan		48,000	48,000
PENRO Bulacan		48,000	48,000
PENRO Nueva Ecija		60,000	60,000
PENRO Pampanga		51,000	51,000
PENRO Tarlac		52,000	52,000
PENRO Zambales		68,000	68,000
Region IVA - CALABARZON	1,350,000	3,038,000	4,388,000

Ecosystems Research and Development Bureau (ERDB)	697,000	1,378,000	2,075,000
Regional Office IVA - Proper	653,000	1,140,000	1,793,000
PENRO Batangas		100,000	100,000
PENRO Cavite		60,000	60,000
PENRO Laguna		80,000	80,000
PENRO Quezon		220,000	220,000
PENRO Rizal		60,000	60,000
Region IVB - MINAROPA		2,254,000	2,254,000

Regional Office IVB - Proper		1,828,000	1,828,000
PENRO Marinduque		66,000	66,000
PENRO Occidental Mindoro		82,000	82,000
PENRO Oriental Mindoro		86,000	86,000
PENRO Palawan		106,000	106,000
PENRO Romblon		86,000	86,000
Region V - Bicol	2,140,000	2,077,000	4,217,000

Regional Office V - Proper	2,140,000	1,957,000	4,097,000
PENRO Albay		20,000	20,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	811
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Camarines Norte		20,000	20,000
PENRO Camarines Sur		20,000	20,000
PENRO Catanduanes		20,000	20,000
PENRO Masbate		20,000	20,000
PENRO Sorsogon		20,000	20,000
Region VI - Western Visayas	2,140,000	2,410,000	4,550,000

Regional Office VI - Proper	2,140,000	1,995,000	4,135,000
PENRO Aklan		30,000	30,000
PENRO Antique		40,000	40,000
PENRO Capiz		30,000	30,000
PENRO Guimaras		20,000	20,000
PENRO Iloilo		50,000	50,000
PENRO Negros Occidental		245,000	245,000
Region VII - Central Visayas	2,140,000	2,200,000	4,340,000

Regional Office VII - Proper	2,140,000	1,605,000	3,745,000
PENRO Bohol		155,000	155,000
PENRO Cebu		155,000	155,000
PENRO Negros Oriental		200,000	200,000
PENRO Siquijor		85,000	85,000
Region VIII - Eastern Visayas	1,828,000	1,348,000	3,676,000

Regional Office VIII - Proper	1,828,000	1,348,000	3,676,000
Region IX - Zamboanga Peninsula	2,164,000	1,304,000	3,468,000

Regional Office IX - Proper	2,164,000	1,268,000	3,432,000
PENRO Zamboanga del Norte		16,000	16,000
PENRO Zamboanga del Sur		8,000	8,000
PENRO Zamboanga Sibugay		12,000	12,000
Region X - Northern Mindanao	2,140,000	2,157,000	4,297,000

Regional Office X - Proper	2,140,000	2,107,000	4,247,000
PENRO Bukidnon		10,000	10,000
PENRO Camiguin		10,000	10,000
PENRO Lanao del Norte		10,000	10,000

812	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PENRO Misamis Occidental		10,000	10,000
PENRO Misamis Oriental		10,000	10,000
Region XI - Davao	2,414,000	2,152,000	4,566,000

Regional Office XI - Proper	2,414,000	1,652,000	4,066,000
PENRO Compostela Valley		100,000	100,000
PENRO Davao del Norte		100,000	100,000
PENRO Davao del Sur		100,000	100,000
PENRO Davao Occidental		100,000	100,000
PENRO Davao Oriental		100,000	100,000
Region XII - SOCCSKSARGEN	4,083,000	2,301,000	6,384,000

Regional Office XII - Proper	4,083,000	1,597,000	5,680,000
PENRO North Cotabato		171,000	171,000
PENRO Saranggani		161,000	161,000
PENRO South Cotabato		161,000	161,000
PENRO Sultan Kudarat		211,000	211,000
Region XIII - CARAGA	1,812,000	2,309,000	4,121,000

Regional Office XIII - Proper	1,812,000	2,309,000	4,121,000
Legal Services including Operations Against Unlawful Titling of Public Land	139,991,000	35,998,000	175,989,000

National Capital Region (NCR)	48,942,000	15,161,000	64,103,000

Central Office	37,007,000	12,280,000	49,287,000
Biodiversity Management Bureau (BMB)	967,000	300,000	1,267,000
Forest Management Bureau (FMB)		200,000	200,000
Land Management Bureau (LMB)	7,373,000	1,311,000	8,684,000
NCR - Proper	3,595,000	1,070,000	4,665,000
Region I - Ilocos	4,521,000	1,766,000	6,287,000

Regional Office I - Proper	4,521,000	1,766,000	6,287,000
Cordillera Administrative Region (CAR)	5,060,000	1,089,000	6,149,000

Regional Office CAR - Proper	5,060,000	1,089,000	6,149,000
Region II - Cagayan Valley	5,109,000	1,179,000	6,288,000

Regional Office II - Proper	5,109,000	1,179,000	6,288,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	813
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region III - Central Luzon	6,546,000	1,206,000	7,752,000

Regional Office III - Proper	6,546,000	1,206,000	7,752,000
Region IVA - CALABARZON	2,871,000	997,000	3,868,000

Ecosystems Research and Development Bureau (ERDB)		200,000	200,000
Regional Office IVA - Proper	2,871,000	797,000	3,668,000
Region IVB - MIMAROPA	10,873,000	2,000,000	12,873,000

Regional Office IVB - Proper	10,873,000	2,000,000	12,873,000
Region V - Bicol	6,275,000	1,265,000	7,540,000

Regional Office V - Proper	6,275,000	1,265,000	7,540,000
Region VI - Western Visayas	7,768,000	1,176,000	8,944,000

Regional Office VI - Proper	7,768,000	1,176,000	8,944,000
Region VII - Central Visayas	9,305,000	1,700,000	11,005,000

Regional Office VII - Proper	9,305,000	1,700,000	11,005,000
Region VIII - Eastern Visayas	6,728,000	1,525,000	8,253,000

Regional Office VIII - Proper	6,728,000	1,525,000	8,253,000
Region IX - Zamboanga Peninsula	2,991,000	793,000	3,784,000

Regional Office IX- Proper	2,991,000	793,000	3,784,000
Region X - Northern Mindanao	6,635,000	1,389,000	8,024,000

Regional Office X - Proper	6,635,000	1,389,000	8,024,000
Region XI - Davao	7,881,000	1,410,000	9,291,000

Regional Office XI - Proper	7,881,000	1,410,000	9,291,000
Region XII - SOCCSKSARGEN	3,374,000	1,640,000	5,014,000

Regional Office XII - Proper	3,374,000	1,640,000	5,014,000
Region XIII - CARAGA	5,112,000	1,702,000	6,814,000

Regional Office XIII - Proper	5,112,000	1,702,000	6,814,000
Conduct of Special Studies, Design and Development in Support of Forestry, Mining and Environmental Management Operations, Including Climate Change Resilience	28,749,000	225,146,000	253,895,000

National Capital Region (NCR)	28,749,000	212,292,000	241,041,000

Central Office	28,749,000	212,292,000	241,041,000

814	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region IVB - MIMAROPA		500,000	500,000

Regional Office IVB - Proper		500,000	500,000
Region IX - Zamboanga Peninsula		500,000	500,000

Regional Office IX- Proper		500,000	500,000
Region X - Northern Mindanao		500,000	500,000

Regional Office X - Proper		500,000	500,000
Region XI - Davao		10,354,000	10,354,000

Regional Office XI - Proper		10,354,000	10,354,000
Region XII - SOCCSKSARGEN		500,000	500,000

Regional Office XII - Proper		500,000	500,000
Region XIII - CARAGA		500,000	500,000

Regional Office XIII - Proper		500,000	500,000
Formulation and Monitoring of ENR Sector Policies, Plans, Programs and Projects	387,129,000	354,194,000	741,223,000

National Capital Region (NCR)	169,997,000	127,138,000	297,135,000

Central Office	26,072,000	83,650,000	109,722,000
Biodiversity Management Bureau (BMB)	43,679,000	10,927,000	54,506,000
Forest Management Bureau (FMB)	55,988,000	27,738,000	83,726,000
Land Management Bureau (LMB)	39,577,000	3,450,000	43,027,000
NCR - Proper	4,681,000	1,473,000	6,154,000
Region I - Ilocos	14,588,000	15,288,000	29,876,000

Regional Office I - Proper	5,396,000	6,490,000	11,886,000
PENRO Ilocos Norte	1,611,000	2,997,000	4,508,000
PENRO Ilocos Sur	1,744,000	1,412,000	3,156,000
PENRO La Union	3,022,000	1,154,000	4,176,000
PENRO Pangasinan	2,815,000	3,335,000	6,150,000
Cordillera Administrative Region (CAR)	13,622,000	10,663,000	24,285,000

Regional Office CAR - Proper	5,156,000	1,054,000	6,210,000
PENRO Abra	1,381,000	87,000	1,468,000
PENRO Apayao	1,361,000	87,000	1,448,000
PENRO Benguet	1,361,000	7,787,000	9,148,000
PENRO Ifugao	1,641,000	587,000	2,228,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	815
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Kalinga	1,361,000	87,000	1,448,000
PENRO Mt. Province	1,361,000	974,000	2,335,000
Region II - Cagayan Valley	11,207,000	12,521,000	23,728,000

Regional Office II - Proper	5,514,000	7,903,000	13,417,000
PENRO Batanes	907,000	155,000	1,062,000
PENRO Cagayan	1,032,000	421,000	1,453,000
PENRO Isabela	1,361,000	1,347,000	2,708,000
PENRO Nueva Vizcaya	1,361,000	2,235,000	3,596,000
PENRO Quirino	1,032,000	460,000	1,492,000
Region III - Central Luzon	44,667,000	15,112,000	59,779,000

Regional Office III - Proper	18,388,000	6,659,000	25,047,000
PENRO Aurora	8,139,000	1,668,000	9,807,000
PENRO Bataan	3,174,000	1,918,000	5,092,000
PENRO Bulacan	2,175,000	778,000	2,953,000
PENRO Nueva Ecija	2,922,000	1,289,000	4,211,000
PENRO Pampanga	3,588,000	594,000	4,182,000
PENRO Tarlac	3,009,000	1,016,000	4,025,000
PENRO Zambales	3,272,000	1,190,000	4,462,000
Region IVA - CALABARZON	10,379,000	19,919,000	30,298,000

Ecosystems Research and Development Bureau (ERDB)	2,407,000	5,067,000	7,474,000
Regional Office IVA - Proper	3,312,000	5,121,000	8,433,000
PENRO Batangas	907,000	1,363,000	2,270,000
PENRO Cavite	907,000	1,322,000	2,229,000
PENRO Laguna	907,000	1,338,000	2,245,000
PENRO Quezon	1,032,000	1,797,000	2,829,000
PENRO Rizal	907,000	3,911,000	4,818,000
Region IVB - MIMAROPA	7,969,000	15,257,000	23,226,000

Regional Office IVB - Proper	5,248,000	2,747,000	7,995,000
PENRO Marinduque		987,000	987,000
PENRO Occidental Mindoro	907,000	2,724,000	3,631,000
PENRO Oriental Mindoro	907,000	1,999,000	2,906,000

816	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PENRO Palawan	907,000	4,317,000	5,224,000
PENRO Romblon		2,483,000	2,483,000
Region V - Bicol	17,573,000	10,534,000	28,107,000

Regional Office V - Proper	8,648,000	8,640,000	17,288,000
PENRO Albay	1,361,000	166,000	1,527,000
PENRO Camarines Norte	1,361,000	148,000	1,509,000
PENRO Camarines Sur	2,449,000	1,100,000	3,549,000
PENRO Catanduanes	1,361,000	148,000	1,509,000
PENRO Masbate	1,361,000	174,000	1,535,000
PENRO Sorsogon	1,032,000	158,000	1,190,000
Region VI - Western Visayas	14,896,000	17,103,000	32,699,000

Regional Office VI - Proper	5,837,000	5,166,000	11,003,000
PENRO Aklan	1,361,000	157,000	2,218,000
PENRO Antique	1,601,000	4,116,000	5,617,000
PENRO Capiz	1,361,000	2,292,000	3,653,000
PENRO Guimaras	1,361,000	621,000	1,982,000
PENRO Iloilo	1,361,000	1,751,000	3,112,000
PENRO Negros Occidental	2,014,000	3,100,000	5,114,000
Region VII - Central Visayas	10,265,000	17,500,000	27,765,000

Regional Office VII - Proper	4,546,000	3,483,000	8,029,000
PENRO Bohol	1,881,000	5,537,000	7,418,000
PENRO Cebu	1,361,000	4,557,000	5,918,000
PENRO Megros Oriental	1,445,000	2,500,000	3,945,000
PENRO Siquijor	1,032,000	1,423,000	2,455,000
Region VIII - Eastern Visayas	16,264,000	19,625,000	35,889,000

Regional Office VIII - Proper	3,651,000	8,196,000	11,847,000
PENRO Biliran	1,361,000	760,000	2,121,000
PENRO Eastern Samar	2,206,000	1,815,000	4,021,000
PENRO Leyte	2,568,000	2,743,000	5,311,000
PENRO Northern Samar	1,711,000	2,550,000	4,261,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	817
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Southern Leyte	2,226,000	1,341,000	3,567,000
PENRO Western Samar	2,541,000	2,220,000	4,761,000
Region IX - Zamboanga Peninsula	9,504,000	16,964,000	25,568,000

Regional Office IX - Proper	6,300,000	7,905,000	14,205,000
PENRO Zamboanga del Norte	456,000	2,371,000	2,827,000
PENRO Zamboanga del Sur	1,376,000	2,158,000	3,534,000
PENRO Zamboanga Sibugay	1,372,000	3,630,000	5,002,000
Region X - Northern Mindanao	9,923,000	17,356,000	27,279,000

Regional Office X - Proper	5,511,000	5,136,000	10,647,000
PENRO Bukidnon		2,250,000	2,250,000
PENRO Camiguin	1,361,000	1,140,000	2,501,000
PENRO Lanao del Norte	1,366,000	2,930,000	4,196,000
PENRO Misamis Occidental	907,000	2,990,000	3,897,000
PENRO Misamis Oriental	778,000	3,910,000	3,788,000
Region XI - Davao	12,281,000	11,274,000	23,555,000

Regional Office XI - Proper	6,181,000	6,937,000	13,118,000
PENRO Compostela Valley	1,798,000	1,903,000	2,801,000
PENRO Davao del Norte	1,580,000	156,000	1,736,000
PENRO Davao del Sur	1,361,000	1,337,000	2,698,000
PENRO Davao Occidental		604,000	604,000
PENRO Davao Oriental	1,361,000	1,237,000	2,598,000
Region XII - SOCCSKSARGEN	12,874,000	11,833,000	24,707,000

Regional Office XII - Proper	7,359,000	10,176,000	17,535,000
PENRO North Cotabato	3,471,000	272,000	3,743,000
PENRO Saranggani		546,000	546,000
PENRO South Cotabato		276,000	276,000
PENRO Sultan Kudarat	2,044,000	563,000	2,607,000
Region XIII - CARAGA	11,120,000	16,207,000	27,327,000

Regional Office XIII - Proper	4,973,000	9,438,000	14,411,000
PENRO Agusan del Norte	1,361,000	1,477,000	2,838,000

818	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PENRO Agusan del Sur	1,361,000	2,008,000		3,369,000
PENRO Dinagat Islands	1,361,000	248,000		1,609,000
PENRO Surigao del Norte	1,032,000	960,000		1,992,000
PENRO Surigao del Sur	1,032,000	2,076,000		3,108,000
Ecosystem Research Development and Extension Services	129,812,000	111,920,000		241,732,000

Region IVA - CALABARZON	129,812,000	111,920,000		241,732,000

Ecosystem Research and Development Bureau (ERDB)	129,812,000	111,920,000		241,732,000

Sub-total, Support to Operations	838,487,000	1,068,218,000	291,604,000	2,198,309,000

Operations
Natural resources sustainably managed	3,631,295,000	4,264,250,000	6,282,764,000	14,178,309,000

NATURAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM	340,281,000	908,989,000	113,000,000	1,362,270,000

Natural resources management arrangement/agreement and permit issuance	340,281,000	850,210,000	113,000,000	1,303,491,000

National Capital Region (NCR)	8,526,000	489,661,000	4,892,000	503,079,000

Central Office		405,748,000	2,424,000	408,172,000
Biodiversity Management Bureau (BMB)		1,400,000		1,400,000
Forest Management Bureau (FMB)		72,903,000	2,000,000	74,903,000
Land Management Bureau (LMB)		3,700,000		3,700,000
NCR - Proper	8,526,000	5,910,000	468,000	14,904,000
Region I - Ilocos	19,667,000	19,754,000	5,616,000	45,037,000

Regional Office I - Proper	6,092,000	3,004,000	468,000	9,564,000
PENRO Ilocos Norte	4,444,000	4,522,000	1,404,000	10,370,000
PENRO Ilocos Sur	3,766,000	4,102,000	1,404,000	9,272,000
PENRO La Union	1,578,000	2,110,000	468,000	4,156,000
PENRO Pangasinan	3,787,000	6,016,000	1,872,000	11,675,000
Cordillera Administrative Region (CAR)	15,776,000	21,895,000	8,892,000	46,563,000

Regional Office CAR - Proper	2,385,000	2,568,000	468,000	5,421,000
PENRO Abra	1,337,000	3,607,000	1,404,000	6,348,000
PENRO Apayao	1,575,000	2,675,000	1,404,000	5,654,000
PENRO Benguet	441,000	3,618,000	1,404,000	5,463,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	819
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Ifugao	4,379,000	3,868,000	1,404,000	9,651,000
PENRO Kalinga	3,654,000	2,797,000	1,404,000	7,855,000
PENRO Mt. Province	2,005,000	2,762,000	1,404,000	6,171,000
Region II - Cagayan Valley	26,771,000	24,084,000	8,892,000	59,747,000

Regional Office II - Proper	4,568,000	16,081,000	468,000	21,117,000
PENRO Batanes	885,000	216,000	468,000	1,569,000
PENRO Cagayan	7,178,000	2,135,000	2,340,000	11,553,000
PENRO Isabela	7,419,000	1,117,000	2,808,000	12,044,000
PENRO Nueva Vizcaya	5,595,000	2,352,000	1,404,000	9,351,000
PENRO Quirino	1,126,000	1,583,000	1,404,000	4,113,000
Region III - Central Luzon	7,347,000	41,770,000	9,360,000	58,477,000

Regional Office III - Proper	459,000	5,203,000	468,000	6,130,000
PENRO Aurora	5,981,000	5,289,000	1,404,000	12,674,000
PENRO Bataan		4,121,009	1,404,000	5,425,000
PENRO Bulacan		5,358,000	1,404,000	6,762,000
PENRO Nueva Ecija		9,430,000	1,404,000	10,834,000
PENRO Pampanga	686,000	2,578,000	468,000	3,732,000
PENRO Tarlac	221,000	4,162,000	1,404,000	5,687,000
PENRO Zambales		5,829,000	1,404,000	7,233,000
Region IVA - CALABARZON	34,065,000	34,169,000	6,084,000	75,018,000

Regional Office IVA - Proper	3,654,000	7,625,000	468,000	11,747,000
PENRO Batangas	1,147,000	4,945,000	1,404,000	7,496,000
PENRO Cavite	2,430,000	3,112,000	468,000	6,010,000
PENRO Laguna	3,377,000	4,116,000	936,000	8,429,000
PENRO Quezon	20,007,000	9,343,000	2,340,000	31,690,000
PENRO Rizal	3,450,000	5,728,000	468,000	9,646,000
Region IVB - MIMAROPA	28,691,000	19,603,000	7,488,000	55,782,000

Regional Office IVB - Proper	24,594,000	3,227,000	468,000	28,289,000
PENRO Marinduque	243,000	1,663,000	468,000	2,374,000
PENRO Occidental Mindoro	1,141,000	2,767,000	1,404,000	5,312,000

820	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PENRO Oriental Mindoro	2,483,000	2,897,000	1,404,000	6,784,000
PENRO Palawan	230,000	6,285,000	3,276,000	9,791,000
PENRO Romblon		2,764,000	468,000	3,232,000
Region V - Bicol	4,255,000	24,731,000	6,084,000	35,070,000

Regional Office V - Proper	3,985,000	11,026,000	468,000	15,479,000
PENRO Albay		2,196,000	936,000	3,132,000
PENRO Camarines Norte		1,813,000	468,000	2,281,000
PENRO Camarines Sur	270,000	3,812,000	1,872,000	5,954,000
PENRO Catanduanes		1,580,000	468,000	2,048,000
PENRO Masbate		2,688,000	1,404,000	4,092,000
PENRO Sorsogon		1,616,000	468,000	2,084,000
Region VI - Western Visayas	21,163,000	22,169,000	7,020,000	50,352,000

Regional Office VI - Proper	3,876,000	1,515,000	468,000	5,859,000
PENRO Aklan	1,565,000	2,174,000	468,000	4,207,000
PENRO Antique	1,548,000	3,093,000	1,404,000	6,045,000
PENRO Capiz	1,792,000	1,884,000	468,000	4,144,000
PENRO Guimaras	3,755,000	1,578,000	468,000	5,801,000
PENRO Iloilo	5,975,000	5,929,000	1,872,000	13,776,000
PENRO Negros Occidental	2,652,000	5,996,000	1,872,000	10,520,000
Region VII - Central Visayas	20,572,000	18,833,000	5,148,000	44,553,000

Regional Office VII - Proper	2,063,000	5,289,000	468,000	7,820,000
PENRO Bohol	5,351,000	3,798,000	1,404,000	10,553,000
PENRO Cebu	5,570,000	4,076,000	1,404,000	11,050,000
PENRO Negros Oriental	5,820,000	4,066,000	1,404,000	11,290,000
PENRO Siquijor	1,768,000	1,604,000	468,000	3,840,000
Region VIII - Eastern Visayas	20,067,000	10,902,000	8,424,000	39,393,000

Regional Office VIII - Proper	5,649,000	2,824,000	468,000	8,941,000
PENRO Biliran	894,000	626,000	468,000	1,988,000
PENRO Eastern Samar	2,675,000	1,356,000	1,404,000	5,435,000
PENRO Leyte	4,765,000	1,972,000	1,872,000	8,609,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	821
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Northern Samar		1,373,000	1,404,000	2,777,000
PENRO Southern Leyte	2,911,000	1,373,000	1,404,000	5,688,000
PENRO Western Samar	3,173,000	1,378,000	1,404,000	5,955,000
Region IX - Zamboanga Peninsula	30,721,000	21,508,000	6,084,000	58,313,000

Regional Office IX - Proper	6,016,000	4,139,000	468,000	10,623,000
PENRO Zamboanga del Norte	9,081,000	7,323,000	2,340,000	18,744,000
PENRO Zamboanga del Sur	5,353,000	4,196,000	1,404,000	10,953,000
PENRO Zamboanga Sibugay	10,271,000	5,850,000	1,872,000	17,993,000
Region X - Northern Mindanao	41,113,000	22,184,000	7,488,000	70,785,000

Regional Office X - Proper	3,344,000	2,149,000	468,000	5,961,000
PENRO Bukidnon	17,731,000	8,518,000	2,340,000	28,589,000
PENRO Camiguin	3,312,000	1,801,000	468,000	5,581,000
PENRO Lanao del Norte	5,664,000	3,136,000	1,404,000	10,204,000
PENRO Misamis Occidental	5,653,000	3,395,000	1,404,000	10,452,000
PENRO Misamis Oriental	5,409,000	3,185,000	1,404,000	9,998,000
Region XI - Davao	21,022,000	29,412,000	7,956,000	58,390,000

Regional Office XI - Proper	5,437,000	8,399,000	4,852,000	18,688,000
PENRO Compostela Valley	3,385,000	4,616,000	582,000	8,583,000
PENRO Davao del Norte	3,385,000	3,565,000	582,000	7,532,000
PENRO Davao del Sur	3,399,000	4,580,000	776,000	8,755,000
PENRO Davao Occidental		1,786,000	194,000	1,980,000
PENRO Davao Oriental	5,416,000	6,466,000	970,000	12,852,000
Region XII - SOCCSKSARGEN	34,511,000	16,132,000	6,084,000	56,727,000

Regional Office XII - Proper	5,022,000	1,819,000	468,000	7,309,000
PENRO North Cotabato	11,412,000	4,213,000	1,404,000	17,029,000
PENRO Saranggani	3,657,000	3,512,000	1,404,000	8,573,000
PENRO South Cotabato	4,078,000	3,172,000	1,404,000	8,654,000
PENRO Sultan Kudarat	10,342,000	3,416,000	1,404,000	15,162,000
Region XIII - CARAGA	6,014,000	32,703,000	7,488,000	46,205,000

Regional Office XIII - Proper	5,572,000	7,241,000	468,000	13,281,000

822	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PENRO Agusan del Norte		5,400,000	1,404,000	6,804,000
PENRO Agusan del Sur	221,000	8,415,000	2,340,000	10,976,000
PENRO Dinagat Islands		2,489,000	468,000	2,957,000
PENRO Surigao del Norte		4,236,000	936,000	5,172,000
PENRO Surigao del Sur	221,000	4,922,000	1,872,000	7,015,000
Operations against illegal environment and natural resources activities		58,779,000		58,779,000

National Capital Region (NCR)		42,779,000		42,779,000

Central Office		42,779,000		42,779,000
Region I - Ilocos		2,000,000		2,000,000

Regional Office I - Proper		1,474,000		1,474,000
PENRO Ilocos Norte		129,000		129,000
PENRO Ilocos Sur		129,000		129,000
PENRO La Union		50,000		50,000
PENRO Pangasinan		218,000		218,000
Cordillera Administrative Region (CAR)		500,000		500,000

Regional Office CAR - Proper		500,000		500,000
Region II - Cagayan Valley		1,500,000		1,500,000

Regional Office II - Proper		1,500,000		1,500,000
Region III - Central Luzon		1,500,000		1,500,000

Regional Office III - Proper		1,500,000		1,500,000
Region IVA - CALABARZON		500,000		500,000

Regional Office IVA - Proper		100,000		100,000
PENRO Batangas		80,000		80,000
PENRO Cavite		80,000		80,000
PENRO Laguna		80,000		80,000
PENRO Quezon		80,000		80,000
PENRO Rizal		80,000		80,000
Region IVB - MIMAROPA		1,000,000		1,000,000

Regional Office IVB - Proper		640,000		640,000
PENRO Marinduque		30,000		30,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	823
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Occidental Mindoro	60,000	60,000
PENRO Oriental Mindoro	60,000	60,000
PENRO Palawan	180,000	180,000
PENRO Romblon	30,000	30,000
Region V - Bicol	500,000	500,000

Regional Office V - Proper	365,000	365,000
PENRO Albay	20,000	20,000
PENRO Camarines Norte	20,000	20,000
PENRO Camarines Sur	30,000	30,000
PENRO Catanduanes	15,000	15,000
PENRO Masbate	30,000	30,000
PENRO Sorsogon	20,000	20,000
Region VI - Western Visayas	850,000	850,000

Regional Office VI - Proper	700,000	700,000
PENRO Negros Occidental	150,000	150,000
Region VII - Central Visayas	950,000	950,000

Regional Office VII - Proper	250,000	250,000
PENRO Bohol	210,000	210,000
PENRO Ceba	210,000	210,000
PENRO Negros Oriental	150,000	150,000
PENRO Siquijor	130,000	130,000
Region VIII - Eastern Visayas	500,000	500,000

Regional Office VIII - Proper	500,000	500,000
Region IX - Zamboanga Peninsula	1,000,000	1,000,000

Regional Office IX - Proper	732,000	732,000
PENRO Zamboanga del Norte	88,000	88,000
PENRO Zamboanga del Sur	64,000	64,000
PENRO Zamboanga Sibugay	116,000	116,000
Region X - Northern Mindanao	1,800,000	1,800,000

Regional Office X - Proper	1,060,000	1,060,000

824	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PENRO Bukidnon		160,000		160,000
PENRO Camigwin		130,000		130,000
PENRO Lanao del Norte		150,000		150,000
PENRO Misamis Occidental		150,000		150,000
PENRO Misamis Oriental		150,000		150,000
Region XI - Davao		1,800,000		1,800,000

Regional Office XI - Proper		1,800,000		1,800,000
Region XII - SOCCSKSARGEN		600,000		600,000

Regional Office XII - Proper		600,000		600,000
Region XIII - CARAGA		1,000,000		1,000,000

Regional Office XIII - Proper		1,000,000		1,000,000
NATURAL RESOURCES CONSERVATION AND DEVELOPMENT PROGRAM	3,291,014,000	3,355,261,000	6,169,764,000	12,816,039,000

PROTECTED AREAS, CAVES, AND WETLANDS DEVELOPMENT AND MANAGEMENT SUB-PROGRAM	701,290,000	674,345,000	39,984,000	1,415,619,000

Protected areas development and Management	701,290,000	674,345,000	39,984,000	1,415,619,000

National Capital Region (NCR)	21,328,000	105,827,000	12,224,000	138,579,000

Central Office		76,942,000	3,300,000	80,242,000
Biodiversity Management Bureau (BMB)	12,289,000	27,315,000	8,924,000	48,528,000
NCR - Proper	9,039,000	770,000		9,809,000
Region I - Ilocos	32,790,000	13,039,000		45,829,000

Regional Office I - Proper	10,049,000	5,111,000		15,160,000
PENRO Ilocos Norte	5,322,000	3,286,000		8,608,000
PENRO Ilocos Sur	6,635,000	1,509,000		8,144,000
PENRO La Union	2,075,000	826,000		2,901,000
PENRO Pangasinan	8,709,000	2,307,000		11,016,000
Cordillera Administrative Region (CAR)	43,277,000	26,633,000		69,910,000

Regional Office CAR - Proper	8,760,000	3,762,000		12,522,000
PENRO Abra	5,403,000	2,937,000		8,340,000
PENRO Apayao	5,407,000	590,000		5,997,000
PENRO Benguet	6,114,000	14,432,000		20,546,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	825
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Ifugao	4,963,000	258,000	5,221,000
PENRO Kalinga	6,073,000	3,344,000	9,417,000
PENRO Mt. Province	6,557,000	1,310,000	7,867,000
Region II - Cagayan Valley	62,333,000	51,120,000	114,153,000

Regional Office II - Proper	9,688,000	11,817,000	21,505,000
PENRO Batanes	2,295,000	2,860,000	5,155,000
PENRO Cagayan	15,673,000	7,117,000	22,690,000
PENRO Isabela	20,057,000	12,846,000	32,903,000
PENRO Nueva Vizcaya	7,364,000	12,579,000	19,943,000
PENRO Quirino	7,256,000	4,701,000	11,957,000
Region III - Central Luzon	54,514,000	54,934,000	109,448,000

Regional Office III - Proper	1,322,000	6,962,000	8,284,000
PENRO Aurora	6,344,000	27,659,000	34,003,000
PENRO Bataan	8,506,000	4,646,000	13,152,000
PENRO Bulacan	7,767,000	2,973,000	10,740,000
PENRO Nueva Ecija	10,906,000	9,735,000	20,641,000
PENRO Pampanga	5,176,000	1,366,000	6,542,000
PENRO Tarlac	7,541,000	175,000	7,716,000
PENRO Zambales	6,952,000	1,418,000	8,370,000
Region IVA - CALABARZON	45,951,000	49,161,000	95,812,000

Regional Office IVA - Proper	8,414,000	5,800,000	14,214,000
PENRO Batangas	5,101,000	7,350,000	12,451,000
PENRO Cavite	6,367,000	3,103,000	10,170,000
PENRO Laguna	5,286,000	4,100,000	10,086,000
PENRO Quezon	16,352,000	20,116,000	36,468,000
PENRO Rizal	4,431,000	7,992,000	12,423,000
Region IVB - MIMAROPA	51,804,000	56,173,000	108,677,000

Regional Office IVB - Proper	18,746,000	7,312,000	26,058,000
PENRO Marinduque	4,279,000	5,651,000	9,930,000
PENRO Occidental Mindoro	9,006,000	11,834,000	20,840,000

826	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PENRO Oriental Mindoro	3,970,000	3,737,000		7,707,000
PENRO Palawan	12,274,000	23,477,000		35,751,000
PENRO Romblon	3,529,000	4,862,000		8,391,000
Region V - Bicol	45,843,000	43,327,000		89,170,000

Regional Office V - Proper	7,387,000	5,640,000		13,027,000
PENRO Albay	4,090,000	5,315,000		9,905,000
PENRO Camarines Norte	5,067,000	5,944,000		11,011,000
PENRO Camarines Sur	14,897,000	9,339,000		24,236,000
PENRO Catanduanes	3,272,000	4,749,000		8,021,000
PENRO Masbate	8,672,000	6,437,000		15,109,000
PENRO Sorsogon	2,458,000	5,403,000		7,861,000
Region VI - Western Visayas	47,029,000	38,530,000	27,760,000	113,319,000

Regional Office VI - Proper	8,948,000	3,303,000		12,251,000
PENRO Aklan	5,948,000	3,592,000		9,540,000
PENRO Antique	6,729,000	10,590,000	27,760,000	45,079,000
PENRO Capiz	3,930,000	2,233,000		6,163,000
PENRO Guimaras	3,372,000	2,692,000		6,064,000
PENRO Iloilo	9,372,000	3,507,000		12,879,000
PENRO Negros Occidental	8,730,000	12,613,000		21,343,000
Region VII - Central Visayas	51,941,000	55,981,000		107,922,000

Regional Office VII - Proper	13,344,000	6,610,000		19,954,000
PENRO Bohol	11,196,000	24,434,000		35,630,000
PENRO Cebu	11,867,000	20,392,000		32,259,000
PENRO Negros Oriental	11,485,000	3,364,000		14,849,000
PENRO Siquijor	4,049,000	1,181,000		5,230,000
Region VIII - Eastern Visayas	35,374,000	60,686,000		96,060,000

Regional Office VIII - Proper	6,312,000	18,790,000		25,102,000
PENRO Biliran	2,419,000			2,419,000
PENRO Eastern Samar	4,036,000	7,382,000		11,418,000
PENRO Leyte	6,044,000	8,142,000		14,086,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	827
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Northern Samar	7,216,000	5,331,000	12,547,000
PENRO Southern Leyte	3,488,000	1,204,000	4,692,000
PENRO Western Samar	5,859,000	19,937,000	25,796,000
Region IX - Zamboanga Peninsula	46,237,000	21,135,000	67,372,000

Regional Office IX - Proper	8,217,000	8,397,000	16,614,000
PENRO Zamboanga del Norte	12,356,000	5,190,000	18,346,000
PENRO Zamboanga del Sur	8,725,000	2,150,000	11,575,000
PENRO Zamboanga Sibugay	16,939,000	3,198,000	20,837,000
Region X - Northern Mindanao	45,483,000	21,110,000	67,293,000

Regional Office X - Proper	9,027,000	4,049,000	13,076,000
PENRO Sukiduon	13,064,000	6,515,000	19,579,000
PENRO Camiguin	1,738,000	1,620,000	3,358,000
PENRO Lanao del Norte	7,211,000	2,797,000	10,008,000
PENRO Misamis Occidental	7,662,000	2,157,000	10,619,000
PENRO Misamis Oriental	6,781,000	3,172,000	10,653,000
Region XI - Davao	48,848,000	30,739,000	79,587,000

Regional Office XI - Proper	17,020,000	5,514,000	22,534,000
PENRO Compostela Valley	6,679,000	2,729,000	9,408,000
PENRO Davao del Norte	4,906,000	3,193,000	8,899,000
PENRO Davao del Sur	7,426,000	6,195,000	13,521,000
PENRO Davao Occidental		425,000	425,000
PENRO Davao Oriental	12,817,000	11,183,000	24,800,000
Region XII - SOCCSKSARGEN	13,534,000	17,774,000	31,308,000

Regional Office XII - Proper	1,260,000	6,768,000	8,028,000
PENRO North Cotabato	4,495,000	5,300,000	9,795,000
PENRO Saranggani	2,903,000	3,126,000	5,929,000
PENRO South Cotabato	2,573,000	2,250,000	4,823,000
PENRO Sultan Kudarat	2,303,000	430,000	2,733,000
Region XIII - CARAGA	55,004,000	26,176,000	81,180,000

Regional Office XIII - Proper	4,576,000	8,335,000	12,911,000

828	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PENRO Agusan del Norte	7,311,000	3,148,000		10,459,000
PENRO Agusan del Sur	16,366,000	5,994,000		22,360,000
PENRO Dinagat Islands	6,655,000	600,000		7,255,000
PENRO Surigao del Norte	8,408,000	4,728,000		13,136,000
PENRO Surigao del Sur	11,688,000	3,371,000		15,059,000
WILDLIFE RESOURCES CONSERVATION SUB-PROGRAM		72,782,000	88,790,000	161,572,000

Protection and Conservation of Wildlife		72,782,000	88,790,000	161,572,000

National Capital Region (NCR)		21,152,000	84,890,000	106,042,000

Central Office		4,412,000	980,000	5,392,000
Biodiversity Management Bureau (BMB)		5,400,000	60,000	5,060,000
NCR - Proper		11,740,000	83,850,000	95,590,000
Region I - Ilocos		1,190,000	60,000	2,050,000

Regional Office I - Proper		765,000	60,000	825,000
PENRO Ilocos Norte		309,000		309,000
PENRO Ilocos Sur		340,000		340,000
PENRO La Union		288,000		288,000
PENRO Pangasinan		288,000		288,000
Cordillera Administrative Region (CAR)		2,520,000	60,000	2,580,000

Regional Office CAR - Proper		1,051,000	60,000	1,111,000
PENRO Abra		149,000		149,000
PENRO Apayao		353,000		353,000
PENRO Benguet		231,000		231,000
PENRO Ifugao		331,000		331,000
PENRO Kalinga		347,000		347,000
PENRO Mt. Province		58,000		58,000
Region II - Cagayan Valley		2,580,000	60,000	2,640,000

Regional Office II - Proper		719,000	60,000	779,000
PENRO Batanes		516,000		516,000
PENRO Cagayan		643,000		643,000
PENRO Isabela		672,000		672,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	829
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Nueva Vizcaya	15,000		15,000
PENRO Quirino	15,000		15,000
Region III - Central Luzon	1,430,000	60,000	1,490,000

Regional Office III - Proper	430,000	60,000	490,000
PENRO Aurora	180,000		180,000
PENRO Bataan	60,000		60,000
PENRO Nueva Ecija	520,000		520,000
PENRO Pampanga	60,000		60,000
PENRO Tarlac	60,000		60,000
PENRO Zambales	120,000		120,000
Region IVA - CALABARZON	3,150,000	60,000	3,210,000

Regional Office IVA - Proper	2,140,000	60,000	2,200,000
PENRO Batangas	490,000		490,000
PENRO Cavite	20,000		20,000
PENRO Laguna	30,000		30,000
PENRO Quezon	470,000		470,000
Region IVB - MIMAROPA	9,940,000	60,000	10,000,000

Regional Office IVB - Proper	196,000	60,000	956,000
PENRO Marinduque	367,000		367,000
PENRO Occidental Mindoro	4,730,000		4,730,000
PENRO Oriental Mindoro	1,192,000		1,892,000
PENRO Palawan	2,110,000		2,010,000
PENRO Romblon	45,000		45,000
Region V - Bicol	3,470,000	60,000	3,530,000

Regional Office V - Proper	1,170,000	60,000	1,230,000
PENRO Albay	384,000		384,000
PENRO Camarines Norte	384,000		384,000
PENRO Camarines Sur	384,000		384,000
PENRO Catanduanes	382,000		382,000
PENRO Masbate	382,000		382,000

830	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PENRO Sorsogon	384,000		384,000
Region VI - Western Visayas	2,345,000	60,000	2,405,000

Regional Office VI - Proper	150,000	60,000	210,000
PENRO Aklan	55,000		55,000
PENRO Antique	50,000		50,000
PENRO Capiz	243,000		243,000
PENRO Guimaras	700,000		700,000
PENRO Iloilo	512,000		512,000
PENRO Negros Occidental	635,000		635,000
Region VII - Central Visayas	4,395,000	1,060,000	5,455,000

Regional Office VII - Proper	104,000	60,000	864,000
PENRO Bohol	1,286,000		1,286,000
PENRO Cebu	1,420,000		1,020,000
PENRO Negros Oriental	985,000		985,000
PENRO Siquijor	300,000	1,000,000	1,300,000
Region VIII - Eastern Visayas	2,960,000	60,000	3,020,000

Regional Office VIII - Proper	2,960,000	60,000	3,020,000
Region IX - Zamboanga Peninsula	3,340,000	60,000	3,400,000

Regional Office IX- Proper	1,746,000	60,000	1,806,000
PENRO Zamboanga del Norte	424,000		424,000
PENRO Zamboanga del Sur	533,000		533,000
PENRO Zamboanga Sibugay	637,000		637,000
Region X - Northern Mindanao	3,170,000	60,000	3,230,000

Regional Office X - Proper	1,550,000	60,000	1,610,000
PENRO Bukidnon	1,130,000		1,130,000
PENRO Misamis Oriental	490,000		490,000
Region XI - Davao	3,480,000	60,000	3,540,000

Regional Office XI - Proper	3,480,000	60,000	3,540,000
Region XII - SOCCSKSARGEN	3,230,000	2,060,000	5,290,000

Regional Office XII - Proper	1,768,000	2,060,000	3,828,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	831
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO North Cotabato	398,000		398,000
PENRO Saranggani	408,000		408,000
PENRO South Cotabato	508,000		508,000
PENRO Sultan Kudarat	148,000		148,000
Region XIII - CARAGA	3,630,000	60,000	3,690,000

Regional Office XIII - Proper	1,960,000	60,000	1,920,000
PENRO Agusan del Norte	460,000		460,000
PENRO Agusan del Sur	170,000		170,000
PENRO Dinagat Islands	450,000		450,000
PENRO Surigao del Norte	270,000		270,000
PENRO Surigao del Sur	420,000		420,000
Coastal and Marine Ecosytems Rehabilitation Sub-program	365,313,000	35,000,000	400,313,000

Management of Coastal and Marine Resources/Areas	305,313,000	15,000,000	320,313,000

National Capital Region (NCR)	155,612,000	15,000,000	170,612,000

Central Office	21,246,000	5,000,000	26,246,000
Biodiversity Management Bureau (BMB)	131,156,000	10,000,000	141,156,000
NCR - Proper	3,210,000		3,210,000
Region I - Ilocos	8,395,000		8,395,000

Regional Office I - Proper	7,405,000		7,405,000
PENRO La Union	495,000		495,000
PENRO Pangasinan	495,000		495,000
Cordillera Administrative Region (CAR)	1,400,000		1,400,000

Regional Office CAR - proper	1,400,000		1,400,000
Region II - Cagayan Valley	12,973,000		12,973,000

Regional Office II - Proper	8,447,000		8,447,000
PENRO Batanes	1,346,000		1,346,000
PENRO Cagayan	1,605,000		1,605,000
PENRO Isabela	1,575,000		1,575,000
Region III - Central Luzon	6,159,000		6,859,000

Regional Office III - Proper	4,305,000		4,305,000

832	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PENRO Zambales	2,554,000	2,554,000
Region IVA - CALABARZON	10,390,000	10,390,000

Regional Office IVA - Proper	2,742,000	2,742,000
PENRO Batangas	4,886,000	4,886,000
PENRO Cavite	1,373,000	1,373,000
PENRO Quezon	1,389,000	1,389,000
Region IVB - MIMAROPA	16,909,000	16,909,000

Regional Office IVB - Proper	3,556,000	3,556,000
PENRO Marinduque	520,000	520,000
PENRO Occidental Mindoro	1,867,000	1,867,000
PENRO Oriental Mindoro	200,000	200,000
PENRO Palawan	10,544,000	10,544,000
PENRO Romblon	222,000	222,000
Region V - Bicol	7,212,000	7,212,000

Regional Office V - Proper	7,212,000	7,212,000
Region VI - Western Visayas	11,990,000	11,990,000

Regional Office VI - Proper	2,872,000	2,872,000
PENRO Aklan	670,000	670,000
PENRO Antique	833,000	833,000
PENRO Capiz	383,000	383,000
PENRO Guinaras	2,445,000	2,445,000
PENRO Iloilo	830,000	830,000
PENRO Negros Occidental	3,957,000	3,957,000
Region VII - Central Visayas	15,693,000	15,693,000

Regional Office VII - Proper	3,690,000	3,690,000
PENRO Bohol	5,451,000	5,451,000
PENRO Cebu	3,389,000	3,389,000
PENRO Negros Oriental	1,778,000	1,778,000
PENRO Siquijor	1,385,000	1,385,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	833
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region VIII - Eastern Visayas	11,539,000		11,539,000

Regional Office VIII - Proper	7,101,000		7,101,000
PENRO Eastern Samar	1,238,000		1,238,000
PENRO Leyte	1,507,000		1,507,000
PENRO Northern Samar	1,693,000		1,693,000
Region IX - Zamboanga Peninsula	13,755,000		13,755,000

Regional Office IX - Proper	7,549,000		7,549,000
PENRO Zamboanga del norte	2,394,000		2,394,000
PENRO Zamboanga del Sur	2,114,000		2,114,000
PENRO Zamboanga Sibugay	1,698,000		1,698,000
Region X - Northern Mindanao	7,604,000		7,604,000

Regional Office X - Proper	3,404,000		3,404,000
PENRO Camiguin	200,000		200,000
PENRO Lanao del Norte	1,400,000		1,400,000
PENRO Misamis Occidental	1,200,000		1,200,000
PENRO Misamis Oriental	1,400,000		1,400,000
Region XI - Davao	9,145,000		9,145,000

Regional Office XI - Proper	8,595,000		8,595,000
PENRO Compostela Valley	100,000		100,000
PENRO Davao Oriental	450,000		450,000
Region XII - SOCCSKSARGEN	7,245,000		7,245,000

Regional Office XII - Proper	7,245,000		7,245,000
Region XIII - CARAGA	8,592,000		8,592,000

Regional Office XIII - Proper	4,488,000		4,488,000
PENRO Surigao del Norte	4,104,000		4,104,000
Development, Updating, and Implementation of the Operational Plan for the Manila Bay Coastal Management Strategy pursuant to SC Decision under GR No. 171947-48	60,000,000	20,000,000	80,000,000

National Capital Region (NCR)	60,000,000	20,000,000	80,000,000

Central Office	60,000,000	20,000,000	80,000,000

834	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

LAND MANAGEMENT SUB-PROGRAM	1,125,584,000	585,552,000	1,711,136,000

Land Survey, Disposition and Records Management	1,051,366,000	398,918,000	1,450,284,000

National Capital Region (NCR)	40,488,000	91,045,000	131,533,000

Central Office		29,231,000	29,231,000
Land Management Bureau (LMB)		58,650,000	58,650,000
NCR - Proper	40,488,000	3,164,000	43,652,000
Region I - Ilocos	52,093,000	38,502,000	90,595,000

Regional Office I - Proper	23,028,000	12,346,000	35,374,000
PENRO Ilocos Norte	7,566,000	6,273,000	13,839,000
PENRO Ilocos Sur	7,553,000	6,277,000	13,830,000
PENRO La Union	3,212,000	3,446,000	6,658,000
PENRO Pangasinan	10,734,000	10,160,000	20,894,000
Cordillera Administrative Region (CAR)	72,710,000	25,187,000	97,897,000

Regional Office CAR - Proper	23,974,000	8,761,000	32,735,000
PENRO Abra	9,891,000	5,713,000	15,604,000
PENRO Apayao	7,307,000	2,494,000	9,801,000
PENRO Benguet	9,801,000	3,620,000	13,421,000
PENRO Ifugao	6,909,000	1,292,000	8,201,000
PENRO Kalinga	7,023,000	1,719,000	8,742,000
PENRO Nt. Province	7,805,000	1,588,000	9,393,000
Region II - Cagayan Valley	83,489,000	18,017,000	101,506,000

Regional Office II - Proper	28,954,000	12,342,000	41,296,000
PENRO Batanes	2,566,000	153,000	2,719,000
PENRO Cagayan	15,975,000	1,805,000	17,780,000
PENRO Isabela	16,002,000	2,053,000	18,055,000
PENRO Nueva Vizcaya	9,422,000	1,094,000	10,516,000
PENRO Quirino	10,570,000	570,000	11,140,000
Region III - Central Luzon	103,231,000	19,326,000	122,557,000

Regional Office III - Proper	35,776,000	12,264,000	48,040,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	835
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Aurora	6,998,000	824,000	7,822,000
PENRO Bataan	9,369,000	668,000	10,037,000
PENRO Bulacan	12,531,000	870,000	13,401,000
PENRO Nueva Ecija	13,342,000	745,000	14,087,000
PENRO Pampanga	4,139,000	840,000	4,979,000
PENRO Tarlac	10,321,000	1,868,000	12,189,000
PENRO Zambales	10,755,000	1,247,000	12,002,000
Region IVA - CALABARZON	65,757,000	19,630,000	85,387,000

Regional Office IVA - Proper	30,296,000	9,469,000	39,765,000
PENRO Batangas	7,889,000	2,815,000	10,704,000
PENRO Cavite	4,686,000	1,281,000	5,967,000
PENRO Laguna	6,583,000	1,512,000	8,095,000
PENRO Quezon	11,265,000	3,567,000	14,832,000
PENRO Rizal	5,038,000	986,000	6,024,000
Region IVB - MIMAROPA	68,538,000	15,785,000	84,323,000

Regional Office IVB - Proper	39,946,000	9,342,000	49,288,000
PENRO Marinduque	2,472,000	1,099,000	3,571,000
PENRO Occidental Mindoro	6,118,000	1,416,000	7,534,000
PENRO Oriental Mindoro	3,409,000	1,117,000	5,126,000
PENRO Palawan	14,065,000	825,000	14,890,000
PENRO Romblon	2,528,000	1,386,000	3,914,000
Region V - Bicol	66,311,000	14,213,000	80,524,000

Regional Office V - Proper	29,422,000	8,561,000	37,983,000
PENRO Albay	7,826,000	867,000	8,693,000
PENRO Camarines Norte	4,717,000	621,000	5,338,000
PENRO Camarines Sur	9,450,000	1,895,000	11,345,000
PENRO Catanduanes	4,408,000	492,000	4,900,000
PENRO Masbate	6,839,000	866,000	7,705,000
PENRO Sorsogon	3,649,000	911,000	4,560,000

836	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region VI - Western Visayas	66,103,000	31,910,000	98,013,000

Regional Office VI - Proper	26,519,000	12,429,000	38,948,000
PENRO Aklan	7,461,000	3,155,000	10,616,000
PENRO Antique	6,871,000	4,349,000	11,220,000
PENRO Capiz	3,953,000	2,279,000	6,232,000
PENRO Guimaras	2,983,000	956,000	3,939,000
PENRO Iloilo	9,898,000	4,915,000	14,813,000
PENRO Negros Occidental	8,418,000	3,127,000	12,245,000
Region VII - Central Visayas	60,862,000	23,248,000	84,110,000

Regional Office VII - Proper	30,584,000	9,945,000	40,529,000
PENRO Bohol	8,034,000	7,756,000	15,790,000
PENRO Cebu	8,974,000	2,340,000	11,314,000
PENRO Negros Oriental	9,629,000	1,116,000	11,445,000
PENRO Siquijor	3,641,000	1,391,000	5,032,000
Region VIII - Eastern Visayas	73,962,000	24,609,000	98,571,000

Regional Office VIII - Proper	24,033,000	11,277,000	35,310,000
PENRO Biliran	3,074,000	613,000	3,687,000
PENRO Eastern Samar	8,925,000	2,693,000	11,618,000
PENRO Leyte	13,358,000	3,219,000	16,577,000
PENRO Northern Samar	6,182,000	2,556,000	8,738,000
PENRO Southern Leyte	8,458,000	1,423,000	9,881,000
PENRO Western Samar	9,932,000	2,128,000	12,760,000
Region IX - Zamboanga Peninsula	82,691,000	14,971,000	97,662,000

Regional Office IX - Proper	33,906,000	9,842,000	43,748,000
PENRO Zamboanga del Norte	18,168,000	1,798,000	19,966,000
PENRO Zamboanga del Sur	10,564,000	1,800,000	12,364,000
PENRO Zamboanga Sibugay	20,053,000	1,531,000	21,584,000
Region X - Northern Mindanao	61,038,000	12,910,000	73,948,000

Regional Office X - Proper	23,260,000	4,128,000	27,388,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	837
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Bukidnon	15,630,000	4,292,000		19,922,000
PENRO Camiguin	2,601,000	692,000		3,293,000
PENRO Lanao del Norte	5,915,000	1,279,000		7,194,000
PENRO Misamis Occidental	6,357,000	1,279,000		7,636,000
PENRO Misamis Oriental	7,275,000	1,240,000		8,515,000
Region XI - Davao	62,400,000	14,804,000		77,204,000

Regional Office XI - Proper	25,415,000	10,514,000		35,929,000
PENRO Compostela Valley	7,016,000	643,000		7,659,000
PENRO Davao del Norte	7,830,000	935,000		8,765,000
PENRO Davao del Sur	10,939,000	1,288,000		12,227,000
PENRO Davao Occidental		273,000		273,000
PENRO Davao Oriental	11,200,000	1,151,000		12,351,000
Region XII - SOCCSKSARGEN	32,862,000	16,543,000		49,405,000

Regional Office XII - Proper	14,234,000	11,384,000		25,618,000
PENRO North Cotabato	5,365,000	4,043,000		9,408,000
PENRO Saranggani	4,078,000	131,000		4,209,000
PENRO South Cotabato	3,914,000	156,000		4,070,000
PENRO Sultan Kudarat	5,271,000	829,000		6,100,000
Region XIII - CARAGA	58,831,000	18,218,000		77,049,000

Regional Office XIII - Proper	13,621,000	9,751,000		23,372,000
PENRO Agusan del Norte	8,883,000	1,805,000		10,688,000
PENRO Agusan del Sur	12,873,000	2,451,000		15,324,000
PENRO Dinagat Islands	4,057,000	110,000		4,167,000
PENRO Surigao del Norte	6,150,000	1,738,000		7,888,000
PENRO Surigao del Sur	13,247,000	2,363,000		15,610,000
For the Requirements of the Comprehensive Agrarian Reform Program	74,218,000	186,634,000		260,852,000

National Capital Region (NCR)	74,218,000	186,634,000		260,852,000

Central Office	74,218,000	186,634,000		260,852,000
FOREST AND WATERSHED MANAGEMENT SUB-PROGRAM	1,464,140,000	1,657,269,000	6,005,990,000	9,127,399,000

838	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Forest Development, Rehabilitation, Maintenance and Protection	1,464,140,000	892,307,000	4,264,585,000	6,621,032,000

National Capital Region (NCR)	17,300,000	179,158,000	566,423,000	762,881,000

Central Office		127,362,000	548,439,000	675,801,000
Forest Management Bureau (FMB)		45,100,000	7,000,000	52,000,000
NCR - Proper	17,300,000	6,796,000	10,984,000	35,080,000
Region I - Ilocos	55,219,000	41,551,000	217,966,000	314,736,000

Regional Office I - Proper	5,770,000	13,407,000		19,177,000
PENRO Ilocos Norte	13,231,000	12,631,000	105,374,000	131,236,000
PENRO Ilocos Sur	13,427,000	5,330,000	36,053,000	54,810,000
PENRO La Union	4,716,000	1,755,000	7,945,000	14,416,000
PENRO Pangasinan	18,075,000	8,428,000	68,594,000	95,097,000
Cordillera Administrative Region (CAR)	137,488,000	38,491,000	204,128,000	380,107,000

Regional Office CAR - Proper	13,916,000	10,415,000		24,331,000
PENRO Abra	18,727,000	12,947,000	110,452,000	142,126,000
PENRO Apayao	26,131,000	3,307,000	24,886,000	54,324,000
PENRO Benguet	23,346,000	4,666,000	33,997,000	62,009,000
PENRO Ifugao	17,015,000	1,611,000	5,269,000	23,895,000
PENRO Kalinga	20,207,000	2,737,000	10,859,000	33,803,000
PENRO Nt. Province	18,146,000	2,808,000	18,665,000	39,619,000
Region II - Cagayan Valley	116,855,000	43,288,000	229,058,000	389,201,000

Regional Office II - Proper	9,545,000	8,743,000		18,288,000
PENRO Batanes	4,186,000	732,000	186,000	5,104,000
PENRO Cagayan	33,733,000	16,239,000	96,221,000	146,193,000
PENRO Isabela	40,147,000	11,794,000	106,230,000	158,171,000
PENRO Nueva Viscaya	15,179,000	3,229,000	11,356,000	29,764,000
PENRO Quirino	14,065,000	2,551,000	15,065,000	31,681,000
Region III - Central Luzon	82,630,000	32,772,000	148,435,000	263,837,000

RegionaL Office III - Proper	696,000	4,642,000		5,338,000
PENRO Aurora	15,201,000	2,215,000	13,734,000	31,150,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	839
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Bataan	8,616,000	2,341,000	15,525,000	26,482,000
PENRO Bulacan	12,059,000	3,504,000	22,865,000	38,428,000
PENRO Nueva Ecija	15,550,000	3,190,000	16,034,000	34,674,000
PENRO Pampanga	6,709,000	3,216,000	23,484,000	33,409,000
PENRO Tarlac	11,582,000	9,625,000	31,213,000	52,420,000
PENRO Zambales	12,217,000	4,139,000	25,580,000	41,936,000
Region IVA - CALABARZON	63,475,000	60,477,000	173,004,000	296,956,000

Ecosystems Research and Development Bureau		24,100,000	7,000,000	31,100,000
Regional Office IVA - Proper	10,011,000	11,934,000		21,945,000
PENRO Batangas	8,654,000	2,345,000	15,012,000	26,011,000
PENRO Cavite	7,853,000	1,514,000	7,181,000	16,548,000
PENRO Laguna	4,890,000	2,942,000	20,415,000	28,247,000
PENRO Quezon	26,326,000	14,415,000	101,433,000	142,174,000
PENRO Rizal	5,741,000	3,227,000	21,963,000	30,931,000
Region IVB - MIMAROPA	134,382,000	45,274,000	265,507,000	445,163,000

Regional Office IVB - Proper	53,929,000	9,605,000		63,534,000
PENRO Narinduque	6,087,000	1,050,000	2,691,000	9,828,000
PENRO Occidental Mindoro	14,447,000	13,034,000	93,018,000	120,499,000
PENRO Oriental Mindoro	15,082,000	9,238,000	67,158,000	91,478,000
PENRO Palawan	37,181,000	11,295,000	98,949,000	147,425,000
PENRO Romblon	7,656,000	1,052,000	3,691,000	12,399,000
Region V - Bicol	71,672,000	59,021,000	261,365,000	392,058,000

Regional Office V - Proper	6,298,000	28,445,000	31,619,000	66,362,000
PENRO Albay	10,464,000	2,941,000	10,800,000	24,205,000
PENRO Camarines Norte	9,218,000	5,921,000	49,505,000	64,644,000
PENRO Camarines Sur	20,214,000	11,965,000	101,956,000	134,135,000
PENRO Catanduanes	6,822,000	2,790,000	18,673,000	28,285,000
PENRO Masbate	11,338,000	4,800,000	35,077,000	51,215,000

840	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PENRO Sorsogon	7,318,000	2,159,000	13,735,000	23,212,000
Region VI - Western Visayas	107,749,000	40,258,000	199,215,000	347,222,000

Regional Office VI - Proper	13,503,000	12,139,000		26,342,000
PENRO Aklan	18,136,000	3,978,000	21,561,000	42,775,000
PENRO Antique	16,802,000	3,163,000	30,395,000	51,060,000
PENRO Capiz	8,118,000	5,552,000	39,038,000	52,708,000
PENRO Guimaras	7,443,000	1,400,000	2,520,000	10,963,000
PENRO Iloilo	26,507,000	5,869,000	45,386,000	77,762,000
PENRO Negros Occidental	17,240,000	8,057,000	60,315,000	85,612,000
Region VII - Central Visayas	80,686,000	40,169,000	183,550,000	304,405,000

Regional Office VII - Proper	9,276,000	6,498,000		15,774,000
PENRO Bohol	19,161,000	6,397,000	37,898,000	63,456,000
PENRO Cebu	20,595,000	8,126,000	60,649,000	89,370,000
PENRO Negros Oriental	25,909,000	17,835,000	81,453,000	125,197,000
PENRO Siquijor	5,745,000	1,313,000	3,550,000	10,608,000
Region VIII - Eastern Visayas	96,595,000	43,894,000	266,738,000	407,227,000

Regional Office VIII - Proper	18,729,000	8,346,000		27,075,000
PENRO Biliran	5,241,000	1,983,000	7,290,000	14,514,000
PENRO Eastern Samar	13,552,000	7,417,000	62,589,000	83,558,000
PENRO Leyte	17,847,000	6,951,000	51,901,000	76,699,000
PENRO Northern Samar	12,588,000	7,891,000	62,152,000	82,631,000
PENRO Southern Leyte	13,504,000	3,854,000	23,354,000	40,712,000
PENRO Western Samar	15,134,000	7,452,000	59,452,000	82,038,000
Region IX - Zamboanga Peninsula	91,790,000	70,524,000	413,664,000	575,978,000

Regional Office IX - Proper	17,147,000	16,989,000		34,136,000
PENRO Zamboanga del Norte	22,955,000	18,904,000	147,014,000	188,873,000
PENRO Zamboanga del Sur	16,477,000	6,940,000	55,459,000	78,876,000
PENRO Zamboanga Sibugay	35,211,000	27,691,000	211,191,000	274,093,000
Region X - Northern Mindanao	81,907,000	41,387,000	260,089,000	383,383,000

Regional Office X - Proper	9,705,000	9,990,000	5,655,000	25,350,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	841
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Bukidnon	26,022,000	17,701,000	161,428,000	205,151,000
PENRO Camiguin	3,996,000	780,000	881,000	5,657,000
PENRO Lanao del Norte	15,105,000	5,540,000	49,902,000	70,547,000
PENRO Misamis Occidental	10,716,000	3,251,000	13,408,000	27,375,000
PENRO Misamis Oriental	16,363,000	4,125,000	28,815,000	49,303,000
Region XI - Davao	99,946,000	37,337,000	244,875,000	382,458,000

Regional office XI - Proper	8,185,000	8,946,000		16,231,000
PENRO Compostela Valley	17,504,000	7,385,000	60,544,000	85,433,000
PENRO Davao del Norte	17,027,000	4,183,000	28,912,000	50,122,000
PENRO Davao del Sur	24,478,000	7,170,000	60,765,000	92,413,000
PENRO Davao Occidental		3,333,000	29,292,000	32,625,000
PENRO Davao Oriental	32,752,000	7,520,000	65,362,000	105,634,000
Region XII - SOCCSKSARGEN	71,798,000	47,863,000	250,227,000	369,888,000

Regional Office XII - Proper	14,151,000	11,538,000		25,689,000
PENRO North Cotabato	18,130,000	9,588,000	66,169,000	93,887,000
PENRO Saranggani	12,060,000	8,668,000	61,595,000	82,323,000
PENRO South Cotabato	12,499,000	9,162,000	59,165,000	80,826,000
PENRO Sultan Kudarat	14,958,000	8,907,000	63,298,000	87,163,000
Region XIII - CARAGA	154,648,000	70,543,000	380,341,000	605,532,000

Regional Office XIII - Proper	14,007,000	29,254,000	72,175,000	115,436,000
PENRO Agusan del Norte	32,204,000	7,452,000	51,457,000	91,113,000
PENRO Agusan del Sur	35,435,000	19,522,000	157,093,000	212,050,000
PENRO Dinagat Islands	10,479,000	1,041,000	2,268,000	13,788,000
PENRO Surigao del Norte	17,749,000	2,373,000	12,759,000	32,881,000
PENRO Surigao del Sur	44,774,000	10,901,000	84,589,000	140,264,000
Soil Conservation and Watershed Management including River Basin Management and Development		50,000,000	200,000,000	250,000,000

National Capital Region (NCR)		28,250,000	154,250,000	182,500,000

Central Office		25,470,000	149,530,000	175,000,000
Forest Management Bureau (FMB)		1,330,000	1,670,000	3,000,000

842	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

NCR - Proper	1,450,000	3,050,000	4,500,000
Region I - Ilocos	1,450,000	3,050,000	4,500,000

Regional Office I - Proper	1,450,000	3,050,000	4,500,000
Cordillera Administrative Region (CAR)	1,450,000	3,050,000	4,500,000

Regional Office CAR - Proper	1,450,000	3,050,000	4,500,000
Region II - Cagayan Valley	1,450,000	3,050,000	4,500,000

Regional Office II - Proper	1,450,000	3,050,000	4,500,000
Region III - Central Luzon	1,450,000	3,050,000	4,500,000

Regional Office III - Proper	1,450,000	3,050,000	4,500,000
Region IVA - CALABARZON	1,450,000	3,050,000	4,500,000

Regional Office IVA - Proper	1,450,000	3,050,000	4,500,000
Region IVB - MIMAROPA	1,450,000	3,050,000	4,500,000

Regional Office IVB - Proper	1,450,000	3,050,000	4,500,000
Region V - Bicol	1,450,000	3,050,000	4,500,000

Regional Office V - Proper	1,450,000	3,050,000	4,500,000
Region VI - Western Visayas	1,450,000	3,050,000	4,500,000

Regional Office VI - proper	1,450,000	3,050,000	4,500,000
Region VII - Central Visayas	1,450,000	3,050,000	4,500,000

Regional Office VII - Proper	1,450,000	3,050,000	4,500,000
Region VIII - Eastern Visayas	1,450,000	3,050,000	4,500,000

Regional Office VIII - Proper	1,450,000	3,050,000	4,500,000
Region IX - Zamboanga Peninsula	1,450,000	3,050,000	4,500,000

Regional Office IX - Proper	1,450,000	3,050,000	4,500,000
Region X - Northern Mindanao	1,450,000	3,050,000	4,500,000

Regional Office X - Proper	1,450,000	3,050,000	4,500,000
Region XI - Davao	1,450,000	3,050,000	4,500,000

Regional Office XI - Proper	1,450,000	3,050,000	4,500,000
Region XII - SOCCSKSARGEN	1,450,000	3,050,000	4,500,000

Regional Office XII - Proper	1,450,000	3,050,000	4,500,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	843
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region XIII - CARAGA	1,450,000	3,050,000	4,500,000

Regional Office XIII - Proper	1,450,000	3,050,000	4,500,000
Project(s)
Foreign Assisted Projects	714,962,000	1,541,405,000	2,256,367,000

Integrated Natural Resources and Environmental Management Project (INREP)	519,364,000	476,408,000	995,772,000

National Capital Region (NCR)	519,364,000	476,408,000	995,772,000

Central Office	519,364,000	476,408,000	995,772,000
Forestland Management Project	195,598,000	1,064,997,000	1,260,595,000

National Capital Region (NCR)	195,598,000	1,064,997,000	1,260,595,000

Central Office	195,598,000	1,064,997,000	1,260,595,000
Adaptive Capacities of Human Communities and Natural Systems improved	89,000,000		89,000,000

ENVIRONMENT AND NATURAL RESOURCES RESILIENCY PROGRAM	89,000,000		89,000,000

Natural Resources Assesment	89,000,000		89,000,000
National Capital Region	12,319,000		12,319,000

Central Office	2,285,000		2,285,000
Biodiversity Management Bureau (BMB)	5,000,000		5,000,000
Forest Management Bureau (FMB)	5,000,000		5,000,000
NCR - Proper	34,000		34,000
Region I - Ilocos	5,000,000		5,000,000

Regional Office I - Proper	542,000		542,000
PENRO Ilocos Norte	1,449,000		1,449,000
PENRO Ilocos Sur	1,409,000		1,409,000
PENRO La Union	496,000		496,000
PENRO Pangasinan	1,104,000		1,104,000
Cordillera Administrative Region (CAR)	5,500,000		5,500,000

Regional Office CAR - Proper	238,000		238,000
PENRO Abra	1,151,000		1,151,000
PENRO Benguet	3,540,000		3,540,000

844	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PENRO Mt. Province	571,000	571,000
Region II - Cagayan Valley	5,500,000	5,500,000

Regional Office II - Proper	5,500,000	5,500,000
Region III - Central Luzon	2,880,000	2,880,000

Regional Office III - Proper	2,880,000	2,880,000
Region IVA - CALABARZON	11,000,000	11,000,000

Ecosystems Research and Development Bureau (ERDB)	5,500,000	5,500,000
Regional Office IVA - Proper	5,500,000	5,500,000
Region IVB - MIMAROPA	1,245,000	1,245,000

Regional Office IVB - Proper	515,000	515,000
PENRO Oriental Mindoro	125,000	125,000
PENRO Palawan	605,000	605,000
Region V - Bicol	5,500,000	5,500,000

Regional Office V - Proper	700,000	700,000
PENRO Albay	900,000	900,000
PENRO Camarines Norte	900,000	900,000
PENRO Camarines Sur	900,000	900,000
PENRO Catanduanes	600,000	600,000
PENRO Masbate	900,000	900,000
PENRO Sorsogon	600,000	600,000
Region VI - Western Visayas	5,533,000	5,533,000

Regional Office VI - Proper	650,000	650,000
PENRO Aklan	350,000	350,000
PENRO Antique	400,000	400,000
PENRO Capiz	1,272,000	1,272,000
PENRO Guimaras	355,000	355,000
PENRO Iloilo	364,000	364,000
PENRO Negros Occidental	2,142,000	2,142,000
Region VII - Central Visayas	7,073,000	7,073,000

Regional Office VII - Proper	894,000	894,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	845
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Bohol	1,950,000	1,950,000
PENRO Cebu	1,584,000	1,584,000
PENRO Megros Oriental	1,573,000	1,573,000
PENRO Siquijor	1,072,000	1,072,000
Region VIII - Eastern Visayas	5,000,000	5,000,000

Regional Office VIII - Proper	1,400,000	1,400,000
PENRO Eastern Samar	600,000	600,000
PENRO Leyte	1,200,000	1,200,000
PENRO Sourthern Leyte	1,200,000	1,200,000
PENRO Western Samar	600,000	600,000
Region IX - Zamboanga Peninsula	5,500,000	5,500,000

Regional Office EX - Proper	200,000	200,000
PENRO Zamboanga del Norte	2,727,000	2,727,000
PENRO Zamboanga del Sur	2,127,000	2,127,000
PENRO Zamboanga Sibugay	446,000	446,000
Region X - Northern Mindanao	5,000,000	5,000,000

Regional Office X - Proper	500,000	500,000
PENRO Bukidnon	900,000	900,000
PENRO Camiguin	900,000	900,000
PENRO Lanao del Norte	900,000	900,000
PENRO Misamis Occidental	900,000	900,000
PENRO Misamis Oriental	900,000	900,000
Region XI - Davao	5,000,000	5,000,000

Regional Office XI - Proper	1,470,000	1,470,000
PENRO Compostela Valley	960,000	960,000
PENRO Davao Oriental	2,570,000	2,570,000
Region XII - SOCCSKSARGEN	5,000,000	5,000,000

Regional Office XII - Proper	2,240,000	2,240,000
Regional North Cotabato	600,000	600,000
PENRO South Cotabato	1,860,000	1,860,000

846	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PENRO Sultan Kudarat		300,000		300,000
Region XIII - CARAGA		1,950,000		1,950,000

Regional Office XIII - Proper		1,850,000		1,850,000
PENRO Agusan del Sur		100,000		100,000

Sub-total, Operations	3,631,295,000	4,353,250,000	6,282,764,000	14,267,309,000

TOTAL NEW APPROPRIATIONS	P 6,018,893,000	P 6,230,694,000	P 7,109,176,000	19,358,763,000

New Appropriations, by Object of Expenditures

[In Thousand Pesos]
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	4,333,414

Total Permanent Positions	4,333,414

Other Compensation Common to All
Personnel Economic Relief Allowance	366,624
Representation Allowance	41,718
Transportation Allowance	34,998
Clothing and Uniform Allowance	76,380
Mid-Year Bonus - Civilian	361,109
Year End Bonus	361,109
Cash Gift	76,380
Step Increment	10,859
Productivity Enhancement Incentive	76,380

Total Other Compensation Common to All	1,405,557

Other Compensation for Specific Groups
Allowance of Attorney’s de Officio	11,573
Other Personnel Benefits	10,489

Total Other Compensation for Specific Groups	22,062

Other Benefits
PAG-IBIG Contributions	18,307
PhilHealth Contributions	44,521
Employees Compensation Insurance Premiums	18,307
Retirement Gratuity	23,618

DECEMBER 29, 2017	OFFICIAL GAZETTE	847
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Loyalty Award - Civilian	3,920
Terminal Leave	74,969

Total Other Benefits	183,642

Non-Permanent Positions	74,218

Total Personnel Services	6,018,893

Maintenance and Other Operating Expenses
Travelling Expenses	1,068,947
Training and Scholarship Expenses	497,460
Supplies and Materials Expenses	947,896
Utility Expenses	277,862
Communication Expenses	257,247
Awards/Rewards and Prizes	1,269
Survey, Research, Exploration and Development Expenses	172,200
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	13,950
Extraordinary and Miscellaneous Expenses	7,585
Professional Services	1,264,015
General Services	251,477
Repairs and Maintenance	540,426
Financial Assistance/Subsidy	275,858
Taxes, Insurance Premiums and Other Fees	54,018
Labor and Mages	32,560
Other Maintenance and Operating Expenses
Advertising Expenses	26,925
Printing and Publication Expenses	41,459
Representation Expenses	142,931
Transportation and Delivery Expenses	8,752
Rent/Lease Expenses	53,832
Membership Dues and Contributions to Organizations	1,036
Subscription Expenses	20,769
Donations	289
Other Maintenance and Operating Expenses	271,931

Total Maintenance and Other Operating Expenses	6,230,694

Total Current Operating Expenditures	12,249,587

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	83,790
Land Improvements Outlay	5,697,810
Infrastructure Outlay	117,957
Buildings and Other Structures	509,098
Machinery and Equipment Outlay	538,542
Transportation Equipment Outlay	81,470
Furniture, Fixtures and Books Outlay	80,509

Total Capital Outlays	7,109,176

TOTAL NEW APPROPRIATIONS	19,358,763

848	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

B. ENVIRONMENTAL MANAGEMENT BUREAU

For general administration and support, support to operations and operations, as indicated hereunder	P 2,643,768,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	P 159,604,000	P	112,677,000	P 185,327,000	P	457,608,000
Support to Operations	55,348,000		114,364,000	55,319,000		225,031,000
Operations	486,688,000		1,302,197,000	172,244,000		1,961,129,000

ENVIRONMENTAL ASSESSMENT AND PROTECTION PROGRAM	168,131,000		120,997,000	55,144,000		344,272,000
ENVIRONMENTAL REGULATIONS AND POLLUTION CONTROL PROGRAM	318,557,000		1,181,200,000	117,100,000		1,616,857,000

TOTAL NEW APPROPRIATIONS	P 701,640,000		P 1,529,238,000	P 412,890,000	P	2,643,768,000

Special Provision(s)

1. Air Quality Management Fund. In addition to the amounts appropriated herein, Thirty Five Million Pesos (P35,000,000) shall be used to finance air pollution rehabilitation, research, enforcement, monitoring, and technical assistance activities sourced from the fines imposed and damages awarded to the Republic of the Philippines by the Pollution Adjudication Board, proceeds of licenses and permits issued, emission fees, donations, endowments and contributions, constituted into the Air Quality Management Fund in accordance with Section 14 of R.A. No. 8749.

Releases of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

The Environmental Management Bureau (EMB) shall submit its quarterly reports on financial and physical accomplishments, including the list of activities and their corresponding amounts, with signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on EMB website for the period of three (3) years. The Director of EMB shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support

DECEMBER 29, 2017	OFFICIAL GAZETTE	849
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

General Management and Supervision	P 144,101,000	P 112,677,000	P 185,327,000	P 442,105,000

National Capital Region (NCR)	31,788,000	61,787,000	14,910,000	108,485,000

Central Office	17,883,000	55,206,000	4,950,000	78,039,000
Regional Office - NCR	13,905,000	6,581,000	9,960,000	30,446,000
Region I - Ilocos	6,990,000	3,006,000	3,900,000	13,896,000

Regional Office - I	6,990,000	3,006,000	3,900,000	13,896,000
Cordillera Administrative Region (CAR)	7,413,000	2,199,000	13,650,000	23,262,000

Regional Office - CAR	7,413,000	2,199,000	13,650,000	23,262,000
Region II - Cagayan Valley	7,544,000	2,404,000	11,650,000	21,598,000

Regional Office - II	7,544,000	2,404,000	11,650,000	21,598,000
Region III - Central Luzon	7,063,000	3,662,000	23,650,000	34,375,000

Regional Office - III	7,063,000	3,662,000	23,650,000	34,375,000
Region IVA - CALABARZON	8,190,000	3,800,000	3,730,000	15,720,000

Regional Office - IVA	8,190,000	3,800,000	3,730,000	15,720,000
Region IVB - MIMAROPA	7,163,000	2,566,000	2,435,000	12,164,000

Regional Office - IV B	7,163,000	2,566,000	2,435,000	12,164,000
Region V - Bicol	6,853,000	6,247,000	16,080,000	29,180,000

Regional Office - V	6,853,000	6,247,000	16,080,000	29,180,000
Region VI - Western Visayas	7,665,000	2,655,000	8,080,000	18,400,000

Regional Office - VI	7,665,000	2,655,000	8,080,000	18,400,000
Region VII - Central Visayas	7,893,000	5,012,000	19,080,000	31,985,000

Regional Office - VII	7,893,000	5,012,000	19,080,000	31,985,000
Region VIII - Eastern Visayas	8,482,000	2,318,000	19,800,000	30,600,000

Regional Office - VIII	8,482,000	2,318,000	19,800,000	30,600,000
Region IX - Zamboanga Peninsula	6,787,000	4,287,000	16,860,000	27,934,000

Regional Office - IX	6,787,000	4,287,000	16,860,000	27,934,000
Region X - Northern Mindanao	5,869,000	2,084,000	14,060,000	22,013,000

Regional Office - X	5,869,000	2,084,000	14,060,000	22,013,000
Region XI - Davao	7,865,000	2,500,000	4,330,000	14,695,000

Regional Office - XI	7,865,000	2,500,000	4,330,000	14,695,000

850	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region XII - SOCCSKSARGEN	9,899,000	4,653,000	6,432,000	20,984,000

Regional Office - XII	9,899,000	4,653,000	6,432,000	20,984,000
Region XIII - CARAGA	6,637,000	3,497,000	6,680,000	16,814,000

Regional Office - XIII	6,637,000	3,497,000	6,680,000	16,814,000
Human Resource Development	15,503,000			15,503,000

National Capital Region (NCR)	1,196,000			1,196,000

Central Office	907,000			907,000
Regional Office - NCR	289,000			289,000
Region I - Ilocos	870,000			870,000

Regional Office - I	870,000			870,000
Cordillera Administrative Region (CAR)	1,008,000			1,008,000

Regional Office - CAR	1,008,000			1,008,000
Region II - Cagayan Valley	880,000			880,000

Regional Office - II	880,000			880,000
Region III - Central Luzon	875,000			875,000

Regional Office - III	875,000			875,000
Region IVA - CALABARZON	1,324,000			1,324,000

Regional Office - IVA	1,324,000			1,324,000
Region IVB - MIMAROPA	452,000			452,000

Regional Office - IV B	452,000			452,000
Region V - Bicol	1,324,000			1,324,000

Regional Office - V	1,324,000			1,324,000
Region VI - Western Visayas	1,595,000			1,595,000

Regional Office - VI	1,595,000			1,595,000
Region VII - Central Visayas	851,000			851,000

Regional Office - VII	851,000			851,000
Region VIII - Eastern Visayas	1,306,000			1,306,000

Regional Office - VIII	1,306,000			1,306,000
Region IX - Zamboanga Peninsula	870,000			870,000

Regional Office - IX	870,000			870,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	851
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region X - Northern Mindanao	1,324,000			1,324,000

Regional Office - X	1,324,000			1,324,000
Region XI - Davao	452,000			452,000

Regional Office - XI	452,000			452,000
Region XII - SOCCSKSARGEN	724,000			724,000

Regional Office - XII	724,000			724,000
Region XIII - CARAGA	452,000			452,000

Regional Office - XIII	452,000			452,000

Sub-total, General Administration and Support	159,604,000	112,677,000	185,327,000	457,608,000

Support to Operations
Planning, Policy Formulation, Management Information System, and Support to Climate Change	34,818,000	102,246,000	55,319,000	192,383,000

National Capital Region (NCR)	13,767,000	97,650,000	55,319,000	166,736,000

Central Office	13,315,000	97,344,000	55,319,000	165,978,000
Regional Office - NCR	452,000	306,000		758,000
Region I - Ilocos	1,361,000	306,000		1,667,000

Regional Office - I	1,361,000	306,000		1,667,000
Cordillera Administrative Region (CAR)	1,247,000	306,000		1,553,000

Regional Office - CAR	1,247,000	306,000		1,553,000
Region II - Cagayan Valley	788,000	306,000		1,094,000

Regional Office - II	788,000	306,000		1,094,000
Region III - Central Luzon	1,361,000	306,000		1,667,000

Regional Office - III	1,361,000	306,000		1,667,000
Region IVA - CALABARZON	1,812,000	306,000		2,118,000

Regional Office - IVA	1,812,000	306,000		2,118,000
Region IVB - MIMAROPA	907,000	306,000		1,213,000

Regional Office - IV B	907,000	306,000		1,213,000
Region V - Bicol	1,361,000	306,000		1,667,000

Regional Office - V	1,361,000	306,000		1,667,000

852	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region VI - Western Visayas	1,812,000	309,000	2,121,000

Regional Office - VI	1,812,000	309,000	2,121,000
Region VII - Central Visayas	1,940,000	309,000	2,249,000

Regional Office - VII	1,940,000	309,000	2,249,000
Region VIII - Eastern Visayas	1,940,000	306,000	2,246,000

Regional Office - VIII	1,940,000	306,000	2,246,000
Region IX - Zamboanga Peninsula	1,032,000	306,000	1,338,000

Regional Office - IX	1,032,000	306,000	1,338,000
Region X - Northern Mindanao	1,812,000	306,000	2,118,000

Regional Office - X	1,812,000	306,000	2,118,000
Region XI - Davao	1,323,000	306,000	1,629,000

Regional Office - XI	1,323,000	306,000	1,629,000
Region XII - SOCCSKSARGEN	1,323,000	306,000	1,629,000

Regional Office - XII	1,323,000	306,000	1,629,000
Region XIII - CARAGA	1,032,000	306,000	1,338,000

Regional Office - XIII	1,032,000	306,000	1,338,000
Legal Services and Provision of Secretariat Services to the Pollution Adjudication Board	20,530,000	12,118,000	32,648,000

National Capital Region (NCR)	5,169,000	7,290,000	12,459,000

Central Office	4,384,000	6,984,000	11,368,000
Regional Office - NCR	785,000	306,000	1,091,000
Region I - Ilocos		440,000	440,000

Regional Office - I		440,000	440,000
Cordillera Administrative Region (CAR)		313,000	313,000

Regional Office - CAR		313,000	313,000
Region II - Cagayan Valley	1,828,000	275,000	2,103,000

Regional Office - II	1,828,000	275,000	2,103,000
Region III - Central Luzon	452,000	282,000	734,000

Regional Office - III	452,000	282,000	734,000
Region IVA - CALABARZON	785,000	314,000	1,099,000

Regional Office - IVA	785,000	314,000	1,099,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	853
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region IVB - MIMAROPA	1,032,000	296,000		1,328,000

Regional Office - IV B	1,032,000	296,000		1,328,000
Region V - Bicol	1,818,000	449,000		2,267,000

Regional Office - V	1,818,000	449,000		2,267,000
Region VI - Western Visayas	1,818,000	316,000		2,134,000

Regional Office - VI	1,818,000	316,000		2,134,000
Region VII - Central Visayas	1,565,000	279,000		1,844,000

Regional Office - VII	1,565,000	279,000		1,844,000
Region VIII - Eastern Visayas	1,111,000	288,000		1,399,000

Regional Office - VIII	1,111,000	288,000		1,399,000
Region IX - Zamboanga Peninsula	580,000	293,000		873,000

Regional Office - IX	580,000	293,000		873,000
Region X - Northern Mindanao	452,000	308,000		760,000

Regional Office - X	452,000	308,000		760,000
Region XI - Davao	1,323,000	310,000		1,633,000

Regional Office - XI	1,323,000	310,000		1,633,000
Region XII - SOCCSKSARGEN	1,565,000	400,000		1,965,000

Regional Office - XII	1,565,000	400,000		1,965,000
Region XIII - CARAGA	1,032,000	265,000		1,297,000

Regional Office - XIII	1,032,000	265,000		1,297,000

Sub-total Support to Operations	55,348,000	114,364,000	55,319,000	225,031,000

Operations
Clean and Healthy Environment Sustained	486,688,000	1,302,197,000	172,244,000	1,961,129,000

ENVIRONMENTAL ASSESSMENT AND PROTECTION PROGRAM	168,131,000	120,997,000	55,144,000	344,272,000

Environmental Pollution Research	30,898,000	61,553,000	55,144,000	147,595,000

National Capital Region (NCR)	12,119,000	33,304,000	26,650,000	72,073,000

Central Office	10,633,000	31,420,000	22,350,000	64,403,000
Regional Office - NCR	1,486,000	1,884,000	4,300,000	7,670,000
Region I - Ilocos	1,486,000	1,956,000		3,442,000

Regional Office - I	1,486,000	1,956,000		3,442,000

854	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Cordillera Administrative Region (CAR)	1,036,000	1,790,000		2,826,000

Regional Office - CAR	1,036,000	1,790,000		2,826,000
Region II - Cagayan Valley	452,000	1,757,000		2,209,000

Regional Office - II	452,000	1,757,000		2,209,000
Region III - Central Luzon	1,233,000	1,473,000		2,706,000

Regional Office - III	1,233,000	1,473,000		2,706,000
Region IVA - CALABARZON	1,032,000	1,103,000		2,135,000

Regional Office - IVA	1,032,000	1,103,000		2,135,000
Region IVB - MIMAROPA	580,000	1,538,000		2,118,000

Regional Office - IV B	580,000	1,538,000		2,118,000
Region V - Bicol	1,032,000	2,819,000	9,000,000	12,851,000

Regional Office - V	1,032,000	2,819,000	9,000,000	12,851,000
Region VI - Western Visayas	1,486,000	1,923,000	210,000	3,619,000

Regional Office - VI	1,486,000	1,923,000	210,000	3,619,000
Region VII - Central Visayas	2,936,000	2,053,000		4,989,000

Regional Office - VII	2,936,000	2,053,000		4,989,000
Region VIII - Eastern Visayas	580,000	1,886,000	7,794,000	10,260,000

Regional Office - VIII	580,000	1,886,000	7,794,000	10,260,000
Region IX - Zamboanga Peninsula	580,000	2,245,000	2,540,000	5,365,000

Regional Office - IX	580,000	2,245,000	2,540,000	5,365,000
Region X - Northern Mindanao	1,486,000	1,982,000	4,400,000	7,868,000

Regional Office - X	1,486,000	1,982,000	4,400,000	7,868,000
Region XI - Davao	1,850,000	1,990,000		3,840,000

Regional Office - XI	1,850,000	1,990,000		3,840,000
Region XII - SOCCSKSARGEN	1,978,000	1,794,000	4,550,000	8,322,000

Regional Office - XII	1,978,000	1,794,000	4,550,000	8,322,000
Region XIII - CARAGA	1,032,000	1,940,000		2,972,000

Regional Office - XIII	1,032,000	1,940,000		2,972,000
Environmental Education and Partnership Building	25,548,000	20,243,000		45,791,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	855
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

National Capital Region (NCR)	11,847,000	14,079,000	25,926,000

Central Office	10,361,000	13,669,000	24,030,000
Regional Office - NCR	1,486,000	410,000	1,896,000
Region I - Ilocos	1,032,000	410,000	1,442,000

Regional Office - I	1,032,000	410,000	1,442,000
Cordillera Administrative Region (CAR)	781,000	410,000	1,191,000

Regional Office - CAR	781,000	410,000	1,191,000
Region II - Cagayan Valley	585,000	410,000	995,000

Regional Office - II	585,000	410,000	995,000
Region III - Central Luzon	1,359,000	410,000	1,769,000

Regional Office - III	1,359,000	410,000	1,769,000
Region IVA - CALABARZON	905,000	410,000	1,315,000

Regional Office - IVA	905,000	410,000	1,315,000
Region IVB - MIMAROPA	452,000	410,000	862,000

Regional Office - IV B	452,000	410,000	862,000
Region V - Bicol	452,000	410,000	862,000

Regional Office - V	452,000	410,000	862,000
Region VI - Western Visayas	1,486,000	417,000	1,903,000

Regional Office - VI	1,486,000	417,000	1,903,000
Region VII - Central Visayas	1,744,000	417,000	2,161,000

Regional Office - VII	1,744,000	417,000	2,161,000
Region VIII - Eastern Visayas	1,032,000	410,000	1,442,000

Regional Office - VIII	1,032,000	410,000	1,442,000
Region IX - Zamboanga Peninsula	1,032,000	410,000	1,442,000

Regional Office - IX	1,032,000	410,000	1,442,000
Region X - Northern Mindanao	905,000	410,000	1,315,000

Regional Office - X	905,000	410,000	1,315,000
Region XI - Davao	452,000	410,000	862,000

Regional Office - XI	452,000	410,000	862,000

856	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region XII - SOCCSKSARGEN	452,000	410,000	862,000

Regional Office - XII	452,000	410,000	862,000
Region XIII - CARAGA	1,032,000	410,000	1,442,000

Regional Office - XIII	1,032,000	410,000	1,442,000
Environmental Impact Assessments	111,685,000	39,201,000	150,886,000

National Capital Region (NCR)	15,217,000	17,059,000	32,276,000

Central Office	8,078,000	13,846,000	21,924,000
Regional Office - NCR	7,139,000	3,213,000	10,352,000
Region I - Ilocos	6,653,000	1,121,000	7,774,000

Regional Office - I	6,653,000	1,121,000	7,774,000
Cordillera Administrative Region (CAR)	5,418,000	1,600,000	7,018,000

Regional Office - CAR	5,418,000	1,600,000	7,018,000
Region II - Cagayan Valley	8,208,000	1,100,000	9,308,000

Regional Office - II	8,208,000	1,100,000	9,308,000
Region III - Central Luzon	9,667,000	2,181,000	11,848,000

Regional Office - III	9,667,000	2,181,000	11,848,000
Region IVA - CALABARZON	7,564,000	2,946,000	10,510,000

Regional Office - IVA	7,564,000	2,946,000	10,510,000
Region IVB - MIMAROPA	4,973,000	1,680,000	6,653,000

Regional Office - IV B	4,973,000	1,680,000	6,653,000
Region V - Bicol	4,948,000	1,072,000	6,020,000

Regional Office - V	4,948,000	1,072,000	6,020,000
Region VI - Western Visayas	8,635,000	1,801,000	10,436,000

Regional Office - VI	8,635,000	1,801,000	10,436,000
Region VII - Central Visayas	6,948,000	1,456,000	8,404,000

Regional Office - VII	6,948,000	1,456,000	8,404,000
Region VIII - Eastern Visayas	5,975,000	839,000	6,814,000

Regional Office - VIII	5,975,000	839,000	6,814,000
Region IX - Zamboanga Peninsula	4,999,000	1,141,000	6,140,000

Regional Office - IX	4,999,000	1,141,000	6,140,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	857
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region X - Northern Mindanao	7,413,000	1,860,000		9,273,000

Regional Office - X	7,413,000	1,860,000		9,273,000
Region Xl - Davao	3,660,000	1,497,000		5,157,000

Regional Office - XI	3,660,000	1,497,000		5,157,000
Region XII - SOCCSKSARGEN	4,842,000	741,000		5,583,000

Regional Office - XII	4,842,000	741,000		5,583,000
Region XIII - CARAGA	6,565,000	1,107,000		7,672,000

Regional Office - XIII	6,565,000	1,107,000		7,672,000
ENVIRONMENTAL REGULATIONS AND POLLUTION CONTROL PROGRAM	318,557,000	1,181,200,000	117,100,000	1,616,857,000

Implementation of clean air regulations	119,656,000	135,341,000	17,100,000	272,097,000

National Capital Region (NCR)	20,869,000	75,989,000	17,100,000	113,958,000

Central Office	12,144,000	65,549,000	17,100,000	94,793,000
Regional Office - NCR	8,725,000	10,440,000		19,165,000
Region I - Ilocos	7,863,000	3,289,000		11,152,000

Regional Office - I	7,863,000	3,289,000		11,152,000
Cordillera Administrative Region (CAR)	6,393,000	4,114,000		10,507,000

Regional Office - CAR	6,393,000	4,114,000		10,507,000
Region II - Cagayan Valley	4,550,000	3,513,000		8,063,000

Regional Office - II	4,550,000	3,513,000		8,063,000
Region III - Central Luzon	9,036,000	5,079,000		14,115,000

Regional Office - III	9,036,000	5,079,000		14,115,000
Region IVA - CALABARZON	6,358,000	7,281,000		13,639,000

Regional Office - IVA	6,358,000	7,281,000		13,639,000
Region IVB - MIMAROPA	4,394,000	5,489,000		9,883,000

Regional Office - IV B	4,394,000	5,489,000		9,883,000

858	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region V - Bicol	8,622,000	3,502,000	12,124,000

Regional Office - V	8,622,000	3,502,000	12,124,000
Region VI - Western Visayas	11,455,000	4,570,000	16,025,000

Regional Office - VI	11,455,000	4,570,000	16,025,000
Region VII - Central Visayas	6,300,000	3,890,000	10,190,000

Regional Office - VII	6,300,000	3,890,000	10,190,000
Region VIII - Eastern Visayas	4,124,000	2,783,000	6,907,000

Regional Office - VIII	4,124,000	2,783,000	6,907,000
Region IX - Zamboanga Peninsula	4,339,000	2,867,000	7,206,000

Regional Office - IX	4,339,000	2,867,000	7,206,000
Region X - Northern Mindanao	8,257,000	3,936,000	12,193,000

Regional Office - X	8,257,000	3,936,000	12,193,000
Region XI - Davao	4,574,000	3,840,000	8,414,000

Regional Office - XI	4,574,000	3,840,000	8,414,000
Region XII - SOCCSKSARGEN	3,906,000	2,584,000	6,490,000

Regional Office - XII	3,906,000	2,584,000	6,490,000
Region XIII - CARAGA	8,616,000	2,615,000	11,231,000

Regional Office - XIII	8,616,000	2,615,000	11,231,000
Implementation of clean water regulations	93,300,000	239,079,000	332,379,000

National Capital Region (NCR)	14,333,000	145,470,000	159,803,000

Central Office	2,832,000	135,821,000	138,653,000
Regional Office - NCR	11,501,000	9,649,000	21,150,000
Region I - Ilocos	4,421,000	6,523,000	10,944,000

Regional Office - I	4,421,000	6,523,000	10,944,000
Cordillera Administrative Region (CAR)	6,085,000	4,978,000	11,063,000

Regional Office - CAR	6,085,000	4,978,000	11,063,000
Region II - Cagayan Valley	4,616,000	5,597,000	10,213,000

Regional Office - II	4,616,000	5,597,000	10,213,000
Region III - Central Luzon	3,829,000	6,972,000	10,801,000

Regional Office - III	3,829,000	6,972,000	10,801,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	859
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region IVA - CALABARZON	4,961,000	8,738,000		13,699,000

Regional Office - IVA	4,961,000	8,738,000		13,699,000
Region IVB - MIMAROPA	3,227,000	7,959,000		10,286,000

Regional Office - IVB	3,227,000	7,959,000		10,286,000
Region V - Bicol	5,719,000	4,143,000		10,562,000

Regional Office - V	5,719,000	4,143,000		10,562,000
Region VI - Western Visayas	7,822,000	10,474,000		18,296,000

Regional Office - VI	7,822,000	10,474,000		18,296,000
Region VII - Central Visayas	7,300,000	5,496,000		12,796,000

Regional Office - VII	7,300,000	5,496,000		12,796,000
Region VIII - Eastern Visayas	6,079,000	5,492,000		11,571,000

Regional Office - VIII	6,079,000	5,492,000		11,571,000
Region IX - Zamboanga Peninsula	1,835,000	4,701,000		6,536,000

Regional Office - IX	1,835,000	4,701,000		6,536,000
Region X - Northern Mindanao	7,042,000	6,567,000		13,609,000

Regional Office - X	7,042,000	6,567,000		13,609,000
Region XI - Davao	5,212,000	6,692,000		11,904,000

Regional Office - XI	5,212,000	6,692,000		11,904,000
Region XII - SOCCSKSARGEN	5,645,000	5,138,000		10,783,000

Regional Office - XII	5,645,000	5,138,000		10,783,000
Region XIII - CARAGA	5,174,000	4,339,000		9,513,000

Regional Office - XIII	5,174,000	4,339,000		9,513,000
Implementation of ecological solid waste management regulations	50,213,000	759,183,000	100,000,000	910,096,000

National Capital Region (NCR)	13,947,000	732,770,000	100,000,000	846,717,000

Central Office	8,376,000	731,321,000	100,000,000	839,697,000
Regional Office - NCR	5,571,000	1,449,000		7,020,000
Region I - Ilocos	1,777,000	1,616,000		3,393,000

Regional Office - I	1,777,000	1,616,000		3,393,000
Cordillera Administrative Region (CAR)	6,572,000	1,100,000		8,372,000

Regional Office - CAR	6,572,000	1,100,000		8,372,000

860	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region II - Cagayan Valley	1,787,000	1,636,000	3,623,000

Regional Office - II	1,787,000	1,636,000	3,623,000
Region III - Central Luzon	3,878,000	1,100,000	5,478,000

Regional Office - III	3,878,000	1,600,000	5,478,000
Region IVA - CALABARZON	3,394,000	1,908,000	5,302,000

Regional Office - IVA	3,394,000	1,908,000	5,302,000
Region IVB - MIMAROPA	2,357,000	1,235,000	3,592,000

Regional Office - IVB	2,357,000	1,235,000	3,592,000
Region V - Bicol	1,656,000	3,281,000	4,937,000

Regional Office - V	1,656,000	3,281,000	4,937,000
Region VI - Western Visayas	1,526,000	1,409,000	2,935,000

Regional Office - VI	1,526,000	1,409,000	2,935,000
Region VII - Central Visayas	2,809,000	1,325,000	4,134,000

Regional Office - VII	2,809,000	1,325,000	4,134,000
Region VIII - Eastern Visayas	778,000	2,652,000	3,430,000

Regional Office - VIII	778,000	2,652,000	3,430,000
Region IX - Zamboanga Peninsula	2,191,000	1,475,000	3,666,000

Regional Office - IX	2,191,000	1,475,000	3,666,000
Region X - Northern Mindanao	2,430,000	1,520,000	3,950,000

Regional Office - X	2,430,000	1,520,000	3,950,000
Region XI - Davao	1,032,000	1,129,000	2,161,000

Regional Office - XI	1,032,000	1,129,000	2,161,000
Region XII - SOCCSKSARGEN	2,756,000	1,753,000	4,509,000

Regional Office - XII	2,756,000	1,753,000	4,509,000
Region XIII - CARAGA	1,323,000	2,574,000	3,897,000

Regional Office - XIII	1,323,000	2,574,000	3,897,000
Implementation of toxic substances and hazardous waste management regulations	55,388,000	46,897,000	102,285,000

National Capital Region (NCR)	9,108,000	21,071,000	30,179,000

Central Office	4,536,000	14,668,000	19,204,000
Regional Office - NCR	4,572,000	6,403,000	10,975,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	861
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region I - Ilocos	2,103,000	2,180,000	4,183,000

Regional Office - I	2,103,000	2,180,000	4,183,000
Cordillera Administrative Region (CAR)	2,954,000	910,000	3,864,000

Regional Office - CAR	2,954,000	910,000	3,864,000
Region II - Cagayan Valley	3,777,000	1,194,000	4,971,000

Regional Office - II	3,777,000	1,194,000	4,971,000
Region III - Central Luzon	3,265,000	3,193,000	6,458,000

Regional Office - III	3,265,000	3,193,000	6,458,000
Region IVA - CALABARZON	4,174,000	3,724,000	7,898,000

Regional Office - IVA	4,174,000	3,724,000	7,898,000
Region IVB - MIMAROPA	1,651,000	917,000	2,568,000

Regional Office - IVB	1,651,000	917,000	2,568,000
Region V - Bicol	2,848,000	1,967,000	4,815,000

Regional Office - V	2,848,000	1,967,000	4,815,000
Region VI - Western Visayas	1,978,000	1,860,000	3,838,000

Regional Office - VI	1,978,000	1,860,000	3,838,000
Region VII - Central Visayas	6,096,000	1,810,000	7,906,000

Regional Office - VII	6,096,000	1,810,000	7,906,000
Region VIII - Eastern Visayas	3,866,000	1,347,000	5,213,000

Regional Office - VIII	3,866,000	1,347,000	5,213,000
Region IX - Zamboanga Peninsula	1,561,000	640,000	2,201,000

Regional Office - IX	1,561,000	640,000	2,201,000
Region X - Northern Mindanao	2,430,000	1,296,000	3,726,000

Regional Office - X	2,430,000	1,296,000	3,726,000
Region XI - Davao	1,852,000	1,965,000	3,817,000

Regional Office - XI	1,852,000	1,965,000	3,817,000
Region XII - SOCCSKSARGEN	3,227,000	1,660,000	4,887,000

Regional Office - XII	3,227,000	1,660,000	4,887,000
Region XIII - CARAGA	4,498,000	1,263,000	5,761,000

Regional Office - XIII	4,498,000	1,263,000	5,761,000

862	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Sub-total, Operations	486,688,000	1,302,197,000	172,244,000	1,961,129,000

TOTAL NEW APPROPRIATIONS	P 701,640,000	P 1,529,238,000	P 412,890,000	P 2,643,768,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	541,821

Total Permanent Positions	541,821

Other Compensation Common to All
Personnel Economic Relief Allowance	31,176
Representation Allowance	4,494
Transportation Allowance	4,434
Clothing and Uniform Allowance	6,495
Mid-Year Bonus - Civilian	45,154
Year End Bonus	45,154
Cash Gift	6,495
Step Increment	1,366
Productivity Enhancement Incentive	6,495

Total Other Compensation Common to All	151,263

Other Benefits
PAG-IBIG Contributions	1,555
PhilHealth Contributions	5,092
Employees Compensation Insurance Premiums	1,555
Loyalty Award - Civilian	354

Total Other Benefits	8,556

Total Personnel Services	701,640

Maintenance and Other Operating Expenses
Travelling Expenses	101,554
Training and Scholarship Expenses	77,037
Supplies and Materials Expenses	131,092
Utility Expenses	41,125
Communication Expenses	59,682
Awards/Rewards and Prizes	339
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,027
Professional Services	864,968
General Services	68,301
Repairs and Maintenance	97,716
Financial Assistance/Subsidy	7,000
Taxes, Insurance Premiums and Other Fees	6,018

DECEMBER 29, 2017	OFFICIAL GAZETTE	863
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Other Maintenance and Operating Expenses
Advertising Expenses	6,187
Printing and Publication Expenses	6,720
Representation Expenses	20,816
Transportation and Delivery Expenses	356
Rent/Lease Expenses	4,891
Membership Dues and Contributions to Organizations	452
Subscription Expenses	18,578
Other Maintenance and Operating Expenses	14,379

Total Maintenance and Other Operating Expenses	1,529,238

Total Current Operating Expenditures	2,230,878

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	120,000
Machinery and Equipment Outlay	241,170
Transportation Equipment Outlay	41,690
Furniture, Fixtures and Books Outlay	10,030

Total Capital Outlays	412,890

TOTAL NEW APPROPRIATIONS	2,643,768

C. MINES AND GEO-SCIENCES BUREAU

For general administration and support, support to operations, and operations, as indicated hereunder	P 1,188,145,000

New Appropriations, by Program
	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P 183,013,000	P 81,739,000	P	P 264,752,000
Support to Operations	37,488,000	32,450,000	6,660,000	76,598,000
Operations	324,270,000	503,575,000	18,950,000	846,795,000

MINERAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM	222,627,000	56,966,000	10,000,000	289,593,000
MINERAL RESOURCES AND GEOSCIENCES DEVELOPMENT PROGRAM	31,220,000	43,223,000		74,443,000
GEOLOGICAL RISK REDUCTION AND RESILIENCY PROGRAM	70,423,000	403,386,000	8,950,000	482,759,000

TOTAL NEW APPROPRIATIONS	P 544,771,000	P 617,764,000	P 25,610,000	P 1,188,145,000

864	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Special Provision(s)

1. Income from Royalties. In addition to the amounts appropriated herein, Twenty Three Million One Hundred Seventy Thousand Pesos (P23,170,000) and Forty Two Million Eight Hundred Thirty Thousand Pesos (P42,830,000) shall be used for the NGQE and Capital Outlay requirements, respectively, of the Mines and Geo-Sciences Bureau(MGB) sourced from ten percent (10%) of royalties derived from the development and utilization of mineral resources within reservations in accordance with Section 5 of R.A. No. 7942.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

The MGB shall submit quarterly reports on the financial and physical accomplishments, including the list of projects and activities and their corresponding amounts, with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on MGB website for a period of three (3) years. The Director of MGB shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
General Administration and Support
General Management and Supervision	P 177,273,000	P 78,101,000	P	P 255,374,000

National Capital Region (NCR)	30,710,000	30,139,000		60,849,000

Central Office	30,710,000	30,139,000		60,849,000
Region I - Ilocos	7,894,000	2,571,000		10,465,000

Regional Office - I	7,894,000	2,571,000		10,465,000
Cordillera Administrative Region (CAR)	12,182,000	2,635,000		14,817,000

Regional Office - CAR	12,182,000	2,635,000		14,817,000
Region II - Cagayan Valley	11,268,000	3,598,000		14,866,000

Regional Office - II	11,268,000	3,598,000		14,866,000
Region III - Central Luzon	10,624,000	2,927,000		13,551,000

Regional Office - III	10,624,000	2,927,000		13,551,000
Region IVA - CALABARZON	8,394,000	3,376,000		11,770,000

Regional Office - IVA	8,394,000	3,376,000		11,770,000
Region IVB - MIMAROPA	6,686,000	2,756,000		9,442,000

Regional Office - IV B	6,686,000	2,756,000		9,442,000
Region V - Bicol	11,050,000	3,476,000		14,526,000

Regional Office - V	11,050,000	3,476,000		14,526,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	865
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region VI - Western Visayas	10,000,000	3,130,000	13,030,000

Regional Office - VI	10,000,000	3,130,000	13,030,000
Region VII - Central Visayas	8,126,000	2,457,000	10,583,000

Regional Office - VII	8,126,000	2,457,000	10,583,000
Region VIII - Eastern Visayas	8,036,000	3,652,000	11,688,000

Regional Office - VIII	8,036,000	3,652,000	11,688,000
Region IX - Zamboanga Peninsula	12,725,000	2,942,000	15,667,000

Regional Office - IX	12,725,000	2,942,000	15,667,000
Region X - Northern Mindanao	9,019,000	3,252,000	12,271,000

Regional Office - X	9,019,000	3,252,000	12,271,000
Region XI - Davao	9,829,000	3,710,000	13,539,000

Regional Office - XI	9,829,000	3,710,000	13,539,000
Region XII - SOCCSKSARGEN	10,721,000	4,317,000	15,038,000

Regional Office - XII	10,721,000	4,317,000	15,038,000
Region XIII - CARAGA	10,009,000	3,263,000	13,272,000

Regional Office - XIII	10,009,000	3,263,000	13,272,000
Human Resource Development	327,000	3,638,000	3,965,000

National Capital Region (NCR)	327,000	3,638,000	3,965,000

Central Office	327,000	3,638,000	3,965,000
Administration of Personnel Benefits	5,413,000		5,413,000

National Capital Region (NCR)	1,117,000		1,117,000

Central Office	1,117,000		1,117,000
Region I - Ilocos	1,177,000		1,177,000

Regional Office - I	1,177,000		1,177,000
Region III - Central Luzon	1,192,000		1,192,000

Regional Office - III	1,192,000		1,192,000
Region IVA - CALABARZON	82,000		82,000

Regional Office - IVA	82,000		82,000
Region VI - Western Visayas	372,000		372,000

Regional Office - VI	372,000		372,000

866	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region IX - Zamboanga Peninsula	582,000			582,000

Regional Office - IX	582,000			582,000
Region X - Northern Mindanao	803,000			803,000

Regional Office - X	803,000			803,000
Region XIII - CARAGA	88,000			88,000

Regional Office - XIII	88,000			88,000

Sub-total, General Administration and Support	183,013,000	81,739,000		264,752,000

Support to Operations
Planning and Policy Formulation	6,814,000	17,494,000	6,660,000	30,968,000

National Capital Region (NCR)	6,331,000	17,494,000	6,660,000	30,485,000

Central Office	6,331,000	17,494,000	6,660,000	30,485,000
Region V - Bicol	483,000			483,000

Regional Office - V	483,000			483,000
Mineral Economics, Information and Communication Plan	9,094,000	7,953,000		17,047,000

National Capital Region (NCR)	8,642,000	7,953,000		16,595,000

Central Office	8,642,000	7,953,000		16,595,000
Cordillera Administrative Region	452,000			452,000

Regional Office - CAR	452,000			452,000
Research and Development	21,580,000	7,003,000		28,583,000

National Capital Region (NCR)	21,580,000	7,003,000		28,583,000

Central Office	21,580,000	7,003,000		28,583,000

Sub-total, Support to Operations	37,488,000	32,450,000	6,660,000	76,598,000

Operations
Natural Resources Sustainably Managed	253,847,000	100,189,000	10,000,000	364,036,000

MINERAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM	222,627,000	56,966,000	10,000,000	289,593,000

Mineral Regulation Services	222,627,000	56,966,000	10,000,000	289,593,000

National Capital Region (NCR)	40,591,000	16,371,000	10,000,000	66,962,000

Central Office	40,591,000	16,371,000	10,000,000	66,962,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	867
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region I - Ilocos	13,071,000	2,942,000	16,013,000

Regional Office - I	13,071,000	2,942,000	16,013,000
Cordillera Administrative Region (CAR)	13,698,000	2,436,000	16,134,000

Regional Office - CAR	13,698,000	2,436,000	16,134,000
Region II - Cagayan Valley	11,592,000	1,767,000	13,359,000

Regional Office - II	11,592,000	1,767,000	13,359,000
Region III - Central Luzon	12,874,000	2,765,000	15,639,000

Regional Office - III	12,874,000	2,765,000	15,639,000
Region IVA - CALABARZON	11,385,000	2,296,000	13,681,000

Regional Office - IVA	11,385,000	2,296,000	13,681,000
Region IVB - MIMAROPA	9,773,000	3,213,000	12,986,000

Regional Office - IV B	9,773,000	3,213,000	12,986,000
Region V - Bicol	11,919,000	2,142,000	14,061,000

Regional Office - V	11,919,000	2,142,000	14,061,000
Region VI - Western Visayas	15,343,000	1,335,000	16,678,000

Regional Office - VI	15,343,000	1,335,000	16,678,000
Region VII - Central Visayas	9,110,000	4,510,000	13,620,000

Regional Office - VII	9,110,000	4,510,000	13,620,000
Region VIII - Eastern Visayas	11,051,000	1,401,000	12,452,000

Regional Office - VIII	11,051,000	1,401,000	12,452,000
Region IX - Zamboanga Peninsula	12,180,000	1,278,000	13,458,000

Regional Office - IX	12,180,000	1,278,000	13,458,000
Region X - Northern Mindanao	11,060,000	1,696,000	12,756,000

Regional Office - X	11,060,000	1,696,000	12,756,000
Region XI - Davao	13,130,000	1,841,000	14,971,000

Regional Office - XI	13,130,000	1,841,000	14,971,000
Region XII - SOCCSKSARGEN	16,025,000	1,469,000	17,494,000

Regional Office - XII	16,025,000	1,469,000	17,494,000
Region XIII - CARAGA	9,825,000	9,504,000	19,329,000

Regional Office - XIII	9,825,000	9,504,000	19,329,000

868	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

MINERAL RESOURCES AND GEOSCIENCES DEVELOPMENT PROGRAM	31,220,000	43,223,000	74,443,000

Mineral Resources Development	31,220,000	43,223,000	74,443,000
National Capital Region (NCR)	27,763,000	30,000,000	57,763,000

Central Office	27,763,000	30,000,000	57,763,000
Region I - Ilocos		1,427,000	1,427,000

Regional Office - I		1,427,000	1,427,000
Cordillera Administrative Region (CAR)		1,277,000	1,277,000

Regional Office - CAR		1,277,000	1,277,000
Region II - Cagayan Valley		815,000	815,000

Regional Office - II		815,000	815,000
Region III - Central Luzon		359,000	359,000

Regional Office - III		359,000	359,000
Region IVA - CALABARZON		1,077,000	1,077,000

Regional Office - IVA		1,077,000	1,077,000
Region IVB - MIMAROPA		2,156,000	2,156,000

Regional Office - IV B		2,156,000	2,156,000
Region V - Bicol	3,457,000	2,299,000	5,756,000

Regional Office - V	3,457,000	2,299,000	5,756,000
Region VI - Western Visayas		300,000	300,000

Regional Office - VI		300,000	300,000
Region VII - Central Visayas		537,000	537,000

Regional Office - VII		537,000	537,000
Region VIII - Eastern Visayas		780,000	780,000

Regional Office - VIII		780,000	780,000
Region IX - Zamboanga Peninsula		397,000	397,000

Regional Office - IX		397,000	397,000
Region X - Northern Mindanao		201,000	201,000

Regional Office - X		201,000	201,000
Region XI - Davao		354,000	354,000

Regional Office - XI		354,000	354,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	869
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region XII - SOCCSKSARGEN		361,000		361,000

Regional Office - XII		361,000		361,000
Region XIII - CARAGA		883,000		883,000

Regional Office - XIII		883,000		883,000
Adaptive Capacities of Human Communities and Natural Systems Improved	70,423,000	403,386,000	8,950,000	482,759,000

GEOLOGICAL RISK REDUCTION AND RESILIENCY PROGRAM	70,423,000	403,386,000	8,950,000	482,759,000

Geological Assessment for Risk Reduction and Resiliency	70,423,000	403,386,000	8,950,000	482,759,000
National Capital Region (NCR)	7,126,000	153,737,000	8,950,000	169,813,000

Central Office	7,126,000	153,737,000	8,950,000	169,813,000
Region I - Ilocos	3,748,000	16,294,000		20,042,000

Regional Office - I	3,748,000	16,294,000		20,042,000
Cordillera Administrative Region (CAR)	5,732,000	17,728,000		23,460,000

Regional Office - CAR	5,732,000	17,728,000		23,460,000
Region II - Cagayan Valley	3,746,000	16,209,000		19,955,000

Regional Office - II	3,746,000	16,209,000		19,955,000
Region III - Central Luzon	4,667,000	17,658,000		22,325,000

Regional Office - III	4,667,000	17,658,000		22,325,000
Region IVA - CALABARZON	6,630,000	16,424,000		23,054,000

Regional Office - IVA	6,630,000	16,424,000		23,054,000
Region IVB - MIMAROPA	3,290,000	17,272,000		20,562,000

Regional Office - IV B	3,290,000	17,272,000		20,562,000
Region V - Bicol	4,129,000	15,472,000		19,601,000

Regional Office - V	4,129,000	15,472,000		19,601,000
Region VI - Western Visayas	2,802,000	15,717,000		18,519,000

Regional Office - VI	2,802,000	15,717,000		18,519,000
Region VII - Central Visayas	4,111,000	19,099,000		23,210,000

Regional Office - VII	4,111,000	19,099,000		23,210,000
Region VIII - Eastern Visayas	3,804,000	14,340,000		18,144,000

Regional Office - VIII	3,804,000	14,340,000		18,144,000

870	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region IX - Zamboanga Peninsula		5,170,000		15,433,000				20,603,000

Regional Office - IX		5,170,000		15,433,000				20,603,000
Region X - Northern Mindanao		3,252,000		18,017,000				21,269,000

Regional Office - X		3,252,000		18,017,000				21,269,000
Region XI - Davao		4,971,000		16,425,000				21,396,000

Regional Office - XI		4,971,000		16,425,000				21,396,000
Region XII - SOCCSKSARGEN		3,556,000		17,951,000				21,507,000

Regional Office - XII		3,556,000		17,951,000				21,507,000
Region XIII - CARAGA		3,689,000		15,610,000				19,299,000

Regional Office - XIII		3,689,000		15,610,000				19,299,000

Sub-total, Operations		324,270,000		503,575,000		18,950,000		846,795,000

TOTAL NEW APPROPRIATIONS	P	544,771,000	P	617,764,000	P	25,610,000	P	1,188,145,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	401,709

Total Permanent Positions	401,709

Other Compensation Common to All
Personnel Economic Relief Allowance	22,368
Representation Allowance	3,522
Transportation Allowance	3,522
Clothing and Uniform Allowance	4,660
Mid-Year Bonus – Civilian	33,471
Year End Bonus	33,471
Cash Gift	4,660
Step Increment	1,005
Productivity Enhancement Incentive	4,660

Total Other Compensation Common to All	111,339

DECEMBER 29, 2017	OFFICIAL GAZETTE	871
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Other Compensation for Specific Group
Magna Carta for Science and Technology Personnel	20,545

Total Other Compensation for Specific Groups	20,545

Other Benefits
PAG-IBIG Contributions	1,117
PhilHealth Contributions	3,531
Employees Compensation Insurance Premiums	1,117
Terminal Leave	5,413

Total Other Benefits	11,178

Total Personnel Services	544,771

Maintenance and Other Operating Expenses
Travelling Expenses	117,488
Training and Scholarship Expenses	55,777
Supplies and Materials Expenses	90,601
Utility Expenses	39,039
Communication Expenses	17,287
Survey, Research, Exploration and Development Expenses	55
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,600
Professional Services	95,298
General Services	49,022
Repairs and Maintenance	49,240
Taxes, Insurance Premiums and Other Fees	4,624
Labor and Wages	8,642
Other Maintenance and Operating Expenses
Advertising Expenses	1,096
Printing and Publication Expenses	3,319
Representation Expenses	16,905
Transportation and Delivery Expenses	25,366
Rent/Lease Expenses	18,184
Membership Dues and Contributions to Organizations	224
Subscription Expenses	19,489
Other Maintenance and Operating Expenses	4,508

Total Maintenance and Other Operating Expenses	617,764

Total Current Operating Expenditures	1,162,535

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	10,000
Machinery and Equipment Outlay	11,320
Transportation Equipment Outlay	4,290

Total Capital Outlays	25,610

TOTAL NEW APPROPRIATIONS	1,188,145

872	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

D. NATIONAL MAPPING AND RESOURCE INFORMATION AUTHORITY

For general administration and support, and operations, as indicated hereunder	P	1,464,241,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	53,035,000	P	99,390,000	P	4,950,000	P	157,375,000
Operation		307,270,000		832,414,000		167,182,000		1,306,866,000

MAPPING AND RESOURCE INFORMATION PROGRAM		307,270,000		832,414,000		167,182,000		1,306,866,000

TOTAL NEW APPROPRIATIONS	P	360,305,000	P	931,804,000	P	172,132,000	P	1,464,241,000

Special Provision(s)

1. Coastal Resource Mapping. The amount of Twenty Six Million Eight Hundred Thousand Pesos (P26,800,000) appropriated herein shall be used for coastal resource mapping and released upon submission to the DBM of the coastal resource maps of at least 1:50,000 scale indicating the FY 2017 targets and actual accomplishments.

2. Provision of Topographic Maps. The amount of Three Hundred Forty Two Million Eight Hundred Seventeen Thousand Pesos (P342,817,000) appropriated herein shall be used for the production of topographic maps. The topographic maps and permutations thereof generated by NAMRIA shall be made readily available at no cost to national government agencies, for use in the performance of the latter’s mandates.

3. Rice Subsidy. The amount appropriated herein for rice subsidy for NAMRIA’s uniformed personnel shall be given in the form of financial assistance, equivalent to twenty (20) kilos of rice per month, and charged against its MOOE.

4. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	47,573,000	P	98,087,000		P	145,660,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	873
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Human Resource Development				1,303,000		4,950,000		6,253,000
Administration of Personnel Benefits		5,462,000						5,462,000

Sub-total, General Administration and Support		53,035,000		99,390,000		4,950,000		157,375,000

Operations
Adaptive Capacities of Human Communities and Natural Systems Improved		307,270,000		832,414,000		167,182,000		1,306,866,000

MAPPING AND RESOURCE INFORMATION PROGRAM		307,270,000		832,414,000		167,182,000		1,306,866,000

Hydrographic and Oceanographic Surveys and Nautical Charting		171,225,000		166,584,000		77,200,000		415,009,000
Topographic Base Mapping and Geodetic Surveys		50,284,000		568,829,000				619,113,000
Resource Assessment and Mapping		45,185,000		28,091,000		20,409,000		93,685,000
Geospatial Information Management		40,576,000		10,369,000		24,449,000		75,394,000
Project(s)
Locally-Funded Project(s)				58,541,000		45,124,000		103,665,000

NAMRIA Geospatial Data Infrastructure				58,541,000		45,124,000		103,665,000

Sub-total, Operations		307,270,000		832,414,000		167,182,000		1,306,866,000

TOTAL NEW APPROPRIATIONS	P	360,305,000	P	931,804,000	P	172,132,000	P	1,464,241,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	151,872

Total Permanent Positions	151,872

Other Compensation Common to All
Personnel Economic Relief Allowance	9,336

874	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Representation Allowance	1,746
Transportation Allowance	1,746
Clothing and Uniform Allowance	1,945
Mid-Year Bonus - Civilian	12,657
Year End Bonus	12,657
Cash Gift	1,945
Step Increment	380
Productivity Enhancement Incentive	1,945

Total Other Compensation Common to All	44,357

Other Compensation for Specific Groups
Other Personnel Benefits	105

Other Compensation for Specific Groups	105

Other Benefits
PAG-IBIG Contributions	466
PhilHealth Contributions	1,422
Employees Compensation Insurance Premiums	466
Loyalty Award - Civilian	405
Terminal Leave	618

Total Other Benefits	3,377

Military/Uniformed Personnel
Basic Pay
Base Pay	53,447

Total Basic Pay	53,447

Other Compensation Common to All
Personnel Economic Relief Allowance	5,376
Clothing/ Uniform Allowance	1,120
Subsistence Allowance	12,264
Laundry Allowance	96
Quarters Allowance	1,240
Longevity Pay	16,755
Mid-Year Bonus - Military/Uniformed Personnel	4,454
Officers’ Allowance - Military/Uniformed Personnel	1,896
Provisional Allowance - Military/Uniformed Personnel	12,858
Year-end Bonus	4,454
Cash Gift	1,120
Productivity Enhancement Incentive	1,120

Total Other Compensation Common to All	62,753

Other Compensation for Specific Groups
Hazard Duty Pay	1,855
Sea Duty Pay	8,525

DECEMBER 29, 2017	OFFICIAL GAZETTE	875
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Lump-Sum for Filling of Positions - Military/Uniformed Personnel (MUP)	28,003

Total Other Compensation for Specific Groups	38,383

Other Benefits
Special Group Term Insurance	17
PAG-IBIG Contributions	269
PhilHealth Contributions	612
Employees Compensation Insurance Premiums	269
Terminal Leave	4,844

Total Other Benefits	6,011

Total Personnel Services	360,305

Maintenance and Other Operating Expenses
Travelling Expenses	69,743
Training and Scholarship Expenses	12,533
Supplies and Materials Expenses	97,118
Utility Expenses	18,180
Communication Expenses	10,806
Awards/Rewards and Prizes	30
Survey, Research, Exploration and Development Expenses	42,766
Confidential, Intelligence and Extraordinary Expenses Extraordinary and Miscellaneous Expenses	692
Professional Services	492,880
General Services	4,477
Repairs and Maintenance	79,435
Financial Assistance/Subsidy	1,747
Taxes, Insurance Premiums and Other Fees	33,329
Other Maintenance and Operating Expenses
Advertising Expenses	491
Printing and Publication Expenses	485
Representation Expenses	3,505
Transportation and Delivery Expenses	720
Rent/Lease Expenses	3,756
Subscription Expenses	59,111

Total Maintenance and Other Operating Expenses	931,804

Total Current Operating Expenditures	1,292,109

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	167,182
Transportation Equipment Outlay	4,950

Total Capital Outlays	172,132

TOTAL NEW APPROPRIATIONS	1,464,241

876	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

E. NATIONAL WATER RESOURCES BOARD

For general administration and support, and operations, as indicated hereunder	P	156,219,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	15,026,000	P	17,059,000	P	1,200,000	P	33,285,000
Operations		40,702,000		44,822,000		37,410,000		122,934,000

WATER RESOURCES MANAGEMENT PROGRAM		10,360,000		2,321,000		2,430,000		15,111,000
WATER RESOURCES ENFORCEMENT AND REGULATORY PROGRAM		27,095,000		27,801,000		11,080,000		65,976,000
WATER RESOURCES VULNERABILITY AND SUSTAINABILITY ASSESSMENT PROGRAM		3,247,000		14,700,000		23,900,000		41,847,000

TOTAL NEW APPROPRIATIONS	P	55,728,000	P	61,881,000	P	38,610,000	P	156,219,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	14,869,000	P	17,059,000	P	1,200,000	P	33,128,000
Administration of Personnel Benefits		157,000						157,000

Sub-total, General Administration and Support		15,026,000		17,059,000		1,200,000		33,285,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	877
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Operations
Natural Resources Sustainably Managed		37,455,000		22,122,000		10,510,000		70,087,000

WATER RESOURCES MANAGEMENT PROGRAM		10,360,000		2,321,000		2,430,000		15,111,000

Water Resources Policies and Plans Formulation, Program Coordination, and Information and Communication		10,360,000		2,321,000		2,430,000		15,111,000

WATER RESOURCES ENFORCEMENT AND REGULATORY PROGRAM		27,095,000		27,801,000		11,080,000		65,976,000

Processing, Adjudicating and Granting of Water Rights and Waterworks Franchises		16,133,000		16,727,000		8,080,000		40,940,000
Monitoring of Water Appropriation/Utilization and Enforcement of Laws and Orders		10,962,000		11,074,000		3,000,000		25,036,000
Adaptive Capacities of Human Communities and Natural Systems Improved		3,247,000		14,700,000		23,900,000		41,847,000

WATER RESOURCES VULNERABILITY AND SUSTAINABILITY ASSESSMENT PROGRAM		3,247,000		14,700,000		23,900,000		41,847,000

Water Resources Supply and Demand Assessment		3,247,000		14,700,000		23,900,000		41,847,000

Sub-total, Operations		40,702,000		44,822,000		37,410,000		122,934,000

TOTAL NEW APPROPRIATIONS	P	55,728,000	P	61,881,000	P	38,610,000	P	156,219,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	42,589

Total Permanent Positions	42,589

Other Compensation Common to All
Personnel Economic Relief Allowance	2,280
Representation Allowance	510
Transportation Allowance	510
Clothing and Uniform Allowance	475

878	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Honoraria	195
Mid-Year Bonus - Civilian	3,549
Year End Bonus	3,549
Cash Gift	475
Step Increment	106
Productivity Enhancement Incentive	475

Total Other Compensation Common to All	12,124

Other Benefits
PAG-IBIG Contributions	114
PhilHealth Contributions	365
Employees Compensation Insurance Premiums	114
Terminal Leave	157

Total Other Benefits	750

Non-Permanent Positions	265

Total Personnel Services	55,728

Maintenance and Other Operating Expenses
Travelling Expenses	11,374
Training and Scholarship Expenses	2,949
Supplies and Materials Expenses	3,427
Utility Expenses	2,803
Communication Expenses	2,758
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	25,932
General Services	1,380
Repairs and Maintenance	7,454
Taxes, Insurance Premiums and Other Fees	445
Other Maintenance and Operating Expenses
Advertising Expenses	220
Printing and Publication Expenses	619
Representation Expenses	1,050
Transportation and Delivery Expenses	20
Rent/Lease Expenses	1,290
Subscription Expenses	50

Total Maintenance and Other Operating Expenses	61,881

Total Current Operating Expenditures	117,609

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,600
Machinery and Equipment Outlay	16,950

DECEMBER 29, 2017	OFFICIAL GAZETTE	879
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Transportation Equipment Outlay	4,860
Furniture, Fixtures and Books Outlay	1,200

Total Capital Outlays	38,610

TOTAL NEW APPROPRIATIONS	156,219

F. PALAWAN COUNCIL FOR SUSTAINABLE DEVELOPMENT STAFF

For general administration and support, and operations, as indicated hereunder	P	99,593,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	14,779,000	P	13,770,000	P	5,392,000	P	33,941,000
Operation		30,805,000		18,846,000		16,001,000		65,652,000

PALAWAN ENVIRONMENTALLY CRITICAL AREAS NETWORK (ECAN) MANAGEMENT PROGRAM		30,805,000		18,846,000		16,001,000		65,652,000

TOTAL NEW APPROPRIATIONS	P	45,584,000	P	32,616,000	P	21,393,000	P	99,593,000

Special Provision(s)

1. Wildlife Management Fund. In addition to the amounts appropriated herein, the amount of Eleven Million Eight Hundred Ninety Thousand Pesos (P11,890,000) shall be used for the conservation and protection of wildlife resources sourced from fines, damages, fees, charges, donations, endowments, grants, contributions collected or granted within the jurisdiction of the Palawan Council for Sustainable Development, constituted into the Wildlife Management Fund in accordance with Sections 4 and 29 of R.A. No. 9147.

Release of Funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

The Palawan Council for Sustainable Development Staff (PCSDS) shall submit its quarterly reports on the financial and physical accomplishments, including the list of projects and activities with their corresponding amounts, with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on the PCSDS website for a period of three (3) years. The Executive Director of PCSDS shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

880	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	14,779,000	P	13,770,000	P	5,392,000	P	33,941,000

Sub-total, General Administration and Support		14,779,000		13,770,000		5,392,000		33,941,000

Operations
Natural Resources Sustainably Managed		30,805,000		18,146,000		16,001,000		65,652,000

PALAWAN ENVIRONMENTALLY CRITICAL AREAS NETWORK (ECAN) MANAGEMENT PROGRAM		30,805,000		18,146,000		16,001,000		65,652,000

Advocacy, Communications and Education		3,903,000		2,779,000		4,564,000		11,246,000
ECAN Monitoring and Evaluation System		4,081,000		1,482,000		925,000		6,488,000
ECAN Zoning		3,096,000		3,853,000		3,488,000		10,437,000
Knowledge and Research Management		1,504,000		1,380,000				2,884,000
Resource Mobilization and Partnership Development		1,450,000		386,000				1,836,000
Operation of Strategic Environmental Plan Clearance System		12,463,000		3,923,000		1,729,000		18,115,000
Wildlife and Cave Management		4,308,000		5,043,000		5,295,000		14,646,000

Sub-total, Operations		30,805,000		18,846,000		16,001,000		65,652,000

TOTAL NEW APPROPRIATIONS	P	45,584,000	P	32,616,000	P	21,393,000	P	99,593,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

DECEMBER 29, 2017	OFFICIAL GAZETTE	881
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	34,738

Total Permanent Positions	34,738

Other Compensation Common to All
Personnel Economic Relief Allowance	1,800
Representation Allowance	792
Transportation Allowance	792
Clothing and Uniform Allowance	375
Mid-Year Bonus - Civilian	2,895
Year End Bonus	2,895
Cash Gift	375
Step Increment	87
Productivity Enhancement Incentive	375

Total Other Compensation Common to All	10,386

Other Benefits
PAG-IBIG Contributions	90
PhilHealth Contributions	280
Employees Compensation Insurance Premiums	90

Total Other Benefits	460

Total Personnel Services	45,584

Maintenance and Other Operating Expenses
Travelling Expenses	5,196
Training and Scholarship Expenses	1,045
Supplies and Materials Expenses	5,946
Utility Expenses	1,497
Communication Expenses	1,172
Professional Services	10,433
General Services	1,778
Repairs and Maintenance	840
Taxes, Insurance Premiums and Other Fees	245
Other Maintenance and Operating Expenses
Advertising Expenses	120
Printing and Publication Expenses	660
Representation Expenses	2,112
Transportation and Delivery Expenses	150
Rent/lease Expenses	530
Subscription Expenses	140

882	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Other Maintenance and Operating Expenses	752

Total Maintenance and Other Operating Expenses	32,616

Total Current Operating Expenditures	78,200

Capital Outlays
Property, Plant and Equipment Outlay
Building and Other Structure	2,129
Machinery and Equipment Outlay	13,544
Transportation Equipment Outlay	5,720

Total Capital Outlays	21,393

TOTAL NEW APPROPRIATIONS	99,593

DECEMBER 29, 2017	OFFICIAL GAZETTE	883
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

GENERAL SUMMARY

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	P	6,018,893,000	P	6,230,694,000	P	7,109,176,000	P	19,358,763,000
B. ENVIRONMENTAL MANAGEMENT BUREAU		701,640,000		1,529,238,000		412,890,000		2,643,768,000
C. MINES AND GEO-SCIENCES BUREAU		544,771,000		617,764,000		25,610,000		1,188,145,000
D. NATIONAL MAPPING AND RESOURCE INFORMATION AUTHORITY		360,305,000		931,804,000		172,132,000		1,464,241,000
E. NATIONAL WATER RESOURCES BOARD		55,728,000		61,881,000		38,610,000		156,219,000
F. PALAWAN COUNCIL FOR SUSTAINABLE DEVELOPMENT STAFF		45,584,000		32,616,000		21,393,000		99,593,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES	P	7,726,921,000	P	9,403,997,000	P	7,779,811,000	P	24,910,729,000

884	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

XI. DEPARTMENT OF FINANCE

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded and foreign-assisted project(s), as indicated hereunder	P	1,231,448,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	80,952,000	P	94,899,000	P		P	175,851,000
Support to Operations		41,814,000		30,478,000		258,760,000		331,052,000
Operations		178,949,000		275,247,000		270,349,000		724,545,000

FINANCIAL SUSTAINABILITY AND REVENUE STRENGTHENING PROGRAM		114,077,000		233,915,000		1,092,000		349,084,000
ASSET AND LIABILITY MANAGEMENT PROGRAM		64,872,000		41,332,000		269,257,000		375,461,000

TOTAL NEW APPROPRIATIONS	P	301,715,000	P	400,624,000	P	529,109,000	P	1,231,448,000

Special Provision(s)

1. Municipal Development Fund. The Municipal Development Fund (MDF), administered by the Municipal Development Fund Office (MDFO), constituted from the proceeds of foreign loans, grants and assistance shall be used for the loaning and relending operations to LGUs in accordance with P.D. No. 1914, COA-DOF-DBM Joint Circular No. 6-87 dated August 17, 1987 and E.O. No. 41, s. 1998. Any interest earnings of the MDF shall be deposited as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292, s. 1987 and Section 65 of P.D. No. 1445.

Disbursements or expenditures by the MDFO in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The MDFO shall submit its quarterly reports on income and expenditure with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on the MDFO website for a period of three (3) years. The Executive Director of the MDFO shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

DECEMBER 29, 2017	OFFICIAL GAZETTE	885
DEPARTMENT OF FINANCE

PROGRAMS
General Administration and Support
General Management and Supervision	P	78,643,000	P	94,899,000	P		P	173,542,000
Administration of Personnel Benefits		2,309,000						2,309,000

Sub-total, General Administration and Support		80,952,000		94,899,000				175,851,000

Support to Operations
Legal Services		4,809,000		2,210,000				7,019,000
Management of Information Systems		18,272,000		21,661,000		258,760,000		298,693,000
Revenue Integrity Protection Service (RIPS) activities		18,733,000		6,607,000				25,340,000

Sub-total, Support to Operations		41,814,000		30,478,000		258,760,000		331,052,000

Operations
Fiscal sustainability attained		114,077,000		233,915,000		1,092,000		349,084,000

FINANCIAL SUSTAINABILITY AND REVENUE STRENGTHENING PROGRAM		114,077,000		233,915,000		1,092,000		349,084,000

Financial and fiscal planning and programming, consolidation, analysis, generation of reports, project formulation on revenue statistics and policy research		14,640,000		9,197,000				23,837,000
Philippine Extractive Industries Transparency Initiative (PH-EITI)				17,755,000				17,755,000
Tax policy research and formulation (Direct Tax)		7,346,000		7,190,000				14,536,000
Tax policy research and formulation (Indirect Tax)		2,541,000		306,000				2,847,000
Preparation of inputs of financial and economic policies in various international fora		23,250,000		184,257,000		1,092,000		208,599,000
Oversight of tax law implementation and processing of tax exemption requests		38,073,000		9,316,000				47,389,000
Operation of One-Stop Shop Inter-Agency Tax Credit and Duty Draw-Back Center		28,227,000		5,894,000				34,121,000
Asset and debt effectively managed		64,872,000		41,332,000		269,257,000		375,461,000

ASSET AND LIABILITY MANAGEMENT PROGRAM		64,872,000		41,332,000		269,257,000		375,461,000

Privatization Group and Council Secretariat support		19,731,000		4,668,000				24,399,000
Negotiation of international financing transactions		11,382,000		23,690,000				35,072,000

886	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Monitoring and evaluation of financial performance of the government corporate sector		16,315,000		5,934,000				22,249,000
Administration of funds for municipal development		17,444,000		3,580,000				21,024,000
Project(s)
Locally-Funded Project(s)				3,460,000				3,460,000

Support to the People’s Survival Fund				3,460,000				3,460,000
Foreign-Assisted Project(s)						269,257,000		269,257,000

Integrated Natural Resources and Environmental Management Project (INREMP)						269,257,000		269,257,000

Sub-total, Operations		178,949,000		275,247,000		270,349,000		724,545,000

TOTAL NEW APPROPRIATIONS	P	301,715,000	P	400,624,000	P	529,109,000	P	1,231,448,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	208,104

Total Permanent Positions	208,104

Other Compensation Common to All
Personnel Economic Relief Allowance	8,880
Representation Allowance	6,276
Transportation Allowance	6,144
Clothing and Uniform Allowance	1,850
Mid-Year Bonus - Civilian	17,341
Year End Bonus	17,341
Cash Gift	1,850
Step Increment	519
Productivity Enhancement Incentive	1,850

Total Other Compensation Common to All	62,051

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	248
Overseas Allowance	8,112

Total Other Compensation for Specific Groups	8,360

DECEMBER 29, 2017	OFFICIAL GAZETTE	887
DEPARTMENT OF FINANCE

Other Benefits
PAG-IBIG Contributions	444
PhilHealth Contributions	1,472
Employees Compensation Insurance Premiums	444
Retirement Gratuity	731
Terminal Leave	1,578

Total Other Benefits	4,669

Non-Permanent Positions	18,531

Total Personnel Services	301,715

Maintenance and Other Operating Expenses
Travelling Expenses	89,623
Training and Scholarship Expenses	18,179
Supplies and Materials Expenses	25,840
Utility Expenses	16,049
Communication Expenses	10,199
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	1,000
Extraordinary and Miscellaneous Expenses	3,860
Professional Services	91,874
General Services	13,718
Repairs and Maintenance	7,278
Taxes, Insurance Premiums and Other Fees	2,419
Other Maintenance and Operating Expenses
Advertising Expenses	2,368
Printing and Publication Expenses	1,238
Representation Expenses	5,948
Transportation and Delivery Expenses	653
Rent/Lease Expenses	66,889
Membership Dues and Contributions to Organizations	15
Subscription Expenses	5,391
Other Maintenance and Operating Expenses	38,083

Total Maintenance and Other Operating Expenses	400,624

Total Current Operating Expenditures	702,339

Capital Outlays
Investment Outlay	265,657
Property, Plant and Equipment Outlay
Infrastructure Outlay	3,600
Buildings and Other Structures	200,000
Machinery and Equipment Outlay	56,200
Furniture, Fixtures and Books Outlay	252
Intangible Assets Outlay	3,400

Total Capital Outlays	529,109

TOTAL NEW APPROPRIATIONS	1,231,448

888	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

B. BUREAU OF CUSTOMS

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder.	P	4,598,857,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	345,774,000	P	230,338,000	P	139,275,000	P	715,387,000
Operations		988,333,000		652,303,000		2,242,834,000		3,883,470,000

CUSTOMS REVENUE ENHANCEMENT PROGRAM		718,522,000		436,170,000		81,521,000		1,236,213,000
CUSTOMS BORDER PROTECTION AND CARGO CONTROL AND CLEARANCE PROGRAM		269,811,000		216,133,000		2,161,313,000		2,647,257,000

TOTAL NEW APPROPRIATIONS	P	1,334,107,000	P	882,641,000	P	2,382,109,000	P	4,598,857,000

Special Provision(s)

1. Super Green Lane Fund. In addition to the amounts appropriated herein, Fifty Million Pesos (P50,000,000) shall be used for the maintenance and improvement of the operations of the Super Green Lane Facility, including the Automated Customs Operation System and related computer systems sourced from service fees collected from importers utilizing the Facility.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

The BOC shall submit its quarterly reports on financial and physical accomplishments with electronic signature to the DBM, through the the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on BOC website for a period of three (3) years. The Commissioner of Customs shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Non-Intrusive Container Inspection System Project Fund. In addition to the amounts appropriated herein, Two Hundred Ninety Seven Million Four Hundred Twenty Eight Thousand Pesos (P297,428,000) shall be used for the maintenance, improvement and upgrading of the Non-Intrusive Container Inspection System sourced from the mandatory container security fee imposed on every 40 and 20-footer container or twenty equivalent units under the System.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

The BOC shall submit its quarterly reports on financial and physical accomplishments with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on BOC website for a period of three (3) years. The Commissioner of Customs shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

3. Tax Refund. The amount of Fourteen Billion Five Hundred Thirty Two Million Four Hundred Seventy Five Thousand Pesos (P14,532,475,000) shall be used for the:

(a) Refund of input value-added tax (VAT) on importations attributable to zero-rated transactions in accordance with Section 112 of R.A. No. 8424, as amended, including legal interest thereon treated as related expense; and

(b) Monetization of the VAT component of outstanding Duty Drawback Tax Credit Certificates (TCCs) as part of the TCC Monetization Program.

DECEMBER 29, 2017	OFFICIAL GAZETTE	889
DEPARTMENT OF FINANCE

Said amount, sourced from the current year’s revenue tax collections of the BOC, shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996, subject to the: (i) COA audit for payment of tax refunds; ( ii) adjustment of the report on the current year’s revenue tax collections of the BOC equivalent to the tax refunds for current and prior years; and (iii) reversion of any unutilized amount at the end of the year to the unappropriated surplus of the General Fund pursuant to Section 45, Chapter 5, Book VI of E.O. No. 292.

The BOC shall submit its quarterly reports on the amount of tax refunds and the recipient taxpayers with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on BOC website for a period of three (3) years. The Commissioner of Customs shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

4. Informer’s Reward. A reward of twenty percent (20%) of the actual proceeds from the sale of smuggled and confiscated goods or actual collection of additional revenues may be given as informer’s reward to persons instrumental in the actual collection of additional revenues in accordance with Section 1512 of R.A. No. 10863.

Said amount, sourced from the proceeds of sale of smuggled and confiscated goods or collection of additional revenues, shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O, No. 338, s. 1996.

The BOC shall submit its quarterly reports on the amount of informer’s reward paid and the list of beneficiaries with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on BOC website for a period of three (3) years. The Commissioner of Customs shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

Implementation of this provision shall be subject to guidelines to be issued by the Secretary of Finance.

5. Disposition of Forfeited Motor Transport Equipment and other Articles. Motor transport equipment and other articles forfeited or abandoned in favor of the government shall be sold at public auction by the BOC upon approval by the DOF. The proceeds of the sale shall be deposited with the National Treasury as income of the General Fund in accordance with Section 44, Chapter 5, Book VI of E.O. No. 292.

Any government agency participating in said auction shall pay out of its programmed budget for the purpose, subject to the rules and regulations on the acquisition and use of government motor vehicles.

The Commissioner of Customs and the Bureau’s web administrator or his/her equivalent shall be responsible for ensuring that the list of forfeited or abandoned motor transport equipment and other articles that have been sold in auction are pasted on the BOC website.

6. Expansion of the Bulk and Break Bulk Enhancement Program to Include Containerized Cargoes. The amount of Ten Million Pesos (P10,000,000) appropriated under the Surveillance and Prevention of Smuggling shall be used for the administrative cost of the expansion of the bulk and break bulk enhancement program, to include containerized cargoes.

(CONDITIONAL IMPLEMENTATION- President’s Veto Message, December 19, 2017, Volume I-B, page 652, R.A. No. 10964)

7. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	P	178,211,000	P	230,338,000	P	139,275,000	P	547,824,000

National Capital Region (NCR)		100,938,000		182,985,000		126,000,000		409,923,000

Central Office		68,146,000		159,154,000		126,000,000		353,300,000
Collection District II - A - Port of Manila		13,090,000		8,929,000				22,019,000
Collection District II - B - Manila International Container Port		8,266,000		8,418,000				16,684,000
Collection District III—Minoy Aquino International Airport		11,436,000		6,484,000				17,920,000

890	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region I - Ilocos	4,359,000	2,971,000		7,330,000

Collection District I - Port of San Fernando	4,359,000	2,971,000		7,330,000
Region II - Cagayan Valley	1,210,000	1,163,000		2,373,000

Collection District XV - Port of Aparri	1,210,000	1,163,000		2,373,000
Region III - Central Luzon	21,214,000	3,466,000		24,680,000

Collection District XIII - Port of Subic	5,618,000	2,205,000		7,823,000
Collection District XIV - Port of Clark	11,943,000	949,000		12,892,000
Collection District XVI - Port of Limay	3,653,000	312,000		3,965,000
Region IVA – CALABARZON	5,515,000	4,204,000	4,713,000	14,432,000

Collection District IV - Port of Batangas	5,515,000	4,204,000	4,713,000	14,432,000
Region V - Bicol	4,106,000	1,530,000	1,379,000	7,015,000

Collection District V - Port of Legaspi	4,106,000	1,530,000	1,379,000	7,015,000
Region VI - Western Visayas	2,320,000	2,143,000		4,463,000

Collection District VI - Port of Iloilo	2,320,000	2,143,000		4,463,000
Region VII - Central Visayas	5,296,000	5,513,000	7,183,000	17,992,000

Collection District VII - Port of Cebu	5,296,000	5,513,000	7,183,000	17,992,000
Region VIII - Eastern Visayas	4,260,000	2,844,000		7,104,000

Collection District VIII - Port of Tacloban	4,260,000	2,844,000		7,104,000
Region IX - Zamboanga Peninsula	4,609,000	2,458,000		7,067,000

Collection District XI - Port of Zamboanga	4,609,000	2,458,000		7,067,000
Region X - Northern Mindanao	6,990,000	3,415,000		10,405,000

Collection District X - Port of Cagayan de Oro	6,990,000	3,415,000		10,405,000
Region XI - Davao	11,727,000	14,121,000		25,848,000

Collection District XII - Port of Davao	11,727,000	14,121,000		25,848,000
Region XIII - CARAGA	5,667,000	3,525,000		9,192,000

Collection District IX - Port of Surigao	5,667,000	3,525,000		9,192,000
Administration of Personnel Benefits	167,563,000			167,563,000

National Capital Region (NCR)	167,563,000			167,563,000

Central Office	167,563,000			167,563,000

Sub-total, General Administration and Support	345,774,000	230,338,000	139,275,000	715,387,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	891
DEPARTMENT OF FINANCE

Operations
Revenue collection improved	718,522,000	436,170,000	81,521,000	1,236,213,000

CUSTOMS REVENUE ENHANCEMENT PROGRAM	718,522,000	436,170,000	81,521,000	1,236,213,000

Legal Services	106,069,000	89,212,000	403,000	195,684,000

National Capital Region (NCR)	102,060,000	87,330,000		189,390,000

Central Office	99,784,000	85,975,000		185,759,000
Collection District II - A - Port of Manila		495,000		495,000
Collection District II - B - Manila International Container Port		467,000		467,000
Collection District III - Minoy Aquino International Airport	2,276,000	393,000		2,669,000
Region I - Ilocos		125,000		125,000

Collection District I - Port of San Fernando		125,000		125,000
Region III - Central Luzon	2,797,000	143,000		2,940,000

Collection District XIII - Port of Subic	2,797,000	143,000		2,940,000
Region IVA - CALABARZON		535,000		535,000

Collection District IV - Port of Batangas		535,000		535,000
Region VII - Central Visayas		260,000	403,000	663,000

Collection District VII - Port of Cebu		260,000	403,000	663,000
Region VIII - Eastern Visayas		259,000		259,000

Collection District VIII - Port of Tacloban		259,000		259,000
Region X - Northern Mindanao	606,000	184,000		790,000

Collection District X - Port of Cagayan de Oro	606,000	184,000		790,000
Region XI - Davao	606,000	291,000		897,000

Collection District XII - Port of Davao	606,000	291,000		897,000
Region XIII - CARAGA		85,000		85,000

Collection District IX - Port of Surigao		85,000		85,000
Information communication and technology support services	39,405,000	125,579,000	20,000,000	184,984,000

National Capital Region (NCR)	39,405,000	125,579,000	20,000,000	184,984,000

Central Office	39,405,000	125,579,000	20,000,000	184,984,000
Examination and appraisal of imports	445,050,000	104,281,000	6,118,000	555,449,000

892	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

National Capital Region (NCR)	359,489,000	74,328,000		433,817,000

Central Office	35,910,000	38,034,000		73,944,000
Collection District II - A - Port of Manila	132,748,000	24,406,000		157,154,000
Collection District II - B - Manila International Container Port	63,575,000	5,316,000		68,891,000
Collection District III - Minoy Aquino International Airport	127,256,000	6,572,000		133,828,000
Region I - IIocos	4,674,000	1,560,000		6,234,000

Collection District I - Port of San Fernando	4,674,000	1,560,000		6,234,000
Region II - Cagayan Valley		592,000		592,000

Collection District XV - Port of Aparri		592,000		592,000
Region III - Central Luzon	1,737,000	4,527,000		6,264,000

Collection District XIII - Port of Subic	857,000	1,863,000		2,720,000
Collection District XIV - Port of Clark		2,141,000		2,141,000
Collection District XVI - Port of Limay	880,000	523,000		1,403,000
Region IVA - CALABARZON	3,166,000	3,524,000	1,063,000	7,753,000

Collection District IV - Port of Batangas	3,166,000	3,524,000	1,063,000	7,753,000
Region V - Bicol	3,012,000	1,092,000	1,171,000	5,275,000

Collection District V - Port of Legaspi	3,012,000	1,092,000	1,171,000	5,275,000
Region VI - Western Visayas	7,827,000	2,168,000		9,995,000

Collection District VI - Port of Iloilo	7,827,000	2,168,000		9,995,000
Region VII - Central Visayas	21,391,000	7,050,000	3,884,000	32,325,000

Collection District VII - Port of Cebu	21,391,000	7,050,000	3,884,000	32,325,000
Region VIII - Eastern Visayas	6,647,000	431,000		7,078,000

Collection District VIII - Port of Tacloban	6,647,000	431,0000		7,078,000
Region IX - Zamboanga Peninsula	8,572,000	773,000		9,345,000

Collection District XI - Port of Zamboanga	8,572,000	773,000		9,345,000
Region X - Northern Mindanao	11,348,000	3,156,000		14,504,000

Collection District X - Port of Cagayan de Oro	11,348,000	3,156,000		14,504,000
Region XI - Davao	12,498,000	3,916,000		16,414,000

Collection District XII - Port of Davao	12,498,000	3,916,000		16,414,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	893
DEPARTMENT OF FINANCE

Region XIII - CARAGA	4,689,000	1,164,000	5,853,000

Collection District IX - Port of Surigao	4,689,000	1,164,000	5,853,000
Coordination of the activities of the export control units of various ports	11,882,000	112,932,000	124,814,000

National Capital Region (NCR)	11,882,000	112,932,000	124,814,000

Central Office	11,882,000	112,932,000	124,814,000
Evaluation and classification of importation	8,170,000		8,170,000

National Capital Region (NCR)	8,170,000		8,170,000

Central Office	8,170,000		8,170,000
Warehousing Services	107,946,000	4,166,000	112,112,000

National Capital Region (NCR)	79,504,000	2,343,000	81,847,000

Collection District II - A - Port of Manila	53,819,000	1,049,000	54,868,000
Collection District II - B - Manila International Container Port	8,647,000	385,000	9,032,000
Collection District III - Minoy Aquino International Airport	17,038,000	909,000	17,947,000
Region I - Ilocos		87,000	87,000

Collection District I - Port of San Fernando		87,000	87,000
Region III - Central Luzon	758,000	236,000	994,000

Collection District XIII - Port of Subic	758,000	160,000	918,000
Collection District XIV - Port of Clark		76,000	76,000
Region IVA - CALABARZON	3,283,000	98,000	3,381,000

Collection District IV - Port of Batangas	3,283,000	98,000	3,381,000
Region V - Bicol	587,000	222,000	809,000

Collection District V - Port of Legaspi	587,000	222,000	809,000
Region VII - Central Visayas	6,724,000	356,000	7,080,000

Collection District VII - Port of Cebu	6,724,000	356,000	7,080,000
Region VIII - Eastern Visayas	240,000		240,000

Collection District VIII - Port of Tacloban	240,000		240,000
Region IX - Zamboanga Peninsula	964,000	221,000	1,185,000

Collection District XI - Port of Zamboanga	964,000	221,000	1,185,000
Region X - Northern Mindanao	6,999,000	146,000	7,145,000

Collection District X - Port of Cagayan de Oro	6,999,000	146,000	7,145,000

894	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region XI - Davao	7,561,000	352,000		7,913,000

Collection District XII - Port of Davao	7,561,000	352,000		7,913,000
Region XIII - CARAGA	1,326,000	105,000		1,431,000

Collection District IX - Port of Surigao	1,326,000	105,000		1,431,000
Project(s)
Locally-Funded Project(s)			55,000,000	55,000,000

Cybersecurity			55,000,000	55,000,000

National Capital Region (NCR)			55,000,000	55,000,000

Central Office			55,000,000	55,000,000
Secured trade facilitation by international standards achieved	269,811,000	216,133,000	2,161,313,000	2,647,257,000

CUSTOMS BORDER PROTECTION AND CARGO CONTROL AND CLEARANCE PROGRAM	269,811,000	216,133,000	2,161,313,000	2,647,257,000

Surveillance and prevention of smggling	269,811,000	216,133,000	2,161,313,000	2,647,257,000

National Capital Region (NCR)	215,363,000	212,296,000	2,158,400,000	2,586,059,000

Central Office	115,566,000	209,078,000	2,158,400,000	2,483,044,000
Collection District II - A - Port of Manila	71,213,000	1,061,000		72,274,000
Collection District II - B - Manila International Container Port	13,987,000	1,391,000		15,378,000
Collection District III - Minoy Aquino International Airport	14,597,000	766,000		15,363,000
Region I - Ilocos	6,780,000	140,000		6,920,000

Collection District I - Port of San Fernando	6,780,000	140,000		6,920,000
Region II - Cagayan Valley	824,000			824,000

Collection District XV - Port of Aparri	824,000			824,000
Region III - Central Luzon	1,937,000	340,000		2,277,000

Collection District XIII - Port of Subic	723,000	199,000		922,000
Collection District XIV - Port of Clark		141,000		141,000
Collection District XVI - Port of Limay	1,214,000			1,214,000
Region IVA - CALABARZON	5,603,000	516,000	970,000	7,089,000

Collection District IV - Port of Batangas	5,603,000	516,000	970,000	7,089,000
Region V - Bicol	2,692,000	475,000	740,000	3,907,000

Collection District V - Port of Legaspi	2,692,000	475,000	740,000	3,907,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	895
DEPARTMENT OF FINANCE

Region VI - Western Visayas		4,711,000		175,000				4,886,000

Collection District VI - Port of Iloilo		4,711,000		175,000				4,886,000
Region VII - Central Visayas		8,141,000		1,037,000		1,203,000		10,381,000

Collection District VII - Port of Cebu		8,141,000		1,037,000		1,203,000		10,381,000
Region VIII - Eastern Visayas		2,782,000						2,782,000

Collection District VIII - Port of Tacloban		2,782,000						2,782,000
Region IX - Zamboanga Peninsula		1,996,000		61,000				2,057,000

Collection District XI - Port of Zamboanga		1,996,000		61,000				2,057,000
Region X - Northern Mindanao		10,984,000		183,000				11,167,000

Collection District X - Port of Cagayan de Oro		10,984,000		183,000				11,167,000
Region XI - Davao		5,060,000		753,000				5,813,000

Collection District XII - Port of Davao		5,060,000		753,000				5,813,000
Region XIII - CARAGA		2,938,000		157,000				3,095,000

Collection District IX - Port of Surigao		2,938,000		157,000				3,095,000

Sub-total, Operations		988,333,000		652,303,000		2,242,834,000		3,883,470,000

TOTAL NEW APPROPRIATIONS	P	1,334,107,000	P	882,641,000	P	2,382,109,000	P	4,598,857,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	854,788

Total Permanent Positions	854,788

Other Compensation Common to All
Personnel Economic Relief Allowance	72,744
Representation Allowance	5,130
Transportation Allowance	5,130
Clothing and Uniform Allowance	15,155
Mid-Year Bonus - Civilian	71,233
Year End Bonus	71,233
Cash Gift	15,155

896	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Step Increment	2,136
Productivity Enhancement Incentive	15,155

Total Other Compensation Common to All	273,071

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	245
Quarters Allowance	8,251

Total Other Compensation for Specific Groups	8,496

Other Benefits
PAG-IBIG Contributions	3,639
PhilHealth Contributions	9,038
Employees Compensation Insurance Premiums	3,639
Retirement Gratuity	48,925
Terminal Leave	118,638

Total Other Benefits	183,879

Non-Permanent Positions	5,203

Military/Uniformed Personnel
Other Compensation Common to All
Subsistence Allowance	8,670

Total Other Compensation Common to All	8,670

Total Personnel Services	1,334,107

Maintenance and Other Operating Expenses
Travelling Expenses	24,715
Training and Scholarship Expenses	19,059
Supplies and Materials Expenses	135,685
Utility Expenses	96,075
Communication Expenses	29,625
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	69,500
Extraordinary and Miscellaneous Expenses	11,042
Professional Services	297,626
General Services	43,195
Repairs and Maintenance	31,164
Taxes, Insurance Premiums and Other Fees	6,559
Other Maintenance and Operating Expenses
Advertising Expenses	1,123
Printing and Publication Expenses	2,557
Transportation and Delivery Expenses	1,013
Rent/Lease Expenses	10,697
Subscription Expenses	64,406
Other Maintenance and Operating Expenses	38,600

Total Maintenance and Other Operating Expenses	882,641

Total Current Operating Expenditures	2,216,748

DECEMBER 29, 2017	OFFICIAL GAZETTE	897
DEPARTMENT OF FINANCE

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	20,000
Machinery and Equipment Outlay	2,250,590
Transportation Equipment Outlay	78,000
Furniture, Fixtures and Books Outlay	15,519
Intangible Assets Outlay	18,000

Total Capital Outlays	2,382,109

TOTAL NEW APPROPRIATIONS	4,598,857

C. BUREAU OF INTERNAL REVENUE

For general administration and support, and operations, as indicated hereunder	P	8,041,204,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	844,176,000	P	653,162,000	P	122,197,000	P	25,832,000	P	1,645,367,000
Operations		3,548,631,000		2,704,790,000				142,416,000		6,395,837,000

REVENUE ADMINISTRATION PROGRAM		3,548,631,000		2,704,790,000				142,416,000		6,395,837,000

TOTAL NEW APPROPRIATIONS	P	4,392,807,000	P	3,357,952,000	P	122,197,000	P	168,248,000	P	8,041,204,000

Special Provision(s)

1. One Percent (1%) Share in Taxes on Locally-manufactured Virginia-type Cigarettes. In addition to the amounts appropriated herein, Three Hundred Fifteen Million Four Hundred Thirty One Thousand Pesos (P315,431,000) shall be used for the purchase of materials, apparatus and equipment for the efficient enforcement of tax laws and collection of taxes sourced from one percent (1%) share in the taxes on locally-manufactured Virginia-type cigarettes in accordance with R.A. No. 5447.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

The BIR shall submit its quarterly reports on the financial and physical accomplishments with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on BIR website for a period of three (3) years. The Commissioner of Internal Revenue shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Bank Penalties. In addition to the amounts appropriated herein, One Hundred One Million Seven Hundred Five Thousand Pesos (P101,705,000) shall be used for programs, activities and projects of the BIR to improve its tax collections sourced from penalties for delayed remittances by banks.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

898	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

The BIR shall submit its quarterly reports on financial and physical accomplishments with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on BIR website for a period of three (3) years. The Commissioner of Internal Revenue shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

3. Tax Refund. The amount of Twenty Four Billion Pesos (P24,000,000,000) shall be used for the:

(a) Refund of excess or erroneous collection of value-added tax (VAT) and other internal revenue taxes in accordance with Section 229 of R.A. No. 8424, including legal interest thereon treated as related expense;

(b) Cash conversion of valid and unexpired Tax Credit Certificates (TCCs) in accordance with Section 204 of R.A. No. 8424;

(c) Refund of input taxes attributable to zero-rated or effectively zero-rated transactions under Section 112 of R.A. No. 8424, as amended; and

(d) Monetization of VAT TCCs as part of the TCC Monetization Program.

Said amount, sourced from the current year’s revenue tax collections of the BIR, shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, subject to the following: (i) COA audit for payment of tax refunds; (ii) adjustment of the report on the current year’s revenue tax collections of the BIR equivalent to the tax refunds for current and prior years; and (iii) reversion of any unutilized amount at the end of the year to the unappropriated surplus of the General Fund in accordance with Section 45, Chapter 5, Book VI of E.O. No. 292.

The BIR shall submit its quarterly reports on the amount of tax refunds and the recipient taxpayers with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on BIR website for a period of three (3) years. The Commissioner of Internal Revenue shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

4. Informer’s Reward. A reward of ten percent (10%) of the revenues, surcharges or fees recovered and/or fines or penalties imposed for violations of R.A. No. 8424 or One Million Pesos (P1,000,000) per case, whichever is lower, may be given as informer’s reward to persons instrumental in the discovery and seizure of such goods, except all public officials, whether incumbent or retired, who acquired the information in the course of the performance of their duties during their incumbency and their relatives within the sixth degree of consanguinity in accordance with Section 282 (A) of R.A. No. 8424.

Said amount, sourced from the revenues, surcharges or fees recovered and/or fines of penalties imposed shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338.

The BIR shall submit its quarterly reports on the amount of informer’s reward paid and the list of recipients with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on BIR website for a period of three (3) years. The Commissioner of Internal Revenue shall send written notice to the said offices when the said reports have been posted on its website, which shall be considered the date of submission.

5. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	630,782,000	P	606,374,000	P	122,197,000	P	25,832,000	1,385,185,000

National Capital Region (NCR)		275,137,000		319,451,000		122,117,000		24,772,000	741,477,000

Central Office		182,153,000		154,585,000		122,097,000		24,772,000	483,607,000
Revenue Regional Office V - Caloocan City		23,657,000		14,416,000		5,000			38,078,000
Revenue Regional Office VI - Manila		21,031,000		56,639,000		5,000			77,675,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	899
DEPARTMENT OF FINANCE

Revenue Regional Office VII - Quezon City	32,769,000	27,156,000	5,000	-	59,930,000
Revenue Regional Office VIII - Makati City	15,527,000	66,655,000	5,000		82,187,000
Region I - Ilocos	18,626,000	11,004,000	5,000		29,635,000

Revenue Regional Office I - Calasiao, Pangasinan	18,626,000	11,004,000	5,000		29,635,000
Cordillera Administrative Region (CAR)	19,371,000	10,384,000	5,000		29,760,000

Revenue Regional Office II - Cordillera Administrative Region	19,371,000	10,384,000	5,000		29,760,000
Region II - Cagayan Valley	17,575,000	19,778,000	5,000	1,060,000	38,418,000

Revenue Regional Office III - Tuguegarao, Cagayan	17,575,000	19,778,000	5,000	1,060,000	38,418,000
Region III - Central Luzon	15,058,000	34,873,000	5,000		49,936,000

Revenue Regional Office IV - San Fernando, Pampanga	15,058,000	34,873,000	5,000		49,936,000
Region IVA - CALABARZON	100,538,000	44,100,000	10,000		144,648,000

Revenue Regional Office IXA - Cavite, Batangas, Mindoro and Romblon (CaBaMiRo)	72,244,000	27,195,000	5,000		99,444,000
Revenue Regional Office IXB - Laguna, Quezon and Marinduque (LaQueMar)	28,294,000	16,905,000	5,000		45,204,000
Region V - Bicol	17,790,000	9,827,000	5,000		27,622,000

Revenue Regional Office X - Legaspi City	17,790,000	9,827,000	5,000		27,622,000
Region VI - Western Visayas	31,343,000	35,764,000	10,000		67,117,000

Revenue Regional Office XI - Iloilo City	14,577,000	16,786,000	5,000		31,368,000
Revenue Regional Office XII - Bacolod City	16,766,000	18,978,000	5,000		35,749,000
Region VII - Central Visayas	25,409,000	28,311,000	5,000		53,725,000

Revenue Regional Office XIII - Cebu City	25,409,000	28,311,000	5,000		53,725,000
Region VIII - Eastern Visayas	19,488,000	12,764,000	5,000		32,257,000

Revenue Regional Office XIV - Tacloban City	19,488,000	12,764,000	5,000		32,257,000

900	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region IX - Zamboanga Peninsula	15,156,000	22,900,000	5,000		38,061,000

Revenue Regional Office XV - Zamboanga City	15,156,000	22,900,000	5,000		38,061,000
Region X - Northern Mindanao	21,796,000	10,828,000	5,000		32,629,000

Revenue Regional Office XVI - Cagayan de Oro City	21,796,000	10,828,000	5,000		32,629,000
Region XI - Davao	20,561,000	26,960,000	5,000		47,526,000

Revenue Regional Office XIX - Davao City	20,561,000	26,960,000	5,000		47,526,000
Region XII - SOCCSKSARGEN	17,986,000	9,937,000	5,000		27,928,000

Revenue Regional Office XVIII - Koronadal City	17,986,000	9,937,000	5,000		27,928,000
Region XIII - CARAGA	14,948,000	9,493,000	5,000		24,446,000

Revenue Regional Office XVII - Butuan City	14,948,000	9,493,000	5,000		24,446,000
Human Resource Development	49,611,000	15,957,000			65,568,000

National Capital Region (NCR)	49,611,000	15,957,000			65,568,000

Central Office	49,611,000	15,957,000			65,568,000
Investigation and prosecution of administrative cases filed against revenue personnel and the security program	10,024,000	30,831,000			40,855,000

National Capital Region (NCR)	10,024,000	30,831,000			40,855,000

Central Office	10,024,000	30,831,000			40,855,000
Administration of Personnel Benefits	153,759,000				153,759,000

National Capital Region (NCR)	153,759,000				153,759,000

Central Office	153,759,000				153,759,000

Sub-total, General Administration and Support	844,176,000	653,162,000	122,197,000	25,832,000	1,645,367,000

Operations
Improved Internal Revenue Collections	3,548,631,000	2,704,790,000		142,416,000	6,395,837,000

REVENUE ADMINISTRATION PROGRAM	3,548,631,000	2,704,790,000		142,416,000	6,395,837,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	901
DEPARTMENT OF FINANCE

Formulation, coordination, monitoring and evaluation of registration, collection and assessment services, including tax formulation of procedures and policies on tax fraud investigations and intelligence operations	131,786,000	42,763,000		174,549,000

National Capital Region (NCR)	131,786,000	42,763,000		174,549,000

Central Office	131,786,000	42,763,000		174,549,000
Issuance of tax rulings, decisions on appealed cases and assistance in the prosecution of civil and criminal cases	88,515,000	20,858,000		109,373,000

National Capital Region (NCR)	88,515,000	20,858,000		109,373,000

Central Office	88,515,000	20,858,000		109,373,000
Implementation of the tax information and education program	37,114,000	38,640,000		75,754,000

National Capital Region (NCR)	37,114,000	38,640,000		75,754,000

Central Office	37,114,000	38,640,000		75,754,000
Enforcement of Internal Revenue Laws	3,085,320,000	1,661,120,000	100,831,000	4,847,271,000

National Capital Region (NCR)	1,240,726,000	934,167,000	82,655,000	2,257,548,000

Central Office	321,266,000	452,750,000	77,575,000	851,591,000
Revenue Regional Office V - Caloocan City	152,422,000	75,252,000	367,000	228,041,000
Revenue Regional Office VI - Manila	211,568,000	119,518,000		331,086,000
Revenue Regional Office VII - Quezon City	314,731,000	192,726,000	2,742,000	510,199,000
Revenue Regional Office VIII - Makati City	240,739,000	93,921,000	1,971,000	336,631,000
Region I - Ilocos	157,998,000	58,427,000	1,829,000	218,254,000

Revenue Regional Office I - Calasiao, Pangasinan	157,998,000	58,427,000	1,829,000	218,254,000
Cordillera Administrative Region (CAR)	103,297,000	29,338,000	3,090,000	135,725,000

Revenue Regional Office II - Cordillera Administrative Region	103,297,000	29,338,000	3,090,000	135,725,000
Region II - Cagayan Valley	82,491,000	34,376,000	2,703,000	119,570,000

Revenue Regional Office III - Tuguegarao, Cagayan	82,491,000	34,376,000	2,703,000	119,570,000

902	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region III - Central Luzon	189,853,000	66,904,000	1,356,000	258,113,000

Revenue Regional Office IV - San Fernando, Pampanga	189,853,000	66,904,000	1,356,000	258,113,000
Region EVA - CALABARZON	180,586,000	159,709,000		340,295,000

Revenue Regional Office IXA - Cavite, Batangas, Mindoro and Romblon (CaBaMiRo)	96,692,000	106,490,000		203,182,000
Revenue Regional Office IXB - Laguna, Quezon and Marinduque (LaQueMar)	83,894,000	53,219,000		137,113,000
Region V - Bicol	121,700,000	36,231,000		157,931,000

Revenue Regional Office X - Legaspi City	121,700,000	36,231,000		157,931,000
Region VI - Western Visayas	217,538,000	70,790,000	8,503,000	296,831,000

Revenue Regional Office XI - Iloilo City	122,011,000	29,205,000	8,503,000	159,719,000
Revenue Regional Office XII - Bacolod City	95,527,000	41,585,000		137,112,000
Region VII - Central Visayas	143,222,000	44,503,000		187,725,000

Revenue Regional Office XIII - Cebu City	143,222,000	44,503,000		187,725,000
Region VIII - Eastern Visayas	115,329,000	39,746,000	250,000	155,325,000

Revenue Regional Office XIV - Tacloban City	115,329,000	39,746,000	250,000	155,325,000
Region IX - Zamboanga Peninsula	103,553,000	24,994,000	445,000	128,992,000

Revenue Regional Office XV - Zamboanga City	103,553,000	24,994,000	445,000	128,992,000
Region X - Northern Mindanao	122,254,000	50,427,000		172,681,000

Revenue Regional Office XVI - Cagayan de Oro City	122,254,000	50,427,000		172,681,000
Region XI - Davao	111,962,000	57,319,000		169,281,000

Revenue Regional Office XIX - Davao City	111,962,000	57,319,000		169,281,000
Region XII - SOCCSKSARGEN	118,795,000	27,099,000		145,894,000

Revenue Regional Office XVIII - Koronadal City	118,795,000	27,099,000		145,894,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	903
DEPARTMENT OF FINANCE

Region XIII - CARAGA		76,016,000		27,090,000						103,106,000

Revenue Regional Office XVII - Butuan City		76,016,000		27,090,000						103,106,000
Revenue Information Systems Development/ and Infrastructure Support		174,921,000		936,358,000				41,585,000		1,152,864,000

National Capital Region (NCR)		174,921,000		936,358,000				41,585,000		1,152,864,000

Central Office		174,921,000		936,358,000				41,585,000		1,152,864,000
Planning and Policy Formulation		22,899,000		3,884,000						26,783,000

National Capital Region (NCR)		22,899,000		3,884,000						26,783,000

Central Office		22,899,000		3,884,000						26,783,000
Collation, analysis, monitoring, generation and development of internal revenue statistics		8,076,000		1,167,000						9,243,000

National Capital Region (NCR)		8,076,000		1,167,000						9,243,000

Central Office		8,076,000		1,167,000						9,243,000

Sub-total, Operations		3,548,631,000		2,704,790,000				142,416,000		6,395,837,000

TOTAL NEW APPROPRIATIONS	P	4,392,807,000	P	3,357,952,000	P	122,197,000	P	168,248,000	P	8,041,204,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	3,203,291

Total Permanent Positions	3,203,291

Other Compensation Common to All
Personnel Economic Relief Allowance	241,056
Representation Allowance	14,892
Transportation Allowance	14,892
Clothing and Uniform Allowance	50,220
Mid-Year Bonus - Civilian	266,941
Year End Bonus	266,941
Cash Gift	50,220
Step Increment	8,009
Productivity Enhancement Incentive	50,220

Total Other Compensation Common to All	963,391

904	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Other Benefits
PAG-IBIG Contributions	12,051
PhilHealth Contributions	34,298
Employees Compensation Insurance Premiums	12,051
Retirement Gratuity	16,095
Loyalty Award - Civilian	13,966
Terminal Leave	137,664

Total Other Benefits	226,125

Total Personnel Services	4,392,807

Maintenance and Other Operating Expenses
Travelling Expenses	261,807
Training and Scholarship Expenses	56,967
Supplies and Materials Expenses	638,073
Utility Expenses	295,762
Communication Expenses	122,842
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	10,000
Extraordinary and Miscellaneous Expenses	4,018
Professional Services	406,336
General Services	442,028
Repairs and Maintenance	74,032
Taxes, Insurance Premiums and Other Fees	29,303
Other Maintenance and Operating Expenses
Advertising Expenses	52,447
Printing and Publication Expenses	11,379
Transportation and Delivery Expenses	7,583
Rent/Lease Expenses	689,769
Membership Dues and Contributions to Organizations	69
Subscription Expenses	144,985
Other Maintenance and Operating Expenses	110,552

Total Maintenance and Other Operating Expenses	3,357,952

Financial Expenses
Interest Expenses	121,937
Bank Charges	260

Total Financial Expenses	122,197

Total Current Operating Expenditures	7,872,956

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	75,527
Machinery and Equipment Outlay	30,795
Transportation Equipment Outlay	21,780
Furniture, Fixtures and Books Outlay	3,784
Intangible Assets Outlay	36,362

Total Capital Outlays	168,248

TOTAL NEW APPROPRIATIONS	8,041,204

DECEMBER 29, 2017	OFFICIAL GAZETTE	905
DEPARTMENT OF FINANCE

D. BUREAU OF LOCAL GOVERNMENT FINANCE

For general administration and support, support to operations and operations, as indicated hereunder	P305,125,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	78,230,000	P	32,778,000	P		P	111,008,000
Support to Operations		4,065,000		23,562,000				27,627,000
Operations		88,854,000		43,686,000		33,950,000		166,490,000

LOCAL FINANCE ADMINISTRATION PROGRAM		88,854,000		43,686,000		33,950,000		166,490,000

TOTAL NEW APPROPRIATIONS	P	171,149,000	P	100,026,000	P	33,950,000	P	305,125,000

Special Provision(s)

1. Assessment Loan Revolving Fund. The Assessment Loan Revolving Fund, constituted from the unallocated surplus of IRAs, shall be used for interest-free lending purposes to provinces, cities and municipalities, tax-mapping projects, periodic revisions of assessments, and other real property assessment programs in accordance with Section 94 of P.D. No. 464, as amended by P.O. No. 1002.

Disbursements or expenditures by the Bureau of Local Government Finance (BLGF) in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The BLGF shall submit its quarterly reports on income and expenditure with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said resorts on BLGF website for a period of three (3) years. The Executive Director of BLGF shall send written notice to the said offices when the said reports have been pasted on its website, which shall be considered the date of submission.

2. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expanses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	P	55,736,000	P	32,778,000		P	88,514,000

906	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

National Capital Region (NCR)	21,746,000	11,515,000	33,261,000

Central Office	21,746,000	11,515,000	33,261,000
Region I - Ilocos	3,278,000	1,957,000	5,235,000

Regional Office - I	3,278,000	1,957,000	5,235,000
Cordillera Administrative Region (CAR)	2,104,000	2,171,000	4,275,000

Regional Office - CAR	2,104,000	2,171,000	4,275,000
Region II - Cagayan Valley	1,684,000	1,039,000	2,723,000

Regional Office - II	1,684,000	1,039,000	2,723,000
Region III - Central Luzon	2,608,000	810,000	3,418,000

Regional Office - III	2,608,000	810,000	3,418,000
Region IVA - CALABARZON	3,801,000	1,706,000	5,507,000

Regional Office - IVA	3,801,000	1,706,000	5,507,000
Region IVB - MINAROPA	289,000	750,000	1,039,000

Regional Office - IVB	289,000	750,000	1,039,000
Region V - Bicol	2,942,000	1,082,000	4,024,000

Regional Office - V	2,942,000	1,082,000	4,024,000
Region VI - Western Visayas	1,536,000	1,349,000	2,885,000

Regional Office - VI	1,536,000	1,349,000	2,885,000
Region VII - Central Visayas	2,170,000	2,194,000	4,364,000

Regional Office - VII	2,170,000	2,194,000	4,364,000
Region VIII - Eastern Visayas	2,568,000	1,555,000	4,123,000

Regional Office - VIII	2,568,000	1,555,000	4,123,000
Region IX - Zamboanga Peninsula	2,107,000	921,000	3,028,000

Regional Office - IX	2,107,000	921,000	3,028,000
Region X - Northern Mindanao	2,459,000	836,000	3,295,000

Regional Office - X	2,459,000	836,000	3,295,000
Region XI - Davao	2,443,000	1,835,000	4,278,000

Regional Office - XI	2,443,000	1,835,000	4,278,000
Region XII - SOCCSKSARGEN	1,922,000	1,529,000	3,451,000

Regional Office - XII	1,922,000	1,529,000	3,451,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	907
DEPARTMENT OF FINANCE

Region XIII - CARAGA	2,079,000	1,529,000		3,608,000

Regional Office - XIII	2,079,000	1,529,000		3,608,000
Administration of Personnel Benefits	22,494,000			22,494,000

National Capital Region (NCR)	22,494,000			22,494,000

Central Office	22,494,000			22,494,000

Sub-total, General Administration and Support	78,230,000	32,778,000		111,008,000

Support to Operations
Agency strategic planning, management information system and public information and legal services	4,065,000	23,562,000		27,627,000

National Capital Region (NCR)	4,065,000	23,562,000		27,627,000

Central Office	4,065,000	23,562,000		27,627,000

Sub-total, Support to Operations	4,065,000	23,562,000		27,627,000

Operations
Fiscal sustainability of LGUs strengthened	88,854,000	43,686,000	33,950,000	166,490,000

LOCAL FINANCE ADMINISTRATION PROGRAM	88,854,000	43,686,000	33,950,000	166,490,000

LOCAL FINANCE POLICY REFORMS AND FISCAL PERFORMANCE MONITORING AND EVALUATION SUB-PROGRAM	46,113,000	22,443,000		68,556,000

Development of LGU treasury and assessment operating policies, guidelines, systems and procedures including the promulgation of rulings/opinions for the proper implementation thereof	7,820,000	2,415,000		10,235,000

National Capital Region (NCR)	7,820,000	2,415,000		10,235,000

Central Office	7,820,000	2,415,000		10,235,000
Conduct of revenue and assessment performance evaluation and management, evaluation and monitoring of special projects on local government finance	34,977,000	18,934,000		53,911,000

National Capital Region (NCR)	7,313,000	7,026,000		14,339,000

Central Office	7,313,000	7,026,000		14,339,000
Region I - Ilocos	2,824,000	712,000		3,536,000

Regional Office - I	2,824,000	712,000		3,536,000
Cordillera Administrative Region (CAR)	907,000	726,000		1,633,000

Regional Office - CAR	907,000	726,000		1,633,000

908	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region II - Cagayan Valley	1,651,000	663,000	2,314,000

Regional Office - II	1,651,000	663,000	2,314,000
Region III - Central Luzon	1,740,000	1,011,000	2,751,000

Regional Office - III	1,740,000	1,011,000	2,751,000
Region IVA - CALABARZON	1,463,000	906,000	2,369,000

Regional Office - IVA	1,463,000	906,000	2,369,000
Region IVB - MIMAROPA	907,000	878,000	1,785,000

Regional Office - IVB	907,000	878,000	1,785,000
Region V - Bicol	2,368,000	792,000	3,160,000

Regional Office - V	2,368,000	792,000	3,160,000
Region VI - Western Visayas	1,904,000	792,000	2,696,000

Regional Office - VI	1,904,000	792,000	2,696,000
Region VII - Central Visayas	1,922,000	759,000	2,681,000

Regional Office - VII	1,922,000	759,000	2,681,000
Region VIII - Eastern Visayas	2,584,000	937,000	3,521,000

Regional Office - VIII	2,584,000	937,000	3,521,000
Region IX - Zamboanga Peninsula	1,450,000	997,000	2,447,000

Regional Office - IX	1,450,000	997,000	2,447,000
Region X - Northern Mindanao	2,442,000	728,000	3,170,000

Regional Office - X	2,442,000	728,000	3,170,000
Region XI - Davao	1,792,000	579,000	2,371,000

Regional Office - XI	1,792,000	579,000	2,371,000
Region XII - SOCCSKSARGEN	1,750,000	768,000	2,518,000

Regional Office - XII	1,750,000	768,000	2,518,000
Region XIII - CARAGA	1,960,000	660,000	2,620,000

Regional Office - XIII	1,960,000	660,000	2,620,000
Issuance of certificate of LGU net debt service ceiling and net borrowing capacity	3,316,000	1,094,000	4,410,000

National Capital Region (NCR)	3,316,000	1,094,000	4,410,000

Central Office	3,316,000	1,094,000	4,410,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	909
DEPARTMENT OF FINANCE

LOCAL FINANCE CAPACITY DEVELOPMENT SUB-PROGRAM	42,741,000	21,243,000	33,950,000	97,934,000

LGU training an policies, procedures and other competency requirements of local treasurers and assessors	42,741,000	21,243,000	33,950,000	97,934,000

National Capital Region (NCR)	3,141,000	13,494,000		16,635,000

Central Office	3,141,000	13,494,000		16,635,000
Region I - Ilocos	3,578,000	480,000	1,100,000	5,158,000

Regional Office - I	3,578,000	480,000	1,100,000	5,158,000
Cordillera Administrative Region (CAR)	2,155,000	482,000		2,637,000

Regional Office - CAR	2,155,000	482,000		2,637,000
Region II - Cagayan Valley	3,713,000	487,000		4,200,000

Regional Office - II	3,713,000	487,000		4,200,000
Region III - Central Luzon	2,971,000	553,000		3,524,000

Regional Office - III	2,971,000	553,000		3,524,000
Region IVA - CALABARZON	2,393,000	522,000		2,915,000

Regional Office - IVA	2,393,000	522,000		2,915,000
Region IVB - MIMAROPA	1,738,000	561,000		2,299,000

Regional Office - IVB	1,738,000	561,000		2,299,000
Region V - Bicol	1,830,000	530,000	17,850,000	20,210,000

Regional Office - V	1,830,000	530,000	17,850,000	20,210,000
Region VI - Western Visayas	2,971,000	512,000		3,483,000

Regional Office - VI	2,971,000	512,000		3,483,000
Region VII - Central Visayas	3,601,000	510,000		4,111,000

Regional Office - VII	3,601,000	510,000		4,111,000
Region VIII - Eastern Visayas	2,474,000	565,000		3,039,000

Regional Office - VIII	2,474,000	565,000		3,039,000
Region IX - Zamboanga Peninsula	1,789,000	592,000		2,381,000

Regional Office - IX	1,789,000	592,000		2,381,000
Region X - Northern Mindanao	2,013,000	500,000		2,513,000

Regional Office - X	2,013,000	500,000		2,513,000
Region XI - Davao	2,392,000	461,000		2,853,000

Regional Office - XI	2,392,000	461,000		2,853,000

910	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region XII - SOCCSKSARGEN		2,960,000		513,000		15,000,000		18,473,000

Regional Office - XII		2,960,000		513,000		15,000,000		18,473,000
Region XIII - CARAGA		3,022,000		481,000				3,503,000

Regional Office - XIII		3,022,000		481,000				3,503,000

Sub-total, Operations		88,854,000		43,686,000		33,950,000		166,490,000

TOTAL NEW APPROPRIATIONS	P	171,149,000	P	100,026,000	P	33,950,000	P	305,125,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	114,845

Total Permanent Positions	114,845

Other Compensation Common to All
Personnel Economic Relief Allowance	6,456
Representation Allowance	1,122
Transportation Allowance	1,122
Clothing and Uniform Allowance	1,345
Mid-Year Bonus - Civilian	9,570
Year End Bonus	9,570
Cash Gift	1,345
Step Increment	290
Productivity Enhancement Incentive	1,345

Total Other Compensation Common to All	32,165

Other Benefits
PAG-IBIG Contributions	324
PhilHealth Contributions	997
Employees Compensation Insurance Premiums	324
Retirement Gratuity	17,117
Terminal Leave	5,377

Total Other Benefits	24,139

Total Personnel Services	171,149

Maintenance and Other Operating Expenses
Travelling Expenses	13,264
Training and Scholarship Expenses	40,302
Supplies and Materials Expenses	8,533

DECEMBER 29, 2017	OFFICIAL GAZETTE	911
DEPARTMENT OF FINANCE

Utility Expenses	2,829
Communication Expenses	3,001
Awards/Rewards and Prizes	40
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,785
Professional Services	13,782
General Services	4,232
Repairs and Maintenance	1,546
Taxes, Insurance Premiums and Other Fees	575
Other Maintenance and Operating Expenses
Advertising Expenses	200
Printing and Publication Expenses	170
Representation Expenses	999
Rent/Lease Expenses	8,244
Membership Dues and Contributions to Organizations	40
Subscription Expenses	484

Total Maintenance and Other Operating Expenses	100,026

Total current operating Expenditures	271,175

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	32,850
Transportation Equipment Outlay	1,100

Total Capital Outlays	33,950

TOTAL NEW APPROPRIATIONS	305,125

E. BUREAU OF THE TREASURY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P4,358,954,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	116,155,000	P	134,973,000	P		P	13,200,000	P	264,328,000
Support to Operations		. 38,988,000		106,631,000				39,522,000		185,141,000
Operations		342,911,000		157,543,000		700,000,000		2,709,031,000		3,909,485,000

FINANCIAL ASSET MANAGEMENT PROGRAM		29,778,000		37,680,000		700,000,000		2,703,085,000		3,470,543,000

912	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

DEBT RISK MANAGEMENT PROGRAM		25,990,000		25,658,000						51,648,000
MG ACCOUNTING PROGRAM		287,143,000		94,205,000				5,946,000		387,294,000

TOTAL NEW APPROPRIATIONS	P	498,054,000	P	399,147,000	P	700,000,000	P	2,761,753,000	P	4,358,954,000

Special Provision(s)

1. Equity Contribution to International Organizations. The amount of TwO Billion Seven Hundred Three Million Eighty Five Thousand Pesos (P2,703,085,000) appropriated herein shall be used for capital or quota subscription and revaluation or maintenance of value to foreign financial institutions that has been reviewed by the DFA and the International Commitments Fund Panel, and approved by the President of the Philippines in accordance with M.C. No. 194 dated June 11, 2010.

2. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	46,506,000	P	134,973,000	P	P	13,200,000	P	194,679,000

National Capital Region (NCR)		46,506,000		134,973,000			13,200,000		194,679,000

Central Office		46,506,000		134,973,000			13,200,000		194,679,000
Administration of Personnel Benefits		69,649,000							69,649,000

National Capital Region (NCR)		69,649,000							69,649,000

Central Office		69,649,000							69,649,000

Sub-total, General Administration and Support		116,155,000		134,973,000			13,200,000		264,328,000

Support to Operations
Provision of legal services including the conduct of research and investigation		9,930,000		11,230,000					21,160,000

National Capital Region (NCR)		9,930,000		11,230,000					21,160,000

Central Office		9,930,000		11,230,000					21,160,000
Information systems and IT support services		9,354,000		83,930,000			39,522,000		132,806,000

National Capital Region (NCR)		9,354,000		83,930,000			39,522,000		132,806,000

Central Office		9,354,000		83,930,000			39,522,000		132,806,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	913
DEPARTMENT OF FINANCE

Research and technical support services	19,704,000	11,471,000			31,175,000

National Capital Region (NCR)	19,704,000	11,471,000			31,175,000

Central Office	19,704,000	11,471,000			31,175,000

Sub-total, Support to Operations	38,988,000	106,631,000		39,522,000	185,141,000

Operations
Efficiency in cash management improved	29,778,000	37,680,000	700,000,000	2,703,085,000	3,470,543,000

FINANCIAL ASSET MANAGEMENT PROGRAM	29,778,000	37,680,000	700,000,000	2,703,085,000	3,470,543,000

Cash management funding and investment of excess funds	29,778,000	21,318,000		2,703,085,000	2,754,181,000

National Capital Region (NCR)	29,778,000	21,318,000		2,703,085,000	2,754,181,000

Central Office	29,778,000	21,318,000		2,703,085,000	2,754,181,000
Project(s)
Locally-Funded Project(s)		16,362,000	700,000,000		716,362,000

Development of the Treasury Single Acount (TSA)		16,362,000	700,000,000		716,362,000

National Capital Region (NCR)		16,362,000	700,000,000		716,362,000

Central Office		16,362,000	700,000,000		716,362,000
Efficiency in debt management achieved	25,990,000	25,658,000			51,648,000

DEBT AND RISK MANAGEMENT PROGRAM	25,990,000	25,658,000			51,648,000

Securities Origination	3,338,000	13,608,000			16,946,000

National Capital Region (NCR)	3,338,000	13,608,000			16,946,000

Central Office	3,338,000	13,608,000			16,946,000
Debt monitoring and servicing	17,323,000	2,700,000			20,023,000

National Capital Region (NCR)	17,323,000	2,700,000			20,023,000

Central Office	17,323,000	2,700,000			20,023,000
Risk Management	5,329,000	9,350,000			14,679,000

National Capital Region (NCR)	5,329,000	9,350,000			14,679,000

Central Office	5,329,000	9,350,000			14,679,000

914	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Efficiency in accounting of MG financial transactions enhanced		287,143,000		94,205,030				5,946,000		387,294,000

MG ACCOUNTING PROGRAM		287,143,000		94,205,000				5,946,000		387,294,000

Recording of MG financial transactions		37,640,000		13,611,000						51,251,000

National Capital Region (NCR)		37,640,000		13,611,000						51,251,000

Central Office		37,640,000		13,611,000						51,251,000
Reconciliation of MGAs books of accounts		1,580,000		1,426,000						3,006,000

National Capital Region (NCR)		1,580,000		1,426,000						3,006,000

Central Office		1,580,000		1,426,000						3,006,000
Release of Allotment to Local Government Units (ALGU)		247,923,000		79,168,000				5,946,000		333,037,000

National Capital Region (NCR)		247,923,000		79,168,000				5,946,000		333,037,000

Central Office		247,923,000		79,168,000				5,946,000		333,037,000

Sub-total, Operations		342,911,000		157,543,000		700,000,000		2,709,031,000		3,909,485,000

TOTAL NEW APPROPRIATIONS	P	498,054,000	P	399,147,000	P	700,000,000	P	2,761,753,000	P	4,358,954,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	328,735

Total Permanent Positions	328,735

Other Compensation Common to All
Personnel Economic Relief Allowance	16,680
Representation Allowance	6,360
Transportation Allowance	6,228
Clothing and Uniform Allowance	3,475
Mid-Year Bonus - Civilian	27,395
Year End Bonus	27,395
Cash Gift	3,475
Step Increment	821
Productivity Enhancement Incentive	3,475

Total Other Compensation Common to All	95,304

DECEMBER 29, 2017	OFFICIAL GAZETTE	915
DEPARTMENT OF FINANCE

Other Benefits
PAG-IBIG Contributions	834
PhilHealth Contributions	2,698
Employees Compensation Insurance Premiums	834
Retirement Gratuity	47,140
Terminal Leave	22,509

Total Other Benefits	74,015

Total Personnel Services	498,054

Maintenance and Other Operating Expenses
Travelling Expenses	21,857
Training and Scholarship Expenses	20,245
Supplies and Materials Expenses	26,230
Utility Expenses	45,251
Communication Expenses	25,896
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,878
Professional Services	67,006
General Services	33,759
Repairs and Maintenance	111,686
Taxes, Insurance Premiums and Other Fees	15,245
Other Maintenance and Operating Expenses
Advertising Expenses	1,285
Printing and Publication Expenses	1,000
Representation Expenses	1,639
Transportation and Delivery Expenses	1,000
Rent/Lease Expenses	21,282
Membership Dues and Contributions to Organizations	1,042
Subscription Expenses	1,746
Other Maintenance and Operating Expenses	100

Total Maintenance and Other Operating Expenses	399,147

Financial Expenses
Other Financial Charges	700,000

Total Financial Expenses	700,000

Total Current Operating Expenditures	1,597,201

Capital Outlays
Investment Outlay	2,703,085
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	58,668

Total Capital Outlays	2,761,753

TOTAL NEW APPROPRIATIONS	4,358,954

916	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

F. CENTRAL BOARD OF ASSESSMENT APPEALS

For operations, as indicated hereunder				P 18,633,000

New Appropriations, by Program

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
Operations	P 15,659,000	P 2,619,000	P 355,000	P 18,633,000

REAL PROPERTY TAX ADJUDICATION PROGRAM	15,659,000	2,619,000	355,000	18,633,000

TOTAL NEW APPROPRIATIONS	P 15,659,000	P 2,619,000	P 355,000	P 18,633,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
Operations	P 15,659,000	P 2,619,000	P 355,000	P 18,633,000

Due process for fair and equitable real property tax assessment improved	15,659,000	2,619,000	355,000	18,633,000

REAL PROPERTY TAX ADJUDICATION PROGRAM	15,659,000	2,619,000	355,000	18,633,000

Adjudication of appealed cases on real property tax assessment	15,659,000	2,619,000	355,000	18,633,000

Sub-total, Operations	15,659,000	2,619,000	355,000	18,633,000

TOTAL NEW APPROPRIATIONS	P 15,659,000	P 2,619,000	P 355,000	P 18,633,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	917
DEPARTMENT OF FINANCE

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	10,534

Total Permanent Positions	10,534

Other Compensation Common to All
Personnel Economic Relief Allowance	528
Representation Allowance	486
Transportation Allowance	486
Clothing and Uniform Allowance	110
Mid-Year Bonus - Civilian	878
Year End Bonus	878
Cash Gift	110
Step Increment	26
Productivity Enhancement Incentive	110

Total Other Compensation Common to All	3,612

Other Benefits
PAG-IBIG Contributions	26
PhilHealth Contributions	75
Employees Compensation Insurance Premiums	26

Total Other Benefits	127

Non-Permanent Positions	1,386

Total Personnel Services	15,659

Maintenance and Other Operating Expenses
Travelling Expenses	75
Training and Scholarship Expenses	1,174
Supplies and Materials Expenses	282
Utility Expenses	50
Communication Expenses	125
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
General Services	280
Repairs and Maintenance	50
Taxes, Insurance Premiums and Other Fees	62
Other Maintenance and Operating Expenses
Printing and Publication Expenses	14
Rent/Lease Expenses	385
Subscription Expenses	12

Total Maintenance and Other Operating Expenses	2,619

Total Current Operating Expenditures	18,278

918	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Capital Outlays
Property, Plant and Equipment Outlay Machinery and Equipment Outlay	355

Total Capital Outlays	355

TOTAL NEW APPROPRIATIONS	18,633

G. INSURANCE COMMISSION

For general administration and support, and operations, as indicated hereunder	P	6,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P	1,000			P	1,000
Operations		5,000				5,000

INSURANCE, PRE-NEED, AND HMO REGULATORY AND SUPERVISORY PROGRAM		5,000				5,000

TOTAL NEW APPROPRIATIONS	P	6,000			P	6,000

Special Provision(s)

1. Insurance Fund. In addition to the amounts appropriated herein, One Hundred Fifty Eight Million Eight Hundred Eighty Six Thousand Pesos (P158,886,000) shall be used to cover the MODE and Capital Outlay requirements of the Insurance Commission (IC) sourced from the proceeds of premium taxes, constituted into the Insurance Fund in accordance with Section 286 of R.A. No. 8424.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

The IC shall submit its quarterly reports on the financial and physical accomplishments with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on IC website for a period of three (3) years. The Commissioner of IC shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Funding for Personnel Services. The Personnel Services of the IC shall be sourced from the Pre-need Fund in accordance with Section 5 of R.A. No. 9829. Any deficiency therefrom may be augmented by the Insurance Fund.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

The IC shall submit its quarterly reports on the financial and physical accomplishments with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on IC website for a period of three (3) years. The Commissioner of IC shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

DECEMBER 29, 2017	OFFICIAL GAZETTE	919
DEPARTMENT OF FINANCE

3. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	P	1,000			P	1,000

Sub-total, General Administration and Support		1,000				1,000

Operations
Insurance, Pre-Need, and HMO Industries’ growth and stability improved		5,000				5,000

INSURANCE, PRE-NEED, AND HMO REGULATORY AND SUPERVISORY PROGRAM		5,000				5,000

Promulgation and implementation of policies, rules and regulations		1,000				1,000
Licensing of insurance, pre-need, and HMO entities and related services		1,000				1,000
Examination of insurance, pre-need, and HMO entities and evaluation of financial reports		1,000				1,000
Review and approval of premium rates, investments, reinsurance treaties, facultative placements, and products		1,000				1,000
Adjudication of claims/complaints and mediation of disputes		1,000				1,000

Sub-total, Operations		5,000				5,000

TOTAL NEW APPROPRIATIONS	P	6,000			P	6,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

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GENERAL APPROPRIATIONS ACT, FY 2018

Basic Salary	6

Total Permanent Positions	6

Total Personnel Services	6

Total Current Operating Expenditures	6

TOTAL NEW APPROPRIATIONS	6

H. NATIONAL TAX RESEARCH CENTER

For general administration and support, and operations, as indicated hereunder	P 57,433,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	13,628,000	P	6,071,000	P		P	19,699,000
Operations		28,557,000		8,152,000		1,025,000		37,734,000

NATIONAL TAX ADVISORY PROGRAM		28,557,000		8,152,000		1,025,000		37,734,000

TOTAL NEW APPROPRIATIONS	P	42,185,000	P	14,223,000	P	1,025,000	P	57,433,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	P 13,628,000	P 6,071,000	P	P19,699,000

Sub-total, General Administration and Support	13,628,000	6,071,000		19,699,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	921
DEPARTMENT OF FINANCE

Operations
Philippine Tax System Improved	28,557,000	8,152,000	1,025,000	37,734,000

NATIONAL TAX ADVISORY PROGRAM	28,557,000	8,152,000	1,025,000	37,734,000

Tax System and Tax Policy Structure Studies and Surveys	28,557,000	8,025,000	1,025,000	37,607,000
Evaluation of Tax Subsidy Requests from Government-Owned and Controlled Corporations (GOCCs)		127,000		127,000

Sub-total, Operations	28,557,000	8,152,000	1,025,000	37,734,000

TOTAL NEW APPROPRIATIONS	P 42,185,000	P 14,223,000	P 1,025,000	P 57,433,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary				31,971

Total Permanent Positions				31,971

Other Compensation Common to All
Personnel Economic Relief Allowance				1,944
Representation Allowance				570
Transportation Allowance				570
Clothing and Uniform Allowance				405
Mid-Year Bonus - Civilian				2,664
Year End Bonus				2,664
Cash Gift				405
Step Increment				80
Productivity Enhancement Incentive				405

Total Other Compensation Common to All				9,707

Other Compensation for Specific Groups
Magna Carta for Public Social Workers				23
Laundry Allowance				2

Total Other Compensation for Specific Groups				25

Other Benefits
PAG-IBIG Contributions				98
PhilHealth Contributions				286

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Employees Compensation Insurance Premiums	98

Total Other Benefits	482

Total Personnel Services	42,185

Maintenance and Other Operating Expenses
Travelling Expenses	368
Training and Scholarship Expenses	863
Supplies and Materials Expenses	1,773
Utility Expenses	3,100
Communication Expenses	800
Confidential, Intelligence and Extraordinary Expenses	118
Extraordinary and Miscellaneous Expenses
Professional Services	504
General Services	450
Repairs and Maintenance	339
Taxes, Insurance Premiums and Other Fees	100
Other Maintenance and Operating Expenses
Printing and Publication Expenses	200
Representation Expenses	88
Rent/Lease Expenses	5,460
Membership Dues and Contributions to Organizations	20
Subscription Expenses	40

Total Maintenance and Other Operating Expenses	14,223

Total Current Operating Expenditures	56,408

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,025

Total Capital Outlays	1,025

TOTAL NEW APPROPRIATIONS	57,433

I. PRIVATIZATION AND MANAGEMENT OFFICE

For general administration and support, and operations, as indicated hereunder	P 76,010,000

New Appropriations, by Program

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P 28,646,000	P 16,142,000	P 325,000	P 45,113,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	923
DEPARTMENT OF FINANCE

Operations		30,897,000						30,897,000

PRIVATIZATION OF GOVERNMENT ASSETS PROGRAM		30,897,000						30,897,000

TOTAL NEW APPROPRIATIONS	P	59,543,000	P	16,142,000	P	325,000	P	76,010,000

Special Provision(s)

1. Revolving Fund for the Conservation and Disposition of Assets. The revolving fund shall be used for selling expenses incurred by the Privatization and Management Office (PMO) in the conservation and disposition of assets, including fees of financial advisers, constituted from:

(a) Commissions, due diligence fees and sale of bidding documents;

(b) Not more than ten percent(10%) of the proceeds from the disposition of GOCCs, assets and idle properties, as approved by the Privatization Council in accordance with Proclamation No. 50 dated December 15, 1986 and E.O. No. 323, s. 2000; and

(c) Not more than ten percent (10%) of the proceeds realized from the disposition of properties of abolished government corporations and former enemy-owned entities of the Board of Liquidators beginning FY 2007 and succeeding years in accordance with E.O. No. 471, s. 2005: PROVIDED, That ninety percent (90%) of said proceeds shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292 and Section 65 of P.D. No. 1445.

In no case shall the revolving fund be used for any other purpose.

Disbursements or expenditures by the PMO in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292 and to appropriate criminal action under existing penal laws.

The PMO shall submit its quarterly reports on income and expenditure with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on PMO website for a period of three (3) years. The Chief of PMO shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	P	28,646,000	P	16,142,000	P	325,000	P	45,113,000

Sub-total, General Administration and Support		28,646,000		16,142,000		325,000		45,113,000

Operations
Effective management and disposition of transferred assets and other government properties		30,897,000						30,897,000

PRIVATIZATION OF GOVERNMENT ASSETS PROGRAM		30,897,000						30,897,000

Conservation, Sale/Disposition of Assets and Other Properties		30,897,000						30,897,000

Sub-total, Operations		30,897,000						30,897,000

TOTAL NEW APPROPRIATIONS	P	59,543,000	P	16,142,000	P	325,000	P	76,010,000

924	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Non-Permanent Positions	59,543

Total Personnel Services	59,543

Maintenance and Other Operating Expenses
Travelling Expenses	300
Training and Scholarship Expenses	800
Supplies and Materials Expenses	2,363
Utility Expenses	1,360
Communication Expenses	1,316
Confidential, Intelligence and Extraordinary Expenses	1,505
Extraordinary and Miscellaneous Expenses
Professional Services	840
General Services	5,682
Repairs and Maintenance	600
Taxes, Insurance Premiums and Other Fees	120
Other Maintenance and Operating Expenses
Advertising Expenses	200
Representation Expenses	206
Rent/Lease Expenses	800
Membership Dues and Contributions to Organizations	50

Total Maintenance and Other Operating Expenses	16,142

Total Current Operating Expenditures	75,685

Capital Outlays
Property, Plant and Equipment Outlay Machinery and Equipment Outlay	325

Total Capital Outlays	325

TOTAL NEW APPROPRIATIONS	76,010

J. SECURITIES AND EXCHANGE COMMISSION

For general administration and support, support to operations, and operations, as indicated hereunder	P	629,874,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	925
DEPARTMENT OF FINANCE

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P 128,649,000	P 187,620,000		P 316,269,000
Support to Operations	13,424,000	29,597,000		43,021,000
Operations	202,587,000	67,997,000		270,584,000

CORPORATE AND CAPITAL MARKET DEVELOPMENT PROGRAM		36,443,000		36,443,000
CORPORATE AND CAPITAL MARKET REGULATORY PROGRAM	202,587,000	31,554,000		234,141,000

TOTAL NEW APPROPRIATIONS	P 344,660,000	P 285,214,000		P 629,874,000

Special Provision(s)

1. Registration and Filing Fees. In addition to the amounts appropriated herein, the amount of One Hundred Million Pesos (P100,000,000) sourced from registration and filing fees collected by the Securities and Exchange Commission (SEC) shall be used to augment its MODE and Capital Outlay requirements in accordance with Section 75 of R.A. No. 8799.

Disbursements or expenditures by the SEC is violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292 and to appropriate criminal action under existing penal laws.

The SEC shall submit its quarterly reports on financial and physical accomplishments with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on SEC website for a period of three (3) years. The Chairperson of SEC shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Submission of Annual Operating Budget for Retained Income and Audited Financial Statement. The SEC shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current fiscal year covering its retained income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year.

3. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	P 128,267,000	P 187,620,000		P 315,887,000
Administration of Personnel Benefits	382,000			382,000

Sub-total, General Administration and Support	128,649,000	187,620,000		316,269,000

Support to Operations
Development, maintenance and administration of information systems, databases and website	13,424,000	21,285,000		34,709,000

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Conduct of public seminars and related activities for investment-promotion and investor protection				6,469,000		6,469,000
Planning and research services				1,843,000		1,843,000

Sub-total, Support to Operations		13,424,000		29,597,000		43,021,000

Operations
Corporate and Capital Market Infrastructure strengthened		202,587,000		67,997,000		270,584,000

CORPORATE AND CAPITAL MARKET DEVELOPMENT PROGRAM				36,443,000		36,443,000

Formulation of policies, plans and programs for capital market				34,443,000		34,443,000
Provision of technical assistance and inter-agency activities				1,463,000		1,463,000
Rendering of opinions and interpretative issuances				537,000		537,000
CORPORATE AND CAPITAL MARKET REGULATORY PROGRAM		202,587,000		31,554,000		234,141,000

Registration/licensing of corporations, capital market participants, securities and investment instruments		153,084,000		24,000,000		177,084,000
Conduct of audits, inspection, verification and/or examination of operations/activities, including the corporate reports, financial records, and disclosures by regulated entities				1,883,000		1,883,000
Imposition of enforcement actions against errant entities subjected to compliance-monitoring and investigative activities		49,503,000		5,671,000		55,174,000

Sub-total, Operations		202,587,000		67,997,000		270,584,000

TOTAL NEW APPROPRIATIONS	P	344,660,000	P	285,214,000	P	629,874,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	266,574

DECEMBER 29, 2017	OFFICIAL GAZETTE	927
DEPARTMENT OF FINANCE

Total Permanent Positions	266,574

Other Compensation Common to All
Personnel Economic Relief Allowance	10,152
Representation Allowance	3,390
Transportation Allowance	9,246
Clothing and Uniform Allowance	2,115
Year End Bonus	22,214
Cash Gift	2,115
Productivity Enhancement Incentive	2,115

Total Other Compensation Common to All	51,347

Other Compensation for Specific Groups
Provident/Welfare Fund Contributions	13,329
Other Personnel Benefits	10,152

Total Other Compensation for Specific Groups	23,481

Other Benefits
PAG-IBIG Contributions	508
PhilHealth Contributions	1,860
Employees Compensation Insurance Premiums	508
Terminal Leave	382

Total Other Benefits	3,258

Total Personnel Services	344,660

Maintenance and Other Operating Expenses
Travelling Expenses	3,999
Training and Scholarship Expenses	5,208
Supplies and Materials Expenses	15,066
Utility Expenses	26,550
Communication Expenses	13,661
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,215
Professional Services	23,808
General Services	30,908
Repairs and Maintenance	19,780
Taxes, Insurance Premiums and Other Fees	2,646
Other Maintenance and Operating Expenses
Advertising Expenses	4,788
Printing and Publication Expenses	141
Representation Expenses	24
Rent/Lease Expenses	130,545
Membership Dues and Contributions to Organizations	820
Subscription Expenses	872
Other Maintenance and Operating Expenses	2,183

Total Maintenance and Other Operating Expenses	285,214

Total Current Operating Expenditures	629,874

TOTAL NEW APPROPRIATIONS	629,874

928	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

GENERAL SUMMARY

DEPARTMENT OF FINANCE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	P	301,715,000	P	400,624,000		P	P	529,109,000	P	1,231,448,000
B. BUREAU OF CUSTOMS		1,334,107,000		882,641,000				2,382,109,000		4,598,857,000
C. BUREAU OF INTERNAL REVENUE		4,392,807,000		3,357,952,000		122,197,000		168,248,000		8,041,204,000
D. BUREAU OF LOCAL GOVERNMENT FINANCE		171,149,000		100,026,000				33,950,000		305,125,000
E. BUREAU OF THE TREASURY		498,054,000		399,147,000		700,000,000		2,761,753,000		4,358,954,000
F. CENTRAL BOARD OF ASSESSMENT APPEALS		15,659,000		2,619,000				355,000		18,633,000
G. INSURANCE COMMISSION		6,000								6,000
H. NATIONAL TAX RESEARCH CENTER		42,185,000		14,223,000				1,025,000		57,433,000
I. PRIVATIZATION AND MANAGEMENT OFFICE		59,543,000		16,142,000				325,000		76,010,000
J. SECURITIES AND EXCHANGE COMMISSION		344,660,000		285,214,000						629,874,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF FINANCE	P	7,159,885,000	P	5,458,588,000	P	822,197,000	P	5,876,874,000	P	19,317,544,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	929
DEPARTMENT OF FOREIGN AFFAIRS

XII. DEPARTMENT OF FOREIGN AFFAIRS

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P 20,215,012,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	683,130,000	P	1,000,662,000	P	3,213,000	P	1,349,064,000	P	3,036,069,000
Support to Operations		83,736,000		17,387,000				564,305,000		665,428,000
Operations		6,648,028,000		9,570,386,000		18,668,000		276,433,000		16,513,515,000

DIPLOMACY PROGRAM		4,743,239,000		4,155,308,000		12,545,000		50,580,000		8,961,672,000
CONSULAR /ATM PROGRAM		1,904,789,000		5,415,078,000		6,123,000		225,853,000		7,551,843,000

TOTAL NEW APPROPRIATIONS	P	7,414,894,000	P	10,588,435,000	P	21,881,000	P	2,189,802,000	P	20,215,012,000

Special Provision(s)

1. DFA Working Fund. All income collected in foreign service posts, including rental income and proceeds from sale of used motor vehicles shall be recorded as income of the General Fund. All the amounts collected in foreign currency may be retained by foreign service posts as working fund, except for honorary consulates which may only retain not more than fifty percent (50%) of such collections in foreign currency for reimbursement of their administrative expenses. Unutilized cash for which the original intended purpose no longer exists may be used by Foreign Service Posts (FSPs) as working funds. For this purpose, the total amount of unutilized cash and Cash Disbursement Ceiling (CDC) income retained and the allotments released for foreign service posts shall not exceed the appropriations authorized for the purpose.

These funds shall be separate and distinct from the CDC issued by DBM to utilize income collected/retained by the foreign service posts for their operating requirements.

The use of unutilized cash by FSPs shall be subject to the guidelines to be issued by the Bureau of Treasury.

The DFA shall submit its quarterly reports on the utilization of funds with electronic signature to the DBM, through the unified reporting system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on DFA website for a period of three (3) years. The Secretary of Foreign Affairs shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

(CONDITIONAL IMPLEMENTATION- President’s Veto Message, December 19, 2017, Volume I-B, page 651, R.A. No. 10964)

2. Passport Revolving Fund. The revolving fund constituted from the fees collected for the processing and issuance of passports requiring special consideration, waiver or issuance beyond regular office hours shall be used to improve the passporting and consular services of the DFA in accordance with R.A. No. 8239 and augment the requirements for the purchase of passport booklets. In no case shall said fund be used for the payment of travel and transportation allowances.

Disbursements or expenditures by DFA in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987 and to appropriate criminal action under existing penal laws.

930	OFFICIAL GAZETTE	VOL. 113, NO. 1
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The DFA shall submit its quarterly reports on income and expenditure of this fund with electronic signature to the DBM, through the unified reporting system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on DFA website for a period of three (3) years. The Secretary of Foreign Affairs shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

3. Building Fund. The amount of One Billion Three Hundred Twenty Three Million Sixty Four Thousand Pesos (P1,323,064,000) appropriated herein for the Building Fund shall be used for the:

(a) acquisition of new properties abroad and in the Philippines for chanceries and residences, as well as office space for consular offices through direct purchase or lease-purchase agreements;

(b) renovation of deteriorating government-owned consular offices and chanceries and residences of the Philippine Foreign Service;

(c) purchase of furniture, fixtures and equipment for chanceries, residences and consular offices; and

(d) long-term leases of chanceries, residences, and consular offices, when the cost of long-term lease is frontloaded as lump sum payment.

The DFA shall consider all previously committed undertakings and the available balance of the Building Fund in the programming for the current year and give preference to the acquisition of properties abroad and renovation of government-owned properties.

The DFA shall submit its quarterly reports on financial and physical accomplishments with electronic signature to the DBM, through the unified reporting system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on DFA website for a period of three (3) years. The Secretary of Foreign Affairs shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

(CONDITIONAL IMPLEMENTATION- President’s Veto Message, December 19, 2017, Volume I-B, page 651, R.A. No. 10964)

4. Implementation of Electronic Passport. The amount of Three Billion One Hundred Twelve Million One Hundred Twenty Eight Thousand Pesos (P3,112,128,000) appropriated herein for the implementation of electronic passport (e-passport) shall be used for the purchase of passport booklets and cost of personalization. Any deficiency for the implementation of e-passport may be augmented by the Passport Revolving Fund.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

5. Insurance Proceeds. Notwithstanding any provision of law to the contrary, the Secretary of Foreign Affairs is authorized to retain and use insurance proceeds covering properties in foreign posts for the replacement and/or restoration thereof.

The DFA shall submit its quarterly reports on the list and amount of insurance claims and utilization of funds with electronic signature to the DBM, through the unified reporting system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on DFA website for a period of three (3) years. The Secretary of Foreign Affairs shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

6. Requirements of Agency Attaches or Representatives. Diplomatic missions and consular offices shall furnish adequate office space, supplies and materials to duly accredited attaches or representatives of government agencies assigned thereto. The agencies concerned may contribute to the cost expended by the DFA which shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292.

7. Benefits for Alien and/or Local-Hire Employees. The appropriations authorized for the hiring of alien and/or local-hire employees may be used for payment of gratuity or separation pay to the said employees in the foreign service in accordance with local laws. This may include terminal leave and employer’s share in social security or workmen’s compensation, customary in the diplomatic or consular jurisdiction. _

8. Overseas Absentee Voting. The amount of Forty Three Million Four Hundred Fourteen Thousand Pesos (P43,414,000) appropriated herein for the Overseas Absentee Voting Act shall be used for the implementation of R.A. No. 9189, including the conduct of continuing registration, information campaign and development, and maintenance of databases. In no case shall said amount be used for the creation of new positions or the purchase of motor vehicles.

9. Contributions to International Organizations and Hosting of Regional or International Conferences. The amounts of Two Billion Two Hundred Fifty Three Million One Hundred Fifteen Thousand Pesos (P2,253,115,000) and Thirty Six Million Two Hundred Ten Thousand Pesos (P36,210,000) appropriated herein shall be used for contributions to international organizations and hosting of regional or international conferences, respectively, that has been reviewed by the DFA and the International Commitments Fund Panel, including those lodged under the respective budgets of the different host agencies, and approved by the President of the Philippines in accordance with M.C. No. 194 dated June 11, 2010.

10. Rentals of Philippine Chanceries, Consular Offices or Official Residences. The DFA is authorized to pay advance rentals of chanceries, consular offices, and official residences abroad, covering a lease period not exceeding five (5) years and to make minor renovations in the said properties to make them suitable for the Department’s use as the circumstances and the practice of the foreign country may require: PROVIDED, That lease-purchase agreements not exceeding the annual rental appropriations at the time of signing of the agreement shall no longer require the issuance of a multi-year obligational authority required under Section 28 of the General Provisions in this Act.

(CONDITIONAL IMPLEMENTATION- President’s Veto Message, December 19, 2017, Volume I-B, page 651, R.A. No. 10964)

DECEMBER 29, 2017	OFFICIAL GAZETTE	931
DEPARTMENT OF FOREIGN AFFAIRS

Where furnished government-owned or leased quarters are available, no living quarters allowance shall be paid to persons occupying such quarters: PROVIDED, That the cost of utilities, maintenance and minor alterations and repair including costs of furniture, fixtures and household equipment and appliances, if necessary, shall be charged out of appropriations for living quarters allowance.

11. Long-Term Lease of Motor Vehicle. Foreign Service Posts (FSPs) are authorized to lease motor vehicles for a period not to exceed one (1) year, with option to renew thereafter if the lease proves to be economically advantageous to the government. However, when acquisition of motor vehicle is preferable and more advantageous to the government, the same shall be included under the DFA’s Car Reflecting Program.

12. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support

General management and supervision	P 551,877,000	P 1,000,662,000	P3,213,000	P 1,349,064,000	P 2,904,816,000

National Capital Region (NCR)	551,877,000	1,000,662,000	3,213,000	1,349,064,000	2,904,816,000

Home Office	551,877,000	1,000,662,000	3,213,000	1,349,064,000	2,904,816,000
Administration of Personnel Benefits	131,253,000				131,253,000

National Capital Region (NCR)	131,253,000				131,253,000

Home Office	131,253,000				131,253,000

Sub-total, General Administration and Support	683,130,000	1,000,662,000	3,213,000	1,349,064,000	3,036,069,000

Support to Operations
Legal services	42,204,000	5,106,000			47,310,000

National Capital Region (NCR)	42,204,000	5,106,000			47,310,000

Home Office	42,204,000	5,106,000			47,310,000
Coordination, integration, planning and monitoring of foreign policy	41,532,000	12,281,000			53,813,000

National Capital Region (NCR)	41,532,000	12,281,000			53,813,000

Home Office	41,532,000	12,281,000			53,813,000

932	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Project(s)
Locally-Funded Project(s)				564,305,000	564,305,000

Retrofitting of DFA Main Building				564,305,000	564,305,000

National Capital Region (NCR)				564,305,000	564,305,000

Home Office				564,305,000	564,305,000

Sub-total, Support to Operations	83,736,000	17,387,000		564,305,000	665,428,000

Operations
Foreign relations strengthened to promote national development and international cooperation	4,743,239,000	4,155,308,000	12,545,000	50,580,000	8,961,672,000

DIPLOMACY PROGRAM	4,743,239,000	4,155,308,000	12,545,000	50,580,000	8,961,672,000

Formulation, coordination and supervision of foreign policy	193,087,000	2,544,776,000		4,917,000	2,742,780,000

National Capital Region (NCR)	193,087,000	2,544,776,000		4,917,000	2,742,780,000

Damascus, Syria	1,676,000				1,676,000
Geneva, Switzerland - WTO	658,000				658,000
Home Office	190,753,000	2,544,776,000		4,917,000	2,740,446,000
Conduct of bilateral and multilateral relations in accordance with foreign policy directives	4,550,152,000	1,610,532,000	12,545,000	45,663,000	6,218,892,000

National Capital Region (NCR)	4,550,152,000	1,610,532,000	12,545,000	45,663,000	6,218,892,000

Abu Dhabi, United Arab Emirates (UAE)	107,576,000	20,380,000	147,000		128,103,000
Abuja, Nigeria	43,941,000	18,555,000	5,000		62,501,000
Agana, Guam, United States of America (USA)		17,021,000			17,021,000
Amman, Jordan	79,534,000	19,764,000	29,000		99,327,000
Ankara, Turkey	56,381,000	19,158,000	54,000		75,593,000
ASEAN, Jakarta, Indonesia	42,294,000	24,617,000	73,000		66,984,000
Athens, Greece	70,599,000	15,310,000	21,000		85,930,000
Baghdad, Iraq	42,567,000	12,784,000	135,000		55,486,000
Bandar Seri Begawan, Brunei Darussalam	62,680,000	10,290,000	208,000		73,178,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	933
DEPARTMENT OF FOREIGN AFFAIRS

Bangkok, Thailand	78,316,000	15,529,000	122,000		93,967,000
Beijing, People’s Republic of China	117,191,000	44,017,000	129,000		161,337,000
Beirut, Lebanon	64,156,000	13,739,000	13,000		77,908,000
Berlin, Germany	91,594,000	35,034,000	261,000	3,750,000	130,639,000
Berne, Switzerland	55,667,000	17,854,000	122,000		73,643,000
Brasilia, Brazil	46,163,000	17,204,000	531,000		63,898,000
Brussels, Belgium	79,694,000	24,861,000	109,000		104,664,000
Budapest, Hungary	39,311,000	10,992,000	508,000		50,811,000
Buenos Aires, Argentina	35,558,000	11,267,000	355,000		47,180,000
Cairo, Arab Republic of Egypt	57,337,000	9,489,000	36,000		66,862,000
Calgary, Alberta, Canada		1,925,000		4,100,000	6,025,000
Canberra, Australia	72,960,000	25,623,000	212,000	4,000,000	102,795,000
Chicago, Illinois, USA		19,654,000			19,654,000
Chongqing, China	1,198,000	2,942,000			4,140,000
Copenhagen, Denmark		32,723,000		11,838,000	44,561,000
Damascus, Syria	40,879,000	21,582,000	50,000		62,511,000
Dhaka, Bangladesh	36,458,000	10,540,000	5,000		47,003,000
Dili, Timor-Leste	24,333,000	11,780,000	2,000		36,115,000
Doha, Qatar	92,120,000	12,579,000	25,000		104,724,000
Dubai, UAE	2,896,000	17,657,000			20,553,000
Geneva, Switzerland	88,214,000	27,980,000	22,000		116,216,000
Geneva, Switzerland - WTO	39,303,000	28,500,000	17,000		67,820,000
Guangzhou, People’s Republic of China		10,792,000			10,792,000
Hanoi, Vietnam	42,764,000	12,373,000	127,000		55,264,000
Home Office	2,031,000				2,031,000
Hongkong Special Administrative Region, People’s Republic of China		25,607,000		5,500,000	31,107,000
Honolulu, Hawaii, USA		13,524,000			13,524,000
Islamabad, Pakistan	51,486,000	14,395,000			65,881,000
Jakarta, Indonesia	70,636,000	19,003,000	57,000	1,925,000	91,621,000

934	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Jeddah, Kingdom of Saudi Arabia		15,960,000		3,800,000	19,760,000
Kuala Lumpur, Malaysia	109,527,000	29,017,000	50,000		138,594,000
Kuwait	102,895,000	18,629,000	85,000		121,609,000
Lisbon, Portugal	38,722,000	13,038,000	132,000		51,892,000
London, United Kingdom	149,712,000	30,401,000	846,000		180,959,000
Los Angeles, California, USA		25,979,000			25,979,000
Macau, China		7,952,000			7,952,000
Madrid, Spain	83,367,000	23,212,000	613,000		107,192,000
Manado, Celebes, Indonesia		5,816,000			5,816,000
Manama, Bahrain	67,575,000	15,248,000	21,000		82,844,000
Mexico City, Mexico	54,966,000	16,865,000	140,000		71,971,000
Milan, Italy	4,994,000	12,175,000			17,169,000
Moscow, Russia	79,315,000	42,854,000	163,000		122,332,000
Muscat, Oman	56,843,000	9,951,000	87,000		66,881,000
Nairobi, Kenya	48,219,000	20,134,000	43,000		68,396,000
New Delhi, India	55,305,000	13,983,000	25,000		69,313,000
New York City, New York, USA	128,397,000	42,402,000	170,000		170,969,000
New York City, New York, USA		29,761,000			29,761,000
Osaka, Japan		12,357,000		4,250,000	16,607,000
Oslo, Norway	71,297,000	31,854,000	307,000		103,458,000
Ottawa, Canada	67,815,000	27,482,000	132,000		95,429,000
Paris, France	86,841,000	22,692,000	340,000		109,873,000
Phnom Penh, Cambodia	29,656,000	9,449,000	58,000	2,500,000	41,663,000
Port Moresby, Papua New Guinea	31,477,000	6,672,000	791,000		38,940,000
Prague, Czech Republic	34,883,000	8,181,000	32,000		43,096,000
Pretoria, South Africa	39,818,000	15,927,000	850,000		56,595,000
Riyadh, Saudi Arabia	168,479,000	26,567,000	106,000		195,152,000
Rome, Italy	102,364,000	14,392,000	120,000		116,876,000
San Francisco, California, USA		24,405,000			24,405,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	935
DEPARTMENT OF FOREIGN AFFAIRS

Santiago, Chile	36,290,000	9,099,000	33,000		45,422,000
Seoul, South Korea	97,176,000	13,575,000	15,000		110,766,000
Shanghai, People’s Republic of China		24,288,000			24,288,000
Singapore	138,086,000	27,850,000	846,000		166,782,000
Sydney, Australia		8,057,000			8,057,000
Tehran, Iran	45,786,000	11,576,000	4,000		57,366,000
Tel-Aviv, Israel	92,170,000	32,145,000	889,000	4,000,000	129,204,000
The Hague, Netherlands	85,505,000	14,579,000	151,000		100,235,000
Tokyo, Japan	198,349,000	24,193,000	153,000		222,695,000
Toronto, Canada		20,124,000			20,124,000
Tripoli, Libya	34,282,000	14,102,000	209,000		48,593,000
Vancouver, B.C., Canada		12,635,000			12,635,000
Vatican (Holy See)	39,358,000	13,839,000	150,000		53,347,000
Vienna, Austria	95,010,000	21,752,000	618,000		117,380,000
Vientianne, Laos	43,191,000	10,801,000	126,000		54,118,000
Marsaw, Poland	50,891,000	16,782,000	329,000		68,002,000
Washington, D.C., USA	142,730,000	48,391,000	432,000		191,553,000
Wellington, New Zealand	50,303,000	16,209,000	43,000		66,555,000
Xiamen, People’s Republic of China	4,473,000	8,945,000			13,418,000
Yangon, Myanmaar	48,248,000	21,191,000	61,000		69,500,000
Overseas Filipinos protected and engaged, and consular services improved	1,904,789,000	5,415,078,000	6,123,000	225,853,000	7,551,843,000

CONSULAR/ATN PROGRAM	1,904,789,000	5,415,078,000	6,123,000	225,853,000	7,551,843,000

Provision of consular services including issuance of passports, visas and other consular documents	1,904,789,000	4,157,408,000	6,123,000	225,853,000	6,294,173,000

National Capital Region (NCR)	1,904,789,000	4,157,408,000	6,123,000	225,853,000	6,294,173,000

Abu Dhabi, United Arab Emirates (UAE)		3,267,000			3,267,000
Abuja, Nigeria		5,066,000			5,066,000

936	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Agana, Guam, United States of America (USA)	75,100,000	14,266,000	59,000		89,425,000
Al Khobar, Saudi Arabia		34,000,000		46,000,000	80,000,000
Amman, Jordan		3,954,000			3,954,000
Ankara, Turkey		3,024,000			3,024,000
Athens, Greece		5,636,000			5,636,000
Baghdad, Iraq		3,035,000			3,035,000
Bandar Seri Begawan, Brunei Darussalam		4,668,000			4,668,000
Bangkok, Thailand		3,762,000			3,762,000
Beijing, People’s Republic of China		7,341,000			7,341,000
Beirut, Lebanon		7,552,000			7,552,000
Berlin, Germany		9,140,000			9,140,000
Berne, Switzerland		2,810,000			2,810,000
Brasilia, Brazil		1,690,000			1,690,000
Brussels, Belgium		5,139,000			5,139,000
Budapest, Hungary		2,443,000			2,443,000
Buenos Aires, Argentina		4,653,000			4,653,000
Cairo, Arab Republic of Egypt		3,334,000			3,334,000
Calgary, Alberta, Canada		7,659,000	345,000		8,004,000
Canberra, Australia		5,182,000			5,182,000
Chicago, Illinois, USA	79,503,000	5,081,000	342,000		84,926,000
Chongqing, China	24,710,000	11,768,000	25,000		36,503,000
Damascus, Syria	673,000	6,353,000			7,026,000
Dhaka, Bangladesh		3,622,000			3,622,000
Dili, Timor-Leste		4,135,000			4,135,000
Doha, Qatar		5,294,000			5,294,000
Dubai, UAE	126,775,000	13,869,000	169,000		140,813,000
Frankfurt, Germany		40,000,000		40,000,000	80,000,000
Geneva, Switzerland		520,000			520,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	937
DEPARTMENT OF FOREIGN AFFAIRS

Guangzhou, People’s Republic of China	65,614,000	7,569,000	195,000		73,378,000
Hanoi, Vietnam		1,059,000			1,059,000
Home Office	236,362,000	3,468,215,000	536,000	133,650,000	3,838,763,000
Hongkong Special Administrative Region, People’s Republic of China	147,300,000	12,782,000	348,000		160,430,000
Honolulu, Hawaii, USA	72,068,000	15,748,000	148,000		87,964,000
Houston, Texas, USA		31,131,000		6,203,000	37,334,000
Islamabad, Pakistan		3,225,000			3,225,000
Jakarta, Indonesia	505,000	2,841,000			3,346,000
Jeddah, Kingdom of Saudi Arabia	131,109,000	21,449,000	122,000		152,680,000
Kuala Lumpur, Malaysia		6,634,000			6,634,000
Kuwait		4,276,000			4,276,000
Lisbon, Portugal	365,000	3,157,000			3,522,000
London, United Kingdom		12,179,000			12,179,000
Los Angeles, California, USA	139,189,000	25,904,000	962,000		166,055,000
Macau, China	46,530,000	10,119,000	25,000		56,674,000
Madrid, Spain		4,648,000			4,648,000
Manado, Celebes, Indonesia	27,324,000	7,001,000	69,000		34,394,000
Manama, Bahrain		1,995,000			1,995,000
Mexico City, Mexico		2,950,000			2,950,000
Milan, Italy	67,837,000	11,760,000	292,000		79,889,000
Moscow, Russia		7,146,000			7,146,000
Muscat, Oman		6,514,000			6,514,000
Nairobi, Kenya		5,095,000			5,095,000
New Delhi, India		3,820,000			3,820,000
New York City, New York, USA	510,000				510,000
New York City, New York, USA	120,208,000	19,139,000	191,000		139,538,000
Osaka, Japan	85,756,000	16,245,000	170,000		102,171,000
Oslo, Norway	2,409,000	869,000			3,278,000
Ottawa, Canada		7,287,000			7,287,000

938	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Paris, France		2,032,000		2,032,000
Phnom Penh, Cambodia	8,279,000	1,877,000		10,156,000
Port Moresby, Papua New Guinea		3,538,000		3,538,000
Prague, Czech Republic		3,935,000		3,935,000
Pretoria, South Africa		2,200,000		2,200,000
Riyadh, Saudi Arabia		29,084,000		29,084,000
Rome, Italy		6,841,000		6,841,000
San Francisco, California, USA	121,079,000	20,453,000	1,271,000	142,803,000
Santiago, Chile		2,233,000		2,233,000
Seoul, South Korea		3,707,000		3,707,000
Shanghai, People’s Republic of China	67,603,000	15,460,000	85,000	83,148,000
Singapore		13,408,000		13,408,000
Sydney, Australia	64,270,000	8,356,000	7,000	72,633,000
Tehran, Iran		1,491,000		1,491,000
Tel-Aviv, Israel		3,245,000		3,245,000
The Hague, Netherlands		695,000		695,000
Tokyo, Japan		10,807,000		10,807,000
Toronto, Canada	74,873,000	17,452,000	384,000	92,709,000
Tripoli, Libya		6,243,000		6,243,000
Vancouver, B.C., Canada	70,807,000	11,681,000	304,000	82,792,000
Vatican (Holy See)		4,858,000		4,858,000
Vienna, Austria		5,935,000		5,935,000
Vientianne, Laos		312,000		312,000
Warsaw, Poland	706,000	4,578,000		5,284,000
Washington, D.C., USA		11,022,000		11,022,000
Wellington, New Zealand		3,928,000		3,928,000
Xiamen, People’s Republic of China	47,325,000	8,256,000	74,000	55,655,000
Yangon, Myanmaar		4,761,000		4,761,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	939
DEPARTMENT OF FOREIGN AFFAIRS

Protection of the rights promotion of welfare of overseas Filipinos				1,257,670,000						1,257,670,000

National Capital Region (NCR)				1,257,670,000						1,257,670,000

Home Office				1,257,670,000						1,257,670,000

Sub-total, Operations		6,648,028,000		9,570,386,000		18,668,000		276,433,000		16,513,515,000

TOTAL NEW APPROPRIATIONS	P	7,414,894,000	P	10,588,435,000	P	21,881,000	P	2,189,802,000	P	20,215,012,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,155,691

Total Permanent Positions	1,155,691

Other Compensation Common to All
Personnel Economic Relief Allowance	31,872
Representation Allowance	14,082
Transportation Allowance	13,590
Clothing and Uniform Allowance	6,640
Mid-Year Bonus - Civilian	96,308
Year End Bonus	96,308
Cash Gift	10,545
Step Increment	2,888
Productivity Enhancement Incentive	10,545

Total Other Compensation Common to All	282,778

Other Compensation for Specific Groups
Lump-sum for Personnel Services	150,048
Overseas Allowance	4,973,721

Total Other Compensation for Specific Groups	5,123,769

Other Benefits
PAG-IBIG Contributions	2,527
PhilHealth Contributions	7,584
Employees Compensation Insurance Premiums	2,527
Retirement Gratuity	31,346

940	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Terminal Leave	99,907

Total Other Benefits	143,891

Non-Permanent Positions	708,765

Total Personnel Services	7,414,894

Maintenance and Other Operating Expenses
Travelling Expenses	761,841
Training and Scholarship Expenses	155,585
Supplies and Materials Expenses	3,457,155
Utility Expenses	210,333
Communication Expenses	252,830
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	50,000
Extraordinary and Miscellaneous Expenses	2,887
Professional Services	443,217
General Services	406,067
Repairs and Maintenance	171,825
Financial Assistance/Subsidy	1,000,000
Taxes, Insurance Premiums and Other Fees	83,782
Other Maintenance and Operating Expenses
Advertising Expenses	12,076
Printing and Publication Expenses	24,883
Representation Expenses	367,949
Transportation and Delivery Expenses	19,301
Rent/Lease Expenses	883,119
Membership Dues and Contributions to Organizations	2,253,115
Subscription Expenses	26,410
Donations	5,060
Other Maintenance and Other Operating Expenses	1,000

Total Maintenance and Other Operating Expenses	10,588,435

Financial Expenses
Bank Charges	19,139
Other Financial Charges	2,742

Total Financial Expenses	21,881

Total Current Operating Expenditures	18,025,210

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	656,250
Buildings and Other Structures	1,231,119
Machinery and Equipment Outlay	220,130
Transportation Equipment Outlay	33,825
Furniture, Fixtures and Books Outlay	48,478

Total Capital Outlays	2,189,802

TOTAL NEW APPROPRIATIONS	20,215,012

DECEMBER 29, 2017	OFFICIAL GAZETTE	941
DEPARTMENT OF FOREIGN AFFAIRS

B. FOREIGN SERVICE INSTITUTE

For general administration and support, and operations, as indicated hereunder	P 81,072,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	11,668,000	P	8,701,000	P	1,000	P		P	20,370,000
Operations		35,811,000		24,457,000		2,000		432,000		60,702,000

FOREIGN SERVICE PERSONNEL DEVELOPMENT AND TECHNICAL RESEARCH PROGRAM		35,811,000		24,457,000		2,000		432,000		60,702,000

TOTAL NEW APPROPRIATIONS	P	47,479,000	P	33,158,000	P	3,000	P	432,000	P	81,072,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	P	11,668,000	P	8,701,000	P	1,000	P		P	20,370,000

Sub-total, General Administration and Support		11,668,000		8,701,000		1,000				20,370,000

Operations
Competency of DFA personnel enhanced		35,811,000		24,457,000		2,000		432,000		60,702,000

FOREIGN SERVICE PERSONNEL DEVELOPMENT AND TECHNICAL RESEARCH PROGRAM		35,811,000		24,457,000		2,000		432,000		60,702,000

Formulation, development, conduct of personnel development and technical research and publication and dissemination of studies on Philippine foreign policy		35,811,000		24,457,000		2,000		432,000		60,702,000

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Sub-total, Operations	35,811,000	24,457,000	2,000	432,000	60,702,000

TOTAL NEW APPROPRIATIONS	P 47,479,000	P 33,158,000	P 3,000	P 432,000	P 81,072,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary					32,118

Total Permanent Positions					32,118

Other Compensation Common to All
Personnel Economic Relief Allowance					2,184
Representation Allowance					282
Transportation Allowance					282
Clothing and Uniform Allowance					455
Honoraria					4,266
Mid-Year Bonus - Civilian					2,676
Year End Bonus					2,676
Cash Gift					455
Step Increment					80
Productivity Enhancement Incentive					455

Total Other Compensation Common to All					13,811

Other Compensation for Specific Groups
Other Personnel Benefits					22

Total Other Compensation for Specific Groups					22

Other Benefits
PAG-IBIG Contributions					110
PhilHealth Contributions					327
Employees Compensation Insurance Premiums					110
Loyalty Award - Civilian					5

Total Other Benefits					552

Non-Permanent Positions					976

Total Personnel Services					47,479

Maintenance and Other Operating Expenses
Travelling Expenses					2,233

DECEMBER 29, 2017	OFFICIAL GAZETTE	943
DEPARTMENT OF FOREIGN AFFAIRS

Training and Scholarship Expenses	19,446
Supplies and Materials Expenses	1,642
Utility Expenses	2,500
Communication Expenses	1,184
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	248
Professional Services	1,481
General Services	1,680
Repairs and Maintenance	375
Taxes, Insurance Premiums and Other Fees
Other Maintenance and Operating Expenses	168
Advertising Expenses	24
Printing and Publication Expenses	400
Representation Expenses	188
Rent/Lease Expenses	1,150
Membership Dues and Contributions to Organizations	50
Subscription Expenses	389

Total Maintenance and Other Operating Expenses	33,158

Financial Expenses
Other Financial Charges	3

Total Financial Expenses	3

Total Current Operating Expenditures	80,640

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	145
Furniture, Fixtures and Books Outlay	287

Total Capital Outlays	432

TOTAL NEW APPROPRIATIONS	81,072

C. TECHNICAL COOPERATION COUNCIL OF TIE PHILIPPINES

For general administration and support, and operations, as indicated hereunder					P 4,493,000

New Appropriations, by Program

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total

PROGRAMS
General Administration and Support	P 1,014,000	P 317,000	P 1,000		P 1,332,000
Operations	102,000	3,058,000	1,000		3,161,000

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ECONOMIC AND TECHNICAL SKILLS TRAINING PROGRAM	102,000	3,058,000	1,000		3,161,000

TOTAL NEW APPROPRIATIONS	P 1,116,000	P 3,375,000	P 2,000		P 4,493,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	P 1,014,000	P 317,000	P 1,000		P 1,332,000

Sub-total, General Administration and Support	1,014,000	317,000	1,000		1,332,000

Operations
Foreign technical and economic assistance and cooperation with developing and least developed countries enhanced and advanced	102,000	3,058,000	1,000		3,161,000

ECONOMIC AND TECHNICAL SKILLS TRAINING PROGRAM	102,000	3,058,000	1,000		3,161,000

Coordination and Conduct of Economic and Technical Skills Training Programs and Services for Developing and Least Developed Countries	102,000	3,058,000	1,000		3,161,000

Sub-total, Operations	102,000	3,058,000	1,000		3,161,000

TOTAL NEW APPROPRIATIONS	P 1,116,000	P 3,375,000	P 2,000		P 4,493,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel

DECEMBER 29, 2017	OFFICIAL GAZETTE	945
DEPARTMENT OF FOREIGN AFFAIRS

Permanent Positions
Basic Salary	752

Total Permanent Positions	752

Other Compensation Common to All
Personnel Economic Relief Allowance	72
Clothing and Uniform Allowance	15
Honoraria	102
Mid-Year Bonus - Civilian	63
Year End Bonus	63
Cash Gift	15
Step Increment	2
Productivity Enhancement Incentive	15

Total Other Compensation Common to All	347

Other Benefits
PAG-IBIG Contributions	4
PhilHealth Contributions	9
Employees Compensation Insurance Premiums	4

Total Other Benefits	17

Total Personnel Services	1,116

Maintenance and Other Operating Expenses
Travelling Expenses	1,592
Training and Scholarship Expenses	258
Supplies and Materials Expenses	257
Communication Expenses	36
Professional Services	3
Taxes, Insurance Premiums and Other Fees	31
Other Maintenance and Operating Expenses
Printing and Publication Expenses	15
Representation Expenses	101
Transportation and Delivery Expenses	398
Rent/Lease Expenses	36
Subscription Expenses	10
Donations	638

Total Maintenance and Other Operating Expenses	3,375

Financial Expenses
Bank Charges	2

Total Financial Expenses	2

Total Current Operating Expenditures	4,493

TOTAL NEW APPROPRIATIONS	4,493

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GENERAL APPROPRIATIONS ACT, FY 2018

D. UNESCO NATIONAL COMMISSION OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	P 19,236,000

New Appropriations, by program

		Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P 7,498,000	P 3,708,000			P 11,206,000
Operations		8,030,000			8,030,000

UNESCO PROMOTION, IMPLEMENTATION AND COORDINATION PROGRAM		8,030,000			8,030,000

TOTAL NEW APPROPRIATIONS	P 7,498,000	P 11,738,000			P 19,236,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	P 7,498,000	P 3,708,000			P 11,206,000

Sub-total, General Administration and Support	7,498,000	3,708,000			11,206,000

Operations
Philippine linkage in UNESCO’s programs and activities on education, science and technology, social and human sciences, culture, and communication and information strengthened		8,030,000			8,030,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	947
DEPARTMENT OF FOREIGN AFFAIRS

UNESCO PROMOTION, IMPLEMENTATION AND COORDINATION PROGRAM		8,030,000	8,030,000

Participation in the support for UNESCO program		6,302,000	6,302,000
Operation of the Southeast Asian Center for Lifelong Learning for Sustainable Development		1,728,000	1,728,000

Sub-total, Operations		8,030,000	8,030,000

TOTAL NEW APPROPRIATIONS	P 7,498,000	P 11,738,000	P 19,236,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	4,716

Total Permanent Positions	4,716

Other Compensation Common to All
Personnel Economic Relief Allowance	288
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	60
Honoraria	867
Mid-Year Bonus - Civilian	393
Year End Bonus	393
Cash Gift	60
Step Increment	12
Productivity Enhancement Incentive	60

Total Other Compensation Common to All	2,337

Other Benefits
PAG-IBIG Contributions	14
PhilHealth Contributions	42
Employees Compensation Insurance Premiums	14

Total Other Benefits	70

Non-Permanent Positions	375

Total Personnel Services	7,498

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Maintenance and Other Operating Expenses
Travelling Expenses	3,215
Training and Scholarship Expenses	3,552
Supplies and Materials Expenses	370
Utility Expenses	5
Communication Expenses	488
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	177
Professional Services	1,875
Repairs and Maintenance	70
Taxes, Insurance Premiums and Other Fees	35
Other Maintenance and Operating Expenses
Advertising Expenses	5
Printing and Publication Expenses	600
Representation Expenses	818
Transportation and Delivery Expenses	12
Rent/Lease Expenses	170
Subscription Expenses	170
Other Maintenance and Operating Expenses	176

Total Maintenance and Other Operating Expenses	11,738

Total Current Operating Expenditures	19,236

TOTAL NEW APPROPRIATIONS	19,236

DECEMBER 29, 2017	OFFICIAL GAZETTE	949
DEPARTMENT OF FOREIGN AFFAIRS

GENERAL SUMMARY

DEPARTMENT OF FOREIGN AFFAIRS

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total
A. OFFICE OF THE SECRETARY	P 7,414,894,000	P 10,588,435,000	P 21,881,000	P 2,189,802,000	P 20,215,012,000
B. FOREIGN SERVICE INSTITUTE	47,479,000	33,158,000	3,000	432,000	81,072,000
C. TECHNICAL COOPERATION COUNCIL OF THE PHILIPPINES	1,116,000	3,375,000	2,000		4,493,000
D. UNESCO NATIONAL COMMISSION OF THE PHILIPPINES THE PHILIPPINES	7,498,000	11,738,000			19,236,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF FOREIGN AFFAIRS	P 7,470,987,000	P 10,636,706,000	P 21,886,000	P 2,190,234,000	P 20,319,813,000

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GENERAL APPROPRIATIONS ACT, FY 2018

XIII. DEPARTMENT OF HEALTH

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, as indicated hereunder	P 106,082,096,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	8,450,068,000	P	334,358,000		P	P	8,784,426,000
Support to Operations		1,112,350,000		457,152,000		596,480,000		2,165,982,000
Operations		24,335,875,000		40,105,520,000		30,690,293,000		95,131,688,000

HEALTH POLICY AND STANDARDS DEVELOPMENT PROGRAM		53,948,000		159,927,000				213,875,000
HEALTH SYSTEMS STRENGTHENING PROGRAM		438,247,000		10,533,013,000		30,266,705,000		41,237,965,000
PUBLIC HEALTH PROGRAM		478,245,000		19,115,769,000				19,594,014,000
EPIDEMIOLOGY AND SURVEILLANCE PROGRAM				63,668,000				63,668,000
HEALTH EMERGENCY MANAGEMENT PROGRAM				517,185,000		300,000,000		817,185,000
HEALTH FACILITIES OPERATION PROGRAM		22,757,637,000		4,699,425,000		123,588,000		27,580,650,000
HEALTH REGULATORY PROGRAM		607,798,000		146,362,000				754,160,000
SOCIAL HEALTH PROTECTION PROGRAM				4,870,171,000				4,870,171,000

TOTAL NEW APPROPRIATIONS	P	33,898,293,000	P	40,897,030,000	P	31,286,773,000	P	106,082,096,000

Special Provision(s)

1. Value-Added Tax Collected from Horse Races. In addition to the amounts appropriated herein. Twenty Nine Million Four Hundred Twenty Thousand Pesos (P29,420,000) shall be used for the following purposes sourced from Value-Added Tax collected on conduct of horse races by the Manila Jockey Club, Inc. (MJCI) and Philippine Racing Commission, Inc. (PRCI) in accordance with Section 6 of R.A. No. 6631 and Section 8 of R.A. No. 6632, as amended, respectively, and implemented by DOF-DBM J.C. No. 2008-1 dated June 16, 2008:

a)	Twenty-four percent (24%) of the collections from MJCI and PRCI to augment the operating requirements of the Philippine Anti-Tuberculosis Society;

b)	Eight percent (8%) of the collections from MJCI and PRCI to augment the operating requirements of the White Cross, Inc.; and

c)	Twenty-eight percent (28%) of the collections from PRCI to augment the operating requirements of the PCSO.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

The DOH shall submit its quarterly reports on financial and physical accomplishments with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on DOH website for a period of three (3) years. The Secretary of Health shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

DECEMBER 29, 2017	OFFICIAL GAZETTE	951
DEPARTMENT OF HEALTH

2. Health Facility Income. In addition to the amounts appropriated herein, all income generated from the operation of specialized hospitals, medical centers, institute for disease prevention and control, including drug abuse treatment and rehabilitation centers and facilities, blood service facilities (blood stations, blood collection units, blood banks), national reference laboratories and other hospitals under the DOH shall be deposited in an authorized government depository bank and used to augment the hospitals’ and other health facilities’ MODE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; (ii) income sourced from Philhealth reimbursements from availment of medical services shall be used exclusively by said hospitals and other health care facilities for the improvement of their facilities, and for the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities; and (iii) at least five percent (5%) of the said income shall be devoted for preventive and promotive health services including the provision of family planning services.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the specialized hospitals, medical centers, institute for disease prevention and control, including drug abuse treatment and rehabilitation centers and facilities, blood center facilities (blood stations, blood collection units, blood banks), national reference laboratories and other health facilities under the DOH in violation of the above requirement shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The DOH shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year. The Secretary of Health and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the DOH website.

3. Fees and Charges of the Bureau of Quarantine and International Health Surveillance. In addition to the amounts appropriated herein, Sixty Seven Million Four Hundred Forty Eight Thousand Pesos (P67,448,000) shall be used for the operational requirements of the Bureau of Quarantine and International Health Surveillance (BQIHS) sourced from at least fifty percent (50%) of the fees and charges collected in accordance with Section 9 of R.A. No. 9271.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

The BQIHS shall submit its quarterly reports on financial and physical accomplishments with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on BQIHS website for a period of three (3) years. The Director of BQIHS shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

4. Fees, Fines, Royalties and Other Charges of the Food and Drug Administration. In addition to the amounts appropriated herein, Two Hundred Eighty Eight Million Four Hundred Fifty Four Thousand Pesos (P288,454,000) shall be used in support of its Five-Year Development Plan sourced from fees, fines, royalties and other charges collected by the Food and Drug Administration (FDA) in accordance With R.A. No. 9502.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

The FDA shall submit its quarterly reports on financial and physical accomplishments with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on FDA website for a period of three (3) years. The Administrator of the FDA shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

5. Quick Response Fund. The amount of Five Hundred Million Pesos (P500,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a standby fund to be used for the rehabilitation and repair of health facilities, replacement of medical equipment, as well as provision for emergency medical assistance, including pre-positioning of medical aids and personal hygiene kits in order that the situation and living conditions of people in communities or areas stricken by calamities, epidemics, crises, and catastrophes which occurred in the last quarter of the immediately preceding year and those occurring during the year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities, nor be realigned for any other purpose not authorized in this Act.

The DOH shall submit to the DBM, the National Disaster Risk Reduction and Management Council, the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document, quarterly reports on the status of the utilization of the QRF. The Secretary of Health and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that said quarterly reports are likewise posted on the DOH website.

6. Health Facilities Enhancement Program. The amount of Thirty Billion Two Hundred Sixty Six Million Seven Hundred Five Thousand Pesos (P30,266,705,000) appropriated herein for the implementation of the Health Facilities Enhancement Program (HFEP) shall be used exclusively for the following purposes:

a)	Twenty Three Billion Two Hundred Eleven Million Four Hundred Four Thousand Pesos (P23,211,404,000) for the construction, upgrading, expansion, rehabilitation and/or repair of, and land acquisition for, barangay health stations, rural health units, LGU hospitals, specialized hospitals, regional medical centers, dangerous drugs abuse treatment and rehabilitation centers and other health care facilities, with priority given to those located or nearby areas where there are large number of poor families or households under the National Household Targeting System for Poverty Reduction (NHTS-PR) or where there are no private health care facilities which can provide affordable and quality health care;

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b)	Six Billion Two Hundred Sixty Million Two Hundred Forty One Thousand Pesos (P6,260,241,000) for the purchase of hospital equipment for government health care facilities to be constructed, upgraded, or expanded; and

c)	Seven Hundred Ninety Five Million Sixty Thousand Pesos (P795,060,000) for the procurement of ambulances and mobile dental vans.

In the implementation of infrastructure projects costing more than One Million Pesos (P1,000,000), the DOH is authorized to deduct not more than one percent (1%) of the project cost to be used for administrative overhead expenses.

The details of the HFEP are provided in Volume I-B of this Act.

The DOH shall submit its quarterly reports on financial and physical accomplishment with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on DOH website for a period of three (3) years. The Secretary of Health shall send written notice to the said offices When said reports have been posted on its website, which shall be considered the date of submission.

7. Assistance to Indigent Patients. The amount of Four Billion Eight Hundred Seventy Million One Hundred Seventy One Thousand Pesos (P4,870,171,000) appropriated herein under the Assistance to Indigent Patients shall be used for hospitalization and assistance to indigent and poor patients. In no case shall more than one percent (1%) of said amount be used for administrative expenses.

The DOH Regional Offices through their respective Regional Directors may enter into a Memorandum of Agreement (NDA) with private hospitals for health and medical services to indigents, which the government hospitals are unable to provide as certified by the Chief of Hospital or his authorized representative.

Release of subsequent medical assistance by the DOH to LGU hospitals shall be made only when at least fifty percent (50%) of the amount previously transferred has been liquidated in accordance with accounting and auditing rules and regulations.

The DOH shall submit its quarterly reports on the utilization of funds with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports or DOH website for a period of three (3) years. The Secretary of Health shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission. The DOH and recipient government hospital shall post on its website the following: (i) name of recipient government hospitals and indigent patients, whether confined or out patients; and (ii) types of medical assistance or services and/or drugs and medicines given. The heads of agencies and web administrator or their equivalent shall be responsible for ensuring that said information are posted on the agencies’ websites.

8. DOH Pre-Service Scholarship Program. The amount appropriated herein for the DOH Pre-Service Scholarship Program shall be used for medical scholarships to aspiring doctors and other priority health professionals who are willing to be deployed to far-flung, disadvantaged and underserved areas after passing the board examination. Applicants to the DOH Pre-Service Scholarship Program must pass the required entrance examinations for Bachelor of Medicine or qualifications criteria of any DOH-partner medical school and comply with the criteria set forth by the DOH, with priority given to poor and deserving students or those coming from families in Geographically Isolated and Disadvantaged Areas (GIDAs) or Indigenous Peoples (IP) communities or belonging to the low-income bracket as determined by the PSA.

The DOH shall develop a database that will effectively provide periodic monitoring of the Program’s scholars.

The DOH shall submit its quarterly reports on the utilization of funds with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on DOH website for a period of three (3) years. The Secretary of Health shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

9. Purchase and Allocation of Drugs, Medicines and Vaccines. The amount of Fifteen Billion Five Hundred Ninety Million Six Hundred Fifty Five Thousand Pesos (P15,590,655,000) appropriated herein shall be used for the procurement of drugs, medicines and vaccines, including medical and dental supplies for distribution to government health care facilities. Of said amount, eighty percent (80%) shall be allocated to provinces where the incidence of diseases are high: PROVIDED, That no amount shall be used to purchase dengue vaccines.

The amount of drugs, medicines and vaccines purchased by PhilHealth card holders in DOH hospitals shall be reimbursed by PhilHealth to the DOH. The amount reimbursed shall then be used exclusively by the DOH for the construction of additional health care facilities, including the purchase and upgrade of hospital equipment. In no case shall said amount be used for the payment of salaries and other allowances.

The DOH shall submit its quarterly reports on the utilization of funds with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on the DOH website for a period of three (3) years. The Secretary of Health shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

10. Advance Payment for Drugs and Vaccines Not Locally Available. The DOH is authorized to deposit or pay in advance the amount necessary for the procurement of drugs and vaccines, not locally available, from the World Health Organization, the United Nations International Children’s Emergency Fund and other specialized agencies of the United Nations, international organizations or international financing institutions.

11. Deployment of Human Resources for Health. In the deployment of doctors, midwives, nurses and other health-related workers, the DOH shall give priority to the following: (i) localities where there are barangays without health workers; (ii) GIDAs; (iii) IP

DECEMBER 29, 2017	OFFICIAL GAZETTE	953
DEPARTMENT OF HEALTH

communities; and (iv) where the absolute number of poor and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

12. Allocation for Autonomous Region in Muslim Mindanao from Nationally Funded Projects. The DOH shall ensure that the allocation for ARNN shall be released directly to ARNN-DOH, through the Office of the Regional Governor, based on the submission by the DOH of the allocation, per province in the ARNN, copy furnished said provinces.

The Secretary of Health and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the amounts allocated for ARNN per province are posted on the DOH website.

The ARNN shall likewise submit to the DBM and DOH, either in printed form or by way of electronic document, quarterly reports on the utilization of funds, per province in the ARNN. The Regional Governor of ARNN and Regional Government’s web administrator or his/her equivalent shall be responsible for ensuring that said quarterly reports are likewise posted on the ARGMM website.

13. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	314,230,000	P	334,358,000	P		P	648,588,000

National Capital Region (NCR)		314,230,000		334,358,000				648,588,000

Central Office		314,230,000		334,358,000				648,588,000
Administration of Personnel Benefits		8,135,938,000						8,135,838,000

National Capital Region (NCR)		8,135,838,000						8,135,838,000

Central Office		8,135,938,000						8,135,838,000

Sub-total, General Administration and Support		8,450,068,000		334,358,000				8,784,426,000

Support to Operations
Health Information Technology				225,021,000		596,480,000		821,501,000

National Capital Region (NCR)				225,021,000		596,480,000		821,501,000

Central Office				225,021,000		596,480,000		821,501,000
Operations of Regional Offices		1,112,350,000		232,131,000				1,344,481,000

National Capital Region (NCR)		60,422,000		28,006,000				88,428,000

Metro Manila Centers for Health Development		60,422,000		28,006,000				88,428,000
Region I - Ilocos		78,116,000		9,809,000				87,925,000

Ilocos Centers for Health Development		78,116,000		9,809,000				87,925,000

954	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Cordillera Administrative Region (CAR)	62,934,000	6,884,000		69,818,000

Cordillera Centers for Health Development	62,934,000	6,884,000		69,818,000
Region II - Cagayan Valley	73,746,000	10,395,000		84,141,000

Cagayan Valley Centers for Health Development	73,746,000	10,395,000		84,141,000
Region III - Central Luzon	83,602,000	28,378,000		111,980,000

Central Luzon Centers for Health Development	83,602,000	28,378,000		111,980,000
Region IVA - CALABARZON	89,826,000	14,525,000		104,351,000

CALABARZON Centers for Health Development	89,826,000	14,525,000		104,351,000
Region IVB - MIMAROPA	51,064,000	13,348,000		64,412,000

MIMAROPA Centers for Health Development	51,064,000	13,348,000		64,412,000
Region V - Bicol	67,189,000	12,349,000		79,538,000

Bicol Centers for Health Development	67,189,000	12,349,000		79,538,000
Region VI - Western Visayas	77,480,000	17,986,000		95,466,000

Western Visayas Centers for Health Development	77,480,000	17,986,000		95,466,000
Region VII - Central Visayas	83,660,000	16,487,000		100,147,000

Central Visayas Centers for Health Development	83,660,000	16,487,000		100,147,000
Region VIII - Eastern Visayas	81,599,000	12,986,000		94,585,000

Eastern Visayas Centers for Health Development	81,599,000	12,986,000		94,585,000
Region IX - Zamboanga Peninsula	54,890,000	16,562,000		71,452,000

Zamboanga Peninsula Centers for Health Development	54,890,000	16,562,000		71,452,000
Region X - Northern Mindanao	63,985,000	7,734,000		71,719,000

Northern Mindanao Centers for Health Development	63,985,000	7,734,000		71,719,000
Region XI - Davao	69,645,000	18,436,000		88,081,000

Davao Region Centers for Health Development	69,645,000	18,436,000		88,081,000
Region XII - SOCCSKSARGEN	50,995,000	11,295,000		62,290,000

Soccsksargen Centers for Health Development	50,995,000	11,295,000		62,290,000
Region XIII - CARAGA	63,197,000	6,951,000		70,148,000

Caraga Centers for Health Development	63,197,000	6,951,000		70,148,000

Sub-total, Support to Operations	1,112,350,000	457,152,000	596,480,000	2,165,982,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	955
DEPARTMENT OF HEALTH

Operations
Access to promotive and preventive health care services improved	970,440,000	30,389,562,000	30,566,705,000	61,926,707,000

HEALTH POLICY AND STANDARDS DEVELOPMENT PROGRAM	53,948,000	159,927,000		213,875,000

International Health Policy Development and Cooperation	20,890,000	31,956,000		52,846,000

National Capital Region (NCR)	20,890,000	31,956,000		52,846,000

Central Office	20,890,000	31,956,000		52,846,000
Health Sector Policy and Plan Development	33,058,000	15,242,000		48,300,000

National Capital Region (NCR)	33,058,000	15,242,000		48,300,000

Central Office	33,058,000	15,242,000		48,300,000
Health Sector Research Development		112,729,000		112,729,000

National Capital Region (NCR)		95,438,000		95,438,000

Central Office		94,149,000		94,149,000
Metro Manila Centers for Health Development		1,289,000		1,289,000
Region I - Ilocos		1,390,000		1,390,000

Ilocos Centers for Health Development		1,390,000		1,390,000
Cordillera Administrative Region (CAR)		1,060,000		1,060,000

Cordillera Centers for Health Development		1,060,000		1,060,000
Region II - Cagayan Valley		1,112,000		1,112,000

Cagayan Valley Centers for Health Development		1,112,000		1,112,000
Region III - Central Luzon		1,569,000		1,569,000

Central Luzon Centers for Health Development		1,569,000		1,569,000
Region IVA - CALABARZON		1,537,000		1,537,000

CALABARZON Centers for Health Development		1,537,000		1,537,000
Region IVB - MIMAROPA		971,000		971,000

MIMAROPA Centers for Health Development		971,000		971,000
Region V - Bicol		1,230,000		1,230,000

Bicol Centers for Health Development		1,230,000		1,230,000
Region VI - Western Visayas		665,000		665,000

Western Visayas Centers for Health Development		665,000		665,000

956	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region VII - Central Visayas		1,361,000		1,361,000

Central Visayas Centers for Health Development		1,361,000		1,361,000
Region VIII - Eastern Visayas		1,448,000		1,448,000

Eastern Visayas Centers for Health Development		1,448,000		1,448,000
Region IX - Zamboanga Peninsula		874,000		874,000

Zamboanga Peninsula Centers for Health Development		874,000		874,000
Region X - Northern Mindanao		1,151,000		1,151,000

Northern Mindanao Centers for Health Development		1,151,000		1,151,000
Region XI - Davao		1,002,000		1,002,000

Davao Region Centers for Health Development		1,002,000		1,002,000
Region XII - SOCCSKSARGEN		855,000		855,000

Soccsksargen Centers for Health Development		855,000		855,000
Region XIII - CARAGA		1,066,000		1,066,000

Caraga Centers for Health Development		1,066,000		1,066,000
HEALTH SYSTEMS STRENGTHENING PROGRAM	438,247,000	10,533,013,000	30,266,705,000	41,237,965,000

SERVICE DELIVERY SUB-PROGRAM		810,765,000	30,266,705,000	31,077,470,000

Health Facility Policy and Plan Development		242,134,000		242,134,000

National Capital Region (NCR)		242,134,000		242,134,000

Central Office		242,134,000		242,134,000
Health Facilities Enhancement Program			30,266,705,000	30,266,705,000

National Capital Region (NCR)			30,266,705,000	30,266,705,000

Central Office			30,266,705,000	30,266,705,000
Local Health Systems Development and Assistance		404,103,000		404,103,000

National Capital Region (NCR)		149,403,000		149,403,000

Central Office		98,803,000		98,803,000
Metro Manila Centers for Health Development		50,600,000		50,600,000
Region I - Ilocos		13,300,000		13,300,000

Ilocos Centers for Health Development		13,300,000		13,300,000
Cordillera Administrative Region (CAR)		18,100,000		18,100,000

Cordillera Centers for Health Development		18,100,000		18,100,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	957
DEPARTMENT OF HEALTH

Region II - Cagayan Valley	15,700,000	15,700,000

Cagayan Valley Centers for Health Development	15,700,000	15,700,000
Region III - Central Luzon	22,900,000	22,900,000

Central Luzon Centers for Health Development	22,900,000	22,900,000
Region IVA - CALABARZON	15,700,000	15,700,000

CALABARZON Centers for Health Development	15,700,000	15,700,000
Region IVB - MIMAROPA	15,700,000	15,700,000

MIMAROPA Centers for Health Development	15,700,000	15,700,000
Region V - Bicol	18,100,000	18,100,000

Bicol Centers for Health Development	18,100,000	18,100,000
Region VI - Western Visayas	20,500,000	20,500,000

Western Visayas Centers for Health Development	20,500,000	20,500,000
Region VII - Central Visayas	18,100,000	18,100,000

Central Visayas Centers for Health Development	18,100,000	18,100,000
Region VIII - Eastern Visayas	20,500,000	20,500,000

Eastern Visayas Centers for Health Development	20,500,000	20,500,000
Region IX - Zamboanga Peninsula	13,300,000	13,300,000

Zamboanga Peninsula Centers for Health Development	13,300,000	13,300,000
Region X - Northern Mindanao	18,100,000	18,100,000

Northern Mindanao Centers for Health Development	18,100,000	18,100,000
Region XI - Davao	13,300,000	13,300,000

Davao Region Centers for Health Development	13,300,000	13,300,000
Region XII - SOCCSKSARGEN	15,700,000	15,700,000

Soccsksargen Centers for Health Development	15,700,000	15,700,000
Region XIII - CARAGA	15,700,000	15,700,000

Caraga Centers for Health Development	15,700,000	15,700,000
Pharmaceutical Management	164,528,000	164,528,000

National Capital Region (NCR)	164,528,000	164,528,000

Central Office	164,528,000	164,528,000

958	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

HEALTH HUMAN RESOURCE SUB-PROGRAM	395,263,000	9,443,023,000	9,838,286,000

Human Resources for Health (HRH) Deployment	341,237,000	9,258,361,000	9,599,598,000

National Capital Region (NCR)	341,237,000	2,326,957,000	2,668,194,000

Central Office	341,237,000	2,080,724,000	2,421,961,000
Metro Manila Centers for Health Development		246,233,000	246,233,000
Region I - Ilocos		312,400,000	312,400,000

Ilocos Centers for Health Development		312,400,000	312,400,000
Cordillera Administrative Region (CAR)		225,846,000	225,846,000

Cordillera Centers for Health Development		225,846,000	225,846,000
Region II - Cagayan Valley		263,657,000	263,657,000

Cagayan Valley Centers for Health Development		263,657,000	263,657,000
Region III - Central Luzon		347,986,000	347,986,000

Central Luzon Centers for Health Development		347,986,000	347,986,000
Region IVA - CALABARZON		389,153,000	389,153,000

CALABARZON Centers for Health Development		389,153,000	389,153,000
Region IVB - MIMAROPA		147,745,000	147,745,000

MIMAROPA Centers for Health Development		147,745,000	147,745,000
Region V - Bicol		834,821,000	834,821,000

Bicol Centers for Health Development		834,821,000	834,821,000
Region VI - Western Visayas		383,736,000	383,736,000

Western Visayas Centers for Health Development		383,736,000	383,736,000
Region VII - Central Visayas		769,184,000	769,184,000

Central Visayas Centers for Health Development		769,184,000	769,184,000
Region VIII - Eastern Visayas		869,883,000	869,883,000

Eastern Visayas Centers for Health Development		869,883,000	869,883,000
Region IX - Zamboanga Peninsula		466,207,000	466,207,000

Zamboanga Peninsula Centers for Health Development		466,207,000	466,207,000
Region X - Northern Mindanao		638,543,000	638,543,000

Northern Mindanao Centers for Health Development		638,543,000	638,543,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	959
DEPARTMENT OF HEALTH

Region XI - Davao		160,206,000	160,206,000

Davao Region Centers for Health Development		160,206,000	160,206,000
Region XII - SOCCSKSARGEN		567,650,000	567,650,000

Soccsksargen Centers for Health Development		567,650,000	567,650,000
Region XIII - CARAGA		554,387,000	554,387,000

Caraga Centers for Health Development		554,387,000	554,387,000
Human Resources for Health (HRH) and Institutional Capacity Management	54,026,000	184,662,000	238,688,000

National Capital Region (NCR)	54,026,000	117,586,000	171,612,000

Central Office	54,026,000	111,523,000	165,549,000
Metro Manila Centers for Health Development		6,063,000	6,063,000
Region I - Ilocos		4,443,000	4,443,000

Ilocos Centers for Health Development		4,443,000	4,443,000
Cordillera Administrative Region (CAR)		3,035,000	3,035,000

Cordillera Centers for Health Development		3,035,000	3,035,000
Region II - Cagayan Valley		3,153,000	3,153,000

Cagayan Valley Centers for Health Development		3,153,000	3,153,000
Region III - Central Luzon		5,212,000	5,212,000

Central Luzon Centers for Health Development		5,212,000	5,212,000
Region IVA - CALABARZON		4,619,000	4,619,000

CALABARZON Centers for Health Development		4,619,000	4,619,000
Region IVB - MIMAROPA		4,577,000	4,577,000

MIMAROPA Centers for Health Development		4,577,000	4,577,000
Region V - Bicol		4,948,000	4,948,000

Bicol Centers for Health Development		4,948,000	4,948,000
Region VI - Western Visayas		6,335,000	6,335,000

Western Visayas Centers for Health Development		6,335,000	6,335,000
Region VII - Central Visayas		4,576,000	4,576,000

Central Visayas Centers for Health Development		4,576,000	4,576,000
Region VIII - Eastern Visayas		4,390,000	4,390,000

Eastern Visayas Centers for Health Development		4,390,000	4,390,000

960	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region IX - Zamboanga Peninsula		4,559,000	4,559,000

Zamboanga Peninsula Centers for Health Development		4,559,000	4,559,000
Region X - Northern Mindanao		4,876,000	4,876,000

Northern Mindanao Centers for Health Development		4,876,000	4,876,000
Region XI - Davao		4,298,000	4,298,000

Davao Region Centers for Health Development		4,298,000	4,298,000
Region XII - SOCCSKSARGEN		4,424,000	4,424,000

Soccsksargen Centers for Health Development		4,424,000	4,424,000
Region XIII - CARAGA		3,631,000	3,631,000

Caraga Centers for Health Development		3,631,000	3,631,000
HEALTH PROMOTION SUB-PROGRAM	42,984,000	279,225,000	322,209,000

Health Promotion	42,984,000	279,225,000	322,209,000

National Capital Region (NCR)	42,984,000	167,434,000	210,418,000

Central Office	42,984,000	157,327,000	200,311,000
Metro Manila Centers for Health Development		10,107,000	10,107,000
Region I - Ilocos		7,405,000	7,405,000

Ilocos Centers for Health Development		7,405,000	7,405,000
Cordillera Administrative Region (CAR)		5,059,000	5,059,000

Cordillera Centers for Health Development		5,059,000	5,059,000
Region II - Cagayan Valley		5,255,000	5,255,000

Cagayan Valley Centers for Health Development		5,255,000	5,255,000
Region III - Central Luzon		8,687,000	8,687,000

Central Luzon Centers for Health Development		8,687,000	8,687,000
Region IVA - CALABARZON		7,698,000	7,698,000

CALABARZON Centers for Health Development		7,698,000	7,698,000
Region IVB - MIMAROPA		7,629,000	7,629,000

MIMAROPA Centers for Health Development		7,629,000	7,629,000
Region V - Bicol		8,247,000	8,247,000

Bicol Centers for Health Development		8,247,000	8,247,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	961
DEPARTMENT OF HEALTH

Region VI - Western Visayas		10,558,000	10,558,000

Western Visayas Centers for Health Development		10,558,000	10,558,000
Region VII - Central Visayas		7,627,000	7,627,000

Central Visayas Centers for Health Development		7,627,000	7,627,000
Region VIII - Eastern Visayas		7,316,000	7,316,000

Eastern Visayas Centers for Health Development		7,316,000	7,316,000
Region IX - Zamboanga Peninsula		7,598,000	7,598,000

Zamboanga Peninsula Centers for Health Development		7,598,000	7,598,000
Region X - Northern Mindanao		8,126,000	8,126,000

Northern Mindanao Centers for Health Development		8,126,000	8,126,000
Region XI - Davao		7,164,000	7,164,000

Davao Region Centers for Health Development		7,164,000	7,164,000
Region XII - SOCCSKSARGEN		7,370,000	7,370,000

Soccsksargen Centers for Health Development		7,370,000	7,370,000
Region XIII - CARAGA		6,052,000	6,052,000

Caraga Centers for Health Development		6,052,000	6,052,000
PUBLIC HEALTH PROGRAM	478,245,000	19,115,769,000	19,594,014,000

PUBLIC HEALTH MANAGEMENT SUB-PROGRAM	478,245,000	4,155,822,000	4,634,067,000

Public Health Management	473,873,000	4,148,737,000	4,622,610,000

National Capital Region (NCR)	46,169,000	1,558,369,000	1,604,538,000

Central Office	17,045,000	1,349,776,000	1,366,821,000
Metro Manila Centers for Health Development	29,124,000	208,593,000	237,717,000
Region I - Ilocos	25,979,000	161,031,000	187,010,000

Ilocos Centers for Health Development	25,979,000	161,031,000	187,010,000
Cordillera Administrative Region (CAR)	25,246,000	102,821,000	128,067,000

Cordillera Centers for Health Development	25,246,000	102,821,000	128,067,000
Region II - Cagayan Valley	25,835,000	114,080,000	139,915,000

Cagayan Valley Centers for Health Development	25,835,000	114,080,000	139,915,000
Region III - Central Luzon	35,473,000	215,558,000	251,031,000

Central Luzon Centers for Health Development	35,473,000	215,558,000	251,031,000

962	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region IVA - CALABARZON	30,426,000	214,941,000	245,367,000

CALABARZON Centers for Health Development	30,426,000	214,941,000	245,367,000
Region IVB - MIMAROPA	27,580,000	170,742,000	198,322,000

MIMAROPA Centers for Health Development	27,580,000	170,742,000	198,322,000
Region V - Bicol	29,485,000	182,352,000	211,837,000

Bicol Centers for Health Development	29,485,000	182,352,000	211,837,000
Region VI - Western Visayas	33,243,000	225,425,000	258,668,000

Western Visayas Centers for Health Development	33,243,000	225,425,000	258,668,000
Region VII - Central Visayas	30,824,000	180,658,000	211,482,000

Central Visayas Centers for Health Development	30,824,000	180,658,000	211,482,000
Region VIII - Eastern Visayas	26,814,000	173,096,000	199,910,000

Eastern Visayas Centers for Health Development	26,814,000	173,096,000	199,910,000
Region IX - Zamboanga Peninsula	25,937,000	164,957,000	190,894,000

Zamboanga Peninsula Centers for Health Development	25,937,000	164,957,000	190,894,000
Region X - Northern Mindanao	27,720,000	185,562,000	213,282,000

Northern Mindanao Centers for Health Development	27,720,000	185,562,000	213,282,000
Region XI - Davao	32,560,000	176,154,000	208,714,000

Davao Region Centers for Health Development	32,560,000	176,154,000	208,714,000
Region XII - SOCCSKSARGEN	28,054,000	169,812,000	197,866,000

Soccsksargen Centers for Health Development	28,054,000	169,812,000	197,866,000
Region XIII - CARAGA	22,528,000	153,179,000	175,707,000

Caraga Centers for Health Development	22,528,000	153,179,000	175,707,000
Operation of PNAC Secretariat	4,372,000	7,085,000	11,457,000

National Capital Region (NCR)	4,372,000	7,085,000	11,457,000

Central Office	4,372,000	7,085,000	11,457,000
ENVIRONMENTAL AND OCCUPATIONAL HEALTH SUB-PROGRAM		3,740,000	3,740,000

Environmental and Occupational Health		3,740,000	3,740,000

National Capital Region (NCR)		3,740,000	3,740,000

Central Office		3,740,000	3,740,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	963
DEPARTMENT OF HEALTH

NATIONAL IMMUNIZATION SUB-PROGRAM	7,437,044,000	7,437,044,000

National Immunization	7,437,044,000	7,437,044,000

National Capital Region (NCR)	7,437,044,000	7,437,044,000

Central Office	7,437,044,000	7,437,044,000
FAMILY HEALTH SUB-PROGRAM	3,639,663,000	3,639,663,000

Family Health, Nutrition and Responsible Parenting	3,639,663,000	3,639,663,000

National Capital Region (NCR)	3,639,663,000	3,639,663,000

Central Office	3,639,663,000	3,639,663,000
ELIMINATION OF INFECTIOUS DISEASES SUB-PROGRAM	955,881,000	955,881,000

Elimination of Diseases such as Malaria, Schistosomiasis, Leprosy and Filariasis	372,511,000	372,511,000

National Capital Region (NCR)	372,511,000	372,511,000

Central Office	372,511,000	372,511,000
Rabies Control	583,370,000	583,370,000

National Capital Region (NCR)	583,370,000	583,370,000

Central Office	583,370,000	583,370,000
PREVENTION AND CONTROL OF INFECTIOUS DISEASES SUB-PROGRAM	2,491,964,000	2,491,964,000

Prevention and Control of Other Infectious Disease	1,693,697,000	1,693,697,000

National Capital Region (NCR)	1,693,697,000	1,693,697,000

Central Office	1,693,697,000	1,693,697,000
TB Control	784,950,000	784,950,000

National Capital Region (NCR)	784,950,000	784,950,000

Central Office	784,950,000	784,950,000
Assistance to Philippine Tuberculosis Society (PTS)	13,317,000	13,317,000

National Capital Region (NCR)	13,317,000	13,317,000

Central Office	13,317,000	13,317,000
NON-COMMUNICABLE DISEASES SUB-PROGRAM	431,655,000	431,655,000

Prevention and Control of Non-Communicable Diseases	431,655,000	431,655,000

964	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

National Capital Region (NCR)	431,655,000	431,655,000

Central Office	431,655,000	431,655,000
EPIDEMIOLOGY AND SURVEILLANCE PROGRAM	63,668,000	63,668,000

Epidemiology and Surveillance	63,668,000	63,668,000

National Capital Region (NCR)	48,083,000	48,083,000

Central Office	46,912,000	46,912,000
Metro Manila Centers for Health Development	1,171,000	1,171,000
Region I - Ilocos	821,000	821,000

Ilocos Centers for Health Development	821,000	821,000
Cordillera Administrative Region (CAR)	1,455,000	1,455,000

Cordillera Centers for Health Development	1,455,000	1,455,000
Region II - Cagayan Valley	1,152,000	1,152,000

Cagayan Valley Centers for Health Development	1,152,000	1,152,000
Region III - Central Luzon	821,000	821,000

Central Luzon Centers for Health Development	821,000	821,000
Region IVA - CALABARZON	1,452,000	1,452,000

CALABARZON Centers for Health Development	1,452,000	1,452,000
Region IVB - MIMAROPA	821,000	821,000

MIMAROPA Centers for Health Development	821,000	821,000
Region V - Bicol	821,000	821,000

Bicol Centers for Health Development	821,000	821,000
Region VI - Western Visayas	1,152,000	1,152,000

Western Visayas Centers for Health Development	1,152,000	1,152,000
Region VII - Central Visayas	1,199,000	1,199,000

Central Visayas Centers for Health Development	1,199,000	1,199,000
Region VIII - Eastern Visayas	1,152,000	1,152,000

Eastern Visayas Centers for Health Development	1,152,000	1,152,000
Region IX - Zamboanga Peninsula	1,124,000	1,124,000

Zamboanga Peninsula Centers for Health Development	1,124,000	1,124,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	965
DEPARTMENT OF HEALTH

Region X - Northern Mindanao	821,000		821,000

Northern Mindanao Centers for Health Development	821,000		821,000
Region XI - Davao	1,152,000		1,152,000

Davao Region Centers for Health Development	1,152,000		1,152,000
Region XII - SOCCSKSARGEN	821,000		821,000

Soccsksargen Centers for Health Development	821,000		821,000
Region XIII - CARAGA	821,000		821,000

Caraga Centers for Health Development	821,000		821,000
HEALTH EMERGENCY MANAGEMENT PROGRAM	517,185,000	300,000,000	817,185,000

Health Emergency Preparedness and Response	317,185,000		317,185,000

National Capital Region (NCR)	205,392,000		205,392,000

Central Office	195,287,000		195,287,000
Metro Manila Centers for Health Development	10,105,000		10,105,000
Region I - Ilocos	7,405,000		7,405,000

Ilocos Centers for Health Development	7,405,000		7,405,000
Cordillera Administrative Region (CAR)	5,059,000		5,059,000

Cordillera Centers for Health Development	5,059,000		5,059,000
Region II - Cagayan Valley	5,255,000		5,255,000

Cagayan Valley Centers for Health Development	5,255,000		5,255,000
Region III - Central Luzon	8,687,000		8,687,000

Central Luzon Centers for Health Development	8,687,000		8,687,000
Region IVA - CALABARZON	7,698,000		7,698,000

CALABARZON Centers for Health Development	7,698,000		7,698,000
Region IVB - MIMAROPA	7,628,000		7,628,000

MIMAROPA Centers for Health Development	7,628,000		7,628,000
Region V - Bicol	8,247,000		8,247,000

Bicol Centers for Health Development	8,247,000		8,247,000
Region VI - Western Visayas	10,558,000		10,558,000

Western Visayas Centers for Health Development	10,558,000		10,558,000

966	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region VII - Central Visayas		7,627,000		7,627,000

Central Visayas Centers for Health Development		7,627,000		7,627,000
Region VIII - Eastern Visayas		7,316,000		7,316,000

Eastern Visayas Centers for Health Development		7,316,000		7,316,000
Region IX - Zamboanga Peninsula		7,598,000		7,598,000

Zamboanga Peninsula Centers for Health Development		7,598,000		7,598,000
Region X - Northern Mindanao		8,126,000		8,126,000

Northern Mindanao Centers for Health Development		8,126,000		8,126,000
Region XI - Davao		7,164,000		7,164,000

Davao Region Centers for Health development		7,164,000		7,164,000
Region XII - SOCCSKSARGEN		7,373,000		7,373,000

Soccsksargen Centers for Health Development		7,373,000		7,373,000
Region XIII - CARAGA		6,052,000		6,052,000

Caraga Centers for Health Development		6,052,000		6,052,000
Quick Response Fund		200,000,000	300,000,000	500,000,000

National Capital Region (NCR)		200,000,000	300,000,000	500,000,000

Central Office		200,000,000	300,000,000	500,000,000

Access to curative and rehabilitative health care services improved	22,757,637,000	4,699,425,000	123,588,000	27,580,650,000

HEALTH FACILITIES OPERATION PROGRAM	22,757,637,000	4,699,425,000	123,588,000	27,580,650,000

CURATIVE HEALTH CARE SUB-PROGRAM	22,365,154,000	4,396,902,000		26,762,056,000

Operations of Blood Centers and National Voluntary Blood Services Program	6,308,000	389,328,000		395,636,000

National Capital Region (NCR)	6,308,000	389,328,000		395,636,000

Central Office	6,308,000	389,328,000		395,636,000
Operations of DOH Hospitals in Metro Manila (MM)	6,669,735,000	1,396,924,000		8,066,659,000

National Capital Region (NCR)	6,669,735,000	1,396,924,000		8,066,659,000

‘Amang’ Rodriguez Medical Center	366,632,000	44,509,000		411,141,000
East Avenue Medical Center	936,372,000	182,360,000		1,118,732,000
Jose Fabella Memorial Hospital	642,358,000	89,165,000		731,523,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	967
DEPARTMENT OF HEALTH

Jose R. Reyes Memorial Medical Center	768,987,000	121,143,000	890,130,000
National Center for Mental Health	771,613,000	251,185,000	1,022,798,000
National Children’s Hospital	336,882,000	68,366,000	405,248,000
Philippine Orthopedic Center	566,988,000	127,577,000	694,565,000
Quirino Memorial Medical Center	624,010,000	79,718,000	703,728,000
Research Institute for Tropical Medicines	342,320,000	110,833,000	453,153,000
Rizal Medical Center	510,169,000	79,025,000	589,194,000
San Lazaro Hospital	499,945,000	189,254,000	689,199,000
Tondo Medical Center	303,459,000	53,789,000	357,248,000
Operations of DOH Regional Hospitals and Other Health Facilities	15,689,111,000	2,437,419,000	18,126,530,000

National Capital Region (NCR)	899,864,000	192,730,000	1,092,594,000

Dr. Jose M. Rodriguez Memorial Hospital	371,364,000	71,186,000	442,550,000
Las Pinas General Hospital and Satellite Trauma Center	212,331,000	62,144,000	274,475,000
San Lorenzo Ruiz Women’s Hospital	50,083,000	31,986,000	82,069,000
Valenzuela Medical Center	266,086,000	27,414,000	293,500,000
Region I - Ilocos	1,444,287,000	134,511,000	1,578,798,000

Ilocos Training and Regional Medical Center	476,687,000	35,405,000	512,092,000
Mariano Marcos Memorial Hospital and Medical Center	326,567,000	41,561,000	368,128,000
Region I Medical Center	641,033,000	57,545,000	698,578,000
Cordillera Administrative Region (CAR)	1,001,655,000	165,299,000	1,166,954,000

Baguio General Hospital and Medical Center	697,350,000	123,856,000	821,206,000
Conner District Hospital	42,940,000	6,318,000	49,258,000
Far North Luzon General Hospital and Training Center	119,243,000	13,015,000	132,258,000
Luis Hora Memorial Regional Hospital	142,122,000	22,110,000	164,232,000
Region II - Cagayan Valley	1,049,514,000	138,146,000	1,187,660,000

Batanes General Hospital	68,477,000	12,162,000	80,639,000
Cagayan Valley Medical Center	508,634,000	80,465,000	589,099,000
Southern Isabela General Hospital	188,523,000	8,712,000	197,235,000

968	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Veterans Regional Hospital	283,880,000	36,807,000	320,687,000
Region III - Central Luzon	1,623,822,000	216,170,000	1,839,992,000

Bataan Provincial Hospital	316,251,000	22,516,000	338,767,000
Dr. Paulina J. Garcia Memorial Research and Medical Center	611,735,000	85,561,000	697,296,000
Jose B. Lingad Memorial General Hospital	524,403,000	54,038,000	578,441,000
Mariveles Mental Hospital	109,203,000	49,535,000	158,738,000
Talavera Extension Hospital	62,230,000	4,520,000	66,750,000
Region IVA - CALABARZON	631,701,000	60,766,000	692,467,000

Batangas Medical Center	631,701,000	60,766,000	692,467,000
Region IVB - MIMAROPA	283,068,000	45,982,000	329,050,000

Culion Sanitarium and General Hospital	102,675,000	20,395,000	123,070,000
Ospital ng Palawan	180,393,000	25,587,000	205,980,000
Region V - Bicol	860,676,000	182,691,000	1,043,367,000

Bicol Medical Center	525,437,000	106,942,000	632,379,000
Bicol Regional Training & Teaching Hospital	271,486,000	57,926,000	329,412,000
Bicol Sanitarium	63,753,000	17,823,000	81,576,000
Region VI - Western Visayas	1,270,339,000	188,455,000	1,458,794,000

Corazon Locsin-Montelibano Memorial Regional Hospital	603,321,000	60,939,000	664,260,000
Don Jose S. Monfort Medical Center Extension Hospital	49,699,000	14,960,000	64,659,000
Western Visayas Medical Center	538,825,000	95,144,000	633,969,000
Western Visayas Sanitarium	78,494,000	17,412,000	95,906,000
Region VII - Central Visayas	1,232,934,000	319,668,000	1,552,602,000

Don Emilio del Valle Memorial Hospital	54,605,000	10,792,000	65,397,000
Eversley Childs Sanitarium	61,019,000	21,585,000	82,604,000
Governor Celestino Gallares Memorial Hospital	293,604,000	54,474,000	348,078,000
St. Anthony Mother and Child Hospital	46,020,000	10,792,000	56,812,000
Talisay District Hospital	60,673,000	5,759,000	66,432,000
Vicente Sotto, Sr. Memorial Medical Center	717,013,000	216,266,000	933,279,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	969
DEPARTMENT OF HEALTH

Region VIII - Eastern Visayas	521,154,000	73,826,000	594,980,000

Eastern Visayas Regional Medical Center	466,734,000	64,967,000	531,701,000
Schistosomiasis Hospital	54,420,000	8,859,000	63,279,000
Region IX - Zamboanga Peninsula	1,021,877,000	186,354,000	1,208,231,000

Basilan General Hospital	39,367,000	16,308,000	55,675,000
Dr. Jose Rizal Memorial Hospital	121,754,000	36,693,000	158,447,000
Labuan Public Hospital	33,016,000	4,532,000	37,548,000
Margosatubig Regional Hospital	153,659,000	30,973,000	184,632,000
Mindanao Central Sanitarium	56,952,000	20,385,000	77,337,000
Sulu Sanitarium	38,405,000	8,153,000	46,558,000
Zamboanga City Medical Center	578,724,000	69,310,000	648,034,000
Region X - Northern Mindanao	1,143,223,000	174,670,000	1,317,893,000

Amai Pakpak Medical Center	336,607,000	31,052,000	367,659,000
Mayor Hilarion Ramiro, Sr. Regional Training and Teaching Hospital	199,144,000	34,934,000	234,078,000
Northern Mindanao Medical Center	607,472,000	108,684,000	716,156,000
Region XI - Davao	1,887,878,000	222,619,000	2,110,497,000

Davao Regional Medical Center	527,884,000	55,767,000	583,651,000
Southern Philippines Medical Center	1,359,994,000	166,852,000	1,526,846,000
Region XII - SOCCSKSARGEN	437,816,000	64,741,000	502,557,000

Cotabato Regional and Medical Center	387,775,000	53,951,000	441,726,000
Cotabato Sanitarium	50,041,000	10,790,000	60,831,000
Region XIII - CARAGA	379,303,000	70,791,000	450,094,000

Adela Serra Ty Memorial Medical Center	185,116,000	21,018,000	206,134,000
Caraga Regional Hospital	194,187,000	49,773,000	243,960,000
Operations of National Reference Laboratories		173,231,000	173,231,000

National Capital Region (NCR)		173,231,000	173,231,000

Central Office		28,154,000	28,154,000
East Avenue Medical Center		24,000,000	24,000,000
Research Institute for Tropical Medicines		101,077,000	101,077,000
San Lazaro Hospital		20,000,000	20,000,000

970	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

REHABILITATIVE HEALTH CARE SUB-PROGRAM	392,483,000	302,523,000	123,588,000	818,594,000

Operation of Dangerous Drug Abuse Treatment and Rehabilitation Centers	392,483,000	302,523,000	123,588,000	818,594,000

National Capital Region (NCR)	79,238,000	170,126,000	61,370,000	310,734,000

Central Office		96,939,000		96,939,000
Bicutan Rehabilitation Center	79,238,000	73,187,000	2,370,000	154,795,000
NCR Treatment and Rehabilitation Center			59,000,000	59,000,000
Region I - Ilocos	50,332,000	17,923,000	1,666,000	69,921,000

Dagupan Rehabilitation Center	50,332,000	17,923,000	1,666,000	69,921,000
Region II - Cagayan Valley		3,866,000	4,331,000	8,197,000

Isabela Rehabilitation Center		3,866,000	4,331,000	8,197,000
Region III - Central Luzon	29,456,000	10,446,000	7,130,000	47,032,000

Bataan Rehabilitation Center	29,456,000	10,446,000	7,130,000	47,032,000
Region IVA - CALABARZON	48,678,000	22,424,000	3,626,000	74,728,000

Tagaytay Rehabilitation Center	48,678,000	22,424,000	3,626,000	74,728,000
Region V - Bicol	49,291,000	21,750,000	11,700,000	82,741,000

Camarines Sur Rehabilitation Center	23,928,000	8,401,000	6,691,000	39,020,000
Malinao, Albay Rehabilitation Center	25,363,000	13,349,000	5,009,000	43,721,000
Region VI - Western Visayas	21,693,000	12,255,000	3,529,000	37,477,000

Pototan, Iloilo Rehabilitation Center	21,693,000	12,255,000	3,529,000	37,477,000
Region VII - Central Visayas	24,755,000	24,154,000	14,540,000	63,449,000

Argao, Cebu Rehabilitation Center	22,390,000	16,962,000	9,610,000	48,962,000
Cebu City Rehabilitation Center	2,365,000	7,192,000	4,930,000	14,487,000
Region VIII - Eastern Visayas	32,478,000	6,961,000	5,770,000	45,209,000

Dulag, Leyte Rehabilitation Center	32,478,000	6,961,000	5,770,000	45,209,000
Region X - Northern Mindanao	28,982,000	7,977,000	2,646,000	39,605,000

Cagayan de Oro Rehabilitation Center	28,982,000	7,977,000	2,646,000	39,605,000
Region XIII - CARAGA	27,580,000	4,641,000	7,280,000	39,501,000

Caraga Rehabilitation Center	27,580,000	4,641,000	7,280,000	39,501,000
Access to safe and quality health commodities, devices and facilities ensured	607,798,000	146,362,000		754,160,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	971
DEPARTMENT OF HEALTH

HEALTH REGULATORY PROGRAM	607,798,000	146,362,000	754,160,000

HEALTH FACILITIES AND SERVICES REGULATION SUB-PROGRAM	157,366,000	146,362,000	303,728,000

Regulation of Health Facilities and Services		15,872,000	15,872,000

National Capital Region (NCR)		15,872,000	15,872,000

Central Office		15,872,000	15,872,000
Regulation of Regional Health Facilities and Services	157,366,000	130,490,000	287,856,000

National Capital Region (NCR)	10,112,000	7,924,000	18,036,000

Metro Manila Centers for Health Development	10,112,000	7,924,000	18,036,000
Region I - Ilocos	9,737,000	11,014,000	20,751,000

Ilocos Centers for Health Development	9,737,000	11,014,000	20,751,000
Cordillera Administrative Region (CAR)	9,394,000	5,710,000	15,104,000

Cordillera Centers for Health Development	9,394,000	5,710,000	15,104,000
Region II - Cagayan Valley	8,926,000	8,747,000	17,673,000

Cagayan Valley Centers for Health Development	8,926,000	8,747,000	17,673,000
Region III - Central Luzon	10,799,000	11,514,000	22,313,000

Central Luzon Centers for Health Development	10,799,000	11,514,000	22,313,000
Region IVA - CALABARZON	11,723,000	7,499,000	19,222,000

CALABARZON Centers for Health Development	11,723,000	7,499,000	19,222,000
Region IVB - MIMAROPA	8,933,000	6,643,000	15,576,000

MIMAROPA Centers for Health Development	8,933,000	6,643,000	15,576,000
Region V - Bicol	8,423,000	7,944,000	16,367,000

Bicol Centers for Health Development	8,423,000	7,944,000	16,367,000
Region VI - Western Visayas	10,893,000	7,568,000	18,461,000

Western Visayas Centers for Health Development	10,893,000	7,568,000	18,461,000
Region VII - Central Visayas	10,607,000	5,990,000	16,597,000

Central Visayas Centers for Health Development	10,607,000	5,990,000	16,597,000
Region VIII - Eastern Visayas	8,762,000	5,161,000	13,923,000

Eastern Visayas Centers for Health Development	8,762,000	5,161,000	13,923,000
Region IX - Zamboanga Peninsula	8,837,000	7,059,000	15,896,000

972	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Zamboanga Peninsula Centers for Health Development		8,837,000		7,059,000				15,896,000
Region X - Northern Mindanao		10,811,000		11,660,000				22,471,000

Northern Mindanao Centers for Health Development		10,811,000		11,660,000				22,471,000
Region XI - Davao		11,094,000		9,180,000				20,274,000

Davao Region Centers for Health Development		11,094,000		9,180,000				20,274,000
Region XII - SOCCSKSARGEN		10,247,000		7,110,000				17,357,000

Soccsksargen Centers for Health Development		10,247,000		7,110,000				17,357,000
Region XIII - CARAGA		8,068,000		9,767,000				17,835,000

Caraga Centers for Health Development		8,068,000		9,767,000				17,835,000
CONSUMER HEALTH AND WELFARE SUB-PROGRAM		313,618,000						313,618,000

Regulation of Health Establishments and Products		313,618,000						313,618,000

National Capital Region (NCR)		313,618,000						313,618,000

Food and Drug Administration		313,618,000						313,618,000
ROUTINE QUARANTINE SERVICES SUB-PROGRAM		136,814,000						136,814,000

Provision of Quarantine Services and International Health Surveillance		136,814,000						136,814,000

National Capital Region (NCR)		136,814,000						136,814,000

Bureau of Quarantine		136,814,000						136,814,000
Access to social health protection assured				4,870,171,000				4,870,171,000

SOCIAL HEALTH PROTECTION PROGRAM				4,870,171,000				4,870,171,000

Assistance to Indigent Patients either Confined or Out-Patient in Government Hospitals/Specialty Hospitals/LGU Hospitals/Philippine General Hospital/West Visayas State University Hospital				4,870,171,000				4,870,171,000

National Capital Region (NCR)				4,870,171,000				4,870,171,000

Central Office				4,870,171,000				4,870,171,000

Sub-total, Operations		24,335,875,000		40,105,520,000		30,690,293,000		95,131,688,000

TOTAL NEW APPROPRIATIONS	P	33,898,293,000	P	40,897,030,000	P	31,286,773,000	P	106,082,096,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	973
DEPARTMENT OF HEALTH

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	17,525,787

Total Permanent Positions	17,525,787

Other Compensation Common to All
Personnel Economic Relief Allowance	1,163,436
Representation Allowance	31,591
Transportation Allowance	29,389
Clothing and Uniform Allowance	247,015
Honoraria	904
Mid-Year Bonus - Civilian	1,460,486
Year End Bonus	1,460,486
Cash Gift	247,015
Step Increment	43,814
Productivity Enhancement Incentive	247,015

Total Other Compensation Common to All	4,931,151

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	4,384,012
Night Shift Differential Pay	46,123
Lump-sum for filling of Positions - Civilian	5,828,434

Total Other Compensation for Specific Groups	10,258,569

Other Benefits
PAG-IBIG Contributions	59,279
PhilHealth Contributions	167,372
Employees Compensation Insurance Premiums	59,279
Retirement Gratuity	298,852
Terminal Leave	205,774

Total Other Benefits	790,556

Non-Permanent Positions	392,230

Total Personnel Services	33,898,293

Maintenance and Other Operating Expenses
Travelling Expenses	395,192
Training and Scholarship Expenses	2,574,189
Supplies and Materials Expenses	18,459,574
Utility Expenses	650,258
Communication Expenses	112,285

974	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Awards/Rewards and Prizes	5,417
Survey, Research, Exploration and Development Expenses	14,507
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	10,336
Professional Services	10,061,224
General Services	549,430
Repairs and Maintenance	228,407
Financial Assistance/Subsidy	5,961,503
Taxes, Insurance Premiums and Other Fees	199,238
Labor and Mages	15,787
Other Maintenance and Operating Expenses
Advertising Expenses	631,617
Printing and Publication Expenses	77,998
Representation Expenses	76,458
Transportation and Delivery Expenses	270,872
Rent/Lease Expenses	49,289
Membership Dues and Contributions to Organizations	673
Subscription Expenses	10,294
Donations	3,598
Other Maintenance and Operating Expenses	538,884

Total Maintenance and Other Operating Expenses	40,897,030

Total Current Operating Expenditures	74,795,323

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	368,740
Buildings and Other Structures	22,974,096
Machinery and Equipment Outlay	7,094,420
Transportation Equipment Outlay	795,060
Furniture, Fixtures and Books Outlay	54,457

Total Capital Outlays	31,286,773

TOTAL NEW APPROPRIATIONS	106,082,096

B. COMMISSION ON POPULATION

For general administration and support, and operations, as indicated hereunder	P	492,354,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	74,161,000	P	62,625,000	P	15,510,000	P	152,296,000
Operations		112,766,000		227,292,000				340,058,000

PHILIPPINE POPULATION MANAGEMENT PROGRAM		112,766,000		227,292,000				340,058,000

TOTAL NEW APPROPRIATIONS	P	186,927,000	P	289,917,000	P	15,510,000	P	492,354,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	975
DEPARTMENT OF HEALTH

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	71,328,000	P	62,625,000	P	15,510,000	P	149,463,000

National Capital Region (NCR)		23,700,000		40,409,000		2,200,000		66,309,000

Central Office		20,541,000		38,977,000		2,200,000		61,718,000
National Capital Region		3,159,000		1,432,000				4,591,000
Region I - Ilocos		2,842,000		1,339,000		1,100,000		5,281,000

Regional Office - I		2,842,000		1,339,000		1,100,000		5,281,000
Cordillera Administrative Region (CAR)		3,698,000		1,506,000				5,204,000

Cordillera Administrative Region		3,698,000		1,506,000				5,204,000
Region II - Cagayan Valley		3,415,000		1,324,000				4,739,000

Regional Office - II		3,415,000		1,324,000				4,739,000
Region III - Central Luzon		3,106,000		1,317,000				4,423,000

Regional Office - III		3,106,000		1,317,000				4,423,000
Region IVA - CALABARZON		3,467,000		2,770,000		1,100,000		7,337,000

Regional Office - IVA		3,467,000		2,770,000		1,100,000		7,337,000
Region V - Bicol		3,747,000		1,182,000		1,100,000		6,029,000

Regional Office - V		3,747,000		1,182,000		1,100,000		6,029,000
Region VI - Western Visayas		3,762,000		2,293,000		210,000		6,265,000

Regional Office - VI		3,762,000		2,293,000		210,000		6,265,000
Region VII - Central Visayas		3,455,000		1,251,000		2,000,000		6,706,000

Regional Office - VII		3,455,000		1,251,000		2,000,000		6,706,000
Region VIII - Eastern Visayas		3,403,000		1,454,000		5,600,000		10,457,000

Regional Office - VIII		3,403,000		1,454,000		5,600,000		10,457,000

976	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region IX - Zamboanga Peninsula	3,324,000	1,463,000	1,100,000	5,887,000

Regional Office - IX	3,324,000	1,463,000	1,100,000	5,887,000
Region X - Northern Mindanao	3,524,000	1,086,000		4,610,000

Regional Office - X	3,524,000	1,086,000		4,610,000
Region XI - Davao	3,372,000	1,704,000		5,076,000

Regional Office - XI	3,372,000	1,704,000		5,076,000
Region XII - SOCCSKSARGEN	3,182,000	1,717,000	1,100,000	5,999,000

Regional Office - XII	3,182,000	1,717,000	1,100,000	5,999,000
Region XIII - CARAGA	3,331,000	1,810,000		5,141,000

Regional Office - XIII	3,331,000	1,810,000		5,141,000

Administration of Personnel Benefits	2,833,000			2,833,000

National Capital Region (NCR)	2,833,000			2,833,000

Central Office	2,833,000			2,833,000

Sub-total, General Administration and Support	74,161,000	62,625,000	15,510,000	152,296,000

Operations
Access to population management information and services improved	112,766,000	227,292,000		340,058,000

PHILIPPINE POPULATION MANAGEMENT PROGRAM	112,766,000	227,292,000		340,058,000

Coordination and Development of Population Policy and Programs	75,957,000	16,155,000		92,112,000

National Capital Region (NCR)	19,057,000	10,761,000		29,818,000

Central Office	14,956,000	10,519,000		25,475,000
National Capital Region	4,101,000	242,000		4,343,000
Region I - Ilocos	3,769,000	539,000		4,308,000

Regional Office - I	3,769,000	539,000		4,308,000
Cordillera Administrative Region (CAR)	4,076,000	373,000		4,449,000

Cordillera Administrative Region	4,076,000	373,000		4,449,000
Region II - Cagayan Valley	4,165,000	449,000		4,614,000

Regional Office - II	4,165,000	449,000		4,614,000
Region III - Central Luzon	4,186,000	452,000		4,638,000

Regional Office - III	4,186,000	452,000		4,638,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	977
DEPARTMENT OF HEALTH

Region IVA - CALABARZON	4,124,000	580,000	4,704,000

Regional Office - IVA	4,124,000	580,000	4,704,000
Region V - Bicol	3,612,000	547,000	4,159,000

Regional Office - V	3,612,000	547,000	4,159,000
Region VI - Western Visayas	3,543,000	343,000	3,886,000

Regional Office - VI	3,543,000	343,000	3,886,000
Region VII - Central Visayas	3,419,000	194,000	3,613,000

Regional Office - VII	3,419,000	194,000	3,613,000
Region VIII - Eastern Visayas	3,489,000	191,000	3,680,000

Regional Office - VIII	3,489,000	191,000	3,680,000
Region IX - Zamboanga Peninsula	4,623,000	255,000	4,878,000

Regional Office - IX	4,623,000	255,000	4,878,000
Region X - Northern Mindanao	4,606,000	206,000	4,812,000

Regional Office - X	4,606,000	206,000	4,812,000
Region XI - Davao	3,864,000	386,000	4,250,000

Regional Office - XI	3,864,000	386,000	4,250,000
Region XII - SOCCSKSARGEN	4,800,000	653,000	5,453,000

Regional Office - XII	4,800,000	653,000	5,453,000
Region XIII - CARAGA	4,624,000	226,000	4,850,000

Regional Office - XIII	4,624,000	226,000	4,850,000
Support to the implementation of approved national, sectoral, regional and local population plans and programs	36,809,000	16,069,000	52,878,000

National Capital Region (NCR)	16,800,000	11,656,000	28,456,000

Central Office	16,638,000	11,408,000	28,046,000
National Capital Region	162,000	248,000	410,000
Region I - Ilocos	1,543,000	324,000	1,867,000

Regional Office - I	1,543,000	324,000	1,867,000
Cordillera Administrative Region (CAR)	1,543,000	375,000	1,918,000

Cordillera Administrative Region	1,543,000	375,000	1,918,000
Region II - Cagayan Valley	1,445,000	451,000	1,896,000

Regional Office - II	1,445,000	451,000	1,896,000

978	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region III - Central Luzon	1,544,000	316,000	1,860,000

Regional Office - III	1,544,000	316,000	1,860,000
Region IVA - CALABARZON	1,544,000	192,000	1,736,000

Regional Office - IVA	1,544,000	192,000	1,736,000
Region V - Bicol	1,514,000	362,000	1,876,000

Regional Office - V	1,514,000	362,000	1,876,000
Region VI - Western Visayas	1,544,000	405,000	1,949,000

Regional Office - VI	1,544,000	405,000	1,949,000
Region VII - Central Visayas	1,494,000	501,000	1,995,000

Regional Office - VII	1,494,000	501,000	1,995,000
Region VIII - Eastern Visayas	1,544,000	187,000	1,731,000

Regional Office - VIII	1,544,000	187,000	1,731,000
Region IX - Zamboanga Peninsula	1,445,000	220,000	1,665,000

Regional Office - IX	1,445,000	220,000	1,665,000
Region X - Northern Mindanao	1,544,000	417,000	1,961,000

Regional Office - X	1,544,000	417,000	1,961,000
Region XI - Davao	1,598,000	238,000	1,836,000

Regional Office - XI	1,598,000	238,000	1,836,000
Region XII - SOCCSKSARGEN	163,000	210,000	373,000

Regional Office - XII	163,000	210,000	373,000
Region XIII - CARAGA	1,544,000	215,000	1,759,000

Regional Office - XIII	1,544,000	215,000	1,759,000
Provision of grants, subsidies and contributions in support of population programs		195,068,000	195,068,000

National Capital Region (NCR)		53,190,000	53,190,000

Central Office		44,550,000	44,550,000
National Capital Region		8,640,000	8,640,000
Region I - Ilocos		6,293,000	6,293,000

Regional Office - I		6,293,000	6,293,000
Cordillera Administrative Region (CAR)		6,149,000	6,149,000

Cordillera Administrative Region		6,149,000	6,149,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	979
DEPARTMENT OF HEALTH

Region II - Cagayan Valley				5,500,000				5,500,000

Regional Office - II				5,500,000				5,500,000
Region III - Central Luzon				6,899,000				6,899,000

Regional Office - III				6,899,000				6,899,000
Region IVA - CALABARZON				18,457,000				18,457,000

Regional Office - IVA				18,457,000				18,457,000
Region V - Bicol				11,589,000				11,589,000

Regional Office - V				11,589,000				11,589,000
Region VI - Western Visayas				11,681,000				11,681,000

Regional Office - VI				11,681,000				11,681,000
Region VII - Central Visayas				9,756,000				8,756,000

Regional Office - VII				8,756,000				8,756,000
Region VIII - Eastern Visayas				11,554,000				11,554,000

Regional Office - VIII				11,554,000				11,554,000
Region IX - Zamboanga Peninsula				8,166,000				8,166,000

Regional Office - IX				8,166,000				8,166,000
Region X - Northern Mindanao				12,415,000				12,415,000

Regional Office - X				12,415,000				12,415,000
Region XI - Davao				8,086,000				8,086,000

Regional Office - XI				8,086,000				8,086,000
Region XII - SOCCSKSARGEN				17,070,000				17,070,000

Regional Office - XII				17,070,000				17,070,000
Region XIII - CARAGA				9,263,000				9,263,000

Regional Office - XIII				9,263,000				9,263,000

Sub-total, Operations		112,766,000		227,292,000				340,058,000

TOTAL NEW APPROPRIATIONS	P	186,927,000	P	289,917,000	P	15,510,000	P	492,354,000

980	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	113,073

Total Permanent Positions	113,073

Other Compensation Common to All
Personnel Economic Relief Allowance	7,656
Representation Allowance	2,580
Transportation Allowance	2,460
Clothing and Uniform Allowance	1,595
Mid-Year Bonus - Civilian	9,417
Year End Bonus	9,417
Cash Gift	1,595
Step Increment	278
Productivity Enhancement Incentive	1,595

Total Other Compensation Common to All	36,593

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	32,560

Total Other Compensation for Specific Groups	32,560

Other Benefits
PAG-IBIG Contributions	381
PhilHealth Contributions	1,106
Employees Compensation Insurance Premiums	381
Terminal Leave	2,833

Total Other Benefits	4,701

Total Personnel Services	186,927

Maintenance and Other Operating Expenses
Travelling Expenses	11,889
Training and Scholarship Expenses	24,932
Supplies and Materials Expenses	8,280
Utility Expenses	9,189
Communication Expenses	9,101
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,650
Professional Services	19,493
Repairs and Maintenance	3,358
Financial Assistance/Subsidy	195,068
Taxes, Insurance Premiums and Other Fees	1,409
Other Maintenance and Operating Expenses
Advertising Expenses	222
Printing and Publication Expenses	562
Transportation and Delivery Expenses	550
Rent/Lease Expenses	2,474
Membership Dues and Contributions to Organizations	55
Subscription Expenses	1,556

DECEMBER 29, 2017	OFFICIAL GAZETTE	981
DEPARTMENT OF HEALTH

Other Maintenance and Operating Expenses	129

Total Maintenance and Other Operating Expenses	289,917

Total Current Operating Expenditures	476,844

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	6,500
Machinery and Equipment Outlay	210
Transportation Equipment Outlay	8,800

Total Capital Outlays	15,510

TOTAL NEW APPROPRIATIONS	492,354

C. NATIONAL NUTRITION COUNCIL

For general administration and support, and operations, including locally-funded projects, as indicated hereunder	P	725,119,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	18,645,000	P	14,100,000	P	1,100,000	P	33,845,000
Operations		50,613,000		640,661,000				691,274,000

NATIONAL NUTRITION MANAGEMENT PROGRAM		50,613,000		640,661,000				691,274,000

TOTAL NEW APPROPRIATIONS	P	69,258,000	P	654,761,000	P	1,100,000	P	725,119,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

982	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	18,645,000	P	12,470,000	P	1,100,000	P	32,215,000
Human Resource Development				1,630,000				1,630,000

Sub-total, General Administration and Support		18,645,000		14,100,000		1,100,000		33,845,000

Operations
Improved access to quality nutrition and nutrition-sensitive services		50,613,000		640,661,000				691,274,000

NATIONAL NUTRITION MANAGEMENT PROGRAM		50,613,000		640,661,000				691,274,000

Nutrition policy, standards, plan and program development and coordination		9,193,000		714,000				9,907,000
Philippine food and nutrition surveillance		6,220,000		14,711,000				20,931,000
Promotion of good nutrition		5,326,000		98,862,000				104,188,000
Assistance to national, local nutrition and related programs		29,874,000		156,431,000				186,305,000
Project(s)
Locally-Funded Project(s)				369,943,000				369,943,000

ECCD/Nutrition Intervention Package for the First 1000 days (NIP/First 1000 Days)				369,943,000				369,943,000

Sub-total, Operations		50,613,000		640,661,000				691,274,000

TOTAL NEW APPROPRIATIONS	P	69,258,000	P	654,761,000	P	1,100,000	P	725,119,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	44,362

Total Permanent Positions	44,362

Other Compensation Common to All
Personnel Economic Relief Allowance	2,472
Representation Allowance	1,290
Transportation Allowance	1,290
Clothing and Uniform Allowance	515
Mid-Year Bonus - Civilian	3,696
Year End Bonus	3,696
Cash Gift	515

DECEMBER 29, 2017	OFFICIAL GAZETTE	983
DEPARTMENT OF HEALTH

Step Increment	111
Productivity Enhancement Incentive	515

Total Other Compensation Common to All	14,100

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	10,197

Total Other Compensation for Specific Groups	10,197

Other Benefits
PAG-IBIG Contributions	123
PhilHealth Contributions	354
Employees Compensation Insurance Premiums	122

Total Other Benefits	599

Total Personnel Services	69,258

Maintenance and Other Operating Expenses
Travelling Expenses	73,018
Training and Scholarship Expenses	174,162
Supplies and Materials Expenses	25,678
Utility Expenses	2,264
Communication Expenses	6,608
Awards/Rewards and Prizes	12,076
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	25
Professional Services	93,805
General Services	3,671
Repairs and Maintenance	1,550
Taxes, Insurance Premiums and Other Fees	938
Other Maintenance and Operating Expenses
Advertising Expenses	212,454
Printing and Publication Expenses	18,048
Representation Expenses	21,121
Transportation and Delivery Expenses	400
Rent/Lease Expenses	1,132
Subscription Expenses	233
Other Maintenance and Operating Expenses	7,578

Total Maintenance and Other Operating Expenses	654,761

Total Current Operating Expenditures	724,019

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	1,100

Total Capital Outlays	1,100

TOTAL NEW APPROPRIATIONS	725,119

984	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

GENERAL SUMMARY

DEPARTMENT OF HEALTH

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	P	33,898,293,000	P	40,897,030,000	P	31,286,773,000	P	106,082,096,000
B. COMMISSION ON POPULATION		186,927,000		289,917,000		15,510,000		492,354,000
C. NATIONAL NUTRITION COUNCIL		69,258,000		654,761,000		1,100,000		725,119,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF HEALTH	P	34,154,478,000	P	41,841,708,000	P	31,303,383,000	P	107,299,569,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	985
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

XIV. DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s) as indicated hereunder	P4,712,323,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	331,637,000	P	183,324,000	P	139,887,000	P	654,848,000
Support to Operations		5,830,000		25,968,000		7,135,000		38,933,000
Operations		190,134,000		2,929,427,000		898,981,000		4,018,542,000

ICT GOVERNANCE PROGRAM		110,467,000		227,437,000		438,723,000		776,627,000
ICT SYSTEMS AND INFOSTRUCTURE DEVELOPMENT, MANAGEMENT, AND ADVISORY PROGRAM		44,965,000		2,554,427,090		324,354,000		2,923,746,000
ICT CAPACITY DEVELOPMENT AND MANAGEMENT PROGRAM		34,702,000		147,563,000		135,904,000		318,169,000

TOTAL NEW APPROPRIATIONS	P	527,601,000	P	3,138,719,000	P	1,046,003,000	P	4,712,323,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	324,725,000	P	180,526,000	P	139,887,000	P	645,138,000

National Capital Region (NCR)		324,725,000		180,526,000		139,887,000		645,138,000

Central Office		324,725,000		180,526,000		139,887,000		645,138,000

986	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Organization and Human Resource Management and Development	6,912,000	2,798,000		9,710,000

National Capital Region (NCR)	6,912,000	2,798,000		9,710,000

Central Office	6,912,000	2,798,000		9,710,000

Sub-total, General Administration and Support	331,637,000	183,324,000	139,887,000	654,848,000

Support to Operations
Internal Support Management Program	4,535,000	3,903,000		8,438,000

National Capital Region (NCR)	4,535,000	3,903,000		8,438,000

Central Office	4,535,000	3,903,000		8,438,000
Internal Systems and Standards Development and Management Program	1,295,000	22,065,000	7,135,000	30,495,000

National Capital Region (NCR)	1,295,000	22,065,000	7,135,000	30,495,000

Central Office	1,295,000	22,065,000	7,135,000	30,495,000

Sub-total, Support to Operations	5,830,000	25,968,000	7,135,000	38,933,000

Operations
An innovative, safe and happy nation that thrives through and is enabled by the extensive utilization of Information and Communications Technology	190,134,000	2,929,427,000	898,981,000	4,018,542,000

ICT GOVERNANCE PROGRAM	110,467,000	227,437,000	438,723,000	776,627,000

ICT Plans Development and Management	18,420,000	21,122,000		39,542,000

National Capital Region (NCR)	18,420,000	21,122,000		39,542,000

Central Office	18,420,000	21,122,000		39,542,000

ICT and Cybersecurity Policies Development and Management	92,047,000	156,315,000	438,723,000	687,085,000

National Capital Region (NCR)	92,047,000	156,315,000	438,723,000	687,085,000

Central Office	92,047,000	156,315,000	438,723,000	687,085,000

Project(s)
Locally-Funded Project(s)		50,000,000		50,000,000

National ICT Household Survey		50,000,000		50,000,000

National Capital Region (NCR)		50,000,000		50,000,000

Central Office		50,000,000		50,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	987
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

ICT SYSTEMS AND INFOSTRUCTURE DEVELOPMENT, MANAGEMENT, AND ADVISORY PROGRAM	44,965,000	2,554,427,000	324,354,000	2,923,746,000

INNOVATION AND DEVELOPMENT SUB-PROGRAM	7,824,000	2,398,402,000	238,786,000	2,645,012,000

ICT Systems and Infostructure Development	7,824,000	89,964,000	227,830,000	325,618,000

National Capital Region (NCR)	7,824,000	89,964,000	227,830,000	325,618,000

Central Office	7,824,000	89,964,000	227,830,000	325,618,000

Project(s)
Locally-Funded Project(s)		2,308,438,000	10,956,000	2,319,394,000

National Government Data Center Infrastructure		206,790,000		206,790,000

National Capital Region (NCR)		206,790,000		206,790,000

Central Office		206,790,000		206,790,000
Free Internet Wi-Fi Connectivity in Public Places		1,362,700,000		1,362,700,000

National Capital Region (NCR)		1,362,700,000		1,362,700,000

Central Office		1,362,700,000		1,362,700,000
Free Internet Wi-Fi Connectivity in State Universities and Colleges		327,000,000		327,000,000

National Capital Region (NCR)		327,000,000		327,000,000

Central Office		327,000,000		327,000,000
National Broadband Plan		50,621,000		50,621,000

National Capital Region (NCR)		50,621,000		50,621,000

Central Office		50,621,000		50,621,000
National Government Portal		361,327,000	10,956,000	372,283,000

National Capital Region (NCR)		361,327,000	10,956,000	372,283,000

Central Office		361,327,000	10,956,000	372,283,000
IMPLEMENTATION MANAGEMENT AND OPERATIONS SUB-PROGRAM	37,141,000	156,025,000	85,568,000	278,734,000

ICT Systems and Infostructure Management Services	37,141,000	156,025,000	85,568,000	278,734,000

National Capital Region (NCR)	37,141,000	156,025,000	85,568,000	278,734,000

Central Office	37,141,000	156,025,000	85,568,000	278,734,000

988	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

ICT CAPACITY DEVELOPMENT AND MANAGEMENT PROGRAM		34,702,000		147,563,000		135,904,000		318,169,000

ICT Literacy Development and Management		31,861,000		2,728,000				34,589,000

National Capital Region (NCR)		31,861,000		2,728,000				34,589,000

Central Office		31,861,000		2,728,000				34,589,000
ICT Industry and Countryside Development		2,841,000		144,835,000		135,904,000		283,580,000

National Capital Region (NCR)		2,841,000		144,835,000		135,904,000		283,580,000

Central Office		2,841,000		144,835,000		135,904,000		283,580,000

Sub-total, Operations		190,134,000		2,929,427,000		898,981,000		4,018,542,000

TOTAL NEW APPROPRIATIONS	P	527,601,000	P	3,138,719,000	P	1,046,003,000	P	4,712,323,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	312,441

Total Permanent Positions	312,441

Other Compensation Common to All
Personnel Economic Relief Allowance	24,240
Representation Allowance	3,120
Transportation Allowance	3,120
Clothing and Uniform Allowance	5,050
Mid-Year Bonus - Civilian	26,037
Year End Bonus	26,037
Cash Gift	5,050
Step Increment	781
Productivity Enhancement Incentive	5,050

Total Other Compensation Common to All	98,485

Other Compensation for Specific Groups
Magna Carta for Science and Technology Personnel	111,288

Total Other Compensation for Specific Groups	111,288

DECEMBER 29, 2017	OFFICIAL GAZETTE	989
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Other Benefits
PAG-IBIG Contributions	1,212
PhilHealth Contributions	2,963
Employees Compensation Insurance Premiums	1,212

Total Other Benefits	5,387

Total Personnel Services	527,601

Maintenance and Other Operating Expenses
Travelling Expenses	60,650
Training and Scholarship Expenses	251,038
Supplies and Materials Expenses	88,727
Utility Expenses	60,113
Communication Expenses	27,726
Survey, Research, Exploration and Development Expenses	141
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,500
Professional Services	347,308
General Services	37,869
Repairs and Maintenance	143,015
Taxes, Insurance Premiums and Other Fees	2,450
Other Maintenance and Operating Expenses
Advertising Expenses	257
Printing and Publication Expenses	7,585
Representation Expenses	18,023
Transportation and Delivery Expenses	535
Rent/Lease Expenses	73,929
Membership Dues and Contributions to Organizations	298
Subscription Expenses	1,870,091
Other Maintenance and Operating Expenses	147,464

Total Maintenance and Other Operating Expenses	3,138,719

Total Current Operating Expenditures	3,666,320

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	764
Buildings and Other Structures	100,731
Machinery and Equipment Outlay	539,755
Transportation Equipment Outlay	20,690
Furniture, Fixtures and Books Outlay	6,000
Intangible Assets Outlay	378,063

Total Capital Outlays	1,046,003

TOTAL NEW APPROPRIATIONS	4,712,323

B. CYBERCRIME INVESTIGATION AND COORDINATION CENTER

For general administration and support, and operations, as indicated hereunder	P	19,722,000

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GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	P	8,461,000	P	1,081,000		P	9,542,000
Operations				10,180,000			10,180,000

CYBERCRIME PREVENTION, INVESTIGATION AND COORDINATION PROGRAM				10,180,000			10,180,000

TOTAL NEW APPROPRIATIONS	P	8,461,000	P	11,261,000		P	19,722,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	P	8,461,000	P	1,081,000		P	9,542,000

Sub-total, General Administration and Support		8,461,000		1,081,000			9,542,000

Operations
Cybercrime prevention, investigation and coordination strengthened				10,180,000			10,180,000

CYBERCRIME PREVENTION, INVESTIGATION AND COORDINATION PROGRAM				10,180,000			10,180,000

Formulation, coordination, and monitoring of cybercrime plans and policies				10,180,000			10,180,000

Sub-total, Operations				10,180,000			10,180,000

TOTAL NEW APPROPRIATIONS	P	8,461,000	P	11,261,000		P	19,722,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	991
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Creation of New Positions	8,461

Total Permanent Positions	8,461

Total Personnel Services	8,461

Maintenance and Other Operating Expenses
Travelling Expenses	1,080
Training and Scholarship Expenses	2,474
Supplies and Materials Expenses	480
Utility Expenses	410
Communication Expenses	351
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	117
Professional Services	2,081
Taxes, Insurance Premiums and Other Fees	53
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,000
Representation Expenses	350
Rent/Lease Expenses	105
Subscription Expenses	350
Other Maintenance and Operating Expenses	2,410

Total Maintenance and Other Operating Expenses	11,261

Total Current Operating Expenditures	19,722

TOTAL NEW APPROPRIATIONS	19,722

C. NATIONAL PRIVACY COMMISSION

For general administration and support, and operations, as indicated hereunder	P150,826,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	P	27,979,000	P	60,740,000		P	88,719,000

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Operations		21,767,000		40,340,000		62,107,000

REGULATORY AND ENFORCEMENT PROGRAM		21,767,000		40,340,000		62,107,000

TOTAL NEW APPROPRIATIONS	P	49,746,000	P	101,080,000	P	150,826,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	P	27,979,000	P	60,740,000		P	88,719,000

Sub-total, General Administration and Support		27,979,000		60,740,000			88,719,000

Operations
Privacy and data security in information and communication systems supported and enhanced		21,767,000		40,340,000			62,107,000

REGULATORY AND ENFORCEMENT PROGRAM		21,767,000		40,340,000			62,107,000

Regulation and Enforcement of Privacy and Data Security in Information and Communication Systems		21,767,000		40,340,000			62,107,000

Sub-total, Operations		21,767,000		40,340,000			62,107,000

TOTAL NEW APPROPRIATIONS	P	49,746,000	P	101,080,000		P	150,826,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	38,384

Total Permanent Positions	38,384

DECEMBER 29, 2017	OFFICIAL GAZETTE	993
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Other Compensation Common to All
Personnel Economic Relief Allowance	1,608
Representation Allowance	912
Transportation Allowance	912
Clothing and Uniform Allowance	335
Mid-Year Bonus - Civilian	3,199
Year End Bonus	3,199
Cash Gift	335
Step Increment	96
Productivity Enhancement Incentive	335

Total Other Compensation Common to All	10,931

Other Benefits
PAG-IBIG Contributions	80
PhilHealth Contributions	271
Employees Compensation Insurance Premiums	80

Total Other Benefits	431

Total Personnel Services	49,746

Maintenance and Other Operating Expenses
Travelling Expenses	8,174
Training and Scholarship Expenses	3,758
Supplies and Materials Expenses	10,720
Utility Expenses	4,850
Communication Expenses	3,018
Awards/Rewards and Prizes	500
Survey, Research, Exploration and Development Expenses	800
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	600
Extraordinary and Miscellaneous Expenses	1,155
Professional Services	11,200
General Services	4,345
Repairs and Maintenance	4,185
Taxes, Insurance Premiums and Other Fees	980
Labor and Mages	12,000
Other Maintenance and Operating Expenses
Advertising Expenses	5,500
Printing and Publication Expenses	4,750
Representation Expenses	6,095
Transportation and Delivery Expenses	150
Rent/Lease Expenses	12,000
Membership Dues and Contributions to Organizations	600
Subscription Expenses	5,200
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	101,080

Total Current Operating Expenditures	150,826

TOTAL NEW APPROPRIATIONS	150,826

994	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

D. NATIONAL TELECOMMUNICATIONS COMMISSION

For general administration and support, and operations, as indicated hereunder	P489,472,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	44,078,000	P	59,880,000	P	8,100,000	P	112,058,000
Operations		200,660,000		83,262,000		93,492,000		377,414,000

RADIO COMMUNICATIONS, BROADCAST AND TELECOMMUNICATIONS MANAGEMENT AND ENFORCEMENT PROGRAM		200,660,000		83,262,000		93,492,000		377,414,000

TOTAL NEW APPROPRIATIONS	P	244,738,000	P	143,142,000	P	101,592,000	P	489,472,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	P	42,515,000	P	59,880,000	P	8,100,000	P	110,495,000

National Capital Region (NCR)		42,515,000		59,880,000		8,100,000		110,495,000

Central Office		42,303,000		59,880,000		8,100,000		110,283,000
Regional Office - NCR		212,000						212,000
Administration of Personnel Benefits		1,563,000						1,563,000

National Capital Region (NCR)		1,563,000						1,563,000

Central Office		1,563,000						1,563,000

Sub-total, General Administration and Support		44,078,000		59,880,000		8,100,000		112,058,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	995
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Operations
Healthy competitive public telecommunications and broadcast environment fostered and safety in maritime and aeronautical navigation ensured resulting to public safety and satisfaction	200,660,000	83,262,000	93,492,000	377,414,000

RADIO COMMUNICATIONS, BROADCAST AND TELECOMMUNICATIONS MANAGEMENT AND ENFORCEMENT PROGRAM	200,660,000	83,262,000	93,492,000	377,414,000

Regulation of radio communications, broadcast, and telecommunications facilities	174,647,000	74,714,000	93,492,000	342,853,000

National Capital Region (NCR)	27,064,000	24,308,000	25,290,000	76,662,000

Central Office	15,395,000	7,589,000	500,000	23,484,000
Regional Office - NCR	11,669,000	16,719,000	24,790,000	53,178,000
Region I - Ilocos	9,444,000	3,456,000	16,000,000	28,900,000

Regional Office - I	9,444,000	3,456,000	16,000,000	28,900,000
Cordillera Administrative Region (CAR)	10,298,000	4,185,000	1,250,000	15,733,000

Regional Office - CAR	10,298,000	4,185,000	1,250,000	15,733,000
Region II - Cagayan Valley	10,885,000	3,381,000	1,250,000	15,516,000

Regional Office - II	10,885,000	3,381,000	1,250,000	15,516,000
Region III - Central Luzon	10,782,000	3,779,000	2,874,000	17,435,000

Regional Office - III	10,782,000	3,779,000	2,874,000	17,435,000
Region IVA - CALABARZON	14,372,000	3,805,000	17,100,000	35,277,000

Regional Office - IVA	14,372,000	3,805,000	17,100,000	35,277,000
Region V - Bicol	11,425,000	3,676,000	150,000	15,251,000

Regional Office - V	11,425,000	3,676,000	150,000	15,251,000
Region VI - Western Visayas	11,447,000	3,784,000	4,790,000	20,021,000

Regional Office - VI	11,447,000	3,784,000	4,790,000	20,021,000
Region VII - Central Visayas	12,242,000	3,711,000	150,000	16,103,000

Regional Office - VII	12,242,000	3,711,000	150,000	16,103,000
Region VIII - Eastern Visayas	10,899,000	3,531,000	1,774,000	16,204,000

Regional Office - VIII	10,899,000	3,531,000	1,774,000	16,204,000
Region IX - Zamboanga Peninsula	11,699,000	3,291,000	150,000	15,140,000

Regional Office - IX	11,699,000	3,291,000	150,000	15,140,000

996	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region X - Northern Mindanao		10,756,000		3,698,000		1,250,000		15,704,000

Regional Office - X		10,756,000		3,698,000		1,250,000		15,704,000
Region XI - Davao		9,449,000		3,467,000		3,690,000		16,606,000

Regional Office - XI		9,449,000		3,467,000		3,690,000		16,606,000
Region XII - SOCCSKSARGEN		7,885,000		3,321,000		16,000,000		27,206,000

Regional Office - XII		7,885,000		3,321,000		16,000,000		27,206,000
Region XIII - CARAGA		6,000,000		3,321,000		1,774,000		11,095,000

Regional Office - XIII		6,000,000		3,321,000		1,774,000		11,095,000
Adjudication of cases and applications for Certificates of Public Convenience and Necessity (CPCN) for telecom service providers and Certificates of Public Convenience (CPC) for broadcast service providers		26,013,000		8,548,000				34,561,000

National Capital Region (NCR)		26,013,000		8,548,000				34,561,000

Central Office		26,013,000		8,548,000				34,561,000

Sub-total, Operations		200,660,000		83,262,000		93,492,000		377,414,000

TOTAL NEW APPROPRIATIONS	P	244,738,000	P	143,142,000	P	101,592,000	P	489,472,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	182,485

Total Permanent Positions	182,485

Other Compensation Common to All
Personnel Economic Relief Allowance	11,952
Representation Allowance	4,152
Transportation Allowance	3,432
Clothing and Uniform Allowance	2,490
Mid-Year Bonus - Civilian	15,209
Year End Bonus	15,209
Cash Gift	2,490

DECEMBER 29, 2017	OFFICIAL GAZETTE	997
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Step Increment	455
Productivity Enhancement Incentive	2,490

Total Other Compensation Common to All	57,879

Other Benefits
PAG-IBIG Contributions	598
PhilHealth Contributions	1,615
Employees Compensation Insurance Premiums	598
Terminal Leave	1,563

Total Other Benefits	4,374

Total Personnel Services	244,738

Maintenance and Other Operating Expenses
Travelling Expenses	15,811
Training and Scholarship Expenses	6,581
Supplies and Materials Expenses	20,557
Utility Expenses	17,288
Communication Expenses	8,112
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,582
Professional Services	23,281
General Services	24,842
Repairs and Maintenance	11,751
Taxes, Insurance Premiums and Other Fees	4,653
Other Maintenance and Operating Expenses
Advertising Expenses	382
Printing and Publication Expenses	11
Representation Expenses	2,380
Transportation and Delivery Expenses	24
Rent/Lease Expenses	2,472
Membership Dues and Contributions to Organizations	80
Subscription Expenses	279
Donations	6
Other Maintenance and Operating Expenses	3,050

Total Maintenance and Other Operating Expenses	143,142

Total Current Operating Expenditures	387,880

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	7,000
Machinery and Equipment Outlay	83,592
Transportation Equipment Outlay	11,000

Total Capital Outlays	101,592

TOTAL NEW APPROPRIATIONS	489,472

998	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

GENERAL SUMMARY

DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	P	527,601,000	P	3,138,719,000	P	1,046,003,000	P	4,712,323,000
B. CYBERCRIME INVESTIGATION AND COORDINATION CENTER		8,461,000		11,261,000				19,722,000
C. NATIONAL PRIVACY COMMISSION		49,746,000		101,080,000				150,826,000
D. NATIONAL TELECOMMUNICATIONS COMMISSION		244,738,000		143,142,000		101,592,000		489,472,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY	P	830,546,000	P	3,394,202,000	P	1,147,595,000	P	5,372,343,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	999
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

XV. DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded and foreign assisted projects, as indicated hereunder	P5,465,459,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	285,173,000	P	207,585,000	P		P	492,758,000
Support to Operations		97,435,000		18,662,000				116,097,000
Operations		2,403,980,000		2,404,524,000		48,100,000		4,856,604,000

LOCAL GOVERNMENT EMPOWERMENT PROGRAM		2,403,980,000		1,376,398,000		48,100,000		3,828,478,000
LOCAL GOVERNMENT PERFORMANCE OVERSIGHT AND RECOGNITION AND INCENTIVES PROGRAM				1,028,126,000				1,028,126,000

TOTAL NEW APPROPRIATIONS	P	2,786,588,000	P	2,630,771,000	P	48,100,000	P	5,465,459,000

Special Provision(s)

1. Performance-Based Challenge Fund. The amount of One Billion Three Million Seven Hundred Thousand Pesos (P1,003,700,000) appropriated herein for the Performance-Based Challenge Fund shall cover the financial subsidy to qualified LGUs under the Local Governance Performance Management Program for the implementation of priority projects to ensure compliance by the LGUs with the Ecological Solid Waste Management Act of 2000 and Philippine Disaster Risk Reduction Management Act of 2010, enhance transparency and accountability in all local government transactions, and maintain core road network to boost tourism and local economic development.

The Department of the Interior and Local Government (DILG) shall submit its quarterly reports on financial and physical accomplishments with electronic signature to the DBM, through the unified reporting system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on DILG website for a period of three (3) years. The Secretary of the Interior and Local Government shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Support for the Local Governance Program. The amount of Two Hundred Fifty Million Pesos (P250,000,000) appropriated herein for the Support for the Local Governance Program shall be used to: (i) ensure, among others, that the Local Development Council in LGUs at all levels are fully functional and shall comply with the requirements provided in Title VI of R.A. No. 7160; and (ii) ensure that all local development investment programs are aligned with the results matrix of the Philippine Development Plan.

The DILG shall submit its quarterly reports on financial and physical accomplishments with electronic signature to the DBM, through the unified reporting system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on DILG website for a period of three (3) years. The Secretary of the Interior and Local Government shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

3. Implementation of Environmental Laws. The local government units shall be primarily responsible for the implementation and enforcement of environmental laws, including but not limited to the Philippine Clean Air Act, the Philippine Clean Mater Act, the Ecological Solid Haste Management Act and the National Pollution Control Decree within their respective jurisdiction.

The LGUs shall implement the air quality standards, including the noise standards, set by the Department of Environment and Natural Resources (DENR).

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4. Comprehensive Land Use Plan of LGUs. The LGUs, with the assistance of the DILG, shall take into consideration the vulnerability and risk assessment of the DENR in developing the comprehensive land use plan and in enacting the appropriate zoning ordinances.

5. Local Disaster Risk Reduction and Management Office. The DILG shall ensure the creation of the Local Disaster Risk Reduction and Management Office (LDRRMO) in all LGUs pursuant to R.A. No. 10121 or the Philippine Disaster Risk Reduction and Management Act of 2010.

6. Council for the Promotion of Culture and the Arts. The DILG shall ensure the establishment of a council whose purpose is the promotion of culture and the arts in all provinces, cities and municipalities, pursuant to R.A. No. 7160 or the Local Government Code.

7. Evacuation Centers. In the design and construction of evacuation centers, the DILG shall ensure that the centers can withstand wind speed of three hundred (300) kilometers per hour and moderate seismic activity of at least 8.0 magnitude on the richter scale: utilize natural ventilation and rainwater through the inclusion of a rainwater catchment/harvesting system; and include facilities for the special needs of women, children, the elderly, persons with disabilities (PNDs) and such other physical provisions guaranteeing a humane condition for evacuees. In the selection of sites, the DILG shall consider site stability and susceptibility to landslide or flooding based on the latest vulnerability, risk assessment and geohazard maps of the DENR. No center shall be located on a no-build zone.

The evacuation centers shall be turned over to the LGU concerned which shall be responsible for the maintenance and operation of the centers. (CONDITIONAL IMPLEMENTATION- President’s Veto Message, December 19, 2017, Volume I-B, page 652, R.A. No. 10964)

8. Prohibition Against New Illegal Structures. The DILG shall ensure that municipal or city government units and barangays shall prevent the construction of any kind of illegal dwelling unit or structures within their respective localities.

The head of any local government unit who allows, abets or otherwise tolerates the construction of any structure in violation of this section shall be liable to administrative sanctions under existing laws and to penal sanctions provided for under R.A. No. 7279.

9. Containment of the Cleared Areas. The concerned LGUs shall be responsible for preventing the construction of any kind of structures or illegal dwelling units in the areas that have been cleared and shall ensure that the vacated areas are not reoccupied. In case of waterways that have been cleared, it shall maintain at least three (3) meters clearance from the riverbanks (easement). No permit for residential or other purposes shall be issued for the site by any government agency or instrumentality. The concerned LGUs, through the National Prosecution Service of the Department of Justice (DOJ), shall also exercise their power to prosecute professional squatters or members of a squatting syndicate and any individual or group who will occupy or cause other persons to occupy the cleared areas. LGU officials who failed to implement this provision shall be held liable under existing laws.

10. Community Early Warning System. The DILG shall ensure that local government units establish and maintain an efficient and effective early warning system to enable the individuals and communities threatened by typhoon, flood, tsunami and other impending hazards to respond in a timely manner to reduce the possibility of harm or loss.

11. Mandatory Drills. The DILG shall require the local government units to conduct regular evacuation drills in coastal communities that are at risk of storm surges and landslides to help ascertain proper response during actual natural disasters. These drills should simulate real emergencies and/or circumstances which will prepare and train their respective constituents on basic survival skills.

12. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects, by Operating Units

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	155,535,000	P	207,585,000	P	P	363,120,000

National Capital Region (NCR)		155,535,000		207,585,000			363,120,000

Central Office		155,535,000		207,585,000			363,120,000
Administration of Personnel Benefits		129,638,000					129,638,000

National Capital Region (NCR)		129,638,000					129,638,000

Central Office		129,638,000					129,638,000

Sub-total, General Administration and Support		285,173,000		207,585,000			492,758,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1001
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Support to Operations
Development of policies, programs, and standards for local government capacity development and performance oversight	97,435,000	18,662,000		116,097,000

National Capital Region (NCR)	97,435,000	18,662,000		116,097,000

Central Office	97,435,000	18,662,000		116,097,000

Sub-total, Support to Operations	97,435,000	18,662,000		116,097,000

Operations
Local Governance Improved	2,403,980,000	2,404,524,000	48,100,000	4,856,604,000

LOCAL GOVERNMENT EMPOWERMENT PROGRAM	2,403,980,000	1,376,398,000	48,100,000	3,828,478,000

Supervision and Development of Local Governments	2,385,760,000	378,723,000		2,764,483,000

National Capital Region (NCR)	130,407,000	21,854,000		152,261,000

Regional Office - NCR	130,407,000	21,854,000		152,261,000
Region I - Ilocos	162,830,000	23,801,000		186,631,000

Regional Office - I	162,830,000	23,801,000		186,631,000
Cordillera Administrative Region (CAR)	135,864,000	22,257,000		158,121,000

Regional Office - CAR	135,864,000	22,257,000		158,121,000
Region II - Cagayan Valley	137,042,000	23,399,000		160,441,000

Regional Office - II	137,042,000	23,399,000		160,441,000
Region III - Central Luzon	179,983,000	24,100,000		204,083,000

Regional Office - III	179,983,000	24,100,000		204,083,000
Region IVA - CALABARZON	197,584,000	26,089,000		223,673,000

Regional Office - IVA	197,584,000	26,089,000		223,673,000
Region IVB - MIMAROPA	118,850,000	21,946,000		140,796,000

Regional Office - IVB	118,850,000	21,946,000		140,796,000
Region V - Bicol	176,750,000	23,533,000		200,283,000

Regional Office - V	176,750,000	23,533,000		200,283,000
Region VI - Western Visayas	211,216,000	24,260,000		235,476,000

Regional Office - VI	211,216,000	24,260,000		235,476,000
Region VII - Central Visayas	187,728,000	23,971,000		211,699,000

Regional Office - VII	187,728,000	23,971,000		211,699,000

1002	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region VIII - Eastern Visayas	188,140,000	23,779,000	211,919,000

Regional Office - VIII	188,140,000	23,779,000	211,919,000
Region IX - Zamboanga Peninsula	99,636,000	24,360,000	123,996,000

Regional Office - IX	99,636,000	24,360,000	123,996,000
Region X - Northern Mindanao	144,251,000	26,233,000	170,484,000

Regional Office - X	144,251,000	26,233,000	170,484,000
Region XI - Davao	103,083,000	22,612,000	125,695,000

Regional Office - XI	103,083,000	22,612,000	125,695,000
Region XII - SOCCSKSARGEN	101,017,000	24,685,000	125,702,000

Regional Office - XII	101,017,000	24,685,000	125,702,000
Region XIII - CARAGA	111,379,000	21,844,000	133,223,000

Regional Office - XIII	111,379,000	21,844,000	133,223,000
Strengthening of Peace and Orders Councils (POCs)		165,890,000	165,890,000

National Capital Region (NCR)		158,221,000	158,221,000

Central Office		157,583,000	157,583,000
Regional Office - NCR		638,000	638,000
Region I - Ilocos		491,000	491,000

Regional Office - I		491,000	491,000
Cordillera Administrative Region (CAR)		367,000	367,000

Regional Office - CAR		367,000	367,000
Region II - Cagayan Valley		440,000	440,000

Regional Office - II		440,000	440,000
Region III - Central Luzon		593,000	593,000

Regional Office - III		593,000	593,000
Region IVA - CALABARZON		350,000	350,000

Regional Office - IVA		350,000	350,000
Region IVB - MIMAROPA		344,000	344,000

Regional Office - IVB		344,000	344,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1003
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Region V - Bicol		368,000		368,000

Regional Office - V		368,000		368,000
Region VI - Western Visayas		575,000		575,000

Regional Office - VI		575,000		575,000
Region VII - Central Visayas		590,000		590,000

Regional Office - VII		590,000		590,000
Region VIII - Eastern Visayas		603,000		603,000

Regional Office - VIII		603,000		603,000
Region IX - Zamboanga Peninsula		392,000		392,000

Regional Office - IX		392,000		392,000
Region X - Northern Mindanao		547,000		547,000

Regional Office - X		547,000		547,000
Region XI - Davao		608,000		608,000

Regional Office - XI		608,000		608,000
Region XII - SOCCSKSARGEN		1,028,000		1,028,000

Regional Office - XII		1,028,000		1,028,000
Region XIII - CARAGA		373,000		373,000

Regional Office - XIII		373,000		373,000
PROJECT(S)
Locally-Funded Project(s)	18,220,000	814,985,000	48,100,000	881,305,000

Support for Local Governance Program		250,000,000		250,000,000

National Capital Region (NCR)		250,000,000		250,000,000

Central Office		250,000,000		250,000,000

Civil Society Organization/Peoples Participation Partnership Program		17,238,000		17,238,000

National Capital Region (NCR)		17,238,000		17,238,000

Central Office		17,238,000		17,238,000
911 Emergency Services	18,220,000	4,165,000		22,385,000

National Capital Region (NCR)	18,220,000	4,165,000		22,385,000

Central Office	18,220,000	4,165,000		22,385,000

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GENERAL APPROPRIATIONS ACT, FY 2018

Development and Enhancement of LGU 201 Profile System	2,300,000	32,790,000	35,090,000

National Capital Region (NCR)	2,300,000	32,790,000	35,090,000

Central Office	2,300,000	32,790,000	35,090,000
Enhancement of Barangay Information System	9,850,000	1,650,000	11,500,000

National Capital Region (NCR)	9,850,000	1,650,000	11,500,000

Central Office	9,850,000	1,650,000	11,500,000
Enhancement of Programs and Projects Management System	10,052,000	360,000	10,412,000

National Capital Region (NCR)	10,052,000	360,000	10,412,000

Central Office	10,052,000	360,000	10,412,000
Anti-Illegal Drugs Information System	1,380,000	13,300,000	14,680,000

National Capital Region (NCR)	1,380,000	13,300,000	14,680,000

Central Office	1,380,000	13,300,000	14,680,000
Improve LGU Competitiveness and Ease of Doing Business	40,000,000		40,000,000

National Capital Region (NCR)	40,000,000		40,000,000

Central Office	40,000,000		40,000,000
Continuing Enhancement Capacity of PLEBs and PMO National Office Monitoring and Operations Center	100,000,000		100,000,000

National Capital Region (NCR)	100,000,000		100,000,000

Central Office	100,000,000		100,000,000
Strengthening of Anti-Drug Abuse Councils (ADACs)	150,000,000		150,000,000

National Capital Region (NCR)	150,000,000		150,000,000

Central Office	150,000,000		150,000,000
Transition to Federalism	100,000,000		100,000,000

National Capital Region (NCR)	100,000,000		100,000,000

Central Office	100,000,000		100,000,000
National Advocacy for the Prevention of Illegal Drugs, Criminality, Corruption and Violent Extremism	130,000,000		130,000,000

National Capital Region (NCR)	130,000,000		130,000,000

Central Office	130,000,000		130,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1005
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Foreign-Assisted Project(s)				16,800,000				16,800,000

Disaster Risk Management - Institutional Strengthening (DRN-IS) Technical Assistance Project				16,800,000				16,800,000

National Capital Region (NCR)				16,800,000				16,800,000

Central Office				16,800,000				16,800,000
LOCAL GOVERNMENT PERFORMANCE OVERSIGHT AND RECOGNITION AND INCENTIVES PROGRAM				1,028,126,000				1,028,126,000

Local Governance Performance Management Program- Performance-Based Challenge Fund for Local Government Units				1,003,700,000				1,003,700,000

National Capital Region (NCR)				1,003,700,000				1,003,700,000

Central Office				1,003,700,000				1,003,700,000
Locally-Funded Project(s)				24,426,000				24,426,000

Lupong Tagapamayapa Incentives Awards				4,426,000				4,426,000

National Capital Region (NCR)				4,426,000				4,426,000

Central Office				4,426,000				4,426,000
Manila Bay Clean-Up				20,000,000				20,000,000

National Capital Region (NCR)				20,000,000				20,000,000

Central Office				20,000,000				20,000,000

Sub-total, Operations		2,403,980,000		2,404,524,000		48,100,000		4,856,604,000

TOTAL NEW APPROPRIATIONS	P	2,786,588,000	P	2,630,771,000	P	48,100,000	P	5,465,459,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,026,527

Total Permanent Positions	2,026,527

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GENERAL APPROPRIATIONS ACT, FY 2018

Other Compensation Common to All
Personnel Economic Relief Allowance	103,104
Representation Allowance	36,264
Transportation Allowance	36,264
Clothing and Uniform Allowance	21,480
Mid-Year Bonus - Civilian	168,877
Year End Bonus	168,877
Cash Gift	21,480
Step Increment	5,066
Productivity Enhancement Incentive	21,480

Total Other Compensation Common to All	582,892

Other Benefits
PAG-IBIG Contributions	5,156
PhilHealth Contributions	16,484
Employees Compensation Insurance Premiums	5,156
Retirement Gratuity	93,904
Loyalty Award	2,515
Terminal Leave	35,734

Total Other Benefits	158,949

Non-Permanent Positions	18,220

Total Personnel Services	2,786,588

Maintenance and Other Operating Expenses
Travelling Expenses	171,228
Training and Scholarship Expenses	444,289
Supplies and Materials Expenses	135,038
Utility Expenses	97,686
Communication Expenses	163,239
Awards/Rewards and Prizes	3,125
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	80,600
Extraordinary and Miscellaneous Expenses	5,381
Professional Services	171,003
General Services	117,275
Repairs and Maintenance	55,000
Financial Assistance/Subsidy	1,030,250
Taxes, Insurance Premiums and Other Fees	64,268
Other Maintenance and Operating Expenses
Advertising Expenses	1,773
Printing and Publication Expenses	26,807
Representation Expenses	1,779
Transportation and Delivery Expenses	4,344
Rent/Lease Expenses	56,285
Membership Dues and Contributions to Organizations	21
Subscription Expenses	1,380

Total Maintenance and Other Operating Expenses	2,630,771

Total Current Operating Expenditures	5,417,359

DECEMBER 29, 2017	OFFICIAL GAZETTE	1007
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Capital Outlays
Property, Plant and Equipment Outlay Machinery and Equipment Outlay	48,100

Total Capital Outlays	48,100

TOTAL NEW APPROPRIATIONS	5,465,459

B. BUREAU OF FIRE PROTECTION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	14,750,386,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	2,490,128,000	P	158,226,000	P	12,920,000	P	2,661,274,000
Operations		9,969,148,000		1,478,833,000		641,131,000		12,089,112,000

FIRE PREVENTION MANAGEMENT PROGRAM		91,347,000		245,889,000				337,236,000
FIRE AND EMERGENCY MANAGEMENT PROGRAM		9,877,801,000		1,232,944,000		641,131,000		11,751,876,000

TOTAL NEW APPROPRIATIONS	P	12,459,276,000	P	1,637,059,000	P	654,051,000	P	14,750,386,000

Special Provision(s)

1. Fire Code Revenues. In addition to the amount appropriated herein, One Billion Pesos (P1,000,000,000) shall be used for the modernization of the Bureau of Fire Protection (BFP), including the acquisition and improvement of facilities, purchase of firetrucks, fire fighting, and personal protective equipment, and emergency and rescue equipment sourced from eighty percent (80%) of the taxes, fees and fines collected in accordance with Section 13 of R.A. No. 9514.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O No. 292, s. 1987.

The Bureau of Fire Protection (BFP) shall submit its quarterly reports on financial and physical accomplishments with electronic signature to the DBM, through the unified reporting system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on BFP website for a period of three (3) years. The Chief of the BFP shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Trust Receipts from Firearms License Fees. Twenty percent (20%) net proceeds of the firearms license fees collected by the PNP shall be used for the scholarship privileges to surviving children of deceased or permanently incapacitated firefighter in accordance with R.A. No. 6963. Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with DBM-DILG J.C No. 1-92 dated May 8, 1992 and E.O. No. 338, s. 1996.

The BFP shall submit its quarterly reports on the status of the trust receipts with electronic signature to the DBM, through the unified reporting system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on BFP website for a period of three (3) years. The Chief of the BFP shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

1008	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

3. Maintenance and Other Operating Expenses of Fire Stations. The amount appropriated for the MODE of the district, city and municipal fire stations, included under the budget of the BFP’s regional offices, shall be distributed within five (5) days from receipt of the allocation based on the criteria determined jointly by the DBM, DILG and BFP.

The BFP shall submit its quarterly reports on the utilization of funds, including the list of fire stations and amounts allocated to each unit with electronic signature to the DBM, through the unified reporting system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on BFP website for a period of three (3) years. The Chief of the BFP shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

4. Use of Maintenance and Other Operating Expenses for Payment of Damages. The Chief of the BFP is authorized, subject to the approval of the Secretary of the Interior and Local Government, to utilize MODE for the payment of damages to property and for injury and death of civilians resulting from lawful fire operations as determined by a competent court.

5. Rice Subsidy. The amount appropriated herein for rice subsidy shall be given in the form of financial assistance, equivalent to twenty (20) kilos of rice per month, and charged against its NODE.

6. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects, by Operating Units

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	28,720,000	P	158,226,000	P	12,920,000	P	199,866,000

National Capital Region (NCR)		28,720,000		158,226,000		12,920,000		199,866,000

Regional Office - NCR		28,720,000		158,226,000		12,920,000		199,866,000
Administration of Personnel Benefits		2,461,408,000						2,461,408,000

National Capital Region (NCR)		2,461,408,000						2,461,408,000

Regional Office - NCR		2,461,408,000						2,461,408,000

Sub-total, General Administration and Support		2,490,128,000		158,226,000		12,920,000		2,661,274,000

Operations
Protection of communities from destructive fires and other emergencies improved		9,969,148,000		1,478,833,000		641,131,000		12,089,112,000

FIRE PREVENTION MANAGEMENT PROGRAM		91,347,000		245,889,000				337,236,000

Enforcement of fire safety, laws, rules, regulations and others		65,176,000		140,922,000				206,098,000

National Capital Region (NCR)		65,176,000		140,922,000				206,098,000

Regional Office - NCR		65,176,000		140,922,000				206,098,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1009
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Information, Education and Communication (IEC) activities		26,171,000		104,967,000				131,138,000

National Capital Region (NCR)		26,171,000		104,967,000				131,138,000

Regional Office - NCR		26,171,000		104,967,000				131,138,000
FIRE AND EMERGENCY MANAGEMENT PROGRAM		9,877,801,000		1,232,944,000		641,131,000		11,751,876,000

Fire operations activities		9,855,926,000		1,184,877,000		410,992,000		11,451,795,000

National Capital Region (NCR)		9,855,926,000		1,184,877,000		410,992,000		11,451,795,000

Regional Office - NCR		9,855,926,000		1,184,877,000		410,992,000		11,451,795,000
Fire investigation activities		580,000		14,100,000				14,680,000

National Capital Region (NCR)		580,000		14,100,000				14,680,000

Regional Office - NCR		580,000		14,100,000				14,680,000
Non-fire activities		21,295,000		19,200,000				40,495,000

National Capital Region (NCR)		21,295,000		19,200,000				40,495,000

Regional Office - NCR		21,295,000		19,200,000				40,495,000
PROJECT(S)
Locally-Funded Project(s)				14,767,000		230,139,000		244,906,000

Hosting of Meeting on the Creation of Association of Fire Chief of the Southeast Asian Nations				1,914,000				1,914,000

National Capital Region (NCR)				1,914,000				1,914,000

Regional Office - NCR				1,914,000				1,914,000
Fire Command and Control Operation System Project Phase II				9,123,000		175,904,000		185,027,000

National Capital Region (NCR)				9,123,000		175,904,000		185,027,000

Regional Office - NCR				9,123,000		175,904,000		185,027,000
Fire Code Enforcement and Fees Collection Website Portal Project Phase II				3,730,000		54,235,000		57,965,000

National Capital Region (NCR)				3,730,000		54,235,000		57,965,000

Regional Office - NCR				3,730,000		54,235,000		57,965,000

Sub-total, Operations		9,969,148,000		1,478,833,000		641,131,000		12,089,112,000

TOTAL NEW APPROPRIATIONS	P	12,459,276,000	P	1,637,059,000	P	654,051,000	P	14,750,386,000

1010	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	104,348

Total Permanent Positions	104,348

Other Compensation Common to All
Personnel Economic Relief Allowance	10,176
Representation Allowance	300
Transportation Allowance	300
Clothing and Uniform Allowance	2,120
Mid-Year Bonus - Civilian	8,695
Year End Bonus	8,695
Cash Gift	2,120
Step Increment	260
Productivity Enhancement Incentive	2,120

Total Other Compensation Common to All	34,786

Other Benefits
PAG-IBIG Contributions	508
PhilHealth Contributions	1,132
Employees Compensation Insurance Premiums	508
Loyalty Award-Civilian	660
Terminal Leave	3,021

Total Other Benefits	5,829

Military/Uniformed Personnel
Basic Pay
Base Pay	4,761,914
Creation of New Positions	498,936

Total Basic Pay	5,260,850

Other Compensation Common to All
Personnel Economic Relief Allowance	520,896
Clothing/ Uniform Allowance	192,324
Subsistence Allowance	1,188,294
Laundry Allowance	8,150
Quarters Allowance	112,931
Longevity Pay	861,714
Mid-Year Bonus - Military/Uniformed Personnel	396,826
Officers’ Allowance - Military/Uniformed Personnel	37,830

DECEMBER 29, 2017	OFFICIAL GAZETTE	1011
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Provisional Allowance - Military/Uniformed Personnel	813,139
Year-end Bonus	396,826
Cash Gift	108,520
Productivity Enhancement Incentive	108,520

Total Other Compensation Common to All	4,745,970

Other Compensation for Specific Groups
Hazardous Duty Pay	37,076
Hazard Duty Pay	179,709
Training Subsistence Allowance	7,128
Hospitalization Expenses	14,065
Lump-sum for Filling of Positions-Military/Uniformed Personnel (MUP)	948,212

Total Other Compensation for Specific Groups	1,186,190

Other Benefits
Special Group Term Insurance	1,563
PAG-IBIG Contributions	26,045
PhilHealth Contributions	56,411
Employees Compensation Insurance Premiums	26,045
Retirement Gratuity	392,191
Terminal Leave	619,048

Total Other Benefits	1,121,303

Total Personnel Services	12,459,276

Maintenance and Other Operating Expenses
Travelling Expenses	93,709
Training and Scholarship Expenses	25,196
Supplies and Materials Expenses	714,039
Utility Expenses	122,241
Communication Expenses	56,357
Awards/Rewards and Prizes	1,460
Professional Services	6,865
General Services	3,000
Repairs and Maintenance	280,426
Financial Assistance/Subsidy	169,291
Taxes, Insurance Premiums and Other Fees	51,224
Other Maintenance and Operating Expenses
Advertising Expenses	4,449
Printing and Publication Expenses	85,088
Transportation and Delivery Expenses	1,146
Rent/Lease Expenses	20,584
Subscription Expenses	1,772
Other Maintenance and Operating Expenses	212

Total Maintenance and Other Operating Expenses	1,637,059

Total Current Operating Expenditures	14,096,335

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	7,000

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GENERAL APPROPRIATIONS ACT, FY 2018

Buildings and Other Structures	105,000
Machinery and Equipment Outlay	522,557
Transportation Equipment Outlay	10,120
Furniture, Fixtures and Books Outlay	9,374

Total Capital Outlays	654,051

TOTAL NEW APPROPRIATIONS	14,750,386

C. BUREAU OF JAIL MANAGEMENT AND PENOLOGY

For general administration and support, and operations, including locally-funded projects, as indicated hereunder	P 14,517,551,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	828,517,000	P	204,946,000	P		P	1,033,463,000
Operations		5,669,614,000		5,740,618,000		2,073,856,000		13,484,088,000

INMATES’ SAFEKEEPING AND DEVELOPMENT PROGRAM		5,669,614,000		5,740,618,000		2,073,856,000		13,484,088,000

TOTAL NEW APPROPRIATIONS	P	6,498,131,000	P	5,945,564,000	P	2,073,856,000	P	14,517,551,000

Special Provision(s)

1. Trust Receipts from Firearms License Fees. Ten-percent (10%) net proceeds of the firearms license fees collected by the PNP shall be used for the scholarship privileges to surviving children of deceased or permanently incapacitated jail officers in accordance with R.A. No. 6963. Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with DBM-DILG J. C. No. 1-92 dated May 8, 1992 and E.O. No. 338, s. 1996.

The Bureau of Jail Management and Penology (BJMP) shall submit its quarterly reports on the status of the trust receipts with electronic signature to the DBM, through the unified reporting system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on BJMP website for a period of three (3) years. The Chief of the BJMP shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Subsistence and Medicine Allowance of Inmates. The amounts appropriated herein shall cover daily subsistence and medicine allowance at Sixty Pesos (P60) and Ten Pesos (P10), respectively, for One Hundred Eighty Two Thousand Five Hundred Fifty Six (182,556) assumed number of inmates for the year.

The BJMP shall submit its quarterly reports on the utilization of funds with electronic signature to the DBM, through the unified reporting system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on BJMP website for a period of three (3) years. The Chief of the BJMP shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

3. Jail Facilities and Personnel. Notwithstanding Section 60 of R.A. No. 6975, the PNP shall continue to provide an adequate number of uniformed personnel to act as jail guards in the various city, municipal, and district jails throughout the country until after sufficient jail guard positions have been created for the purpose.

The PNP shall ensure that uniformed women personnel assigned as jail guards shall be in proportion to the number of jails for women. Likewise, separate facilities and cells for women shall form part of the standard design in the construction and improvement of jails and its facilities.

DECEMBER 29, 2017	OFFICIAL GAZETTE	1013
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

4. Rice Subsidy. The amount appropriated herein for rice subsidy shall be given in the form of financial assistance, equivalent to twenty (20) kilos of rice per month, and charged against its MODE.

5. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects, By Operating Units

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	19,649,000	P	204,946,000	P		P	224,595,000

National Capital Region (NCR)		19,649,000		204,946,000				224,595,000

Regional Office - NCR		19,649,000		204,946,000				224,595,000
Administration of Personnel Benefits		808,868,000						808,868,000

National Capital Region (NCR)		808,868,000						808,868,000

Regional Office - NCR		808,868,000						808,868,000

Sub-total, General Administration and Support		828,517,000		204,946,000				1,033,463,000

Operations
Safe and Humane Management of all district, city and municipal jails enhanced		5,669,614,000		5,740,618,000		2,073,856,000		13,484,088,000

INMATES’ SAFEKEEPING AND DEVELOPMENT PROGRAM		5,669,614,000		5,740,618,000		2,073,856,000		13,484,088,000

Custody, safekeeping and rehabilitation of district, city and municipal inmates awaiting investigation, trial and/or transfer to the national penitentiary		5,669,614,000		5,732,518,000		110,968,000		11,513,100,000

National Capital Region (NCR)		5,669,614,000		5,732,518,000		110,968,000		11,513,100,000

Regional Office - NCR		5,669,614,000		5,732,518,000		110,968,000		11,513,100,000

PROJECT(S)
Locally-Funded Project(s)				8,100,000		1,962,888,000		1,970,988,000

Jail Service Intelligent Operations Center				1,000,000		83,790,000		84,790,000

National Capital Region (NCR)				1,000,000		83,790,000		84,790,000

Regional Office - NCR				1,000,000		83,790,000		84,790,000
Jail Service Unified Digital Communication and Dispatch System				1,110,000		74,640,000		75,750,000

National Capital Region (NCR)				1,110,000		74,640,000		75,750,000

Regional Office - NCR				1,110,000		74,640,000		75,750,000

1014	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Single Carpeta Roll-Out				5,990,000		28,870,000		34,860,000

National Capital Region (NCR)				5,990,000		28,870,000		34,860,000

Regional Office - NCR				5,990,000		28,870,000		34,860,000
Construction of Jail Buildings						1,549,363,000		1,549,363,000

National Capital Region (NCR)						1,549,363,000		1,549,363,000

Regional Office - NCR						1,549,363,000		1,549,363,000
Construction of Antipolo City Jail						125,225,000		125,225,000

Region IVA - CALABARZON						125,225,000		125,225,000

Regional Office - IVA						125,225,000		125,225,000
Construction/Completion of San Juan City Jail						100,000,000		100,000,000

National Capital Region (NCR)						100,000,000		100,000,000

Regional Office - NCR						100,000,000		100,000,000
Construction of Tigaon, Camarines Sur Correctional Facility for Women						1,000,000		1,000,000

Region V - Bicol						1,000,000		1,000,000

Regional Office - V						1,000,000		1,000,000

Sub-total, Operations		5,669,614,000		5,740,618,000		2,073,856,000		13,484,088,000

TOTAL NEW APPROPRIATIONS	P	6,498,131,000	P	5,945,564,000	P	2,073,856,000	P	14,517,551,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	29,764

Total Permanent Positions	29,764

Other Compensation Common to All
Personnel Economic Relief Allowance	2,040
Representation Allowance	522
Transportation Allowance	522
Clothing and Uniform Allowance	425

DECEMBER 29, 2017	OFFICIAL GAZETTE	1015
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Mid-Year Bonus - Civilian	2,480
Year End Bonus	2,480
Cash Gift	425
Step Increment	75
Productivity Enhancement Incentive	425

Total Other Compensation Common to All	9,394

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	435

Total Other Compensation for Specific Groups	435

Other Benefits
PAG-IBIG Contributions	102
PhilHealth Contributions	277
Employees Compensation Insurance Premiums	102
Loyalty Award - Civilian	120

Total Other Benefits	601

Military/Uniformed Personnel
Basic Pay
Base Pay	2,630,161
Creation of New Positions	184,920

Total Basic Pay	2,815,081

Other Compensation Common to All
Personnel Economic Relief Allowance	279,456
Clothing/ Uniform Allowance	121,724
Subsistence Allowance	637,509
Laundry Allowance	4,535
Quarters Allowance	61,593
Longevity Pay	622,520
Mid-Year Bonus - Military/Uniformed Personnel	219,180
Officers’ Allowance - Military/Uniformed Personnel	44,166
Provisional Allowance - Military/Uniformed Personnel	512,343
Year-end Bonus	219,180
Cash Gift	58,220
Productivity Enhancement Incentive	58,220

Total Other Compensation Common to All	2,838,646

Other Compensation for Specific Groups
Hazardous Duty Pay	19,427
Hazard Duty Pay	96,412
Training Subsistence Allowance	4,800
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	343,790

Total Other Compensation for Specific Groups	464,429

1016	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Other Benefits
Special Group Term Insurance	838
PAG-IBIG Contributions	13,973
PhilHealth Contributions	30,839
Employees Compensation Insurance Premiums	13,973
Retirement Gratuity	107,827
Terminal Leave	172,331

Total Other Benefits	339,781

Total Personnel Services	6,498,131

Maintenance and Other Operating Expenses
Travelling Expenses	28,411
Training and Scholarship Expenses	19,092
Supplies and Materials Expenses	5,296,350
Utility Expenses	200,222
Communication Expenses	74,950
Awards/Rewards and Prizes	3,587
Survey, Research, Exploration and Development Expenses	1,500
Professional Services	18,460
General Services	1,900
Repairs and Maintenance	145,651
Financial Assistance/Subsidy	90,823
Taxes, Insurance Premiums and Other Fees	25,884
Other Maintenance and Operating Expenses
Advertising Expenses	273
Printing and Publication Expenses	10,249
Representation Expenses	1,000
Transportation and Delivery Expenses	1,202
Rent/Lease Expenses	10,000
Subscription Expenses	12,009
Donations	62
Other Maintenance and Operating Expenses	3,939

Total Maintenance and Other Operating Expenses	5,945,564

Total Current Operating Expenditures	12,443,695

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	22,800
Buildings and Other Structures	1,815,046
Machinery and Equipment Outlay	210,810
Transportation Equipment Outlay	22,000
Intangible Assets Outlay	3,200

Total Capital Outlays	2,073,856

TOTAL NEW APPROPRIATIONS	14,517,551

DECEMBER 29, 2017	OFFICIAL GAZETTE	1017
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

D. LOCAL GOVERNMENT ACADEMY

For general administration and support, and operations, including locally-funded project(s) as indicated hereunder	P 249,065,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	11,505,000	P	34,435,000	P		P	45,940,000
Operations		20,318,000		176,047,000		6,760,000		203,125,000

LGU AND DILG LG-SECTOR PERSONNEL CAPACITY DEVELOPMENT PROGRAM		20,318,000		176,047,000		6,760,000		203,125,000

TOTAL NEW APPROPRIATIONS	P	31,823,000	P	210,482,000	P	6,760,000	P	249,065,000

Special Provision(s)

1. Enhancing Local Government Unit Capacity on Climate Change Adaptation and Disaster Risk Management. The amount of Seventy Six Million Pesos (P76,000,000) appropriated herein for the Enhancement of LGU Capacity on Climate Change Adaptation and Disaster Risk Management shall be used to enable LGUs to effectively implement climate adaptation, disaster prevention and risk reduction measures through the strengthening of communities and people’s capacity to anticipate, cope with, and recover from disasters as well as their ability to determine their needs for climate change adaptation and to develop appropriate programs, activities, and projects for climate resiliency.

The Local Government Academy (LGA) shall submit a detailed annual work plan prior to the commencement of the project and quarterly reports on financial and physical accomplishments with electronic signature to the DBM, through the unified reporting system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on LGA website for a period of three (3) years. The Director of the LGA shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Training Programs. The DILG, through the Local Government Academy, shall embark on a massive information campaign for LGUs, through seminars and training programs, on laws on environmental protection, disaster risk reduction and climate change adaptation and mitigation, including the preservation of the indigenous culture of their locality. In the grant of awards and recognition to LGUs, the DILG shall include in its criteria the LGUs implementation of the said programs.

3. Prohibition on the Use of Funds. No appropriations authorized herein shall be used for the lakbay-aral and other similar activities of local government officials and employees.

4. Appropriations for Progams and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	11,505,000	P	34,435,000	P	P	45,940,000

Sub-total, General Administration and Support		11,505,000		34,435,000			45,940,000

1018	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Operations
Local governance capacity of LGU and DILG LG sector personnel improved		20,318,000		176,047,000		6,760,000		203,125,000

LGU AND DILG LG-SECTOR PERSONNEL CAPACITY DEVELOPMENT PROGRAM		20,318,000		176,047,000		6,760,000		203,125,000

Conduct of research studies and formulation of policies, guidelines for LGU and department personnel related to capacity building		9,150,000		13,530,000				22,680,000
Development and implementation of capacity development programs for LGU and DILG LG sector personnel		11,168,000		162,517,000				173,685,000
PROJECT(S)
Locally-Funded Project(s)						6,760,000		6,760,000

Enhanced ICT Infrastructure Online Programs						6,760,000		6,760,000

Sub-total, Operations		20,318,000		176,047,000		6,760,000		203,125,000

TOTAL NEW APPROPRIATIONS	P	31,823,000	P	210,482,000	P	6,760,000	P	249,065,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	24,407

Total Permanent Positions	24,407

Other Compensation Common to All
Personnel Economic Relief Allowance	1,248
Representation Allowance	450
Transportation Allowance	450
Clothing and Uniform Allowance	260
Mid-Year Bonus - Civilian	2,034
Year End Bonus	2,034
Cash Gift	260
Step Increment	62
Productivity Enhancement Incentive	260

Total Other Compensation Common to All	7,058

Other Benefits
PAG-IBIG Contributions	63
PhilHealth Contributions	202

DECEMBER 29, 2017	OFFICIAL GAZETTE	1019
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Employees Compensation Insurance Premiums	63
Loyalty Award - Civilian	30

Total Other Benefits	358

Total Personnel Services	31,823

Maintenance and Other Operating Expenses
Travelling Expenses	1,644
Training and Scholarship Expenses	167,808
Supplies and Materials Expenses	5,896
Utility Expenses	3,892
Communication Expenses	2,013
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	2,412
General Services	6,490
Repairs and Maintenance	7,706
Taxes, Insurance Premiums and Other Fees	470
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,113
Transportation and Delivery Expenses	99
Rent/Lease Expenses	10,324
Membership Dues and Contributions to Organizations	50
Subscription Expenses	447

Total Maintenance and Other Operating Expenses	210,482

Total Current Operating Expenditures	242,305

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	6,760

Total Capital Outlays	6,760

TOTAL NEW APPROPRIATIONS	249,065

E. NATIONAL POLICE COMMISSION

For general administration and support, and operations, as indicated hereunder	P1,654,655,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	237,684,000	P	148,901,000	P	4,941,000	P	391,526,000

1020	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Operations		1,187,678,000		75,451,000				1,263,129,000

POLICE ADMINISTRATION PROGRAM		1,155,684,000		68,296,000				1,223,980,000
CRIME PREVENTION AND COORDINATION PROGRAM		31,994,000		7,155,000				39,149,000

TOTAL NEW APPROPRIATIONS	P	1,425,362,000	P	224,352,000	P	4,941,000	P	1,654,655,000

Special Provision(s)

1. Payment of Police Benefits. The amount of Eight Hundred Thirty Five Million One Hundred Forty Five Thousand Pesos (P835,145,000) appropriated herein for the payment of police benefits shall be released upon submission by the National Police Commission of the list of claimants with the corresponding benefits and amount.

2. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects, By Operating Units

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	234,184,000	P	148,901,000	4,941,000	P	388,026,000

National Capital Region (NCR)		97,562,000		101,344,000	4,941,000		203,847,000

Central Office		86,797,000		94,970,000	4,941,000		186,708,000
Regional Office - NCR		10,765,000		6,374,000			17,139,000
Region I - Ilocos		7,208,000		2,496,000			9,704,000

Regional Office - I		7,208,000		2,496,000			9,704,000
Cordillera Administrative Region (CAR)		5,814,000		2,402,000			8,216,000

Regional Office - CAR		5,814,000		2,402,000			8,216,000
Region II - Cagayan Valley		9,096,000		2,413,000			11,509,000

Regional Office - II		9,096,000		2,413,000			11,509,000
Region III - Central Luzon		9,711,000		2,690,000			12,401,000

Regional Office - III		9,711,000		2,690,000			12,401,000
Region IVA - CALABARZON		6,225,000		2,636,000			8,861,000

Regional Office - IVA		6,225,000		2,636,000			8,861,000
Region IVB - MIMAROPA		6,311,000		2,091,000			8,402,000

Regional Office - IVB		6,311,000		2,091,000			8,402,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1021
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Region V - Bicol	10,969,000	3,176,000		14,145,000

Regional Office - V	10,969,000	3,176,000		14,145,000
Region VI - Western Visayas	11,358,000	3,708,000		15,066,000

Regional Office - VI	11,358,000	3,708,000		15,066,000
Region VII - Central Visayas	8,478,000	3,396,000		11,874,000

Regional Office - VII	8,478,000	3,396,000		11,874,000
Region VIII - Eastern Visayas	12,362,000	4,253,000		16,615,000

Regional Office - VIII	12,362,000	4,253,000		16,615,000
Region IX - Zamboanga Peninsula	10,102,000	3,066,000		13,168,000

Regional Office - IX	10,102,000	3,066,000		13,168,000
Region X - Northern Mindanao	8,831,000	3,477,000		12,308,000

Regional Office - X	8,831,000	3,477,000		12,308,000
Region XI - Davao	9,429,000	4,014,000		13,443,000

Regional Office - XI	9,429,000	4,014,000		13,443,000
Region XII - SOCCSKSARGEN	7,956,000	2,805,000		10,761,000

Regional Office - XII	7,956,000	2,805,000		10,761,000
Region XIII - CARAGA	3,050,000	2,330,000		5,380,000

Regional Office - XIII	3,050,000	2,330,000		5,380,000
Autonomous Region in Muslim Mindanao (ARMM)	9,722,000	2,604,000		12,326,000

Regional Office - ARMM	9,722,000	2,604,000		12,326,000
Administration of Personnel Benefits	3,500,000			3,500,000

National Capital Region (NCR)	3,500,000			3,500,000

Central Office	3,500,000			3,500,000

Sub-total, General Administration and Support	237,684,000	148,901,000	4,941,000	391,526,000

Operations
Police Professionalized	1,187,678,000	75,451,000		1,263,129,000

POLICE ADMINISTRATION PROGRAM	1,155,684,000	68,296,000		1,223,980,000

POLICE SUPERVISION SUB-PROGRAM	155,766,000	61,497,000		217,263,000

Oversight of Police Administration and Operations	26,957,000	30,610,000		57,567,000

National Capital Region (NCR)	26,957,000	30,610,000		57,567,000

Central Office	26,957,000	30,610,000		57,567,000

1022	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Development and Administration of PNP Entrance and Promotional Examinations	8,776,000	10,372,000	19,148,000

National Capital Region (NCR)	8,776,000	10,372,000	19,148,000

Central Office	8,776,000	10,372,000	19,148,000
Inspection and audit of PNP offices, monitoring, review and evaluation of NAPOLCOM policies and standards	120,033,000	20,515,000	140,548,000

National Capital Region (NCR)	53,195,000	5,703,000	58,898,000

Central Office	45,917,000	4,515,000	50,432,000
Regional Office - NCR	7,278,000	1,188,000	8,466,000
Region I - Ilocos	4,944,000	825,000	5,769,000

Regional Office - I	4,944,000	825,000	5,769,000
Cordillera Administrative Region (CAR)	2,093,000	799,000	2,892,000

Regional Office - CAR	2,093,000	799,000	2,892,000
Region II - Cagayan Valley	5,935,000	899,000	6,834,000

Regional Office - II	5,935,000	899,000	6,834,000
Region III - Central Luzon	5,857,000	1,151,000	7,008,000

Regional Office - III	5,857,000	1,151,000	7,008,000
Region IVA - CALABARZON	2,340,000	856,000	3,196,000

Regional Office - IVA	2,340,000	856,000	3,196,000
Region IVB - MIMAROPA	3,982,000	817,000	4,799,000

Regional Office - IVB	3,982,000	817,000	4,799,000
Region V - Bicol	5,344,000	1,016,000	6,360,000

Regional Office - V	5,344,000	1,016,000	6,360,000
Region VI - Western Visayas	4,529,000	953,000	5,482,000

Regional Office - VI	4,529,000	953,000	5,482,000
Region VII - Central Visayas	5,935,000	995,000	6,930,000

Regional Office - VII	5,935,000	995,000	6,930,000
Region VIII - Eastern Visayas	4,033,000	1,029,000	5,062,000

Regional Office - VIII	4,033,000	1,029,000	5,062,000
Region IX - Zamboanga Peninsula	4,274,000	886,000	5,160,000

Regional Office - IX	4,274,000	886,000	5,160,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1023
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Region X - Northern Mindanao	4,960,000	1,137,000	6,097,000

Regional Office - X	4,960,000	1,137,000	6,097,000
Region XI - Davao	4,935,000	971,000	5,906,000

Regional Office - XI	4,935,000	971,000	5,906,000
Region XII - SOCCSKSARGEN	4,632,000	894,000	5,526,000

Regional Office - XII	4,632,000	894,000	5,526,000
Region XIII - CARAGA		675,000	675,000

Regional Office - XIII		675,000	675,000
Autonomous Region in Muslim Mindanao (ARMM)	3,045,000	909,000	3,954,000

Regional Office - ARMM	3,045,000	909,000	3,954,000
POLICE DISCIPLINARY SUB-PROGRAM	158,732,000	6,464,000	165,196,000

Adjudication of Appeals (National Appellate Board and Regional Appellate Boards)	48,183,000	1,260,000	49,443,000

National Capital Region (NCR)	16,604,000	456,000	17,060,000

Central Office	3,233,000	310,000	3,543,000
Regional Office - NCR	13,371,000	146,000	13,517,000
Region I - Ilocos	2,526,000	32,000	2,558,000

Regional Office - I	2,526,000	32,000	2,558,000
Cordillera Administrative Region (CAR)	2,387,000	27,000	2,414,000

Regional Office - CAR	2,387,000	27,000	2,414,000
Region II - Cagayan Valley	2,485,000	56,000	2,541,000

Regional Office - II	2,485,000	56,000	2,541,000
Region III - Central Luzon	2,416,000	37,000	2,453,000

Regional Office - III	2,416,000	37,000	2,453,000
Region IVA - CALABARZON	583,000	22,000	605,000

Regional Office - IVA	583,000	22,000	605,000
Region IVA - MIMAROPA	1,789,000	47,000	1,836,000

Regional Office - IVB	1,789,000	47,000	1,836,000
Region V - Bicol	2,164,000	66,000	2,230,000

Regional Office - V	2,164,000	66,000	2,230,000

1024	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region VI - Western Visayas	2,392,000	47,000	2,439,000

Regional Office - VI	2,392,000	47,000	2,439,000
Region VII - Central Visayas	2,077,000	42,000	2,119,000

Regional Office - VII	2,077,000	42,000	2,119,000
Region VIII - Eastern Visayas	2,595,000	140,000	2,735,000

Regional Office - VIII	2,595,000	140,000	2,735,000
Region IX - Zamboanga Peninsula	2,120,000	56,000	2,176,000

Regional Office - IX	2,120,000	56,000	2,176,000
Region X - Northern Mindanao	1,743,000	48,000	1,791,000

Regional Office - X	1,743,000	48,000	1,791,000
Region XI - Davao	2,165,000	62,000	2,227,000

Regional Office - XI	2,165,000	62,000	2,227,000
Region XII - SOCCSKSARGEN	2,058,000	42,000	2,100,000

Regional Office - XII	2,058,000	42,000	2,100,000
Region XIII - CARAGA	29,000	43,000	72,000

Regional Office - XIII	29,000	43,000	72,000
Autonomous Region in Muslim Mindanao (ARMM)	2,050,000	37,000	2,087,000

Regional Office - ARMM	2,050,000	37,000	2,087,000
Rendition of Opinions and Legal Services	110,549,000	5,204,000	115,753,000

National Capital Region (NCR)	30,756,000	2,466,000	33,222,000

Central Office	17,244,000	2,304,000	19,548,000
Regional Office - NCR	13,512,000	162,000	13,674,000
Region I - Ilocos	6,942,000	172,000	7,114,000

Regional Office - I	6,942,000	172,000	7,114,000
Cordillera Administrative Region (CAR)	6,932,000	191,000	7,123,000

Regional Office - CAR	6,932,000	191,000	7,123,000
Region II - Cagayan Valley	2,986,000	201,000	3,187,000

Regional Office - II	2,986,000	201,000	3,187,000
Region III - Central Luzon	9,739,000	182,000	9,921,000

Regional Office - III	9,739,000	182,000	9,921,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1025
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Region IVA - CALABARZON	4,021,000	191,000	4,212,000

Regional Office - IVA	4,021,000	191,000	4,212,000
Region IVB - MIMAROPA	3,955,000	122,000	4,077,000

Regional Office - IVB	3,955,000	122,000	4,077,000
Region V - Bicol	5,687,000	196,000	5,883,000

Regional Office - V	5,687,000	196,000	5,883,000
Region VI - Western Visayas	8,274,000	231,000	8,505,000

Regional Office - VI	8,274,000	231,000	8,505,000
Region VII - Central Visayas	5,609,000	201,000	5,810,000

Regional Office - VII	5,609,000	201,000	5,810,000
Region VIII - Eastern Visayas	7,127,000	182,000	7,309,000

Regional Office - VIII	7,127,000	182,000	7,309,000
Region IX - Zamboanga Peninsula	2,924,000	191,000	3,115,000

Regional Office - IX	2,924,000	191,000	3,115,000
Region X - Northern Mindanao	2,990,000	177,000	3,167,000

Regional Office - X	2,990,000	177,000	3,167,000
Region XI - Davao	6,676,000	157,000	6,833,000

Regional Office - XI	6,676,000	157,000	6,833,000
Region XII - SOCCSKSARGEN	2,928,000	162,000	3,090,000

Regional Office - XII	2,928,000	162,000	3,090,000
Region XIII - CARAGA	1,341,000	57,000	1,398,000

Regional Office - XIII	1,341,000	57,000	1,398,000
Autonomous Region in Muslim Mindanao (ARMM)	1,662,000	125,000	1,787,000

Regional Office - ARMM	1,662,000	125,000	1,787,000
POLICE WELFARE AND BENEFITS ADMINISTRATION SUB-PROGRAM	841,186,000	335,000	841,521,000

Management of Police Benefit Funds	841,186,000	335,000	841,521,000

National Capital Region (NCR)	737,561,000	56,000	737,617,000

Central Office	710,145,000		710,145,000
Regional Office - NCR	27,416,000	56,000	27,472,000
Region I - IIocos	6,449,000	15,000	6,464,000

Regional Office - I	6,449,000	15,000	6,464,000

1026	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Cordillera Administrative Region (CAR)	6,449,000	15,000	6,464,000

Regional Office - CAR	6,449,000	15,000	6,464,000
Region II - Cagayan Valley	5,416,000	31,000	5,447,000

Regional Office - II	5,416,000	31,000	5,447,000
Region III - Central Luzon	7,425,000	25,000	7,450,000

Regional Office - III	7,425,000	25,000	7,450,000
Region IVA - CALABARZON	5,422,000	15,000	5,437,000

Regional Office - IVA	5,422,000	15,000	5,437,000
Region IVB - MIMAROPA	6,000,000		6,000,000

Regional Office - IVB	6,000,000		6,000,000
Region V - Bicol	8,439,000		8,439,000

Regional Office - V	8,439,000		8,439,000
Region VI - Western Visayas	5,422,000	10,000	5,432,000

Regional Office - VI	5,422,000	10,000	5,432,000
Region VII - Central Visayas	5,435,000		5,435,000

Regional Office - VII	5,435,000		5,435,000
Region VIII - Eastern Visayas	6,449,000		6,449,000

Regional Office - VIII	6,449,000		6,449,000
Region IX - Zamboanga Peninsula	6,000,000	55,000	6,055,000

Regional Office - IX	6,000,000	55,000	6,055,000
Region X - Northern Mindanao	4,429,000		4,429,000

Regional Office - X	4,429,000		4,429,000
Region XI - Davao	8,422,000	65,000	8,487,000

Regional Office - XI	8,422,000	65,000	8,487,000
Region XII - SOCCSKSARGEN	8,429,000	21,000	8,450,000

Regional Office - XII	8,429,000	21,000	8,450,000
Region XIII - CARAGA	3,000,000	27,000	3,027,000

Regional Office - XIII	3,000,000	27,000	3,027,000
Autonomous Region in Muslim Mindanao (ARMM)	10,439,000		10,439,000

Regional Office - ARMM	10,439,000		10,439,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1027
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

CRIME PREVENTION AND COORDINATION PROGRAM	31,994,000	7,155,000	39,149,000

Formulation, Management, Coordination and Monitoring of National Crime Prevention Program	31,994,000	7,155,000	39,149,000

National Capital Region (NCR)	20,131,000	5,078,000	25,209,000

Central Office	19,519,000	4,955,000	24,474,000
Regional Office - NCR	612,000	123,000	735,000
Region I - Ilocos	580,000	156,000	736,000

Regional Office - I	580,000	156,000	736,000
Cordillera Administrative Region (CAR)	974,000	131,000	1,105,000

Regional Office - CAR	974,000	131,000	1,105,000
Region II - Cagayan Valley	612,000	156,000	768,000

Regional Office - II	612,000	156,000	768,000
Region III - Central Luzon	955,000	151,000	1,106,000

Regional Office - III	955,000	151,000	1,106,000
Region IVA - CALABARZON	327,000	75,000	402,000

Regional Office - IVA	327,000	75,000	402,000
Region IVB - MIMAROPA	580,000	100,000	680,000

Regional Office - IVB	580,000	100,000	680,000
Region V - Bicol	918,000	111,000	1,029,000

Regional Office - V	918,000	111,000	1,029,000
Region VI - Western Visayas	920,000	106,000	1,026,000

Regional Office - VI	920,000	106,000	1,026,000
Region VII - Central Visayas	965,000	181,000	1,146,000

Regional Office - VII	965,000	181,000	1,146,000
Region VIII - Eastern Visayas	937,000	131,000	1,068,000

Regional Office - VIII	937,000	131,000	1,068,000
Region IX - Zamboanga Peninsula	942,000	151,000	1,093,000

Regional Office - IX	942,000	151,000	1,093,000
Region X - Northern Mindanao	626,000	146,000	772,000

Regional Office - X	626,000	146,000	772,000

1028	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region XI - Davao		626,000		134,000				760,000

Regional Office - XI		626,000		134,000				760,000
Region XII - SOCCSKSARGEN		620,000		102,000				722,000

Regional Office - XII		620,000		102,000				722,000
Region XIII - CARAGA		354,000		65,000				419,000

Regional Office - XIII		354,000		65,000				419,000
Autonomous Region in Muslim Mindanao (ARMM)		927,000		181,000				1,108,000

Regional Office - ARMM		927,000		181,000				1,108,000

Sub-total, Operations		1,187,678,000		75,451,000				1,263,129,000

TOTAL NEW APPROPRIATIONS	P	1,425,362,000	P	224,352,000	P	4,941,000	P	1,654,655,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	438,750

Total Permanent Positions	438,750

Other Compensation Common to All
Personnel Economic Relief Allowance	24,360
Representation Allowance	12,216
Transportation Allowance	13,176
Clothing and Uniform Allowance	5,075
Mid-Year Bonus - Civilian	36,560
Year End Bonus	36,560
Cash Gift	5,075
Per Diems	608
Step Increment	1,103
Productivity Enhancement Incentive	5,075

Total Other Compensation Common to All	139,808

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	49

Total Other Compensation for Specific Groups	49

DECEMBER 29, 2017	OFFICIAL GAZETTE	1029
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Other Benefits
PAG-IBIG Contributions	1,211
PhilHealth Contributions	3,463
Employees Compensation Insurance Premiums	1,211
Loyalty Award - Civilian	725
Terminal Leave	3,500

Total Other Benefits	10,110

Non-Permanent Positions	1,500

Military/Uniformed Personnel
Other Personnel Benefits
Police Benefits	835,145

Total Other Personnel Benefits	835,145

Total Personnel Services	1,425,362

Maintenance and Other Operating Expenses
Travelling Expenses	31,334
Training and Scholarship Expenses	6,328
Supplies and Materials Expenses	40,619
Utility Expenses	30,075
Communication Expenses	20,462
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,521
Professional Services	10,622
General Services	18,444
Repairs and Maintenance	18,134
Taxes, Insurance Premiums and Other Fees	3,799
Other Maintenance and Operating Expenses
Advertising Expenses	105
Printing and Publication Expenses	1,597
Representation Expenses	13,529
Transportation and Delivery Expenses	150
Rent/Lease Expenses	22,938
Subscription Expenses	2,103
Other Maintenance and Operating Expenses	1,592

Total Maintenance and Other Operating Expenses	224,352

Total Current Operating Expenditures	1,649,714

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,341
Transportation Equipment Outlay	2,600

Total Capital Outlays	4,941

TOTAL NEW APPROPRIATIONS	1,654,655

1030	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

F. PHILIPPINE NATIONAL POLICE

For general administration and support, support to operations and operations, including locally-funded projects, as indicated hereunder	P132,312,980,000

New Appropriations, by program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P 19,972,954,000	P 942,439,000	P 110,739,000	P 21,026,132,000
Support to Operations	99,056,000	311,224,000		410,280,000
Operations	93,748,429,000	11,671,072,000	5,457,067,000	110,876,568,000

CRIME PREVENTION AND SUPPRESSION PROGRAM	93,682,135,000	11,069,458,000	5,457,067,000	110,208,660,000
CRIME INVESTIGATION PROGRAM	66,294,000	601,614,000		667,908,000

TOTAL NEW APPROPRIATIONS	P 113,820,439,000	P12,924,735,000	P 5,567,806,000	P132,312,980,000

Special Provision(s)

1. Trust Receipts from Police Fees and Charges. Fees and charges collected by the PNP by virtue of its absorption of the then Philippine Constabulary-Integrated National Police and AFP Units shall be used as follows:

(a) to augment its operational requirements in accordance with E.O. No. 1002, s. 1985: and

(b) Forty percent (40%) net proceeds of the firearms License fees shall be used for the scholarship priveleges to surviving children of deceased or permanently incapacitated police officers in accordance with R.A. No. 6963.

Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with DBM-DILG J.C. No. 1-92 dated May 8, 1992 and E.O. No. 338, s. 1996.

The Philippine National Police (PNP) shall submit quarterly reports on the status of the trust receipts with electronic signature to the DBM, through the unified reporting system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on PNP website for a period of three (3) years. The Chief of the PNP shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Maintenance and Other Operating Expenses of Police Stations. The amount of Three Billion Two Hundred Forty Two Million Nine Hundred Twenty Thousand Pesos (P3,242,920,000) appropriated herein for the MODE of provincial, city, municipal and district police stations included under the budget of Police Regional Offices shall be allocated and distributed at One Thousand Three Hundred Ninety Pesos (P1,390) per month multiplied by the number of police officers in each unit.

The PNP shall submit quarterly reports on the utilization of funds including the list of police stations and amounts allocated to each unit with electronic signature to the DBM, through the unified reporting system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on PNP website for a period of three (3) years. The Chief of the PNP shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

3. Personnel Services of the Internal Affairs Service. The amount of Seven Hundred Thirty Million Nine Hundred Seventy Eight Thousand Nine Hundred Twenty Two Pesos (P730,978,922) appropriated herein under Personnel Services shall be used for the regular pay and allowances of uniformed personnel of the Internal Affairs Service (IAS).

4. Payment of Back Salaries and Allowances. The Chief of the PNP, subject to approval by the Chairperson of the National Police Commission, is authorized to use available allotments for Personnel Services in payment of prior years’ salaries and allowances due to uniformed members upon reinstatement into the service as a result of exoneration or acquittal from administrative, civil, or criminal cases by competent court, in accordance with budgeting, accounting and auditing rules and regulations.

5. Digitization Program of the Internal Affairs Service. The amount of Fourteen Million Five Hundred Thousand Pesos (P14,500,000) appropriated herein under Capital Outlays shall be used for the digitization of the Internal Affairs Service, which shall include digitization of all files and reports and uploading to a centralized server accessible to all the PNP-IAS Regional Offices.

(CONDITIONAL IMPLEMENTATION- President’s Veto Message, December 19, 2017, Volume I-B, page 652, R.A. No. 10964)

DECEMBER 29, 2017	OFFICIAL GAZETTE	1031
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

6. Priority in hiring of female Police Officer 1 (P01) Recruits. The PNP shall ensure that in the hiring of new P01 recruits, priority shall be given to qualified female applicants to fill up vacancies in women’s and children’s desks.

7. Use of the Maintenance and Other Operating Expenses for Payment of Damages. The Chief of the PNP is authorized, subject to the approval of the Secretary of the Interior and Local Government, to utilize MODE for the payment of damages to property and for injury and death of civilians resulting from police operations, as determined by a competent court.

8. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the PNP in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the PNP, upon the recommendation of the Chief of the PNP and approval by the Secretary of the Interior and Local Government, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292 and budgeting, accounting and auditing rules and regulations.

9. Rice Subsidy. The amount appropriated herein for rice subsidy shall be given in the form of financial assistance, equivalent to twenty (20) kilos of rice per month, and charged against its MODE.

10. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects, By Operating Units

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P 341,448,000	P 12,219,000	P 30,000,000	P 383,667,000

National Capital Region (NCR)	341,448,000	12,219,000	30,000,000	383,667,000

Central Office	341,448,000	12,219,000	30,000,000	383,667,000
Personnel and Records Management	215,728,000	290,330,000		506,058,000

National Capital Region (NCR)	215,728,000	228,393,000		444,121,000

Central Office	215,728,000	214,892,000		430,620,000
Regional Office - NCR		13,501,000		13,501,000
Region I - Ilocos		4,363,000		4,363,000

Regional Office - I		4,363,000		4,363,000
Cordillera Administrative Region (CAR)		3,327,000		3,327,000

Regional Office - CAR		3,327,000		3,327,000
Region II - Cagayan Valley		3,523,000		3,523,000

Regional Office - II		3,523,000		3,523,000
Region III - Central Luzon		6,126,000		6,126,000

Regional Office - III		6,126,000		6,126,000
Region IVA - CALABARZON		4,591,000		4,591,000

Regional Office - IVA		4,591,000		4,591,000

1032	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region IVB - MIMAROPA		2,446,000		2,446,000

Regional Office - IVB		2,446,000		2,446,000
Region V - Bicol		3,601,000		3,601,000

Regional Office - V		3,601,000		3,601,000
Region VI - Western Visayas		4,310,000		4,310,000

Regional Office - VI		4,310,000		4,310,000
Region VII - Central Visayas		4,358,000		4,358,000

Regional Office - VII		4,358,000		4,358,000
Region VIII - Eastern Visayas		3,402,000		3,402,000

Regional Office - VIII		3,402,000		3,402,000
Region IX - Zamboanga Peninsula		3,333,000		3,333,000

Regional Office - IX		3,333,000		3,333,000
Region X - Northern Mindanao		4,241,000		4,241,000

Regional Office - X		4,241,000		4,241,000
Region XI - Davao		3,533,000		3,533,000

Regional Office - XI		3,533,000		3,533,000
Region XII - SOCCSKSARGEN		3,540,000		3,540,000

Regional Office - XII		3,540,000		3,540,000
Region XIII - CARAGA		3,508,000		3,508,000

Regional Office - XIII		3,508,000		3,508,000
Autonomous Region in Muslim Mindanao (ARMM)		3,735,000		3,735,000

Regional Office - ARMM		3,735,000		3,735,000
Fiscal Management Services	161,469,000	109,084,000		270,553,000

National Capital Region (NCR)	161,469,000	109,084,000		270,553,000

Central Office	161,469,000	109,084,000		270,553,000
Internal Affairs Services	47,970,000	84,831,000	66,239,000	199,040,000

National Capital Region (NCR)	47,970,000	84,831,000	66,239,000	199,040,000

Central Office	47,970,000	84,831,000	66,239,000	199,040,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1033
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

PROJECT(S)
Locally-Funded Project(s)			14,500,000	14,500,000

Digitization Program (IAS records and files)			14,500,000	14,500,000

National Capital Region (NCR)			14,500,000	14,500,000

Central Office			14,500,000	14,500,000
Human Resource Development	7,185,000	359,005,000		366,190,000

National Capital Region (NCR)	7,185,000	187,217,000		194,402,000

Central Office	7,185,000	164,270,000		171,455,000
Regional Office - NCR		22,947,000		22,947,000
Region I - Ilocos		10,584,000		10,584,000

Regional Office - I		10,584,000		10,584,000
Cordillera Administrative Region (CAR)		7,503,000		7,503,000

Regional Office - CAR		7,503,000		7,503,000
Region II - Cagayan Valley		9,223,000		9,223,000

Regional Office - II		9,223,000		9,223,000
Region III - Central Luzon		14,957,000		14,957,000

Regional Office - III		14,957,000		14,957,000
Region IVA - CALABARZON		14,546,000		14,546,000

Regional Office - IVA		14,546,000		14,546,000
Region IVB - MIMAROPA		7,379,000		7,379,000

Regional Office - IVB		7,379,000		7,379,000
Region V - Bicol		11,220,000		11,220,000

Regional Office - V		11,220,000		11,220,000
Region VI - Western Visayas		13,469,000		13,469,000

Regional Office - VI		13,469,000		13,469,000
Region VII - Central Visayas		12,450,000		12,450,000

Regional Office - VII		12,450,000		12,450,000
Region VIII - Eastern Visayas		10,490,000		10,490,000

Regional Office - VIII		10,490,000		10,490,000
Region IX - Zamboanga Peninsula		9,649,000		9,649,000

Regional Office - IX		9,649,000		9,649,000

1034	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region X - Northern Mindanao		10,724,000		10,724,000

Regional Office - X		10,724,000		10,724,000
Region XI - Davao		10,664,000		10,664,000

Regional Office - XI		10,664,000		10,664,000
Region XII - SOCCSKSARGEN		9,408,000		9,408,000

Regional Office - XII		9,408,000		9,408,000
Region XIII - CARAGA		8,276,000		8,276,000

Regional Office - XIII		8,276,000		8,276,000
Autonomous Region in Muslim Mindanao (ARMM)		11,246,000		11,246,000

Regional Office - ARMM		11,246,000		11,246,000
Plans Services	9,479,000	86,970,000		96,449,000

National Capital Region (NCR)	9,479,000	86,970,000		96,449,000

Central Office	9,479,000	86,970,000		96,449,000
Administration of Personnel Benefits	19,189,675,000			19,189,675,000

National Capital Region (NCR)	19,189,675,000			19,189,675,000

Central Office	19,189,675,000			19,189,675,000

Sub-total, General Administration and Support	19,972,954,000	942,439,000	110,739,000	21,026,132,000

Support to Operations
Conduct research and development on the upgrading of the logistics, capabilities of the PNP, including weapons, transportation and criminalistic equipment and case management and intelligence system of the PNP intelligence research center	6,479,000	46,678,000		53,157,000

National Capital Region (NCR)	6,479,000	46,678,000		53,157,000

Central Office	6,479,000	46,678,000		53,157,000
Provision of hospitalization and health care services to the members of the PNP and their dependents	92,577,000	264,546,000		357,123,000

National Capital Region (NCR)	92,577,000	211,415,000		303,992,000

Central Office	92,577,000	204,937,000		297,514,000
Regional Office - NCR		6,478,000		6,478,000
Region I - Ilocos		3,046,000		3,046,000

Regional Office - I		3,046,000		3,046,000
Cordillera Administrative Region (CAR)		3,145,000		3,145,000

Regional Office - CAR		3,145,000		3,145,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1035
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Region II - Cagayan Valley		3,122,000	3,122,000

Regional Office - II		3,122,000	3,122,000
Region III - Central Luzon		4,214,000	4,214,000

Regional Office - III		4,214,000	4,214,000
Region IVA - CALABARZON		2,741,000	2,741,000

Regional Office - IVA		2,741,000	2,741,000
Region IVB - MIMAROPA		2,349,000	2,349,000

Regional Office - IVB		2,349,000	2,349,000
Region V - Bicol		3,302,000	3,302,000

Regional Office - V		3,302,000	3,302,000
Region VI - Western Visayas		3,095,000	3,095,000

Regional Office - VI		3,095,000	3,095,000
Region VII - Central Visayas		3,296,000	3,296,000

Regional Office - VII		3,296,000	3,296,000
Region VIII - Eastern Visayas		3,132,000	3,132,000

Regional Office - VIII		3,132,000	3,132,000
Region IX - Zamboanga Peninsula		2,620,000	2,620,000

Regional Office - IX		2,620,000	2,620,000
Region X - Northern Mindanao		3,980,000	3,980,000

Regional Office - X		3,980,000	3,980,000
Region XI - Davao		3,548,000	3,548,000

Regional Office - XI		3,548,000	3,548,000
Region XII - SOCCSKSARGEN		3,542,000	3,542,000

Regional Office - XII		3,542,000	3,542,000
Region XIII - CARAGA		4,073,000	4,073,000

Regional Office - XIII		4,073,000	4,073,000
Autonomous Region in Muslim Mindanao (ARMM)		3,926,000	3,926,000

Regional Office - ARMM		3,926,000	3,926,000

Sub-total, Support to Operations	99,056,000	311,224,000	410,280,000

1036	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Operations
Community safety improved	93,748,429,000	11,671,072,000	5,457,067,000	110,876,568,000

CRIME PREVENTION AND SUPPRESSION PROGRAM	93,682,135,000	11,069,458,000	5,457,067,000	110,208,660,000

Conduct of procurement, transport, storage and distribution of supplies and materials, including the maintenance of equipment and facilities	1,888,428,000	6,579,905,000	3,958,841,000	12,427,174,000

National Capital Region (NCR)	1,888,428,000	4,234,692,000	3,958,841,000	10,081,961,000

Central Office	1,888,428,000	3,701,251,000	3,958,841,000	9,548,520,000
Regional Office - NCR		533,441,000		533,441,000
Region I - Ilocos		131,842,000		131,842,000

Regional Office - I		131,842,000		131,842,000
Cordillera Administrative Region (CAR)		107,829,000		107,829,000

Regional Office - CAR		107,829,000		107,829,000
Region II - Cagayan Valley		140,594,000		140,594,000

Regional Office - II		140,594,000		140,594,000
Region III - Central Luzon		220,112,000		220,112,000

Regional Office - III		220,112,000		220,112,000
Region IVA - CALABARZON		180,774,000		180,774,000

Regional Office - IVA		180,774,000		180,774,000
Region IVB - MIMAROPA		101,025,000		101,025,000

Regional Office - IVB		101,025,000		101,025,000
Region V - Bicol		199,662,000		199,662,000

Regional Office - V		199,662,000		199,662,000
Region VI - Western Visayas		188,300,000		188,300,000

Regional Office - VI		188,300,000		188,300,000
Region VII - Central Visayas		188,147,000		188,147,000

Regional Office - VII		188,147,000		188,147,000
Region VIII - Eastern Visayas		173,283,000		173,283,000

Regional Office - VIII		173,283,000		173,283,000
Region IX - Zamboanga Peninsula		109,912,000		109,912,000

Regional Office - IX		109,912,000		109,912,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1037
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Region X - Northern Mindanao		138,630,000		138,630,000

Regional Office - X		138,630,000		138,630,000
Region XI - Davao		124,391,000		124,391,000

Regional Office - XI		124,391,000		124,391,000
Region XII - SOCCSKSARGEN		110,885,000		110,885,000

Regional Office - XII		110,885,000		110,885,000
Region XIII - CARAGA		109,304,000		109,304,000

Regional Office - XIII		109,304,000		109,304,000
Autonomous Region in Muslim Mindanao (ARMM)		120,523,000		120,523,000

Regional Office - ARMM		120,523,000		120,523,000
Conduct of police patrol operations and other related confidential activities against dissidents, subversives, lawless elements and organized crime syndicates and campaign against kidnapping, trafficking of women and minors, smuggling, carnapping, gunrunning, illegal fishing and trafficking of illegal drugs	91,694,660,000	3,142,543,000	36,134,000	94,873,337,000

National Capital Region (NCR)	91,694,660,000	1,576,702,000	36,134,000	93,307,496,000

Central Office	91,694,660,000	1,232,661,000	36,134,000	92,963,455,000
Regional Office - NCR		344,041,000		344,041,000
Region I - Ilocos		92,511,000		92,511,000

Regional Office - I		92,511,000		92,511,000
Cordillera Administrative Region (CAR)		69,792,000		69,792,000

Regional Office - CAR		69,792,000		69,792,000
Region II - Cagayan Valley		63,113,000		63,113,000

Regional Office - II		63,113,000		63,113,000
Region III - Central Luzon		122,499,000		122,499,000

Regional Office - III		122,499,000		122,499,000
Region IVA - CALABARZON		174,564,000		174,564,000

Regional Office - IVA		174,564,000		174,564,000
Region IVB - MIMAROPA		57,288,000		57,288,000

Regional Office - IVB		57,288,000		57,288,000
Region V - Bicol		90,015,000		90,015,000

Regional Office - V		90,015,000		90,015,000

1038	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region VI - Western Visayas		150,989,000	150,989,000

Regional Office - VI		150,989,000	150,989,000
Region VII - Central Visayas		134,263,000	134,263,000

Regional Office - VII		134,263,000	134,263,000
Region VIII - Eastern Visayas		87,643,000	87,643,000

Regional Office - VIII		87,643,000	87,643,000
Region IX - Zamboanga Peninsula		105,633,000	105,633,000

Regional Office - IX		105,633,000	105,633,000
Region X - Northern Mindanao		84,828,000	84,828,000

Regional Office - X		84,828,000	84,828,000
Region XI - Davao		86,711,000	86,711,000

Regional Office - XI		86,711,000	86,711,000
Region XII - SOCCSKSARGEN		88,127,000	88,127,000

Regional Office - XII		88,127,000	88,127,000
Region XIII - CARAGA		64,394,000	64,394,000

Regional Office - XIII		64,394,000	64,394,000
Autonomous Region in Muslim Mindanao (ARMM)		93,471,000	93,471,000

Regional Office - ARMM		93,471,000	93,471,000
Conduct of intelligence and counterintelligence activities	58,824,000	1,058,654,000	1,117,478,000

National Capital Region (NCR)	58,824,000	904,635,000	963,459,000

Central Office	58,824,000	893,015,000	951,839,000

Regional Office - NCR		11,620,000	11,620,000
Region I - Ilocos		9,052,000	9,052,000

Regional Office - I		9,052,000	9,052,000
Cordillera Administrative Region (CAR)		8,824,000	8,824,000

Regional Office - CAR		8,824,000	8,824,000
Region II - Cagayan Valley		8,700,000	8,700,000

Regional Office - II		8,700,000	8,700,000
Region III - Central Luzon		13,023,000	13,023,000

Regional Office - III		13,023,000	13,023,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1039
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Region IVA - CALABARZON		11,692,000	11,692,000

Regional Office - IVA		11,692,000	11,692,000
Region IVB - MIMAROPA		6,152,000	6,152,000

Regional Office - IVB		6,152,000	6,152,000
Region V - Bicol		10,510,000	10,510,000

Regional Office - V		10,510,000	10,510,000
Region VI - Western Visayas		12,156,000	12,156,000

Regional Office - VI		12,156,000	12,156,000
Region VII - Central Visayas		10,918,000	10,918,000

Regional Office - VII		10,918,000	10,918,000
Region VIII - Eastern Visayas		11,436,000	11,436,000

Regional Office - VIII		11,436,000	11,436,000
Region IX - Zamboanga Peninsula		8,139,000	8,139,000

Regional Office - IX		8,139,000	8,139,000
Region X - Northern Mindanao		9,304,000	9,304,000

Regional Office - X		9,304,000	9,304,000
Region XI - Davao		8,058,000	8,058,000

Regional Office - XI		8,058,000	8,058,000
Region XII - SOCCSKSARGEN		8,126,000	8,126,000

Regional Office - XII		8,126,000	8,126,000
Region XIII - CARAGA		8,418,000	8,418,000

Regional Office - XIII		8,418,000	8,418,000
Autonomous Region in Muslim Mindanao (ARMM)		9,511,000	9,511,000

Regional Office - ARMM		9,511,000	9,511,000
Conduct of community awareness, public relations activities and community work and development, including disaster preparedness, community organization and mobilization, community development, relief operations and other related activities which are confidential in nature	40,223,000	277,713,000	317,936,000

National Capital Region (NCR)	40,223,000	220,883,000	261,106,000

Central Office	40,223,000	216,363,000	256,586,000
Regional Office - NCR		4,520,000	4,520,000

1040	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region I - Ilocos	2,955,000	2,955,000

Regional Office - I	2,955,000	2,955,000
Cordillera Administrative Region (CAR)	3,396,000	3,396,000

Regional Office - CAR	3,396,000	3,396,000
Region II - Cagayan Valley	3,900,000	3,900,000

Regional Office - II	3,900,000	3,900,000
Region III - Central Luzon	3,917,000	3,917,000

Regional Office - III	3,917,000	3,917,000
Region IVA - CALABARZON	3,771,000	3,771,000

Regional Office - IVA	3,771,000	3,771,000
Region IVB - MIMAROPA	1,911,000	1,911,000

Regional Office - IVB	1,911,000	1,911,000
Region V - Bicol	3,867,000	3,867,000

Regional Office - V	3,867,000	3,867,000
Region VI - Western Visayas	4,204,000	4,204,000

Regional Office - VI	4,204,000	4,204,000
Region VII - Central Visayas	3,491,000	3,491,000

Regional Office - VII	3,491,000	3,491,000
Region VIII - Eastern Visayas	3,676,000	3,676,000

Regional Office - VIII	3,676,000	3,676,000
Region IX - Zamboanga Peninsula	2,877,000	2,877,000

Regional Office - IX	2,877,000	2,877,000
Region X - Northern Mindanao	3,852,000	3,852,000

Regional Office - X	3,852,000	3,852,000
Region XI - Davao	3,755,000	3,755,000

Regional Office - XI	3,755,000	3,755,000
Region XII - SOCCSKSARGEN	3,523,000	3,523,000

Regional Office - XII	3,523,000	3,523,000
Region XIII - CARAGA	3,772,000	3,772,000

Regional Office - XIII	3,772,000	3,772,000
Autonomous Region in Muslim Mindanao (ARMM)	3,963,000	3,963,000

Regional Office - ARMM	3,963,000	3,963,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1041
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

PROJECT(S)
Locally-Funded Project(s)	10,643,000	1,462,092,000	1,472,735,000

Construction of Police Stations		502,869,000	502,869,000

Region I - Ilocos		4,892,000	4,892,000

Regional Office - I		4,892,000	4,892,000
Cordillera Administrative Region (CAR)		29,351,000	29,351,000

Regional Office - CAR		29,351,000	29,351,000
Region II - Cagayan Valley		4,892,000	4,892,000

Regional Office - II		4,892,000	4,892,000
Region III - Central Luzon		9,737,000	9,737,000

Regional Office - III		9,737,000	9,737,000
Region IVB - MIMAROPA		7,856,000	7,856,000

Regional Office - IVB		7,856,000	7,856,000
Region V - Bicol		97,884,000	97,884,000

Regional Office - V		97,884,000	97,884,000
Region VI - Western Visayas		38,242,000	38,242,000

Regional Office - VI		38,242,000	38,242,000
Region VII - Central Visayas		39,088,000	39,088,000

Regional Office - VII		39,088,000	39,088,000
Region VIII - Eastern Visayas		166,324,000	166,324,000

Regional Office - VIII		166,324,000	166,324,000
Region IX - Zamboanga Peninsula		43,272,000	43,272,000

Regional Office - IX		43,272,000	43,272,000
Region X - Northern Mindanao		4,892,000	4,892,000

Regional Office - X		4,892,000	4,892,000
Region XI - Davao		4,892,000	4,892,000

Regional Office - XI		4,892,000	4,892,000
Region XII - SOCCSKSARGEN		13,921,000	13,921,000

Regional Office - XII		13,921,000	13,921,000
Region XIII - CARAGA		32,734,000	32,734,000

1042	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Regional Office - XIII		32,734,000	32,734,000
Autonomous Region in Muslim Mindanao (ARMM)		4,892,000	4,892,000

Regional Office - ARMM		4,892,000	4,892,000
Construction of Police Provincial Office		31,493,000	31,493,000

Region IVB - MIMAROPA		31,493,000	31,493,000

Regional Office - IVB		31,493,000	31,493,000
Procurement of CCTV Equipment for the PNP Command Center		100,000,000	100,000,000

National Capital Region (NCR)		100,000,000	100,000,000

Central Office		100,000,000	100,000,000
Procurement of Non-Lethal Weapons and Equipment - Body Camera		334,000,000	334,000,000

National Capital Region (NCR)		334,000,000	334,000,000

Central Office		334,000,000	334,000,000
Provision of Equipment for the PNP National Operation Center		41,430,000	41,430,000

National Capital Region (NCR)		41,430,000	41,430,000

Central Office		41,430,000	41,430,000
Provision of funds for the Police Community Precint (PCP) Poblacion Dos Calatagan, Batangas	2,500,000	1,300,000	3,800,000

Region IVA - CALABARZON	2,500,000	1,300,000	3,800,000

Regional Office - IVA	2,500,000	1,300,000	3,800,000
Provision of funds for Sorsogon Provincial Office	3,143,000		3,143,000

Region V - Bicol	3,143,000		3,143,000

Regional Office - V	3,143,000		3,143,000
Refurbishment of the Police Station, Santa Ilocos Sur	5,000,000		5,000,000

Region I - Ilocos	5,000,000		5,000,000

Regional Office - I	5,000,000		5,000,000
Procurement of two (2) units of single engine helicopters		451,000,000	451,000,000

National Capital Region (NCR)		451,000,000	451,000,000

Central Office		451,000,000	451,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1043
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

CRIME INVESTIGATION PROGRAM	66,294,000	601,614,000	667,908,000

Conduct of criminal investigation and other related confidential activities	66,294,000	601,614,000	667,908,000
National Capital Region (NCR)	66,294,000	387,359,000	453,653,000

Central Office	66,294,000	354,011,000	420,305,000
Regional Office - NCR		33,348,000	33,348,000
Region I - Ilocos		11,193,000	11,193,000

Regional Office - I		11,193,000	11,193,000
Cordillera Administrative Region (CAR)		10,148,000	10,148,000

Regional Office - CAR		10,148,000	10,148,000
Region II - Cagayan Valley		8,552,000	8,552,000

Regional Office - II		8,552,000	8,552,000
Region III - Central Luzon		25,441,000	25,441,000

Regional Office - III		25,441,000	25,441,000
Region IVA - CALABARZON		17,467,000	17,467,000

Regional Office - IVA		17,467,000	17,467,000
Region IVB - MIMAROPA		7,259,000	7,259,000

Regional Office - IVB		7,259,000	7,259,000
Region V - Bicol		12,298,000	12,298,000

Regional Office - V		12,298,000	12,298,000
Region VI - Western Visayas		19,362,000	19,362,000

Regional Office - VI		19,362,000	19,362,000
Region VII - Central Visayas		21,626,000	21,626,000

Regional Office - VII		21,626,000	21,626,000
Region VIII - Eastern Visayas		10,591,000	10,591,000

Regional office - VIII		10,591,000	10,591,000
Region IX - Zamboanga Peninsula		12,592,000	12,592,000

Regional Office - IX		12,592,000	12,592,000
Region X - Northern Mindanao		14,367,000	14,367,000

Regional Office - X		14,367,000	14,367,000

1044	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region XI - Davao		17,909,000		17,909,000

Regional Office - XI		17,909,000		17,909,000
Region XII - SOCCSKSARGEN		10,074,000		10,074,000

Regional Office - XII		10,074,000		10,074,000
Region XIII - CARAGA		7,789,000		7,789,000

Regional Office - XIII		7,789,000		7,789,000
Autonomous Region in Muslim Mindanao (ARMM)		7,587,000		7,587,000

Regional Office - ARMM		7,587,000		7,587,000

Sub-total, Operations	93,748,429,000	11,671,072,000	5,457,067,000	110,876,568,000

TOTAL NEW APPROPRIATIONS	P 113,820,439,000	P 12,924,735,000	P 5,567,806,000	P 132,312,980,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,231,743

Total Permanent Positions	2,231,743

Other Compensation Common to All
Personnel Economic Relief Allowance	276,144
Representation Allowance	1,110
Transportation Allowance	1,110
Clothing and Uniform Allowance	57,530
Mid-Year Bonus - Civilian	185,979
Year End Bonus	185,979
Cash Gift	57,530
Step Increment	5,579
Productivity Enhancement Incentive	57,530

Total Other Compensation Common to All	828,491

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	5,148
Longevity Pay	15,557

Total Other Compensation for Specific Groups	20,705

DECEMBER 29, 2017	OFFICIAL GAZETTE	1045
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Other Benefits
PAG-IBIG Contributions	13,807
PhilHealth Contributions	26,519
Employees Compensation Insurance Premiums	13,807
Retirement Gratuity	33,036
Loyalty Award - Civilian	8,760
Terminal Leave	66,334

Total Other Benefits	162,263
Military/Uniformed Personnel
Basic Pay
Base Pay	38,572,171
Creation of New Positions	1,896,900

Total Basic Pay	40,469,071

Other Compensation Common to All
Personnel Economic Relief Allowance	4,043,328
Clothing/ Uniform Allowance	1,774,732
Subsistence Allowance	9,223,842
Laundry Allowance	64,971
Quarters Allowance	899,246
Longevity Pay	8,220,256
Mid-Year Bonus - Military/Uniformed Personnel	3,214,348
Officers’ Allowance - Military/Uniformed Personnel	749,814
Provisional Allowance - Military/Uniformed Personnel	7,686,906
Year-end Bonus	3,214,348
Cash Gift	842,360
Productivity Enhancement Incentive	842,360

Total Other Compensation Common to All	40,776,511

Other Compensation for Specific Groups
Hazardous Duty Pay	280,094
Hazard Duty Pay	1,394,948
Flying Pay	6,811
Sea Duty Pay	95,077
Combat Incentive Pay	3,638,995
Training Subsistence Allowance	244,072
Civil Disturbance Control Subsistence Allowance	111,524
Subsistence of Detainees	104,249
Hardship Allowance	602
Combat Duty Pay	5,155,243
Incentive Pay	26,581
Instructor’s Duty Pay	67,393
Medal of Valor Award	11,700
Hospitalization Expenses	99,233
Specialist’s Pay	33,192
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	11,559,894

Total Other Compensation for Specific Groups	22,829,608

1046	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Other Benefits
Special Group Tern Insurance	12,130
PAG-IBIG Contributions	202,166
PhilHealth Contributions	452,074
Employees Compensation Insurance Premiums	202,166
Retirement Gratuity	2,376,822
Terminal Leave	3,256,689

Total Other Benefits	6,502,047

Total Personnel Services	113,820,439

Maintenance and Other Operating Expenses
Travelling Expenses	189,444
Training and Scholarship Expenses	608,698
Supplies and Materials Expenses	6,889,419
Utility Expenses	972,569
Communication Expenses	281,031
Awards/Rewards and Prizes	5,234
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	806,029
Professional Services	33,204
General Services	93,396
Repairs and Maintenance	968,741
Financial Assistance/Subsidy	1,314,082
Taxes, Insurance Premiums and Other Fees	144,565
Other Maintenance and Operating Expenses
Advertising Expenses	2,360
Printing and Publication Expenses	169,383
Transportation and Delivery Expenses	18,397
Rent/Lease Expenses	306,649
Subscription Expenses	23,954
Other Maintenance and Operating Expenses	97,580

Total Maintenance and Other Operating Expenses	12,924,735

Total Current Operating Expenditures	126,745,174

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	555,362
Machinery and Equipment Outlay	3,155,250
Transportation Equipment Outlay	1,846,370
Furniture, Fixtures and Books Outlay	10,824

Total Capital Outlays	5,567,806

TOTAL NEW APPROPRIATIONS	132,312,980

DECEMBER 29, 2017	OFFICIAL GAZETTE	1047
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

G. PHILIPPINE PUBLIC SAFETY COLLEGE

For general administration and support, and operations, including locally-funded project (s) as indicated hereunder	P 1,813,769,000

New Appropriations, by Program

	Current operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P 57,221,000	P 88,989,000	P	P 146,210,000
Operations	838,690,000	610,816,000	218,053,000	1,667,559,000

PUBLIC SAFETY EDUCATION PROGRAM	838,690,000	610,816,000	218,053,000	1,667,559,000

TOTAL NEW APPROPRIATIONS	P 895,911,000	P 699,805,000	P 218,053,000	P 1,813,769,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P 52,200,000	P 88,989,000	P	P 141,189,000
Administration of Personnel Benefits	5,021,000			5,021,000

Sub-total, General Administration and Support	57,221,000	88,989,000		146,210,000

Operations
Professionalized Public Safety Officers	838,690,000	610,816,000	218,053,000	1,667,559,000

PUBLIC SAFETY EDUCATION PROGRAM	838,690,000	610,816,000	218,053,000	1,667,559,000

Research and development activities	24,705,000	3,614,000		28,319,000
Education and Training Program	813,985,000	607,202,000	4,645,000	1,425,832,000

1048	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PROJECT(S)
Locally-Funded Project(s)			213,408,000	213,408,000

Construction of Classrooms			167,200,000	167,200,000
Construction of PNPA Formation Ground and Grandstand			22,208,000	22,208,000
Construction of PNPA Mess Hall, Camp Gen. Mariano Castaneda, Silang Cavite			24,000,000	24,000,000

Sub-total, Operations	838,690,000	610,816,000	218,053,000	1,667,559,000

TOTAL NEW APPROPRIATIONS	P 895,911,000	P 699,805,000	P 218,053,000	P 1,813,769,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	92,143

Total Permanent Positions	92,143

Other Compensation Common to All
Personnel Economic Relief Allowance	6,360
Representation Allowance	852
Transportation Allowance	852
Clothing and Uniform Allowance	1,325
Honoraria	134,634
Mid-Year Bonus—Civilian	7,679
Year End Bonus	7,679
Cash Gift	1,325
Step Increment	231
Productivity Enhancement Incentive	1,325

Total Other Compensation Common to All	162,262

Other Compensation for Specific Groups
Lump-sum for Filling of Positions—Civilians	3,252

Total Other Compensation for Specific Groups	3,252

Other Benefits
PAG-IBIG Contributions	318
PhilHealth Contributions	939
Employees Compensation Insurance Premiums	318

DECEMBER 29, 2017	OFFICIAL GAZETTE	1049
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Loyalty Award — Civilian	245
Terminal Leave	1,769

Total Other Benefits	3,589

Military/Uniformed Personnel
Basic Pay
Base Pay	345,555

Total Basic Pay	345,555

Other Compensation Common to All
Personnel Economic Relief Allowance	25,200
Clothing/ Uniform Allowance	21,720
Subsistence Allowance	57,488
Mid-Year Bonus — Military/Uniformed Personnel	28,797
Provisional Allowance — Military/Uniformed Personnel	109,759
Year-end Bonus	28,797
Cash Gift	5,250
Productivity Enhancement Incentive	5,250

Total Other Compensation Common to All	282,261

Other Benefits
Special Group Term Insurance	76
PAG-IBIG Contributions	1,260
PhilHealth Contributions	4,253
Employees Compensation Insurance Premiums	1,260

Total Other Benefits	6,849

Total Personnel Services	895,911

Maintenance and Other Operating Expenses
Travelling Expenses	52,950
Training and Scholarship Expenses	163,374
Supplies and Materials Expenses	264,811
Utility Expenses	46,240
Communication Expenses	16,952
Survey, Research, Exploration and Development Expenses	334
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	684
Professional Services	6,168
General Services	27,202
Repairs and Maintenance	76,686
Taxes, Insurance Premiums and Other Fees	562
Other Maintenance and Operating Expenses
Advertising Expenses	218
Printing and Publication Expenses	6,305
Representation Expenses	10,161
Rent/Lease Expenses	24,094

1050	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Membership Dues and Contributions to Organizations	235
Subscription Expenses	2,829

Total Maintenance and Other Operating Expenses	699,805

Total Current Operating Expenditures	1,595,716

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	213,408
Furniture, Fixtures and Books Outlay	4,645

Total Capital Outlays	218,053

TOTAL NEW APPROPRIATIONS	1,813,769

DECEMBER 29, 2017	OFFICIAL GAZETTE	1051
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

GENERAL SUMMARY

DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
A. OFFICE OF THE SECRETARY	P 2,786,588,000	P 2,630,771,000	P 48,100,000	P 5,465,459,000
B. BUREAU OF FIRE PROTECTION	12,459,276,000	1,637,059,000	654,051,000	14,750,386,000
C. BUREAU OF JAIL MANAGEMENT AND PENOLOGY	6,498,131,000	5,945,564,000	2,073,856,000	14,517,551,000
D. LOCAL GOVERNMENT ACADEMY	31,823,000	210,482,000	6,760,000	249,065,000
E. NATIONAL POLICE COMMISSION	1,425,362,000	224,352,000	4,941,000	1,654,655,000
F. PHILIPPINE NATIONAL POLICE	113,820,439,000	12,924,735,000	5,567,806,000	132,312,980,000
G. PHILIPPINE PUBLIC SAFETY COLLEGE	895,911,000	699,805,000	218,053,000	1,813,769,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT	P 137,917,530,000	P24,272,768,000	P 8,573,567,000	P170,763,865,000

1052	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

XVI. DEPARTMENT OF JUSTICE

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s) as indicated hereunder	P7,109,081,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P 462,095,000	P214,936,000	P602,655,000	P 1,279,686,000
Support to Operations	15,881,000	9,985,000	919,000	26,785,000
Operations	5,206,483,000	529,647,000	66,480,000	5,802,610,000

LAM ENFORCEMENT PROGRAM	5,087,578,000	460,556,000	63,232,000	5,611,366,000
CORRECTION PROGRAM	27,606,000	13,241,000		40,847,000
LEGAL SERVICES PROGRAM	91,299,000	55,850,000	3,248,000	150,397,000

TOTAL NEW APPROPRIATIONS	P 5,684,459,000	P754,568,000	P670,054,000	P 7,109,081,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P 209,239,000	P214,936,000	P2,655,000	P 426,830,000

National Capital Region (NCR)	209,239,000	214,936,000	2,655,000	426,830,000

Central Office	209,239,000	214,936,000	2,655,000	426,830,000

Administration of Personnel Benefits	252,856,000			252,856,000

National Capital Region (NCR)	252,856,000			252,856,000

Central Office	252,856,000			252,856,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1053
DEPARTMENT OF JUSTICE

Project(s)
Locally-Funded Project(s)
Construction of new buildings for Prosecutors and attached agencies in the provinces, including the main office building			300,000,000	300,000,000

National Capital Region (NCR)			300,000,000	300,000,000

Central Office			300,000,000	300,000,000
Procurement of jamming systems/jammers to be installed primarily in the National Bilibid Prison			300,000,000	300,000,000

National Capital Region (NCR)			300,000,000	300,000,000

Central Office			300,000,000	300,000,000

Sub-total, General Administration and Support	462,095,000	214,936,000	602,655,000	1,279,686,000

Support to Operations
Planning and Management Services	15,881,000	2,602,000	919,000	19,402,000

National Capital Region (NCR)	15,881,000	2,602,000	919,000	19,402,000

Central Office	15,881,000	2,602,000	919,000	19,402,000
Project(s)
Locally-Funded Project(s)
National Justice Information System (NJIS)		7,383,000		7,383,000

National Capital Region (NCR)		7,383,000		7,383,000

Central Office		7,383,000		7,383,000

Sub-total, Support to Operations	15,881,000	9,985,000	919,000	26,785,000

Operations
Justice effectively and efficiently administered	5,206,483,000	529,647,000	66,480,000	5,802,610,000

LAN ENFORCEMENT PROGRAM	5,087,578,000	460,556,000	63,232,000	5,611,366,000

PROSECUTION SUB-PROGRAM	5,076,094,000	152,461,000	28,800,000	5,257,355,000

Investigation and Prosecution Services	5,076,094,000	152,461,000	28,800,000	5,257,355,000

National Capital Region (NCR)	5,076,094,000	152,461,000	28,800,000	5,257,355,000

Central Office	5,076,094,000	152,461,000	28,800,000	5,257,355,000
WITNESS PROTECTION SUB-PROGRAM		206,364,000	30,000,000	236,364,000

Witness Protection Security and Other Benefit Program Services		206,364,000	30,000,000	236,364,000

1054	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

National Capital Region (NCR)		206,364,000	30,000,000	236,364,000

Central Office		206,364,000	30,000,000	236,364,000
SPECIAL ENFORCEMENT AND PROTECTION SUB-PROGRAM	11,484,000	101,731,000	4,432,000	117,647,000

Special Protection of Children Pursuant to E.O. 53 s. 2011		1,089,000		1,089,000

National Capital Region (NCR)		1,089,000		1,089,000

Central Office		1,089,000		1,089,000
Anti-Trafficking in Persons Enforcement pursuant to R.A. 9208		75,961,000	4,432,000	80,393,000

National Capital Region (NCR)		75,961,000	4,432,000	80,393,000

Central Office		75,961,000	4,432,000	80,393,000
Competition Enforcement pursuant to R.A. 10667	11,484,000	4,970,000		16,454,000

National Capital Region (NCR)	11,484,000	4,970,000		16,454,000

Central Office	11,484,000	4,970,000		16,454,000
Anti-Cybercrime Enforcement pursuant to R.A. 10175		8,293,000		8,293,000

National Capital Region (NCR)		8,293,000		8,293,000

Central Office		8,293,000		8,293,000
Project(s)
Locally-Funded Project(s)
Implementation of Administrative Order No. 35 (Inter-Agency Committee on Extra-Legal Killings, Enforced Disappearances, Torture and Other Grave Violations of the Right to life, Liberty and Security of Persons)		11,418,000		11,418,000

National Capital Region (NCR)		11,418,000		11,418,000

Central Office		11,418,000		11,418,000
CORRECTIONS PROGRAM	27,606,000	13,241,000		40,847,000

Evaluation of Convicted Prisoners for Grant of Parole and Recommendation for Executive Clemency	27,606,000	3,641,000		31,247,000

National Capital Region (NCR)	27,606,000	3,641,000		31,247,000

Central Office	27,606,000	3,641,000		31,247,000
Victims Compensation Services pursuant to R.A. 7309		9,600,000		9,600,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1055
DEPARTMENT OF JUSTICE

National Capital Region (NCR)				9,600,000				9,600,000

Central Office				9,600,000				9,600,000
LEGAL SERVICES PROGRAM		91,299,000		55,850,000		3,248,000		150,397,000

Rendition of Various Legal Services (with the Secretary of Justice as Attorney General)		91,299,000		11,190,000				102,489,000

National Capital Region (NCR)		91,299,000		11,190,000				102,489,000

Central Office		91,299,000		11,190,000				102,489,000
Alternative Dispute Resolution Services pursuant to R.A. 9285				39,545,000		3,248,000		42,793,000

National Capital Region (NCR)				39,545,000		3,248,000		42,793,000

Central Office				39,545,000		3,248,000		42,793,000
Attendance to the Negotiation and Implementation of Economic Agreements				3,272,000				3,272,000

National Capital Region (NCR)				3,272,000				3,272,000

Central Office				3,272,000				3,272,000
Project(s)
Locally-Funded Project(s)
Capacity Building Activities for Government Trade and Investment Negotiations				1,843,000				1,843,000

National Capital Region (NCR)				1,843,000				1,843,000

Central Office				1,843,000				1,843,000

Sub-total, Operations		5,206,483,000		529,647,000		66,480,000		5,802,610,000

TOTAL NEW APPROPRIATIONS	P	5,684,459,000	P	754,568,000	P	670,054,000	P	7,109,081,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	3,920,414

Total Permanent Positions	3,920,414

1056	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Other Compensation Common to All
Personnel Economic Relief Allowance	114,720
Representation Allowance	267,690
Transportation Allowance	267,450
Clothing and Uniform Allowance	23,900
Honoraria	9,431
Mid Year Bonus - Civilian	326,700
Year End Bonus	326,700
Cash Gift	23,900
Per Diems	238
Step Increment	9,799
Productivity Enhancement Incentive	23,900

Total Other Compensation Common to All	1,394,428

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	94
Longevity Pay	135
Inquest Allowance	75,153

Total Other Compensation for Specific Groups	75,382

Other Benefits
PAG-IBIG Contributions	5,736
PhilHealth Contributions	18,082
Employees Compensation Insurance Premiums	5,736
Retirement Gratuity	169,487
Loyalty Award - Civilian	11,825
Terminal Leave	83,369

Total Other Benefits	294,235

Total Personnel Services	5,684,459

Maintenance and Other Operating Expenses
Travelling Expenses	65,883
Training and Scholarship Expenses	55,850
Supplies and Materials Expenses	97,091
Utility Expenses	48,931
Communication Expenses	40,148
Awards/Rewards and Prizes	10,789
Survey, Research, Exploration and Development Expenses	150
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	181,885
Extraordinary and Miscellaneous Expenses	6,482
Professional Services	134,641
General Services	17,337
Repairs and Maintenance	14,182
Taxes, Insurance Premiums and Other Fees	2,011
Other Maintenance and Operating Expenses	5,612
Advertising Expenses
Printing and Publication Expenses	7,631
Representation Expenses	28,338
Transportation and Delivery Expenses	2,646
Rent/Lease Expenses	15,610
Membership Dues and Contributions to Organizations	175
Subscription Expenses	19,176

DECEMBER 29, 2017	OFFICIAL GAZETTE	1057
DEPARTMENT OF JUSTICE

Total Maintenance and Other Operating Expenses	754,568

Total Current Operating Expenditures	6,439,027

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	330,000
Machinery and Equipment Outlay	322,687
Transportation Equipment Outlay	8,387
Furniture, Fixtures and Books Outlay	180
Intangible Assets Outlay	8,800

Total Capital Outlays	670,054

TOTAL NEW APPROPRIATIONS	7,109,081

B. BUREAU OF CORRECTIONS

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	2,664,385,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	570,660,000	P	74,087,000	P		P	644,747,000
Operations		185,097,000		1,524,488,000		310,053,000		2,019,638,000

PRISONERS REHABILITATION PROGRAM		149,844,000		137,273,000				287,117,000
PRISONERS CUSTODY AND SAFEKEEPING PROGRAM		35,253,000		1,387,215,000		310,053,000		1,732,521,000

TOTAL NEW APPROPRIATIONS	P	755,757,000	P	1,598,575,000	P	310,053,000	P	2,664,385,000

Special Provision(s)

1. Revolving Fund for Agro-Industrial Products. The revolving fund constituted from the sale of agro-industrial products shall be used for: (i) payment of allowance to prisoners working in agricultural or industrial projects at a rate of not less than Five Hundred Pesos (P500) for each prisoner per month; (ii) payment of additional subsistence allowance of prisoners in the National Penitentiary; and (iii) purchase of additional supplies and materials, farm tools, and equipment for the construction, maintenance, repair and operations of agricultural or industrial projects and prison facilities: PROVIDED, That any interest income earned shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292, s. 1987.

Disbursements or expenditures by the Bureau of Corrections (BuCor) in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The BuCor shall submit its quarterly reports on income and expenditure with electronic signature to the DBM, through the unified reporting system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the Mouse Committee on Appropriations and the Senate Committee on Finance, by posting said reports on BuCor’s website for a period of three (3) years. The Director of BuCor shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

1058	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

2. Subsistence and Medicine Allowance of Prisoners. The amounts appropriated herein, shall cover the daily subsistence and medicine allowance at Sixty Pesos (P60) and Ten Pesos (P10), respectively, for Forty Seven Thousand Ten (47,010) assured number of prisoners for the year.

The BuCor shall submit its quarterly reports on the utilization of funds with electronic signature to the DBM, through the unified electronic system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on BuCor’s website for a period of three (3) years. The Director of BuCor shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

3. Quarters Privileges. Employees of the BuCor, COA, Philippine Postal Corporation, and public school teachers assigned at the New Bilibid Prison and Penal Colony Reservations, authorized to occupy or use existing quarters, shall shoulder the expenses for utilities, such as water, electricity, telephone, and similar charges.

4. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	557,887,000	P	74,087,000	P		P	631,974,000

National Capital Region (NCR)		557,887,000		74,087,000				631,974,000

New Bilibid Prison/Correctional Institute for Women		557,887,000		74,087,000				631,974,000

Administration of Personnel Benefits		12,773,000						12,773,000

National Capital Region (NCR)		12,773,000						12,773,000

New Bilibid Prison/Correctional Institute for Women		12,773,000						12,773,000

Sub-total, General Administration and Support		570,660,000		74,087,000				644,747,000

Operations
National Prisoners Effectively and Efficiently Kept Safe and Rehabilitated		185,097,000		1,524,488,000		310,053,000		2,019,638,000

PRISONERS REHABILITATION PROGRAM		149,844,000		137,273,000				287,117,000

Implementation, Supervision and Evaluation of Rehabilitation Programs for National Prisoners		116,950,000		123,684,000				240,634,000

National Capital Region (NCR)		71,047,000		61,168,000				132,215,000

New Bilibid Prison/Correctional Institute for Women		71,047,000		61,168,000				132,215,000
Region IVB - MIMAROPA		18,401,000		24,487,000				42,888,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1059
DEPARTMENT OF JUSTICE

Iwahig Prison and Penal Farm	13,290,000	13,884,000		27,174,000
Sablayan Prison and Penal Farm	5,111,000	10,603,000		15,714,000
Region VIII - Eastern Visayas	10,132,000	8,926,000		19,058,000

Leyte Regional Prison	10,132,000	8,926,000		19,058,000
Region IX - Zamboanga Peninsula	7,127,000	10,791,000		17,918,000

San Ramon Prison and Penal Farm	7,127,000	10,791,000		17,918,000
Region XI - Davao	10,243,000	18,312,000		28,555,000

Davao Prison and Penal Farm	10,243,000	18,312,000		28,555,000
Operation and Implementation of Agro-Industries Project	32,894,000	13,589,000		46,483,000

National Capital Region (NCR)	9,254,000	5,523,000		14,777,000

New Bilibid Prison/Correctional Institute for Women	9,254,000	5,523,000		14,777,000
Region IVB - MIMAROPA	15,505,000	3,793,000		19,298,000

lwahig Prison and Penal Farm	10,161,000	2,209,000		12,370,000
Sablayan Prison and Penal Farm	5,344,000	1,584,000		6,928,000
Region VIII - Eastern Visayas	827,000			827,000

Leyte Regional Prison	827,000			827,000
Region IX - Zamboanga Peninsula	1,883,000	1,785,000		3,668,000

San Ramon Prison and Penal Farm	1,883,000	1,785,000		3,668,000
Region XI - Davao	5,425,000	2,488,000		7,913,000

Davao Prison and Penal Farm	5,425,000	2,488,000		7,913,000

PRISONERS CUSTODY AND SAFEKEEPING PROGRAM	35,253,000	1,387,215,000	310,053,000	1,732,521,000

Supervision, Control and Management of National Prisoners	35,253,000	1,387,215,000	310,053,000	1,732,521,000

National Capital Region (NCR)	9,943,000	864,348,000		874,291,000

New Bilibid Prison/Correctional Institute for women	9,943,000	864,348,000		874,291,000
Region IVB - MIMAROPA	7,951,000	179,096,000	2,200,000	189,247,000

Iwahig Prison and Penal Farm	5,764,000	93,715,000	1,100,000	100,579,000
Sablayan Prison and Penal Farm	2,187,000	85,381,000	1,100,000	88,668,000
Region VIII - Eastern Visayas	6,084,000	74,996,000	5,653,000	86,733,000

Leyte Regional Prison	6,084,000	74,996,000	5,653,000	86,733,000

1060	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region IX - Zamboanga Peninsula		3,588,000		58,332,000		1,100,000		63,020,000

San Ramon Prison and Penal Farm		3,588,000		58,332,000		1,100,000		63,020,000
Region XI - Davao		7,687,000		210,443,000		1,100,000		219,230,000

Davao Prison and Penal Farm		7,687,000		210,443,000		1,100,000		219,230,000
Project(s)
Locally-Funded Project(s)
Construction/Rehabilitation /Improvement of various Regional Prison Facilities						300,000,000		300,000,000

National Capital Region (NCR)						300,000,000		300,000,000

Central Office						300,000,000		300,000,000

Sub-Total, Operations		185,097,000		1,524,488,000		310,053,000		2,019,638,000

TOTAL NEW APPROPRIATIONS	P	755,757,000	P	1,598,575,000	P	310,053,000	P	2,664,385,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	498,704

Total Permanent Positions	498,704

Other Compensation Common to All
Personnel Economic Relief Allowance	61,368
Representation Allowance	720
Transportation Allowance	720
Clothing and Uniform Allowance	12,785
Mid Year Bonus - Civilian	41,558
Year End Bonus	41,558
Cash Gift	12,785
Step Increment	1,245
Productivity Enhancement Incentive	12,785

Total Other Compensation Common to All	185,524

Other Compensation for Specific Groups
Magna Carta for public Health Workers	12,117
Magna Carta for Public Social Workers	356

DECEMBER 29, 2017	OFFICIAL GAZETTE	1061
DEPARTMENT OF JUSTICE

Quarters Allowance	1,260
Hazard Pay	15,695
Special Hardship Allowance	2,846
Other Personnel Benefits	13,101

Total Other Compensation for Specific Groups	45,375

Other Benefits
PAG-IBIG Contributions	3,068
PhilHealth Contributions	5,755
Employees Compensation Insurance Premiums	3,068
Loyalty Award - Civilian	1,490
Terminal Leave	12,773

Total Other Benefits	26,154

Total Personnel Services	755,757

Maintenance and Other Operating Expenses
Travelling Expenses	60,463
Training and Scholarship Expenses	7,947
Supplies and Materials Expenses	1,352,421
Utility Expenses	86,511
Communication Expenses	8,395
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	306
Professional Services	6,529
Repairs and Maintenance	56,311
Financial Assistance/Subsidy	1,000
Taxes, Insurance Premiums and Other Fees	1,600
Other Maintenance and Operating Expenses
Advertising Expenses	902
Printing and Publication Expenses	1,276
Representation Expenses	5,000
Rent/Lease Expenses	2,050
Membership Dues and Contributions to Organizations	200
Subscription Expenses	1,764
Donations	900
Other Maintenance and Operating Expenses	5,000

Total Maintenance and Other Operating Expenses	1,598,575

Total Current Operating Expenditures	2,354,332

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Structures Outlay	300,000
Transportation Equipment Outlay	5,500
Furniture, Fixtures and Books Outlay	4,553

Total Capital Outlays	310,053

TOTAL NEW APPROPRIATIONS	2,664,385

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GENERAL APPROPRIATIONS ACT, FY 2018

C. BUREAU OF IMMIGRATION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	945,166,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	50,408,000	P	80,684,000	P		P	131,092,000
Operations		534,923,000		245,616,000		33,535,000		814,074,000

BORDER CONTROL AND MANAGEMENT PROGRAM		534,923,000		245,616,000		33,535,000		814,074,000

TOTAL NEW APPROPRIATIONS	P	585,331,000	P	326,300,000	P	33,535,000	P	945,166,000

Special Provision(s)

1. IMMIGRATION FEES AND COLLECTIONS. Express Lane Fees and Charges collected by the BI shall be deposited in a Special Trust Fund Account in a government bank as an exception to Section 44, Chapter 5, Book VI of E.O. No. 292 and Section 63 of P.D. No. 1445 and shall be used exclusively for the following purposes:

a.	Sixty-four percent (64%) shall be used to augment the salaries of the BI’s personnel (Presidential appointors, co-terminus and regular employees) who rendered service beyond office hours subject to deduction of applicable taxes;

b.	Twenty-five percent (25%) shall be used to pay for the salaries of contractual personnel (confidential agents and job order employees) subject to deduction of applicable taxes;

c.	One percent (1%) shall be remitted to the Bureau of Treasury as administrative cost (payment of the cost of BI supplies and other operating expenses incurred in collecting express lane fees);

d.	Ten percent (10%) shall be deposited with the National Treasury as income of the General Fund;

e.	Interest income from the Express Lane Fund shall be remitted to the National Treasury.

The Commissioner of Immigration shall promulgate rules and guidelines, subject to the approval of the Secretary of Justice, to ensure that disbursements of the Express Lane Fund are fair and equitable such that employees with the same functions, duties and responsibilities are given equal pay.

Failure to comply with the above requirement shall render any disbursement from said income void, and shall subject the erring officials and employees to disciplinary actions pursuant to Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The BI shall submit its quarterly reports on the collection of said income with electronic signature to the DBM, through the unified reporting system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on the BI website for a period of three (3) years. The BI Commissioner shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

(CONDITIONAL IMPLEMENTATION- President’s Veto Message, December 19, 2017, Volume I-B, page 650, R.A. No. 10964)

2. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically far the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	44,310,000	P	80,684,000	P	P	124,994,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1063
DEPARTMENT OF JUSTICE

Administration of Personnel Benefits		6,098,000						6,098,000

Sub-total, General Administration and Support		50,408,000		80,684,000				131,092,000

Operations
Immigration Enforcement and Border Control Effectively and Efficiently Administered		534,923,000		245,616,000		33,535,000		814,074,000

BORDER CONTROL AND MANAGEMENT PROGRAM		534,923,000		245,616,000		33,535,000		814,074,000

Registration of Aliens		51,897,000		11,105,000				63,002,000
Immigration, Deportation and Other Related Activities		443,891,000		200,871,000		31,570,000		676,332,000
Intelligence and Security Services		39,135,000		33,640,000				72,775,000
Project(s)
Locally-Funded Project(s)
Rehabilitation /Renovation of the Bureau of Immigration Marden Facility in Bicutan, Tagwig						1,965,000		1,965,000

National Capital Region (NCR)						1,965,000		1,965,000

Central Office						1,965,000		1,965,000

Sub-total, Operations		534,923,000		245,616,000		33,535,000		814,074,000

TOTAL NEW APPROPRIATIONS	P	585,331,000	P	326,300,000	P	33,535,000	P	945,166,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	428,842

Total Permanent Positions	428,842

Other Compensation Common to All
Personnel Economic Relief Allowance	40,560
Representation Allowance	372
Transportation Allowance	372
Clothing and Uniform Allowance	8,450
Honoraria	600
Mid-Year Bonus - Civilian	35,738
Year End Bonus	35,738
Cash Gift	8,450
Step Increment	1,072

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Productivity Enhancement Incentive	8,450

Total Other Compensation Common to All	139,802

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	453

Total Other Compensation for Specific Groups	453

Other Benefits
PAG-IBIG Contributions	2,028
PhilHealth Contributions	5,060
Employees Compensation Insurance Premiums	2,028
Loyalty Award - Civilian	1,020
Terminal Leave	6,098

Total Other Benefits	16,234

Total Personnel Services	585,331

Maintenance and Other Operating Expenses
Travelling Expenses	92,250
Training and Scholarship Expenses	21,275
Supplies and Materials Expenses	55,729
Utility Expenses	24,825
Communication Expenses	34,882
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	20,000
Extraordinary and Miscellaneous Expenses	331
Professional Services	2,000
General Services	35,147
Repairs and Maintenance	19,700
Taxes, Insurance Premiums and Other Fees	2,174
Other Maintenance and Operating Expenses
Advertising Expenses	2,314
Printing and Publication Expenses	3,065
Representation Expenses	953
Transportation and Delivery Expenses	657
Rent/Lease Expenses	7,710
Membership Dues and Contributions to Organizations	70
Subscription Expenses	3,218

Total Maintenance and Other Operating Expenses	326,300

Total Current Operating Expenditures	911,631

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Structures Outlay	1,965
Transportation and Equipment Outlay	31,570

Total Capital Outlays	33,535

TOTAL NEW APPROPRIATIONS	945,166

DECEMBER 29, 2017	OFFICIAL GAZETTE	1065
DEPARTMENT OF JUSTICE

D. LAND REGISTRATION AUTHORITY

For general administration and support, support to operations, and operations, as indicated hereunder	P	1,071,794,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	P	88,631,000	P			P	88,631,000
Support to Operations		33,664,000					33,664,000
Operations		751,897,000		197,602,000			949,499,000

LAND TITLING AND REGISTRATION PROGRAM		751,897,000		197,602,000			949,499,000

TOTAL NEW APPROPRIATIONS	P	874,192,000	P	197,602,000		P	1,071,794,000

Special Provision(s)

1. Land Registration Fees and Collections. In addition to the amounts appropriated herein, Three Hundred Ninety Three Million One Hundred Forty Six Thousand Pesos (P393,146,000) and Forty One Million Seven Hundred Ninety Five Thousand Pesos (P41,795,000) shall be used for MODE and Capital Outlay requirements of the Land Registration Authority (LRA), respectively, sourced from twenty percent (20%) of the land registration fees or collections in accordance with Section 111 of P.D. No. 1529.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

The LRA shall submit its quarterly reports on financial and physical accomplishments with electronic signature to the DBM, through the unified reporting system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on LRA website for a period of three (3) years. The Administrator of LRA shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Comprehensive Agrarian Reform Program. The amount of Two Hundred Seventy Three Million Forty Seven Thousand Pesos (P273,047,000) appropriated herein shall be used for the registration requirements of Land Acquisition and Distribution under the Comprehensive Agrarian Reform Program.

3. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	51,610,000	P		P	51,610,000
Administration of Personnel Benefits		37,021,000				37,021,000

Sub-total, General Administration and Support		88,631,000				88,631,000

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Support to Operations
Statistical Services		7,323,000				7,323,000
Information Systems Development and Maintenance		10,864,000				10,864,000
Legal Services		15,477,000				15,477,000

Sub-total, Support to Operations		33,664,000				33,664,000

Operations
Land Registration Services Effectively Delivered		751,897,000		197,602,000		949,499,000

LAND TITLING AND REGISTRATION PROGRAM		751,897,000		197,602,000		949,499,000

Issuance of Registration Decrees and Certificates of Title		233,836,000				233,836,000
Registration of Voluntary and Involuntary Deeds/Instruments		442,616,000				442,616,000
Registration of CLOAS and Other Land Patents Pursuant to the Comprehensive Agrarian Reform Program		75,445,000		197,602,000		273,047,000

Sub-total, Operations		751,897,000		197,602,000		949,499,000

TOTAL NEW APPROPRIATIONS	P	874,192,000	P	197,602,000	P	1,071,794,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	550,710

Total Permanent Positions	550,710

Other Compensation Common to All
Personnel Economic Relief Allowance	48,624
Representation Allowance	7,542
Transportation Allowance	7,542
Clothing and Uniform Allowance	10,130
Honoraria	4,073
Mid-Year Bonus - Civilian	45,893
Year End Bonus	45,893
Cash Gift	10,130
Step Increment	1,377
Productivity Enhancement Incentive	10,130

Total Other Compensation Common to All	191,334

DECEMBER 29, 2017	OFFICIAL GAZETTE	1067
DEPARTMENT OF JUSTICE

Other Compensation for Specific Groups
Longevity Pay	1,189
Anniversay Bonus - Civilian	6,915

Total Other Compensation for Specific Groups	8,104

Other Benefits
PAG-IBIG Contributions	2,431
PhilHealth Contributions	5,521
Employees Compensation Insurance Premiums	2,431
Retirement Gratuity	9,743
Loyalty Award - Civilian	1,195
Terminal Leave	27,278

Total Other Benefits	48,599

Non-Permanent Positions	75,445

Total Personnel Services	874,192

Maintenance and Other Operating Expenses
Travelling Expenses	1,202
Training and Scholarship Expenses	273
Supplies and Materials Expenses	4,043
Utility Expenses	1,803
Communication Expenses	2,950
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	94
General Services	2,450
Repairs and Maintenance	596
Taxes, Insurance Premiums and Other Fees	181,606
Other Maintenance and Operating Expenses
Rent/Lease Expenses	485
Other Maintenance and Operating Expenses	2,100

Total Maintenance and Other Operating Expenses	197,602

Total Current Operating Expenditures	1,071,794

TOTAL NEW APPROPRIATIONS	1,071,794

E. NATIONAL BUREAU OF INVESTIGATION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	1,619,015,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	P	163,272,000	P	202,624,000	P	P	365,896,000

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Operations		711,770,000		357,599,000		183,750,000		1,253,119,000

CRIME DETECTION AND INVESTIGATION PROGRAM		711,770,000		357,599,000		183,750,000		1,253,119,000

TOTAL NEW APPROPRIATIONS	P	875,042,000	P	560,223,000	P	183,750,000	P	1,619,015,000

Special Provision(s)

1. Trust Receipts from Clearance and Other Fees. Thirty percent (30%) of its annual collections but not to exceed One Hundred Fifty Million Pesos (P150,000,000) sourced from clearance and other fees collected by the National Bureau of Investigation (MBI) shall be used for its modernization and augment its MODE and Capital Outlay requirements in accordance with Section 12 of R.A. No. 10867. Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

The Director of the MBI shall submit its quarterly reports on the financial and physical accomplishments on the trust receipts transferred from authorized government depository bank to the National Treasury, including the list of beneficiaries of the scholarship program, with electronic signature to the DBM, through the unified reporting system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on MBI website for a period of three (3) years. The Director of MBI shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Hazard Duty Pay. Subject to favorable recommendation of the National Bureau of Investigation (MBI) Director and approval of the Secretary of Justice, hazard pay not exceeding four thousand pesos (P4,000.00) per month may be granted to officials, agents, investigators and other personnel of the MDI who may be assigned in the investigation of cases which expose them to great danger or risks, subject to budgeting, accounting and auditing rules and regulations.

(CONDITIONAL IMPLEMENTATION- President’s Veto Message, December 19, 2017, Volume I-B, page 652, R.A. No. 10964)

3. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	152,083,000	P	202,624,000	P		P	354,707,000
Administration of Personnel Benefits		11,189,000						11,189,000

Sub-total, General Administration and Support		163,272,000		202,624,000				365,896,000

Operations
Efficient and Effective Investigation Ensured		711,770,000		357,599,000		183,750,000		1,253,119,000

CRIME DETECTION AND INVESTIGATION PROGRAM		711,770,000		357,599,000		183,750,000		1,253,119,000

Investigation and Detection of Crimes and Other Related Activities		564,019,000		97,155,000				661,174,000
Scientific Criminal Investigation Services		95,153,000		59,601,000				154,754,000
Criminal Records Management and Modernization Activities		52,598,000		150,071,000				202,669,000

PROJECTS
Locally-Funded Project(s)				50,772,000		183,750,000		234,522,000

ICT Priority Projects				50,772,000		76,450,000		127,222,000
Construction of 3-Storey NBI District Office, Antique						50,000,000		50,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1069
DEPARTMENT OF JUSTICE

Acquisition of Lot, NBI IV-A Office, Lipa Batangas						15,000,000		15,000,000
Enhancement of NBI Nationwide Network Infrastructure						20,800,000		20,800,000
Establishment of NBI Disaster Recovery Unit						21,500,000		21,500,000

Sub-total, Operations		711,770,000		357,599,000		183,750,000		1,253,119,000

TOTAL NEW APPROPRIATIONS	P	875,042,000	P	560,223,000	P	183,750,000	P	1,619,015,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	617,373

Total Permanent Positions	617,373

Other Compensation Common to All
Personnel Economic Relief Allowance	35,520
Representation Allowance	13,326
Transportation Allowance	13,326
Clothing and Uniform Allowance	7,400
Mid-Year Bonus - Civilian	51,448
Year End Bonus	51,448
Cash Gift	7,400
Step Increment	1,544
Productivity Enhancement Incentive	7,400

Total Other Compensation Common to All	188,812

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	10,639
Hazard Duty Pay	25,981

Total Other Compensation for Specific Groups	36,620

Other Benefits
PAG-IBIG Contributions	1,776
PhilHealth Contributions	4,946
Employees Compensation Insurance Premiums	1,776
Loyalty-Award - Civilian	1,265
Terminal Leave	11,189

Total Other Benefits	20,952

Non-Permanent Positions	11,285

Total Personnel Services	875,042

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Maintenance and Other Operating Expenses
Travelling Expenses	35,349
Training and Scholarship Expenses	14,327
Supplies and Materials Expenses	86,990
Utility Expenses	51,088
Communication Expenses	21,523
Awards/Rewards and Prizes	309
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	150,400
Extraordinary and Miscellaneous Expenses	2,687
Professional Services	124,015
General Services	9,074
Repairs and Maintenance	34,092
Financial Assistance/Subsidy	206
Taxes, Insurance Premiums and Other Fees	1,400
Other Maintenance and Operating Expenses
Advertising Expenses	851
Printing and Publication Expenses	1,079
Representation Expenses	1,070
Transportation and Delivery Expenses	3,017
Rent/Lease Expenses	4,159
Membership Dues and Contributions to Organizations	515
Subscription Expenses	17,972
Other Maintenance and Operating Expenses	100

Total Maintenance and Other Operating Expenses	560,223

Total Current Operating Expenditures	1,435,265

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Structures Outlay	50,000
Machinery and Equipment Outlay	108,750
Transportation Equipment	10,000
Land and Land Improvement Outlay	15,000

Total Capital Outlays	183,750

TOTAL NEW APPROPRIATIONS	1,619,015

F. OFFICE OF THE GOVERNMENT CORPORATE COUNSEL

For general administration and support, and operations, as indicated hereunder	P	125,492,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	P	27,930,000	P	4,818,000		P	32,748,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1071
DEPARTMENT OF JUSTICE

Operations		81,287,000		11,457,000		92,744,000

LEGAL SERVICES FOR GOVERNMENT CORPORATIONS PROGRAM		81,287,000		11,457,000		92,744,000

TOTAL NEW APPROPRIATIONS	P	109,217,000	P	16,275,000	P	125,492,000

Special Provision(s)

1. Assessments Levied by the Office of the Government Corporate Counsel. Fees collected by the Office of the Government Corporate Counsel (OGCC) from client GOCCs in accordance with Section 4 of P.D. No. 1415 shall be deposited with the National Treasury as income of the General Fund in accordance with Section 44, Chapter 5, Book VI of E.O. No. 292.

Failure to comply with the above requirement shall render any disbursement from said income void, and shall subject the erring officials and employees to disciplinary actions pursuant to Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The OGCC shall submit its quarterly reports on the collection of said income with electronic signature to the DBM, through the unified reporting system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on OGCC website for a period of three (3) years. The Government Corporate Counsel shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	27,930,000	P	4,818,000		P	32,748,000

Sub-total, General Administration and Support		27,930,000		4,818,000			32,748,000

Operations
Efficient Legal Services for Government Corporations Ensured		81,287,000		11,457,000			92,744,000

LEGAL SERVICES FOR GOVERNMENT CORPORATIONS PROGRAM		81,287,000		11,457,000			92,744,000

Legal Services to GOCCs		81,287,000		11,457,000			92,744,000

Sub-total, Operations		81,287,000		11,457,000			92,744,000

TOTAL NEW APPROPRIATIONS	P	109,217,000	P	16,275,000		P	125,492,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	73,905

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Total Permanent Positions	73,905

Other Compensation Common to All
Personnel Economic Relief Allowance	2,472
Representation Allowance	4,584
Transportation Allowance	4,584
Clothing and Uniform Allowance	515
Mid-Year Bonus - Civilian	6,158
Year End Bonus	6,158
Cash Gift	515
Step Increment	185
Productivity Enhancement Incentive	515

Total Other Compensation Common to All	25,686

Other Compensation for Specific Groups
Longevity Pay	1,407

Total Other Compensation for Specific Groups	1,407

Other Benefits
PAG-IBIG Contributions	124
PhilHealth Contributions	364
Employees Compensation Insurance Premiums	124
Loyalty Award - Civilian	140

Total Other Benefits	752

Non-Permanent Positions	7,467

Total Personnel Services	109,217

Maintenance and Other Operating Expenses
Travelling Expenses	497
Training and Scholarship Expenses	2,272
Supplies and Materials Expenses	1,367
Utility Expenses	2,514
Communication Expenses	2,076
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,632
Professional Services	500
General Services	360
Repairs and Maintenance	110
Taxes, Insurance Premiums and Other Fees	100
Other Maintenance and Operating Expenses
Printing and Publication Expenses	25
Rent/Lease Expenses	4,822

Total Maintenance and Other Operating Expenses	16,275

Total Current Operating Expenditures	125,492

TOTAL NEW APPROPRIATIONS	125,492

DECEMBER 29, 2017	OFFICIAL GAZETTE	1073
DEPARTMENT OF JUSTICE

G. OFFICE OF THE SOLICITOR GENERAL

For general administration and support, and operations, as indicated hereunder	P	939,646,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	91,294,000	P	80,695,000	P	36,839,000	P	208,828,000
Operations		536,539,000		170,338,000		23,941,000		730,818,000

LEGAL SERVICES FOR NATIONAL GOVERNMENT AGENCIES PROGRAM		536,539,000		170,338,000		23,941,000		730,818,000

TOTAL NEW APPROPRIATIONS	P	627,833,000	P	251,033,000	P	60,780,000	P	939,646,000

Special Provision(s)

1. Income from Collections of the Office of the Solicitor General. In addition to the amounts appropriated herein, the following amounts from the collections of the Office of the Solicitor General (OSG), constituted as a special trust fund, pursuant to R.A. No. 9417 shall be used exclusively for the authorized purposes under Section 11 of R.A. No. 9417, and its implementing rules and regulations subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, except for the payment of special allowance:

(a)	Five percent (5%) of monetary awards given by the Courts to client department, agencies and instrumentalities of the government, including court-approved compromise agreements;

(b)	Fifty percent (50%) of fees collected by the Special Committee on Naturalization; and

(c)	All other income, fees and revenues earned and collected by the Office of the Solicitor General.

Provided, that the special allowances granted to Solicitor General, Assistant Solicitors General, Senior State Solicitors, State Solicitors I and II and Associate Solicitors I to III of the Office of the Solicitor General under R.A. No. 9417 which have already been fully integrated into their salary increase as of June 1, 2012 shall cease to be granted.

The OSG shall submit its quarterly reports on financial and physical accomplishments with electronic signature to the DBM, through the unified reporting system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on OSG website for a period of three (3) years. The Solicitor General shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Operating Requirements of the Special Committee on Naturalization. In addition to the amounts appropriated herein, actual income derived from fifty percent (50%) of fees collected by the Special Committee on Naturalization shall be made available to the Office of the Solicitor General to augment the operational requirements of the Special Committee on Naturalization chargeable against the Special Account in the General Fund 151 (SAGF-151) pursuant to P.D. No. 736 E.O. No. 482 and R.A. No. 9417, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

The OSG shall submit its quarterly reports on financial and physical accomplishments with electronic signature to the DBM, through the unified reporting system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on OSG website for a period of three (3) years. The Solicitor General shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

3. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

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New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Administration and Support Services	P	90,148,000	P	80,695,000	P	36,839,000	P	207,682,000
Administration of Personnel Benefits		1,146,000						1,146,000

Sub-total, General Administration and Support		91,294,000		80,695,000		36,839,000		208,828,000

Operations
Efficient Legal Service for Government and the Public Ensured		536,539,000		170,338,000		23,941,000		730,818,000

LEGAL SERVICES FOR NATIONAL GOVERNMENT AGENCIES PROGRAM		536,539,000		170,338,000		23,941,000		730,818,000

Legal Services to the Government, its Offices and Agencies		536,539,000		170,338,000		23,941,000		730,818,000

Sub-total, Operations		536,539,000		170,338,000		23,941,000		730,818,000

TOTAL NEW APPROPRIATIONS	P	627,833,000	P	251,033,000	P	60,780,000	P	939,646,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	468,866

Total Permanent Positions	468,866

Other Compensation Common to All
Personnel Economic Relief Allowance	16,728
Representation Allowance	21,642
Transportation Allowance	21,642
Clothing and Uniform Allowance	3,485
Mid-Year Bonus - Civilian	39,072
Year End Bonus	39,072
Cash Gift	3,485
Step Increment	1,172
Productivity Enhancement Incentive	3,485

Total Other Compensation Common to All	149,783

Other Compensation for Specific Groups
Longevity Pay	2,638

Total Other Compensation for Specific Groups	2,638

Other Benefits
PAG-IBIG Contributions	837
PhilHealth Contributions	2,741
Employees Compensation Insurance Premiums	837

DECEMBER 29, 2017	OFFICIAL GAZETTE	1075
DEPARTMENT OF JUSTICE

Retirement Gratuity	915
Loyalty Award - Civilian	985
Terminal Leave	231

Total Other Benefits	6,546

Total Personnel Services	627,833

Maintenance and Other Operating Expenses
Travelling Expenses	3,928
Training and Scholarship Expenses	45,455
Supplies and Materials Expenses	19,811
Utility Expenses	21,684
Communication Expenses	15,702
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	30,000
Extraordinary and Miscellaneous Expenses	6,206
Professional Services	582
General Services	13,524
Repairs and Maintenance	23,252
Taxes, Insurance Premiums and Other Fees	764
Other Maintenance and Operating Expenses
Advertising Expenses	100
Representation Expenses	150
Transportation and Delivery Expenses	714
Rent/Lease Expenses	45,385
Subscription Expenses	10,304
Other Maintenance and Operating Expenses	13,472

Total Maintenance and Other Operating Expenses	251,033

Total Current Operating Expenditures	878,866

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	35,755
Furniture, Fixtures and Books Outlay	9,385
Transportation Equipment Outlay	8,500
Intangible Assets	7,140

Total Capital Outlays	60,780

TOTAL NEW APPROPRIATIONS	939,646

H. PAROLE AND PROBATION ADMINISTRATION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	877,180,000

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New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	65,685,000	P	17,863,000	P	9,006,000	P	92,554,000
Operations		592,619,000		114,120,000		77,887,000		784,626,000

PAROLE AND PROBATION PROGRAM		592,619,000		114,120,000		77,887,000		784,626,000

TOTAL NEW APPROPRIATIONS	P	658,304,000	P	131,983,000	P	86,893,000	P	877,180,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	55,974,000	P	17,863,000	P	9,006,000	P	82,843,000

National Capital Region (NCR)		55,974,000		17,863,000		9,006,000		82,843,000

Central Office		55,974,000		17,863,000		9,006,000		82,843,000
Administration of Personnel Benefits
National Capital Region (NCR)		9,711,000						9,711,000

Central Office		9,711,000						9,711,000

Sub-total, General Administration and Support		65,685,000		17,863,000		9,006,000		92,554,000

Operations
Community-Based Rehabilitation and Re-Integration of Offenders Upgraded		592,619,000		114,120,000		77,887,000		784,626,000

PAROLE AND PROBATION PROGRAM		592,619,000		114,120,000		77,887,000		784,626,000

Administration of the Parole and Probation System		592,619,000		105,687,000		13,376,000		711,682,000

National Capital Region (NCR)		76,101,000		11,299,000				87,400,000

Regional Office - NCR		76,101,000		11,299,000				87,400,000
Region I - Ilocos		31,981,000		6,033,000				38,014,000

Regional Office - I		31,981,000		6,033,000				38,014,000
Cordillera Administrative Region (CAR)		19,896,000		4,003,000		1,100,000		24,999,000

Regional Office - CAR		19,896,000		4,003,000		1,100,000		24,999,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1077
DEPARTMENT OF JUSTICE

Region II - Cagayan Valley	27,938,000	4,320,000	1,297,000	33,555,000

Regional Office - II	27,938,000	4,320,000	1,297,000	33,555,000
Region III - Central Luzon	48,158,000	8,252,000	1,100,000	57,510,000

Regional Office - III	48,158,000	8,252,000	1,100,000	57,510,000
Region IVA - CALABARZON	50,833,000	8,377,000	1,100,000	60,310,000

Regional Office - IVA	50,833,000	8,377,000 5,194,000	1,100,000	60,310,000
Region IVB - MIMAROPA	20,298,000			25,492,000

Regional Office - IVB	20,298,000	5,194,000		25,492,000
Region V - Bicol	35,710,000	4,652,000		40,362,000

Regional Office - V	35,710,000	4,652,000		40,362,000
Region VI - Western Visayas	46,194,000	10,719,000		56,913,000

Regional Office - VI	46,194,000	10,719,000		56,913,000
Region VII - Central Visayas	59,471,000	10,819,000	1,100,000	71,390,000

Regional Office - VII	59,471,000	10,819,000	1,100,000	71,390,000
Region VIII - Eastern Visayas	38,529,000	5,288,000	2,382,000	46,199,000

Regional Office - VIII	38,529,000	5,288,000	2,382,000	46,199,000
Region IX - Zamboanga Peninsula	25,104,000	5,067,000	1,100,000	31,271,000

Regional Office - IX	25,104,000	5,067,000	1,100,000	31,271,000
Region X - Northern Mindanao	32,936,000	6,547,000	750,000	40,233,000

Regional Office - X	32,936,000	6,547,000	750,000	40,233,000
Region XI - Davao	36,883,000	5,179,000	1,100,000	43,162,000

Regional Office - XI	36,883,000	5,179,000	1,100,000	43,162,000
Region XII - SOCCSKSARGEN	19,660,000	5,935,000	1,100,000	26,695,000

Regional Office - XII	19,660,000	5,935,000	1,100,000	26,695,000
Region XIII - CARAGA	22,927,000	4,003,000	1,247,000	28,177,000

Regional Office - XIII	22,927,000	4,003,000	1,247,000	28,177,000

Project(s)
Locally-Funded Project(s)
National Justice Information System (NJIS) - Information System Strategic Plan (ISS-PPA): Single Carpeta System		3,506,000		3,506,000

National Capital Region (NCR)		3,506,000		3,506,000

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Central Office				3,506,000				3,506,000
Development of Probation Information System				4,045,000		47,995,000		52,040,000

National Capital Region (NCR)				4,045,000		47,995,000		52,040,000

Central Office				4,045,000		47,995,000		52,040,000
Automation of Human Resource Management and Development System				882,000		16,516,000		17,398,000

National Capital Region (NCR)				882,000		16,516,000		17,398,000

Central Office				882,000		16,516,000		17,398,000

Sub-total, Operations		592,619,000		114,120,000		77,887,000		784,626,000

TOTAL NEW APPROPRIATIONS	P	658,304,000	P	131,983,000	P	86,893,000	P	877,180,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	478,545

Total Permanent Positions	478,545

Other Compensation Common to All
Personnel Economic Relief Allowance	24,792
Representation Allowance	12,414
Transportation Allowance	12,414
Clothing and Uniform Allowance	5,165
Honoraria	2,200
Mid-Year Bonus - Civilian	39,879
Year End Bonus	39,879
Cash Gift	5,165
Step Increment	1,196
Productivity Enhancement Incentive	5,165

Total Other Compensation Common to All	148,269

Other Compensation for Specific Groups
Magna Carta for Public Social Workers	14,863

Total Other Compensation for Specific Groups	14,863

Other Benefits
PAG-IBIG Contributions	1,239
PhilHealth Contributions	3,743
Employees Compensation Insurance Premiums	1,239

DECEMBER 29, 2017	OFFICIAL GAZETTE	1079
DEPARTMENT OF JUSTICE

Loyalty Award - Civilian	695
Terminal Leave	9,711

Total Other Benefits	16,627

Total Personnel Services	658,304

Maintenance and Other Operating Expenses
Travelling Expenses	17,638
Training and Scholarship Expenses	10,835
Supplies and Materials Expenses	12,462
Utility Expenses	8,560
Communication Expenses	12,362
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,824
Professional Services	47,874
General Services	9,565
Repairs and Maintenance	3,365
Taxes, Insurance Premiums and Other Fees	727
Other Maintenance and Operating Expenses
Advertising Expenses	26
Printing and Publication Expenses	894
Representation Expenses	986
Rent/Lease Expenses	4,808
Membership Dues and Contributions to Organizations	1
Subscription Expenses	56

Total Maintenance and Other Operating Expenses	131,983

Total Current Operating Expenditures	790,287

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	15,000
Machinery and Equipment Outlay	53,553
Transportation Equipment Outlay	7,700
Furniture, Fixtures and Books Outlay	10,640

Total Capital Outlays	86,893

TOTAL NEW APPROPRIATIONS	877,180

I. PRESIDENTIAL COMMISSION ON GOOD GOVERNMENT

For general administration and support, and operations, as indicated hereunder	P	120,411,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	P	45,306,000	P	14,790,000		P	60,096,000

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Operations		25,806,000		34,509,000		60,315,000

ILL-GOTTEN WEALTH RECOVERY AND ADMINISTRATION PROGRAM		25,806,000		34,509,000		60,315,000

TOTAL NEW APPROPRIATIONS	P	71,112,000	P	49,299,000	P	120,411,000

Special Provision(s)

1. Use and Recording of Proceeds. All proceeds realized from the sale or administration of assets by the Presidential Commission on Good Government (PCGG) shall be deposited with the National Treasury: PROVIDED, That not more than ten percent (10%) of such proceeds shall be used for the payment of lawful claims, such as, but not limited to, legal fees, litigation expenses, recovery expenses, selling expenses, custodianship, and administrative expenses, such as the cost for the operations of assets recovered and sequestered assets taken over by the PCGG, personnel hired for the purpose, security, realty taxes, monthly dues, repairs and rehabilitation expenses, and other related costs attributable to the sold or administered assets.

In no case shall the proceeds be used for payment of salaries, allowances and other benefits of PCGG officials and employees.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

The PCGG shall submit its quarterly reports on the utilization of funds with electronic signature to the DBM, through the unified reporting system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on PCGG website for a period of three (3) years. The Chairperson of the PCGG shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	45,306,000	P	14,790,000		P	60,096,000

Sub-total, General Administration and Support		45,306,000		14,790,000			60,096,000

Operations
Ill-Gotten Wealth Effectively and Efficiently Recovered		25,806,000		34,509,000			60,315,000

ILL-GOTTEN WEALTH RECOVERY AND ADMINISTRATION PROGRAM		25,806,000		34,509,000			60,315,000

Recovery of Ill-gotten Health		25,806,000		34,509,000			60,315,000

Sub-total, Operations		25,806,000		34,509,000			60,315,000

TOTAL NEW APPROPRIATIONS	P	71,112,000	P	49,299,000		P	120,411,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1081
DEPARTMENT OF JUSTICE

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	34,499

Total Permanent Positions	34,499

Other Compensation Common to All
Personnel Economic Relief Allowance	1,464
Representation Allowance	1,140
Transportation Allowance	1,140
Clothing and Uniform Allowance	305
Honoraria	600
Mid-Year Bonus - Civilian	2,875
Year End Bonus	2,875
Cash Gift	305
Step Increment	86
Productivity Enhancement Incentive	305

Total Other Compensation Common to All	11,095

Other Benefits
PAG-IBIG Contributions	73
PhilHealth Contributions	225
Employees Compensation Insurance Premiums	73

Total Other Benefits	371

Non-Permanent Positions	25,147

Total Personnel Services	71,112

Maintenance and Other Operating Expenses
Travelling Expenses	2,026
Training and Scholarship Expenses	1,240
Supplies and Materials Expenses	4,880
Utility Expenses	4,660
Communication Expenses	3,605
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,990
Professional Services	15,750
General Services	7,800
Repairs and Maintenance	3,733
Taxes, Insurance Premiums and Other Fees	700
Other Maintenance and Operating Expenses
Advertising Expenses	264
Printing and Publication Expenses	54

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Representation Expenses	743
Transportation and Delivery Expenses	54
Rent/Lease Expenses	950
Subscription Expenses	250
Other Maintenance and Operating Expenses	600

Total Maintenance and Other Operating Expenses	49,299

Total Current Operating Expenditures	120,411

TOTAL NEW APPROPRIATIONS	120,411

J. PUBLIC ATTORNEY’S OFFICE

For general administration and support, and operations, as indicated hereunder	P	2,993,053,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	226,009,000	P	10,721,000	P		P	236,730,000
Operations		2,646,585,000		97,738,000		12,000,000		2,756,323,000

PUBLIC LEGAL ASSISTANCE PROGRAM		2,646,585,000		97,738,000		12,000,000		2,756,323,000

TOTAL NEW APPROPRIATIONS	P	2,872,594,000	P	108,459,000	P	12,000,000	P	2,993,053,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	191,201,000	P	10,721,000	P	P	201,922,000
Administration of Personnel Benefits		34,808,000					34,808,000

Sub-total, General Administration and Support		226,009,000		10,721,000			236,730,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1083
DEPARTMENT OF JUSTICE

Operations
Accessible, Efficient and Effective Legal Service to Indigents and Other Qualified Persons Assured		2,646,585,000		97,738,000		12,000,000		2,756,323,000

PUBLIC LEGAL ASSISTANCE PROGRAM		2,646,585,000		97,738,000		12,000,000		2,756,323,000

Provision of Free Legal Services to Indigents and Other Qualified Persons in Criminal, Civil, Labor, Administrative and Other Quasi-Judicial Cases		2,646,585,000		97,738,000		12,000,000		2,756,323,000

Sub-total, Operations		2,646,585,000		97,738,000		12,000,000		2,756,323,000

TOTAL NEW APPROPRIATIONS	P	2,872,594,000	P	108,459,000	P	12,000,000	P	2,993,053,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,074,183

Total Permanent Positions	2,074,183

Other Compensation Common to All
Personnel Economic Relief Allowance	64,368
Representation Allowance	125,526
Transportation Allowance	125,526
Clothing and Uniform Allowance	13,410
Mid-Year Bonus - Civilian	172,849
Year End Bonus	172,849
Cash Gift	13,410
Step Increment	5,185
Productivity Enhancement Incentive	13,410

Total Other Compensation Common to All	706,533

Other Compensation for Specific Groups
Allowance of PAO Lawyers and Employees Assigned in Night Courts	576
Inquest Allowance	38,640

Total Other Compensation for Specific Groups	39,216

Other Benefits
PAG-IBIG Contributions	3,218
PhilHealth Contributions	9,938
Employees Compensation Insurance Premiums	3,218
Retirement Gratuity	19,543
Loyalty Award - Civilian	1,480

1084	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Terminal Leave	15,265

Total Other Benefits	52,662

Total Personnel Services	2,872,594

Maintenance and Other Operating Expenses
Travelling Expenses	6,080
Training and Scholarship Expenses	6,440
Supplies and Materials Expenses	52,692
Utility Expenses	9,235
Communication Expenses	5,463
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,911
Professional Services	1,484
General Services	5,784
Repairs and Maintenance	1,698
Taxes, Insurance Premiums and Other Fees	650
Other Maintenance and Operating Expenses
Advertising Expenses	106
Printing and Publication Expenses	318
Representation Expenses	1,794
Transportation and Delivery Expenses	637
Rent/Lease Expenses	9,967
Membership Dues and Contributions to Organizations	300
Subscription Expenses	900

Total Maintenance and Other Operating Expenses	108,459

Total Current Operating Expenditures	2,981,053

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	12,000

Total Capital Outlays	12,000

TOTAL NEW APPROPRIATIONS	2,993,053

DECEMBER 29, 2017	OFFICIAL GAZETTE	1085
DEPARTMENT OF JUSTICE

GENERAL SUMMARY

DEPARTMENT OF JUSTICE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	P	5,684,459,000	P	754,568,000	P	670,054,000	P	7,109,081,000
B. BUREAU OF CORRECTIONS		755,757,000		1,598,575,000		310,053,000		2,664,385,000
C. BUREAU OF IMMIGRATION		585,331,000		326,300,000		33,535,000		945,166,000
D. LAND REGISTRATION AUTHORITY		874,192,000		197,602,000				1,071,794,000
E. NATIONAL BUREAU OF INVESTIGATION		875,042,000		560,223,000		183,750,000		1,619,015,000
F. OFFICE OF THE GOVERNMENT CORPORATE COUNSEL		109,217,000		16,275,000				125,492,000
G. OFFICE OF THE SOLICITOR GENERAL		627,833,000		251,033,000		60,780,000		939,646,000
H. PAROLE AND PROBATION ADMINISTRATION		658,304,000		131,983,000		86,893,000		877,180,000
I. PRESIDENTIAL COMMISSION ON GOOD GOVERNMENT		71,112,000		49,299,000				120,411,000
J. PUBLIC ATTORNEY’S OFFICE		2,872,594,000		108,459,000		12,000,000		2,993,053,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF JUSTICE	P	13,113,841,000	P	3,994,317,000	P	1,357,065,000	P	18,465,223,000

1086	OFFICIAL GAZETTE	VOL. 113, NO. 1
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XVII. DEPARTMENT OF LABOR AND EMPLOYMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded projects, as indicated hereunder	P	7,198,484,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	726,262,000	P	222,601,000			P	100,086,000	P	1,048,949,000
Support to Operations		17,391,000		35,662,000				35,805,000		88,858,000
Operations		1,374,217,000		4,674,710,000		3,000,000		8,750,000		6,060,677,000

EMPLOYMENT FACILITATION PROGRAM		21,400,000		830,391,000				8,750,000		860,541,000
EMPLOYMENT PRESERVATION AND REGULATION PROGRAM		327,441,000		179,037,000						506,478,000
WORKERS PROTECTION AND WELFARE PROGRAM		1,025,376,000		3,665,282,000		3,000,000				4,693,658,000

TOTAL NEW APPROPRIATIONS	P	2,117,870,000	P	4,932,973,000	P	3,000,000	P	144,641,000	P	7,198,484,000

Special Provision(s)

1. Verification Fees. In addition to the amounts appropriated herein, TWO Hundred Thirty Two Million One Hundred Sixty Six Thousand Pesos (P232,166,000) sourced from collections of verification fees earned in foreign posts shall be recorded as income under Special Account Fund 104354. Said verification fees collected as foreign currency earnings, may be retained as a working fund for the administrative and operational expenses of DOLE’S Foreign Service Offices, subject to the guidelines jointly issued by the DBM, DOLE and BTr. The total amount of income retained as a working fund and the subsequent allotments to be released for MODE and Capital Outlay requirements of DOLE’s foreign posts shall not exceed the amount of appropriations authorized for verification of overseas employment documents.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.0. No. 292, s. 1987.

The DOLE shall submit its quarterly reports on the utilization of said amount with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports an DOLE website for a period of three (3) years. The Secretary of Labor and Employment shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Government Internship Program (GIP) and Tulong Panghanapbuhay sa Ating Disadvantaged/Displaced Workers Program (TUPAD). The amount of TWO Billion Three Hundred Six Million One Hundred Seventy One Thousand Pesos (P2,306,171,000) appropriated under Livelihood and Emergency Employment shall be used for the payment of stipend of beneficiaries equivalent to Seventy Five percent (75%) of the existing minimum wage in the area during their office or field training in the Government under the GIP; and implementation of the Tulong Panghanapbuhay sa Ating Disadvantaged/Displaced Workers Program. The DOLE is allowed to utilize up to five percent (5%) of the said amounts to cover the administrative costs of implementing the program.

DECEMBER 29, 2017	OFFICIAL GAZETTE	1087
DEPARTMENT OF LABOR AND EMPLOYMENT

In the identification of beneficiaries, the DOLE shall give priority to the fallowing, in the order of preference:

(i) Indigent families under the National Household Targeting System for Poverty Reduction;

(ii) Informal Sector Families; and

(iii) Those under the next lower poverty level, as determined by the DSND.

The DOLE shall submit its quarterly reports on financial and physical accomplishments with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on DOLE website for a period of three (3) years. Likewise, the DOLE shall post the names and addresses of the beneficiaries, the area of deployment for each of them, and the type of assistance provided, on their respective official websites. The Secretary of Labor and Employment shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

3. Trust Receipts from Lien on Gross Production of Sugar. The lien imposed on the gross production of sugar remitted to DOLE shall be used in accordance with R.A. No. 6982, as follows:

(a) Eighty percent (80%), including interest income for payment of cash bonus of workers in the sugar farm or will based on work production in accordance with DOLE Order No. 114-11 dated May 3, 2011;

(b) Nine percent (9%) for socio-economic projects of sugar workers;

(c) Five percent (5%) for the death benefit program of sugar workers;

(d) Three percent (3%) for maternity benefits of women sugar workers, up to the first four (4) deliveries in addition to existing benefits granted by law or collective bargaining agreements; and

(e) Three percent (3%) for administrative expenses.

Said lien shall be deposited with the National Treasury in accordance with E.0. No. 338, s. 1996 and shall be recorded as trust receipts.

The DOLE shall submit its quarterly reports on the financial and physical accomplishments on the trust receipts transferred from authorized government depository bank to the National Treasury with electronic signature to the DBN, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on DOLE website for a period of three (3) years. The Secretary of labor and Employment shall send written notice to the said offices when said reports have been posted on its website, which shall be considered as the date of submission.

4. Adjustment Measures Program. The amount of Ten Million Pesos (P10,000,000) appropriated herein shall be used for the implementation of the Adjustment Measures Program for affected workers under the K to 12 Program.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.0. No. 292.

5. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Program/Activities/Projects

Current Operating Expenditures

	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	686,019,000	P	222,601,000		P	100,086,000	P	1,008,706,000

1088	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

National Capital Region (NCR)	204,781,000	127,865,000	42,683,000	375,329,000

Central Office	121,875,000	101,539,000	42,683,000	266,097,000
Regional Office - NCR	82,906,000	26,326,000		109,232,000
Region I - Ilocos	30,633,000	6,719,000		37,352,000

Regional Office - I	30,633,000	6,719,000		37,352,000
Cordillera Administrative Region (CAR)	23,258,000	3,237,000	1,605,000	28,100,000

Regional Office - CAR	23,258,000	3,237,000	1,605,000	28,100,000
Region II - Cagayan Valley	29,028,000	3,403,400	600,000	33,031,000

Regional Office - II	29,028,000	3,403,000	600,000	33,031,000
Region III - Central Luzon	48,881,000	7,502,000		56,383,000

Regional Office - III	48,881,000	7,502,000		56,383,000
Region IVA - CALABARZON	43,523,000	11,811,000	15,000,000	70,334,000

Regional Office - IVA	43,523,000	11,811,000	15,000,000	70,334,000
Region IVB - NIMAROPA	16,564,000	2,460,000		19,024,000

Regional Office - IVB	16,564,000	2,460,000		19,024,000
Region V - Bicol	31,319,000	4,464,000	198,000	35,981,000

Regional Office - V	31,319,000	4,464,000	198,000	35,981,000
Region VI - Western Visayas	43,787,000	6,708,000		50,495,000

Regional Office - VI	43,787,000	6,708,000		50,495,000
Region VII - Central Visayas	35,016,000	9,417,000		44,433,000

Regional Office - VII	35,016,000	9,417,000		44,433,000
Region VIII - Eastern Visayas	29,180,000	7,989,000		37,169,000

Regional Office - VIII	29,180,000	7,989,000		37,169,000
Region IX - Zamboanga Peninsula	31,869,000	3,992,000		35,861,000

Regional Office - IX	31,869,000	3,992,000		35,861,000
Region X - Northern Mindanao	34,401,000	6,803,000		41,204,000

Regional Office - X	34,401,000	6,803,000		41,204,000
Region XI - Davao	35,056,000	7,146,000	40,000,000	82,202,000

Regional Office - XI	35,056,000	7,146,000	40,000,000	82,202,000
Region XII - SOCCSKSARGEN	29,939,000	5,231,000		35,170,000

Regional Office - XII	29,939,000	5,231,000		35,170,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1089
DEPARTMENT OF LABOR AND EMPLOYMENT

Region XIII - CARAGA	18,784,000	7,854,000		26,638,000

Regional Office - XIII	18,784,000	7,854,000		26,638,000
Administration of Personnel Benefits	40,243,000			40,243,000

National Capital Region (NCR)	40,243,000			40,243,000

Central Office	40,243,000			40,243,000

Sub-total, General Administration and Support	726,262,000	222,601,000	100,086,000	1,048,949,000

Support to Operations
Attendance to local, regional, international conference and participation of tripartite delegation in the international labor organizations in Geneva, Switzerland		4,244,000		4,244,000

National Capital Region (NCR)		4,244,000		4,244,000

Central Office		4,244,000		4,244,000
Legal Services	17,391,000	4,161,000		21,552,000

National Capital Region (NCR)	17,391,000	4,161,000		21,552,000

Central Office	17,391,000	4,161,000		21,552,000
Project(s)
Locally-Funded Project(s)		27,257,000	35,805,000	63,062,000

Computerization Program		27,257,000	35,805,000	63,062,000
National Capital Region (NCR)		27,257,000	35,805,000	63,062,000

Central Office		27,257,000	35,805,000	63,062,000

Sub-total, Support to Operations	17,391,000	35,662,000	35,805,000	88,858,000

Operations
Employability of workers and competitiveness of NSNEs enhanced	21,400,000	830,391,000	8,750,000	860,541,000

EMPLOYMENT FACILITATION PROGRAM	21,400,000	830,391,000	8,750,000	860,541,000

Promotion of Local Employment	21,400,000	6,983,000		28,383,000

National Capital Region (NCR)	21,400,000	6,983,000		28,383,000

Central Office	21,400,000	6,983,000		28,383,000
Youth Employability		729,241,000		729,241,000

National Capital Region (NCR)		126,655,000		126,655,000

Central Office		20,463,000		20,463,000
Regional Office - NCR		106,192,000		106,192,000

1090	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region I - Ilocos	15,215,000	15,215,000

Regional Office - I	15,215,000	15,215,000
Cordillera Administrative Region (CAR)	29,774,000	29,774,000

Regional Office - CAR	29,774,000	29,774,000
Region II - Cagayan Valley	41,173,000	41,173,000

Regional Office - II	41,173,000	41,173,000
Region III - Central Luzon	83,241,000	83,241,000

Regional Office - III	83,241,000	83,241,000
Region IVA - CALABARZON	54,269,000	54,269,000

Regional Office - IVA	54,269,000	54,269,000
Region IVB - MIMAROPA	22,412,000	22,412,000

Regional Office - IVB	22,412,000	22,412,000
Region V - Bicol	22,028,000	22,028,000

Regional Office - V	22,028,000	22,028,000
Region VI - Western Visayas	37,128,000	37,128,000

Regional Office - VI	37,128,000	37,128,000
Region VII - Central Visayas	72,756,000	72,756,000

Regional Office - VII	72,756,000	72,756,000
Region VIII - Eastern Visayas	24,320,000	24,320,000

Regional Office - VIII	24,320,000	24,320,000
Region IX - Zamboanga Peninsula	47,937,000	47,937,000

Regional Office - IX	47,937,000	47,937,000
Region X - Northern Mindanao	35,281,000	35,281,000

Regional Office - X	35,281,000	35,281,000
Region XI - Davao	35,172,000	35,172,000

Regional Office - XI	35,172,000	35,172,000
Region XII - SOCCSKSARGEN	55,045,000	55,045,000

Regional Office - XII	55,045,000	55,045,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1091
DEPARTMENT OF LABOR AND EMPLOYMENT

Region XIII - CARAGA	26,835,000		26,835,000

Regional Office - XIII	26,835,000		26,835,000
Job Search Assistance	65,563,000	8,750,000	74,313,000

National Capital Region (NCR)	51,973,000	8,750,000	60,723,000

Central Office	49,583,000	8,750,000	58,333,000
Regional Office - NCR	2,390,000		2,390,000
Region I - Ilocos	828,000		828,000

Regional Office - I	828,000		828,000
Cordillera Administrative Region (CAR)	892,000		892,000

Regional Office - CAR	892,000		892,000
Region II - Cagayan Valley	570,000		570,000

Regional Office - II	570,000		570,000
Region III - Central LUZON	2,416,000		2,416,000

Regional Office - III	2,416,000		2,416,000
Region IVA - CALABARZON	2,107,000		2,107,000

Regional Office - IVA	2,107,000		2,107,000
Region IVB - MIMAROPA	471,000		471,000

Regional Office - IVB	471,000		471,000
Region V - Bicol	433,000		433,000

Regional Office - V	433,000		433,000
Region VI - Western Visayas	622,000		622,000

Regional Office - VI	622,000		622,000
Region VII - Central Visayas	565,000		565,000

Regional Office - VII	565,000		565,000
Region VIII - Eastern Visayas	1,003,000		1,003,000

Regional Office - VIII	1,003,000		1,003,000
Region IX - Zamboanga Peninsula	623,000		623,000

Regional Office - IX	623,000		623,000
Region X - Northern Mindanao	800,000		800,000

Regional Office - X	800,000		800,000

1092	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region XI - Davao		1,080,000	1,080,000

Regional Office - XI		1,080,000	1,080,000
Region XII - SOCCSKSARGEN		699,000	699,000

Regional Office - XII		699,000	699,000
Region XIII - CARAGA		481,000	481,000

Regional Office - XIII		481,000	481,000
Project(s)
Locally-Funded Project(s)		28,604,000	28,604,000

Skills Registry Program		28,604,000	28,604,000
National Capital Region (NCR)		28,604,000	28,604,000

Central Office		28,604,000	28,604,000
Protection of worker’s rights and maintenance of industrial peace ensured	327,441,000	179,037,000	506,478,000

EMPLOYMENT PRESERVATION AND REGULATION PROGRAM	327,441,000	179,037,000	506,478,000

Promotion of Good Labor-Management Relations	24,405,000	6,772,000	31,177,000

National Capital Region (NCR)	24,405,000	6,772,000	31,177,000

Central Office	24,405,000	6,772,000	31,177,000
Promotion of Rights at Work and Labor Standards	24,530,000	7,191,000	31,721,000

National Capital Region (NCR)	24,530,000	7,191,000	31,721,000

Central Office	24,530,000	7,191,000	31,721,000
Tripartism and Social Dialogue		7,546,000	7,546,000

National Capital Region (NCR)		7,546,000	7,546,000

Central Office		7,546,000	7,546,000
Worker’s Organizations Development and Empowerment		22,054,000	22,054,000

National Capital Region (NCR)		9,549,000	9,549,000

Central Office		9,024,000	9,024,000
Regional Office - NCR		525,000	525,000
Region I - Ilocos		134,000	134,000

Regional Office - I		134,000	134,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1093
DEPARTMENT OF LABOR AND EMPLOYMENT

Cordillera Administrative Region (CAR)		396,000	396,000

Regional Office - CAR		396,000	396,000
Region II - Cagayan Valley		1,086,000	1,086,000

Regional Office - II		1,086,000	1,086,000
Region III - Central Luzon		974,000	974,000

Regional Office - III		974,000	974,000
Region IVA - CALABARZON		2,271,000	2,271,000

Regional Office - IVA		2,271,000	2,271,000
Region IVB - MIMAROPA		844,000	844,000

Regional Office - IVB		844,000	844,000
Region V - Bicol		573,000	573,000

Regional Office - V		573,000	573,000
Region VI - Western Visayas		755,000	755,000

Regional Office - VI		755,000	755,000
Region VII - Central Visayas		767,000	767,000

Regional Office - VII		767,000	767,000
Region VIII - Eastern Visayas		459,000	459,000

Regional Office - VIII		459,000	459,000
Region IX - Zamboanga Peninsula		966,000	966,000

Regional Office - IX		966,000	966,000
Region X - Northern Mindanao		1,252,000	1,252,000

Regional Office - X		1,252,000	1,252,000
Region XI - Davao		821,000	821,000

Regional Office - XI		821,000	821,000
Region XII - SOCCSKSARGEN		880,000	880,000

Regional Office - XII		880,000	880,000
Region XIII - CARAGA		327,000	327,000

Regional Office - XIII		327,000	327,000
Labor Laws Compliance	278,506,000	123,622,000	402,128,000

National Capital Region (NCR)	136,030,000	21,227,000	157,257,000

1094	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Central Office		1,000,000	1,000,000
Regional Office - NCR	136,030,000	20,227,000	156,257,000
Region I - Ilocos	9,648,000	5,303,000	14,951,000

Regional Office - I	9,648,000	5,303,000	14,951,000
Cordillera Administrative Region (CAR)	3,904,000	3,806,000	7,710,000

Regional Office - CAR	3,904,000	3,806,000	7,710,000
Region II - Cagayan Valley	7,586,000	3,596,000	11,182,000

Regional Office - II	7,586,000	3,596,000	11,182,000
Region III - Central Luzon	23,744,000	15,847,000	39,591,000

Regional Office - III	23,744,000	15,847,000	39,591,000
Region IVA - CALABARZON	31,156,000	18,895,000	50,051,000

Regional Office - IVA	31,156,000	18,895,000	50,051,000
Region IVB - MIMAROPA	1,226,000	3,712,000	4,938,000

Regional Office - IVB	1,226,000	3,712,000	4,938,000
Region V - Bicol	6,082,000	4,703,000	10,785,000

Regional Office - V	6,082,000	4,703,000	10,785,000
Region VI - Western Visayas	10,609,000	6,818,000	17,427,000

Regional Office - VI	10,609,000	6,818,000	17,427,000
Region VII - Central Visayas	17,682,000	10,377,000	28,059,000

Regional Office - VII	17,682,000	10,377,000	28,059,000
Region VIII - Eastern Visayas	2,241,000	3,391,000	5,632,000

Regional Office - VIII	2,241,000	3,391,000	5,632,000
Region IX - Zamboanga Peninsula	5,113,000	3,806,000	8,919,000

Regional Office - IX	5,113,000	3,806,000	8,919,000
Region X - Northern Mindanao	5,151,000	6,851,000	12,002,000

Regional Office - X	5,151,000	6,851,000	12,002,000
Region XI - Davao	12,075,000	7,865,000	19,940,000

Regional Office - XI	12,075,000	7,865,000	19,940,000
Region XII - SOCCKSARGEN	3,929,000	4,313,000	8,242,000

Regional Office - XI	3,929,000	4,313,000	8,242,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1095
DEPARTMENT OF LABOR AND EMPLOYMENT

Region XIII - CARAGA	2,330,000	3,112,000	5,442,000

Regional Office - XIII	2,330,000	3,112,000	5,442,000
Case Management		11,852,000	11,852,000

National Capital Region (NCR)		2,463,000	2,463,000

Central Office		777,000	777,000
Regional Office - NCR		1,686,000	1,686,000
Region I - Ilocos		470,000	470,000

Regional Office - I		470,000	470,000
Cordillera Administrative Region (CAR)		416,000	416,000

Regional Office - CAR		416,000	416,000
Region II - Cagayan Valley		445,000	445,000

Regional Office - II		445,000	445,000
Region III - Central Luzon		287,000	287,000

Regional Office - III		287,000	287,000
Region IVA - CALABARZON		1,152,000	1,152,000

Regional Office - IVA		1,152,000	1,152,000
Region IVB - MIMAROPA		464,000	464,000

Regional Office - IVB		464,000	464,000
Region V - Bicol		450,000	450,000

Regional Office - V		450,000	450,000
Region VI - Western Visayas		1,230,000	1,230,000

Regional Office - VI		1,230,000	1,230,000
Region VII - Central Visayas		668,000	668,000

Regional Office - VII		668,000	668,000
Region VIII - Eastern Visayas		727,000	727,000

Regional Office - VIII		727,000	727,000
Region IX - Zamboanga Peninsula		549,000	549,000

Regional Office - IX		549,000	549,000
Region X - Northern Mindanao		630,000	630,000

Regional Office - X		630,000	630,000

1096	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region XI - Davao		901,000		901,000

Regional Office - XI		901,000		901,000
Region XII - SOCCSKSARGEN		545,000		545,000

Regional Office - XII		545,000		545,000
Region XIII - CARAGA		455,000		455,000

Regional Office - XIII		455,000		455,000
Social protection for vulnerable worker’s strengthened	1,025,376,000	3,665,282,000	3,000,000	4,693,658,000

WORKER’S PROTECTION AND WELFARE PROGRAM	1,025,376,000	3,665,282,000	3,000,000	4,693,658,000

Promotion of Rights and Welfare of Workers with Special Concerns	30,430,000	15,654,000		46,084,000

National Capital Region (NCR)	30,430,000	15,654,000		46,084,000

Central Office	30,430,000	15,654,000		46,084,000
Promotion of International Labor Affairs	16,685,000	14,090,000		30,775,000

National Capital Region (NCR)	16,685,000	14,090,000		30,775,000

Central Office	16,685,000	14,090,000		30,775,000
Livelihood and Emergency Employment		3,342,976,000		3,342,976,000

National Capital Region (NCR)		2,384,605,000		2,384,605,000

Central Office		2,360,486,000		2,360,486,000
Regional Office - NCR		24,119,000		24,119,000
Region I - Ilocos		35,243,000		35,243,000

Regional Office - I		35,243,000		35,243,000
Cordillera Administrative Region (CAR)		18,895,000		18,895,000

Regional Office - I		18,895,000		18,895,000
Region II - Cagayan Valley		28,307,000		28,307,000

Regional Office - II		28,307,000		28,307,000
Region III - Central Luzon		61,834,000		61,834,000

Regional Office - III		61,834,000		61,834,000
Region IVA - CALABARZON		62,823,000		62,823,000

Regional Office - IVA		62,823,000		62,823,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1097
DEPARTMENT OF LABOR AND EMPLOYMENT

Region IVB - MIMAROPA		37,516,000		37,516,000

Regional Office - IVB		37,516,000		37,516,000
Region V - Bicol		105,963,000		105,963,000

Regional Office - V		105,963,000		105,963,000
Region VI - Western Visayas		84,301,000		84,301,000

Regional Office - VI		84,301,000		84,301,000
Region VII - Central Visayas		100,373,000		100,373,000

Regional Office - VII		100,373,000		100,373,000
Region VIII - Eastern Visayas		85,682,000		85,682,000

Regional Office - VIII		85,682,000		85,682,000
Region IX - Zamboanga Peninsula		62,184,000		62,184,000

Regional Office - IX		62,184,000		62,184,000
Region X - Northern Mindanao		85,169,000		85,169,000

Regional Office - X		85,169,000		85,169,000
Region XI - Davao		53,271,000		53,271,000

Regional Office - XI		53,271,000		53,271,000
Region XII - SOCCSKSARGEN		84,984,000		84,984,000

Regional Office - XII		84,984,000		84,984,000
Region XIII - CARAGA		51,826,000		51,826,000

Regional Office - XIII		51,826,000		51,826,000
Welfare Services	960,806,000	210,017,000	3,000,000	1,173,823,000

National Capital Region (NCR)	882,035,000	203,608,000	3,000,000	1,088,643,000

Central Office	871,684,000	202,995,000	3,000,000	1,077,679,000
Regional Office - NCR	10,351,000	613,000		10,964,000
Region I - Ilocos	4,367,000	492,000		4,859,000

Regional Office - I	4,367,000	492,000		4,859,000
Cordillera Administrative Region (CAR)	6,581,000	416,000		6,997,000

Regional Office - CAR	6,581,000	416,000		6,997,000
Region II - Cagayan Valley	4,890,000	355,000		5,245,000

Regional Office - II	4,890,000	355,000		5,245,000

1098	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region III - Central Luzon		5,159,000		579,000						5,738,000

Regional Office - III		5,159,000		579,000						5,738,000
Region IVA - CALABARZON		5,198,000		685,000						5,883,000

Regional Office - IVA		5,198,000		685,000						5,883,000
Region IVB - MINAROPA		5,785,000		325,000						6,110,000

Regional Office - IVB		5,785,000		325,000						6,110,000
Region V - Bicol		5,453,000		287,000						5,740,000

Regional Office - V		5,453,000		287,000						5,740,000
Region VI - Western Visayas		3,777,000		390,000						4,167,000

Regional Office - VI		3,777,000		390,000						4,167,000
Region VII - Central Visayas		5,720,000		369,000						6,089,000

Regional Office - VII		5,720,000		369,000						6,089,000
Region VIII - Eastern Visayas		4,318,000		305,000						4,623,000

Regional Office - VIII		4,318,000		305,000						4,623,000
Region IX - Zamboanga Peninsula		4,877,000		513,000						5,390,000

Regional Office - IX		4,877,000		513,000						5,390,000
Region X - Northern Mindanao		6,101,000		470,000						6,571,000

Regional Office - X		6,101,000		470,000						6,571,000
Region XI - Davao		6,401,000		650,000						7,051,000

Regional Office - XI		6,401,000		650,000						7,051,000
Region XII - SOCCSKSARGEN		6,052,000		379,000						6,431,000

Regional Office - XII		6,052,000		379,000						6,431,000
Region XIII - CARAGA		4,092,000		194,000						4,286,000

Regional Office - XIII		4,092,000		194,000						4,286,000
Reintegration Services for Overseas Filipino Workers		17,455,000		82,545,000						100,000,000

National Capital Region (NCR)		17,455,000		82,545,000						100,000,000

Central Office		17,455,000		82,545,000						100,000,000

Sub-total, Operations		1,374,217,000		4,674,710,000		3,000,000		8,750,000		6,060,677,000

TOTAL NEW APPROPRIATIONS	P	2,117,870,000	P	4,932,973,000	P	3,000,000	P	144,641,000	P	7,198,484,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1099
DEPARTMENT OF LABOR AND EMPLOYMENT

New Appropriations, by object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,022,760

Total Permanent Positions	1,022,760

Other Compensation Common to All
Personnel Economic Relief Allowance	52,344
Representation Allowance	12,990
Transportation Allowance	12,990
Clothing and Uniform Allowance	10,905
Mid-Year Bonus - Civilian	85,229
Year End Bonus	85,229
Cash Gift	10,905
Step Increment	2,558
Productivity Incentive Allowance	10,905

Total Other Compensation Common to All	284,055

Other Compensation for Specific Groups
Overseas Allowance	756,808

Total Other Compensation for Specific Groups	756,808

Other Benefits
PAG-IBIG Contributions	2,616
PhilHealth Contributions	8,772
Employees Compensation Insurance Premiums	2,616
Terminal Leave	40,243

Total Other Benefits	54,247

Total Personnel Services	2,117,870

Maintenance and Other Operating Expenses
Travelling Expenses	152,743
Training and Scholarship Expenses	85,566
Supplies and Materials Expenses	77,769
Utility Expenses	54,104
Communication Expenses	82,938
Awards/Rewards and Prizes	902
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,842
Professional Services	91,239
General Services	57,571

1100	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Repairs and Maintenance	25,060
Financial Assistance/Subsidy	3,990,109
Taxes, Insurance Premiums and Other Fees	12,109
Other Maintenance and Operating Expenses
Advertising Expenses	9,007
Printing and Publication Expenses	32,132
Representation Expenses	36,892
Transportation and Delivery Expenses	20,530
Rent/Lease Expenses	178,680
Membership Dues and Contributions to Organizations	65
Subscription Expenses	9,899
Donations	50
Other Maintenance and Operating Expenses	10,766

Total Maintenance and Other Operating Expenses	4,932,973

Financial Expenses
Bank Charges	3,000

Total Financial Expenses	3,000

Total Current Operating Expenditures	7,053,843

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	15,000
Building and other Structures	61,300
Machinery and Equipment Outlay	45,155
Transportation Equipment Outlay	11,550
Furniture, Fixtures and Books Outlay	11,636

Total Capital Outlays	144,641

TOTAL NEW APPROPRIATIONS	7,198,484

B. INSTITUTE FOR LABOR STUDIES

For general administration and support, and operations, including locally-funded projects as indicated hereunder	P	36,451,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	9,652,200	P	7,110,000	P	1,535,000	P	18,297,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1101
DEPARTMENT OF LABOR AND EMPLOYMENT

Operations		14,262,000		3,767,000		125,000		18,154,000

LABOR AND EMPLOYMENT RESEARCH PROGRAM		14,262,000		3,767,000		125,000		18,154,000

TOTAL NEW APPROPRIATIONS	P	23,914,000	P	10,877,000	P	1,660,000	P	36,451,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	9,652,000	P	7,110,000	P	1,535,000	P	18,297,000

Sub-total, General Administration and Support		9,652,000		7,110,000		1,535,000		18,297,000

Operations
Utilization of labor and employment researches for policy development and program implementation increased		14,262,000		3,767,000		125,000		18,154,000

LABOR AND EMPLOYMENT RESEARCH PROGRAM		14,262,000		3,767,000		125,000		18,154,000

Cost-benefit evaluation of legislation, research into innovative and indigenous approaches promoting harmonious and productive labor-management relations, and publication		14,262,000		2,767,000				17,029,000

PROJECT(S)
Locally-Funded Project(s)
Adoption of Inter-Agency Shared Services				1,000,000		125,000		1,125,000

Sub-total, Operations		14,262,000		3,767,000		125,000		18,154,000

TOTAL NEW APPROPRIATIONS	P	23,914,000	P	10,877,000	P	1,660,000	P	36,451,000

1102	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	18,439

Total Permanent Positions	18,439

Other Compensation Common to All
Personnel Economic Relief Allowance	1,008
Representation Allowance	222
Transportation Allowance	222
Clothing and Uniform Allowance	210
Mid-Year Bonus - Civilian	1,537
Year End Bonus	1,537
Cash Gift	210
Step Increment	46
Productivity Enhancement Incentive	210

Total Other Compensation Common to All	5,202

Other Benefits
PAG-IBIG Contributions	51
PhilHealth Contributions	161
Employees Compensation Insurance Premiums	51
Terminal leave	10

Total Other Benefits	273

Total Personnel Services	23,914

Maintenance and Other Operating Expenses
Travelling Expenses	1,346
Training and Scholarship Expenses	984
Supplies and Materials Expenses	978
Utility Expenses	1,000
Communication Expenses	1,199
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	1,318
General Services	1,457
Repairs and Maintenance	295
Taxes, Insurance Premiums and Other Fees	135
Other Maintenance and Operating Expenses
Advertising Expenses	20
Printing and Publication Expenses	198
Representation Expenses	602
Rent/Lease Expenses	150
Subscription Expenses	915

DECEMBER 29, 2017	OFFICIAL GAZETTE	1103
DEPARTMENT OF LABOR AND EMPLOYMENT

Other Maintenance and Operating Expenses	162

Total Maintenance and Other Operating Expenses	10,877

Total Current Operating Expenditures	34,791

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,660

Total Capital Outlays	1,660

TOTAL NEW APPROPRIATIONS	36,451

C. NATIONAL CONCILIATION AND MEDIATION BOARD

For general administration and support, support to operations, and operations, as indicated hereunder	P	212,243,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	18,720,000	P	16,012,000	P	2,105,000	P	36,837,000
Support to Operations		18,520,000		5,598,000				24,118,000
Operations		105,184,000		45,768,000		336,000		151,288,000

LABOR-MANAGEMENT PARTNERSHIP AND EMPOWERMENT PROGRAM		42,779,000		26,490,000		236,000		69,505,000
LABOR CASE MANAGEMENT PROGRAM		62,405,000		19,278,000		100,000		81,783,000

TOTAL NEW APPROPRIATIONS	P	142,424,000	P	67,378,000	P	2,441,000	P	212,243,000

Special Provision(s)

1. Special Voluntary Arbitration Fund. In addition to the amounts appropriated herein, Three Hundred Sixty One Thousand Pesos (P361,000) sourced from registration fees collected on collective bargaining agreements, constituted into the Special Voluntary Arbitration Fund, shall be used for the effective and efficient administration of the Voluntary Arbitration Program in accordance with Article 231 of P.D. No. 442, as amended by R.A. No. 6715.

Release of said funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

1104	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

The National Conciliation and Mediation Board (NCMB) shall submit its quarterly reports on financial and physical accomplishments with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on NCMB website for a period of three (3) years. The Executive Director of the NCMB shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	12,902,000	P	16,012,000	P	2,105,000	P	31,019,000

National Capital Region (NCR)		12,902,000		16,012,000		2,105,000		31,019,000

Central Office		12,902,000		16,012,000		2,105,000		31,019,000
Administration of Personnel Benefits		5,818,000						5,818,000

National Capital Region (NCR)		5,818,000						5,818,000

Central Office		5,818,000						5,818,000

Sub-total, General Administration and Support		18,720,000		16,012,000		2,105,000		36,837,000

Support to Operations
Policy and Program Formulation, Monitoring and Evaluation and Conciliation/Mediation, Labor Management Cooperation and Voluntary Arbitration		18,520,000		5,598,000				24,118,000

National Capital Region (NCR)		18,520,000		5,598,000				24,118,000

Central Office		18,520,000		5,598,000				24,118,000

Sub-total, Support to Operations		18,520,000		5,598,000				24,118,000

Operations
Labor-management relations improved		42,779,000		26,490,000		236,000		69,505,000
LABOR-MANAGEMENT PARTNERSHIP AND EMPOWERMENT PROGRAM		42,779,000		26,490,000		236,000		69,505,000

Facilitation/Operationalization/ Institutionalization/Strengthening and Enhancement of Workplace Cooperation Partnership Mechanisms, and Workplace Dispute Prevention and Settlement Mechanisms		42,779,000		26,490,000		236,000		69,505,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1105
DEPARTMENT OF LABOR AND EMPLOYMENT

National Capital Region (NCR)		42,779,000		26,490,000		236,000		69,505,000

Central Office		42,779,000		26,490,000		236,000		69,505,000
Labor disputes effectively settled/resolved		62,405,000		19,278,000		100,000		81,783,000

LABOR CASE MANAGEMENT PROGRAM		62,405,000		19,278,000		100,000		81,783,000

Labor Conciliation-Mediation of Requests for Assistance (RFAs), Preventive Mediation (PM), Notices of Strike/Lockout (NS/L), Actual Strike/Lockout (AS/L) and Arbitration Services		62,405,000		19,278,000		100,000		81,783,000

National Capital Region (NCR)		62,405,000		19,278,000		100,000		81,783,000

Central Office		62,405,000		19,278,000		100,000		81,783,000

Sub-total, Operations		105,184,000		45,768,000		336,000		151,288,000

TOTAL NEW APPROPRIATIONS	P	142,424,000	P	67,378,000	P	2,441,000	P	212,243,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	102,974

Total Permanent Positions	102,974

Other Compensation Common to All
Personnel Economic Relief Allowance	4,824
Representation Allowance	3,276
Transportation Allowance	3,276
Clothing and Uniform Allowance	1,005
Mid-Year Bonus-Civilian	8,585
Year End Bonus	8,585
Cash Gift	1,005
Step Increment	257
Productivity Enhancement Incentive	1,005

Total Other Compensation Common to All	31,818

Other Compensation for Specific Groups

1106	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Anniversary Bonus - Civilian	582

Total other Compensation for Specific Groups	582

Other Benefits
PAG-IBIG Contributions	240
PhilHealth Contributions	752
Employees Compensation Insurance Premiums	240
Terminal Leave	5,818

Total Other Benefits	7,050

Total Personnel Services	142,424

Maintenance and Other Operating Expenses
Travelling Expenses	6,448
Training and Scholarship Expenses	5,270
Supplies and Materials Expenses	8,257
Utility Expenses	5,148
Communication Expenses	5,963
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,626
Professional Services	5,389
General Services	10,324
Repairs and Maintenance	3,307
Taxes, Insurance Premiums and Other Fees	670
Other Maintenance and Operating Expenses
Advertising Expenses	90
Printing and Publication Expenses	231
Representation Expenses	2,715
Rent/Lease Expenses	10,689
Subscription Expenses	1,251

Total Maintenance and Other Operating Expenses	67,378

Total Current Operating Expenditures	209,802

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,385
Transportation Equipment Outlay	56

Total Capital Outlays	2,441

TOTAL NEW APPROPRIATIONS	212,243

D. NATIONAL LABOR RELATIONS COMMISSION

For general administration and support, and operations as indicated hereunder	P	1,140,547,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1107
DEPARTMENT OF LABOR AND EMPLOYMENT

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	150,831,000	P	68,849,000	P	10,334,000	P	238,014,000
Operations		810,769,000		91,764,000				902,533,000

LABOR ARBITRATION PROGRAM		810,769,000		91,764,000				902,533,000

TOTAL NEW APPROPRIATIONS	P	969,600,000	P	160,613,000	P	10,334,000	P	1,140,547,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	49,578,000	P	68,849,000	P	10,334,000	P	128,761,000

National Capital Region (NCR)		49,578,000		68,849,000		10,334,000		128,761,000

Central Office		49,578,000		68,849,000		10,334,000		128,761,000
Administration of Personnel Benefits		109,253,000						109,253,000

National Capital Region (NCR)		109,253,000						109,253,000

Central Office		109,253,000						109,253,000

Sub-total, General Administration and Support		158,831,000		68,849,000		10,334,000		238,014,000

Operations
Due process in resolving labor disputes ensured		810,769,000		91,764,000				902,533,000

LABOR ARBITRATION PROGRAM		810,769,000		91,764,000				902,533,000

1108	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Resolution of Appealed labor Cases		226,636,000		37,894,000				264,530,000

National Capital Region (NCR)		226,636,000		37,894,000				264,530,000

Central Office		226,636,000		37,894,000				264,530,000
Arbitration of Labor Cases		584,133,000		53,870,000				638,003,000

National Capital Region (NCR)		584,133,000		53,870,000				638,003,000

Central Office		584,133,000		53,870,000				638,003,000

Sub-total, Operations		810,769,000		91,764,000				902,533,000

TOTAL NEW APPROPRIATIONS	P	969,600,000	P	160,613,000	P	10,334,000	P	1,140,547,000

NEW Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	643,926

Total Permanent Positions	643,926

Other Compensation Common to All
Personnel Economic Relief Allowance	24,912
Representation Allowance	25,392
Transportation Allowance	25,392
Clothing and Uniform Allowance	5,190
Mid-Year Bonus - Civilian	53,661
Year End Bonus	53,661
Cash Gift	5,190
Step Increment	1,610
Productivity Enhancement Incentive	5,190

Total Other Compensation Common to All	200,198

Other Compensation for Specific Groups
Longevity Pay	9,412

Total Other Compensation for Specific Groups	9,412

Other Benefits
PAG-IBIG Contributions	1,245
Philhealth Contributions	3,673
Employees Compensation Insurance Premiums	1,245

DECEMBER 29, 2017	OFFICIAL GAZETTE	1109
DEPARTMENT OF LABOR AND EMPLOYMENT

Retirement Gratuity	72,701
Terminal Leave	36,552

Total Other Benefits	115,416

Non-Permanent Positions	648

Total Personnel Services	969,600

Maintenance and Other Operating Expenses
Travelling Expenses	3,137
Training and Scholarship Expenses	4,365
Supplies and Materials Expenses	10,661
Utility Expenses	23,799
Communication Expenses	22,279
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	17,747
Professional Services	1,530
General Services	17,140
Repairs and Maintenance	2,756
Taxes, Insurance Premiums and Other Fees	1,758
Other Maintenance and Operating Expenses
Advertising Expenses	192
Printing and Publication Expenses	220
Representation Expenses	300
Transportation and Delivery Expenses	706
Rent/Lease Expenses	51,400
Subscription Expenses	2,623

Total Maintenance and Other Operating Expenses	160,613

Total Current Operating Expenditures	1,130,213

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	10,334

Total Capital Outlays	10,334

TOTAL NEW APPROPRIATIONS	1,140,547

E. NATIONAL MARITIME POLYTECHNIC

For general administration and support, and operations, as indicated hereunder	P	99,393,000

1110	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	17,249,000	P	25,576,000	P	5,851,000	P	48,676,000
Operations		24,025,000		23,192,000		3,500,000		50,717,000

MARITIME SKILLS COMPETENCY PROGRAM		15,010,000		17,527,000		3,500,000		36,037,000
MARITIME RESEARCH PROGRAM		9,015,000		5,665,000				14,680,000

T0TAL NEW APPROPRIATIONS	P	41,274,000	P	48,768,000	P	9,351,000	P	99,393,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	17,249,000	P	25,576,000	P	5,851,000	P	48,676,000

Sub-total, General Administration and Support		17,249,000		25,576,000		5,851,000		48,676,000

Operations
Employability and competitiveness of Filipino seafarers enhanced		15,010,000		17,527,000		3,500,000		36,037,000

MARITIME SKILLS COMPETENCY PROGRAM		15,010,000		17,527,000		3,500,000		36,037,000

Maritime training and maritime assessment services		15,010,000		17,527,000		3,500,000		36,037,000
Maritime manpower sector improved through quality research		9,015,000		5,665,000				14,680,000

MARITIME RESEARCH PROGRAM		9,015,000		5,665,000				14,680,000

Maritime research services		9,015,000		5,665,000				14,680,000

Sub-total, Operations		24,025,000		23,192,000		3,500,000		50,717,000

TOTAL NEW APPROPRIATIONS	P	41,274,000	P	48,768,000	P	9,351,000	P	99,393,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1111
DEPARTMENT OF LABOR AND EMPLOYMENT

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	29,112

Total Permanent Positions	29,112

Other Compensation Common to All
Personnel Economic Relief Allowance	1,848
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	385
Honoraria	2,200
Mid-Year Bonus - Civilian	2,426
Year End Bonus	2,426
Cash Gift	385
Step Increment	73
Productivity Enhancement Incentive	385

Total Other Compensation Common to All	10,692

Other Compensation for Specific Groups
Magna Carta for Science and Technology Personnel	729
Anniversary Bonus - Civilian	228

Total Other Compensation for Specific Groups	957

Other Benefits
PAG - IBIG Contributions	92
PhilHealth Contributions	279
Employees Compensation Insurance Premiums	92
Loyalty Award - Civilian	50

Total Other Benefits	513

Total Personnel Services	41,274

Maintenance and Other Operating Expenses
Travelling Expenses	2,799
Training and Scholarship Expenses	727
Supplies and Materials Expenses	8,463
Utility Expenses	6,115
Communication Expenses	3,699
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	4,590

1112	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

General Services	6,793
Repairs and Maintenance	7,664
Taxes, Insurance Premiums and Other Fees	2,279
Other Maintenance and Operating Expenses
Advertising Expenses	282
Printing and Publication Expenses	541
Representation Expenses	1,500
Transportation and Delivery Expenses	200
Rent/Lease Expenses	2,694
Membership Dues and Contributions to Organizations	60
Subscription Expenses	252

Total Maintenance and Other Operating Expenses	48,768

Total Current Operating Expenditures	90,042

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	3,140
Machinery and Equipment Outlay	5,066
Intangible Assets Outlay	1,145

Total Capital Outlays	9,351

TOTAL NEW APPROPRIATIONS	99,393

F. NATIONAL WAGES AND PRODUCTIVITY COMMISSION

For general administration and support, and operations, including locally-funded projects as indicated hereunder	P	208,816,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	32,603,000	P	19,366,000	P	2,630,000	P	54,599,000
Support to Operations						500,000		500,000
Operations		103,405,000		50,252,000		60,000		153,717,000

ENTERPRISE PRODUCTIVITY IMPROVEMENT PROGRAM		69,187,000		25,474,000		60,000		94,721,000
WAGE REGULATORY PROGRAM		34,218,000		24,778,000				58,996,000

Total, Programs		136,008,000		69,618,000		3,190,000		208,816,000

TOTAL NEW APPROPRIATIONS	P	136,008,000	P	69,618,000	P	3,190,000	P	208,816,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1113
DEPARTMENT OF LABOR AND EMPLOYMENT

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	29,253,000	P	15,752,000	P	2,630,000	P	47,635,000

National Capital Region (NCR)		29,253,000		15,752,000		2,630,000		47,635,000

Central Office		29,253,000		15,752,000		2,630,000		47,635,000
Human Resource Development				3,614,000				3,614,000

National Capital Region (NCR)				3,614,000				3,614,000

Central Office				3,614,000				3,614,000
Administration of Personnel Benefits		3,350,000						3,350,000

National Capital Region (NCR)		3,350,000						3,350,000

Central Office		3,350,000						3,350,000

Sub-total, General Administration and Support		32,603,000		19,366,000		2,630,000		54,599,000

Support to Operations
Project(s)
Locally-Funded Project(s)						500,000		500,000

Information System Strategic Plan						500,000		500,000

National Capital Region (NCR)						500,000		500,000

Central Office						500,000		500,000

Sub-total, Support to Operations						500,000		500,000

Operations
Capacity of NSMEs to implement productivity improvement program enhanced		69,187,000		25,474,000		60,000		94,721,000

ENTERPRISE PRODUCTIVITY IMPROVEMENT PROGRAM		69,187,000		25,474,000		60,000		94,721,000

Development and Implementation of Policies Plans and Projects Related to Income, Productivity

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GENERAL APPROPRIATIONS ACT, FY 2018

Improvement and Gainsharing Schemes		69,187,000		25,474,000		60,000		94,721,000

National Capital Region (NCR)		69,187,000		25,474,000		60,000		94,721,000

Central Office		69,187,000		25,474,000		60,000		94,721,000
Fair and reasonable minimum wages in accordance with law ensured		34,218,000		24,778,000				58,996,000

WAGE REGULATORY PROGRAM		34,218,000		24,778,000				58,996,000

Development and Implementation of Policies Plans, Programs, and Projects on Wages and Resolution of Wage Order and Exemption Cases		34,218,000		24,778,000				58,996,000

National Capital Region (NCR)		34,218,000		24,778,000				58,996,000

Central Office		34,218,000		24,778,000				58,996,000

Sub-total, Operations		103,405,000		50,252,000		60,000		153,717,000

TOTAL NEW APPROPRIATIONS	P	136,008,000	P	69,618,000	P	3,190,000	P	208,816,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	87,847

Total Permanent Positions	87,847

Other Compensation Common to All
Personnel Economic Relief Allowance	4,200
Representation Allowance	1,842
Transportation Allowance	1,842
Clothing and Uniform Allowance	875
Mid-Year Bonus - Civilian	7,319
Year End Bonus	7,319
Cash Gift	875
Per Diems	18,360
Step Increment	216
Productivity Enhancement Incentive	875

Total Other Compensation Common to All	43,723

DECEMBER 29, 2017	OFFICIAL GAZETTE	1115
DEPARTMENT OF LABOR AND EMPLOYMENT

Other Benefits
PAG - IBIG Contributions	212
PhilHealth Contributions	664
Employees Compensation Insurance Premiums	212
Terminal Leave	3,350

Total Other Benefits	4,438

Total Personnel Services	136,008

Maintenance and Other Operating Expenses
Travelling Expenses	6,781
Training and Scholarship Expenses	3,279
Supplies and Materials Expenses	8,930
Utility Expenses	4,657
Communication Expenses	3,476
Survey, Research, Exploration and
Development Expenses	950
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	368
Professional Services	1,600
General Services	4,882
Repairs and Maintenance	1,866
Taxes, Insurance Premiums and Other Fees	498
Other Maintenance and Operating Expenses
Advertising Expenses	1,529
Printing and Publication Expenses	1,123
Representation Expenses	11,674
Transportation and Delivery Expenses	224
Rent/Lease Expenses	14,694
Subscription Expenses	1,954
Other Maintenance and Operating Expenses	1,133

Total Maintenance and Other Operating Expenses	69,618

Total Current Operating Expenditures	205,626

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	3,190

Total Capital Outlays	3,190

TOTAL NEW APPROPRIATIONS	208,816

G. PHILIPPINE OVERSEAS EMPLOYMENT ADMINISTRATION

For general administration and support, and operations, including locally-funded projects, as indicated hereunder	P 541,101,000

New Appropriations, by Program

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GENERAL APPROPRIATIONS ACT, FY 2018

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P 52,430,000	P 87,602,000	P 2,756,000	P 142,788,000
Operations	170,777,000	88,633,000	138,903,000	398,313,000

OVERSEAS EMPLOYMENT AND WELFARE PROGRAM	93,502,000	60,656,000	138,903,000	293,061,000
OVERSEAS EMPLOYMENT REGULATORY PROGRAM	77,275,000	27,977,000		105,252,000

Total, Programs	223,207,000	176,235,000		399,442,000

TOTAL, APPROPRIATIONS	P 223,207,000	P 176,235,000	P 141,659,000	P 541,101,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P 46,862,000	P 87,602,000	P 2,756,000	P 137,220,000
Administration of Personnel Benefits	5,568,000			5,568,000

Sub-total, General Administration and Support	52,430,000	87,602,000	2,756,000	142,788,000

Operations
Empowerment and Protection of Overseas Filipino Workers ensured
OVERSEAS EMPLOYMENT AND WELFARE PROGRAM	93,502,000	60,656,000	138,903,000	293,061,000

Overseas Employment Facilitation Services	61,474,000	51,807,000		113,281,000
Worker’s Welfare and Government

DECEMBER 29, 2017	OFFICIAL GAZETTE	1117
DEPARTMENT OF LABOR AND EMPLOYMENT

Placement Services	32,028,000	8,849,000		40,877,000
Project(s)
Locally-Funded Project(s)			138,903,000	138,903,000

POEA Building Renovation Phase 4 Fifth, Sixth and Lower Ground Floor			138,903,000	138,903,000
OVERSEAS EMPLOYMENT REGULATORY PROGRAM	77,275,000	27,977,000		105,252,000

Licensing and Regulation Services (including Anti-Illegal Recruitment Services)	38,883,000	20,963,000		59,846,000
Adjudication Service	38,392,000	7,014,000		45,406,000

Sub-total, Operations	170,777,000	88,633,000	138,903,000	398,313,000

TOTAL NEW APPROPRIATIONS	P 223,207,000	176,235,000	141,659,000	541,101,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	164,029

Total Permanent Positions	164,029

Other Compensation Common to All
Personnel Economic Relief Allowance	7,512
Representation Allowance	4,368
Transportation Allowance	4,266
Clothing and Uniform Allowance	1,565
Honoraria	264
Mid-Year Bonus - Civilian	13,670
Year End Bonus	13,670
Cash Gift	1,565
Step Increment	409
Productivity Enhancement Incentive	1,565

Total Other Compensation Common to All	48,854

Other Benefits
PAG-IBIG Contributions	377

1118	OFFICIAL GAZETTE	VOL. 113, No. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PhilHealth Contributions	1,278
Employees Compensation Insurance Premiums	377
Terminal Leave	5,568

Total Other Benefits	7,600

Non-Permanent Positions	2,724

Total Personnel Services	223,207

Maintenance and Other Operating Expenses
Travelling Expenses	9,361
Training and Scholarship Expenses	7,125
Supplies and Materials Expenses	20,524
Utility Expenses	26,231
Communication Expenses	20,490
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,048
Professional Services	1,895
General Services	52,585
Repairs and Maintenance	8,171
Taxes, Insurance Premiums and Other Fees	3,772
Other Maintenance and Operating Expenses
Advertising Expenses	1,046
Printing and Publication Expenses	732
Representation Expenses	7,640
Rent/Lease Expenses	12,579
Subscription Expenses	1,524
Other Maintenance and Operating Expenses	1,512

Total Maintenance and Other Operating Expenses	176,235

Total Current Operating Expenditures	399,442

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	138,903
Machinery and Equipment Outlay	1,656
Transportation Equipment Outlay	1,100

Total Capital Outlays	141,659

TOTAL NEW APPROPRIATIONS	541,101

H. PROFESSIONAL REGULATION COMMISSION

For general administration and support, and operations as indicated hereunder	P 827,567,000

New Appropriations, by Program

DECEMBER 29, 2017	OFFICIAL GAZETTE	1119
DEPARTMENT OF LABOR AND EMPLOYMENT

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P 53,527,000	P 93,683,000	P 39,904,000	P 187,114,000
Operations	331,281,000	288,462,000	20,710,000	640,453,000

PROFESSIONAL LICENSURE PROGRAM	266,552,000	239,068,000	20,710,000	526,330,000
PROFESSIONAL REGULATION PROGRAM	58,986,000	39,635,000		98,621,000
PROFESSIONAL DATABASE MANAGEMENT PROGRAM	5,743,000	9,759,000		15,502,000

TOTAL NEW APPROPRIATIONS	P 384,808,000	P 382,145,000	P 60,614,000	P 827,567,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P 52,422,000	P 93,683,000	P 39,904,000	P 186,009,000
Administration of Personnel Benefits	1,105,000			1,105,000

Sub-total, General Administration and Support	53,527,000	93,683,000	39,904,000	187,114,000

Operations
Highly ethical, globally competitive, and recognized Filipino professionals ensured	331,281,000	288,462,000	20,710,000	640,453,000

PROFESSIONAL LICENSURE PROGRAM	266,552,000	239,068,000	20,710,000	526,330,000

Processing of applications for licensure examinations	23,593,000	101,275,000		124,868,000
Preparation of test questions and the conduct

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GENERAL APPROPRIATIONS ACT, FY 2018

and the rating of licensure examinations	232,358,000	131,514,000		363,872,000
Tabulation, computation, rating, release of examination results, collation and analysis of data on licensure exam	10,601,000	6,279,000		16,880,000
Project(s)
Locally-Funded Project(s)			20,710,000	20,710,000

Rehabilitation of PRC Regional Office Building in Tuguegarao - 2nd Floor			10,200,000	10,200,000
Structural Retrofitting of PRC’s Annex Building			10,510,000	10,510,000
PROFESSIONAL REGULATION PROGRAM	58,986,000	39,635,000		98,621,000

Administrative investigations, hearings and decisions on complaints against professionals and illegal practitioners	41,890,000	4,717,000		46,607,000
Inspection of institutions and industrial establishments, and accreditation of professional organizations, firms and partnerships for the practice of professions, specialty societies and organizations	4,214,000	7,934,000		12,148,000
Issuance to initial registrants of professional identification cards and registration certificates	12,390,000	10,366,000		22,756,000
Renewal of professional identification cards	492,000	10,542,000		11,034,000
Negotiation and implementation of the professional regulation aspect of all international trade agreements where the Philippines is a signatory		6,076,000		6,076,000
PROFESSIONAL DATABASE MANAGEMENT PROGRAM	5,743,000	9,759,000		15,502,000

Computerization of licensure examination processes and regulation services	5,743,000	9,759,000		15,502,000

Sub-total, Operations	331,281,000	288,462,000	20,710,000	640,453,000

TOTAL NEW APPROPRIATIONS	P 384,808,000	P 382,145,000	P 60,614,000	P 827,567,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services

DECEMBER 29, 2017	OFFICIAL GAZETTE	1121
DEPARTMENT OF LABOR AND EMPLOYMENT

Civilian Personnel
Permanent Positions
Basic Salary	117,731

Total Permanent Positions	117,731

Other Compensation Common to All
Personnel Economic Relief Allowance	8,880
Representation Allowance	1,362
Transportation Allowance	1,362
Clothing and Uniform Allowance	1,850
Honoraria	223,935
Mid-Year Bonus - Civilian	9,812
Year End Bonus	9,812
Cash Gift	1,850
Step Increment	294
Productivity Enhancement Incentive	1,850

Total Other Compensation Common to All	261,007

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	2,419

Total Other Compensation Common to All	2,419

Other Benefits
PAG-IBIG Contributions	443
PhilHealth Contributions	1,100
Employees Compensation Insurance Premiums	443
Loyalty Award - Civilian	265
Terminal Leave	1,105

Total Other Benefits	3,356
Non-Permanent Positions	295

Total Personnel Services	384,808

Maintenance and Other Operating Expenses
Travelling Expenses	39,407
Training and Scholarship Expenses	6,210
Supplies and Materials Expenses	79,030
Utility Expenses	22,535
Communication Expenses	17,946
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,598
Professional Services	6,368
General Services	131,102
Repairs and Maintenance	7,023
Taxes, Insurance Premiums and Other Fees	1,910
Other Maintenance and Operating Expenses
Advertising Expenses	3,065
Printing and Publication Expenses	145
Representation Expenses	3,425

1122	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Transportation and Delivery Expenses	80
Rent/Lease Expenses	55,631
Subscription Expenses	3,064
Other Maintenance and Operating Expenses	2,606

Total Maintenance and Other Operating Expenses	382,145

Total Current Operating Expenditures	766,953

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	20,710
Machinery and Equipment Outlay	28,718
Transportation Equipment Outlay	6,600
Furniture, Fixtures and Books Outlay	4,586

Total Capital Outlays	60,614

TOTAL NEW APPROPRIATIONS	827,567

I. OVERSEAS WORKERS WELFARE ADMINISTRATION

For general administration and support, support to operations, and operations, including locally-funded projects, as indicated hereunder	P 875,682,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P 63,398,000	P 184,427,000	P 400,000		P248,225,000
Operations	592,457,000	35,000,000			627,457,000

SOCIAL PROTECTION AND WELFARE FOR OFWs PROGRAM	592,457,000	35,000,000			627,457,000

Total Programs	655,855,000	219,427,000	400,000		875,682,000

TOTAL NEW APPROPRIATIONS	P 655,855,000	P 219,427,000	P 400,000		P875,682,000

Special Provision(s)

1. Overseas Workers Welfare Administration Fund. The Overseas Workers Welfare Administration (OWWA) Fund constituted from

DECEMBER 29, 2017	OFFICIAL GAZETTE	1123
DEPARTMENT OF LABOR AND EMPLOYMENT

membership contributions, investment and interest income, and income from other sources shall be used to provide social and welfare services to Filipino overseas workers such as, insurance coverage, legal, placement and remittance assistance and for the operational expenses of the OWWA in accordance with R.A. No. 10801.

Disbursements or expenditures by OWWA in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary action in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The OWWA shall submit its quarterly reports on financial and physical accomplishments with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on OWWA website for a period of three (3) years. The OWWA Administrator shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Emergency Repatriation Program. The amount of Thirty Five Million Pesos (P35,000,000) appropriated herein shall be used exclusively for the implementation of the Emergency Repatriation Program.

3. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P 63,398,000	P 184,427,000	P 400,000		P248,225,000

National Capital Region (NCR)	63,398,000	184,427,000	400,000		248,225,000

Central Office	63,398,000	184,427,000	400,000		248,225,000

Sub-total, General Administration and Support	63,398,000	184,427,000	400,000		248,225,000

Operations
Social Protection for OFNs Enhanced	592,457,000	35,000,000			627,457,000

SOCIAL PROTECTION AND WELFARE FOR OFMs PROGRAM	592,457,000	35,000,000			627,457,000

Training and Scholarship Grant	29,233,000				29,233,000

National Capital Region (NCR)	29,233,000				29,233,000

Central Office	29,233,000				29,233,000
Welfare Services	507,077,000				507,077,000

National Capital Region (NCR)	507,077,000				507,077,000

Central Office	507,077,000				507,077,000

1124	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Membership Promotion	56,147,000			56,147,000

National Capital Region (NCR)	56,147,000			56,147,000

Central Office	56,147,000			56,147,000
Project(s)
Locally-Funded Project(s)		35,000,000		35,000,000

Emergency Repatriation Program		35,000,000		35,000,000

National Capital Region (NCR)		35,000,000		35,000,000

Central Office		35,000,000		35,000,000

Sub-total, Operations	592,457,000	35,000,000		627,457,000

TOTAL NEW APPROPRIATIONS	P 655,855,000	P 219,427,000	P 400,000	P 875,682,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	213,699

Total Permanent Positions	213,699

Other Compensation Common to All
Personnel Economic Relief Allowance	9,288
Representation Allowance	4,686
Transportation Allowance	4,686
Clothing and Uniform Allowance	1,935
Mid-Year Bonus - Civilian	17,808
Year End Bonus	17,808
Cash Gift	1,935
Per Diems	426
Step Increment	534
Productivity Enhancement Incentive	1,935

Total Other Compensation Common to All	61,041

Other Compensation for Specific Groups

DECEMBER 29, 2017	OFFICIAL GAZETTE	1125
DEPARTMENT OF LABOR AND EMPLOYMENT

Overseas Allowance	375,315

Total Other Compensation for Specific Groups	375,315

Other Benefits
PAG-IBIG Contributions	465
PhilHealth Contributions	1,572
Employees Compensation Insurance Premiums	465

Total Other Benefits	2,502

Non-Permanent Positions	3,298

Total Personnel Services	655,855

Maintenance and Other Operating Expenses
Travelling Expenses	17,025
Training and Scholarship Expenses	12,244
Supplies and Materials Expenses	20,694
Utility Expenses	26,105
Communication Expenses	19,508
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,549
Professional Services	5,126
General Services	58,144
Repairs and Maintenance	6,686
Financial Assistance/Subsidy	150
Taxes, Insurance Premiums and Other Fees	4,116
Other Maintenance and Operating Expenses
Advertising Expenses	11,150
Printing and Publication Expenses	8,203
Representation Expenses	6,456
Transportation and Delivery Expenses	8,240
Rent/Lease Expenses	6,100
Subscription Expenses	2,172
Donations	150
Other Maintenance and Operating Expenses	3,609

Total Maintenance and Other Operating Expenses	219,427

Total Current Operating Expenditures	875,282

Financial Expenses
Bank Charges	400

Total Financial Expenses	400

TOTAL NEW APPROPRIATIONS	875,682

1126	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

GENERAL SUMMARY

DEPARTMENT OF LABOR AND EMPLOYMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	P	2,117,870,000	P	4,932,973,000	P	3,000,000	P	144,641,000	P	7,198,484,000
B. INSTITUTE FOR LABOR STUDIES		23,914,000		10,877,000				1,660,000		36,451,000
C. NATIONAL CONCILIATION AND MEDIATION BOARD		142,424,000		67,378,000				2,441,000		212,243,000
D. NATIONAL LABOR RELATIONS COMMISSION		969,600,000		160,613,000				10,334,000		1,140,547,000
E. NATIONAL MARITIME POLYTECHNIC		41,274,000		48,768,000				9,351,000		99,393,000
F. NATIONAL WAGES AND PRODUCTIVITY COMMISSION		136,008,000		69,618,000				3,190,000		208,816,000
G. PHILIPPINE OVERSEAS EMPLOYMENT ADMINISTRATION		223,207,000		176,235,000				141,659,000		541,101,000
H. PROFESSIONAL REGULATION COMMISSION		384,808,000		382,145,000				60,614,000		827,567,000
I. OVERSEAS WORKERSS WELFARE ADMINISTRATION		655,855,000		219,427,000		400,000				875,682,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF LABOR AND EMPLOYMENT	P	4,694,960,000	P	6,068,034,000	P	3,400,000	P	373,890,000	P	11,140,284,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1127
DEPARTMENT OF NATIONAL DEFENSE

XVIII. DEPARTMENT OF NATIONAL DEFENSE

A. OFFICE OF THE SECRETARY - PROPER

For general administration and support, and operations, as indicated hereunder	P	443,004,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
General Administration and Support	P	156,160,000	P	141,120,000			P	297,280,000
Operations				145,724,000				145,724,000

DEFENSE POLICY AND STRATEGY MANAGEMENT PROGRAM				145,724,000				145,724,000

TOTAL NEW APPROPRIATIONS	P	156,160,000	P	286,844,000			P	443,004,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	P	149,963,000	P	141,120,000			P	291,083,000
Administration of Personnel Benefits		6,197,000						6,197,000

Sub-total, General Administration and Support		156,160,000		141,120,000				297,280,000

Operations
Defense and security policy and strategy direction provided				145,724,000				145,724,000

DEFENSE POLICY AND STRATEGY MANAGEMENT PROGRAM				145,724,000				145,724,000

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Development, implementation and monitoring of the Defense System of Management (DSOM)				113,350,000		113,350,000
Development, implementation and monitoring of the International Defense Engagement (IDSE)				32,374,000		32,374,000

Sub-total, Operations				145,724,000		145,724,000

TOTAL NEW APPROPRIATIONS	P	156,160,000	P	286,844,000	P	443,004,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	113,243

Total Permanent Positions	113,243

Other Compensation Common to All
Personnel Economic Relief Allowance	5,760
Representation Allowance	3,402
Transportation Allowance	3,402
Clothing and Uniform Allowance	1,200
Mid-Year Bonus - Civilian	9,437
Year End Bonus	9,437
Cash Gift	1,200
Step Increment	283
Productivity Enhancement Incentive	1,200

Total Other Compensation Common to All	35,321

Other Benefits
PAG-IBIG Contributions	288
PhilHealth Contributions	824
Employees Compensation Insurance Premiums	287
Retirement Gratuity	5,966
Terminal Leave	231

Total Other Benefits	7,596

Total Personnel Services	156,160

Maintenance and Other Operating Expenses
Travelling Expenses	25,256
Training and Scholarship Expenses	16,761
Supplies and Materials Expenses	50,017

DECEMBER 29, 2017	OFFICIAL GAZETTE	1129
DEPARTMENT OF NATIONAL DEFENSE

Utility Expenses	28,411
Communication Expenses	14,297
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	23,000
Extraordinary and Miscellaneous Expenses	3,072
Intelligence Expenses	10,000
Professional Services	14,922
General Services	11,945
Repairs and Maintenance	32,781
Taxes, Insurance Premiums and Other Fees	2,495
Other Maintenance and Operating Expenses
Advertising Expenses	734
Printing and Publication Expenses	2,175
Representation Expenses	26,726
Rent/Lease Expenses	23,242
Subscription Expenses	759
Donations	251

Total Maintenance and Other Operating Expenses	286,844

Total Current Operating Expenditures	443,004

TOTAL NEW APPROPRIATIONS	443,004

B. GOVERNMENT ARSENAL

For general administration and support, and operations, as indicated hereunder	P 1,216,188,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P	74,184,000	P	40,687,000			P	114,871,000
Operations		168,208,000		933,109,000				1,101,317,000

SHALL ARMS AMMUNITION, WEAPONS, AND MUNITIONS		168,208,000		933,109,000				1,101,317,000

TOTAL NEW APPROPRIATIONS	P	242,392,000	P	973,796,000			P	1,216,188,000

Special Provision(s)

1. Hospital Income. In addition to the amounts appropriated herein, all income generated from the operations of the Government Arsenal (GA) infirmary shall be deposited in an authorized government depository bank and used to augment the infirmary’s MODE and Capital Outlay requirements, subject to the fallowing conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from Philhealth reimbursements from availment of medical services shall be used exclusively by said hospitals for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

1130	OFFICIAL GAZETTE	VOL. 113, No. 1
GENERAL APPROPRIATIONS ACT, FY 2018

The GA shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The Director of GA and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the GA website.

2. Authority to Barter and Sell Scrap Items. The Director of GA, upon approval of the Secretary of National Defense, may barter or sell scrap items in accordance with E.O. No. 888, s. 1983, as amended. The barter and sale of scrap items shall be subject to the CDA rules on the disposal of government properties and sale through public auction. The items acquired from barter shall be recorded or booked-up as government property while proceeds from the sale shall accrue to the Revised AFP Modernization Act Trust Fund pursuant to Section 6 of R.A. No. 10349.

3. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	P	59,468,000	P	40,687,000			P	100,155,000
Administration of Personnel Benefits		14,716,000						14,716,000

Sub-total, General Administration and Support		74,184,000		40,687,000				114,871,000

Operations
Supply of Small Arms, Ammunition, Weapons, and Munitions Increased to the Level of Demand		168,208,000		933,109,000				1,101,317,000

SMALL ARMS AMMUNITION, WEAPONS AND MUNITIONS PROGRAM		168,208,000		933,109,000				1,101,317,000

Planning and development of arms manufacturing processes and procedures		10,188,000		7,029,000				17,217,000
Manufacture, storage and security of small arms ammunition		158,020,000		926,080,000				1,084,100,000

Sub-total, Operations		168,208,000		933,109,000				1,101,317,000

TOTAL NEW APPROPRIATIONS	P	242,392,000	P	973,796,000			P	1,216,188,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel

DECEMBER 29, 2017	OFFICIAL GAZETTE	1131
DEPARTMENT OF NATIONAL DEFENSE

Permanent Positions
Basic Salary	131,762

Total Permanent Positions	131,762

Other Compensation Common to All
Personnel Economic Relief Allowance	14,616
Representation Allowance	510
Transportation Allowance	510
Clothing and Uniform Allowance	3,045
Mid-Year Bonus - Civilian	10,980
Year End Bonus	10,980
Cash Gift	3,045
Step Increment	329
Productivity Enhancement Incentive	3,045

Total Other Compensation Common to All	47,060

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	300
Magna Carta for Science & Technology Personnel	39,414
Quarters Allowance	1,347
Night Shift Differential Pay	4,173

Total Other Compensation for Specific Groups	45,234

Other Benefits
PAG-IBIG Contributions	731
PhilHealth Contributions	1,483
Employees Compensation Insurance Premiums	731
Retirement Gratuity	1,820
Loyalty Award-Civilian	675
Terminal Leave	12,896

Total Other Benefits	18,336

Total Personnel Services	242,392

Maintenance and Other Operating Expenses
Travelling Expenses	6,790
Training and Scholarship Expenses	4,721
Supplies and Materials Expenses	854,847
Utility Expenses	38,192
Communication Expenses	1,788
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	130
Professional Services	4,205
General Services	27,762
Repairs and Maintenance	31,049
Taxes, Insurance Premiums and Other Fees	2,087
Other Maintenance and Operating Expenses
Advertising Expenses	318
Printing and Publication Expenses	68
Representation Expenses	647
Transportation and Delivery Expenses	1,006

1132	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Subscription Expenses	186

Total Maintenance and Other Operating Expenses	973,796

Total Current Operating Expenditures	1,216,188

TOTAL NEW APPROPRIATIONS	1,216,188

C. NATIONAL DEFENSE COLLEGE OF THE PHILIPPINES

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	644,313,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P	20,766,000	P	32,050,000		542,000,000	P	594,816,000
Operations		19,664,000		29,833,000				49,497,000

NATIONAL DEFENSE AND SECURITY POLICY STUDIES PROGRAM		10,355,000		6,066,000				16,421,000
NATIONAL DEFENSE AND SECURITY EDUCATION PROGRAM		9,309,000		23,767,000				33,076,000

TOTAL NEW APPROPRIATIONS	P	40,430,000	P	61,883,000		542,000,000	P	644,313,000

Special Provision(s)

1. Use of Fund. The amount appropriated herein shall be used for the construction of an academic building with amphitheater. The amphitheater shall be for the joint use of the National Defense College of the Philippines (MDCP) and the Armed Forces of the Philippines Education, Training and Doctrine Command (AFPETDC), including other educational institutions of the Armed Forces of the Philippines (AFP).

2. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	P	17,791,000	P	18,050,000			P	35,841,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1133
DEPARTMENT OF NATIONAL DEFENSE

Administration of Personnel Benefits	2,975,000			2,975,000

Project(s)
Locally-Funded Project(s)		14,000,000	542,000,000	556,000,000

Operational Requirements of the Philippine Center of Excellence in Defense, Development, and Security (PCEDS) at the HDCP		10,000,000		10,000,000
Construction of HDCP Academic Building with Amphitheater classrooms including outside utilities and amenities			381,800,000	381,800,000
Construction of connecting bridge between HDCP main building and the new library building			3,000,000	3,000,000
Construction of International Student Dormitory with amenities and Multi-Level Parking			85,000,000	85,000,000
Construction of HDCP staff quarters with amenities			55,000,000	55,000,000
Construction of outside utilities for the new HDCP Library Building and Dormitory			6,000,000	6,000,000
Procurement of two (2) motor vehicles			9,000,000	9,000,000
Procurement of books and reference materials and library management system			2,200,000	2,200,000
Provision for additional MMSA scholars		3,000,000		3,000,000
Provision for International Defense and Security Engagement (IDSE) Activities		1,000,000		1,000,000

Sub-total, General Administration and Support	20,766,000	32,050,000	542,000,000	594,816,000

Operations
Defense and Security Leaders’ Capacity Improved	19,664,000	29,833,000		49,497,000

NATIONAL DEFENSE AND SECURITY POLICY STUDIES PROGRAM	10,355,000	6,066,000		16,421,000

Conduct of national defense and strategic international studies	10,355,000	6,066,000		16,421,000
NATIONAL DEFENSE AND SECURITY EDUCATION PROGRAM	9,309,000	23,767,000		33,076,000

Conduct of graduate level and other courses of studies	9,309,000	23,767,000		33,076,000

Sub-total, Operations	19,664,000	29,833,000		49,497,000

TOTAL NEW APPROPRIATIONS	P 40,430,000	P 61,883,000	542,000,000	P 644,313,000

1134	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	23,095

Total Permanent Positions	23,095

Other Compensation Common to All
Personnel Economic Relief Allowance	1,416
Representation Allowance	450
Transportation Allowance	450
Clothing and Uniform Allowance	295
Honoraria	6,743
Mid-Year Bonus - Civilian	1,924
Year End Bonus	1,924
Cash Gift	295
Step Increment	58
Productivity Enhancement Incentive	295

Total Other Compensation Common to All	13,850

Other Compensation for Specific Group
Lump-sum for filling of Positions-Civilian	2,941
Anniversary Bonus - Civilian	171

Total Other Compensation for Specific Groups	3,112

Other Benefits
PAG-IBIG Contributions	70
PhilHealth Contributions	199
Employees Compensation Insurance Premiums	70
Terminal leave	34

Total Other Benefits	373

Total Personnel Services	40,430

Maintenance and Other Operating Expenses
Travelling Expenses	17,071
Training and Scholarship Expenses	4,932
Supplies and Materials Expenses	11,951
Utility Expenses	214
Communication Expenses	1,574
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	108
Professional Services	8,607
General Services	3,570
Repairs and Maintenance	2,500

DECEMBER 29, 2017	OFFICIAL GAZETTE	1135
DEPARTMENT OF NATIONAL DEFENSE

Taxes, Insurance Premiums and Other Fees	440
Other Maintenance and Operating Expenses
Printing and Publication Expenses	6,938
Representation Expenses	1,743
Rent/Lease Expenses	1,900
Membership Dues and Contributions to Organizations	5
Subscription Expenses	330

Total Maintenance and Other Operating Expenses	61,883

Total Current Operating Expenditures	102,313

Capital Outlay
Property, Plant and Equipment Outlay
Furniture, Fixtures and Books Outlay	2,200
Buildings and Other Structures	530,800
Transportation Equipment Outlay	9,000

Total Capital Outlays	542,000

TOTAL NEW APPROPRIATIONS	644,313

D. OFFICE OF CIVIL DEFENSE

For general administration and support, and operations, as indicated hereunder	P	1,067,198,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	P	33,146,000	P	49,023,000		P		P	82,169,000
Operations		142,646,000		573,803,000			268,580,000		985,029,000

CIVILIAN PROTECTION PROGRAM		142,646,000		573,803,000			268,580,000		985,029,000

TOTAL NEW APPROPRIATIONS	P	175,792,000	P	622,826,000		P	268,580,000	P	1,067,198,000

Special Provision(s)

1. Quick Response Fund. The amount of Five Hundred Million Pesos (P500,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a standby fund to be used for rehabilitation and relief programs and projects, including pre-positioning of goods and equipment in order that the situation and living conditions of people living in communities or areas stricken by calamities, epidemics, crises, and catastrophes, which occured in the last quarter of the immediately preceding year and those occuring during the the current may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities, nor be realigned for any other purpose not authorized in this Act.

The Office of Civil Defense (OCD) shall submit to DBM, the National Disaster Risk Reduction and Management Council, the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by may of electronic document, quarterly reports on the status of the utilization of the QRF. The Administrator of the OCD and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that said quarterlyreports are likewise posted on the OCD website.

2. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

1136	OFFICIAL GAZETTE	VOL. 113, NO. 1
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New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	P	31,476,000	P	49,023,000		P		P	80,499,000
Administration of Personnel Benefits		1,670,000							1,670,000

Sub-total, General Administration and Support		33,146,000		49,023,000					82,169,000

Operations
Resiliency of communities to disasters improved		142,646,000		573,803,000			268,580,000		985,029,000

CIVIL PROTECTION PROGRAM		142,646,000		573,803,000			268,580,000		985,029,000

CIVIL DEFENSE ENHANCEMENT SUB-PROGRAM		93,402,000		33,028,000			18,580,000		145,010,000

Enhancement, Capacity Development and Mobilization for Civil Defense		93,402,000		33,028,000			18,580,000		145,010,000
DISATER RISK REDUCTION AND MANAGEMENT SUB-PROGRAM		49,244,000		290,775,000					340,019,000

Empowering Sectors on DRRM for Resiliency		49,244,000		290,775,000					340,019,000

DISATER MANAGEMENT OPERATIONS				250,000,000			250,000,000		500,000,000

Disaster Response Operation				250,000,000			250,000,000		500,000,000

Sub-total, Operations		142,646,000		573,803,000			268,580,000		985,029,000

TOTAL NEW APPROPRIATIONS	P	175,792,000	P	622,826,000		P	268,580,000	P	1,067,198,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary									129,854

Total Permanent Positions									129,854

DECEMBER 29, 2017	OFFICIAL GAZETTE	1137
DEPARTMENT OF NATIONAL DEFENSE

Other Compensation Common to All
Personnel Economic Relief Allowance	8,976
Representation Allowance	2,790
Transportation Allowance	2,790
Clothing and Uniform Allowance	1,870
Mid-Year Bonus - Civilian	10,821
Year End Bonus	10,821
Cash Gift	1,870
Step Increment	324
Productivity Enhancement Incentive	1,870

Total Other Compensation Common to All	42,132

Other Benefits
PAG - IBIG Contributions	449
PhilHealth Contributions	1,238
Employees Compensations Insurance Premiums	449
Terminal Leave	1,670

Total Other Benefits	3,806

Total Personnel Services	175,792

Maintenance and Other Operating Expenses
Travelling Expenses	42,655
Training and Scholarship Expenses	186,465
Supplies and Materials Expenses	27,462
Utility Expenses	6,289
Communication Expenses	22,161
Awards/Rewards and Prizes	8,316
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,609
Professional Services	2,640
General Services	5,718
Repairs and Maintenance	9,382
Financial Assistance/Subsidy	250,000
Taxes, Insurance Premiums and Other Fees	3,198
Other Maintenance and Operating Expenses
Advertising Expenses	1,431
Printing and Publication Expenses	2,185
Representation Expenses	25,798
Transportation and Delivery Expenses	974
Rent/Lease Expenses	12,916
Subscription Expenses	946
Donations	75
Other Maintenance and Operating Expenses	11,606

Total Maintenance and Other Operating Expenses	622,826

Total Current Operating Expenditures	798,618

Capital Outlay
Property, Plant and Equipment Outlay
Infrastructure Outlay	250,000
Land Improvement Outlay	10,000

1138	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Transportation Equipment Outlay	8,580

Total Capital Outlays	268,580

TOTAL NEW APPROPRIATIONS	1,067,198

E. PHILIPPINE VETERANS AFFAIRS OFFICE (PVAO) - PROPER

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	738,614,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	P	35,043,000	P	48,189,000		P	6,700,000	P	89,932,000
Operations		95,029,000		376,553,000			177,100,000		648,682,000

VETERANS’ WELFARE AND BENEFITS ADMINISTRATION OF PROGRAM		79,489,000		330,674,000			52,100,000		462,263,000
VETERANS AFFAIRS MANAGEMENT PROGRAM		3,692,000		11,750,000					15,442,000
VETERANS MEMORIAL AND HISTORICAL PRESERVATION PROGRAM		11,843,000		34,129,000			125,000,000		170,977,000

TOTAL NEW APPROPRIATIONS	P	130,072,000	P	424,742,000		P	183,800,000	P	738,614,000

Special Provision(s)

1. Revolving Fund for Military Shrine Installation and Facilities. The revolving fund constituted from the entrance fees and rentals from military shrine installation and facilities, and board and lodging shall be used to cover the MODE and Capital Outlay requirements of said facilities. Disbursements shall be made in accordance with guidelines issued by DND and budgeting, accounting and auditing rules and regulations.

Disbursements or expenditures by the Philippine Veterans Affairs Office (PVAO) in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987 and to appropriate criminal action under existing penal laws.

The PVAO shall submit its quarterly reports on income and expenditure with electronic signature to the DBM, through the Unified Reporting Sytem, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on PVAO’s website for a period of three (3) years. The Administrator of PVAO shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total

DECEMBER 29, 2017	OFFICIAL GAZETTE	1139
DEPARTMENT OF NATIONAL DEFENSE

PROGRAMS
General Administration and Support
General management and supervision	P	33,748,000	P	48,189,000	P	6,700,000	P	88,637,000
Administration of Personnel Benefits		1,295,000						1,295,000

Sub-total, General Administration and Support		35,043,000		48,189,000		6,700,000		89,932,000

Operations
Filipino Veterans empowered		83,181,000		342,424,000		52,100,000		477,705,000

VETERANS’ WELFARE AND BENEFITS ADMINISTRATION OF PROGRAM		79,489,000		330,674,000		52,100,000		462,263,000

Processing of veterans’ claims		64,296,000		36,008,000				100,304,000
Payment of veterans’ benefits				266,598,000				266,598,000
Investigation, verification of records, strengthening of internal control system and conduct of management and system audit		15,193,000		20,526,000		500,000		36,219,000
Project(s)
Locally-Funded Project(s)				7,542,000		51,600,000		59,142,000

Establishment of Veterans Hospital in Mindanao						30,000,000		30,000,000
Upgrading to a Fiber Optic Local Area Network				1,334,000		10,500,000		11,834,000
Procurement of ICT Equipment for Office Productivity				1,290,000		11,100,000		12,390,000
Migration to Government Shared Services				4,755,000				4,755,000
Implementation of ISSP				163,000				163,000
VETERANS AFFAIRS MANAGEMENT PROGRAM		3,692,000		11,750,000				15,442,000

Provide assistance in empowering of veterans organizations		3,692,000		11,750,000				15,442,000
Filipinos’ appreciation and gratitude for veterans’ service demonstrated		11,848,000		34,129,000		125,000,000		170,977,000

VETERANS MEMORIAL AND HISTORICAL PRESERVATION PROGRAM		11,848,000		34,129,000		125,000,000		170,977,000

Administration and management of national military shrines		10,511,000		27,275,000				37,786,000
Historical research and preservation		1,337,000		1,295,000				2,632,000
Celebration of veteran-related events				5,559,000				5,559,000

1140	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Project(s)
Locally-Funded Project(s)						125,000,000		125,000,000

Development of Libingan ng mga Bayani-Phase 2						100,000,000		100,000,000
Rehabilitation and Improvement of Capas National Shrine						25,000,000		25,000,000

Sub-total, Operations		95,029,000		376,553,000		177,100,000		648,682,000

TOTAL NEW APPROPRIATIONS	P	130,072,000	P	424,742,000	P	183,800,000	P	738,614,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	94,377

Total Permanent Positions	94,377

Other Compensation Common to All
Personnel Economic Relief Allowance	8,232
Representation Allowance	648
Transportation Allowance	648
Clothing and Uniform Allowance	1,715
Honoraria	1,800
Mid-Year Bonus - Civilian	7,865
Year End Bonus	7,865
Cash Gift	1,715
Step Increment	236
Productivity Enhancement Incentive	1,715

Total Other Compensation Common to All	32,439

Other Benefits
PAG-IBIG Contributions	412
PhilHealth Contributions	987
Employees Compensation Insurance Premiums	412
Loyalty Award-Civilian	150
Terminal Leave	1,295

Total Other Benefits	3,256

Total Personnel Services	130,072

Maintenance and Other Operating Expenses
Travelling Expenses	4,355
Training and Scholarship Expenses	3,062

DECEMBER 29, 2017	OFFICIAL GAZETTE	1141
DEPARTMENT OF NATIONAL DEFENSE

Supplies and Materials Expenses	31,602
Utility Expenses	18,613
Communication Expenses	22,699
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	380
Professional Services	16,495
General Services	23,651
Repairs and Maintenance	15,365
Taxes, Insurance Premiums and Other Fees	508
Other Maintenance and Operating Expenses
Advertising Expenses	696
Printing and Publication Expenses	4,122
Representation Expenses	9,150
Transportation and Delivery Expenses	72
Rent/Lease Expenses	6,387
Subscription Expenses	982
Donations	266,598
Other Maintenance and Operating Expenses	5

Total Maintenance and Other Operating Expenses	424,742

Total Current Operating Expenditures	554,814

Capital Outlays
Property, Plant and Equipment Outlay Buildings and Other Structures Outlay	25,000
Heritage Assets	100,000
Land Improvement Outlay	30,000
Machinery and Equipment Outlay	28,450
Furnitures and Fixtures and Books Outlay	150
Other Property, Plant and Equipment Outlay	200

Total Capital Outlays	183,800

TOTAL NEW APPROPRIATIONS	738,614

F. VETERANS MEMORIAL MEDICAL CENTER

For general administration and support, and operations, as indicated hereunder									P1,625,669,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	P	122,662,000	P	189,214,000		P	38,410,000	P	350,286,000
Operations		578,350,000		614,533,000			82,500,000		1,275,383,000

VETERAN HEALTH CARE PROGRAM		578,350,000		614,533,000			82,500,000		1,275,383,000

TOTAL NEW APPROPRIATIONS	P	701,012,000	P	803,747,000		P	120,910,000	P	1,625,669,000

1142	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Special Provision(s)

1. Hospital Income and Other Revenues from Golf Course Operations. In addition to the amounts appropriated herein, all income generated from the operations of the Veterans Memorial Medical Center (VMMC) shall be deposited in an authorized government depository bank and used to augment the hospital’s MODE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from Philhealth reimbursements from availment of medical services shall be used exclusively by said hospitals for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

Likewise, all revenues derived from the VMMC golf club membership dues, green fees, concession fees, and such other income from business-related operations of the golf course shall be deposited in an authorized government depository bank and used to cover the expenses incurred in its operations. Any excess income from the operations of the golf course may be used to augment the hospital’s MODE and Capital Outlay requirements.

In no case shall income from hospital and golf course operations be used for the payment of salaries and allowances of the hospital’s permanent and regular employees.

Disbursements or expenditures by the VMMC in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The VMMC shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The Director of VMMC and the hospital’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the VMMC website.

2. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	P	82,688,000	P	189,214,000		P	38,410,000	P	310,312,000
Administration of Personnel Benefits		39,974,000							39,974,000

Sub-total, General Administration and Support		122,662,000		189,214,000			38,410,000		350,286,000

Operations
Quality Health Care Services Provided to Veterans and their Dependents		578,350,000		614,533,000			82,500,000		1,275,383,000

VETERAN HEALTH CARE PROGRAM		578,350,000		614,533,000			82,500,000		1,275,383,000

In-Patient care		544,007,000		529,851,000			82,500,000		1,156,358,000
Out-Patient care		34,343,000		84,682,000					119,025,000

Sub-total, Operations		578,350,000		614,533,000			82,500,000		1,275,383,000

TOTAL NEW APPROPRIATIONS	P	701,012,000	P	803,747,000		P	120,910,000	P	1,625,669,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1143
DEPARTMENT OF NATIONAL DEFENSE

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	426,040

Total Permanent Positions	426,040

Other Compensation Common to All
Personnel Economic Relief Allowance	30,792
Representation Allowance	432
Transportation Allowance	432
Clothing and Uniform Allowance	6,420
Mid-Year Bonus - Civilian	35,504
Year End Bonus	35,504
Cash Gift	6,420
Step Increment	1,065
Productivity Enhancement Incentive	6,420

Total Other Compensation Common to All	122,989

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	101,383
Night Shift Differential Pay	2,532
Lump-sum for filling of Positions-Civilian	28,141

Total Other Compensation for Specific Groups	132,056

Other Benefits
PAG-IBIG Contributions	1,541
PhilHealth Contributions	4,004
Employees Compensation Insurance Premiums	1,541
Loyalty Award-Civilian	1,008
Terminal Leave	11,833

Total Other Benefits	19,927

Total Personnel Services	701,012

Maintenance and Other Operating Expenses
Travelling Expenses	155
Training and Scholarship Expenses	1,854
Supplies and Materials Expenses	638,160
Utility Expenses	96,864
Communication Expenses	1,571
Awards/Rewards and Prizes	300
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110

1144	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Professional Services	5,560
General Services	46,011
Repairs and Maintenance	3,869
Taxes, Insurance Premiums and Other Fees	732
Other Maintenance and Operating Expenses
Advertising Expenses	113
Representation Expenses	635
Rent/Lease Expenses	7,250
Membership Dues and Contributions to Organizations	30
Subscription Expenses	533

Total Maintenance and Other Operating Expenses	803,747

Total Current Operating Expenditures	1,504,759

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	20,000
Machinery and Equipment Outlay	88,800
Intangible Assets Outlay	12,110

Total Capital Outlays	120,910

TOTAL NEW APPROPRIATIONS	1,625,669

G. ARMED FORCES OF THE PHILIPPINES

G.1. PHILIPPINE ARMY (LAND FORCES)

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	63,998,132,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	P	8,323,552,000	P	1,094,889,000		P		P	9,418,441,000
Operations		43,801,685,000		9,997,604,000			780,402,000		54,579,691,000

LAND FORCES DEFENSE PROGRAM		43,801,685,000		9,997,604,000			780,402,000		54,579,691,000

TOTAL NEW APPROPRIATIONS	P	52,125,237,000	P	11,092,493,000		P	780,402,000	P	63,998,132,000

Special Provision(s)

1. Hospital Income. In addition to the amounts appropriated herein, all income generated from the operations of the Fort Bonifacio General Hospital shall be deposited in an authorized government depository bank and used to augment the hospital’s MODE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from Philhealth reimbursements from availment of medical services shall be used exclusively by said hospitals for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

DECEMBER 29, 2017	OFFICIAL GAZETTE	1145
DEPARTMENT OF NATIONAL DEFENSE

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The Philippine Army shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The Commanding General of the Philippine Army and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the Philippine Army website.

2. Trust Receipts from the Use of Equipment and Facilities. Fees and charges from the use of equipment and facilities collected by the Philippine Army shall be used to augment its operating requirements in accordance with Section 1 of E.O. No. 1002, s. 1985. Said amount shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

The Philippine Army shall submit its quarterly reports on the financial and physical accomplishments on the trust receipts transferred from authorized government depository bank to the National Treasury with electronic signature to the DBM, through the Unified Reporting Sytem, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on Philippine Army’s website for a period of three (3) years. The Commanding General of the Philippine Army shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

3. Compensation and Separation Benefits of the Citizen Armed Forces Geographical Units. The amount of Three Billion Four Hundred Thirteen Million Five Hundred Fifty Three Thousand Pesos (P3,413,553,000) shall be used for the payment of compensation of Citizen Armed Forces Geographical Unit (CAFGU) members and separation benefits, not exceeding one (1) year subsistence allowance in accordance with the IRR of E.O. No. 264, s. 1987 and DND Circular No. 4 dated October 27, 2005.

The Philippine Army shall submit its annual report indicating the number of existing CAFGU members and the year of their recruitment with electronic signature to the DBM, through the Unified Reporting Sytem, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on Philippine Army’s website for a period of three (3) years. The Commanding General of the Philippine Army shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

4. Combat Expenses. An amount not exceeding One Hundred Thousand Pesos (P100,000) per quarter for each company of the Philippine Army say be utilized by its tactical units for incidental and necessary expenses during operational exigencies. Such amount, chargeable against MODE for combat expenses, shall be treated as cash advance subject to disbursement and liquidation in accordance with COA Circular Ilos. 97-002 and 2004-006 dated February 10, 1997 and September 9, 2004, respectively.

5. Restriction on Armed Forces of the Philippines Expenditures. No amount appropriated herein shall be used to fund expenditures of military personnel in excess of those authorized and required based on the actual troop strength of the Philippine Army.

6. Rice Subsidy. The amount herein appropriated for rice subsidy shall be given in the form of financial assistance, equivalent to twenty (20) kilos of rice per month, and charged against its MODE.

7. Appropriations for Programs and Specific Activities. The amounts appropriated herein far the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	P	3,575,874,000	P	1,094,889,000		P		P	4,670,763,000
Administration of Personnel Benefits		4,747,678,000							4,747,678,000

Sub-total, General Administration and Support		8,323,552,000		1,094,889,000					9,418,441,000

Operations
Level of mission capability of army units in ground operations attained		43,801,685,000		9,997,604,000			780,402,000		54,579,691,000

1146	OFFICIAL GAZETTE	VOL. 113, NO.1
GENERAL APPROPRIATIONS ACT, FY 2018

LAND FORCES DEFENSE PROGRAM		43,801,685,000		9,997,604,000		780,402,000		54,579,691,000

Force-Level Support Services		2,399,832,000		610,149,000		268,979,000		3,278,960,000
Force Development				1,107,779,000				1,107,779,000
Force Sustainment		41,401,853,000		8,279,676,000		491,423,000		50,172,952,000
Project(s)
Locally-Funded Project(s)						20,000,000		20,000,000

Construction of MPB (10 door apartment), Philippine Army Headquarters, Fort Andres Bonifacio, Taguig						20,000,000		20,000,000

Sub-total, Operations		43,801,685,000		9,997,604,000		780,402,000		54,579,691,000

TOTAL NEW APPROPRIATIONS	P	52,125,237,000	P	11,092,493,000	P	780,402,000	P	63,998,132,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	294,063

Total Permanent Positions	294,063

Other Compensation Common to All
Personnel Economic Relief Allowance	30,768
Representation Allowance	300
Transportation Allowance	300
Clothing and Uniform Allowance	6,410
Honoraria	106
Mid-Year Bonus - Civilian	24,505
Year End Bonus	24,505
Cash Gift	6,410
Step Increment	735
Productivity Enhancement Incentive	6,410

Total Other Compensation Common to All	100,449

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	34,101
Longevity Pay	4,896

Total Other Compensation for Specific Groups	38,997

DECEMBER 29, 2017	OFFICIAL GAZETTE	1147
DEPARTMENT OF NATIONAL DEFENSE

Other Benefits
PAG-IBIG Contributions	1,538
PhilHealth Contributions	3,430
Employees Compensation Insurance Premiuns	1,538
Retirement Gratuity	16,348
Terminal Leave	5,975

Total Other Benefits	28,829

Military/Uniformed Personnel
Basic Pay
Base Pay	19,027,377

Total Basic Pay	19,027,377

Other Compensation Common to All
Personnel Economic Relief Allowance	2,088,048
Clothing/ Uniform Allowance	798,768
Subsistence Allowance	8,176,914
Laundry Allowance	33,749
Quarters Allowance	443,220
Longevity Pay	4,443,844
Mid-Year Bonus - Military/Uniformed Personnel	1,585,616
Officers’ Allowance - Military/Uniformed Personnel	348,960
Provisional Allowance - Military/Uniformed Personnel	3,529,487
Year-end Bonus	1,585,616
Cash Gift	435,010
Productivity Enhancement Incentive	435,010

Total Other Compensation Common to All	23,904,242

Other Compensation for Specific Groups
Hazardous Duty Pay	133,179
Hazard Duty Pay	720,378
Flying Pay	10,410
Combat Duty Pay	2,115,288
Instructor’s Duty Pay	145,268
Reservist’s Pay	253,306
Medal of Valor Award	19,800
Parachutist Pay	170,475
Lump-sum for filling of Positions-Military/Uniformed Personnel (MUP)	3,644,995

Total Other Compensation for Specific Groups	7,213,099

Other Benefits
Special Group Term Insurance	6,262
PAG-IBIG Contributions	104,403
PhilHealth Contributions	222,753
Employees Compensation Insurance Premiums	104,403
Terminal Leave	1,080,360

Total Other Benefits	1,518,181

Total Personnel Services	52,125,237

1148	OFFICIAL GAZETTE	VOL. 113, NO.1
GENERAL APPROPRIATIONS ACT, FY 2018

Maintenance and Other Operating Expenses
Travelling Expenses	303,965
Training and Scholarship Expenses	345,881
Supplies and Materials Expenses	5,570,321
Utility Expenses	526,646
Communication Expenses	119,048
Awards/Rewards and Prizes	1,557
Survey, Research, Exploration and Development Expenses	5,233
Demolition/Relocation and Desilting/Dredging Expenses	1,053
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	444,000
Professional Services	49,095
General Services	9,276
Repairs and Maintenance	2,279,831
Financial Assistance/Subsidy	732,264
Taxes, Insurance Premiums and Other Fees	57,185
Labor and Wages	63,271
Other Maintenance and Operating Expenses
Advertising Expenses	1,504
Printing and Publication Expenses	17,148
Representation Expenses	444,273
Transportation and Delivery Expenses	77,797
Rent/Lease Expenses	25,285
Membership Dues and Contributions to Organizations	185
Subscription Expenses	2,539
Other Maintenance and Operating Expenses	15,136

Total Maintenance and Other Operating Expenses	11,092,493

Total Current Operating Expenditures	63,217,730

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	32,275
Machinery and Equipment Outlay	397,059
Transportation Equipment Outlay	351,068

Total Capital Outlays	780,402

TOTAL NEW APPROPRIATIONS	63,998,132

G.2. PHILIPPINE AIR FORCE (AIR FORCES)

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	19,720,330,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	P	1,189,954,000	P	473,539,000		P	990,000	P	1,664,483,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1149
DEPARTMENT OF NATIONAL DEFENSE

Operations	9,296,575,000	8,428,552,000	330,720,000	18,055,847,000

AIR FORCES DEFENSE PROGRAM	9,296,575,000	8,428,552,000	330,720,000	18,055,847,000

TOTAL NEW APPROPRIATIONS	P10,486,529,000	P8,902,091,000	P331,710,000	P19,720,330,000

Special Provision(s)

1. Hospital Income. In addition to the amounts appropriated herein, all income generated from the operations of the Philippine Air Force General Hospital shall be deposited in an authorized government depository bank and used to augment the hospital’s MODE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from Philhealth reimbursements from availment of medical services shall be used exclusively by said hospitals for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987 and to appropriate criminal action under existing penal laws.

The Philippine Air Force shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures, likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The Commanding General of the Philippine Air Force and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the Philippine Air Force website.

2. Trust Receipts from the Use of Equipment and Facilities. Fees and charges from the use of equipment and facilities collected by the Philippine Air Force shall be used to augment its operating requirements in accordance with Section 1 of E.O. No. 1002, s. 1985. Said amount shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

The Philippine Air Force shall submit its quarterly reports on the financial and physical accomplishments on the trust receipts transferred from authorized government depository bank to the National Treasury with electronic signature to the DBM, through the Unified Reporting Sytem, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on Philippine Air Force website for a period of three (3) years. The Commanding General of the Philippine Air Force shall send written notice to the said offices whem said reports have been posted on its website, which shall be considered the date of submission.

3. Combat Expenses. An amount not exceeding One Hundred Thousand Pesos (P100,000) per quarter for each Philippine Air Force squadron may be utilized by its tactical units for incidental and necessary expenses during operational exigencies. Such amount, chargeable against MODE for combat expenses, shall be treated as cash advance subject to disbursement and liquidation in accordance with COA Circular Nos. 97-002 and 2004-006 dated February 10, 1997 and September 9, 2004, respectively.

4. Restriction on Armed Forces of the Philippines Expenditures. No amount appropriated herein shall be used to fund expenditures of military personnel in excess of those authorized and required based on the actual troop strength of the Philippine Air Force.

5. Rice Subsidy. The amount appropriated herein for rice subsidy shall be given in the form of financial assistance, equivalent to twenty (20) kilos of rice per month, and charged against its MODE.

6. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	P	521,782,000	P	473,539,000		P	990,000	P	996,311,000
Administration of Personnel Benefits		668,172,000							668,172,000

1150	OFFICIAL GAZETTE	VOL. 113, NO.1
GENERAL APPROPRIATIONS ACT, FY 2018

Sub-total, General Administration and Support		1,189,954,000		473,539,000		990,000		1,664,483,000

Operations
Level of mission capability of Air Force Units in air operations attained		9,296,575,000		8,428,552,000		330,720,000		18,055,847,000

AIR FORCES DEFENSE PROGRAM		9,296,575,000		8,428,552,000		330,720,000		18,055,847,000

Force-Level Support Services		2,273,893,000		264,319,000		11,943,000		2,550,155,000
Force Development		3,487,685,000		3,881,934,000		203,401,000		7,573,020,000
Force Sustainment		3,534,997,000		4,281,659,000		104,016,000		7,920,672,000
Project(s)
Locally-Funded Project(s)				640,000		11,360,000		12,000,000

Construction of EP Barracks with utilities and amenities at Col. Ernesto Kavina Air Base, Capas, Tarlac				640,000		11,360,000		12,000,000

Sub-total, Operations		9,296,575,000		8,428,552,000		330,720,000		18,055,847,000

TOTAL NEW APPROPRIATIONS	P	10,486,529,000	P	8,902,091,000	P	331,710,000	P	19,720,330,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	273,213

Total Permanent Positions	273,213

Other Compensation Common to All
Personnel Economic Relief Allowance	29,880
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	6,225
Mid-Year Bonus - Civilian	22,768
Year End Bonus	22,768
Cash Gift	6,225
Step Increment	683
Productivity Enhancement Incentive	6,225

Total Other Compensation Common to All	95,134

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	27,896
Radiation Hazard Pay	5,239

DECEMBER 29, 2017	OFFICIAL GAZETTE	1151
DEPARTMENT OF NATIONAL DEFENSE

Longevity Pay	3,598

Total Other Compensation for Specific Groups	36,733

Other Benefits
PAG-IBIG Contributions	1,494
PhilHealth Contributions	3,123
Employees Compensation Insurance Premiums	1,494
Retirement Gratuity	25,174
Loyalty Award-Civilian	1,130
Terminal Leave	11,582

Total Other Benefits	43,997

Military/Uniformed Personnel
Basic Pay
Base Pay	4,031,550

Total Basic Pay	4,031,550

Other Compensation Common to AIl
Personnel Economic Relief Allowance	404,568
Clothing/ Uniform Allowance	214,207
Subsistence Allowance	922,922
Laundry Allowance	6,887
Quarters Allowance	93,523
Longevity Pay	809,228
Kid-Year Bonus - Military/Uniformed Personnel	335,963
Officers’ Allowance - Military/Uniformed Personnel	106,560
Provisional Allowance - Military/Uniformed Personnel	914,244
Year-end Bonus	335,963
Cash Gift	84,285
Productivity Enhancement Incentive	84,285

Total Other Compensation Common to All	4,312,635

Other Compensation for Specific Groups
Hazardous Duty Pay	100,879
Hazard Duty Pay	139,578
Flying Pay	413,398
Hardship Allowance	9,868
Combat Duty Pay	212,472
Instructor’s Duty Pay	33,675
Reservist’s Pay	55,231
Medal of Valor Award	1,800
Specialist Pay	2,603
Parachutist Pay	3,726
Lump-sum for filling of Positions-Military/Uniformed Personnel (MUP)	502,130

Total Other Compensation for Specific Groups	1,475,360

Other Benefits
Special Group Term Insurance	1,214
PAG-IBIG Contributions	20,229
PhilHealth Contributions	46,949
Employees Compensation Insurance Premiums	20,229

1152	OFFICIAL GAZETTE	VOL. 113, NO.1
GENERAL APPROPRIATIONS ACT, FY 2018

Terminal Leave	129,286

Total Other Benefits	217,907

Total Personnel Services	10,486,529

Maintenance and Other Operating Expenses
Travelling Expenses	264,713
Training and Scholarship Expenses	88,435
Supplies and Materials Expenses	2,907,918
Utility Expenses	368,323
Communication Expenses	42,654
Awards/Rewards and Prizes	1,550
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	32,000
Professional Services	7,832
General Services	13,741
Repairs and Maintenance	4,809,235
Financial Assistance/Subsidy	131,859
Semi-Expendable, Machineries and Equipment Expenses	270
Semi-Expendable, Furniture, Fixtures and Books Expenses	370
Taxes, Insurance Premiums and Other Fees	19,166
Other Maintenance and Operating Expenses
Advertising Expenses	1,694
Printing and Publication Expenses	6,076
Representation Expenses	188,612
Transportation and Delivery Expenses	10,154
Rent/Lease Expenses	2,171
Membership Dues and Contributions to Organizations	45
Subscription Expenses	3,770
Donations	1,500
Other Maintenance and Operating Expenses	3

Total Maintenance and Other Operating Expenses	8,902,091

Total Current Operating Expenditures	19,388,620

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	46,000
Machinery and Equipment Outlay	89,334
Transportation Equipment	196,376

Total Capital Outlays	331,710

TOTAL NEW APPROPRIATION’S	19,720,330

G.3. PHILIPPINE NAVY (NAVAL FORCES)

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P 21,299,554,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total

DECEMBER 29, 2017	OFFICIAL GAZETTE	1153
DEPARTMENT OF NATIONAL DEFENSE

PROGRAMS
General Administration and Support		3,077,682,000		729,228,000	P			3,806,910,000
Operations		10,253,601,000		6,236,059,000		1,002,984,000		17,492,644,000

NAVAL FORCES DEFENSE PROGRAM		10,253,601,000		6,236,059,000		1,002,984,000		17,492,644,000

TOTAL NEW APPROPRIATIONS	P	13,331,283,000	P	6,965,287,000	P	1,002,984,000	P	21,299,554,000

Special Provision(s)

1. Hospital Income. In addition to the amounts appropriated herein, all income generated from the operations of the Philippine Navy Hospital shall be deposited in an authorized government depository bank and used to augment the hospital’s MODE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospitals for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The Philippine Navy shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The Flag-Officer-In-Command of the Philippine Navy and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the Philippine Navy website.

2. Trust Receipts from the Use of Equipment and Facilities. Fees and charges from the use of equipment and facilities collected by the Philippine Navy shall be used to augment its operating requirements in accordance with Section 1 of E.O. No. 1002, s. 1985. Said amount shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

The Philippine Navy shall submit its quarterly reports on the financial and physical accomplishments on the trust receipts transferred from authorized government depositary bank to the National Treasury with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on Philippine Navy website for a period of three (3) years. The Flag-officer-In-Command of the Philippine Navy shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

3. Combat Expenses. An amount not exceeding One Hundred Thousand Pesos (P100,000) per quarter for each company or its equivalent in the Philippine Navy may be utilized by its tactical units for incidental and necessary expanses during operational exigencies. Such amount, chargeable against MODE for combat expenses, shall be treated as cash advance subject to disbursement and liquidation in accordance with COA Circular Nos. 97-002 and 2004-006 dated February 10, 1997 and September 9, 2004, respectively.

4. Restriction on Armed Forces of the Philippines Expenditures. No amount appropriated herein shall be used to fund expenditures of military personnel in excess of those authorized and required based on the actual troop strength of the Philippine Navy.

5. Rice Subsidy. The amount appropriated herein for rice subsidy shall be given in the form of financial assistance, equivalent to twenty (20) kilos of rice per month, and charged against its MODE.

6. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	P	2,777,267,000	P	729,228,000		P	P	3,506,495,000

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Administration of Personnel Benefits	300,415,000			300,415,000

Sub-total, General Administration and Support	3,077,682,000	729,228,000		3,806,910,000

Operations
Level of mission capability of navy units in naval operations attained	10,253,601,000	6,236,059,000	1,002,984,000	17,492,644,000

NAVAL FORCES DEFENSE PROGRAM	10,253,601,000	6,236,059,000	1,002,984,000	17,492,644,000

Force-level Support Services	697,997,000	644,177,000		1,342,174,000
Force Development	8,243,119,000	4,006,659,000	931,984,000	13,181,762,000
Force Sustainment	1,312,485,000	1,580,223,000		2,892,708,000
Project(s)
Locally-Funded Project(s)		5,000,000	71,000,000	76,000,000

Construction of Assault Armor Batallion Facilities			40,000,000	40,000,000
Completion of Naval Research and Development Center (Laboratory), Naval Sea System Command, Fort San Felipe, Cavite City			2,000,000	2,000,000
Construction of NETC Barracks, Naval Education and Training Command, San Antonio, Zambales			10,000,000	10,000,000
Construction of EP Barracks, Marine Base, Calumpang, Ternate, Cavite			14,000,000	14,000,000
Construction of Senior EP Barracks, Naval Special Operations Group (NAVSOG), Sangley Point, Cavite City			5,000,000	5,000,000
Repair and Rehabilitation of Headquarters Building, Naval Special Operations Group (NAVSOG), Sangley Point, Cavite City		5,000,000		5,000,000

Sub-total, Operations	10,253,601,000	6,236,059,000	1,002,984,000	17,492,644,000

TOTAL NEW APPROPRIATIONS	13,331,283,000	6,965,287,000	1,002,984,000	21,299,554,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary				238,474

DECEMBER 29, 2017	OFFICIAL GAZETTE	1155
DEPARTMENT OF NATIONAL DEFENSE

Total Permanent Positions	238,474

Other Compensation Common to All
Personnel Economic Relief Allowance	24,600
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	5,125
Mid-Year Bonus - Civilian	19,873
Year End Bonus	19,873
Cash Gift	5,125
Step Increment	596
Productivity Enhancement Incentive	5,125

Total Other Compensation Common to All	80,797

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	15,863
Longevity Pay	4,229
Anniversary Bonus-Civilian	3,075
Anniversary Bonus-Military/Uniformed Personnel	69,936

Total Other Compensation for Specific Groups	93,103

Other Benefits
PAG-IBIG Contributions	1,230
PhilHealth Contributions	2,717
Employees Compensation Insurance Premiums	1,230
Retirement Gratuity	11,629
Loyalty Award-Civilian	460
Terminal Leave	4,039

Total Other Benefits	21,305

Military/Uniformed Personnel
Basic Pay
Base Pay	5,550,140

Total Basic Pay	5,550,140

Other Compensation Common to All
Personnel Economic Relief Allowance	559,488
Clothing/ Uniform Allowance	192,143
Subsistence Allowance	1,276,332
Laundry Allowance	9,472
Quarters Allowance	126,162
Longevity Pay	1,159,463
Mid-Year Bonus - Military/Uniformed Personnel	462,511
Officers’ Allowance - Military/Uniformed Personnel	136,134
Provisional Allowance - Military/Uniformed Personnel	1,256,524
Year-end Bonus	462,511
Cash Gift	116,560
Productivity Enhancement Incentive	116,560

Total Other Compensation Common to All	5,873,860

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Other Compensation for Specific Groups
Hazardous Duty Pay	155,355
Overseas Allowance	14,292
Hazard Duty Pay	193,023
Flying Pay	30,253
Sea Duty Pay	170,902
Hardship Allowance	57,935
Combat Duty Pay	349,812
Instructor’s Duty Pay	32,302
Reservist’s Pay	39,677
Medal of Valor Award	6,300
Specialist’s Pay	636
Parachutist Pay	15,885

Total Other Compensation for Specific Groups	1,066,372

Other Benefits
Special Group Tern Insurance	1,678
PAG-IBIG Contributions	27,975
PhilHealth Contributions	64,857
Employees Compensation Insurance Premiums	27,975
Terminal Leave	284,747

Total Other Benefits	407,232

Total Personnel Services	13,331,283

Maintenance and Other Operating Expenses
Travelling Expenses	93,239
Training and Scholarship Expenses	131,591
Supplies and Materials Expenses	3,068,862
Utility Expenses	433,473
Communication Expenses	101,024
Confidential, Intelligence and Extraordinary Expenses Intelligence Expenses	54,749
Professional Services	27,661
General Services	11,422
Repairs and Maintenance	2,352,481
Financial Assistance/Subsidy	181,748
Taxes, Insurance Premiums and Other Fees	44,388
Other Maintenance and Operating Expenses
Printing and Publication Expenses	8,670
Representation Expenses	156,197
Transportation and Delivery Expenses	37,332
Rent/Lease Expenses	22,410
Subscription Expenses	14,668
Other Maintenance and Operating Expenses	225,372

Total Maintenance and Other Operating Expenses	6,965,287

Total Current Operating Expenditures	20,296,570

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	71,000
Infrastructure Outlay	85,692

DECEMBER 29, 2017	OFFICIAL GAZETTE	1157
DEPARTMENT OF NATIONAL DEFENSE

Machinery and Equipment Outlay	23,971
Transportation Equipment Outlay	822,321

Total Capital Outlays	1,002,984

TOTAL NEW APPROPRIATIONS	21,299,554

G.4. GENERAL HEADQUARTERS, AFP AND AFP-MIDE SUPPORT AND SEPARATE UNITS (AFPWSSUs)

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P 38,945,730,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	2,592,548,000	P	393,392,000	P		P		P	2,985,940,000
Operations		3,385,669,000		6,609,190,000		19,000		25,964,912,000		35,959,790,000

JOINT FORCE PLANNING PROGRAM		373,450,000		456,749,000		19,000				830,218,000
JOINT FORCE OPERATIONS PROGRAM		1,648,930,000		4,609,077,000				150,552,000		6,408,559,000
JOINT FORCE CAPABILITY PROGRAM		1,363,289,000		1,543,364,000				25,814,360,000		28,721,013,000

TOTAL NEW APPROPRIATIONS	P	5,978,217,000	P	7,002,582,000	P	19,000	P	25,964,912,000	P	38,945,730,00

Special Provision(s)

1. Hospital Income. In addition to the amounts appropriated herein, all income generated from the operations of the AFP Medical Center shall be deposited in an authorized government depository bank and used to augment the hospital’s MODE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from Philhealth reimbursements from availment of medical services shall be used exclusively by said hospitals for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

In no case shall said income be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal Laws.

The General Headquarters of the AFP shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The AFP Chief of Staff and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the AFP website.

2. Trust Receipts from the Use of Equipment and Facilities. Fees and charges from the use of equipment and facilities collected by the AFP shall be used to augment its operating requirements in accordance with Section 1 of E.O. No. 1002, $. 1985. Said fees and charges shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

The General Headquarters of the AFP shall submit its quarterly reports on the financial and physical accomplishments on the trust receipts transferred from authorized government depository bank to the National Treasury with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House

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Committee an Appropriations and the Senate Committee an Finance, by posting said reports on AFP website for a period of three (3) years. The AFP Chief of Staff shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

3. Trust Receipts from Firearms License Fees. Thirty percent (30%) net proceeds of the firearms license fees collected by the PNP shall be used for the scholarship privileges to surviving children of deceased or permanently incapacitated military personnel in accordance with R.A. No. 6963. Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.D. No. 338.

The General Headquarters of the AFP shall submit its quarterly reports on the financial and physical accomplishments on the trust receipts transferred from authorized government depository bank to the National Treasury, including the list of beneficiaries of the scholarship program with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by pasting said reports on AFP website for a period of three (3) years. The AFP Chief of Staff shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

4. Trust Receipts for the United Nations Peacekeeping Operations. The funds provided by the United Nations for the peacekeeping operations shall be used to cover the allowance, uniform, gear and equipment, weaponry and training ammunition, pre-deployment expenses, and maintenance of the Peacekeeping Training Center subject to the condition that said funds shall first be used to reimburse any advances made by the National Government to fund the foregoing requirements. Said funds shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338.

The General Headquarters of the AFP shall submit its quarterly reports on the financial and physical accomplishments on the trust receipts transferred from authorized government depository bank to the National Treasury with electronic signature to the DBM, through the Unified Reporting Sytem, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on AFP website for a period of three (3) years. The AFP Chief of Staff shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

5. Armed Forces of the Philippines Modernization Program. The amount of Twenty Five Billion Pesos (P25,000,000,000) appropriated herein for the Revised AFP Modernization Program shall be used exclusively to support the funding requirements for the modernization projects in accordance with R.A. No. 10349.

The allotment for the purpose shall be issued prior to procurement activity. The DND shal submit a written request attaching the list of modernization projects to be procured during the year as approved by the President.

The General Headquarters of the AFP shall submit its quarterly program accountability reports with electronic signature to the DBM, through the Unified Reporting Sytem, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on AFP website for a period of three (3) years. The AFP Chief of Staff shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

6. Intelligence and Confidential Funds. No appropriations authorized under the AFP shall be released or disbursed for intelligence activities, including amounts sourced from savings, unless approved by the President of the Philippines, or specifically identified and authorized as intelligence fund.

The use of savings to augment intelligence funds is subject to prior approval of the President of the Philippines, upon joint recommendation by the Secretary of National Defense and the Secretary of Budget and Management.

Confidential funds authorized under the AFP shall be released or disbursed only upon approval of the Secretary of National Defense.

Implementation of this provision shall be subject to COA-DBM-DILG-GCG-DND J.C. No. 2015-01 dated January 8, 2015 and such other guidelines issued by agencies concerned.

7. AFP Resilience Fund. The amount of Seventy Five Million Pesos (P75,000,000) appropriated herein shall fund the conduct of risk assessment in AFP facilities and installations; the implementation of climate and disaster resilience pilot projects in military installations; and the development of the AFP climate and disaster resilience toolkit which shall be a guide on interventions for increasing the climate and disaster resilience of the AFP and its units.

The AFP shall consider climate change and projections and outlook and incorporate the impacts of climate and disasters into its planning processes, including its defense planning guidelines and AFP Transformation Roadmap. Funding for this purpose shall be reviewed every year towards building incremental improvements in the resilience of the AFP.

8. quick Response Fund. The amount of Seven Hundred Fifty Million Pesos (P750,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a standby fund to be used for the relief, rehabilitation and reconstruction programs and projects, including pre-positioning of supplies and equipment in order that the situation and living conditions of people living in communities or areas stricken by calamities, epidemics, crises, and catastrophes, which occured in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities, nor be realigned for any other purpose not authorized in this Act.

The AFP-GHQ shall submit to the DBM, the National Disaster Risk Reduction Management Council, the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations, the Senate Committee on Finance, either in printed form or by way of electronic document, quarterly reports on the status of the utilization of QRF. The Chief of Staff and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that said quarterly reports are likewise posted on the official website of the DND.

DECEMBER 29, 2017	OFFICIAL GAZETTE	1159
DEPARTMENT OF NATIONAL DEFENSE

9. Bilateral Engagements. The amounts appropriated for bilateral engagements shall be administered by the General Headquarters of the AFP. Any materiel, supplies, equipment, facilities and other property received by the General Headquarters in connection with the activities undertaken pursuant to said bilateral engagements shall be recorded or booked-up as government property.

10. Combat Expenses. An amount not exceeding One Hundred Thousand Pesos (P100,000) per quarter for each company or its equivalent in the General Headquarters of the AFP may be utilized by its tactical units for incidental and necessary expenses during operational exigencies. Such amount, chargeable against MODE for combat expenses, shall be treated as cash advance subject to disbursement and liquidation in accordance with COA Circular Nos. 97-002 and 2004-006 dated February 10, 1997 and September 9, 2004, respectively.

11. Restriction on Use of Funds Allotted for Petroleum, Oil and Lubricants. The amounts appropriated herein for the purchase or acquisition of petroleum, oil and lubricants for the Major Services and the General Headquarters of the AFP shall be used exclusively for said purposes.

12. Restriction on Armed Forces of the Philippines Expenditures. No amount appropriated herein shall be used to fund expenditures of military personnel in excess of those authorized and required based an the actual troop strength of the General Headquarters of the AFP.

13. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion operations. Expenses incurred by the Major Services and the General Headquarters of the AFP in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the AFP upon recommendation of the Secretary of National Defense and approval by the President of the Philippines, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292 and budgeting, accounting and auditing rules and regulations.

14. Rice Subsidy. The amount herein appropriated for rice subsidy shall be given in the form of financial assistance, equivalent to twenty (20) kilos of rice per month, and charged against its MODE.

15. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	P	1,477,587,000	P	393,392,000	P	P	P	1,870,979,000

National Capital Region (NCR)		1,477,587,000		393,392,000				1,870,979,000

General Headquarters - Proper		1,477,587,000		393,392,000				1,870,979,000

Administration of Personnel Benefits		1,114,961,000						1,114,961,000

National Capital Region (NCR)		1,081,905,000						1,081,905,000

Armed Forces of the Philippines Medical Center		69,072,000						69,072,000
General Headquarters - Proper		1,004,109,000						1,004,109,000
Presidential Security Group		8,724,000						8,724,000

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Cordillerra Administrative Region (CAR)	33,056,000				33,056,000

Philippine Military Academy	33,056,000				33,056,000

Sub-total, General Administration and Support	2,592,548,000	393,392,000			2,985,940,000

Operations
Sovereignty of the State and the Filipino people protected	3,385,669,000	6,609,190,000	19,000	25,964,912,000	35,959,790,000

JOINT FORCE PLANNING PROGRAM	373,450,000	456,749,000	19,000		830,218,000

Military policy and strategic formulation	373,450,000	456,749,000	19,000		830,218,000

National Capital Region (NCR)	373,450,000	456,749,000	19,000		830,218,000

General Headquarters - Proper	373,450,000	456,749,000	19,000		830,218,000
JOINT FORCE OPERATIONS PROGRAM	1,648,930,000	4,609,077,000		150,552,000	6,408,559,000

JOINT FORCE OPERATIONS SUB-PROGRAM	1,000,000,000	625,979,000		16,577,000	1,642,556,000

Joint force combatant command	1,000,000,000	448,327,000			1,448,327,000

National Capital Region (NCR)	1,000,000,000	448 ,327,000			1,448,327,000

General Headquarters - Proper	1,000,000,000	448,327,000			1,448,327,000
Multinational/Foreign Engagements and Peace Support Operations		177,652,000		16,577,000	194,229,000

National Capital Region (NCR)		177,652,000		16,577,000	194,229,000

General Headquarters - Proper		177,652,000		16,577,000	194,229,000
JOINT FORCE SUPPORT OPERATIONS SUB-PROGRAM	648,930,000	3,983,098,000		133,975,000	4,766,003,000

Presidential Security and Protection (Presidential Security Group)	176,014,000	273,899,000		133,975,000	583,888,000

National Capital Region (NCR)	176,014,000	273,899,000		133,975,000	583,888,000

Presidential Security Group	176,014,000	273,899,000		133,975,000	583,888,000
Joint force support command	472,916,000	3,709,199,000			4,182,115,000

National Capital Region (NCR)	472,916,000	3,709,199,000			4,182,115,000

General Headquarters - Proper	472,916,000	3,709,199,000			4,182,115,000
JOINT FORCE CAPABILITY PROGRAM	1,363,289,000	1,543,364,000		25,814,360,000	28,721,013,000

JOINT FORCE SERVICE SUPPORT OPERATIONS SUB-PROGRAM	2,179,000	209,537,000			211,716,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1161
DEPARTMENT OF NATIONAL DEFENSE

Joint Force Support Units	955,000	85,181,000		86,136,000

National Capital Region (NCR)	955,000	85,181,000		86,136,000

General Headquarters - Proper	955,000	85,181,000		86,136,000
Reserve Force Development	1,224,000	10,320,000		11,544,000

National Capital Region (NCR)	1,224,000	10,320,000		11,544,000

General Headquarters - Proper	1,224,000	10,320,000		11,544,000
Ordnance Build-up/Strategic lift and liability		114,036,000		114,036,000

National Capital Region (NCR)		114,036,000		114,036,000

General Headquarters - Proper		114,036,000		114,036,000
MILITARY MEDICAL AND TRAINING SUPPORT SUB-PROGRAM	1,361,110,000	1,296,327,000		2,657,437,000

Tertiary Health Care (AFP Medical Center)	512,503,000	1,101,033,000		1,613,536,000

National Capital Region (NCR)	512,503,000	1,101,033,000		1,613,536,000

Armed Forces of the Philippines Medical Center	512,503,000	1,101,033,000		1,613,536,000
Post-commission training program	3,557,000	30,369,000		33,926,000

National Capital Region (NCR)	3,557,000	30,369,000		33,926,000

General Headquarters - Proper	3,557,000	30,369,000		33,926,000
Pre-Commission Officer Training (Philippine Military Academy)	845,050,000	164,925,000		1,009,975,000

Cordillera Administrative Region (CAR)	845,050,000	164,925,000		1,009,975,000

Philippine Military Academy	845,050,000	164,925,000		1,009,975,000
Projects
Locally-Funded Project(s)		37,500,000	25,814,360,000	25,851,860,000

AFP MODERNIZATION SUB-PROGRAM			25,000,000,000	25,000,000,000

Revised AFP Modernization Program			25,000,000,000	25,000,000,000

Quick Response Fund			750,000,000	750,000,000
AFP Resilience Fund		37,500,000	37,500,000	75,000,000

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Procurement of Fixed Communication System (FCS)								10,360,000		10,360,000
Park Development (PMA Class ‘95 picnic area), Philippine Military Academy, Fort Del Pilar, bagnio City								5,000,000		5,000,000
Construction of Multi-Level Parking, Philippine Military Academy, Fort Del Pilar, Baguio City								8,500,000		8,500,000
Construction of Barracks, Camp Servillano Aquino, Tarlac, Tarlac								3,000,000		3,000,000

Sub-total, Operations		3,385,669,000		6,609,190,000		19,000		25,964,912,000		35,959,790,000

TOTAL NEW APPROPRIATIONS	P	5,978,217,000	P	7,002,582,000	P	19,000	P	25,964,912,000	P	38,945,730,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	646,103

Total Permanent Positions	646,103

Other Compensation Common to All
Personnel Economic Relief Allowance	66,768
Representation Allowance	420
Transportation Allowance	420
Clothing and Uniform Allowance	13,910
Mid-Year Bonus - Civilian	53,842
Year End Bonus	53,842
Cash Gift	13,910
Step Increment	1,616
Productivity Enhancement Incentive	13,910

Total Other Compensation Cammon to All	218,638

Other Compensation for Specific Groups
Magna Carta for Public Health Markers	74,393
longevity Pay	9,142
Lump-sum for filling of Positions-Civilian	75,382

Total Other Compensation for Specific Groups	158,917

DECEMBER 29, 2017	OFFICIAL GAZETTE	1163
DEPARTMENT OF NATIONAL DEFENSE

Other Benefits
PAG-IBIG Contributions	3,340
PhilHealth Contributions	7,470
Employees Compensation Insurance Premiums	3,340
Retirement Gratuity	39,033
Terminal Leave	11,211

Total Other Benefits	64,394

Military/Uniformed Personnel
Basic Pay
Base Pay	1,118,171

Total Basic Pay	1,118,171

Other Compensation Common to All
Personnel Economic Relief Allowance	69,576
Clothing/ Uniform Allowance	8,647
Subsistence Allowance	1,211,285
Laundry Allowance	1,692
Quarters Allowance	12,626
Longevity Pay	211,863
Mid-Year Bonus - Military/Uniformed Personnel	93,180
Officers’ Allowance - Military/Uniformed Personnel	93,852
Provisional Allowance - Military/Uniformed Personnel	492,368
Year-end Bonus	93,180
Cash Gift	14,495
Productivity Enhancement Incentive	14,495

Total Other Compensation Common to All	2,317,259

Other Compensation for Specific Groups
Hazardous Duty pay	13,490
Overseas Allowance	202,055
Hazard Duty Pay	24,878
Special Duty Allowance	78,612
Combat Incentive Pay	10,000
Combat Duty Pay	9,324
Incentive Pay	89,029
Instructor’s Duty Pay	18,444
Lump-sum for filling of Positions-Military/Uniformed Personnel (MUP)	51,938

Total Other Compensation for Specific Groups	497,770

Other Benefits
Special Group Term Insurance	209
PAG-IBIG Contributions	3,478
PhilHealth Contributions	12,403
Employees Compensation Insurance Premiums	3,478
Retirement Gratuity	937,397

Total Other Benefits	956,965

Total Personnel Services	5,978,217

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Maintenance and Other Operating Expenses
Travelling Expenses	247,402
Training and Scholarship Expenses	136,645
Supplies and Materials Expenses	1,879,162
Utility Expenses	582,706
Communication Expenses	116,003
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	2,861,261
Professional Services	43,410
General Services	74,948
Repairs and Maintenance	402,307
Financial Assistance/Subsidy	13,754
Taxes, Insurance Premiums and Other Fees	30,849
Labor and Wages	14,600
Other Maintenance and Operating Expenses
Advertising Expenses	2,107
Printing and Publication Expenses	10,970
Representation Expenses	418,161
Transportation and Delivery Expenses	9,109
Rent/Lease Expenses	57,440
Membership Dues and Contributions to Organizations	981
Subscription Expenses	11,355
Other Maintenance and Operating Expenses	89,412

Total Maintenance and Other Operating Expenses	7,002,582

Financial Expenses
Bank Charges	19

Total Financial Expenses	19

Total Current Operating Expenditures	12,980,818

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	49,000
Infrastructure Outlay	755,000
Machinery and Equipment Outlay	25,137,835
Transportation Equipment	14,868
Furniture, Fixtures and Books Outlay	4,709
Other Property Plant and Equipment Outlay	3,500

Total Capital Outlays	25,964,912

TOTAL NEW APPROPRIATIONS	38,945,730

DECEMBER 29, 2017	OFFICIAL GAZETTE	1165
DEPARTMENT OF NATIONAL DEFENSE

GENERAL SUMMARY

DEPARTMENT OF NATIONAL DEFENSE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY - PROPER	P	156,160,000	P	286,844,000	P		P		P	443,004,000
B. GOVERNMENT ARSENAL		242,392,000		973,796,000						1,216,188,000
C. NATIONAL DEFENSE COLLEGE OF THE PHILIPPINES		40,430,000		61,883,000				542,000,000		644,313,000
D. OFFICE OF CIVIL DEFENSE		175,792,000		622,826,000				268,580,000		1,067,198,000
E. PHILIPPINE VETERANS AFFAIRS OFFICE-PROPER		130,072,000		424,742,000				183,800,000		738,614,000
F. VETERANS MEMORIAL MEDICAL CENTER		701,012,000		803,747,000				120,910,000		1,625,669,000
G. ARMED FORCES OF THE PHILIPPINES		81,921,266,000		33,962,453,000		19,000		28,080,008,000		143,963,746,000

G.l. PHILIPPINE ARMY (LAND FORCES)		52,125,237,000		11,092,493,000				780,402,000		63,998,132,000
G.2. PHILIPPINE AIR FORCE (AIR FORCE)		10,486,529,000		8,902,091,000				331,710,000		19,720,330,000
G.3. PHILIPPINE NAVY (NAVAL FORCES)		13,331,283,000		6,965,287,000				1,002,984,000		21,299,554,000
G.4. GENERAL HEADQUARTERS, AFP AND AFP-WIDE SUPPORT AND SEPARATE UNITS (AFPWSSUS)		5,978,217,000		7,002,582,000		19,000		25,964,912,000		38,945,730,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF NATIONAL DEFENSE	P	83,367,124,000	P	37,136,29l,000	P	19,000	P	29,195,298,000	P	149,698,732,000

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XIX. DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations including locally-funded and foreign-assisted projects, as indicated hereunder	P	637,864,483,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	7,186,940,000	P	850,729,000	P	1,418,741,000	P	9,456,410,000
Support to Operations		947,791,000		15,690,000,000		27,888,285,000		44,526,076,000
Operations						583,881,997,000		583,881,997,000

ASSET PRESERVATION PROGRAM						64,982,093,000		64,982,093,000
NETWORK DEVELOPMENT PROGRAM						185,507,020,000		185,507,020,000
BRIDGE PROGRAM						35,734,451,000		35,734,451,000
FLOOD MANAGEMENT PROGRAM						127,734,500,000		127,734,500,000
LOCAL PROGRAM						118,960,456,000		118,960,456,000
CONVERGENCE AND SPECIAL SUPPORT PROGRAM						50,963,477,000		50,963,477,000

TOTAL NEW APPROPRIATIONS	P	8,134,731,000	P	16,540,729,000	P	613,189,023,000	P	637,864,483,000

Special Provision(s)

1. Special Road Support Fund. In addition to the amounts appropriated herein, Ten Billion Ten Million Six Hundred Eighty Two

Thousand Pesos (P10,010,682,000) shall be used for the maintenance of roads and bridges and improvement of road drainage sourced from eighty percent (80%) collections from the Motor Vehicles User’s Charge (MVUC), constituted into the Special Road Support Fund subject to the fallowing:

(a) Five percent (5%) of the total appropriations for maintenance of local roads converted or taken over as national roads during the current year. Any balance therefrom may be used for the maintenance of existing national roads; and

(b) Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

The DPMH shall submit its quarterly reports on the financial and physical accomplishments with electronic signature to the DBM, through the unified reporting system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on the DPMH website for a period of three (3) years. The Secretary of Public Works and Highways shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Special Road Safety Fund. In addition to the amounts appropriated herein, One Billion Forty One Million Two Hundred Ten Thousand Pesos (Pl,041,210,000) shall be used for the installation of adequate and efficient traffic lights and road safety devices sourced from seven and one-half percent (7.5%) collections from the MVUC, constituted into the Special Road Safety Fund.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292. The DPMH shall submit its quarterly reports on the financial and physical accomplishments with electronic signature to the DBM,

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through the unified reporting system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by pasting said reports on the DPMH website for a period of three (3) years. The Secretary of Public Works and Highways shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

3. Special Local Road Fund. In addition to the amounts appropriated herein, One Billion Two Hundred Thirty Seven Million Two Hundred Sixty Eight Thousand Pesos (P1,237,268,000) shall be used for the maintenance of local roads, traffic management and road safety devices sourced from five percent (5%) collections from the MVUC, constituted into the Special Local Road Fund.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

The DPMH shall submit its quarterly reports on the financial and physical accomplishments with electronic signature to the DBM, through the unified reporting system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on the DPMH website for a period of three (3) years. The Secretary of Public Works and Highways shall send written notice to the said offices when said reports have been pasted on its website, which shall be considered the date of submission.

4. Assessments and Other Collections. The DPMH is authorized to assess service utilities and franchise holders or any other corporation, entity or person, which may cause damage to public works or highway projects, the estimated amount for the reconstruction, restoration or renovation of the damaged infrastructure. The proceeds therefrom shall be deposited with the National Treasury and recorded as trust receipts in accordance with E. O. No. 338, s. 1996.

Other collections by the DPMH such as liquidated damages due from suppliers, consultants or contractors shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292.

5. Public-Private Partnership Infrastructure Projects. The amount appropriated herein for the Public-Private Partnership Strategic Support Fund shall be used for payment of fees for independent consultants, variation orders, cash subsidy. Feasibility Studies and Right-of-way expenses authorized under R.A. No. 10752 for the following projects: (i) Cavite-Laguna (CALA) Expressway; (ii) Daang Hari SLEX Link Road; (iii) Tarlac-Pangasinan-La Union Toll Expressway; (iv) NAIA Expressway; (v) HLEX-SLEX Connector Board C-3 Elevated Expressway; (vi) Central Luzon Link Expressway, Phase 2 (Cabanatuan-San Jose Section); (vii) Laguna Lakeshore Expressway Dike; (viii) Quezon-Bicol Expressway; (ix) Delpan-Pasig-Marikina Expressway Project; (x) Batangas City-Bauan Batangas Toll Road Projects; (xi) Davao-Digos Expressway Project; and (xii) such other priority Public-Private Partnership Infrastructure projects.

In no case shall said amount be used for the payment of the private partner’s financial obligations which the government has guaranteed. (CONDITIONAL IMPLEMENTATION- President’s Veto Message, December 19, 2017, Volume I-B, page 649, R.A. No. 10964)

6. Tourism Road Infrastructure Program. The amount appropriated herein for the Tourism Road Infrastructure Program shall be used to cover the construction, rehabilitation, upgrading, and improvement of roads and bridges jointly identified by the DPMH and the DOT based on the technical criteria and priority areas in support of the National Tourism Development Program.

7. Local Infrastructure Program. The amount appropriated herein under the Local Infrastructure Program shall be utilized for the construction and/or rehabilitation of the following local infrastructures, including the completion of existing ones:

(a) Local Roads and Bridges including Pathways;	Priorities and Criteria, program of works, standards and specifications of the DPMH

(b) Classrooms or Academic Buildings;	Priorities, program of works, standards, and Specifications of the DepEd or CWED, as the case may be

(c) Multi-Purpose Buildings;	Standards, designs and specifications of DPMH

(d) Levels 2 and 3 Water Supply Systems;	Standards designs and specifications of DPMH and LMUA

(e) Flood Control and Drainage:	Standards and specifications of DPMH

In the implementation of this Program, priority shall be given to municipalities and their component barangays where the absolute number of poor families and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA-NSCB and in the order of LGU classification enumerated: (i) fourth to sixth class under Categories 1 and 2 provinces; (ii) fourth to sixth class in other provinces; (iii) second to third class; and (iv) first class.

Projects covered hereunder shall comply with the corresponding conditions:

(a) In no case shall more than one percent (1%) of the project cost be used for engineering and administrative overhead expenses.

(b) Upon completion of the construction or rehabilitation of said local infrastructures, the DPMH shall turnover the management and ownership thereof to the LGUs concerned, which shall commit to shoulder the maintenance and repair costs.

The DPMH shall submit its quarterly reports on the financial and physical accomplishments with electronic signature to the DBM, through the unified reporting system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on the DPMH website for a period of three (3) years. The Secretary of Public Works and Highways shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

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8. Clustering and De-Clustering of Infrastructure Projects. The Secretary of Public Works and Highways is authorized to cluster and de-cluster the procurement of infrastructure projects for cost efficiency and effective management.

9. Roads Leveraging Linkages for Industry and Trade Infrastructure Program. The amount of Twelve Billion Three Hundred Nineteen Million Four Hundred Sixty Six Thousand Pesos (P12,319,466,000) appropriated herein for the Roads Leveraging Linkages for Industry and Trade Infrastructure Program shall be used to cover the construction, rehabilitation, upgrading, and improvement of roads and bridges jointly identified by the DPMH and the DTI based on the technical criteria and priority areas in support of the Industry and Trade Development Program.

The DPMH and DTI shall ensure that the identified roads and bridges are not funded or covered under other national or local government programs.

10. Road Construction and other Projects. The DPMH shall consider the following in the construction of roads:

(a) The DPMH, in coordination with DOTr and HEDA, shall come up with bike lane map to identify the main roads and highway that can accomodate bike lanes.

(b) The DPMH, in coordination with LGUs, shall provide sidewalks in public roads for the use of pedestrian which shall be adequate for safe and convenient use of pedestrians.

(c) The DPMH, in coordination with the Climate Change Commission, shall develop revised standards that will incorporate various hazards especially those brought about by global warming and/or climate change in the feasibility study, design and detailed engineering works of all government roads and other infrastructure.

Moreover, the DPMH may include in the design and program cost of road construction projects roadside tree planting activities as an integral part of its regular road maintenance program.

Implementation of this provision shall be subject to the guidelines issued by the DPMH.

11. Restriction on Delegation of Project Implementation. The implementation of infrastructure projects may only be delegated in the following instances: (i) the AFP Corps of Engineers in high security risk areas; (ii) inter-department or inter-agency projects; and (iii) LGUs with the capability to implement projects either by administration or contract as determined by DPMH.

Notwithstanding the above delegation, the DPMH shall exercise technical supervision over all delegated projects.

In case of the National Sewerage and Septage Management Program, the DPMH shall ensure its proper implementation by: (i) allowing LGUs with technical capability to undertake the same; (ii) for those without such technical capability, allowing LGUs to contract it out only upon determination of DPMH that such will not compromise project implementation; and (iii) providing the technical requirements for the project and regularly monitoring the same.

12. Right-of-Way Acquisition and Obligations. In the implementation of infrastructure projects, the DPMH shall ensure that all ROW expenses authorized under R.A. No. 10752 are settled before commencement of projects.

The amount appropriated herein shall be used exclusively for ROW expenses and other contractual obligations of the DPMH. Release of funds shall be subject to the submission of the list of claimants with the corresponding projects and amounts certified correct by the DPMH and a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

13. Engineering and Administrative Overhead Expenses. The DPMH is authorized to deduct the following for infrastructure projects costing more than One Million Pesos (P1,000,000) but not to exceed the following percentages of the project cost to be used for engineering and administrative overhead (EAO) expenses and as well as other Maintenance and Other Operating Expenses:

(a) three and one-half percent (3.5%) for releases to the Central Office;

(b) two and one-half percent (2.5%) for releases to the Regional Offices (ROs);

(c) two percent (2%) for releases to the District Engineering Offices (DEOs);

(d) one percent (1%) for infrastructure projects under the Local Infrastructure Program undertaken by the Central Office, ROs or DEOs; and

(e) one-half percent (0.5%) for infrastructure projects of other agencies undertaken by the Central Office, ROs or DEOs.

For EAO expenses, the same shall be limited to: (i) administrative overhead including the hiring of individuals engaged through job-orders or contracts of service or such other engagement of personnel without any employer-employee relationship; (ii) pre-construction activities after detailed engineering; (iii) construction project management; (iv) testing and quality control; (v) acquisition, rehabilitation and repair of related equipment and parts; (vi) contingencies in relation to pre-construction activities; and (vii) maintenance and other operating expenses. The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost.

Disbursements or expenditures by DPMH in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The DPMH shall submit its quarterly reports on the financial and physical accomplishments with electronic signature to the DBM, through the unified reporting system, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on the DPMH website for a period of three (3) years. The Secretary of Public Works and Highways shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

(CONDITIONAL IMPLEMENTATION- President’s Veto Message, December 19, 2017, Volume I-B, page 653, R.A. No. 10964)

14. Reconstruction or Rehabilitation of Damaged Paved National Roads and Road Upgrading. The amount appropriated herein shall be used for the reconstruction or rehabilitation of existing pavement and upgrading of national roads from gravel to paved or from asphalt to concrete based on the projects identified by the DPMH.

15. Preventive Maintenance of Roads and Bridges. The amount appropriated herein shall be used for the preventive maintenance of

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DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

national roads and bridges based on the projects identified by the DPMH.

16. Implementation of Flood Control Projects in the National Capital Region. The DPMH shall implement foreign-assisted flood control projects and transfer the same to the MMDA only upon completion thereof or revision of the loan agreement indicating the MMDA as the implementing agency.

17. Geo-Tagging of Roads and Bridges. The DPMH shall undertake the geo-tagging of all its completed and on-going infrastructure projects.

The Secretary of Public Works and Highways and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the status of accomplishments, including the geo-tagged photos taken at a spatial resolution of 2-4 cm per pixel with time stamp of the sites, are posted in the DPMH website.

18. Tulay ng Pangulo Para sa Kaunlarang Pang-Agraryo. The amount of One Hundred Million (P100,000,000) shall be appropriated under the budget of the DPMH to cover the operating costs and other related civil works in the construction and installation of remaining bridges in the arcs. The DPMH shall implement these bridge projects upon endorsement by the Secretary of Agrarian Reform of the location or sites where the bridges will be constructed.

19. Coconet Bio-Engineering Solutions. In controlling soil erosion and slope stabilization in the construction of roads, the DPMH shall give priority to the use of Coconet Bio-Engineering solution in areas where there is available supply and the cost of Coconet Bio-Engineering solution is equal to or cheaper than the conventional slope protection materials.

20. Evacuation Centers. In the design and construction of evacuation centers, the DPMH shall ensure that the centers can withstand wind speed of three hundred (300) kilometers per hour and moderate seismic activity of at least 8.0 magnitude on the richter scale; utilize natural ventilation and rainwater through the inclusion of a rainwater catchment/harvesting system; and include facilities for the special needs of women, children, the elderly, persons with disabilities (PWDs) and such other physical provisions guaranteeing a humane condition for evacuees. In the selection of sites, the DPMH shall consider site stability and susceptibility to landslide or flooding based on the latest vulnerability and risk assessment and geohazard maps of the DENR. No center shall be located on a no-build zone.

The Evacuation Centers shall be turned over to the LGU concerned which shall be responsible for the maintenance and operation of the centers.

(CONDITIONAL IMPLEMENTATION- President’s Veto Message, December 19, 2017, Volume I-B, page 652, R.A. No. 10964)

21. Allocation for Autonomous Region in Muslim Mindanao. The DPMH shall ensure that the requirements of ARMM are provided in the regional allocation of funds sourced from the Special Road Support Fund, Special Road Safety Fund and Special Local Road Fund. The funds for the purpose shall be released based on the submission by the Road Board of the allocation for ARMM per province, copy furnished said provinces.

The Secretary of Public Works and Highways and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the amounts allocated for ARMM per province are posted on the DPMH website.

The ARGMM shall likewise submit to the DBM and DPMH, either in printed from or by way of electronic document, quarterly reports on the utilization of funds, per province, in the ARMM. The Regional Governor of ARGMM and the Regional Government’s web administrator or his/her equivalent shall be responsible for ensuring that said quarterly reports are likewise posted on the ARGMM website.

22. Implementation of ARMM Projects. The amount appropriated herein for the projects of the Autonomous Region in Muslim Mindanao (ARMM) shall be implemented in accordance with R.A. No. 9054, the Organic law of the ARMM. The projects shall be implemented by the DPMH provided that it has been authorized through a resolution by the ARMM Regional Legislative Assembly.

23. Quick Response Fund. The amount of One Billion Pesos (P1,000,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for reconstruction and rehabilitation programs, activities or projects, including pre-positioning of goods and equipment in order that the situation and Living conditions of people living in communities or areas stricken by calamities, epidemics, crises, and catastrophes, which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities, nor be realigned for any other purpose not authorized in this Act.

The DPMH shall submit, to the DBM and the National Disaster Risk Reduction and Management Council, the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document, quarterly reports on the status of the utilization of the QRF. The Secretary of Public Works and Highways and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that said quarterly reports are likewise posted on DPMH website.

24. Appropriations for programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and other Operating Expenses	Capital Outlays	Total
General Administration and Support	7,186,940,000	850,729,000	1,418,741,000	9,456,410,000

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General Management and Supervision	P	6,997,319,000	P	850,729,000	P	1,418,741,000	P	9,266,789,000

National Capital Region (NCR)		1,266,697,000		445,009,000		1,418,741,000		3,130,447,000

Central Office		956,449,000		422,203,000		1,418,741,000		2,797,393,000
NCR Regional Office - Proper		66,082,000		12,033,000				78,115,000
Las Piñas-Muntinlupa District Engineering Office		19,507,000		1,197,000				20,704,000
Malabon-Navotas District Engineering Office		18,669,000		1,197,000				19,866,000
Metro Manila 1st District Engineering Office		26,818,000		1,197,000				28,015,000
Metro Manila 2nd District Engineering Office		27,599,000		1,197,000				28,796,000
Metro Manila 3rd District Engineering Office		26,336,000		1,197,000				27,533,000
North Manila District Engineering Office		28,405,000		1,197,000				29,602,000
Quezon City 1st District Engineering Office		30,713,000		1,197,000				31,910,000
Quezon City 2nd District Engineering Office		32,739,000		1,197,000				33,936,000
South Manila District Engineering Office		33,380,000		1,197,000				34,577,000
Region I - Ilocos		371,072,000		24,949,000				396,021,000

Regional Office I - Proper		109,389,000		13,029,000				122,418,000
Ilocos Norte 1st District Engineering Office		27,723,000		1,192,000				28,915,000
Ilocos Norte 2nd District Engineering Office		24,021,000		1,192,000				25,213,000
Ilocos Sur 1st District Engineering Office		22,596,000		1,192,000				23,788,000
Ilocos Sur 2nd District Engineering Office		31,828,000		1,192,000				33,020,000
La Union 1st District Engineering Office		24,338,000		1,192,000				25,530,000
La Union 2nd District Engineering Office		23,962,000		1,192,000				25,154,000
Pangasinan 1st District Engineering Office		26,998,000		1,192,000				28,190,000
Pangasinan 2nd District Engineering Office		26,936,000		1,192,000				28,128,000
Pangasinan 3rd District Engineering Office		28,886,000		1,192,000				30,078,000
Pangasinan 4th District Engineering Office		24,395,000		1,192,000				25,587,000

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DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Cordillera Administrative Region (CAR)	352,355,000	27,777,000	380,132,000

Regional Office CAR - Proper	76,076,000	13,422,000	89,498,000
Abra District Engineering Office	27,238,000	1,199,000	28,437,000
Apayao 1st District Engineering Office	21,043,000	1,196,000	22,239,000
Apayao 2nd District Engineering Office	24,584,000	1,196,000	25,780,000
Baguio City District Engineering Office	25,455,000	1,196,000	26,651,000
Benguet 1st District Engineering Office	25,592,000	1,196,000	26,788,000
Benguet 2nd District Engineering Office	23,501,000	1,196,000	24,697,000
Ifugao 2nd District Engineering Office	22,946,000	1,196,000	24,142,000
Ifugao District Engineering Office	24,351,000	1,196,000	25,547,000
Lower Kalinga District Engineering Office	28,656,000	1,196,000	29,852,000
Mt. Province 1st District Engineering Office	32,171,000	1,196,000	33,367,000
Mt. Province 2nd District Engineering Office		1,196,000	1,196,000
Upper Kalinga DEO	20,742,000	1,196,000	21,938,000
Region II - Cagayan Valley	336,504,000	25,534,000	362,038,000

Regional Office II - Proper	53,543,000	12,345,000	65,888,000
Batanes District Engineering Office	20,619,000	1,199,000	21,818,000
Cagayan 1st District Engineering Office	32,409,000	1,199,000	33,608,000
Cagayan 2nd District Engineering Office	25,440,000	1,199,000	26,639,000
Cagayan 3rd District Engineering Office	26,440,000	1,199,000	27,639,000
Isabela 1st District Engineering Office	28,376,000	1,199,000	29,575,000
Isabela 2nd District Engineering Office	25,684,000	1,199,000	26,883,000
Isabela 3rd District Engineering Office	19,823,000	1,199,000	21,022,000

1172	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Isabela 4th District Engineering Office	26,147,000	1,199,000	27,346,000
Nueva Vizcaya 2nd District Engineering Office	25,321,000	1,199,000	26,520,000
Nueva Vizcaya District Engineering Office	25,508,000	1,199,000	26,707,000
Quirino District Engineering Office	27,194,000	1,199,000	28,393,000
Region III - Central Luzon	542,718,000	36,262,000	578,980,000

Regional Office III - Proper	157,820,000	19,000,000	176,820,000
Aurora District Engineering Office	34,448,000	1,233,000	35,681,000
Bataan 1st District Engineering Office	24,880,000	1,233,000	26,113,000
Bataan 2nd District Engineering Office	26,787,000	1,233,000	28,020,000
Bulacan 1st District Engineering Office	26,879,000	1,233,000	28,112,000
Bulacan 2nd District Engineering Office	25,564,000	1,233,000	26,797,000
Nueva Ecija 1st District Engineering Office	37,714,000	1,233,000	38,947,000
Nueva Ecija 2nd District Engineering Office	32,785,000	1,233,000	34,018,000
Pampanga 1st District Engineering Office	28,920,000	1,233,000	30,153,000
Pampanga 2nd District Engineering Office	20,015,000	1,233,000	21,248,000
Pampanga 3rd District Engineering Office	19,900,000	1,233,000	21,133,000
Tarlac 2nd District Engineering Office	24,647,000	1,233,000	25,880,000
Tarlac District Engineering Office	34,868,000	1,233,000	36,101,000
Zambales 1st District Engineering Office	28,013,000	1,233,000	29,246,000
Zambales 2nd District Engineering Office	19,478,000	1,233,000	20,711,000
Region IVA - CALABARZON	463,059,000	31,442,000	494,501,000

Regional Office IVA - Proper	62,928,000	13,095,000	76,023,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1173
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Batangas 1st District Engineering Office	26,789,000	1,223,000	28,012,000
Batangas 2nd District Engineering Office	24,099,000	1,224,000	25,323,000
Batangas 3rd District Engineering Office	25,405,000	1,223,000	26,628,000
Batangas 4th District Engineering Office	20,913,000	1,223,000	22,136,000
Cavite 2nd District Engineering Office	30,492,000	1,224,000	31,716,000
Cavite District Engineering Office	33,083,000	1,223,000	34,306,000
Laguna 1st District Engineering Office	25,089,000	1,223,000	26,312,000
Laguna 2nd District Engineering Office	25,909,000	1,223,000	27,132,000
Laguna 3rd District Engineering Office	23,156,000	1,223,000	24,379,000
Quezon 1st District Engineering Office	24,305,000	1,223,000	25,528,000
Quezon 2nd District Engineering office	24,046,000	1,223,000	25,269,000
Quezon 3rd District Engineering Office	33,378,000	1,223,000	34,601,000
Quezon 4th District Engineering Office	33,531,000	1,223,000	34,754,000
Rizal 1st District Engineering Office	25,457,000	1,223,000	26,680,000
Rizal 2nd District Engineering Office	24,479,000	1,223,000	25,702,000
Region IVB - MINAROPA	302,724,000	22,829,000	325,553,000

Regional Office IVB - Proper	72,286,000	13,101,000	85,387,000
Marinduque District Engineering Office	27,078,000	1,216,000	28,294,000
Mindoro Occidental District Engineering Office	33,235,000	1,216,000	34,451,000
Mindoro Oriental District Engineering Office	25,761,000	1,216,000	26,977,000
Palawan 1st District Engineering Office	30,554,000	1,216,000	31,770,000

1174	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Palawan 2nd District Engineering Office	31,970,000	1,216,000	33,186,000
Palawan 3rd District Engineering Office	22,939,000	1,216,000	24,155,000
Romblon District Engineering Office	34,440,000	1,216,000	35,656,000
Southern Mindoro District Engineering Office	24,461,000	1,216,000	25,677,000
Region V - Bicol	449,543,000	30,859,000	480,402,000

Regional Office V - Proper	70,765,000	12,495,000	83,260,000
Albay 1st District Engineering Office	20,915,000	1,245,000	22,160,000
Albay 2nd District Engineering Office	27,077,000	1,221,000	28,298,000
Albay 3rd District Engineering Office	24,179,000	1,246,000	25,425,000
Camarines Norte District Engineering Office	25,745,000	1,221,000	26,966,000
Camarines Sur 1st District Engineering Office	20,200,000	1,221,000	21,421,000
Camarines Sur 2nd District Engineering Office	25,347,000	1,221,000	26,568,000
Camarines Sur 3rd District Engineering Office	30,741,000	1,221,000	31,962,000
Camarines Sur 4th District Engineering Office	19,902,000	1,221,000	21,123,000
Camarines Sur 5th District Engineering Office	25,415,000	1,221,000	26,636,000
Catanduanes District Engineering Office	33,590,000	1,221,000	34,811,000
Masbate 1st District Engineering Office	25,839,000	1,221,000	27,060,000
Masbate 2nd District Engineering Office	23,447,000	1,221,000	24,668,000
Masbate 3rd District Engineering Office	24,976,000	1,221,000	26,197,000
Sorsogon 2nd District Engineering Office	24,392,000	1,221,000	25,613,000
Sorsogon District Engineering Office	27,013,000	1,221,000	28,234,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1175
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region VI - Western Visayas	459,560,000	31,264,000	490,824,000

Regional Office VI - Proper	67,459,000	12,320,000	79,779,000
Aklan District Engineering Office	26,159,000	1,237,000	27,396,000
Antique District Engineering Office	31,488,000	1,239,000	32,727,000
Bacolod City District Engineering Office	23,828,000	1,240,000	25,068,000
Capiz 1st District Engineering Office	23,314,000	1,232,000	24,546,000
Capiz 2nd District Engineering Office	22,098,000	1,232,000	23,330,000
Guimaras District Engineering Office	25,114,000	1,232,000	26,346,000
Iloilo 1st District Engineering Office	24,814,000	1,232,000	26,046,000
Iloilo 2nd District Engineering Office	33,181,000	1,493,000	34,674,000
Iloilo 3rd District Engineering Office	26,308,000	1,382,000	27,690,000
Iloilo 4th District Engineering Office	23,636,000	1,233,000	24,869,000
Iloilo City District Engineering Office	19,410,000	1,232,000	20,642,000
Negros Occidental 1st District Engineering Office	34,120,000	1,240,000	35,360,000
Negros Occidental 2nd District Engineering Office	23,918,000	1,240,000	25,158,000
Negros Occidental 3rd District Engineering Office	31,994,000	1,240,000	33,234,000
Negros Occidental 4th District Engineering Office	22,719,000	1,240,000	23,959,000
Region VII - Central Visayas	425,908,000	29,375,000	455,283,000

Regional Office VII - Proper	85,356,000	12,051,000	97,407,000
Bohol 1st District Engineering Office	28,191,000	1,237,000	29,428,000
Bohol 2nd District Engineering Office	23,969,000	1,237,000	25,206,000
Bohol 3rd District Engineering Office	28,480,000	1,237,000	29,717,000

1176	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Cebu 1st District Engineering Office	24,585,000	1,237,000	25,822,000
Cebu 2nd District Engineering Office	24,338,000	1,237,000	25,575,000
Cebu 3rd District Engineering Office	24,498,000	1,237,000	25,735,000
Cebu 4th District Engineering Office	24,845,000	1,237,000	26,082,000
Cebu 5th District Engineering Office	20,338,000	1,237,000	21,575,000
Cebu 6th District Engineering Office	18,259,000	1,237,000	19,496,000
Cebu City District Engineering Office	24,158,000	1,237,000	25,395,000
Negros Oriental 1st District Engineering Office	25,191,000	1,239,000	26,430,000
Negros Oriental 2nd District Engineering Office	29,413,000	1,239,000	30,652,000
Negros Oriental 3rd District Engineering Office	24,494,000	1,239,000	25,733,000
Siquijor District Engineering Office	19,793,000	1,237,000	21,030,000
Region VIII - Eastern Visayas	428,368,000	28,678,000	457,046,000

Regional Office VIII - Proper	80,760,000	12,545,000	93,305,000
Biliran District Engineering Office	26,303,000	1,241,000	27,544,000
Eastern Samar District Engineering Office	33,275,000	1,241,000	34,516,000
Leyte 1st District Engineering Office	28,895,000	1,241,000	30,136,000
Leyte 2nd District Engineering Office	25,530,000	1,241,000	26,771,000
Leyte 3rd District Engineering Office	21,927,000	1,241,000	23,168,000
Leyte 4th District Engineering Office	29,031,000	1,241,000	30,272,000
Leyte 5th District Engineering Office	26,075,000	1,241,000	27,316,000
Northern Samar 1st District Engineering Office	25,332,000	1,241,000	26,573,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1177
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Northern Samar 2nd District Engineering Office	24,516,000	1,241,000	25,757,000
Samar 1st District Engineering Office	25,288,000	1,241,000	26,529,000
Samar 2nd District Engineering Office	26,579,000	1,241,000	27,820,000
Southern Leyte District Engineering Office	37,094,000	1,241,000	38,335,000
Tacloban City District Engineering Office	17,763,000	1,241,000	19,004,000
Region IX - Zamboanga Peninsula	332,821,000	23,145,000	355,966,000

Regional Office IX - Proper	111,492,000	11,994,000	123,486,000
Isabela City District Engineering Office	17,702,000	1,239,000	18,941,000
Zamboanga City District Engineering Office	28,051,000	1,239,000	29,290,000
Zamboanga del Norte 1st District Engineering Office	26,377,000	1,239,000	27,616,000
Zamboanga del Norte 2nd District Engineering Office	24,543,000	1,239,000	25,782,000
Zamboanga del Norte 3rd District Engineering Office	25,709,000	1,239,000	26,948,000
Zamboanga del Sur 1st District Engineering Office	26,068,000	1,239,000	27,307,000
Zamboanga del Sur 2nd District Engineering Office	30,078,000	1,239,000	31,317,000
Zamboanga Sibugay 1st District Engineering Office	18,276,000	1,239,000	19,515,000
Zamboanga Sibugay 2nd District Engineering Office	24,525,000	1,239,000	25,764,000
Region X - Northern Mindanao	366,313,000	27,019,000	393,332,000

Regional Office X - Proper	69,212,000	12,905,000	82,117,000
Bukidnon 1st District Engineering Office	33,286,000	1,176,000	34,462,000
Bukidnon 2nd District Engineering Office	24,327,000	1,176,000	25,503,000
Bukidnon 3rd District Engineering Office	31,345,000	1,176,000	32,521,000

1178	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Cagayan de Oro City 1st District Engineering Office	17,853,000	1,176,000	19,029,000
Cagayan de Oro City 2nd District Engineering Office	19,730,000	1,176,000	20,906,000
Camiguin District Engineering Office	20,033,000	1,176,000	21,209,000
Lanao del Norte 1st District Engineering Office	29,408,000	1,177,000	30,585,000
Lanao del Norte 2nd District Engineering Office	25,916,000	1,176,000	27,092,000
Misamis Occidental 2nd District Engineering Office	24,238,000	1,176,000	25,414,000
Misamis Occidental District Engineering Office	24,956,000	1,176,000	26,132,000
Misamis Oriental 1st District Engineering Office	21,890,000	1,177,000	23,067,000
Misamis Oriental 2nd District Engineering office	24,119,000	1,176,000	25,295,000
Region XI - Davao	313,651,000	21,871,000	335,522,000

Regional Office XI - Proper	89,413,000	11,967,000	101,380,000
Compostela Valley District Engineering Office	32,623,000	1,238,000	33,861,000
Davao City 2nd District Engineering Office	24,165,000	1,238,000	25,403,000
Davao City District Engineering Office	27,762,000	1,238,000	29,000,000
Davao del Norte District Engineering Office	33,156,000	1,238,000	34,394,000
Davao del Sur District Engineering Office	26,151,000	1,238,000	27,389,000
Davao Occidental District Engineering Office	30,101,000	1,238,000	31,339,000
Davao Oriental 1st District Engineering Office	25,646,000	1,238,000	26,884,000
Davao Oriental 2nd District Engineering Office	24,634,000	1,238,000	25,872,000
Region XII - SOCCSKSARGEM	283,225,000	21,739,000	304,964,000

Regional Office XII - Proper	66,845,000	12,085,000	78,930,000
Cotabato City District Engineering Office	19,527,000	1,207,000	20,734,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1179
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

North Cotabato 1st District Engineering Office	33,282,000	1,207,000		34,489,000
North Cotabato 2nd District Engineering Office	30,942,000	1,207,000		32,149,000
Sarangani District Engineering Office	32,632,000	1,205,000		33,837,000
South Cotabato 2nd District Engineering Office	24,153,000	1,207,000		25,360,000
South Cotabato District Engineering Office	27,908,000	1,207,000		29,115,000
Sultan Kudarat 1st District Engineering Office	20,465,000	1,207,000		21,672,000
Sultan Kudarat 2nd District Engineering Office	27,471,000	1,207,000		28,678,000
Region XIII - CARAGA	302,801,000	22,977,000		325,778,000

Regional Office XIII - Proper	66,829,000	12,105,000		78,934,000
Agusan del Norte District Engineering Office	24,966,000	1,208,000		26,174,000
Agusan del Sur lst District Engineering Office	31,546,000	1,208,000		32,754,000
Agusan del Sur 2nd District Engineering Office	25,875,000	1,208,000		27,083,000
Butuan City District Engineering Office	25,604,000	1,208,000		26,812,000
Dinagat Islands District Engineering Office	24,071,000	1,208,000		25,279,000
Surigao del Norte lst District Engineering Office	26,663,000	1,208,000		27,871,000
Surigao del Norte 2nd District Engineering Office	25,405,000	1,208,000		26,613,000
Surigao del Sur lst District Engineering Office	28,616,000	1,208,000		29,824,000
Surigao del Sur 2nd District Engineering Office	23,226,000	1,208,000		24,434,000
Administration of Personnel Benefits	189,621,000			189,621,000

National Capital Region (NCR)	189,621,000			189,621,000

Central Office	189,621,000			189,621,000
Sub-total, General Administration and Support	7,186,940,000	850,729,000	1,418,741,000	9,456,410,000

1180	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Support to Operations
Design of Public Works and Highways Projects	79,695,000	28,037,000	107,732,000

National Capital Region (NCR)	79,695,000	28,037,000	107,732,000

Central Office	79,695,000	28,037,000	107,732,000
Preparation of Manuals for Construction, Rehabilitation and Improvement of Infrastructure Facilities	219,168,000	9,784,000	228,952,000

National Capital Region (NCR)	219,168,000	9,784,000	228,952,000

Central Office	219,168,000	9,784,000	228,952,000
Management of Construction and Maintenance Equipment and Ancillary Facilities	51,153,000	261,644,000	312,797,000

National Capital Region (NCR)	51,153,000	261,644,000	312,797,000

Central Office	51,153,000	261,644,000	312,797,000
Infrastructure Research, Quality Control and Management, Ancillary Facilities	96,584,000	77,264,000	173,848,000

National Capital Region (NCR)	96,584,000	77,264,000	173,848,000

Central Office	96,584,000	77,264,000	173,848,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Bureau Proper	51,825,000	26,514,000	78,339,000

National Capital Region (NCR)	51,825,000	26,514,000	78,339,000

Central Office	51,825,000	26,514,000	78,339,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Routine Maintenance of National Roads		9,998,540,000	9,998,540,000

National Capital Region (NCR)		9,998,540,000	9,998,540,000

Central Office		9,998,540,000	9,998,540,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Routine Maintenance of National Bridges		1,001,460,000	1,001,460,000

National Capital Region (NCR)		1,001,460,000	1,001,460,000

Central Office		1,001,460,000	1,001,460,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Operation of Weighbridge Stations and ATOME		137,793,000	137,793,000

National Capital Region (NCR)		137,793,000	137,793,000

Central Office		137,793,000	137,793,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1181
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance and Operations of DPWH Floating Equipment	215,028,000	215,028,000

National Capital Region (NCR)	215,028,000	215,028,000

Central Office	215,028,000	215,028,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Services for Automated Traffic Data Collection Program	110,500,000	110,500,000

National Capital Region (NCR)	110,500,000	110,500,000

Central Office	110,500,000	110,500,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities -Public Buildings	898,000,000	898,000,000

National Capital Region (NCR)	898,000,000	898,000,000

Central Office	898,000,000	898,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities	2,080,000,000	2,080,000,000

National Capital Region (NCR)	2,080,000,000	2,080,000,000

Central Office	2,080,000,000	2,080,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - KAMAMAYA/VOM Flood Control Structures	200,000,000	200,000,000

National Capital Region (NCR)	200,000,000	200,000,000

Central Office	200,000,000	200,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - East and West of Mangahan Flood Control Structures	80,000,000	80,000,000

National Capital Region (NCR)	80,000,000	80,000,000

Central Office	80,000,000	80,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities -

1182	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Agna Flood Control Structures (Phase I and II)	80,000,000	80,000,000

National Capital Region (NCR)	80,000,000	80,000,000

Central Office	80,000,000	80,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Iloilo Flood Control Structures	150,000,000	150,000,000

National Capital Region (NCR)	150,000,000	150,000,000

Central Office	150,000,000	150,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Lower Agusan Flood Control Structures	30,000,000	30,000,000

National Capital Region (NCR)	30,000,000	30,000,000

Central Office	30,000,000	30,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Laoag River Basin Flood Control Structures	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Post Onday and Pepeng Short Term Infrastructure Project (POPSTIRP)	60,000,000	60,000,000

National Capital Region (NCR)	60,000,000	60,000,000

Central Office	60,000,000	60,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Pinatubo Hazard Urgent Mitigation Project (PHUMP)	70,000,000	70,000,000

National Capital Region (NCR)	70,000,000	70,000,000

Central Office	70,000,000	70,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1183
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities Nationwide - Esteros and Creeks Maintenance in Metro Manila		60,000,000	60,000,000

National Capital Region (NCR)		60,000,000	60,000,000

Central Office		60,000,000	60,000,000
Regional Support (Planning and Design, Construction, Maintenance and Material Quality Control and Hydrology Division)	328,567,000	11,493,000	340,060,000

National Capital Region (NCR)	27,080,000	719,000	27,799,000

NCR Regional Office - Proper	27,080,000	719,000	27,799,000
Region I - Ilocos	1,675,000	719,000	2,394,000

Regional Office I - Proper	1,675,000	719,000	2,394,000
Cordillera Administrative Region (CAR)	33,176,000	718,000	33,894,000

Regional Office CAR - Proper	33,176,000	718,000	33,894,000
Region II - Cagayan Valley	24,456,000	717,000	25,173,000

Regional Office II - Proper	24,456,000	717,000	25,173,000
Region III - Central Luzon	195,000	717,000	912,000

Regional Office III - Proper	195,000	717,000	912,000
Region IVA - CALABARZON	26,062,000	719,000	26,781,000

Regional Office IVA - Proper	26,062,000	719,000	26,781,000
Region IVB - MIMAROPA	27,517,000	717,000	28,234,000

Regional Office IVB - Proper	27,517,000	717,000	28,234,000
Region V - Bicol	38,343,000	719,000	39,062,000

Regional Office V - Proper	38,343,000	719,000	39,062,000
Region VI - Western Visayas	24,859,000	719,000	25,578,000

Regional Office VI - Proper	24,859,000	719,000	25,578,000
Region VII - Central Visayas	20,476,000	717,000	21,193,000

Regional Office VII - Proper	20,476,000	717,000	21,193,000
Region VIII - Eastern Visayas	17,339,000	719,000	18,058,000

Regional Office VIII - Proper	17,339,000	719,000	18,058,000

1184	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region IX - Zamboanga Peninsula	195,000	719,000	914,000

Regional Office IX - Proper	195,000	719,000	914,000
Region X - northern Mindanao	27,301,000	719,000	28,020,000

Regional Office X - Proper	27,301,000	719,000	28,020,000
Region XI - Davao	18,839,000	717,000	19,556,000

Regional Office XI - Proper	18,839,000	717,000	19,556,000
Region XII - SOCCSKSARGEN	23,185,000	719,000	23,904,000

Regional Office XII - Proper	23,185,000	719,000	23,904,000
Region XIII - CARAGA	17,869,000	719,000	18,588,000

Regional Office XIII - Proper	17,869,000	719,000	18,588,000
Testing Materials Needed in Road, Bridge and Building Construction and Other Public Works Projects	120,799,000	3,943,000	124,742,000

National Capital Region (NCR)	9,929,000	243,000	10,172,000

NCR Regional Office - Proper	9,929,000	243,000	10,172,000
Region I - Ilocos	86,000	247,000	333,000

Regional Office I - Proper	86,000	247,000	333,000
Cordillera Administrative Region (CAR)	4,102,000	247,000	4,349,000

Regional Office CAR - Proper	4,102,000	247,000	4,349,000
Region II - Cagayan Valley	21,085,000	247,000	21,332,000

Regional Office II - Proper	21,085,000	247,000	21,332,000
Region III - Central Luzon	86,000	247,000	333,000

Regional Office III - Proper	86,000	247,000	333,000
Region IVA - CALABARZON	8,710,000	247,000	8,957,000

Regional Office IVA - Proper	8,710,000	247,000	8,957,000
Region IVB - MIMAROPA	9,598,000	247,000	9,845,000

Regional Office IVB - Proper	9,598,000	247,000	9,845,000
Region V - Bicol	11,146,000	247,000	11,393,000

Regional Office V - Proper	11,146,000	247,000	11,393,000
Region VI - Western Visayas	5,732,000	247,000	5,979,000

Regional Office VI - Proper	5,732,000	247,000	5,979,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1185
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region VII - Central Visayas	11,473,000	245,000		11,718,000

Regional Office VII - Proper	11,473,000	245,000		11,718,000
Region VIII - Eastern Visayas	4,834,000	247,000		5,081,000

Regional Office VIII - Proper	4,834,000	247,000		5,081,000
Region IX - Zamboanga Peninsula	86,000	247,000		333,000

Regional Office IX - Proper	86,000	247,000		333,000
Region X - Northern Mindanao	8,767,000	246,000		9,013,000

Regional Office X - Proper	8,767,000	246,000		9,013,000
Region XI - Davao	6,143,000	246,000		6,389,000

Regional Office XI - Proper	6,143,000	246,000		6,389,000
Region XII - SOCCSKSARGEN	7,982,000	246,000		8,228,000

Regional Office XII - Proper	7,982,000	246,000		8,228,000
Region XIII - CARAGA	11,040,000	247,000		11,287,000

Regional Office XIII - Proper	11,040,000	247,000		11,287,000
Feasibility Study/Pre-Feasibility Study/Preliminary and Detailed Engineering			7,282,466,000	7,282,466,000

National Capital Region (NCR)			7,282,466,000	7,282,466,000

Central Office			7,282,466,000	7,282,466,000
Payments of Right-of-Way (RON)			20,555,819,000	20,555,819,000

National Capital Region (NCR)			20,555,819,000	20,555,819,000

Central Office			20,555,819,000	20,555,819,000
Payments of Contractual Obligations, VAT and Other Taxes			50,000,000	50,000,000

National Capital Region			50,000,000	50,000,000

Central Office			50,000,000	50,000,000

Sub-total, Support to Operations	947,791,000	15,690,000,000	27,888,285,000	44,526,076,000

Operations			583,881,997,000	583,881,997,000

Ensure Safe and Reliable National Road System			286,223,564,000	286,223,564,000

ASSET PRESERVATION PROGRAM			64,982,093,000	64,982,093,000

Preventive Maintenance - Primary Roads			7,270,277,000	7,270,277,000

Preventive Maintenance of Primary Roads			6,113,277,000	6,113,277,000

1186	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

National Capital Region (NCR)	4,490,791,000	4,490,791,000

Central Office	4,377,853,000	4,377,853,000
Las Piñas-Muntinlupa District Engineering Office	59,271,000	59,271,000
Metro Manila 2nd District Engineering Office	5,526,000	5,526,000
Quezon City 2nd District Engineering Office	27,065,000	27,065,000
South Manila District Engineering Office	21,076,000	21,076,000
Region I - Ilocos	67,904,000	67,904,000

Pangasinan 2nd District Engineering Office	8,005,000	8,005,000
Pangasinan 4th District Engineering Office	59,899,000	59,899,000
Cordillera Administrative Region (CAR)	18,456,000	18,456,000

Baguio City District Engineering Office	8,896,000	8,896,000
Lower Kalinga District Engineering Office	9,560,000	9,560,000
Region II - Cagayan Valley	161,599,000	161,599,000

Cagayan 1st District Engineering Office	20,043,000	20,043,000
Cagayan 3rd District Engineering Office	49,023,000	49,023,000
Isabela 1st District Engineering Office	26,457,000	26,457,000
Isabela 2nd District Engineering Office	50,000,000	50,000,000
Isabela 3rd District Engineering Office	16,076,000	16,076,000
Region III - Central Office	72,044,000	72,044,000

Nueva Ecija lst District Engineering Office	22,344,000	22,344,000
Tarlac 2nd District Engineering Office	49,700,000	49,700,000
Region IVA - CALABARZON	407,077,000	407,077,000

Regional Office IVA - Proper	29,500,000	29,500,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1187
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Batangas 2nd District Engineering Office	4,182,000	4,182,000
Batangas 3rd District Engineering Office	26,500,000	26,500,000
Cavite 1st District Engineering Office	76,224,000	76,224,000
Laguna 1st District Engineering Office	26,291,000	26,291,000
Laguna 2nd District Engineering Office	75,780,000	75,780,000
Laguna 3rd District Engineering Office	70,000,000	70,000,000
Quezon 4th District Engineering Office	50,000,000	50,000,000
Rizal 1st District Engineering Office	48,600,000	48,600,000
Region V - Bicol	81,675,000	81,675,000

Albay 3rd District Engineering Office	30,964,000	30,964,000
Camarines Norte District Engineering Office	40,000,000	40,000,000
Camarines Sur 5th District Engineering Office	10,711,000	10,711,000
Region VI - Western Visayas	113,981,000	113,981,000

Bacolod City District Engineering Office	76,315,000	76,315,000
Iloilo 2nd District Engineering Office	6,852,000	6,852,000
Negros Occidental 1st District Engineering Office	20,156,000	20,156,000
Negros Occidental 2nd District Engineering Office	10,658,000	10,658,000
Region VII - Central Visayas	111,860,000	111,860,000

Cebu 2nd District Engineering Office	35,416,000	35,416,000
Cebu 6th District Engineering Office	4,190,000	4,190,000
Cebu City District Engineering Office	10,570,000	10,570,000

1188	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Negros Oriental 2nd District Engineering Office	61,684,000	61,684,000
Region VIII - Eastern Visayas	107,000,000	107,000,000

Leyte 2nd District Engineering Office	50,000,000	50,000,000
Northern Samar 1st District Engineering Office	30,000,000	30,000,000
Samar 1st District Engineering Office	27,000,000	27,000,000
Region IX - Zamboanga Peninsula	43,369,000	43,369,000

Zamboanga del Sur 1st District Engineering Office	7,498,000	7,498,000
Zamboanga Sibugay 2nd District Engineering Office	35,871,000	35,871,000
Region X - Northern Mindanao	113,133,000	113,133,000

Lanao del Norte 1st District Engineering Office	37,447,000	37,447,000
Lanao del Norte 2nd District Engineering Office	40,277,000	40,277,000
Misamis Occidental 2nd District Engineering Office	20,718,000	20,718,000
Misamis Occidental District Engineering Office	4,929,000	4,929,000
Misamis Oriental 1st District Engineering Office	9,762,000	9,762,000
Region XI - Davao	55,567,000	55,567,000

Davao City District Engineering Office	23,680,000	23,680,000
Davao del Norte District Engineering Office	17,794,000	17,794,000
Davao Oriental 2nd District Engineering Office	14,093,000	14,093,000
Region XII - SOCCSKSARGEN	268,821,000	268,821,000

North Cotabato 1st District Engineering Office	165,758,000	165,758,000
North Cotabato 2nd District Engineering Office	43,074,000	43,074,000
South Cotabato 2nd District Engineering Office	50,000,000	50,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1189
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Sultan Kudarat 1st District Engineering Office	9,989,000	9,989,000
Project(s)
Foreign - Assisted Project(s)	1,157,000,000	1,157,000,000

Road Upgrading and Preservation Project (RUPP), JICA, PH-247	1,000,000,000	1,000,000,000
National Capital Region (NCR)	1,000,000,000	1,000,000,000

Central Office	1,000,000,000	1,000,000,000
Road Improvement and Institutional Development Project (RIIDP), ADD loan No. 2836 - PHI	157,000,000	157,000,000

National Capital Region (NCR)	157,000,000	157,000,000

Central Office	157,000,000	157,000,000
Preventive Maintenance - Secondary Roads	7,557,862,000	7,557,862,000

Preventive Maintenance of Secondary Roads	7,557,862,000	7,557,862,000

National Capital Region (NCR)	4,518,396,000	4,518,396,000

Central Office	4,243,600,000	4,243,600,000
Las Piñas-Muntinlupa District Engineering Office	58,066,000	58,066,000
Metro Manila 1st District Engineering Office	15,962,000	15,962,000
Metro Manila 2nd District Engineering Office	17,669,000	17,669,000
Metro Manila 3rd District Engineering Office	4,364,000	4,364,000
North Manila District Engineering Office	72,995,009	72,995,000
Quezon City 1st District Engineering Office	105,740,000	105,740,000
Region I - Ilocos	102,314,000	102,314,000

Ilocos Norte 1st District Engineering Office	10,872,000	10,872,000
Pangasinan 1st District Engineering Office	48,599,000	48,599,000
Pangasinan 2nd District Engineering Office	36,289,000	36,289,000
Pangasinan 3rd District Engineering Office	6,554,000	6,554,000

1190	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Cordillera Administrative Region (CAR)	137,846,000	137,846,000

Abra District Engineering Office	13,066,000	13,066,000
Benguet 1st District Engineering Office	2,000,000	2,000,000
Lower Kalinga District Engineering Office	35,326,000	35,326,000
Upper Kalinga District Engineering Office	87,454,000	87,454,000
Region II - Cagayan Valley	179,354,000	179,354,000

Cagayan 1st District Engineering Office	65,000,000	65,000,000
Cagayan 3rd District Engineering Office	19,498,000	19,498,000
Quirino District Engineering Office	94,856,000	94,856,000
Region III - Central Luzon	222,127,000	222,127,000

Aurora District Engineering Office	40,309,000	40,309,000
Bataan 1st District Engineering Office	17,287,000	17,287,000
Bulacan 1st District Engineering Office	3,648,000	3,648,000
Nueva Ecija 1st District Engineering Office	119,479,000	119,479,000
Pampanga 3rd District Engineering Office	20,510,000	20,510,000
Tarlac 2nd District Engineering Office	12,100,000	12,100,000
Zambales 1st District Engineering Office	8,794,000	8,794,000
Region IVA - CALABARZON	747,666,000	747,666,000

Regional Office IVA - Proper	23,068,000	23,068,000
Batangas 1st District Engineering Office	77,399,000	77,399,000
Batangas 2nd District Engineering Office	220,849,000	220,849,000
Batangas 4th District Engineering Office	31,600,000	31,600,000
Cavite 2nd District Engineering Office	88,500,000	88,500,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1191
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Cavite District Engineering Office	76,152,000	76,152,000
Laguna 1st District Engineering Office	50,000,000	50,000,000
Laguna 2nd District Engineering Office	40,197,000	40,197,000
Quezon 3rd District Engineering Office	84,244,000	84,244,000
Rizal 1st District Engineering Office	41,336,000	41,336,000
Rizal 2nd District Engineering Office	14,321,000	14,321,000
Region IVB - MIMAROPA	69,479,000	69,479,000

Mindoro Occidental District Engineering Office	17,000,000	17,000,000
Mindoro Oriental District Engineering Office	16,403,000	16,403,000
Palawan 3rd District Engineering Office	21,373,000	21,373,000
Romblon District Engineering Office	1,247,000	1,247,000
Southern Mindoro District Engineering Office	13,456,000	13,456,000
Region V - Bicol	352,816,000	352,816,000

Albay 2nd District Engineering Office	84,341,000	84,341,000
Albay 3rd District Engineering Office	40,719,000	40,719,000
Camarines Sur 3rd District Engineering Office	41,646,000	41,646,000
Camarines Sur 4th District Engineering Office	57,416,000	57,416,000
Catanduanes District Engineering Office	48,287,000	48,287,000
Masbate 1st District Engineering Office	15,581,000	15,581,000
Masbate 2nd District Engineering Office	16,800,000	16,800,000

1192	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Sorsogon 2nd District Engineering Office	48,026,000	48,026,000
Region VI - Western Visayas	234,731,000	234,731,000

Aklan District Engineering Office	47,404,000	47,404,000
Antique District Engineering Office	3,345,000	3,345,000
Bacolod City District Engineering Office	113,779,000	113,779,000
Guimaras District Engineering Office	31,765,000	31,765,000
Iloilo City District Engineering Office	4,110,000	4,110,000
Negros Occidental 1st District Engineering Office	34,328,000	34,328,000
Region VII - Central Visayas	402,776,000	402,776,000

Bohol 1st District Engineering Office	12,736,000	12,736,000
Bohol 2nd District Engineering Office	77,845,000	77,845,000
Bohol 3rd District Engineering Office	54,020,000	54,020,000
Cebu 1st District Engineering Office	14,159,000	14,159,000
Cebu 3rd District Engineering Office	60,272,000	60,272,000
Cebu 4th District Engineering Office	77,988,000	77,988,000
Cebu 6th District Engineering Office	6,496,000	6,496,000
Cebu City District Engineering Office	5,380,000	5,380,000
Negros Oriental 1st District Engineering Office	50,000,000	50,000,000
Siquijor District Engineering Office	43,880,000	43,880,000
Region VIII - Eastern Visayas	172,022,000	172,022,000

Biliran District Engineering Office	22,527,000	22,527,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1193
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Leyte 4th District Engineering Office	20,000,000	20,000,000
Leyte 5th District Engineering Office	30,000,000	30,000,000
Northern Samar 1st District Engineering Office	50,000,000	50,000,000
Northern Samar 2nd District Engineering Office	38,703,000	38,703,000
Tacloban City District Engineering Office	10,792,000	10,792,000
Region IX - Zamboanga Peninsula	80,739,000	80,739,000

Isabela City District Engineering Office	49,948,000	49,948,000
Zamboanga del Norte 1st District Engineering Office	4,500,000	4,500,000
Zamboanga del Norte 2nd District Engineering Office	15,014,000	15,014,000
Zamboanga del Norte 3rd District Engineering Office	11,277,000	11,277,000
Region X - Northern Mindanao	81,169,000	81,169,000

Regional Office X - Proper	11,560,000	11,560,000
Bukidnon 1st District Engineering Office	15,386,000	15,386,000
Bukidnon 2nd District Engineering Office	32,223,000	32,223,000
Misamis Occidental 1st District Engineering Office	22,000,000	22,000,000
Region XI - Davao	136,433,000	136,433,000

Compostela Valley District Engineering Office	50,000,000	50,000,000
Davao del Norte District Engineering Office	48,960,000	48,960,000
Davao del Sur District Engineering Office	19,901,000	19,901,000
Davao Oriental 1st District Engineering Office	17,572,000	17,572,000
Region XII - SOCCKSARGEN	83,953,000	83,953,000

North Cotabato 2nd District Engineering Office	41,497,000	41,497,000

1194	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Sultan Kudarat 2nd District Engineering Office	42,456,000	42,456,000
Region XIII - CARAGA	36,041,000	36,041,000

Butuan City District Engineering Office	11,586,000	11,586,000
Surigao del Norte 1st District Engineering Office	24,455,000	24,455,000
Preventive Maintenance - Tertiary Roads	5,767,558,000	5,767,558,000

Preventive Maintenance of Tertiary Roads	5,767,558,000	5,767,558,000

National Capital Region (NCR)	3,226,984,000	3,226,984,000

Central Office	2,873,076,000	2,873,076,000
Las Piñas - Muntinlupa District Engineering Office	113,265,000	113,265,000
Malabon - Navotas District Engineering Office	15,212,000	15,212,000
Metro Manila 1st District Engineering Office	9,083,000	9,083,000
Metro Manila 2nd District Engineering Office	10,368,000	10,368,000
Metro Manila 3rd District Engineering Office	1,340,000	1,340,000
North Manila District Engineering Office	82,867,000	82,867,000
Quezon City 1st District Engineering Office	90,090,000	90,090,000
Quezon City 2nd District Engineering Office	10,347,000	10,347,000
South Manila District Engineering Office	21,336,000	21,336,000
Region I - Ilocos	55,058,000	55,058,000

Ilocos Sur 2nd District Engineering Office	18,492,000	18,492,000
La Union 1st District Engineering Office	23,762,000	23,762,000
La Union 2nd District Engineering Office	11,056,000	11,056,000
Pangasinan 2nd District Engineering Office	1,748,000	1,748,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1195
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Cordillera Administrative Region (CAR)	87,541,000	87,541,000

Abra District Engineering Office	28,730,000	28,730,000
Baguio City District Engineering Office	8,150,000	8,150,000
Lower Kalinga District Engineering Office	50,661,000	50,661,000
Region II - Cagayan Valley	130,593,000	130,593,000

Batanes District Engineering Office	29,747,000	29,747,000
Cagayan 1st District Engineering Office	11,207,000	11,207,000
Cagayan 3rd District Engineering Office	7,648,000	7,648,000
Isabela 1st District Engineering Office	32,897,000	32,897,000
Isabela 2nd District Engineering Office	41,229,000	41,229,000
Isabela 4th District Engineering Office	7,865,000	7,865,000
Region III - Central Luzon	478,719,000	478,719,000

Aurora District Engineering Office	43,993,000	43,993,000
Bataan 1st District Engineering Office	12,848,000	12,848,000
Bulacan 1st District Engineering Office	14,858,000	14,858,000
Bulacan 2nd District Engineering Office	134,427,000	134,427,000
Nueva Ecija 1st District Engineering Office	114,724,000	114,724,000
Nueva Ecija 2nd District Engineering Office	75,111,000	75,111,000
Pampanga 1st District Engineering Office	24,816,000	24,816,000
Pampanga 2nd District Engineering Office	9,000,000	9,000,000
Tarlac 2nd District Engineering Office	5,000,000	5,000,000
Tarlac District Engineering Office	5,892,000	5,892,000

1196	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Zambales 1st District Engineering Office	38,050,000	38,050,000
Region IVA - CALABARZON	751,170,000	751,170,000

Regional Office IVA - Proper	33,770,000	33,770,000
Batangas 1st District Engineering Office	45,932,000	45,932,000
Batangas 2nd District Engineering Office	12,417,000	12,417,000
Batangas 4th District Engineering Office	23,000,000	23,000,000
Cavite 2nd District Engineering Office	128,992,000	128,992,000
Cavite District Engineering Office	95,249,000	95,249,000
Laguna 1st District Engineering Office	76,279,000	76,279,000
Laguna 2nd District Engineering Office	41,276,000	41,276,000
Laguna 3rd District Engineering Office	100,000,000	100,000,000
Rizal 1st District Engineering Office	168,950,000	168,950,000
Rizal 2nd District Engineering Office	25,305,000	25,305,000
Region IVB - MIMAROPA	64,184,000	64,184,000

Mindoro Oriental District Engineering Office	25,224,000	25,224,000
Palawan 3rd District Engineering Office	23,599,000	23,599,000
Romblon District Engineering Office	11,203,000	11,203,000
Southern Mindoro District Engineering Office	4,158,000	4,158,000
Region V - Bicol	208,400,000	208,400,000

Albay 3rd District Engineering Office	14,525,000	14,525,000
Camarines Norte District Engineering Office	10,774,000	10,774,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1197
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Camarines Sur 2nd District Engineering Office	24,534,000	24,534,000
Camarines Sur 4th District Engineering Office	4,230,000	4,230,000
Catanduanes District Engineering Office	25,017,000	25,017,000
Sorsogon 2nd District Engineering Office	96,549,000	96,549,000
Sorsogon District Engineering Office	32,771,000	32,771,000
Region VI - Western Visayas	170,773,000	170,773,000

Bacolod City District Engineering Office	8,160,000	8,160,000
Iloilo 2nd District Engineering Office	50,000,000	50,000,000
Iloilo 3rd District Engineering Office	11,190,000	11,190,000
Iloilo 4th District Engineering Office	11,730,000	11,730,000
Iloilo City District Engineering Office	27,714,000	27,714,000
Negros Occidental 1st District Engineering Office	5,424,000	5,424,000
Negros Occidental 2nd District Engineering Office	4,936,000	4,936,000
Negros Occidental 3rd District Engineering Office	51,619,000	51,619,000
Region VII - Central Visayas	120,841,000	120,841,000

Bohol 2nd District Engineering Office	25,857,000	25,857,000
Bohol 3rd District Engineering Office	17,590,000	17,590,000
Cebu 1st District Engineering Office	21,179,000	21,179,000
Cebu 4th District Engineering Office	48,369,000	48,369,000
Cebu 5th District Engineering Office	7,846,000	7,846,000
Region VIII - Eastern Visayas	255,035,000	255,035,000

1198	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Leyte 1st District Engineering Office	27,140,000	27,140,000
Leyte 2nd District Engineering Office	100,000,000	100,000,000
Leyte 3rd District Engineering Office	93,528,000	93,528,000
Leyte 5th District Engineering Office	10,880,000	10,880,000
Tacloban City District Engineering Office	23,487,000	23,487,000
Region IX - Zamboanga Peninsula	32,500,000	32,500,000

Zomboanga City District Engineering Office	4,500,000	4,500,000
Zamboanga Sibugay 1st District Engineering Office	28,000,000	28,000,000
Region X - Northern Mindanao	127,950,000	127,950,000

Bukidnon 1st District Engineering Office	50,462,000	50,462,000
Bukidnon 2nd District Engineering Office	38,706,000	38,706,000
Lanao del Norte 1st District Engineering Office	7,498,000	7,498,000
Misamis Oriental 2nd District Engineering Office	31,284,000	31,284,000
Region XI - Davao	36,215,000	36,215,000

Davao Occidental District Engineering Office	36,215,000	36,215,000
Region XIII - CARAGA	21,595,000	21,595,000

Surigao del Norte 1st District Engineering Office	21,595,000	21,595,000
Rehabilitation/ Reconstruction/ Upgrading of Damaged Paved Roads - Primary Roads	5,853,623,000	5,853,623,000

Rehabilitation/ Reconstruction/ Upgrading of Damaged Paved Roads, Primary Roads	5,853,623,000	5,853,623,000

National Capital Region (NCR)	4,762,496,000	4,762,496,000

Central Office	4,724,777,000	4,724,777,000
Metro Manila 2nd District Engineering Office	15,559,000	15,559,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1199
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Metro Manila 3rd District Engineering Office	22,160,000	22,160,000
Region I - Ilocos	51,750,000	51,750,000

Ilocos Norte 1st District Engineering Office	6,000,000	6,000,000
La Union 2nd District Engineering Office	26,000,000	26,000,000
Pangasinan 3rd District Engineering Office	19,750,000	19,750,000
Region II - Cagayan Valley	192,685,000	192,685,000

Cagayan 2nd District Engineering Office	45,239,000	45,239,000
Isabela 1st District Engineering Office	5,733,000	5,733,000
Isabela 3rd District Engineering Office	59,317,000	59,317,000
Nueva Vizcaya 2nd District Engineering Office	49,424,000	49,424,000
Nueva Vizcaya District Engineering Office	32,972,000	32,972,000
Region III - Central Luzon	101,755,000	101,755,000

Pampanga 1st District Engineering Office	5,426,000	5,426,000
Pampanga 2nd District Engineering Office	44,120,000	44,120,000
Tarlac District Engineering Office	40,709,000	40,709,000
Zambales 2nd District Engineering Office	11,500,000	11,500,000
Region IVA - CALABARZON	50,000,000	50,000,000

Quezon 4th District Engineering Office	50,000,000	50,000,000
Region V - Bicol	14,000,000	14,000,000

Camarines Norte District Engineering Office	14,000,000	14,000,000
Region VI - Western Visayas	112,354,000	112,354,000

Capiz 2nd District Engineering Office	23,546,000	23,546,000

1200	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Iloilo 2nd District Engineering Office	40,037,000	40,037,000
Iloilo City District Engineering Office	11,300,000	11,300,000
Negros Occidental 1st District Engineering Office	37,471,000	37,471,000
Region VII - Central Visayas	72,511,000	72,511,000

Cebu 2nd District Engineering Office	33,344,000	33,344,000
Negros Oriental 2nd District Engineering Office	39,167,000	39,167,000
Region VIII - Eastern Visayas	114,062,000	114,062,000

Leyte 2nd District Engineering Office	50,000,000	50,000,000
Northern Samar 1st District Engineering Office	30,000,000	30,000,000
Southern Leyte District Engineering Office	34,062,000	34,062,000
Region IX - Zamboanga Peninsula	62,959,000	62,959,000

Zamboanga del Horte 3rd District Engineering Office	50,000,000	50,000,000
Zamboanga Sibugay 1st District Engineering Office	12,959,000	12,959,000
Region X - Northern Mindanao	147,538,000	147,538,000

Bukidnon 2nd District Engineering Office	85,446,000	85,446,000
Misamis Occidental 1st District Engineering Office	20,371,000	20,371,000
Misamis Occidental 2nd District Engineering Office	41,721,000	41,721,000
Region XI - Davao	68,003,000	68,003,000

Compostela Valley District Engineering Office	20,150,000	20,150,000
Davao del Sur District Engineering Office	47,853,000	47,853,000
Region XII - SOCCSKSARGEN	15,081,000	15,081,000

North Cotabato 1st District Engineering Office	15,081,000	15,081,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1201
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region XIII - CARAGA	88,429,000	88,429,000

Agusan del Norte District Engineering Office	32,835,000	32,835,000
Agusan del Sur 2nd District Engineering Office	36,063,000	36,063,000
Surigao del Sur 2nd District Engineering Office	19,531,000	19,531,000
Rehabilitation/ Reconstruction/ Upgrading of Damaged Paved Roads - Secondary Roads	8,034,710,000	8,034,710,000

Rehabilitation/ Reconstruction/ Upgrading of Damaged Paved Roads, Secondary Roads	8,034,710,000	8,034,710,000

National Capital Region (NCR)	5,426,780,000	5,426,780,000

Central Office	5,227,638,000	5,227,638,000
Malabon-Navotas District Engineering Office	16,893,000	16,893,000
North Manila District Engineering Office	122,656,000	122,656,000
South Manila District Engineering Office	59,593,000	59,593,000
Region I - Ilocos	95,782,000	95,782,000

Ilocos Sur 2nd District Engineering Office	24,412,000	24,412,000
La Union 2nd District Engineering Office	15,020,000	15,020,000
Pangasinan 1st District Engineering Office	49,097,000	49,097,000
Pangasinan 4th District Engineering Office	7,253,000	7,253,000
Cordillera Administative Region (CAR)	116,639,000	116,639,000

Apayao 1st District Engineering Office	35,430,000	35,430,000
Benguet 1st District Engineering Office	29,407,000	29,407,000
Lower Kalinga District Engineering Office	13,000,000	13,000,000
Mt. Province 1st District Engineering Office	36,356,000	36,356,000
Upper Kalinga District Engineering Office	2,446,000	2,446,000
Region II - Cagayan Valley	60,883,000	60,883,000

1202	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Cagayan 1st District Engineering Office	30,883,000	30,883,000
Quirino District Engineering Office	30,000,000	30,000,000
Region III - Central Luzon	303,597,000	303,597,000

Bataan 2nd District Engineering Office	118,450,000	118,450,000
Nueva Ecija 1st District Engineering Office	16,533,000	16,533,000
Tarlac District Engineering Office	45,014,000	45,014,000
Zambales 1st District Engineering Office	50,000,000	50,000,000
Zambales 2nd District Engineering Office	73,600,000	73,600,000
Region IVA - CALABARZON	289,635,000	289,635,000

Batangas 1st District Engineering Office	116,804,000	116,804,000
Batangas 2nd District Engineering Office	3,379,000	3,379,000
Batangas 4th District Engineering Office	80,000,000	80,000,000
Cavite 2nd District Engineering Office	39,452,000	39,452,000
Quezon 1st District Engineering Office	50,000,000	50,000,000
Region IVB - MIMAROPA	281,207,000	281,207,000

Mindoro Occidental District Engineering Office	48,600,000	48,600,000
Mindoro Oriental District Engineering Office	104,145,000	104,145,000
Palawan 1st District Engineering Office	10,000,000	10,000,000
Palawan 3rd District Engineering Office	43,665,000	43,665,000
Romblon District Engineering Office	12,151,000	12,151,000
Southern Mindoro District Engineering Office	62,646,000	62,646,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1203
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region V - Bicol	407,281,000	407,281,000

Camarines Sur 3rd District Engineering Office	73,796,000	73,796,000
Camarines Sur 4th District Engineering Office	20,000,000	20,000,000
Mastate 1st District Engineering Office	150,000,000	150,000,000
Masbate 2nd District Engineering Office	50,000,000	50,000,000
Masbate 3rd District Engineering Office	88,585,000	88,585,000
Sorsogon District Engineering Office	24,900,000	24,900,000
Region VI - Western Visayas	287,577,000	287,577,000

Aklan District Engineering Office	20,000,000	20,000,000
Antique District Engineering Office	44,141,000	44,141,000
Guimaras District Engineering Office	33,104,000	33,104,000
Iloilo 1st District Engineering Office	34,056,000	34,056,000
Iloilo 2nd District Engineering Office	47,685,000	47,685,000
Iloilo 3rd District Engineering Office	6,840,000	6,840,000
Iloilo 4th District Engineering Office	25,672,000	25,672,000
Iloilo City District Engineering Office	51,848,000	51,848,000
Negros Occidental 1st District Engineering Office	24,231,000	24,231,000
Region VII - Central Visayas	465,676,000	465,676,000

Bohol 1st District Engineering Office	83,004,000	83,004,000
Bohol 2nd District Engineering Office	86,575,000	86,575,000
Bohol 3rd District Engineering Office	48,528,000	48,528,000

1204	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Cebu 1st District Engineering Office	32,996,000	32,996,000
Cebu 3rd District Engineering Office	26,907,000	26,907,000
Cebu 4th District Engineering Office	34,068,000	34,068,000
Cebu 5th District Engineering Office	44,813,000	44,813,000
Negros Oriental 3rd District Engineering Office	60,467,000	60,467,000
Siquijor District Engineering Office	48,318,000	48,318,000
Region VIII - Eastern Visayas	62,213,000	62,213,000

Leyte 5th District Engineering Office	12,213,000	12,213,000
Northern Samar 2nd District Engineering Office	50,000,000	50,000,000
Region IX - Zamboanga Peninsula	21,485,000	21,485,900

Zamboanga City District Engineering Office	7,649,000	7,649,000
Zamboanga del Norte 3rd District Engineering Office	13,836,000	13,836,000
Region X - Northern Mindanao	18,995,000	18,995,000

Misamis Occidental 1st District Engineering Office	18,995,000	18,995,000
Region XI - Davao	33,919,000	33,919,000

Davao Oriental 1st District Engineering Office	33,919,000	33,919,000
Region XII - SOCCSKSARGEN	85,787,000	85,787,000

North Cotabato 1st District Engineering Office	17,674,000	17,674,000
North Catabato 2nd District Engineering Office	31,440,000	31,440,000
Sarangani District Engineering Office	21,554,000	21,554,000
Sultan Kudarat 2nd District Engineering Office	15,119,000	15,119,000
Region XIII - CARAGA	77,254,000	77,254,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1205
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Agusan del Sur 2nd District Engineering Office	19,889,000	19,889,000
Surigao del Norte 2nd District Engineering Office	22,205,000	22,205,000
Surigao del Sur 2nd District Engineering Office	35,160,000	35,160,000
Rehabilitation/ Reconstruction/ Upgrading of Damaged Paved Roads - Tertiary Roads	6,643,070,000	6,643,070,000

Rehabilitation/ Reconstruction/ Upgrading of Damaged Paved Roads, Tertiary Roads	6,643,070,000	6,643,070,000

National Capital Region (NCR)	3,895,022,000	3,895,022,000

Central Office	3,374,080,000	3,374,080,000
Malabon - Navotas District Engineering Office	8,892,000	8,892,000
Metro Manila 1st District Engineering Office	5,890,009	5,890,000
Metro Manila 2nd District Engineering Office	74,664,000	74,664,000
Metro Manila 3rd District Engineering Office	134,032,000	134,032,000
North Manila District Engineering Office	93,238,000	93,238,000
Quezon City 1st District Engineering Office	58,368,000	58,368,000
Quezon City 2nd District Engineering Office	9,990,000	9,990,000
South Manila District Engineering Office	135,868,000	135,868,000
Region I - Ilocos	243,332,000	243,332,000

Ilocos Norte 1st District Engineering Office	9,645,000	9,645,000
Ilocos Sur 2nd District Engineering Office	150,683,009	150,683,000
La Union 1st District Engineering Office	20,660,000	20,660,000
La Union 2nd District Engineering Office	14,322,000	14,322,000
Pangasinan 3rd District Engineering Office	48,022,000	48,022,000

1206	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Cordillera Administrative Region (CAR)	192,754,000	192,754,000

Apayao 2nd District Engineering Office	2,708,000	2,708,000
Baguio City District Engineering Office	4,680,000	4,680,000
Benguet 1st District Engineering Office	23,096,000	23,096,000
Benguet 2nd District Engineering Office	25,169,000	25,169,000
Lower Kalinga District Engineering Office	72,790,000	72,790,000
Mt. Province 1st District Engineering Office	4,716,000	4,716,000
Mt. Province 2nd District Engineering Office	59,595,000	59,595,000
Region II - Cagayan Valley	268,833,000	268,833,000

Batanes District Engineering Office	43,541,000	43,541,000
Cagayan 1st District Engineering Office	36,498,000	36,498,000
Isabela 1st District Engineering Office	17,186,000	17,186,000
Isabela 2nd District Engineering Office	121,608,000	121,608,000
Quirino District Engineering Office	50,000,000	50,000,000
Region III - Central Luzon	332,966,000	332,966,000

Bataan 1st District Engineering Office	23,530,000	23,530,000
Bataan 2nd District Engineering Office	64,213,000	64,213,000
Bulacan 1st District Engineering Office	53,474,000	53,474,000
Bulacan 2nd District Engineering Office	59,554,000	59,554,000
Nueva Ecija 1st District Engineering Office	31,479,000	31,479,000
Nueva Ecija 2nd District Engineering Office	23,825,000	23,825,000
Pampanga 3rd District Engineering Office	34,878,000	34,878,000
Tarlac District Engineering Office	19,523,000	19,523,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1207
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Zambales 1st District Engineering Office	18,485,000	18,485,000
Zambales 2nd District Engineering Office	4,005,000	4,005,000
Region IVA - CALABARZON	66,186,000	66,186,000

Batangas 4th District Engineering Office	30,761,000	30,761,000
Cavite 2nd District Engineering Office	3,932,000	3,932,000
Quezon 3rd District Engineering Office	15,200,000	15,200,000
Rizal 1st District Engineering Office	16,293,000	16,293,000
Region IVB - MIMAROPA	115,892,000	115,892,000

Marinduque District Engineering Office	11,070,000	11,070,000
Mindoro Occidental District Engineering Office	27,300,000	27,300,000
Palawan 3rd District Engineering Office	7,602,000	7,602,000
Romblon District Engineering Office	67,880,000	67,880,000
Southern Mindoro District Engineering Office	2,040,000	2,040,000
Region V - Bicol	193,457,000	193,457,000

Camarines Sur 1st District Engineering Office	7,743,000	7,743,000
Camarines Sur 3rd District Engineering Office	139,073,000	139,073,000
Catanduanes District Engineering Office	29,412,000	29,412,000
Sorsogon 2nd District Engineering Office	17,229,000	17,229,000
Region VI - Western Visayas	494,739,000	494,739,000

Antique District Engineering Office	26,423,000	26,423,000
Capiz 2nd District Engineering Office	48,167,000	48,167,000

1208	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Iloilo 1st District Engineering Office	63,126,000	63,126,000
Iloilo 2nd District Engineering Office	171,074,000	171,074,000
Iloilo 3rd District Engineering Office	18,660,000	18,660,000
Iloilo 4th District Engineering Office	11,267,000	11,267,000
Iloilo City District Engineering Office	99,078,000	99,078,000
Negros Occidental 1st District Engineering Office	40,301,000	40,301,000
Negros Occidental 3rd District Engineering Office	16,643,000	16,643,000
Region VII - Central Visayas	359,739,000	359,739,000

Bohol 1st District Engineering Office	68,585,000	68,585,000
Cebu 1st District Engineering Office	34,527,000	34,527,000
Cebu 2nd District Engineering Office	7,252,000	7,252,000
Cebu 3rd District Engineering Office	37,355,000	37,355,000
Cebu 4th District Engineering Office	31,467,000	31,467,000
Cebu 5th District Engineering Office	19,205,000	19,205,000
Cebu 6th District Engineering Office	18,026,000	18,026,000
Cebu City District Engineering Office	49,324,000	49,324,000
Negros Oriental 1st District Engineering Office	43,788,000	43,788,000
Negros Oriental 2nd District Engineering Office	40,544,000	40,544,000
Negros Oriental 3rd District Engineering Office	5,714,000	5,714,000
Siquijor District Engineering Office	3,952,000	3,952,000
Region VIII - Eastern Visayas	194,008,000	194,008,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1209
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Biliran District Engineering Office	14,166,000	14,166,000
Leyte 1st District Engineering Office	39,385,000	39,385,000
Leyte 2nd District Engineering Office	37,475,000	37,475,000
Leyte 3rd District Engineering Office	22,306,000	22,306,000
Leyte 4th District Engineering Office	30,676,000	30,676,000
Northern Samar 1st District Engineering Office	50,000,000	50,000,000
Region IX - Zambonga Peninsula	66,102,000	66,102,000

Zamboanga del Norte 3rd District Engineering Office	66,102,000	66,102,000
Region X - Northern Mindanao	75,722,000	75,722,000

Regional Office X - Proper	22,590,000	22,590,000
Bukidnon 2nd District Engineering office	3,469,000	3,469,000
Lanao del Norte 2nd District Engineering Office	47,500,000	47,500,000
Misamis Oriental 2nd District Engineering Office	2,163,000	2,163,000
Region XI - Davao	44,000,000	44,000,000

Compostela Valley District Engineering Office	35,000,000	35,000,000
Davao City District Engineering Office	9,000,000	9,000,000
Region XII - SOCCSKSARGEN	10,160,000	10,160,000

Cotabato City District Engineering Office	10,160,000	10,160,000
Region XIII - CARAGA	90,158,000	90,158,000

Agusan del Norte District Engineering Office	46,595,000	46,595,000
Butuan City District Engineering Office	23,588,000	23,588,000
Surigao del Norte 1st District Engineering Office	19,975,000	19,975,000

1210	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Rehabilitation/ Reconstruction of Roads with Slips, Slope Collapse and Landslide - Primary Roads	3,598,640,000	3,598,640,000

Rehabilitation/ Reconstruction of Roads with Slips, Slope Collapse and Landslide, Primary Roads	3,598,640,000	3,598,640,000

National Capital Region (NCR)	2,343,198,000	2,343,198,000

Central Office	2,343,198,000	2,343,198,000
Region I - Ilocos	19,800,000	19,800,000

La Union 2nd District Engineering Office	19,800,000	19,800,000
Cordillera Administrative Region (CAR)	125,391,000	125,391,000

Baguio City District Engineering Office	43,159,000	43,159,000
Benguet 1st District Engineering Office	50,000,000	50,000,000
Lower Kalinga District Engineering Office	32,232,000	32,232,000
Region II - Cagayan Valley	74,920,000	74,920,000

Cagayan 2nd District Engineering Office	50,000,000	50,000,000
Nueva Vizcaya District Engineering Office	24,920,000	24,920,000
Region III - Central Luzon	109,555,000	109,555,000

Nueva Ecija 1st District Engineering Office	30,000,000	30,000,000
Tarlac 2nd District Engineering Office	79,555,000	79,555,000
Region IV-A - CALABARZON	70,000,000	70,000,000

Laguna 3rd District Engineering Office	20,000,000	20,000,000
Quezon 4th District Engineering Office	50,000,000	50,000,000
Region V - Bicol	100,500,000	100,500,000

Camarines Norte District Engineering Office	33,000,000	33,000,000
Camarines Sur 5th District Engineering Office	67,500,000	67,500,000
Region VI - Western Visayas	50,000,000	50,000,000

Negros Occidental 1st District Engineering Office	50,000,000	50,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1211
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region VII - Central Visayas	16,000,000	16,000,000

Negros Oriental 3rd District Engineering Office	16,000,000	16,000,000
Region VIII - Eastern Visayas	129,851,000	129,851,000

Leyte 2nd District Engineering Office	50,000,000	50,000,000
Leyte 5th District Engineering Office	74,851,000	74,851,000
Southern Leyte District Engineering Office	5,000,000	5,000,000
Region IX - Zamboanga Peninsula	203,400,000	203,400,000

Zamboanga del Norte 1st District Engineering Office	34,000,000	34,000,000
Zamboanga del Norte 2nd District Engineering Office	20,000,000	20,000,000
Zamboanga del Norte 3rd District Engineering Office	5,800,000	5,800,000
Zamboanga del Sur 1st District Engineering Office	28,600,000	28,600,000
Zamboanga del Sur 2nd District Engineering Office	12,400,000	12,400,000
Zamboanga Sibugay 1st District Engineering Office	40,000,000	40,000,000
Region X - Northern Mindanao	206,000,000	206,000,000

Bukidnon 3rd District Engineering Office	50,000,000	50,000,000
Lanao del Norte 1st District Engineering Office	51,150,000	51,150,000
Misamis Occidental 2nd District Engineering Office	9,850,000	9,850,000
Misamis Oriental 1st District Engineering Office	95,000,000	95,000,000
Region XI - Davao	2,000,000	2,000,000

Davao Oriental 2nd District Engineering Office	2,000,000	2,000,000
Region XII - SOCCSKSARGEN	50,000,000	50,000,000

Cotabato 2nd District Engineering Office	50,000,000	50,000,000

1212	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region XIII - CARAGA	98,025,000	98,025,000

Agusan del Norte District Engineering Office	54,000,000	54,000,000
Butuan City District Engineering Office	30,000,000	30,000,000
Surigao del Sur 2nd District Engineering Office	14,025,000	14,025,000
Rehabilitation/ Reconstruction of Roads with Slips, Slope Collapse and Landslide - Secondary Roads	8,678,833,000	8,678,833,000

Rehabilitation/ Reconstruction of Roads with Slips, Slope Collapse and Landslide, Secondary Roads	8,678,833,000	8,678,833,000

National Capital Region (NCR)	5,602,132,000	5,602,132,000

Central Office	5,602,132,000	5,602,132,000
Region I - Ilocos	147,965,000	147,965,000

Ilocos Sur 2nd District Engineering Office	48,200,000	48,200,000
La Union 2nd District Engineering Office	64,765,000	64,765,000
Pangasinan 1st District Engineering Office	35,000,000	35,000,000
Cordillera Administrative Region (CAR)	362,658,000	362,658,000

Abra District Engineering Office	36,050,000	36,050,000
Apayao 1st District Engineering Office	38,300,000	38,300,000
Apayao 2nd District Engineering Office	45,000,000	45,000,000
Benguet 1st District Engineering Office	100,000,000	100,000,000
Lower Kalinga District Engineering Office	46,500,000	46,500,000
Mt. Province 1st District Engineering Office	70,074,000	70,074,000
Upper Kalinga District Engineering Office	26,734,000	26,734,000
Region II - Cagayan Valley	105,700,000	105,700,000

Cagayan 1st District Engineering Office	25,200,000	25,200,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1213
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Isabela 4th District Engineering Office	50,000,000	50,000,000
Quirino District Engineering Office	30,500,000	30,500,000
Region III - Central Luzon	75,062,000	75,062,000

Aurora District Engineering Office	16,062,000	16,062,000
Bataan 2nd District Engineering Office	35,000,000	35,000,000
Zambales 2nd District Engineering Office	24,000,000	24,000,000
Region IVA - CALABARZON	230,419,000	230,419,000

Batangas 1st District Engineering Office	14,300,000	14,300,000
Quezon 1st District Engineering Office	50,000,000	50,000,000
Quezon 3rd District Engineering Office	121,119,000	121,119,000
Rizal 2nd District Engineering Office	45,000,000	45,000,000
Region IVB - MIMAROPA	207,411,000	207,411,000

Marinduque District Engineering Office	42,900,000	42,900,000
Mindoro Occidental District Engineering Office	17,882,000	17,882,000
Mindoro Oriental District Engineering Office	16,929,000	16,929,000
Palawan 3rd District Engineering Office	49,000,000	49,000,000
Romblon District Engineering Office	75,000,000	75,000,000
Southern Mindoro District Engineering Office	5,700,000	5,700,000
Region V - Bicol	280,193,000	280,193,000

Albay 2nd District Engineering Office	30,000,000	30,000,000
Albay 3rd District Engineering Office	50,000,000	50,000,000

1214	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Camarines Norte District Engineering Office	15,000,000	15,000,000
Camarines Sur 4th District Engineering Office	2,020,000	2,020,000
Catanduanes District Engineering Office	76,066,000	76,066,000
Masbate 1st District Engineering Office	37,380,000	37,380,000
Masbate 2nd District Engineering Office	49,910,000	49,910,000
Masbate 3rd District Engineering Office	19,817,000	19,817,000
Region VI - Western Visayas	65,875,000	65,875,000

Iloilo 1st District Engineering Office	26,513,000	26,513,000
Iloilo 2nd District Engineering Office	39,362,000	39,362,000
Region VII - Central Visayas	312,620,000	312,620,000

Bohol 1st District Engineering Office	50,000,000	50,000,000
Bohol 2nd District Engineering Office	14,400,000	14,400,000
Bohol 3rd District Engineering Office	77,876,000	77,876,000
Cebu 1st District Engineering Office	33,800,000	33,800,000
Cebu 3rd District Engineering Office	44,844,000	44,844,000
Cebu 5th District Engineering Office	45,000,000	45,000,000
Cebu City District Engineering Office	46,700,000	46,700,000
Region VIII - Eastern Visayas	662,296,000	662,296,000

Biliran District Engineering Office	190,000,000	190,000,000
Eastern Samar District Engineering Office	109,342,000	109,342,000
Leyte 2nd District Engineering Office	50,000,000	50,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1215
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Leyte 3rd District Engineering Office	68,054,000	68,054,000
Leyte 4th District Engineering Office	5,100,000	5,100,000
Northern Samar 1st District Engineering Office	20,000,000	20,000,000
Northern Samar 2nd District Engineering Office	170,000,000	170,000,000
Southern Leyte District Engineering Office	47,500,000	47,500,000
Tacloban City District Engineering Office	2,300,000	2,300,000
Region IX - Zamboanga Peninsula	90,420,000	90,420,000

Isabela City District Engineering Office	10,000,000	10,000,000
Zamboanga city District Engineering Office	22,000,000	22,000,000
Zamboanga del Norte 1st District Engineering Office	45,000,000	45,000,000
Zamboanga del Sur 1st District Engineering Office	13,420,000	13,420,000
Region X - Northern Mindanao	190,919,000	190,919,000

Bukidnon 2nd District Engineering Office	3,000,000	3,000,000
Cagayan de Oro City 1st District Engineering Office	50,000,000	50,000,000
Misamis Occidental District Engineering Office	11,982,000	11,982,000
Misamis Oriental 1st District Engineering Office	125,937,000	125,937,000
Region XI - Davao	207,663,000	207,663,000

Compostela Valley District Engineering Office	28,000,000	28,000,000
Davao del Norte District Engineering Office	38,000,000	38,000,000
Davao Occidental District Engineering Office	77,867,000	77,867,000
Davao Oriental 1st District Engineering Office	51,896,000	51,896,000

1216	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Davao Oriental 2nd District Engineering Office	11,900,000	11,900,000
Region XII - SOCCSKSARGEN	58,500,000	58,500,000

North Cotabato 2nd District Engineering Office	7,500,000	7,500,000
Sarangani District Engineering Office	46,000,000	46,000,000
Sultan Kudarat 2nd District Engineering Office	5,000,000	5,000,000
Region XIII - CARAGA	79,000,000	79,000,000

Agusan del Sur 1st District Engineering Office	20,000,000	20,000,000
Surigao del Norte 1st District Engineering Office	27,000,000	27,000,000
Surigao del Sur 1st District Engineering Office	32,000,000	32,000,000
Rehabilitation/ Reconstruction of Roads with Slips, Slope Collapse and Landslide - Tertiary Roads	5,899,383,000	5,899,383,000

Rehabilitation/ Reconstruction of Roads with Slips, Slope Collapse and Landslide, Tertiary Roads	5,899,383,000	5,899,383,000

National Capital Region (NCR)	3,313,712,000	3,313,712,000

Central Office	3,313,712,000	3,313,712,000
Region I - Ilocos	93,600,000	93,600,000

Ilocos Sur 2nd District Engineering Office	3,700,000	3,700,000
La Union 1st District Engineering Office	51,900,000	51,900,000
Pangasinan 1st District Engineering Office	38,000,000	38,000,000
Cordillera Administrative Region (CAR)	138,976,000	138,976,000

Abra District Engineering Office	1,000,000	1,000,000
Apayao 1st District Engineering Office	12,000,000	12,000,000
Baguio City District Engineering Office	9,600,000	9,600,000
Benguet 2nd District Engineering Office	17,711,000	17,711,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1217
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Lower Kalinga District Engineering Office	48,995,000	48,995,000
Mt. Province 2nd District Engineering Office	49,670,000	49,670,000
Region II - Cagayan Valley	345,716,000	345,716,000

Batanes District Engineering Office	51,501,000	51,501,000
Cagayan 1st District Engineering Office	25,000,000	25,000,000
Cagayan 2nd District Engineering Office	45,486,000	45,486,000
Cagayan 3rd District Engineering Office	13,850,000	13,850,000
Isabela 1st District Engineering Office	12,002,000	12,002,000
Isabela 2nd District Engineering Office	9,600,000	9,600,000
Nueva Vizcaya 2nd District Engineering Office	137,927,000	137,927,000
Quirino District Engineering Office	50,350,000	50,350,000
Region III - Central Luzon	79,790,000	79,790,000

Aurora District Engineering Office	39,461,000	39,461,000
Pampanga 1st District Engineering Office	16,639,000	16,639,000
Tarlac 2nd District Engineering Office	23,690,000	23,690,000
Region IVA - CALABARZON	212,220,000	212,220,000

Batangas 2nd District Engineering Office	42,220,000	42,220,000
Batangas 3rd District Engineering Office	30,000,000	30,000,000
Laguna 2nd District Engineering Office	10,000,000	10,000,000
Laguna 3rd District Engineering Office	46,000,000	46,000,000
Quezon 3rd District Engineering Office	14,000,000	14,000,000

1218	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Rizal 1st District Engineering Office	26,000,000	26,000,000
Rizal 2nd District Engineering Office	44,000,000	44,000,000
Region IVB - MIMAROPA	145,625,000	145,625,000

Marinduque District Engineering Office	44,630,000	44,630,000
Mindoro Occidental District Engineering Office	9,100,000	9,100,000
Palawan 1st District Engineering Office	12,141,000	12,141,000
Palawan 3rd District Engineering Office	10,000,000	10,000,000
Romblon District Engineering Office	48,600,000	48,600,000
Southern Mindoro District Engineering Office	21,154,000	21,154,000
Region V - Bicol	231,068,000	231,068,000

Camarines Norte District Engineering Office	49,500,000	49,500,000
Camarines Sur 2nd District Engineering office	1,120,000	1,120,000
Camarines Sur 4th District Engineering Office	34,830,000	34,830,000
Catanduanes District Engineering Office	33,850,000	33,850,000
Masbate 3rd District Engineering Office	81,768,000	81,768,000
Sorsogon District Engineering Office	30,000,000	30,000,000
Region VI - Western Visayas	155,024,000	155,024,000

Antique District Engineering Office	58,345,000	58,345,000
Capiz 2nd District Engineering Office	55,900,000	55,900,000
Iloilo 2nd District Engineering Office	22,579,000	22,579,000
Iloilo 4th District District Engineering Office	18,200,000	18,200,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1219
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region VII - Central Visayas	145,857,000	145,857,000

Bohol 1st District Engineering Office	9,430,000	9,430,000
Bohol 2nd District Engineering Office	31,582,000	31,582,000
Bohol 3rd District Engineering Office	1,000,000	1,000,000
Cebu 1st District Engineering Office	35,000,000	35,000,000
Cebu 3rd District Engineering Office	26,845,000	26,845,000
Negros Oriental 1st District Engineering Office	42,000,000	42,000,000
Region VIII - Eastern Visayas	412,553,000	412,553,000

Leyte 1st District Engineering Office	50,000,000	50,000,000
Leyte 3rd District Engineering Office	153,139,000	153,139,000
Leyte 4th District Engineering Office	59,414,000	59,414,000
Northern Samar 2nd District Engineering Office	50,000,000	50,000,000
Tacloban City District Engineering Office	100,000,000	100,000,000
Region IX - Zamboanga Peninsula	150,000,000	150,000,000

Zamboanga del Sur 1st District Engineering Office	10,000,000	10,000,000
Zamboanga Sibugay 1st District Engineering Office	97,000,000	97,000,000
Zamboanga Sibugay 2nd District Engineering Office	43,000,000	43,000,000
Region X - Northern Mindanao	203,517,000	203,517,000

Bukidnon 1st District Engineering Office	114,928,000	114,928,000
Bukidnon 2nd District Engineering Office	17,775,000	17,775,000
Lanao del Norte 1st District Engineering Office	6,664,000	6,664,000

1220	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Lanao del Norte 2nd District Engineering Office	50,000,000	50,000,000
Misamis Occidental 2nd District Engineering Office	14,150,000	14,150,000
Region XI - Davao	52,257,000	52,257,000

Compostela Valley District Engineering Office	20,500,000	20,500,000
Davao Occidental District Engineering Office	2,800,000	2,800,000
Davao Oriental 2nd District Engineering Office	28,957,000	28,957,000
Region XII - SOCCSKSARGEN	105,580,000	105,580,000

North Cotabato 1st District Engineering Office	50,000,000	50,000,000
North Cotabato 2nd District Engineering Office	17,300,000	17,300,000
South Cotabato District Engineering Office	38,280,000	38,280,000
Region XIII - CARAGA	113,888,000	113,888,000

Butuan City District Engineering Office	47,000,000	47,000,000
Surigao del Norte 1st District Engineering Office	20,000,000	20,000,000
Surigao del Norte 2nd District Engineering Office	46,888,000	46,888,000
Construction/ Upgrading/ Rehabilitation of Drainage along National Roads - Primary Roads	1,858,225,000	1,858,225,000

Construction/ Upgrading/ Rehabilitation of Drainage along National Roads, Primary Roads	1,858,225,000	1,858,225,000

National Capital Region (NCR)	1,004,068,000	1,004,068,000

Central Office	1,004,068,000	1,004,068,000
Region I - Ilocos	105,963,000	105,963,000

Ilocos Sur 2nd District Engineering Office	54,826,000	54,826,000
La Union 2nd District Engineering Office	19,535,000	19,535,000
Pangasinan 2nd District Engineering Office	31,602,000	31,602,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1221
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region II - Cagayan Valley	75,000,000	75,000,000

Isabela 1st District Engineering Office	25,000,000	25,000,000
Isabela 2nd District Engineering Office	50,000,000	50,000,000
Region III - Central Luzon	139,774,000	139,774,000

Bulacan 2nd District Engineering Office	9,383,000	9,383,000
Pampanga 1st District Engineering Office	48,437,000	48,437,000
Pampanga 2nd District Engineering Office	25,000,000	25,000,000
Tarlac District Engineering Office	56,954,000	56,954,000
Region IVA - CALABARZON	115,021,000	115,021,000

Regional Office IVA - Proper	41,400,000	41,400,000
Laguna 1st District Engineering Office	18,800,000	18,800,000
Quezon 4th District Engineering Office	54,821,000	54,821,000
Region V - Bicol	17,739,000	17,739,000

Camarines Sur 2nd District Engineering Office	17,739,000	17,739,000
Region VI - Western Visayas	56,240,000	56,240,000

Bacolod City District Engineering Office	25,000,000	25,000,000
Capiz 2nd District Engineering Office	12,000,000	12,000,000
Iloilo 4th District Engineering Office	4,000,000	4,000,000
Iloilo City District Engineering Office	15,240,000	15,240,000
Region VII - Central Visayas	67,065,000	67,065,000

Cebu 6th District Engineering Office	31,800,000	31,800,000
Negros Oriental 2nd District Engineering Office	35,265,000	35,265,000

1222	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region VIII - Eastern Visayas	91,730,000	91,730,000

Leyte 5th District Engineering Office	13,030,000	13,030,000
Samar 1st District Engineering Office	30,000,000	30,000,000
Tacloban City District Engineering Office	48,700,000	48,700,000
Region IX- Zamboanga Peninsula	53,820,000	53,820,000

Zamboanga City District Engineering Office	13,820,000	13,820,000
Zamboanga del Sur 1st District Engineering Office	40,000,000	40,000,000
Region X - Northern Mindanao	23,556,000	23,556,000

Regional Office X - Proper	15,030,000	15,030,000
Lanao del Norte 1st District Engineering Office	1,981,000	1,981,000
Misamis Occidental District Engineering Office	6,545,000	6,545,000
Region XII - SOCCSKSARGEN	98,249,000	98,249,000

South Cotabato 2nd District Engineering Office	34,000,000	34,000,000
South Cotabato District Engineering Office	49,249,000	49,249,000
Sultan Kudarat 1st District Engineering office	15,000,000	15,000,000
Region XIII - CARAGA	10,000,000	10,000,000

Butuan City District Engineering Office	10,000,000	10,000,000
Construction/ Upgrading/ Rehabilitation of Drainage along National Roads - Secondary Roads	2,430,667,000	2,430,667,000

Construction/ Upgrading/ Rehabilitation of Drainage along National Roads, Secondary Roads	2,430,667,000	2,430,667,000

National Capital Region (NCR)	1,239,075,000	1,239,075,000

Central Office	1,023,665,000	1,023,665,000
Las Piñas-Muntinlupa District Engineering Office	175,000,000	175,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1223
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Metro Manila 2nd District Engineering Office	25,000,000	25,000,000
Quezon City 2nd District Engineering Office	15,410,000	15,410,000
Region I - Ilocos	150,764,000	150,764,000

Ilocos Sur 1st District Engineering Office	9,000,000	9,000,000
La Union 1st District Engineering Office	6,289,000	6,289,000
Pangasinan 1st District Engineering Office	76,475,000	76,475,000
Pangasinan 2nd District Engineering Office	59,000,000	59,000,000
Region III - Central Luzon	77,000,000	77,000,000

Nueva Ecija 2nd District Engineering Office	50,000,000	50,000,000
Pampanga 2nd District Engineering Office	27,000,000	27,000,000
Region IVA - CALABARZON	241,254,000	241,254,000

Batangas 1st District Engineering Office	34,520,000	34,520,000
Quezon 3rd District Engineering Office	164,734,000	164,734,000
Quezon 4th District Engineering Office	30,000,000	30,000,000
Rizal 1st District Engineering Office	2,000,000	2,000,000
Rizal 2nd District Engineering Office	10,000,000	10,000,000
Region IVB - MIMAROPA	85,931,000	85,931,000

Mindoro Oriental District Engineering Office	77,867,000	77,867,000
Southern Mindoro District Engineering Office	8,064,000	8,064,000
Region V - Bicol	181,235,000	181,235,000

Camarines Sur 3rd District Engineering Office	20,000,000	20,000,000
Catanduanes District Engineering Office	39,773,000	39,773,000

1224	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Masbate 1st District Engineering Office	63,925,000	63,925,000
Masbate 2nd District Engineering Office	57,537,000	57,537,000
Region VI - Western Visayas	68,021,000	68,021,000

Aklan District Engineering Office	33,654,000	33,654,000
Capiz 2nd District Engineering Office	2,000,000	2,000,000
Iloilo 3rd District Engineering Office	29,859,000	29,859,000
Iloilo City District Engineering Office	2,508,000	2,508,000
Region VII - Central Visayas	3,111,000	3,111,000

Cebu 4th District Engineering Office	3,111,000	3,111,000
Region VIII - Eastern Visayas	162,378,000	162,378,000

Biliran District Engineering Office	49,680,000	49,680,000
Eastern Samar District Engineering Office	22,335,000	22,335,000
Leyte 5th District Engineering Office	11,256,000	11,256,000
Northern Samar 1st District Engineering Office	5,616,000	5,616,000
Northern Samar 2nd District Engineering Office	40,991,000	40,991,000
Samar 1st District Engineering Office	30,000,000	30,000,000
Southern Leyte District Engineering Office	2,500,000	2,500,000
Region IX - Zamboanga Peninsula	50,000,000	50,000,000

Zamboanga del Norte 2nd District Engineering Office	50,000,000	50,000,000
Region X - Northern Mindanao	86,398,000	86,398,000

Bukidnon 1st District Engineering Office	18,100,000	18,100,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1225
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Lanao del Norte 2nd District Engineering Office	50,000,000	50,000,000
Misamis Occidental District Engineering Office	6,798,000	6,798,000
Misamis Occidental 2nd District Engineering Office	11,500,000	11,500,000
Region XI - Davao	34,390,000	34,390,000

Davao City District Engineering office	32,390,000	32,390,000
Davao Occidental District Engineering Office	2,000,000	2,000,000
Region XII - SOCCSKSARGEN	51,110,000	51,110,000

South Cotabato 2nd District Engineering Office	1,110,000	1,110,000
Sultan Kudarat 1st District Engineering Office	50,000,000	50,000,000
Construction/ Upgrading/ Rehabilitation of Drainage along National Roads - Tertiary Roads	1,389,245,000	1,389,245,000

Construction/ Upgrading/ Rehabilitation of Drainage along National Roads, Tertiary Roads	1,389,245,000	1,389,245,000

National Capital Region (NCR)	538,014,000	538,014,000

Central Office	415,527,000	415,527,000
Metro Manila 3rd District Engineering Office	54,393,000	54,393,000
North Manila District Engineering Office	9,972,000	9,972,000
Quezon City 2nd District Engineering Office	58,122,000	58,122,000
Region I - Ilocos	14,940,000	14,940,000

Pangasinan 1st District Engineering Office	14,940,000	14,940,000
Region II - Cagayan Valley	21,933,000	21,933,000

Batanes District Engineering Office	3,902,000	3,902,000
Isabela 1st District Engineering Office	11,031,000	11,031,000

1226	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Isabela 2nd District Engineering Office	7,000,000	7,000,000
Region III - Central Luzon	179,402,000	179,402,000

Bulacan 1st District Engineering Office	101,605,000	101,605,000
Bulacan 2nd District Engineering Office	3,402,000	3,402,000
Nueva Ecija 1st District Engineering Office	6,930,000	6,930,000
Nueva Ecija 2nd District Engineering Office	41,865,000	41,865,000
Tarlac District Engineering Office	25,600,000	25,600,000
Region IVA - CALABARZON	147,380,000	147,380,000

Regional Office IVA - Proper	28,336,000	28,336,000
Cavite District Engineering Office	46,736,000	46,736,000
Laguna 1st District Engineering Office	7,722,000	7,722,000
Quezon 3rd District Engineering Office	35,236,000	35,236,000
Quezon 4th District Engineering Office	14,350,000	14,350,000
Rizal 1st District Engineering Office	15,000,000	15,000,000
Region IVB - MIMAROPA	10,022,000	10,022,000

Mindoro Occidental District Engineering Office	7,178,000	7,178,000
Southern Mindoro District Engineering Office	2,844,000	2,844,000
Region V - Bicol	140,734,000	140,734,000

Albay 2nd District Engineering Office	20,904,000	20,904,000
Camarines Sur 2nd District Engineering Office	7,994,000	7,994,000
Camarines Sur 3rd District Engineering Office	70,000,000	70,000,000
Masbate 2nd District Engineering Office	12,044,000	12,044,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1227
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Masbate 3rd District Engineering Office	29,792,000	29,792,000
Region VI - Western Visayas	68,481,000	68,481,000

Bacolod City District Engineering Office	37,481,000	37,481,000
Capiz 2nd District Engineering Office	10,000,000	10,000,000
Iloilo 3rd District Engineering Office	18,000,000	18,000,000
Iloilo 4th District Engineering Office	3,000,000	3,000,000
Region VII - Central Visayas	63,558,000	63,558,000

Cebu 5th District Engineering Office	27,976,000	27,976,000
Negros Oriental 1st District Engineering office	21,982,000	21,982,000
Negros Oriental 2nd District Engineering Office	9,600,000	9,600,000
Negros Oriental 3rd District Engineering Office	4,000,000	4,000,000
Region VIII - Eastern Visayas	96,382,000	96,382,000

Leyte 4th District Engineering Office	14,832,000	14,832,000
Leyte 5th District Engineering Office	10,000,000	10,000,000
Northern Samar 2nd District Engineering Office	5,000,000	5,000,000
Samar 1st District Engineering Office	35,000,000	35,000,000
Tacloban City District Engineering Office	31,550,000	31,550,000
Region X - Northern Mindanao	36,620,000	36,620,000

Bukidnon 1st District Engineering Office	16,220,000	16,220,000
Lanao del Norte 1st District Engineering Office	20,400,000	20,400,000
Region XI - Compostela Valley	5,000,000	5,000,000

Compostela Valley District Engineering Office	5,000,000	5,000,000

1228	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region XII - SOCCSKSARGEN	35,000,000	35,000,000

South Cotabato District Engineering Office	35,000,000	35,000,000
Region XIII - CARAGA	31,779,000	31,779,000

Surigao del Norte 1st District Engineering Office	31,779,000	31,779,000
Network Development	185,507,020,000	185,507,020,000

Road Widening - Primary Roads	30,270,589,000	30,270,589,000

Road Widening of Primary Roads	30,270,589,000	30,270,589,000

National Capital Region (NCR)	28,545,953,000	28,545,953,000

Central Office	28,545,953,000	28,545,953,000
Region I - Ilocos	249,298,000	249,298,000

Ilocos Norte 1st District Engineering Office	16,440,000	16,440,000
Ilocos Sur 2nd District Engineering Office	33,431,000	33,431,000
La Union 2nd District Engineering Office	87,767,000	87,767,000
Pangasinan 2nd District Engineering Office	57,833,000	57,833,000
Pangasinan 3rd District Engineering Office	49,667,000	49,667,000
Pangasinan 4th District Engineering Office	4,160,000	4,160,000
Region II - Cagayan Valley	141,998,000	141,998,000

Cagayan 3rd District Engineering Office	30,000,000	30,000,000
Isabela 2nd District Engineering Office	43,710,000	43,710,000
Isabela 3rd District Engineering Office	51,688,000	51,688,000
Isabela 4th District Engineering Office	16,600,000	16,600,000
Region III - Central Luzon	158,087,000	158,087,000

Bulacan 1st District Engineering Office	42,218,000	42,218,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1229
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Nueva Ecija 2nd District Engineering Office	91,000,000	91,000,000
Zambales 2nd District Engineering Office	24,869,000	24,869,000
Region IVA - CALABARZON	241,300,000	241,300,000

Regional Office IVA - Proper	30,000,000	30,000,000
Batangas 4th District Engineering Office	6,300,000	6,300,000
Laguna 2nd District Engineering Office	10,000,000	10,000,000
Laguna 3rd District Engineering Office	170,000,000	170,000,000
Quezon 1st District Engineering Office	25,000,000	25,000,000
Region V - Bicol	100,000,000	100,000,000

Albay 3rd District Engineering Office	50,000,000	50,000,000
Camarines Sur 2nd District Engineering Office	25,000,000	25,000,000
Sorsogon District Engineering Office	25,000,000	25,000,000
Region VI - Western Visayas	202,003,000	202,003,000

Bacolod City District Engineering Office	31,428,000	31,428,000
lloilo 2nd District Engineering Office	50,000,000	50,000,000
lloilo 4th District Engineering Office	11,731,000	11,731,000
lloilo City District Engineering Office	4,000,000	4,000,000
Negros Occidental 1st District Engineering Office	4,844,000	4,844,000
Negros Occidental 4th District Engineering Office	100,000,000	100,000,000
Region VII - Central Visayas	116,409,000	116,409,000

Cebu City District Engineering Office	14,737,000	14,737,000
Negros Oriental 2nd District Engineering Office	101,672,000	101,672,000

1230	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region VITI - Eastern Visayas	104,590,000	104,590,000

Leyte 5th District Engineering Office	104,590,000	104,590,000
Region IX - Zamboanga Peninsula	100,000,000	100,000,000

Zamboanga del Sur 1st District Engineering Office	100,000,000	100,000,000
Region X - Northern Mindanao	91,645,000	91,645,000

Bukidnon 2nd District Engineering Office	10,645,000	10,645,000
Cagayan de Oro City 1st District Engineering Office	15,000,000	15,000,000
Lanao del Norte 2nd District Engineering Office	16,000,000	16,000,000
Misamis Oriental 1st District Engineering Office	50,000,000	50,000,000
Region XI - Davao	91,536,000	91,536,000

Compostela Valley District Engineering office	88 ,091,000	88,091,000
Davao City District Engineering Office	3,445,000	3,445,000
Region XII - SOCCSKSAROEN	43,208,000	43,208,000

Sarangani District Engineering Office	43,208,000	43,208,000
Region XIII - CARAGA	84,562,000	84,562,000

Agusan del Sur 2nd District Engineering Office	11,917,000	11,917,000
Surigao del Norte 1st District Engineering Office	32,645,000	32,645,000
Surigao del Sur 2nd District Engineering Office	40,000,000	40,000,000
Road Widening - Secondary	24,241,689,000	24,241,689,000

Road Widening of Secondary	24,241,689,000	24,241,689,000

National Capital Region (NCR)	21,210,257,000	21,210,257,000

Central Office	21,210,257,000	21,210,257,000
Region I - Ilocos	262,345,000	262,345,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1231
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

La Union 2nd District Engineering Office	30,270,000	30,270,000
Pangasinan 1st District Engineering Office	30,570,000	30,570,000
Pangasinan 3rd District Engineering Office	41,505,000	41,505,000
Pangasinan 4th District Engineering Office	160,000,000	160,000,000
Region II - Cagayan Valley	48,922,000	48,922,000

Isabela 4th District Engineering Office	48,922,000	48,922,000
Region III - Central Luzon	244,768,000	244,768,000

Bataan 1st District Engineering Office	20,000,000	20,000,000
Bulacan 1st District Engineering Office	60,848,000	60,848,000
Bulacan 2nd District Engineering Office	45,820,000	45,820,000
Tarlac 2nd District Engineering Office	3,100,000	3,100,000
Zambales 1st District Engineering Office	66,000,000	66,000,000
Zambales 2nd District Engineering Office	49,000,000	49,000,000
Region IVA - CALABARZON	321,274,000	321,274,000

Regional Office IVA - Proper	10,830,000	10,830,000
Batangas 1st District Engineering Office	93,004,000	93,004,000
Batangas 4th District Engineering Office	80,400,000	80,400,000
Cavite 2nd District Engineering Office	91,740,000	91,740,000
Quezon 1st District Engineering Office	7,920,000	7,920,000
Rizal 2nd District Engineering Office	37,380,000	37,380,000
Region IVB - MIMAROPA	98,841,000	98,841,000

Marinduque District Engineering Office	49,431,000	49,431,000

1232	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Southern Mindoro District Engineering Office	49,410,000	49,410,000
Region V - Bicol	315,377,000	315,377,000

Albay 2nd District Engineering Office	47,640,000	47,640,000
Albay 3rd District Engineering Office	24,917,000	24,917,000
Camarines Sur 4th District Engineering Office	22,830,000	22,830,000
Masbate 2nd District Engineering Office	219,990,000	219,990,000
Region VI - Western Visayas	790,045,000	790,045,000

Antique District Engineering Office	67,279,000	67,279,000
Bacolod City District Engineering Office	20,000,000	20,000,000
Capiz 1st District Engineering Office	50,000,000	50,000,000
Guimaras District Engineering Office	114,754,000	114,754,000
Iloilo 1st District Engineering Office	50,000,000	50,000,000
Iloilo 2nd District Engineering Office	60,290,000	60,290,000
Iloilo 3rd District Engineering Office	102,107,000	102,107,000
Iloilo City District Engineering Office	98,175,000	98,175,000
Negros Occidental 1st District Engineering Office	127,440,000	127,440,000
Negros Occidental 2nd District Engineering Office	100,000,000	100,000,000
Region VII - Central Visayas	45,253,000	45,253,000

Bohol 2nd District Engineering Office	5,253,000	5,253,000
Negros Oriental 3rd District Engineering Office	40,000,000	40,000,000
Region VIII - Eastern Visayas	238,592,000	238,592,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1233
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Leyte 4th District Engineering Office	40,000,000	40,000,000
Leyte 5th District Engineering Office	50,000,000	50,000,000
Northern Samar 1st District Engineering Office	139,892,000	139,892,000
Tacloban City District Engineering Office	8,700,000	8,700,000
Region X - Northern Mindanao	70,305,000	70,305,000

Misamis Occidental 1st District Engineering Office	20,305,000	20,305,000
Misamis Occidental 2nd District Engineering Office	50,000,000	50,000,000
Region XI - Davao	137,497,000	137,497,000

Davao City District Engineering Office	43,217,000	43,217,000
Davao Oriental 1st District Engineering Office	94,280,000	94,280,000
Region XII - SOCCSKSARGEN	365,294,000	365,294,000

North Cotabato 2nd District Engineering Office	140,000,000	140,000,000
South Cotabato 2nd District Engineering Office	45,294,000	45,294,000
South Cotabato District Engineering Office	30,000,000	30,000,000
Sultan Kudarat 2nd District Engineering Office	150,000,000	150,000,000
Region XIII - CARAGA	92,919,000	92,919,000

Agusan del Sur 2nd District Engineering Office	12,390,000	12,390,000
Butuan City District Engineering Office	29,709,000	29,709,000
Surigao del Norte 1st District Engineering Office	50,820,000	50,820,000
Roads Widening - Tertiary Roads	9,264,429,000	9,264,429,000

Roads Widening of Tertiary Roads	9,264,429,000	9,264,429,000

National Capital Region (NCR)	7,263,195,000	7,263,195,000

Central Office	7,263,195,000	7,263,195,000

1234	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region I - Ilocos	66,415,000	66,415,000

Pangasinan 1st District Engineering Office	45,090,000	45,090,000
Pangasinan 3rd District Engineering Office	21,325,000	21,325,000
Cordillera Administrative Region (CAR)	88,299,000	88,299,000

Baguio City District Engineering Office	66,980,000	66,980,000
Lower Kalinga District Engineering Office	21,319,000	21,319,000
Region II - Cagayan Valley	49,500,000	49,500,000

Isabela 4th District Engineering Office	49,500,000	49,500,000
Region III - Central Luzon	211,171,000	211,171,000

Bulacan 2nd District Engineering Office	36,332,000	36,332,000
Pampanga 1st District Engineering Office	46,555,000	46,555,000
Tarlac 2nd District Engineering Office	32,327,000	32,327,000
Tarlac District Engineering Office	45,957,000	45,957,000
Zambales 2nd District Engineering Office	50,000,000	50,000,000
Region IVA - CALABARZON	534,537,000	534,537,000

Regional Office IVA - Proper	41,834,000	41,834,000
Batangas 1st District Engineering Office	5,700,000	5,700,000
Batangas 3rd District Engineering Office	80,000,000	80,000,000
Cavite 2nd District Engineering Office	86,789,000	86,789,000
Laguna 3rd District Engineering Office	119,710,000	119,710,000
Quezon 1st District Engineering Office	25,000,000	25,000,000
Rizal 1st District Engineering Office	75,504,000	75,504,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1235
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Rizal 2nd District Engineering Office	100,000,000	100,000,000
Region V - Bicol	123,062,000	123,062,000

Albay 3rd District Engineering Office	35,740,000	35,740,000
Camarines Sur 2nd District Engineering Office	87,322,000	87,322,000
Region VI - Western Visayas	173,378,000	173,378,000

lloilo 2nd District Engineering Office	34,500,000	34,500,000
lloilo 3rd District Engineering Office	115,997,000	115,997,000
lloilo City District Engineering Office	22,881,000	22,881,000
Region VII - Central Visayas	62,440,000	62,440,000

Bohol 2nd District Engineering Office	7,110,000	7,110,000
Cebu City District Engineering Office	25,000,000	25,000,000
Negros Oriental 3rd District Engineering Office	30,330,000	30,330,000
Region VIII - Eastern Visayas	183,284,000	183,284,000

Leyte 1st District Engineering Office	42,591,000	42,591,000
Leyte 2nd District Engineering Office	50,000,000	50,000,000
Northern Samar 1st District Engineering Office	49,393,000	49,393,000
Tacloban City District Engineering Office	41,300,000	41,300,000
Region IX - Zamboanga Peninsula	221,050,000	221,050,000

Zamboanga City District Engineering Office	100,000,000	100,000,000
Zamboanga del Sur 1st District Engineering Office	90,000,000	90,000,000
Zamboanga Sibugay 1st District Engineering Office	31,050,000	31,050,000
Region X - Northern Mindanao	97,779,000	97,779,000

1236	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Bukidnon 1st District Engineering Office	97,779,000	97,779,000
Region XI - Davao	57,100,000	57,100,000

Davao Oriental 2nd District Engineering Office	57,100,000	57,100,000
Region XII - SOCCSKSARGEN	115,879,000	115,879,000

North Cotabato 1st District Engineering Office	82,510,000	82,510,000
South Cotabato 2nd District Engineering Office	1,740,000	1,740,000
South Cotabato District Engineering Office	31,629,000	31,629,000
Region XIII - CARAGA	17,340,000	17,340,000

Agusan del Norte District Engineering Office	17,340,000	17,340,000
Construction of By-Passes/ Diversion Roads	57,297,774,000	57,297,774,000

Construction of By-Passes/ Diversion Roads	54,798,302,000	54,798,302,000

National Capital Region (NCR)	52,000,153,000	52,000,153,000

Central Office	51,945,110,000	51,945,110,000
Metro Manila 1st District Engineering Office	55,043,000	55,043,000
Region I - Ilocos	37,220,000	37,220,000

Pangasinan 1st District Engineering Office	37,220,000	37,220,000
Cordillera Administrative Region (CAR)	49,316,000	49,316,000

Baguio City District Engineering Office	49,316,000	49,316,000
Region II - Cagayan Valley	402,229,000	402,229,000

Cagayan 2nd District Engineering Office	170,000,000	170,000,000
Isabela 2nd District Engineering Office	50,000,000	50,000,000
Isabela 3rd District Engineering Office	100,000,000	100,000,000
Nueva Vizcaya District Engineering Office	42,229,000	42,229,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1237
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Quirino District Engineering Office	40,000,000	40,000,000
Region III - Central Luzon	650,000,000	650,000,000

Bulacan 1st District Engineering Office	100,000,000	100,000,000
Nueva Ecija 1st District Engineering Office	50,000,000	50,000,000
Nueva Ecija 2nd District Engineering Office	100,000,000	100,000,000
Pampanga 1st District Engineering Office	100,000,000	100,000,000
Tarlac District Engineering Office	300,000,000	300,000,000
Region IVA - CALABARZON	290,000,000	290,000,000

Batangas 2nd District Engineering Office	50,000,000	50,000,000
Cavite 2nd District Engineering Office	215,000,000	215,000,000
Laguna 2nd District Engineering Office	25,000,000	25,000,000
Region IVB - MIMAROPA	50,000,000	50,000,000

Mindoro Oriental District Engineering Office	50,000,000	50,000,000
Region V- Bicol	200,000,000	200,000,000

Albay 2nd District Engineering Office	100,000,000	100,000,000
Camarines Sur 1st District Engineering Office	100,000,000	100,000,000
Region VI - Western Visayas	249,080,000	249,080,000

Antique District Engineering Office	100,000,000	100,000,000
Capiz 2nd District Engineering Office	34,080,000	34,080,000
Iloilo 3rd District Engineering Office	40,000,000	40,000,000
Iloilo 4th District Engineering Office	75,000,000	75,000,000
Region VII - Central Visayas	130,600,000	130,600,000

1238	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Cebu 2nd District Engineering Office	50,000,000	50,000,000
Negros Oriental 2nd District Engineering Office	80,600,000	80,600,000
Region VIII - Eastern Visayas	241,000,000	241,000,000

Leyte 5th District Engineering Office	50,000,000	50,000,000
Northern Samar 2nd District Engineering Office	150,000,000	150,000,000
Southern Leyte District Engineering Office	41,000,000	41,000,000
Region IX - Zamboanga Peninsula	37,000,000	37,000,000

Zamboanga del Sur 1st District Engineering Office	37,000,000	37,000,000
Region X - Northern Mindanao	319,700,000	319,700,000

Regional Office X	44,700,000	44,700,000
Cagayan de Oro City 1st District Engineering Office	75,000,000	75,000,000
Cagayan de Oro City 2nd District Engineering Office	50,000,000	50,000,000
Lanao del Norte 2nd District Engineering Office	50,000,000	50,000,000
Misamis Occidental 2nd District Engineering Office	100,000,000	100,000,000
Region XI - Davao	86,508,000	86,508,000

Davao City District Engineering Office	48,908,000	48,908,000
Davao Oriental 2nd District Engineering Office	37,600,000	37,600,000
Region XIII - CARAGA	55,496,000	55,496,000

Agusan del Sur 1st District Engineering Office	46,536,000	46,536,000
Surigao del Norte 2nd District Engineering Office	8,960,000	8,960,000
Project(s)
Foreign - Assisted Project(s)	2,499,472,000	2,499,472,000

Central Luzon Link Expressway (CLLEX), Phase I, La Paz, Tarlac to Cabanatuan City,

DECEMBER 29, 2017	OFFICIAL GAZETTE	1239
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

JICA, PH - P249	1,650,000,000	1,650,000,000

National Capital Region (NCR)	1,650,000,000	1,650,000,000

Central Office	1,650,000,000	1,650,000,000
Arterial Road By-pass Project (Phase II), Construction of Contract Packages III and IV, Plaridel By-Pass II (Bustos to San Rafael), JICA, PH - P250	348,057,000	348,057,000

National Capital Region (NCR)	348,057,000	348,057,000

Central Office	348,057,000	348,057,000
Davao City By-Pass Construction Project (South and Center Sections), JICA, PH-P261	451,415,000	451,415,000

National Capital Region (NCR)	451,415,000	451,415,000

Central Office	451,415,000	451,415,000
Arterial Road Bypass Construction Project, Phase III (JICA - Assisted)	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000
Construction of Missing Links/New Roads	35,962,996,000	35,962,996,000

Construction of Missing Links/New Roads	35,812,996,000	35,812,996,000

National Capital Region (NCR)	35,062,344,000	35,062,344,000

Central Office	35,062,344,000	35,062,344,000
Cordillera Administrative Region (CAR)	40,000,000	40,000,000

Mt. Province District Engineering Office	40,000,000	40,000,000
Region IVA - CALABARZON	100,000,000	100,000,000

Quezon 1st District Engineering Office	100,000,000	100,000,000
Region IVB - MIMAROPA	100,000,000	100,000,000

Mindoro Occidental District Engineering Office	50,000,000	50,000,000
Mindoro Oriental District Engineering Office	50,000,000	50,000,000
Region V - Bicol	250,000,000	250,000,000

Camarines Sur 3rd District Engineering Office	100,000,000	100,000,000

1240	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Masbate 1st District Engineering Office	150,000,000	150,000,000
Region VIII - Eastern Visayas	18,000,000	18,000,000

Samar 1st District Engineering Office	18,000,000	18,000,000
Region XI - Davao	113,102,000	113,102,000

Compostela Valley District Engineering Office	50,000,000	50,000,000
Davao City 2nd District Engineering Office	63,102,000	63,102,000
Region XII - SOCCSKSARGEN	100,000,000	100,000,000

North Cotabato 1st District Engineering Office	50,000,000	50,000,000
Sultan Kudarat 1st District Engineering Office	50,000,000	50,000,000
Region XIII - CARAGA	29,550,000	29,550,000

Agusan del Norte District Engineering Office	13,800,000	13,800,000
Butuan City District Engineering Office	15,750,000	15,750,000
Project(s)
Foreign - Assisted Project(s)	150,000,000	150,000,000

Infrastructure Preparation and Innovation Facility (IPIF), Output 1 (Roads and Bridges), ADB, Technical Assistance Loan	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000
Improving Growth Corridors in Mindanao Road Sector Project	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
Construction of Flyovers/Interchanges/Underpasses/Long Span Bridges	5,238,051,000	5,238,051,000

Construction of Flyovers/Interchanges/Underpasses/Long Span Bridges	4,538,051,000	4,538,051,000

National Capital Region (NCR)	4,538,051,000	4,538,051,000

Central Office	4,538,051,000	4,538,051,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1241
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Project(s)
Foreign - Assisted Project(s)	700,000,000	700,000,000

Metro Manila Interchange Construction Project, Phase VI [JICA, PH - P258)	700,000,000	700,000,000

National Capital Region (NCR)	700,000,000	700,000,000

Central Office	700,000,000	700,000,000
Off-Carriageway Improvement - Primary Roads	1,313,973,000	1,313,973,000

Off-Carriageway Improvement of Primary Roads	1,313,973,000	1,313,973,000

National Capital Region (NCR)	681,320,000	681,320,000

Central Office	681,320,000	681,320,000
Region I - Ilocos	28,323,000	28,323,000

Ilocos Sur 1st District Engineering office	28,323,000	28,323,000
Cordillera Administrative Region (CAR)	64,353,000	64,353,000

Baguio City District Engineering Office	24,353,000	24,353,000
Benguet 1st District Engineering Office	40,000,000	40,000,000
Region II - Cagayan Valley	6,000,000	6,000,000

Isabela 2nd District Engineering Office	6,000,000	6,000,000
Region III - Central Luzon	55,905,000	55,905,000

Bulacan 1st District Engineering Office	11,568,000	11,568,000
Nueva Ecija 1st District Engineering Office	26,537,000	26,537,000
Pampanga 3rd District Engineering Office	17,800,000	17,800,000
Region IVA - CALABARZON	222,441,000	222,441,000

Batangas 4th District Engineering Office	33,000,000	33,000,000
Laguna 1st District Engineering Office	42,000,000	42,000,000
Laguna 2nd District Engineering Office	89,100,000	89,100,000

1242	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Laguna 3rd District Engineering Office	40,000,000	40,000,000
Rizal 1st District Engineering Office	18,341,000	18,341,000
Region V - Bicol	71,317,000	71,317,000

Camarines Sur 2nd District Engineering Office	27,460,000	27,460,000
Sorsogon District Engineering Office	43,857,000	43,857,000
Region VI - Western Visayas	59,599,000	59,599,000

Bacolod City District Engineering Office	52,749,000	52,749,000
Iloilo City District Engineering Office	6,850,000	6,850,000
Region X - Northern Mindanao	11,000,000	11,000,000

Bukidnon 3rd District Engineering Office	11,000,000	11,000,000
Region XI - Davao	113,715,000	113,715,000

Davao City District Engineering Office	33,268,000	33,268,000
Davao del Norte District Engineering Office	29,700,000	29,700,000
Davao del Sur District Engineering Office	29,662,000	29,662,000
Davao Oriental 2nd District Engineering Office	21,085,000	21,085,000
Off-Carriageway Improvement - Secondary Roads	6,688,989,000	6,688,989,000

Off-Carriageway Improvement of Secondary Roads	6,688,989,000	6,688,989,000

National Capital Region (NCR)	4,481,817,000	4,481,817,000

Central Office	4,481,817,000	4,481,817,000
Region I - Ilocos	57,843,000	57,843,000

Ilocos Sur 1st District Engineering Office	20,295,000	20,295,000
La Union 1st District Engineering Office	5,846,000	5,846,000
Pangasinan 1st District Engineering Office	13,750,000	13,750,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1243
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Pangasinan 2nd District Engineering Office	17,952,000	17,952,000
Cordillera Administrative Region (CAR)	141,745,000	141,745,000

Apayao 1st District Engineering Office	23,600,000	23,600,000
Apayao 2nd District Engineering Office	32,200,000	32,200,000
Benguet 1st District Engineering Office	18,361,000	18,361,000
Benguet 2nd District Engineering Office	67,584,000	67,584,000
Region II - Cagayan Valley	18,669,000	18,669,000

Cagayan 1st District Engineering Office	18,669,000	18,669,000
Region III - Central Luzon	116,423,000	116,423,000

Bataan 2nd District Engineering Office	9,500,000	9,500,000
Nueva Ecija 1st District Engineering Office	35,804,000	35,804,000
Nueva Ecija 2nd District Engineering Office	30,000,000	30,000,000
Tarlac 2nd District Engineering Office	13,550,000	13,550,000
Zambales 1st District Engineering Office	27,569,000	27,569,000
Region IVA - CALABARZON	408,981,000	408,981,000

Regional Office IVA - Proper	44,550,000	44,550,000
Batangas 1st District Engineering Office	4,000,000	4,000,000
Batangas 2nd District Engineering Office	61,306,000	61,306,000
Cavite 2nd District Engineering Office	207,586,000	207,586,000
Laguna 1st District Engineering Office	10,000,000	10,000,000
Laguna 2nd District Engineering Office	36,879,000	36,879,000

1244	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Quezon 4th District Engineering Office	22,206,000	22,206,000
Rizal 1st District Engineering Office	22,454,000	22,454,000
Region IVB - MIMAROPA	141,148,000	141,148,000

Mindoro Occidental District Engineering Office	5,035,000	5,035,000
Mindoro Oriental District Engineering Office	94,949,000	94,949,000
Southern Mindoro District Engineering Office	41,164,000	41,164,000
Region V - Bicol	305,630,000	305,630,000

Camrines Sur 1st District Engineering Office	9,478,000	9,478,000
Camrines Sur 2nd District Engineering Office	31,199,000	31,199,000
Camrines Sur 3rd District Engineering Office	26,000,000	26,000,000
Camrines Sur 4th District Engineering Office	20,000,000	20,000,000
Catanduanes District Engineering Office	44,658,000	44,658,000
Masbate 1st District Engineering Office	130,405,000	130,405,000
Masbate 3rd District Engineering Office	43,890,000	43,890,000
Region VII - Central Visayas	444,640,000	444,640,000

Bohol 2nd District Engineering Office	82,046,000	82,046,000
Bohol 3rd District Engineering Office	110,696,000	110,696,000
Cebu 1st District Engineering Office	85,960,000	85,960,000
Cebu 3rd District Engineering Office	25,000,000	25,000,000
Cebu 4th District Engineering Office	16,890,000	16,890,000
Cebu City District Engineering Office	35,708,000	35,708,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1245
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Negras Oriental 1st District Engineering Office	46,193,000	46,193,000
Siquijor District Engineering Office	42,147,000	42,147,000
Region VIII - Eastern Visayas	364,103,000	364,103,000

Eastern Samar District Engineering Office	85,101,000	85,101,000
Leyte 3rd District Engineering Office	50,000,000	50,000,000
Leyte 5th District Engineering Office	93,484,000	93,484,000
Northern Samar 2nd District Engineering Office	100,000,000	100,000,000
Samar 2nd District Engineering Office	35,518,000	35,518,000
Region IX - Zamboanga Peninsula	20,000,000	20,000,000

Zamboanga del Norte 3rd District Engineering Office	20,000,000	20,000,000
Region X - Northern Mindanao	105,070,000	105,070,000

Misamis Oriental 1st Engineering Office	105,070,000	105,070,000
Region XI - Davao	4,595,000	4,595,000

Davao City District Engineering office	4,595,000	4,595,000
Region XIII - CARAGA	78,325,000	78,325,000

Agusan del Sur 2nd District Engineering Office	12,050,000	12,050,000
Surigao del Norte 1st District Engineering Office	47,075,000	47,075,000
Surigao del Sur 2nd District Engineering Office	19,200,000	19,200,000
Off-Carriageway Improvement - Tertiary Roads	4,203,473,000	4,203,473,000

Off-Carriageway Improvement of Tertiary Roads	4,203,473,000	4,203,473,000

National Capital Region (NCR)	2,033,991,000	2,033,991,000

Central Office	2,033,991,000	2,033,991,000
Region I - Ilocos	94,860,000	94,860,000

1246	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Ilocos Norte lst District Engineering Office	20,437,000	20,437,000
Ilocos Sur 2nd District Engineering Office	10,000,000	10,000,000
La Union lst District Engineering Office	5,185,000	5,185,000
Pangasinan 1st District Engineering Office	27,169,000	27,169,000
Pangasinan 3rd District Engineering Office	32,069,000	32,069,000
Cordillera Administrative Region (CAR)	45,251,000	45,251,000

Benguet 2nd District Engineering Office	45,251,000	45,251,000
Region II - Cagayan Valley	133,977,000	133,977,000

Cagayan 2nd District Engineering Office	40,479,000	40,479,000
Cagayan 3rd District Engineering Office	49,050,000	49,050,000
Isabela lst District Engineering Office	21,933,000	21,933,000
Isabela 2nd District Engineering Office	22,515,000	22,515,000
Region III - Central Luzon	92,783,000	92,783,000

Bataan 1st District Engineering Office	18,047,000	18,047,000
Nueva Ecija lst District Engineering Office	9,081,000	9,081,000
Pampanga 2nd District Engineering Office	40,000,000	40,000,000
Pampanga 3rd District Engineering Office	4,608,000	4,608,000
Tarlac 2nd District Engineering Office	6,348,000	6,348,000
Zambales 1st District Engineering Office	14,699,000	14,699,000
Region IVA - CALABARZON	459,726,000	459,726,000

Batangas 4th District Engineering Office	112,000,000	112,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1247
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Cavite 2nd District Engineering Office	1,444,000	1,444,000
Laguna 3rd District Engineering Office	20,000,000	20,000,000
Quezon 3rd District Engineering Office	134,283,000	134,283,000
Quezon 4th District Engineering Office	96,801,000	96,801,000
Rizal 1st District Engineering Office	25,000,000	25,000,000
Rizal 2nd District Engineering Office	70,198,000	70,198,000
Region IVB - MIMAROPA	219,538,000	219,538,000

Mindoro Occidental District Engineering Office	79,538,000	79,538,000
Mindoro Oriental District Engineering Office	100,000,000	100,000,000
Romblon District Engineering Office	40,000,000	40,000,000
Region V - Bicol	374,621,000	374,621,000

Albay 2nd District Engineering Office	16,741,000	16,741,000
Camarines Sur 3rd District Engineering Office	36,000,000	36,000,000
Catanduanes District Engineering Office	89,101,000	89,101,000
Masbate 3rd District Engineering Office	38,316,000	38,316,000
Sorsogon 2nd District Engineering Office	194,463,000	194,463,000
Region VI - Western Visayas	21,130,000	21,130,000

Antique District Engineering Office	21,130,000	21,130,000
Region VII - Central Visayas	277,109,000	277,109,000

Bohol 1st District Engineering Office	100,000,000	100,000,000
Bohol 2nd District Engineering Office	41,179,000	41,179,000

1248	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Bohol 3rd District Engineering Office	55,059,000	55,059,000
Cebu lst District Engineering Office	39,746,000	39,746,000
Negros Oriental 3rd District Engineering Office	41,125,000	41,125,000
Region VIII - Eastern Visayas	325,314,000	325,314,000

Leyte lst District Engineering Office	16,746,000	16,746,000
Leyte 2nd District Engineering Office	183,054,000	183,054,000
Leyte 3rd District Engineering Office	18,608,000	18,608,000
Leyte 5th District Engineering Office	15,134,000	15,134,000
Northern Samar 2nd District Engineering Office	50,000,000	50,000,000
Samar 2nd District Engineering Office	41,772,000	41,772,000
Region X - Northern Mindanao	33,732,000	33,732,000

Bukidnon 1st District Engineering Office	2,980,000	2,980,000
Lanao del Norte lst District District Engineering Office	30,752,000	30,752,000
Region XII - SOCCSKSARGEN	6,913,000	6,913,000

North Catabato 1st District Engineering Office	6,913,000	6,913,000
Region XIII - CARAGA	84,528,000	84,528,000

Surigao del Norte 1st District Engineering Office	50,000,000	50,000,000
Surigao del Norte 2nd District Engineering Office	34,528,000	34,528,000
Paving of Unpaved Roads - Primary Roads	36,043,000	36,043,000

Paving of Unpaved Roads of Primary Roads	36,043,000	36,043,000

Region VII - Central Visayas	11,043,000	11,043,000

Negros Oriental 2nd District Engineering Office	11,043,000	11,043,000
Region IX - Zamboanga Peninsula	25,000,000	25,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1249
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Zamboanga del Sur 1st District Engineering Office	25,000,000	25,000,000
Paving of Unpaved Roads - Secondary Roads	3,827,928,000	3,827,928,000

Paving of Unpaved Roads of Secondary Roads	3,677,860,000	3,677,860,000

National Capital Region (NCR)	3,464,333,000	3,464,333,000

Central Office	3,464,333,000	3,464,333,000
Cordillera Administrative Region (CAR)	19,295,000	19,295,000

Mt. Province District Engineering Office	2,450,000	2,450,000
Upper Kalinga District Engineering Office	16,845,000	16,845,000
Region IVA - CALABARZON	20,380,000	20,380,000

Quezon 3rd District Engineering Office	20,380,000	20,380,000
Region IVB - MIMAROPA	5,100,000	5,100,000

Palawan 1st District Engineering Office	5,100,000	5,100,000
Region VI - Western Visayas	2,476,000	2,476,000

Negros Occidental 1st District Engineering Office	2,476,000	2,476,000
Region IX - Zamboanga Peninsula	21,542,000	21,542,000

Zamboanga del Norte 2nd District Engineering Office	12,112,000	12,112,000
Zamboanga del Norte 3rd District Engineering Office	2,500,000	2,500,000
Zamboanga del Sur 1st District Engineering Office	6,930,000	6,930,000
Region X - Northern Mindanao	22,425,000	22,425,000

Regional Office X - Proper	12,240,000	12,240,000
Bukidnon 1st District Engineering Office	10,185,000	10,185,000
Region XI - Davao	82,309,000	82,309,000

Compostela Valley District Engineering Office	73,644,000	73,644,000
Davao Oriental 2nd District Engineering Office	8,665,000	8,665,000

1250	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region XII - SOCCSKSARGEN	40,000,000	40,000,000

North Cotabato 2nd District Engineering Office	21,000,000	21,000,000
Sultan Kudarat 2nd District Engineering Office	19,000,000	19,000,000
Project(s)
Foreign - Assisted Project(s)	150,068,000	150,068,000

Samar Pacific Coastal Road (Palapag-Mapanas-Lapinig-Jipapad-Arteche-San Policarpio-Oras) Northern and Eastern Samar, Korean -EDCF, Loan No. PHL - 14	150,068,000	150,068,000

National Capital Region (NCR)	150,068,000	150,068,000

Central Office	150,068,000	150,068,000
Paving of Unpaved Roads - Tertiary Roads	7,161,086,000	7,161,086,000

Paving of Unpaved Roads of Tertiary Roads	7,161,086,000	7,161,086,000

National Capital Region (NCR)	6,453,959,000	6,453,959,000

Central Office	6,453,959,000	6,453,959,000
Cordillera Administrative Region (CAR)	113,293,000	113,293,000

Apayao 1st District Engineering Office	12,000,000	12,000,000
Benguet 2nd District Engineering Office	28,640,000	28,640,000
Mt. Province 2nd District Engineering Office	57,653,000	57,653,000
Mt. Province District Engineering Office	15,000,000	15,000,000
Region II - Cagayan Valley	62,874,000	62,874,000

Batanes District Engineering Office	32,074,000	32,074,000
Quirino District Engineering Office	30,800,000	30,800,000
Region III -Central Luzon	15,200,000	15,200,000

Pampanga 1st District Engineering Office	15,200,000	15,200,000
Region IVA - CALABARZON	44,640,000	44,640,000

Quezon 3rd District Engineering Office	44,640,000	44,640,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1251
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region IVB - MIMAROPA	38,716,000	38,716,000

Mindoro Occidental District Engineering Office	38,716,000	38,716,000
Region V - Bicol	26,370,000	26,370,000

Camarines Sur 3rd District Engineering Office	11,120,000	11,120,000
Catanduanes District Engineering Office	15,250,000	15,250,000
Region VII - Central Visayas	28,113,000	28,113,000

Cebu 4th District Engineering Office	8,913,000	8,913,000
Negros Oriental 1st District Engineering Office	19,200,000	19,200,000
Region VIII - Eastern Visayas	31,750,000	31,750,000

Northern Samar 1st District Engineering Office	31,750,000	31,750,000
Region IX - Zamboanga Peninsula	179,228,000	179,228,000

Zamboanga del Norte 3rd District Engineering Office	36,043,000	36,043,000
Zamboanga del Sur 2nd District Engineering Office	100,000,000	100,000,000
Zamboanga Sibugay 1st District Engineering Office	43,185,000	43,185,000
Region X - Northern Mindanao	103,253,000	103,253,000

Bukidnon 2nd District Engineering Office	21,361,000	21,361,000
Bukidnon 3rd District Engineering Office	43,280,000	43,280,000
Lanao del Norte 1st District Engineering Office	38,612,000	38,612,000
Region XI - Davao	28,600,000	28,600,000

Compostela Valley District Engineering Office	28,600,000	28,600,000
Region XII - SOCCSKSARGEN	2,090,000	2,090,000

North Cotabato 1st District Engineering Office	2,090,000	2,090,000
Region XIII - CARAGA	33,000,000	33,000,000

1252	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Agusan del Norte District Engineering Office	33,000,000	33,000,000
BRIDGE PROGRAM	35,734,451,000	35,734,451,000

Replacement of Bridges (Temporary to Permanent)	127,000,000	127,000,000

Replacement of Bridges (Temporary to Permanent)	127,000,000	127,000,000

National Capital Region (NCR)	127,000,000	127,000,000

Central Office	127,000,000	127,000,000
Replacement of Permanent Weak Bridges	4,140,904,000	4,140,904,000

Replacement of Permanent Weak Bridges	4,140,904,000	4,140,904,000

National Capital Region (NCR)	2,448,067,000	2,448,067,000

Central Office	2,423,067,000	2,423,067,000
South Manila District Engineering Office	25,000,000	25,000,000
Region I - Ilocos	27,000,000	27,000,000

Pangasinan 1st District Engineering Office	10,000,000	10,000,000
Pangasinan 3rd District Engineering Office	17,000,000	17,000,000
Cordillera Administrative Region (CAR)	61,600,000	61,600,000

Benguet lst District Engineering Office	25,000,000	25,000,000
Benguet 2nd District Engineering Office	30,000,000	30,000,000
Lower Kalinga District Engineering Office	6,600,000	6,600,000
Region II - Cagayan Valley	133,232,000	133,232,000

Cagayan 3rd District Engineering Office	41,000,000	41,000,000
Quirino District Engineering Office	92,232,000	92,232,000
Region III - Central Luzon	288,800,000	288,800,000

Bataan lst District Engineering Office	40,000,000	40,000,000
Bulacan lst District Engineering Office	15,000,000	15,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1253
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Bulacan 2nd District Engineering Office	50,000,000	50,000,000
Nueva Ecija 1st District Engineering Office	45,000,000	45,000,000
Pampanga 2nd District Engineering Office	44,000,000	44,000,000
Pampanga 3rd District Engineering Office	25,000,000	25,000,000
Tarlac 2nd District Engineering Office	39,000,000	39,000,000
Tarlac District Engineering Office	30,000,000	30,800,000
Region IVA - CALABARZON	70,200,000	70,200,000

Batangas 4th District Engineering Office	46,000,000	46,000,000
Quezon 4th District Engineering Office	24,200,000	24,200,000
Region IVB - MIMAROPA	70,750,000	70,750,000

Mindoro Occidental District Engineering Office	27,000,000	27,000,000
Palawan 2nd District Engineering Office	43,750,000	43,750,000
Region V - Bicol	351,450,000	351,450,000

Albay 2nd District Engineering Office	44,625,000	44,625,000
Albay 3rd District Engineering Office	55,000,000	55,000,000
Camarines Norte District Engineering Office	31,000,000	31,000,000
Catanduanes District Engineering Office	45,000,000	45,000,000
Masbate 2nd District Engineering Office	36,000,000	36,000,000
Sorsogon 2nd District Engineering Office	139,825,000	139,825,000
Region VI - Western Visayas	4,470,000	4,470,000

Negros Occidental 2nd District Engineering Office	4,470,000	4,470,000
Region VII - Central Visayas	91,750,000	91,750,000

1254	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Bohol 2nd District Engineering Office	15,600,000	15,600,000
Cebu lst District Engineering Office	39,150,000	39,150,000
Cebu City District Engineering Office	25,000,000	25,000,000
Siquijor District Engineering Office	12,000,000	12,000,000
Region VIII - Eastern Visayas	112,000,000	112,000,000

Samar 2nd District Engineering Office	58,000,000	58,000,000
Southern Leyte District Engineering Office	25,000,000	25,000,000
Tacloban City District Engineering Office	29,000,000	29,000,000
Region IX - Zamboanga Peninsula	51,750,000	51,750,000

Zamboanga del Norte 3rd District Engineering Office	28,750,000	28,750,000
Zamboanga del Sur lst District Engineering Office	23,000,000	23,000,000
Region X - Northern Mindanao	92,160,000	92,160,000

Bukidnon 3rd District Engineering Office	27,500,000	27,500,000
Lanao del Norte lst District Engineering Office	40,000,000	40,000,000
Misamis Oriental 2nd District Engineering Office	24,660,000	24,660,000
Region XI - Davao	146,840,000	146,840,000

Davao City District Engineering Office	39,550,000	39,550,000
Davao del Sur District Engineering Office	85,850,000	85,850,000
Davao Oriental 2nd District Engineering Office	21,440,000	21,440,000
Region XII - SOCCSKSARGEN	85,384,000	85,384,000

North Cotabato lst District Engineering Office	35,384,000	35,384,000
Sultan Kudarat lst District Engineering Office	50,000,000	50,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1255
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region XIII - CARAGA	105,451,000	105,451,000

Agusan del Sur 1st District Engineering Office	23,000,000	23,000,000
Surigao del Norte 1st District Engineering Office	82,451,000	82,451,000
Retrofiting/Strengthening of Permanent Bridges	4,809,388,000	4,809,388,000

Retrofiting/Strengthening of Permanent Bridges	4,809,388,000	4,809,388,000

National Capital Region (NCR)	1,409,606,000	1,409,606,000

Central Office	1,093,624,000	1,093,624,000
Las Piñas - Muntinlupa District Engineering Office	68,864,000	68,864,000
Metro Manila 1st District Engineering Office	20,800,000	20,800,000
Metro Manila 2nd District Engineering Office	20,800,000	20,800,000
Metro Manila 3rd District Engineering Office	43,400,000	43,400,000
North Manila District Engineering Office	23,188,000	23,188,000
Quezon City 1st District Engineering Office	38,730,000	38,730,000
Quezon City 2nd District Engineering Office	32,000,000	32,000,000
South Manila District Engineering Office	68,200,000	68,200,000
Region I - Ilocos	127,000,000	127,000,000

Pangasinan 1st District Engineering Office	127,000,000	127,000,000
Cordillera Administrative Region (CAR)	91,150,000	91,150,000

Apayao 1st District Engineering Office	35,000,000	35,000,000
Baguio City District Engineering Office	40,000,000	40,000,000
Benguet 1st District Engineering Office	8,670,000	8,670,000
Benguet 2nd District Engineering Office	7,480,000	7,480,000

1256	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region II - Cagayan Valley	161,300,000	161,308,000

Cagayan 2nd District Engineering Office	32,000,000	32,000,000
Isabela lst District Engineering Office	10,000,000	10,000,000
Isabela 2nd District Engineering Office	54,700,000	54,700,000
Isabela 4th District Engineering Office	22,000,000	22,000,000
Nueva Vizcaya District Engineering Office	42,608,000	42,608,000
Region III - Central Luzon	170,470,000	170,470,000

Aurora District Engineering Office	6,000,000	6,000,000
Bulacan 2nd District Engineering Office	11,000,000	11,000,000
Nueva Ecija 1st District Engineering Office	20,200,000	20,200,000
Tarlac 2nd District Engineering Office	94,000,000	94,000,000
Zambales 1st District Engineering Office	21,270,000	21,270,000
Zambales 2nd District Engineering Office	18,000,000	18,000,000
Region IVA - CALABARZON	615,366,000	615,366,000

Batangas 2nd District Engineering Office	143,720,000	143,720,000
Batangas 4th District Engineering Office	20,000,000	20,000,000
Cavite 2nd District Engineering Office	25,611,000	25,611,000
Laguna 1st District Engineering Office	6,145,000	6,145,000
Laguna 2nd District Engineering Office	54,600,000	54,600,000
Laguna 3rd District Engineering Office	40,400,000	40,400,000
Quezon 1st District Engineering Office	46,900,000	46,900,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1257
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Quezon 3rd District Engineering Office	88,640,000	88,640,000
Quezon 4th District Engineering Office	150,000,000	150,000,000
Rizal 1st District Engineering Office	6,650,000	6,650,000
Rizal 2nd District Engineering Office	32,700,000	32,700,000
Region IVB - MIMAROPA	253,030,000	253,030,000

Marinduque District Engineering Office	19,500,000	19,500,000
Mindoro Oriental District Engineering Office	42,000,000	42,000,000
Palawan 1st District Engineering Office	19,000,000	19,000,000
Palawan 2nd District Engineering Office	37,230,000	37,230,000
Palawan 3rd District Engineering Office	65,800,000	65,800,000
Romblon District Engineering Office	69,500,000	69,500,000
Region V - Bicol	56,500,000	56,500,000

Camarines Sur 2nd District Engineering Office	6,000,000	6,000,000
Masbate 1st District Engineering Office	28,500,000	28,500,000
Sorsogon District Engineering Office	22,000,000	22,000,000
Region VI - Western Visayas	227,430,000	227,430,000

Bacolod City District Engineering Office	27,000,000	27,000,000
Iloilo 1st District Engineering Office	14,000,000	14,000,000
Negros Occidental 1st District Engineering Office	141,430,000	141,430,000
Negros Occidental 3rd District Engineering Office	45,000,000	45,000,000
Region VII - Central Visayas	265,110,000	265,110,000

1258	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Bohol 3rd District Engineering Office	30,500,000	30,500,000
Cebu 1st District Engineering Office	15,000,000	15,000,000
Cebu 2nd District Engineering Office	35,000,000	35,000,000
Cebu 3rd District Engineering Office	62,500,000	62,500,000
Cebu 4th District Engineering Office	12,500,000	12,500,000
Cebu 5th District Engineering Office	26,000,000	26,000,000
Cebu 6th District Engineering Office	69,200,000	69,200,000
Negros Oriental 1st District Engineering Office	14,410,000	14,410,000
Region VIII - Eastern Visayas	300,000,000	300,000,000

Eastern Samar District Engineering Office	27,000,000	27,000,000
Leyte 2nd District Engineering Office	33,000,000	33,000,000
Leyte 4th District Engineering Office	17,000,000	17,000,000
Leyte 5th District Engineering Office	3,500,000	3,500,000
Northern Samar 2nd District Engineering Office	151,500,000	151,500,000
Samar 2nd District Engineering Office	35,000,000	35,000,000
Southern Leyte District Engineering Office	33,000,000	33,000,000
Region IX - Zamboanga Peninsula	245,685,000	245,685,000

Isabela City District Engineering Office	23,630,000	23,630,000
Zamboanga del Norte lst District Engineering Office	9,455,000	9,455,000
Zamboanga del Norte 2nd District Engineering Office	5,000,000	5,000,000
Zamboanga del Norte 3rd District Engineering Office	97,700,000	97,700,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1259
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Zamboanga del Sur lst District Engineering Office	27,900,000	27,900,000
Zamboanga Sibugay lst District Engineering Office	82,000,000	82,000,000
Region X - Northern Mindanao	237,852,000	237,852,000

Bukidnon 2nd District Engineering Office	12,470,000	12,470,000
Cagayan de Oro City 1st District Engineering Office	11,158,000	11,158,000
Cagayan de Oro City 2nd District Engineering Office	30,000,000	30,000,000
Lanao del Norte 2nd District Engineering Office	38,000,000	38,000,000
Misamis Occidental 2nd District Engineering Office	4,000,000	4,000,000
Misamis Oriental lst District Engineering Office	2,000,000	2,000,000
Misamis Oriental 2nd District Engineering Office	140,224,000	140,224,000
Region XI - Davao	46,181,000	46,181,000

Compostela Valley District Engineering Office	28,130,000	28,130,000
Davao City District Engineering Office	3,051,000	3,051,000
Davao del Norte District Engineering Office	2,000,000	2,000,000
Davao Occidental District Engineering Office	8,000,000	8,000,000
Davao Oriental 1st District Engineering Office	5,000,000	5,000,000
Region XII - SOCCSKSARGEN	383,500,000	383,500,000

North Cotabato 1st District Engineering Office	100,000,000	100,000,000
North Cotabato 2nd District Engineering Office	164,000,000	164,000,000
Sarangani District Engineering Office	51,500,000	51,500,000
South Cotabato 2nd District Engineering Office	32,000,000	32,000,000

1260	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

South Cotabato District Engineering Office	12,500,000	12,500,000
Sultan Kudarat 1st District Engineering Office	23,500,000	23,500,000
Region XIII - CARAGA	219,200,000	219,200,000

Agusan del Sur 1st District Engineering Office	26,000,000	26,000,000
Agusan del Sur 2nd District Engineering Office	113,200,000	113,200,000
Butuan City District Engineering Office	20,000,000	20,000,000
Surigao del Norte 1st District Engineering Office	33,000,000	33,000,000
Surigao del Norte 2nd District Engineering Office	3,000,000	3,000,000
Surigao del Sur 1st District Engineering Office	24,000,000	24,000,000
Rehabilitation/Major Repair of Permanent Bridges	3,239,493,000	3,239,493,000

Rehabilitation/Major Repair of Permanent Bridges	3,150,073,000	3,150,073,000

National Capital Region (NCR)	990,303,000	990,303,000

Central Office	931,578,000	931,578,000
Metro Manila 1st District Engineering Office	11,725,000	11,725,000
North Manila District Engineering Office	47,000,000	47,000,000
Region I - Ilocos	198,410,000	198,410,000

Ilocos Norte 1st District Engineering Office	99,860,000	99,860,000
La Union 1st District Engineering Office	12,000,000	12,000,000
La Union 2nd District Engineering Office	4,300,000	4,300,000
Pangasinan 1st District Engineering Office	26,250,000	26,250,000
Pangasinan 2nd District Engineering Office	56,000,000	56,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1261
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Cordillera Administrative Region (CAR)	67,935,000	67,935,000

Baguio City District Engineering Office	1,800,000	1,800,000
Benguet lst District Engineering Office	22,950,000	22,950,000
Benguet 2nd District Engineering Office	15,500,000	15,500,000
Lower Kalinga District Engineering Office	17,685,000	17,685,000
Upper Kalinga District Engineering Office	10,000,000	10,000,000
Region II - Cagayan Valley	132,368,000	132,368,000

Cagayan 2nd District Engineering Office	8,000,000	8,000,000
Cagayan 3rd District Engineering Office	8,300,000	8,300,000
Isabela lst District Engineering Office	38,000,000	38,000,000
Isabela 2nd District Engineering Office	14,068,000	14,068,000
Nueva Vizcaya 2nd District Engineering Office	57,000,000	57,000,000
Nueva Vizcaya District Engineering Office	2,000,000	2,000,000
Quirino District Engineering Office	5,000,000	5,000,000
Region III - Central Luzon	151,584,000	151,584,000

Bataan lst District Engineering Office	35,550,000	35,550,000
Bataan 2nd District Engineering Office	25,000,000	25,000,000
Nueva Ecija lst District Engineering Office	15,034,000	15,034,000
Pampanga lst District Engineering Office	39,000,000	39,000,000
Pampanga 2nd District Engineering Office	33,000,000	33,000,000
Zambales lst District Engineering Office	4,000,000	4,000,000
Region IVA - CALABARZON	84,300,000	84,300,000

Batangas 2nd District Engineering Office	20,000,000	20,000,000

1262	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Laguna 2nd District Engineering Office	15,000,000	15,000,000
Quezon 1st District Engineering Office	14,640,000	14,640,000
Quezon 3rd District Engineering Office	34,660,000	34,660,000
Region IVB - MIMAROPA	260,575,000	260,575,000

Marinduque District Engineering Office	36,000,000	36,000,000
Mindoro Occidental District Engineering Office	70,000,000	70,000,000
Mindoro Oriental District Engineering Office	105,575,000	105,575,000
Palawan 1st District Engineering Office	4,000,000	4,000,000
Palawan 2nd District Engineering Office	6,500,000	6,500,000
Romblon District Engineering Office	33,500,000	33,500,000
Southern Mindoro District Engineering Office	5,000,000	5,000,000
Region V - Bicol	166,000,000	166,000,000

Camarines Norte District Engineering Office	5,000,000	5,000,000
Camarines Sur 4th District Engineering Office	105,000,000	105,000,000
Catanduanes District Engineering Office	3,000,000	3,000,000
Masbate 2nd District Engineering Office	53,000,000	53,000,000
Region VI - Western Visayas	188,502,000	188,502,000

Bacolod City District Engineering Office	7,086,000	7,086,000
Guimaras District Engineering Office	15,616,000	15,616,000
Iloilo 1st District Engineering Office	13,000,000	13,000,000
Iloilo 2nd District Engineering Office	106,620,000	106,620,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1263
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Iloilo 4th District Engineering Office	43,180,000	43,180,000
Negros Occidental 3rd District Engineering Office	3,000,000	3,000,000
Region VII - Central Visayas	220,920,000	220,920,000

Bohol 1st District Engineering Office	20,000,000	20,000,000
Bohol 2nd District Engineering Office	8,000,000	8,000,000
Bohol 3rd District Engineering Office	8,000,000	8,000,000
Cebu 2nd District Engineering Office	65,000,000	65,000,000
Cebu 3rd District Engineering office	17,840,000	17,840,000
Cebu 4th District Engineering Office	5,000,000	5,000,000
Cebu 6th District Engineering Office	40,000,000	40,000,000
Cebu City District Engineering Office	39,000,000	39,000,000
Negros Oriental lst District Engineering Office	6,080,000	6,080,000
Negros Oriental 2nd District Engineering Office	12,000,000	12,000,000
Region VIII - Eastern Visayas	172,410,000	172,410,000

Biliran District Engineering Office	10,000,000	10,000,000
Eastern Samar District Engineering Office	5,000,000	5,000,000
Leyte lst District Engineering Office	4,600,000	4,600,000
Leyte 2nd District Engineering Office	45,000,000	45,000,000
Leyte 3rd District Engineering Office	13,000,000	13,000,000
Leyte 5th District Engineering Office	21,500,000	21,500,000
Northern Samar lst District Engineering Office	29,310,000	29,310,000

1264	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Northern Samar 2nd District Engineering Office	17,000,000	17,000,000
Tacloban City District Engineering Office	27,000,000	27,000,000
Region IX - Zamboanga Peninsula	84,435,000	84,435,000

Zamboanga del Norte 1st District Engineering Office	5,485,000	5,485,000
Zamboanga del Norte 2nd District Engineering Office	20,000,000	20,000,000
Zamboanga del Norte 3rd District Engineering Office	23,950,000	23,950,000
Zamboanga del Sur 1st District Engineering Office	10,000,000	10,000,000
Zamboanga Sibugay 2nd District Engineering Office	25,000,000	25,000,000
Region X - Northern Mindanao	57,331,000	57,331,000

Bukidnon 1st District Engineering Office	12,000,000	12,000,000
Bukidnon 2nd District Engineering Office	5,465,000	5,465,000
Lanao del Norte 1st District Engineering Office	5,000,000	5,000,000
Misamis Occidental 2nd District Engineering Office	1,500,000	1,500,000
Misamis Occidental District Engineering Office	4,000,000	4,000,000
Misamis Oriental 1st District Engineering Office	16,298,000	16,298,000
Misamis Oriental 2nd District Engineering Office	13,068,000	13,068,000
Region XI - Davao	8,600,000	8,600,000

Davao City District Engineering Office	3,100,000	3,100,000
Davao Occidental District Engineering Office	5,500,000	5,500,000
Region XII - SOCCSKSARGEN	240,150,000	240,150,000

North Cotabato 1st District Engineering Office	16,000,000	16,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1265
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

North Cotabato 2nd District Engineering Office	6,000,000	6,000,000
South Cotabato District Engineering Office	28,600,000	23,600,000
Sultan Kudarat 2nd District Engineering Office	189,550,000	189,550,000
Region XIII - CARAGA	126,250,000	126,250,000

Agusan del Sur 2nd District Engineering Office	14,000,000	14,000,000
Butuan City District Engineering Office	28,000,000	28,000,000
Surigao del Norte lst District Engineering Office	31,000,000	31,000,000
Surigao del Sur 1st District Engineering Office	53,250,000	53,250,000
Project(s)
Foreign - Assisted Project(s)	89,420,000	89,420,000

Metro Manila Priority Bridges for Seismic Design Improvement Project, (JICA, PH-P260]	89,420,000	89,420,000

National Capital Region (NCR)	89,420,000	89,420,000

Central Office	89,420,000	89,420,000
Widening of Permanent Bridges	19,192,516,000	19,192,516,000

Widening of Permanent Bridges	19,192,516,000	19,192,516,000

National Capital Region (NCR)	8,261,803,000	8,261,803,000

Central Office	8,261,803,000	8,261,803,000
Region I - Ilocos	964,650,000	964,650,000

Ilocos Norte 1st District Engineering Office	195,700,000	195,700,000
Ilocos Sur 2nd District Engineering Office	8,580,000	8,580,000
La Union lst District Engineering Office	50,000,000	50,000,000
La Union 2nd District Engineering Office	115,000,000	115,000,000
Pangasinan 1st District Engineering Office	244,900,000	244,900,000

1266	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Pangasinan 2nd District Engineering Office	67,000,000	67,000,000
Pangasinan 3rd District Engineering Office	106,000,000	106,000,000
Pangasinan 4th District Engineering Office	177,470,000	177,470,000
Cordillera Administrative Region (CAR)	100,500,000	100,500,000

Baguio City District Engineering Office	74,750,000	74,750,000
Lower Kalinga District Engineering Office	25,750,000	25,750,000
Region II - Cagayan Valley	352,512,000	352,512,000

Cagayan 2nd District Engineering Office	63,000,000	63,000,000
Cagayan 3rd District Engineering Office	128,832,000	128,832,000
Isabela 1st District Engineering Office	75,850,000	75,850,000
Isabela 2nd District Engineering Office	45,530,000	45,530,000
Isabela 4th District Engineering Office	39,300,000	39,300,000
Region III - Central Luzon	872,180,000	872,180,000

Bataan 1st District Engineering Office	44,000,000	44,000,000
Bataan 2nd District Engineering Office	63,000,000	63,000,000
Bulacan 1st District Engineering Office	30,000,000	30,000,000
Bulacan 2nd District Engineering Office	64,280,000	64,280,000
Nueva Ecija 1st District Engineering Office	228,860,000	228,860,000
Nueva Ecija 2nd District Engineering Office	77,600,000	77,600,000
Pampanga 3rd District Engineering Office	35,000,000	35,000,000
Tarlac 2nd District Engineering Office	21,200,000	21,200,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1267
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Tarlac District Engineering Office	166,740,000	166,740,000
Zambales lst District Engineering Office	106,500,000	106,500,000
Zambales 2nd District Engineering Office	35,000,000	35,000,000
Region IVA - CALABARZON	778,477,000	778,477,000

Batangas lst District Engineering Office	125,775,000	125,775,000
Batangas 2nd District Engineering Office	68,800,000	68,800,000
Batangas 3rd District Engineering Office	87,566,000	87,566,000
Batangas 4th District Engineering Office	88,000,000	88,000,000
Cavite 2nd District Engineering Office	37,800,000	37,800,000
Cavite District Engineering Office	22,000,000	22,000,000
Laguna lst District Engineering Office	100,106,000	100,106,000
Laguna 3rd District Engineering Office	53,000,000	53,000,000
Quezon lst District Engineering Office	51,630,000	51,630,000
Quezon 3rd District Engineering Office	23,000,000	23,000,000
Quezon 4th District Engineering Office	57,800,000	57,800,000
Rizal lst District Engineering Office	20,000,000	20,000,000
Rizal 2nd District Engineering Office	43,000,000	43,000,000
Region IVB - MIMAROPA	308,634,000	308,634,000

Palawan lst District Engineering Office	169,680,000	169,680,000
Palawan 2nd District Engineering Office	65,320,000	65,320,000
Palawan 3rd District Engineering Office	24,000,000	24,000,000

1268	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Southern Mindoro District Engineering Office	49,634,000	49,634,000
Region V - Bicol	481,200,000	481,200,000

Albay 3rd District Engineering Office	80,000,000	80,000,000
Camarines Norte District Engineering Office	106,000,000	106,000,000
Camarines Sur 1st District Engineering Office	114,500,000	114,500,000
Camarines Sur 2nd District Engineering Office	37,000,000	37,000,000
Camarines Sur 4th District Engineering Office	76,900,000	76,900,000
Camarines Sur 5th District Engineering Office	66,800,000	66,800,000
Region VI - Western Visayas	1,371,482,000	1,371,482,000

Aklan District Engineering Office	120,000,000	120,000,000
Antique District Engineering Office	106,379,000	106,379,000
Bacolod City District Engineering Office	67,000,000	67,000,000
Capiz 2nd District Engineering Office	92,080,000	92,080,000
Guimaras District Engineering Office	63,058,000	63,058,000
Iloilo 1st District Engineering Office	111,000,000	111,000,000
Iloilo 2nd District Engineering Office	125,000,000	125,000,000
Iloilo 3rd District Engineering Office	249,200,000	249,200,000
Iloilo City District Engineering Office	62,810,000	62,810,000
Negros Occidental 1st District Engineering Office	201,878,000	201,878,000
Negros Occidental 2nd District Engineering Office	90,750,000	90,750,000
Negros Occidental 3rd District Engineering Office	40,000,000	40,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1269
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Negros Occidental 4th District Engineering Office	42,327,000	42,327,000
Region VII - Central Visayas	326,340,000	326,340,000

Cebu lst District Engineering Office	88,400,000	88,400,000
Cebu 4th District Engineering Office	30,000,000	30,000,000
Cebu 5th District Engineering Office	50,000,000	50,000,000
Cebu City District Engineering Office	18,000,000	18,000,000
Negros Oriental 2nd District Engineering Office	10,940,000	10,940,000
Negros Oriental 3rd District Engineering office	129,000,000	129,000,000
Region VIII - Eastern Visayas	1,859,221,000	1,859,221,000

Biliran District Engineering Office	24,000,000	24,000,000
Leyte lst District Engineering Office	292,150,000	292,150,000
Leyte 2nd District Engineering Office	176,221,000	176,221,000
Leyte 4th District Engineering Office	187,500,000	187,500,000
Leyte 5th District Engineering Office	140,290,000	140,290,000
Northern Samar 1st District Engineering Office	141,920,000	141,920,000
Samar 1st District Engineering Office	420,000,000	420,000,000
Samar 2nd District Engineering Office	160,550,000	160,550,000
Southern Leyte District Engineering Office	252,590,000	252,590,000
Tacloban City District Engineering Office	64,000,000	64,000,000
Region IX - Zamboanga Peninsula	477,384,000	477,384,000

Zamboanga City District Engineering Office	74,000,000	74,000,000

1270	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Zamboanga del Norte 1st District Engineering Office	15,060,000	15,060,000
Zamboanga del Norte 2nd District Engineering Office	188,054,000	188,054,000
Zamboanga del Norte 3rd District Engineering Office	11,450,000	11,450,000
Zamboanga Sibugay 1st District Engineering Office	70,680,000	70,680,000
Zamboanga Sibugay 2nd District Engineering Office	118,140,000	118,140,000
Region X - Northern Mindanao	1,489,350,000	1,489,350,000

Bukidnon 1st District Engineering Office	109,801,000	109,801,000
Bukidnon 2nd District Engineering Office	337,089,000	337,089,000
Cagayan de Oro City 2nd District Engineering Office	13,500,000	13,500,000
Lanao del Norte 1st District Engineering Office	209,500,000	209,500,000
Lanao del Norte 2nd District Engineering Office	73,000,000	73,000,000
Misamis Occidental 2nd District Engineering Office	41,500,000	41,500,000
Misamis Occidental District Engineering Office	162,000,000	162,000,000
Misamis Oriental 1st District Engineering Office	427,676,000	427,676,000
Misamis Oriental 2nd District Engineering Office	115,284,000	115,284,000
Region XI - Davao	583,623,000	583,623,000

Davao City 2nd District Engineering Office	47,820,000	47,820,000
Davao del Norte District Engineering Office	86,000,000	86,000,000
Davao del Sur District Engineering Office	78,200,000	78,200,000
Davao Oriental 1st District Engineering office	28,454,000	28,454,000
Davao Oriental 2nd District Engineering Office	343,149,000	343,149,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1271
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region XII - SOCCSKSARGEN	500,050,000	500,050,000

Cotabato City District Engineering Office	50,000,000	50,000,000
North Cotabato lst District Engineering Office	258,600,000	258,600,000
Sarangani District Engineering Office	134,650,000	134,650,000
South Cotabato 2nd District Engineering Office	41,200,000	41,200,000
Sultan Kudarat 1st District Engineering Office	15,600,000	15,600,000
Region XIII - CARAGA	465,110,000	465,110,000

Agusan del Norte District Engineering Office	55,450,000	55,450,000
Agusan del Sur lst District Engineering Office	95,000,000	95,000,000
Agusan del Sur 2nd District Engineering Office	97,400,000	97,400,000
Butuan City District Engineering office	46,000,000	46,000,000
Surigao del Norte lst District Engineering Office	156,260,000	156,260,000
Surigao del Norte 2nd Engineering Office	15,000,000	15,000,000
Construction of New Bridges	4,225,150,000	4,225,150,000

Construction of New Bridges	3,425,150,000	3,425,150,000

National Capital Region (NCR)	2,221,688,000	2,221,688,000

Central Office	2,221,688,000	2,221,688,000
Cordillera Administrative Region (CAR)	70,000,000	70,000,000

Upper Kalinga District Engineering Office	70,000,000	70,000,000
Region II - Cagayan Valley	168,200,000	168,200,000

Batanes District Engineering Office	18,200,000	18,200,000
Quirino District Engineering Office	150,000,000	150,000,000
Region III - Central Luzon	30,000,000	30,000,000

1272	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Bataan 2nd District Engineering Office	30,000,000	30,000,000
Region IVB - MIMAROPA	246,750,000	246,750,000

Mindoro Occidental District Engineering Office	120,000,000	120,000,000
Palawan 2nd District Engineering Office	93,750,000	93,750,000
Romblon District Engineering Office	33,000,000	33,000,000
Region V - Bicol	47,000,000	47,000,000

Albay 2nd District Engineering Office	35,000,000	35,000,000
Catanduanes District Engineering Office	12,000,000	12,000,000
Region VI - Western Visayas	21,152,000	21,152,000

Iloilo 1st District Engineering Office	21,152,000	21,152,000
Region VII - Central Visayas	88,000,000	88,000,000

Bohol 2nd District Engineering Office	40,000,000	40,000,000
Cebu 3rd District Engineering Office	10,000,000	10,000,000
Cebu 4th District Engineering Office	38,000,000	38,000,000
Region VIII - Eastern Visayas	15,000,000	15,000,000

Southern Leyte District Engineering Office	15,000,000	15,000,000
Region IX - Zamboanga Peninsula	186,260,000	186,260,000

Zamboanga del Norte 2nd District Engineering Office	91,260,000	91,260,000
Zamboanga del Sur 1st District Engineering Office	55,000,000	55,000,000
Zamboanga Sibugay 2nd District Engineering Office	40,000,000	40,000,000
Region X - Northern Mindanao	70,000,000	70,000,000

Regional Office X - Proper	40,000,000	40,000,000
Misamis Occidental 2nd District Engineering Office	30,000,000	30,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1273
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region XI - Davao	132,000,000	132,000,000

Davao del Sur District Engineering Office	24,000,000	24,000,000
Davao Occidental District Engineering Office	108,000,000	108,000,000
Region XII - SOCCSKSARGEN	72,600,000	72,600,000

Sarangani District Engineering Office	72,600,000	72,600,000
Region XIII - CARAGA	56,500,000	56,500,000

Agusan del Sur 2nd District Engineering Office	26,250,000	26,250,000
Surigao del Sur 2nd District Engineering Office	30,250,000	30,250,000
Project(s)
Foreign-Assisted Project(s)	800,000,000	800,000,000

Panguil Bay Bridge Construction Project, Misamis Occidental and Lanao del Norte Provinces, Region X and XII, Korean Economic Development Fund, KEDCF, L/A No. 18	700,000,000	700,000,000

National Capital Region (NCR)	700,000,000	700,000,000

Central Office	700,000,000	700,000,000
Bridge Construction Acceleration Project for Socioeconomic Development	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
Protect Lives and Properties Against Major Floods	127,734,500,000	127,734,500,000

FLOOD MANAGEMENT PROGRAM	127,734,500,000	127,734,500,000

Construction/ Maintenance of Flood Mitigation Structures and Drainage Systems	97,217,780,000	97,217,780,000

Construction/ Maintenance of Flood Mitigation Structures and Drainage Systems	97,017,780,000	97,017,780,000

National Capital Region (NCR)	46,690,568,000	46,690,568,000

Central Office	35,595,961,000	35,595,961,000

1274	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Las Piñas - Muntinlupa District Engineering Office	765,000,000	765,000,000
Malabon-Navotas District Engineering Office	970,000,000	970,000,000
Metro Manila lst District Engineering Office	1,710,000,000	1,710,000,000
Metro Manila 2nd District Engineering Office	2,130,000,000	2,130,000,000
Metro Manila 3rd District Engineering Office	1,200,700,000	1,200,700,000
North Manila District Engineering Office	2,377,000,000	2,377,000,000
Quezon City lst District Engineering Office	1,022,000,000	1,022,000,000
Quezon City 2nd District Engineering Office	188,806,000	188,806,000
South Manila District Engineering Office	731,101,000	731,101,000
Region I - Ilocos	3,944,117,000	3,944,117,000

Regional Office I - Proper	101,200,000	101,200,000
Ilocos Norte lst District Engineering Office	909,071,000	909,071,000
Ilocos Norte 2nd District Engineering Office	129,000,000	129,000,000
Ilocos Sur lst District Engineering Office	519,267,000	519,267,000
Ilocos Sur 2nd District Engineering Office	436,382,000	436,382,000
La Union lst District Engineering Office	90,000,000	90,000,000
La Union 2nd District Engineering Office	205,000,000	205,000,000
Pangasinan lst District Engineering Office	75,000,000	75,000,000
Pangasinan 2nd District Engineering Office	1,028,197,000	1,028,197,000
Pangasinan 3rd District Engineering Office	451,000,000	451,000,000
Cordillera Administrative Region (CAR)	1,259,980,000	1,259,980,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1275
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Abra District Engineering Office	30,000,000	30,000,000
Apayao lst District Engineering Office	148,000,000	148,000,000
Apayao 2nd District Engineering Office	245,780,000	245,780,000
Baguio City District Engineering Office	219,700,000	ERR
Benguet lst District Engineering Office	205,000,000	205,000,000
Benguet 2nd District Engineering Office	117,000,000	117,000,000
Lower Kalinga District Engineering Office	205,000,000	205,000,000
Mt. Province lst District Engineering Office	7,500,000	7,500,000
Mt. Province 2nd District Engineering Office	55,000,000	55,000,000
Upper Kalinga District Engineering Office	27,000,000	27,000,000
Region II - Cagayan Valley	1,193,305,000	1,193,305,000

Batanes District Engineering Office	66,000,000	66,000,000
Cagayan 1st District Engineering Office	26,805,000	26,805,000
Cagayan 2nd District Engineering Office	208,500,000	208,500,000
Cagayan 3rd District Engineering Office	79,000,000	79,000,000
Isabela 2nd District Engineering Office	30,000,000	30,000,000
Isabela 3rd District Engineering Office	120,000,000	120,000,000
Isabela 4th District Engineering Office	395,000,000	395,000,000
Nueva Vizcaya District Engineering Office	266,000,000	266,000,000
Quirino District Engineering Office	2,000,000	2,000,000
Region III - Central Luzon	8,777,690,000	8,777,690,000

Aurora District Engineering Office	183,760,000	183,760,000
Bataan lst District Engineering Office	388,194,000	388,194,000
Bataan 2nd District Engineering Office	176,346,000	176,346,000

1276	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Bulacan 1st District Engineering Office	868,691,000	868,691,000
Bulacan 2nd District Engineering Office	935,633,000	935,633,000
Nueva Ecija 1st District Engineering Office	530,565,000	530,565,000
Nueva Ecija 2nd District Engineering Office	515,248,000	515,248,000
Pampanga 1st District Engineering Office	229,915,000	229,915,000
Pampanga 2nd District Engineering Office	679,131,000	679,131,000
Pampanga 3rd District Engineering Office	318,202,000	318,202,000
Tarlac 2nd District Engineering Office	724,629,000	724,629,000
Tarlac District Engineering Office	1,667,376,000	1,667,376,000
Zambales 1st District Engineering Office	640,000,000	640,000,000
Zambales 2nd District Engineering Office	920,000,000	920,000,000
Region IVA - CALABARZON	6,458,672,000	6,458,672,000

Regional Office IVA - Proper	1,316,528,000	1,316,528,000
Batangas 1st District Engineering Office	60,000,000	60,000,000
Batangas 2nd District Engineering Office	128,532,000	128,532,000
Batangas 3rd District Engineering Office	160,000,000	160,000,000
Batangas 4th District Engineering Office	205,000,000	205,000,000
Cavite District Engineering Office	510,000,000	510,000,000
Laguna 1st District Engineering Office	289,200,000	289,200,000
Laguna 2nd District Engineering Office	1,199,800,000	1,199,800,000
Laguna 3rd District Engineering Office	60,000,000	60,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1277
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Quezon 1st District Engineering Office	118,980,000	118,980,000
Quezon 3rd District Engineering Office	310,436,000	310,436,000
Quezon 4th District Engineering Office	380,000,000	380,000,000
Rizal 1st District Engineering Office	1,170,000,000	1,170,000,000
Rizal 2nd District Engineering Office	550,196,000	550,196,000
Region IVB - MIMAROPA	2,058,146,000	2,058,146,000

Marinduque District Engineering Office	335,500,000	335,500,000
Mindoro Occidental District Engineering Office	331,170,000	331,170,000
Mindoro Oriental District Engineering Office	20,000,000	20,000,000
Palawan 1st District Engineering Office	100,000,000	100,000,000
Palawan 2nd District Engineering Office	140,000,000	140,000,000
Palawan 3rd District Engineering Office	35,000,000	35,000,000
Romblon District Engineering Office	746,476,000	746,476,000
Southern Mindoro District Engineering Office	350,000,000	350,000,000
Region V - Bicol	5,854,233,000	5,854,233,000

Albay 1st District Engineering Office	83,000,000	83,000,000
Albay 2nd District Engineering Office	1,112,750,000	1,112,750,000
Albay 3rd District Engineering Office	125,000,000	125,000,000
Camarines Norte District Engineering Office	478,155,000	478,155,000
Camarines Sur 1st District Engineering Office	38,000,000	38,000,000
Camarines Sur 2nd District Engineering Office	475,000,000	475,000,000

1278	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Camarines Sur 3rd District Engineering Office	155,000,000	155,000,000
Camarines Sur 4th District Engineering Office	285,000,000	285,000,000
Catanduanes District Engineering Office	690,000,000	690,000,000
Masbate 1st District Engineering Office	50,000,000	50,000,000
Masbate 2nd District Engineering Office	100,000,000	100,000,000
Masbate 3rd District Engineering Office	365,000,000	365,000,000
Sorsogon 2nd District Engineering Office	1,195,328,000	1,195,328,000
Sorsagon District Engineering Office	702,000,000	702,000,000
Region VI - Western Visayas	1,260,266,000	1,260,266,000

Aklan District Engineering Office	125,000,000	125,000,000
Bacolod City District Engineering Office	120,000,000	120,000,000
Guimaras District Engineering Office	205,100,000	205,100,000
Iloilo 1st District Engineering Office	214,500,000	214,500,000
Iloilo 2nd District Engineering Office	70,666,000	70,666,000
Iloilo 3rd District Engineering Office	15,000,000	15,000,000
Iloilo City District Engineering Office	230,000,000	230,000,000
Negros Occidental 1st District Engineering Office	140,000,000	140,000,000
Negros Occidental 2nd District Engineering Office	140,000,000	140,000,000
Region VII - Central Visayas	3,767,225,000	3,767,225,000

Bohol 1st District Engineering Office	100,000,000	100,000,000
Bohol 2nd District Engineering Office	110,000,000	110,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1279
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Bohol 3rd District Engineering Office	273,350,000	273,350,000
Cebu 1st District Engineering Office	250,055,000	250,055,000
Cebu 2nd District Engineering Office	490,000,000	490,000,000
Cebu 3rd District Engineering Office	205,000,000	205,000,000
Cebu 4th District Engineering Office	477,000,000	477,000,000
Cebu 6th District Engineering Office	35,600,000	35,600,000
Cebu City District Engineering Office	600,000,000	600,000,000
Negros Oriental 1st District Engineering Office	285,000,000	285,000,000
Negros Oriental 2nd District Engineering Office	365,000,000	365,000,000
Negros Oriental 3rd District Engineering Office	389,000,000	389,000,000
Siquijor District Engineering Office	187,220,000	187,220,000
Region VIII - Eastern Visayas	3,515,609,000	3,515,609,000

Biliran District Engineering Office	371,477,000	371,477,000
Eastern Samar District Engineering Office	680,256,000	680,256,000
Leyte 1st District Engineering Office	177,206,000	177,206,000
Leyte 2nd District Engineering Office	220,856,000	220,856,000
Leyte 3rd District Engineering Office	118,429,000	118,429,000
Leyte 4th District Engineering Office	339,000,000	339,000,000
Leyte 5th District Engineering Office	313,998,000	313,998,000
Northern Samar 2nd District Engineering Office	219,553,000	219,553,000

1280	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Samar 1st District Engineering Office	410,744,000	410,744,000
Samar 2nd District Engineering Office	171,771,000	171,771,000
Southern Leyte District Engineering Office	486,650,000	486,650,000
Tacloban City District Engineering Office	5,669,000	5,669,000
Region IX - Zamboanga Peninsula	1,601,935,000	1,601,935,000

Isabela City District Engineering Office	145,000,000	145,000,000
Zamboanga City District Engineering Office	315,000,000	315,000,000
Zamboanga del Norte 1st District Engineering Office	90,000,000	90,000,000
Zamboanga del Norte 2nd District Engineering Office	25,000,000	25,000,000
Zamboanga del Norte 3rd District Engineering Office	310,000,000	310,000,000
Zamboanga del Sur 1st District Engineering Office	431,935,000	431,935,000
Zamboanga Sibugay 1st District Engineering Office	40,000,000	40,000,000
Zamboanga Sibugay 2nd District Engineering Office	245,000,000	245,000,000
Region X - Northern Mindanao	2,500,149,000	2,500,149,000

Bukidnon 1st District Engineering Office	120,000,000	120,000,000
Bukidnon 2nd District Engineering Office	10,000,000	10,000,000
Bukidnon 3rd District Engineering Office	110,000,000	110,000,000
Cagayan de Oro City 1st District Engineering Office	200,000,000	200,000,000
Cagayan de Oro City 2nd District Engineering Office	190,000,000	190,000,000
Camiguin District Engineering Office	218,429,000	218,429,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1281
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Lanao del Norte 1st District Engineering Office	230,000,000	230,000,000
Lanao del Norte 2nd District Engineering Office	290,000,000	290,000,000
Misamis Occidental 2nd District Engineering Office	140,000,000	140,000,000
Misamis Occidental District Engineering Office	350,000,000	350,000,000
Misamis Oriental 1st District Engineering Office	451,720,000	451,720,000
Misamis Oriental 2nd District Engineering Office	190,000,000	190,000,000
Region XI - Davao	3,391,276,000	3,391,276,000

Compostela Valley District Engineering Office	670,000,000	670,000,000
Davao City 2nd District Engineering Office	167,000,000	167,000,000
Davao City District Engineering Office	718,000,000	718,000,000
Davao del Sur District Engineering Office	440,000,000	440,000,000
Davao Occidental District Engineering Office	614,000,000	614,000,000
Davao Oriental 1st District Engineering Office	473,236,000	473,236,000
Davao Oriental 2nd District Engineering Office	309,040,000	309,040,000
Region XII - SOCCSKSARGEN	2,636,220,000	2,636,220,000

Cotabato City District Engineering Office	700,000,000	700,000,000
North Cotabato 1st District Engineering Office	470,367,000	470,367,000
North Cotabato 2nd District Engineering Office	602,364,000	602,364,000
Sarangani District Engineering Office	79,453,000	79,453,000
South Cotabato 2nd District Engineering Office	10,200,000	10,200,000
South Cotabato District Engineering Office	224,136,000	224,136,000

1282	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Sultan Kudarat 1st District Engineering Office	279,000,000	279,000,000
Sultan Kudarat 2nd District Engineering Office	270,700,000	270,700,000
Region XIII - CARAGA	2,108,389,000	2,108,389,000

Agusan del Norte District Engineering Office	216,857,000	216,857,000
Agusan del Sur 1st District Engineering Office	214,596,000	214,596,000
Agusan del Sur 2nd District Engineering Office	340,000,000	340,000,000
Butuan City District Engineering Office	261,170,000	261,170,000
Surigao del Norte 1st District Engineering Office	385,300,000	385,300,000
Surigao del Norte 2nd District Engineering Office	100,000,000	100,000,000
Surigao del Sur 1st District Engineering Office	328,966,000	328,966,000
Surigao del Sur 2nd District Engineering Office	261,500,000	261,500,000
Project(s)
Foreign-Assisted Projects(s)	200,000,000	200,000,000

Metro Manila Flood Management Project, Phase I (MMFMPI)	200,000,000	200,000,000

National Capital Region (NCR)	200,000,000	200,000,000

Central Office	200,000,000	200,000,000
Construction/ Rehabilitation of Flood Mitigation Facilities within Major River Basins and Principal Rivers	30,516,720,000	30,516,720,000

Construction/ Rehabilitation of Flood Mitigation Facilities within Major Basins and Principal Rivers	25,724,390,000	25,724,390,000

National Capital Region (NCR)	10,158,028,000	10,158,028,000

Central Office	10,078,028,000	10,078,028,000
Metro Manila 1st District Engineering Office	20,000,000	20,000,000
Metro Manila 3rd District Engineering Office	50,000,000	50,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1283
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Quezon City 2nd District Engineering Office	10,000,000	10,000,000
Region I - Ilocos	2,984,081,000	2,984,081,000

Ilocos Norte 1st District Engineering Office	426,514,000	426,514,000
Ilocos Sur 1st District Engineering Office	257,193,000	257,193,000
Ilocos Sur 2nd District Engineering Office	135,000,000	135,000,000
La Union 1st District Engineering Office	165,000,000	165,000,000
La Union 2nd District Engineering Office	123,492,000	123,492,000
Pangasinan 1st District Engineering Office	175,000,000	175,000,000
Pangasinan 2nd District Engineering Office	312,702,000	312,702,000
Pangasinan 3rd District Engineering Office	632,000,000	632,000,000
Pangasinan 4th District Engineering Office	757,180,000	757,180,000
Cordillera Administrative Region (CAR)	858,612,000	858,612,000

Abra District Engineering Office	768,612,000	768,612,000
Apayao 2nd District Engineering Office	10,000,000	10,000,000
Benguet 1st District Engineering Office	20,000,000	20,000,000
Benguet 2nd District Engineering Office	10,000,000	10,000,000
Lower Kalinga District Engineering Office	50,000,000	50,000,000
Region II - Cagayan Valley	781,300,000	781,300,000

Cagayan 2nd District Engineering Office	184,500,000	184,500,000
Cagayan 3rd District Engineering Office	47,000,000	47,000,000
Isabela 2nd District Engineering Office	170,000,000	170,000,000
Isabela 3rd District Engineering Office	330,000,000	330,000,000

1284	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Nueva Vizcaya District Engineering Office	49,800,000	49,800,000
Region III - Central Luzon	2,984,899,000	2,984,899,000

Bulacan 1st District Engineering Office	1,047,160,000	1,047,160,000
Bulacan 2nd District Engineering Office	180,000,000	180,000,000
Nueva Ecija 2nd District Engineering Office	829,802,000	829,802,000
Pampanga 1st District Engineering Office	237,644,000	237,644,000
Pampanga 2nd District Engineering Office	45,000,000	45,000,000
Tarlac 2nd District Engineering Office	434,793,000	434,793,000
Tarlac District Engineering Office	30,500,000	30,500,000
Zambales 1st District Engineering Office	130,000,000	130,000,000
Zambales 2nd District Engineering Office	50,000,000	50,000,000
Region IVA - CALABARZON	1,434,228,000	1,434,228,000

Regional Office IVA - Proper	360,000,000	360,000,000
Batangas 2nd District Engineering Office	120,000,000	120,000,000
Cavite District Engineering Office	640,000,000	640,000,000
Quezon 1st District Engineering Office	234,228,000	234,228,000
Quezon 2nd District Engineering Office	50,000,000	50,000,000
Rizal 2nd District Engineering Office	30,000,000	30,000,000
Region IVB - MIMAROPA	612,420,000	612,420,000

Mindoro Occidental District Engineering Office	310,000,000	310,000,000
Mindoro Oriental District Engineering Office	182,420,000	182,420,000
Southern Mindoro District Engineering Office	120,000,000	120,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1285
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region V - Bicol	761,000,000	761,000,000

Albay 2nd District Engineering Office	210,000,000	210,000,000
Albay 3rd District Engineering Office	141,000,000	141,000,000
Camarines Norte District Engineering Office	120,000,000	120,000,000
Camarines Sur 1st District Engineering Office	200,000,000	200,000,000
Camarines Sur 2nd District Engineering Office	90,000,000	90,000,000
Region VI - Western Visayas	1,576,654,000	1,576,654,000

Aklan District Engineering Office	515,000,000	515,000,000
Antique District Engineering Office	135,000,000	135,000,000
Bacolod City District Engineering Office	34,174,000	34,174,000
Capiz 2nd District Engineering Office	308,920,000	308,920,000
Iloilo 2nd District Engineering Office	360,000,000	360,000,000
Iloilo 4th District Engineering Office	106,500,000	106,500,000
Negros Occidental 1st District Engineering Office	117,060,000	117,060,000
Region VII - Central Visayas	240,000,000	240,000,000

Cebu 2nd District Engineering Office	50,000,000	50,000,000
Cebu 3rd District Engineering Office	140,000,000	140,000,000
Negros Oriental 3rd District Engineering Office	50,000,000	50,000,000
Region VIII - Eastern Visayas	190,918,000	190,918,000

Leyte 4th District Engineering Office	40,000,000	40,000,000
Leyte 5th District Engineering Office	110,000,000	110,000,000
Northern Samar 2nd District Engineering Office	40,918,000	40,918,000

1286	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region IX - Zamboanga Peninsula	478,258,000	478,258,000

Zamboanga del Sur 1st District Engineering Office	100,000,000	100,000,000
Zamboanga Sibugay 1st District Engineering Office	293,258,000	293,258,000
Zamboanga Sibugay 2nd District Engineering Office	85,000,000	85,000,000
Region X - Northern Mindanao	545,000,000	545,000,000

Cagayan de Oro City 1st District Engineering Office	125,000,000	125,000,000
Cagayan de Oro City 2nd District Engineering Office	50,000,000	50,000,000
Lanao del Norte 1st District Engineering Office	40,000,000	40,000,000
Lanao del Norte 2nd District Engineering Office	199,000,000	199,000,000
Misamis Oriental 1st District Engineering Office	25,000,000	25,000,000
Misamis Oriental 2nd District Engineering Office	106,000,000	106,000,000
Region XI - Davao	1,382,000,000	1,382,000,000

Compostela Valley District Engineering Office	120,000,000	120,000,000
Davao City 2nd District Engineering Office	240,000,000	240,000,000
Davao City District Engineering Office	952,000,000	952,000,000
Davao Oriental 1st District Engineering Office	70,000,000	70,000,000
Region XII - SOCCSKSARGEN	357,000,000	357,000,000

North Cotabato 2nd District Engineering Office	23,000,000	23,000,000
Sarangani District Engineering Office	10,000,000	10,000,000
South Cotabato 2nd District Engineering Office	274,000,000	274,000,000
Sultan Kudarat 1st District Engineering Office	50,000,000	50,000,000
Region XIII - CARAGA	379,992,000	379,992,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1287
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Agusan del Norte District Engineering Office	120,000,000	120,000,000
Agusan del Sur 1st District Engineering Office	54,992,000	54,992,000
Butuan City District Engineering Office	30,000,000	30,000,000
Surigao del Sur 1st District Engineering Office	175,000,000	175,000,000
Project(s)
Foreign-Assisted Projects(s)	4,792,330,000	4,792,330,000

Flood Risk Management Project (FRIMP) in Cagayan, Tagoloan and Imus Rivers, JICA, PH - P253	1,400,000,000	1,400,000,000

National Capital Region (NCR)	1,400,000,000	1,400,000,000

Central Office	1,400,000,000	1,400,000,000
Pasig - Marikina River Channel Improvement Project, Phase III, Pasig - Marikina River, NCR, JICA, PH - P252	800,000,000	800,000,000

National Capital Region (NCR)	800,000,000	800,000,000

Central Office	800,000,000	800,000,000
Integrated Disaster Risk Reduction and Climate Change Adaptation Measures in the Low Lying Areas of Pampanga Bay, Pampanga (KEDCF L/A No. PHL-17)	1,000,000,000	1,000,000,000

National Capital Region (NCR)	1,000,000,000	1,000,000,000

Central Office	1,000,000,000	1,000,000,000
Flood Risk Management Project for Cagayan de Oro River (JICA, PH - P259)	1,500,000,000	1,500,000,000

National Capital Region (NCR)	1,500,000,000	1,500,000,000

Central Office	1,500,000,000	1,500,000,000
Cavite Industrial Area Flood Risk Management Project (CIA-FRMP)	42,330,000	42,330,000

National Capital Region (NCR)	42,330,000	42,330,000

Central Office	42,330,000	42,330,000
Infrastructure Preparation and Innovation Facility (IPIF), Output 2 (Water Projects), ADB, Technical Assistance Loan	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000

1288	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

LOCAL PROGRAM	118,960,456,000	118,960,456,000

Buildings and Other Structures- SCHOOL BUILDINGS - Local Infrastracture Program	454,550,000	454,550,000

Project(s)
Locally-Funded Project(s)	454,550,000	454,550,000

Construction/Rehabilitation of School Buildings	454,550,000	454,550,000

National Capital Region (NCR)	206,500,000	206,500,000

Las Pinas-Muntinlupa District Engineering Office	18,000,000	18,000,000
Malabon-Navotas District Engineering Office	9,500,000	9,500,000
Metro Manila 1st District Engineering Office	17,000,000	17,000,000
Metro Manila 2nd District Engineering Office	42,000,000	42,000,000
Metro Manila 3rd District Engineering Office	3,000,000	3,000,000
North Manila District Engineering Office	41,500,000	41,500,000
Quezon City 2nd District Engineering Office	65,000,000	65,000,000
South Manila District Engineering Office	10,500,000	10,500,000
Region I - Ilocos	15,500,000	15,500,000

Ilocos Norte 2nd District Engineering Office	4,000,000	4,000,000
Ilocos Sur 2nd District Engineering Office	1,000,000	1,000,000
Pangasinan 3rd District Engineering Office	8,500,000	8,500,000
Pangasinan 4th District Engineering Office	2,000,000	2,000,000
Cordillera Administrative Region (CAR)	18,100,000	18,100,000

Apayao 1st District Engineering Office	6,200,000	6,200,000
Apayao 2nd District Engineering Office	5,300,000	5,300,000
Mountain Province First District Engineering Office	6,600,000	6,600,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1289
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region II - Cagayan Valley	20,700,000	20,700,000

Batanes District Engineering Office	2,000,000	2,000,000
Cagayan 1st District Engineering Office	3,000,000	3,000,000
Cagayan 2nd District Engineering Office	700,000	700,000
Cagayan 3rd District Engineering Office	15,000,000	15,000,000
Region III - Central Luzon	39,700,000	39,700,000

Aurora District Engineering Office	6,000,000	6,000,000
Bataan 1st District Engineering Office	7,000,000	7,000,000
Bulacan 1st District Engineering Office	2,700,000	2,700,000
Nueva Ecija 1st District Engineering Office	7,500,000	7,500,000
Nueva Ecija 2nd District Engineering Office	2,000,000	2,000,000
Pampanga 1st District Engineering Office	6,000,000	6,000,000
Tarlac District Engineering Office	2,000,000	2,000,000
Zambales 1st District Engineering Office	6,500,000	6,500,000
Region IVA - CALABARZON	17,000,000	17,000,000

Batangas 2nd District Engineering Office	5,000,000	5,000,000
Cavite District Engineering Office	1,500,000	1,500,000
Quezon 1st District Engineering Office	6,500,000	6,500,000
Quezon 2nd District Engineering Office	3,000,000	3,000,000
Rizal 2nd District Engineering Office	1,000,000	1,000,000
Region IVB - MIMAROPA	55,350,000	55,350,000

Marinduque District Engineering Office	5,000,000	5,000,000

1290	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Mindoro Occidental District Engineering Office	2,000,000	2,000,000
Palawan 2nd District Engineering Office	35,500,000	35,500,000
Palawan 3rd District Engineering Office	8,250,000	8,250,000
Romblon District Engineering Office	4,600,000	4,600,000
Region VI - Western Visayas	14,100,000	14,100,000

Antique District Engineering Office	2,000,000	2,000,000
Iloilo 1st District Engineering Office	2,000,000	2,000,000
Iloilo 3rd District Engineering Office	2,000,000	2,000,000
Iloilo 4th District Engineering Office	500,000	500,000
Negros Occidental 1st District Engineering Office	5,600,000	5,600,000
Negros Occidental 3rd District Engineering Office	2,000,000	2,000,000
Region VII - Central Visayas	2,800,000	2,800,000

Cebu 6th District Engineering Office	2,800,000	2,800,000
Region VIII - Eastern Visayas	10,000,000	10,000,000

Northern Samar 2nd District Engineering Office	10,000,000	10,000,000
Region X - Northern Mindanao	12,000,000	12,000,000

Bukidnon 1st District Engineering Office	2,000,000	2,000,000
Bukidnon 2nd District Engineering Office	10,000,000	10,000,000
Region XI - Davao	39,800,000	39,800,000

Compostela Valley District Engineering Office	21,900,000	21,900,000
Davao City District Engineering Office	17,900,000	17,900,000
Region XII - SOCCSKSARGEN	3,000,000	3,000,000

Sultan Kudarat 2nd District Engineering Office	3,000,000	3,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1291
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Buildings and Other Structures-MULTIPURPOSE/FACILITIES - Construction/Repair Rehabilitation/Improvement of Various Infrastructure including Local Projects	10,275,303,000	10,275,303,000

Project(s)
Locally-Funded Project(s)	10,275,303,000	10,275,303,000

Construction/ Rehabilitation/ Multipurpose Building/ Facilities	10,275,303,000	10,275,303,000

National Capital Region (NCR)	6,946,700,000	6,946,700,000

Central Office	5,183,200,000	5,183,200,000
Las Piñas-Muntinlupa Engineering Office	84,500,000	84,500,000
Metro Manila 1st District Engineering Office	1,211,000,000	1,211,000,000
North Manila District Engineering Office	92,500,000	92,500,000
Quezon City 1st District Engineering Office	273,000,000	273,000,000
Quezon City 2nd District Engineering Office	61,000,000	61,000,000
South Manila District Engineering Office	41,500,000	41,500,000
Region I - Ilocos	74,700,000	74,700,000

Ilocos Sur 1st District Engineering Office	3,700,000	3,700,000
Ilocos Sur 2nd District Engineering Office	33,000,000	33,000,000
Pangasinan 1st District Engineering Office	5,000,000	5,000,000
Pangasinan 2nd District Engineering Office	33,000,000	33,000,000
Cordillera Administrative Region (CAR)	5,000,000	5,000,000

Lower Kalinga District Engineering Office	5,000,000	5,000,000
Region II - Cagayan Valley	128,800,000	128,800,000

Batanes District Engineering Office	96,000,000	96,000,000
Cagayan 1st District Engineering Office	5,000,000	5,000,000
Isabela 1st District Engineering Office	10,000,000	10,000,000

1292	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Quirino District Engineering Office	17,800,000	17,800,000
Region III - Central Luzon	389,000,000	389,000,000

Bulacan 1st District Engineering Office	50,000,000	50,000,000
Bulacan 2nd District Engineering Office	5,000,000	5,000,000
Nueva Ecija 2nd District Engineering Office	7,000,000	7,000,000
Pampanga 1st District Engineering Office	294,000,000	294,000,000
Zambales 1st District Engineering Office	28,000,000	28,000,000
Zambales 2nd District Engineering Office	5,000,000	5,000,000
Region IVA - CALABARZON	941,000,000	941,000,000

Batangas 2nd District Engineering Office	65,000,000	65,000,000
Batangas 4th District Engineering Office	750,500,000	750,500,000
Cavite 2nd District Engineering Office	5,000,000	5,000,000
Quezon 1st District Engineering Office	15,500,000	15,500,000
Quezon 2nd District Engineering Office	50,000,000	50,000,000
Quezon 3rd District Engineering Office	30,000,000	30,000,000
Quezon 4th District Engineering Office	20,000,000	20,000,000
Rizal 2nd District Engineering Office	5,000,000	5,000,000
Region IVB - CALABARZON	154,600,000	154,600,000

Marinduque District Engineering Office	122,600,000	122,600,000
Mindoro Oriental District Engineering Office	30,000,000	30,000,000
Palawan 3rd District Engineering Office	2,000,000	2,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1293
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region V - Bicol	166,500,000	166,500,000

Albay 1st District Engineering Office	11,500,000	11,500,000
Albay 2nd District Engineering Office	87,500,000	87,500,000
Camarines Norte District Engineering Office	5,000,000	5,000,000
Camarines Sur 1st District Engineering Office	7,500,000	7,500,000
Camarines Sur 2nd District Engineering Office	30,000,000	30,000,000
Camarines Sur 3rd District Engineering Office	20,000,000	20,000,000
Camarines Sur 5th District Engineering Office	5,000,000	5,000,000
Region VI - Western Visayas	118,000,000	118,000,000

Aklan District Engineering Office	4,000,000	4,000,000
Iloilo 2nd District Engineering Office	38,000,000	38,000,000
Iloilo 3rd District Engineering Office	29,000,000	29,000,000
Iloilo 4th District Engineering Office	32,000,000	32,000,000
Negros Occidental 4th District Engineering Office	15,000,000	15,000,000
Region VII - Central Visayas	239,000,000	239,000,000

Bohol 1st District Engineering Office	45,000,000	45,000,000
Bohol 2nd District Engineering Office	10,000,000	10,000,000
Bohol 3rd District Engineering Office	180,000,000	180,000,000
Cebu 4th District Engineering Office	2,000,000	2,000,000
Negros Oriental 2nd District Engineering Office	2,000,000	2,000,000
Region VIII - Eastern Visayas	278,803,000	278,803,000

1294	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Eastern Samar District Engineering Office	20,000,000	20,000,000
Leyte 1st District Engineering Office	5,000,000	5,000,000
Leyte 3rd District Engineering Office	30,000,000	30,000,000
Leyte 4th District Engineering Office	63,803,000	63,803,000
Leyte 5th District Engineering Office	50,000,000	50,000,000
Northern Samar 1st District Engineering Office	10,000,000	10,000,000
Samar 1st District Engineering Office	40,000,000	40,000,000
Samar 2nd District Engineering Office	60,000,000	60,000,000
Region IX - Zamboanga Peninsula	10,700,000	10,700,000

Zamboanga City District Engineering Office	8,700,000	8,700,000
Zamboanga Sibugay 1st District Engineering Office	2,000,000	2,000,000
Region X - Northern Mindanao	96,500,000	96,500,000

Misamis Occidental District Engineering Office	1,500,000	1,500,000
Misamis Occidental 2nd District Engineering Office	95,000,000	95,000,000
Region XI - Davao	593,000,000	593,000,000

Compostela Valley District Engineering Office	263,500,000	263,500,000
Davao City District Engineering Office	5,000,000	5,000,000
Davao City 2nd District Engineering Office	50,000,000	50,000,000
Davao del Norte District Engineering Office	94,500,000	94,500,000
Davao Occidental District Engineering Office	150,000,000	150,000,000
Davao Oriental 2nd District Engineering Office	30,000,000	30,000,000
Region XII - SOCCSKSARGEN	124,000,000	124,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1295
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Sarangani District Engineering Office	30,000,000	30,000,000
South Cotabato District Engineering Office	29,000,000	29,000,000
South Cotabato 2nd District Engineering Office	65,000,000	65,000,000
Region XIII - CARAGA	9,000,000	9,000,000

Surigao del Norte 1st District Engineering Office	4,000,000	4,000,000
Surigao del Sur 1st District Engineering Office	3,000,000	3,000,000
Surigao del Sur 2nd District Engineering Office	2,000,000	2,000,000
Buildings and Other Structures MULTIPURPOSE / FACILITIES - Local Infrastructure Program	18,595,876,000	18,595,876,000

Project(s)
Locally-Funded Project(s)	18,595,876,000	18,595,876,000

Construction/Rehabilitation of Multipurpose Building/Facilities	18,595,876,000	18,595,876,000

National Capital Region (NCR)	3,167,247,000	3,167,247,000

Central Office	1,500,000,000	1,500,000,000
Las Piñas-Muntinlupa District Engineering Office	53,000,000	53,000,000
Malabon-Navotas District Engineering Office	86,500,000	86,500,000
Metro Manila 1st District Engineering Office	419,400,000	419,400,000
Metro Manila 2nd District Engineering Office	97,347,000	97,347,000
Metro Manila 3rd District Engineering Office	163,500,000	163,500,000
North Manila District Engineering Office	320,500,000	320,500,000
Quezon City 1st District Engineering Office	308,000,000	308,000,000
Quezon City 2nd District Engineering Office	62,000,000	62,000,000

1296	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

South Manila District Engineering Office	157,000,000	157,000,000
Region I - Ilocos	944,397,000	944,397,000

Ilocos Norte 1st District Engineering Office	287,300,000	287,300,000
Ilocos Norte 2nd District Engineering Office	7,000,000	7,000,000
Ilocos Sur 1st District Engineering Office	47,447,000	47,447,000
Ilocos Sur 2nd District Engineering Office	48,500,000	48,500,000
La Union 1st District Engineering Office	114,800,000	114,800,000
La Union 2nd District Engineering Office	108,000,000	108,000,000
Pangasinan 1st District Engineering Office	111,500,000	111,500,000
Pangasinan 2nd District Engineering Office	111,850,000	111,850,000
Pangasinan 3rd District Engineering Office	98,000,000	98,000,000
Pangasinan 4th District Engineering Office	10,000,000	10,000,000
Cordillera Administrative Region (CAR)	332,800,000	332,800,000

Abra District Engineering Office	93,500,000	93,500,000
Apayao 1st District Engineering Office	10,300,000	10,300,000
Apayao 2nd District Engineering Office	38,000,000	38,000,000
Baguio City District Engineering Office	30,500,000	30,500,000
Benguet 1st District Engineering Office	30,500,000	30,500,000
Benguet 2nd District Engineering Office	29,000,000	29,000,000
Ifugao 2nd District Engineering Office	5,000,000	5,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1297
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Ifugao District Engineering Office	5,500,000	5,500,000
Lower Kalinga District Engineering Office	11,500,000	11,500,000
Mt. Province First District Engineering Office	52,000,000	52,000,000
Mt. Province Second District Engineering Office	7,500,000	7,500,000
Upper Kalinga District Engineering Office	19,500,000	19,500,000
Region II - Cagayan Valley	672,370,000	672,370,000

Batanes District Engineering Office	27,500,000	27,500,000
Cagayan 1st District Engineering Office	19,000,000	19,000,000
Cagayan 2nd District Engineering Office	81,100,000	81,100,000
Cagayan 3rd District Engineering Office	25,000,000	25,000,000
Isabela 1st District Engineering Office	95,000,000	95,000,000
Isabela 2nd District Engineering Office	73,000,000	73,000,000
Isabela 3rd District Engineering Office	81,000,000	81,000,000
Isabela 4th District Engineering Office	78,500,000	78,500,000
Nueva Vizcaya 2nd District Engineering Office	39,900,000	39,900,000
Nueva Vizcaya District Engineering Office	71,370,000	71,370,000
Quirino District Engineering Office	81,000,000	81,000,000
Region III - Central Luzon	1,469,547,000	1,469,547,000

Aurora District Engineering Office	59,600,000	59,600,000
Bataan 1st District Engineering Office	52,500,000	52,500,000
Bataan 2nd District Engineering Office	70,000,000	70,000,000

1298	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Bulacan 1st District Engineering Office	170,800,000	170,800,000
Bulacan 2nd District Engineering Office	161,000,000	161,000,000
Nueva Ecija 1st District Engineering Office	125,500,000	125,500,000
Nueva Ecija 2nd District Engineering Office	80,500,000	80,500,000
Pampanga 1st District Engineering Office	227,700,000	227,700,000
Pampanga 2nd District Engineering Office	27,000,000	27,000,000
Pampanga 3rd District Engineering Office	82,250,000	82,250,000
Tarlac 2nd District Engineering Office	48,000,000	48,000,000
Tarlac District Engineering Office	222,197,000	222,197,000
Zambales 1st District Engineering Office	81,500,000	81,500,000
Zambales 2nd District Engineering Office	61,000,000	61,000,000
Region IVA - CALABARZON	2,124,700,000	2,124,700,000

Regional Office IVA - Proper	184,000,000	184,000,000
Batangas 1st District Engineering Office	145,000,000	145,000,000
Batangas 2nd District Engineering Office	105,500,000	105,500,000
Batangas 3rd District Engineering Office	75,500,000	75,500,000
Batangas 4th District Engineering Office	611,500,000	611,500,000
Cavite 2nd District Engineering Office	71,000,000	71,000,000
Cavite District Engineering Office	168,500,000	168,500,000
Laguna 1st District Engineering Office	93,000,000	93,000,000
Laguna 2nd District Engineering Office	206,000,000	206,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1299
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Laguna 3rd District Engineering Office	45,500,000	45,500,000
Quezon 1st District Engineering Office	77,500,000	77,500,000
Quezon 2nd District Engineering Office	20,000,000	20,000,000
Quezon 3rd District Engineering Office	149,500,000	149,500,000
Quezon 4th District Engineering Office	87,200,000	87,200,000
Rizal 1st District Engineering Office	51,500,000	51,500,000
Rizal 2nd District Engineering Office	33,500,000	33,500,000
Region IVB - MIMAROPA	604,750,000	604,750,000

Marinduque District Engineering Office	90,000,000	90,000,000
Mindoro Occidental District Engineering Office	46,000,000	46,000,000
Mindoro Oriental District Engineering Office	126,000,000	126,000,000
Palawan 1st District Engineering Office	66,000,000	66,000,000
Palawan 2nd District Engineering Office	34,200,000	34,200,000
Palawan 3rd District Engineering Office	56,050,000	56,050,000
Romblon District Engineering Office	71,500,000	71,500,000
Southern Mindoro District Engineering Office	115,000,000	115,000,000
Region V - Bicol	1,544,075,000	1,544,075,000

Albay 1st District Engineering Office	17,000,000	17,000,000
Albay 2nd District Engineering Office	227,000,000	227,000,000
Albay 3rd District Engineering Office	152,500,000	152,500,000

1300	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Camarines Norte District Engineering Office	138,000,000	138,000,000
Camarines Sur 1st District Engineering Office	126,500,000	126,500,000
Camarines sur 2nd District Engineering Office	73,000,000	73,000,000
Camarines Sur 3rd District Engineering Office	44,000,000	44,000,000
Camarines Sur 4th District Engineering Office	38,500,000	38,500,000
Camarines Sur 5th District Engineering Office	29,000,000	29,000,000
Catanduanes District Engineering Office	108,000,000	108,000,000
Masbate 1st District Engineering Office	12,000,000	12,000,000
Masbate 2nd District Engineering Office	80,000,000	80,000,000
Masbate 3rd District Engineering Office	5,000,000	5,000,000
Sorsogon 2nd District Engineering Office	285,075,000	285,075,000
Sorsogon District Engineering Office	208,500,000	208,500,000
Region VI - Western Visayas	1,280,650,000	1,280,650,000

Aklan District Engineering Office	94,000,000	94,000,000
Antique District Engineering Office	104,000,000	104,000,000
Bacolod City District Engineering Office	49,500,000	49,500,000
Capiz 1st District Engineering Office	15,500,000	15,500,000
Capiz 2nd District Engineering Office	8,000,000	8,000,000
Guimaras District Engineering Office	65,000,000	65,000,000
Iloilo 1st District Engineering Office	115,000,000	115,000,000
Iloilo 2nd District Engineering Office	173,350,000	173,350,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1301
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Iloilo 3rd District Engineering Office	95,000,000	95,000,000
Iloila 4th District Engineering Office	73,500,000	73,500,000
Iloilo City District Engineering Office	111,300,000	111,300,000
Negros Occidental 1st District Engineering Office	176,000,000	176,000,000
Negros Occidental 2nd District Engineering Office	79,000,000	79,000,000
Negros Occidental 3rd District Engineering Office	72,500,000	72,500,000
Negros Occidental 4th District Engineering Office	49,000,000	49,000,000
Region VII - Central Visayas	1,157,600,000	1,157,600,000

Bohol 1st District Engineering Office	102,500,000	102,500,000
Bohol 2nd District Engineering Office	118,300,000	118,300,000
Bohol 3rd District Engineering Office	85,500,000	85,500,000
Cebu 1st District Engineering Office	213,000,000	213,000,000
Cebu 2nd District Engineering Office	43,000,000	43,000,000
Cebu 3rd District Engineering Office	51,000,000	51,000,000
Cebu 4th District Engineering Office	59,500,000	59,500,000
Cebu 5th District Engineering Office	34,500,000	34,500,000
Cebu 6th District Engineering Office	98,800,000	98,800,000
Cebu City District Engineering Office	157,500,000	157,500,000
Negros Oriental 1st District Engineering Office	34,000,000	34,000,000
Negros Oriental 2nd District Engineering Office	43,000,000	43,000,000
Negros Oriental 3rd District Engineering Office	51,500,000	51,500,000

1302	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Siquijor District Engineering Office	65,500,000	65,500,000
Region VIII - Eastern Visayas	560,000,000	560,000,000

Biliran District Engineering Office	60,000,000	60,000,000
Eastern Samar District Engineering Office	76,000,000	76,000,000
Leyte 1st District Engineering Office	11,500,000	11,500,000
Leyte 2nd District Engineering Office	34,500,000	34,500,000
Leyte 3rd District Engineering Office	45,500,000	45,500,000
Leyte 4th District Engineering Office	8,000,000	8,000,000
Leyte 5th District Engineering office	49,000,000	49,000,000
Northern Samar 1st District Engineering Office	43,000,000	43,000,000
Northern Samar 2nd District Engineering Office	15,000,000	15,000,000
Samar 1st District Engineering Office	54,000,000	54,000,000
Samar 2nd District Engineering Office	75,000,000	75,000,000
Southern Leyte District Engineering Office	57,500,000	57,500,000
Tacloban City District Engineering Office	31,000,000	31,000,000
Region IX - Zamboanga Peninsula	718,857,000	718,857,000

Regional Office IX - Proper	120,000,000	120,000,000
Isabela City District Engineering Office	48,000,000	48,000,000
Zamboanga City District Engineering Office	49,200,000	49,200,000
Zamboanga del Norte 1st District Engineering Office	52,100,000	52,100,000
Zamboanga del Norte 2nd District Engineering Office	77,057,000	77,057,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1303
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Zamboanga del Norte 3rd District Engineering Office	69,000,000	69,000,000
Zamboanga del Sur 1st District Engineering Office	124,500,000	124,500,000
Zamboanga del Sur 2nd District Engineering Office	18,000,000	18,000,000
Zamboanga Sibugay 1st District Engineering Office	79,500,000	79,500,000
Zamboanga Sibugay 2nd District Engineering Office	81,500,000	81,500,000
Region X - Northern Mindanao	1,260,773,000	1,260,773,000

Regional Office X - Proper	230,000,000	230,000,000
Bukidnon 1st District Engineering Office	71,500,000	71,500,000
Bukidnon 2nd District Engineering Office	88,500,000	88,500,000
Bukidnon 3rd District Engineering Office	72,000,000	72,000,000
Cagayan de Oro City 1st District Engineering Office	30,000,000	30,000,000
Cagayan de Oro City 2nd District Engineering Office	43,000,000	43,000,000
Camiguin District Engineering Office	71,000,000	71,000,000
Lanao del Norte 1st District Engineering Office	90,000,000	90,000,000
Lanao del Norte 2nd District Engineering Office	124,500,000	124,500,000
Misamis Occidental 2nd District Engineering Office	132,000,000	132,000,000
Misamis Occidental District Engineering Office	77,000,000	77,000,000
Misamis Oriental 1st District Engineering Office	145,500,000	145,500,000
Misamis Oriental 2nd District Engineering Office	85,773,000	85,773,000
Region XI - Davao	1,191,160,000	1,191,160,000

Compostela Valley District Engineering Office	327,600,000	327,600,000

1304	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Davao City 2nd District Engineering Office	66,500,000	66,500,000
Davao City District Engineering Office	355,760,000	355,760,000
Davao del Norte District Engineering Office	28,000,000	28,000,000
Davao del Sur District Engineering Office	81,500,000	81,500,000
Davao Occidental District Engineering Office	106,500,000	106,500,000
Davao Oriental 1st District Engineering Office	83,300,000	83,300,000
Davao Oriental 2nd District Engineering Office	142,000,000	142,000,000
Region XII - SOCCSKSARGEN	875,200,000	875,200,000

Cotabato City District Engineering Office	139,000,000	139,000,000
North Cotabato 1st District Engineering Office	94,000,000	94,000,000
North Cotabato 2nd District Engineering Office	67,500,000	67,500,000
Sarangani District Engineering Office	120,000,000	120,000,000
South Cotabato 2nd District Engineering Office	188,000,000	188,000,000
South Cotabato District Engineering Office	128,000,000	128,000,000
Sultan Kudarat 1st District Engineering Office	73,000,000	73,000,000
Sultan Kudarat 2nd District Engineering Office	65,700,000	65,700,000
Region XIII - CARAGA	691,750,000	691,750,000

Agusan del Norte District Engineering Office	89,000,000	89,000,000
Agusan del Sur 1st District Engineering Office	60,250,000	60,250,000
Agusan del Sur 2nd District Engineering Office	57,000,000	57,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1305
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Butuan City District Engineering Office	32,500,000	32,500,000
Dinagat Islands District Engineering Office	6,000,000	6,000,000
Surigao del Norte 1st District Engineering Office	61,000,000	61,000,000
Surigao del Norte 2nd District Engineering Office	201,000,000	201,000,000
Surigao del Sur 1st District Engineering Office	77,000,000	77,000,000
Surigao del Sur 2nd District Engineering Office	108,000,000	108,000,000
Buildings and Other Structures - MULTIPURPOSE / FACILITIES - National Building Program	6,486,142,000	6,486,142,000

Project(s)
Locally-Funded Project(s)	6,486,142,000	6,486,142,000

Construction/Rehabilitation of Buildings	6,486,142,000	6,486,142,000

National Capital Region (NCR)	5,184,672,000	5,184,672,000

Central Office	4,967,154,000	4,967,154,000
Metro Manila 1st District Engineering Office	47,350,000	47,350,000
Metro Manila 3rd District Engineering Office	75,700,000	75,700,000
North Manila District Engineering Office	40,000,000	40,000,000
Quezon City 2nd District Engineering Office	46,925,000	46,925,000
South Manila District Engineering Office	7,543,000	7,543,000
Region I - Ilocos	83,729,000	83,729,000

Ilocos Sur 1st District Engineering Office	10,000,000	10,000,000
La Union 1st District Engineering Office	10,443,000	10,443,000
La Union 2nd District Engineering Office	47,586,000	47,586,000
Pangasinan 4th District Engineering Office	15,700,000	15,700,000

1306	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Cordillera Administrative Region (CAR)	82,150,000	82,150,000

Apayao 2nd District Engineering Office	38,590,000	38,590,000
Mountain Province Second District Engineering Office	41,745,000	41,745,000
Upper Kalinga District Engineering Office	1,815,000	1,815,000
Region II - Cagayan Valley	81,805,000	81,805,000

Batanes District Engineering Office	46,000,000	46,000,000
Cagayan 2nd District Engineering Office	9,805,000	9,805,000
Cagayan 3rd District Engineering Office	21,000,000	21,000,000
Isabela 4th District Engineering Office	5,000,000	5,000,000
Region III - Central Luzon	46,106,000	46,106,000

Aurora District Engineering Office	10,481,000	10,481,000
Zambales 1st District Engineering Office	35,625,000	35,625,000
Region IVA - CALABARZON	92,652,000	92,652,000

Regional Office IVA - Proper	20,000,000	20,000,000
Batangas 3rd District Engineering Office	26,496,000	26,496,000
Laguna 2nd District Engineering Office	16,890,000	16,890,000
Quezon 1st District Engineering Office	17,266,000	17,266,000
Rizal 1st District Engineering Office	12,000,000	12,000,000
Region IVB - MIMAROPA	78,397,000	78,397,000

Marinduque District Engineering Office	16,397,000	16,397,000
Mindoro Occidental District Engineering Office	22,000,000	22,000,000
Romblon District Engineering Office	40,000,000	40,000,000
Region V - Bicol	144,398,000	144,398,000

Albay 3rd District Engineering Office	40,000,000	40,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1307
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Camarines Sur 2nd District Engineering Office	46,871,000	46,871,000
Camarines Sur 3rd District Engineering Office	44,000,000	44,000,000
Catanduanes District Engineering Office	7,657,000	7,657,000
Sorsogon 2nd District Engineering Office	5,870,000	5,870,000
Region VI - Western Visayas	30,000,000	30,000,000

Capiz 2nd District Engineering Office	30,000,000	30,000,000
Region VII - Central Visayas	139,421,000	139,421,000

Bohol 1st District Engineering Office	30,555,000	30,555,000
Bohol 2nd District Engineering Office	35,645,000	35,645,000
Cebu 1st District Engineering Office	30,000,000	30,000,000
Negros Oriental 2nd District Engineering Office	32,321,000	32,321,000
Negros Oriental 3rd District Engineering Office	10,900,000	10,900,000
Region VIII - Eastern Visayas	12,000,000	12,000,000

Leyte 4th District Engineering Office	12,000,000	12,000,000
Region IX - Zamboanga Peninsula	61,651,000	61,651,000

Regional Office IX - Proper	5,651,000	5,651,000
Zamboanga del Sur 1st District Engineering Office	56,000,000	56,000,000
Region X - Northern Mindanao	309,045,000	309,045,000

Bukidnon 2nd District Engineering Office	2,000,000	2,000,000
Bukidnon 3rd District Engineering Office	15,826,000	15,826,000
Lanao del Norte 2nd District Engineering Office	5,217,000	5,217,000
Misamis Occidental 2nd District Engineering Office	272,496,000	272,496,000
Misamis Oriental 1st District Engineering Office	13,506,000	13,506,000
Region XI - Davao	115,186,000	115,186,000

1308	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Regional Office XI	51,730,000	51,730,000
Compostela Valley District Engineering Office	34,384,000	34,384,000
Davao City District Engineering Office	11,966,000	11,966,000
Davao del Norte District Engineering Office	17,106,000	17,106,000
Region XII - SOCCSKSARGEN	21,930,000	21,930,000

South Cotabato 2nd District Engineering Office	21,930,000	21,930,000
Region XIII - CARAGA	3,000,000	3,000,000

Surigao del Sur 1st District Engineering Office	3,000,000	3,000,000
Flood Control and Drainage - FLOOD CONTROL STRUCTURES/FACILITIES - Construction/ Repair/ Rehabilitation/ Improvement of Various Infrastructure including Local Projects	5,823,808,000	5,823,808,000

Project(s)
Locally-Funded Project(s)	5,823,808,000	5,823,808,000

Construction/ Rehabilitation of Flood Control Structures	5,823,808,000	5,823,808,000

National Capital Region (NCR)	4,018,000,000	4,018,000,000

Central Office	3,978,000,000	3,978,000,000
Las Pinas-Muntinlupa District Engineering Office	5,000,000	5,000,000
Metro Manila 1st District Engineering Office	5,000,000	5,000,000
Metro Manila 3rd District Engineering Office	30,000,000	30,000,000
Cordillera Administrative Region	20,000,000	20,000,000

Abra District Engineering Office	20,000,000	20,000,000
Region II - Cagayan Valley	50,000,000	50,000,000

Isabela 1st District Engineering Office	50,000,000	50,000,000
Region III - Central Luzon	343,308,000	343,308,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1309
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Aurora District Engineering Office	20,000,000	20,000,000
Pampanga 1st District Engineering Office	323,308,000	323,308,000
Region IVA - CALABARZON	18,500,000	18,500,000

Batangas 4th District Engineering Office	18,500,000	18,500,000
Region IVB - MIMAROPA	172,000,000	172,000,000

Marinduque District Engineering Office	82,000,000	82,000,000
Mindoro Oriental District Engineering Office	90,000,000	90,000,000
Region V - Albay	59,500,000	59,500,000

Albay District Engineering Office	1,500,000	1,500,000
Catanduanes District Engineering Office	28,000,000	28,000,000
Masbate 1st District Engineering Office	20,000,000	20,000,000
Sorsogon 2nd District Engineering Office	10,000,000	10,000,000
Region VI - Western Visayas	368,500,000	368,500,000

Iloilo City District Engineering Office	8,500,000	8,500,000
Guimaras District Engineering Office	10,000,000	10,000,000
Negros Occidental 1st District Engineering Office	150,000,000	150,000,000
Negros Occidental 4th District Engineering Office	200,000,000	200,000,000
Region VII - Central Visayas	50,000,000	50,000,000

Bohol 2nd District Engineering Office	20,000,000	20,000,000
Bohol 3rd District Engineering Office	30,000,000	30,000,000
Region VIII - Eastern Visayas	235,000,000	235,000,000

Biliran District Engineering Office	30,000,000	30,000,000

1310	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Eastern Samar District Engineering Office	50,000,000	50,000,000
Samar 1st District Engineering Office	155,000,000	155,000,000
Region IX - Zamboanga Peninsula	3,000,000	3,000,000

Zamboanga City District Engineering Office	3,000,000	3,000,000
Region X - Northern Mindanao	443,000,000	443,000,000

Lanao del Norte 1st District Engineering Office	5,000,000	5,000,000
Misamis Occidental District Engineering Office	188,000,000	188,000,000
Misamis Occidental 2nd District Engineering Office	250,000,000	250,000,000
Region XI - Davao	13,000,000	13,000,000

Compastela Valley District Engineering Office	13,000,000	13,000,000
Region XIII - CARAGA	30,000,000	30,000,000

Agusan del Sur 2nd District Engineering Office	30,000,000	30,000,000
Flood Control and Drainage - FLOOD CONTROL STRUCTURES / FACILITIES - Local Infrastructure Program	2,340,938,000	2,340,938,000

Project(s)
Locally-Funded Project(s)	2,340,938,000	2,340,938,000

Construction / Rehabilitation of Flood Control Structures	2,340,938,000	2,340,938,000

National Capital Region (NCR)	706,000,000	706,000,000

Central Office	662,000,000	662,000,000
Malabon - Navotas District Engineering Office	8,000,000	8,000,000
Metro Manila 2nd District Engineering Office	10,000,000	10,000,000
Metro Manila 3rd District Engineering Office	6,000,000	6,000,000
South Manila District Engineering Office	20,000,000	20,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1311
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region I - Ilocos	86,916,000	86,916,000

Ilocos Norte 1st District Engineering Office	17,880,000	17,880,000
Ilocos Norte 2nd District Engineering Office	2,000,000	2,000,000
Ilocos Sur 1st District Engineering Office	5,000,000	5,000,000
La Union 1st District Engineering Office	10,000,000	10,000,000
La Union 2nd District Engineering Office	6,000,000	6,000,000
Pangasinan 1st District Engineering Office	1,036,000	1,036,000
Pangasinan 2nd District Engineering Office	2,000,000	2,000,000
Pangasinan 3rd District Engineering Office	10,000,000	10,000,000
Pangasinan 4th District Engineering Office	33,000,000	33,000,000
Cordillera Administrative Region (CAR)	39,500,000	39,500,000

Abra District Engineering Office	28,500,000	28,500,000
Apayao 1st District Engineering Office	2,500,000	2,500,000
Baguio City District Engineering Office	1,500,000	1,500,000
Lower Kalinga District Engineering Office	5,000,000	5,000,000
Upper Kalinga District Engineering Office	2,000,000	2,000,000
Region II - Cagayan Valley	75,000,000	75,000,000

Batanes District Engineering Office	11,500,000	11,500,000
Cagayan 3rd District Engineering Office	1,000,000	1,000,000
Isabela 1st District Engineering Office	5,000,000	5,000,000
Isabela 3rd District Engineering Office	11,000,000	11,000,000

1312	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Nueva Vizcaya District Engineering Office	46,500,000	46,500,000
Region III - Central Luzon	390,987,000	390,987,000

Aurora District Engineering Office	155,000,000	155,000,000
Bataan 1st District Engineering Office	4,000,000	4,000,000
Bataan 2nd District Engineering Office	22,000,000	22,000,000
Bulacan 1st District Engineering Office	25,000,000	25,000,000
Bulacan 2nd District Engineering Office	12,000,000	12,000,000
Nueva Ecija 1st District Engineering Office	7,000,000	7,000,000
Nueva Ecija 2nd District Engineering Office	39,987,000	39,987,000
Pampanga 1st District Engineering Office	21,000,000	21,000,000
Tarlac District Engineering Office	55,000,000	55,000,000
Zambales 1st District Engineering Office	50,000,000	50,000,000
Region IVA - CALABARZON	324,775,000	324,775,000

Batangas 1st District Engineering Office	52,500,000	52,500,000
Batangas 2nd District Engineering Office	6,500,000	6,500,000
Batangas 4th District Engineering Office	2,000,000	2,000,000
Cavite District Engineering Office	3,000,000	3,000,000
Laguna 1st District Engineering Office	5,000,000	5,000,000
Laguna 2nd District Engineering Office	208,275,000	208,275,000
Laguna 3rd District Engineering Office	2,000,000	2,000,000
Quezon 1st District Engineering Office	5,000,000	5,000,000
Quezon 2nd District Engineering Office	1,000,000	1,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1313
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Rizal 1st District Engineering Office	35,000,000	35,000,000
Rizal 2nd District Engineering Office	4,500,000	4,500,000
Region IVB - MIMAROPA	32,500,000	32,500,000

Marinduque District Engineering Office	1,500,000	1,500,000
Mindoro Occidental District Engineering Office	29,000,000	29,000,000
Southern Mindoro District Engineering Office	2,000,000	2,000,000
Region V - Bicol	408,000,000	408,000,000

Albay 1st District Engineering Office	1,500,000	1,500,000
Albay 2nd District Engineering Office	105,000,000	105,000,000
Camarines Norte District Engineering Office	5,000,000	5,000,000
Camarines Sur 2nd District Engineering Office	4,000,000	4,000,000
Camarines Sur 3rd District Engineering Office	2,000,000	2,000,000
Camarines Sur 4th District Engineering Office	55,000,000	55,000,000
Camarines Sur 5th District Engineering Office	5,500,000	5,500,000
Sorsogon 1st District Engineering Office	120,000,000	120,000,000
Sorsogon 2nd District Engineering Office	110,000,000	110,000,000
Region VI - Western Visayas	34,000,000	34,000,000

Bacolod City District Engineering Office	1,000,000	1,000,000
Capiz 1st District Engineering Office	2,000,000	2,000,000
Iloilo 1st District Engineering Office	12,000,000	12,000,000
Iloilo 2nd District Engineering Office	3,000,000	3,000,000

1314	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Negros Occidental 1st District Engineering Office	16,000,000	16,000,000
Region VII - Central Visayas	36,260,000	36,260,000

Cebu 2nd District Engineering Office	1,500,000	1,500,000
Cebu 6th District Engineering Office	5,000,000	5,000,000
Cebu City District Engineering Office	8,260,000	8,260,000
Negros Oriental 1st District Engineering Office	10,000,000	10,000,000
Negros Oriental 3rd District Engineering Office	11,500,000	11,500,000
Region VIII - Eastern Visayas	86,000,000	86,000,000

Biliran District Engineering Office	30,000,000	30,000,000
Eastern Samar District Engineering Office	10,000,000	10,000,000
Leyte 1st District Engineering Office	5,500,000	5,500,000
Northern Samar 1st District Engineering Office	2,000,000	2,000,000
Northern Samar 2nd District Engineering Office	10,000,000	10,000,000
Samar 1st District Engineering Office	25,000,000	25,000,000
Samar 2nd District Engineering Office	1,500,000	1,500,000
Southern Leyte District Engineering Office	2,000,000	2,000,000
Region IX - Zamboanga Peninsula	11,500,000	11,500,000

Zamboanga City District Engineering Office	9,500,000	9,500,000
Zamboanga del Norte 2nd District Engineering Office	2,000,000	2,000,000
Region X - Northern Mindanao	29,000,000	29,000,000

Bukidnon 1st District Engineering Office	2,000,000	2,000,000
Lanao del Norte 1st District Engineering Office	3,000,000	3,000,000
Misamis Oriental 1st District Engineering Office	24,000,000	24,000,000
Region XI - Davao	2,000,000	2,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1315
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Davao City District Engineering Office	2,000,000	2,000,000
Region XII - SOCCSKSARGEN	2,000,000	2,000,000

South Cotabato 2nd District Engineering Office	2,000,000	2,000,000
Region XIII - CARAGA	76,500,000	76,500,000

Agusan del Norte 1st District Engineering Office	2,500,000	2,500,000
Surigao del Norte 1st District Engineering Office	24,000,000	24,000,000
Surigao del Norte 2nd District Engineering Office	50,000,000	50,000,000
Flood Control and Drainage-DRAINAGE/PROTECTION WORKS - Construction/ Repair/Rehabilitation/Improvement of Various Infrastructure including local Projects	2,302,765,000	2,302,765,000

Project(s)
Locally-Funded Project(s)	2,302,765,000	2,302,765,000

Construction/ Rehabilitation of Drainage Protection Works	2,302,765,000	2,302,765,000

National Capital Region (NCR)	1,786,640,000	1,786,640,000

Central Office	1,701,640,000	1,701,640,000
Metro Manila 1st District Engineering Office	5,000,000	5,000,000
Metro Manila 2nd District Engineering Office	80,000,000	80,000,000
Region I - Ilocos	20,000,000	20,000,000

La Union 1st District Engineering Office	10,000,000	10,000,000
Pangasinan 2nd District Engineering Office	10,000,000	10,000,000
Region II - Cagayan Valley	1,500,000	1,500,000

Quirino District Engineering Office	1,500,000	1,500,000
Region III - Central Luzon	160,000,000	160,000,000

Bulacan 2nd District Engineering Office	10,000,000	10,000,000

1316	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Pampanga 1st District Engineering Office	125,000,000	125,000,000
Pampanga 2nd District Engineering Office	25,000,000	25,000,000
Region IVA - CALABARZON	171,000,000	171,000,000

Regional Office IVA - Proper	38,500,000	38,500,000
Batangas 1st District Engineering Office	75,000,000	75,000,000
Batangas 4th District Engineering Office	7,500,000	7,500,000
Laguna 2nd District Engineering Office	20,000,000	20,000,000
Quezon 3rd District Engineering Office	30,000,000	30,000,000
Region V - Bicol	12,125,000	12,125,000

Sorsogon 2nd District Engineering Office	12,125,000	12,125,000
Region VI - Western Visayas	11,500,000	11,500,000

Bacolod City District Engineering Office	1,500,000	1,500,000
Guimaras District Engineering Office	10,000,000	10,000,000
Region VII - Central Visayas	90,000,000	90,000,000

Cebu 6th District Engineering Office	60,000,000	60,000,000
Negros Oriental 2nd District Engineering Office	30,000,000	30,000,000
Region VIII - Eastern Visayas	15,000,000	15,000,000

Samar 1st District Engineering Office	15,000,000	15,000,000
Region IX - Zamboanga Peninsula	5,000,000	5,000,000

Zamboanga City District Engineering Office	5,000,000	5,000,000
Region X - Northern Mindanao	30,000,000	30,000,000

Cagayan de Oro City 1st District Engineering Office	20,000,000	20,000,000
Misamis Oriental 2nd District Engineering Office	10,000,000	10,000,000
Flood Control and Drainage - DRAINAGE/PROTECTION WORKS - Local Infrastructure Program	798,750,000	798,750,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1317
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Project(s)
Locally-Funded Project(s)	798,750,000	798,750,000

Construction/Rehabilitation of Drainage Protection Works	798,750,000	798,750,000

National Capital Region (NCR)	167,500,000	167,500,000

Las Piñas-Muntinlupa District Engineering Office	27,000,000	27,000,000
Malabon-Navotas District Engineering Office	3,000,000	3,000,000
Metro Manila 1st District Engineering Office	6,500,000	6,500,000
Metro Manila 2nd District Engineering Office	30,000,000	30,000,000
Metro Manila 3rd District Engineering Office	2,000,000	2,000,000
North Manila District Engineering Office	55,000,000	55,000,000
Quezon City 1st District Engineering Office	40,000,000	40,000,000
South Manila District Engineering Office	4,000,000	4,000,000
Region I - Ilocos	49,650,000	49,650,000

Ilocos Norte 1st District Engineering Office	14,450,000	14,450,000
La Union 1st District Engineering Office	4,200,000	4,200,000
Pangasinan 1st District Engineering Office	4,000,000	4,000,000
Pangasinan 2nd District Engineering Office	21,000,000	21,000,000
Pangasinan 3rd District Engineering Office	6,000,000	6,000,000
Cordillera Administrative Region (CAR)	21,500,000	21,500,000

Abra District Engineering Office	9,000,000	9,000,000
Apayao 1st District Engineering Office	2,000,000	2,000,000
Apayao 2nd District Engineering Office	2,000,000	2,000,000

1318	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Baguio City District Engineering Office	4,000,000	4,000,000
Ifugao 1st District Engineering Office	2,000,000	2,000,000
Mountain Province First District Engineering Office	2,500,000	2,500,000
Region II - Cagayan Valley	30,200,000	30,200,000

Batanes District Engineering Office	1,000,000	1,000,000
Cagayan 2nd District Engineering Office	8,000,000	8,000,000
Cagayan 3rd District Engineering Office	1,000,000	1,000,000
Isabela 1st District Engineering Office	12,000,000	12,000,000
Isabela 2nd District Engineering Office	1,000,000	1,000,000
Quirino District Engineering Office	7,200,000	7,200,000
Region III - Central Luzon	86,500,000	86,500,000

Bataan 2nd District Engineering Office	2,000,000	2,000,000
Bulacan 1st District Engineering Office	22,000,000	22,000,000
Bulacan 2nd District Engineering Office	25,000,000	25,000,000
Nueva Ecija 1st District Engineering Office	3,000,000	3,000,000
Nueva Ecija 2nd District Engineering Office	6,000,000	6,000,000
Pampanga 1st District Engineering Office	16,500,000	16,500,000
Pampanga 3rd District Engineering Office	4,000,000	4,000,000
Tarlac District Engineering Office	3,000,000	3,000,000
Zambales 1st District Engineering Office	3,000,000	3,000,000
Zambales 2nd District Engineering Office	2,000,000	2,000,000
Region IVA - CALABARZON	104,700,000	104,700,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1319
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Regional Office IVA - Proper	24,700,000	24,700,000
Batangas 1st District Engineering Office	13,000,000	13,000,000
Batangas 3rd District Engineering Office	6,000,000	6,000,000
Batangas 4th District Engineering Office	4,000,000	4,000,000
Cavite District Engineering Office	5,000,000	5,000,000
Laguna 1st District Engineering Office	3,000,000	3,000,000
Laguna 2nd District Engineering Office	4,000,000	4,000,000
Laguna 3rd District Engineering Office	4,000,000	4,000,000
Quezon 1st District Engineering Office	3,000,000	3,000,000
Rizal 1st District Engineering Office	28,000,000	28,000,000
Rizal 2nd District Engineering Office	10,000,000	10,000,000
Region IVB - MIMAROPA	4,500,000	4,500,000

Mindoro Oriental District Engineering Office	3,000,000	3,000,000
Palawan 2nd District Engineering Office	1,500,000	1,500,000
Region V - Bicol	37,000,000	37,000,000

Camarines Norte District Engineering Office	8,000,000	8,000,000
Camarines Sur 4th District Engineering Office	22,000,000	22,000,000
Catanduanes District Engineering Office	2,000,000	2,000,000
Sorsogon 2nd District Engineering Office	5,000,000	5,000,000
Region VI - Western Visayas	24,200,000	24,200,000

Aklan District Engineering Office	5,000,000	5,000,000
Antique District Engineering Office	1,000,000	1,000,000

1320	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Bacolod City District Engineering Office	5,000,000	5,000,000
Iloilo City District Engineering Office	6,500,000	6,500,000
Negros Occidental 1st District Engineering Office	6,700,000	6,700,000
Region VII - Central Visayas	73,000,000	73,000,000

Cebu 2nd District Engineering Office	66,000,000	66,000,000
Cebu 6th District Engineering Office	7,000,000	7,000,000
Region VIII - Eastern Visayas	33,000,000	33,000,000

Leyte 2nd District Engineering Office	4,000,000	4,000,000
Leyte 5th District Engineering Office	1,000,000	1,000,000
Northern Samar 1st District Engineering Office	13,000,000	13,000,000
Samar 1st District Engineering Office	3,000,000	3,000,000
Southern Leyte District Engineering Office	2,000,000	2,000,000
Tacloban City District Engineering Office	10,000,000	10,000,000
Region IX - Zamboanga Peninsula	20,500,000	20,500,000

Zamboanga City District Engineering Office	20,500,000	20,500,000
Region X - Northern Mindanao	19,500,000	19,500,000

Bukidnon 2nd District Engineering Office	1,000,000	1,000,000
Bukidnon 3rd District Engineering Office	2,500,000	2,500,000
Lanao del Norte 2nd District Engineering Office	15,000,000	15,000,000
Misamis Oriental 1st District Engineering Office	1,000,000	1,000,000
Region XI - Davao	125,000,000	125,000,000

Davao City District Engineering Office	125,000,000	125,000,000
Region XIII - CARAGA	2,000,000	2,000,000

Butuan City District Engineering Office	2,000,000	2,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1321
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

National roads and bridges - National Roads - Public-Private Partnership Strategic Support Fund (including ROM and Subsidy)	8,006,576,000	8,006,576,000

Project(s)
Locally-Funded Project(s)	8,006,576,000	8,006,576,000

Public-Private Partnership Strategic Support Fund (including ROM, Subsidy, and Variations)	8,006,576,000	8,006,576,000

National Capital Region (NCR)	8,006,576,000	8,006,576,000

Central Office	8,006,576,000	8,006,576,000
National Roads and Bridges - NATIONAL ROADS - Construction / Repair / Rehabilitation/ Improvement of Various Infrastructure including including Local Projects	3,450,000,000	3,450,000,000

Project(s)
Locally-Funded Project(s)	3,450,000,000	3,450,000,000

Construction / Rehabilitation of Local Roads	3,450,000,000	3,450,000,000

National Capital Region (NCR)	3,430,000,000	3,430,000,000

Central Office	3,430,000,000	3,430,000,000
Region V - Albay	20,000,000	20,000,000

Catanduanes District Engineering Office	20,000,000	20,000,000
National roads and bridges - National Roads - Local Infrastructure Program	754,239,000	754,239,000

National Capital Region (NCR)	200,000,000	200,000,000

Central Office	200,000,000	200,000,000
Cordillera Administrative Region (CAR)	40,000,000	40,000,000

Abra Office	40,000,000	40,000,000
Region II - Cagayan Valley	35,000,000	35,000,000

Cagayan 1st District Engineering Office	35,000,000	35,000,000
Region III - Central Luzon	83,500,000	83,500,000

Nueva Ecija 2nd District Engineering Office	59,000,000	59,000,000
Zambales 1st District Engineering Office	24,500,000	24,500,000

1322	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region IVA - CALABARZON	69,800,000	69,800,000

Regional Office IV-A	14,800,000	14,800,000
Cavite 2nd District Engineering Office	50,000,000	50,000,000
Rizal 1st District Engineering Office	5,000,000	5,000,000
Region V - Bicol	89,000,000	89,000,000

Albay 1st District Engineering Office	30,000,000	30,000,000
Albay 2nd District Engineering Office	40,000,000	40,000,000
Albay 3rd District Engineering Office	5,000,000	5,000,000
Camarines Sur 4th District Engineering Office	14,000,000	14,000,000
Region VI - Western Visayas	100,000,000	100,000,000

Iloilo 3rd District Engineering Office	100,000,000	100,000,000
Region VIII - Eastern Visayas	37,000,000	37,000,000

Tacloban City District Engineering Office	37,000,000	37,000,000
Region XII - SOCCKSARGEN	99,939,000	99,939,000

Cotabato 1st District Engineering Office	49,939,000	49,939,000
South Cotabato 2nd District Engineering Office	50,000,000	50,000,000
Local Roads and Bridges - LOCAL ROADS - Construction / Repair / Rehabilitation/ Improvement of Various Infrastructure including including Local Projects	40,549,655,000	40,549,655,000

Project(s)
Locally-Funded Project(s)	40,549,655,000	40,549,655,000

Construction / Rehabilitation of Local Roads	40,549,655,000	40,549,655,000

National Capital Region (NCR)	24,369,902,000	24,369,902,000

Central Office	20,622,135,000	20,622,135,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1323
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Las Piñas-Muntinlupa District Engineering Office	304,000,000	304,000,000
Malabon-Navotas District Engineering Office	195,000,000	195,000,000
Metro Manila 1st District Engineering Office	595,822,000	595,822,000
Metro Manila 2nd District Engineering Office	175,000,000	175,000,000
Metro Manila 3rd District Engineering Office	683,200,000	683,200,000
North Manila District Engineering Office	585,000,000	585,000,000
Quezon City 1st District Engineering Office	449,000,000	449,000,000
Quezon City 2nd District Engineering Office	555,500,000	555,500,000
South Manila District Engineering Office	205,245,000	205,245,000
Region I - Ilocos	715,063,000	715,063,000

Ilocos Norte 2nd District Engineering Office	20,000,000	20,000,000
Ilocos Sur 1st District Engineering Office	47,563,000	47,563,000
Ilocos Sur 2nd District Engineering Office	257,500,000	257,500,000
La Union 1st District Engineering Office	90,000,000	90,000,000
La Union 2nd District Engineering Office	50,000,000	50,000,000
Pangasinan 2nd District Engineering Office	50,000,000	50,000,000
Pangasinan 3rd District Engineering Office	200,000,000	200,000,000
Cordillera Administrative Region (CAR)	938,878,000	938,878,000

Abra District Engineering Office	780,000,000	780,000,000
Ifugao District Engineering Office	2,000,000	2,000,000
Lower Kalinga District Engineering Office	80,000,000	80,000,000

1324	OFFICIAL GAZETTE	VOL. 113, No. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Mountain Province First District Engineering Office	26,878,000	26,878,000
Upper Kalinga District Engineering Office	50,000,000	50,000,000
Region II - Cagayan Valley	161,516,000	161,516,000

Cagayan 1st District Engineering Office	2,000,000	2,000,000
Cagayan 2nd District Engineering Office	12,000,000	12,000,000
Isabela 1st District Engineering Office	65,516,000	65,516,000
Isabela 2nd District Engineering Office	50,000,000	50,000,000
Isabela 3rd District Engineering Office	32,000,000	32,000,000
Region III - Central Luzon	3,365,481,000	3,365,481,000

Aurora District Engineering Office	735,000,000	735,000,000
Bataan 1st District Engineering Office	60,000,000	60,000,000
Bulacan 1st District Engineering Office	265,000,000	265,000,000
Bulacan 2nd District Engineering Office	589,650,000	589,650,000
Nueva Ecija 1st District Engineering Office	217,000,000	217,000,000
Nueva Ecija 2nd District Engineering Office	143,000,000	143,000,000
Pampanga 1st District Engineering Office	631,140,000	631,140,000
Pampanga 2nd District Engineering Office	620,491,000	620,491,000
Tarlac District Engineering Office	74,200,000	74,200,000
Zambales 1st District Engineering Office	30,000,000	30,000,000
Region IVA - CALABARZON	1,553,500,000	1,553,500,000

Regional Office IVA - Proper	260,000,000	260,000,000
Batangas 1st District Engineering Office	255,000,000	255,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1325
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Batangas 4th District Engineering Office	534,500,000	534,500,000
Cavite 2nd District Engineering Office	30,000,000	30,000,000
Cavite District Engineering Office	225,000,000	225,000,000
Laguna 1st District Engineering Office	24,000,000	24,000,000
Laguna 2nd District Engineering Office	20,000,000	20,000,000
Laguna 3rd District Engineering Office	50,000,000	50,000,000
Quezon 1st District Engineering Office	20,000,000	20,000,000
Quezon 3rd District Engineering Office	95,000,000	95,000,000
Quezon 4th District Engineering Office	20,000,000	20,000,000
Rizal 2nd District Engineering Office	20,000,000	20,000,000
Region IVB - MIMAROPA	1,198,375,000	1,198,375,000

Mariduque District Engineering Office	383,825,000	383,825,000
Mindoro Occidental District Engineering Office	375,000,000	375,000,000
Mindoro Oriental District Engineering Office	140,000,000	140,000,000
Palawan 1st District Engineering Office	200,000,000	200,000,000
Romblon District Engineering Office	64,550,000	64,550,000
Southern Mindoro District Engineering Office	35,000,000	35,000,000
Region V - Bicol	1,800,000,000	1,800,000,000

Albay 1st District Engineering Office	20,000,000	20,000,000
Albay 2nd District Engineering Office	750,000,000	750,000,000
Camarines Norte District Engineering Office	50,000,000	50,000,000
Camarines Sur 4th District Engineering Office	85,000,000	85,000,000

1326	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Catanduanes District Engineering Office	145,000,000	145,000,000
Sorsogon 2nd District Engineering Office	271,500,000	271,500,000
Sorsogon District Engineering Office	478,500,000	478,500,000
Region VI - Western Visayas	252,000,000	252,000,000

Aklan District Engineering Office	50,000,000	50,000,000
Guimaras District Engineering Office	40,000,000	40,000,000
Iloilo 1st District Engineering Office	39,500,000	39,500,000
Iloilo 2nd District Engineering Office	11,000,000	11,000,000
Iloilo 3rd District Engineering Office	30,000,000	30,000,000
Iloilo City District Engineering Office	51,500,000	51,500,000
Negros Occidental 1st District Engineering Office	30,000,000	30,000,000
Region VII - Central Visayas	637,000,000	637,000,000

Bohol 1st District Engineering Office	270,000,000	270,000,000
Bohol 2nd District Engineering Office	40,000,000	40,000,000
Bohol 3rd District Engineering Office	60,000,000	60,000,000
Cebu 3rd District Engineering Office	50,000,000	50,000,000
Cebu 4th District Engineering Office	45,000,000	45,000,000
Cebu 6th District Engineering Office	50,000,000	50,000,000
Cebu City District Engineering Office	45,000,000	45,000,000
Negros Oriental 1st District Engineering Office	25,000,000	25,000,000
Negros Oriental 2nd District Engineering Office	52,000,000	52,000,000
Region VIII - Eastern Visayas	2,090,000,000	2,090,000,000

Leyte 3rd District Engineering Office	100,000,000	100,000,000
Samar 1st District Engineering Office	1,960,000,000	1,960,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1327
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Samar 2nd District Engineering Office	30,000,000	30,000,000
Region IX - Zamboanga Peninsula	660,800,000	660,800,000

Regional Office IX	100,000,000	100,000,000
Zamboanga City District Engineering Office	20,300,000	20,300,000
Zamboanga del Norte 1st District Engineering Office	50,000,000	50,000,000
Zamboanga del Norte 3rd District Engineering Office	180,000,000	180,000,000
Zamboanga del Sur 1st District Engineering Office	63,500,000	63,500,000
Zamboanga del Sur 2nd District Engineering Office	37,000,000	37,000,000
Zamboanga Sibugay 2nd District Engineering Office	210,000,000	210,000,000
Region X - Northern Mindanao	1,302,390,000	1,302,390,000

Regional Office X	10,000,000	10,000,000
Bukidnon 1st District Engineering Office	200,000,000	200,000,000
Bukidnon 2nd District Engineering Office	35,000,000	35,000,000
Bukidnon 3rd District Engineering Office	67,110,000	67,110,000
Camiguin District Engineering Office	24,000,000	24,000,000
Lanao del Norte 1st District Engineering Office	66,080,000	66,080,000
Lanao del Norte 2nd District Engineering Office	40,000,000	40,000,000
Misamis Occidental District Engineering Office	145,000,000	145,000,000
Misamis Occidental 2nd District Engineering Office	704,000,000	704,000,000
Misamis Oriental 2nd District Engineering Office	11,200,000	11,200,000
Region XI - Davao	786,000,000	786,000,000

Compostela Valley District Engineering Office	148,500,000	148,500,000
Davao City 2nd District Engineering Office	85,000,000	85,000,000

1328	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Davao City District Engineering Office	10,000,000	10,000,000
Davao del Norte District Engineering Office	224,500,000	224,500,000
Davao del Sur District Engineering Office	308,000,000	308,000,000
Davao Oriental 2nd District Engineering Office	10,000,000	10,000,000
Region XII - SOCCSKSARGEN	404,000,000	404,000,000

North Cotabato 1st District Engineering Office	75,000,000	75,000,000
Cotabato City District Engineering Office	200,000,000	200,000,000
Sarangani District Engineering Office	3,000,000	3,000,000
South Cotabato 2nd District Engineering Office	126,000,000	126,000,000
Region XIII - CARAGA	314,750,000	314,750,000

Surigao del Norte 1st District Engineering Office	51,250,000	51,250,000
Surigao del Norte 2nd District Engineering Office	178,500,000	178,500,000
Surigao del Sur 1st District Engineering Office	85,000,000	85,000,000
Local Roads and Bridges -
LOCAL ROADS - Local Infrastructure Program	10,777,016,000	10,777,016,000

Project(s)
Locally-Funded Project(s)	10,777,016,000	10,777,016,000

Construction/Rehabilitation of Local Roads	10,777,016,000	10,777,016,000

National Capital Region (NCR)	2,725,251,000	2,725,251,000

Central Office	1,925,751,000	1,925,751,000
Las Pinas-Muntinlupa District Engineering Office	89,000,000	89,000,000
Malabon-Navotas District Engineering Office	225,400,000	225,400,000
Metro Manila 1st District Engineering Office	178,100,000	178,100,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1329
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Metro Manila 2nd District Engineering Office	160,000,000	160,000,000
Metro Manila 3rd District Engineering Office	36,500,000	36,500,000
North Manila District Engineering Office	50,500,000	50,500,000
Quezon City 1st District Engineering Office	27,000,000	27,000,000
Quezon City 2nd District Engineering Office	3,000,000	3,000,000
South Manila District Engineering Office	30,000,000	30,000,000
Region I - Ilocos	847,310,000	847,310,000

Ilocos Norte 1st District Engineering Office	322,810,000	322,810,000
Ilocos Norte 2nd District Engineering Office	10,500,000	10,500,000
Ilocos Sur 1st District Engineering Office	14,000,000	14,000,000
Ilocos Sur 2nd District Engineering Office	1,000,000	1,000,000
La Union 1st District Engineering Office	13,000,000	13,000,000
La Union 2nd District Engineering Office	21,000,000	21,000,000
Pangasinan 1st District Engineering Office	205,000,000	205,000,000
Pangasinan 2nd District Engineering Office	71,500,000	71,500,000
Pangasinan 3rd District Engineering Office	158,500,000	158,500,000
Pangasinan 4th District Engineering Office	30,000,000	30,000,000
Cordillera Administrative Regian (CAR)	189,000,000	189,000,000

Abra District Engineering Office	59,000,000	59,000,000
Apayao 1st District Engineering Office	1,000,000	1,000,000
Apayao 2nd District Engineering Office	1,500,000	1,500,000

1330	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Baguio city District Engineering Office	45,500,000	45,500,000
Benguet 1st District Engineering Office	15,000,000	15,000,000
Benguet 2nd District Engineering Office	3,000,000	3,000,000
Ifugao District Engineering Office	8,500,000	8,500,000
Lower Kalinga District Engineering Office	34,000,000	34,000,000
Mountain Province First District Engineering Office	13,500,000	13,500,000
Upper Kalinga District Engineering Office	8,000,000	8,000,000
Region II - Cagayan Valley	534,540,000	534,540,000

Batanes District Engineering Office	29,500,000	29,500,000
Cagayan 1st District Engineering Office	72,000,000	72,000,000
Cagayan 2nd District Engineering Office	23,200,000	23,200,000
Cagayan 3rd District Engineering Office	49,000,000	49,000,000
Isabela 1st District Engineering Office	120,340,000	120,340,000
Isabela 2nd District Engineering Office	80,000,000	80,000,000
Isabela 3rd District Engineering Office	102,000,000	102,000,000
Isabela 4th District Engineering Office	23,500,000	23,500,000
Nueva Vizcaya 2nd District Engineering Office	2,000,000	2,000,000
Nueva Vizcaya District Engineering Office	11,000,000	11,000,000
Quirino District Engineering Office	22,000,000	22,000,000
Region III - Central Luzon	1,095,150,000	1,095,150,000

Aurora District Engineering Office	199,400,000	199,400,000
Bataan 1st District Engineering Office	18,000,000	18,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1331
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Bataan 2nd District Engineering Office	46,500,000	46,500,000
Bulacan 1st District Engineering Office	144,000,000	144,000,000
Bulacan 2nd District Engineering Office	135,000,000	135,000,000
Nueva Ecija 1st District Engineering Office	53,000,000	53,000,000
Nueva Ecija 2nd District Engineering Office	151,000,000	151,000,000
Pampanga 1st District Engineering Office	52,000,000	52,000,000
Pampanga 2nd District Engineering Office	137,000,000	137,000,000
Pampanga 3rd District Engineering Office	14,750,000	14,750,000
Tarlac 2nd District Engineering Office	39,000,000	39,000,000
Tarlac District Engineering Office	87,500,000	87,500,000
Zambales 1st District Engineering Office	5,000,000	5,000,000
Zambales 2nd District Engineering Office	13,000,000	13,000,000
Region IVA - CALABARZON	1,433,005,000	1,433,005,000

Regional Office IVA - Proper	149,800,000	149,800,000
Batangas 1st District Engineering Office	90,000,000	90,000,000
Batangas 2nd District Engineering Office	120,000,000	120,000,000
Batangas 3rd District Engineering Office	52,000,000	52,000,000
Batangas 4th District Engineering Office	468,500,000	468,500,000
Cavite 2nd District Engineering Office	20,500,000	20,500,000
Cavite District Engineering Office	28,000,000	28,000,000
Laguna 1st District Engineering Office	6,000,000	6,000,000
Laguna 2nd District Engineering Office	94,730,000	94,730,000

1332	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Laguna 3rd District Engineering Office	13,500,000	13,500,000
Quezon 1st District Engineering Office	32,500,000	32,500,000
Quezon 2nd District Engineering Office	8,000,000	8,000,000
Quezon 3rd District Engineering Office	155,000,000	155,000,000
Quezon 4th District Engineering Office	32,500,000	32,500,000
Rizal 1st District Engineering Office	124,975,000	124,975,000
Rizal 2nd District Engineering Office	37,000,000	37,000,000
Region IVB - MIMAROPA	219,200,000	219,200,000

Marinduque District Engineering Office	13,000,000	13,000,000
Mindoro Occidental District Engineering Office	94,000,000	94,000,000
Mindoro Oriental District Engineering Office	13,000,000	13,000,000
Palawan 1st District Engineering Office	3,700,000	3,700,000
Palawan 2nd District Engineering Office	14,800,000	14,800,000
Palawan 3rd District Engineering Office	12,700,000	12,700,000
Romblon District Engineering Office	13,000,000	13,000,000
Southern Mindoro District Engineering Office	55,000,000	55,000,000
Region V - Bicol	771,500,000	771,500,000

Albay 2nd District Engineering Office	144,000,000	144,000,000
Albay 3rd District Engineering Office	31,000,000	31,000,000
Camarines Norte District Engineering Office	29,000,000	29,000,000
Camarines Sur 1st District Engineering Office	4,000,000	4,000,000
Camarines Sur 2nd District Engineering Office	7,000,000	7,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1333
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Camarines Sur 3rd District Engineering Office	38,000,000	38,000,000
Camarines Sur 4th District Engineering Office	52,000,000	52,000,000
Camarines Sur 5th District Engineering Office	66,500,000	66,500,000
Catanduanes District Engineering Office	32,000,000	32,000,000
Masbate 1st District Engineering Office	70,000,000	70,000,000
Masbate 2nd District Engineering Office	70,000,000	70,000,000
Masbate 3rd District Engineering Office	77,000,000	77,000,000
Sorsogon 2nd District Engineering Office	43,000,000	43,000,000
Sorsogon District Engineering Office	108,000,000	108,000,000
Region VI - Western Visayas	584,350,000	584,350,000

Aklan District Engineering Office	37,000,000	37,000,000
Antique District Engineering Office	86,500,000	86,500,000
Bacolod City District Engineering Office	58,500,000	58,500,000
Capiz 1st District Engineering Office	10,000,000	10,000,000
Capiz 2nd District Engineering Office	59,000,000	59,000,000
Guimaras District Engineering Office	15,000,000	15,000,000
Iloilo 1st District Engineering Office	84,000,000	84,000,000
Iloilo 2nd District Engineering Office	39,150,000	39,150,000
Iloilo 3rd District Engineering Office	57,500,000	57,500,000
Iloilo 4th District Engineering Office	24,500,000	24,500,000
Iloilo City District Engineering Office	33,200,000	33,200,000
Negros Occidental 1st District Engineering Office	18,500,000	18,500,000

1334	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Negros Occidental 3rd District Engineering Office	29,500,000	29,500,000
Negros Occidental 4th District Engineering Office	32,000,000	32,000,000
Region VII - Central Visayas	610,140,000	610,140,000

Bohol 1st District Engineering Office	39,000,000	39,000,000
Bohol 2nd District Engineering Office	19,000,000	19,000,000
Bohol 3rd District Engineering Office	35,000,000	35,000,000
Cebu 1st District Engineering Office	10,000,000	10,000,000
Cebu 2nd District Engineering Office	40,500,000	40,500,000
Cebu 3rd District Engineering Office	64,000,000	64,000,000
Cebu 4th District Engineering Office	139,000,000	139,000,000
Cebu 5th District Engineering Office	73,000,000	73,000,000
Cebu 6th District Engineering Office	51,400,000	51,400,000
Cebu City District Engineering Office	25,740,000	25,740,000
Negros Oriental 1st District Engineering Office	42,000,000	42,000,000
Negros Oriental 2nd District Engineering Office	40,500,000	40,500,000
Negros Oriental 3rd District Engineering Office	7,000,000	7,000,000
Siquijor District Engineering Office	24,000,000	24,000,000
Region VIII - Eastern Visayas	376,500,000	376,500,000

Biliran District Engineering Office	5,000,000	5,000,000
Eastern Samar District Engineering Office	15,500,000	15,500,000
Leyte 1st District Engineering Office	25,000,000	25,000,000
Leyte 2nd District Engineering Office	54,000,000	54,000,000
Leyte 3rd District Engineering Office	41,000,000	41,000,000
Leyte 4th District Engineering Office	69,000,000	69,000,000
Leyte 5th District Engineering Office	14,000,000	14,000,000
Northern Samar 1st District Engineering Office	36,500,000	36,500,000
Northern Samar 2nd District Engineering Office	43,000,000	43,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1335
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Samar 1st District Engineering Office	15,000,000	15,000,000
Samar 2nd District Engineering Office	8,000,000	8,000,000
Southern Leyte District Engineering Office	50,500,000	50,500,000
Region IX - Zamboanga Peninsula	360,700,000	360,700,000

Regional Office IX - Proper	140,000,000	140,000,000
Isabela City District Engineering Office	30,000,000	30,000,000
Zamboanga City District Engineering Office	99,300,000	99,300,000
Zamboanga del Norte 1st District Engineering Office	19,900,000	19,900,000
Zamboanga del Norte 2nd District Engineering Office	4,000,000	4,000,000
Zamboanga del Norte 3rd District Engineering Office	30,000,000	30,000,000
Zamboanga del Sur 1st District Engineering Office	32,000,000	32,000,000
Zamboanga del Sur 2nd District Engineering Office	2,000,000	2,000,000
Zamboanga Sibugay 2nd District Engineering Office	3,500,000	3,500,000
Region X - Northern Mindanao	303,500,000	303,500,000

Regional Office X - Proper	16,000,000	16,000,000
Bukidnan 1st District Engineering Office	27,000,000	27,000,000
Bukidnan 2nd District Engineering Office	8,000,000	8,000,000
Bukidnan 3rd District Engineering Office	10,000,000	10,000,000
Cagayan de Oro City 1st District Engineering Office	44,000,000	44,000,000
Cagayan de Oro City 2nd District Engineering Office	27,000,000	27,000,000
Camiguin District Engineering Office	7,000,000	7,000,000
Lanao del Norte 1st District Engineering Office	20,000,000	20,000,000

1336	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Lanao del Norte 2nd District Engineering Office	59,500,000	59,500,000
Misamis Occidental 2nd District Engineering Office	45,000,000	45,000,000
Misamis Occidental District Engineering Office	12,000,000	12,000,000
Misamis Oriental 1st District Engineering Office	16,000,000	16,000,000
Misamis Oriental 2nd District Engineering Office	12,000,000	12,000,000
Region XI - Davao	281,570,000	281,570,000

Compostela Valley District Engineering Office	2,500,000	2,500,000
Davao City 2nd District Engineering Office	17,000,000	17,000,000
Davao City District Engineering Office	207,370,000	207,370,000
Davao del Norte District Engineering Office	7,000,000	7,000,000
Davao del Sur District Engineering Office	29,000,000	29,000,000
Davao Occidental District Engineering Office	6,500,000	6,500,000
Davao Oriental 1st District Engineering Office	12,200,000	12,200,000
Region XII - SOCCSKSARGEN	204,800,000	204,800,000

Cotabato City District Engineering Office	43,000,000	43,000,000
North Cotabato 1st District Engineering Office	16,000,000	16,000,000
North Cotabato 2nd District Engineering Office	114,000,000	114,000,000
South Cotabato 2nd District Engineering Office	21,500,000	21,500,000
Sultan Kudarat 2nd District Engineering Office	10,300,000	10,300,000
Region XIII - CARAGA	240,500,000	240,500,000

Agusan del Norte District Engineering Office	27,500,000	27,500,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1337
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Agusan del Sur 1st District Engineering Office	5,000,000	5,000,000
Agusan del Sur 2nd District Engineering Office	15,000,000	15,000,000
Butuan City District Engineering Office	33,500,000	33,500,000
Dinagat Island District Engineering Office	6,000,000	6,000,000
Surigao del Norte 1st District Engineering Office	13,500,000	13,500,000
Surigao del Norte 2nd District Engineering Office	123,000,000	123,000,000
Surigao del Sur 1st District Engineering Office	17,000,000	17,000,000
Local Roads and Bridges - LOCAL BRIDGES - Construction/Repair/Rehabilitation/ Improvement of Various Infrastructure including Local Projects	4,278,884,000	4,278,884,000

Project(s)
Locally-Funded Project(s)	4,278,884,000	4,278,884,000

Construction/Rehabilitation of local Bridges	4,278,884,000	4,278,884,000

National Capital Region (NCR)	2,372,590,000	2,372,590,000

Central Office	2,292,590,000	2,292,590,000
Las Piñas-Muntinlupa District Engineering Office	30,000,000	30,000,000
Metro Manila 1st District Engineering Office	30,000,000	30,000,000
Metro Manila 3rd District Engineering Office	20,000,000	20,000,000
Region I - Ilocos	98,000,000	98,000,000

Ilocos Norte 1st District Engineering Office	14,000,000	14,000,000
Ilocos Sur 1st District Engineering Office	29,000,000	29,000,000
Ilocos Sur 2nd District Engineering Office	35,000,000	35,000,000
Pangasinan 3rd District Engineering Office	20,000,000	20,000,000
Cordillera Administrative Region (CAR)	280,000,000	280,000,000

1338	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Abra District Engineering Office	280,000,000	280,000,000
Region II - Cagayan Valley	21,975,000	21,975,000

Isabela 1st District Engineering Office	15,275,000	15,275,000
Quirino District Engineering Office	6,700,000	6,700,000
Region III - Central Luzon	310,803,000	310,803,000

Bataan 2nd District Engineering Office	11,000,000	11,000,000
Bulacan 2nd District Engineering Office	50,000,000	50,000,000
Nueva Ecija 1st District Engineering Office	33,500,000	33,500,000
Pampanga 1st District Engineering Office	39,000,000	39,000,000
Pampanga 2nd District Engineering Office	42,000,000	42,000,000
Pampanga 3rd District Engineering Office	135,303,000	135,303,000
Region IVA - CALABARZON	592,170,000	592,170,000

Regional Office IVA-Proper	100,000,000	100,000,000
Batangas 2nd District Engineering Office	100,000,000	100,000,000
Batangas 4th District Engineering Office	179,000,000	179,000,000
Cavite 2nd District Engineering Office	50,000,000	50,000,000
Quezon 4th District Engineering Office	163,170,000	163,170,000
Region IVB - MIMAROPA	35,000,000	35,000,000

Marinduque District Engineering Office	30,000,000	30,000,000
Palawan 1st District Engineering Office	5,000,000	5,000,000
Region VI - Western Visayas	25,000,000	25,000,000

Iloilo 1st District Engineering Office	25,000,000	25,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1339
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region VIII - Eastern Visayas	20,000,000	20,000,000

Eastern Samar District Engineering Office	20,000,000	20,000,000
Region IX - Zamboanga Peninsula	60,000,000	60,000,000

Zamboanga del Norte 1st District Engineering Office	10,000,000	10,000,000
Zamboanga del Norte 3rd District Engineering Office	50,000,000	50,000,000
Region X - Northern Mindanao	220,000,000	220,000,000

Bukidnon 1st District Engineering Office	180,000,000	180,000,000
Misamis Occidental 2nd District Engineering Office	40,000,000	40,000,000
Region XI - Davao	90,651,000	90,651,000

Davao City 2nd District Engineering Office	8,000,000	8,000,000
Davao del Norte District Engineering Office	77,651,000	77,651,000
Davao Oriental 2nd District Engineering Office	5,000,000	5,000,000
Region XII - SOCCSKSARGEN	122,695,000	122,695,000

Cotabato City District Engineering Office	70,000,000	70,000,000
South Cotabato District Engineering Office	34,251,000	34,251,000
Sultan Kudarat 1st District Engineering Office	18,444,000	18,444,000
Region XIII - CARAGA	30,000,000	30,000,000

Surigao del Sur 1st District Engineering Office	30,000,000	30,000,000
Local Roads and Bridges - LOCAL BRIDGES - Local Infrastructure Program	829,520,000	829,520,000

Project(s)
Locally-Funded Project(s)	829,520,000	829,520,000

Construction/Rehabilitation of Local Bridges	829,520,000	829,520,000

National Capital Region (NCR)	85,000,000	85,000,000

1340	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Las Piñas-Muntinlupa District Engineering Office	5,000,000	5,000,000
Malabon - Navotas District Engineering Office	16,000,000	16,000,000
Metro Manila 1st District Engineering Office	64,000,000	64,000,000
Region I - Ilocos	84,050,000	84,050,000

Ilocos Norte 1st District Engineering Office	51,050,000	51,050,000
Ilocos Sur 1st District Engineering Office	12,000,000	12,000,000
La Union 1st District Engineering Office	10,000,000	10,000,000
La Union 2nd District Engineering Office	2,000,000	2,000,000
Pangasinan 2nd District Engineering Office	5,000,000	5,000,000
Pangasinan 3rd District Engineering Office	4,000,000	4,000,000
Cordillera Administrative Region (CAR)	19,500,000	19,500,000

Abra District Engineering Office	2,000,000	2,000,000
Baguio City District Engineering Office	2,500,000	2,500,000
Benguet 1st District Engineering Office	5,000,000	5,000,000
Benguet 2nd District Engineering Office	9,000,000	9,000,000
Upper Kalinga District Engineering Office	1,000,000	1,000,000
Region II - Cagayan Valley	45,800,000	45,800,000

Batanes District Engineering Office	3,000,000	3,000,000
Cagayan 2nd District Engineering Office	17,000,000	17,000,000
Isabela 3rd District Engineering Office	23,000,000	23,000,000
Quirino District Engineering Office	2,800,000	2,800,000
Region III - Central Luzon	57,500,000	57,500,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1341
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Bataan 1st District Engineering Office	5,500,000	5,500,000
Bulacan 1st District Engineering Office	3,500,000	3,500,000
Bulacan 2nd District Engineering Office	5,000,000	5,000,000
Nueva Ecija 1st District Engineering Office	7,000,000	7,000,000
Nueva Ecija 2nd District Engineering Office	21,500,000	21,500,000
Pampanga 1st District Engineering Office	4,000,000	4,000,000
Pampanga 3rd District Engineering Office	1,000,000	1,000,000
Zambales 2nd District Engineering Office	10,000,000	10,000,000
Region IVA - CALABARZON	332,500,000	332,500,000

Regional Office IVA - Proper	2,000,000	2,000,000
Batangas 1st District Engineering Office	91,000,000	91,000,000
Batangas 2nd District Engineering Office	63,000,000	63,000,000
Batangas 4th District Engineering Office	128,000,000	128,000,000
Cavite 2nd District Engineering Office	5,000,000	5,000,000
Cavite District Engineering Office	1,500,000	1,500,000
Laguna 3rd District Engineering Office	13,000,000	13,000,000
Quezon 2nd District Engineering Office	5,000,000	5,000,000
Quezon 4th District Engineering Office	1,000,000	1,000,000
Rizal 1st District Engineering Office	20,000,000	20,000,000
Rizal 2nd District Engineering Office	3,000,000	3,000,000
Region IVB - MIMAROPA	13,500,000	13,500,000

Mindoro Occidental District Engineering Office	5,000,000	5,000,000

1342	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Palawan 2nd District Engineering Office	8,500,000	8,500,000
Region V - Bicol	73,500,000	73,500,000

Albay 1st District Engineering Office	4,000,000	4,000,000
Albay 3rd District Engineering Office	2,500,000	2,500,000
Camarines Norte District Engineering Office	2,000,000	2,000,000
Camarines Sur 3rd District Engineering Office	1,000,000	1,000,000
Sorsogon 2nd District Engineering Office	44,000,000	44,000,000
Sorsogon District Engineering Office	20,000,000	20,000,000
Region VI - Western Visayas	26,700,000	26,700,000

Antique District Engineering Office	2,000,000	2,000,000
Negros Occidental 1st District Engineering Office	24,700,000	24,700,000
Region VII - Central Visayas	13,500,000	13,500,000

Bohol 2nd District Engineering Office	11,500,000	11,500,000
Negros Oriental 1st District Engineering Office	2,000,000	2,000,000
Region VIII - Eastern Visayas	6,000,000	6,000,000

Leyte 5th District Engineering Office	3,000,000	3,000,000
Tacloban City District Engineering Office	3,000,000	3,000,000
Region IX - Zamboanga Peninsula	23,000,000	23,000,000

Isabela City District Engineering Office	21,000,000	21,000,000
Zamboanga Sibugay 2nd District Engineering Office	2,000,000	2,000,000
Region X - Northern Mindanao	11,000,000	11,000,000

Regional Office X - Proper	8,000,000	8,000,000
Misamis Occidental 2nd District Engineering Office	2,000,000	2,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1343
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Misamis Occidental District Engineering Office	1,000,000	1,000,000
Region XI - Davao	24,970,000	24,970,000

Compostela Valley District Engineering Office	7,500,000	7,500,000
Davao City District Engineering Office	8,970,000	8,970,000
Davao Occidental District Engineering Office	500,000	500,000
Davao del Sur District Engineering Office	8,000,000	8,000,000
Region XII - SOCCSKSARGEN	3,000,000	3,000,000

Sarangani District Engineering Office	2,000,000	2,000,000
Sultan Kudarat 2nd District Engineering Office	1,000,000	1,000,000
Region XIII - CARAGA	10,000,000	10,000,000

Agusan del Norte District Engineering Office	4,000,000	4,000,000
Butuan City District Engineering Office	4,000,000	4,000,000
Surigao del Sur 2nd District Engineering Office	2,000,000	2,000,000
Water management Facilities-WATER SUPPLY - Construction / Repair / Rehabilitation / Improvement of Various Infrastructure including Local Projects	2,535,756,000	2,535,756,000

Project(s)
Locally-Funded Project(s)
Construction/Rehabilitation of Water Supply Systems	2,535,756,000	2,535,756,000

National Capital Region (NCR)	1,551,000,000	1,551,000,000

Central Office	1,551,000,000	1,551,000,000
Cordillera Administrative Region (CAR)	30,000,000	30,000,000

Apayao 1st District Engineering Office	30,000,000	30,000,000
Region II - Cagayan Valley	2,000,000	2,000,000

Quirino District Engineering Office	2,000,000	2,000,000

1344	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region IVA - CALABARZON	165,000,000	165,000,000

Batangas 4th District Engineering Office	35,000,000	35,000,000
Cavite 2nd District Engineering Office	36,000,000	36,000,000
Quezon 1st District Engineering Office	24,000,000	24,000,000
Quezon 3rd District Engineering Office	70,000,000	70,000,000
Region IVB - MIMAROPA	96,175,000	96,175,000

Marinduque District Engineering Office	66,175,000	66,175,000
Mindoro Oriental District Engineering Office	30,000,000	30,000,000
Region V - Bicol	140,000,000	140,000,000

Albay 2nd District Engineering Office	20,000,000	20,000,000
Albay 3rd District Engineering Office	60,000,000	60,000,000
Camarines Sur 4th District Engineering Office	30,000,000	30,000,000
Catanduanes District Engineering Office	30,000,000	30,000,000
Region VI - Western Visayas	47,000,000	47,000,000

Bacolod City District Engineering Office	17,000,000	17,000,000
Negros Occidental 1st District Engineering Office	30,000,000	30,000,000
Region VII - Central Visayas	99,000,000	99,000,000

Bohol 1st District Engineering Office	11,000,000	11,000,000
Cebu 4th District Engineering Office	88,000,000	88,000,000
Region VIII - Eastern Visayas	188,081,000	188,081,000

Leyte 3rd District Engineering Office	30,000,000	30,000,000
Leyte 4th District Engineering Office	3,000,000	3,000,000
Leyte 5th District Engineering Office	37,081,000	37,081,000
Northern Samar 1st District Engineering Office	25,000,000	25,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1345
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Northern Samar 2nd District Engineering Office	93,000,000	93,000,000
Region IX - Zamboanga Peninsula	50,000,000	50,000,000

Zamboanga del Sur 2nd District Engineering Office	30,000,000	30,000,000
Zamboanga Sibugay 1st District Engineering Office	20,000,000	20,000,000
Region X - Northern Mindanao	55,000,000	55,000,000

Misamis Occidental District Engineering Office	30,000,000	30,000,000
Misamis Occidental 2nd District Engineering Office	25,000,000	25,000,000
Region XI - Davao	71,500,000	71,500,000

Compostela Valley District Engineering Office	3,000,000	3,000,000
Davao City 2nd District Engineering Office	50,000,000	50,000,000
Davao del Norte District Engineering Office	3,500,000	3,500,000
Davao Oriental 2nd District Engineering Office	15,000,000	15,000,000
Region XII - SOCCKSARGEN	31,000,000	31,000,000

Cotabato City District Engineering Office	30,000,000	30,000,000
South Cotabato District Engineering Office	1,000,000	1,000,000
Region XIII - CARAGA	10,000,000	10,000,000

Agusan del Sur 2nd District Engineering Office	10,000,000	10,000,000
Water Management Facilities - WATER SUPPLY - Local Infrastructure Program	700,678,000	700,678,000

Project(s)
Locally-Funded Project(s)	700,678,000	700,678,000

Construction/Rehabilitation of Water Supply Systems	700,678,000	700,678,000

Region I - Ilocos	45,510,000	45,510,000

Ilocos Norte 1st District Engineering Office	7,510,000	7,510,000

1346	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Ilocos Norte 2nd District Engineering Office	2,000,000	2,000,000
Ilocos Sur 1st District Engineering Office	36,000,000	36,000,000
Cordillera Administrative Region (CAR)	18,200,000	18,200,000

Apayao 2nd District Engineering Office	2,700,000	2,700,000
Benguet 1st District Engineering Office	1,500,000	1,500,000
Lower Kalinga District Engineering Office	7,000,000	7,000,000
Mountain Province First District Engineering Office	6,000,000	6,000,000
Upper Kalinga District Engineering Office	1,000,000	1,000,000
Region II - Cagayan Valley	25,000,000	25,000,000

Batanes District Engineering Office	2,000,000	2,000,000
Isabela 1st District Engineering Office	23,000,000	23,000,000
Region III - Central Luzon	14,500,000	14,500,000

Bataan 1st District Engineering Office	6,000,000	6,000,000
Nueva Ecija 1st District Engineering Office	2,000,000	2,000,000
Tarlac District Engineering Office	6,500,000	6,500,000
Region IVA - CALABARZON	145,325,000	145,325,000

Batangas 1st District Engineering Office	14,500,000	14,500,000
Batangas 2nd District Engineering Office	21,000,000	21,000,000
Batangas 3rd District Engineering Office	12,500,000	12,500,000
Batangas 4th District Engineering Office	59,000,000	59,000,000
Cavite 2nd District Engineering Office	20,000,000	20,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1347
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Laguna 1st District Engineering Office	1,000,000	1,000,000
Quezon 4th District Engineering Office	9,800,000	9,800,000
Rizal 1st District Engineering Office	6,525,000	6,525,000
Rizal 2nd District Engineering Office	1,000,000	1,000,000
Region IVB - MIMAROPA	8,000,000	8,000,000

Mindoro Occidental District Engineering Office	4,000,000	4,000,000
Palawan 3rd District Engineering Office	4,000,000	4,000,000
Region V - Bicol	18,500,000	18,500,000

Albay 1st District Engineering Office	2,500,000	2,500,000
Albay 3rd District Engineering Office	2,000,000	2,000,000
Camarines Morte District Engineering Office	2,000,000	2,000,000
Camarines Sur 3rd District Engineering Office	6,000,000	6,000,000
Camarines Sur 5th District Engineering Office	2,000,000	2,000,000
Sorsogon District 2nd Engineering Office	4,000,000	4,000,000
Region VI - Western Visayas	92,500,000	92,500,000

Antique District Engineering Office	4,000,000	4,000,000
Capiz 2nd District Engineering Office	50,000,000	50,000,000
Iloilo 3rd District Engineering Office	500,000	500,000
Negros Occidental 1st District Engineering Office	27,500,000	27,500,000
Negros Occidental 2nd District Engineering Office	6,000,000	6,000,000
Negros Occidental 3rd District Engineering Office	2,500,000	2,500,000
Negros Occidental 4th District Engineering Office	2,000,000	2,000,000
Region VII - Central Visayas	61,700,000	61,700,000

Bohol 1st District Engineering Office	20,000,000	20,000,000

1348	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Bohol 2nd District Engineering Office	1,200,000	1,200,000
Bohol 3rd District Engineering Office	3,500,000	3,500,000
Cebu 6th District Engineering Office	1,500,000	1,500,000
Negros Oriental 1st District Engineering Office	4,000,000	4,000,000
Negros Oriental 2nd District Engineering Office	6,000,000	6,000,000
Negros Oriental 3rd District Engineering Office	15,000,000	15,000,000
Siquijor District Engineering Office	10,500,000	10,500,000
Region VIII - Eastern Visayas	9,000,000	9,000,000

Leyte 4th District Engineering Office	2,000,000	2,000,000
Leyte 5th District Engineering Office	3,000,000	3,000,000
Northern Samar 1st District Engineering Office	4,000,000	4,000,000
Region IX - Zamboanga Peninsula	28,943,000	28,943,000

Zamboanga City District Engineering Office	1,500,000	1,500,000
Zamboanga del Norte 2nd District Engineering Office	21,443,000	21,443,000
Zamboanga del Norte 3rd District Engineering Office	6,000,000	6,000,000
Region X - Northern Mindanao	136,000,000	136,000,000

Regional Office X	12,000,000	12,000,000
Bukidnon 1st District Engineering Office	16,000,000	16,000,000
Bukidnon 2nd District Engineering Office	46,000,000	46,000,000
Bukidnon 3rd District Engineering Office	29,500,000	29,500,000
Lanao del Norte 1st District Engineering Office	15,000,000	15,000,000
Lanao del Norte 2nd District Engineering Office	5,000,000	5,000,000
Misamis Occidental District Engineering Office	5,000,000	5,000,000
Misamis Oriental 1st District Engineering Office	2,500,000	2,500,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1349
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Misamis Oriental 2nd District Engineering Office	5,000,000	5,000,000
Region XI - Davao	50,500,000	50,500,000

Compostela Valley District Engineering Office	1,000,000	1,000,000
Davao City District Engineering Office	15,500,000	15,500,000
Davao City 2nd District Engineering Office	28,500,000	28,500,000
Davao Occidental District Engineering Office	1,000,000	1,000,000
Davao Oriental 1st District Engineering Office	4,500,000	4,500,000
Region XII - SOCCSKSARGEN	26,000,000	26,000,000

Cotabato City District Engineering Office	1,000,000	1,000,000
North Cotabato 1st District Engineering Office	6,000,000	6,000,000
Sarangani District Engineering Office	9,000,000	9,000,000
South Cotabato 2nd District Engineering Office	10,000,000	10,000,000
Region XIII - CARAGA	21,000,000	21,000,000

Agusan del Sur 1st District Engineering Office	10,000,000	10,000,000
Agusan del Sur 2nd District Engineering Office	3,000,000	3,000,000
Surigao del Norte 1st District Engineering Office	2,000,000	2,000,000
Surigao del Norte 2nd District Engineering Office	6,000,000	6,000,000
CONVERGENCE AND SPECIAL SUPPORT PROGRAM	50,963,477,000	50,963,477,000

Construction/ Improvement of Access Roads leading to Airports	2,492,373,000	2,492,373,000

Construction/ Improvement of Access Roads leading to Airports	2,492,373,000	2,492,373,000

National Capital Region (NCR)	2,138,373,000	2,138,373,000

Central Office	2,138,373,000	2,138,373,000

1350	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region I - Ilocos Region	20,000,000	20,000,000

Ilocos Sur 1st District Engineering Office	20,000,000	20,000,000
Region II - Cagayan Valley	50,000,000	50,000,000

Batanes District Engineering Office	20,000,000	20,000,000
Cagayan 2nd District Engineering Office	30,000,000	30,000,000
Region IVB - MINAROPA	90,000,000	90,000,000

Palawan 1st District Engineering Office	90,000,000	90,000,000
Region VI - Western Visayas	124,000,000	124,000,000

Antique District Engineering Office	50,000,000	50,000,000
Iloilo 4th District Engineering Office	24,000,000	24,000,000
Negros Occidental 3rd District Engineering Office	50,000,000	50,000,000
Region VII - Central Visayas	20,000,000	20,000,000

Siquijor District Engineering Office	20,000,000	20,000,000
Region XII - SOCCSKSARGEN	35,000,000	35,000,000

North Cotabato 1st District Engineering Office	35,000,000	35,000,000
Region XIII - CARAGA	15,000,000	15,000,000

Surigao del Norte 1st District Engineering Office	15,000,000	15,000,000
Construction/ Improvement of Access Roads Leading to Seaports	3,729,756,000	3,729,756,000

Construction/ Improvement of Access Roads Leading to Seaports	3,729,756,000	3,729,756,000

National Capital Region (NCR)	2,066,948,000	2,066,948,000

Central Office	2,066,948,000	2,066,948,000
Region II - Cagayan Valley	96,023,000	96,023,000

Batanes District Engineering Office	56,023,000	56,023,000
Cagayan 2nd District Engineering Office	40,000,000	40,000,000
Region III - Central Luzon	80,000,000	80,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1351
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Bataan 2nd District Engineering Office	30,000,000	30,000,000
Zambales 1st District Engineering Office	50,000,000	50,000,000
Region IVB - MIMAROPA	157,500,000	157,500,000

Palawan 1st District Engineering Office	40,000,000	40,000,000
Palawan 2nd District Engineering Office	97,500,000	97,500,000
Romblon District Engineering Office	20,000,000	20,000,000
Region VI - Western Visayas	369,405,000	369,405,000

Antique District Engineering Office	75,405,000	75,405,000
Iloilo 2nd District Engineering Office	164,000,000	164,000,000
Iloilo 3rd District Engineering Office	130,000,000	130,000,000
Region VII - Central Visayas	269,287,000	269,287,000

Bohol 1st District Engineering Office	80,000,000	80,000,000
Bohol 2nd District Engineering Office	20,750,000	20,750,000
Cebu 1st District Engineering Office	126,500,000	126,500,000
Negros Oriental 2nd District Engineering Office	3,900,000	3,900,000
Siquijor District Engineering Office	38,137,000	38,137,000
Region VIII - Eastern Visayas	162,624,000	162,624,000

Eastern Samar District Engineering Office	32,875,000	32,875,000
Leyte 3rd District Engineering Office	33,129,000	33,129,000
Leyte 4th District Engineering Office	16,000,000	16,000,000
Leyte 5th District Engineering Office	33,000,000	33,000,000
Southern Leyte District Engineering Office	47,620,000	47,620,000
Region IX - Zamboanga Peninsula	93,050,000	93,050,000

Zamboanga City District Engineering Office	34,600,000	34,600,000
Zamboanga del Norte 3rd District Engineering Office	7,600,000	7,600,000

1352	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Zamboanga del Sur 1st District Engineering Office	4,650,000	4,650,000
Zamboanga Sibugay 1st District Engineering Office	46,200,000	46,200,000
Region X - Northern Mindanao	131,344,000	131,344,000

Lanao del Norte 2nd District Engineering Office	25,000,000	25,000,000
Misamis Occidental District Engineering Office	30,000,000	30,000,000
Misamis Occidental 2nd District Engineering Office	65,000,000	65,000,000
Misamis Oriental 1st District Engineering Office	11,344,000	11,344,000
Region XIII - CARAGA	303,575,000	303,575,000

Surigao del Norte 1st District Engineering Office	102,000,000	102,000,000
Surigao del Norte 2nd District Engineering Office	100,000,000	100,000,000
Surigao del Sur 1st District Engineering Office	69,500,000	69,500,000
Surigao del Sur 2nd District Engineering Office	32,075,000	32,075,000
Construction/Improvement of Access Roads leading to Declared Tourism Destinations	30,908,907,000	30,908,907,000

Construction/Improvement of Access Roads leading to Declared Tourism Destinations	30,908,907,000	30,908,907,000

National Capital Region (NCR)	17,529,466,000	17,529,466,000

Central Office	17,529,466,000	17,529,466,000
Region I - Ilocos	960,706,000	960,706,000

Ilocos Norte 1st District Engineering Office	258,000,000	258,000,000
Ilocos Sur 1st District Engineering Office	142,800,000	142,800,000
Ilocos Sur 2nd District Engineering Office	100,000,000	100,000,000
La Union 2nd District Engineering Office	55,000,000	55,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1353
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Pangasinan 1st District Engineering Office	170,000,000	170,000,000
Pangasinan 2nd District Engineering Office	164,906,000	164,906,000
Pangasinan 3rd District Engineering Office	70,000,000	70,000,000
Cordillera Administrative Region (CAR)	340,449,000	340,449,000

Abra District Engineering Office	110,000,000	110,000,000
Apayao 1st District Engineering Office	50,000,000	50,000,000
Benguet 1st District Engineering Office	25,000,000	25,000,000
Lower Kalinga District Engineering Office	50,000,000	50,000,000
Mountain Province First District Engineering Office	35,000,000	35,000,000
Upper Kalinga District Engineering Office	70,449,000	70,449,000
Region II - Cagayan Valley	1,094,757,000	1,094,757,000

Batanes District Engineering Office	120,000,000	120,000,000
Cagayan 1st District Engineering Office	270,000,000	270,000,000
Cagayan 2nd District Engineering Office	392,000,000	392,000,000
Isabela 1st District Engineering Office	7,000,000	7,000,000
Nueva Vizcaya 2nd District Engineering Office	44,000,000	44,000,000
Nueva Vizcaya District Engineering Office	16,757,000	16,757,000
Quirino District Engineering Office	245,000,000	245,000,000
Region III - Central Luzon	90,000,000	90,000,000

Bataan 2nd District Engineering Office	40,000,000	40,000,000
Nueva Ecija 1st District Engineering Office	50,000,000	50,000,000
Region IVA - CALABARZON	917,924,000	917,924,000

1354	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Batangas 2nd District Engineering Office	21,600,000	21,600,000
Batangas 3rd District Engineering Office	240,000,000	240,000,000
Batangas 4th District Engineering Office	40,000,000	40,000,000
Cavite 2nd District Engineering Office	61,000,000	61,000,000
Laguna 3rd District Engineering Office	100,000,000	100,000,000
Quezon 4th District Engineering Office	318,535,000	318,535,000
Rizal 2nd District Engineering Office	136,789,000	136,789,000
Region IVB - MIMAROPA	754,131,000	754,131,000

Mindoro Oriental District Engineering Office	50,000,000	50,000,000
Palawan 1st District Engineering Office	248,000,000	248,000,000
Palawan 2nd District Engineering Office	275,000,000	275,000,000
Ronblon District Engineering Office	81,400,000	81,400,000
Southern Mindoro District Engineering Office	99,731,000	99,731,000
Region V - Bicol	655,486,000	655,486,000

Albay 2nd District Engineering Office	200,486,000	200,486,000
Canarines Norte District Engineering Office	145,000,000	145,000,000
Canarines Sur 3rd District Engineering Office	20,000,000	20,000,000
Catanduanes District Engineering Office	90,000,000	90,000,000
Masbate 2nd District Engineering Office	50,000,000	50,000,000
Masbate 3rd District Engineering Office	50,000,000	50,000,000
Sorsogon District Engineering Office	100,000,000	100,000,000
Region VI - Western Visayas	1,456,436,000	1,456,436,000

Aklan District Engineering Office	90,000,000	90,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1355
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Antique District Engineering Office	94,000,000	94,000,000
Capiz 2nd District Engineering Office	145,000,000	145,000,000
Guimaras District Engineering Office	175,000,000	175,000,000
Iloilo 1st District Engineering Office	140,000,000	140,000,000
Iloilo 2nd District Engineering Office	30,000,000	30,000,000
Iloilo 3rd District Engineering Office	80,000,000	80,000,000
Iloilo 4th District Engineering Office	41,200,000	41,200,000
Iloilo City District Engineering Office	241,236,000	241,236,000
Negros Occidental 1st District Engineering Office	200,000,000	200,000,000
Negros Occidental 3rd District Engineering Office	120,000,000	120,000,000
Negros Occidental 4th District Engineering Office	100,000,000	100,000,000
Region VII - Central Visayas	1,926,503,000	1,926,503,000

Bohol 1st District Engineering Office	208,750,000	208,750,000
Bohol 2nd District Engineering Office	232,500,000	232,500,000
Bohol 3rd District Engineering Office	190,000,000	190,000,000
Cebu 1st District Engineering Office	150,000,000	150,000,000
Cebu 2nd District Engineering Office	20,000,000	20,000,000
Cebu 3rd District Engineering Office	192,660,000	192,660,000
Cebu 4th District Engineering Office	50,000,000	50,000,000
Cebu 5th District Engineering Office	80,000,000	80,000,000
Cebu City District Engineering Office	314,993,000	314,993,000
Negros Oriental 2nd District Engineering Office	134,000,000	134,000,000
Negros Oriental 3rd District Engineering Office	163,600,000	163,600,000
Siquijor District Engineering Office	190,000,000	190,000,000
Region VIII - Eastern Visayas	1,033,371,000	1,033,371,000

1356	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Biliran District Engineering Office	175,000,000	175,000,000
Eastern Samar District Engineering Office	11,000,000	11,000,000
Leyte 1st District Engineering Office	55,000,000	55,000,000
Leyte 2nd District Engineering Office	46,000,000	46,000,000
Leyte 3rd District Engineering Office	50,000,000	50,000,000
Leyte 4th District Engineering Office	60,810,000	60,810,000
Leyte 5th District Engineering Office	37,000,000	37,000,000
Northern Samar 1st District Engineering Office	192,500,000	192,500,000
Samar 1st District Engineering Office	30,000,000	30,000,000
Samar 2nd District Engineering Office	100,000,000	100,000,000
Southern Leyte District Engineering Office	190,000,000	190,000,000
Tacloban City District Engineering Office	86,061,000	86,061,000
Region IX - Zamboanga Peninsula	220,000,000	220,000,000

Zamboanga del Sur 1st District Engineering Office	170,000,000	170,000,000
Zamboanga Sibugay 2nd District Engineering Office	50,000,000	50,000,000
Region X - Northern Mindanao	488,650,000	488,650,000

Cagayan de Oro City 1st District Engineering Office	25,000,000	25,000,000
Cagayan de Oro City 2nd District Engineering Office	25,000,000	25,000,000
Camiguin District Engineering Office	75,000,000	75,000,000
Lanao del Norte 1st District Engineering Office	40,000,000	40,000,000
Lanao del Norte 2nd District Engineering Office	31,700,000	31,700,000
Misamis Occidental 2nd District Engineering Office	95,000,000	95,000,000
Misamis Occidental District Engineering Office	68,000,000	68,000,000
Misamis Oriental 1st District Engineering Office	86,950,000	86,950,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1357
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Misamis Oriental 2nd District Engineering Office	42,000,000	42,000,000
Region XI - Davao	1,586,248,000	1,586,248,000

Compostela Valley District Engineering Office	357,360,000	357,360,000
Davao City 2nd District Engineering Office	196,831,000	196,831,000
Davao City District Engineering Office	321,511,000	321,511,000
Davao del Sur District Engineering Office	110,742,000	110,742,000
Davao Occidental District Engineering Office	197,730,000	197,730,000
Davao Oriental 1st District Engineering Office	170,000,000	170,000,000
Davao Oriental 2nd District Engineering Office	232,074,000	232,074,000
Region XII - SOCCSKSARGEN	774,500,000	774,500,000

North Cotabato 1st District Engineering Office	175,000,000	175,000,000
North Cotabato 2nd District Engineering Office	210,000,000	210,000,000
Sarangani District Engineering Office	130,000,000	130,000,000
South Cotabato 2nd District Engineering Office	50,000,000	50,000,000
South Cotabato District Engineering Office	160,000,000	160,000,000
Sultan Kudarat 2nd District Engineering Office	49,500,000	49,500,000
Region XIII - CARAGA	1,080,280,000	1,080,280,000

Agusan del Norte District Engineering Office	70,840,000	70,840,000
Agusan del Sur 1st District Engineering Office	50,000,000	50,000,000
Agusan del Sur 2nd District Engineering Office	175,000,000	175,000,000
Butuan City District Engineering Office	114,240,000	114,240,000
Surigao del Norte 1st District Engineering Office	55,000,000	55,000,000

1358	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Surigao del Norte 2nd District Engineering Office	23,800,000	23,800,000
Surigao del Sur 1st District Engineering Office	271,400,000	271,400,000
Surigao del Sur 2nd District Engineering Office	320,000,000	320,000,000
Construction/Improvement of Access Roads leading to Trades, Industries and Economic Zones	12,553,441,000	12,553,441,000

Construction/Improvement of Access Roads leading to Trades, Industries and Economic Zones	12,553,441,000	12,553,441,000

National Capital Region (NCR)	7,937,575,000	7,937,575,000

Central Office	7,937,575,000	7,937,575,000
Region I - Ilocos	112,500,000	112,500,000

Ilocos Norte 1st District Engineering Office	65,000,000	65,000,000
La Union 2nd District Engineering Office	47,500,000	47,500,000
Cordillera Administrative Region (CAR)	1,012,640,000	1,012,640,000

Abra District Engineering Office	203,682,000	203,682,000
Apayao 1st District Engineering Office	20,000,000	20,000,000
Apayao 2nd District Engineering Office	180,000,000	180,000,000
Benguet 1st District Engineering Office	96,958,000	96,958,000
Benguet 2nd District Engineering Office	40,000,000	40,000,000
Lower Kalinga District Engineering Office	90,000,000	90,000,000
Mountain Province First District Engineering Office	162,000,000	162,000,000
Mountain Province Second District Engineering Office	80,000,000	80,000,000
Upper Kalinga District Engineering Office	140,000,000	140,000,000
Region II - Cagayan Valley	300,000,000	300,000,000

Cagayan 2nd District Engineering Office	300,000,000	300,000,000
Region III - Central Luzon	128,000,000	128,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1359
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Bataan 2nd District Engineering Office	113,000,000	113,000,000
Bulacan 1st District Engineering Office	15,000,000	15,000,000
Region IVA - CALABARZON	190,000,000	190,000,000

Quezon 4th District Engineering Office	190,000,000	190,000,000
Region IVB - MIMAROPA	330,000,000	330,000,000

Palawan 1st District Engineering Office	250,000,000	250,000,000
Palawan 2nd District Engineering Office	80,000,000	80,000,000
Region V - Bicol	145,000,000	145,000,000

Albay 2nd District Engineering Office	145,000,000	145,000,000
Region VI - Western Visayas	392,160,000	392,160,000

Antique District Engineering Office	150,000,000	150,000,000
Capiz 2nd District Engineering Office	150,000,000	150,000,000
Guimaras District Engineering Office	36,000,000	36,000,000
Iloilo 3rd District Engineering Office	20,000,000	20,000,000
Negros Occidental 4th District Engineering Office	36,160,000	36,160,000
Region VII - Central Visayas	679,460,000	679,460,000

Bohol 1st District Engineering Office	244,460,000	244,460,000
Bohol 3rd District Engineering Office	220,000,000	220,000,000
Negros Oriental 1st District Engineering Office	215,000,000	215,000,000
Region VIII - Eastern Visayas	203,972,000	203,972,000

Biliran District Engineering Office	133,972,000	133,972,000
Southern Leyte District Engineering Office	70,000,000	70,000,000
Region IX - Zamboanga Peninsula	172,190,000	172,190,000

Zamboanga City District Engineering Office	17,190,000	17,190,000
Zamboanga del Norte 1st District Engineering Office	50,000,000	50,000,000

1360	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Zamboanga del Sur 1st District Engineering Office	100,000,000	100,000,000
Zamboanga Sibugay 1st District Engineering Office	5,000,000	5,000,000
Region X - Northern Mindanao	133,150,000	133,150,000

Lanao del Norte 2nd District Engineering Office	35,750,000	35,750,000
Misamis Oriental 1st District Engineering Office	47,400,000	47,400,000
Misamis Oriental 2nd Engineering Office	50,000,000	50,000,000
Region XI - Davao	266,556,000	266,556,000

Compostela Valley District Engineering Office	42,530,000	42,530,000
Davao del Sur District Engineering Office	37,800,000	37,800,000
Davao Occidental District Engineering Office	20,000,000	20,000,000
Davao Oriental 2nd District Engineering Office	166,226,000	166,226,000
Region XII - SOCCSKSARGEN	520,238,000	520,238,000

North Cotabato 1st District Engineering Office	74,250,000	74,250,000
North Cotabato 2nd District Engineering Office	190,988,000	190,988,000
South Cotabato 2nd District Engineering office	165,000,000	165,000,000
South Cotabato District Engineering Office	40,000,000	40,000,000
Sultan Kudarat 1st District Engineering Office	50,000,000	50,000,000
Region XIII - CARAGA	30,000,000	30,000,000

Agusan del Norte District Engineering Office	30,000,000	30,000,000
Construction/Rehabilitation of Water Supply/ Septage and Sewerage/Rain Water Collector Systems	800,000,000	800,000,000

Construction/Rehabilitation of Water Supply/ Septage and Sewerage/Rain Water Collector Systems	800,000,000	800,000,000

National Capital Region (NCR)	800,000,000	800,000,000

Central Office	800,000,000	800,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1361
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Restoration and Rehabilitation of the Banaue Rice Terraces			109,000,000	109,000,000

National Capital Region (NCR)			109,000,000	109,000,000

Central Office			109,000,000	109,000,000
South East Asean Games and Para Games Related Infrastructure			50,000,000	50,000,000

National Capital Region (NCR)			50,000,000	50,000,000

Central Office			50,000,000	50,000,000
Construction/Rehabilitation of Accessibility Facilities for Physically Challenged Persons			320,000,000	320,000,000

Construction/Rehabilitation of Accessibility Facilities for Physically Challenged Persons			320,000,000	320,000,000

National Capital Region (NCR)			320,000,000	320,000,000

Central Office			320,000,000	320,000,000
Sub-total, Operations			583,831,997,000	583,831,997,000

TOTAL NEW APPROPRIATIONS	8,134,731,000	16,540,729,000	613,189,023,000	637,864,483,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary				6,001,980

Total Permanent Positions				6,001,980

Other Compensation Common to All
Personnel Economic Relief Allowance				424,920
Representation Allowance				32,028
Transportation Allowance				31,860
Clothing and Uniform Allowance				88,525
Mid-Year End Bonus				500,163
Year End Bonus				500,163
Cash Gift				88,525
Step Increment				15,017
Productivity Enhancement Incentive				88,525

Total Other Compensation Common to All				1,769,726

Other Compensation Common to All
Other Personnel Benefits				12,512
Anniversary Bonus - Civilian				56,267

Total Other Compensation for Specific Groups				68,779

1362	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Other Benefits
PAG-IBIG Contributions	21,242
PhilHealth Contributions	62,141
Employees Compensation Insurance Premiums	21,242
Retirement Gratuity	85,032
Terminal Leave	104,589

Total Other Benefits	294,246

Total Personnel Services	8,134,731

Maintenance and Other Operating Expenses
Travelling Expenses	97,231
Training and Scholarship Expenses	11,500
Supplies and Materials Expenses	259,018
Utility Expenses	229,712
Communication Expenses	168,861
Demolition/Relocation and Desilting/Dredging Expenses	62,950
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	8,542
Professional Services	15,682
General Services	63,603
Repairs and Maintenance	15,437,291
Taxes, Insurance Premiums and Other Fees	50,822
Other Maintenance and Operating Expenses
Advertising Expenses	3,048
Printing and Publication Expenses	24,789
Representation Expenses	1,363
Transportation and Delivery Expenses	6,119
Rent/Lease Expenses	3,413
Membership Dues and Contributions to Organizations	784
Subscription Expenses	95,835
Other Maintenance and Operating Expense	166

Total Maintenance and Other Operating Expenses	16,540,729

Total Current Operating Expenditures	24,675,460

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	70,000
Infrastructure Outlay	575,708,411
Buildings and Other Structures	36,131,871
Machinery and Equipment Outlay	1,348,741

Total Capital Outlays	613,189,023

TOTAL NEW APPROPRIATIONS	637,864,483

DECEMBER 29, 2017	OFFICIAL GAZETTE	1363
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

GENERAL SUMMARY

DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
A. OFFICE OF THE SECRETARY	P8,134,731,000	P16,540,729,000	P613,189,023,000	P637,864,483,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS	8,134,731,000	16,540,729,000	613,189,023,000	637,864,483,000

1364	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

XX. DEPARTMENT OF SCIENCE AND TECHNOLOGY

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P4,901,174,000

New Appropriations, by Program
	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P92,466,000	P 44,405,000	P 12,034,000	P 148,905,000
Support to Operations	26,684,000	12,191,000		38,875,000
Operations	441,232,000	4,175,239,000	96,923,000	4,713,394,000

STRATEGIC SCIENCE AND TECHNOLOGY (S&T) PROGRAM		2,687,078,000		2,687,078,000
S&T PROGRAM FOR REGIONAL AND COUNTRYSIDE DEVELOPMENT	441,232,000	1,488,161,000	96,923,000	2,026,316,000

TOTAL NEW APPROPRIATIONS	P560,382,000	P4,231,835,000	P108,957,000	P4,901,174,000

Special Provision(s)

1. Use of Income. All income generated from commercialization of intellectual property (IP) and/or intellectual property rights (IPRs) from Research and Development (R&D) funded by public funds shall be constituted as a revolving fund for use of the Research and Development Institutes (RDIs) undertaking technology transfer pursuant to Republic Act No. 10055. Said income shall be used to defray intellectual property management costs and expenses and to fund R&D, science and technology capability building, and technology transfer activities. No amount shall be used to fund personnel services expenditures.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 19, 2017, Volume I-B, page 647, R.A. No. 10964

2. Research Program. The DOST shall give priority to research on disaster risk reduction and climate change adaptation and mitigation to ensure that policy development and planning from the national to the local government are based on science and contribute to building resilience. The DOST shall also facilitate research on integrated approaches for an efficient shift to a low-carbon development pathway.

3. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P91,175,000	P44,405,000	P12,034,000	P147,614,000

National Capital Region (NCR)	91,175,000	44,405,000	12,034,000	147,614,000

Central Office	91,175,000	44,405,000	12,034,000	147,614,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1365
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Administration of Personnel Benefits	1,291,000			1,291,000

National Capital Region (NCR)	138,000			138,000

Central Office	138,000			138,000
Cordillera Administrative Region (CAR)	307,000			307,000

Regional Office - CAR	307,000			307,000
Region VI - Western Visayas	846,000			846,000

Regional Office - VI	846,000			846,000

Sub-total, General Administration and Support	92,466,000	44,405,000	12,034,000	148,905,000

Support to Operations
Planning, policy formulation, monitoring, evaluation and management information services	26,684,000	4,245,000		30,929,000

National Capital Region (NCR)	26,684,000	4,245,000		30,929,000

Central Office	26,684,000	4,245,000		30,929,000
Conduct of scientific and technological conferences and exhibitions and international/local science and technological networking and other related activities		2,965,000		2,965,000

National Capital Region (NCR)		2,965,000		2,965,000

Central Office		2,965,000		2,965,000
Project(s)
Locally-Funded Project(s)		4,981,000		4,981,000

75th Meeting of the ASEAN Committee on Science and Technology (COST-75) and the 10th Informal ASEAN Ministerial Meeting on Science and Technology (IAMMST-10)		4,981,000		4,981,000

National Capital Region (NCR)		4,981,000		4,981,000

Central Office		4,981,000		4,981,000

Sub-total, Support to Operations	26,684,000	12,191,000		38,875,000

Operations
Increased benefits to Filipinos from scientific knowledge and cutting-edge technological innovations	441,232,000	4,175,239,000	96,923,000	4,713,394,000

STRATEGIC SCIENCE AND TECHNOLOGY (S&T) PROGRAM		2,687,078,000		2,687,078,000

Support to the harmonized national S&T agenda		2,687,078,000		2,687,078,000

National Capital Region (NCR)		2,687,078,000		2,687,078,000

Central Office		2,687,078,000		2,687,078,000

1366	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

S&T PROGRAM FOR REGIONAL AND COUNTRYSIDE DEVELOPMENT	441,232,000	1,488,161,000	96,923,000	2,026,316,000

Diffusion and transfer of knowledge and technologies and other related projects and activities		1,269,475,000		1,269,475,000

National Capital Region (NCR)		93,920,000		93,920,000

Regional Office - NCR		93,920,000		93,920,000
Region I - Ilocos		60,503,000		60,503,000

Regional Office - I		60,503,000		60,503,000
Cordillera Administrative Region (CAR)		67,724,000		67,724,000

Regional Office - CAR		67,724,000		67,724,000
Region II - Cagayan Valley		128,510,000		128,510,000

Regional Office - II		128,510,000		128,510,000
Region III - Central Luzon		98,620,000		98,620,000

Regional Office - III		98,620,000		98,620,000
Region IVA - CALABARZON		107,847,000		107,847,000

Regional Office - IVA		107,847,000		107,847,000
Region IVB - MIMAROPA		79,269,000		79,269,000

Regional Office - IVB		79,269,000		79,269,000
Region V - Bicol		65,565,000		65,565,000

Regional Office - V		65,565,000		65,565,000
Region VI - Western Visayas		95,000,000		95,000,000

Regional Office - VI		95,000,000		95,000,000
Region VII - Central Visayas		54,316,000		54,316,000

Regional Office - VII		54,316,000		54,316,000
Region VIII - Eastern Visayas		54,780,000		54,780,000

Regional Office - VIII		54,780,000		54,780,000
Regian IX - Zamboanga Peninsula		94,173,000		94,173,000

Regional Office - IX		94,173,000		94,173,000
Region X - Northern Mindanao		87,792,000		87,792,000

Regional Office - X		87,792,000		87,792,000
Region XI - Davao		55,295,000		55,295,000

Regional Office - XI		55,295,000		55,295,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1367
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Region XII - SOCCSKSARGEM		58,207,000		58,207,000

Regional Office - XII		58,207,000		58,207,000
Region XIII - CARAGA		67,954,000		67,954,000

Regional Office - XIII		67,954,000		67,954,000
Enhancement of science and technology projects/activities	441,232,000	218,686,000	81,923,000	741,841,000

National Capital Region (NCR)	22,598,000	7,039,000	4,148,000	33,785,000

Regional Office - NCR	22,598,000	7,039,000	4,148,000	33,785,000
Region I - Ilocos	22,187,000	13,693,000	2,162,000	38,042,000

Regional Office - I	22,187,000	13,693,000	2,162,000	38,042,000
Cordillera Administrative Region (CAR)	32,078,000	13,536,000	2,816,000	48,430,000

Regional Office - CAR	32,078,000	13,536,000	2,816,000	48,430,000
Region II - Cagayan Valley	26,402,000	10,324,000	8,475,000	45,201,000

Regional Office - II	26,402,000	10,324,000	8,475,000	45,201,000
Region III - Central Luzon	37,150,000	12,678,000	5,807,000	55,635,000

Regional Office - III	37,150,000	12,678,000	5,807,000	55,635,000
Regian IVA - CALABARZON	30,421,000	15,267,000	20,097,000	65,785,000

Regional Office - IVA	30,421,000	15,267,000	20,097,000	65,785,000
Region IVB - MIMAROPA	28,725,000	7,576,000	2,908,000	39,209,000

Regional Office - IVB	28,725,000	7,576,000	2,908,000	39,209,000
Region V - Bicol	30,149,000	16,424,000	1,060,000	47,633,000

Regional Office - V	30,149,000	16,424,000	1,060,000	47,633,000
Region VI - Western Visayas	33,166,000	16,668,000	2,475,000	52,309,000

Regional Office - VI	33,166,000	16,668,000	2,475,000	52,309,000
Region VII - Central Visayas	29,782,000	15,706,000	2,688,000	48,176,000

Regional Office - VII	29,782,000	15,706,000	2,688,000	48,176,000
Region VIII - Eastern Visayas	33,373,000	14,055,000	2,093,000	49,521,000

Regional Office - VIII	33,373,000	14,055,000	2,093,000	49,521,000
Region IX - Zamboanga Peninsula	17,619,000	12,517,000	3,929,000	34,065,000

Regional Office - IX	17,619,000	12,517,000	3,929,000	34,065,000
Region X - Northern Nindanao	26,491,000	12,973,000	3,914,000	43,378,000

Regional Office - X	26,491,000	12,973,000	3,914,000	43,378,000

1368	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Region XI - Davao	29,163,000	13,198,000	4,522,000	46,883,000

Regional Office - XI	29,163,000	13,198,000	4,522,000	46,883,000
Region XII - SOCCSKSARGEN	18,132,000	23,888,000	14,829,000	56,849,000

Regional Office - XII	18,132,000	23,888,000	14,829,000	56,849,000
Region XIII - CARAGA	23,796,000	13,144,000		36,940,000

Regional Office - XIII	23,796,000	13,144,000		36,940,400
Project(s)
Locally-Funded Project(s)			15,000,000	15,000,000

Establishment of Quezon Provincial Science and Technology Center and GIS Hub for Disaster Risk Reduction Management and Climate Change			5,000,000	5,000,000

Region IVA - CALABARZON			5,000,000	5,000,000

Regional Office - IVA			5,000,000	5,000,000
Establishment of Rizal Provincial Science and Technology Center and Packaging Technology and Testing Service Laboratory			5,000,000	5,000,000

Region IVA - CALABARZON			5,000,000	5,000,000

Regional Office - IVA			5,000,000	5,000,000
Completion of Capiz Provincial Science and Technology Center			5,000,000	5,000,000

Region VI - Western Visayas			5,000,000	5,000,000

Regional Office - VI			5,000,000	5,000,000

Sub-total, Operations	441,232,000	4,175,239,000	96,923,000	4,713,394,000

T0TAL NEW APPROPRIATIONS	P 560,382,000	P 4,231,835,000	P 108,957,000	P 4,901,174,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary				334,226

Total Permanent Positions				334,226

DECEMBER 29, 2017	OFFICIAL GAZETTE	1369
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Other Compensation Common to All
Personnel Economic Relief Allowance	17,280
Representation Allowance	5,682
Transportation Allowance	5,346
Clothing and Uniform Allowance	3,600
Mid-Year Bonus	27,853
Year End Bonus	27,853
Cash Gift	3,600
Productivity Enhancement Incentive	3,600

Total Other Compensation Common to All	94,814

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	124,432
Anniversary Bonus	804

Total Other Compensation for Specific Groups	125,236

Other Benefits
PAG-IBIG Contributions	866
PhilHealth Contributions	2,888
Employees Compensation Insurance Premiums	866
Loyalty Award	195
Terminal Leave	1,291

Total Other Benefits	6,106

Total Personnel Services	560,382

Maintenance and Other Operating Expenses
Travelling Expenses	34,691
Training and Scholarship Expenses	5,162
Supplies and Materials Expenses	54,204
Utility Expenses	40,488
Communication Expenses	14,895
Awards/Rewards and Prizes	745
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,022
Professional Services	9,173
General Services	56,743
Repairs and Maintenance	27,621
Financial Assistance/Subsidy	3,956,553
Taxes, Insurance Premiums and Other Fees	7,379
Other Maintenance and Operating Expenses
Advertising Expenses	602
Printing and Publication Expenses	1,349
Representation Expenses	6,897
Transportation and Delivery Expenses	1,234
Rent/Lease Expenses	6,103
Membership Dues and Contributions to Organizations	584
Subscription Expenses	460

1370	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Litigation/Acquired Assets Expenses	15
Other Maintenance and Operating Expenses	2,915

Total Maintenance and Other Operating Expenses	4,231,835

Total Current Operating Expenditures	4,792,217

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,000
Machinery and Equipment Outlay	93,957

Total Capital Outlays	108,957

TOTAL NEW APPROPRIATIONS	4,901,174

B. ADVANCED SCIENCE AND TECHNOLOGY INSTITUTE

For general administration and support, and operations , as indicated hereunder	P 545,587,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P 19,613,000	P 24,651,000	P 3,000,000	P 47,264,000
Operations	28,583,000	429,740,000	40,000,000	498,323,000

ADVANCED SCIENCE AND TECHNOLOGY RESEARCH AND DEVELOPMENT PROGRAM	28,583,000	117,181,000		145,764,000
ADVANCED SCIENCE AND TECHNOLOGY TRANSFER PROGRAM		312,559,000	40,000,000	352,559,000

TOTAL NEW APPROPRIATIONS	P 48,196,000	P 454,391,000	P 43,000,000	P 545,587,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

DECEMBER 29, 2017	OFFICIAL GAZETTE	1371
DEPARTMENT OF SCIENCE AND TECHNOLOGY

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P 19,613,000	P 24,651,000	P 3,000,000	P 47,264,000

Sub-total, General Administration and Support	19,613,000	24,651,000	3,000,000	47,264,000

Operations
Increased benefits to Filipinos from scientific knowledge and technologies in ICT and Microelectronics	28,583,000	429,740,000	40,000,000	498,323,000

ADVANCED SCIENCE AND TECHNOLOGY RESEARCH AND DEVELOPMENT PROGRAM	28,583,000	117,181,000		145,764,000

Scientific Research and Development in the Advanced Fields of Studies including Microelectronics and Information Technology	28,583,000	117,181,000		145,764,000
ADVANCED SCIENCE AND TECHNOLOGY TRANSFER PROGRAM		312,559,000	40,000,000	352,559,000

Technical transfer through diffusion and commercialization		312,559,000	40,000,000	352,559,000

Sub-total, Operations	28,583,000	429,740,000	40,000,000	498,323,000

TOTAL NEW APPROPRIATIONS	P 48,196,000	P 454,391,000	P 43,000,000	P 545,587,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary				29,523

Total Permanent Positions				29,523

Other Compensation Common to All
Personnel Economic Relief Allowance				1,536
Representation Allowance				408

1372	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Transportation Allowance	408
Clothing and Uniform Allowance	320
Mid-Year Bonus	2,460
Year End Bonus	2,460
Cash Gift	320
Productivity Enhancement Incentive	320

Total Other Compensation Common to All	8,232

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	10,028

Total Other Compensation for Specific Groups	10,028

Other Benefits
PAG-IBIG Contributions	77
PhilHealth Contributions	259
Employees Compensation Insurance Premiums	77

Total Other Benefits	413

Total Personnel Services	48,196

Maintenance and Other Operating Expenses
Travelling Expenses	5,954
Training and Scholarship Expenses	2,428
Supplies and Materials Expenses	43,420
Utility Expenses	10,476
Communication Expenses	220,432
Awards/Rewards and Prizes	72
Survey, Research, Exploration and Development Expenses	100
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	94,705
General Services	2,595
Repairs and Maintenance	5,716
Taxes, Insurance Premiums and Other Fees	15,970
Labor and Wages	529
Other Maintenance and Operating Expenses
Advertising Expenses	290
Printing and Publication Expenses	625
Representation Expenses	11,813
Transportation and Delivery Expenses	1,020
Rent/Lease Expenses	27,220
Membership Dues and Contributions to Organizations	80
Subscription Expenses	10,210
Other Maintenance and Operating Expenses	626

Total Maintenance and Other Operating Expenses	454,391

Total Current Operating Expenditures	502,587

Capital Outlays
Property, Plant and Equipment Outlay	40,000
Machinery and Equipment Outlay
Transportation Equipment Outlay	3,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1373
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Total Capital Outlays	43,000

TOTAL NEW APPROPRIATIONS	545,587

C. FOOD AND NUTRITION RESEARCH INSTITUTE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder				P368,458,000

New Appropriations, by Program
	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P 49,430,000	P 22,386,000		P 71,816,000
Operations	65,674,000	224,468,000	6,500,000	296,642,000

FOOD AND NUTRITION RESEARCH AND DEVELOPMENT PROGRAM	24,060,000	27,453,000		51,513,000
NUTRITIONAL ASSESSMENT AND MONITORING PROGRAM	19,446,000	184,580,000	6,500,000	210,526,000
FOOD AND NUTRITION TECHNOLOGY AND KNOWLEDGE DIFFUSION PROGRAM	22,168,000	12,435,000		34,603,000

TOTAL NEW APPROPRIATIONS	P 115,104,000	P 246,854,000	P 6,500,000	P 368,458,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P 44,733,000	P 22,386,000		P 67,119,000
Administration of Personnel Benefits	4,697,000			4,697,000

1374	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Sub-total, General Administration and Support	49,430,000	22,386,000		71,816,000

Operations
Increased benefits to Filipinos from scientific knowledge and food and nutrition technologies	65,674,000	224,468,000	6,500,000	296,642,000

FOOD AND NUTRITION RESEARCH AND DEVELOPMENT PROGRAM	24,060,000	27,453,000		51,513,000

Scientific Research and Development Services on Basic and Applied Researches on Food and Nutrition	24,060,000	17,453,000		41,513,000
Project(s)
Locally-Funded Project(s)		10,000,000		10,000,000

Expanding the Food and Nutrition Research Institute’s Nutrigenomics Laboratory: Towards Establishment of a World Class Philippine Nutrigenomics Center		10,000,000		10,000,000
NUTRITIONAL ASSESSMENT AND MONITORING PROGRAM	19,446,000	184,580,000	6,500,000	210,526,000

Nutritional Assessment and Monitoring on Food and Nutrition	19,446,000	3,480,000		22,926,000
Project(s)
Locally-Funded Project(s)		181,100,000	6,500,000	187,600,000

Expanded National Nutrition Survey		181,100,000	6,500,000	187,600,000
FOOD AND NUTRITION TECHNOLOGY AND KNOWLEDGE DIFFUSION PROGRAM	22,168,000	12,435,000		34,603,000

Technical Services on Food and Nutrition	22,168,000	12,435,000		34,603,000

Sub-total, Operations	65,674,000	224,468,000	6,500,000	296,642,000

TOTAL NEW APPROPRIATIONS	P 115,104,000	P 246,854,000	P 6,500,000	P 368,458,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary				63,228

Total Permanent Positions				63,228

DECEMBER 29, 2017	OFFICIAL GAZETTE	1375
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Other Compensation Common to All
Personnel Economic Relief Allowance	3,912
Representation Allowance	300
Transportation Allowance	300
Clothing and Uniform Allowance	815
Mid-Year Bonus	5,269
Year End Bonus	5,269
Cash Gift	815
Productivity Enhancement Incentive	815

Total Other Compensation Common to All	17,495

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	28,673

Total Other Compensation for Specific Groups	28,673

Other Benefits
PAG-IBIG Contributions	195
PhilHealth Contributions	621
Employees Compensation Insurance Premiums	195
Terminal Leave	4,697

Total Other Benefits	5,708

Total Personnel Services	115,104

Maintenance and Other Operating Expenses
Travelling Expenses	23,808
Training and Scholarship Expenses	4,433
Supplies and Materials Expenses	75,427
Utility Expenses	10,540
Communication Expenses	2,747
Awards/Rewards and Prizes	400
Confidential, Intelligence and Extraordinary Expenses	326
Extraordinary and Miscellaneous Expenses
Professional Services	71,437
General Services	3,340
Repairs and Maintenance	4,320
Taxes, Insurance Premiums and Other Fees	1,085
Other Maintenance and Operating Expenses	200
Advertising Expenses
Printing and Publication Expenses	1,890
Representation Expenses	1,280
Transportation and Delivery Expenses	3,261
Rent/Lease Expenses	1,150
Subscription Expenses	250
Other Maintenance and Operating Expenses	40,960

Total Maintenance and Other Operating Expenses	246,854

Total Current Operating Expenditures	361,958

1376	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Capital Outlays
Property, Plant and Equipment Outlay Machinery and Equipment Outlay	6,500

Total Capital Outlays	6,500

TOTAL NEW APPROPRIATIONS	368,458

D. FOREST PRODUCTS RESEARCH AND DEVELOPMENT INSTITUTE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	242,826,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	65,643,000	P	17,249,000	P	7,575,000	P	90,467,000
Operations		64,142,000		37,697,000		50,520,000		152,359,000

FOREST PRODUCTS RESEARCH AND DEVELOPMENT PROGRAM		40,022,000		24,466,000		50,520,000		115,008,000
FOREST PRODUCTS TECHNOLOGY TRANSFER PROGRAM		16,989,000		804,000				17,793,000
FOREST PRODUCTS SCIENCE AND TECHNOLOGY SERVICES PROGRAM		7,131,000		12,427,000				19,558,000

TOTAL NEW APPROPRIATIONS	P	129,785,000	P	54,946,000	P	58,095,000	P	242,826,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	62,447,000	P	17,249,000	P	7,575,000	P	87,271,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1377
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Administration of Personnel Benefits		3,196,000						3,196,000

Sub-total, General Administration and Support		65,643,000		17,249,000		7,575,000		90,467,000

Operations
Increased benefits to Filipinos from scientific knowledge and forest-based product technological innovations		64,142,000		37,697,000		50,520,000		152,359,000

FOREST PRODUCTS RESEARCH AND DEVELOPMENT PROGRAM		40,022,000		24,466,000		50,520,000		115,008,000

Scientific Research and Development Services on Wood and Non-Wood Forest Products		40,022,000		16,066,000		20,520,000		76,608,000
Project(s)
Locally-Funded Project(s)				8,400,000		30,000,000		38,400,000

Processing and Utilization of Senile and Unproductive Rubberwood (Hevea brasiliensis) Trees for School Furniture and other High Value Furniture, Mouldings and Joinery Products				7,900,000				7,900,000
Development of FPRDI’s Strategic and Administrative Information Systems				500,000				500,000
Renovation of FPRDI laboratory Building						3,000,000		3,000,000
Rehabilitation of Pulp and Paper Laboratories						3,000,000		3,000,000
Rehabilitation of FPRDI Electrical Wiring System						5,000,000		5,000,000
Renovation/Rehabilitation of Chemistry and Biotechnology Laboratory						2,500,000		2,500,000
Renovation of Material Science Division (MSD) Laboratories and Offices						6,500,000		6,500,000
Renovation of Bamboo Innovation Center						10,000,000		10,000,000
FOREST PRODUCTS TECHNOLOGY TRANSFER PROGRAM		16,989,000		804,000				17,793,000

Technology Transfer/Promotion on Mood and Non-Wood Forest Products		16,989,000		804,000				17,793,000
FOREST PRODUCTS SCIENCE AND TECHNOLOGY SERVICES PROGRAM		7,131,000		12,427,000				19,558,000

Testing, Analysis and Other Technical Services on Wood and Non-Wood Forest Products		7,131,000		12,427,000				19,558,000

Sub-total, Operations		64,142,000		37,697,000		50,520,000		152,359,000

TOTAL NEW APPROPRIATIONS	P	129,785,000	P	54,946,000	P	58,095,000	P	242,826,000

1378	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	69,862

Total Permanent Positions	69,862

Other Compensation Common to All
Personnel Economic Relief Allowance	4,464
Representation Allowance	966
Transportation Allowance	966
Clothing and Uniform Allowance	930
Mid-Year Bonus	5,821
Year End Bonus	5,821
Cash Gift	930
Productivity Enhancement Incentive	930

Total Other Compensation Common to All	20,828

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	34,805

Total Other Compensation for Specific Groups	34,805

Other Benefits
PAG-IBIG Contributions	223
PhilHealth Contributions	648
Employees Compensation Insurance Premiums	223
Terminal leave	3,196

Total Other Benefits	4,290

Total Personnel Services	129,785

Maintenance and Other Operating Expenses
Travelling Expenses	7,478
Training and Scholarship Expenses	2,695
Supplies and Materials Expenses	12,262
Utility Expenses	15,602
Communication Expenses	2,370
Confidential, Intelligence and Extraordinary Expenses Extraordinary and Miscellaneous Expenses	118
Professional Services	2,804
General Services	2,214
Repairs and Maintenance	4,094

DECEMBER 29, 2017	OFFICIAL GAZETTE	1379
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Taxes, Insurance Premiums and Other Fees	255
Labor and Wages	50
Other Maintenance and Operating Expenses
Advertising Expenses	230
Printing and Publication Expenses	940
Representation Expenses	645
Transportation and Delivery Expenses	200
Membership Dues and Contributions to Organizations	310
Subscription Expenses	1,979
Other Maintenance and Operating Expenses	700

Total Maintenance and Other Operating Expenses	54,946

Total Current Operating Expenditures	184,731

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	8,000
Buildings and Other Structures	25,000
Machinery and Equipment Outlay	21,245
Transportation Equipment Outlay	3,850

Total Capital Outlays	58,095

TOTAL NEW APPROPRIATIONS	242,826

E. INDUSTRIAL TECHNOLOGY DEVELOPMENT INSTITUTE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	552,969,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	93,592,000	P	7,550,000	P		P	101,142,000
Operations		136,705,000		157,635,000		157,487,000		451,827,000

INDUSTRIAL TECHNOLOGY RESEARCH AND DEVELOPMENT PROGRAM		71,819,000		49,169,000		42,141,000		163,129,000
INDUSTRIAL TECHNOLOGY TRANSFER PROGRAM		20,757,000		1,593,000				22,350,000
INDUSTRIAL TECHNOLOGY TECHNICAL SERVICES PROGRAM		44,129,000		106,873,000		115,346,000		266,348,000

TOTAL NEW APPROPRIATIONS	P	230,297,000	P	165,185,000	P	157,487,000	P	552,969,000

1380	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Special Provision(s)

1. Calibration Fees. Of the amounts appropriated herein, Three Million Seven Hundred Thousand Pesos (P3,700,000) shall be used for the enhancement of the capabilities of the National Metrology Laboratory and modernization of metrological and measurement standard activities sourced from fifty percent (50%) of the fees and charges collected from calibration services in accordance with Section 18 of R.A. No. 9236.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

The Industrial Technology Development Institute (ITDI) shall submit its quarterly reports on financial and physical accomplishments with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Approriations and the Senate Committee on Finance, by posting said reports on ITDI website for a period of three (3) years. The Director of ITDI shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	81,668,000	P	7,328,000	P		P	88,996,000
Administration of Personnel Benefits		4,217,000						4,217,000
Evaluation, Coordination and Monitoring of Industrial Programs/Projects and Management Information Systems		7,707,000		222,000				7,929,000

Sub-total, General Administration and Support		93,592,000		7,550,000				101,142,000

Operations
Increased benefits to Filipinos from scientific knowledge and technologies for industry productivity and competitiveness		136,705,000		157,635,000		157,487,000		451,827,000

INDUSTRIAL TECHNOLOGY RESEARCH AND DEVELOPMENT PROGRAM		71,819,000		49,169,000		42,141,000		163,129,000

Research and Development of Technologies in Industrial Manufacturing, Mineral Processing and Energy		71,819,000		42,783,000		2,141,000		116,743,000
Project(s)
Locally-Funded Project(s)				6,386,000		40,000,000		46,386,000

Repair/Renovation and Maintenance of ITDI Buildings and Facilities						40,000,000		40,000,000
Modular Multi-Industry Innovation Center				6,386,000				6,386,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1381
DEPARTMENT OF SCIENCE AND TECHNOLOGY

INDUSTRIAL TECHNOLOGY TRANSFER PROGRAM	20,757,000	1,593,000		22,350,000

Transfer of Technologies in Industrial Manufacturing, Mineral Processing and Energy		176,000		176,000
Promotion and Marketing of Industrial Technologies and Services	20,757,000	1,417,000		22,174,000
INDUSTRIAL TECHNOLOGY TECHNICAL SERVICES PROGRAM	44,129,000	106,873,000	115,346,000	266,348,000

Testing and Analysis of Materials/Products, Calibration of Instruments and Apparatus and other Technical Services	44,129,000	8,966,000		53,095,000
Project(s)
Locally-Funded Project(s)		97,907,000	115,346,000	213,253,000

Enhancing the Competence and Capability of the National Metrology laboratories of the Philippines		97,907,000	115,346,000	213,253,000

Sub-total, Operations	136,705,000	157,635,000	157,487,000	451,827,000

TOTAL NEW APPROPRIATIONS	P230,297,000	P165,185,000	P157,487,000	P552,969,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary				128,172

Total Permanent Positions				128,172

Other Compensation Common to All
Personnel Economic Relief Allowance				7,896
Representation Allowance				840
Transportation Allowance				840
Clothing and Uniform Allowance				1,645
Mid-Year Bonus				10,681
Year End Bonus				10,681
Cash Gift				1,645
Productivity Enhancement Incentive				1,645

Total Other Compensation Common to All				35,873

1382	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	60,020

Total Other Compensation for Specific Groups	60,020

Other Benefits
PAG-IBIG Contributions	395
PhilHealth Contributions	1,225
Employees Compensation Insurance Premiums	395
Terminal Leave	4,217

Total Other Benefits	6,232

Total Personnel Services	230,297

Maintenance and Other Operating Expenses
Travelling Expenses	10,657
Training and Scholarship Expenses	7,030
Supplies and Materials Expenses	15,321
Utility Expenses	26,174
Communication Expenses	1,649
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	491
Professional Services	31,807
General Services	7,952
Repairs and Maintenance	57,865
Taxes, Insurance Premiums and Other Fees	2,412
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	206
Representation Expenses	985
Transportation and Delivery Expenses	305
Rent/Lease Expenses	415
Membership Dues and Contributions to Organizations	400
Subscription Expenses	470
Other Maintenance and Operating Expenses	996

Total Maintenance and Other Operating Expenses	165,185

Total Current Operating Expenditures	395,482

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	40,000
Machinery and Equipment Outlay	117,487

Total Capital Outlays	157,487

TOTAL NEW APPROPRIATIONS	552,969

DECEMBER 29, 2017	OFFICIAL GAZETTE	1383
DEPARTMENT OF SCIENCE AND TECHNOLOGY

F. METALS INDUSTRY RESEARCH AND DEVELOPMENT CENTER

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	354,426,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	73,858,000	P	21,828,000	P	4,825,000	P	100,511,000
Operations		70,635,000		59,730,000		123,550,000		253,915,000

METALS INDUSTRY RESEARCH PROGRAM		36,315,000		44,434,000		123,550,000		204,299,000
METALS INDUSTRY TECHNOLOGY TRANSFER PROGRAM		17,875,000		6,816,000				24,691,000
METALS INDUSTRY SCIENCE AND TECHNOLOGY SERVICES PROGRAM		16,445,000		8,480,000				24,925,000

TOTAL NEW APPROPRIATIONS	P	144,493,000	P	81,558,000	P	128,375,000	P	354,426,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	73,858,000	P	21,828,000	P	4,825,000	P	100,511,000

Sub-total, General Administration and Support		73,853,000		21,828,000		4,825,000		100,511,000

Operations
Increased benefits to Filipinos from scientific knowledge and technologies in cutting-edge metals and engineering innovations		70,635,000		59,730,000		123,550,000		253,915,000

METALS INDUSTRY RESEARCH PROGRAM		36,315,000		44,434,000		123,550,000		204,299,000

Prototype and process development through metalcasting, metalworking and surface engineering processes		36,315,000		22,644,000		79,900,000		138,859,000

1384	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Project(s)
Locally-Funded Project (s)		21,790,000	43,650,000	65,440,000

Performance Testing and Evaluation of Prototype Train Set		19,850,000	150,000	20,000,000
Repair of Perimeter Fence (90,000 square meters)			5,000,000	5,000,000
Construction of Hem Cistern Tank and Upgrading of the Center’s Water Supply			8,000,000	8,000,000
Rehabilitation of Mechanical Workshop II Building			16,000,000	16,000,000
Upgrading of MIRDC Laboratory and Administration Building			12,000,000	12,000,000
Establishment and Strengthening of Information and Communication Technology (ICT) Infrastructure (ICT INFRA) and Business Online Solution System (BOSS) of the Center in Support to the Productivity and Competitiveness of the M&E Industries		1,940,000	2,500,000	4,440,000
METALS INDUSTRY TECHNOLOGY TRANSFER PROGRAM	17,875,000	6,816,000		24,691,000

Technical assistance and technology transfer through consultancy, training and information awareness program	17,875,000	6,816,000		24,691,000
METALS INDUSTRY SCIENCE AND TECHNOLOGY SERVICES PROGRAM	16,445,000	8,480,000		24,925,000

Testing, analysis and calibration services	16,445,000	8,480,000		24,925,000

Sub-total, Operations	70,635,000	59,730,000	123,550,000	253,915,000

TOTAL NEW APPROPRIATIONS	P144,493,000	P81,558,000	P128,375,000	P354,426,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary				79,835

Total Permanent Positions				79,835

DECEMBER 29, 2017	OFFICIAL GAZETTE	1385
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Other Compensation Common to All
Personnel Economic Relief Allowance	5,136
Representation Allowance	672
Transportation Allowance	672
Clothing and Uniform Allowance	1,070
Honoraria	39
Mid-Year Bonus	6,653
Year End Bonus	6,653
Cash Gift	1,070
Productivity Enhancement Incentive	1,070

Total Other Compensation Common to All	23,035

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	40,224

Total Other Compensation for Specific Groups	40,224

Other Benefits
PAG-IBIG Contributions	257
PhilHealth Contributions	770
Employees Compensation Insurance Premiums	257
Loyalty Award	115

Total Other Benefits	1,399

Total Personnel Services	144,493

Maintenance and Other Operating Expenses
Travelling Expenses	1,600
Training and Scholarship Expenses	1,200
Supplies and Materials Expenses	7,249
Utility Expenses	22,708
Communication Expenses	940
Confidential, Intelligence and Extraordinary Expenses Extraordinary and Miscellaneous Expenses	218
Professional Services	27,065
General Services	10,988
Repairs and Maintenance	5,900
Taxes, Insurance Premiums and Other Fees	1,100
Other Maintenance and Operating Expenses
Advertising Expenses	175
Printing and Publication Expenses	315
Representation Expenses	335
Transportation and Delivery Expenses	240
Rent/Lease Expenses	675
Membership Dues and Contributions to Organizations	10
Subscription Expenses	840

Total Maintenance and Other Operating Expenses	81,558

Total Current Operating Expenditures	226,051

1386	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	2,500
Buildings and Other Structures	41,000
Machinery and Equipment Outlay	81,575
Transportation Equipment Outlay	3,300

Total Capital Outlays	128,375

TOTAL NEW APPROPRIATIONS	354,426

G. NATIONAL ACADEMY OF SCIENCE AND TECHNOLOGY

For general administration and support, and operations, as indicated hereunder	P	81,259,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	8,362,000	P	5,374,000	P	2,015,000	P	15,751,000
Operations		2,847,000		60,936,000		1,725,000		65,508,000

SCIENCE AND TECHNOLOGY RECOGNITION AND POLICY ADVISORY PROGRAM		2,847,000		60,936,000		1,725,000		65,508,000

TOTAL NEW APPROPRIATIONS	P	11,209,000	P	66,310,000	P	3,740,000	P	81,259,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	8,362,000	P	5,374,000	P	2,015,000	P	15,751,000

Sub-total, General Administration and Support		8,362,000		5,374,000		2,015,000		15,751,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1387
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Operations
Increased benefits to Filipinos from scientific knowledge by recognizing outstanding achievements and enhancing and fostering policy environment for the development of Science and Technology		2,847,000		60,936,000		1,725,000		65,508,000

SCIENCE AND TECHNOLOGY RECOGNITION AND POLICY ADVISORY PROGRAM		2,847,000		60,936,000		1,725,000		65,508,000

Formulation of policy recommendations on relevant Science and Technology concerns		1,804,000		4,792,000				6,596,000
Screening of nominations and granting of performance awards and achievements incentives for exemplary contributions to the development of Science and Technology in the country		451,000		16,126,000		1,725,000		18,302,000
Provision of benefits and privileges of national scientists and members of the Academy, including research fellowship grants, pursuant to the Academy’s Charter				38,292,000				38,292,000
Promotion of S&T achievements through the operation and maintenance of the Philippine Science Heritage Center		592,000		1,726,000				2,318,000

Sub-total, Operations		2,847,000		60,936,000		1,725,000		65,508,000

TOTAL NEW APPROPRIATIONS	P	11,209,000	P	66,310,000	P	3,740,000	P	81,259,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								6,148

Total Permanent Positions								6,148

Other Compensation Common to All
Personnel Economic Relief Allowance								264
Representation Allowance								228
Transportation Allowance								228
Clothing and Uniform Allowance								55
Mid-Year Bonus - Civilian								513
Year End Bonus								513
Cash Gift								55
Per Diems								703
Productivity Enhancement Incentive								55

1388	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Total Other Compensation Common to All	2,614

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	2,382

Total Other Compensation for Specific Groups	2,382

Other Benefits
PAG-IBIG Contributions	12
PhilHealth Contributions	41
Employees Compensation Insurance Premiums	12

Total Other Benefits	65

Total Personnel Services	11,209

Maintenance and Other Operating Expenses
Travelling Expenses	2,698
Training and Scholarship Expenses	105
Supplies and Materials Expenses	1,936
Utility Expenses	1,736
Communication Expenses	1,160
Awards/Rewards and Prizes	41,090
Survey, Research, Exploration and Development Expenses	2,160
Confidential, Intelligence and Extraordinary Expenses Extraordinary and Miscellaneous Expenses	118
Professional Services	3,454
General Services	1,689
Repairs and Maintenance	524
Taxes, Insurance Premiums and Other Fees	176
Other Maintenance and Operating Expenses
Advertising Expenses	225
Printing and Publication Expenses	1,087
Representation Expenses	5,963
Transportation and Delivery Expenses	28
Rent/lease Expenses	195
Membership Dues and Contributions to Organizations	50
Subscription Expenses	37
Other Maintenance and Operating Expenses	1,879

Total Maintenance and Other Operating Expenses	66,310

Total Current Operating Expenditures	77,519

Capital Outlays
Property, Plant and Equipment Outlay	450
Infrastructure Outlay
Machinery and Equipment Outlay	1,640
Transportation Equipment Outlay	1,650

Total Capital Outlays	3,740

TOTAL NEW APPROPRIATIONS	81,259

DECEMBER 29, 2017	OFFICIAL GAZETTE	1389
DEPARTMENT OF SCIENCE AND TECHNOLOGY

H. NATIONAL RESEARCH COUNCIL OF THE PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	71,280,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	16,343,000	P	11,351,000			P	27,694,000
Support to Operations		3,702,000		5,543,000		9,731,000		18,976,000
Operations		7,543,000		17,067,000				24,610,000

POLICY DEVELOPMENT FOR SCIENCE AND TECHNOLOGY ADVISORY PROGRAM		869,000		1,123,000				1,992,000
BASIC RESEARCH AND DEVELOPMENT MANAGEMENT PROGRAM		6,674,000		15,944,000				22,618,000

TOTAL NEW APPROPRIATIONS	P	27,588,000	P	33,961,000	P	9,731,000	P	71,280,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	16,211,000	P	11,351,000		P	27,562,000
Administration of Personnel Benefits		132,000					132,000

Sub-total, General Administration and Support		16,343,000		11,351,000			27,694,000

1390	OFFICIAL GAZETTE	VOL. 113, No. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Support to Operations
MRCP Library Operation		2,873,000		594,000				3,467,000
IT support		829,000		93,000				922,000
Project(s)
Locally-Funded Project(s)				4,856,000		9,731,000		14,587,000

Establishing an Interactive Scientific Knowledge Management System (SKHSC) Portal				4,856,000		1,995,000		6,851,000
Fence Rehabilitation with Site Development/Improvement						7,736,000		7,736,000

Sub-total, Support to Operations		3,702,000		5,543,000		9,731,000		18,976,000

Operations
Problem-focused multi-disciplinary basic research, policy formulation and collaboration among Filipino researchers enhanced		7,543,000		17,067,000				24,610,000

POLICY DEVELOPMENT FOR SCIENCE AND TECHNOLOGY ADVISORY PROGRAM		869,000		1,123,000				1,992,000

Research based Policy Development for S&T and issues of national concern		869,000		1,123,000				1,992,000
BASIC RESEARCH AND DEVELOPMENT MANAGEMENT PROGRAM		6,674,000		15,944,000				22,618,000

Development, integration and coordination of the National Research System for Basic Research		5,628,000		15,900,000				21,528,000
Programming, monitoring and evaluation of basic research and other resource requirements		1,046,000		44,000				1,090,000

Sub-total, Operations		7,543,000		17,067,000				24,610,000

TOTAL NEW APPROPRIATIONS	P	27,588,000	P	33,961,000	P	9,731,000	P	71,280,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								14,848

Total Permanent Positions								14,848

DECEMBER 29, 2017	OFFICIAL GAZETTE	1391
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Other Compensation Common to All
Personnel Economic Relief Allowance	840
Representation Allowance	288
Transportation Allowance	288
Clothing and Uniform Allowance	175
Honoraria	3,000
Mid-Year Bonus	1,238
Year End Bonus	1,238
Cash Gift	175
Productivity Enhancement Incentive	175

Total Other Compensation Common to All	7,417

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	4,866
Anniversary Bonus	111

Total Other Compensation for Specific Groups	4,977

Other Benefits
PAG-IBIG Contributions	42
PhilHealth Contributions	130
Employees Compensation Insurance Premiums	42
Terminal Leave	132

Total Other Benefits	346

Total Personnel Services	27,588

Maintenance and Other Operating Expenses
Travelling Expenses	1,100
Training and Scholarship Expenses	661
Supplies and Materials Expenses	814
Utility Expenses	2,440
Communication Expenses	953
Awards/Rewards and Prizes	450
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	117
Professional Services	5,752
General Services	1,549
Repairs and Maintenance	970
Financial Assistance/Subsidy	15,111
Taxes, Insurance Premiums and Other Fees	178
Other Maintenance and Operating Expenses
Advertising Expenses	11
Printing and Publication Expenses	700
Representation Expenses	2,041
Transportation and Delivery Expenses	5
Rent/lease Expenses	168
Membership Dues and Contributions to Organizations	450
Subscription Expenses	491

1392	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Total Maintenance and Other Operating Expenses	33,961

Total Current Operating Expenditures	61,549

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	7,736
Machinery and Equipment Outlay	1,692
Intangible Assets Outlay	303

Total Capital Outlays	9,731

TOTAL NEW APPROPRIATIONS	71,280

I. PHILIPPINE ATMOSPHERIC, GEOPHYSICAL AND ASTRONOMICAL SERVICES ADMINISTRATION

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P 2,456,154,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	186,127,000	P	46,926,000	P		P	233,053,000
Support to Operations		31,664,000		139,656,000		274,000,000		445,320,000
Operations		270,661,000		284,140,000		1,222,980,000		1,777,781,000

WEATHER AND CLIMATE FORECASTING AND WARNING PROGRAM		217,286,000		220,350,000		678,000,000		1,115,636,000
FLOOD FORECASTING AND WARNING PROGRAM		16,343,000		35,694,000				52,037,000
RESEARCH AND DEVELOPMENT ON ATMOSPHERIC, GEOPHYSICAL AND ASTRONOMICAL AND ALLIED SCIENCES PROGRAM		37,032,000		28,096,000		544,980,000		610,108,000

TOTAL NEW APPROPRIATIONS	P	488,452,000	P	470,722,000	P	1,496,980,000	P	2,456,154,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the followings activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

DECEMBER 29, 2017	OFFICIAL GAZETTE	1393
DEPARTMENT OF SCIENCE AND TECHNOLOGY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	176,274,000	P	46,926,000	P		P	223,200,000
Administration of Personnel Benefits		9,853,000						9,853,000

Sub-total, General Administration and Support		186,127,000		46,926,000				233,053,000

Support to Operations
Operation and Maintenance of Weather Surveillance Radar Network				104,715,000		274,000,000		378,715,000
Installation, Repair and Maintenance of Telemetering Multiplex System for Flood Forecasting and Warning Systems of the 18 Major River Basins				4,826,000				4,826,000
Construction/Repair/Rehabilitation of Damaged Weather Stations and ICT Equipment and Facilities		31,664,000		30,115,000				61,779,000

Sub-total, Support to Operations		31,664,000		139,656,000		274,000,000		445,320,000

Operations
Enhanced safety and resiliency of Filipinos to disaster risks from extreme weather, flooding, storm surge and related events		270,661,000		284,140,000		1,222,980,000		1,777,781,000

WEATHER AND CLIMATE FORECASTING AND WARNING PROGRAM		217,286,000		220,350,000		678,000,000		1,115,636,000

Typhoon and weather warning, including marine and aviation forecasting and operation of meteorological communication and regional forecast center		40,631,000		21,642,000		75,000,000		137,273,000
Climate data management, agrometeorological and climate change research and development		25,479,000		12,875,000		100,000,000		138,354,000
Observation, measurement, recording and reporting of atmospheric, geophysical and astronomical data, including the operation and maintenance of automated observational data from surface and upper-air observation network		151,176,000		181,433,000		503,000,000		835,609,000
Operation of upgraded meteorological satellite receiving and processing systems				4,400,000				4,400,000

1394	OFFICIAL GAZETTE	VOL. 113, No. 1
GENERAL APPROPRIATIONS ACT, FY 2018

FLOOD FORECASTING AND WARNING PROGRAM		16,343,000		35,694,000				52,037,000

Flood forecasting and hydro-meteorological services		16,343,000		21,389,000				37,732,000
Operation and maintenance of the flood forecasting and warning system for dam operation				14,305,000				14,305,000
RESEARCH AND DEVELOPMENT ON ATMOSPHERIC, GEOPHYSICAL AND ASTRONOMICAL AND ALLIED SCIENCES PROGRAM		37,032,000		28,096,000		544,980,000		610,108,000

Research on Atmospheric, Geophysical and Allied Sciences		37,032,000		24,906,000		445,000,000		506,938,000
Operation and maintenance of astronomical observatories/planetarium including the provisions of standard time services				3,090,000		97,000,000		100,090,000
Project(s)
Locally-funded Project(s)				100,000		2,980,000		3,080,000

Climate Monitoring and Prediction System (CLINPS)				100,000		1,600,000		1,700,000
Farm Weather Information System						300,000		300,000
Sectoral Impact Modeling System						1,080,000		1,080,000

Sub-total, Operations		270,661,000		284,140,000		1,222,980,000		1,777,781,000

TOTAL NEW APPROPRIATIONS	P	488,452,000	P	470,722,000	P	1,496,980,000	P	2,456,154,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	257,504

Total Permanent Positions	257,504

Other Compensation Common to All
Personnel Economic Relief Allowance	19,524
Representation Allowance	594
Transportation Allowance	594
Clothing and Uniform Allowance	4,205
Mid-Year Bonus	21,457
Year End Bonus	21,457

DECEMBER 29, 2017	OFFICIAL GAZETTE	1395
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Cash Gift	4,205
Productivity Enhancement Incentive	4,205

Total Other Compensation Common to All	76,241

Other Compensation far Specific Groups
Magna Carta for Science & Technology Personnel	132,243
Night Shift Differential Pay	7,807

Total Other Compensation for Specific Groups	140,050

Other Benefits
PAG-IBIG Contributions	1,009
Philhealth Contributions	2,835
Employees Compensation Insurance Premiums	960
Terminal Leave	9,853

Total Other Benefits	14,657

Total Personnel Services	488,452

Maintenance and Other Operating Expenses
Travelling Expenses	22,084
Training and Scholarship Expenses	13,533
Supplies and Materials Expenses	185,242
Utility Expenses	37,063
Communication Expenses	46,739
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	17,212
General Services	22,145
Repairs and Maintenance	83,050
Taxes, Insurance Premiums and Other Fees	35,570
Other Maintenance and Operating Expenses
Advertising Expenses	170
Printing and Publication Expenses	1,207
Representation Expenses	2,056
Transportation and Delivery Expenses	1,000
Rent/Lease Expenses	2,683
Membership Dues and Contributions to Organizations	50
Subscription Expenses	300
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	470,722

Total Current Operating Expenditures	959,174

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	195,000
Machinery and Equipment Outlay	1,301,980

Total Capital Outlays	1,496,980

TOTAL NEW APPROPRIATIONS	2,456,154

1396	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

J. PHILIPPINE COUNCIL FOR AGRICULTURE, AQUATIC AND NATURAL RESOURCES RESEARCH AND DEVELOPMENT

For general administration and support, and operations, as indicated hereunder	P	1,287,254,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	45,128,000	P	33,754,000	P	12,540,000	P	91,422,000
Operations		112,271,000		1,083,561,000				1,195,832,000

NATIONAL AANR SECTOR R&D PROGRAM		112,271,000		1,083,561,000				1,195,832,000

TOTAL NEW APPROPRIATIONS	P	157,399,000	P	1,117,315,000	P	12,540,000	P	1,287,254,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	41,092,000	P	33,754,000	P	12,540,000	P	87,386,000
Administration of Personnel Benefits		4,036,000						4,036,000

Sub-total, General Administration and Support		45,128,000		33,754,000		12,540,000		91,422,000

Operations
Increased benefits to Filipinos from science-based know-how and tools far agricultural productivity in the Agriculture, Aquatic and Natural Resources (AANR) sectors		112,271,000		1,083,561,000				1,195,832,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1397
DEPARTMENT OF SCIENCE AND TECHNOLOGY

NATIONAL AANR SECTOR R&D PROGRAM		112,271,000		1,083,561,000				1,195,832,000

Development, integration and coordination of the National Research System for the AANR Sector		112,271,000		1,083,561,000				1,195,832,000

Sub-total, Operations		112,271,000		1,083,561,000				1,195,832,000

TOTAL NEW APPROPRIATIONS	P	157,399,000	P	1,117,315,000	P	12,540,000	P	1,287,254,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	88,987

Total Permanent Positions	88,987

Other Compensation Common to All
Personnel Economic Relief Allowance	5,424
Representation Allowance	972
Transportation Allowance	972
Clothing and Uniform Allowance	1,130
Honoraria	641
Mid-Year Bonus	7,416
Year End Bonus	7,416
Cash Gift	1,130
Productivity Enhancement Incentive	1,130

Total Other Compensation Common to All	26,231

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	36,675

Total Other Compensation for Specific Groups	36,675

Other Benefits
PAG-IBIG Contributions	271
PhilHealth Contributions	843
Employees Compensation Insurance Premiums	271
Retirement Gratuity	3,231
Loyalty Award	85
Terminal Leave	805

1398	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Total Other Benefits	5,506

Total Personnel Services	157,399

Maintenance and Other Operating Expenses
Travelling Expenses	8,448
Training and Scholarship Expenses	2,464
Supplies and Materials Expenses	8,250
Utility Expenses	8,909
Communication Expenses	9,130
Confidential, Intelligence and Extraordinary Expenses Extraordinary and Miscellaneous Expenses	118
Professional Services	12,193
General Services	10,457
Repairs and Maintenance	17,902
Financial Assistance/Subsidy	1,021,930
Taxes, Insurance Premiums and Other Fees	2,041
Other Maintenance and Operating Expenses
Advertising Expenses	141
Printing and Publication Expenses	3,545
Representation Expenses	5,563
Transportation and Delivery Expenses	477
Rent/Lease Expenses	3,423
Membership Dues and Contributions to Organizations	48
Subscription Expenses	2,276

Total Maintenance and Other Operating Expenses	1,117,315

Total Current Operating Expenditures	1,274,714

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	5,280
Transportation Equipment Outlay	7,260

Total Capital Outlays	12,540

TOTAL NEW APPROPRIATIONS	1,287,254

K. PHILIPPINE COUNCIL FOR HEALTH RESEARCH AND DEVELOPMENT

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	607,171,000

New Appropriations, by Program

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P 13,899,000	P 3,553,000	P1,780,000	P19,232,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1399
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Operations		25,235,000		557,704,000		5,000,000		587,939,000

NATIONAL HEALTH RESEARCH AND DEVELOPMENT PROGRAM		25,235,000		557,704,000		5,000,000		587,939,000

TOTAL NEW APPROPRIATIONS	P	39,134,000	P	561,257,000	P	6,780,000	P	607,171,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	13,790,000	P	3,553,000	P	1,780,000	P	19,123,000
Administration of Personnel Benefits		109,000						109,000

Sub-total, General Administration and Support		13,899,000		3,553,000		1,780,000		19,232,000

Operations
Increased benefits to Filipinos from scientific knowledge and technological innovations for healthcare		25,235,000		557,704,000		5,000,000		587,939,000

NATIONAL HEALTH RESEARCH AND DEVELOPMENT PROGRAM		25,235,000		557,704,000		5,000,000		587,939,000

Development, Integration, Management and Coordination of the National Health Research System for Health and Related Fields		25,235,000		557,704,000				582,939,000
Project(s)
Locally-Funded Project(s)						5,000,000		5,000,000

Renovation of DOST (Imelda) Building						5,000,000		5,000,000

Sub-total, Operations		25,235,000		557,704,000		5,000,000		587,939,000

TOTAL NEW APPROPRIATIONS	P	39,134,000	P	561,257,000	P	6,780,000	P	607,171,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services

1400	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Civilian Personnel
Permanent Positions
Basic Salary	24,048

Total Permanent Positions	24,048

Other Compensation Common to All
Personnel Economic Relief Allowance	1,344
Representation Allowance	288
Transportation Allowance	288
Clothing and Uniform Allowance	280
Mid-Year Bonus	2,004
Year End Bonus	2,004
Cash Gift	280
Per Diems	100
Productivity Enhancement Incentive	280

Total Other Compensation Common to All	6,868

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	7,751

Total Other Compensation for Specific Groups	7,751

Other Benefits
PAG-IBIG Contributions	67
PhilHealth Contributions	224
Employees Compensation Insurance Premiums	67
Terminal Leave	109

Total Other Benefits	467

Total Personnel Services	39,134

Maintenance and Other Operating Expenses
Travelling Expenses	525
Training and Scholarship Expenses	200
Supplies and Materials Expenses	780
Utility Expenses	957
Communication Expenses	2,066
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	80
Professional Services	520
General Services	1,181
Repairs and Maintenance	349
Financial Assistance/Subsidy	553,743
Taxes, Insurance Premiums and Other Fees	150
Other Maintenance and Operating Expenses
Advertising Expenses	56
Printing and Publication Expenses	150

DECEMBER 29, 2017	OFFICIAL GAZETTE	1401
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Representation Expenses	350
Rent/Lease Expenses	100
Subscription Expenses	50

Total Maintenance and Other Operating Expenses	561,257

Total Current Operating Expenditures	600,391

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	5,000
Machinery and Equipment Outlay	1,780

Total Capital Outlays	6,780

TOTAL NEW APPROPRIATIONS	607,171

L. PHILIPPINE COUNCIL FOR INDUSTRY, ENERGY AND EMERGING TECHNOLOGY RESEARCH AND DEVELOPMENT

For general administration and support, and operations, including locally-Funded project(s), as indicated hereunder	P	860,277,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	18,308,000	P	15,706,000	P	6,718,000	P	40,732,000
Operations		33,414,000		780,131,000		6,000,000		819,545,000

NATIONAL INDUSTRY, ENERGY AND EMERGING TECHNOLOGY SECTORS R&D PROGRAM		33,414,000		780,131,000		6,000,000		819,545,000

TOTAL NEW APPROPRIATIONS	P	51,722,000	P	795,837,000	P	12,718,000	P	860,277,000

Special Provision (s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS

1402	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

General Administration and Support
General Management and Supervision	P	18,242,000	P	15,706,000	P	6,718,000	P	40,666,000
Administration of Personnel Benefits		66,000						66,000

Sub-total, General Administration and Support		18,308,000		15,706,000		6,718,000		40,732,000

Operations
Increased benefits to Filipinos from scientific knowledge and technological innovations for productivity and competitiveness		33,414,000		780,131,000		6,000,000		819,545,000

NATIONAL INDUSTRY, ENERGY AND EMERGING TECHNOLOGY SECTORS R&D PROGRAM		33,414,000		780,131,000		6,000,000		819,545,000

Development, integration and coordination of the National Research System for Industry, Energy and Emerging Technology Sectors		33,414,000		777,789,000				811,203,000
Project (s)
Locally-Funded Project(s)				2,342,000		6,000,000		8,342,000

Development and Enhancement of PCIEERD’s Internal and Strategic Information Systems				2,342,000		6,000,000		8,342,000

Sub-total, Operations		33,414,000		780,131,000		6,000,000		819,545,000

TOTAL NEW APPROPRIATIONS	P	51,722,000	P	795,837,000	P	12,718,000	P	860,277,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	31,555

Total Permanent Positions	31,555

Other Compensation Common to All
Personnel Economic Relief Allowance	1,488
Representation Allowance	630
Transportation Allowance	630
Clothing and Uniform Allowance	310

DECEMBER 29, 2017	OFFICIAL GAZETTE	1403
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Honoraria	300
Mid-Year Bonus	2,630
Year End Bonus	2,630
Cash Gift	310
Productivity Enhancement Incentive	310

Total Other Compensation Common to All	9,238

Other Compensation far Specific Groups
Magna Carta for Science & Technology Personnel	10,459

Total Other Compensation for Specific Groups	10,459

Other Benefits
PAG-IBIG Contributions	74
PhilHealth Contributions	256
Employees Compensation Insurance Premiums	74
Terminal Leave	66

Total Other Benefits	470

Total Personnel Services	51,722

Maintenance and Other Operating Expenses
Travelling Expenses	1,230
Training and Scholarship Expenses	1,589
Supplies and Materials Expenses	2,135
Utility Expenses	2,200
Communication Expenses	2,320
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	300
Professional Services	4,863
General Services	1,480
Repairs and Maintenance	3,236
Financial Assistance/Subsidy	768,524
Taxes, Insurance Premiums and Other Fees	700
Other Maintenance and Operating Expenses
Advertising Expenses	85
Printing and Publication Expenses	100
Representation Expenses	600
Rent/Lease Expenses	100
Subscription Expenses	6,375

Total Maintenance and Other Operating Expenses	795,837

Total Current Operating Expenditures	847,559

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	10,518
Transportation Equipment Outlay	2,200

Total Capital Outlays	12,718

TOTAL NEW APPROPRIATIONS	860,277

1404	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

M. PHILIPPINE INSTITUTE OF VOLCANOLOGY AND SEISMOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P	533,395,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	49,625,000	P	32,436,000	P	5,300,000	P	87,361,000
Support to Operations				1,900,000				1,900,000
Operations		72,333,000		133,511,000		238,290,000		444,134,000

VOLCANO, EARTHQUAKE AND TSUNAMI MONITORING AND WARNING PROGRAM		50,212,000		63,590,000		216,140,000		329,932,000
VOLCANO, EARTHQUAKE AND TSUNAMI HAZARDS MAPPING, RISK ASSESSMENT AND RESEARCH AND DEVELOPMENT PROGRAM		13,716,000		55,361,000		22,090,000		91,167,000
VOLCANO, EARTHQUAKE AND TSUNAMI DISASTER PREPAREDNESS AND RISK REDUCTION PROGRAM		8,405,000		14,570,000		60,000		23,035,000

TOTAL NEW APPROPRIATIONS	P	121,958,000	P	167,847,000	P	243,590,000	P	533,395,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	49,129,000	P	32,436,000	P	5,300,000	P	86,865,000
Administration of Personnel Benefits		496,000						496,000

Sub-total, General Administration and Support		49,625,000		32,436,000		5,300,000		87,361,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1405
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Support to Operations
Participation in national and international scientific and technological societies and conferences/meetings		1,900,000		1,900,000

Sub-total, Support to Operations		1,900,000		1,900,000

Operations
Enhanced safety and resiliency of Filipinos to volcanic eruptions, earthquakes, tsunamis and other related hazards	72,333,000	133,511,000	238,290,000	444,134,000

VOLCANO, EARTHQUAKE AND TSUNAMI MONITORING AND WARNING PROGRAM	50,212,000	63,580,000	216,140,000	329,932,000

Operations and development of volcano monitoring and warning systems	21,365,000	15,050,000	54,880,000	91,295,000
Operations and development of earthquake monitoring and information systems	28,847,000	21,500,000	123,960,000	174,307,000
Operations and development of tsunami monitoring and warning systems		10,030,000		10,030,000
Project(s)
Locally-Funded Project(s)		17,000,000	37,300,000	54,300,000

Rehabilitation of Volcano Observatories and Construction of Seismic Vaults and Housing for Volcano Monitoring and Unmanned Seismic Stations for Earthquake Monitoring -Rehabilitation of volcano monitoring stations			9,000,000	9,000,000
Rehabilitation of Volcano Observatories and Construction of Seismic Vaults and Housing for Volcano Monitoring and Unmanned Seismic Stations for Earthquake Monitoring -Construction of seismic vaults and housing for volcano monitoring			11,500,000	11,500,000
Rehabilitation of Volcano Observatories and Construction of Seismic Vaults and Housing for Volcano Monitoring and Unmanned Seismic Stations for Earthquake Monitoring -Construction of unmanned seismic stations for earthquake monitoring			9,300,000	9,300,000
Rehabilitation of Earthquake Monitoring Stations		10,000,000	7,500,000	17,500,000
Enhancement of Volcano, Earthquake and Tsunami Warning Systems for Disaster Risk Reduction in the Philippines -Counterpart Fund for JICA Grant Aid Project		7,000,000		7,000,000
VOLCANO, EARTHQUAKE AND TSUNAMI HAZARDS MAPPING, RISK ASSESSMENT AND RESEARCH AND DEVELOPMENT PROGRAM	13,716,000	55,361,000	22,090,000	91,167,000

Volcanological, Seismological and geophysical instrumentation research and development		10,550,000		10,550,000

1406	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Volcanic, earthquake and tsunami hazard mapping and risk assessment		4,278,000		4,278,000
Geo-scientific research and development and prediction studies on volcanic systems, earthquakes and tsunami	13,716,000	3,400,000	22,090,000	39,206,000
Project(s)
Locally-Funded Project(s)		37,133,000		37,133,000

DYNASLOPE: Development of Site - Specific Threshold for Deep-seated Landslides and Slope Failures		37,133,000		37,133,000
VOLCANO, EARTHQUAKE AND TSUNAMI DISASTER PREPAREDNESS AND RISK REDUCTION PROGRAM	8,405,000	14,570,000	60,000	23,035,000

Information, education and communication activities for the promotion of disaster preparedness and risk reduction	8,405,000	9,870,000	60,000	18,335,000
Project(s)
Locally-Funded Project(s)		4,700,000		4,700,000

REDAS: Capacity-building of Philippine Local Communities or the use of REDAS Software		4,700,000		4,700,000

Sub-total, Operations	72,333,000	133,511,000	238,290,000	444,134,000

TOTAL NEW APPROPRIATIONS	P 121,958,000	P 167,847,000	P 243,590,000	P 533,395,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary				63,452

Total Permanent Positions				63,452

Other Compensation Common to All
Personnel Economic Relief Allowance				4,920
Representation Allowance				282
Transportation Allowance				282
Clothing and Uniform Allowance				1,025
Mid-Year Bonus				5,287
Year End Bonus				5,287

DECEMBER 29, 2017	OFFICIAL GAZETTE	1407
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Cash Gift	1,025
Productivity Enhancement Incentive	1,025

Total Other Compensation Common to All	19,133

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	34,704
Night Shift Differential Pay	3,000

Total Other Compensation for Specific Groups	37,704

Other Benefits
PAG-IBIG Contributions	246
PhilHealth Contributions	681
Employees Compensation Insurance Premiums	246
Terminal leave	496

Total Other Benefits	1,669

Total Personnel Services	121,958

Maintenance and Other Operating Expenses
Travelling Expenses	25,135
Training and Scholarship Expenses	9,726
Supplies and Materials Expenses	20,567
Utility Expenses	10,242
Communication Expenses	15,391
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	23,945
General Services	9,335
Repairs and Maintenance	25,853
Taxes, Insurance Premiums and Other Fees	6,590
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	1,750
Representation Expenses	795
Transportation and Delivery Expenses	1,810
Rent/lease Expenses	13,960
Membership Dues and Contributions to Organizations	100
Subscription Expenses	780
Other Maintenance and Operating Expenses	1,650

Total Maintenance and Other Operating Expenses	167,847

Total Current Operating Expenditures	289,805

Capital Outlays
Property, Plant and Equipment Outlay	37,300
Buildings and Other Structures
Machinery and Equipment Outlay	201,610
Transportation Equipment Outlay	1,680
Furniture, Fixtures and Books Outlay	3,000

1408	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Total Capital Outlays	243,590

TOTAL NEW APPROPRIATIONS	533,395

N. PHILIPPINE NUCLEAR RESEARCH INSTITUTE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	P 335,446,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	P 57,092,000	P 83,654,000	P 6,473,000	P 147,219,000
Support to Operations		3,847,000	48,970,000	52,817,000
Operations	87,102,000	48,308,000		135,410,000

NUCLEAR RESEARCH AND DEVELOPMENT PROGRAM	31,969,000	7,241,000		39,210,000
NUCLEAR SCIENCE AND TECHNOLOGY SERVICES AND ADVISORY PROGRAM	37,942,000	40,085,000		78,027,000
NUCLEAR REGULATIONS, SECURITY AND SAFEGUARDS PROGRAM	17,191,000	982,000		18,173,000

TOTAL NEW APPROPRIATIONS	P 144,194,000	P 135,809,000	P 55,443,000	P 335,446,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P 54,413,000	P 83,458,000	P 6,473,000	P 144,344,000
Human Resource Development		196,000		196,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1409
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Administration of Personnel Benefits	2,679,000			2,679,000

Sub-total, General Administration and Support	57,092,000	83,654,000	6,473,000	147,219,000

Support to Operations
Nuclear Power Program in support to Executive Order No. 243		88,000		88,000
Nuclear and Radiation Facilities Utilization		80,000		80,000
Capacity Building for Nuclear S&T under the Framework of Multilateral and Bilateral Cooperation		899,000		899,000
Project(s)
Locally-Funded Project(s)		2,780,000	48,970,000	51,750,000

Upgrading of ARC Building			10,000,000	10,000,000
Upgrading of Entomology Modular laboratory			3,000,000	3,000,000
Completion of Environmental Building			3,000,000	3,000,000
Capacity Building to Utilize the Philippine Research Reactor-I (PRR-I) Triga Fuel Subcritical Assembly to Re-establish Nuclear Science Knowledge and Expertise in the Philippines			5,000,000	5,000,000
Establishment of a Two-Storey Radiation Protection Services Facility		830,000	14,170,000	15,000,000
Establishment of Real-time Radiation Monitoring System in the Philippines		1,950,000	13,800,000	15,750,000

Sub-total, Support to Operations		3,847,000	48,970,000	52,817,000

Operations
Increased benefits to Filipinos from science-based R&D know-how and tools in cutting-edge nuclear and radiation technologies	69,911,000	47,326,000		117,237,000

NUCLEAR RESEARCH AND DEVELOPMENT PROGRAM	31,969,000	7,241,000		39,210,000

Nuclear Research Technology Development and Application	31,969,000	7,241,000		39,210,000
NUCLEAR SCIENCE AND TECHNOLOGY SERVICES AND ADVISORY PROGRAM	37,942,000	40,085,000		78,027,000

Nuclear and Allied Services	28,453,000	38,215,000		66,668,000
Diffusion and Transfer of Nuclear Knowledge and Technologies	9,489,000	1,870,000		11,359,000
Increased benefits to Filipinos from safe and secure utilization of nuclear and radiation technologies and materials	17,191,000	982,000		18,173,000

1410	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

NUCLEAR REGULATIONS, SECURITY AND SAFEGUARD PROGRAM	17,191,000	982,000		18,173,000

Nuclear Regulations, licensing, Inspection and Security and Safeguard	17,191,000	982,000		18,173,000

Sub-total, Operations	87,102,000	48,308,000		135,410,000

TOTAL NEW APPROPRIATIONS	P 144,194,000	P 135,809,000	P 55,443,000	P 335,446,000

NEW Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	78,755

Total Permanent Positions	78,755

Other Compensation Common to All
Personnel Economic Relief Allowance	4,968
Representation Allowance	336
Transportation Allowance	336
Clothing and Uniform Allowance	1,035
Mid-Year Bonus	6,563
Year End Bonus	6,563
Cash Gift	1,035
Productivity Enhancement Incentive	1,035

Total Other Compensation Common to All	21,871

Other Compensation for Specific Groups	39,017
Magna Carta for Science & Technology Personnel Anniversary Bonus	600

Total Other Compensation for Specific Groups	39,617

Other Benefits
PAG-IBIG Contributions	249
PhilHealth Contributions	774
Employees Compensation Insurance Premiums	249
Terminal leave	2,679

Total Other Benefits	3,951

Total Personnel Services	144,194

DECEMBER 29, 2017	OFFICIAL GAZETTE	1411
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Maintenance and Other Operating Expenses
Travelling Expenses	1,190
Training and Scholarship Expenses	290
Supplies and Materials Expenses	35,374
Utility Expenses	21,812
Communication Expenses	6,009
Awards/Rewards and Prizes	150
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	250
Professional Services	640
General Services	9,500
Repairs and Maintenance	12,632
Taxes, Insurance Premiums and Other Fees	1,750
Other Maintenance and Operating Expenses
Advertising Expenses	30
Printing and Publication Expenses	190
Representation Expenses	750
Transportation and Delivery Expenses	410
Rent/Lease Expenses	43,621
Membership Dues and Contributions to Organizations	378
Subscription Expenses	633
Other Maintenance and Operating Expenses	200

Total Maintenance and Other Operating Expenses	135,809

Total Current Operating Expenditures	280,003

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	34,800
Machinery and Equipment Outlay	17,563
Transportation Equipment Outlay	3,080

Total Capital Outlays	55,443

TOTAL NEW APPROPRIATIONS	335,446

O. PHILIPPINE SCIENCE HIGH SCHOOL

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	3,769,923,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	301,979,000	P	20,039,000	P	3,650,000	P	325,668,000

1412	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Operations	597,875,000	752,019,000	2,094,361,000	3,444,255,000

SCIENCE, TECHNOLOGY, ENGINEERING AND MATHEMATICS (STEM) SECONDARY EDUCATION ON SCHOLARSHIP BASIS PROGRAM	596,870,000	724,704,000	2,094,361,000	3,415,935,000

SCIENCE, TECHNOLOGY, ENGINEERING AND MATHEMATICS (STEM) PROMOTION PROGRAM	1,005,000	27,315,000		28,320,000

TOTAL NEW APPROPRIATIONS	P 899,854,000	P 772,058,000	P 2,098,011,000	P 3,769,923,000

Special Provision(s)

1. School Fees. Of the amounts appropriated herein, Four Million One Hundred Thousand Pesos (P4,100,000) shall be used for the improvement of information technology facilities, laboratory and office equipment, and furniture and fixtures sourced from fees collected by each Philippine Science High School (PSHS) for school-related activities in accordance with Section 8 (k) of R.A. No. 9036.

Release of funds shall be subject to the approval of the PSHS System Board of Trustees, and the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

The PSHS shall submit its quarterly reports on physical and financial accomplishments with electronic signature to the DBM, through the Unified Reporting System, and to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, by posting said reports on PSHS website for a period of three (3) years. The Executive Director of PSHS shall send written notice to the said offices when said reports have been posted on its website, which shall be considered the date of submission.

2. Funds for Local Scholarships. In the over-all programming of the scholarship grants, the PSHS shall ensure that the full requirements of existing scholars are considered to guarantee their continued funding.

3. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P 13,548,000	P 20,039,000	P 3,650,000	P 37,237,000

National Capital Region (NCR)	13,548,000	20,039,000	3,650,000	37,237,000

Office of the Executive Director (Central Office)	13,548,000	20,039,000	3,650,000	37,237,000
Administration of Personnel Benefits	288,431,000			288,431,000

National Capital Region (NCR)	42,298,000			42,298,000

Diliman Campus	42,298,000			42,298,000
Region I - Ilocos	14,493,000			14,493,000

Ilocos Region Campus	14,493,000			14,493,000
Cordillera Administrative Region (CAR)	19,049,000			19,049,000

Cordillera Administrative Region Campus	19,049,000			19,049,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1413
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Region II - Cagayan Valley	14,987,000			14,987,000

Cagayan Valley Campus	14,987,000			14,987,000
Region III - Central Luzon	27,473,000			27,473,000

Central Luzon Campus	27,473,000			27,473,000
Region IVA - CALABARZON	13,488,000			13,488,000

CALABARZON Region Campus	13,488,000			13,488,000
Region IVB - MIMAROPA	10,350,000			10,350,000

MIMAROPA Region Campus	10,350,000			10,350,000
Region V - Bicol	15,503,000			15,503,000

Bicol Region Campus	15,503,000			15,503,000
Region VI - Western Visayas	15,179,000			15,179,000

Western Visayas Campus	15,179,000			15,179,000
Region VII - Central Visayas	22,862,000			22,862,000

Central Visayas Campus	22,862,000			22,862,000
Region VIII - Eastern Visayas	15,483,000			15,483,000

Eastern Visayas Campus	15,483,000			15,483,000
Region IX - Zamboanga Peninsula	9,308,000			9,308,000

Zamboanga Peninsula Region Campus	9,308,000			9,308,000
Region X - Northern Mindanao	15,116,000			15,116,000

Central Mindanao Campus	15,116,000			15,116,000
Region XI - Davao	13,579,000			13,579,000

Southern Mindanao Campus	13,579,000			13,579,000
Region XII - SOCCSKSARGEN	21,307,000			21,307,000

SOCCSKSARGEN Region Campus	21,307,000			21,307,000
Region XIII - CARAGA	17,956,000			17,956,000

CARAGA Region Campus	17,956,000			17,956,000

Sub-total, General Administration and Support	301,979,000	20,039,000	3,650,000	325,668,000

Operations
Increased competitiveness of Filipinos in Science and Engineering	597,875,000	752,019,000	2,094,361,000	3,444,255,000

1414	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

SCIENCE, TECHNOLOGY, ENGINEERING AND MATHEMATICS (STEM) SECONDARY EDUCATION ON SCHOLARSHIP BASIS PROGRAM	596,870,000	724,704,000	2,094,361,000	3,415,935,000

Operation of school campuses	593,216,000	701,084,000	279,031,000	1,573,331,000

National Capital Region (NCR)	115,474,000	103,679,000	19,770,000	238,923,000

Diliman Campus	115,474,000	103,679,000	19,770,000	238,923,000
Region I - Ilocos	42,931,000	41,134,000	12,239,000	96,304,000

Ilocos Region Campus	42,931,000	41,134,000	12,239,000	96,304,000
Cordillera Administrative Region (CAR)	38,448,000	40,673,000	17,660,000	96,781,000

Cordillera Administrative Region Campus	38,448,000	40,673,000	17,660,000	96,781,000
Region II - Cagayan Valley	42,154,000	47,111,000	14,650,000	103,915,000

Cagayan Valley Campus	42,154,000	47,111,000	14,650,000	103,915,000
Region III - Central Luzon	28,258,000	44,709,000	36,100,000	109,067,000

Central Luzon Campus	28,258,000	44,709,000	36,100,000	109,067,000
Region IVA - CALABARZON	15,859,000	34,158,000	14,060,000	64,077,000

CALABARZON Region Campus	15,859,000	34,158,000	14,060,000	64,077,000
Region IVB - MIMAROPA	8,639,000	29,528,000	32,094,000	70,261,000

MIMAROPA Region Campus	8,639,000	29,528,000	32,094,000	70,261,000
Region V - Bicol	43,839,000	40,558,000	3,687,000	88,084,000

Bicol Region Campus	43,839,000	40,558,000	3,687,000	88,084,000
Region VI - Western Visayas	44,635,000	45,283,000	32,000,000	121,918,000

Western Visayas Campus	44,635,000	45,283,000	32,000,000	121,918,000
Region VII - Central Visayas	32,625,000	42,091,000	45,500,000	120,216,000

Central Visayas Campus	32,625,000	42,091,000	45,500,000	120,216,000
Region VIII - Eastern Visayas	44,562,000	45,004,000	11,010,000	100,576,000

Eastern Visayas Campus	44,562,000	45,004,000	11,010,000	100,576,000
Region IX - Zamboanga Peninsula	9,617,000	21,477,000	4,500,000	35,594,000

Zamboanga Peninsula Region Campus	9,617,000	21,477,000	4,500,000	35,594,000
Region X - Northern Mindanao	44,426,000	44,048,000	7,608,000	96,082,000

Central Mindanao Campus	44,426,000	44,048,000	7,608,000	96,082,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1415
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Region XI - Davao	45,487,000	41,277,000	8,650,000	95,414,000

Southern Mindanao Campus	45,487,000	41,277,000	8,650,000	95,414,000
Region XII - SOCCSKSARGEN	23,030,000	42,271,000	7,500,000	72,801,000

SOCCSKSARGEN Region Campus	23,030,000	42,271,000	7,500,000	72,801,000
Region XIII - CARAGA	13,232,000	38,083,000	12,003,000	63,318,000

CARAGA Region Campus	13,232,000	38,083,000	12,003,000	63,318,000
Policy Formulation, Program Planning and Standards Development	3,654,000	23,620,000		27,274,000

National Capital Region (NCR)	3,654,000	23,620,000		27,274,000

Office of the Executive Director (Central Office)	3,654,000	23,620,000		27,274,000
Project(s)
Locally-Funded Project(s)			1,815,330,000	1,815,330,000

Construction of Academic Building II			40,000,000	40,000,000

Region IX - Zamboanga Peninsula			40,000,000	40,000,000

Zamboanga Peninsula Region Campus			40,000,000	40,000,000
Construction of Multi-Purpose Gymnasium			80,000,000	80,000,000

Region III - Central Luzon			80,000,000	80,000,000

Central Luzon Campus			80,000,000	80,000,000
Construction of Administration Building			30,000,000	30,000,000

Region IX - Zamboanga Peninsula			30,000,000	30,000,000

Zamboanga Peninsula Region Campus			30,000,000	30,000,000
Completion of Dormitory Building I, Phase 3			9,000,000	9,000,000

Region IVA - CALABARZON			9,000,000	9,000,000

CALABARZON Region Campus			9,000,000	9,000,000
Construction of Dormitory Building II			75,000,000	75,000,000

Region IVB - MIMAROPA			35,000,000	35,000,000

MIMAROPA Region Campus			35,000,000	35,000,000
Region IX - Zamboanga Peninsula			40,000,000	40,000,000

Zamboanga Peninsula Region Campus			40,000,000	40,000,000

1416	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Completion of Domitory Building II, Phase 2	9,000,000	9,000,000

Region IVA - CALABARZON	9,000,000	9,000,000

CALABARZON Region Campus	9,000,000	9,000,000
Site Development, Phase 3	65,000,000	65,000,000

Region III - Central Luzon	10,000,000	10,000,000

Central Luzon Campus	10,000,000	10,000,000
Region IVB - MIMAROPA	25,000,000	25,000,000

MIMAROPA Region Campus	25,000,000	25,000,000
Region IX - Zamboanga Peninsula	10,000,000	10,000,000

Zamboanga Peninsula Region Campus	10,000,000	10,000,000
Region XIII - CARAGA	20,000,000	20,000,000

CARAGA Region Campus	20,000,000	20,000,000
Installation of Power, Distribution Line and Communication Systems	10,000,000	10,000,000

Region IVA - CALABARZON	10,000,000	10,000,000

CALABARZON Region Campus	10,000,000	10,000,000
Construction of Power House and Upgrading of Electrical Systems	5,000,000	5,000,000

Region IX - Zamboanga Peninsula	5,000,000	5,000,000

Zamboanga Peninsula Region Campus	5,000,000	5,000,000
Completion of Academic Building III, Phase 3	40,000,000	40,000,000

Region III - Central Luzon	40,000,000	40,000,000

Central Luzon Campus	40,000,000	40,000,000
Repair/Rehabilitation of Academic Buildings I & II	10,000,000	10,000,000

Region X - Northern Mindanao	10,000,000	10,000,000

Central Mindanao Campus	10,000,000	10,000,000
Repair/Rehabilitation of Dormitory Buildings I & II	20,000,000	20,000,000

Region X - Northern Mindanao	20,000,000	20,000,000

Central Mindanao Campus	20,000,000	20,000,000
Rehabilitation and Improvement of Existing Water System	2,000,000	2,000,000

Region X - Northern Mindanao	2,000,000	2,000,000

Central Mindanao Campus	2,000,000	2,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1417
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Upgrading of Perimeter Fence and Guard House	10,000,000	10,000,000

Region X - Northern Mindanao	10,000,000	10,000,000

Central Mindanao Campus	10,000,000	10,000,000
Construction of Science Research Facility, Phase I	30,000,000	30,000,000

Region X - Northern Mindanao	30,000,000	30,000,000

Central Mindanao Campus	30,000,000	30,000,000
Installation of Water Purifying Treatment System	2,500,000	2,500,000

Region X - Northern Mindanao	2,500,000	2,500,000

Central Mindanao Campus	2,500,000	2,500,000
Construction of Concrete Students’ Kiosk	2,400,000	2,400,000

Region X - Northern Mindanao	2,400,000	2,400,000

Central Mindanao Campus	2,400,000	2,400,000
Construction of Storage Room	5,000,000	5,000,000

Region X - Northern Mindanao	5,000,000	5,000,000

Central Mindanao Campus	5,000,000	5,000,000
Site Development, Phase 4	92,000,000	92,000,000

Region II - Cagayan Valley	10,000,000	10,000,000

Cagayan Valley Campus	10,000,000	10,000,000
Region IVA - CALABARZON	30,000,000	30,000,000

CALABARZON Region Campus	30,000,000	30,000,000
Region V - Bicol	7,000,000	7,000,000

Bicol Region Campus	7,000,000	7,000,000
Region VI - Western Visayas	30,000,000	30,000,000

Western Visayas Campus	30,000,000	30,000,000
Region VIII - Eastern Visayas	15,000,000	15,000,000

Eastern Visayas Campus	15,000,000	15,000,000
Construction of Advanced Science and Technology Building	85,000,000	85,000,000

Region IVA - CALABARZON	85,000,000	85,000,000

CALABARZON Region Campus	85,000,000	85,000,000

1418	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Construction of E-Learning Hub and Multi-Media Center	50,000,000	50,000,000

Region IVA - CALABARZON	50,000,000	50,000,000

CALABARZON Region Campus	50,000,000	50,000,000
Construction of Multi-Purpose Gymnasium	45,000,000	45,000,000

Region IVA - CALABARZON	45,000,000	45,000,000

CALABARZON Region Campus	45,000,000	45,000,000
Construction of Activity Center	15,000,000	15,000,000

Region IVA - CALABARZON	15,000,000	15,000,000

CALABARZON Region Campus	15,000,000	15,000,000
Construction of Motorpool and Warehouse Building	5,000,000	5,000,000

Region IVA - CALABARZON	5,000,000	5,000,000

CALABARZON Region Campus	5,000,000	5,000,000
Construction of Guard House and Waiting Area	2,500,000	2,500,000

Region IVA - CALABARZON	2,500,000	2,500,000

CALABARZON Region Campus	2,500,000	2,500,000
Construction of Water System	10,000,000	10,000,000

Region IVA - CALABARZON	10,000,000	10,000,000

CALABARZON Region Campus	10,000,000	10,000,000
Rehabilitation of Canteen, Phase 2	5,000,000	5,000,000

Region XI - Davao	5,000,000	5,000,000

Southern Mindanao Campus	5,000,000	5,000,000
Rehabilitation and Improvement of Administration Building	15,000,000	15,000,000

Region XI - Davao	15,000,000	15,000,000

Southern Mindanao Campus	15,000,000	15,000,000
Construction of Fabrication Laboratory, Phase 2	10,000,000	10,000,000

Region XI - Davao	10,000,000	10,000,000

Southern Mindanao Campus	10,000,000	10,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1419
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Construction of Boys Residence Hall Extension	15,000,000	15,000,000

Region XI - Davao	15,000,000	15,000,000

Southern Mindanao Campus	15,000,000	15,000,000
Construction of Girls Residence Hall Extension	15,000,000	15,000,000

Region XI - Davao	15,000,000	15,000,000

Southern Mindanao Campus	15,000,000	15,000,000
Construction of Student Center	3,500,000	3,500,000

Region XI - Davao	3,500,000	3,500,000

Southern Mindanao Campus	3,500,000	3,500,000
Rehabilitation of Electrical System	5,000,000	5,000,000

Region II - Cagayan Valley	5,000,000	5,000,000

Cagayan Valley Campus	5,000,000	5,000,000
Rehabilitation of Academic Building I	8,000,000	8,000,000

Region II - Cagayan Valley	8,000,000	8,000,000

Cagayan Valley Campus	8,000,000	8,000,000
Rehabilitation of Multi-Purpose Building	5,000,000	5,000,000

Region II - Cagayan Valley	5,000,000	5,000,000

Cagayan Valley Campus	5,000,000	5,000,000
Construction of School Canteen	10,000,000	10,000,000

Region II - Cagayan Valley	10,000,000	10,000,000

Cagayan Valley Campus	10,000,000	10,000,000
Construction of Learning Center/Library	25,000,000	25,000,000

Region II - Cagayan Valley	25,000,000	25,000,000

Cagayan Valley Campus	25,000,000	25,000,000
Construction of Motorpool and Parking Area	5,000,000	5,000,000

Region II - Cagayan Valley	5,000,000	5,000,000

Cagayan Valley Campus	5,000,000	5,000,000
Construction of Faculty and Staff House	10,000,000	10,000,000

Region II - Cagayan Valley	10,000,000	10,000,000

Cagayan Valley Campus	10,000,000	10,000,000

1420	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Site Development, Phase 6	5,000,000	5,000,000

Cordillera Administrative Region (CAR)	5,000,000	5,000,000

Cordillera Administrative Region Campus	5,000,000	5,000,000
Construction of Dormitory Building II	40,000,000	40,000,000

Cordillera Administrative Region (CAR)	40,000,000	40,000,000

Cordillera Administrative Region Campus	40,000,000	40,000,000
Construction of Water and Electrical System	8,000,000	8,000,000

Cordillera Administrative Region (CAR)	8,000,000	8,000,000

Cordillera Administrative Region Campus	8,000,000	8,000,000
Construction of Learning Resource Center	60,000,000	60,000,000

Region VIII - Eastern Visayas	60,000,000	60,000,000

Eastern Visayas Campus	60,000,000	60,000,000
Completion of Dormitory Building III, Phase 2	20,000,000	20,000,000

Region XII - SOCCSKSARGEN	20,000,000	20,000,000

SOCCSKSARGEN Region Campus	20,000,000	20,000,000
Construction of Administration Building, Phase 2	15,000,000	15,000,000

Region XII - SOCCSKSARGEN	15,000,000	15,000,000

SOCCSKSARGEN Region Campus	15,000,000	15,000,000
Construction of Research Hub for Agriculture and Allied Sciences	50,000,000	50,000,000

Region XII - SOCCSKSARGEN	50,000,000	50,000,000

SOCCSKSARGEN Region Campus	50,000,000	50,000,000
Construction of Multi-Purpose Gymnasium	40,000,000	40,000,000

Region XII - SOCCSKSARGEN	40,000,000	40,000,000

SOCCSKSARGEN Region Campus	40,000,000	40,000,000
Construction of Dormitory Building IV	40,000,000	40,000,000

Region XII - SOCCSKSARGEN	40,000,000	40,000,000

SOCCSKSARGEN Region Campus	40,000,000	40,000,000
Construction of Materials Recovery Facility	5,000,000	5,000,000

Region XII - SOCCSKSARGEN	5,000,000	5,000,000

SOCCSKSARGEN Region Campus	5,000,000	5,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1421
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Construction of Covered Pathways	7,000,000	7,000,000

Region XII - SOCCSKSARGEN	7,000,000	7,000,000

SOCCSKSARGEN Region Campus	7,000,000	7,000,000
Site Development, Phase 2	8,000,000	8,000,000

Region XII - SOCCSKSARGEN	8,000,000	8,000,000

SOCCSKSARGEN Region Campus	8,000,000	8,000,000
Installation of Centralized Generator System	7,000,000	7,000,000

Region XII - SOCCSKSARGEN	7,000,000	7,000,000

SOCCSKSARGEN Region Campus	7,000,000	7,000,000
Completion of Dormitory for Boys Annex Building, Phase 2	8,076,000	8,076,000

Region VII - Central Visayas	8,076,000	8,076,000

Central Visayas Campus	8,076,000	8,076,000
Completion of Dormitory for Girls Annex Building, Phase 2	8,076,000	8,076,000

Region VII - Central Visayas	8,076,000	8,076,000

Central Visayas Campus	8,076,000	8,076,000
Rehabilitation and Extension of Administrative Building	45,000,000	45,000,000

Region VII - Central Visayas	45,000,000	45,000,000

Central Visayas Campus	45,000,000	45,000,000
Upgrading of Electrical System	5,000,000	5,000,000

Region VII - Central Visayas	5,000,000	5,000,000

Central Visayas Campus	5,000,000	5,000,000
Construction of Retaining Wall and Backfilling Works	18,000,000	18,000,000

Region VII - Central Visayas	18,000,000	18,000,000

Central Visayas Campus	18,000,000	18,000,000
Design and Construction of Elevated Rain Water Catchment System	500,000	500,000

Region VII - Central Visayas	500,000	500,000

Central Visayas Campus	500,000	500,000

1422	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Completion of Laboratory and Technology Building, Phase 3	60,000,000	60,000,000

Region I - Ilocos	60,000,000	60,000,000

Ilocos Region Campus	60,000,000	60,000,000
Improvement of Multi-Purpose Gymnasium	10,000,000	10,000,000

Region I - Ilocos	10,000,000	10,000,000

Ilocos Region Campus	10,000,000	10,000,000
Completion of Centralized Firefighting Facility with Cistern	4,000,000	4,000,000

Region I - Ilocos	4,000,000	4,000,000

Ilocos Region Campus	4,000,000	4,000,000
Rehabilitation of Perimeter Fence	6,000,000	6,000,000

Region I - Ilocos	6,000,000	6,000,000

Ilocos Region Campus	6,000,000	6,000,000
Waste Management Facility	10,000,000	10,000,000

Region I - Ilocos	10,000,000	10,000,000

Ilocos Region Campus	10,000,000	10,000,000
Construction of Open Court/Flag Ceremony Area	4,500,000	4,500,000

Region I - Ilocos	4,500,000	4,500,000

Ilocos Region Campus	4,500,000	4,500,000
Construction of Grandstand with Football, Soccer Field and Oval	50,000,000	50,000,000

Region I - Ilocos	50,000,000	50,000,000

Ilocos Region Campus	50,000,000	50,000,000
Completion of School Canteen	2,000,000	2,000,000

Region I - Ilocos	2,000,000	2,000,000

Ilocos Region Campus	2,000,000	2,000,000
Completion of Faculty and Staff House	2,000,000	2,000,000

Region I - Ilocos	2,000,000	2,000,000

Ilocos Region Campus	2,000,000	2,000,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1423
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Site Development - Guimaras Campus, Phase 2	20,000,000	20,000,000

Region VI - Western Visayas	20,000,000	20,000,000

Western Visayas Campus	20,000,000	20,000,000
Construction of Auditorium	50,000,000	50,000,000

Region VI - Western Visayas	50,000,000	50,000,000

Western Visayas Campus	50,000,000	50,000,000
Construction of Property Building	10,000,000	10,000,000

Region VI - Western Visayas	10,000,000	10,000,000

Western Visayas Campus	10,000,000	10,000,000
Completion of Perimeter Fence, Phase 2	25,000,000	25,000,000

Region XIII - CARAGA	25,000,000	25,000,000

CARAGA Region Campus	25,000,000	25,000,000
Construction of Academic Building IV	40,000,000	40,000,000

Region XIII - CARAGA	40,000,000	40,000,000

CARAGA Region Campus	40,000,000	40,000,000
Construction of Canteen and Student Activity Center	25,000,000	25,000,000

Region XIII - CARAGA	25,000,000	25,000,000

CARAGA Region Campus	25,000,000	25,000,000
Construction of Library and Mini-Auditorium and Function Hall	30,000,000	30,000,000

Region XIII - CARAGA	30,000,000	30,000,000

CARAGA Region Campus	30,000,000	30,000,000
Construction of Powerhouse and Electricity System	10,000,000	10,000,000

Region XIII - CARAGA	10,000,000	10,000,000

CARAGA Region Campus	10,000,000	10,000,000
Construction of Motorpool/Parking Area	5,000,000	5,000,000

Region XIII - CARAGA	5,000,000	5,000,000

CARAGA Region Campus	5,000,000	5,000,000
Water System Development with Cistern Tank	5,000,000	5,000,000

Region XIII - CARAGA	5,000,000	5,000,000

CARAGA Region Campus	5,000,000	5,000,000

1424	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Site Development			20,000,000	20,000,000

National Capital Region (NCR)			20,000,000	20,000,000

Diliman Campus			20,000,000	20,000,000
Rehabilitation of Residence Halls			17,628,000	17,628,000

National Capital Region (NCR)			17,628,000	17,628,000

Diliman Campus			17,628,000	17,628,000
Installation of Main Power Supply Cable for the Residence Halls			1,650,000	1,650,000

National Capital Region (NCR)			1,650,000	1,650,000

Diliman Campus			1,650,000	1,650,000
Completion of Dormitory Building III, Phase 3			27,000,000	27,000,000

Region V - Bicol			27,000,000	27,000,000

Bicol Region Campus			27,000,000	27,000,000
Construction of Laboratory Building I			80,000,000	80,000,000

Region IVB - MIMAROPA			80,000,000	80,000,000

MIMAROPA Region Campus			80,000,000	80,000,000
Construction of Electrical Distribution System (with Genset and 2 Transformers)			10,000,000	10,000,000

Region IVB - MIMAROPA			10,000,000	10,000,000

MIMAROPA Region Campus			10,000,000	10,000,000
Construction of Elevated Water Tank with Main Water Network			20,000,000	20,000,000

Region IVB - MIMAROPA			20,000,000	20,000,000

MIMAROPA Region Campus			20,000,000	20,000,000
SCIENCE, TECHNOLOGY, ENGINEERING AND MATHEMATICS (STEM) PROMOTION PROGRAM	1,005,000	27,315,000		28,320,000

National Competitive Examination (NCE)	1,005,000	17,630,000		18,635,000

National Capital Region (NCR)	1,005,000	17,630,000		18,635,000

Office of the Executive Director (Central Office)	1,005,000	17,630,000		18,635,000
STEM Promotional Activities		9,685,000		9,685,000

National Capital Region (NCR)		9,685,000		9,685,000

Office of the Executive Director (Central Office)		9,685,000		9,685,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1425
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Sub-total, Operations		597,875,000		752,019,000		2,094,361,000		3,444,255,000

TOTAL NEW APPROPRIATIONS	P	899,854,000	P	772,058,000	P	2,098,011,000	P	3,769,923,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	394,024
Creation of New Positions	22,331

Total Permanent Positions	416,355

Other Compensation Common to All
Personnel Economic Relief Allowance	21,648
Representation Allowance	2,442
Transportation Allowance	2,442
Clothing and Uniform Allowance	4,510
Honoraria	685
Mid-Year Bonus	32,837
Year End Bonus	32,837
Cash Gift	4,510
Productivity Enhancement Incentive	4,510

Total Other Compensation Common to All	106,421

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	103,351
Lump-sum for Filling of Positions	266,100
Anniversary Bonus	378

Total Other Compensation for Specific Groups	369,829

Other Benefits
PAG-IBIG Contributions	1,080
PhilHealth Contributions	3,511
Employees Compensation Insurance Premiums	1,080
Loyalty Award	465

Total Other Benefits	6,136

Non-Permanent Positions	1,113

Total Personnel Services	899,854

1426	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Maintenance and Other Operating Expenses
Travelling Expenses	32,368
Training and Scholarship Expenses	373,915
Supplies and Materials Expenses	94,107
Utility Expenses	67,025
Communication Expenses	18,985
Awards/Rewards and Prizes	400
Survey, Research, Exploration and Development Expenses	740
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,686
Professional Services	22,411
General Services	82,124
Repairs and Maintenance	32,471
Taxes, Insurance Premiums and Other Fees	10,152
Labor and Wages	2,212
Other Maintenance and Operating Expenses
Advertising Expenses	4,742
Printing and Publication Expenses	8,451
Representation Expenses	6,348
Transportation and Delivery Expenses	1,135
Rent/Lease Expenses	10,593
Membership Dues and Contributions to Organizations	208
Subscription Expenses	1,585
Other Maintenance and Operating Expenses	400

Total Maintenance and Other Operating Expenses	772,058

Total Current Operating Expenditures	1,671,912

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	263,500
Infrastructure Outlay	105,650
Buildings and Other Structures	1,446,180
Machinery and Equipment Outlay	172,084
Transportation Equipment Outlay	45,870
Furniture, Fixtures and Books Outlay	64,727

Total Capital Outlays	2,098,011

TOTAL NEW APPROPRIATIONS	3,769,923

P. PHILIPPINE TEXTILE RESEARCH INSTITUTE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	116,190,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

DECEMBER 29, 2017	OFFICIAL GAZETTE	1427
DEPARTMENT OF SCIENCE AND TECHNOLOGY

PROGRAMS
General Administration and Support	P	24,343,000	P	10,151,000	P	3,900,000	P	38,394,000
Operations		24,128,000		23,525,000		30,143,000		77,796,000

TEXTILE AND OTHER TEXTILE-RELATED RESEARCH AND DEVELOPMENT PROGRAM		9,778,000		19,175,000		23,903,000		52,856,000
TEXTILE S&T SERVICES PROGRAM		11,000,000		2,900,000		60,000		13,960,000
TEXTILE TECHNOLOGY TRANSFER PROGRAM		3,350,000		1,450,000		6,180,000		10,980,000

TOTAL NEW APPROPRIATIONS	P	48,471,000	P	33,676,000	P	34,043,000	P	116,190,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	24,343,000	P	9,788,000	P	3,900,000	P	38,031,000
Human Resource Development				363,000				363,000

Sub-total, General Administration and Support		24,343,000		10,151,000		3,900,000		38,394,000

Operations
Increased benefits to Filipinos from scientific knowledge and technological innovations for the productivity and competitiveness of textile, garment and allied industries and other institutions		24,128,000		23,525,000		30,143,000		77,796,000

TEXTILE AND OTHER TEXTILE-RELATED RESEARCH AND DEVELOPMENT PROGRAM		9,778,000		19,175,000		23,903,000		52,856,000

Scientific research studies on chemical and physical characterization and optimization of textile raw materials and textile product properties and end-use diversification		9,778,000		3,625,000				13,403,000
Project(s)
Locally-Funded Project(s)				15,550,000		23,903,000		39,453,000

Expansion of the Long Staple Processing Pilot Plant Area						3,000,000		3,000,000

1428	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Upgrading of the PTRI’s Technology Business Incubation (TBI)						2,000,000		2,000,000
Construction of Silkworm Rearing House Technology Center, Brgy. Emelda, Villanueva, Misamis Oriental						1,500,000		1,500,000
Genome-based Approach to Philippine Silkworm Germplasm Maintenance and Hybridization, Phase 1				2,768,000		240,000		3,008,000
Support to the Development of Mindanao Silk through the PTRI Technology Center in Misamis Oriental				6,791,000		6,021,000		12,812,000
Revitalization of Sericulture in the Cordillera Administrative Region				3,976,000		6,642,000		10,618,000
Support for Productivity Enhancement of Sericulture, Handloom Heaving and Natural Dyeing in Megros Occidental				2,015,000		4,500,000		6,515,000
TEXTILE S&T SERVICES PROGRAM		11,000,000		2,900,000		60,000		13,960,000

Testing of raw materials and allied products and provision of technical assistance to the textile, garments and allied industries on textile processing and machinery utilization		11,000,000		2,900,000		60,000		13,960,000
TEXTILE TECHNOLOGY TRANSFER PROGRAM		3,350,000		1,450,000		6,180,000		10,980,000

Dissemination of textile information and provision of documentation of services to textile millers and allied industries		3,350,000		1,450,000		180,000		4,980,000
Project(s)
Locally-Funded Project(s)						6,000,000		6,000,000

Repair and Renovation of PTRI Administration and Laboratory Building, Phase VIII						6,000,000		6,000,000

Sub-total, Operations		24,128,000		23,525,000		30,143,000		77,796,000

TOTAL NEW APPROPRIATIONS	P	48,471,000	P	33,676,000	P	34,043,000	P	116,190,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	26,238

Total Permanent Positions	26,238

DECEMBER 29, 2017	OFFICIAL GAZETTE	1429
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Other Compensation Common to All
Personnel Economic Relief Allowance	1,872
Representation Allowance	228
Transportation Allowance	228
Clothing and Uniform Allowance	390
Mid-Year Bonus	2,187
Year End Bonus	2,187
Cash Gift	390
Productivity Enhancement Incentive	390

Total Other Compensation Common to All	7,872

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	13,909

Total Other Compensation for Specific Groups	13,909

Other Benefits
PAG-IBIG Contributions	94
PhilHealth Contributions	264
Employees Compensation Insurance Premiums	94

Total Other Benefits	452

Total Personnel Services	48,471

Maintenance and Other Operating Expenses
Travelling Expenses	2,109
Training and Scholarship Expenses	242
Supplies and Materials Expenses	7,126
Utility Expenses	5,986
Communication Expenses	521
Awards/Rewards and Prizes	91
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	5,758
General Services	3,807
Repairs and Maintenance	6,391
Taxes, Insurance Premiums and Other Fees	708
Other Maintenance and Operating Expenses
Advertising Expenses	89
Printing and Publication Expenses	82
Representation Expenses	287
Transportation and Delivery Expenses	293
Rent/Lease Expenses	28
Subscription Expenses	47
Other Maintenance and Operating Expenses	1

Total Maintenance and Other Operating Expenses	33,676

Total Current Operating Expenditures	82,147

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	12,500

1430	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Machinery and Equipment Outlay	16,343
Transportation Equipment Outlay	5,200

Total Capital Outlays	34,043

TOTAL NEW APPROPRIATIONS	116,190

Q. SCIENCE EDUCATION INSTITUTE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	3,711,502,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	15,703,000	P	4,737,000	P	5,150,000	P	25,590,000
Operations		19,208,000		3,666,704,000				3,685,912,000

SCIENCE AND TECHNOLOGY SCHOLARSHIP PROGRAM		5,051,000		3,636,706,000				3,641,757,000
SCIENCE AND TECHNOLOGY EDUCATION DEVELOPMENT PROGRAM		14,157,000		29,998,000				44,155,000

TOTAL NEW APPROPRIATIONS	P	34,911,000	P	3,671,441,000	P	5,150,000	P	3,711,502,000

Special Provision(s)

1. Funds for Local and Foreign Scholarships. In the over-all programming of the scholarship grants, the Science Education Institute shall ensure that the full requirements of existing scholars are considered to guarantee their continued funding.

2. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	15,703,000	P	4,737,000	P	5,150,000	P	25,590,000

Sub-total, General Administration and Support		15,703,000		4,737,000		5,150,000		25,590,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	1431
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Operations
Competitiveness of Filipinos in Science, Technology, Engineering and Mathematics (STEM) enhanced		19,208,000		3,666,704,000				3,685,912,000

SCIENCE AND TECHNOLOGY SCHOLARSHIP PROGRAM		5,051,000		3,636,706,000				3,641,757,000

Development and Administration of S&T Scholarship Programs, Awards and Grants for Graduate Level		1,651,000		1,890,964,000				1,892,615,000
Development and Administration of S&T Scholarship Programs, Awards and Grants for Undergraduate Level		3,400,000		1,745,742,000				1,749,142,000
SCIENCE AND TECHNOLOGY EDUCATION DEVELOPMENT PROGRAM		14,157,000		29,998,000				44,155,000

Research, Promotion and Development of S&T Education and Training		14,157,000		28,946,000				43,103,000
Project(s)
Locally-Funded Project(s)				1,052,000				1,052,000
Support to the Presidential Committee Implementing PD 997				1,052,000				1,052,000

Sub-total, Operations		19,208,000		3,666,704,000				3,685,912,000

TOTAL NEW APPROPRIATIONS	P	34,911,000	P	3,671,441,000	P	5,150,000	P	3,711,502,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	20,865

Total Permanent Positions	20,865

Other Compensation Common to All
Personnel Economic Relief Allowance	1,056
Representation Allowance	288
Transportation Allowance	288
Clothing and Uniform Allowance	220
Mid-Year Bonus	1,739
Year End Bonus	1,739
Cash Gift	220
Productivity Enhancement Incentive	220

Total Other Compensation Common to All	5,770

1432	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	7,983

Total Other Compensation for Specific Groups	7,983

Other Benefits
PAG-IBIG Contributions	53
PhilHealth Contributions	187
Employees Compensation Insurance Premiums	53

Total Other Benefits	293

Total Personnel Services	34,911

Maintenance and Other Operating Expenses
Travelling Expenses	780
Training and Scholarship Expenses	3,660,459
Supplies and Materials Expenses	1,990
Utility Expenses	2,600
Communication Expenses	1,262
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	89
Professional Services	884
General Services	2,301
Repairs and Maintenance	303
Taxes, Insurance Premiums and Other Fees	650
Other Maintenance and Operating Expenses
Printing and Publication Expenses	20
Representation Expenses	25
Subscription Expenses	78

Total Maintenance and Other Operating Expenses	3,671,441

Total Current Operating Expenditures	3,706,352

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	3,500
Transportation Equipment Outlay	1,650

Total Capital Outlays	5,150

TOTAL NEW APPROPRIATIONS	3,711,502

R. SCIENCE AND TECHNOLOGY INFORMATION INSTITUTE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	P	98,280,000

New Appropriations, by Program

DECEMBER 29, 2017	OFFICIAL GAZETTE	1433
DEPARTMENT OF SCIENCE AND TECHNOLOGY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P	16,885,000	P	8,074,000	P	1,260,000	P	26,219,000
Operations		19,677,000		40,947,000		11,437,000		72,061,000

SCIENCE AND TECHNOLOGY INFORMATION PROGRAM		19,677,000		40,947,000		11,437,000		72,061,000

TOTAL NEW APPROPRIATIONS	P	36,562,000	P	49,021,000	P	12,697,000	P	98,280,000

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	P 16,429,000	P 8,074,000	P 1,260,000	P 25,763,000
Administration of Personnel Benefits	456,000			456,000

Sub-total, General Administration and Support	16,885,000	8,074,000	1,260,000	26,219,000

Operations
Public Science and Technology awareness increased	19,677,000	40,947,000	11,437,000	72,061,000

SCIENCE AND TECHNOLOGY INFORMATION PROGRAM	19,677,000	40,947,000	11,437,000	72,061,000

Operation of Science and Technology Center for Information Services	9,714,000	6,561,000		16,275,000
Science and Technology Promotion and Advocacy Services	9,963,000	15,515,000	500,000	25,978,000
Project(s)
Locally-Funded Project(s)		18,871,000	10,937,000	29,808,000

1434	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Continuing Operation and Broadcast of DOST Science and Technology Channel “DOSTv”				18,871,000				18,871,000
Infrastructure Rehabilitation and Improvement of STII Building						10,937,000		10,937,000

Sub-total, Operations		19,677,000		40,947,000		11,437,000		72,061,000

TOTAL NEW APPROPRIATIONS	P	36,562,000	P	49,021,000	P	12,697,000	P	98,280,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	21,535

Total Permanent Positions	21,535

Other Compensation Common to All
Personnel Economic Relief Allowance	1,248
Representation Allowance	288
Transportation Allowance	288
Clothing and Uniform Allowance	260
Mid-Year Bonus	1,795
Year End Bonus	1,795
Cash Gift	260
Productivity Enhancement Incentive	260

Total Other Compensation Common to All	6,194

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	8,053

Total Other Compensation for Specific Groups	8,053

Other Benefits
PAG-IBIG Contributions	63
PhilHealth Contributions	198
Employees Compensation Insurance Premiums	63
Terminal Leave	456

Total Other Benefits	780

Total Personnel Services	36,562

DECEMBER 29, 2017	OFFICIAL GAZETTE	1435
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Maintenance and Other Operating Expenses
Travelling Expenses	2,576
Training and Scholarship Expenses	1,412
Supplies and Materials Expenses	8,824
Utility Expenses	2,221
Communication Expenses	1,526
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	2,529
General Services	2,075
Repairs and Maintenance	644
Taxes, Insurance Premiums and Other Fees	136
Labor and Wages	10,571
Other Maintenance and Operating Expenses
Advertising Expenses	6,057
Printing and Publication Expenses	1,642
Representation Expenses	5,661
Rent/Lease Expenses	2,036
Subscription Expenses	309
Other Maintenance and Operating Expenses	684

Total Maintenance and Other Operating Expenses	49,021

Total Current Operating Expenditures	85,583

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	10,937
Machinery and Equipment Outlay	1,760

Total Capital Outlays	12,697

TOTAL NEW APPROPRIATIONS	98,280

S. TECHNOLOGY APPLICATION AND PROMOTION INSTITUTE

For general administration and support, and operations, as indicated hereunder	P	126,571,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	P 18,218,000	P	10,706,000	P	2,715,000	P	31,639,000
Operations	23,378,000		61,554,000		10,000,000		94,932,000

TECHNOLOGY APPLICATION AND INVENTION DEVELOPMENT PROGRAM	23,378,000		61,554,000		10,000,000		94,932,000

TOTAL NEW APPROPRIATIONS	P 41,596,000	P	72,260,000	P	12,715,000	P	126,571,000

1436	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Special Provision(s)

1. Appropriations for Programs and Specific Activities. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	P	18,218,000	P	10,706,000	P	2,715,000	P	31,639,000

Sub-total, General Administration and Support		18,218,000		10,706,000		2,715,000		31,639,000

Operations
Filipinos protecting and venturing for innovative and emerging technology based projects increased		23,378,000		61,554,000		10,000,000		94,932,000

TECHNOLOGY APPLICATION AND INVENTION DEVELOPMENT PROGRAM		23,378,000		61,554,000		10,000,000		94,932,000

Technology Application, Promotion and Commercialization		15,684,000		44,250,000				59,934,000
Technology and Invention Development Assistance		7,694,000		17,304,000		10,000,000		34,998,000

Sub-total, Operations		23,378,000		61,554,000		10,000,000		94,932,000

TOTAL NEW APPROPRIATIONS	P	41,596,000	P	72,260,000	P	12,715,000	P	126,571,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	25,913

Total Permanent Positions	25,913

DECEMBER 29, 2017	OFFICIAL GAZETTE	1437
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Other Compensation Common to All
Personnel Economic Relief Allowance	1,344
Representation Allowance	348
Transportation Allowance	348
Clothing and Uniform Allowance	280
Mid-Year Bonus	2,159
Year End Bonus	2,159
Cash Gift	280
Productivity Enhancement Incentive	280

Total Other Compensation Common to All	7,198

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	8,122

Total Other Compensation far Specific Groups	8,122

Other Benefits
PAG-IBIG Contributions	67
PhilHealth Contributions	229
Employees Compensation Insurance Premiums	67

Total Other Benefits	363

Total Personnel Services	41,596

Maintenance and Other Operating Expenses
Travelling Expenses	1,795
Training and Scholarship Expenses	514
Supplies and Materials Expenses	2,481
Utility Expenses	1,610
Communication Expenses	2,504
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	5,960
General Services	2,350
Repairs and Maintenance	1,600
Financial Assistance/Subsidy	32,500
Taxes, Insurance Premiums and Other Fees	395
Labor and Mages	365
Other Maintenance and Operating Expenses
Advertising Expenses	260
Printing and Publication Expenses	550
Representation Expenses	1,050
Transportation and Delivery Expenses	1,730
Rent/lease Expenses	8,660
Membership Dues and Contributions to Organizations	65
Subscription Expenses	40
Litigation/Acquired Assets Expenses	2,000
Other Maintenance and Operating Expenses	5,713

Total Maintenance and Other Operating Expenses	72,260

Total Current Operating Expenditures	113,856

1438	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Capital Outlays
Loans Outlay	10,000
Property, Plant and Equipment Outlay
Buildings and Other Structures	500
Machinery and Equipment Outlay	2,215

Total Capital Outlays	12,715

TOTAL NEW APPROPRIATIONS	126,571

DECEMBER 29, 2017	OFFICIAL GAZETTE	1439
DEPARTMENT OF SCIENCE AND TECHNOLOGY

GENERAL SUMMARY

DEPARTMENT OF SCIENCE AND TECHNOLOGY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	P	560,382,000	P	4,231,835,000	P	108,957,000	P	4,901,174,000
B. ADVANCED SCIENCE AND TECHNOLOGY INSTITUTE		48,196,000		454,391,000		43,000,000		545,587,000
C. FOOD AND NUTRITION RESEARCH INSTITUTE		115,104,000		246,854,000		6,500,000		368,458,000
D. FOREST PRODUCTS RESEARCH AND DEVELOPMENT INSTITUTE		129,785,000		54,946,000		58,095,000		242,826,000
E. INDUSTRIAL TECHNOLOGY DEVELOPMENT INSTITUTE		230,297,000		165,185,000		157,487,000		552,969,000
F. METALS INDUSTRY RESEARCH AND DEVELOPMENT CENTER		144,493,000		81,558,000		128,375,000		354,426,000
G. NATIONAL ACADEMY OF SCIENCE AND TECHNOLOGY		11,209,000		66,310,000		3,740,000		81,259,000
H. NATIONAL RESEARCH COUNCIL OF THE PHILIPPINES		27,588,000		33,961,000		9,731,000		71,280,000
I. PHILIPPINE ATMOSPHERIC, GEOPHYSICAL AND ASTRONOMICAL SERVICES ADMINISTRATION		488,452,000		470,722,000		1,496,980,000		2,456,154,000
J. PHILIPPINE COUNCIL FOR AGRICULTURE, AQUATIC AND NATURAL RESOURCES RESEARCH AND DEVELOPMENT		157,399,000		1,117,315,000		12,540,000		1,287,254,000
K. PHILIPPINE COUNCIL FOR HEALTH RESEARCH AND DEVELOPMENT		39,134,000		561,257,000		6,780,000		607,171,000
L. PHILIPPINE COUNCIL FOR INDUSTRY, ENERGY AND EMERGING TECHNOLOGY RESEARCH AND DEVELOPMENT		51,722,000		795,837,000		12,718,000		860,277,000
M. PHILIPPINE INSTITUTE OF VOLCANOLOGY AND SEISMOLOGY		121,958,000		167,847,000		243,590,000		533,395,000
N. PHILIPPINE NUCLEAR RESEARCH INSTITUTE		144,194,000		135,809,000		55,443,000		335,446,000
O. PHILIPPINE SCIENCE HIGH SCHOOL		899,854,000		772,058,000		2,098,011,000		3,769,923,000
P. PHILIPPINE TEXTILE RESEARCH INSTITUTE		48,471,000		33,676,000		34,043,000		116,190,000
Q. SCIENCE EDUCATION INSTITUTE		34,911,000		3,671,441,000		5,150,000		3,711,502,000
R. SCIENCE AND TECHNOLOGY INFORMATION INSTITUTE		36,562,000		49,021,000		12,697,000		98,280,000
S. TECHNOLOGY APPLICATION AND PROMOTION INSTITUTE		41,596,000		72,260,000		12,715,000		126,571,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF SCIENCE AND TECHNOLOGY	P	3,331,307,000	P	13,182,283,000	P	4,506,552,000	P	21,020,142,000